VALIC COMPANY I
                                   Growth Fund

                         IMPORTANT NEWS FOR SHAREHOLDERS

                               QUESTIONS & ANSWERS


     The following questions and answers represent some typical concerns you might have regarding the attached prospectus/proxy statement ("Prospectus/Proxy Statement"). We encourage you to read the full text of the Prospectus/Proxy Statement.

Q:   What is this document and why did we send it to you?

A:   Mutual fund companies are required to obtain shareholders' votes for certain types of changes affecting their funds. This Prospectus/Proxy Statement is being furnished to you in connection with the solicitation of votes by the Board of Directors of VALIC Company I with respect to the Growth Fund.

     You are receiving this Prospectus/Proxy Statement because you are the owner of a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC") (the "Insurance Company"), and some or all of your Contract value is invested in the Growth Fund. VALIC, through its separate account and its investment of seed capital, technically is the record owner of Growth Fund's shares. However, as an owner of a Contract issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Growth Fund that are attributable to your Contract. Although you are not directly a shareholder of Growth Fund, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Growth Fund.

Q:   What are the issues contained in this Prospectus/Proxy Statement?

A:   You are being asked to consider a proposal to reorganize Growth Fund into
Blue Chip Growth Fund, another series of VALIC Company I.

Q: Why did the Board of Directors approve the reorganization? How will the reorganization benefit me?

A:   The Board of Directors approved the reorganization for several reasons, concluding that the reorganization into the Blue Chip Growth Fund is in the best interests of the Growth Fund and its shareholders. The reorganization is expected to provide several benefits to you as a Contract owner, including:

o Cost Savings: Blue Chip Growth Fund's annual operating expenses are lower than those of Growth Fund. For the fiscal year ended May 31, 2003, Blue Chip Growth Fund's annual operating expense ratio was 1.24% of average daily net assets compared to that of Growth Fund, which was 2.67% of average daily net assets.

o Operating Efficiencies: Upon the reorganization of Growth Fund into Blue Chip Growth Fund, operating efficiencies may be achieved by Blue Chip Growth Fund because it will have a larger asset base. As of February 27, 2004, Growth Fund's total net assets were approximately $4.7 million, and Blue Chip Growth Fund's total net assets were approximately $40.9 million. Economies of scale may be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and directors fees.

o Potential for Better Performance: VALIC, the Funds' investment adviser, believes that based on the historical long-term performance records of Growth Fund and Blue Chip Growth Fund, over the long term the performance of Blue Chip Growth Fund should (although no guarantee can be given) exceed that of Growth Fund.


Q: What effect will the reorganization have on fees and expenses? Is there a benefit to me?

A:   Yes, the reorganization will benefit you as a Contract owner. The annual operating expense ratio of Blue Chip Growth Fund will be LOWER than the current annual operating ratio of Growth Fund. Lower expenses have the potential for generating increased portfolio returns. Under the proposed terms of the reorganization, you will not incur any sales loads, exchange charge or similar transaction charges or fees associated with effecting the reorganization.

Q: Do Growth Fund and Blue Chip Growth Fund have similar investment objectives?

A:   Both Funds have similar investment objectives. Growth Fund seeks capital appreciation through investments in common stocks. Blue Chip Growth Fund seeks long-term capital growth. In addition, income is a secondary objective for the Blue Chip Growth Fund.

Q: What will happen to the account balance held under my Contract in Growth Fund if the reorganization is approved?

A:   There will be no change in value. Upon approval and completion of the reorganization, shares of the Growth Fund will be exchanged for shares of the Blue Chip Growth Fund based on a specified exchange ratio determined by the respective net asset values of the Funds' shares. Your Contract will be credited with shares of the Blue Chip Growth Fund whose aggregate value at the time of issuance will equal the aggregate value of the Growth Fund shares held under your Contract on that date.

Q:   Can I reallocate my account balance before the reorganization takes place?

A:   Yes, in accordance with applicable rules under your Contract, you may transfer your account balance out of the Growth Fund and into any other investment option made available by your Contract.

Q:   What happens if the reorganization is not approved by Contract owners?

A:   In the event that sufficient votes are not received to approve the reorganization, the Directors will consider other options, such as having Growth Fund continue as a fund of VALIC Company I. VALIC beneficially owns shares of Growth Fund. See the disclosure of VALIC's share ownership on page 31 of the Prospectus/Proxy Statement.

Q:   Will the reorganization create a taxable event for me?

A:   No, you will not recognize gain or loss for federal income tax purposes.

Q:   How do the Directors recommend that I vote?

A:   The Board of Directors recommends that you VOTE FOR the proposed reorganization.

Q:   How do I vote my shares?

A:   You can provide voting instructions for shares beneficially held through your Contract by mail using the enclosed voting instruction card or in person at the special meeting. Please see "Instructions for Signing Voting Instruction Cards" on the next page.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

     The following general rules for signing Voting Instruction Cards may be of assistance to you.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the Voting Instruction Card form.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Voting Instruction Card.

     3. All Other Accounts: The capacity of the individual signing the Voting Instruction Card should be indicated unless it is reflected in the form of registration. For example:

     Registration                                           Valid Signature

     Corporate Accounts

     (1)      ABC Corp. . . . . . . . . . . . . . . . . . ABC Corp.

     (2)      ABC Corp. . . . . . . . . . . . . . . . . . John Doe, Treasurer

     (3)      ABC Corp.
              c/o John Doe, Treasurer . . . . . . . . . . John Doe

     (4)      ABC Corp. Profit Sharing Plan . . . . . . . John Doe, Trustee

     Trust Accounts

     (1)      ABC Trust . . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

     (2)      Jane B. Doe, Trustee
              u/t/d 12/28/78 . . . . . . . . . . . . . .  Jane B. Doe

     Custodial or Estate Accounts

     (1)      John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA . . . . . . . John B. Smith

     (2)      Estate of John B. Smith . . . . . . . . . . John B. Smith, Jr., Executor


                                 VALIC COMPANY I
                                   Growth Fund

                               2929 Allen Parkway
                              Houston, Texas 77019


July 6, 2004                                         IMMEDIATE ACTION REQUESTED


Dear Contract Owner:

     As the owner of a variable life or variable annuity contract (a "Contract") issued by The Variable Annuity Insurance Company ("VALIC") (the "Insurance Company"), you have the right to instruct the Insurance Company that issued your Contract how to vote certain shares of Growth Fund at a special meeting of shareholders to be held on August 26, 2004. Although you are not directly a shareholder of Growth Fund, some or all of your Contract value is invested, as provided by your Contract, in the Fund. As a result, you have the right to instruct the Insurance Company how to vote the shares of Growth Fund that are attributable to your Contract at the meeting. Before the meeting, I would like your vote on the important proposal described in the accompanying prospectus/proxy statement ("Prospectus/Proxy Statement").

     The Prospectus/Proxy Statement describes the reorganization of Growth Fund into Blue Chip Growth Fund, another series of VALIC Company I. It contains details about the proposed fund reorganization, as well as about Blue Chip Growth Fund's investment objective, portfolio management team and performance. Please read the attached Prospectus/Proxy Statement carefully.

The Board of Directors of VALIC Company I has approved the fund reorganization and recommends that you vote FOR the proposed reorganization.

     If the shareholders of Growth Fund approve the reorganization, shares of Growth Fund will be exchanged for an equal value of shares of Blue Chip Growth Fund, which will result in your holding beneficially through your Contract shares of Blue Chip Growth Fund. Under the proposed terms of the reorganization, you will not incur any sales loads, exchange charge or similar transaction charges or fees associated with effecting the reorganization.

     In proposing the reorganization of Growth Fund into Blue Chip Growth Fund, VALIC believes that this reorganization will potentially result in better long-term performance and will reduce expenses for current Contract owners, and that operating efficiencies may be achieved by Blue Chip Growth Fund because it will have a greater level of assets. Accordingly, the reorganization would be beneficial to you and other Contract owners.

     We realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. We ask that you cast your vote in order that we may effect the proposed fund reorganization.

     We have made every effort to make the voting process easy. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, you may cast your vote by filling out the enclosed Voting Instruction Card and returning it in the enclosed postage-paid envelope.


     Please complete, sign, and date the enclosed Voting Instruction Card and promptly return it in the enclosed postage-paid envelope


     Thank you for your cooperation and for participating in this important process.

                                              Very truly yours,

                                              /s/ Evelyn M. Curran

                                              Evelyn M. Curran
                                              President
                                              VALIC Company I

                                 VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                   Growth Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be Held on August 26, 2004

To the Shareholders of VALIC Company I:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Growth Fund, a series of VALIC Company I (the "Series Company"), a Maryland corporation, will be held in Meeting Room 1 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019 on August 26, 2004 at 10:00 a.m. Central Time and any adjournments thereof (the "Special Meeting") for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Growth Fund ("Growth") by Blue Chip Growth Fund ("Blue Chip Growth"), a series of the Series Company, in exchange for shares of Blue Chip Growth and the assumption by Blue Chip Growth of all of the liabilities of Growth. The Plan also provides for distribution of these shares of Blue Chip Growth to shareholders of Growth in liquidation and subsequent termination of Growth. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Growth.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 12, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                             By order of the Board of Directors


                                             Nori L. Gabert, Esq.
                                             Secretary

July 6, 2004

YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING. YOU MAY VOTE BY MAIL OR IN PERSON. PLEASE GIVE YOUR VOTING INSTRUCTIONS PROMPTLY.

                            ACQUISITION OF ASSETS OF

                                   GROWTH FUND
                         (formerly, Opportunities Fund)
                                   a series of
                                 VALIC Company I
                               2929 Allen Parkway
                              Houston, Texas 77019
                                 (800) 448-2542

                        BY AND IN EXCHANGE FOR SHARES OF

                              BLUE CHIP GROWTH FUND
                                   a series of
                                 VALIC Company I

                           PROSPECTUS/PROXY STATEMENT

                               DATED JULY 6, 2004


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Growth Fund (formerly, Opportunities
Fund)("Growth") for consideration at a Special Meeting of Shareholders to be held on August 26, 2004 at 10:00 a.m. Central time in Meeting Room 1 of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas, 77019, and any adjournments thereof (the "Meeting").

                                     GENERAL

     The Board of Directors of VALIC Company I (the "Series Company"), has approved the proposed reorganization of Growth, which is a series of the Series Company, into Blue Chip Growth Fund ("Blue Chip Growth"), which is also a series of the Series Company. Growth and Blue Chip Growth are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds."

     The Variable Annuity Life Insurance Company, a stock life insurance company organized under the Texas Insurance Code ("VALIC" or the "Insurance Company"), through its VALIC Separate Account A (the "separate account") and through its investment of seed capital, is the record owner of Growth's shares and will vote the shares of the Fund at the Meeting.

     As an owner of a variable annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Growth that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Growth, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Growth. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of Growth refers to the Insurance Company, which holds Growth's shares of record;

     o "units" or "shares" refers generally to your shares of beneficial interest in the Fund; and

     o    "unitholder," "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Growth will be acquired by Blue Chip Growth in exchange for shares of Blue Chip Growth and the assumption by Blue Chip Growth of the liabilities of Growth (the "Reorganization"). If the Reorganization is approved, shares of Blue Chip Growth will be distributed to each Record Holder in liquidation of Growth, and Growth will be terminated as a series of the Series Company. You will then hold that number of full and fractional shares of Blue Chip Growth that have an aggregate net asset value equal to the aggregate net asset value of your shares of Growth. The number of shares for which a Contract Owner is entitled to provide voting instructions will be determined by dividing his or her Contract value allocated to Growth on the record date by the share value of Growth on the record date.

     Growth and Blue Chip Growth are each a separate diversified series of the Series Company, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Growth is similar to that of Blue Chip Growth, as follows:

------------------------------------------------------- -------------------------------------------------------------
                         Fund                                               Investment Objective
------------------------------------------------------- -------------------------------------------------------------
Growth                                                  Seeks capital appreciation through investments in
                                                        common stocks.
------------------------------------------------------- -------------------------------------------------------------
Blue Chip Growth                                        Seeks long-term capital growth. Income is a
                                                        secondary objective.
------------------------------------------------------- -------------------------------------------------------------


The investment strategies for Growth are similar to those for Blue Chip Growth.

     This Prospectus/Proxy Statement explains concisely the information about Blue Chip Growth that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- --------------------------------------------------
Information about the Funds:                                          How to Obtain this Information:
---------------------------                                           -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Series Company relating to Growth,                  Copies are available upon request and
dated October 1, 2003, as supplemented                                without charge if you:

Prospectus of the Series Company relating to Blue                     o Write to the Series Company at
Chip Growth, dated October 1, 2003, as supplemented,                    the address listed on the cover
which accompanies this Prospectus/Proxy Statement                       page of Prospectus/Proxy
                                                                        Statement; or
Statement of Additional Information of the Series
Company relating to both Funds, dated October 1,                      o Call (800)448-2542 toll-free.
2003 as supplemented

Annual Report of the Series Company relating to both Funds for the year ended May 31, 2003

Semi-Annual Report of the Series Company relating to
both Funds for the six-month period ended November
30, 2003
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated July 6,                     A copy is available upon request and
2004, which relates to this Prospectus/Proxy Statement                without charge if you:
and the Reorganization

                                                                        o Write to the Series Company at
                                                                          the address listed on the cover
                                                                          page of this Prospectus/Proxy
                                                                          Statement; or

                                                                        o Call (800) 448-2542 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     Information relating to Growth contained in the Prospectus of the Series Company dated October 1, 2003 as supplemented (SEC File No. 811-03738) is incorporated by reference in this document. This means that such information is legally considered to be part of this Prospectus/Proxy Statement. Information relating to Blue Chip Growth contained in the Prospectus of the Series Company dated October 1, 2003 as supplemented (SEC File No. 811-03738) also is incorporated by reference in this document. As indicated in the chart above, you will receive a copy of the Prospectus relating to Blue Chip Growth with this Prospectus/Proxy Statement. The Statement of Additional Information dated July 6, 2004 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the audited financial statements of the Series Company relating to Growth and to Blue Chip Growth for the year ended May 31, 2003 and the unaudited financial statements relating to Growth and to Blue Chip Growth for the six months ended November 30, 2003, is incorporated by reference in its entirety in this document.



-------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

          An investment in Blue Chip Growth through a Contract:

     o    is not a deposit of, or guaranteed by, any bank

     o is not insured by the FDIC, the Federal Reserve Board or any other government agency

     o    is not endorsed by any bank or government agency

     o involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

SUMMARY...........................................................................................................7
         Why is the Reorganization being proposed?................................................................7
         What are the key features of the Reorganization?.........................................................7
         What will happen to the account balance held under my Contract in Growth Fund if the reorganization is approved?................................................................................................7
         How will the Reorganization affect me?...................................................................8
         How do the Directors recommend that I vote?..............................................................8
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............9
         How do the Funds' fees and expenses compare?............................................................11
         How do the Funds' performance records compare?..........................................................13
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............................................................................15
         Who will be the Investment Sub-Adviser and Portfolio Manager of my Fund after the Reorganization?  What will the management and advisory fees be after the Reorganization?......................................15
         What will be the primary federal tax consequences of the Reorganization?................................17
RISKS............................................................................................................17
         Are the risk factors for the Funds similar?.............................................................17
         What are the primary risks of investing in each Fund?...................................................17
         Are there any other risks of investing in each Fund?....................................................20
INFORMATION ABOUT THE REORGANIZATION.............................................................................20
         Reasons for the Reorganization..........................................................................20
         Agreement and Plan of Reorganization....................................................................22
         Federal Income Tax Consequences.........................................................................23
         Pro-forma Capitalization................................................................................24
         Distribution of Shares..................................................................................25
         Purchase and Redemption Procedures......................................................................26
         Exchange Privileges.....................................................................................26
         Dividend Policy.........................................................................................26
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................27
         Form of Organization....................................................................................27
         Capitalization..........................................................................................27
         Shareholder Liability...................................................................................27
         Shareholder Meetings and Voting Rights..................................................................27
         Liquidation.............................................................................................28
         Liability and Indemnification of Directors..............................................................28
VOTING INFORMATION CONCERNING THE MEETING........................................................................29
         Shareholder Information.................................................................................31
         Control Persons and Principal Holders of Securities.....................................................31
FINANCIAL STATEMENTS AND EXPERTS.................................................................................32
LEGAL MATTERS....................................................................................................32
ADDITIONAL INFORMATION...........................................................................................32
OTHER BUSINESS...................................................................................................32
EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION................................................................A-1
EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.........................................................B-1

                                     SUMMARY

     This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

     Why is the Reorganization being proposed?

     Since its inception, Growth has generated limited cash flows and has maintained a minimum level of assets. The Fund is not expected to reach a level of assets necessary to achieve operational efficiencies. In addition, the historical performance of Blue Chip Growth, which has a similar investment objective and a larger asset base, has been stronger than that of Growth. Finally, total annual operating expenses for Blue Chip Growth are lower than those of Growth. Therefore, the Directors believe that the Reorganization is in the best interests of Growth's shareholders.

     What are the key features of the Reorganization?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     o the transfer of all of the assets of Growth to Blue Chip Growth in exchange for shares of Blue Chip Growth;

     o the assumption by Blue Chip Growth of all of the liabilities of Growth;

     o the liquidation of Growth by distribution of shares of Blue Chip Growth to Growth's shareholders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about August 27, 2004.

     What will happen to the account balance held under my Contract in Growth Fund if the reorganization is approved?


     There will be no change in value. Upon approval and completion of the Reorganization, shares of Growth will be exchanged for shares of Blue Chip Growth based on a specified exchange ratio determined by the respective net asset values of the Funds' shares. Your Contract will be credited with shares of Blue Chip Growth whose aggregate value at the time of issuance will equal the aggregate value of Growth shares held under your Contract on that date.



     How will the Reorganization affect me?

     It is anticipated that the Reorganization will benefit you as well as the Record Holders as follows:

     o COST SAVINGS: The annual operating expense ratio of Blue Chip Growth is less than that of Growth. For the fiscal year ended May 31, 2003, Blue Chip Growth's annual operating expense ratio was 1.24% of average daily net assets compared to that of Growth, which was 2.67% of average daily net assets. In addition, the operating expenses of Blue Chip Growth may potentially decrease over the long term in comparison to those of Growth due to the spreading of fixed costs over a larger pool of assets. There are currently no significant cash flows in Growth.

     o OPERATING EFFICIENCIES: Upon the reorganization of Growth into Blue Chip Growth, operating efficiencies may be achieved by Blue Chip Growth because it will have a larger asset base. As of February 27, 2004, Growth's total net assets were approximately $4.7 million, and Blue Chip Growth's total net assets were approximately $40.9 million.

          Economies of scale may be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting and printing of prospectuses.

     o Potential for Better Performance: VALIC believes that based on the historical long-term performance records of the Funds, over the long term the performance of Blue Chip Growth should (although no guarantee can be given) exceed that of Growth.


     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Series Company will sell its shares on a continuous basis at net asset value only to VALIC and its affiliate insurance companies and to certain employee-sponsored retirement plans. Your Contract values will be allocated to the same separate account and that separate account will invest in Blue Chip Growth after the Reorganization. After the Reorganization, all or a portion of your Contract value will depend on the performance of Blue Chip Growth rather than that of Growth. The Directors of the Series Company believe that the Reorganization will benefit the shareholders of both Growth and Blue Chip Growth. All of the costs of the Reorganization, including costs of the proxy solicitation, will be paid by Growth.

     Like Growth, Blue Chip Growth will declare and pay dividends from net investment income quarterly and will distribute net realized capital gains, if any, annually to the Insurance Company. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of Blue Chip Growth.

     How do the Directors recommend that I vote?

     The Directors of the Series Company, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Growth, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of Growth.

     THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Directors of the Series Company have also approved the Plan on behalf of Blue Chip Growth.

How do the Funds' investment objectives, principal investment strategies and risks compare?

     The investment objective and the investment strategies of Growth are similar to that of Blue Chip Growth. The investment objective of each Fund is non-fundamental, which means that it may be changed by vote of the Directors and without shareholder approval.

     The following tables summarize a comparison of Growth and Blue Chip Growth with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to each of the Funds.

   ----------------------------- --------------------------------------------------------------------------
                                 Growth
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          The Fund seeks capital appreciation through investments in common stocks.

   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Invests mainly in common stocks of U.S. companies, with a
   Strategies                    focus on growth stocks (those the investment sub-adviser
                                 believes whose earnings will grow faster than the economy, with a resultant price increase).

                                 Invests mainly in mid-sized and larger companies, although it may invest in companies of any size.

                                 May invest up to 35% of its total assets in foreign securities of foreign issuers, including up to 10% in securities of
                                 issuers in developing (also known as "emerging") markets.

                                 May also invest in preferred stocks, convertible securities, exchange traded funds (including SPDRs) and debt
                                 instruments.

                                 May engage in a variety of transactions involving
                                 derivatives, such as futures, options, warrants and swap
                                 contracts.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 Blue Chip Growth
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          The Fund seeks long-term capital growth. Income is a
                                 secondary objective.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Normally invests at least 80% if net assets in the common
   Strategies                    stocks of large and medium-sized blue chip growth
                                 companies. These companies are firms that, in the sub-
                                 adviser" view, are  well-established in their industries and have the potential for above-average earnings.

                                 Some of the companies the Fund's sub-adviser targets will
                                 have good prospects for dividend growth.

                                 May also invest up to 20% of its total assets in foreign
                                 securities, which include non-dollar denominated securities traded outside of the U.S.

                                 The Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity
                                 for gain.

                                 Other securities may be purchased, including futures and
                                 options, in keeping with the Fund's objectives.
   ----------------------------- --------------------------------------------------------------------------

     The principal risks of investing in Blue Chip Growth are similar to those of investing in Growth. They include:

     o Market risk - a Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

     o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies.

     o Investment style risk (Growth stock risk) - different investment styles such as growth or value investing tend to shift in or our of favor, depending on market and economic conditions as well as investor sentiment; growth stocks may lack the dividends that can cushion share prices in a down market.

     o Foreign investment risk -- investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

     Growth may invest in the securities of emerging market countries. All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

     o Currency risk--because each Fund's foreign investments are generally held in foreign currencies, the Funds could experience gains or losses based solely on changes in the exchange rates between foreign currencies and the U.S. dollar.

     o Derivatives risk -- investments in derivatives can significantly increase each Fund's exposure to market risk or credit risk of the counterparty; derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

     Each Fund may invest up to 100% of its assets in high quality money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

     For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

     The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and the Statement of Additional Information of the Funds.

     Because Growth and Blue Chip Growth have similar investment objectives and similar investment strategies, it is not anticipated that the securities held by Growth will be sold in significant amounts in order to comply with the policies and investment practices of Blue Chip Growth in connection with the Reorganization.

     How do the Funds' fees and expenses compare?

     Growth and Blue Chip Growth each offer one class of shares. Neither Fund has a sales charge, redemption or surrender fee, exchange fee or account fee. These types of fees may be imposed by your Contract. Such sales charges and other expenses are described in your Contract prospectus. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The column entitled "Blue Chip Growth Pro Forma" lists the estimated fees and expenses you would pay if the Reorganization is approved and completed.

     The expense ratios and amounts for the shares of Growth and of Blue Chip Growth set forth in the following tables and in the examples are based on the expenses for Growth and Blue Chip Growth for the fiscal year ended May 31, 2003. The expense ratio and amounts for shares of Blue Chip Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Blue Chip Growth would have been for the fiscal year ended May 31, 2003, assuming the Reorganization had been completed as of the beginning of that period.


The following table does not reflect charges and fees assessed by the Insurance Company under your Contract. If those charges and expenses had been included, expenses would be higher.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                          Growth                  Blue Chip Growth             Blue Chip Growth
                                                                                                   (Pro Forma)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Management Fees                            0.95%                        0.80%                        0.80%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Other Expenses                             1.72%                        0.44%                        0.34%
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total Fund Operating Expenses              2.67%*                       1.24%*                        1.14%
------------------------------- ---------------------------- ---------------------------- ----------------------------

*Through directed brokerage arrangements, a portion of the Funds' expenses has been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Funds. Had the expense reductions been taken into account, "Net Expenses" would have been 2.62% for Growth and 1.21% for Blue Chip Growth.

     The following examples are intended to help you compare the cost of investing in Growth versus Blue Chip Growth and Blue Chip Growth Pro Forma, assuming the Reorganization takes place. The tables below show examples of the total expenses you would pay on a $10,000 investment for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assumes a 5% average annual return, that you reinvest all of your dividends, and that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

     The examples do not reflect the fees, expenses or withdrawal charges imposed by the Contracts for which the Funds serve as investment vehicles. If those fees and expenses had been included, your costs would be higher. See your Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

-------------------------------------------------------------------------------
                                Growth

      One Year      Three Years      Five Years         Ten Years
        $270           $829           $1,415             $3,003
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          Blue Chip Growth

      One Year      Three Years      Five Years         Ten Years
       $126            $393            $681              $1,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        Blue Chip Growth Pro Forma

      One Year      Three Years      Five Years         Ten Years
        $116           $362            $628              $1,386
-------------------------------------------------------------------------------


     The expense examples do not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

     How do the Funds' performance records compare?

     The following charts illustrate the annual returns of Blue Chip Growth and Growth for the calendar years since inception. How the Funds performed in the past is not necessarily an indication of how each Fund will perform in the future.

     Performance does not reflect the fees, expenses or withdrawal charges imposed by the Contracts for which the Funds serve as investment vehicles. If those fees and expenses had been included, performance would be lower.

     These charts are intended to help you evaluate the risks of investing in each Fund by showing how the Fund's return has varied from year-to-year. The Funds' returns reflect investment management fees and other Fund expenses. Each Fund can also experience short-term performance swings as indicated in the best and worst quarter information below each chart.

                                     Growth

                          -------------- -----------
                           -30.47%       -30.00%







                          01             02
                          -------------- -----------

   For the year-to-date as of March 31, 2004, the Fund's return was 0.63%.

                        Best Quarter: 4th - 2001 +13.87%
                       Worst Quarter: 3rd - 2001 - 27.18%



                              Blue Chip Growth

                        -------------- ------------
                           -14.26%       -24.31%






                              01            02
                        -------------- ------------

  For the year-to-date as of March 31, 2004, the Fund's return was 1.66%.

                        Best Quarter: 4th - 2001 + 13.96%
                        Worst Quarter: 3rd - 2001 -16.91%



     The next set of tables compares each Fund's average annual total return to the returns of their respective benchmarks. These tables include the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in each Fund. A description of each benchmark follows the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.



         ------------------------------ ----------------- ----------------
         Growth                         1 Year            From
                                        Ended             Inception*
                                        12/31/02          to 12/31/02

         ------------------------------ ----------------- ----------------
         ------------------------------ ----------------- ----------------
         The Fund                       -30.00%           -34.58%
         ------------------------------ ----------------- ----------------
         ------------------------------ ----------------- ----------------
         Russell 1000(R)Growth Index    -27.88%           -29.76%
         ------------------------------ ----------------- ----------------
         ------------------------------ ----------------- ----------------
         S&P 500(R)Index                -22.10%           -18.39%
         ------------------------------ ----------------- ----------------

         ------------------------------ ----------------- ----------------
         Blue Chip Growth               1 Year            From
                                        Ended             Inception**
                                        12/31/02          to 12/31/02

        ------------------------------ ----------------- ----------------
        ------------------------------ ----------------- ----------------
        The Fund                       -24.31%           -20.68%
        ------------------------------ ----------------- ----------------
        ------------------------------ ----------------- ----------------
        S&P 500(R)Index                -22.10%           -18.88%
        ------------------------------ ----------------- ----------------

       * Inception date is October 1, 2000.

      ** Inception date is November 1, 2000.


                           --------------------------

     The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book rations and higher forecasted growth values.

     The S&P 500(R) Index is an index of the stocks of 500 major larger-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

     For a detailed discussion of the manner of calculating total return, please see the Funds' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about Blue Chip Growth is also contained in management's discussion of Blue Chip Growth's performance, attached as Exhibit B to this Prospectus/Proxy Statement. This information also appears in the most recent Prospectus of Blue Chip Growth.

     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The Reorganization will not affect your right to purchase and redeem shares, to change investment options available through your Contract, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able to purchase additional shares of Blue Chip Growth through your Contract. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

     Who will be the Investment Sub-Adviser and Portfolio Manager of my Fund after the Reorganization? What will the management and advisory fees be after the Reorganization?

     Management of the Funds

     The overall management of Growth and of Blue Chip Growth is the responsibility of, and is supervised by, the Board of Directors of the Series Company. After the Reorganization, Growth will be terminated as soon as reasonably practicable thereafter.

     Investment Adviser

     VALIC is the investment adviser for each Fund. VALIC selects and pays the fees of the investment sub-adviser for each Fund and monitors each investment sub-adviser's investment program. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

     Facts about VALIC:

-------------------------------------------------------------------------------

     o VALIC is a stock insurance company that has been in the investment advisory business since 1960.

     o    VALIC  is  located  at  2929  Allen  Parkway,  Houston,  Texas  77019.
-------------------------------------------------------------------------------

     The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the Disinterested Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

     Investment Sub-Adviser

     T. Rowe Price Associates, Inc. (the "Sub-Adviser") is the investment sub-adviser to Blue Chip Growth. Pursuant to an investment sub-advisory agreement with VALIC, the Sub-Adviser continuously furnishes an investment program for the Fund, makes day-to-day investment decisions on behalf of the Fund, and arranges for the execution of Fund transactions.

     Facts about the Sub-Adviser:

-------------------------------------------------------------------------------

     o The Sub-Adviser, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing.

     o    The  Sub-Adviser  and  its  affiliated   companies  had  assets  under
          management of approximately $190 billion as of December 31, 2003.

     o The Sub-Adviser is located at 100 East Pratt Street, Baltimore, Maryland 21202.
          ---------------------------------------------------------------------

     Portfolio Management

     The Fund is managed by an investment advisory  committee,  chaired by Larry
J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined the Sub-Adviser in 1990 and has been a portfolio manager since 1993.

     Management Fees

     For its management and supervision of the daily business affairs of Blue Chip Growth, VALIC received a fee of 0.80% of the Fund's average daily net assets for the fiscal year ended May 31, 2003.

     Sub-Advisory Fees

     Under the terms of the investment sub-advisory agreement, the Sub-Adviser is paid by VALIC for providing advisory services to Blue Chip Growth. The Fund does not pay a fee to the Sub-Adviser.

     What will be the primary federal tax consequences of the Reorganization?

     Prior to or at the completion of the Reorganization, Growth and Blue Chip Growth will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Growth or its Record Holders for federal income tax purposes as a result of receiving shares of Blue Chip Growth in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Blue Chip Growth that are received by the Record Holders of Growth will be the same as the holding period and aggregate tax basis of the shares of Growth previously held by such Record Holders, provided that such shares of Growth are held as capital assets. In addition, the holding period and tax basis of the assets of Growth in the hands of Blue Chip Growth as a result of the Reorganization will be the same as in the hands of Growth immediately prior to the Reorganization, and no gain or loss will be recognized by Blue Chip Growth upon the receipt of the assets of Growth in exchange for shares of Blue Chip Growth and the assumption by Blue Chip Growth of Growth's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                                      RISKS

     Are the risk factors for the Funds similar?

     Yes. The risk factors are similar due to the similar investment objectives and similar investment policies of Growth and Blue Chip Growth. The risks of Blue Chip Growth are described in greater detail in the Fund's Prospectus.

     What are the primary risks of investing in each Fund?

     An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.



-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Funds is subject to Market Risk.


-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Growth                                 Invests mainly in common stocks of U.S. companies.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Blue Chip Growth                       Normally invests at least 80% of net assets in the common stocks.
-------------------------------------- -------------------------------------------------------------------------------

     As with all equity funds, each Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, the sub-adviser's assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Funds is subject to Market Capitalization Risk.

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Growth                                Invests mainly in mid-sized and larger companies, although it may invest in companies of any size.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Blue Chip Growth                      Normally invests at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies.
------------------------------------- --------------------------------------------------------------------------------

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies.

------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Funds is subject to Investment Style Risk (Growth stock risk).
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Growth                                Invests mainly in common stocks of U.S. companies, with a focus on growth stocks (those the investment sub-adviser believes whose earnings will grow faster than the economy, with a resultant price increase).
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Blue Chip Growth                      Normally invests at least 80% of net assets in the common stocks of large and medium-sized blue chip growth companies. These companies are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings.

                                      Some of the companies the Fund's sub-adviser targets will have good prospects for dividend growth.
------------------------------------- --------------------------------------------------------------------------------


     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.


------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Funds is subject to Foreign Investment Risk and Currency Risk.

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Growth                                May invest up to 35% of its total assets in foreign securities of foreign issuers, including up to 10% in securities of issuers in emerging markets.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Blue Chip Growth                      May invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.
------------------------------------- --------------------------------------------------------------------------------

     Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

     In addition, Growth may invest in securities of issuers in emerging markets. Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of emerging market nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. Emerging markets are typically more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

     Because each Fund's foreign investments are generally held in foreign currencies, a Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Funds is subject to Derivatives Risk.

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Growth                                May engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Blue Chip Growth                      Other securities may be purchased, including futures and options, in keeping with the Fund's objectives.
------------------------------------- --------------------------------------------------------------------------------


     Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from a Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

     Are there any other risks of investing in each Fund?

     With respect to Growth and Blue Chip Growth, the seeking of earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.



                      INFORMATION ABOUT THE REORGANIZATION

     Reasons for the Reorganization

     Since its inception, Growth has generated limited cash flows and has maintained minimum assets. The Reorganization may potentially help to achieve operating efficiencies and, consequently, reduce shareholder costs, because Blue Chip Growth contains a larger pool of assets than Growth.

     At a regular meeting held on April 20, 2004, all of the Directors of the Series Company, including the Disinterested Directors, considered and approved the Reorganization. They determined that the Reorganization was in the best interests of shareholders of Growth and that the interests of existing shareholders of Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

     Before approving the Plan, the Directors evaluated information provided by the management of the Series Company and reviewed various factors about the Funds and the proposed Reorganization. The Directors considered the fact that total expenses for Blue Chip Growth are lower than those of Growth both before and after the Reorganization. Shareholders will have the advantage of lower expenses if the Reorganization takes place.

     The Directors also considered the fact that Blue Chip Growth's performance generally has been better than that of Growth. Blue Chip Growth's performance for the one-year period and since inception through December 31, 2002 exceeded that of Growth. The Directors noted that Blue Chip Growth's recent performance for the one- and three-year periods and year-to-date as of February 29, 2004 also exceeded that of Growth. Please note that past performance is not an indication of future results.

     The Directors also considered the relative asset size of each Fund, including the benefits of Growth joining with a larger combined entity. As of February 27, 2004, Growth's assets were approximately $4.7 million and Blue Chip Growth's assets were approximately $40.9 million. The Directors evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and directors fees.

     In addition, the Directors considered, among other things:

     o    the terms and conditions of the Reorganization;

     o the fact that the Reorganization would not result in the dilution of shareholders' interests;

     o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

     o the fact that Growth and Blue Chip Growth have similar investment objectives and similar principal investment strategies;

     o the fact that Growth will bear the expenses incurred by the Funds in connection with the Reorganization;

     o the benefits to shareholders, including operating efficiencies, which may be achieved;

     o the fact that Blue Chip Growth will assume all of the liabilities of Growth;

     o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

     o alternatives available to shareholders of Growth, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Directors of the Series Company met with counsel to the Disinterested Directors regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Series Company concluded that the proposed Reorganization would be in the best interests of Growth and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Growth for approval.

     The Directors of the Series Company have also approved the Plan on behalf of Blue Chip Growth.

     Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

     The Plan provides that all of the assets of Growth will be acquired by Blue Chip Growth in exchange for shares of Blue Chip Growth and the assumption by Blue Chip Growth of all of the liabilities of Growth on or about August 27, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Growth will endeavor to discharge all of its known liabilities and obligations. Growth will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the Closing Date (the "Valuation Time").

     At or prior to the Closing Date, Growth will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's Record Holders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of Blue Chip Growth to be received by the Record Holders of Growth will be determined by multiplying the outstanding shares of Growth by a factor which shall be computed by dividing the net asset value per share of Growth by the net asset value per share of Blue Chip Growth. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Series Company's Articles of Incorporation, the Prospectus and Statement of Additional Information of Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     On or as soon after the Closing Date as conveniently practicable, Growth will liquidate and distribute pro rata to the Record Holders as of the Closing Date, the full and fractional shares of Blue Chip Growth received by Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Growth's Record Holders on Blue Chip Growth's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Blue Chip Growth due to Growth's Record Holders. All issued and outstanding shares of Growth will be canceled. The shares of Blue Chip Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Growth will be terminated.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Growth's shareholders, accuracy of various representations and warranties and receipt of an opinion of counsel relating to the tax consequences of the Reorganization. Notwithstanding approval of Growth's shareholders, the Plan may be terminated (a) by the mutual agreement of Growth and Blue Chip Growth; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     If Growth's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of shareholders.

     VALIC, through its investment of the seed money for Growth, currently is the beneficial owner of 58% of the shares of Growth. VALIC intends to redeem the shares of Blue Chip Growth that it receives in the Reorganization for such investment within approximately one year of the Closing Date.

     Federal Income Tax Consequences

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Blue Chip Growth and Growth will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Growth solely in exchange for shares of Blue Chip Growth and the assumption by Blue Chip Growth of the liabilities of Growth followed by the distribution of Blue Chip Growth 's shares to the Record Holders of Growth in dissolution and liquidation of Growth, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Blue Chip Growth and Growth will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Blue Chip Growth upon the receipt of the assets of Growth solely in exchange for the shares of Blue Chip Growth and the assumption by Blue Chip Growth of the liabilities of Growth;

     (3) No gain or loss will be recognized by Growth upon the transfer of its assets to Blue Chip Growth in exchange for Blue Chip Growth 's shares and the assumption by Blue Chip Growth of the liabilities of Growth or upon the distribution (whether actual or constructive) of Blue Chip Growth's shares to Growth's Record Holders in exchange for their shares of Growth;

     (4) No gain or loss will be recognized by Growth's Record Holders upon the exchange of their shares of Growth for shares of Blue Chip Growth in liquidation of Growth;

     (5) The aggregate tax basis of the shares of Blue Chip Growth received by each Record Holder of Growth pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Growth held by such Record Holder immediately prior to the Closing (as defined in the Plan), and the holding period of the shares of Blue Chip Growth received by each Record Holder of Growth will include the period during which the shares of Growth exchanged therefor were held by such Record Holder (provided that the shares of Growth were held as a capital asset on the date of the Closing); and

     (6) The tax basis of the assets of Growth acquired by Blue Chip Growth will be the same as the tax basis of such assets to Growth immediately prior to the Closing, and the holding period of such assets in the hands of Blue Chip Growth will include the period during which the assets were held by Growth.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its Growth shares and the fair market value of the shares of Blue Chip Growth it received, but will not result in either the Contract Owners or Growth being taxed because of the tax deferral provided by the Contracts and the tax rules applicable to regulated investment companies.

     The use of capital loss carryforwards of $3,000,557 from the merger of Growth into Blue Chip Growth may be subject to annual limitations imposed by the Code.

     Pro-forma Capitalization

     The following table sets forth the capitalization of Growth and Blue Chip Growth as of November 30, 2003, and the capitalization of Blue Chip Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.617 shares of Blue Chip Growth for each share of Growth.

                           Capitalization of Growth, Blue Chip Growth and
                                     Blue Chip Growth (Pro Forma)

------------------------------------------------------------------------------------------------------------

                                                                                          Blue Chip
                                                                                           Growth
                                                Blue Chip                                 Pro-forma
                               Growth             Growth             Pro-Forma            (After
                                                                    Adjustments         Reorganization)
-------------------------- ------------------ ----------------- ----------------------- ---------------------
-------------------------- ------------------ ----------------- ----------------------- ---------------------
Total Net Assets                  $4,777,606       $34,726,559            $(47,548)(a)           $39,456,617
-------------------------- ------------------ ----------------- ----------------------- ---------------------
-------------------------- ------------------ ----------------- ----------------------- ---------------------
Net Asset Value Per Share              $4.66             $7.47                     ---                 $7.47
-------------------------- ------------------ ----------------- ----------------------- ---------------------
-------------------------- ------------------ ----------------- ----------------------- ---------------------
Total Shares Outstanding           1,025,960         4,646,351            (393,087)(b)             5,279,224
-------------------------- ------------------ ----------------- ----------------------- ---------------------


     (a) To adjust for the remaining balances of any prepaid expenses of Growth to be expensed prior to the Reorganization and adjustment for the reorganization costs.

     (b) To adjust for a tax free exchange of shares of Growth for shares of Blue Chip Growth.

     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

     Distribution of Shares

     The Series Company offers shares of all of its series (including the Funds) only to registered and unregistered separate accounts of VALIC and its affiliates and shares of certain of its series to certain employer-sponsored retirement plans. Expenses of the Series Company are passed through to the separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. Your Contract prospectus describes all fees and charges relating to a Contract.

     Blue Chip Growth and Growth are each authorized to issue one class of shares.

     In the proposed Reorganization, shareholders of Growth will receive shares of Blue Chip Growth. The shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees.

     In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Blue Chip Growth serves as an investment vehicle.



     Purchase and Redemption Procedures

     Your Contract prospectus describes the procedures for investing your purchase payments or premiums in shares of Growth and Blue Chip Growth. As a Contract Owner, you do not directly buy shares of the Funds. Instead, you buy units in the separate account of VALIC. When you buy these units, you specify the series of the Series Company in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your Contract. When the separate account buys, sells, or transfers shares of the Funds, it does not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund. Your Contract prospectus describes whether the Insurance Company charges any fees for redeeming your interest in a Contract.

     Exchange Privileges

     Your Contract prospectus indicates whether the Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Series Company.

     Dividend Policy

     Each Fund has the same distribution policy. Each Fund declares and distributes its dividends from net investment income to the Insurance Company separate account quarterly. These distributions are in the form of additional shares and not cash. The result is that a Fund's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Distributions from capital gains of each Fund, if any, are normally declared and distributed annually and are reinvested in the Fund from which they were received.

     Each Fund has qualified, and Blue Chip Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

     As a Contract Owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus for further information concerning the federal income tax consequences to you of investing in the Funds.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     Form of Organization

         The Series Company is organized as a Maryland corporation and is governed by its Restated Articles of Incorporation, as amended ("Articles") and By-Laws, the Board of Directors, and applicable Maryland law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Series Company's Articles and By-Laws, without charge, upon written or oral request to the Series Company at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Series Company is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Series Company consist of the Funds and other mutual funds. The Series Company currently offers shares of its series only to insurance company registered and unregistered separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by VALIC and its affiliates and to certain employee-sponsored retirement plans.

     Capitalization

     The Series Company consists of shares of capital stock, $.01 par value per share. The total number of shares of stock which the Series Company has the authority to issue is twenty-one billion shares of capital stock of the par value of $.01 per share, with an aggregate par value of two hundred ten million dollars ($210,000,000). These shares shall be issued in certain classes of common stock (also referred to in this Prospectus/Proxy Statement as "series") comprising up to one billion shares each as indicated in the Articles. Under the Articles, Growth and Blue Chip Growth may each issue up to 750,000,000 shares. The Articles permit the Directors to increase or decrease the number of shares for each class, classify or reclassify and issue authorized stock in such other classes as it may determine, with rights determined by the Directors, all without shareholder approval. Fractional shares may be issued by each Fund.

     Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Directors, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund.

     Shareholder Liability

     Under Maryland law, shareholders of the Funds have no personal liability as such for the acts or obligations of the Funds or of the Series Company, as the case may be.

     Shareholder Meetings and Voting Rights

     The Series Company on behalf of each Fund is not required to hold annual meetings of shareholders. However, a meeting must be called when requested in writing by the holders of not less than 25% of all of the shares of the Series Company entitled to vote at such meeting. In addition, the Series Company is required to call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office were elected by shareholders. The Series Company does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Series Company.

     Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Series Company, a majority of the shares of the Series Company entitled to vote thereat constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Series Company may be removed at a meeting of shareholders by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, or with or without cause by the vote of two-thirds of the number of Directors prior to removal.

     Under the Articles, each whole share of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote.

     Shareholders of the Series Company have the power to vote with respect to the election and removal of directors, the approval or termination of an investment advisory agreement, amendments to the Articles, and as required by law or as the Directors may consider desirable.

     Liquidation

     In the event of the liquidation of the Series Company, the shareholders of each series (including the Funds), shall be entitled to receive, as a series, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to shareholders of a series will be distributed among the shareholders in proportion to the number of shares of the series held by them on the date of distribution.

     Liability and Indemnification of Directors

     The Articles provide that a present or former Director or officer is entitled to indemnification to the full extent permissible under the laws of the State of Maryland against liabilities and expenses with respect to claims related to his or her position with the Fund to the extent specifically approved by resolution adopted by the Board of Directors. No indemnification shall be provided to a Director or officer against any liability to the Fund or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. A Fund may also advance money for such litigation expenses provided that the Director undertakes to repay the Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Articles of the Series Company, the Bylaws and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles, Bylaws and Maryland law directly for more complete information.



                    VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is being sent to shareholders of Growth in connection with a solicitation of voting instructions by the Directors of the Series Company, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Central Time, August 26, 2004, in Meeting Room 1 of the Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a Voting Instruction Card, is first being mailed to shareholders of Growth on or about July 14, 2004.

     The Board of Directors of the Series Company has fixed the close of business on July 12, 2004 as the record date (the "Record Date") for determining the shareholders of Growth entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate account and through its investment of seed capital, owns all of the shares of Growth, and is the Record Holder of the Fund at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Growth. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of Growth held though its separate account for the Contract Owners of the Fund in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares it owns directly which are not attributable to Contracts, in the same proportion as it votes shares held in the Insurance Company's separate account.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Growth held in the separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Growth is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the Voting Instruction Card included with this Prospectus/Proxy Statement or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions may be found immediately after the Q&A attached to the front of this Prospectus/Proxy Statement.

     If the enclosed Voting Instruction Card is properly executed and returned in time to be voted at the Meeting, the shares represented by the Voting Instruction Card will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned Voting Instruction Card.

     o Voting Instruction Cards which are properly executed and returned will be voted FOR or AGAINST the proposed Reorganization as indicated on the Voting Instruction Cards and FOR or AGAINST, as applicable, on any other matters deemed appropriate.

     o Voting Instruction Cards which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     o Voting Instruction Cards which are properly executed and returned and are marked ABSTAIN will be included for the purposes of determining a quorum, but will not be included in the amount of shares voted for the proposed Reorganization.

     o Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company' votes shares or abstains from voting shares for which it has received voting instructions from other Contract Owners.

     Approval of the Plan will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of the majority of the shares entitled to vote at such shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Growth was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Articles and By-laws of the Series Company.

     The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures are estimated at approximately $50,000. Such costs will be paid by Growth.

     If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Growth who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles and Bylaws of the Series Company to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Series Company does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Series Company at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Series Company in a reasonable period of time prior to that meeting.

     The votes of the shareholders of Blue Chip Growth are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     Shareholder Information

     The Record Holders of Growth at the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Growth owned as of the Record Date. As of the Record Date, there were 855,113 shares of Growth outstanding.

     As of April 30, 2004, the officers and Directors of the Series Company beneficially owned as a group less than 1% of the outstanding shares of Blue Chip Growth and Growth, respectively.

     Control Persons and Principal Holders of Securities

     On July 12, 2004 to the knowledge of the Directors and management of the Series Company, VALIC and VALIC Separate Account A collectively owned of record all of the shares of Growth.

     To the Series Company's knowledge, no person beneficially owned (or owned Contracts which would entitle them to instruct the Insurance Company with respect to) 5% or more of the outstanding shares of Growth and Blue Chip Growth as of July 12, 2004.

     VALIC, through its investment of the seed money for Growth, currently is the beneficial owner of 58% of the shares of the Fund. VALIC will vote these shares in the same proportion as it votes shares held in the separate account.

     The proportionate voting by the Insurance Company of shares for which no voting instructions are received may result in certain shareholders that are entitled to direct the vote of less than 5% of the outstanding shares of Growth issuing instructions that could affect the vote of 5% or more of the Fund's outstanding shares.

     As of the date of this Prospectus/Proxy Statement, VALIC and its affiliates owned of record 100% of the outstanding shares of the Series Company and as a result VALIC may be deemed to be a control person with respect to the Series Company.







                        FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Series Company relating to the Funds, for the year ended May 31, 2003, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report of the Series Company relating to the Funds, for the six-month period ended
November 30, 2003, and the unaudited financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Blue Chip Growth will be passed upon by Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION

     The Series Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.



                                 OTHER BUSINESS

     The Directors of the Series Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

    THE DIRECTORS OF the Series Company RECOMMEND APPROVAL OF THE
      PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN
                     FAVOR OF APPROVAL OF THE PLAN.

July 6, 2004

                                                                      EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of June, 2004, by and between VALIC Company I, a Maryland corporation, with its principal place of business at 2929 Allen Parkway, Houston, Texas 77019 ("VC I"), with respect to its Blue Chip Growth Fund series (the "Acquiring Fund"), and VC I, with respect to its Growth Fund series (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of capital stock, $.01 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares");
(ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of common stock;

     WHEREAS, the Directors of VC I have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and the Selling Fund and their respective shareholders;

     WHEREAS, the Directors of VC I have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund will, within a reasonable time prior to the Closing, furnish the Acquiring Fund with its most recent financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a statement of assets and liabilities prepared on behalf of the Selling Fund, as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the Closing Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. VC I shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                    ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in VC I's Restated Articles of Incorporation, as amended, and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in VC I's Restated Articles of Incorporation, as amended, and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund as of the Valuation Time, determined in accordance with in paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about August 27, 2004 or such other date as the parties may agree to in writing (the "Closing Date"). The Closing shall be held following the close of business on the New York Stock Exchange on the Closing Date at the offices of VC I, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING.  In the event that on the Closing Date
(a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Time (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of VC I a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. VC I, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Selling Fund is a separate investment series of VC I, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

     (b) The Selling Fund is a separate investment series of VC I, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

     (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of VC I's Restated Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

     (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

     (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (g) The unaudited financial statements of the Selling Fund at November 30, 2003 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

     (h) Since November 30, 2003, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

     (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code, for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

     (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

     (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

     (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. VC I, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

     (a) The Acquiring Fund is a separate investment series of VC I, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

     (b) The Acquiring Fund is a separate investment series of VC I, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of VC I's Restated Articles of Incorporation, as amended, or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The unaudited financial statements of the Acquiring Fund at November 30, 2003 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

     (g) Since November 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

     (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

     (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

     (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL BY SHAREHOLDERS. VC I will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by VC I's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by VC I's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the book costs of such securities by lot and the holding periods of such securities, as of the Valuation Time, certified as of the Closing Date by the Treasurer or Assistant Treasurer of VC I.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of VC I's Restated Articles of Incorporation, as amended, and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The  Registration  Statement shall have become effective under the 1933
Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 VC I shall have received a favorable opinion of Sullivan & Worcester LLP substantially to the effect that, for federal income tax purposes:

     (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

     (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

     (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

     (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

     (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.



                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and
(g) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other party of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, VC I, or its Directors or officers, to the other party.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of VC I; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.



                                  ARTICLE XIII

                HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                                   VALIC COMPANY I ON BEHALF OF
                                                   BLUE CHIP GROWTH FUND

                                                   By: /s/ Evelyn M. Curran

                                                   Name: Evelyn M. Curran

                                                   Title:   President



                                                   VALIC COMPANY I ON BEHALF OF
                                                   GROWTH FUND

                                                   By: /s/ Evelyn M. Curran

                                                   Name: Evelyn M. Curran

                                                   Title:   President

                                                                      EXHIBIT B

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                              (AS OF MAY 31, 2003)


BLUE CHIP GROWTH FUND

                   AVERAGE ANNUAL TOTAL RETURN

              1 YEAR                       SINCE INCEPTION*

              -6.47%                            -13.86%

* Inception date of Fund: November 1, 2000

                          GROWTH OF $10,000 INVESTMENT

                                     (CHART)

                                            BLUE CHIP                  S&P 500
DATE                                       GROWTH FUND                 INDEX
11/00                                         10,000                   10,000
12/00                                          9,332                   9,257
3/01                                           7,754                   8,159
6/01                                           8,367                   8,637
9/01                                           7,037                   7,369
12/01                                          8,001                   8,157
3/02                                           7,901                   8,179
6/02                                           6,647                   7,083
9/02                                           5,625                   5,860
12/02                                          6,056                   6,354
3/03                                           5,986                   6,153
5/03                                           6,808                   7,011

For the year ended May 31, 2003, the Blue Chip Growth Fund returned -6.47% compared to -8.07% for the S&P 500(R) Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Fund's returns reflect investment management fees and other Fund expenses. The Fund's returns do not reflect charges included in the Contract for mortality and expense guarantees, administrative fees or surrender charges.

                           TOP 10 HOLDINGS
1. Citigroup, Inc.......................................... 4.07%
2. Pfizer, Inc............................................. 3.97%
3. UnitedHealth Group, Inc................................. 3.07%
4. Microsoft Corp.......................................... 3.03%
5. First Data Corp......................................... 2.58%
6. Viacom, Inc., Class B................................... 2.12%
7. Vodafone Group, PLC ADR................................. 2.08%
8. Cisco Systems, Inc...................................... 1.87%
9. General Electric Co..................................... 1.85%
10. Home Depot, Inc......................................... 1.68%
A discussion with T. Rowe Price

HOW DID YOU MANAGE THE  PORTFOLIO  OVER THE PAST  ANNUAL  PERIOD?

Over the pastyear, large cap stocks had similar performance as small caps. Strong stock selection in Telecom Services and Industrials & Business Services provided the greatest benefit relative to the S&P 500. The Fund's commercial services, especially online education, were top performers.

WOULD YOU GIVE US SOME SPECIFIC EXAMPLES OF INVESTMENT DECISIONS YOU HAVE MADE IN THE PORTFOLIO?

Among our top overweight positions relative to the S&P 500 are global HMO provider UnitedHealth Group, leading provider of credit and debit card processing services First Data, and leading mobile operator Vodafone. We expect earnings gains at UnitedHealth Group through cost containment, scales benefits, and a shift towards higher margin business. First Data has consistent earnings and cash flow with a solid balance sheet. Vodafone is producing solid free cash flow due to the integration of previous acquisitions. We remain overweight in analog producers and have limited holdings in companies more dependent on PC demand. Internet retailers were strong as we established a position in the group. Traditional retailers struggled with lackluster sales. We are underweight integrated oil company Exxon Mobil, retailer Wal-Mart Stores, and pharmaceutical company Merck.

                          STATEMENT OF ADDITIONAL INFORMATION

                               Acquisition of Assets of

                                      GROWTH FUND
                            (formerly, Opportunities Fund)

                                      a series of

                                    VALIC COMPANY I
                                  2929 Allen Parkway
                                 Houston, Texas 77019
                                    (800) 448-2542

                           By and In Exchange For Shares of

                                 BLUE CHIP GROWTH FUND

                                      a series of

                                    VALIC COMPANY I


     This Statement of Additional Information, dated July 6, 2004, relating specifically to the proposed transfer of the assets and liabilities of Growth Fund ("Growth"), a series of VALIC Company I (the "Series Company"), to Blue Chip Growth Fund ("Blue Chip Growth"), a series of the Series Company, in exchange for shares of capital stock, $.01 par value per share, of Blue Chip Growth (to be issued to holders of shares of Growth), consists of the information set forth below pertaining to Blue Chip Growth and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of the Series Company relating to Blue Chip Growth and Growth dated October 1, 2003 as supplemented;

(2) Annual Report of the Series Company relating to Blue Chip Growth and Growth for the year ended May 31, 2003;

(3) Semi-Annual Report of the Series Company relating to Blue Chip Growth and Growth for the six-month period ended November 30, 2003; and

(4)  Pro Forma Financial Statements dated as of November 30, 2003.



     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Growth and Blue Chip Growth dated July 6, 2004. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Series Company at the telephone number or address set forth above.

                                 VALIC COMPANY I

                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND
                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND
                           GOVERNMENT SECURITIES FUND
                                   GROWTH FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND
                              INCOME & GROWTH FUND
                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                              LARGE CAP GROWTH FUND
                               MID CAP INDEX FUND
                               MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                            SCIENCE & TECHNOLOGY FUND
                                 SMALL CAP FUND
                              SMALL CAP INDEX FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                   VALUE FUND

- ------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
- ------------------------------------------------------------------------------


                                     PART B

                                 OCTOBER 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company I (the "Series Company"). It should be read in conjunction with the Prospectus. The SAI and the related Prospectus are both dated October 1, 2003. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
General Information and History                                                                                    4
Performance and Yield Information                                                                                  5
Investment Restrictions                                                                                            7
     Fundamental Investment Restrictions                                                                           8
     Non-Fundamental Investment Restrictions                                                                       8
     Operating Policies                                                                                           10
Investment Practices                                                                                              11
     Adjustable Rate Securities                                                                                   11
     American Depositary Receipts ("ADRs")                                                                        11
     Asset-Backed Securities                                                                                      11
     Bank Obligations                                                                                             12
     Convertible Securities                                                                                       13
     Emerging Markets                                                                                             13
     Eurodollar Obligations                                                                                       14
     Exchange Traded Funds                                                                                        14
     Fixed Income Securities                                                                                      14
     Foreign Currency Exchange Transactions and Forward Contracts                                                 15
     Foreign Securities                                                                                           16
     Illiquid Securities                                                                                          17
     Interfund Borrowing and Lending Program                                                                      17
     Lending Portfolio Securities                                                                                 18
     Loan Participations                                                                                          18
     Lower Rated Debt Securities                                                                                  18
     "Moral Obligation" Bonds                                                                                     19
     Mortgage-Related Securities                                                                                  19
     Options and Futures Contracts                                                                                23
     Real Estate Securities and Real Estate Investment Trusts ("REITs")                                           30
     Repurchase Agreements                                                                                        30
     Reverse Repurchase Agreements                                                                                31
     Rule 144A Securities                                                                                         31
     Short Sales                                                                                                  31
     Standard and Poor's Depositary Receipts                                                                      31
     Swap Agreements                                                                                              32
     Variable Rate Demand Notes                                                                                   33
     Warrants                                                                                                     33
     When Issued Securities                                                                                       33
Investment Adviser                                                                                                33
     Code of Ethics                                                                                               36
Investment Sub-advisers                                                                                           36
Service Agreements                                                                                                39
Portfolio Transactions and Brokerage                                                                              40
Offering, Purchase, and Redemption of Fund Shares                                                                 44
Determination of Net Asset Value                                                                                  44
Accounting and Tax Treatment                                                                                      46
     Calls and Puts                                                                                               46
     Financial Futures Contracts                                                                                  46
     Subchapter M of the Internal Revenue Code of 1986                                                            46
     Section 817(h) of the Code                                                                                   47

                                                                                                                Page
                                                                                                                ----
Other Information                                                                                                 48
     Shareholder Reports                                                                                          48
     Voting and Other Rights                                                                                      48
     Proxy Voting Policies and Procedures of the Fund
     Custody of Assets                                                                                            49
     Index Funds                                                                                                  50
     Description of Corporate Bond Ratings                                                                        51
     Description of Commercial Paper Ratings                                                                      52
     Independent Auditors                                                                                         54
Management of the Series Company                                                                                  54
     Compensation of Independent Directors                                                                        62

GENERAL INFORMATION AND HISTORY

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the International Government Bond and the Nasdaq-100(R) Index, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.

The Series Company issues shares of common stock of each Fund to registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
- -----------------------                  -------------------------------        -------------------------
AGSPC Asset Allocation Fund              North American - AG Asset Allocation   Asset Allocation Fund
                                         Fund

AGSPC Capital Conservation Fund          North American - AG Capital            Capital Conservation Fund
                                         Conservation Fund

AGSPC Government Securities Fund         North American - AG Government         Government Securities Fund
                                         Securities Fund

AGSPC Growth & Income Fund               North American - AG Growth & Income    Growth & Income Fund
                                         Fund

AGSPC International Equities Fund        North American - AG International      International Equities Fund
                                         Equities Fund

AGSPC International Government Bond      North American - AG International      International Government Bond Fund
Fund                                     Government Bond Fund

AGSPC Mid Cap Index Fund                 North American - AG Mid Cap Index      Mid Cap Index Fund
                                         Fund

AGSPC Money Market Fund                  North American - AG 1 Money Market     Money Market I Fund
                                         Fund

N/A (new fund 10/1/2000)                 North American - AG Nasdaq-100(R)      Nasdaq-100(R) Index Fund
                                         Index Fund

AGSPC Small Cap Index Fund               North American - AG Small Cap Index    Small Cap Index Fund
                                         Fund

AGSPC Social Awareness Fund              North American - AG Social Awareness   Social Awareness Fund
                                         Fund

AGSPC Stock Index Fund                   North American - AG Stock Index Fund   Stock Index Fund

AGSPC Growth Fund                        North American Core Equity Fund        Core Equity Fund

NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
- -----------------------                  -------------------------------        -------------------------
N/A (new fund 10/1/2000)                 North American - American Century      Income & Growth Fund
                                         Income & Growth Fund

N/A (new fund 10/1/2000)                 North American - American Century      International Growth I Fund
                                         International Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders Large Cap    Large Cap Growth Fund
                                         Growth Fund

N/A (new fund 10/1/2000)                 North American - Founders/T. Rowe      Small Cap Fund
                                         Price Small Cap Fund

N/A (new fund 10/1/2000)                 North American - Putnam                Growth Fund*
                                         Opportunities Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price Blue    Blue Chip Growth Fund
                                         Chip Growth Fund

N/A (new fund 11/1/2000)                 North American - T. Rowe Price         Health Sciences Fund
                                         Health Sciences Fund

AGSPC Science & Technology Fund          North American - T. Rowe Price         Science & Technology Fund
                                         Science & Technology Fund

N/A (new fund 12/31/2001)                N/A                                    Value Fund

* The name changed to "Growth Fund" from "Opportunities Fund" effective the close of business on June 30, 2003.

ANNUAL AVERAGE TOTAL RETURNS AS OF MAY 31, 2003


FUND NAME                                       INCEPTION                                            SINCE
                                                     DATE      1 YEAR     5 YEARS     10 YEARS   INCEPTION
- ---------------------------------------------   ---------    ---------   ---------   ----------  ---------
ASSET ALLOCATION FUND                            09/06/83       1.28%       2.23%        7.86%           *
BLUE CHIP GROWTH FUND                            11/01/00      -6.74%         N/A          N/A     -13.86%
CAPITAL CONSERVATION FUND                        01/16/86      11.31%       6.72%        6.56%           *
CORE EQUITY FUND                                 04/29/94      -7.79%      -4.72%          N/A       6.99%
GOVERNMENT SECURITIES FUND                       01/16/86      12.99%       7.65%        6.84%           *
GROWTH FUND                                      10/02/00     -10.43%         N/A          N/A     -27.74%
GROWTH & INCOME FUND                             04/29/94     -11.38%      -2.13%          N/A       7.35%
HEALTH SCIENCES FUND                             11/01/00       2.97%         N/A          N/A      -8.34%
INCOME & GROWTH FUND                             12/11/00      -7.87%         N/A          N/A      -8.88%
INTERNATIONAL EQUITIES FUND                      10/02/89     -16.64%      -5.89%        1.54%           *
INTERNATIONAL GOVERNMENT BOND FUND               10/01/91      25.96%       6.14%        5.79%           *
INTERNATIONAL GROWTH I FUND                      12/11/00     -14.62%         N/A          N/A     -17.39%
LARGE CAP GROWTH FUND                            12/11/00     -12.04%         N/A          N/A     -21.72%
MID CAP INDEX FUND                               10/01/91      -9.50%       6.67%       12.19%           *
MONEY MARKET I FUND                              01/16/86       1.00%       3.78%        4.21%           *
NASDAQ-100 INDEX FUND                            10/02/00      -1.18%         N/A          N/A     -33.56%
SCIENCE & TECHNOLOGY FUND                        04/29/94      -4.39%      -5.98%          N/A       7.43%
SMALL CAP FUND                                   12/11/00     -12.34%         N/A          N/A     -10.16%
SMALL CAP INDEX FUND                             05/01/92      -8.55%       0.47%        7.69%           *
SOCIAL AWARENESS FUND                            10/02/89      -7.89%      -1.89%        9.15%           *
STOCK INDEX FUND                                 04/20/87      -8.44%      -1.39%        9.57%           *
VALUE FUND                                       12/31/01     -10.01%         N/A          N/A      -9.09%

*A Fund is required to show its annual average total return for the one-, five- and ten-year periods or for the life of the Fund if less than ten years.

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991.

The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Prior to October 1, 2000, the Core Equity Fund was known as the Growth Fund.

                        PERFORMANCE AND YIELD INFORMATION

Because you invest in a Fund through a Contract, you should be aware the performance does not reflect contract charges or separate account charges which will reduce Fund values which are available to Participants. Information about separate account performance is available in the applicable contract prospectus.

AVERAGE ANNUAL TOTAL RETURN

Average Annual Total Return quotations for periods of 1, 5, and 10 years, or, since inception of the Fund, are calculated according to the following formula:

         P (1+T)n = ERV

         Where:
                  P    =   A hypothetical initial Purchase Payment of $1,000.
                  T    =   Average annual total return.
                  N    =   Number of years.
                  ERV  =   Ending redeemable value of a hypothetical
                           $1,000 Purchase Payment made at the
                           beginning of the first period.

Average Annual Total Return reflects the deduction of Fund expenses and assumes that all dividends and distributions are reinvested when paid.

SEVEN DAY YIELDS

The yield of the Money Market I Fund is its net income expressed as a percentage of assets on an annualized basis for a seven day period. The Money Market I Fund may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("base period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

         Seven Day Effective Yield = [(Base Period Return + 1)365/7 - 1]

For the period ending May 31, 2003, the Seven Day Current Yield for the Money Market I Fund was 0.66%, compounded to the Seven Day Effective Yield of 0.66%.

30 DAY CURRENT YIELD

The Capital Conservation Fund, Government Securities Fund, and the International Government Bond Fund may quote a 30 Day Current Yield which is determined based on the current 30 day period, according to the following standardized formula:

         Yield = 2[(1 + NII )6 - 1]
                       -------
                   S x NAV

         Where:
                  NII  =   Net investment income (interest income,
                           plus dividend income, plus other income,
                           less fund expenses).
                  S    =   Average daily shares outstanding.
                  NAV  =   Net asset value per share on the last day of the
                           period.

The 30-Day Current Yields for the period ending May 31, 2003 were:

Capital Conservation Fund                                    2.20%
Government Securities Fund                                   2.54%
International Government Bond Fund                           2.41%

DISTRIBUTION RATE CALCULATION

The Funds may advertise a non-standardized distribution rate. The distribution rate may be calculated as frequently as daily, based on the latest normal dividend paid. The latest normal dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value or the maximum offering price. For example, a bond fund may pay a monthly dividend of 0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89. That equals a distribution rate of 5.50%.

The distribution rate measures the level of the ordinary income, including short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the fund's investments.

                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION

All Funds except the Health Sciences Fund and the Nasdaq-100 Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION

All Funds except the Health Sciences Fund, the International Government Bond Fund, and the Nasdaq-100 Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

ISSUANCE OF SENIOR SECURITIES

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE

All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES

All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

FOREIGN SECURITIES

All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

     100%

     International Equities Fund
     International Government Bond Fund
     International Growth I Fund

     35%
     Asset Allocation Fund
     Core Equity Fund
     Growth Fund
     Growth & Income Fund
     Health Sciences Fund
     Income & Growth Fund
     Mid Cap Index Fund
     Nasdaq-100 Index Fund
     Small Cap Index Fund
     Stock Index Fund

     30%
     Large Cap Growth Fund
     Science & Technology Fund
     Small Cap Fund

     20%
     Blue Chip Growth Fund
     Capital Conservation Fund
     Government Securities Fund
     Money Market I Fund (payable in U.S. Dollars)
     Socially Responsible Fund

     15% or less
     Value Fund

MARGIN

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES

All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.

TOTAL INVESTMENT COMPANY INVESTMENT

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS

All Funds: To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

Each Fund, except the Money Market I Fund, may purchase ADRs. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES

The Asset Allocation Fund, the Blue Chip Growth Fund, the Capital Conservation Fund, the Core Equity Fund, the Growth Fund, the Growth & Income Fund, the Health Sciences Fund, the Income & Growth Fund, the International Growth I Fund, the International Equities Fund, the Science & Technology Fund, the Small Cap Fund, the Social Awareness Fund and the Value Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

EMERGING MARKETS

The Growth Fund, the Income & Growth Fund, the International Government Bond Fund, the International Growth I Fund and the Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

EURODOLLAR OBLIGATIONS

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

EXCHANGE TRADED FUNDS ("ETFS")

Each Fund, except the Money Market I Fund, may invest in ETFs, with the same percentage limitations as investments in registered investment companies. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade.

See the section herein regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INTERFUND BORROWING AND LENDING PROGRAM

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

LENDING PORTFOLIO SECURITIES

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS

Each Fund may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

LOWER RATED DEBT SECURITIES

The Capital Conservation Fund, the Income & Growth Fund, the International Government Bond Fund and the Value Fund may invest in below investment grade bonds. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

"MORAL OBLIGATION" BONDS

The Value Fund may invest in "moral obligation" bonds but does not currently intend to invest in such bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments.

MORTGAGE-RELATED SECURITIES

All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, the Capital Conservation Fund and the Government Securities Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices

Each Fund, except the Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, the International Government Bond Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each Fund, except the Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The International Equities Fund, the International Government Bond Fund and the Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, the Government Securities Fund, the Growth Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund, the Small Cap Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, except the Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

From time to time, the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.

The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, except the Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The International Equities Fund and the International Government Bond Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by the Blue Chip Growth Fund, the Capital Conservation Fund, the Government Securities Fund, the Health Sciences Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund and the Small Cap Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. The Blue Chip Growth Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may also write covered put options on stock index futures contracts. The Blue Chip Growth Fund, the Health Sciences Fund, the International Equities Fund, the International Government Bond Fund and the Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures

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
contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the International Equities Fund and the International Government Bond Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

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
For bona fide hedging purposes, each Fund, except the Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

Each Fund, except the Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks,
(ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Board of Directors of the Series Company will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

REVERSE REPURCHASE AGREEMENTS

The Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund and the Science & Technology Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Money Market I Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

STANDARD AND POOR'S DEPOSITARY RECEIPTS

The Asset Allocation Fund, the Blue Chip Growth Fund, the Growth Fund, the Health Sciences Fund, the Income & Growth Fund, the International Growth I Fund, the International Equities Fund, the Core Equity Fund, the Growth & Income Fund, the Mid Cap Index Fund, the Science & Technology Fund, the Small Cap Fund, the Small Cap Index Fund, the Social Awareness Fund, the Stock Index Fund and the Value Fund may each, consistent with its investment strategies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500(R). This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Funds as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

SWAP AGREEMENTS

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Growth Fund, the International Government Bond Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WARRANTS

Each Fund, except the Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

                               INVESTMENT ADVISER

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 22, 2003. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage the investment of the assets of each Fund, maintain a trading desk, and place orders for the purchase and sale of portfolio securities. As investment adviser, VALIC obtains and evaluates as appropriate economic, statistical, and financial information in order to formulate and implement investment programs in furtherance of each Fund's investment objective and investment program. Pursuant to the Advisory Agreement, VALIC provides other services including furnishing the services of the President and such other executives and clerical personnel as the Series Company requires to conduct its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below; however, no fees are shown for the fiscal periods in which new Funds did not exist.

                                            INVESTMENT ADVISORY FEES PAID FOR
                                                FISCAL YEAR ENDED MAY 31,
FUND NAME                              2003           2002            2001
Asset Allocation Fund                  $  792,890     $   966,856     $ 1,121,125
Blue Chip Growth Fund                     148,039         141,282          38,263
Capital Conservation Fund                 398,255         335,236         262,895
Core Equity Fund                        4,334,282       6,153,678       8,220,974
Government Securities Fund                900,370         658,730         547,091
Growth Fund                                33,857          38,593          26,116
Growth & Income Fund                    1,310,594       1,791,932       2,232,908
Health Sciences Fund                      558,019         414,324          63,797
Income & Growth Fund                    1,459,730       1,870,710         938,779
International Equities Fund               289,208         363,601         493,297
International Government Bond Fund        624,463         503,868         559,732
International Growth I Fund             3,474,142       4,583,480       2,800,107
Large Cap Growth Fund                   3,900,263       5,552,580       3,252,656
Mid Cap Index Fund                      2,905,924       3,096,700       2,982,039
Money Market I Fund                     2,958,515       3,206,477       2,713,690

                                            INVESTMENT ADVISORY FEES PAID FOR
                                                FISCAL YEAR ENDED MAY 31,
FUND NAME                              2003           2002            2001
Nasdaq-100(R) Index Fund               $  121,446     $    96,613     $    32,370
Science & Technology Fund               8,913,172      13,917,726      26,813,049
Small Cap Fund                          4,553,763       6,046,925       3,050,218
Small Cap Index Fund                      753,478         825,705         806,532
Social Awareness Fund                   1,646,755       2,233,641       2,722,149
Stock Index Fund                        8,916,679      11,351,289      13,473,997
Value Fund                                 75,358          33,545             N/A

VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2004:

          FUND                MAXIMUM FUND EXPENSE    EXPENSE BEFORE LIMITATION
Core Equity Fund                     0.85%                      0.97%
Growth & Income Fund                 0.85%                      0.91%
Income and Growth Fund               0.83%                      0.93%
International Growth I Fund          1.06%                      1.36%
Large Cap Growth Fund                1.06%                      1.10%
Money Market I Fund                  0.60%                      0.64%
Small Cap Fund                       0.95%                      1.06%

The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

In approving the Advisory Agreement, the Board, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) (the "Independent Directors"), considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by VALIC or its affiliates in connection with providing services to the Funds, compared the fees charged by VALIC to those paid by similar funds for comparable services, and analyzed the expenses incurred by VALIC with respect to each Fund. The Board also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Additionally, the Board considered that although the Investment Sub-Advisory Agreements ("Sub-Advisory Agreements") gives the Sub-adviser the authority to make investment decisions for each Fund, VALIC monitors the performance of the Sub-adviser and retains the responsibility for the overall management of each Fund. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and VALIC's services, and benefits potentially accruing to VALIC and its affiliates from securities lending, administrative and brokerage relationships with affiliates of VALIC, if any, as well as research services received by VALIC from broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Agreement was in the best interests of each Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.

The Advisory Agreement may be continued with respect to any Fund if specifically approved at least annually by (a) (i) the Series Company's Board of Directors or
(ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for this purpose. The Advisory Agreement also provides that it shall terminate automatically if assigned. The Advisory Agreement may be terminated as to any Fund at any time by the Series Company's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty.

Additionally, under the Advisory Agreement, VALIC shall not be liable to the Series Company, or any shareholder in the Series Company, for any act or omission in rendering services under the Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics in compliance with the 1940 Act and the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). This Code of Ethics is designed to detect and prevent violations of the Advisers Act and the 1940 Act through established procedures and restrictions concerning certain employee personal investment trading activities.

                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

FUND NAME                           SUB-ADVISER NAME
- ---------                           ----------------
Asset Allocation Fund               AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund               T. Rowe Price Associates, Inc. ("T. Rowe Price")
Capital Conservation Fund           AIGGIC
Core Equity Fund                    Wellington  Management  Company, LLP ("Wellington  Management")
                                    and WM Advisors, Inc. ("WMA")
Government Securities Fund          AIGGIC
Growth Fund                         Putnam Investment Management, LLC ("Putnam")
Growth & Income Fund                AIG SunAmerica Asset Management Corp. ("SAAMCo")
Health Sciences Fund                T. Rowe Price
Income & Growth Fund                American Century Investment Management, Inc. ("American Century")
International Equities Fund         AIGGIC
International Government Bond Fund  AIGGIC
International Growth I Fund         American Century
Large Cap Growth Fund               SAAMCo
Mid Cap Index Fund                  AIGGIC
Money Market I Fund                 SAAMCo
Nasdaq-100(R) Index Fund            AIGGIC
Science & Technology Fund           T. Rowe Price
Small Cap Fund                      Founders Asset Management LLC ("Founders") and T. Rowe Price
Small Cap Index Fund                AIGGIC
Social Awareness Fund               AIGGIC
Stock Index Fund                    AIGGIC
Value Fund                          Putnam

In selecting Sub-advisers, the Series Company's Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid to each Sub-adviser.

Pursuant to the Investment Sub-Advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

In approving the Investment Sub-advisory Agreements, the Board, including the independent Directors, considered the reasonableness of the fee paid to the Sub-advisers by VALIC in light of the extent and quality of the advisory services provided and any additional benefits received by the Sub-advisers or their affiliates in connection with providing services to the Funds and compared the fees charged by the Sub-advisers to those paid by similar funds for comparable services. The Board also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and the Sub-adviser's services, and benefits potentially accruing to the Sub-adviser and its affiliates from securities lending, administrative and brokerage relationships with broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Sub-Advisory Agreements was in the best interests of each Portfolio and its shareholders. The independent Directors were advised by separate independent legal counsel throughout the process.

The Investment Sub-Advisory Agreements provide that the Sub-advisers will bear the expense of discharging their responsibilities.

For the fiscal years ended May 31, 2003, 2002, and 2001, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below; however, no fees are shown for the fiscal periods in which Funds did not exist.

FUND NAME                            SUB-ADVISER NAME                       2003             2002              2001
Asset Allocation Fund                AIGGIC                           $  396,445       $  220,001               N/A

Blue Chip Growth Fund                T. Rowe Price                        71,661           66,914        $   29,932

Capital Conservation Fund            AIGGIC                              199,128           72,491               N/A

Core Equity Fund                     Wellington                          693,723        1,492,136         1,391,010
                                     Management, from
                                     09/01/1999 to present

                                     WMA, from 01/01/2002                734,848          397,407               N/A
                                     to present


Government Securities Fund           AIGGIC                              450,185          139,763               N/A

Growth Fund                          Putnam                               19,601           22,343            14,367

Growth & Income Fund                 SAAMCo                              436,865          239,639               N/A

Health Sciences Fund                 T. Rowe Price                       327,719          239,914            73,923

Income & Growth Fund                 American Century                    833,301        1,046,797           727,350

International Equities Fund          AIGGIC                               82,631           41,608               N/A

International Government Bond        AIGGIC                              312,232          103,592               N/A
Fund

FUND NAME                            SUB-ADVISER NAME                       2003             2002              2001
International Growth I Fund          American Century                 $2,160,778       $2,769,887        $2,166,787

Large Cap Growth Fund                Founders                          1,436,939        2,268,545         1,838,012

Mid Cap Index Fund                   AIGGIC                              207,474           97,985               N/A

Money Market I Fund                  SAAMCo                              710,043          323,820               N/A

Nasdaq-100(R) Index Fund             AIGGIC, from                         45,542           36,230               N/A
                                     01/01/2002 to present

                                     American General                        N/A              N/A            17,134
                                     Investment
                                     Management, L.P.
                                     ("AGIM"), prior to
                                     01/01/2002*

Science & Technology Fund            T. Rowe Price                     5,570,342        8,424,207         7,415,473

Small Cap Fund                       Founders                          1,408,460        1,456,431         2,534,152

                                     T. Rowe Price                     1,362,224        2,200,783               N/A

Small Cap Index Fund                 AIGGIC                               58,056           27,007               N/A

Social Awareness Fund                AIGGIC                              823,377          453,785               N/A

Stock Index Fund                     AIGGIC                              536,667          260,056               N/A

Value Fund                           Putnam                               48,306           21,503               N/A

* AGIM served as Sub-adviser to the Fund from its inception through December 31, 2001.

The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised domestic equity assets. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion.

American Century is a wholly-owned subsidiary of American Century Companies, Inc. AIGGIC is a wholly-owned subsidiary of AIG. Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Putnam is owned by Marsh & McLennan Companies, Inc. and the firms senior professionals, except for a minority stake. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Wellington Management is a limited independent partnership owned entirely by 75 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.

The Investment Sub-Advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Series Company's Board of Directors who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Series Company's Board of Directors or a majority of the relevant Fund's outstanding voting securities.

The Investment Sub-Advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Investment Sub-Advisory Agreements may be terminated at any time by VALIC, the relevant Sub-adviser, the Series Company's Board of Directors, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice. Such termination shall be without the payment of any penalty.

The Investment Sub-Advisory Agreements provide that the Sub-advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Investment Sub-Advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of the Sub-advisers.

                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES

The Series Company has service agreements with VALIC and SAAMCo to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.

Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. These fees are paid directly by the Funds.

For the fiscal years ended May 31, 2003, 2002, and 2001, respectively, the Funds paid VALIC and SAAMCo the following administrative services fees. No fees are shown for the fiscal periods in which the Funds did not exist.

        FUND NAME                          2003          2002           2002         2001
                                          SAAMCo        SAAMCo         VALIC         VALIC
                                                      (10/2001-      (06/2001-
                                                       05/2002)        09/30)
Asset Allocation Fund                 $   111,005    $   88,531    $   46,616     $   74,403
Blue Chip Growth Fund                      12,953         8,827         3,535          1,900
Capital Conservation Fund                  55,756        32,797        13,943         17,695
Core Equity Fund                          379,250       346,331       192,789        339,823
Government Securities Fund                126,052        63,587        28,463         36,899
Growth Fund                                 2,456         1,949           937            962
Growth & Income Fund                      122,322       108,610        58,393         98,480
Health Sciences Fund                       39,061        25,759         3,243          2,638
Income & Growth Fund                      132,703       112,210        62,061         45,018
International Equities Fund                67,842        64,141            --         42,196
International Government Bond Fund         87,425        72,100            --         33,551
International Growth I Fund               243,190       205,852       116,113        101,522
Large Cap Growth Fund                     287,388       261,913       136,309        117,984
Mid Cap Index Fund                        673,659       492,295       238,431        333,236
Money Market I Fund                       414,192       311,750       137,503        182,636
Nasdaq-100(R)Index Fund                    21,253        12,368         4,545          3,076
Science & Technology Fund                 693,247       688,372       397,581        968,574
Small Cap Fund                            354,181       311,048       159,091        124,736
Small Cap Index Fund                      150,696       111,619        53,698         77,106
Social Awareness Fund                     230,546       204,697       108,521        180,156
Stock Index Fund                        2,356,670     1,983,946     1,051,235      1,722,988
Value Fund                                  6,763         3,010            --            N/A

For the fiscal years ended May 31, 2003, 2002 and 2001, respectively, the Funds paid VALIC the following transfer agent fees. No fees are shown for the fiscal periods in which the Funds did not exist.

FUND NAME                                         2003         2002         2001
Asset Allocation Fund                          $ 1,887      $ 1,884      $ 1,400
Blue Chip Growth Fund                            1,259          875           47
Capital Conservation Fund                        1,910        1,340          346
Core Equity Fund                                 2,511        4,342        6,242
Government Securities Fund                       2,517        2,043          733
Growth Fund                                      2,519        1,671           27
Growth & Income Fund                             1,886        2,150        1,807
Health Sciences Fund                             1,259          917           63
Income & Growth Fund                             1,256        1,579        1,223
International Equities Fund                     11,053        6,387          850
International Government Bond Fund                 645          561          699
International Growth I Fund                      1,327        2,591        2,812
Large Cap Growth Fund                            1,255        2,425        3,266
Mid Cap Index Fund                              11,650       10,368        6,415
Money Market I Fund                             24,937        3,197        3,677
Nasdaq-100(R)Index Fund                          6,626        3,630           79
Science & Technology Fund                        9,144       10,503       16,498
Small Cap Fund                                   1,249        3,324        3,401
Small Cap Index Fund                             8,514        5,260        1,447
Social Awareness Fund                            1,732        2,863        3,332
Stock Index Fund                                17,129       25,533       32,272
Value Fund                                       1,192          554          N/A

PORTFOLIO TURNOVER

For the fiscal year ended May 31, 2003, the portfolio turnover rate was higher than the previous year for the Capital Conservation Fund and the Government Securities Fund due to repositioning based on market conditions.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100 Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, the Growth & Income Fund, the Opportunities Fund, the Income & Growth Fund, the International Growth I Fund, the Large Cap Growth Fund, the Health Sciences Fund, the Small Cap Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.

Directed brokerage: A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

The following chart reflects the directed brokerage activity for the periods ended May 31, 2003 and 2002.

- -------------------------  ------------------  ---------------  ------------------  ---------------
                           Fiscal Year Ending  % of Net Assets  Fiscal Year Ending  % of Net Assets
- -------------------------  ------------------  ---------------  ------------------  ---------------
                               05/31/2003         05/31/2003        05/31/2002         05/31/2002
- -------------------------  ------------------  ---------------  ------------------  ---------------
VC I
     Core Equity Fund                $273,263          0.05%          $143,630              0.02%
     Blue Chip Fund                     5,039          0.03%                11              0.00%
     Growth Fund                        1,957          0.05%               800              0.02%
     Health Sciences Fund              14,735          0.03%               578              0.00%
     Science & Technology             170,767          0.02%             6,959              0.00%
- -------------------------  ------------------  ---------------  ------------------  ---------------

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.


The following table lists brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2003, 2002 and 2001. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers or to VALIC.



                           2003 BROKERAGE COMMISSIONS



                                                                                                         PERCENTAGE OF AMOUNT
                                                                                                           OF TRANSACTIONS
                                                                                      PERCENTAGE OF      INVOLVING PAYMENTS
                                           AGGREGATE             AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                           BROKERAGE               AFFILIATED          TO AFFILIATED          AFFILIATED
      FUND                                 COMMISSION            BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
      ----                                 ----------            ---------------      ---------------       --------------
Asset Allocation Fund                        $45,549                   --                0.00%                  0.00%
Blue Chip Growth Fund                         23,870                   --                0.00%                  0.00%
Capital Conservation Fund                         --                   --                0.00%                  0.00%
Core Equity Fund                             520,339                   --                0.00%                  0.00%
Government Securities Fund                        --                   --                0.00%                  0.00%
Growth Fund                                    7,718                   --                0.00%                  0.00%
Growth & Income Fund                         645,480                   --                0.00%                  0.00%
Health Sciences Fund                         191,445                   --                0.00%                  0.00%
Income & Growth Fund                         681,961                 $432                0.06%                  0.07%
International Equities Fund                    3,271                   --                0.00%                  0.00%
International Government Bond Fund                --                   --                0.00%                  0.00%
International Growth I Fund                2,207,651               93,191                4.22%                  1.53%
Large Cap Growth Fund                      1,362,504                   --                0.00%                  0.00%
Mid Cap Index Fund                            80,282                   --                0.00%                  0.00%
Money Market I Fund                               --                   --                0.00%                  0.00%
Nasdaq-100(R) Index Fund                      22,377                   --                0.00%                  0.00%
Science & Technology Fund                  1,993,818                   --                0.00%                  0.00%
Small Cap Fund                             1,731,027                   --                0.00%                  0.00%


                                                                                                         PERCENTAGE OF AMOUNT
                                                                                                           OF TRANSACTIONS
                                                                                      PERCENTAGE OF      INVOLVING PAYMENTS
                                           AGGREGATE             AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                           BROKERAGE               AFFILIATED          TO AFFILIATED          AFFILIATED
      FUND                                 COMMISSION            BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
      ----                                 ----------            ---------------      ---------------       --------------
Small Cap Index Fund                          52,639                   --                0.00%                  0.00%
Social Awareness Fund                        329,894                   --                0.00%                  0.00%
Stock Index Fund                             186,297                   --                0.00%                  0.00%
Value Fund                                    13,777                   --                0.00%                  0.00%






* The affiliated broker-dealer that affected transactions with the indicated Funds was J.P. Morgan/Chase.


                           2002 BROKERAGE COMMISSIONS

                                                                                                        PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                    PERCENTAGE OF         INVOLVING PAYMENTS
                                            AGGREGATE        AMOUNT PAID TO        COMMISSIONS PAID       OF COMMISSIONS TO
                                            BROKERAGE          AFFILIATED            TO AFFILIATED           AFFILIATED
      FUND                                 COMMISSION       BROKER-DEALERS*         BROKER-DEALERS*        BROKER-DEALERS
      ----                                 ----------       ---------------         ---------------        --------------
Asset Allocation Fund                         $2,651                   --                0.00%                  0.00%
Blue Chip Growth Fund                         21,181                   --                0.00%                  0.00%
Capital Conservation Fund                         --                   --                  N/A                  0.00%
Core Equity Fund                             727,134                   --                0.00%                  0.00%
Government Securities Fund                        --                   --                  N/A                  0.00%
Growth & Income Fund                         722,586                   --                0.00%                  0.00%
Growth Fund                                    7,392              $     4                0.05%                  0.30%
Health Sciences Fund                          83,908                   --                0.00%                  0.00%
Income & Growth Fund                         264,114                1,560                0.56%                  0.00%
International Equities Fund                  134,502                   --                0.00%                  0.00%
International Government Bond Fund               864                   --                0.00%                  0.00%
International Growth I Fund                3,307,241               82,476                2.27%                  0.00%
Large Cap Growth Fund                      1,835,723                   --                0.00%                  0.00%
Mid Cap Index Fund                            69,155                   --                0.00%                  0.00%
Money Market I Fund                               --                   --                  N/A                  0.00%
Nasdaq-100 Index Fund                          1,299                   --                0.00%                  0.00%
Science & Technology Fund                  2,861,763                   --                0.00%                  0.00%
Small Cap Fund                               852,013                   --                0.00%                  0.00%
Small Cap Index Fund                          90,491                   --                0.00%                  0.00%
Social Awareness Fund                        223,957                   --                0.00%                  0.00%
Stock Index Fund                             131,698                   --                0.00%                  0.00%
Value Fund                                    14,912                    5                0.03%                  0.04%

* The affiliated broker-dealers that effected transactions with the indicated Funds include J.P. Morgan/Chase and Royal Alliance Associates, Inc.

                           2001 BROKERAGE COMMISSIONS


                                                                                                        PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                     PERCENTAGE OF       INVOLVING PAYMENTS
                                           AGGREGATE            AMOUNT PAID TO      COMMISSIONS PAID       OF COMMISSIONS TO
                                           BROKERAGE              AFFILIATED         TO AFFILIATED          AFFILIATED
               FUND                        COMMISSION           BROKER-DEALERS*      BROKER-DEALERS*        BROKER-DEALERS
               ----                        ----------           ---------------      ---------------        --------------
Asset Allocation Fund                         $7,236                   --                0.00%                  0.00%
Blue Chip Growth Fund                          8,040                   --                0.00%                  0.00%
Capital Conservation Fund                         --                   --                0.00%                  0.00%
Core Equity Fund                           1,255,358                   --                0.00%                  0.00%
Government Securities Fund                       975                   --                0.00%                  0.00%
Growth & Income Fund                         211,136                   --                0.00%                  0.00%


                                                                                                        PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                     PERCENTAGE OF       INVOLVING PAYMENTS
                                           AGGREGATE            AMOUNT PAID TO      COMMISSIONS PAID      OF COMMISSIONS TO
                                           BROKERAGE              AFFILIATED         TO AFFILIATED           AFFILIATED
               FUND                        COMMISSION           BROKER-DEALERS*      BROKER-DEALERS*       BROKER-DEALERS
               ----                        ----------           ---------------      ---------------        --------------

Growth Fund                                    4,384                  120                2.74%                  2.37%
Health Sciences Fund                          16,359                   --                0.00%                  0.00%
Income & Growth Fund                         207,432                1,040                0.50%                  0.14%
International Equities Fund                       --                   --                0.00%                  0.00%
International Government Bond Fund                --                   --                0.00%                  0.00%
International Growth I Fund                3,232,604                8,434                0.26%                  0.22%
Large Cap Growth Fund                        846,629                   --                0.00%                  0.00%
Mid Cap Index Fund                           195,042                   --                0.00%                  0.00%
Money Market I Fund                               --                   --                0.00%                  0.00%
Nasdaq-100 Index Fund                          8,053                   --                0.00%                  0.00%
Science & Technology Fund                  3,490,609                   --                0.00%                  0.00%
Small Cap Fund                               731,711                   --                0.00%                  0.00%
Small Cap Index Fund                         124,760                   --                0.00%                  0.00%
Social Awareness Fund                        156,856                   --                0.00%                  0.00%
Stock Index Fund                             212,991                   --                0.00%                  0.00%


* The affiliated broker-dealers that effected transactions with the indicated Funds include J.P. Morgan/Chase and Royal Alliance Associates.

The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2003.

                                                                          VALUE
FUND                         BROKER DEALER                               (000'S)               DEBT OR EQUITY
- ----                         -------------                               -------               --------------
Asset Allocation             State Street Bank & Trust Co.             $    62                     Equity
                             Bear Stearns Cos., Inc.                        37                     Equity
                             Goldman Sachs Group, Inc.                     510                     Equity
                             JP Morgan Chase & Co.                         537                     Equity
                             Lehman Brothers Holdings, Inc.                 85                     Equity
                             Merrill Lynch & Co., Inc.                     355                     Equity
                             Morgan Stanley                                579                     Equity
                             JP Morgan Chase & Co.                         146                      Debt
                             Bear Stearns Cos., Inc.                       342                      Debt
                             Credit Suisse First Boston USA, Inc.          157                      Debt
                             Goldman Sachs Group, Inc.                     171                      Debt
                             Lehman Brothers Holdings, Inc.                181                      Debt
                             Morgan Stanley                                280                      Debt
                             Salomon Smith Barney Holdings, Inc.           165                      Debt
                             State Street Bank & Trust Co.              12,273                      Debt

Blue Chip Growth             State Street Bank & Trust Co.                 245                     Equity
                             Goldman Sachs Group, Inc.                     212                     Equity
                             Legg Mason, Inc.                               97                     Equity
                             Merrill Lynch & Co., Inc.                     247                     Equity
                             Morgan Stanley                                210                     Equity

Capital Conservation         JP Morgan Chase & Co                          226                      Debt
                             Bear Stearns Cos., Inc.                       534                      Debt
                             Credit Suisse First Boston USA, Inc.          246                      Debt
                             Goldman Sachs Group, Inc.                     265                      Debt
                             Lehman Brothers Holdings, Inc.                241                      Debt
                             Morgan Stanley                                222                      Debt
                             Salomon Smith Barney Holdings, Inc.           220                      Debt
                             State Street Bank & Trust Co.               5,643                      Debt


Core Equity                  State Street Bank & Trust Co.               1,927                    Equity
                             Goldman Sachs Group, Inc.                   2,384                    Equity
                             Merrill Lynch & Co., Inc.                   3,878                    Equity
                             State Street Bank & Trust Co.              12,587                     Debt

Government Securities        State Street Bank & Trust Co.               3,939                     Debt

Growth                       State Street Bank & Trust Co.                  23                    Equity
                             State Street Bank & Trust Co.                 156                      Debt

Growth & Income              JP Morgan Chase & Co                        2,300                    Equity
                             Lehman Brothers Holdings, Inc.              1,074                    Equity
                             Merrill Lynch & Co., Inc.                   2,165                    Equity
                             Morgan Stanley                              2,288                    Equity
                             State Street Bank & Trust Co.               3,753                     Debt

Income & Growth              Bear Stearns                                  263                     Equity
                             Goldman Sachs Group, Inc.                     253                     Equity
                             Merrill Lynch & Co., Inc.                   1,520                    Equity
                             Morgan Stanley                              1,382                    Equity
                             State Street Bank & Trust Co.                 550                      Debt

International Equities       ABN Amro Holding NV                           404                     Equity
                             Credit Suisse Group                           435                     Equity
                             Deutsche Bank AG                              469                     Equity
                             Mizuho Financial Group, Inc.                   61                     Equity
                             State Street Bank & Trust Co.               1,269                     Debt

International Government     State Street Bank & Trust Co.               5,025                     Debt
Bond

International Growth I       Credit Suisse Group                         4,002                    Equity
                             Deutsche Bank AG                            3,532                    Equity
                             State Street Bank & Trust Co.               5,410                     Debt

Large Cap Growth             JP Morgan Chase & Co                        3,943                    Equity
                             Lehman Brothers Holdings, Inc.              5,372                    Equity
                             Merrill Lynch & Co., Inc.                   5,196                    Equity
                             Morgan Stanley                              4,575                    Equity
                             State Street Bank & Trust Co.               5,886                     Debt

Mid Cap Index                Investment Technology Group, Inc.             894                    Equity
                             State Street Bank & Trust Co.              20,357                     Debt

Money Market I               State Street Bank & Trust Co.              15,477                     Debt

Nasdaq-100(R) Index          State Street Bank & Trust Co.               4,537                     Debt

Small Cap Index              Jefferies Group, Inc.                         299                    Equity
                             State Street Bank & Trust Co.               8,360                     Debt

Social Awareness             State Street Bank & Trust Co.               1,341                    Equity
                             Goldman Sachs Group, Inc.                   1,223                    Equity
                             JP Morgan Chase & Co.                       2,629                    Equity
                             Lehman Brothers Holdings, Inc.                903                    Equity

                             Merrill Lynch & Co., Inc.                   1,678                    Equity
                             Morgan Stanley                              2,745                    Equity
                             State Street Bank & Trust Co.               5,985                     Debt

Stock Index                  State Street Bank & Trust Co.               5,149                    Equity
                             Bear Stearns Cos., Inc.                     3,106                    Equity
                             Goldman Sachs Group, Inc.                  15,567                    Equity
                             JP Morgan Chase & Co.                      26,548                    Equity
                             Lehman Brothers Holdings, Inc.              7,027                    Equity
                             Merrill Lynch & Co., Inc.                  16,246                    Equity
                             Morgan Stanley                             20,057                    Equity
                             State Street Bank & Trust Co.               3,799                     Debt

Value                        State Street Bank & Trust Co.                  29                    Equity
                             Goldman Sachs Group, Inc.                       6                    Equity
                             Merrill Lynch & Co., Inc.                     124                    Equity
                             Morgan Stanley                                 15                    Equity

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. On those occasions when such simultaneous purchase and sale transactions are made such transaction will be allocated in an equitable manner according to written procedures approved by the Series Company's Board of Directors. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign over-the-counter securities, then such securities will be valued in good faith by a method that the Series Company's Board of Directors, or its delegates, believes accurately reflects fair value. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in such foreign securities may not take place contemporaneously with the valuation of such foreign securities in those Funds' portfolios.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded. Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers in such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts.

All of the assets of the Money Market I Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Money Market I Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market I Fund's net asset value might still decline.

                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

PASSIVE FOREIGN INVESTMENT COMPANIES

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marketing to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(h) OF THE CODE

The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS

The Series Company has an authorized capitalization of 22 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 22 classes comprising 750 million to 1 billion shares each. Each of the 22 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund. See "Voting Rights" in the Contract Prospectus for a discussion of the manner in which shares of the Fund are voted.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their contract. See the contract prospectus for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.



The Series Company will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At May 31, 2003, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):


                                                        VALIC         AIGAIC          AGL
                                                        -----         ------          ---
Asset Allocation Fund                                    99.95%            *            *
Blue Chip Growth Fund                                   100.00%            *            *
Capital Conservation Fund                               100.00%            *            *
Core Equity Fund                                        100.00%            *            *
Government Securities Fund                               88.55%       11.45%            *
Growth Fund                                              87.33%       12.67%            *
Growth & Income Fund                                     92.91%        7.09%            *
Health Sciences Fund                                    100.00%            *            *
Income & Growth Fund                                    100.00%            *            *
International Equities Fund                              93.80%            *            *
International Government Bond Fund                      100.00%            *            *
International Growth I Fund                             100.00%            *            *
Large Cap Growth Fund                                   100.00%            *            *
Mid Cap Index Fund                                       97.53%            *            *
Money Market I Fund                                      82.64%            *       13.51%
Nasdaq-100(R) Index Fund                                 94.62%            *        5.37%
Science & Technology Fund                                99.82%            *            *
Small Cap Fund                                          100.00%            *            *
Small Cap Index Fund                                     99.02%            *            *
Social Awareness Fund                                   100.00%            *            *
Stock Index Fund                                         93.32%            *            *
Value Fund                                              100.00%            *            *

As of May 31, 2003, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND

Proxy Voting Responsibility

The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Fund and the Fund's adviser, VALIC. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund's shareholders.

The Fund has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Fund according to the Fund's policies and procedures, and to assist the Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund's policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the subadviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of the Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of the Fund's voting positions on specific matters:

      -     Vote with management recommendations on most corporate matters;

      - Vote with management recommendations on proposals to increase or decrease authorized common stock;

      - Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

      - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

      - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

      -     Vote against most shareholder proposals;

      - Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;(1) and

      - Not vote proxies for index funds/portfolios and passively managed funds.(2)

Conflicts of Interest

Senior management of the Fund and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund's shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Fund, senior management of the Fund and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

Proxy Voting Records

The IRRC will maintain records of voting decisions for each vote cast of behalf of the Fund. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Fund will make available its proxy voting record for the one-year period ending on June 30th.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories approved by the Board of Directors. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.



- --------
(1) In these circumstances, the fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the fund's overall investment evaluation of whether to retain or sell the company's securities. The fund will either retain or sell the securities according to the best interests of the fund's shareholders.

(2) Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, serve as independent auditors of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of the Series Company are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.

INDEPENDENT
DIRECTORS

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                                POSITIONS                                            OVERSEEN
           NAME, ADDRESS AND      HELD     DATE SERVICE   PRINCIPAL OCCUPATION (S)      BY         OTHER DIRECTORSHIPS HELD
             DATE OF BIRTH      WITH FUND     BEGAN          DURING PAST 5 YEARS     DIRECTOR(1)         BY DIRECTOR(2)
- ------------------------------  ---------  -------------  ------------------------  -----------  ---------------------------------
DR. JUDITH L. CRAVEN            Director   August, 1998   Retired Administrator.    72           Trustee, VALIC Company II
2929 Allen Parkway                                                                               (1998-Present);
Houston, Texas 77019                                                                             Director/Trustee, SunAmerica
10/06/45                                                                                         Senior Floating Rate Fund,
                                                                                                 Inc., SunAmerica Income Funds,
                                                                                                 SunAmerica Equity Funds,
                                                                                                 SunAmerica Style Select
                                                                                                 Series, Inc., SunAmerica
                                                                                                 Strategic Investment Series,
                                                                                                 SunAmerica Money Market Funds
                                                                                                 (2001-Present); Director, A.G.
                                                                                                 Belo Corporation, a media
                                                                                                 company (1992-Present);
                                                                                                 Director SYSCO Corporation, a
                                                                                                 food marketing and
                                                                                                 distribution company
                                                                                                 (1996-Present); Director,
                                                                                                 Luby's, Inc., a restaurant
                                                                                                 chain (1998-Present; Director,
                                                                                                 University of Texas Board of
                                                                                                 Regents (2001-Present);
                                                                                                 Formerly, Director, Compaq
                                                                                                 Computer Corporation
                                                                                                 (1992-2002); Director/Trustee,
                                                                                                 CypressTree Senior Floating
                                                                                                 Rate Fund, Inc., North
                                                                                                 American Funds, North American
                                                                                                 Senior Floating Rate Fund,
                                                                                                 Inc. (2000-2001); Director,
                                                                                                 Houston Branch of the Federal
                                                                                                 Reserve Bank of Dallas
                                                                                                 (1992-2000).


- --------

(1) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company, SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (12 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), the Series Company (22 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (33 portfolios), Season Series Trust (19 portfolios) and Anchor Pathway Fund (7 series).

(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                                POSITIONS                                            OVERSEEN
           NAME, ADDRESS AND      HELD     DATE SERVICE   PRINCIPAL OCCUPATION (S)      BY          OTHER DIRECTORSHIPS HELD
             DATE OF BIRTH      WITH FUND     BEGAN          DURING PAST 5 YEARS     DIRECTOR(1)          BY DIRECTOR(2)
- ------------------------------  ---------  -------------  ------------------------  ------------  --------------------------------
WILLIAM F. DEVIN                Director   October, 2001  Member, Board of          72            Trustee, VALIC Company  II
2929 Allen Parkway                                        Governors, Boston Stock                 (2001-Present);
Houston, Texas 77019                                      Exchange                                Director/Trustee, SunAmerica
12/30/38                                                  (1985-Present).                         Senior Floating Rate Fund,
                                                                                                  Inc., SunAmerica Income Funds,
                                                                                                  SunAmerica Equity Funds,
                                                                                                  SunAmerica Style Select
                                                                                                  Series, Inc., SunAmerica
                                                                                                  Strategic Investment Series,
                                                                                                  SunAmerica Money Market Funds
                                                                                                  (2001-Present).  Formerly,
                                                                                                  Director/Trustee, CypressTree
                                                                                                  Senior Floating Rate Fund,
                                                                                                  Inc., North American Funds,
                                                                                                  North American Senior Floating
                                                                                                  Rate Fund, Inc. (1997-2001).

DR. TIMOTHY J. EBNER            Director   August, 1998   Professor and Head,       37            Trustee, VALIC Company II
2929 Allen Parkway                                        Department of                           (1998-Present).  Formerly,
Houston, Texas 77019                                      Neuroscience, and                       Director/Trustee, CypressTree
07/15/49                                                  Visscher Chair of                       Senior Floating Rate Fund,
                                                          Physiology, University                  Inc., North American Funds,
                                                          of Minnesota                            North American Senior Floating
                                                          (1999-Present).                         Rate Fund, Inc. (2000-2001).
                                                          Formerly, Director,
                                                          Graduate Program in
                                                          Neuroscience,
                                                          University of Minnesota
                                                          (1995-1999); Professor
                                                          of Neurosurgery,
                                                          University of Minnesota
                                                          (1980-1999).

JUDGE GUSTAVO E. GONZALES, JR.  Director   August, 1998   Municipal Court Judge,    37            Trustee, VALIC Company II
2929 Allen Parkway                                        Dallas, Texas                           (1998-Present); Formerly,
Houston, Texas 77019                                      (1995-Present).                         Director/Trustee, CypressTree
07/27/40                                                                                          Senior Floating Rate Fund,
                                                                                                  Inc., North American Funds,
                                                                                                  North American Senior Floating
                                                                                                  Rate Fund, Inc. (2000-2001);
                                                                                                  Director, Downtown Dallas YMCA
                                                                                                  Board (1996-2000); Director,
                                                                                                  Dallas Easter Seals Society
                                                                                                  (1997-2000).

DR. NORMAN HACKERMAN            Director   January, 1984  President Emeritus,       37            Trustee, VALIC Company II
2929 Allen Parkway                                        Rice University,                        (1998-Present); Chairman,
Houston, Texas 77019                                      Houston, Texas                          Scientific Advisory Board for
03/02/12                                                  (1985-Present).                         The Robert A. Welch
                                                                                                  Foundation  (1983-Present).
                                                                                                  Formerly, Director,
                                                                                                  Electrosource, Inc.,
                                                                                                  developer, manufacturer, and
                                                                                                  marketer of energy storage
                                                                                                  products (1990-2002).

DR. JOHN W. LANCASTER           Director   January, 1984  Pastor Emeritus and       37            Trustee, VALIC Company II
2929 Allen Parkway                                        Director of Planned                     (1998-Present).
Houston, Texas 77019                                      Giving, First
12/15/23                                                  Presbyterian Church,
                                                          Houston, Texas
                                                          (1997-Present).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD   DATE SERVICE  PRINCIPAL OCCUPATION(S)  OVERSEEN BY    OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND         BEGAN       DURING PAST 5 YEARS     DIRECTOR(1)           BY DIRECTOR(2)
- ------------------------------  --------------  -------------  -----------------------  ------------  ----------------------------
KENNETH J. LAVERY               Director        October, 2001  Vice President of        37            Trustee, VALIC Company II
2929 Allen Parkway                                             Massachusetts Capital                  (2001-Present); Director,
Houston, Texas 77019                                           Resources Company                      Board of Overseers, Newton
12/30/49                                                       (1982-Present).                        Wellesley Hospital
                                                                                                      (1996-Present).  Formerly,
                                                                                                      Director/Trustee, CypressTree
                                                                                                      Senior Floating Rate Fund,
                                                                                                      Inc., North American Funds,
                                                                                                      North America Senior Floating
                                                                                                      Rate Fund, Inc. (1997-2001).

BEN H. LOVE                     Director        January 1993   Retired.                 37            Trustee, VALIC Company II
2929 Allen Parkway                                                                                    (1998-Present).  Formerly,
Houston, Texas 77019                                                                                  Director/Trustee, CypressTree
09/26/30                                                                                              Senior Floating Rate Fund,
                                                                                                      Inc., North American Funds,
                                                                                                      North American Senior Floating
                                                                                                      Rate Fund, Inc. (2000-2001).

DR. JOHN E. MAUPIN, JR.         Director        August, 1998   President, Meharry       37            Trustee, VALIC Company II
2929 Allen Parkway                                             Medical College,                       (1998-Present); Director,
Houston, Texas 77019                                           Nashville, Tennessee                   Monarch Dental Corporation
10/28/46                                                       (1994-Present).                        (1997-Present); Director,
                                                                                                      Pinnacle Financial Partners,
                                                                                                      Inc. (2000-Present).
                                                                                                      Formerly, Director/Trustee,
                                                                                                      CypressTree Senior Floating
                                                                                                      Rate Fund, Inc., North
                                                                                                      American Funds, North American
                                                                                                      Senior Floating Rate Fund,
                                                                                                      Inc. (2000-2001); Director,
                                                                                                      LifePoint Hospitals, Inc.
                                                                                                      (1998-1999).

INTERESTED DIRECTORS



ROBERT P. CONDON                Director and    October, 2001  President, VALIC         37            Trustee, VALIC Company II
2929 Allen Parkway              Chairman                       (2000-Present);                        (2001-Present).
Houston, Texas 77019                                           Executive Vice
12/28/41                                                       President, Sales and
                                                               Marketing, American
                                                               General Retirement
                                                               Services
                                                               (1999-Present).
                                                               Formerly, Executive
                                                               Vice President,
                                                               Fidelity Federal Bank
                                                               (1993-1999).


                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD    DATE SERVICE PRINCIPAL OCCUPATION(S)  OVERSEEN BY     OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND          BEGAN      DURING PAST 5 YEARS    DIRECTOR(1)           BY DIRECTOR(2)
- ------------------------------  --------------  -------------  -----------------------  -----------  ----------------------------
PAIGE T. DAVIS                  Director        July, 2002     Formerly, Regional       37           Trustee, VALIC Company II
2929 Allen Parkway                                             Manager, VALIC                        (2002-Present); Director,
Houston, Texas 77019                                           (1976-2001).                          Maryland African American
07/04/43                                                                                             Museum Corporation
                                                                                                     (1999-Present); Director,
                                                                                                     Maryland Racing Commission
                                                                                                     (1996-Present); Director,
                                                                                                     Morgan State University
                                                                                                     Foundation, Inc.
                                                                                                     (1998-Present); Director,
                                                                                                     Maryland Health and Higher
                                                                                                     Education Facilities Authority
                                                                                                     (1987-Present); Formerly,
                                                                                                     Director, Howard County
                                                                                                     General Hospital, Inc.
                                                                                                     (1995-2001).

PETER A. HARBECK                Director        October, 2001  President and Chief      80           Trustee, VALIC Company II
The SunAmerica Center                                          Executive Officer,                    (2001-Present); Director, AIG
733 Third Avenue                                               SAAMCo (1995-Present);                Asset Management
New York, New York 10017                                       President, SunAmerica                 International, Inc.
01/23/54                                                       Fund Services, Inc.                   (2000-Present); Managing
                                                               (1988-Present).                       Director, John McStay
                                                                                                     Investment Counsel, L.P.
                                                                                                     (1999-Present; Director,
                                                                                                     SunAmerica Capital Services,
                                                                                                     Inc. (1993-Present); Director,
                                                                                                     SAAMCo (1995-Present);
                                                                                                     Director/Trustee, Anchor
                                                                                                     Series Trust, SunAmerica
                                                                                                     Senior Floating Rate Fund,
                                                                                                     Inc., SunAmerica Income Funds,
                                                                                                     SunAmerica Equity Funds,
                                                                                                     SunAmerica Style Select
                                                                                                     Series, Inc., SunAmerica
                                                                                                     Strategic Investment Series,
                                                                                                     SunAmerica Money Market Funds
                                                                                                     (1994-Present); Director,
                                                                                                     SunAmerica Fund Services, Inc.
                                                                                                     (1988-Present).

OFFICERS

EVELYN M. CURRAN                President and   October, 2002  Senior Vice President,   N/A          N/A
2919 Allen Parkway              Principal                      Variable Products and
Houston, Texas 77019            Executive                      Funds VALIC
06/04/65                        Officer                        (2001-Present); Vice
                                                               President, Series
                                                               Company and VALIC
                                                               Company II (2001-2002).
                                                               Formerly, Vice
                                                               President, American
                                                               General Fund Group
                                                               (1999-Present).  Senior
                                                               Attorney, American
                                                               General Corporation
                                                               (1997-1999).


                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD    DATE SERVICE PRINCIPAL OCCUPATION(S)   OVERSEEN BY     OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND          BEGAN      DURING PAST 5 YEARS     DIRECTOR(1)           BY DIRECTOR(2)
- ------------------------------  --------------  -------------  -----------------------  ------------  ----------------------------
NORI L. GABERT                  Vice President  October, 2000  Vice President and       N/A           N/A
2929 Allen Parkway              and Secretary                  Associate General
Houston, TX 77019                                              Counsel, SAAMCo
08/15/53                                                       (2001-Present); Vice
                                                               President and Assistant
                                                               Secretary, Seasons
                                                               Series Trust
                                                               (2001-Present);  Vice
                                                               President, Series
                                                               Company and VALIC
                                                               Company II
                                                               (1998-Present);
                                                               Secretary, Series
                                                               Company and VALIC
                                                               Company II
                                                               (2000-Present);
                                                               Formerly, Associate
                                                               General Counsel,
                                                               American General
                                                               Corporation,
                                                               (1997-2001); Assistant
                                                               Secretary, Series
                                                               Company and VALIC
                                                               Company II (1998-2000).

DONNA M. HANDEL                 Vice President  October, 2001  Vice President and       N/A          N/A
The SunAmerica Center           and Assistant                  Assistant Treasurer,
733 Third Avenue                Treasurer                      VALIC Company II
New York, New York 10017                                       (2001-Present); Vice
06/25/66                                                       President
                                                               (2001-Present) and
                                                               Assistant Treasurer
                                                               (1999-Present), Seasons
                                                               Series Trust; Vice
                                                               President, SAAMCo
                                                               (1996-Present); Vice
                                                               President
                                                               (2000-Present) and
                                                               Assistant Treasurer
                                                               (1996-Present),
                                                               SunAmerica Equity
                                                               Funds, SunAmerica
                                                               Income Funds and
                                                               SunAmerica Money Market
                                                               Funds, Inc. , Anchor
                                                               Series Trust,
                                                               SunAmerica Style Select
                                                               Series, Inc.; Vice
                                                               President
                                                               (2000-Present) and
                                                               Assistant Treasurer
                                                               (1999-Present),
                                                               SunAmerica Strategic
                                                               Investment Series, Inc.

GREGORY R.  KINGSTON            Treasurer and   October, 2002  Vice President and       N/A          N/A
2919 Allen Parkway              Principal                      Assistant Treasurer,
Houston, Texas 77019            Financial                      Anchor Pathway Fund,
01/18/66                        Officer                        Seasons Series Trust
                                                               (2001-Present);
                                                               Treasurer, VALIC
                                                               Company II
                                                               (2000-Present).
                                                               Formerly, Vice
                                                               President, American
                                                               General Investment
                                                               Management, L.P.
                                                               (1999-2001); Assistant
                                                               Treasurer, First
                                                               Investors Management
                                                               Co. (1994-1999)


                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
          NAME, ADDRESS AND     POSITIONS HELD    DATE SERVICE PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS HELD
            DATE OF BIRTH          WITH FUND          BEGAN      DURING PAST 5 YEARS     DIRECTOR(1)          BY DIRECTOR(2)
- ------------------------------  --------------  -------------  -----------------------  ------------  ---------------------------
JOHN PACKS                      Vice President  October, 2001  Vice President and       N/A           N/A
99 High Street                  and Senior                     Senior Investment
Boston, Massachusetts 02110     Investment                     Officer, Series Company
12/09/55                        Officer                        and VALIC Company II
                                                               (2001-Present); Senior
                                                               Investment Officer,
                                                               VALIC (2001-Present).
                                                               Formerly, Senior Vice
                                                               President-Investment
                                                               Research, American
                                                               General Fund Group
                                                               (2000-2001); Principal,
                                                               Cypress Holding Company
                                                               (1995-2000).

ROBERT M. ZAKEM                 Vice President  October, 2001  Senior Vice President    N/A           N/A
The SunAmerica Center           and Assistant                  and General Counsel,
733 Third Avenue                Secretary                      SAAMCo (1993-Present);
New York, New York 10017                                       Executive Vice
01/26/58                                                       President, General
                                                               Counsel and Director,
                                                               SunAmerica Capital
                                                               Services, Inc.
                                                               (1993-Present); Vice
                                                               President, General
                                                               Counsel and Assistant
                                                               Secretary, SunAmerica
                                                               Fund Services, Inc.
                                                               (1994-Present);
                                                               Secretary and Chief
                                                               Compliance Officer,
                                                               SunAmerica Mutual Funds
                                                               and Anchor Series Trust
                                                               (1993-Present), Style
                                                               Select (1996-Present),
                                                               SunAmerica Strategic
                                                               Investment Series, Inc.
                                                               (1999-Present); Vice
                                                               President and Assistant
                                                               Secretary, Seasons
                                                               Series Trust
                                                               (1997-Present); Vice
                                                               President and Assistant
                                                               Secretary, VALIC
                                                               Company II
                                                               (2001-Present).

Independent Directors receive an annual retainer of $28,000, $3,200 for each Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $500 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $250 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $500 for each Committee Meeting chaired not held in conjunction with a Board Meeting.

The Series Company has an Audit Committee which consists of all Independent Directors with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. During the fiscal year ended May 31, 2003, the Audit Committee held three meetings. The Series Company has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The Governance Committee does not normally consider candidates proposed by shareholders for election of Directors. The Series Company does not have a standing compensation committee. During the fiscal year ended May 31, 2003, the Governance Committee held one meeting.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Series Company. The Directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2003.

                          DIRECTOR OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND(1)                        DIRECTOR IN FAMILY(2)
- ------------------------------------    ---------------------------------------  ----------------------------------
Dr. Judith L. Craven                                      $0                                     $0
William F. Devin                                           0                                      0
Dr. Timothy J. Ebner                                       0                                      0
Judge Gustavo E. Gonzales, Jr.                             0                                      0
Dr. Norman Hackerman                                       0                                      0
Dr. John W. Lancaster                                      0                                      0
Kenneth J. Lavery                                          0                                      0
Ben H. Love                                                0                                      0
Dr. John E. Maupin, Jr.                                    0                                      0

- ------------------------

(1) Includes the value of shares beneficially owned by each Director in the Series Company as of May 31, 2003.

(2)     Includes the Series Company (22 series) and VC II (15 series).

INTERESTED DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND                          DIRECTOR IN FAMILY
- ------------------------------------    ---------------------------------------  ----------------------------------
Robert P. Condon                                          $0                                     $0
Paige T. Davis                                             0                                      0
Peter A. Harbeck                                           0                                      0

As of May 31, 2003, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT DIRECTORS

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2003. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2003

        NAME OF DIRECTOR            AGGREGATE COMPENSATION      PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
                                     FROM SERIES COMPANY      BENEFITS ACCRUED AS PART       FUND COMPLEX PAID TO
                                                                OF FUND EXPENSES (2)             DIRECTORS (1)
- --------------------------------   -----------------------   -------------------------   ------------------------------
Dr. Judith L. Craven                        $42,469                      $75,678                     $118,217
William Devin (4)                           $42,219                      $20,307                     $121,476
Dr. Timothy Ebner(3)                        $35,886                      $64,971                      $53,980
Judge Gustavo E. Gonzales(3)                $41,581                      $80,932                      $61,650
Dr. Norman Hackerman                        $45,337                     $187,968                      $65,750
Dr. John W. Lancaster                       $43,651                     $188,537                      $64,000
Kenneth J. Lavery (4)                       $41,986                      $14,460                      $62,250
Ben H. Love                                 $44,852                     $221,832                      $65,250
Dr. John E. Maupin, Jr.                     $42,701                      $73,300                      $63,000

(1) Includes VALIC Company I, VALIC Company II, SunAmerica Series Trust, Seasons Series Trust, Anchor Pathway Fund, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Style Select Series, SunAmerica Strategic Investment Series and SunAmerica Money Market Funds.

(2) All current directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2003, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 5 years.

(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2003, the current value of the deferred compensation is $12,726 and $8,437 for Dr. Ebner and Mr. Gonzales, respectively.

(4)   Messrs. Devin and Lavery were elected to the Board on October 22, 2001.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT

 COMPENSATION AT       5 YEARS                                                                           10 OR MORE
   RETIREMENT         AND UNDER         6 YEARS         7 YEARS          8 YEARS          9 YEARS          YEARS
   ----------         ---------         -------         -------          -------          -------          -----
     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well established industries

      -     High rates of return on funds employed

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

        Valic Company I, Annual Report at May 31, 2003

                                      VALIC Company I

                                        Annual Report
                                         May 31, 2003

                 VALIC COMPANY I - ANNUAL REPORT MAY 31, 2003



TABLE OF CONTENTS

                Schedule of Investments:

                   Asset Allocation Fund................   1
                   Blue Chip Growth Fund................  10
                   Capital Conservation Fund............  12
                   Core Equity Fund.....................  16
                   Government Securities Fund...........  18
                   Growth & Income Fund.................  19
                   Health Sciences Fund.................  21
                   Income & Growth Fund.................  23
                   International Equities Fund..........  26
                   International Government Bond Fund...  36
                   International Growth I Fund..........  39
                   Large Cap Growth Fund................  41
                   Mid Cap Index Fund...................  43
                   Money Market I Fund..................  48
                   Nasdaq-100(R) Index Fund.............  49
                   Opportunities Fund...................  51
                   Science & Technology Fund............  52
                   Small Cap Fund.......................  53
                   Small Cap Index Fund.................  57
                   Social Awareness Fund................  75
                   Stock Index Fund.....................  78
                   Value Fund...........................  84

                Statements of Assets and Liabilities....  88

                Statements of Operations................  94

                Statements of Changes in Net Assets.....  97

                Notes to Financial Statements........... 103

                Financial Highlights.................... 111

                Report of Independent Auditors.......... 120

                Director Information.................... 121

                Shareholder Tax Information............. 123

- ------------------------------------------------------------------------------

                                                                             1
                ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS
May 31, 2003


 NUMBER                                      MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          COMMON STOCK - 53.00%
          ADVERTISING - 0.17%
    4,600 Interpublic Group of Cos., Inc. $      63,250
    3,030 Omnicom Group, Inc.............       211,524
                                          -------------
                                                274,774
                                          -------------
          AEROSPACE/DEFENSE - 0.91%
    9,350 Boeing Co......................       286,764
    3,730 General Dynamics Corp..........       249,239
      570 Goodrich Corp..................        10,414
    7,170 Honeywell International, Inc...       187,854
    2,410 Lockheed Martin Corp...........       111,872
      890 Northrop Grumman Corp..........        78,275
   12,630 Raytheon Co....................       404,665
      870 Rockwell Collins, Inc..........        19,993
    2,280 United Technologies Corp.......       155,610
                                          -------------
                                              1,504,686
                                          -------------
          AIRLINES - 0.13%
   11,370 Delta Air Lines, Inc...........       151,903
    3,760 Southwest Airlines Co..........        60,423
                                          -------------
                                                212,326
                                          -------------
          APPAREL & PRODUCTS - 0.31%
    4,290 Gap, Inc.......................        72,930
    1,740 Jones Apparel Group, Inc. +....        51,087
    2,540 Limited, Inc...................        38,760
    1,290 Liz Claiborne, Inc.............        43,718
    4,510 Nike, Inc., Class B............       252,515
    1,200 Reebok International, Ltd. +...        38,040
      530 VF Corp........................        20,177
                                          -------------
                                                517,227
                                          -------------
          APPLIANCES/FURNISHINGS - 0.03%
      940 Leggett & Platt, Inc...........        20,746
      380 Maytag Corp....................         9,295
      330 Whirlpool Corp.................        18,777
                                          -------------
                                                 48,818
                                          -------------
          AUTOMOTIVE - 0.29%
    1,410 AutoNation, Inc. +.............        19,627
      470 AutoZone, Inc. +...............        39,330
      360 Cooper Tire & Rubber Co........         5,720
    2,100 Danaher Corp...................       140,532
    2,710 Delphi Automotive Systems Corp.        23,902

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- ------------------------------------------------------
          AUTOMOTIVE - Continued
   10,700 Ford Motor Co................. $     112,350
    2,720 General Motors Corp...........        96,098
      850 Genuine Parts Co..............        27,939
      850 Goodyear Tire & Rubber Co.....         5,542
      630 Visteon Corp..................         3,875
                                         -------------
                                               474,915
                                         -------------
          BANKS - 3.72%
    1,720 AmSouth Bancorp...............        38,390
   14,950 Bank of America Corp..........     1,109,290
    3,720 Bank of New York Co., Inc.....       107,657
   10,040 Bank One Corp.................       375,094
    2,290 BB&T Corp.....................        78,295
    1,100 Charter One Financial, Inc....        33,506
    4,100 Comerica, Inc.................       189,707
    2,800 Fifth Third Bancorp...........       161,000
      610 First Tennessee National Corp.        28,524
   14,780 FleetBoston Financial Corp....       437,045
      465 HSBC Holdings, PLC ADR........        27,560
    1,140 Huntington Bancshares, Inc....        23,381
    2,060 KeyCorp.......................        54,384
    1,060 Marshall & Ilsley Corp........        31,800
    7,680 Mellon Financial Corp.........       208,666
    9,290 National City Corp............       314,188
      780 North Fork Bancorp., Inc......        25,795
    1,070 Northern Trust Corp...........        40,831
    1,380 PNC Financial Services Group..        67,965
    1,400 Providian Financial Corp. +...        12,656
    1,070 Regions Financial Corp........        37,493
    1,680 SouthTrust Corp...............        48,266
    1,610 State Street Bank & Trust Co..        61,679
    1,370 SunTrust Bks., Inc............        81,241
    6,800 Synovus Financial Corp........       155,176
   24,910 U.S. Bancorp..................       590,367
      960 Union Planters Corp...........        30,893
    9,570 Wachovia Corp.................       384,523
   25,170 Wells Fargo & Co..............     1,215,711
    3,090 Zions Bancorp.................       157,652
                                         -------------
                                             6,128,735
                                         -------------
          BEVERAGES - 1.80%
    4,120 Adolph Coors Co., Class B.....       226,930
    7,940 Anheuser-Busch Cos., Inc......       417,882
      290 Brown-Forman Corp., Class B...        22,869
   24,570 Coca-Cola Bottling Co.........     1,119,655

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          BEVERAGES - Continued
   10,630 Coca-Cola Enterprises, Inc.......... $     199,313
    6,560 Pepsi Bottling Group, Inc...........       133,758
   19,090 PepsiCo, Inc........................       843,778
                                               -------------
                                                   2,964,185
                                               -------------
          BROADCASTING - 0.38%
    4,100 Clear Channel Communications, Inc. +       166,870
   14,340 Comcast Corp., Class A +............       431,777
    1,110 Univision Communications, Inc.,
           Class A +..........................        33,134
                                               -------------
                                                     631,781
                                               -------------
          BUILDING MATERIALS - 0.40%
      350 American Standard Cos., Inc. +......        25,897
   10,670 Lowe's Cos., Inc....................       450,914
    2,390 Masco Corp..........................        58,794
      730 Sherwin-Williams Co.................        19,987
    2,910 Vulcan Materials Co.................       106,622
                                               -------------
                                                     662,214
                                               -------------
          CHEMICAL - 0.63%
    1,100 Air Products and Chemicals, Inc.....        47,949
      330 Ashland, Inc........................        10,712
    4,420 Dow Chemical Co.....................       140,556
    6,520 E.I. du Pont de Nemours and Co......       274,753
    6,430 Eastman Chemical Co.................       210,197
      630 Ecolab, Inc.........................        33,862
      620 Engelhard Corp......................        15,593
      240 Great Lakes Chemical Corp...........         5,527
    4,820 Hercules, Inc. +....................        47,959
    1,270 Monsanto Co.........................        25,463
      820 PPG Industries, Inc.................        39,877
      780 Praxair, Inc........................        46,792
    1,070 Rohm and Haas Co....................        34,700
    2,010 Sigma-Aldrich Corp..................       105,143
                                               -------------
                                                   1,039,083
                                               -------------
          COMMERCIAL SERVICES - 0.43%
      280 Ball Corp...........................        13,866
   13,900 Cendant Corp. +.....................       233,520
    5,410 Cintas Corp.........................       200,278
    2,470 Concord EFS, Inc. +.................        37,346
    3,020 Convergys Corp. +...................        53,998
    2,280 Deluxe Corp.........................       107,092

- ------------------------------------------------------------------------------

2
                                                                   May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                        MARKET
OF SHARES                                      VALUE
- ---------------------------------------------------------
          COMMERCIAL SERVICES - Continued
      390 Fluor Corp....................... $      13,841
      730 Moody's Corp.....................        38,069
      570 Quintiles Transnational Corp. +..         8,065
                                            -------------
                                                  706,075
                                            -------------
          CONGLOMERATES - 2.52%
    4,950 3M Co............................       626,027
      340 Eaton Corp.......................        28,536
   98,080 General Electric Co..............     2,814,896
      450 ITT Industries, Inc..............        28,197
    5,630 Loews Corp.......................       270,803
      660 Textron, Inc.....................        23,001
   20,100 Tyco International, Ltd..........       355,770
                                            -------------
                                                4,147,230
                                            -------------
          DRUGS - 4.59%
   13,210 Abbott Laboratories..............       588,506
    2,370 Allergan, Inc....................       170,901
   13,220 Amgen, Inc. +....................       855,466
   22,720 Bristol-Myers Squibb Co..........       581,632
    8,560 Eli Lilly and Co.................       511,631
    2,800 Forest Laboratories, Inc. +......       141,400
    1,680 King Pharmaceuticals, Inc. +.....        24,041
    1,220 MedImmune, Inc. +................        43,249
   16,980 Merck & Co., Inc.................       943,748
   87,947 Pfizer, Inc......................     2,728,116
    7,110 Schering-Plough Corp.............       131,180
      520 Watson Pharmaceuticals, Inc. +...        19,250
   18,910 Wyeth............................       829,203
                                            -------------
                                                7,568,323
                                            -------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 0.87%
    7,140 Agilent Technologies, Inc. +.....       129,448
      950 American Power Conversion Corp. +        14,735
    1,020 Applera Corp. - Applied
           Biosystems Group................        19,859
      910 Comverse Technology, Inc. +......        13,841
    2,040 Emerson Electric Co..............       106,692
      960 Jabil Circuit, Inc. +............        20,150
   18,540 JDS Uniphase Corp. +.............        71,750
      430 Johnson Controls, Inc............        35,798
    1,490 Millipore Corp. +................        60,643
    2,600 Molex, Inc.......................        71,136

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- ------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
    2,420 NVIDIA Corp. +................ $      63,332
      570 Parker Hannifin Corp..........        23,045
      810 Perkinelmer, Inc..............        10,360
    8,510 Pitney Bowes, Inc.............       326,869
      810 PMC-Sierra, Inc. +............         8,797
   10,020 Power-One, Inc. +.............        69,238
    4,000 Sanmina-SCI Corp. +...........        22,880
    4,010 Solectron Corp. +.............        16,040
    1,120 Symbol Technologies, Inc......        15,008
    1,380 Tektronix, Inc. +.............        29,090
    1,990 Thermo Electron Corp. +.......        41,989
      280 Thomas & Betts Corp. +........         4,306
      440 W. W. Grainger, Inc...........        20,548
    7,060 Waters Corp. +................       200,222
    3,570 Xerox Corp. +.................        39,020
                                         -------------
                                             1,434,796
                                         -------------
          FINANCE COMPANIES - 0.27%
   15,320 MBNA Corp.....................       307,166
    1,170 SLM Corp......................       140,400
                                         -------------
                                               447,566
                                         -------------
          FINANCIAL SERVICES - 3.80%
    7,680 American Express Co...........       319,949
      480 Bear Stearns Cos., Inc........        37,090
    4,140 Capital One Financial Corp....       199,424
    9,520 Charles Schwab Corp...........        92,344
   55,880 Citigroup, Inc................     2,292,197
      610 Countrywide Financial Corp....        44,926
      690 Equifax, Inc..................        17,471
    9,010 Fannie Mae....................       666,740
      530 Federated Investors, Inc......        14,766
    1,250 Franklin Resources, Inc.......        46,712
    5,980 Freddie Mac...................       357,664
    6,260 Goldman Sachs Group, Inc......       510,190
      870 H & R Block, Inc..............        35,618
    1,160 Janus Capital Group, Inc......        18,038
   16,330 JP Morgan Chase & Co..........       536,604
    1,180 Lehman Brothers Holdings, Inc.        84,523
    8,200 Merrill Lynch & Co., Inc......       355,060
   12,660 Morgan Stanley................       579,195
    1,830 Paychex, Inc..................        55,852
                                         -------------
                                             6,264,363
                                         -------------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          FOODS - 0.64%
    3,130 Archer-Daniels-Midland Co........... $      37,466
   12,140 Campbell Soup Co....................       302,893
    2,610 ConAgra Foods, Inc..................        63,344
    5,110 General Mills, Inc..................       239,046
    1,700 H J Heinz Co........................        56,219
      660 Hershey Foods Corp..................        46,926
    1,980 Kellogg Co..........................        69,696
      680 McCormick & Co., Inc................        18,292
    3,800 Sara Lee Corp.......................        69,236
    3,170 Sysco Corp..........................        98,080
    1,090 Wm. Wrigley Jr. Co..................        61,585
                                               -------------
                                                   1,062,783
                                               -------------
          FREIGHT - 0.34%
    1,450 FedEx Corp..........................        92,771
      300 Ryder System, Inc...................         7,968
    7,360 United Parcel Service, Inc., Class B       459,485
                                               -------------
                                                     560,224
                                               -------------
          HARDWARE & TOOLS - 0.05%
    1,340 Black & Decker Corp.................        58,035
      280 Snap-on, Inc........................         8,515
      430 Stanley Works.......................        12,023
                                               -------------
                                                      78,573
                                               -------------
          HEALTHCARE - 0.33%
    1,890 Anthem, Inc. +......................       138,632
      260 Bausch & Lomb, Inc..................         9,864
    9,990 Health Management Associates, Inc.,
           Class A............................       186,313
      730 Manor Care, Inc. +..................        17,294
    6,500 McKesson Corp.......................       197,080
                                               -------------
                                                     549,183
                                               -------------
          HEAVY DUTY TRUCKS/PARTS - 0.06%
    6,690 Dana Corp...........................        59,608
      330 Navistar International Corp. +......        10,171
      560 PACCAR, Inc.........................        37,111
                                               -------------
                                                     106,890
                                               -------------
          HOME BUILDERS - 0.03%
      300 Centex Corp.........................        23,289
      230 KB Home.............................        14,375
      300 Pulte Homes, Inc....................        19,677
                                               -------------
                                                      57,341
                                               -------------

- -----------------------------------------------------------------------------

                                                                             3
May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          HOSPITAL MANAGEMENT - 0.14%
    5,910 HCA, Inc................................ $     195,030
    2,300 Tenet Healthcare Corp. +................        38,387
                                                   -------------
                                                         233,417
                                                   -------------
          HOSPITAL SUPPLIES - 1.87%
    2,470 AmerisourceBergen Corp..................       154,844
    6,410 Baxter International, Inc...............       162,429
    8,440 Becton, Dickinson and Co................       337,600
    1,260 Biomet, Inc.............................        34,650
    3,890 Boston Scientific Corp. +...............       202,669
    4,490 Cardinal Health, Inc....................       259,118
      250 CR Bard, Inc............................        17,538
   27,190 Johnson & Johnson.......................     1,477,777
    6,570 Medtronic, Inc..........................       320,156
      860 St. Jude Medical, Inc. +................        48,246
      960 Stryker Corp............................        64,646
                                                   -------------
                                                       3,079,673
                                                   -------------
          HOUSEHOLD PRODUCTS - 1.71%
      280 Alberto-Culver Co., Class B.............        14,308
      320 American Greetings Corp., Class A +.....         5,674
    1,140 Avon Products, Inc......................        69,472
    3,110 Clorox Co...............................       138,893
    5,170 Colgate-Palmolive Co....................       308,235
      720 Fortune Brands, Inc.....................        37,728
   13,950 Gillette Co.............................       468,860
      460 International Flavors & Fragrances, Inc.        14,439
    2,500 Kimberly-Clark Corp.....................       129,825
    1,300 Newell Rubbermaid, Inc..................        37,050
   17,260 Procter & Gamble Co.....................     1,584,813
      280 Tupperware Corp.........................         4,446
                                                   -------------
                                                       2,813,743
                                                   -------------
          HUMAN RESOURCES - 0.01%
      840 Robert Half International, Inc. +.......        14,238
                                                   -------------
          INFORMATION PROCESSING -
          HARDWARE - 1.87%
    4,020 Apple Computer, Inc. +..................        72,240
   26,670 Dell Computer Corp. +...................       834,504
    1,570 Gateway, Inc. +.........................         5,244
   32,450 Hewlett-Packard Co......................       632,775
   15,270 International Business Machines Corp....     1,344,371
      610 Lexmark International, Inc., Class A +..        45,384

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ----------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - Continued
    3,340 Network Appliance, Inc. +......... $      56,880
   20,270 Sun Microsystems, Inc. +..........        87,769
                                             -------------
                                                 3,079,167
                                             -------------
          INFORMATION PROCESSING -
          SERVICES - 1.02%
      910 Computer Sciences Corp. +.........        36,127
    1,180 Earthlink, Inc. +.................         7,953
    4,680 eBay, Inc. +......................       476,003
    2,310 Electronic Data Systems Corp......        46,546
   13,330 EMC Corp. +.......................       144,231
   10,040 First Data Corp...................       415,857
    3,510 Fiserv, Inc. +....................       116,146
      540 Monster Worldwide, Inc. +.........        10,724
      470 NCR Corp. +.......................        11,783
    4,770 SunGard Data Systems, Inc. +......       109,710
    3,720 Symantec Corp. +..................       168,218
    2,310 Unisys Corp. +....................        26,080
    3,820 Yahoo!, Inc. +....................       114,027
                                             -------------
                                                 1,683,405
                                             -------------
          INFORMATION PROCESSING -
          SOFTWARE - 2.37%
    3,070 Adobe Systems, Inc................       108,340
      550 Autodesk, Inc.....................         8,201
    2,910 Automatic Data Processing, Inc....       101,559
    1,130 BMC Software, Inc. +..............        19,165
      830 Citrix Systems, Inc. +............        18,119
    2,790 Computer Associates International,
           Inc..............................        60,459
    1,830 Compuware Corp. +.................        11,108
    1,190 IMS Health, Inc...................        21,230
    1,210 Intuit, Inc. +....................        55,769
      410 Mercury Interactive Corp. +.......        16,117
  106,580 Microsoft Corp....................     2,622,934
    1,790 Novell, Inc. +....................         5,961
   53,320 Oracle Corp. +....................       693,693
    1,270 Parametric Technology Corp. +.....         4,128
    1,520 PeopleSoft, Inc. +................        24,867
    2,350 Siebel Systems, Inc. +............        22,066
    3,730 Veritas Software Corp. +..........       103,507
                                             -------------
                                                 3,897,223
                                             -------------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- ---------------------------------------------------------------
          INSURANCE - 3.08%
    5,090 Ace, Ltd............................... $     185,785
      730 Aetna, Inc.............................        41,917
    2,850 AFLAC, Inc.............................        93,793
    3,410 Allstate Corp..........................       122,726
      510 AMBAC Financial Group, Inc.............        34,022
   25,220 American International Group, Inc.#....     1,459,734
    1,500 Aon Corp...............................        38,490
    5,080 Chubb Corp.............................       325,272
    1,640 CIGNA Corp.............................        92,004
      780 Cincinnati Financial Corp..............        28,954
    4,470 Hartford Financial Services Group, Inc.       208,481
    5,600 Humana, Inc. +.........................        72,744
   10,200 Jefferson-Pilot Corp...................       430,338
    2,390 John Hancock Financial Services, Inc...        72,297
      860 Lincoln National Corp..................        29,928
    6,450 Marsh & McLennan Cos., Inc.............       323,338
    4,720 MBIA, Inc..............................       236,236
    9,890 MetLife, Inc...........................       276,623
    1,970 MGIC Investment Corp...................       106,419
    1,550 Principal Financial Group, Inc.........        49,228
    1,060 Progressive Corp.......................        76,320
    2,750 Prudential Financial, Inc. +...........        92,180
      670 Safeco Corp............................        24,214
    5,290 St. Paul Cos., Inc.....................       193,508
      580 Torchmark Corp.........................        22,400
    4,880 Travelers Property Casualty Corp.,
           Class B...............................        78,910
    2,180 UnitedHealth Group, Inc................       209,149
    2,550 UnumProvident Corp.....................        32,895
      720 Wellpoint Health Networks, Inc.,
           Class A +.............................        61,445
      660 Xl Capital, Ltd., Class A..............        57,453
                                                  -------------
                                                      5,076,803
                                                  -------------
          LEISURE AND TOURISM - 0.66%
      440 Brunswick Corp.........................         9,658
    3,050 Carnival Corp..........................        93,330
      830 Darden Restaurants, Inc................        16,442
    1,340 Electronic Arts, Inc. +................        91,870
    2,750 Harley-Davidson, Inc...................       115,940
      540 Harrah's Entertainment, Inc. +.........        21,649
      840 Hasbro, Inc............................        13,448
    1,830 Hilton Hotels Corp.....................        25,364
      410 International Game Technology +........        36,096

- ------------------------------------------------------------------------------

4
                                                                   May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          LEISURE AND TOURISM - Continued
    1,130 Marriott International, Inc., Class A $      44,183
    4,290 Mattel, Inc..........................        92,278
   17,570 McDonald's Corp......................       329,086
    2,690 Sabre Holdings Corp., Class A +......        66,524
    1,880 Starbucks Corp. +....................        46,325
      970 Starwood Hotels & Resorts
           Worldwide, Inc., Class B............        28,111
      560 Wendy's International, Inc...........        16,862
    1,430 Yum! Brands, Inc. +..................        39,983
                                                -------------
                                                    1,087,149
                                                -------------
          MACHINERY - 0.42%
    1,670 Caterpillar, Inc.....................        87,091
      450 Cooper Industries, Ltd., Class A.....        17,951
    4,640 Crane Co.............................        96,883
      200 Cummins, Inc.........................         6,856
    1,160 Deere & Co...........................        50,657
    5,510 Dover Corp...........................       167,008
    1,490 Illinois Tool Works, Inc.............        92,454
    3,190 Ingersoll-Rand Co., Class A..........       139,722
      600 Pall Corp............................        13,032
      900 Rockwell Automation, Inc.............        21,285
                                                -------------
                                                      692,939
                                                -------------
          MEDICAL - BIOMEDICAL/GENE - 0.08%
      720 Biogen, Inc. +.......................        30,557
    2,130 Genzyme Corp. +......................       101,154
                                                -------------
                                                      131,711
                                                -------------
          MEDICAL TECHNOLOGY - 0.25%
    2,110 Chiron Corp. +.......................        93,030
    4,480 Guidant Corp. +......................       189,415
    1,420 Quest Diagnostics, Inc. +............        89,971
      950 Zimmer Holdings, Inc. +..............        42,617
                                                -------------
                                                      415,033
                                                -------------
          METALS - 0.24%
    4,100 Alcoa, Inc...........................       100,901
   19,940 Allegheny Technologies, Inc..........       131,205
      700 Freeport-McMoRan Copper & Gold, Inc.,
           Class B +...........................        15,365
    2,260 Newmont Mining Corp..................        67,032
      380 Nucor Corp...........................        18,103
      430 Phelps Dodge Corp. +.................        15,674

 NUMBER                                      MARKET
OF SHARES                                    VALUE
- -------------------------------------------------------
          METALS - Continued
    2,270 United States Steel Corp....... $      35,752
      420 Worthington Industries, Inc....         6,271
                                          -------------
                                                390,303
                                          -------------
          MISCELLANEOUS - 0.03%
    1,420 Eastman Kodak Co...............        43,509
                                          -------------
          MULTIMEDIA - 1.42%
   46,350 AOL Time Warner, Inc. +@.......       705,447
    1,300 Gannett Co., Inc...............       102,700
    1,590 McGraw-Hill Cos., Inc..........       100,504
      240 Meredith Corp..................        10,553
   18,440 Viacom, Inc., Class B +........       839,388
   29,220 Walt Disney Co.................       574,173
                                          -------------
                                              2,332,765
                                          -------------
          OIL AND GAS - 3.31%
    1,440 Amerada Hess Corp..............        70,560
    4,640 Anadarko Petroleum Corp........       228,659
      780 Apache Corp....................        51,418
    1,630 Baker Hughes, Inc..............        53,871
      770 BJ Services Co. +..............        31,347
      980 Burlington Resources, Inc......        52,224
   12,980 ChevronTexaco Corp.............       920,801
    6,750 ConocoPhillips.................       364,297
    1,120 Devon Energy Corp..............        58,240
    1,800 Dynegy, Inc., Class A..........         8,964
    2,910 El Paso Corp...................        25,317
      560 EOG Resources, Inc.............        24,136
   72,180 Exxon Mobil Corp...............     2,627,352
    2,590 Halliburton Co.................        61,823
    4,410 Kerr-McGee Corp................       209,828
      590 Kinder Morgan, Inc.............        30,120
   10,110 Marathon Oil Corp..............       260,130
    2,100 McDermott International, Inc. +        12,747
      700 Nabors Industries, Ltd. +......        31,556
      650 Noble Corp. +..................        23,179
    1,830 Occidental Petroleum Corp......        61,744
      170 Peoples Energy Corp............         7,249
      450 Rowan Cos., Inc. +.............        10,773
    2,820 Schlumberger, Ltd..............       137,108
      370 Sunoco, Inc....................        13,631
    1,550 Transocean, Inc. +.............        36,224
    1,250 Unocal Corp....................        37,613
                                          -------------
                                              5,450,911
                                          -------------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ----------------------------------------------------------
          PAPER/FOREST PRODUCTS - 0.43%
    3,170 Avery Dennison Corp............... $     175,872
    1,760 Bemis Co., Inc....................        80,573
      280 Boise Cascade Corp................         6,880
    4,420 Georgia-Pacific Corp..............        76,466
    2,320 International Paper Co............        85,074
   10,920 Louisiana-Pacific Corp. +.........       105,269
      970 Meadwestvaco Corp.................        24,289
    2,390 Pactiv Corp. +....................        46,724
      900 Plum Creek Timber Co., Inc........        23,760
      410 Sealed Air Corp. +................        17,995
      260 Temple-Inland, Inc................        12,126
    1,060 Weyerhaeuser Co...................        53,403
                                             -------------
                                                   708,431
                                             -------------
          POLLUTION CONTROL - 0.08%
    5,730 Allied Waste Industries, Inc. +...        56,613
    2,890 Waste Management, Inc.............        73,608
                                             -------------
                                                   130,221
                                             -------------
          PUBLISHING - 0.22%
      400 Dow Jones & Co., Inc..............        18,220
      400 Knight-Ridder, Inc................        28,176
      730 New York Times Co., Class A.......        34,967
    6,030 R. R. Donnelley & Sons Co.........       150,448
    2,510 Tribune Co........................       125,199
                                             -------------
                                                   357,010
                                             -------------
          RAILROADS & EQUIPMENT - 0.18%
    3,880 Burlington Northern Santa Fe Corp.       114,499
    2,260 CSX Corp..........................        74,015
    1,890 Norfolk Southern Corp.............        41,429
    1,230 Union Pacific Corp................        75,017
                                             -------------
                                                   304,960
                                             -------------
          REAL ESTATE INVESTMENT TRUSTS - 0.08%
      460 Apartment Investment & Management
           Co., Class A.....................        16,206
    2,000 Equity Office Properties Trust....        53,820
    1,310 Equity Residential................        34,689
      900 Simon Property Group, Inc.........        33,858
                                             -------------
                                                   138,573
                                             -------------

- -----------------------------------------------------------------------------

                                                                             5
May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          RETAIL - 3.48%
    1,840 Albertson's, Inc................... $      38,401
    2,330 Bed Bath & Beyond, Inc. +..........        97,487
    1,560 Best Buy Co., Inc. +...............        60,372
      560 Big Lots, Inc. +...................         7,622
    1,020 Circuit City Stores, Inc...........         7,334
    2,210 Costco Wholesale Corp. +...........        81,880
    9,100 CVS Corp...........................       237,510
    2,320 Dillard's, Inc., Class A...........        30,995
    8,460 Dollar General Corp................       158,202
      830 Family Dollar Stores, Inc..........        30,253
      920 Federated Department Stores, Inc. +        29,900
   21,810 Home Depot, Inc....................       708,607
    5,000 JC Penney Co., Inc.................        86,600
    6,710 Kohl's Corp. +.....................       351,268
    3,700 Kroger Co. +.......................        59,385
    1,400 May Department Stores Co...........        30,366
      860 Nordstrom, Inc.....................        16,039
    1,500 Office Depot, Inc. +...............        20,100
    2,900 RadioShack Corp. +.................        69,890
    2,140 Safeway, Inc. +....................        40,318
    2,120 Sears, Roebuck and Co..............        63,558
   13,600 Staples, Inc. +....................       263,704
      650 SUPERVALU, Inc.....................        12,903
   11,230 Target Corp........................       411,355
      700 Tiffany & Co.......................        22,932
    2,550 TJX Cos., Inc......................        46,410
    1,030 Toys "R" Us, Inc. +................        11,989
   46,060 Wal-Mart Stores, Inc...............     2,423,217
    7,890 Walgreen Co........................       242,933
    5,180 Winn-Dixie Stores, Inc.............        73,245
                                              -------------
                                                  5,734,775
                                              -------------
          SAVINGS & LOAN - 0.26%
      740 Golden West Financial Corp.........        57,565
    8,920 Washington Mutual, Inc.............       363,757
                                              -------------
                                                    421,322
                                              -------------
          SCHOOLS - 0.11%
    3,000 Apollo Group, Inc., Class A +......       175,260
                                              -------------
          SECURITIES RELATED - 0.01%
      590 T. Rowe Price Group, Inc...........        21,665
                                              -------------

 NUMBER                                      MARKET
OF SHARES                                    VALUE
- -------------------------------------------------------
          SEMICONDUCTORS - 1.75%
    6,740 Advanced Micro Devices, Inc. +. $      49,067
    1,860 Altera Corp. +.................        35,861
    1,770 Analog Devices, Inc. +.........        68,233
   15,250 Applied Materials, Inc. +......       237,290
   20,750 Applied Micro Circuits Corp. +.       104,165
    1,340 Broadcom Corp., Class A +......        32,803
   58,650 Intel Corp.....................     1,222,266
    3,060 KLA-Tencor Corp. +.............       141,464
    1,520 Linear Technology Corp.........        55,267
   19,780 LSI Logic Corp. +..............       126,592
    1,570 Maxim Integrated Products, Inc.        61,560
    8,780 Micron Technology, Inc. +......        99,390
    3,730 National Semiconductor Corp. +.        93,101
      990 Novellus Systems, Inc. +.......        34,303
    2,060 QLogic Corp. +.................       103,185
    2,960 Teradyne, Inc. +...............        50,764
   15,550 Texas Instruments, Inc.........       318,775
    1,640 Xilinx, Inc. +.................        48,987
                                          -------------
                                              2,883,073
                                          -------------
          TELECOMMUNICATIONS - 2.62%
    3,890 ADC Telecommunications, Inc. +.        10,464
    4,670 Alltel Corp....................       223,600
    2,850 Andrew Corp. +.................        28,329
       22 AT&T Canada, Inc., Class A +...           636
    1,234 AT&T Canada, Inc., Class B +...        35,786
    5,992 AT&T Corp......................       116,784
   41,620 AT&T Wireless Services, Inc. +.       323,387
    1,810 Avaya, Inc. +..................        11,982
    9,030 BellSouth Corp.................       239,385
    2,810 CenturyTel, Inc................        94,613
    2,100 Ciena Corp. +..................        12,075
   71,290 Cisco Systems, Inc. +..........     1,160,601
    1,370 Citizens Communications Co. +..        16,878
    5,820 Corning, Inc. +................        42,544
   20,070 Lucent Technologies, Inc. +....        44,355
   27,400 Motorola, Inc..................       233,448
   18,190 Nextel Communications, Inc.,
            Class A +....................       272,668
    9,220 QUALCOMM, Inc. +...............       309,608
   10,650 Qwest Communications
            International, Inc. +........        47,819
      740 Scientific-Atlanta, Inc........        14,571

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   12,100 Sprint Corp. (PCS Group) +........... $      53,966
    2,000 Tellabs, Inc. +......................        15,880
   26,470 Verizon Communications, Inc..........     1,001,890
                                                -------------
                                                    4,311,269
                                                -------------
          TOBACCO - 0.54%
   20,330 Altria Group, Inc....................       839,629
      410 R.J. Reynolds Tobacco Holdings, Inc..        13,977
      810 UST, Inc.............................        28,601
                                                -------------
                                                      882,207
                                                -------------
          UTILITIES - COMMUNICATION - 0.33%
   19,230 SBC Communications, Inc..............       489,596
    4,340 Sprint Corp. (FON Group).............        58,850
                                                -------------
                                                      548,446
                                                -------------
          UTILITIES - ELECTRIC - 1.68%
    2,640 AES Corp. +..........................        20,909
      610 Allegheny Energy, Inc................         5,301
      770 Ameren Corp..........................        35,035
    3,340 American Electric Power Co., Inc.....        96,994
    1,830 Calpine Corp. +......................         9,516
    6,460 Centerpoint Energy, Inc..............        61,693
      820 Cinergy Corp.........................        31,111
      700 CMS Energy Corp......................         5,544
    1,040 Cons. Edison, Inc....................        44,710
      800 Constellation Energy Group, Inc......        26,520
    9,470 Dominion Resources, Inc..............       596,610
      810 DTE Energy Co........................        35,097
    8,480 Duke Energy Corp.....................       164,342
    1,580 Edison International, Inc. +.........        25,722
    1,080 Entergy Corp.........................        55,825
    6,620 Exelon Corp..........................       379,326
    1,440 FirstEnergy Corp.....................        53,006
      890 FPL Group, Inc.......................        59,158
    2,830 Mirant Corp. +.......................         9,792
    1,210 NiSource, Inc........................        23,728
    1,980 PG&E Corp. +.........................        33,660
      440 Pinnacle West Capital Corp...........        16,658
    5,340 PPL Corp.............................       215,950
    1,150 Progress Energy, Inc.................        54,107
   10,620 Public Service Enterprise Group, Inc.       453,793
    3,460 Southern Co..........................       108,921
    2,490 TECO Energy, Inc.....................        32,196

- ------------------------------------------------------------------------------

6
                                                                   May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          UTILITIES - ELECTRIC - Continued
    1,560 TXU Corp............................. $      31,574
    4,810 Xcel Energy, Inc.....................        74,026
                                                -------------
                                                    2,760,824
                                                -------------
          UTILITIES - GAS, DISTRIBUTION - 0.04%
      760 Keyspan Corp.........................        26,767
      210 Nicor, Inc...........................         7,478
    1,000 Sempra Energy........................        27,270
                                                -------------
                                                       61,515
                                                -------------
          UTILITIES - GAS, PIPELINE - 0.01%
    2,510 Williams Cos., Inc...................        19,854
                                                -------------
          TOTAL COMMON STOCK
          (Cost $79,210,239)...................    87,323,485
                                                -------------
   PAR
  VALUE
- ----------
          CORPORATE BONDS - 10.57%
          AEROSPACE/DEFENSE - 0.15%
 $140,000 General Dynamics Corp.:
            4.25% due 5/15/13..................       142,846
   95,000 Raytheon Co. :
            7.38% due 7/15/25..................       107,830
                                                -------------
                                                      250,676
                                                -------------
          AUTOMOTIVE - 0.09%
   84,000 Ford Motor Co.:
            6.63% due 10/1/28..................        71,292
   84,000 General Motors Corp.:
            6.75% due 5/1/28...................        76,934
                                                -------------
                                                      148,226
                                                -------------
          BANKS - 1.05%
  139,000 Bank of America Corp.:
            7.13% due 3/1/09...................       166,960
   90,000 BankBoston NA:
            6.38% due 3/25/08..................       103,193
   70,000 Corporacion Andina De Fomento:
            5.20% due 5/21/13..................        71,142
  150,000 European Investment Bank:
            4.00% due 3/15/05..................       157,063
   75,000 Fleet Financial Group, Inc.:
            6.88% due 1/15/28..................        88,968

   PAR                                         MARKET
  VALUE                                        VALUE
- ---------------------------------------------------------
           BANKS - Continued
$  140,000 Inter-American Development Bank:
             7.00% due 6/16/03............. $     140,274
   141,000 JP Morgan Chase & Co.:
             5.25% due 5/1/15..............       146,487
   150,000 Key Bank NA:
             4.10% due 6/30/05.............       157,110
   140,000 National City Bank:
             2.50% due 4/17/06.............       141,933
   140,000 PNC Bank NA:
             7.88% due 4/15/05.............       153,787
   150,000 PNC Funding Corp. :
             7.50% due 11/1/09.............       184,163
   168,000 Wachovia Corp.:
             7.50% due 4/15/35.............       220,348
                                            -------------
                                                1,731,428
                                            -------------
           BEVERAGES - 0.16%
   139,000 Diageo Capital, PLC:
             3.38% due 3/20/08.............       142,958
    84,000 Diageo PLC:
             7.45% due 4/15/35.............       113,061
                                            -------------
                                                  256,019
                                            -------------
           BROADCASTING - 0.19%
   140,000 Lenfest Communications, Inc.:
             7.63% due 2/15/08.............       161,240
    70,000 Liberty Media Corp.:
             5.70% due 5/15/13.............        73,176
    70,000 TCA Cable TV, Inc.:
             6.53% due 2/1/28..............        78,281
                                            -------------
                                                  312,697
                                            -------------
           BUILDING MATERIALS - 0.05%
    75,000 Masco Corp.:
             6.50% due 8/15/32.............        84,760
                                            -------------
           CHEMICAL - 0.15%
    56,000 ICI Wilmington, Inc.:
             7.05% due 9/15/07.............        62,351
   171,000 Monsanto Co.:
             4.00% due 5/15/08.............       176,813
                                            -------------
                                                  239,164
                                            -------------

   PAR                                             MARKET
  VALUE                                            VALUE
- -------------------------------------------------------------
          FINANCE COMPANIES - 1.21%
$ 870,000 Capital Auto Receivables Asset Trust,
           Series 2002-4 A4:
            2.64% due 3/17/08.................. $     888,461
  141,000 Ford Motor Credit Co.:
            5.80% due 1/12/09..................       138,950
          General Motors Acceptance Corp.:
  150,000   7.25% due 3/2/11...................       158,382
   70,000   6.88% due 8/28/12..................        72,493
  150,000   6.13% due 8/28/07..................       157,345
  140,000   5.13% due 5/9/08...................       139,509
          Household Finance Corp.:
  141,000   6.38% due 10/15/11.................       160,654
  120,000   3.38% due 2/21/06..................       124,540
  142,000 National Rural Utilities Cooperative
           Finance Corp.:
            3.88% due 2/15/08..................       148,470
                                                -------------
                                                    1,988,804
                                                -------------
          FINANCIAL SERVICES - 2.34%
  140,000 American Express Credit Corp.:
            3.00% due 5/16/08..................       140,834
          Bear Stearns Cos., Inc.:
  140,000   7.80% due 8/15/07..................       168,570
  140,000   7.63% due 12/7/09..................       172,661
   95,000 Capital One Bank:
            4.88% due 5/15/08..................        96,030
   69,000 CIT Group, Inc.:
            4.00% due 5/8/08...................        70,219
  258,000 Citigroup, Inc.:
            7.25% due 10/1/10..................       315,215
  141,000 Credit Suisse First Boston USA, Inc.:
            6.13% due 11/15/11.................       157,441
1,000,000 GE Capital Commercial Mtg. Corp.,
           Series 2002-1 A3:
            6.27% due 12/10/35.................     1,168,657
  140,000 General Electric Capital Corp.:
            3.67% due 12/4/06..................       141,518
  145,000 Goldman Sachs Group, Inc.:
            6.65% due 5/15/09..................       170,689
  140,000 John Deere Capital Corp.:
            3.90% due 1/15/08..................       145,490
  150,000 Lehman Brothers Holdings, Inc.:
            8.25% due 6/15/07..................       180,565

- -----------------------------------------------------------------------------

                                                                             7
May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


   PAR                                             MARKET
  VALUE                                            VALUE
- -------------------------------------------------------------
           FINANCIAL SERVICES - Continued
$  110,000 MBNA America Bank NA:
             5.38% due 1/15/08................. $     119,008
           Morgan Stanley:
   115,000   6.75% due 4/15/11.................       135,413
   139,000   4.25% due 5/15/10.................       144,112
   100,000 Principal Life Global Funding*:
             5.13% due 6/28/07.................       108,210
   150,000 Salomon Smith Barney Holdings, Inc.:
             5.88% due 3/15/06.................       165,247
   100,000 TIAA Global Mkts, Inc.*:
             4.13% due 11/15/07................       106,524
   140,000 Washington Mutual Finance Corp. :
             6.25% due 5/15/06.................       155,417
                                                -------------
                                                    3,861,820
                                                -------------
           FOODS - 0.14%
    85,000 Ahold Finance USA, Inc.:
             8.25% due 7/15/10.................        82,450
   138,000 Tyson Foods, Inc.:
             7.25% due 10/1/06.................       151,314
                                                -------------
                                                      233,764
                                                -------------
           HEALTHCARE - 0.07%
   103,000 HCA, Inc.:
             7.88% due 2/1/11..................       116,968
                                                -------------
           HOME BUILDERS - 0.10%
   168,000 Pulte Homes, Inc.:
             6.38% due 5/15/33.................       169,459
                                                -------------
           HOSPITAL SUPPLIES - 0.10%
   168,000 Johnson & Johnson:
             4.95% due 5/15/33.................       170,371
                                                -------------
           INSURANCE - 0.34%
    84,000 Allstate Corp.:
             5.35% due 6/1/33..................        83,602
   139,000 Chubb Corp.*:
             3.95% due 4/1/08..................       144,086
   115,000 Provident Companies, Inc.:
             6.38% due 7/15/05.................       118,370
    74,000 Royal & Sun Alliance, Inc.:
             8.95% due 10/15/29................        61,388

   PAR                                             MARKET
  VALUE                                            VALUE
- -------------------------------------------------------------
           INSURANCE - Continued
$  138,000 Zurich Capital Trust*:
             8.38% due 6/1/37.................. $     150,755
                                                -------------
                                                      558,201
                                                -------------
           METALS - 0.09%
   140,000 Falconbridge, Ltd.:
             5.38% due 6/1/15..................       139,669
                                                -------------
           MULTIMEDIA - 0.26%
    75,000 AOL Time Warner, Inc.:
             6.13% due 4/15/06.................        81,674
           News America, Inc.:
    60,000   7.30% due 4/30/28.................        69,668
    67,000   6.55% due 3/15/33*................        72,154
    84,000 Time Warner Entertainment Co. LP:
             8.38% due 3/15/23.................       107,349
           Time Warner, Inc.:
    56,000   9.15% due 2/1/23..................        71,138
    25,000   6.88% due 6/15/18.................        28,204
                                                -------------
                                                      430,187
                                                -------------
           OIL AND GAS - 0.59%
           Amerada Hess Corp.:
    85,000   7.13% due 3/15/33.................        97,793
    70,000   5.90% due 8/15/06.................        76,405
    75,000 ChevronTexaco Capital Co.:
             3.50% due 9/17/07.................        78,417
    70,000 Duke Capital Corp., Series A:
             6.25% due 7/15/05.................        72,800
    75,000 Marathon Oil Corp.:
             6.80% due 3/15/32.................        86,007
   150,000 Occidental Petroleum Corp.:
             6.50% due 4/1/05..................       162,227
    84,000 Pemex Project Funding Master Trust*:
             8.63% due 2/1/22..................        97,650
   110,000 Pennzoil Co.:
             10.25% due 11/1/05................       128,360
   150,000 USX Corp.:
             6.85% due 3/1/08..................       174,402
                                                -------------
                                                      974,061
                                                -------------

   PAR                                                   MARKET
  VALUE                                                  VALUE
- -------------------------------------------------------------------
           PAPER/FOREST PRODUCTS - 0.20%
$  140,000 International Paper Co.:
             7.50% due 5/15/04....................... $     147,133
   106,000 Sealed Air Corp.*:
             5.38% due 4/15/08.......................       111,374
    70,000 Weyerhaeuser Co.:
             5.50% due 3/15/05.......................        74,086
                                                      -------------
                                                            332,593
                                                      -------------
           POLLUTION CONTROL - 0.14%
    95,000 Republic Services, Inc.:
             7.13% due 5/15/09.......................       113,068
   103,000 Waste Management, Inc.:
             7.38% due 8/1/10........................       123,391
                                                      -------------
                                                            236,459
                                                      -------------
           RAILROADS & EQUIPMENT - 0.11%
   144,000 Burlington Northern Santa Fe Corp.:
             8.13% due 4/15/20.......................       184,440
                                                      -------------
           REAL ESTATE - 0.11%
   155,000 EOP Operating, LP:
             7.00% due 7/15/11.......................       181,748
                                                      -------------
           REAL ESTATE INVESTMENT TRUSTS - 0.10%
   145,000 Duke Realty, LP:
             5.25% due 1/15/10.......................       157,593
                                                      -------------
           RETAIL - 0.15%
   220,000 Safeway, Inc.:
             6.15% due 3/1/06........................       238,916
                                                      -------------
           TELECOMMUNICATIONS - 1.13%
   140,000 AT&T Broadband Corp.:
             8.38% due 3/15/13.......................       176,034
           AT&T Wireless Services, Inc.:
    84,000   8.75% due 3/1/31........................       108,369
    70,000   8.13% due 5/1/12........................        84,993
    95,000 Citizens Communications Co.:
             8.50% due 5/15/06.......................       110,170
           Deutsche Telekom International Finance BV:
   109,000   8.75% due 6/15/30.......................       141,011
    67,000   8.25% due 6/15/05.......................        74,658
   168,000 France Telecom SA:
             10.00% due 3/1/31.......................       230,792

- ------------------------------------------------------------------------------

8
                                                                   May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


   PAR                                                 MARKET
  VALUE                                                VALUE
- -----------------------------------------------------------------
           TELECOMMUNICATIONS - Continued
$   59,000 GTE Corp.:
             7.51% due 4/1/09...................... $      71,055
           Sprint Capital Corp.:
   146,000   8.75% due 3/15/32.....................       172,048
    70,000   6.38% due 5/1/09......................        73,698
    50,000 TELUS Corp.:
             8.00% due 6/1/11......................        57,313
    75,000 Verizon Global Funding Corp.:
             7.75% due 12/1/30.....................        95,447
    90,000 Verizon New York, Inc., Series A:
             7.38% due 4/1/32......................       112,680
    75,000 Verizon Wireless Capital, LLC :
             5.38% due 12/15/06....................        82,110
   140,000 Vodafone Airtouch, PLC:
             7.75% due 2/15/10.....................       173,051
    95,000 Vodafone Group, PLC:
             6.25% due 11/30/32....................       105,458
                                                    -------------
                                                        1,868,887
                                                    -------------
           UTILITIES - ELECTRIC - 1.35%
    69,000 American Electric Power, Inc., Series C:
             5.38% due 3/15/10.....................        73,686
   150,000 Appalachian Power Co.:
             4.80% due 6/15/05.....................       157,711
    77,000 Centerpoint Energy Houston
            Electric, LLC*:
             6.85% due 6/1/15......................        80,525
    70,000 Consumers Energy Corp.*:
             4.00% due 5/15/10.....................        70,044
   145,000 Dominion Resources, Inc.:
             7.63% due 7/15/05.....................       161,363
    75,000 Dominion Resources, Inc., Series E:
             6.75% due 12/15/32....................        85,808
    55,000 Duke Energy Corp.:
             4.50% due 4/1/10......................        58,145
   143,000 FirstEnergy Corp., Series A:
             5.50% due 11/15/06....................       153,536
   134,000 Florida Power Corp.:
             5.90% due 3/1/33......................       146,913
   141,000 FPL Group Capital, Inc.:
             3.25% due 4/11/06.....................       144,813
   150,000 Georgia Power Co., Series F:
             6.20% due 2/1/06......................       166,841

   PAR                                                  MARKET
  VALUE                                                 VALUE
- ------------------------------------------------------------------
           UTILITIES - ELECTRIC - Continued
$   70,000 Great Lakes Power, Inc.:
             8.30% due 3/1/05....................... $      74,346
   150,000 Niagara Mohawk Power Corp.:
             5.38% due 10/1/04......................       156,860
   140,000 NiSource Finance Corp.:
             7.63% due 11/15/05.....................       154,154
    75,000 Noranda Inc:
             7.00% due 7/15/05......................        79,537
    72,000 Ohio Power Co.*:
             6.60% due 2/15/33......................        83,551
   220,000 Pepco Holdings, Inc.:
             3.75% due 2/15/06......................       227,134
    70,000 TECO Energy, Inc.:
             7.00% due 5/1/12.......................        68,600
    70,000 Westar Energy, Inc.:
             7.88% due 5/1/07.......................        78,050
                                                     -------------
                                                         2,221,617
                                                     -------------
           UTILITIES - GAS, PIPELINE - 0.20%
   168,000 Enbridge Energy Partners, LP*:
             5.95% due 6/1/33.......................       170,075
    76,000 Reliant Energy Resources Corp., Series B:
             8.13% due 7/15/05......................        82,304
    70,000 Texas Gas Transmission Corp.*:
             4.60% due 6/1/15.......................        70,643
                                                     -------------
                                                           323,022
                                                     -------------
           TOTAL CORPORATE BONDS
           (Cost $16,444,455).......................    17,411,549
                                                     -------------
           FOREIGN GOVERNMENT BONDS - 0.32%
           Quebec Province Canada:
   168,000   7.50% due 7/15/23......................       223,931
   140,000   5.00% due 7/17/09......................       155,097
    70,000 Republic of Korea:
             4.25% due 6/1/13.......................        69,755
    75,000 United Mexican States:
             8.00% due 9/24/22......................        85,988
                                                     -------------
           TOTAL FOREIGN GOVERNMENT BONDS
           (Cost $496,597)..........................       534,771
                                                     -------------

   PAR                                            MARKET
  VALUE                                           VALUE
- ---------------------------------------------------------------
              UNITED STATES GOVERNMENT
              OBLIGATIONS - 23.57%
              GOVERNMENT AGENCIES - 17.08%
$  374,000    Federal Farm Credit Bks.:
                2.50% due 3/15/06............. $     381,946
              Federal Home Loan Bks.:
   370,000      5.25% due 8/15/06.............       408,636
   370,000      2.75% due 3/14/08.............       375,723
   370,000      1.88% due 6/15/06.............       370,728
              Federal Home Loan Mtg. Corp.:
   117,666      8.00% due 4/1/30..............       126,619
     3,346      8.00% due 7/1/30..............         3,604
   179,769      8.00% due 12/1/30.............       193,447
   775,000      7.50% due 6/1/33..............       823,922
 1,090,614      7.00% due 6/1/32..............     1,144,093
   702,000      6.25% due 7/15/32@............       859,457
   368,000      5.88% due 3/21/11.............       423,560
   368,000      2.88% due 9/26/05.............       369,946
   368,000      2.70% due 10/2/06.............       371,648
   368,000      2.50% due 4/21/06.............       371,989
   373,000      2.00% due 1/21/05.............       374,789
              Federal National Mtg. Assoc.:
   105,711      7.50% due 6/1/15..............       113,367
    39,880      7.50% due 11/1/15.............        42,768
   368,000      7.25% due 1/15/10.............       460,867
   914,067      7.00% due 9/1/31..............       962,902
   422,000      6.63% due 11/15/30............       535,748
   481,769      6.50% due 2/1/17..............       505,961
 1,999,999      6.50% due 8/1/31..............     2,084,415
 2,498,017      6.50% due 7/1/32/(1)/.........     2,603,409
   823,621      6.00% due 12/1/16.............       858,098
 1,750,000      6.00% due TBA.................     1,817,266
 2,300,000      5.50% due TBA.................     2,387,687
 2,800,000      5.50% due TBA.................     2,903,250
 1,700,000      5.00% due TBA.................     1,744,095
   535,000      4.75% due 3/15/04.............       549,935
   368,000      4.75% due 1/2/07..............       400,502
   736,000      2.50% due 5/12/06.............       744,436
   368,000      2.38% due 3/17/06.............       371,335
   368,000      2.38% due 4/13/06.............       371,537
              Government National Mtg. Assoc.:
 1,000,000      6.50% due 2/15/29.............     1,049,682
   500,000      6.50% due 4/15/31.............       524,271
    26,096      6.00% due 2/15/29.............        27,381

- -----------------------------------------------------------------------------

                                                                             9
May 31, 2003
         ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


   PAR                                           MARKET
  VALUE                                          VALUE
- --------------------------------------------------------------
              GOVERNMENT AGENCIES - Continued
$  304,991      6.00% due 4/15/29............ $     320,000
   153,577      6.00% due 6/15/29............       161,190
                                              -------------
                                                 28,140,209
                                              -------------
              GOVERNMENT OBLIGATIONS - 6.49%
              United States Treasury Bonds:
   100,000      9.38% due 2/15/06 /(1)/......       120,875
   927,000      7.13% due 2/15/23 /(1)/......     1,268,107
   690,000      6.88% due 8/15/25 /(1)/......       930,422
   927,000      6.25% due 8/15/23 /(1)/......     1,160,488
   200,000      5.38% due 2/15/31 /(1)/......       232,375
              United States Treasury Notes:
   944,000      7.00% due 7/15/06 /(1)/......     1,096,957
   954,000      6.88% due 5/15/06 /(1)/......     1,098,777
   835,000      6.00% due 8/15/09 /(1)/......       994,400
   368,000      4.88% due 2/15/12 /(1)/......       414,546
   368,000      4.38% due 8/15/12 /(1)/......       400,056
   292,000      3.88% due 2/15/13 /(1)/......       304,923
   927,000      3.50% due 11/15/06 /(1)/.....       981,099
 1,111,000      3.00% due 1/31/04 /(1)/......     1,124,758
    28,000      3.00% due 2/15/08 /(1)/......        29,011
   533,000      1.50% due 2/28/05 /(1)/......       535,457
                                              -------------
                                                 10,692,251
                                              -------------
              TOTAL UNITED STATES GOVERNMENT
              OBLIGATIONS
              (Cost $38,199,953).............    38,832,460
                                              -------------
              SHORT-TERM INVESTMENTS - 10.51%
              COMMERCIAL PAPER - 9.71%
 8,000,000    Snap-on, Inc.:
                1.31% due 6/2/03 @...........     7,999,709
 8,000,000    UBS Finance, Inc.:
                1.34% due 6/2/03 @...........     7,999,702
                                              -------------
                                                 15,999,411
                                              -------------
              U.S. TREASURY BILLS - 0.80%
              United States Treasury Bills:
    50,000      1.14% due 6/26/03 @..........        49,960
   400,000      1.06% due 7/3/03 @...........       399,623
   870,000      0.98% due 7/17/03 @..........       868,911
                                              -------------
                                                  1,318,494
                                              -------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost $17,317,905).............    17,317,905
                                              -------------

   PAR                                                 MARKET
  VALUE                                                VALUE
- -----------------------------------------------------------------
           REPURCHASE AGREEMENTS - 7.45%
$7,938,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/02/03
            in the amount of $7,938,767 and
            collateralized by Federal Home Loan
            Bank Bonds, bearing interest at 1.30%,
            due 04/07/04 and having an
            approximate value of $8,178,564 @...... $   7,938,000
 3,482,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/02/03
            in the amount of $3,482,337 and
            collateralized by Federal Home Loan
            Bank Bonds, bearing interest at 4.63%,
            due 08/13/04 and having an
            approximate value of $3,553,767 @......     3,482,000
   853,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/02/03
            in the amount of $853,082 and
            collateralized by Federal National Mtg.
            Assoc. Notes, bearing interest at
            2.00%, due 06/28/05 and having an
            approximate value of $873,166 @........       853,000
                                                    -------------
           TOTAL REPURCHASE AGREEMENTS
           (Cost $12,273,000)......................    12,273,000
                                                    -------------
           TOTAL INVESTMENTS
           (Cost $163,942,149) - 105.42%...........   173,693,170
           Liabilities in excess of other assets,
            net - (5.42)%..........................   (8,936,165)
                                                    -------------
           NET ASSETS - 100%....................... $ 164,757,005
                                                    -------------
           ADR - American Depository Receipt
           TBA - Securities purchased on a forward
            commitment basis with an appropriate
            principal amount and no definitive
            maturity date. The actual principal and
            maturity date will be determined upon
            settlement date.
           + Non-income producing.
           # Security represents an investment in an affiliated
             company.

  @The security or portion thereof represents collateral for open futures contracts.
  * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, the aggregate value of these securities was $1,265,591 representing .77% of net assets.
  /(1)/ The security or a portion thereof represents collateral for TBAs.

Open Futures Contracts

                                                  Value as of
     Number of             Expiration  Value at     May 31,    Unrealized
     Contracts Description    Date    Trade Date     2003     Appreciation
     ---------------------------------------------------------------------
      85 Long    S&P 500      June
                   Index      2003    $19,415,852 $20,470,125  $1,054,273
                                                               ==========

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

10
                BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ---------------------------------------------------------------
          COMMON STOCK - 98.05%
          ADVERTISING - 0.59%
    2,000 Omnicom Group, Inc........................ $  139,620
                                                     ----------
          AEROSPACE/DEFENSE - 0.11%
      400 General Dynamics Corp.....................     26,728
                                                     ----------
          AUTOMOTIVE - 1.49%
    5,300 Danaher Corp..............................    354,676
                                                     ----------
          BANKS - 6.72%
    5,200 Bank of America Corp......................    385,840
    5,000 Bank of New York Co., Inc.................    144,700
    8,700 Mellon Financial Corp.....................    236,379
    3,300 Northern Trust Corp.......................    125,928
    6,400 State Street Bank & Trust Co..............    245,184
    8,700 U.S. Bancorp..............................    206,190
    5,200 Wells Fargo & Co..........................    251,160
                                                     ----------
                                                      1,595,381
                                                     ----------
          BEVERAGES - 2.04%
    5,900 Coca-Cola Bottling Co.....................    268,863
    4,860 PepsiCo, Inc..............................    214,812
                                                     ----------
                                                        483,675
                                                     ----------
          BROADCASTING - 3.88%
    9,000 Clear Channel Communications, Inc. +......    366,300
    8,700 Comcast Corp., Class A Special +..........    250,734
   13,236 Liberty Media Corp., Series A +...........    154,861
    5,000 Univision Communications, Inc.,
           Class A +/(1)/...........................    149,250
                                                     ----------
                                                        921,145
                                                     ----------
          COMMERCIAL SERVICES - 1.80%
    5,500 Accenture, Ltd., Class A +................     96,360
    5,900 Cendant Corp. +...........................     99,120
    4,600 Concord EFS, Inc. +.......................     69,552
    2,100 United Parcel Service, Inc., Class B......    131,103
      700 Weight Watchers International, Inc. +/(1)/     29,806
                                                     ----------
                                                        425,941
                                                     ----------
          CONGLOMERATES - 3.38%
      200 3M Co.....................................     25,294
   15,300 General Electric Co.......................    439,110
   19,100 Tyco International, Ltd...................    338,070
                                                     ----------
                                                        802,474
                                                     ----------

 NUMBER                                 MARKET
OF SHARES                               VALUE
- ------------------------------------------------
          DRUGS - 10.13%
    5,900 Abbott Laboratories........ $  262,845
      300 Allergan, Inc..............     21,633
    5,100 Amgen, Inc. +..............    330,021
    4,300 Biovail Corp. +/(1)/.......    200,552
    1,700 Eli Lilly and Co...........    101,609
    3,200 Forest Laboratories, Inc. +    161,600
    3,900 MedImmune, Inc. +..........    138,255
   30,380 Pfizer, Inc................    942,388
    5,600 Wyeth......................    245,560
                                      ----------
                                       2,404,463
                                      ----------
          FINANCE COMPANIES - 0.76%
    1,500 SLM Corp...................    180,000
                                      ----------
          FINANCIAL SERVICES - 10.78%
    1,800 American Express Co........     74,988
    9,400 Charles Schwab Corp........     91,180
   23,566 Citigroup, Inc.............    966,677
    4,000 Fannie Mae.................    296,000
    1,200 Franklin Resources, Inc....     44,844
    3,800 Freddie Mac................    227,278
    2,600 Goldman Sachs Group, Inc...    211,900
    1,500 Legg Mason, Inc............     96,915
    5,700 Merrill Lynch & Co., Inc...    246,810
    4,600 Morgan Stanley.............    210,450
    3,000 Paychex, Inc...............     91,560
                                      ----------
                                       2,558,602
                                      ----------
          FOODS - 0.81%
      400 Campbell Soup Co...........      9,980
    1,700 General Mills, Inc.........     79,526
    3,300 Sysco Corp.................    102,102
                                      ----------
                                         191,608
                                      ----------
          HOSPITAL MANAGEMENT - 0.26%
    1,900 HCA, Inc...................     62,700
                                      ----------
          HOSPITAL SUPPLIES - 3.79%
      600 AmerisourceBergen Corp.....     37,614
      400 Biomet, Inc................     11,000
    2,700 Boston Scientific Corp. +..    140,670
    1,750 Cardinal Health, Inc.......    100,993
    6,700 Johnson & Johnson..........    364,145
    2,800 Medtronic, Inc.............    136,444

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- ------------------------------------------------------------
          HOSPITAL SUPPLIES - Continued
    1,200 St. Jude Medical, Inc. +............... $   67,320
      600 Stryker Corp...........................     40,404
                                                  ----------
                                                     898,590
                                                  ----------
          HOUSEHOLD PRODUCTS - 1.41%
    1,900 Colgate-Palmolive Co...................    113,278
    1,900 Estee Lauder Cos., Inc., Class A.......     63,308
    2,000 Gillette Co............................     67,220
    1,000 Procter & Gamble Co....................     91,820
                                                  ----------
                                                     335,626
                                                  ----------
          INFORMATION PROCESSING -
          HARDWARE - 2.02%
    9,300 Dell Computer Corp. +..................    290,997
    1,200 International Business Machines Corp...    105,648
    1,100 Lexmark International, Inc., Class A +.     81,840
                                                  ----------
                                                     478,485
                                                  ----------
          INFORMATION PROCESSING -
          SERVICES - 5.42%
    5,100 Affiliated Computer Services, Inc.,
           Class A +.............................    236,334
      100 eBay, Inc. +...........................     10,171
   14,800 First Data Corp........................    613,016
    3,300 Fiserv, Inc. +/(1)/....................    109,197
    2,000 SunGard Data Systems, Inc. +...........     46,000
    2,100 Symantec Corp. +.......................     94,962
    5,900 Yahoo!, Inc. +.........................    176,115
                                                  ----------
                                                   1,285,795
                                                  ----------
          INFORMATION PROCESSING -
          SOFTWARE - 4.11%
    2,400 Adobe Systems, Inc.....................     84,696
      900 ChoicePoint, Inc. +....................     33,921
    2,400 Intuit, Inc. +.........................    110,616
   29,200 Microsoft Corp.........................    718,612
    1,000 Veritas Software Corp. +...............     27,750
                                                  ----------
                                                     975,595
                                                  ----------
          INSURANCE - 8.68%
    2,200 AMBAC Financial Group, Inc.............    146,762
    3,000 American International Group, Inc. #...    173,640
    2,500 Hartford Financial Services Group, Inc.    116,600
    6,400 Marsh & McLennan Cos., Inc.............    320,832

- -----------------------------------------------------------------------------

                                                                             11
May 31, 2003
         BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ---------------------------------------------------------------
          INSURANCE - Continued
    1,600 Progressive Corp.......................... $  115,200
   10,810 Travelers Property Casualty Corp.,
           Class A +................................    176,527
    7,600 UnitedHealth Group, Inc...................    729,144
    3,300 Wellpoint Health Networks, Inc., Class A +    281,622
                                                     ----------
                                                      2,060,327
                                                     ----------
          LEISURE AND TOURISM - 3.02%
    4,400 Carnival Corp.............................    134,640
    3,100 Harley-Davidson, Inc......................    130,696
      400 International Game Technology +...........     35,216
      400 MGM Mirage, Inc. +........................     11,300
    3,900 Starbucks Corp. +.........................     96,100
    8,000 USA Interactive +/(1)/....................    307,600
                                                     ----------
                                                        715,552
                                                     ----------
          MACHINERY - 0.24%
    1,300 Deere & Co................................     56,771
                                                     ----------
          METALS - 0.04%
      400 Alcoa, Inc................................      9,844
                                                     ----------
          MULTIMEDIA - 3.64%
   10,600 AOL Time Warner, Inc. +...................    161,332
    1,300 E.W. Scripps Co., Class A.................    114,491
   11,028 Viacom, Inc., Class B +...................    501,995
    4,400 Walt Disney Co............................     86,460
                                                     ----------
                                                        864,278
                                                     ----------
          OIL AND GAS - 3.98%
    6,800 Baker Hughes, Inc.........................    224,740
    3,800 BJ Services Co. +/(1)/....................    154,698
    3,900 Exxon Mobil Corp..........................    141,960
    5,400 Schlumberger, Ltd.........................    262,548
    3,900 Smith International, Inc. +/(1)/..........    159,471
                                                     ----------
                                                        943,417
                                                     ----------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          RETAIL - 5.26%
    2,550 Best Buy Co., Inc. +.................. $    98,685
   12,300 Home Depot, Inc.......................     399,627
    3,700 Kohl's Corp. +........................     193,695
    7,600 Target Corp...........................     278,388
    5,100 Wal-Mart Stores, Inc..................     268,311
      300 Walgreen Co...........................       9,237
                                                 -----------
                                                   1,247,943
                                                 -----------
          SCHOOLS - 1.26%
    5,100 Apollo Group, Inc., Class A +.........     297,942
                                                 -----------
          SEMICONDUCTORS - 4.79%
    8,000 Analog Devices, Inc. +................     308,400
    7,900 Applied Materials, Inc. +.............     122,924
    5,500 Intel Corp............................     114,620
    1,400 KLA-Tencor Corp. +/(1)/...............      64,722
    7,700 Maxim Integrated Products, Inc........     301,917
    2,000 QLogic Corp. +/(1)/...................     100,180
    5,300 Texas Instruments, Inc................     108,650
      500 Xilinx, Inc. +........................      14,935
                                                 -----------
                                                   1,136,348
                                                 -----------
          TELECOMMUNICATIONS - 6.33%
   27,200 Cisco Systems, Inc. +.................     442,816
    6,000 EchoStar Communications Corp.,
           Class A +............................     201,480
   12,800 Nextel Communications, Inc., Class A +     191,872
    5,900 Nokia Corp. ADR.......................     106,436
    2,000 QUALCOMM, Inc. +......................      67,160
   22,500 Vodafone Group, PLC ADR /(1)/.........     492,975
                                                 -----------
                                                   1,502,739
                                                 -----------
          THERAPEUTICS - 0.89%
    4,000 Gilead Sciences, Inc. +...............     211,039
                                                 -----------
          TOBACCO - 0.42%
    2,400 Altria Group, Inc.....................      99,120
                                                 -----------
          TOTAL COMMON STOCK
          (Cost $22,985,141)....................  23,266,424
                                                 -----------

  PAR                                                        MARKET
 VALUE                                                       VALUE
- ----------------------------------------------------------------------
         SHORT-TERM INVESTMENTS - 5.89%
         COLLECTIVE INVESTMENT POOL - 2.75%
$651,612 Securities Lending Quality Trust /(2)/........... $   651,612
                                                           -----------
         REGISTERED INVESTMENT
         COMPANIES - 3.14%
 745,228 T. Rowe Price Reserve Investment Fund............     745,228
                                                           -----------
         TOTAL SHORT-TERM INVESTMENTS
         (Cost $1,396,840)................................   1,396,840
                                                           -----------
         TOTAL INVESTMENTS
         (Cost $24,381,981) - 103.94%.....................  24,663,264
         Liabilities in excess of other assets,
          net - (3.94)%...................................   (935,137)
                                                           -----------
         NET ASSETS - 100%................................ $23,728,127
                                                           -----------
         + Non-Income producing.
         # Security represents an investment in an
           affiliated company.
         ADR - American Depository Receipt
         /(1)/ The security or a portion thereof is out on
          loan (see Note 2).
         /(2)/ The security is purchased with the cash
          collateral received from securities loaned
          (see Note 2).

         See Notes to Financial Statements.

- ------------------------------------------------------------------------------

12
              CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


  PAR                                       MARKET
 VALUE                                      VALUE
- -----------------------------------------------------
         CORPORATE BONDS - 29.52%
         AEROSPACE/DEFENSE - 0.41%
$219,000 General Dynamics Corp.:
           4.25% due 5/15/13............. $   223,452
 125,000 Raytheon Co.:
           7.38% due 7/15/25.............     141,882
                                          -----------
                                              365,334
                                          -----------
         AUTOMOTIVE - 0.25%
 128,000 Ford Motor Co.:
           6.63% due 10/1/28.............     108,635
 127,000 General Motors Corp. /(2)/:
           6.75% due 5/1/28..............     116,317
                                          -----------
                                              224,952
                                          -----------
         BANKS - 2.83%
 214,000 Bank of America Corp.:
           7.13% due 3/1/09..............     257,046
 120,000 BankBoston NA:
           6.38% due 3/25/08.............     137,591
 110,000 Corporacion Andina De Fomento:
           5.20% due 5/21/13.............     111,794
 200,000 European Investment Bank /(2)/:
           4.00% due 3/15/05.............     209,417
 100,000 Fleet Financial Group, Inc.:
           6.88% due 1/15/28.............     118,624
 225,000 Inter-American Development Bank:
           7.00% due 6/16/03.............     225,440
 218,000 JP Morgan Chase & Co.:
           5.25% due 5/1/15..............     226,484
 200,000 Key Bank NA:
           4.10% due 6/30/05.............     209,480
 219,000 National City Bank:
           2.50% due 4/17/06.............     222,023
 225,000 PNC Bank NA:
           7.88% due 4/15/05.............     247,158
 200,000 PNC Funding Corp.:
           7.50% due 11/1/09.............     245,551
 255,000 Wachovia Corp.:
           7.50% due 4/15/35.............     334,457
                                          -----------
                                            2,545,065
                                          -----------

  PAR                                            MARKET
 VALUE                                           VALUE
- ----------------------------------------------------------
         BEVERAGES - 0.44%
$214,000 Diageo Capital, PLC:
           3.38% due 3/20/08.................. $   220,094
 127,000 Diageo, PLC:
           7.45% due 4/15/35..................     170,937
                                               -----------
                                                   391,031
                                               -----------
         BROADCASTING - 0.54%
 219,000 Lenfest Communications, Inc.:
           7.63% due 2/15/08..................     252,226
 109,000 Liberty Media Corp.:
           5.70% due 5/15/13..................     113,946
 110,000 TCA Cable TV, Inc.:
           6.53% due 2/1/28...................     123,012
                                               -----------
                                                   489,184
                                               -----------
         BUILDING MATERIALS - 0.13%
 100,000 Masco Corp.:
           6.50% due 8/15/32..................     113,014
                                               -----------
         CHEMICAL - 0.33%
  86,000 ICI Wilmington, Inc.:
           7.05% due 9/15/07..................      95,753
 192,000 Monsanto Co.:
           4.00% due 5/15/08..................     198,527
                                               -----------
                                                   294,280
                                               -----------
         FINANCE COMPANIES - 3.40%
 800,000 Capital Auto Receivables Asset Trust,
          Series 2002-4 A4:
           2.64% due 3/17/08..................     816,976
 298,000 Ford Motor Credit Co.:
           5.80% due 1/12/09..................     293,668
         General Motors Acceptance Corp.:
 200,000   7.25% due 3/2/11...................     211,176
 109,000   6.88% due 8/28/12..................     112,881
 240,000   6.13% due 8/28/07..................     251,753
 219,000   5.13% due 5/9/08...................     218,232
 500,000 Honda Auto Receivables Owners Trust,
          Series 2002-4 A4:
           2.70% due 3/17/08..................     511,049
         Household Finance Corp.:
 218,000   6.38% due 10/15/11.................     248,387
 160,000   3.38% due 2/21/06..................     166,053

   PAR                                                  MARKET
  VALUE                                                 VALUE
- -----------------------------------------------------------------
           FINANCE COMPANIES - Continued
$  211,000 National Rural Utilities Cooperative
            Finance Corp.:
             3.88% due 2/15/08....................... $   220,613
                                                      -----------
                                                        3,050,788
                                                      -----------
           FINANCIAL SERVICES - 6.44%
   219,000 American Express Credit Corp.:
             3.00% due 5/16/08.......................     220,305
   250,000 Bear Stearns Commercial Mtg. Securities:
             6.02% due 2/14/31.......................     286,366
           Bear Stearns Cos., Inc.:
   213,000   7.80% due 8/15/07.......................     256,467
   225,000   7.63% due 12/7/09.......................     277,491
   106,000 Capital One Bank:
             4.88% due 5/15/08.......................     107,150
   107,000 CIT Group, Inc.:
             4.00% due 5/8/08........................     108,891
   403,000 Citigroup, Inc.:
             7.25% due 10/1/10.......................     492,370
   220,000 Credit Suisse First Boston USA, Inc.:
             6.13% due 11/15/11......................     245,653
   500,000 DLJ Commercial Mtg. Corp.:
             7.34% due 10/10/32......................     606,388
 1,000,000 GE Capital Commercial Mtg. Corp.,
            Series 2002-1 A3:
             6.27% due 12/10/35......................   1,168,657
   219,000 General Electric Capital Corp.:
             3.67% due 12/4/06.......................     221,374
   225,000 Goldman Sachs Group, Inc.:
             6.65% due 5/15/09.......................     264,862
   225,000 John Deere Capital Corp.:
             3.90% due 1/15/08.......................     233,823
   200,000 Lehman Brothers Holdings, Inc.:
             8.25% due 6/15/07.......................     240,753
   112,000 MBNA America Bank NA:
             5.38% due 1/15/08.......................     121,172
   214,000 Morgan Stanley:
             4.25% due 5/15/10.......................     221,870
   100,000 Principal Life Global Funding*:
             5.13% due 6/28/07.......................     108,210
   200,000 Salomon Smith Barney Holdings, Inc. /(2)/:
             5.88% due 3/15/06.......................     220,329
   100,000 TIAA Global Mkts, Inc.*:
             4.13% due 11/15/07......................     106,524

- ------------------------------------------------------------------------------

                                                                             13
May 31, 2003
        CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


  PAR                                       MARKET
 VALUE                                      VALUE
- -----------------------------------------------------
         FINANCIAL SERVICES - Continued
$250,000 Washington Mutual Finance Corp.:
           6.25% due 5/15/06............. $   277,530
                                          -----------
                                            5,786,185
                                          -----------
         FOODS - 0.45%
 112,000 Ahold Finance USA, Inc. /(2)/:
           8.25% due 7/15/10.............     108,640
 270,000 Tyson Foods, Inc.:
           7.25% due 10/1/06.............     296,050
                                          -----------
                                              404,690
                                          -----------
         HEALTHCARE - 0.20%
 161,000 HCA, Inc.:
           7.88% due 2/1/11..............     182,833
                                          -----------
         HOME BUILDERS - 0.29%
 255,000 Pulte Homes, Inc.:
           6.38% due 5/15/33.............     257,215
                                          -----------
         HOSPITAL SUPPLIES - 0.29%
 255,000 Johnson & Johnson:
           4.95% due 5/15/33.............     258,599
                                          -----------
         INFORMATION PROCESSING -
         SERVICES - 0.13%
 100,000 Computer Sciences Corp. /(2)/:
           6.75% due 6/15/06.............     112,791
                                          -----------
         INSURANCE - 1.40%
 500,000 Ace INA Holdings, Inc.:
           8.20% due 8/15/04.............     535,017
 127,000 Allstate Corp.:
           5.35% due 6/1/33..............     126,398
 214,000 Chubb Corp.*:
           3.95% due 4/1/08..............     221,830
 127,000 Provident Companies, Inc.:
           6.38% due 7/15/05.............     130,722
 112,000 Royal & Sun Alliance, Inc.:
           8.95% due 10/15/29............      92,912
 140,000 Zurich Capital Trust*:
           8.38% due 6/1/37..............     152,940
                                          -----------
                                            1,259,819
                                          -----------
         METALS - 0.24%
 219,000 Falconbridge, Ltd.:
           5.38% due 6/1/15..............     218,482
                                          -----------

  PAR                                           MARKET
 VALUE                                          VALUE
- ---------------------------------------------------------
         MULTIMEDIA - 0.70%
$100,000 AOL Time Warner, Inc.:
           6.13% due 4/15/06................. $   108,898
         News America, Inc.:
  85,000   7.30% due 4/30/28.................      98,696
 102,000   6.55% due 3/15/33*................     109,846
 127,000 Time Warner Entertainment Co. LP:
           8.38% due 3/15/23.................     162,302
         Time Warner, Inc.:
  75,000   9.15% due 2/1/23..................      95,274
  49,000   6.88% due 6/15/18.................      55,280
                                              -----------
                                                  630,296
                                              -----------
         OIL AND GAS - 1.63%
         Amerada Hess Corp.:
 127,000   7.13% due 3/15/33.................     146,114
 109,000   5.90% due 8/15/06.................     118,973
 110,000 Duke Capital Corp., Series A:
           6.25% due 7/15/05.................     114,400
 100,000 Marathon Oil Corp.:
           6.80% due 3/15/32.................     114,677
 200,000 Occidental Petroleum Corp.:
           6.50% due 4/1/05..................     216,303
         Pemex Project Funding Master Trust*:
 128,000   8.63% due 2/1/22..................     148,800
 210,000   6.13% due 8/15/08.................     224,700
 130,000 Pennzoil Co.:
           10.25% due 11/1/05................     151,698
 200,000 USX Corp.:
           6.85% due 3/1/08..................     232,536
                                              -----------
                                                1,468,201
                                              -----------
         PAPER/FOREST PRODUCTS - 0.55%
 200,000 International Paper Co.:
           7.50% due 5/15/04.................     210,190
 164,000 Sealed Air Corp.*:
           5.38% due 4/15/08.................     172,315
 106,000 Weyerhaeuser Co.:
           5.50% due 3/15/05.................     112,187
                                              -----------
                                                  494,692
                                              -----------
         POLLUTION CONTROL - 0.22%
 161,000 Waste Management, Inc.:
           7.38% due 8/1/10..................     192,874
                                              -----------

  PAR                                                 MARKET
 VALUE                                                VALUE
- ---------------------------------------------------------------
         RAILROADS & EQUIPMENT - 0.29%
$202,000 Burlington Northern Santa Fe Corp.:
           8.13% due 4/15/20....................... $   258,728
                                                    -----------
         REAL ESTATE - 0.26%
 200,000 EOP Operating, LP:
           7.00% due 7/15/11.......................     234,513
                                                    -----------
         REAL ESTATE INVESTMENT TRUSTS - 0.27%
 225,000 Duke Realty, LP:
           5.25% due 1/15/10.......................     244,541
                                                    -----------
         RETAIL - 0.37%
 310,000 Safeway, Inc.:
           6.15% due 3/1/06........................     336,655
                                                    -----------
         SAVINGS & LOAN - 0.12%
 100,000 Washington Mutual Bank FA:
           5.50% due 1/15/13.......................     110,384
                                                    -----------
         TELECOMMUNICATIONS - 2.99%
 219,000 AT&T Broadband Corp.:
           8.38% due 3/15/13.......................     275,368
         AT&T Wireless Services, Inc.:
 127,000   8.75% due 3/1/31........................     163,843
  95,000   8.13% due 5/1/12........................     115,347
 125,000 Citizens Communications Co.:
           8.50% due 5/15/06.......................     144,961
         Deutsche Telekom International Finance BV:
 186,000   8.25% due 6/15/30.......................     240,625
 101,000   7.75% due 6/15/05.......................     112,545
 255,000 France Telecom SA /(1)/:
           8.50% due 3/1/31........................     350,309
  90,000 GTE Corp.:
           7.51% due 4/1/09........................     108,389
         Sprint Capital Corp.:
 126,000   8.75% due 3/15/32.......................     148,480
 107,000   6.38% due 5/1/09........................     112,653
  50,000 TELUS Corp.:
           8.00% due 6/1/11........................      57,313
 140,000 Verizon Global Funding Corp.:
           7.75% due 12/1/30.......................     178,168
 125,000 Verizon New York, Inc., Series A:
           7.38% due 4/1/32........................     156,500
 100,000 Verizon Wireless Capital, LLC :
           5.38% due 12/15/06......................     109,479

- -----------------------------------------------------------------------------

14
        CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


  PAR                                                 MARKET
 VALUE                                                VALUE
- ---------------------------------------------------------------
         TELECOMMUNICATIONS - Continued
$225,000 Vodafone Airtouch, PLC:
           7.75% due 2/15/10....................... $   278,118
 125,000 Vodafone Group, PLC:
           6.25% due 11/30/32......................     138,760
                                                    -----------
                                                      2,690,858
                                                    -----------
         UTILITIES - ELECTRIC - 3.80%
 107,000 American Electric Power, Inc., Series C:
           5.38% due 3/15/10.......................     114,266
 200,000 Appalachian Power Co.:
           4.80% due 6/15/05.......................     210,281
 200,000 Arizona Public Service Co.:
           6.50% due 3/1/12........................     231,052
 119,000 Centerpoint Energy Houston Electric, LLC*:
           6.85% due 6/1/15........................     124,448
 110,000 Consumers Energy Corp. Series E*:
           4.00% due 5/15/10.......................     110,069
 200,000 Dominion Resources, Inc.:
           7.63% due 7/15/05.......................     222,570
 125,000 Dominion Resources, Inc., Series E:
           6.75% due 12/15/32......................     143,013
  84,000 Duke Energy Corp.:
           4.50% due 4/1/10........................      88,804
 211,000 FirstEnergy Corp., Series A:
           5.50% due 11/15/06......................     226,545
 202,000 Florida Power Corp.:
           5.90% due 3/1/33........................     221,466
 218,000 FPL Group Capital, Inc.:
           3.25% due 4/11/06.......................     223,896
 200,000 Georgia Power Co., Series F:
           6.20% due 2/1/06........................     222,455
 110,000 Great Lakes Power, Inc.:
           8.30% due 3/1/05........................     116,829
 200,000 Niagara Mohawk Power Corp.:
           5.38% due 10/1/04.......................     209,147
 225,000 NiSource Finance Corp.:
           7.63% due 11/15/05......................     247,748
 117,000 Noranda Inc:
           7.00% due 7/15/05.......................     124,077
 101,000 Ohio Power Co.*:
           6.60% due 2/15/33.......................     117,203
 225,000 Pepco Holdings, Inc.:
           3.75% due 2/15/06.......................     232,296

   PAR                                                 MARKET
  VALUE                                                VALUE
- ----------------------------------------------------------------
           UTILITIES - ELECTRIC - Continued
$  109,000 TECO Energy, Inc. /(2)/:
             7.00% due 5/1/12....................... $   106,820
   110,000 Westar Energy, Inc.:
             7.88% due 5/1/07.......................     122,650
                                                     -----------
                                                       3,415,635
                                                     -----------
           UTILITIES - GAS, PIPELINE - 0.55%
   255,000 Enbridge Energy Partners, LP*:
             5.95% due 6/1/33.......................     258,150
   117,000 Reliant Energy Resources Corp., Series B:
             8.13% due 7/15/05......................     126,705
   110,000 Texas Gas Transmission Corp.*:
             4.60% due 6/1/15.......................     111,009
                                                     -----------
                                                         495,864
                                                     -----------
           TOTAL CORPORATE BONDS
           (Cost $25,002,974).......................  26,527,503
                                                     -----------
           FOREIGN GOVERNMENT BONDS - 0.91%
           Quebec Province Canada:
   255,000   7.50% due 7/15/23......................     339,896
   225,000   5.00% due 7/17/09......................     249,263
   110,000 Republic of Korea:
             4.25% due 6/1/13.......................     109,615
   118,000 United Mexican States:
             4.63% due 10/8/08......................     121,422
                                                     -----------
                                                         820,196
                                                     -----------
           TOTAL FOREIGN GOVERNMENT BONDS
           (Cost $775,723)..........................     820,196
                                                     -----------
           UNITED STATES GOVERNMENT
           OBLIGATIONS - 68.61%
           GOVERNMENT AGENCIES - 47.66%
           Federal Farm Credit Bks.:
 1,000,000   3.88% due 12/15/04.....................   1,038,561
   672,000   2.50% due 3/15/06......................     686,277
           Federal Home Loan Bks.:
   660,000   5.25% due 8/15/06......................     728,918
   660,000   2.75% due 3/14/08......................     670,209
   660,000   1.88% due 6/15/06......................     661,299
           Federal Home Loan Mtg. Corp.:
    44,469   8.00% due 1/1/29.......................      47,974
   150,458   8.00% due 12/1/29......................     162,059
    99,085   8.00% due 12/1/30......................     106,624

   PAR                                        MARKET
  VALUE                                       VALUE
- -------------------------------------------------------
           GOVERNMENT AGENCIES - Continued
$    2,041   8.00% due 1/1/31.............. $     2,197
   225,688   7.50% due 12/1/30.............     239,921
 1,200,000   7.50% due TBA.................   1,275,750
   390,455   7.00% due 11/1/16.............     416,043
   975,000   6.25% due 7/15/32.............   1,193,691
 4,500,000   6.00% due TBA.................   4,663,125
   660,000   5.88% due 3/21/11.............     759,645
 3,250,000   5.50% due TBA.................   3,364,764
   660,000   2.88% due 9/26/05.............     663,491
   660,000   2.70% due 10/2/06.............     666,543
   660,000   2.50% due 4/21/06.............     667,154
   670,000   2.00% due 1/21/05.............     673,213
           Federal National Mtg. Assoc.:
    48,880   7.50% due 11/1/14.............      52,448
     8,190   7.50% due 8/1/15..............       8,783
   660,000   7.25% due 1/15/10.............     826,556
 2,830,266   7.00% due 9/1/31..............   2,981,476
   675,000   6.63% due 11/15/30............     856,943
   655,200   6.50% due 3/1/17..............     688,146
 3,499,998   6.50% due 8/1/31..............   3,647,726
 2,997,620   6.50% due 7/1/32..............   3,124,091
   426,011   6.00% due 12/1/16.............     443,844
 3,400,000   5.50% due TBA.................   3,525,375
 2,000,000   5.00% due TBA.................   2,051,876
   660,000   4.75% due 1/2/07..............     718,291
 1,320,000   2.50% due 5/12/06.............   1,335,130
   660,000   2.38% due 3/17/06.............     665,982
   660,000   2.38% due 4/13/06.............     666,344
           Government National Mtg. Assoc.:
   999,999   6.50% due 7/15/32.............   1,048,434
 1,000,000   6.50% due 9/15/32.............   1,048,434
   221,123   6.00% due 3/15/29.............     232,004
   209,021   6.00% due 4/15/29.............     219,306
                                            -----------
                                             42,828,647
                                            -----------
           GOVERNMENT OBLIGATIONS - 20.95%
           United States Treasury Bonds:
   157,000   9.38% due 2/15/06 /(4)/.......     189,774
 1,592,000   7.13% due 2/15/23 /(4)/.......   2,177,807
 1,184,000   6.88% due 8/15/25 /(4)/.......   1,596,551
 1,591,000   6.25% due 8/15/23 /(4)/.......   1,991,733
   313,000   5.38% due 2/15/31 /(4)/.......     363,667

- ------------------------------------------------------------------------------

                                                                             15
May 31, 2003
        CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS - CONTINUED


   PAR                                                 MARKET
  VALUE                                                VALUE
- -----------------------------------------------------------------
           GOVERNMENT OBLIGATIONS - Continued
           United States Treasury Notes:
$1,622,000   7.00% due 7/15/06 /(4)/............... $   1,884,814
 1,640,000   6.88% due 5/15/06/ (4)/...............     1,888,883
 2,120,000   6.00% due 8/15/09 /(4)/...............     2,524,704
   660,000   4.88% due 2/15/12 /(4)/...............       743,479
   660,000   4.38% due 8/15/12 /(4)/...............       717,492
   240,000   3.88% due 2/15/13 /(4)/...............       250,622
 1,567,000   3.50% due 11/15/06 /(4)/..............     1,658,448
 1,502,000   3.00% due 1/31/04 /(4)/...............     1,520,599
    45,000   3.00% due 2/15/08 /(4)/...............        46,624
 1,269,000   1.50% due 2/28/05 /(4)/...............     1,274,849
                                                    -------------
                                                       18,830,046
                                                    -------------
           TOTAL UNITED STATES GOVERNMENT
           OBLIGATIONS
           (Cost $60,708,655)......................    61,658,693
                                                    -------------
           SHORT-TERM INVESTMENTS - 11.31%
           COLLECTIVE INVESTMENT POOL - .85%
   760,640 Securities Lending Quality Trust /(3)/..       760,640
                                                    -------------
           COMMERCIAL PAPER - 10.46%
 5,000,000 Emerson Electric Co.:
             1.21% due 6/10/03.....................     4,998,488
 4,400,000 UBS Finance, Inc.:
             1.34% due 6/2/03......................     4,399,836
                                                    -------------
                                                        9,398,324
                                                    -------------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $10,158,964 ).....................    10,158,964
                                                    -------------
           REPURCHASE AGREEMENT - 6.28%
 5,643,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/02/03
            in the amount of $5,643,545 and
            collateralized by Federal Home Loan
            Bank Corp. Notes, bearing interest at
            2.38%, due 10/01/04 and having an
            approximate value of $5,815,527
            (Cost $5,643,000)......................     5,643,000
                                                    -------------
           TOTAL INVESTMENTS
           (Cost $102,289,316) - 116.63%...........   104,808,356
           Liabilities in excess of other assets,
            net - (16.63)%.........................  (14,942,746)
                                                    -------------
           NET ASSETS - 100%.......................    89,865,610
                                                    -------------

  TBA - Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date.
     The actual principal and maturity date will be determined upon settlement date.
  * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, the aggregate value of these securities was $1,966,044, representing 2.19% of net assets.
  /(1)/ Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each downgrade or upgrade. The rate reflected is as of May 31, 2003.
  /(2)/ The security or a portion thereof is out on loan (see Note 2). /(3)/ The security is purchased with the cash collateral received from securities loaned (see Note 2).
  /(4)/ The security or a portion thereof represents collateral for TBAs.

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

16
                  CORE EQUITY FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


 NUMBER                                      MARKET
OF SHARES                                    VALUE
- ------------------------------------------------------
          COMMON STOCK - 97.95%
          ADVERTISING - 0.48%
   38,700 Omnicom Group, Inc.............. $ 2,701,647
                                           -----------
          AEROSPACE/DEFENSE - 3.79%
  252,850 Boeing Co.......................   7,754,909
  279,000 Honeywell International, Inc....   7,309,800
   69,300 Lockheed Martin Corp............   3,216,906
   43,300 United Technologies Corp........   2,955,225
                                           -----------
                                            21,236,840
                                           -----------
          APPAREL & PRODUCTS - 0.73%
  108,700 Gap, Inc........................   1,847,900
   39,800 Nike, Inc., Class B.............   2,228,402
                                           -----------
                                             4,076,302
                                           -----------
          BANKS - 8.67%
  171,600 Bank of America Corp............  12,732,720
   71,050 Bank One Corp...................   2,654,428
  217,000 FleetBoston Financial Corp......   6,416,690
  132,000 PNC Financial Services Group....   6,501,000
   50,300 State Street Bank & Trust Co....   1,926,993
  266,100 Wachovia Corp...................  10,691,898
  158,000 Wells Fargo & Co................   7,631,400
                                           -----------
                                            48,555,129
                                           -----------
          BEVERAGES - 2.63%
  120,300 Coca-Cola Bottling Co...........   5,482,071
  208,550 PepsiCo, Inc....................   9,217,910
                                           -----------
                                            14,699,981
                                           -----------
          BROADCASTING - 2.81%
   99,000 Comcast Corp., Class A +........   2,980,890
  270,400 Comcast Corp., Class A Special +   7,792,928
  425,000 Liberty Media Corp., Series A +.   4,972,500
                                           -----------
                                            15,746,318
                                           -----------
          BUILDING MATERIALS - 0.35%
   80,300 Masco Corp......................   1,975,380
                                           -----------
          CHEMICAL - 0.79%
   58,800 Dow Chemical Co.................   1,869,840
   61,000 E.I. du Pont de Nemours and Co..   2,570,540
                                           -----------
                                             4,440,380
                                           -----------

 NUMBER                                 MARKET
OF SHARES                               VALUE
- -------------------------------------------------
          COMMERCIAL SERVICES - 0.50%
  161,350 Accenture, Ltd., Class A +. $ 2,826,852
                                      -----------
          CONGLOMERATES - 4.12%
   10,100 3M Co......................   1,277,347
  460,000 General Electric Co........  13,202,000
  487,000 Tyco International, Ltd....   8,619,900
                                      -----------
                                       23,099,247
                                      -----------
          DRUGS - 11.06%
  132,650 Abbott Laboratories........   5,909,557
   50,900 Amgen, Inc. +..............   3,293,739
  187,000 Bristol-Myers Squibb Co....   4,787,200
   76,200 Eli Lilly and Co...........   4,554,474
   80,000 Merck & Co., Inc...........   4,446,400
  343,000 Mylan Laboratories, Inc....   9,905,840
  524,650 Pfizer, Inc................  16,274,643
  402,100 Schering-Plough Corp.......   7,418,745
  121,400 Wyeth......................   5,323,390
                                      -----------
                                       61,913,988
                                      -----------
          FINANCIAL SERVICES - 7.86%
  423,633 Citigroup, Inc.............  17,377,426
   32,900 Fannie Mae.................   2,434,600
  145,000 Freddie Mac................   8,672,450
   29,250 Goldman Sachs Group, Inc...   2,383,875
  282,000 JP Morgan Chase & Co.......   9,266,520
   89,550 Merrill Lynch & Co., Inc...   3,877,515
                                      -----------
                                       44,012,386
                                      -----------
          FOODS - 0.65%
   78,000 General Mills, Inc.........   3,648,840
                                      -----------
          FREIGHT - 0.51%
   44,200 FedEx Corp.................   2,827,916
                                      -----------
          HOSPITAL MANAGEMENT - 0.36%
   60,400 HCA, Inc...................   1,993,200
                                      -----------
          HOSPITAL SUPPLIES - 2.95%
   91,000 Baxter International, Inc..   2,305,940
  165,500 Cardinal Health, Inc.......   9,551,005
   85,850 Johnson & Johnson..........   4,665,948
                                      -----------
                                       16,522,893
                                      -----------

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          HOUSEHOLD PRODUCTS - 4.18%
  113,000 Avon Products, Inc..................... $ 6,886,220
  103,900 Gillette Co............................   3,492,079
   96,000 Kimberly-Clark Corp....................   4,985,280
   87,900 Procter & Gamble Co....................   8,070,978
                                                  -----------
                                                   23,434,557
                                                  -----------
          INFORMATION PROCESSING -
          HARDWARE - 3.84%
  379,924 Hewlett-Packard Co.....................   7,408,518
  160,250 International Business Machines Corp...  14,108,410
                                                  -----------
                                                   21,516,928
                                                  -----------
          INFORMATION PROCESSING -
          SERVICES - 1.08%
  146,000 First Data Corp........................   6,047,320
                                                  -----------
          INFORMATION PROCESSING -
          SOFTWARE - 4.73%
   71,250 Automatic Data Processing, Inc.........   2,486,625
  291,000 Computer Associates International, Inc.   6,305,970
  718,800 Microsoft Corp.........................  17,689,668
                                                  -----------
                                                   26,482,263
                                                  -----------
          INSURANCE - 4.71%
  302,000 Allstate Corp..........................  10,868,980
  118,775 American International Group, Inc. #...   6,874,697
   52,600 Hartford Financial Services Group, Inc.   2,453,264
   66,200 Marsh & McLennan Cos., Inc.............   3,318,606
  177,800 Travelers Property Casualty Corp.,
           Class B...............................   2,875,026
                                                  -----------
                                                   26,390,573
                                                  -----------
          LEISURE AND TOURISM - 2.72%
  323,000 Carnival Corp..........................   9,883,800
  185,000 Mattel, Inc............................   3,979,350
   72,300 McDonald's Corp........................   1,354,179
                                                  -----------
                                                   15,217,329
                                                  -----------
          MACHINERY - 0.37%
   39,300 Caterpillar, Inc.......................   2,049,495
                                                  -----------
          MEDICAL - BIOMEDICAL/GENE - 0.76%
   61,500 Genzyme Corp. +........................   2,920,635
   34,800 IDEC Pharmaceuticals Corp. +...........   1,328,316
                                                  -----------
                                                    4,248,951
                                                  -----------

- ------------------------------------------------------------------------------

                                                                             17
May 31, 2003
            CORE EQUITY FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                     MARKET
OF SHARES                                   VALUE
- -----------------------------------------------------
          MEDICAL TECHNOLOGY - 1.47%
  194,500 Guidant Corp. +............... $  8,223,460
                                         ------------
          METALS - 0.65%
  147,550 Alcoa, Inc....................    3,631,206
                                         ------------
          MULTIMEDIA - 2.20%
  405,700 AOL Time Warner, Inc. +.......    6,174,754
   17,300 Gannett Co., Inc..............    1,366,700
   79,000 Viacom, Inc., Class A +.......    3,606,350
   25,600 Viacom, Inc., Class B +.......    1,165,312
                                         ------------
                                           12,313,116
                                         ------------
          OIL AND GAS - 7.07%
  114,000 BP, PLC ADR...................    4,775,460
   57,450 ChevronTexaco Corp............    4,075,503
  371,600 Exxon Mobil Corp..............   13,526,240
  119,000 Royal Dutch Petroleum Co. (NY)    5,420,450
  144,600 Schlumberger, Ltd.............    7,030,452
  159,000 Unocal Corp...................    4,784,310
                                         ------------
                                           39,612,415
                                         ------------
          PAPER/FOREST PRODUCTS - 0.57%
   87,100 International Paper Co........    3,193,957
                                         ------------
          POLLUTION CONTROL - 0.51%
  112,600 Waste Management, Inc.........    2,867,922
                                         ------------
          RETAIL - 5.08%
   80,000 Costco Wholesale Corp. +......    2,964,000
  127,400 CVS Corp......................    3,325,140
  148,600 Home Depot, Inc...............    4,828,014
  482,000 Kroger Co. +..................    7,736,100
   98,150 Safeway, Inc. +...............    1,849,146
   74,900 Target Corp...................    2,743,587
   95,250 Wal-Mart Stores, Inc..........    5,011,102
                                         ------------
                                           28,457,089
                                         ------------
          SEMICONDUCTORS - 2.12%
   46,000 Analog Devices, Inc. +........    1,773,300
  197,500 Applied Materials, Inc. +.....    3,073,100
  336,800 Intel Corp....................    7,018,912
                                         ------------
                                           11,865,312
                                         ------------

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- ------------------------------------------------------------------
            TELECOMMUNICATIONS - 2.23%
    296,750 Cisco Systems, Inc. +.................... $  4,831,090
    505,000 Motorola, Inc............................    4,302,600
     88,850 Verizon Communications, Inc..............    3,362,973
                                                      ------------
                                                        12,496,663
                                                      ------------
            UTILITIES - COMMUNICATION - 1.49%
    327,650 SBC Communications, Inc..................    8,341,969
                                                      ------------
            UTILITIES - ELECTRIC - 3.91%
    229,000 Duke Energy Corp.........................    4,438,020
     44,100 Exelon Corp..............................    2,526,930
    116,850 FPL Group, Inc...........................    7,767,019
    150,000 NiSource, Inc............................    2,941,500
    111,000 Pinnacle West Capital Corp...............    4,202,460
                                                      ------------
                                                        21,875,929
                                                      ------------
            TOTAL COMMON STOCK
            (Cost $641,636,631)......................  548,543,753
                                                      ------------
    PAR
   VALUE
- ------------
            REPURCHASE AGREEMENT - 2.25%
$12,587,000 Agreement with State Street Bank & Trust
             Co., bearing interest at 1.16%, dated
             05/30/03, to be repurchased 06/02/03
             in the amount of $12,588,217 and
             collateralized by Federal Home Loan
             Bank, bearing interest at 3.13%, due
             11/14/03 and having an approximate
             value of $12,885,722
             (Cost $12,587,000)......................   12,587,000
                                                      ------------
            TOTAL INVESTMENTS
            (Cost $654,223,631) - 100.20%............  561,130,753
            Liabilities in excess of other assets,
             net - (0.20)%...........................  (1,092,542)
                                                      ------------
            NET ASSETS - 100%........................ $560,038,211
                                                      ------------
            + Non-income producing.
            # Security represents an investment in an
             affiliated company.
            ADR - American Depository Receipts

                      See Notes to Financial Statements.

- ------------------------------------------------------------------------------

18
             GOVERNMENT SECURITIES FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


   PAR                                                   MARKET
  VALUE                                                  VALUE
- ---------------------------------------------------------------------
              CORPORATE BONDS - 1.35%
              OIL AND GAS - 1.35%
$2,455,000    Rowan Cos., Inc. :
               5.808% due 3/15/12
               (Cost $2,455,000)..................... $  2,707,840
                                                      ------------
              FOREIGN GOVERNMENT BONDS - 0.35%
   650,000    International Bank for Reconstruction &
               Development:
               5.00% due 3/28/06
               (Cost $649,714).......................      710,013
                                                      ------------
              UNITED STATES GOVERNMENT - 95.81%
              GOVERNMENT SPONSORED - 50.35%
 4,855,000    Federal Farm Credit Bks.:
                2.50% due 3/15/06....................    4,958,144
              Federal Home Loan Bks.:
 4,770,000      5.25% due 8/15/06....................    5,268,088
 4,770,000      2.75% due 3/14/08....................    4,843,782
 4,770,000      1.88% due 6/15/06....................    4,779,387
              Federal Home Loan Mtg. Corp.:
     1,157      8.25% due 4/1/17.....................        1,262
    20,828      8.00% due 2/1/30.....................       22,413
    14,538      8.00% due 8/1/30.....................       15,644
   173,171      8.00% due 5/1/31.....................      186,087
    89,154      8.00% due 6/1/31.....................       95,937
   329,526      7.50% due 9/1/16.....................      353,091
 2,642,407      6.50% due 2/1/32.....................    2,748,924
 4,525,000      6.25% due 7/15/32....................    5,539,948
 4,772,000      5.88% due 3/21/11....................    5,492,467
 4,772,000      2.88% due 9/26/05....................    4,797,239
 4,772,000      2.70% due 10/2/06....................    4,819,310
 4,772,000      2.50% due 4/21/06....................    4,823,724
 4,840,000      2.00% due 1/21/05....................    4,863,208
              Federal National Mtg. Assoc.:
       756      14.50% due 11/1/14...................          929
     3,340      13.00% due 11/15/15..................        3,987
     1,600      12.50% due 9/20/15...................        1,915
       804      12.00% due 1/15/16...................          953
     2,350      11.50% due 9/1/19....................        2,731
 1,773,183      7.50% due 3/1/32.....................    1,885,122

   PAR                                            MARKET
  VALUE                                           VALUE
- --------------------------------------------------------------
              GOVERNMENT SPONSORED - Continued
$4,772,000      7.25% due 1/15/10............. $  5,976,248
 1,473,938      7.00% due 9/1/31..............    1,552,685
 4,525,000      6.63% due 11/15/30............    5,744,691
   770,973      6.50% due 2/1/17..............      809,741
 1,899,999      6.50% due 8/1/31..............    1,980,194
 5,138,777      6.50% due 7/1/32..............    5,355,584
 9,544,000      2.50% due 5/12/06.............    9,653,393
 4,772,000      2.38% due 3/17/06.............    4,815,249
 4,772,000      2.38% due 4/13/06.............    4,817,868
              Government National Mtg. Assoc.:
   181,477      7.50% due 2/15/29.............      193,067
     5,937      7.50% due 7/15/30.............        6,315
     6,411      7.50% due 10/15/30............        6,819
   174,285      7.50% due 1/15/31.............      185,288
    63,511      7.50% due 2/15/31.............       67,520
 3,227,265      6.50% due 8/15/31.............    3,383,926
   812,720      6.00% due 1/15/32.............      851,644
                                               ------------
                                                100,904,524
                                               ------------
              GOVERNMENT OBLIGATIONS - 45.46%
              United States Treasury Bonds:
 3,300,000    7.25% due 5/15/16...............    4,457,063
 7,657,000    6.13% due 8/15/29...............    9,622,399
 6,776,000    5.38% due 2/15/31...............    7,872,865
 8,564,000    5.25% due 2/15/29 /(1)/.........    9,591,012
              United States Treasury Notes:
 8,677,000    5.63% due 5/15/08...............   10,030,412
 8,563,000    5.50% due 2/15/08 /(1)/.........    9,832,062
 4,756,000    5.50% due 5/15/09...............    5,528,850
 4,772,000    4.88% due 2/15/12...............    5,375,582
 1,403,000    4.75% due 11/15/08..............    1,567,907
 4,772,000    4.38% due 8/15/12...............    5,187,684
 8,560,000    3.25% due 8/15/07...............    8,981,315
 4,880,000    3.00% due 1/31/04...............    4,940,429
 6,087,000    3.00% due 11/15/07/ (1)/........    6,315,500
 1,800,000    1.50% due 2/28/05...............    1,808,296
                                               ------------
                                                 91,111,376
                                               ------------
              TOTAL UNITED STATES GOVERNMENT
              (Cost $186,773,237).............  192,015,900
                                               ------------

   PAR                                                       MARKET
  VALUE                                                      VALUE
- ----------------------------------------------------------------------
           REPURCHASE AGREEMENT - 1.97%
$3,939,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            5/30/03, to be repurchased 6/02/03 in
            the amount of $3,939,381 and
            collateralized by Federal Farm Credit
            Bank Notes, bearing interest at 2.38%,
            due 10/01/04 and having an
            approximate value of $4,060,184
            (Cost $3,939,000)............................ $  3,939,000
                                                          ------------
           TOTAL INVESTMENTS
           (Cost $193,816,951) - 99.48%..................  199,372,753
           Other assets and liabilities,
            net - 0.52%..................................    1,039,189
                                                          ------------
           NET ASSETS - 100%............................. $200,411,942
                                                          ------------
           /(1)/ The security or a portion thereof is out
            on loan (see Note 2).

- -----------------------------------------------------------------------------

                                                                             19
May 31, 2003
                GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS



 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          COMMON STOCK - 98.47%
          AEROSPACE/DEFENSE - 2.30%
   80,000 Honeywell International, Inc........ $ 2,096,000
   28,000 United Technologies Corp............   1,911,000
                                               -----------
                                                 4,007,000
                                               -----------
          APPAREL & PRODUCTS - 0.84%
   30,000 Coach, Inc. +.......................   1,473,900
                                               -----------
          AUTOMOTIVE - 0.65%
   17,000 Danaher Corp........................   1,137,640
                                               -----------
          BANKS - 4.18%
   65,000 Bank of America Corp................   4,823,000
   34,300 FleetBoston Financial Corp..........   1,014,251
   30,000 Wells Fargo & Co....................   1,449,000
                                               -----------
                                                 7,286,251
                                               -----------
          BEVERAGES - 2.97%
   75,000 Coca-Cola Bottling Co...............   3,417,750
   40,000 PepsiCo, Inc........................   1,768,000
                                               -----------
                                                 5,185,750
                                               -----------
          BROADCASTING - 3.10%
   80,000 Clear Channel Communications, Inc. +   3,256,000
   37,645 Comcast Corp., Class A +............   1,133,491
   35,000 Comcast Corp., Class A Special +....   1,008,700
                                               -----------
                                                 5,398,191
                                               -----------
          BUILDING MATERIALS - 0.79%
   50,000 Sherwin-Williams Co.................   1,369,000
                                               -----------
          CHEMICAL - 1.93%
   80,000 E.I. du Pont de Nemours and Co......   3,371,200
                                               -----------
          CONGLOMERATES - 5.94%
   12,000 3M Co...............................   1,517,640
   35,000 Eaton Corp..........................   2,937,550
  150,000 General Electric Co.................   4,305,000
   90,000 Tyco International, Ltd.............   1,593,000
                                               -----------
                                                10,353,190
                                               -----------
          DRUGS - 7.50%
   39,000 Amgen, Inc. +.......................   2,523,690
   70,000 Bristol-Myers Squibb Co.............   1,792,000
   40,000 Merck & Co., Inc....................   2,223,200

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          DRUGS - Continued
  162,000 Pfizer, Inc............................. $ 5,025,240
   30,000 Teva Pharmaceutical Industries, Ltd. ADR   1,520,670
                                                   -----------
                                                    13,084,800
                                                   -----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 0.97%
   35,000 Garmin, Ltd. /(1)/......................   1,688,750
                                                   -----------
          FINANCE COMPANIES - 1.03%
   15,000 SLM Corp................................   1,800,000
                                                   -----------
          FINANCIAL SERVICES - 11.93%
   32,500 American Express Co.....................   1,353,950
   40,000 Capital One Financial Corp. /(1)/.......   1,926,800
  140,000 Citigroup, Inc..........................   5,742,800
   25,000 Fannie Mae..............................   1,850,000
   35,000 Freddie Mac.............................   2,093,350
   70,000 JP Morgan Chase & Co....................   2,300,200
   15,000 Lehman Brothers Holdings, Inc...........   1,074,450
   50,000 Merrill Lynch & Co., Inc................   2,165,000
   50,000 Morgan Stanley..........................   2,287,500
                                                   -----------
                                                    20,794,050
                                                   -----------
          FREIGHT - 1.52%
   20,000 FedEx Corp..............................   1,279,600
   22,000 United Parcel Service, Inc., Class B....   1,373,460
                                                   -----------
                                                     2,653,060
                                                   -----------
          HEALTHCARE - 0.76%
   18,000 Anthem, Inc. +..........................   1,320,300
                                                   -----------
          HOSPITAL SUPPLIES - 2.45%
   35,000 Boston Scientific Corp. +...............   1,823,500
   45,000 Johnson & Johnson.......................   2,445,750
                                                   -----------
                                                     4,269,250
                                                   -----------
          HOUSEHOLD PRODUCTS - 3.37%
   25,000 Avon Products, Inc......................   1,523,500
   80,000 Estee Lauder Cos., Inc., Class A........   2,665,600
   50,000 Gillette Co.............................   1,680,500
                                                   -----------
                                                     5,869,600
                                                   -----------
          INFORMATION PROCESSING -
          HARDWARE - 4.35%
   85,000 Dell Computer Corp. +...................   2,659,650
   90,000 Hewlett-Packard Co......................   1,755,000

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - Continued
   36,000 International Business Machines Corp.... $3,169,440
                                                   ----------
                                                    7,584,090
                                                   ----------
          INFORMATION PROCESSING -
          SERVICES - 0.60%
   35,000 Yahoo!, Inc. +..........................  1,044,750
                                                   ----------
          INFORMATION PROCESSING -
          SOFTWARE - 4.93%
  270,000 Microsoft Corp..........................  6,644,700
   70,000 Veritas Software Corp. +................  1,942,500
                                                   ----------
                                                    8,587,200
                                                   ----------
          INSURANCE - 3.15%
   30,000 Allstate Corp...........................  1,079,700
   30,250 American International Group, Inc. #....  1,750,870
      700 Berkshire Hathaway, Inc., Class B +/(1)/  1,661,800
   20,000 Marsh & McLennan Cos., Inc..............  1,002,600
                                                   ----------
                                                    5,494,970
                                                   ----------
          LEISURE AND TOURISM - 1.71%
   70,000 Carnival Corp. /(1)/....................  2,142,000
   20,000 Harley-Davidson, Inc....................    843,200
                                                   ----------
                                                    2,985,200
                                                   ----------
          MEDICAL TECHNOLOGY - 1.86%
   12,000 Biotech HOLDRs Trust /(1)/..............  1,443,600
   40,000 Zimmer Holdings, Inc. +.................  1,794,400
                                                   ----------
                                                    3,238,000
                                                   ----------
          METALS - 0.49%
   35,000 Alcoa, Inc..............................    861,350
                                                   ----------
          MULTIMEDIA - 2.61%
  150,000 AOL Time Warner, Inc. +.................  2,283,000
   50,000 Viacom, Inc., Class B +.................  2,276,000
                                                   ----------
                                                    4,559,000
                                                   ----------
          OIL AND GAS - 6.38%
   60,000 Baker Hughes, Inc.......................  1,983,000
   60,000 BJ Services Co. +.......................  2,442,600
   70,000 Exxon Mobil Corp........................  2,548,000
   27,500 Nabors Industries, Ltd. +...............  1,239,700
   35,000 Patterson-UTI Energy, Inc. +............  1,280,650

- ------------------------------------------------------------------------------

20
                                                                   May 31, 2003
          GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          OIL AND GAS - Continued
   40,000 Smith International, Inc. +...... $  1,635,600
                                            ------------
                                              11,129,550
                                            ------------
          PAPER/FOREST PRODUCTS - 0.74%
   35,000 International Paper Co...........    1,283,450
                                            ------------
          RETAIL - 4.44%
   25,000 Kohl's Corp. +...................    1,308,750
   60,000 Tiffany & Co.....................    1,965,600
   85,000 Wal-Mart Stores, Inc.............    4,471,850
                                            ------------
                                               7,746,200
                                            ------------
          SEMICONDUCTORS - 6.68%
   85,000 Analog Devices, Inc. +...........    3,276,750
  160,000 Applied Materials, Inc. +........    2,489,600
  120,000 Intel Corp.......................    2,500,800
  165,000 Texas Instruments, Inc...........    3,382,500
                                            ------------
                                              11,649,650
                                            ------------
          TELECOMMUNICATIONS - 5.69%
  330,000 AT&T Wireless Services, Inc. +...    2,564,100
  160,000 Cisco Systems, Inc. +............    2,604,800
   95,000 Nextel Communications, Inc.,
           Class A +.......................    1,424,050
   65,000 Verizon Communications, Inc......    2,460,250
   40,000 Vodafone Group, PLC ADR /(1)/....      876,400
                                            ------------
                                               9,929,600
                                            ------------
          TOBACCO - 1.66%
   40,000 Altria Group, Inc................    1,652,000
   35,000 UST, Inc.........................    1,235,850
                                            ------------
                                               2,887,850
                                            ------------
          UTILITIES - COMMUNICATION - 0.95%
   65,000 SBC Communications, Inc..........    1,654,900
                                            ------------
          TOTAL COMMON STOCK
          (Cost $169,879,958)..............  171,697,692
                                            ------------

   PAR                                                        MARKET
  VALUE                                                       VALUE
- -----------------------------------------------------------------------
           SHORT-TERM INVESTMENTS - 3.42%
           COLLECTIVE INVESTMENT POOL - 3.42%
$5,960,443 Securities Lending Quality Trust /(2)/
            (Cost $5,960,443)............................. $  5,960,443
                                                           ------------
           REPURCHASE AGREEMENT - 2.15%
 3,753,000 State Street Bank & Trust Co.
             Joint Repurchase Agreement
            (see Note 2)
            (Cost $3,753,000).............................    3,753,000
                                                           ------------
           TOTAL INVESTMENTS
           (Cost $179,593,401) - 104.04%..................  181,411,135
           Liabilities in excess of other assets,
            net - (4.04)%.................................  (7,052,323)
                                                           ------------
           NET ASSETS - 100%.............................. $174,358,812
                                                           ------------
           + Non-income producing.
           # Security represents an investment in an
            affiliated company.
           ADR - American Depository Receipt
           /(1)/ The security or portion thereof is out on
            loan (see Note 2).
           /(2)/ The security is purchased with the cash
            collateral received from securities
            loaned (see Note 2).

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

                                                                             21
May 31, 2003
                HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS


 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- -----------------------------------------------------------------
          COMMON STOCK - 98.98%
          CHEMICAL - 1.13%
    6,900 Invitrogen Corp. +......................... $   269,238
   35,800 Symyx Technologies, Inc. +/(1)/............     608,600
                                                      -----------
                                                          877,838
                                                      -----------
          DRUGS - 39.84%
   41,300 Abbott Laboratories........................   1,839,915
    5,000 Actelion, Ltd. +...........................     367,178
   93,900 Alkermes, Inc. +/(1)/......................   1,210,371
   23,000 Allergan, Inc..............................   1,658,530
   58,900 Amgen, Inc. +/(3)/.........................   3,811,419
   13,500 AstraZeneca, PLC ADR.......................     556,740
   12,950 Barr Laboratories, Inc. +..................     683,112
   30,600 Biovail Corp. +/(1)(3)/....................   1,427,184
   64,500 Cephalon, Inc. +/(1)/......................   2,914,755
   47,700 Cubist Pharmaceuticals, Inc. +/(1)/........     514,683
   18,800 Eli Lilly and Co./(3)/.....................   1,123,676
   36,800 Forest Laboratories, Inc. +/(3)/...........   1,858,400
   13,500 Fujisawa Pharmaceutical Co., Ltd. +........     245,177
    7,200 ICN Pharmaceuticals, Inc...................     108,000
   38,600 Indevus Pharmaceuticals, Inc. +/(1)/.......     205,005
   28,500 Ligand Pharmaceuticals, Inc.,
           Class B +/(1)/............................     362,520
   64,100 MedImmune, Inc. +/(3)/.....................   2,272,345
    2,300 Novo-Nordisk A/S +.........................      80,352
   15,100 OSI Pharmaceuticals, Inc. +/(1)/...........     398,036
  102,260 Pfizer, Inc................................   3,172,105
   48,400 Salix Pharmaceuticals, Ltd. +/(1)/.........     574,024
   11,800 Sanofi-Synthelabo SA +.....................     754,397
   24,600 Schering-Plough Corp.......................     453,870
   27,300 Teva Pharmaceutical
           Industries, Ltd. ADR /(1)(3)/.............   1,383,810
   30,694 Vertex Pharmaceuticals, Inc. +.............     445,984
   11,100 ViroPharma, Inc. +/(1)/....................      35,520
    6,800 Watson Pharmaceuticals, Inc. +.............     251,736
   50,900 Wyeth/(3)/.................................   2,231,965
                                                      -----------
                                                       30,940,809
                                                      -----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 0.52%
    9,600 Waters Corp. +/(3)/........................     272,256
    3,600 Wilson Greatbatch Technologies, Inc. +/(1)/     132,480
                                                      -----------
                                                          404,736
                                                      -----------

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          HEALTHCARE - 10.08%
   52,200 Anthem, Inc. +/(3)/................. $ 3,828,870
   12,100 DaVita, Inc. +......................     293,425
   28,300 Epix Medical, Inc. +/(1)/...........     337,619
   35,000 Laboratory Corp. of America
           Holdings +.........................   1,125,250
   82,700 Omnicare, Inc./(3)/.................   2,245,305
                                               -----------
                                                 7,830,469
                                               -----------
          HOSPITAL MANAGEMENT - 1.51%
   18,400 HCA, Inc./(3)/......................     607,200
   21,900 Triad Hospitals, Inc. +.............     566,553
                                               -----------
                                                 1,173,753
                                               -----------
          HOSPITAL SUPPLIES - 8.91%
   12,900 Advanced Neuromodulation
           Systems, Inc. +....................     618,813
    7,900 AmerisourceBergen Corp./(3)/........     495,251
    4,200 Baxter International, Inc./(3)/.....     106,428
    9,500 Biomet, Inc.........................     261,250
   27,100 Boston Scientific Corp. +...........   1,411,910
   10,500 Cardinal Health, Inc./(3)/..........     605,955
   10,000 CR Bard, Inc........................     701,500
    9,800 Henry Schein, Inc. +................     481,768
   17,100 Johnson & Johnson...................     929,385
   13,700 St. Jude Medical, Inc. +/(3)/.......     768,570
   22,200 STAAR Surgical Co. +/(1)/...........     247,086
    4,400 Stryker Corp........................     296,296
                                               -----------
                                                 6,924,212
                                               -----------
          INSURANCE - 7.96%
   43,700 UnitedHealth Group, Inc.............   4,192,578
   23,300 Wellpoint Health Networks, Inc.,
           Class A +..........................   1,988,422
                                               -----------
                                                 6,181,000
                                               -----------
          MEDICAL - BIOMEDICAL/GENE - 7.82%
    8,800 Affymetrix, Inc. +/(1)/.............     200,200
   20,500 Alexion Pharmaceuticals, Inc. +/(1)/     287,205
    7,300 Biogen, Inc. +/(3)/.................     309,812
   24,300 BioSphere, Inc. +/(1)/..............     135,108
   28,300 Decode Genetics, Inc................     106,125
   81,300 Exelixis, Inc. +/(1)/...............     662,595
   15,200 Genentech, Inc. +/(3)/..............     951,672
    4,600 Genzyme Corp. +.....................     218,454

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          MEDICAL - BIOMEDICAL/GENE - Continued
   36,300 Human Genome Sciences, Inc. +/(1)/.... $   531,795
    4,500 ICOS Corp. +/(1)/.....................     142,740
   27,600 IDEC Pharmaceuticals Corp. +/(3)/.....   1,053,492
   40,500 Millennium Pharmaceuticals, Inc. +....     629,775
   11,200 Myriad Genetics, Inc. +/(1)/..........     171,360
    6,700 Progenics Pharmaceuticals, Inc. +/(1)/      93,800
    9,200 Protein Design Labs, Inc. +...........     131,652
   13,100 Regeneron Pharmaceuticals, Inc. +/(1)/     180,256
    1,400 Repligen Corp. +......................       8,988
   25,200 Transkaryotic Therapies, Inc. +/(1)/..     186,984
   11,400 XOMA, Ltd. +/(1)/.....................      68,856
                                                 -----------
                                                   6,070,869
                                                 -----------
          MEDICAL TECHNOLOGY - 1.26%
    8,900 Andrx Corp. +/(1)/....................     171,325
   37,400 Aspect Medical Systems, Inc. +/(1)/...     282,370
   42,400 Fischer Imaging Corp. +/(1)/..........     168,752
    2,300 Guidant Corp. +/(3)/..................      97,244
   26,600 Noven Pharmaceuticals, Inc. +/(1)/....     257,222
                                                 -----------
                                                     976,913
                                                 -----------
          THERAPEUTICS - 19.95%
   48,800 Abgenix, Inc. +/(1)(3)/...............     524,600
   22,600 Amylin Pharmaceuticals, Inc. +/(1)/...     448,384
   12,600 BioMarin Pharmaceutical, Inc. +/(1)/..     144,018
    2,200 Cell Therapeutics, Inc. +.............      27,522
   24,800 CV Therapeutics, Inc. +/(1)/..........     802,280
   16,100 Esperion Therapeutics, Inc. +/(1)/....     212,842
   85,400 Gilead Sciences, Inc. +/(3)/..........   4,505,704
   36,100 ImClone Systems, Inc. +/(1)(3)/.......   1,028,850
   58,000 Medicines Co. +/(1)(3)/...............   1,357,200
   18,100 NeoRx Corp. +/(1)/....................      61,721
   38,900 Neurocrine Biosciences, Inc. +/(1)(3)/   1,971,841
   59,300 NPS Pharmaceuticals, Inc. +/(1)/......   1,278,508
    1,400 Onyx Pharmaceuticals, Inc. +/(1)/.....      14,140
   57,500 Trimeris, Inc. +/(3)/.................   2,836,475
   19,775 Vicuron Phamaceuticals, Inc. +/(1)/...     283,574
                                                 -----------
                                                  15,497,659
                                                 -----------
          TOTAL COMMON STOCK
          (Cost $69,001,077)....................  76,878,258
                                                 -----------

- ------------------------------------------------------------------------------

22
          HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


                                                              MARKET
 PAR VALUE                                                    VALUE
- ------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 18.08%
            COLLECTIVE INVESTMENT POOL - 15.09%
$11,719,663 Securities Lending Quality Trust /(2)/........ $  11,719,663
                                                           -------------
            REGISTERED INVESTMENT
            COMPANIES - 2.37%
  1,838,065 T. Rowe Price Reserve Investment
             Fund.........................................     1,838,065
                                                           -------------
            U.S. TREASURY BILLS - 0.62%
     50,000 United States Treasury Bills:
              1.18% due 6/26/03...........................        49,959
              1.15% due 6/26/03...........................       114,909
              1.14% due 6/5/03............................       320,959
                                                           -------------
                                                                 485,827
                                                           -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $14,043,555)............................    14,043,555
                                                           -------------
            CALL OPTION PURCHASED - 0.09%
            HOSPITAL SUPPLIES - 0.09%
     11,300 Boston Scientific Corp.
             (Cost $49,659)...............................        73,450
                                                           -------------
            TOTAL INVESTMENTS
            (Cost $83,094,291) - 117.15%..................    90,995,263
            Liabilities in excess of other assets
             net - (17.15)%...............................  (13,322,136)
                                                           -------------
            NET ASSETS - 100%............................. $  77,673,127
                                                           -------------
            + Non-income producing.
            ADR - American Depository Receipt
            /(1)/ The security or a portion thereof is out on loan
             (see Note 2).
            /(2)/ The security is purchased with the cash collateral
             received from securities loaned (see Note 2).
            /(3)/ A portion of this security is subject to
             options written (see Note 4).

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

                                                                             23
May 31, 2003
                INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS



 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          COMMON STOCK - 99.23%
          ADVERTISING - 0.08%
    2,300 Omnicom Group, Inc...................... $   160,563
                                                   -----------
          AEROSPACE/DEFENSE - 0.95%
   10,700 Honeywell International, Inc............     280,340
    6,400 L-3 Communications Holdings, Inc. +/(1)/     277,440
   19,800 United Technologies Corp................   1,351,350
                                                   -----------
                                                     1,909,130
                                                   -----------
          AIRLINES - 0.19%
    5,300 Delta Air Lines, Inc....................      70,808
   19,200 Southwest Airlines Co...................     308,544
                                                   -----------
                                                       379,352
                                                   -----------
          APPAREL & PRODUCTS - 0.65%
   36,000 Foot Locker, Inc........................     484,200
   14,900 Gap, Inc................................     253,300
    7,900 Jones Apparel Group, Inc. +.............     231,944
    8,700 Limited, Inc............................     132,762
    5,300 VF Corp.................................     201,771
                                                   -----------
                                                     1,303,977
                                                   -----------
          APPLIANCES/FURNISHINGS - 0.03%
    1,200 Whirlpool Corp. /(1)/...................      68,280
                                                   -----------
          AUTOMOTIVE - 1.67%
    8,686 Carlisle Cos., Inc......................     391,478
  125,400 Delphi Automotive Systems Corp..........   1,106,028
  176,600 Ford Motor Co...........................   1,854,300
                                                   -----------
                                                     3,351,806
                                                   -----------
          BANKS - 9.33%
  106,000 Bank of America Corp....................   7,865,200
    4,800 Bank One Corp...........................     179,328
   54,500 First American Corp., Class A...........   1,475,860
   28,569 First Tennessee National Corp...........   1,335,886
   44,100 FleetBoston Financial Corp..............   1,304,037
    5,100 National City Corp......................     172,482
   14,400 PNC Financial Services Group............     709,200
   77,100 U.S. Bancorp............................   1,827,270
    7,650 Union Planters Corp.....................     246,177
   24,600 UnionBanCal Corp........................   1,039,350
   29,100 Wachovia Corp...........................   1,169,238
   29,600 Wells Fargo & Co........................   1,429,680
                                                   -----------
                                                    18,753,708
                                                   -----------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- -------------------------------------------------------------
          BEVERAGES - 0.38%
   10,610 Coca-Cola Enterprises, Inc.............. $  198,937
    6,500 Constellation Brands, Inc., Class A +...    179,205
    8,510 PepsiCo, Inc............................    376,142
                                                   ----------
                                                      754,284
                                                   ----------
          BROADCASTING - 0.66%
    6,100 Clear Channel Communications, Inc. +....    248,270
   30,737 Comcast Corp., Class A +................    925,491
    5,700 Fox Entertainment Group, Inc., Class A +    160,227
                                                   ----------
                                                    1,333,988
                                                   ----------
          BUILDING MATERIALS - 0.84%
   17,500 RPM International, Inc..................    217,525
   50,400 Sherwin-Williams Co.....................  1,379,952
    3,400 York International Corp.................     88,026
                                                   ----------
                                                    1,685,503
                                                   ----------
          CHEMICAL - 1.29%
   13,100 Cytec Industries, Inc. +................    433,610
    8,700 Invitrogen Corp. +......................    339,474
   32,100 Lubrizol Corp...........................  1,023,990
   39,800 Monsanto Co.............................    797,990
                                                   ----------
                                                    2,595,064
                                                   ----------
          COMMERCIAL SERVICES - 1.71%
    2,500 Ball Corp...............................    123,800
    4,300 Convergys Corp. +.......................     76,884
   14,500 Rent-A-Center, Inc. +...................    963,380
   23,400 United Parcel Service, Inc., Class B....  1,460,862
   40,232 Viad Corp...............................    815,100
                                                   ----------
                                                    3,440,026
                                                   ----------
          CONGLOMERATES - 2.81%
    2,200 Eaton Corp..............................    184,646
  129,100 General Electric Co.....................  3,705,170
   20,000 Loews Corp..............................    962,000
   45,197 Tyco International, Ltd.................    799,987
                                                   ----------
                                                    5,651,803
                                                   ----------
          DRUGS - 6.60%
    3,637 Abbott Laboratories.....................    162,028
   27,892 Amgen, Inc. +...........................  1,804,891
   44,100 Bristol-Myers Squibb Co.................  1,128,960
   44,800 King Pharmaceuticals, Inc. +............    641,088

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          DRUGS - Continued
   78,200 Merck & Co., Inc....................... $ 4,346,356
  141,280 Pfizer, Inc............................   4,382,506
    9,000 Pharmaceutical Resources, Inc. +.......     369,360
   11,700 Watson Pharmaceuticals, Inc. +.........     433,134
                                                  -----------
                                                   13,268,323
                                                  -----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 2.11%
   20,800 Applera Corp. - Applied
           Biosystems Group......................     404,976
   45,744 Arrow Electronics, Inc. +..............     779,020
   74,800 Avnet, Inc. +..........................   1,017,280
    2,300 Energizer Holdings, Inc. +.............      73,094
   17,782 Fisher Scientific International, Inc. +     563,512
    1,300 Johnson Controls, Inc..................     108,225
   17,200 OGE Energy Corp. /(1)/.................     363,264
    7,200 PerkinElmer, Inc.......................      92,088
   20,200 Vishay Intertechnology, Inc. +.........     291,688
   49,700 Xerox Corp. +..........................     543,221
                                                  -----------
                                                    4,236,368
                                                  -----------
          FINANCIAL SERVICES - 8.31%
   33,200 American Express Co....................   1,383,112
    3,400 Bear Stearns Cos., Inc.................     262,718
   26,534 Capital One Financial Corp. /(1)/......   1,278,143
  140,800 Citigroup, Inc.........................   5,775,616
   32,600 Fannie Mae.............................   2,412,400
   25,300 Freddie Mac............................   1,513,193
    3,100 Goldman Sachs Group, Inc...............     252,650
   22,500 H & R Block, Inc.......................     921,150
   35,100 Merrill Lynch & Co., Inc...............   1,519,830
   30,200 Morgan Stanley.........................   1,381,650
                                                  -----------
                                                   16,700,462
                                                  -----------
          FOODS - 2.02%
    7,574 Archer-Daniels-Midland Co..............      90,661
  105,255 ConAgra Foods, Inc.....................   2,554,539
   21,500 Dean Foods Co. +/(1)/..................     983,625
   20,900 Sara Lee Corp..........................     380,798
    1,100 Smucker, J.M. Co.......................      41,415
                                                  -----------
                                                    4,051,038
                                                  -----------

- ------------------------------------------------------------------------------

24
          INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ----------------------------------------------------------
          FREIGHT - 0.34%
    6,900 FedEx Corp........................... $  441,462
    9,000 Ryder System, Inc....................    239,040
                                                ----------
                                                   680,502
                                                ----------
          HARDWARE & TOOLS - 0.18%
    8,463 Black & Decker Corp..................    366,533
                                                ----------
          HEALTHCARE - 0.90%
    7,500 Anthem, Inc. +.......................    550,125
   41,300 McKesson Corp........................  1,252,216
                                                ----------
                                                 1,802,341
                                                ----------
          HOME BUILDERS - 1.48%
   23,800 Centex Corp. /(1)/...................  1,847,594
   16,800 KB Home..............................  1,050,000
      200 NVR, Inc. +..........................     81,550
                                                ----------
                                                 2,979,144
                                                ----------
          HOSPITAL SUPPLIES - 2.15%
    4,500 AmerisourceBergen Corp...............    282,105
   10,000 Cardinal Health, Inc.................    577,100
   63,700 Johnson & Johnson....................  3,462,095
                                                ----------
                                                 4,321,300
                                                ----------
          HOUSEHOLD PRODUCTS - 3.28%
   29,800 Fortune Brands, Inc..................  1,561,520
    1,900 Newell Rubbermaid, Inc...............     54,150
   54,100 Procter & Gamble Co..................  4,967,462
                                                ----------
                                                 6,583,132
                                                ----------
          INFORMATION PROCESSING -
          HARDWARE - 3.54%
   18,291 Dell Computer Corp. +................    572,325
  117,715 Hewlett-Packard Co...................  2,295,443
      500 Imation Corp. +......................     17,240
   33,100 International Business Machines Corp.  2,914,124
    8,100 Sandisk Corp. +/(1)/.................    294,273
    8,400 Storage Technology Corp. +...........    226,800
   64,100 Western Digital Corp. +/(1)/.........    802,532
                                                ----------
                                                 7,122,737
                                                ----------
          INFORMATION PROCESSING -
          SERVICES - 1.95%
   16,100 Anixter International, Inc. +/(1)/...    385,112
   31,400 CheckFree Corp. +/(1)/...............    768,672

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ---------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - Continued
   22,400 Computer Sciences Corp. +................. $  889,280
   13,100 Earthlink, Inc. +/(1)/....................     88,294
   63,100 Electronic Data Systems Corp..............  1,271,465
    4,500 First Data Corp...........................    186,390
    2,200 Symantec Corp. +..........................     99,484
    8,000 Yahoo!, Inc. +............................    238,800
                                                     ----------
                                                      3,927,497
                                                     ----------
          INFORMATION PROCESSING -
          SOFTWARE - 3.08%
    9,300 BMC Software, Inc. +......................    157,728
   35,300 Compuware Corp. +.........................    214,271
  205,700 Microsoft Corp............................  5,062,277
   57,300 Oracle Corp. +............................    745,473
                                                     ----------
                                                      6,179,749
                                                     ----------
          INSURANCE - 4.45%
   34,500 Allstate Corp.............................  1,241,655
   25,600 AmerUs Group Co. /(1)/....................    688,896
   17,370 CIGNA Corp................................    974,457
   85,788 Fidelity National Financial, Inc..........  2,665,418
   28,500 Humana, Inc. +............................    370,215
   33,500 John Hancock Financial Services, Inc......  1,013,375
    9,400 Odyssey Re Holdings Corp. /(1)/...........    193,922
   22,668 Old Republic International Corp...........    778,419
    2,900 PacifiCare Health Systems, Inc.,
           Class A +................................    112,111
    4,900 Principal Financial Group, Inc............    155,624
   24,200 Protective Life Corp......................    667,436
    3,500 UnumProvident Corp........................     45,150
      500 W.R. Berkley Corp.........................     24,625
                                                     ----------
                                                      8,931,303
                                                     ----------
          LEISURE AND TOURISM - 0.59%
    5,600 Activision, Inc. +........................     95,088
   14,100 Blockbuster, Inc., Class A /(1)/..........    238,290
    2,000 Electronic Arts, Inc. +...................    137,120
   17,600 Regal Entertainment Group, Class A /(1)/..    391,248
   12,700 Take-Two Interactive Software, Inc. +/(1)/    320,675
                                                     ----------
                                                      1,182,421
                                                     ----------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          MACHINERY - 0.44%
   12,500 Cooper Industries, Ltd., Class A...... $   498,625
    2,700 Deere & Co............................     117,909
   15,900 Timken Co.............................     260,442
                                                 -----------
                                                     876,976
                                                 -----------
          MEDICAL TECHNOLOGY - 0.08%
    2,600 Charles River Laboratories
           International, Inc. +/(1)/...........      82,602
    1,300 Guidant Corp. +.......................      54,964
    6,200 Ribapharm, Inc. +.....................      31,496
                                                 -----------
                                                     169,062
                                                 -----------
          METALS - 0.37%
   49,600 Worthington Industries, Inc...........     740,528
                                                 -----------
          MISCELLANEOUS - 1.64%
  100,400 Eastman Kodak Co......................   3,076,256
    8,613 Hearst-Argyle Television, Inc. +......     214,033
                                                 -----------
                                                   3,290,289
                                                 -----------
          MULTIMEDIA - 2.72%
  172,600 AOL Time Warner, Inc. +...............   2,626,972
   43,100 Viacom, Inc., Class B +...............   1,961,912
   44,500 Walt Disney Co........................     874,425
                                                 -----------
                                                   5,463,309
                                                 -----------
          OIL AND GAS - 8.91%
   16,900 Amerada Hess Corp.....................     828,100
   35,900 ChevronTexaco Corp....................   2,546,746
   14,400 ConocoPhillips........................     777,168
  105,600 Exxon Mobil Corp......................   3,843,840
   40,300 Halliburton Co........................     961,961
   30,600 Kinder Morgan Energy Partners LP /(1)/   1,203,498
  159,500 Marathon Oil Corp.....................   4,103,935
   57,800 Occidental Petroleum Corp.............   1,950,172
   17,400 Oneok, Inc. /(1)/.....................     354,438
    8,900 Sunoco, Inc...........................     327,876
   37,100 Transocean, Inc. +....................     867,027
    3,750 UGI Corp. /(1)/.......................     128,250
                                                 -----------
                                                  17,893,011
                                                 -----------
          PAPER/FOREST PRODUCTS - 0.56%
   13,800 Bemis Co., Inc........................     631,764
    2,100 International Paper Co................      77,007
    7,400 Rayonier, Inc.........................     382,062

- -----------------------------------------------------------------------------

                                                                             25
May 31, 2003
          INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          PAPER/FOREST PRODUCTS - Continued
    1,800 Sonoco Products Co................. $    40,446
                                              -----------
                                                1,131,279
                                              -----------
          RAILROADS & EQUIPMENT - 0.44%
    7,600 Burlington Northern Santa Fe Corp..     224,276
    4,500 CSX Corp...........................     147,375
    8,200 Norfolk Southern Corp. /(1)/.......     179,744
    5,300 Union Pacific Corp.................     323,247
                                              -----------
                                                  874,642
                                              -----------
          REAL ESTATE INVESTMENT TRUSTS - 0.44%
    5,400 CBL & Associates Properties, Inc...     234,144
    6,800 Equity Office Properties Trust.....     182,988
    1,800 General Growth Properties, Inc.....     105,570
   19,700 HRPT Properties Trust..............     186,953
    4,700 Simon Property Group, Inc..........     176,814
                                              -----------
                                                  886,469
                                              -----------
          RETAIL - 4.78%
    9,500 Barnes & Noble, Inc. +/(1)/........     226,100
   77,500 Federated Department Stores, Inc. +   2,518,750
   33,800 Home Depot, Inc....................   1,098,162
   61,800 IKON Office Solutions, Inc. /(1)/..     542,604
  100,500 JC Penney Co., Inc.................   1,740,660
   11,600 May Department Stores Co...........     251,604
    2,700 Staples, Inc. +....................      52,353
   55,100 SUPERVALU, Inc.....................   1,093,735
    2,400 Target Corp........................      87,912
   36,000 Wal-Mart Stores, Inc...............   1,893,960
    7,170 Winn-Dixie Stores, Inc. /(1)/......     101,384
                                              -----------
                                                9,607,224
                                              -----------
          SAVINGS & LOAN - 0.59%
   29,000 Washington Mutual, Inc.............   1,182,620
                                              -----------
          SEMICONDUCTORS - 2.39%
   34,700 ESS Technology, Inc. +/(1)/........     289,745
  157,500 Intel Corp.........................   3,282,300
    2,221 QLogic Corp. +/(1)/................     111,250
   54,600 Texas Instruments, Inc.............   1,119,300
                                              -----------
                                                4,802,595
                                              -----------
          TELECOMMUNICATIONS - 6.37%
   34,500 Alltel Corp........................   1,651,860
   24,460 AT&T Corp..........................     476,725

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   72,800 BellSouth Corp....................... $  1,929,928
    8,626 CenturyTel, Inc......................      290,438
   92,000 Cisco Systems, Inc. +................    1,497,760
   87,800 Motorola, Inc........................      748,056
   80,500 Nextel Communications, Inc.,
           Class A +...........................    1,206,695
   16,100 PanAmSat Corp. +/(1)/................      302,841
   16,600 QUALCOMM, Inc. +.....................      557,428
    6,900 Scientific-Atlanta, Inc. /(1)/.......      135,861
  105,500 Verizon Communications, Inc..........    3,993,175
                                                ------------
                                                  12,790,767
                                                ------------
          TOBACCO - 1.39%
   67,800 Altria Group, Inc....................    2,800,140
                                                ------------
          UTILITIES - COMMUNICATION - 2.19%
   94,500 SBC Communications, Inc..............    2,405,970
  147,508 Sprint Corp. (FON Group).............    2,000,208
                                                ------------
                                                   4,406,178
                                                ------------
          UTILITIES - ELECTRIC - 3.73%
   14,600 Entergy Corp.........................      754,674
   40,300 Exelon Corp..........................    2,309,190
   19,000 FPL Group, Inc.......................    1,262,930
    2,600 Great Plains Energy, Inc. /(1)/......       74,880
   19,900 NiSource, Inc........................      390,239
   16,700 Progress Energy, Inc.................      785,735
   24,635 Public Service Enterprise Group, Inc.    1,052,654
   27,200 Southern Co..........................      856,256
                                                ------------
                                                   7,486,558
                                                ------------
          UTILITIES - GAS DISTRIBUTION - 0.62%
    6,100 Northern Border Partners LP..........      247,660
   36,901 Sempra Energy........................    1,006,290
                                                ------------
                                                   1,253,950
                                                ------------
          TOTAL COMMON STOCK
          (Cost $207,261,730)..................  199,375,931
                                                ------------
          PREFERRED STOCK - 0.39%
          AUTOMOTIVE - 0.28%
    8,000 Ford Motor Co. Capital Trust II 6.50%      358,160
    8,900 General Motors Corp.,
           Series B, 5.25%.....................      213,956
                                                ------------
                                                     572,116
                                                ------------

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- -------------------------------------------------------------------
           UTILITIES - ELECTRIC - 0.11%
     7,778 DTE Energy Co. 8.75%...................... $    211,639
                                                      ------------
           TOTAL PREFERRED STOCK
           (Cost $814,587)...........................      783,755
                                                      ------------
   PAR
  VALUE
- -----------
           SHORT-TERM INVESTMENTS - 4.74%
           COLLECTIVE INVESTMENT POOL - 4.74%
$9,535,117 Securities Lending Quality Trust /(2)/
           (Cost $9,535,117).........................    9,535,117
                                                      ------------
           REPURCHASE AGREEMENT - 0.28%
   550,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            5/30/03, to be repurchased 6/02/03 in
            the amount of $550,053 and
            collateralized by Federal National Mtg.
            Assn. Notes, bearing interest at
            1.80%, due 4/15/05 and having an
            approximate value of $563,034
            (Cost $550,000)..........................      550,000
                                                      ------------
           TOTAL INVESTMENTS
           (Cost $218,161,434) - 104.64%.............  210,244,803
           Liabilities in excess of other assets,
            net - (4.64)%............................  (9,326,028)
                                                      ------------
           NET ASSETS - 100%......................... $200,918,775
                                                      ------------
           + Non-income producing.
           /(1)/ The security or a portion thereof is out on loan
            (see Note 2).
           /(2)/ The security is purchased with the cash collateral
            received from securities loaned (see Note 2).

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

26
             INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -----------------------------------------------------------
          COMMON STOCK - 86.97%
          ADVERTISING - 0.21%
    7,855 Aegis Group, PLC...................... $   10,945
      600 Asatsu-DK, Inc........................      9,988
    1,593 Publicis Groupe SA....................     41,693
       32 Publigroupe SA +......................      5,454
   15,520 WPP Group, PLC........................    124,666
                                                 ----------
                                                    192,746
                                                 ----------
          AEROSPACE/DEFENSE - 0.12%
   32,598 BAE Systems, PLC......................     69,202
    2,815 Serco Group, PLC......................      8,076
    1,205 Thales SA.............................     34,132
                                                 ----------
                                                    111,410
                                                 ----------
          AIRLINES - 0.41%
      627 Air France............................      8,401
   16,559 Alitalia SpA +........................      4,305
    4,000 All Nippon Airways Co., Ltd. +........      7,365
    3,450 Auckland International Airport, Ltd. +     10,902
   15,165 BAA, PLC +............................    121,317
   11,582 British Airways, PLC +................     26,723
   20,000 Cathay Pacific Airways, Ltd. +........     25,261
    2,300 Deutsche Lufthansa AG +...............     24,809
    2,308 European Aeronautic Defense and
           Space Co. +..........................     25,710
      225 Flughafen Wien AG +...................      8,245
   12,000 Japan Airlines System Corp............     23,601
       50 Kobenhavn Lufthave +..................      4,341
      501 Koninklijke Luchtvaart
           Maatschappij NV +....................      3,672
    5,382 Ryanair Holdings, PLC +...............     36,782
    1,000 SAS AB +..............................      5,204
    7,000 Singapore Airlines, Ltd. +............     38,743
                                                 ----------
                                                    375,381
                                                 ----------
          APPAREL & PRODUCTS - 0.48%
      600 Adidas-Salomon AG.....................     52,792
    1,813 Benetton Group SpA....................     18,341
    3,165 Bulgari SpA...........................     16,195
   12,000 Esprit Holdings, Ltd..................     25,466
   20,000 Giordano International, Ltd...........      6,091
    3,017 Gunze, Ltd............................     10,605
    1,543 Hagemeyer NV..........................      9,075
    3,112 Inditex SA............................     70,101
      969 Luxottica Group SpA...................     12,002

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          APPAREL & PRODUCTS - Continued
   36,907 Marks & Spencer Group, PLC........... $   173,035
    1,944 Onward Kashiyama Co., Ltd............      15,847
      200 Paris Miki, Inc......................       2,397
    2,000 Wacoal Corp..........................      14,814
      600 World Co., Ltd.......................      11,374
                                                -----------
                                                    438,135
                                                -----------
          APPLIANCES/FURNISHINGS - 0.11%
    5,200 Electrolux AB........................      99,137
                                                -----------
          AUTOMOTIVE - 3.14%
      455 Autobacs Seven Co., Ltd..............       7,997
   10,000 Bridgestone Corp.....................     129,723
    1,600 Continental AG.......................      30,734
    3,000 Cycle & Carriage, Ltd................       9,080
   12,400 DaimlerChrysler AG...................     390,179
   10,100 Denso Corp...........................     142,517
    4,942 Fiat SpA +...........................      40,054
      656 Fiat SpA Di Risp +...................       2,778
    8,678 Futuris Corp., Ltd...................       8,769
   10,329 GKN, PLC.............................      34,711
    9,900 Honda Motor Co., Ltd.................     357,108
    1,921 Michelin (C.G.D.E.), Class B.........      70,050
    2,455 NGK Spark Plug Co., Ltd..............      17,218
   35,000 Nissan Motor Co., Ltd................     276,227
   20,528 Pirelli SpA +........................      20,694
    2,597 PSA Peugoet Citroen..................     118,681
      864 Regie Nationale des Usines Renault SA      38,427
    1,803 Sanden Corp..........................       9,054
      400 Toyoda Gosei.........................       8,068
   35,449 Toyota Motor Corp....................     848,509
    1,229 Trelleborg AB........................      12,111
    1,066 Valeo SA.............................      29,468
    3,400 Volkswagen AG........................     122,822
    1,800 Volvo AB, Class A....................      36,288
    3,900 Volvo AB, Class B....................      82,391
                                                -----------
                                                  2,843,658
                                                -----------
          BANKS - 13.16%
    5,000 77th Bank, Ltd.......................      21,300
   20,899 ABN AMRO Holding NV..................     404,399
   23,297 Allied Irish Banks, PLC (Dublin).....     349,404
    2,113 Alpha Bank AE........................      32,809
   10,728 Ashikaga Financial Group, Inc. +.....      12,839

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -----------------------------------------------------------
          BANKS - Continued
   10,615 Australia & New Zealand Banking
           Group, Ltd........................... $  128,236
    5,534 Banca Monte dei Paschi di Siena SpA...     16,567
   45,583 Banco Bilbao Vizcaya Argentaria SA....    450,402
   27,244 Banco Comercial Portugues SA..........     44,545
      458 Banco Espirto Santo SA................      6,896
   63,136 Banco Santander Central Hispano SA....    510,956
   20,400 Bank of East Asia.....................     38,453
    8,145 Bank of Fukuoka, Ltd..................     31,493
    7,184 Bank of Ireland.......................     89,153
   15,000 Bank of Yokohama, Ltd. +..............     51,220
    2,296 Bank of Yokohama, Ltd. ADR............     78,322
   95,064 Barclays, PLC.........................    670,106
    5,400 Bayerische Hypo-und Vereinsbank AG....     74,636
   11,764 BNP Paribas SA........................    582,580
   23,890 Capitalia SpA+........................     39,848
    5,000 Chiba Bank, Ltd.......................     17,575
      974 Close Brothers Group, PLC.............      9,535
      975 Commercial Bank of Greece.............     13,992
   17,838 Commonwealth Bank of Australia........    328,417
    9,000 Danske Bank A/S.......................    188,225
   18,000 DBS Group Holdings, Ltd...............    101,701
    4,940 Dexia (Brussels)......................     65,373
    1,290 Dexia (Paris) +.......................         15
    8,800 DnB Holdings ASA......................     47,878
    1,880 EFG Eurobank Ergasias SA..............     25,210
      359 Erste Bank Der Oesterreichischen
           Sparkassen AG........................     30,405
   23,796 FinecoGroup SpA+......................     11,700
    4,000 First Capital Corp., Ltd..............      2,110
    2,995 Firstgroup, PLC.......................     13,048
    6,000 Gunma Bank, Ltd.......................     29,728
   13,588 Hang Seng Bank, Ltd...................    144,615
   53,295 HBOS, PLC.............................    622,050
    9,177 Hokuriku Bank, Ltd. +.................     11,674
  133,421 HSBC Holdings, PLC (GBP)..............  1,576,951
   11,723 Joyo Bank, Ltd........................     31,102
    1,639 KBC Bankverzekeringsholding...........     68,076
   79,366 Lloyds TSB Group, PLC.................    582,219
    1,405 Macquarie Bank, Ltd...................     25,455
    5,704 Mediobanca SpA........................     57,166
       59 Mitsubishi Tokyo Financial Group, Inc.    222,204
   10,000 Mitsui Trust Holdings, Inc. +.........     20,337

- -----------------------------------------------------------------------------

                                                                             27
May 31, 2003
      INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          BANKS - Continued
   22,114 National Australia Bank, Ltd......... $   477,210
    2,603 National Bank of Greece SA...........      42,377
    5,700 Nordea AB (Euro).....................      28,630
   30,090 Nordea AB (Swedish Krone)............     153,105
   17,000 Oversea-Chinese Banking Corp., Ltd...      90,170
    2,000 OverSeas Union Enterprises...........       7,091
    1,669 Piraeus Bank.........................      10,798
   56,000 Resona Holdings, Inc. +..............      30,464
   38,740 Royal Bank of Scotland Group, PLC....   1,006,579
   11,883 Sanpaolo IMI SpA.....................     110,706
   10,163 Shizuoka Bank, Ltd...................      65,324
    6,600 Skandinaviska Enskilda Banken........      70,140
    4,553 Societe Generale, Class A............     279,567
       59 Sumitomo Mitsui Financial Group, Inc.      97,770
    6,000 Sumitomo Trust & Banking Co., Ltd....      17,023
    2,000 Suruga Bank..........................       8,671
    8,800 Svenska Handelsbanken AB, Series A...     151,900
      800 Svenska Handelsbanken AB, Series B...      13,191
   18,653 UBS AG...............................   1,005,329
       17 UFJ Holdings, Inc. +.................      16,077
   17,000 United Overseas Bank, Ltd............     108,792
   24,961 Westpac Banking Corp.................     265,255
                                                -----------
                                                 11,937,094
                                                -----------
          BEVERAGES - 1.21%
    6,495 Asahi Breweries, Ltd.................      42,291
      300 Carlsberg A/S, Class B...............      12,121
    8,288 Coca Cola Amatil, Ltd................      29,556
      400 Coca Cola Bottling Co. (West Japan)..       6,796
    1,350 Coca Cola Hellenic Bottling Co. SA...      20,263
   48,084 Diageo, PLC..........................     516,298
   28,960 Foster's Group, Ltd..................      80,809
    3,600 Fraser & Neave, Ltd..................      18,057
    3,243 Heineken NV..........................     116,540
    2,157 Interbrew............................      45,468
      200 Ito En, Ltd..........................       6,478
    9,937 Kirin Brewery Co., Ltd...............      74,017
      645 Pernod Ricard SA.....................      64,187
    4,000 Sapporo Breweries, Ltd...............       9,775
    6,984 Scottish & Newcastle, PLC............      43,792
    2,794 Takara Shuzo Co......................      13,820
                                                -----------
                                                  1,100,268
                                                -----------

 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- -----------------------------------------------------------------
          BROADCASTING - 0.40%
   20,245 British Sky Broadcasting Group, PLC +...... $   220,034
        5 Fuji Television Network, Inc...............      15,692
    8,741 Mediaset SpA...............................      79,892
      907 Societe Television Francaise 1.............      26,822
    5,000 Television Broadcasts, Ltd.................      15,996
                                                      -----------
                                                          358,436
                                                      -----------
          BUILDING MATERIALS - 1.73%
    3,281 Amec, PLC..................................      12,317
   14,249 Asahi Glass Co., Ltd.......................      77,634
    3,800 Assa Abloy AB..............................      37,202
    8,105 Boral, Ltd.................................      25,892
    3,677 Bouygues SA +..............................      98,010
    3,269 BPB, PLC...................................      16,345
    1,370 CIMPOR-Cimentos de Portugal, SGPS, SA......       5,286
    4,522 Compagnie de Saint-Gobain..................     171,279
    7,433 CRH, PLC (Dublin)..........................     115,413
   13,382 CSR, Ltd...................................      16,227
    4,924 Fletcher Building, Ltd.....................       9,966
    1,199 Fomento de Construcciones y Contratas SA...      33,074
       21 Forbo Holding AG +.........................       6,449
   10,492 Hanson, PLC................................      60,714
      468 Heidelberger Zement AG +...................      12,662
    6,500 Hitachi Zosen Corp. +......................       3,971
      414 Holcim, Ltd................................      70,563
      106 Imerys SA..................................      15,461
    5,785 James Hardie Industries NV.................      25,269
   18,842 Kawasaki Heavy Industries, Ltd.............      15,296
    1,856 Lafarge SA.................................     118,003
    3,000 Matsushita Electric Works..................      16,722
   10,668 Mitsui Engineering & Shipbuilding Co., Ltd.      11,696
   26,000 New World Development Co., Ltd.............       9,418
    5,067 Nippon Sheet Glass Co., Ltd................      12,256
    3,571 Nishimatsu Construction Co., Ltd...........      11,028
      327 NKT Holding A/S............................       4,559
    9,861 Obayashi Corp..............................      29,298
    2,977 Okumura Corp...............................       8,945
   16,940 Pilkington, PLC............................      20,480
   13,382 Rinker Group, Ltd..........................      40,132
    3,780 RMC Group, PLC.............................      27,761
      697 Shimachu Co., Ltd..........................      10,267
    5,970 Skanska AB.................................      32,146
    5,796 Sumitomo Osaka Cement Co., Ltd.............       9,702
   12,000 Taiheiyo Cement Corp.......................      18,680

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          BUILDING MATERIALS - Continued
   12,384 Taisei Corp............................. $    24,253
    1,070 Technical Olympic SA....................       3,650
      229 Technip-Coflexip SA.....................      21,927
    5,100 ThyssenKrupp AG.........................      54,352
      410 Titan Cement Co.........................      15,568
    3,683 Toda Corp...............................       7,583
    4,275 Tostem Corp.............................      57,854
      500 Uponor Oyj..............................      10,763
      182 VA Technologie AG +.....................       5,352
    1,023 Vinci SA................................      70,336
    8,223 Wolseley, PLC...........................      88,968
                                                   -----------
                                                     1,570,729
                                                   -----------
          CHEMICAL - 1.83%
    4,079 Akzo Nobel NV...........................     103,496
   19,549 Asahi Kasei Corp........................      55,791
    7,850 BASF AG.................................     340,271
    7,057 BOC Group, PLC..........................      88,962
      471 CIBA Specialty Chemicals Holding, Inc. +      30,014
      985 Clariant AG +...........................       8,961
    4,427 Daicel Chemical Industries, Ltd.........      14,153
   10,180 Dainippon Ink and Chemicals, Inc........      16,529
    6,226 Denki Kagaku Kogyo Kabushiki Kaisha.....      16,101
   16,990 Imperial Chemical Industries, PLC.......      37,878
    4,000 Ishihara Sangyo Kaisha, Ltd. +..........       5,490
    3,114 Johnson Matthey, PLC....................      44,846
    4,081 Kaneka Corp.............................      22,508
    1,456 L'Air Liquide SA........................     222,308
      670 Lonza Group AG..........................      32,741
   26,401 Mitsubishi Chemical Corp................      49,052
    5,864 Mitsubishi Gas Chemical Co., Inc........      10,846
    4,000 Mitsui Chemicals, Inc...................      16,203
    1,000 Nippon Kayaku Co., Ltd. +...............       4,227
    1,000 Nippon Sanso Corp.......................       2,938
    2,502 Nippon Shokubai Co., Ltd................      13,653
    1,000 Nissan Chemical Industries..............       5,139
      900 Novozymes A/S, Series B.................      25,524
    3,954 Orica, Ltd..............................      25,778
    6,925 Sekisui Chemical Co., Ltd...............      19,879
    5,726 Shin Etsu Chemical Co...................     175,396
   13,798 Showa Denko K.K. +......................      22,865
      770 Solvay SA...............................      59,508
   19,000 Sumitomo Chemical.......................      52,157
    1,481 Syngenta AG.............................      75,614

- ------------------------------------------------------------------------------

28
       INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          CHEMICAL - Continued
    7,718 Tosoh Corp.......................... $    17,763
   11,463 UBE Industries, Ltd.................      16,597
      600 Uni Charm Corp......................      26,062
                                               -----------
                                                 1,659,250
                                               -----------
          COMMERCIAL SERVICES - 1.15%
   17,116 ABB, Ltd. +.........................      54,140
    2,918 Abertis Infraestructuras SA.........      42,562
      759 Acea SpA +..........................       3,455
      350 Aker Kvaerner.......................       4,133
    2,388 Ansell, Ltd. +......................       8,827
      156 Atos Origin +.......................       5,775
    5,911 Balfour Beatty, PLC.................      18,992
       20 Bellsystem 24, Inc..................       2,472
    1,214 Benesse Corp........................      18,898
   13,720 Brambles Industries, Ltd............      40,430
   10,323 Brambles Industries, PLC............      27,076
    1,697 Cap Gemini SA +.....................      58,947
    2,769 De La Rue, PLC......................      10,985
   24,728 Hays, PLC...........................      32,936
      602 ISS A/S.............................      20,697
      200 Itochu Techno-Science Corp..........       3,917
    3,282 JGC Corp............................      20,876
    3,036 Kinden Corp.........................       9,452
   32,000 Li & Fung, Ltd......................      39,802
    1,400 Linde AG............................      46,523
   11,385 Mayne Group, Ltd....................      19,150
    2,000 Mitsubishi Logistics Corp...........      10,679
    1,737 Nippon Comsys Corp..................       6,905
    1,048 Pechiney SA.........................      30,104
   28,021 Rentokil Initial, PLC...............      82,683
       59 SA D'Ieteren NV.....................       7,829
      351 Sagem SA............................      29,562
    3,159 Secom Co., Ltd......................      96,765
    4,453 Securicor, PLC......................       5,822
    4,900 Securitas AB........................      49,865
      100 SGS Societe Generale de Surveillance
           Holding SA.........................      41,228
    9,559 Shimizu Corp........................      23,441
   31,000 Singapore Tech Eng..................      30,205
    7,929 Smiths Group, PLC...................      86,697
    2,000 ST Assembly Test Services, Ltd. +...       1,591
      468 TIS, Inc............................       8,265

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          COMMERCIAL SERVICES - Continued
    2,626 Toyo Seikan Kaisha, Ltd............ $    23,472
      746 William Demant A/S +...............      17,493
                                              -----------
                                                1,042,651
                                              -----------
          CONGLOMERATES - 1.53%
    1,148 Amano Corp.........................       5,726
    1,192 DCC, PLC...........................      16,686
   41,000 Hutchison Whampoa, Ltd.............     249,723
   19,000 Itochu Corp........................      38,800
    9,000 Keppel Corp., Ltd..................      22,831
    3,000 Keppel Land, Ltd...................       2,127
    3,551 LVMH Moet Hennessy Louis Vuitton SA     182,203
   17,001 Mitsubishi Corp....................     106,287
      850 Modern Times Group AB +............      11,661
      624 Promotora de Informaciones SA......       5,248
   11,733 Siemens AG.........................     556,202
   21,406 Sonae, SGPS SA +...................      10,324
   12,000 Sumitomo Corp......................      50,818
    2,334 TUI AG.............................      30,530
       59 Valora Holding AG..................      10,418
    5,146 Wesfarmers, Ltd....................      84,175
    7,000 Wing Tai Holdings, Ltd.............       2,926
                                              -----------
                                                1,386,685
                                              -----------
          DRUGS - 8.65%
   24,983 AstraZeneca, PLC...................   1,012,809
   10,164 Aventis SA.........................     530,604
   10,400 Bayer AG...........................     212,496
      600 Celesio AG.........................      24,702
    3,921 Celltech Group, PLC +..............      21,340
    2,836 Chugai Pharmaceutical Co., Ltd.....      31,971
    2,261 CSL, Ltd...........................      17,571
    4,000 Daiichi Pharmaceutical Co., Ltd....      50,349
    3,806 Eisai Co., Ltd.....................      78,996
    4,802 Elan Corp., PLC +..................      27,403
    2,000 Fujisawa Pharmaceutical Co., Ltd...      36,323
   88,028 GlaxoSmithKline, PLC...............   1,738,868
      500 H Lundbeck A/S.....................       9,744
    1,214 Kaken Pharmaceutical Co., Ltd......       5,415
    5,265 Kyowa Hakko Kogyo Co., Ltd.........      26,218
    1,295 Merck KGaA.........................      44,024
   40,555 Novartis AG........................   1,589,507
    4,300 Novo-Nordisk A/S...................     150,223
      170 Omega Pharma SA....................       4,761

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          DRUGS - Continued
      500 Orion-Yhtyma Oyj........................ $     8,234
      966 Roche Holdings AG-Bearer................     114,956
   10,021 Roche Holdings AG-Genusschein...........     763,981
    6,183 Sanofi-Synthelabo SA....................     395,291
    2,700 Schering AG.............................     142,127
       50 Serono SA...............................      29,367
    4,507 Shionogi & Co...........................      63,634
    4,000 Taisho Pharmaceutical Co., Ltd..........      57,346
   12,000 Takeda Chemical Industries, Ltd.........     471,021
    1,665 UCB SA..................................      53,782
    5,000 Yamanouchi Pharmaceutical Co., Ltd......     134,745
                                                   -----------
                                                     7,847,808
                                                   -----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 4.09%
    1,210 Advantest Corp..........................      47,596
      369 Aixtron AG..............................       1,320
    2,449 Alps Electric Co., Ltd..................      28,346
      150 Bang & Olufsen A/S......................       3,779
      151 Barco NV................................       9,245
   12,000 Canon, Inc..............................     502,155
   11,822 Chubb, PLC..............................      12,015
    2,401 Dainippon Screen Manufacturing
           Co., Ltd. +............................      10,047
   27,597 Dixons Group, PLC.......................      52,252
   34,235 Elec De Portugal SA.....................      72,890
    6,201 Electrocomponents, PLC..................      32,504
      800 Epcos AG +..............................      10,888
    2,300 Fanuc, Ltd..............................     103,946
    3,000 Fuji Electric Co., Ltd..................       5,649
    5,000 Fujikura, Ltd...........................      14,353
    1,500 GN Store Nord +.........................       6,512
      481 Hirose Electric Co., Ltd................      36,432
    1,000 Hitachi Cable, Ltd......................       2,302
   42,849 Hitachi, Ltd............................     167,114
   49,919 Invensys PLC............................      13,911
   39,500 Johnson Electric Holdings...............      46,345
    1,000 JSR Corp................................      11,232
      200 Keyence Corp............................      35,218
   11,818 Kidde, PLC..............................      15,208
      570 Kudelski SA +...........................      10,765
    2,443 Kyocera Corp............................     131,468
      200 Mabuchi Motor Co., Ltd..................      14,496
   30,000 Matsushita Electric Industrial Co., Ltd.     273,172
   28,000 Mitsubishi Electric Corp................      80,378

- -----------------------------------------------------------------------------

                                                                             29
May 31, 2003
      INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
      500 Mitsumi Electric Co., Ltd......... $     4,486
    3,473 Murata Manufacturing Co., Ltd.....     134,577
   22,441 NEC Corp. +.......................      92,405
    1,500 Nera ASA +........................       2,063
    4,537 NGK Insulators, Ltd...............      24,188
    2,107 Nitto Denko Corp..................      64,188
    6,134 Novar, PLC........................      12,268
    1,245 OCE NV............................      12,434
    3,000 Oki Electric Industry Co., Ltd. +.       7,156
    3,484 Omron Corp........................      49,365
   18,162 Philips Electronics NV............     354,856
    4,000 Ricoh Co., Ltd....................      59,589
    5,000 Sankyo Co., Ltd...................      59,045
   24,000 Sanyo Electric Co., Ltd...........      76,528
    2,398 Schneider Electric SA.............     109,643
   14,330 Sharp Corp........................     157,710
      900 SMC Corp..........................      68,996
   12,462 Sony Corp.........................     331,666
    1,000 Stanley Electric..................      13,600
    9,087 Sumitomo Electric Industries, Ltd.      57,647
    2,000 Taiyo Yuden Co....................      16,906
      900 TDK Corp..........................      39,921
   43,618 Toshiba Corp......................     132,513
    1,000 Ushio, Inc........................      11,608
    3,000 Venture Corp, Ltd.................      26,117
    1,494 Vestas Wind Systems AS............      13,729
    3,000 Yokogawa Electric Corp............      20,287
                                             -----------
                                               3,705,029
                                             -----------
          FINANCE COMPANIES - 0.20%
      200 Aeon Credit Service Co., Ltd......       5,909
      350 Aiful Corp........................      14,675
    2,054 Credit Saison Co., Ltd............      36,100
    1,400 Promise Co., Ltd..................      54,250
    1,310 Takefuji Corp.....................      72,470
                                             -----------
                                                 183,404
                                             -----------
          FINANCIAL SERVICES - 3.00%
    8,686 3I Group, PLC.....................      83,725
    1,469 Acom Co., Ltd.....................      50,407
   15,953 AMP, Ltd..........................      49,611
   11,183 Amvescap, PLC.....................      67,921
    1,945 Banca Fideuram SpA................      10,593

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ---------------------------------------------------------------
          FINANCIAL SERVICES - Continued
   55,521 Banca Intesa SpA......................... $   177,641
   12,123 Banca Nazionale Del Lavoro SpA +.........      21,077
    5,483 Banca Popolare di Milano SCRL............      24,315
    3,000 Cheung Kong Infrastructure Holdings, Ltd.       6,251
   16,087 Credit Suisse Group......................     434,750
   18,045 Daiwa Securities Co., Ltd................      79,589
    8,000 Deutsche Bank AG.........................     468,638
   13,876 Fortis NL................................     229,166
      350 Gjensidige NOR ASA.......................      13,602
    8,000 Hong Kong Exchanges & Clearing, Ltd......      10,566
   11,400 IntesaBci SpA Di Risp....................      24,272
    3,978 Irish Life & Permanent, PLC..............      49,133
   73,533 Legal & General Group, PLC...............     103,968
    1,717 Man Group, PLC...........................      35,155
      400 Marschollek Lauten AG +..................       4,926
    1,551 Mediolanum SpA...........................       8,703
      105 Mizuho Financial Group, Inc. +...........      61,075
    9,000 Nikko Securities Co., Ltd................      27,192
      959 OM AB....................................       6,362
    1,100 Orix Corp................................      52,659
    3,500 Provident Financial, PLC.................      36,061
    4,350 Sampo Oyj................................      34,181
    3,176 Schroders, PLC...........................      34,935
      600 Smedvig, Class A.........................       3,507
      400 Smedvig, Class B.........................       1,973
    5,603 Suncorp Metway...........................      40,985
   49,618 UniCredito Italiano SpA..................     227,042
    6,000 Yamaichi Securities Co.,
           Ltd. ADR + /(1)(4)/.....................           0
    1,995 Zurich Financial Services Group..........     242,004
                                                    -----------
                                                      2,721,985
                                                    -----------
          FOODS - 2.25%
    8,807 Ajinomoto Co., Inc.......................      87,565
      110 Ariake Co................................       3,102
   29,194 Cadbury Schweppes, PLC...................     169,895
      581 Casino Guichard Perrachon SA.............      43,022
      395 Colruyt SA...............................      27,228
   31,646 Compass Group, PLC.......................     173,270
      850 Danisco A/S..............................      32,321
      986 Delhaize 'Le Lion' SA....................      31,907
    2,670 Greencore Group, PLC.....................       9,359
    1,821 Groupe Danone............................     250,405
      283 House Food Corp..........................       2,558
      703 Katokichi Co., Ltd.......................      11,497

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          FOODS - Continued
    2,098 Kerry Group, PLC...................... $    32,453
    1,030 Kesko Oyj.............................      12,431
    2,531 Kikkoman Corp.........................      16,438
    4,000 Meiji Dairies Corp....................      14,496
    4,975 Meiji Seika Kaisha, Ltd...............      15,989
    4,213 Nichirei Corp.........................      13,751
    2,000 Nippon Meat Packers, Inc..............      19,032
    1,963 Nisshin Seifun Group, Inc.............      13,849
      855 Nissin Food Products Co., Ltd.........      18,068
    1,026 Numico Koninklijike NV................      13,022
    2,974 Orkla ASA.............................      54,231
    1,362 Parmalat Finanziaria SpA..............       4,005
    1,000 QP Corp...............................       8,210
    2,000 Snow Brand Milk Products Co., Ltd. +..       4,637
    1,813 Sodexho Alliance SA...................      45,063
    6,527 Tate & Lyle, PLC......................      33,704
    8,152 Unilever NV...........................     476,583
   41,527 Unilever, PLC.........................     370,329
    2,258 Yakult Honsha Co., Ltd................      28,725
                                                 -----------
                                                   2,037,145
                                                 -----------
          FREIGHT - 0.89%
        7 A P Moller-Maersk A/S ADR.............     109,243
    2,384 Associated British Ports Holdings, PLC      14,265
    1,599 Buhrmann NV +.........................       6,357
       87 Compagnie Maritime Belge SA...........       6,243
       10 D/S 1912..............................     104,094
    2,400 Deutsche Post AG......................      36,559
      125 DSV, De Sammensluttede Vognmaend A/S..       3,228
    4,244 Exel, PLC.............................      46,544
      900 Frontline, Ltd........................      13,049
    3,135 Kamigumi Co., Ltd.....................      14,588
    7,631 Kawasaki Kisen Kaisha, Ltd............      17,371
   19,331 Mitsui & Co., Ltd.....................      89,306
    5,000 Mitsui OSK Lines, Ltd.................      13,349
   14,000 Neptune Orient Lines, Ltd. +..........      10,654
   12,879 Nippon Express Co., Ltd...............      46,349
   16,000 Nippon Yusen Kabushiki Kaish
           Svendborg............................      51,555
    9,734 Peninsular and Oriental Steam
           Navigation Co........................      36,701
    1,893 Seino Transportation Co., Ltd.........      10,742
   17,000 SembCorp Industries, Ltd..............      10,977

- ------------------------------------------------------------------------------

30
       INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                     MARKET
OF SHARES                                   VALUE
- ----------------------------------------------------
          FREIGHT - Continued
    2,000 SembCorp Logistics, Ltd......... $   2,214
    4,000 SembCorp Marine, Ltd............     2,191
    5,809 TPG NV..........................   100,720
    5,923 Yamato Transport Co., Ltd.......    63,401
                                           ---------
                                             809,700
                                           ---------
          HARDWARE & TOOLS - 0.02%
      270 Bekaert SA......................    12,659
      100 Union Tool Co...................     2,804
                                           ---------
                                              15,463
                                           ---------
          HEALTHCARE - 0.31%
   12,831 Boots Group, PLC................   131,041
      748 Cochlear, Ltd...................    15,171
      100 Coloplast A/S...................     7,288
    1,435 Essilor International SA........    58,405
    1,140 Fisher & Paykel Healthcare Corp.     7,258
    3,000 Gambro, Series A................    17,197
    1,400 Gambro, Series B................     8,115
      600 Instrumentarium Oyj.............    23,785
    8,000 Parkway Holdings................     3,482
      271 Phonak Holding AG...............     2,798
    2,696 SSL International, PLC..........     9,895
                                           ---------
                                             284,435
                                           ---------
          HEAVY DUTY TRUCKS/PARTS - 0.01%
    4,000 GES International, Ltd..........       727
    2,000 Hino Motors, Ltd................     8,888
                                           ---------
                                               9,615
                                           ---------
          HOME BUILDERS - 0.24%
    3,354 Barratt Developments, PLC.......    25,841
    1,918 Berkeley Group, PLC.............    21,695
    7,070 Daiwa House Industry Co., Ltd...    45,088
    5,300 George Wimpey, PLC..............    24,588
      856 Hellenic Technodomiki SA +......     5,639
    9,000 Sekisui House, Ltd. ADR.........    67,565
    7,867 Taylor Woodrow, PLC.............    27,405
                                           ---------
                                             217,821
                                           ---------

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- --------------------------------------------------------------
          HOSPITAL SUPPLIES - 0.18%
    9,151 Amersham, PLC............................ $   70,206
    1,000 Fresenius Medical Care AG................     48,393
    2,700 Terumo Corp..............................     43,499
                                                    ----------
                                                       162,098
                                                    ----------
          HOUSEHOLD PRODUCTS - 1.00%
      300 Aderans Co...............................      5,473
      839 Beiersdorf AG............................    115,953
      883 Fisher & Paykel Appliances Holdings, Ltd.      6,365
      117 Givaudan AG..............................     46,261
    6,950 Kanebo, Ltd. +...........................      7,154
    8,000 KAO Corp.................................    147,299
    5,490 L'Oreal SA...............................    398,452
    1,921 Noritake Co., Ltd........................      5,000
    4,067 Reckitt Benckiser, PLC...................     79,271
    5,000 Shiseido Co..............................     54,316
    4,771 Toto, Ltd................................     26,633
    9,700 Waterford Wedgewood, PLC.................      2,510
      200 Wella AG +...............................     15,410
                                                    ----------
                                                       910,097
                                                    ----------
          HUMAN RESOURCES - 0.15%
    1,984 Adecco SA................................     74,105
    8,959 Capita Group, PLC........................     34,366
      516 Meitec Corp..............................     15,201
    1,601 Vedior NV................................     13,108
                                                    ----------
                                                       136,780
                                                    ----------
          INFORMATION PROCESSING -
          HARDWARE - 0.10%
    3,292 Casio Computer Co., Ltd..................     19,754
      602 Logitech International SA +..............     25,536
      680 Nidec Corp...............................     42,683
                                                    ----------
                                                        87,973
                                                    ----------
          INFORMATION PROCESSING -
           SERVICES - 0.22%
    6,662 Computershare, Ltd.......................      7,384
    1,000 CSK Corp.................................     23,350
      400 EDB Business Partner ASA +...............      1,166
   10,603 Logica, PLC..............................     23,986
        2 Net One Systems Co., Ltd.................      8,687
      100 Nippon System Development Co., Ltd.......      1,268
       10 NTT Data Corp............................     25,108

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -----------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - Continued
   39,883 SEAT Pagine Gialle SpA +.............. $   29,274
    3,600 Softbank Corp.........................     48,147
    1,190 TietoEnator Oyj.......................     20,675
       78 Trans Cosmos, Inc.....................        895
    4,471 Wm-data AB +..........................      7,142
                                                 ----------
                                                    197,082
                                                 ----------
          INFORMATION PROCESSING -
          SOFTWARE - 0.57%
      436 Business Objects SA +.................      9,016
    1,141 Dassault Systemes SA..................     37,460
      428 Fuji Soft ABC, Inc....................      6,215
      100 Hitachi Software Engineering Co., Ltd.      1,996
    8,229 Misys, PLC............................     29,846
      200 Oracle Corp...........................      6,478
   17,242 Sage Group, PLC.......................     45,294
    3,200 SAP AG................................    359,289
      400 Topdanmark AS +.......................     15,210
      500 Trend Micro, Inc. +...................      8,600
                                                 ----------
                                                    519,404
                                                 ----------
          INSURANCE - 3.20%
   16,878 Aegon NV..............................    159,424
    4,828 Alleanza Assicurazioni SpA............     49,125
    2,788 Allianz AG............................    211,201
   15,758 Assicurazioni Generali SpA............    375,172
   32,161 Aviva, PLC............................    234,611
   22,139 AXA...................................    331,777
    1,943 Corp Mapfre SA........................     20,341
   26,701 ING Groep NV..........................    430,295
    9,978 Insurance Australia Group, Ltd........     21,727
       18 Millea Holdings, Inc..................    130,309
   18,996 Mitsui Sumitomo Insurance Co., Ltd....     85,533
    1,520 Munchener Ruckversicherungs AG........    164,011
      400 Pohjola Yhtyma Oyj....................      6,550
   28,421 Prudential, PLC.......................    177,044
    7,927 QBE Insurance Group, Ltd..............     46,409
    5,450 Riunione Adriatica di Sicurta SpA.....     84,815
   10,264 Royal & Sun Alliance Insurance
           Group, PLC...........................     23,935
   13,870 Skandia Forsakrings AB................     39,128
    5,000 Sompo Japan Insurance, Inc............     22,723
    3,568 Storebrand ASA +......................     15,732

- ------------------------------------------------------------------------------

                                                                             31
May 31, 2003
      INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          INSURANCE - Continued
    4,190 Swiss Reinsurance................... $   269,254
                                               -----------
                                                 2,899,116
                                               -----------
          LEISURE AND TOURISM - 0.99%
    2,829 Accor SA............................     106,355
    1,683 Amadeus Global Travel SA............       9,760
      350 Amer Group..........................      11,137
    5,148 Aristocrat Leisure, Ltd.............       3,121
    2,516 Autogrill SpA +.....................      27,198
    6,419 Brisa-Auto Estradas de Portugal SA..      35,941
      300 Capcom Co., Ltd.....................       2,634
    2,967 Carnival, PLC.......................      83,414
      235 Club Mediterranee SA +..............       5,377
      950 Creative Technology, Ltd............       6,353
   11,248 EMI Group, PLC......................      22,864
   39,482 Granada, PLC........................      57,280
   22,432 Hilton Group PLC....................      62,790
    5,000 Hotel Properties, Ltd...............       2,407
   10,469 InterContinental Hotels Group, PLC +      74,439
    1,561 Konami Co...........................      25,214
       43 Kuoni Reisen Holding AG.............      10,894
      668 Namco, Ltd..........................       9,784
      767 NH Hoteles SA +.....................       7,759
    1,700 Nintendo Co., Ltd...................     126,200
      971 Oriental Land Co., Ltd..............      40,226
    8,020 Rank Group, PLC.....................      32,868
      900 Sanrio Co., Ltd. +..................       3,578
   24,000 Shangri La Asia, Ltd................      14,618
    1,464 Sky City Entertainment, Ltd.........       7,134
    1,845 Sol Melia SA........................       8,855
   16,929 Stagecoach Group, PLC...............      14,292
    3,568 Tab Corp............................       7,700
    3,727 Tab Corp. Holdings, Ltd.............      24,978
    2,869 TelePizza SA +......................       3,375
    3,200 Toho Co.............................      27,612
    1,000 Yamaha Motor Co.....................       7,733
      676 Zodiac SA...........................      15,522
                                               -----------
                                                   899,412
                                               -----------
          MACHINERY - 1.08%
    3,863 Amada Co., Ltd......................       9,764
    1,828 Atlas Copco AB, Series A............      43,799
      995 Atlas Copco AB, Series B............      22,430

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          MACHINERY - Continued
    6,530 BBA Group, PLC...................... $    23,069
      600 Buderus AG..........................      20,877
    1,379 Daifuku Co., Ltd....................       3,924
    3,010 Daikin Industries, Ltd..............      51,139
    4,000 Ebara Corp..........................      11,851
       50 Fischer Georg AG +..................       5,259
    8,280 FKI, PLC............................      12,148
      600 FLS Industries A/S +................       5,799
      628 Fuji Machine Manufacturing Co., Ltd.       4,310
    1,919 Grupo Dragados SA...................      38,532
    5,015 IMI, PLC............................      25,177
   17,596 Ishikawajima-Harima Heavy
           Industries Co., Ltd................      15,610
   12,000 Kajima Corp.........................      26,614
      100 KCI Konecranes International........       2,294
   13,000 Komatsu, Ltd........................      47,872
      905 Komori Corp.........................       8,195
      720 Kone Corp...........................      26,839
    2,000 Koyo Seiko Co., Ltd.................      12,453
   17,000 Kubota Corp.........................      40,265
    1,344 Kyowa Exeo Corp.....................       3,678
    3,026 Leighton Holdings, Ltd..............      17,519
    2,000 Makita Corp.........................      15,466
    1,900 Man AG..............................      32,340
    1,750 Metso Oyj...........................      16,674
    5,125 Minebea Co., Ltd....................      16,814
   46,000 Mitsubishi Heavy Industries, Ltd....      98,171
    1,149 Mori Seiki Co., Ltd.................       5,327
      100 NEG Micon USA, Inc. +...............         951
    7,077 NSK, Ltd............................      18,953
    6,277 NTN Corp............................      22,747
    1,500 Rautaruukki Oyj +...................       6,970
      270 RHI AG +............................       3,236
    4,569 Rolls-Royce, PLC....................       9,269
    3,700 Sandvik AB..........................      94,371
    1,540 Shimano, Inc........................      25,133
    4,000 Showa Shell Sekiyu..................      26,681
      600 SKF AB, Class A.....................      16,695
      923 SKF AB, Class B.....................      25,622
       47 Sulzer AG...........................       6,459
    8,000 Sumitomo Heavy Industries, Ltd. +...       8,905
    1,066 Takuma Co...........................       5,469
      700 THK Co..............................       7,962
    2,500 Tomra Systems ASA...................      12,443

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          MACHINERY - Continued
    1,100 Toyota Industries Corp............ $    17,142
      600 Wartsila Oyj......................       7,446
                                             -----------
                                                 980,663
                                             -----------
          MEDICAL TECHNOLOGY - 0.23%
      121 Centerpulse AG +..................      33,211
      150 Nobel Biocare Holding AG..........       9,680
    1,939 Qiagen NV +.......................      18,315
   13,190 Smith & Nephew, PLC...............      80,003
    5,467 SNIA SPA +........................      11,125
    1,640 Sonic Healthcare, Ltd.............       6,961
       31 Synthes-Stratec, Inc..............      21,182
       93 Tecan Group AG....................       2,406
    2,421 Zeltia SA +.......................      22,071
                                             -----------
                                                 204,954
                                             -----------
          METALS - 1.66%
      751 Acerinox SA.......................      28,445
      120 Aluminium of Greece SAIC..........       2,222
   15,757 Alumina, Ltd......................      44,173
    5,012 Arcelor...........................      55,714
   52,800 BHP Billiton, Ltd.................     296,037
   17,603 BHP Billiton, PLC.................      91,620
   44,520 Corus Group, PLC +................      11,641
    1,000 Dowa Mining Co., Ltd..............       3,674
    7,093 Hennes & Mauritz AB, Class B......     163,551
      200 Hoganas AB, Class B...............       3,955
    2,947 Iluka Resources, Ltd..............       7,685
    5,500 JFE Holding, Inc..................      64,627
   28,493 MIM Holdings, Ltd.................      29,164
   14,000 Mitsubishi Materials Corp. +......      13,474
    7,977 Mitsui Mining & Smelting Co., Ltd.      20,563
    3,989 Newcrest Mining, Ltd..............      19,635
   87,389 Nippon Steel Corp.................      99,468
    7,259 OneSteel, Ltd.....................       8,187
    1,600 Outokumpu Oyj.....................      13,306
    4,435 Rio Tinto, Ltd....................      89,865
   15,184 Rio Tinto, PLC....................     297,698
      400 SAPA AB...........................       8,090
    1,962 Sons Of Gwalia, Ltd...............       2,763
    1,200 SSAB Svenskt Stal AB..............      17,004
   47,000 Sumitomo Metal Industries, Ltd....      22,421
    7,341 Sumitomo Metal Mining Co., Ltd....      27,586
      290 Umicore...........................      13,318

- ------------------------------------------------------------------------------

32
       INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          METALS - Continued
    1,220 Viohalco.......................... $     5,539
      142 Voest Alpine AG...................       4,794
   15,757 WMC Resources, Ltd. +.............      39,550
                                             -----------
                                               1,505,769
                                             -----------
          MISCELLANEOUS - 0.63%
    1,497 Agfa-Gevaert NV...................      33,281
      820 Attica Enterprise Holding SA......       1,794
    6,973 Fuji Photo Film Co., Ltd..........     193,168
    1,381 Groupe Bruxelles Lambert SA.......      61,730
    2,695 Haw Par Corp., Ltd................       5,904
    4,336 Konica Corp.......................      39,809
    4,485 Nikon Corp. +.....................      30,329
    3,206 Olympus Optical Co., Ltd..........      60,640
   18,316 Swire Pacific, Ltd................      78,444
    1,000 Tokyo Style Co....................       7,842
    6,904 Transurban Group..................      21,695
   21,000 Wharf Holdings, Ltd...............      40,257
                                             -----------
                                                 574,893
                                             -----------
          MULTIMEDIA - 0.58%
    9,581 Carlton Communications, PLC.......      21,675
    1,880 Lagardere SCA.....................      77,489
   25,372 News Corp., Ltd...................     192,210
   11,418 Pearson, PLC......................     106,690
      451 PT Multimedia SGPS +..............       8,223
      929 Publishing & Broadcasting, Ltd....       5,669
   20,419 Reuters Group, PLC................      60,753
    2,659 Terra Networks SA +...............      16,921
      756 Thomson...........................      13,001
    2,301 Tiscali SpA +.....................      11,557
    1,000 Tokyo Broadcasting................      10,562
                                             -----------
                                                 524,750
                                             -----------
          OIL AND GAS - 8.80%
    5,130 Australian Gas Light Co., Ltd.....      37,960
   50,323 BG Group, PLC.....................     223,354
  320,151 BP, PLC @.........................   2,193,764
    9,300 E. ON AG..........................     479,045
   48,509 ENI-Ente Nazionale Idrocarburi SpA     782,879
    3,000 Fortum Oyj........................      23,538
    4,151 Gas Natural SDG SA................      84,619
    1,304 Hellenic Petroleum SA.............       9,203
      426 IHC Caland NV.....................      22,555

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          OIL AND GAS - Continued
    7,000 Nippon Mining Holdings, Inc....... $    12,771
   21,000 Nippon Oil Corp...................      80,144
    3,044 Norsk Hydro ASA...................     134,674
      289 OMV AG............................      32,295
   31,188 Osaka Gas Co., Ltd................      85,876
   15,673 Repsol YPF SA.....................     247,782
   29,973 Royal Dutch Petroleum Co..........   1,355,289
    8,834 Santos, Ltd.......................      30,409
    6,127 Scottish & Southern Energy, PLC...      63,729
   69,550 Shell Transport & Trading Co., PLC     457,194
    6,200 Statoil ASA.......................      54,212
    3,711 Teikoku Oil Co....................      11,057
   38,077 Tokyo Gas Co., Ltd................     119,185
    2,000 TonenGeneral Sekiyu KK............      13,508
    9,554 TotalFinaElf SA, Class B @........   1,399,178
    3,328 Woodside Petroleum................      24,843
                                             -----------
                                               7,979,063
                                             -----------
          PAPER/FOREST PRODUCTS - 0.65%
    9,208 Amcor, Ltd........................      49,226
    6,613 Bunzl, PLC........................      48,783
   18,614 Carter Holt Harvey, Ltd...........      16,959
    2,513 Fletcher Challenge Forest, Ltd. +.       1,420
      300 Holmen AB, Series B...............       8,077
      154 Mayr-Melnhof Karton AG............      13,224
    4,000 Mitsubishi Paper Mills, Ltd. +....       4,151
      460 MJ Maillis SA.....................       1,412
       13 Nippon Unipac Holdings............      44,391
    1,500 Norske Skogsindustrier ASA........      21,299
   12,528 OJI Paper Co., Ltd................      50,328
    4,587 PaperlinX, Ltd....................      13,368
    6,128 Rexam, PLC........................      38,073
    9,422 Southcorp, Ltd....................      16,708
    4,600 Stora Enso Oyj....................      47,887
    2,016 Sumitomo Forestry Co..............       9,010
    3,000 Svenska Cellulosa AB..............     103,568
    7,044 UPM-Kymmene Oyj...................      98,105
                                             -----------
                                                 585,989
                                             -----------
          PUBLISHING - 0.75%
    2,557 Arnoldo Mondadori Editore SpA.....      19,310
   10,000 Dai Nippon Printing Co., Ltd......     103,109
    2,173 Daily Mail & General Trust........      21,142

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          PUBLISHING - Continued
    3,685 Gruppo Editoriale L'Espresso SpA.. $    14,738
      919 Independent Newspapers, Ltd.......       2,273
    6,915 Independent Newspapers, PLC.......      11,957
    3,666 John Fairfax Holdings, Ltd........       7,003
    9,980 Reed Elsevier NV..................     119,156
   18,041 Reed Elsevier, PLC................     148,169
      800 Schibsted ASA.....................      10,463
   14,372 SCMP Group, Ltd...................       5,482
    5,000 Singapore Press Holdings, Ltd.....      48,141
    9,477 Toppan Printing Co................      61,152
    2,390 United Business Media, PLC........      12,655
    1,525 VNU NV............................      44,290
    4,033 Wolters Kluwer NV.................      51,046
                                             -----------
                                                 680,086
                                             -----------
          RAILROADS & EQUIPMENT - 0.65%
       20 Central Japan Railway Co..........     137,590
       48 East Japan Railway Co.............     230,991
    6,582 Keihin Electric Express
           Railway Co., Ltd.................      31,785
    4,000 Keio Electric Railway Co., Ltd....      18,848
   23,072 Kinki Nippon Railway Co., Ltd. +..      55,998
    9,500 MTR Corp..........................      10,963
   10,000 RT Group, PLC +...................       8,852
    4,000 SMRT Corp., Ltd...................       1,361
   11,624 Tobu Railway Co...................      32,979
   14,426 Tokyu Corp........................      38,394
        7 West Japan Railway Co.............      25,250
                                             -----------
                                                 593,011
                                             -----------
          REAL ESTATE - 1.14%
    4,000 Allgreen Properties, Ltd..........       1,983
    7,393 British Land Co., PLC.............      58,324
    8,792 Canary Wharf Group, PLC +.........      25,943
   22,000 CapitaLand, Ltd...................      14,840
   16,503 CFS Gandel Retail Trust...........      15,816
   11,562 Cheung Kong Holdings, Ltd.........      70,422
    9,000 City Developments, Ltd............      20,444
    1,553 Daito Trust Construction Co., Ltd.      32,754
    8,200 Deutsche Office Trust.............       6,308
    1,500 Drott AB..........................      17,197
    2,896 Great Portland Estates, PLC.......      11,156
    4,037 Hammerson, PLC....................      33,569

- -----------------------------------------------------------------------------

                                                                             33
May 31, 2003
      INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          REAL ESTATE - Continued
    8,000 Hang Lung Properties, Ltd............ $     7,540
   14,000 Henderson Land Development...........      39,404
   12,000 Hysan Development Co., Ltd...........       9,386
    6,544 Land Securities Group, PLC...........      87,430
    6,133 Lend Lease Corp., Ltd................      34,026
      757 Metrovacesa SA.......................      21,015
    8,789 Mirvac Group.........................      25,097
   15,750 Mitsubishi Estate Co., Ltd...........      96,357
   11,000 Mitsui Fudosan Co., Ltd..............      64,812
    2,311 Pioneer Corp.........................      48,547
    6,690 Principal Office Fund................       7,197
    1,000 Singapore Land, Ltd..................       2,029
   38,000 Sino Land Co.........................      10,842
    5,912 Slough Estates, PLC..................      34,405
   11,631 Stockland Trust Group................      40,341
    3,000 Sumitomo Realty & Development........      10,646
   21,395 Sun Hung Kai Properties, Ltd.........     106,719
      632 Unibail SA...........................      46,352
    7,000 United OverSeas Land, Ltd............       7,628
    1,876 Vallehermoso SA......................      20,854
    3,089 WCM Beteiligungs-und Grundbesitz AG +       6,831
                                                -----------
                                                  1,036,214
                                                -----------
          REAL ESTATE INVESTMENT TRUSTS - 0.07%
    6,278 AMP Diversified Property Trust.......      12,729
   26,428 General Property Trust...............      53,240
                                                -----------
                                                     65,969
                                                -----------
          RETAIL - 4.32%
    3,000 7-Eleven, Inc. (Japan)...............      75,072
    4,015 AEON Co., Ltd........................      96,607
      500 Altana AG............................      30,937
      900 Aoyama Trading Co., Ltd..............      11,683
      200 Avex, Inc............................       2,042
    8,103 Carrefour SA.........................     362,867
    3,947 Citizen Watch Co., Ltd...............      20,778
   15,100 Coles Myer, Ltd......................      65,761
    2,978 Compagnie Financiere Richemont AG....      47,442
    4,500 Daiei, Inc. +........................       4,369
    3,477 Daimaru, Inc.........................      12,222
    5,638 David Jones, Ltd.....................       4,043
      400 Douglas Holding AG...................       8,117
      340 Duty Free Shops......................       4,007
      456 FamilyMart Co., Ltd..................       8,911

 NUMBER                                    MARKET
OF SHARES                                  VALUE
- ----------------------------------------------------
          RETAIL - Continued
      500 Fast Retailing Co., Ltd....... $    16,948
      210 Folli - Follie SA.............       2,870
   14,353 Great Universal Stores, PLC...     147,820
    2,120 Hankyu Department Stores, Inc.      11,338
    5,268 Harvey Norman Holdings, Ltd...       8,414
    1,600 Hoya Corp.....................     100,699
    2,694 Isetan Co., Ltd...............      16,910
    5,367 Ito-Yokado Co., Ltd...........     130,711
   23,436 J. Sainsbury, PLC.............     104,019
    1,025 Jeronimo Martins +............       8,151
      900 KarstadtQuelle AG.............      17,712
   18,406 Kingfisher, PLC...............      77,167
    1,562 Kokuyo Co., Ltd...............      11,844
   11,146 Koninklijke Ahold NV..........      83,649
    1,208 Koninklijke Vendex KBB NV.....      14,693
      300 Lawson, Inc...................       8,989
    4,996 Marui Co., Ltd................      41,646
    2,400 Metro AG......................      74,869
   10,469 Mitchells & Butlers, PLC +....      36,512
    6,000 Mitsukoshi, Ltd...............      14,914
    8,000 Mycal Corp. + /(4)/...........           1
    5,648 Nestle SA.....................   1,183,803
    2,385 Next, PLC.....................      37,729
      300 Ostasiatiske Kompagni.........       8,175
    1,175 Pinault-Printemps-Redoute SA..      97,511
    7,514 Safeway, PLC..................      33,104
      200 Saizeriya Co., Ltd............       1,650
    1,841 Sega Enterprises, Ltd. +......      11,325
    3,614 Seiyu, Ltd. +.................       7,289
      400 Shimamura Co..................      22,731
   12,093 Signet Group, PLC.............      16,900
    1,000 Skylark Co....................      12,060
      670 Societe BIC SA................      25,614
      300 Suzuken Co., Ltd..............       8,009
    1,810 Swatch Group AG...............      33,421
      488 Swatch Group AG, Class B......      44,585
    4,000 Takashimaya Co................      18,412
   99,334 Tesco, PLC....................     332,597
    2,295 UNY Co., Ltd..................      18,727
    3,687 Warehouse Group, Ltd..........       9,142
    3,199 Westfield Holdings............      31,868
   28,721 Westfield Trust...............      67,783
    2,108 Whitbread, PLC................      21,874

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          RETAIL - Continued
   14,814 Woolworths, Ltd.................. $   118,310
      600 Yamada Denki Co..................      11,876
    2,651 Yamaha Corp......................      35,876
    2,513 Yamazaki Baking Co...............      17,246
                                            -----------
                                              3,912,351
                                            -----------
          SECURITIES RELATED - 0.34%
      723 Australian Stock Exchange, Ltd...       5,798
      200 Deutsche Boerse AG...............      10,528
    1,000 Group 4 Falck A/S................      17,111
   27,000 Nomura Holdings, Inc.............     274,553
    5,000 Singapore Exchange...............       3,719
                                            -----------
                                                311,709
                                            -----------
          SEMICONDUCTORS - 0.81%
   14,473 ARM Holdings, PLC +..............      18,150
    4,000 ASM Pacific Technology...........      10,284
    6,326 ASML Holding NV +................      62,804
   12,000 Chartered Semiconductor
           Manufacturing, Ltd. +...........       6,088
      100 Fujitsu Support and Service, Inc.       1,422
   25,448 Fujitsu, Ltd.....................      82,850
    8,000 Furukawa Electric, Co., Ltd......      19,751
    2,500 Infineon Technologies AG +.......      22,379
    1,608 Rohm Co., Ltd....................     166,069
   10,086 STMicroelectronics NV............     228,385
    1,000 Sumitomo Bakelite................       3,992
    2,400 Tokyo Electron, Ltd..............      99,025
      131 Unaxis Holding AG................      11,667
                                            -----------
                                                732,866
                                            -----------
          TELECOMMUNICATIONS - 6.46%
   16,467 Alcatel SA +.....................     150,893
      458 Altran Technologies SA...........       3,260
    1,000 Anritsu Corp. +..................       4,695
  123,661 BT Group, PLC....................     390,232
   19,762 Cable & Wireless, PLC............      33,206
    2,000 Datacraft Asia, Ltd. +...........       1,330
       90 e.Biscom SpA +...................       2,657
    7,271 France Telecom SA................     179,696
    3,595 Hellenic Telecommunications
           Organization SA.................      37,975
      982 Intracom SA......................       5,314
   22,528 Koninklijke (Royal) KPN NV +.....     157,143

- ------------------------------------------------------------------------------

34
       INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ----------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
    3,000 Merkantildata ASA +....................... $     1,749
   67,572 Nokia Oyj.................................   1,216,120
      145 NTT DoCoMo, Inc...........................     304,599
   35,657 PCCW, Ltd. +..............................      23,318
   14,215 Portugal Telecom, SGPS SA.................     108,687
   89,000 Singapore Telecommunications, Ltd.........      75,941
    1,600 Tandberg ASA +............................       6,911
    2,470 TDC A/S...................................      72,203
    1,675 Tele2 AB, Class B +.......................      63,651
   23,794 Telecom Corp. of New Zealand, Ltd.........      72,720
  115,000 Telefonaktiebolaget LM Ericsson, Class B +     118,511
    7,800 Telenor ASA...............................      35,209
   35,068 TeliaSonera AB............................     138,230
   73,408 Telstra Corp., Ltd........................     215,841
   58,683 TIM SpA...................................     307,178
      897 Tower, Ltd. +.............................         781
  971,629 Vodafone Group, PLC.......................   2,110,450
    2,323 Vodafone-Panafon SA.......................      15,248
                                                     -----------
                                                       5,853,748
                                                     -----------
          TEXTILE - PRODUCTS - 0.18%
    5,461 Kuraray Co., Ltd..........................      32,724
   19,000 Marubeni Corp.............................      19,082
    8,042 Mitsubishi Rayon Co., Ltd.................      20,326
    2,532 Nisshinbo Industries, Inc.................      11,422
   12,277 Teijin, Ltd...............................      27,639
   18,992 Toray Industries, Inc.....................      41,645
    8,876 Toyobo Co.................................      13,223
                                                     -----------
                                                         166,061
                                                     -----------
          TOBACCO - 0.66%
    4,303 Altadis SA................................     122,188
   27,977 British American Tobacco, PLC.............     300,630
    3,715 Imperial Tobacco Group, PLC...............      66,990
       10 Japan Tobacco, Inc........................      60,091
      250 Papastratos...............................       5,246
    4,799 Swedish Match AB..........................      38,637
                                                     -----------
                                                         593,782
                                                     -----------
          UTILITIES - COMMUNICATION - 2.41%
   31,981 Deutsche Telekom AG +.....................     478,893
       89 Nippon Telegraph and Telephone Corp.......     306,884
      505 Swisscom AG...............................     151,791

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- ------------------------------------------------------------------
          UTILITIES - COMMUNICATION - Continued
   39,082 Telecom Italia SpA.......................... $   361,341
   21,964 Telecom Italia SpA RNC......................     122,722
   64,570 Telefonica SA +.............................     725,358
    1,314 Telefonica Publicidad e Informacion SA......       6,384
    2,494 Telekom Austria AG +........................      27,459
                                                       -----------
                                                         2,180,832
                                                       -----------
          UTILITIES - ELECTRIC - 2.98%
      777 ACS Actividades Co..........................      32,510
    1,722 Aggreko, PLC................................       4,538
    1,536 Alstom +....................................       6,179
    4,200 Chubu Electric Power Co., Inc...............      83,132
   31,500 CLP Holdings, Ltd...........................     135,716
    6,577 Contact Energy, Ltd.........................      17,636
      623 Electrabel..................................     158,512
   14,346 Endesa SA...................................     229,503
   43,235 Enel SpA....................................     301,075
      583 Energy Development, Ltd. +..................         669
   10,500 Hong Kong Electric Holdings, Ltd............      41,873
   12,215 Iberdrola SA................................     213,516
   15,936 International Power, PLC +..................      32,132
   11,900 Kansai Electric Power Co., Inc..............     194,208
    2,700 Kyushu Electric Power Co., Inc..............      42,912
   44,076 National Grid Transco, PLC..................     285,041
      286 Oesterreichisch Elektrizitatswirtschafts AG,
           Class A....................................      26,073
    4,398 Origin Energy, Ltd..........................      12,903
    6,400 RWE AG, Class A.............................     185,874
   26,319 Scottish Power, PLC.........................     155,753
    6,816 Tohoku Electric Power Co., Inc..............     105,533
   18,300 Tokyo Electric Power Co., Inc...............     369,875
    4,128 Union Electric Fenosa SA....................      62,639
                                                       -----------
                                                         2,697,802
                                                       -----------
          UTILITIES - GAS, DISTRIBUTION - 0.29%
   60,207 Centrica, PLC...............................     175,435
   70,400 Hong Kong & China Gas Co., Ltd..............      88,015
                                                       -----------
                                                           263,450
                                                       -----------
          WATER SERVICES - 0.73%
    1,410 Aguas de Barcelona..........................      17,996
      460 Athens Water Supply & Sewage Co. SA.........       1,786
    2,520 AWG, PLC +..................................      20,944
    2,805 Kelda Group, PLC............................      19,933

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          WATER SERVICES - Continued
    1,610 Kurita Water Industries, Ltd..... $    15,347
    2,449 Severn Trent, PLC................      30,030
    7,500 Suez Lyonnaise des Eaux SA +.....          88
   13,112 Suez SA..........................     222,872
    7,892 United Utilities, PLC............      79,435
   13,932 Vivendi Universal SA +...........     255,656
                                            -----------
                                                664,087
                                            -----------
          TOTAL COMMON STOCK
          (Cost $98,592,123)...............  78,867,996
                                            -----------
          PREFERRED STOCK - 0.33%
          APPAREL & PRODUCTS - 0.01%
      700 Boss Hugo AG 7.49%...............      10,243
                                            -----------
          AUTOMOTIVE - 0.07%
    1,474 Fiat SpA 6.16% +.................       6,467
       56 Porsche AG 0.64%.................      21,501
    1,500 Volkswagen AG 4.72%..............      38,377
                                            -----------
                                                 66,345
                                            -----------
          HOSPITAL SUPPLIES - 0.01%
      200 Fresenius Medical Care AG 2.88%..       7,152
                                            -----------
          LEISURE AND TOURISM - 0.01%
    1,665 ProSiebenSat.1 Media AG 2.54%....       8,324
                                            -----------
          MACHINERY - 0.02%
       80 Schindler Holding AG 1.95%.......      12,422
                                            -----------
          MULTIMEDIA - 0.19%
   27,419 News Corp., Ltd. 0.74%...........     174,111
                                            -----------
          PAPER/FOREST PRODUCTS - 0.00%
    4,750 Fletcher Challenge Forest, Ltd. +       2,684
                                            -----------
          UTILITIES - ELECTRIC - 0.02%
      600 RWE AG 4.58%.....................      15,379
                                            -----------
          TOTAL PREFERRED STOCK
          (Cost $368,021)..................     296,660
                                            -----------

- -----------------------------------------------------------------------------

                                                                             35
May 31, 2003
      INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS - CONTINUED


   PAR                                                     MARKET
  VALUE                                                    VALUE
- --------------------------------------------------------------------
           CORPORATE BONDS - 0.06%
           AEROSPACE/DEFENSE - 0.02%
  $  9,456 BAE Systems, PLC:
             7.45% due 11/29/03......................... $    15,712
                                                         -----------
           CONGLOMERATES - 0.01%
     8,000 TUI AG:
             2.13% due 6/17/04..........................       9,164
                                                         -----------
           OIL AND GAS - 0.03%
           Transco Holdings PLC:
     5,000   7.00% due 12/16/24.........................       9,554
     5,000   4.91% due 12/14/09/(3)/....................       8,158
     5,000   4.19% due 12/14/22.........................       9,523
                                                         -----------
                                                              27,235
                                                         -----------
           TOTAL CORPORATE BONDS
           (Cost $39,692)...............................      52,111
                                                         -----------
           SHORT-TERM INVESTMENTS - 0.44%
           COLLECTIVE INVESTMENT POOL - 0.00%
       100 Securities Lending Quality Trust/(2)/........         100
                                                         -----------
           U.S. TREASURY BILLS - 0.44%
   400,000 United States Treasury Bills:
             1.14% due 6/26/03 @........................     399,683
                                                         -----------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $399,783)..............................     399,783
                                                         -----------
           REPURCHASE AGREEMENT - 1.40%
$1,269,000 Agreement with State Street Bank & Trust Co.,
            bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/02/03
            in the amount of $1,269,123 and
            collateralized by Federal Home Loan
            Bank Notes, bearing interest at 1.30%,
            due 4/07/04 and having an approximate
            value of $1,307,969
            (Cost $1,269,000) @.........................   1,269,000
                                                         -----------
           TOTAL INVESTMENTS
           (Cost $100,668,619) - 89.20%.................  80,885,550
           Other assets and liabilities,
            net - 10.80%................................   9,794,714
                                                         -----------
           NET ASSETS - 100%............................ $90,680,264
                                                         -----------

         + Non-income producing.
         @ The security or a portion thereof represents collateral
          for open futures contracts.
         ADR - American Depository Receipt
         /(1)/ The security or a portion thereof is out on loan (see
          Note 2).
         /(2)/ The security is purchased with the cash collateral
          received from securities loaned (see Note 2).
         /(3)/ Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each downgrade or upgrade. The rate reflected is as of May 31, 2003.
         /(4)/ Fair valued security (see Note 2).

     Open Futures Contracts
                                                      Value
                                                      as of
     Number of                Expiration  Value at   May 31,    Unrealized
     Contracts  Description      Date    Trade Date   2003     Appreciation
     ----------------------------------------------------------------------
      2 Long   MSCI Singapore
               Index          June 2003  $   37,946 $   38,661   $    715
      1 Long   TOPIX Index    June 2003      66,815     69,950      3,135
      1 Long   IBEX 35 Index  June 2003      75,763     76,762        999
      81 Long  MSCI Pan Euro
               Index          June 2003   1,247,341  1,324,864     77,523
      16 Long  DJ Euro STOXX
               50 Index       June 2003     394,859    439,689     44,830
      20 Long  FTSE 100 Index June 2003   1,225,836  1,332,024    106,188
      9 Long   SPI 100 Index  June 2003     432,083    452,563     20,480
      14 Long  NIKKEI 225
               Index          June 2003     565,700    591,850     26,150
                                                                 --------
                                                                 $280,020
                                                                 ========

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

36
                                                                   May 31, 2003
         INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS


       PAR                                          MARKET
      VALUE                                         VALUE
- -------------------------------------------------------------
                  CORPORATE BONDS - 0.56%
                  UNITED KINGDOM - 0.56%
(Pounds)  540,000 Bank of America Corp.,
                   3.82% due 7/8/04/ (1)/....... $    885,190
                                                 ------------
                  TOTAL CORPORATE BONDS
                  (Cost $770,759)...............      885,190
                                                 ------------
                  GOVERNMENT BONDS - 95.18%
                  AUSTRALIA - 1.30%
      $A2,650,000 Government of Australia,
                   8.75% due 8/15/08............    2,050,093
                                                 ------------
                  AUSTRIA - 0.48%
  (Euro)  610,000 Republic of Austria,
                   4.65% due 1/15/18............      751,083
                                                 ------------
                  BELGIUM - 5.50%
                  Kingdom of Belgium:
  (Euro)3,126,840   7.00% due 5/15/06...........    4,152,243
  (Euro)  250,000   5.50% due 3/28/28...........      332,319
  (Euro)3,430,000   4.25% due 9/28/13...........    4,174,715
                                                 ------------
                                                    8,659,277
                                                 ------------
                  BRAZIL - 7.65%
                  Brazil Federative Republic:
     US$2,000,000   14.50% due 10/15/09.........    2,295,000
     US$  700,000   12.25% due 3/6/30...........      710,500
     US$2,100,000   11.00% due 1/11/12..........    2,079,000
     US$1,800,000   11.00% due 8/17/40..........    1,669,500
     US$5,479,775   8.00% due 4/15/14/ (2)/.....    4,844,121
     US$  480,000   2.13% due 4/15/06/ (1)/.....      447,360
                                                 ------------
                                                   12,045,481
                                                 ------------
                  BULGARIA - 0.58%
     US$  960,000 National Republic of Bulgaria,
                   2.19% due 7/28/11/(1)/.......      913,920
                                                 ------------
                  CANADA 1.35%
      C$2,650,000 Government of Canada,
                   6.00% due 6/1/08.............    2,123,519
                                                 ------------

      PAR                                        MARKET
     VALUE                                       VALUE
- ----------------------------------------------------------
                 COLOMBIA - 1.04%
                 Republic of Colombia:
   US$   750,000   11.75% due 2/25/20........ $    941,250
   US$   600,000   10.75% due 1/15/13........      696,750
                                              ------------
                                                 1,638,000
                                              ------------
                 COSTA RICA - 0.20%
   US$   300,000 Republic of Costa Rica,
                  8.05% due 1/31/13*.........      315,750
                                              ------------
                 DENMARK - 1.38%
                 Kingdom of Denmark:
    DK 1,250,000   7.00% due 11/10/24........      263,226
    DK10,500,000   6.00% due 11/15/09........    1,910,545
                                              ------------
                                                 2,173,771
                                              ------------
                 ECUADOR - 0.94%
                 Republic of Ecuador:
   US$ 1,000,000 6.00% due 8/15/30*/ (3)/....      640,000
   US$ 1,300,000 6.00% due 8/15/30/ (3)/.....      838,500
                                              ------------
                                                 1,478,500
                                              ------------
                 EL SALVADOR - 0.40%
                 Republic of El Salvador:
   US$   100,000   8.25% due 4/10/32*........      100,000
   US$   500,000   7.75% due 1/24/23*........      533,750
                                              ------------
                                                   633,750
                                              ------------
                 FINLAND - 0.36%
                 Republic of Finland:
(Euro)   254,563   7.25% due 4/18/06.........      337,727
(Euro)   168,187   6.00% due 4/25/08.........      223,715
                                              ------------
                                                   561,442
                                              ------------
                 FRANCE - 1.57%
                 Government of France:
(Euro) 1,000,000   5.50% due 4/25/10.........    1,334,100
(Euro)   855,347   5.50% due 4/25/29.........    1,141,594
                                              ------------
                                                 2,475,694
                                              ------------
                 GERMANY - 3.33%
                 Federal Republic of Germany:
(Euro) 1,033,875   6.50% due 10/14/05........    1,333,627
(Euro) 2,250,000   3.75% due 9/12/03.........    2,657,779

       PAR                                           MARKET
      VALUE                                          VALUE
- --------------------------------------------------------------
                  GERMANY - Continued
(Euro)  1,000,000 Kreditanstalt Fur Wiederaufbau,
                    4.75% due 8/18/06............ $  1,253,328
                                                  ------------
                                                     5,244,734
                                                  ------------
                  GREECE - 2.59%
                  Republic of Greece:
(Euro)  1,450,000   8.60% due 3/26/08............    2,130,632
(Euro)    216,837   6.50% due 10/22/19...........      313,299
(Euro)  1,216,837   6.00% due 5/19/10............    1,642,813
                                                  ------------
                                                     4,086,744
                                                  ------------
                  HUNGARY - 1.74%
    Ft555,000,000 Republic of Hungary,
                   8.50% due 10/12/05............    2,741,454
                                                  ------------
                  ITALY - 4.89%
                  Republic of Italy:
(Euro)    532,912   9.00% due 11/1/23............    1,004,362
(Euro)  1,974,684   6.75% due 2/1/07.............    2,648,017
(Euro)  3,250,000   4.25% due 11/1/09............    4,038,974
                                                  ------------
                                                     7,691,353
                                                  ------------
                  JAPAN - 14.60%
                  Government of Japan:
 (Yen)      300MM   5.00% due 9/21/09............    3,253,854
 (Yen)      360MM   4.20% due 9/21/15............    4,278,672
 (Yen)      450MM   3.30% due 6/20/06............    4,133,887
 (Yen)      280MM   2.70% due 3/20/07............    2,573,528
 (Yen)      445MM   1.80% due 6/21/10............    4,111,609
 (Yen)      265MM   1.40% due 9/20/11............    2,395,131
 (Yen)      100MM   0.24% due 6/22/15/ (1)/......      827,970
                                                  ------------
                                                    21,574,651
                                                  ------------
 (Yen)      155MM Japan Finance Corp.,
                   1.55% due 2/21/12.............    1,413,687
                                                  ------------
                  MEXICO - 6.55%
                  United Mexican States:
   US$  2,000,000   9.88% due 2/1/10.............    2,595,000
   US$  2,150,000   8.30% due 8/15/31............    2,544,525
   US$  2,450,000   8.13% due 12/30/19...........    2,848,125
   US$    500,000   7.50% due 1/14/12............      578,000
   US$  1,615,000   6.63% due 3/3/15.............    1,744,200
                                                  ------------
                                                    10,309,850
                                                  ------------
                  NETHERLANDS - 3.53%
                  Government of the Netherlands:
(Euro)  2,150,000   7.75% due 3/1/05.............    2,766,202

- -----------------------------------------------------------------------------

                                                                             37
   INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


      PAR                                      MARKET
     VALUE                                     VALUE
- --------------------------------------------------------
                 NETHERLANDS - (Continued)
(Euro) 2,100,144   5.50% due 7/15/10....... $  2,798,045
                                            ------------
                                               5,564,247
                                            ------------
                 NEW ZEALAND - 0.19%
   NZ$   500,000 Government of New Zealand,
                  6.50% due 2/15/05........      295,812
                                            ------------
                 PANAMA - 0.60%
                 Republic of Panama:
   US$   350,000   9.63% due 2/8/11........      406,000
   US$   500,000   8.88% due 9/30/27.......      537,500
                                            ------------
                                                 943,500
                                            ------------
                 PERU - 0.88%
                 Republic of Peru:
   US$   120,000   9.88% due 2/6/15........      137,400
   US$   690,000   9.13% due 2/21/12.......      759,000
   US$   600,000   4.50% due 9/7/03/ (4)/..      495,000
                                            ------------
                                               1,391,400
                                            ------------
                 PHILIPPINES - 1.47%
                 Republic of Philippines:
   US$   250,000   10.63% due 3/16/25......      289,375
   US$ 1,600,000   9.88% due 1/15/19.......    1,756,000
   US$   250,000   9.00% due 2/15/13.......      268,750
                                            ------------
                                               2,314,125
                                            ------------
                 RUSSIA - 7.87%
                 Russian Federation:
   US$ 2,000,000   12.75% due 6/24/28*.....    3,370,000
   US$ 1,000,000   11.00% due 7/24/18*.....    1,438,750
   US$ 2,150,000   8.25% due 3/31/10.......    2,494,000
   US$ 5,200,000   5.00% due 3/31/30/ (3)/.    5,096,000
                                            ------------
                                              12,398,750
                                            ------------
                 SOUTH AFRICA - 0.17%
   US$   225,000 Republic of South Africa,
                  7.38% due 4/25/12........      265,500
                                            ------------
                 SPAIN - 1.90%
(Euro) 2,106,012 Kingdom of Spain,
                  6.00% due 1/31/29........    2,998,351
                                            ------------
                 SWEDEN - 2.54%
    SK27,500,000 Kingdom of Sweden,
                  6.50% due 5/5/08.........    3,998,712
                                            ------------

       PAR                                            MARKET
      VALUE                                           VALUE
- ------------------------------------------------------------------
                     TURKEY - 1.28%
                     Republic of Turkey:
     US$  750,000      11.88% due 1/15/30......... $    799,687
     US$1,000,000      11.75% due 6/15/10.........    1,055,000
     US$  146,000      10.50% due 1/13/08.........      152,753
                                                   ------------
                                                      2,007,440
                                                   ------------
                     UNITED KINGDOM - 2.46%
                     Government of United Kingdom:
(Pounds)  100,000      8.00% due 6/7/21...........      238,530
(Pounds)1,785,250      5.75% due 12/7/09..........    3,233,852
(Pounds)  250,000      4.25% due 6/7/32...........      407,776
                                                   ------------
                                                      3,880,158
                                                   ------------
                     UNITED STATES - 14.36%
     US$2,000,000    Federal Farm Credit Bank,
                      5.55% due 3/26/08...........    2,279,460
     US$1,000,000    Federal Home Loan Bank,
                      6.80% due 11/21/16..........    1,272,739
     US$1,000,000    Federal Home Loan Mtg. Corp.,
                      5.13% due 1/15/12...........    1,295,754
                     Federal National Mtg. Assoc.:
     US$1,000,000      6.63% due 11/15/30.........    1,269,545
     US$    7,263      6.50% due 3/1/17...........        7,628
                     United States Treasury Bonds:
     US$2,270,000      8.00% due 11/15/21.........    3,351,087
     US$1,160,000      6.38% due 8/15/27..........    1,489,105
     US$1,900,000      6.25% due 8/15/23..........    2,378,563
                     United States Treasury Notes:
     US$7,000,000      5.88% due 11/15/05.........    7,746,214
     US$1,345,000      5.00% due 2/15/11..........    1,526,942
                                                   ------------
                                                     22,617,037
                                                   ------------
                     VENEZUELA - 1.48%
                     Republic of Venezuela:
     US$1,000,000      9.25% due 9/15/27..........      715,000
     US$2,023,786      2.31% due 12/18/07.........    1,619,029
                                                   ------------
                                                      2,334,029
                                                   ------------
                     TOTAL GOVERNMENT BONDS
                     (Cost $129,475,391)..........  149,891,814
                                                   ------------
                     SUPRANATIONAL - 1.56%
  (Euro)2,000,000    European Investment Bank,
                      4.00% due 1/15/07
                     (Cost $1,752,738)............    2,451,174
                                                   ------------

  NUMBER
    OF                                                 MARKET
  RIGHTS                                               VALUE
- -----------------------------------------------------------------
           RIGHTS 0.0% +
 2,000,000 United Mexican States /(5)/ (Cost $0)... $      5,150
                                                    ------------
   PAR
  VALUE
- -----------
           SHORT-TERM INVESTMENTS - 2.38%
           COLLECTIVE INVESTMENT POOL - 2.38%
$3,736,278 Securities Lending Quality Trust/ (6)/
            (Cost $3,736,278)......................    3,736,278
                                                    ------------
           REPURCHASE AGREEMENT 3.19%
$5,025,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/2/03 in
            the amount of $5,025,485 and
            collateralized by Federal Home Loan
            Bank Bonds, bearing interest at 1.50%,
            due 5/13/05 and by Federal National
            Mtg. Assn. Notes, bearing interest at
            4.50%, due 6/15/03 which together
            have an aggregate value of $5,153,984
            (Cost $5,025,000)......................    5,025,000
                                                    ------------
           TOTAL INVESTMENTS
           (Cost $140,760,166) - 102.87%...........  161,994,606
           Liabilities in excess of other assets,
            net - (2.87)%..........................  (4,516,423)
                                                    ------------
           NET ASSETS - 100%....................... $157,478,183
                                                    ------------

  * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, the aggregate value of these securities was $6,398,250 representing 4.06% of net assets.
  /(1)/ Security is a "floating rate" bond where the coupon rate fluctuates. The rate reflected is as of May 31, 2003.
  /(2)/ The security or a portion thereof is out on loan (see Note 2). /(3)/ Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
  /(4)/ Variable rate security - the rate reflected is as of May 31, 2003;
   maturity date reflects next reset date.
  /(5)/ Fair Valued security (see Note 2).
  /(6)/ The security is purchased with the cash collateral received from securities loaned (see Note 2).

- ------------------------------------------------------------------------------

38
   INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003




     Forward Currency Contracts

                              Settlement              Market    Unrealized
            Long/Short           Date    Face Value   Value    Depreciation
     ----------------------------------------------------------------------
     US$3,382,066/$A5,275,000  8/7/2003  $3,382,066 $3,416,198   $(34,132)
     $A2,825,000/US$1,853,906  8/7/2003   1,853,906  1,829,528    (24,378)
                                                                 --------
                                                                 $(58,510)
                                                                 ========

Currency Legend
$A       Australian Dollar
C$       Canadian Dollar
DK       Danish Krone
(Euro)   Euro Dollar
Ft       Hungarian Forint
(Yen)    Japanese Yen
NZ$      New Zealand Dollar
SK       Swedish Krona
(Pounds) United Kingdom Pound
US$      United States Dollar

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

                                                                             39
May 31, 2003
            INTERNATIONAL GROWTH I FUND - SCHEDULE OF INVESTMENTS


 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          COMMON STOCK - 98.04%
          ADVERTISING - 1.20%
   25,700 Publicis Groupe SA.................... $    672,638
  429,955 WPP Group, PLC........................    3,453,646
                                                 ------------
                                                    4,126,284
                                                 ------------
          AIRLINES - 1.24%
  352,100 BAA, PLC..............................    2,816,726
   35,000 Ryanair Holdings, PLC ADR + /(1)/.....    1,451,450
                                                 ------------
                                                    4,268,176
                                                 ------------
          APPAREL & PRODUCTS - 0.34%
  251,694 Marks & Spencer Group, PLC............    1,180,043
                                                 ------------
          AUTOMOTIVE - 3.92%
   21,439 Bayerische Motoren Werke AG...........      740,673
   81,200 Honda Motor Co., Ltd..................    2,929,004
   33,000 Michelin (C.G.D.E.), Class B..........    1,203,355
  708,000 Nissan Motor Co., Ltd.................    5,587,680
   67,500 PSA Peugoet Citroen/(1)/..............    3,084,701
                                                 ------------
                                                   13,545,413
                                                 ------------
          BANKS - 15.45%
  128,059 Alliance & Leicester, PLC.............    1,750,794
  293,925 Allied Irish Banks, PLC (London)......    4,384,035
  139,100 Australia & New Zealand
           Banking Group, Ltd...................    1,680,416
  170,900 Banco Popolare Di Verona e Novara/(1)/    2,432,460
   55,000 Banco Popular Espanol SA/(1)/.........    2,911,343
  343,900 Bank of Ireland.......................    4,158,565
  104,183 BNP Paribas SA/(1)/...................    5,159,376
    9,805 Erste Bank Der Oesterreichischen
           Sparkassen AG........................      830,421
  200,800 ForeningsSparbanken AB................    2,832,359
  725,579 HBOS, PLC.............................    8,468,831
   55,718 OTP Bank Rt. +........................      631,112
  244,799 Royal Bank of Scotland Group, PLC.....    6,360,594
  104,700 Societe Generale, Class A/(1)/........    6,428,882
   46,491 UBS AGS/(1)/..........................    2,505,695
  264,700 Westpac Banking Corp..................    2,812,910
                                                 ------------
                                                   53,347,793
                                                 ------------
          BROADCASTING - 0.39%
  125,500 British Sky Broadcasting
           Group, PLC +.........................    1,364,005
                                                 ------------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          BUILDING MATERIALS - 0.51%
  111,981 CRH, PLC.......................... $  1,745,334
                                             ------------
          CHEMICAL - 0.19%
3,538,000 Sinopec Shanghai
           Petrochemical Co., Ltd./(1)/.....      639,672
                                             ------------
          COMMERCIAL SERVICES - 0.81%
  122,779 Abertis Infraestructuras SA/(1)/..    1,790,870
  341,416 Rentokil Initial, PLC.............    1,007,430
                                             ------------
                                                2,798,300
                                             ------------
          DRUGS - 10.39%
  108,000 AstraZeneca, PLC..................    4,378,311
   45,200 Aventis SA........................    2,359,630
  155,224 GlaxoSmithKline, PLC ADR..........    6,210,512
  216,138 Novartis AG.......................    8,471,282
   91,113 Roche Holdings AG-Genusschein/(1)/    6,946,273
   40,754 Sanofi-Synthelabo SA..............    2,605,482
   36,000 Takeda Chemical Industries, Ltd...    1,413,065
   68,486 Teva Pharmaceutical
           Industries, Ltd. ADR.............    3,471,487
                                             ------------
                                               35,856,042
                                             ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 5.84%
  145,000 Canon, Inc........................    6,067,707
   72,900 Fanuc, Ltd./(1)/..................    3,294,640
   13,400 Keyence Corp......................    2,359,593
  137,765 Koninklijke Philips Electronics NV    2,708,460
    5,160 Samsung Electronics Co., Ltd......    1,382,829
   15,000 Schneider Electric SA/(1)/........      685,842
  158,000 Sharp Corp./(1)/..................    1,738,879
  634,000 Toshiba Corp......................    1,926,116
                                             ------------
                                               20,164,066
                                             ------------
          FINANCIAL SERVICES - 6.30%
  167,300 3I Group, PLC.....................    1,612,620
  148,100 Credit Suisse Group...............    4,002,396
   60,291 Deutsche Bank AG..................    3,531,832
1,212,000 IntesaBci SpA.....................    3,877,839
1,908,300 UniCredito Italiano SpA/(1)/......    8,732,015
                                             ------------
                                               21,756,702
                                             ------------

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          FOODS - 2.79%
  252,000 Ajinomoto Co., Inc............... $  2,505,553
   21,000 Groupe Danone/(1)/...............    2,887,700
   72,719 Unilever NV/(1)/.................    4,251,307
                                            ------------
                                               9,644,560
                                            ------------
          HOSPITAL SUPPLIES - 0.41%
   29,200 Fresenius Medical Care AG/(1)/...    1,413,076
                                            ------------
          HOUSEHOLD PRODUCTS - 1.60%
  282,597 Reckitt Benckiser, PLC...........    5,508,181
                                            ------------
          HUMAN RESOURCES - 0.78%
   71,685 Adecco SA........................    2,677,524
                                            ------------
          INFORMATION PROCESSING -
          SERVICES - 2.29%
  369,061 T-Online International AG + /(1)/    3,451,306
  337,225 Wanadoo +/ (1)/..................    2,542,705
      157 Yahoo Japan Corp. +/ (1)/........    1,918,400
                                            ------------
                                               7,912,411
                                            ------------
          INFORMATION PROCESSING -
          SOFTWARE - 1.04%
   32,100 SAP AG...........................    3,604,120
                                            ------------
          INSURANCE - 0.73%
  156,100 ING Groep NV.....................    2,515,601
                                            ------------
          LEISURE AND TOURISM - 1.27%
  116,704 Accor SA/(1)/....................    4,387,435
                                            ------------
          MACHINERY - 1.42%
   97,400 Grupo Dragados SA/(1)/...........    1,955,738
  107,973 Grupo Ferrovial SA...............    2,958,032
                                            ------------
                                               4,913,770
                                            ------------
          MEDICAL TECHNOLOGY - 0.32%
  183,000 Smith & Nephew, PLC..............    1,109,971
                                            ------------
          METALS - 1.82%
  438,184 BHP Billiton, Ltd................    2,456,797
    7,956 Posco............................      707,419
  158,800 Rio Tinto, PLC...................    3,113,440
                                            ------------
                                               6,277,656
                                            ------------
          MISCELLANEOUS - 0.70%
  127,000 Olympus Optical Co., Ltd./(1)/...    2,402,143
                                            ------------

- ------------------------------------------------------------------------------

40
       INTERNATIONAL GROWTH I FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ---------------------------------------------------------------
           MULTIMEDIA - 0.44%
   201,070 News Corp., Ltd........................ $  1,523,238
                                                   ------------
           OIL AND GAS - 8.00%
 1,117,000 CNOOC, Ltd.............................    1,561,206
    49,882 E. ON AG...............................    2,569,432
    78,100 EnCana Corp./(1)/......................    2,854,815
   370,750 ENI-Ente Nazionale Idrocarburi SpA/(1)/    5,983,475
   114,100 Gas Natural SDG SA/(1)/................    2,325,961
    22,188 Lukoil ADR.............................    1,630,818
    55,400 Nabors Industries, Ltd. +..............    2,497,432
   219,500 Repsol YPF SA/(1)/.....................    3,470,180
    56,500 Surgutneftegaz ADR.....................    1,163,900
    24,303 TotalFinaElf SA, Class B...............    3,559,160
                                                   ------------
                                                     27,616,379
                                                   ------------
           OPTICAL INSTRUMENTS & LENSES - 0.40%
    32,400 Alcon, Inc.............................    1,377,000
                                                   ------------
           PUBLISHING - 0.49%
    58,161 VNU NV.................................    1,689,162
                                                   ------------
           RAILROADS & EQUIPMENT - 0.59%
       427 East Japan Railway Co..................    2,054,860
                                                   ------------
           RETAIL - 2.32%
    40,000 Hoya Corp..............................    2,517,471
    31,363 Metro AG/(1)/..........................      978,384
    15,995 Nestle SA..............................    3,352,503
   406,419 Walmart De Mexico SA de CV.............    1,152,602
                                                   ------------
                                                      8,000,960
                                                   ------------
           SECURITIES RELATED - 1.39%
    91,300 Deutsche Boerse AG/(1)/................    4,805,981
                                                   ------------
           TELECOMMUNICATIONS - 18.02%
   264,970 Alcatel SA +/ (1)/.....................    2,428,021
    95,800 Amdocs, Ltd. +.........................    1,869,058
    91,500 America Movil SA de CV ADR.............    1,670,790
13,787,421 China Telecom Corp., Ltd./(1)/.........    2,987,792
   408,074 France Telecom SA/(1)/.................   10,085,170
       825 KDDI Corp./(1)/........................    2,865,422
   453,400 Koninklijke (Royal) KPN NV +...........    3,162,674
 4,195,258 mmO2, PLC +............................    4,229,534
    42,900 Mobile Telesystems ADR +/ (1)/.........    2,308,020
   204,293 Nokia Corp. ADR........................    3,685,446
   470,600 Nortel Networks Corp. +................    1,477,684

 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- -----------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
    1,977 NTT DoCoMo, Inc........................... $  4,153,049
  183,316 Orange SA +...............................    1,735,859
   86,400 SK Telecom Co., Ltd. ADR..................    1,550,880
  190,486 STMicroelectronics NV (NY)................    4,344,986
   38,482 Tele2 AB, Class B +/ (1)/.................    1,462,346
1,496,600 Telefonaktiebolaget LM Ericsson, Class B +    1,542,290
   32,995 Vimpel-Communications ADR +...............    1,484,775
4,216,300 Vodafone Group, PLC.......................    9,158,116
                                                     ------------
                                                       62,201,912
                                                     ------------
          TOBACCO - 1.65%
  158,000 Altadis SA/(1)/...........................    4,486,551
  122,248 Gallaher Group, PLC.......................    1,231,466
                                                     ------------
                                                        5,718,017
                                                     ------------
          UTILITIES - COMMUNICATION - 1.75%
  295,239 Deutsche Telekom AG +/ (1)/...............    4,420,999
  144,740 Telefonica SA +...........................    1,625,961
                                                     ------------
                                                        6,046,960
                                                     ------------
          UTILITIES - ELECTRIC - 0.47%
1,560,000 Huaneng Power International, Inc..........    1,620,280
                                                     ------------
          UTILITIES - GAS, DISTRIBUTION - 0.77%
  685,286 Snam Rete Gas SpA.........................    2,652,076
                                                     ------------
          TOTAL COMMON STOCK
          (Cost $307,983,850).......................  338,465,103
                                                     ------------

    PAR
   VALUE
- ------------
            SHORT-TERM INVESTMENTS - 21.77%
            COLLECTIVE INVESTMENT POOL - 21.77%
$75,150,351 Securities Lending Quality Trust/(2)/
            (Cost $75,150,351)...................... 75,150,351
                                                     ----------
            REPURCHASE AGREEMENT - 1.57%
  5,410,000 Agreement with State Street Bank & Trust
             Co., bearing interest at 1.16%, dated
             05/30/03, to be repurchased 06/02/03
             in the amount of $5,410,523 and
             collateralized by Federal Home Loan
             Mtg. Corp. Notes, bearing interest at
             2.15%, due 01/21/05 and having an
             approximate value of $5,522,523
            (Cost $5,410,000).......................  5,410,000
                                                     ----------

 PAR                                                       MARKET
VALUE                                                      VALUE
- ---------------------------------------------------------------------
      TOTAL INVESTMENTS
      (Cost $388,544,201) - 121.38%.................... $ 419,025,454
      Liabilities in excess of other assets,
       net - (21.38)%..................................  (73,812,747)
                                                        -------------
      NET ASSETS - 100%................................ $ 345,212,707
                                                        -------------
      + Non-income producing.
      ADR - American Depository Receipt
      /(1)/ The security or a portion thereof is out on
       loan (see Note 2).
      /(2)/ The security is purchased with the cash
       collateral received from securities loaned
       (see Note 2).

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

                                                                             41
                LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS
May 31, 2003


 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          COMMON STOCK - 100.89%
          AEROSPACE/DEFENSE - 1.36%
   85,000 United Technologies Corp............ $ 5,801,250
                                               -----------
          APPAREL & PRODUCTS - 2.04%
   50,000 Abercrombie and Fitch Co., Class A +   1,427,500
  100,000 Coach, Inc. +.......................   4,913,000
   41,775 Nike, Inc., Class B.................   2,338,982
                                               -----------
                                                 8,679,482
                                               -----------
          BANKS - 3.18%
  104,875 Bank of America Corp................   7,781,725
   80,000 FleetBoston Financial Corp..........   2,365,600
   70,000 Wells Fargo & Co....................   3,381,000
                                               -----------
                                                13,528,325
                                               -----------
          BEVERAGES - 2.76%
  180,000 Coca-Cola Bottling Co...............   8,202,600
   80,930 PepsiCo, Inc........................   3,577,106
                                               -----------
                                                11,779,706
                                               -----------
          BROADCASTING - 2.67%
  280,000 Clear Channel Communications, Inc. +  11,396,000
                                               -----------
          CHEMICAL - 1.19%
  120,000 E.I. du Pont de Nemours and Co......   5,056,800
                                               -----------
          CONGLOMERATES - 3.49%
   30,000 3M Co...............................   3,794,100
  312,500 General Electric Co.................   8,968,750
  120,000 Tyco International, Ltd.............   2,124,000
                                               -----------
                                                14,886,850
                                               -----------
          DRUGS - 9.27%
  174,444 Amgen, Inc. +.......................  11,288,271
  175,000 Bristol-Myers Squibb Co.............   4,480,000
   85,000 Merck & Co., Inc....................   4,724,300
  482,323 Pfizer, Inc.........................  14,961,660
   80,000 Teva Pharmaceutical
           Industries, Ltd. ADR...............   4,055,120
                                               -----------
                                                39,509,351
                                               -----------
          FINANCE COMPANIES - 0.99%
   35,000 SLM Corp............................   4,200,000
                                               -----------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          FINANCIAL SERVICES - 11.74%
  161,200 American Express Co.................. $ 6,715,592
  100,000 Capital One Financial Corp...........   4,817,000
  365,159 Citigroup, Inc.......................  14,978,822
   60,000 Fannie Mae...........................   4,440,000
  120,000 JP Morgan Chase & Co.................   3,943,200
   75,000 Lehman Brothers Holdings, Inc........   5,372,250
  120,000 Merrill Lynch & Co., Inc.............   5,196,000
  100,000 Morgan Stanley.......................   4,575,000
                                                -----------
                                                 50,037,864
                                                -----------
          FREIGHT - 2.37%
   80,000 FedEx Corp...........................   5,118,400
   80,000 United Parcel Service, Inc., Class B.   4,994,400
                                                -----------
                                                 10,112,800
                                                -----------
          HEALTHCARE - 1.03%
   60,000 Anthem, Inc. +.......................   4,401,000
                                                -----------
          HOSPITAL SUPPLIES - 4.36%
   90,000 Boston Scientific Corp. +............   4,689,000
  130,175 Johnson & Johnson....................   7,075,011
  140,000 Medtronic, Inc.......................   6,822,200
                                                -----------
                                                 18,586,211
                                                -----------
          HOUSEHOLD PRODUCTS - 1.95%
  140,000 Estee Lauder Cos., Inc., Class A.....   4,664,800
  108,175 Gillette Co..........................   3,635,762
                                                -----------
                                                  8,300,562
                                                -----------
          INFORMATION PROCESSING -
          HARDWARE - 3.65%
  138,125 Dell Computer Corp. +................   4,321,931
  170,000 Hewlett-Packard Co...................   3,315,000
   90,000 International Business Machines Corp.   7,923,600
                                                -----------
                                                 15,560,531
                                                -----------
          INFORMATION PROCESSING -
          SERVICES - 0.56%
   80,000 Yahoo!, Inc. +.......................   2,388,000
                                                -----------
          INFORMATION PROCESSING -
          SOFTWARE - 6.20%
   75,000 Adobe Systems, Inc...................   2,646,750
  200,000 BEA Systems, Inc. +/(1)/.............   2,168,000
  680,000 Microsoft Corp.......................  16,734,800

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
  175,000 Veritas Software Corp. +........... $ 4,856,250
                                              -----------
                                               26,405,800
                                              -----------
          INSURANCE - 6.12%
  150,000 Allstate Corp......................   5,398,500
    3,810 Berkshire Hathaway, Inc., Class B +   9,044,940
   70,000 Marsh & McLennan Cos., Inc.........   3,509,100
  170,000 MetLife, Inc.......................   4,754,900
   35,000 UnitedHealth Group, Inc............   3,357,900
                                              -----------
                                               26,065,340
                                              -----------
          LEISURE AND TOURISM - 2.23%
  180,000 Carnival Corp......................   5,508,000
   95,000 Harley-Davidson, Inc...............   4,005,200
                                              -----------
                                                9,513,200
                                              -----------
          MEDICAL TECHNOLOGY - 2.17%
   45,000 Biotech HOLDRs Trust /(1)/.........   5,413,500
   85,000 Zimmer Holdings, Inc. +............   3,813,100
                                              -----------
                                                9,226,600
                                              -----------
          METALS - 0.50%
   86,000 Alcoa, Inc.........................   2,116,460
                                              -----------
          MULTIMEDIA - 2.76%
  375,000 AOL Time Warner, Inc. +............   5,707,500
  132,804 Viacom, Inc., Class B +............   6,045,238
                                              -----------
                                               11,752,738
                                              -----------
          OIL AND GAS - 5.98%
  140,000 Baker Hughes, Inc..................   4,627,000
  130,000 BJ Services Co. +..................   5,292,300
  145,000 Exxon Mobil Corp...................   5,278,000
   65,000 Nabors Industries, Ltd. +..........   2,930,200
   75,000 Patterson-UTI Energy, Inc. +.......   2,744,250
  112,500 Smith International, Inc. +/(1)/...   4,600,125
                                              -----------
                                               25,471,875
                                              -----------
          RETAIL - 6.79%
  200,000 Amazon.Com, Inc. +/(1)/............   7,188,000
   76,408 Kohl's Corp. +.....................   3,999,959
  140,000 Tiffany & Co.......................   4,586,400

- ------------------------------------------------------------------------------

42
                                                                   May 31, 2003
         LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          RETAIL - Continued
  250,000 Wal-Mart Stores, Inc.................. $ 13,152,500
                                                 ------------
                                                   28,926,859
                                                 ------------
          SEMICONDUCTORS - 10.39%
  200,000 Analog Devices, Inc. +................    7,710,000
  400,000 Applied Materials, Inc. +.............    6,224,000
  330,198 Intel Corp............................    6,881,326
  145,000 Novellus Systems, Inc. +..............    5,024,250
  548,750 Texas Instruments, Inc................   11,249,375
  240,000 Xilinx, Inc. +........................    7,168,800
                                                 ------------
                                                   44,257,751
                                                 ------------
          TELECOMMUNICATIONS - 4.44%
  725,000 Cisco Systems, Inc. +.................   11,803,000
  300,000 Nextel Communications, Inc., Class A +    4,497,000
  120,000 Vodafone Group, PLC ADR /(1)/.........    2,629,200
                                                 ------------
                                                   18,929,200
                                                 ------------
          TOBACCO - 0.70%
   71,925 Altria Group, Inc.....................    2,970,503
                                                 ------------
          TOTAL COMMON STOCK
          (Cost $423,089,180)...................  429,861,058
                                                 ------------
          WARRANTS - 0.00%
          INFORMATION PROCESSING -
          SOFTWARE - 0.00%
    2,982 Per-Se Technologies, Inc.: +
          (Cost $149)...........................           15
                                                 ------------

    PAR                                                  MARKET
   VALUE                                                 VALUE
- --------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 3.19%
            COLLECTIVE INVESTMENT POOL - 3.19%
$13,593,689 Securities Lending Quality Trust /(2)/
            (Cost $13,593,689)....................... $  13,593,689
                                                      -------------
            REPURCHASE AGREEMENT - 1.38%
  5,886,000 State Street Bank & Trust Co., Joint
             Repurchase Agreement (see Note 2)
             (Cost $5,886,000).......................     5,886,000
                                                      -------------
            TOTAL INVESTMENTS
            (Cost $442,569,018) - 105.46%............   449,340,762
            Liabilities in excess of other assets,
             net - (5.46)%...........................  (23,279,697)
                                                      -------------
            NET ASSETS - 100%........................ $ 426,061,065
                                                      -------------
            + Non-income producing.
            ADR - American Depository Receipts
            /(1)/ The security or a portion thereof is out on loan
             (see Note 2).
            /(2)/ The security is purchased with the cash collateral
             received from securities loaned (see Note 2).

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

                                                                             43
May 31, 2003
                 MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS



 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ---------------------------------------------------------------------
          COMMON STOCK - 95.87%
          ADVERTISING - 0.32%
   71,100 Catalina Marketing Corp. +................. $     1,323,882
  121,200 Harte-Hanks, Inc...........................       2,216,748
                                                      ---------------
                                                            3,540,630
                                                      ---------------
          AEROSPACE/DEFENSE - 0.63%
  125,800 L-3 Communications
           Holdings, Inc. +/(1)/.....................       5,453,430
   13,900 Sequa Corp., Class A +.....................         506,099
  103,900 Titan Corp. +/(1)/.........................         902,891
                                                      ---------------
                                                            6,862,420
                                                      ---------------
          AIRLINES - 0.06%
   35,300 Alaska Air Group, Inc. +/(1)/..............         671,053
                                                      ---------------
          APPAREL & PRODUCTS - 2.03%
  129,500 Abercrombie and Fitch Co.,
           Class A +.................................       3,697,225
   94,800 American Eagle Outfitters, Inc. +..........       1,610,652
  113,000 Chicos FAS, Inc. +/(1)/....................       2,418,200
  119,900 Coach, Inc. +..............................       5,890,687
   90,600 Payless ShoeSource, Inc. +.................       1,357,188
  103,200 Ross Stores, Inc...........................       4,356,072
   49,100 Timberland Co. Class A +/(1)/..............       2,434,869
   71,700 Unifi, Inc. +..............................         495,447
                                                      ---------------
                                                           22,260,340
                                                      ---------------
          APPLIANCES/FURNISHINGS - 0.73%
   74,900 Furniture Brands International, Inc. +/(1)/       1,968,372
   97,800 Herman Miller, Inc.........................       1,896,342
   78,400 HON Industries, Inc........................       2,300,256
   48,200 Lancaster Colony Corp......................       1,864,858
                                                      ---------------
                                                            8,029,828
                                                      ---------------
          AUTOMOTIVE - 1.94%
   91,200 ArvinMeritor, Inc..........................       1,622,448
   35,800 Borg-Warner, Inc...........................       2,080,696
   40,800 Carlisle Cos., Inc.........................       1,838,856
  137,300 Carmax, Inc. +.............................       3,192,225
   57,900 Donaldson Co., Inc.........................       2,428,905
   87,500 Lear Corp. +...............................       3,480,750
   44,900 Modine Manufacturing Co....................         990,045

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- -----------------------------------------------------------------
          AUTOMOTIVE - Continued
  107,200 SPX Corp. +............................ $     4,130,416
   36,800 Superior Industries International, Inc.       1,438,512
                                                  ---------------
                                                       21,202,853
                                                  ---------------
          BANKS - 7.03%
   99,300 Associated Banc-Corp...................       3,713,820
   80,900 Bank of Hawaii Corp....................       2,825,028
  214,700 Banknorth Group, Inc...................       5,500,614
   66,400 City National Corp.....................       2,988,000
  164,700 Colonial BancGroup, Inc................       2,225,097
   89,800 Commerce Bancorp, Inc. /(1)/...........       3,425,870
  170,600 Compass Bancshares, Inc................       6,286,610
   96,100 First American Corp., Class A..........       2,602,388
   95,400 First Virginia Bks., Inc...............       4,102,200
  112,500 FirstMerit Corp........................       2,575,125
   68,500 Greater Bay Bancorp/ (1)/..............       1,376,850
  209,700 Hibernia Corp., Class A................       4,049,307
  157,900 M&T Bank Corp..........................      14,060,995
   91,600 Mercantile Bankshares Corp.............       3,711,632
  273,200 National Commerce Financial Corp.......       6,223,496
   64,900 Provident Financial Group, Inc. /(1)/..       1,660,142
   51,800 Silicon Valley Bancshares +............       1,305,878
   97,900 TCF Financial Corp.....................       3,885,651
   44,600 Westamerica Bancorp....................       1,981,578
   87,300 Wilmington Trust Corp..................       2,531,700
                                                  ---------------
                                                       77,031,981
                                                  ---------------
          BEVERAGES - 0.54%
  120,500 Constellation Brands, Inc., Class A +..       3,322,185
  200,100 Pepsiamericas, Inc.....................       2,601,300
                                                  ---------------
                                                        5,923,485
                                                  ---------------
          BROADCASTING - 1.20%
   71,300 Emmis Communications Corp.,
           Class A +.............................       1,510,134
   66,400 Entercom Communications Corp. +........       3,223,720
  144,800 Hispanic Broadcasting Corp. +..........       3,633,032
  140,300 Westwood One, Inc. +...................       4,750,558
                                                  ---------------
                                                       13,117,444
                                                  ---------------
          BUILDING MATERIALS - 0.81%
  101,000 Fastenal Co. /(1)/.....................       3,376,430
   65,000 Martin Marietta Materials, Inc.........       2,223,650

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -------------------------------------------------------------
          BUILDING MATERIALS - Continued
  153,900 RPM International, Inc............. $     1,912,977
   52,800 York International Corp............       1,366,992
                                              ---------------
                                                    8,880,049
                                              ---------------
          CHEMICAL - 2.11%
   95,800 Airgas, Inc........................       1,733,980
   55,500 Albemarle Corp.....................       1,485,735
   82,000 Cabot Corp.........................       2,409,160
   32,400 Cabot Microelectronics Corp. +/(1)/       1,498,500
  151,500 Crompton Corp......................       1,083,225
   51,700 Cytec Industries, Inc. +...........       1,711,270
   53,800 Ferro Corp.........................       1,322,404
   46,700 FMC Corp. +........................         970,893
   68,500 Lubrizol Corp......................       2,185,150
  212,800 Lyondell Chemical Co...............       3,064,320
   26,800 Minerals Technologies, Inc.........       1,345,360
   76,900 Olin Corp..........................       1,358,054
   67,100 Valspar Corp.......................       2,924,889
                                              ---------------
                                                   23,092,940
                                              ---------------
          COAL - 0.35%
   69,700 Arch Coal, Inc.....................       1,575,917
   69,600 Peabody Energy Corp................       2,286,360
                                              ---------------
                                                    3,862,277
                                              ---------------
          COMMERCIAL SERVICES - 0.70%
   63,700 Dycom Industries, Inc. +...........         889,889
   56,300 Plexus Corp. +/(1)/................         675,600
   91,100 Quanta Services, Inc. +............         547,511
   59,600 Rollins, Inc.......................       1,228,356
   81,800 Sotheby's Holdings, Inc., Class A +         663,398
  101,900 United Rentals, Inc. +.............       1,302,282
  117,300 Viad Corp..........................       2,376,498
                                              ---------------
                                                    7,683,534
                                              ---------------
          CONGLOMERATES - 0.10%
   61,100 Trinity Industries, Inc./ (1)/.....       1,057,030
                                              ---------------
          DRUGS - 2.59%
   87,800 Barr Laboratories, Inc. +..........       4,631,450
  111,500 ICN Pharmaceuticals, Inc...........       1,672,500
  259,000 IVAX Corp. +.......................       4,483,290
  244,700 Mylan Laboratories, Inc............       7,066,936
   92,500 Perrigo Co. +......................       1,353,275

- -----------------------------------------------------------------------------

44
           MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -------------------------------------------------------------
          DRUGS - Continued
   43,600 Pharmaceutical Resources, Inc. +... $     1,789,344
  112,000 Sepracor, Inc. +/(1)/..............       2,548,000
  155,800 Sicor, Inc. +......................       3,293,612
  101,700 Vertex Pharmaceuticals, Inc. +.....       1,477,701
                                              ---------------
                                                   28,316,108
                                              ---------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 3.03%
   44,000 Ametek, Inc........................       1,637,240
  133,000 Arrow Electronics, Inc. +..........       2,264,990
  159,000 Avnet, Inc. +......................       2,162,400
   78,800 Commscope, Inc. +..................         801,396
  116,500 Energizer Holdings, Inc. +.........       3,702,370
  101,500 Gentex Corp. +.....................       3,160,710
   48,700 Hawaiian Electric Industries, Inc..       2,230,460
   78,700 Hubbell, Inc., Class B.............       2,649,042
  114,800 Kemet Corp. +......................       1,159,480
   51,200 Newport Corp. +/(1)/...............         818,688
  104,400 OGE Energy Corp....................       2,204,928
  132,400 Polycom, Inc. +/(1)/...............       1,684,128
   65,300 Silicon Laboratories, Inc. +.......       1,942,675
   52,400 Teleflex, Inc./ (1)/...............       2,260,012
   45,000 Varian, Inc. +.....................       1,446,300
  212,600 Vishay Intertechnology, Inc. +.....       3,069,944
                                              ---------------
                                                   33,194,763
                                              ---------------
          FERTILIZERS - 0.12%
  153,000 IMC Global, Inc....................       1,337,220
                                              ---------------
          FINANCIAL SERVICES - 3.59%
  106,300 A.G. Edwards, Inc..................       3,497,270
  205,900 AmeriCredit Corp. +/(1)/...........       1,935,460
   92,100 Eaton Vance Corp...................       2,772,210
   73,500 IndyMac Bancorp, Inc. +............       1,888,950
   63,800 Investment Technology Group, Inc. +         894,476
   86,300 Investors Financial Services Corp..       2,020,283
   86,200 Legg Mason, Inc....................       5,569,382
   92,900 Neuberger Berman, Inc./ (1)/.......       3,091,712
  190,266 New York Community Bancorp, Inc....       5,270,368
  104,800 Roslyn Bancorp, Inc./ (1)/.........       2,023,688
  347,700 Sovereign Bancorp, Inc.............       5,674,464

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- ----------------------------------------------------------------
          FINANCIAL SERVICES - Continued
  106,900 Waddell & Reed Financial, Inc.,
           Class A /(1)/........................ $     2,421,285
   61,200 Webster Financial Corp................       2,316,420
                                                 ---------------
                                                      39,375,968
                                                 ---------------
          FOODS - 2.53%
  121,500 Dean Foods Co. +......................       5,558,625
   46,500 Dreyer's Grand Ice Cream, Inc./ (1)/..       3,566,550
  184,300 Hormel Foods Corp.....................       4,331,050
   59,600 Interstate Bakeries Corp..............         773,608
   63,100 Sensient Technologies Corp............       1,428,584
  145,600 Smithfield Foods, Inc. +/(1)/.........       3,056,144
   66,200 Smucker, J.M. Co./ (1)/...............       2,492,430
   70,700 Tootsie Roll Industries, Inc..........       2,096,255
  468,100 Tyson Foods, Inc., Class A............       4,446,950
                                                 ---------------
                                                      27,750,196
                                                 ---------------
          FREIGHT - 2.10%
   64,500 Airborne, Inc. @......................       1,324,185
   54,900 Alexander & Baldwin, Inc..............       1,492,182
  112,500 CH Robinson Worldwide, Inc............       4,181,625
   65,600 CNF, Inc..............................       1,973,904
   62,600 EGL, Inc. +/(1)/......................         980,316
  138,500 Expeditors International of
           Washington, Inc......................       4,839,190
   65,200 GATX Corp./ (1)/......................       1,107,748
   52,200 JB Hunt Transport Services, Inc. +....       1,933,488
   45,900 Overseas Shipholding Group, Inc./ (1)/         963,900
  111,300 Swift Transportation Co., Inc. +......       2,286,102
   84,900 Werner Enterprises, Inc...............       1,945,908
                                                 ---------------
                                                      23,028,548
                                                 ---------------
          GAS & PIPELINE UTILITIES - 0.32%
  109,000 Questar Corp..........................       3,518,520
                                                 ---------------
          HEALTHCARE - 4.10%
  119,900 AdvancePCS +..........................       3,981,879
  132,100 Apogent Technologies, Inc. +..........       2,520,468
   73,100 Apria Healthcare Group, Inc. +........       1,763,903
  131,500 Community Health Systems, Inc. +......       2,739,145
   79,700 Covance, Inc. +.......................       1,516,691
  104,300 Dentsply International, Inc...........       3,899,777
   79,900 Edwards Lifesciences Corp. +..........       2,422,568
  126,600 First Health Group Corp. +............       3,248,556

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- ----------------------------------------------------------
          HEALTHCARE - Continued
  140,700 Lincare Holdings, Inc. +........ $     4,343,409
  125,500 Omnicare, Inc...................       3,407,325
  111,700 Oxford Health Plans, Inc. +.....       4,136,251
   90,500 Patterson Dental Co. +/(1)/.....       3,979,285
   92,500 Steris Corp. +..................       2,085,875
   80,600 Universal Health Services, Inc.,
           Class B +......................       3,660,046
   68,600 VISX, Inc. +....................       1,190,210
                                           ---------------
                                                44,895,388
                                           ---------------
          HEAVY DUTY TRUCKS/PARTS - 0.19%
   25,500 Bandag, Inc.....................         922,590
   63,500 Federal Signal Corp.............       1,148,080
                                           ---------------
                                                 2,070,670
                                           ---------------
          HOME BUILDERS - 1.30%
  195,100 DR Horton, Inc..................       5,129,179
   95,040 Lennar Corp./ (1)/..............       6,372,432
   93,800 Toll Brothers, Inc. +/(1)/......       2,723,014
                                           ---------------
                                                14,224,625
                                           ---------------
          HOSPITAL MANAGEMENT - 0.34%
   52,600 Lifepoint Hospitals, Inc. +/(1)/       1,123,010
   99,500 Triad Hospitals, Inc. +.........       2,574,065
                                           ---------------
                                                 3,697,075
                                           ---------------
          HOSPITAL SUPPLIES - 1.41%
   81,600 Beckman Coulter, Inc............       3,317,040
   58,600 Henry Schein, Inc. +............       2,880,776
   82,200 Hillenbrand Industries, Inc.....       4,204,530
   90,700 Varian Medical Systems, Inc. +..       5,056,525
                                           ---------------
                                                15,458,871
                                           ---------------
          HOUSEHOLD PRODUCTS - 0.39%
   53,100 Church & Dwight Co., Inc........       1,688,049
  126,600 Dial Corp.......................       2,532,000
                                           ---------------
                                                 4,220,049
                                           ---------------
          HUMAN RESOURCES - 0.56%
   47,300 Kelly Services, Inc., Class A...       1,172,567
   50,400 Korn/Ferry International +/(1)/.         404,208
  102,800 Manpower, Inc...................       3,575,384
  136,500 MPS Group, Inc. +...............         978,705
                                           ---------------
                                                 6,130,864
                                           ---------------

- ------------------------------------------------------------------------------

                                                                             45
May 31, 2003
           MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - 1.60%
   60,000 Avocent Corp. +.................... $     1,773,600
   96,200 Diebold, Inc.......................       3,841,266
   46,900 Imation Corp. +....................       1,617,112
   52,400 InFocus Corp. +....................         287,676
  229,900 Quantum Corp. +....................         974,776
   91,800 Sandisk Corp. +/(1)/...............       3,335,094
  143,200 Storage Technology Corp. +.........       3,866,400
   75,200 Tech Data Corp. +/(1)/.............       1,870,976
                                              ---------------
                                                   17,566,900
                                              ---------------
          INFORMATION PROCESSING -
          SERVICES - 5.76%
  480,800 3Com Corp. +.......................       2,355,920
  176,400 Affiliated Computer Services, Inc.,
           Class A +.........................       8,174,376
  159,400 BISYS Group, Inc. +................       2,869,200
  357,900 Cadence Design Systems, Inc. +.....       4,974,810
  197,600 Ceridian Corp. +...................       3,408,600
   88,400 Certegy, Inc. +....................       2,449,564
  105,000 CheckFree Corp. +/(1)/.............       2,570,400
   68,700 CSG Systems International, Inc. +..         908,214
  159,100 DST Systems, Inc. +................       5,619,412
   98,900 Dun & Bradstreet Corp. +...........       3,842,265
   66,000 Fair Issac & Co., Inc./ (1)/.......       3,679,500
  109,100 Gartner, Inc., Class B +...........         796,430
   65,900 Internet Security Systems, Inc. +..       1,041,220
  116,700 Jack Henry & Associates, Inc.......       1,777,341
   82,800 Macromedia, Inc. +.................       1,669,248
  151,400 Mcdata Corp., Class A +............       2,036,330
   88,600 Mentor Graphics Corp. +............       1,160,660
   68,000 National Instruments Corp. +/(1)/..       2,471,800
  208,200 Networks Associates, Inc. +........       2,527,548
   89,800 Reynolds and Reynolds Co.,
           Class A...........................       2,658,080
   98,800 Synopsys, Inc. +...................       6,055,452
                                              ---------------
                                                   63,046,370
                                              ---------------
          INFORMATION PROCESSING -
          SOFTWARE - 1.64%
  118,700 Acxiom Corp. +.....................       1,779,313
   43,500 Advent Software, Inc. +............         653,805
  321,000 Ascential Software Corp. +.........       1,280,790
  112,900 ChoicePoint, Inc. +................       4,255,201

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- ---------------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
   88,800 Keane, Inc. +........................ $     1,000,776
  154,600 Legato Systems, Inc. +/(1)/..........       1,173,414
   70,800 Retek, Inc. +........................         466,501
   75,700 RSA Security, Inc. +.................         847,083
  141,200 SEI Investments Co...................       4,101,860
  125,900 Sybase, Inc. +.......................       1,592,635
   47,200 Transaction Systems Architects, Inc.,
           Class A +...........................         424,328
  105,300 Wind River Systems, Inc. +...........         391,716
                                                ---------------
                                                     17,967,422
                                                ---------------
          INSURANCE - 6.85%
   70,400 Allmerica Financial Corp. +/(1)/.....       1,232,704
   91,900 American Financial Group, Inc........       2,031,909
   51,900 AmerUs Group Co./ (1)/...............       1,396,629
  117,100 Arthur J. Gallagher & Co.............       3,190,975
  109,600 Astoria Financial Corp...............       2,898,920
   92,100 Brown & Brown, Inc...................       3,264,945
   79,700 Coventry Health Care, Inc. +.........       3,479,702
   73,700 Everest Reinsurance Group, Ltd.......       5,380,100
  172,625 Fidelity National Financial, Inc.....       5,363,459
  129,900 GreenPoint Financial Corp............       6,584,631
   82,900 HCC Insurance Holdings, Inc..........       2,375,085
  154,200 Health Net, Inc. +...................       4,667,634
   54,400 Horace Mann Educators Corp...........         824,160
   77,600 Leucadia National Corp...............       2,959,664
   62,400 Mony Group, Inc./ (1)/...............       1,660,464
   80,800 Ohio Casualty Corp. +/(1)/...........       1,018,080
  160,500 Old Republic International Corp......       5,511,570
   47,600 PacifiCare Health Systems, Inc.,
           Class A +/(1)/......................       1,840,168
  120,200 PMI Group, Inc.......................       3,685,332
   91,400 Protective Life Corp.................       2,520,812
  124,400 Radian Group, Inc....................       5,009,588
   39,100 StanCorp Financial Group, Inc........       2,113,355
   90,100 Unitrin, Inc.........................       2,358,818
   73,600 W.R. Berkley Corp....................       3,624,800
                                                ---------------
                                                     74,993,504
                                                ---------------
          LEISURE AND TOURISM - 3.26%
   88,100 Activision, Inc. +...................       1,495,938
   73,500 Applebee's International, Inc........       2,255,715
   46,700 Bob Evans Farms, Inc.................       1,203,459
  129,100 Brinker International, Inc. +........       4,496,553

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ------------------------------------------------------------
          LEISURE AND TOURISM - Continued
  100,900 Callaway Golf Co.................. $     1,447,915
   66,200 CBRL Group, Inc...................       2,388,496
   66,700 Cheesecake Factory, Class A +.....       2,263,131
  125,100 Extended Stay America, Inc. +.....       1,538,730
   75,200 GTECH Holdings Corp. +............       2,642,528
   70,800 International Speedway Corp.,
           Class B..........................       2,645,796
   64,400 Macrovision Corp. +...............       1,237,704
   79,000 Mandalay Resort Group +...........       2,381,850
  100,900 Outback Steakhouse, Inc...........       3,728,255
  400,100 Park Place Entertainment Corp. +..       3,048,762
   85,200 Ruby Tuesday, Inc.................       1,965,564
  123,300 Six Flags, Inc. +.................         928,449
                                             ---------------
                                                  35,668,845
                                             ---------------
          MACHINERY - 1.20%
   99,900 AGCO Corp. +......................       1,786,212
   73,500 Flowserve Corp. +/(1)/............       1,334,025
   54,900 Granite Construction, Inc.........       1,014,552
   73,000 Jacobs Engineering Group, Inc. +..       2,849,920
   46,900 Kennametal, Inc...................       1,583,813
   44,700 Nordson Corp......................       1,061,625
   65,500 Pentair, Inc......................       2,545,330
   24,600 Tecumseh Products Co., Class A....         945,870
                                             ---------------
                                                  13,121,347
                                             ---------------
          MEDICAL - BIOMEDICAL/GENE - 1.41%
  203,700 IDEC Pharmaceuticals Corp. +......       7,775,229
  383,100 Millennium Pharmaceuticals, Inc. +       5,957,205
  118,600 Protein Design Labs, Inc. +.......       1,697,166
                                             ---------------
                                                  15,429,600
                                             ---------------
          MEDICAL TECHNOLOGY - 0.32%
   60,100 Charles River Laboratories
           International, Inc. +/(1)/.......       1,909,377
  154,200 Cytyc Corp. +.....................       1,602,138
                                             ---------------
                                                   3,511,515
                                             ---------------
          METALS - 0.44%
  143,600 AK Steel Holding Corp. +..........         425,056
   29,800 Carpenter Technology Corp.........         458,622
   53,900 Harsco Corp.......................       1,906,982
   70,200 Precision Castparts Corp..........       2,053,350
                                             ---------------
                                                   4,844,010
                                             ---------------

- ------------------------------------------------------------------------------

46
           MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                         MARKET
OF SHARES                                       VALUE
- -----------------------------------------------------------
          MISCELLANEOUS - 0.10%
   72,200 Brinks Co........................ $     1,142,926
                                            ---------------
          MOBILE HOMES - 0.21%
  181,200 Clayton Homes, Inc...............       2,263,188
                                            ---------------
          MULTIMEDIA - 0.48%
  150,300 Belo Corp........................       3,517,020
   30,100 Media General, Inc., Class A.....       1,771,084
                                            ---------------
                                                  5,288,104
                                            ---------------
          OIL AND GAS - 7.22%
   72,400 Cooper Cameron Corp. +...........       3,952,316
  198,500 Ensco International, Inc./ (1)/..       5,955,000
   82,000 Equitable Resources, Inc.........       3,301,320
   87,000 FMC Technologies, Inc. +.........       1,942,710
   62,500 Forest Oil Corp. +...............       1,526,875
  161,000 Grant Prideco, Inc. +............       2,245,950
   88,600 Hanover Compressor Co. +/(1)/....         995,864
   66,600 Helmerich & Payne, Inc...........       2,056,608
  122,000 Murphy Oil Corp..................       6,031,680
   76,300 Noble Energy, Inc................       2,779,609
   96,500 Oneok, Inc./ (1)/................       1,965,705
  106,600 Patterson-UTI Energy, Inc. +.....       3,900,494
  156,100 Pioneer Natural Resources Co. +..       4,174,114
   81,500 Pogo Producing Co./ (1)/.........       3,488,200
  179,000 Pride International, Inc. +......       3,406,370
  135,100 Smith International, Inc. +/(1)/.       5,524,239
   80,600 Tidewater, Inc...................       2,661,412
  150,200 Valero Energy Corp...............       5,632,500
  129,000 Varco International, Inc. +......       2,792,850
  173,200 Weatherford International, Ltd. +       7,854,620
   44,000 Western Gas Resources, Inc.......       1,737,560
  240,800 XTO Energy, Inc..................       5,167,568
                                            ---------------
                                                 79,093,564
                                            ---------------
          PAPER/FOREST PRODUCTS - 1.21%
   73,600 Bowater, Inc.....................       2,884,384
   58,100 Glatfelter.......................         771,568
   68,000 Longview Fibre Co. +.............         578,000
  139,000 Packaging Corp. of America +.....       2,502,000
   38,100 Potlatch Corp./ (1)/.............         947,547
   36,900 Rayonier, Inc....................       1,905,147
  128,600 Sonoco Products Co...............       2,889,642
   68,600 Wausau-Mosinee Paper Corp........         771,750
                                            ---------------
                                                 13,250,038
                                            ---------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- --------------------------------------------------------------
          POLLUTION CONTROL - 0.67%
  218,100 Republic Services, Inc., Class A +.. $     5,214,771
   54,200 Stericycle, Inc. +..................       2,144,152
                                               ---------------
                                                     7,358,923
                                               ---------------
          PUBLISHING - 1.62%
   33,700 Banta Corp..........................       1,165,009
   59,100 Lee Enterprises, Inc................       2,225,706
  130,500 Readers Digest Assoc., Inc., Class A       1,691,280
   52,100 Scholastic Corp. +/(1)/.............       1,623,436
   70,000 Valassis Communications, Inc. +.....       1,876,000
   12,700 Washington Post Co., Class B........       9,201,150
                                               ---------------
                                                    17,782,581
                                               ---------------
          REAL ESTATE INVESTMENT TRUSTS - 1.53%
  110,000 AMB Property Corp...................       3,015,100
   83,300 Hospitality Properties Trust........       2,631,447
  101,600 Liberty Property Trust..............       3,380,232
   76,500 Mack-Cali Realty Corp...............       2,629,305
  129,000 New Plan Excel Realty Trust, Inc....       2,687,070
  142,600 United Dominion Realty Trust, Inc...       2,438,460
                                               ---------------
                                                    16,781,614
                                               ---------------
          RETAIL - 5.14%
   93,300 99 Cents Only Stores +/(1)/.........       2,965,074
   86,000 Barnes & Noble, Inc. +..............       2,046,800
   92,400 BJ's Wholesale Club, Inc. +.........       1,424,808
   61,300 Blyth, Inc..........................       1,693,106
  105,400 Borders Group, Inc. +...............       1,733,830
  111,700 CDW Computer Centers, Inc. +........       4,550,658
   65,100 Claire's Stores, Inc................       1,947,141
  122,900 Copart, Inc. +......................       1,103,642
  152,000 Dollar Tree Stores, Inc. +..........       4,408,000
  103,700 Express Scripts, Inc., Class A +....       6,786,128
   74,800 Krispy Kreme Doughnuts, Inc. +/(1)/.       2,592,568
   51,200 Longs Drug Stores Corp. /(1)/.......         823,808
   89,800 Michaels Stores, Inc. +.............       3,377,378
   63,900 Neiman Marcus Group, Inc.,
           Class A +..........................       2,217,330
   84,400 Overture Services, Inc. +/(1)/......       1,505,612
  185,300 PETsMART, Inc. +....................       3,203,837
  123,600 Pier 1 Imports, Inc.................       2,485,596
   62,000 Ruddick Corp........................         964,100
  189,600 Saks, Inc. +........................       1,778,448

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- ----------------------------------------------------------------
          RETAIL - Continued
   77,900 Whole Foods Market, Inc. +............ $     4,249,445
  154,900 Williams-Sonoma, Inc. +...............       4,403,807
                                                 ---------------
                                                      56,261,116
                                                 ---------------
          SAVINGS & LOAN - 0.20%
   76,100 Independence Community
           Bank Corp............................       2,153,630
                                                 ---------------
          SCHOOLS - 1.11%
   61,300 Career Education Corp. +..............       3,764,433
   58,100 Corinthian Colleges, Inc. +...........       2,733,024
   93,100 DeVry, Inc. +.........................       2,339,603
   47,100 Education Management Corp. +/(1)/.....       2,239,134
   53,700 Sylvan Learning Systems, Inc. +/(1)/..       1,120,182
                                                 ---------------
                                                      12,196,376
                                                 ---------------
          SECURITIES RELATED - 0.49%
  481,100 E*TRADE Group, Inc. +.................       3,680,415
   79,200 LaBranche & Co., Inc. +/(1)/..........       1,643,400
                                                 ---------------
                                                       5,323,815
                                                 ---------------
          SEMICONDUCTORS - 2.97%
  619,800 Atmel Corp. +.........................       1,877,994
   81,100 Credence Systems Corp. +..............         656,910
   97,500 Cree, Inc. +/(1)/.....................       2,395,575
  164,800 Cypress Semiconductor Corp. +/(1)/....       1,821,040
  155,700 Fairchild Semiconductor International,
           Inc., Class A +/(1)/.................       2,176,686
  137,900 Integrated Device Technology, Inc. +..       1,668,590
   85,300 International Rectifier Corp. +.......       2,233,154
  182,100 Intersil Corp., Class A +.............       4,450,524
  167,700 Lam Research Corp. +..................       2,995,122
  149,500 Lattice Semiconductor Corp. +/(1)/....       1,360,450
   65,700 LTX Corp. +/(1)/......................         644,517
  122,000 Micrel, Inc. +/(1)/...................       1,471,320
  270,800 Microchip Technology, Inc.............       6,447,748
   97,300 Semtech Corp. +.......................       1,542,205
  176,400 Triquint Semiconductor, Inc. +........         818,496
                                                 ---------------
                                                      32,560,331
                                                 ---------------
          TELECOMMUNICATIONS - 1.17%
   49,600 Adtran, Inc. +/(1)/...................       2,396,176
  111,900 Advanced Fibre
           Communications, Inc. +...............       2,110,434
  291,400 Cincinnati Bell, Inc. +...............       1,486,140

- ------------------------------------------------------------------------------

                                                                             47
May 31, 2003
           MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                        MARKET
OF SHARES                                      VALUE
- -------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   88,300 Harris Corp..................... $     2,674,607
   59,100 Plantronics, Inc. +/(1)/........       1,272,423
   87,800 Powerwave Technologies, Inc. +..         610,210
   72,600 Price Communications Corp. +....         930,006
  242,900 RF Micro Devices, Inc. +/(1)/...       1,369,956
                                           ---------------
                                                12,849,952
                                           ---------------
          TEXTILE - PRODUCTS - 0.47%
   88,400 Mohawk Industries, Inc. +/(1)/..       5,101,564
                                           ---------------
          THERAPEUTICS - 1.26%
  261,800 Gilead Sciences, Inc. +.........      13,812,568
                                           ---------------
          TOBACCO - 0.13%
   33,500 Universal Corp..................       1,402,980
                                           ---------------
          UTILITIES - COMMUNICATION - 0.35%
   78,100 Telephone and Data Systems, Inc.       3,807,375
                                           ---------------
          UTILITIES - ELECTRIC - 4.62%
  114,100 Allete, Inc.....................       2,875,320
  122,100 Alliant Energy Corp./ (1)/......       2,439,558
   41,700 Black Hills Corp................       1,253,085
  168,400 DPL, Inc........................       2,753,340
   98,900 DQE, Inc./ (1)/.................       1,625,916
  193,000 Energy East Corp................       4,107,040
   92,100 Great Plains Energy, Inc........       2,652,480
   50,400 Idacorp, Inc./ (1)/.............       1,384,992
   95,400 MDU Resources Group, Inc........       3,070,926
  180,700 Northeast Utilities.............       2,920,112
   70,600 NStar...........................       3,292,078
  217,800 Pepco Holdings, Inc. +..........       4,451,832
   52,100 PNM Resources, Inc..............       1,383,255
  123,400 Puget Energy, Inc...............       2,893,730
  147,400 Scana Corp......................       4,962,958
  156,000 Sierra Pacific Resources +/(1)/.         842,400
   95,200 Weststar Energy, Inc............       1,515,584
  154,600 Wisconsin Energy Corp...........       4,305,610
   42,400 WPS Resources Corp./ (1)/.......       1,822,352
                                           ---------------
                                                50,552,568
                                           ---------------
          UTILITIES - GAS, DISTRIBUTION - 0.81%
   83,000 AGL Resources, Inc..............       2,168,790
  112,100 National-Oilwell, Inc. +........       2,726,272
   90,200 Vectren Corp....................       2,229,744
   64,700 WGL Holdings, Inc...............       1,796,072
                                           ---------------
                                                 8,920,878
                                           ---------------

  NUMBER                                               MARKET
 OF SHARES                                             VALUE
- ---------------------------------------------------------------------
            UTILITIES - GAS, PIPELINE - 0.32%
    258,800 Aquila, Inc........................... $       716,876
    107,300 National Fuel Gas Co..................       2,743,661
                                                   ---------------
                                                         3,460,537
                                                   ---------------
            WATER SERVICES - 0.19%
     90,300 Philadelphia Suburban Corp............       2,123,856
                                                   ---------------
            TOTAL COMMON STOCK
            (Cost $1,123,000,216).................   1,050,072,726
                                                   ---------------

    PAR
   VALUE
- ------------
            SHORT-TERM INVESTMENTS - 10.31%
            COLLECTIVE INVESTMENT POOL - 8.28%
$90,705,607 Securities Lending Quality Trust/ (2)/      90,705,607
                                                   ---------------
            COMMERCIAL PAPER - 1.83%
 20,000,000 UBS Finance, Inc.:
              1.34% due 6/2/03 @..................      19,999,255
                                                   ---------------
            U.S. TREASURY BILLS - 0.20%
            United States Treasury Bills:
  1,025,000   1.14% due 6/26/03 @.................       1,024,189
     40,000   1.105% due 6/19/03 @................          39,978
     40,000   1.09% due 6/19/03 @.................          39,978
     75,000   1.085% due 6/19/03 @................          74,959
     50,000   1.07% due 7/3/03 @..................          49,953
    100,000   1.065% due 7/3/03 @.................          99,905
    100,000   1.06% due 7/3/03 @..................          99,906
     25,000   1.04% due 7/17/03 @.................          24,967
     25,000   1.035% due 7/17/03 @................          24,967
     25,000   1.02% due 7/17/03 @.................          24,967
    310,000   1.00% due 7/3/03 @..................         309,725
     50,000   0.99% due 7/10/03 @.................          49,946
     10,000   0.98% due 7/10/03 @.................           9,989
    330,000   0.98% due 7/17/03 @.................         329,587
     50,000   0.94% due 7/10/03 @.................          49,949
                                                   ---------------
                                                         2,252,965
                                                   ---------------

    PAR                                                    MARKET
   VALUE                                                   VALUE
- -------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $112,957,827)....................... $   112,957,827
                                                       ---------------
            REPURCHASE AGREEMENT - 1.86%
$20,357,000 Agreement with State Street Bank &
             Trust Co., bearing interest at
             1.16%, dated 05/30/03, to be
             repurchased 06/02/03 in the
             amount of $20,358,968 and
             collateralized by Federal National
             Mtg. Assn. Notes, bearing interest
             at 5.13%, due 8/20/12 and having
             an approximate value of
             $20,970,225 @
            (Cost $20,357,000)                              20,357,000
                                                       ---------------
            TOTAL INVESTMENTS
            (Cost $1,256,315,043) - 108.04%...........   1,183,387,553
            Liabilities in excess of other assets,
             net - (8.04)%............................    (88,093,890)
                                                       ---------------
            NET ASSETS - 100%......................... $ 1,095,293,663
                                                       ---------------
            + Non-income producing.
            @ The security or a portion thereof
             represents collateral for open
             futures contracts.
            /(1)/ The security or a portion thereof is
             out on loan (see Note 2).
            /(2)/ The security is purchased with the
             cash collateral received from
             securities loaned (see Note 2).

     Open Futures Contracts
                                                     Value
     Number of             Expiration  Value at      as of      Unrealized
     Contracts Description    Date    Trade Date  May 31, 2003 Appreciation
     ----------------------------------------------------------------------
     182 Long    MID CAP
                  INDEX    June 2003  $37,671,309 $43,193,150   $5,521,841
                                                                ==========

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

48
                 MONEY MARKET I FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


    PAR                                          MARKET
   VALUE                                         VALUE
- ----------------------------------------------------------
            COMMERCIAL PAPER - 98.21%
            FINANCIAL SERVICES - 60.86%
            Amstel Funding Corp.:
$ 5,000,000   1.26% due 6/20/03.............. $  4,996,675
 10,000,000   1.26% due 6/26/03..............    9,991,250
  5,000,000   1.23% due 8/1/03...............    4,989,579
            Apreco, Inc.:
 10,000,000   1.26% due 6/6/03...............    9,998,250
 10,000,000   1.26% due 6/13/03..............    9,995,800
            Atlantis One Funding Corp.:
 15,000,000   1.22% due 6/13/03..............   14,993,900
 10,000,000   1.22% due 6/25/03..............    9,991,867
            Barton Capital Corp.:
  5,914,000   1.26% due 6/12/03..............    5,911,723
  5,464,000   1.25% due 6/20/03..............    5,460,395
 10,000,000   1.23% due 6/6/03...............    9,998,292
            Beta Finance, Inc.:*
 10,000,000   1.31% due 8/22/03 /(1)/........   10,000,000
            Capital Corp.:
 10,000,000   1.25% due 6/19/03..............    9,993,750
            Ciesco, LP:
 10,000,000   1.22% due 7/8/03...............    9,987,461
            Corporate Rec Corp:
 10,000,000   1.23% due 7/2/03...............    9,989,408
            Giro Funding United States Corp.:
 10,000,000   1.25% due 6/2/03...............    9,999,653
 10,000,000   1.25% due 6/20/03..............    9,993,403
            Govco, Inc.:
 10,000,000   1.23% due 8/1/03...............    9,979,158
 10,000,000   1.22% due 6/26/03..............    9,991,528
            Greyhawk Fund Corp.:
 10,000,000   1.24% due 6/10/03..............    9,996,900
 10,000,000   1.23% due 6/10/03..............    9,996,925
            Kittyhawk Funding Corp.:
 10,000,000   1.27% due 6/18/03..............    9,994,003
 10,000,000   1.25% due 6/18/03..............    9,994,097
            Quincy Capital Corp.:
 10,000,000   1.23% due 6/23/03..............    9,992,483
            Sheffield Receivables Corp.:
 10,000,000   1.27% due 6/25/03..............    9,991,529
 10,000,000   1.25% due 6/4/03...............    9,998,958
            Sigma Finance, Inc.:
 10,000,000   1.34% due 7/25/03..............   10,000,000
  5,000,000   1.315% due 6/1/03..............    4,999,791
  5,000,000   1.18% due 8/5/03...............    4,989,347

    PAR                                             MARKET
   VALUE                                            VALUE
- -------------------------------------------------------------
            FINANCIAL SERVICES - Continued
            Surrey Funding Corp.:
$10,000,000   1.25% due 6/20/03................. $  9,993,403
            Sydney Capital, Inc.:
 10,000,000   1.24% due 7/14/03.................    9,985,189
 13,000,000   1.21% due 8/8/03..................   12,970,288
            UBS Finance, Inc.:
 20,000,000   1.35% due 6/2/03..................   19,999,250
            White Pine Finance, LLC:
 10,000,000   1.25% due 7/15/03.................    9,984,722
                                                 ------------
                                                  319,148,977
                                                 ------------
            FREIGHT - 5.71%
            CXC, Inc.:
 10,000,000   1.24% due 6/20/03.................    9,993,456
 10,000,000   1.24% due 6/23/03.................    9,992,422
            United Parcel Service America, Inc.:
 10,000,000   1.18% due 7/31/03.................    9,980,333
                                                 ------------
                                                   29,966,211
                                                 ------------
            GOVERNMENT SPONSORED - 31.64%
            Federal Home Loan Bank Cons. Disc.
             Notes:
  5,000,000   1.16% due 7/9/03..................    4,993,878
 10,000,000   1.25% due 6/18/04.................   10,000,000
  6,000,000   1.40% due 5/28/04.................    6,000,000
  5,000,000   1.30% due 6/7/04..................    5,000,000
 10,000,000   1.25% due 4/8/04..................   10,000,000
            Federal Home Loan Mtg. Corp.:
  5,000,000   1.43% due 3/30/04.................    5,000,000
 20,000,000   1.16% due 6/3/03..................   19,998,711
            Federal National Mtg. Assoc.:
 20,000,000   1.19% due 6/2/03..................   19,999,339
 20,000,000   1.19% due 6/30/03.................   19,980,828
  5,000,000   1.19% due 7/23/03.................    4,991,442
 10,000,000   1.15% due 8/13/03.................    9,976,680
 10,000,000   1.45% due 5/14/04.................   10,000,000
 10,000,000   1.43% due 3/8/04..................   10,000,000
  5,000,000   1.41% due 4/16/04.................    5,000,000

    PAR                                                 MARKET
   VALUE                                                VALUE
- -----------------------------------------------------------------
            GOVERNMENT SPONSORED - Continued
            Student Loan Marketing Assn.:
$ 5,000,000   1.41% due 2/24/04..................... $  5,000,000
 10,000,000   1.19% due 9/18/03.....................   10,000,000
 10,000,000   1.16% due 11/3/03.....................   10,000,000
                                                     ------------
                                                      165,940,878
                                                     ------------
            TOTAL COMMERCIAL PAPER
            (Cost $515,056,066).....................  515,056,066
                                                     ------------
            REPURCHASE AGREEMENT - 2.95%
 15,477,000 State Street Bank Joint Repurchase
             Agreement (see Note 2)
             (Cost $15,477,000).....................   15,477,000
                                                     ------------
            TOTAL INVESTMENTS
            (Cost $530,533,066) - 101.16%...........  530,533,066
            Liabilities in excess of other assets,
             net -(1.16)%...........................  (6,086,817)
                                                     ------------
            NET ASSETS - 100%....................... $524,446,249
                                                     ------------
            * Securities exempt from registration
             under Rule 144A of the Securities Act
             of 1933. These securities may be sold
             in transactions exempt from
             registration, normally to qualified
             institutional buyers. At May 31, 2003,
             the aggregate value of these securities
             was $10,000,000 representing 1.91%
             of net assets.
            /(1)/ Security is a "floating rate" bond
             where the coupon rate fluctuates. The
             rate reflected is as of May 31, 2003.

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

                                                                             49
May 31, 2003
              NASDAQ-100(R) INDEX FUND - SCHEDULE OF INVESTMENTS


 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          COMMON STOCK - 89.99%
          ADVERTISING - 0.28%
    4,150 Lamar Advertising Co. +.......... $    146,329
                                            ------------
          AIRLINES - 0.24%
    3,090 Ryanair Holdings, PLC ADR +/(1)/.      128,142
                                            ------------
          APPAREL & PRODUCTS - 0.31%
    3,880 Ross Stores, Inc.................      163,775
                                            ------------
          BROADCASTING - 2.78%
   48,240 Comcast Corp., Class A +.........    1,452,506
                                            ------------
          BUILDING MATERIALS - 0.24%
    3,690 Fastenal Co. /(1)/...............      123,357
                                            ------------
          CHEMICAL - 0.53%
    2,390 Invitrogen Corp. +...............       93,258
    3,480 Sigma-Aldrich Corp. /(1)/........      182,039
                                            ------------
                                                 275,297
                                            ------------
          COMMERCIAL SERVICES - 0.74%
   10,390 Cintas Corp......................      384,638
                                            ------------
          DRUGS - 5.88%
   30,620 Amgen, Inc. + @..................    1,981,420
    2,570 Cephalon, Inc. +.................      116,139
   13,680 MedImmune, Inc. +................      484,956
    9,720 Teva Pharmaceutical
           Industries, Ltd. ADR............      492,697
                                            ------------
                                               3,075,212
                                            ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 3.01%
   10,020 American Power Conversion Corp. +      155,410
    9,910 Comverse Technology, Inc. +......      150,731
   28,630 Flextronics International, Ltd. +      303,478
    4,030 Gentex Corp. +...................      125,494
   81,550 JDS Uniphase Corp. +.............      315,599
    5,000 Molex, Inc.......................      136,800
    8,660 NVIDIA Corp. +...................      226,632
   27,640 Sanmina-SCI Corp. +..............      158,101
                                            ------------
                                               1,572,245
                                            ------------
          FINANCIAL SERVICES - 1.06%
   18,150 Paychex, Inc.....................      553,938
                                            ------------

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          FREIGHT - 0.65%
    4,250 CH Robinson Worldwide, Inc............ $    157,973
    5,200 Expeditors International of
           Washington, Inc......................      181,688
                                                 ------------
                                                      339,661
                                                 ------------
          HEALTHCARE - 1.10%
    3,820 Dentsply International, Inc...........      142,830
    5,020 First Health Group Corp. +............      128,813
    5,180 Lincare Holdings, Inc. +..............      159,907
    3,320 Patterson Dental Co. +................      145,980
                                                 ------------
                                                      577,530
                                                 ------------
          HEAVY DUTY TRUCKS/PARTS - 0.84%
    6,620 PACCAR, Inc...........................      438,707
                                                 ------------
          HOSPITAL SUPPLIES - 1.13%
   17,730 Biomet, Inc...........................      487,575
    2,080 Henry Schein, Inc. +..................      102,253
                                                 ------------
                                                      589,828
                                                 ------------
          INFORMATION PROCESSING -
          HARDWARE - 4.94%
   25,560 Apple Computer, Inc. +................      459,313
   48,240 Dell Computer Corp. +.................    1,509,430
   18,040 Network Appliance, Inc. +.............      307,221
   70,650 Sun Microsystems, Inc. +..............      305,914
                                                 ------------
                                                    2,581,878
                                                 ------------
          INFORMATION PROCESSING -
          SERVICES - 6.11%
   13,260 Brocade Communications Systems, Inc. +       80,488
   12,190 Check Point Software
           Technologies, Ltd. +/(1)/............      229,172
   11,710 eBay, Inc. +..........................    1,191,024
   12,210 Fiserv, Inc. +........................      404,029
    6,060 Monster Worldwide, Inc. +.............      120,352
    7,850 Symantec Corp. +......................      354,977
    3,490 Synopsys, Inc. +......................      213,902
   11,380 VeriSign, Inc. +......................      170,472
   14,440 Yahoo!, Inc. +........................      431,034
                                                 ------------
                                                    3,195,450
                                                 ------------
          INFORMATION PROCESSING -
          SOFTWARE - 17.48%
   11,510 Adobe Systems, Inc....................      406,188

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
   19,350 BEA Systems, Inc. +............... $    209,754
   10,330 Citrix Systems, Inc. +............      225,504
   11,860 Compuware Corp. +.................       71,990
   13,170 Intuit, Inc. +....................      607,005
    4,570 Mercury Interactive Corp. +.......      179,647
  187,230 Microsoft Corp....................    4,607,730
  111,690 Oracle Corp. +....................    1,453,087
   22,480 PeopleSoft, Inc. +................      367,773
    2,630 Pixar, Inc. +/(1)/................      148,464
   28,970 Siebel Systems, Inc. +............      272,028
   21,390 Veritas Software Corp. +..........      593,572
                                             ------------
                                                9,142,742
                                             ------------
          LEISURE AND TOURISM - 4.09%
    7,330 Electronic Arts, Inc. +...........      502,545
   27,400 Starbucks Corp. +.................      675,163
   25,010 USA Interactive +/(1)/............      961,635
                                             ------------
                                                2,139,343
                                             ------------
          MEDICAL-BIOMEDICAL/GENE - 3.47%
    9,310 Biogen, Inc. +....................      395,117
   13,680 Genzyme Corp. +...................      649,663
    6,520 Human Genome Sciences, Inc. +.....       95,518
    3,070 ICOS Corp. +......................       97,380
    8,530 IDEC Pharmaceuticals Corp. +/(1)/.      325,590
   16,300 Millennium Pharmaceuticals, Inc. +      253,465
                                             ------------
                                                1,816,733
                                             ------------
          MEDICAL TECHNOLOGY - 1.12%
   13,290 Chiron Corp. +/(1)/...............      585,956
                                             ------------
          OIL AND GAS - 0.29%
    4,200 Patterson-UTI Energy, Inc. +......      153,678
                                             ------------
          PAPER/FOREST PRODUCTS - 0.35%
   12,180 Smurfit-Stone Container Corp. +...      180,508
                                             ------------
          RETAIL - 5.60%
   13,110 Amazon.Com, Inc. +/(1)/...........      471,173
   20,100 Bed Bath & Beyond, Inc. +.........      840,984
    4,440 CDW Computer Centers, Inc. +......      180,886
   12,210 Costco Wholesale Corp. +..........      452,380
    5,580 Dollar Tree Stores, Inc. +........      161,820
    3,530 Express Scripts, Inc., Class A +..      231,003
    7,010 PETsMART, Inc. +..................      121,203

- ------------------------------------------------------------------------------

50
        NASDAQ-100(R) INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                             MARKET
OF SHARES                                           VALUE
- ----------------------------------------------------------------
          RETAIL - Continued
   16,160 Staples, Inc. +....................... $    313,342
    2,910 Whole Foods Market, Inc. +............      158,741
                                                 ------------
                                                    2,931,532
                                                 ------------
          SCHOOLS - 1.00%
    8,990 Apollo Group, Inc., Class A +.........      525,196
                                                 ------------
          SEMICONDUCTORS - 14.29%
   27,320 Altera Corp. +........................      526,730
   43,520 Applied Materials, Inc. +.............      677,171
    9,460 Broadcom Corp., Class A +.............      231,581
  116,490 Intel Corp. @.........................    2,427,652
   11,720 KLA-Tencor Corp. +/(1)/...............      541,816
   21,260 Linear Technology Corp................      773,014
   23,020 Maxim Integrated Products, Inc........      902,614
    8,600 Microchip Technology, Inc.............      204,766
    7,750 Novellus Systems, Inc. +..............      268,537
    4,860 QLogic Corp. +/(1)/...................      243,437
   22,760 Xilinx, Inc. +........................      679,841
                                                 ------------
                                                    7,477,159
                                                 ------------
          TELECOMMUNICATIONS - 11.47%
   50,880 ADC Telecommunications, Inc. +........      136,867
   26,160 Ciena Corp. +.........................      150,420
  129,170 Cisco Systems, Inc. +.................    2,102,887
   12,730 EchoStar Communications Corp.,
           Class A +............................      427,473
   12,570 Juniper Networks, Inc. +..............      174,472
   64,910 Nextel Communications, Inc., Class A +      973,001
   10,280 PanAmSat Corp. +......................      193,367
   48,370 QUALCOMM, Inc. +......................    1,624,264
   10,590 RF Micro Devices, Inc. +/(1)/.........       59,728
    6,020 Telefonaktiebolaget LM Ericsson +/(1)/       62,608
   11,940 Tellabs, Inc. +.......................       94,804
                                                 ------------
                                                    5,999,891
                                                 ------------
          THERAPEUTICS - 0.99%
    9,850 Gilead Sciences, Inc. +...............      519,686
                                                 ------------
          TOTAL COMMON STOCK
          (Cost $54,445,308)....................   47,070,917
                                                 ------------

   PAR                                                 MARKET
  VALUE                                                VALUE
- -------------------------------------------------------------------
           SHORT-TERM INVESTMENTS - 3.77%
           COLLECTIVE INVESTMENT POOL - 3.14%
$1,644,612 Securities Lending Quality Trust /(2)/.. $  1,644,612
                                                    ------------
           U.S. TREASURY BILLS - 0.63%
           United States Treasury Bills:
    25,000   1.105% due 6/19/03 @..................       24,986
    10,000   1.085% due 6/26/03 @..................        9,992
    20,000   1.07% due 6/26/03 @...................       19,985
   235,000   1.065% due 7/3/03 @...................      234,778
    10,000   1.02% due 7/17/03 @...................        9,987
    20,000   0.99% due 7/10/03 @...................       19,979
    10,000   0.98% due 7/17/03 @...................        9,987
                                                    ------------
                                                         329,694
                                                    ------------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $1,974,306).......................    1,974,306
                                                    ------------
           REPURCHASE AGREEMENT - 8.68%
 4,537,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/02/03
            in the amount of $4,537,439 and
            collateralized by Federal Home Loan
            Bank Notes, bearing interest at 1.40%,
            due 05/04/04 and having an
            approximate value of $4,630,393 @
            (Cost $4,537,000)......................    4,537,000
                                                    ------------
           TOTAL INVESTMENTS
           (Cost $60,956,614) - 102.44%............   53,582,223
           Liabilities in excess of other assets,
            net - (2.44)%..........................  (1,276,123)
                                                    ------------
           NET ASSETS - 100%....................... $ 52,306,100
                                                    ------------

  + Non-income producing.
  @ The security or a portion thereof represents collateral for open futures contracts.
  ADR - American Depository Receipt
  /(1)/ The security or a portion thereof is out on loan (see Note 2). /(2)/ The security is purchased with the cash collateral received from securities loaned.

      Open Futures Contracts
                                                  Value as of
      Number of             Expiration  Value at    May 31,    Unrealized
      Contracts Description    Date    Trade Date    2003     Appreciation
      --------------------------------------------------------------------
      14 Long       NASDAQ     June
                 100 INDEX     2003    $1,605,172 $1,678,600    $ 73,428

      104 Long      NASDAQ
                 100E-MINI     June
                     INDEX     2003     2,214,756  2,493,920     279,164
                                                                --------
                                                                $352,592
                                                                ========

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

                                                                             51
May 31, 2003
                 OPPORTUNITIES FUND - SCHEDULE OF INVESTMENTS


 NUMBER                                       MARKET
OF SHARES                                     VALUE
- ------------------------------------------------------
          COMMON STOCK - 98.47%
          AEROSPACE/DEFENSE - 0.34%
      200 United Technologies Corp......... $   13,650
                                            ----------
          BANKS - 0.58%
      600 State Street Bank & Trust Co.....     22,986
                                            ----------
          BEVERAGES - 3.45%
      500 Anheuser-Busch Cos., Inc.........     26,315
    2,500 PepsiCo, Inc.....................    110,500
                                            ----------
                                               136,815
                                            ----------
          BUILDING MATERIALS - 2.35%
    2,200 Lowe's Cos., Inc.................     92,972
                                            ----------
          CONGLOMERATES - 7.20%
      350 3M Co............................     44,264
    8,400 General Electric Co..............    241,080
                                            ----------
                                               285,344
                                            ----------
          DRUGS - 19.73%
    1,900 Abbott Laboratories..............     84,645
      600 Allergan, Inc....................     43,266
    2,200 Amgen, Inc. +....................    142,362
    1,800 Forest Laboratories, Inc. +......     90,900
      700 MedImmune, Inc. +................     24,815
      700 Merck & Co., Inc.................     38,906
    9,800 Pfizer, Inc......................    303,996
    1,200 Wyeth............................     52,620
                                            ----------
                                               781,510
                                            ----------
          FINANCE COMPANIES - 2.43%
    4,800 MBNA Corp........................     96,240
                                            ----------
          FINANCIAL SERVICES - 6.97%
    1,000 Capital One Financial Corp. /(1)/     48,170
    1,100 Citigroup, Inc...................     45,122
    2,100 Fannie Mae.......................    155,400
      900 Paychex, Inc. /(1)/..............     27,468
                                            ----------
                                               276,160
                                            ----------
          HOSPITAL SUPPLIES - 8.48%
      300 Boston Scientific Corp. +........     15,630
      900 Cardinal Health, Inc.............     51,939
    3,500 Johnson & Johnson................    190,225
    1,600 Medtronic, Inc...................     77,968
                                            ----------
                                               335,762
                                            ----------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -----------------------------------------------------------
          HOUSEHOLD PRODUCTS - 3.26%
      700 Colgate-Palmolive Co.................. $   41,734
      950 Procter & Gamble Co...................     87,229
                                                 ----------
                                                    128,963
                                                 ----------
          INFORMATION PROCESSING -
          HARDWARE - 6.79%
    3,800 Dell Computer Corp. +.................    118,902
    1,800 Hewlett-Packard Co....................     35,100
      800 International Business Machines Corp..     70,432
      600 Lexmark International, Inc., Class A +     44,640
                                                 ----------
                                                    269,074
                                                 ----------
          INFORMATION PROCESSING -
          SOFTWARE - 9.90%
      500 Adobe Systems, Inc....................     17,645
    9,300 Microsoft Corp........................    228,873
   11,200 Oracle Corp. +........................    145,712
                                                 ----------
                                                    392,230
                                                 ----------
          INSURANCE - 3.18%
    2,200 Ace, Ltd..............................     80,300
      300 UnitedHealth Group, Inc...............     28,782
      200 Wellpoint Health Networks, Inc.,
           Class A +............................     17,068
                                                 ----------
                                                    126,150
                                                 ----------
          LEISURE AND TOURISM - 0.50%
      800 Starbucks Corp. +.....................     19,713
                                                 ----------
          MEDICAL - BIOMEDICAL/GENE - 0.28%
      100 Genentech, Inc. +.....................      6,261
      100 Genzyme Corp. +.......................      4,749
                                                 ----------
                                                     11,010
                                                 ----------
          MULTIMEDIA - 1.19%
    1,600 AOL Time Warner, Inc. +...............     24,352
      500 Viacom, Inc., Class B +...............     22,760
                                                 ----------
                                                     47,112
                                                 ----------
          RETAIL - 10.82%
    1,000 Bed Bath & Beyond, Inc. +.............     41,840
    1,300 Best Buy Co., Inc. +..................     50,310
    2,500 Home Depot, Inc.......................     81,225
      700 Kohl's Corp. +........................     36,645
    1,700 TJX Cos., Inc.........................     30,940

 NUMBER                                                       MARKET
OF SHARES                                                     VALUE
- ----------------------------------------------------------------------
          RETAIL - Continued
    2,400 Wal-Mart Stores, Inc............................. $  126,264
    2,000 Walgreen Co......................................     61,580
                                                            ----------
                                                               428,804
                                                            ----------
          SEMICONDUCTORS - 6.72%
   10,000 Intel Corp.......................................    208,400
      500 QLogic Corp. +/(1)/..............................     25,045
    1,600 Texas Instruments, Inc...........................     32,800
                                                            ----------
                                                               266,245
                                                            ----------
          TELECOMMUNICATIONS - 3.57%
    6,200 Cisco Systems, Inc. +............................    100,936
    1,200 QUALCOMM, Inc. +.................................     40,296
                                                            ----------
                                                               141,232
                                                            ----------
          TOBACCO - 0.73%
      700 Altria Group, Inc................................     28,910
                                                            ----------
          TOTAL COMMON STOCK
          (Cost $3,926,878)................................  3,900,882
                                                            ----------
   PAR
  VALUE
- ----------
          SHORT-TERM INVESTMENTS - .44%
          COLLECTIVE INVESTMENT POOL - .44%
 $ 17,761 Securities Lending Quality Trust /(2)/
          (Cost $17,761)...................................     17,761
                                                            ----------
          REPURCHASE AGREEMENT - 3.94%
  156,000 Agreement with State Street Bank & Trust Co.,
           bearing interest at 1.16%, dated 05/30/03,
           to be repurchased 06/02/03 in the amount
           of $156,015 and collateralized by Federal
           Home Loan Bank Corp. Notes, bearing
           interest at 3.13%, due 11/14/03 and
           having an approximate value of $161,450
           (Cost $156,000).................................    156,000
                                                            ----------
          TOTAL INVESTMENTS
          (Cost $4,100,639) - 102.85%......................  4,074,643
          Liabilities in excess of other assets,
           net - (2.85)%...................................  (113,055)
                                                            ----------
          NET ASSETS - 100%................................ $3,961,588
                                                            ----------
          + Non-income producing.
          /(1)/ The security or a portion thereof is out on
           loan (See Note 2).
          /(2)/ The security is purchased with the cash
           collateral received from securities loaned
           (see Note 2).

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

52
              SCIENCE & TECHNOLOGY FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          COMMON STOCK - 93.13%
          BROADCASTING - 2.18%
  328,000 Clear Channel Communications, Inc. +.. $ 13,349,600
  298,900 Comcast Corp., Class A Special +......    8,614,298
  126,000 Univision Communications, Inc.,
           Class A +/(1)/.......................    3,761,100
                                                 ------------
                                                   25,724,998
                                                 ------------
          CHEMICAL - 0.24%
   60,500 Cabot Microelectronics Corp. +/(1)/...    2,798,125
                                                 ------------
          COMMERCIAL SERVICES - 2.90%
  644,500 Accenture, Ltd., Class A +............   11,291,640
1,518,900 Concord EFS, Inc. +...................   22,965,768
                                                 ------------
                                                   34,257,408
                                                 ------------
          DRUGS - 2.55%
  224,600 Bristol-Myers Squibb Co...............    5,749,760
  193,500 Cephalon, Inc. +/(1)/.................    8,744,265
   45,000 Eli Lilly and Co......................    2,689,650
   90,500 MedImmune, Inc. +.....................    3,208,225
  150,000 Pfizer, Inc...........................    4,653,000
  129,700 Schering-Plough Corp..................    2,392,965
   60,000 Wyeth.................................    2,631,000
                                                 ------------
                                                   30,068,865
                                                 ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 1.68%
  315,000 Celestica, Inc. +/(1)/................    4,573,800
  603,600 Flextronics International, Ltd. +.....    6,398,160
1,214,600 JDS Uniphase Corp. +..................    4,700,502
  739,100 Sanmina-SCI Corp. +/(1)/..............    4,227,652
                                                 ------------
                                                   19,900,114
                                                 ------------
          FINANCIAL SERVICES - 0.95%
  366,200 Paychex, Inc..........................   11,176,424
                                                 ------------
          INFORMATION PROCESSING -
          HARDWARE - 8.13%
1,788,700 Dell Computer Corp. +.................   55,968,423
  211,900 International Business
           Machines Corp........................   18,655,676
  120,100 Lexmark International, Inc., Class A +    8,935,440
  301,600 Network Appliance, Inc. +.............    5,136,248
  483,100 Seagate Technology +/(1)/.............    7,318,965
                                                 ------------
                                                   96,014,752
                                                 ------------
          INFORMATION PROCESSING -
          SERVICES - 13.50%
  868,000 Cadence Design Systems, Inc. +........ $ 12,065,200
  416,700 Certegy, Inc. +.......................   11,546,757
  213,400 DST Systems, Inc. +/(1)/..............    7,537,288

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - Continued
  297,800 EMC Corp. +........................... $  3,222,196
  746,900 First Data Corp.......................   30,936,598
  749,400 Fiserv, Inc. +/(1)/...................   24,797,646
  202,000 Internet Security Systems, Inc. +/(1)/    3,191,600
  683,100 Networks Associates, Inc. +...........    8,292,834
  351,300 SunGard Data Systems, Inc. +..........    8,079,900
  227,200 Symantec Corp. +......................   10,273,984
  224,800 Synopsys, Inc. +......................   13,777,992
1,044,400 VeriSign, Inc. +......................   15,645,112
  333,400 Yahoo!, Inc. +........................    9,951,990
                                                 ------------
                                                  159,319,097
                                                 ------------
          INFORMATION PROCESSING -
          SOFTWARE - 24.02%
  600,000 Adobe Systems, Inc....................   21,174,000
  797,500 Informatica Corp. +/(1)/..............    5,582,500
  707,500 Intuit, Inc.+.........................   32,608,675
  686,300 Mercury Interactive Corp. +/(1)/......   26,978,453
4,116,400 Microsoft Corp........................  101,304,604
  791,000 Oracle Corp. +........................   10,290,910
1,043,100 PeopleSoft, Inc. +....................   17,065,116
   79,800 SAP AG +..............................    8,959,774
   67,500 SAP AG ADR............................    1,922,400
1,803,700 Siebel Systems, Inc. +................   16,936,743
1,467,300 Veritas Software Corp. +..............   40,717,575
                                                 ------------
                                                  283,540,750
                                                 ------------
          LEISURE AND TOURISM - 2.08%
  208,900 Electronic Arts, Inc. +...............   14,322,184
  266,300 USA Interactive +/(1)/................   10,239,235
                                                 ------------
                                                   24,561,419
                                                 ------------
          MACHINERY - 0.38%
  195,600 Cognex Corp. +/(1)/...................    4,471,416
                                                 ------------
          MEDICAL - BIOMEDICAL/GENE - 0.32%
   59,900 Genentech, Inc. +.....................    3,750,339
                                                 ------------
          MULTIMEDIA - 3.34%
1,485,500 AOL Time Warner, Inc. +...............   22,609,310
  369,600 Viacom, Inc., Class B +...............   16,824,192
                                                 ------------
                                                   39,433,502
                                                 ------------
          RETAIL - 0.21%
   60,400 CDW Computer Centers, Inc. +..........    2,460,696
                                                 ------------
          SEMICONDUCTORS - 20.94%
1,163,400 Agere Systems, Inc., Class A +/(1)/...    2,838,696
  237,500 Altera Corp. +/(1)/...................    4,579,000
  866,500 Analog Devices, Inc. +................   33,403,575
1,933,500 Applied Materials, Inc. +.............   30,085,260
  194,400 ASML Holding NV +/(1)/................    1,953,720

  NUMBER                                                 MARKET
 OF SHARES                                               VALUE
- --------------------------------------------------------------------
            SEMICONDUCTORS - Continued
    521,300 Intel Corp.............................. $   10,863,892
    152,100 Intersil Corp., Class A +/(1)/..........      3,717,324
    469,700 KLA-Tencor Corp. +/(1)/.................     21,714,231
    194,400 Linear Technology Corp. /(1)/...........      7,068,384
     88,700 Marvell Technology Group, Ltd. +/(1)/...      2,812,677
    782,800 Maxim Integrated Products, Inc..........     30,693,588
    662,500 Microchip Technology, Inc...............     15,774,125
    713,900 Novellus Systems, Inc. +................     24,736,635
    389,000 QLogic Corp. +/(1)/.....................     19,485,010
  1,354,600 Taiwan Semiconductor Manufacturing
             Co., Ltd. ADR +/(1)/...................     13,735,644
    828,000 Texas Instruments, Inc..................     16,974,000
    224,200 Xilinx, Inc. +..........................      6,696,854
                                                     --------------
                                                        247,132,615
                                                     --------------
            TELECOMMUNICATIONS - 9.71%
    739,000 Ciena Corp. +...........................      4,249,250
  3,922,300 Cisco Systems, Inc. +...................     63,855,044
    239,000 KT Corp. ADR............................      4,586,410
    603,700 Nokia Corp. ADR.........................     10,890,748
    520,700 QUALCOMM, Inc. +........................     17,485,106
    619,800 Vodafone Group, PLC ADR /(1)/...........     13,579,817
                                                     --------------
                                                        114,646,375
                                                     --------------
            TOTAL COMMON STOCK
            (Cost $1,128,443,923)...................  1,099,256,895
                                                     --------------
    PAR
   VALUE
- ------------
            SHORT-TERM INVESTMENTS - 13.98%
            COLLECTIVE INVESTMENT POOL - 7.27%
$85,865,940 Securities Lending Quality Trust /(2)/..     85,865,940
                                                     --------------
            REGISTERED INVESTMENT
            COMPANIES - 6.71%
 79,228,464 T. Rowe Price Reserve
             Investment Fund........................     79,228,464
                                                     --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $165,094,404).....................    165,094,404
                                                     --------------
            TOTAL INVESTMENTS
            (Cost $1,293,538,327) - 107.11%.........  1,264,351,299
            Liabilities in excess of other assets,
             net - (7.11)%..........................   (83,970,801)
                                                     --------------
            NET ASSETS - 100%....................... $1,180,380,498
                                                     --------------
            + Non-income producing.
            ADR - American Depository Receipt
            /(1)/ The security or a portion thereof is out on loan
             (See Note 2).
            /(2)/ The security is purchased with the cash collateral
             received from securities loaned (see Note 2).

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

                                                                             53
May 31, 2003
                   SMALL CAP FUND - SCHEDULE OF INVESTMENTS


 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          COMMON STOCK - 92.54%
          ADVERTISING - 0.31%
   40,975 Getty Images, Inc. +................... $ 1,655,390
                                                  -----------
          AEROSPACE/DEFENSE - 0.27%
  105,600 Armor Holdings, Inc. +.................   1,437,216
                                                  -----------
          AIRLINES - 0.10%
   58,000 Frontier Airlines, Inc. +/(1)/.........     405,420
   50,800 Midwest Express Holdings, Inc. +/(1)/..     153,416
                                                  -----------
                                                      558,836
                                                  -----------
          APPAREL & PRODUCTS - 1.91%
   70,600 AnnTaylor Stores Corp. +...............   1,805,242
   38,600 Christopher & Banks Corp. +/(1)/.......   1,117,470
   88,375 Columbia Sportswear Co. +/(1)/.........   4,385,167
  147,700 Stride Rite Corp.......................   1,329,300
   59,500 Too, Inc. +............................   1,037,085
   79,800 Unifi, Inc. +..........................     551,418
                                                  -----------
                                                   10,225,682
                                                  -----------
          APPLIANCES/FURNISHINGS - 0.74%
    2,600 CompX International, Inc., Class A.....      13,650
   74,925 Furniture Brands International, Inc. +.   1,969,029
  101,600 Herman Miller, Inc.....................   1,970,024
                                                  -----------
                                                    3,952,703
                                                  -----------
          AUTOMOTIVE - 0.92%
  116,200 AO Smith Corp..........................   3,692,836
   62,200 Keystone Automotive Industries, Inc. +.   1,162,456
    1,300 Strattec Security Corp. +..............      69,316
                                                  -----------
                                                    4,924,608
                                                  -----------
          AUTO - REPLACEMENT PARTS - 0.95%
   85,875 Advance Auto Parts, Inc./(1)/..........   5,107,845
                                                  -----------
          BANKS - 2.87%
   36,000 Boston Private Financial Holdings, Inc.     672,840
   92,900 Citizens Banking Corp..................   2,461,850
    2,970 Glacier Bancorp, Inc...................      74,636
   83,100 Provident Bankshares Corp..............   2,129,853
  124,300 Southwest Bancorp of Texas, Inc. +.....   4,094,442
  103,031 Valley National Bancorp /(1)/..........   2,781,837
   71,700 Westamerica Bancorp....................   3,185,631
                                                  -----------
                                                   15,401,089
                                                  -----------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          BROADCASTING - 1.23%
   46,800 Emmis Communications Corp., Class A + $   991,224
   16,500 Entercom Communications Corp. +......     801,075
  195,475 Radio One, Inc., Class D +/(1)/......   3,264,432
   68,900 Sinclair Broadcast Group, Inc.,
           Class A +/(1)/......................     837,135
   32,500 Young Broadcasting, Inc., Class A +..     691,600
                                                -----------
                                                  6,585,466
                                                -----------
          BUILDING MATERIALS - 1.36%
   95,775 Fastenal Co. /(1)/...................   3,201,758
    4,150 LSI Industries, Inc..................      49,344
  119,500 Mathews International Corp., Class A.   2,871,585
   25,700 Simpson Manufacturing Co., Inc. +....     914,920
   14,900 Watsco, Inc..........................     233,930
                                                -----------
                                                  7,271,537
                                                -----------
          CHEMICAL - 2.38%
  149,500 Airgas, Inc..........................   2,705,950
   85,900 Arch Chemicals, Inc..................   1,748,924
   26,700 Cabot Microelectronics Corp. +/(1)/..   1,234,875
   74,200 Ferro Corp...........................   1,823,836
   16,800 MacDermid, Inc.......................     420,000
   66,500 Minerals Technologies, Inc...........   3,338,300
   10,100 Symyx Technologies, Inc. +...........     171,700
   30,385 Valspar Corp.........................   1,324,482
                                                -----------
                                                 12,768,067
                                                -----------
          COMMERCIAL SERVICES - 3.98%
  107,600 Central Parking Corp. /(1)/..........   1,221,260
   61,900 Electro Rent Corp....................     631,318
   46,005 FTI Consulting, Inc. +/(1)/..........   1,688,844
  102,350 Iron Mountain, Inc. +................   4,042,825
  109,625 Kroll, Inc. +/(1)/...................   2,544,396
   92,200 Maximus, Inc. +/(1)/.................   2,467,272
  255,525 Pacer International, Inc. +/(1)/.....   4,727,212
  153,700 Plexus Corp. +/(1)/..................   1,844,400
   17,700 Rent-A-Center, Inc. +................   1,175,988
   52,900 Sourcecorp, Inc. +...................   1,006,687
                                                -----------
                                                 21,350,202
                                                -----------
          DRUGS - 2.21%
   77,700 Alkermes, Inc. +/(1)/................   1,001,553
   25,800 Cephalon, Inc. +/(1)/................   1,165,902
   12,400 Cubist Pharmaceuticals, Inc. +/(1)/..     133,796

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- ------------------------------------------------------------------
          DRUGS - Continued
   16,100 Eon Labs, Inc. +/(1)/....................... $   470,925
    9,875 K-V Pharmaceutical Co., Class A +...........     256,750
   34,580 Medicis Pharmaceutical Corp., Class A +.....   1,936,480
   10,200 OSI Pharmaceuticals, Inc. +/(1)/............     268,872
  118,749 Sicor, Inc. +...............................   2,510,354
   73,600 Taro Pharmaceutical Industries, Ltd.,
           Class A/(1)/...............................   3,500,416
   32,200 Tularik, Inc. +.............................     302,358
   16,311 Vertex Pharmaceuticals, Inc. +..............     236,999
   18,100 ViroPharma, Inc. +/(1)/.....................      57,920
                                                       -----------
                                                        11,842,325
                                                       -----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 8.12%
   30,200 American Superconductor Corp. +/(1)/........     125,934
   64,850 Ametek, Inc.................................   2,413,069
   24,200 Analogic Corp...............................   1,234,200
   96,400 Artesyn Technologies, Inc. +................     443,440
  142,400 Belden, Inc.................................   1,936,640
   56,025 Coherent, Inc. +............................   1,358,606
  113,975 FEI Co. +...................................   2,307,994
  170,025 Fisher Scientific International, Inc. +/(1)/   5,388,092
   78,400 Flir Systems, Inc. +/(1)/...................   2,235,968
  131,250 Harman International Industries, Inc........   9,738,750
  138,800 Kemet Corp. +...............................   1,401,880
  102,500 Littelfuse, Inc. +..........................   2,200,675
   13,400 Magma Design Automation, Inc. +/(1)/........     231,833
  105,200 Methode Electronics, Inc., Class A..........   1,167,720
   50,075 Mettler-Toledo International, Inc. +........   1,794,187
   47,000 Newport Corp. +/(1)/........................     751,530
  175,300 Paxar Corp. +...............................   1,970,372
  114,825 Polycom, Inc. +.............................   1,460,574
  185,750 Sonic Solutions /(1)/.......................   1,285,390
   72,900 Technitrol, Inc.............................   1,258,983
   36,000 Wilson Greatbatch Technologies, Inc. +/(1)/.   1,324,800
  100,700 Woodhead Industries, Inc....................   1,241,631
    6,400 Woodward Governor Co........................     246,138
                                                       -----------
                                                        43,518,406
                                                       -----------
          FERTILIZERS - 0.32%
  199,200 IMC Global, Inc.............................   1,741,008
                                                       -----------
          FINANCE COMPANIES - 0.64%
  123,000 Chittenden Corp.............................   3,399,720
                                                       -----------

- ------------------------------------------------------------------------------

54
             SMALL CAP FUND - SCHEDULE OF INVESTMENTS  - CONTINUED
                                                                   May 31, 2003


 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ----------------------------------------------------------------
          FINANCIAL SERVICES - 0.30%
   47,500 Neuberger Berman, Inc..................... $ 1,580,800
                                                     -----------
          FOODS - 0.87%
   55,875 American Italian Pasta Co., Class A +/(1)/   2,448,443
   31,700 International Multifoods Corp. +/(1)/.....     640,340
    5,600 Performance Food Group Co. +/(1)/.........     202,720
   12,500 Seneca Foods Corp., Class A +.............     207,000
   25,000 Seneca Foods Corp., Class B +.............     421,250
   70,900 Wild Oats Markets, Inc. +/(1)/............     750,122
                                                     -----------
                                                       4,669,875
                                                     -----------
          FREIGHT - 2.42%
   32,800 Expeditors International of
           Washington, Inc..........................   1,146,032
   48,800 Forward Air Corp. +.......................   1,241,472
   18,316 Heartland Express, Inc. +.................     432,258
      900 International Shipholding Corp. +/(1)/....       7,704
   42,375 JB Hunt Transport Services, Inc. +........   1,569,570
   56,800 Ryder System, Inc.........................   1,508,608
  110,906 Werner Enterprises, Inc...................   2,541,966
  172,830 Yellow Corp. +............................   4,541,972
                                                     -----------
                                                      12,989,582
                                                     -----------
          HEALTHCARE - 3.67%
  125,425 Community Health Systems, Inc. +..........   2,612,603
  100,925 Cooper Cos., Inc. /(1)/...................   3,483,931
   48,000 Edwards Lifesciences Corp. +..............   1,455,360
   16,600 Epix Medical, Inc. +......................     198,038
  155,800 Hooper Holmes, Inc........................   1,012,700
  107,874 Odyssey Healthcare, Inc. +/(1)/...........   3,189,834
  111,550 Omnicare, Inc. /(1)/......................   3,028,583
   23,925 Patterson Dental Co. +/(1)/...............   1,051,982
    2,200 Renal Care Group, Inc. +..................      74,756
   60,200 Resmed, Inc. +/(1)/.......................   2,395,960
   52,600 Steris Corp. +............................   1,186,130
                                                     -----------
                                                      19,689,877
                                                     -----------
          HOSPITAL MANAGEMENT - 0.48%
    6,800 Lifepoint Hospitals, Inc. +...............     145,180
  113,725 Select Medical Corp. +....................   2,428,029
                                                     -----------
                                                       2,573,209
                                                     -----------
          HOSPITAL SUPPLIES - 0.97%
  105,175 Henry Schein, Inc. +......................   5,170,403
                                                     -----------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          HOUSEHOLD PRODUCTS - 0.87%
   17,900 Chattem, Inc. +....................... $   252,211
  133,275 Dial Corp.............................   2,665,500
   14,700 Playtex Products, Inc. +..............     114,366
   32,900 Scotts Co., Class A +.................   1,628,550
                                                 -----------
                                                   4,660,627
                                                 -----------
          HUMAN RESOURCES - 0.69%
    2,500 AMN Healthcare Services, Inc. +/(1)/..      28,500
   15,100 Cross Country Healthcare, Inc. /(1)/..     191,770
  182,800 MPS Group, Inc. +.....................   1,310,676
   78,600 Resources Connection, Inc. +/(1)/.....   1,764,570
   78,700 Spherion Corp. +......................     414,749
                                                 -----------
                                                   3,710,265
                                                 -----------
          INFORMATION PROCESSING -
          HARDWARE - 0.84%
  136,800 Avocent Corp. +/(1)/..................   4,043,808
   40,100 Synaptics, Inc. +.....................     466,363
                                                 -----------
                                                   4,510,171
                                                 -----------
          INFORMATION PROCESSING -
          SERVICES - 5.25%
  212,350 Aeroflex, Inc. +......................   1,666,948
   74,700 BISYS Group, Inc. +...................   1,344,600
   52,500 Black Box Corp. +.....................   1,953,525
   57,200 CACI International, Inc., Class A +...   1,890,460
   71,425 Cadence Design Systems, Inc. +/(1)/...     992,808
   15,200 Catapult Communications Corp. +.......     162,944
   77,700 Digital Impact, Inc. +................     126,651
   62,400 Factset Research Systems, Inc. /(1)/..   2,402,400
   56,600 FileNET Corp. +.......................     944,654
   70,700 Internet Security Systems, Inc. +/(1)/   1,117,060
  171,300 Jack Henry & Associates, Inc..........   2,608,899
   78,100 Kronos, Inc. +........................   3,819,090
  135,700 MatrixOne, Inc. +.....................     706,997
  138,850 Netscreen Technologies, Inc. +/(1)/...   3,108,851
   18,700 Register.com, Inc. +..................     112,200
   41,475 Reynolds and Reynolds Co., Class A....   1,227,660
  149,500 Riverstone Networks, Inc. +...........     263,120
  154,845 Secure Computing Corp. +/(1)/.........   1,167,531
   28,500 SonicWALL, Inc. +/(1)/................     147,915
   72,710 United Online, Inc. +/(1)/............   1,566,173
   21,700 Verisity, Ltd. +......................     298,831

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - Continued
   31,100 Websense, Inc. +/(1)/................. $   501,332
                                                 -----------
                                                  28,130,649
                                                 -----------
          INFORMATION PROCESSING -
          SOFTWARE - 3.44%
   53,900 Actuate Corp. +/(1)/..................      97,020
   24,875 Ansys, Inc. +.........................     710,181
   29,900 Concord Communications, Inc. +........     441,025
   67,325 Documentum, Inc. +/(1)/...............   1,426,617
   59,000 Global Payments, Inc..................   2,006,000
   47,525 Hyperion Solutions Corp. +............   1,497,037
  125,250 JD Edwards & Co. +....................   1,479,203
  134,025 Mantech International Corp., Class A +   2,392,346
   20,800 Mercury Interactive Corp. +/(1)/......     817,648
   59,500 Netegrity, Inc. +/(1)/................     361,760
  160,475 NetIQ Corp. +.........................   2,381,449
   33,600 Packeteer, Inc. +/(1)/................     520,128
   62,067 Progress Software Corp. +.............   1,268,029
   35,400 Quest Software, Inc. +/(1)/...........     395,418
   15,200 Renaissance Learning, Inc. +/(1)/.....     347,320
   45,500 SPSS, Inc. +..........................     706,160
   54,353 Verity, Inc. +........................   1,130,542
   11,000 WebEx Communications, Inc. +/(1)/.....     141,680
   89,000 Wind River Systems, Inc. +............     331,080
                                                 -----------
                                                  18,450,643
                                                 -----------
          INSURANCE - 5.30%
  115,550 AMERIGROUP Corp. +/(1)/...............   4,035,006
   58,800 Brown & Brown, Inc....................   2,084,460
   43,600 Harleysville Group, Inc...............   1,066,456
  147,300 Horace Mann Educators Corp............   2,231,595
    8,400 Markel Corp. +/(1)/...................   2,118,900
   48,100 Mid Atlantic Medical Services, Inc....   2,303,990
  152,300 Ohio Casualty Corp. +/(1)/............   1,918,980
   64,400 PartnerRe, Ltd........................   3,420,928
  118,775 Platinum Underwriters Holdings, Ltd. +   3,280,565
   63,000 Selective Insurance Group, Inc........   1,651,230
   24,100 Triad Guaranty, Inc. +................     922,789
   53,550 W.R. Berkley Corp.....................   2,637,338
   29,100 WellChoice, Inc. +....................     733,902
                                                 -----------
                                                  28,406,139
                                                 -----------

- -----------------------------------------------------------------------------

                                                                             55
May 31, 2003
             SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          LEISURE AND TOURISM - 7.44%
  119,300 Alloy, Inc. +/(1)/........................... $   829,135
   34,950 Applebee's International, Inc................   1,072,616
  240,650 Boyd Gaming Corp. +/(1)/.....................   3,638,628
   84,700 Brunswick Corp...............................   1,859,165
   58,000 Buca, Inc. +/(1)/............................     368,300
   27,600 CEC Entertainment, Inc. +....................     947,232
   44,600 Cheesecake Factory, Class A +................   1,513,278
   21,400 Chicago Pizza & Brewery, Inc. +/(1)/.........     178,904
   56,705 Fairmont Hotels & Resorts, Inc...............   1,338,238
  175,375 Hollywood Entertainment Corp. +..............   2,942,792
  142,725 Macrovision Corp. +..........................   2,743,032
  138,300 Midway Games, Inc. +/(1)/....................     488,199
   37,000 O'Charley's, Inc. +/(1)/.....................     709,290
   70,325 Polaris Industries, Inc./ (1)/...............   4,227,236
   19,400 Red Robin Gourmet Burgers, Inc. +/(1)/.......     347,066
  288,660 Ruby Tuesday, Inc. /(1)/.....................   6,659,386
  143,450 SCP Pool Corp. +/(1)/........................   4,620,524
   65,150 Sonic Corp. +................................   1,686,734
  114,800 UTI Worldwide, Inc...........................   3,678,192
                                                        -----------
                                                         39,847,947
                                                        -----------
          MACHINERY - 2.66%
   36,300 Actuant Corp., Class A +/(1)/................   1,570,338
   42,100 CARBO Ceramics, Inc./ (1)/...................   1,633,480
   39,600 Cuno, Inc. +.................................   1,464,804
    2,400 Global Power Equipment Group, Inc. +/(1)/....      11,880
   43,000 Graco, Inc...................................   1,322,680
   18,200 IDEX Corp....................................     627,718
   81,300 Insituform Technologies, Inc., Class A +/(1)/   1,312,995
   63,700 Ionics, Inc. +/(1)/..........................   1,347,255
   80,070 Jacobs Engineering Group, Inc. +/(1)/........   3,125,933
   23,800 Joy Global, Inc. +...........................     320,824
   85,400 Layne Christensen Co. +......................     657,580
   43,100 Lindsay Manufacturing Co.....................     875,792
                                                        -----------
                                                         14,271,279
                                                        -----------
          MEDICAL - BIOMEDICAL/GENE - 0.13%
    7,200 Alexion Pharmaceuticals, Inc. +/(1)/.........     100,872
   32,900 Decode Genetics, Inc. +......................     123,375
   34,200 Exelixis, Inc. +/(1)/........................     278,730
    1,100 Myriad Genetics, Inc. +......................      16,830
   11,500 Regeneron Pharmaceuticals, Inc. +/(1)/.......     158,240
                                                        -----------
                                                            678,047
                                                        -----------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          MEDICAL TECHNOLOGY - 1.91%
  145,075 Andrx Corp. +/(1)/................... $  2,792,694
   27,480 Bio-Rad Laboratories, Inc., Class A +    1,621,320
   16,900 DJ Orthopedics, Inc. +...............      130,299
   18,700 Incyte Genomics, Inc. +..............       94,790
  130,695 Integra LifeSciences Corp. +/(1)/....    3,688,213
   34,000 Lifeline Systems, Inc. +.............      922,080
   24,100 Nektar Therapeutics..................      266,787
   76,800 Noven Pharmaceuticals, Inc. +/(1)/...      742,656
                                                ------------
                                                  10,258,839
                                                ------------
          MERCHANDISING - SPECIALTY - 0.26%
   65,560 Petco Animal Supplies, Inc...........    1,378,071
                                                ------------
          METALS - 0.90%
   17,900 Gibraltar Steel Corp.................      346,186
   85,900 Harsco Corp..........................    3,039,142
   52,100 Lihir Gold, Ltd. +...................       47,214
   48,700 Material Sciences Corp. +............      449,988
   10,081 Newmont Mining Corp..................      299,002
   22,700 NN, Inc..............................      249,019
   19,200 Reliance Steel & Aluminum Co.........      368,832
                                                ------------
                                                   4,799,383
                                                ------------
          OIL AND GAS - 4.90%
   39,200 Atwood Oceanics, Inc. +..............    1,166,200
    6,400 Cooper Cameron Corp. +...............      349,376
  115,600 FMC Technologies, Inc. +.............    2,581,348
   55,900 Forest Oil Corp. +...................    1,365,637
   12,500 Grant Prideco, Inc. +................      174,375
   24,600 Hydril Co. +.........................      676,254
   45,200 Key Energy Services, Inc. +..........      536,976
   24,400 Lone Star Technologies, Inc. +/(1)/..      604,632
   58,000 Noble Energy, Inc....................    2,112,940
   53,400 Pioneer Natural Resources Co. +......    1,427,916
   68,125 Pride International, Inc. +..........    1,296,419
   35,975 Quicksilver Resources, Inc. +........      899,735
   61,500 Seacor Smit, Inc. +..................    2,397,885
   18,100 Smith International, Inc. +..........      740,109
  230,025 Superior Energy Services, Inc. +.....    2,631,486
   67,375 Tidewater, Inc.......................    2,224,722
   43,200 Ultra Petroleum Corp. +..............      505,440
   38,400 W-H Energy Services, Inc. +..........      835,968
  174,600 XTO Energy, Inc......................    3,746,916
                                                ------------
                                                  26,274,334
                                                ------------

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          PAPER/FOREST PRODUCTS - 0.22%
  106,300 Buckeye Technologies, Inc. +/(1)/............ $   595,280
   19,500 Constar International, Inc. +................     168,675
    7,100 Potlatch Corp. /(1)/.........................     176,577
   14,300 Smurfit-Stone Container Corp. +..............     211,926
                                                        -----------
                                                          1,152,458
                                                        -----------
          POLLUTION CONTROL - 1.80%
  147,140 Stericycle, Inc. +/(1)/......................   5,820,858
  136,174 Tetra Tech, Inc. +/(1)/......................   2,308,149
   43,725 Waste Connections, Inc. +/(1)/...............   1,489,274
                                                        -----------
                                                          9,618,281
                                                        -----------
          PUBLISHING - 0.77%
   41,100 Consolidated Graphics, Inc. +................     818,712
   68,300 New England Business Service, Inc............   1,843,417
   47,115 Scholastic Corp. +...........................   1,468,103
                                                        -----------
                                                          4,130,232
                                                        -----------
          REAL ESTATE INVESTMENT TRUSTS - 1.97%
   57,700 Arden Realty, Inc............................   1,491,545
   62,800 EastGroup Properties, Inc....................   1,711,300
    7,400 Essex Property Trust, Inc....................     421,726
   60,600 Gables Residential Trust.....................   1,787,094
   56,700 Glenborough Realty Trust, Inc................   1,057,455
   44,100 Lasalle Hotel Properties.....................     638,127
   25,500 Manufactured Home Communities, Inc...........     854,505
    4,000 Parkway Properties, Inc......................     159,000
   20,100 Reckson Associates Realty Corp.,
           Class B.....................................     412,050
   73,900 Washington Real Estate
           Investment Trust............................   2,028,555
                                                        -----------
                                                         10,561,357
                                                        -----------
          RETAIL - 5.89%
  228,900 Casey's General Stores, Inc..................   3,183,999
   80,945 Cost Plus, Inc. +/(1)/.......................   2,909,973
   25,930 Duane Reade, Inc. +/(1)/.....................     372,355
   78,825 Finish Line, Inc., Class A +.................   1,560,735
  107,600 Great Atlantic & Pacific Tea Co., Inc. +/(1)/     790,860
  120,980 Insight Enterprises, Inc. +/(1)/.............   1,057,365
   54,325 Krispy Kreme Doughnuts, Inc. +/(1)/..........   1,882,904
  156,860 Leapfrog Enterprises, Inc./ (1)/.............   4,537,960
   51,400 Linens 'N Things, Inc. +.....................   1,183,228
  147,075 Movie Gallery, Inc. +/(1)/...................   2,741,478

- ------------------------------------------------------------------------------

56
             SMALL CAP FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          RETAIL - Continued
   21,900 MSC Industrial Direct Co., Inc.,
           Class A +.......................... $    415,881
   65,400 Neiman Marcus Group, Inc., Class A +    2,269,380
   31,500 Stein Mart, Inc. +..................      184,905
   82,200 Tractor Supply Co. +/(1)/...........    3,723,660
   81,925 Tuesday Morning Corp. +/(1)/........    1,879,359
   27,400 Ultimate Electronics, Inc. +/(1)/...      292,084
   62,800 United Stationers, Inc. +...........    1,914,144
   12,350 Whole Foods Market, Inc. +..........      673,693
                                               ------------
                                                 31,573,963
                                               ------------
          SAVINGS & LOAN - 0.02%
    4,600 Frankfort First Bancorp, Inc........       90,574
      700 Itla Capital Corp. +................       25,963
                                               ------------
                                                    116,537
                                               ------------
          SCHOOLS - 1.52%
   58,657 Corinthian Colleges, Inc. +.........    2,759,225
   92,475 Education Management Corp. +/(1)/...    4,396,261
   14,950 Strayer Education, Inc. /(1)/.......      997,614
                                               ------------
                                                  8,153,100
                                               ------------
          SEMICONDUCTORS - 3.55%
      200 Applied Micro Circuits Corp. +......        1,004
   77,400 ATMI, Inc. +/(1)/...................    1,936,548
  177,925 Brooks Automation, Inc. /(1)/.......    2,117,308
   70,550 Cree, Inc. +/(1)/...................    1,733,414
   52,600 Emulux Corp. +......................    1,299,220
  255,425 Entegris, Inc. +....................    3,169,824
   81,100 Exar Corp. +........................    1,317,875
   13,800 Lattice Semiconductor Corp. +.......      125,580
  104,600 MKS Instruments, Inc. +/(1)/........    2,039,700
  109,900 Mykrolis Corp. +....................    1,027,565
   58,750 Power Integrations, Inc. +/(1)/.....    1,566,216
  170,550 Semtech Corp. +/(1)/................    2,703,217
                                               ------------
                                                 19,037,471
                                               ------------
          TELECOMMUNICATIONS - 2.27%
  110,800 Boston Communications
           Group, Inc. +/(1)/.................    1,802,716
   98,350 Harris Corp.........................    2,979,021

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   30,300 PECO II, Inc. +....................... $     20,604
  290,050 Powerwave Technologies, Inc. +........    2,015,848
   35,150 Safenet, Inc. /(1)/...................      977,873
  797,400 Stratex Networks, Inc. +..............    2,591,550
    6,207 Stratos Lightwave, Inc. +/(1)/........       32,587
   32,500 Tekelec +.............................      465,400
   34,400 West Corp. +/(1)/.....................      856,560
   40,100 Western Wireless Corp., Class A +/(1)/      428,669
                                                 ------------
                                                   12,170,828
                                                 ------------
          TEXTILE - PRODUCTS - 0.28%
    1,700 Culp, Inc. + /(1)/....................        9,945
    6,800 Dan River, Inc., Class A +/(1)/.......       22,440
   50,100 G&K Services, Inc., Class A...........    1,464,423
                                                 ------------
                                                    1,496,808
                                                 ------------
          THERAPEUTICS - 0.92%
   11,500 Abgenix, Inc. +/(1)/..................      123,625
   30,800 Amylin Pharmaceuticals, Inc. +/(1)/...      611,072
    8,700 CV Therapeutics, Inc. +/(1)/..........      281,445
   27,000 Medicines Co. +/(1)/..................      631,800
   26,700 Neurocrine Biosciences, Inc. +/(1)/...    1,353,423
   25,700 NPS Pharmaceuticals, Inc. +/(1)/......      554,092
   22,500 Trimeris, Inc. +/(1)/.................    1,109,925
   17,700 Vicuron Phamaceuticals, Inc. /(1)/....      253,818
                                                 ------------
                                                    4,919,200
                                                 ------------
          UTILITIES - ELECTRIC - 0.41%
   52,400 Cleco Corp............................      911,760
   53,200 El Paso Electric Co. +................      633,080
   33,100 UniSource Energy Corp.................      623,935
                                                 ------------
                                                    2,168,775
                                                 ------------
          UTILITIES - GAS, DISTRIBUTION - 1.31%
  289,100 National-Oilwell, Inc. +..............    7,030,912
                                                 ------------
          WATER SERVICES - 0.00%
    3,200 Waterlink, Inc. +.....................          224
                                                 ------------
          TOTAL COMMON STOCK
          (Cost $481,902,157)...................  495,920,386
                                                 ------------

    PAR                                               MARKET
   VALUE                                              VALUE
- ----------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 23.85%
            COLLECTIVE INVESTMENT
            POOL - 16.34%
$87,535,580 Securities Lending Quality Trust /(2)/ $  87,535,580
                                                   -------------
            COMMERCIAL PAPER - 5.80%
 10,000,000 Hitachi America:
              1.30% due 6/4/03....................     9,998,917
 10,925,000 Household Finance Corp.:
              1.25% due 6/3/03....................    10,924,241
 10,144,000 Pitney Bowes, Inc.:
              1.23% due 6/2/03....................    10,143,653
                                                   -------------
                                                      31,066,811
                                                   -------------
            GOVERNMENT AGENCIES - 0.78%
  4,187,000 Federal National Mtg. Assoc.:
              1.21% due 6/3/03....................     4,186,719
                                                   -------------
            REGISTERED INVESTMENT
            COMPANIES - 0.93%
  4,995,014 T. Rowe Price Reserve Investment
             Fund.................................     4,995,014
                                                   -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $127,784,124)...................   127,784,124
                                                   -------------
            TOTAL INVESTMENTS
            (Cost $609,686,281) - 116.39%.........   623,704,510
            Liabilities in excess of other assets,
             net - (16.39)%.......................  (87,834,767)
                                                   -------------
            NET ASSETS - 100%.....................   535,869,743
                                                   -------------

  +  Non-income producing.
  /(1)/ The security or portion thereof is out on loan (see Note 2). /(2)/ The security is purchased with the cash collateral received from securities loaned (see Note 2).

See Notes to Financial Statements.

- -----------------------------------------------------------------------------

                                                                             57
                SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS
May 31, 2003



 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          COMMON STOCK - 87.83%
          ADVERTISING - 0.34%
    6,390 ADVO, Inc. +.......................................... $  261,671
    8,741 APAC Customer Services, Inc. +........................     26,835
    2,856 Cross Media Marketing Corp. +/(1)/....................        685
      257 Grey Global Group, Inc................................    168,849
    5,085 Penton Media, Inc. +..................................      3,051
    9,270 R.H. Donnelley Corp. +................................    332,978
   19,166 Sitel Corp. +.........................................     27,407
    6,479 ValueVision Media, Inc., Class A +/(1)/...............     88,892
                                                                 ----------
                                                                    910,368
                                                                 ----------
          AEROSPACE/DEFENSE - 0.82%
    8,666 AAR Corp..............................................     38,997
    7,996 Armor Holdings, Inc. +................................    108,826
   12,074 BE Aerospace, Inc. +/(1)/.............................     29,219
    3,552 Curtiss-Wright Corp...................................    210,278
    7,332 DRS Technologies, Inc. +..............................    183,300
    2,361 Ducommun, Inc. +......................................     32,771
    5,180 EDO Corp..............................................     86,713
    4,355 Engineered Support Systems, Inc.......................    171,630
    7,023 Esterline Technologies Corp. +........................    125,361
   10,528 Gencorp, Inc..........................................     84,435
    4,829 Heico Corp............................................     44,427
    4,081 Herley Industries, Inc. +/(1)/........................     64,072
    2,558 Integrated Defense Technologies, Inc. +...............     33,663
    7,587 Kaman Corp., Class A..................................     75,870
    5,156 Moog, Inc., Class A +.................................    172,726
   15,386 Orbital Sciences Corp., Class A +/(1)/................     87,700
    2,057 Sequa Corp., Class A +................................     74,895
   10,267 Teledyne Technologies, Inc. +.........................    154,416
    4,782 Triumph Group, Inc. +.................................    150,681
    7,144 United Defense Industries, Inc. +.....................    182,529
    3,260 United Industrial Corp................................     47,889
                                                                 ----------
                                                                  2,160,398
                                                                 ----------
          AIRLINES - 0.28%
   21,336 Airtran Holdings, Inc. +/(1)/.........................    158,313
    8,155 Alaska Air Group, Inc. +/(1)/.........................    155,026
    1,112 ATA Holdings Corp. +/(1)/.............................      5,171
   13,753 Atlantic Coast Airlines Holdings, Inc. +..............    130,241
    5,571 Atlas Air Worldwide Holdings, Inc. +/(1)/.............      9,081
   10,167 ExpressJet Holdings, Inc. +...........................    119,361
    9,996 Frontier Airlines, Inc. +.............................     69,872
   10,441 Mesa Air Group, Inc. +................................     64,525

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          AIRLINES - Continued
    3,273 Mesaba Holdings, Inc. +............................... $   19,343
    4,478 Midwest Express Holdings, Inc. +......................     13,524
                                                                 ----------
                                                                    744,457
                                                                 ----------
          APPAREL & PRODUCTS - 2.03%
    4,268 Aeropostale, Inc. +...................................     91,122
   14,895 AnnTaylor Stores Corp. +..............................    380,865
    1,496 Bebe Stores, Inc. +/(1)/..............................     27,257
    2,732 Blair Corp............................................     57,918
    5,943 Brown Shoe Co., Inc...................................    168,484
    2,403 Buckle, Inc. +........................................     43,735
      890 Cache, Inc. +.........................................      8,989
    4,994 Cato Corp., Class A...................................     98,482
    2,565 Charlotte Russe Holding, Inc. +.......................     24,598
   36,309 Charming Shoppes, Inc. +..............................    171,378
    1,625 Cherokee, Inc. +......................................     28,925
    3,908 Children's Place Retail Stores, Inc. +/(1)/...........     59,402
    7,947 Christopher & Banks Corp. +...........................    230,066
   10,965 dELiA*s Corp., Class A +..............................     10,307
    5,637 DHB Industries, Inc. +/(1)/...........................     22,548
    6,812 Footstar, Inc. +/(1)/.................................     63,011
    6,806 Genesco, Inc. +.......................................    103,111
    5,358 Goody's Family Clothing, Inc. +.......................     36,649
    2,569 Guess ?, Inc. +/(1)/..................................     13,025
    8,096 Gymboree Corp. +......................................    138,441
   10,693 Hot Topic, Inc. +/(1)/................................    285,182
    6,098 J. Jill Group, Inc. +.................................     92,568
    4,016 K-Swiss, Inc., Class A +/(1)/.........................    137,950
    8,567 Kellwood Co...........................................    263,007
    2,422 Kenneth Cole Productions, Inc., Class A +/(1)/........     48,924
    4,890 Maxwell Shoe Co., Class A +...........................     64,988
    1,672 Mossimo, Inc. +/(1)/..................................      6,471
    8,506 Nautica Enterprises, Inc. +...........................     89,738
    8,682 Oakley, Inc. +........................................     96,370
    3,506 OshKosh B'Gosh, Inc., Class A.........................     88,176
    2,076 Oxford Industries, Inc. /(1)/.........................     84,701
   15,304 Pacific Sunwear of California, Inc. +.................    343,728
   22,848 Payless ShoeSource, Inc. +............................    342,263
    7,799 Phillips-Van Heusen Corp..............................    110,044
   15,254 Quiksilver, Inc. +....................................    258,250
    8,196 Russell Corp..........................................    163,756
    2,456 Shoe Carnival, Inc. +.................................     38,043
    5,283 Skechers U.S.A., Inc., Class A +......................     39,517
    6,402 Stage Stores, Inc. +..................................    156,337

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          APPAREL & PRODUCTS - Continued
    3,155 Steven Madden, Ltd. +................................. $   63,258
   13,456 Stride Rite Corp......................................    121,104
   11,475 Too, Inc. +...........................................    200,009
   16,955 Unifi, Inc. +.........................................    117,159
    6,231 Vans, Inc. +..........................................     43,492
    8,648 Wet Seal, Inc. +......................................     91,669
   14,076 Wolverine World Wide, Inc.............................    258,576
                                                                 ----------
                                                                  5,383,593
                                                                 ----------
          APPLIANCES/FURNISHINGS - 0.26%
    1,560 American Woodmark Corp................................     73,148
    5,524 Applica, Inc. +.......................................     33,696
    3,438 Bassett Furniture Industries, Inc.....................     46,722
    2,893 Bush Industries, Inc., Class A........................      6,972
    1,266 CompX International, Inc., Class A....................      6,647
    8,959 Griffon Corp. +.......................................    137,789
    5,165 Haverty Furniture Cos., Inc...........................     79,799
   14,772 Interface, Inc., Class A..............................     53,032
   11,463 Kimball International, Inc., Class B..................    180,657
    2,210 Salton, Inc. +/(1)/...................................     20,575
    1,755 Stanley Furniture Co., Inc. +.........................     45,718
    1,821 Virco Manufacturing Corp..............................     16,007
                                                                 ----------
                                                                    700,762
                                                                 ----------
          AUTOMOTIVE - 1.26%
    4,845 Aaron Rents, Inc., Class B............................    116,232
   14,005 Acuity Brands, Inc....................................    232,063
    2,586 Aftermarket Technology Corp. +........................     27,024
    5,684 AO Smith Corp.........................................    180,638
    2,624 Asbury Automotive Group, Inc. +/(1)/..................     31,409
   10,284 Carlisle Cos., Inc....................................    463,500
    8,229 Collins & Aikman Corp. +..............................     25,675
    9,653 CSK Auto Corp. +/(1)/.................................    122,110
    4,996 Dura Automotive Systems, Inc. +.......................     45,064
    6,345 Group 1 Automotive, Inc. +/(1)/.......................    185,274
    4,302 IMPCO Technologies, Inc. +/(1)/.......................     15,483
    9,307 Kaydon Corp...........................................    197,308
    3,512 Keystone Automotive Industries, Inc. +................     65,636
    3,714 Lithia Motors, Inc., Class A +........................     59,238
    1,895 Midas, Inc. +.........................................     16,543
    9,592 Modine Manufacturing Co...............................    211,504
    1,845 Monro Muffler Brake, Inc. +...........................     46,494
    5,077 Oshkosh Truck Corp., Class B..........................    281,418
   16,262 Pep Boys-Manny, Moe & Jack +..........................    171,239

- ------------------------------------------------------------------------------

58
                                                                   May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          AUTOMOTIVE - Continued
   14,077 Raytech Corp. +....................................... $   84,321
    8,256 Sports Resorts International, Inc. +/(1)/.............     53,251
    2,367 Standard Motor Products, Inc., Class A /(1)/..........     29,895
    1,135 Strattec Security Corp. +.............................     60,518
    7,207 Superior Industries International, Inc................    281,722
    5,734 TBC Corp. +...........................................    103,212
   12,791 Tenneco Automotive, Inc. +............................     49,117
   20,842 Tower Automotive, Inc. +..............................     74,823
    5,713 United Auto Group, Inc. +/(1)/........................    107,404
                                                                 ----------
                                                                  3,338,115
                                                                 ----------
          BANKS - 7.34%
    4,947 1st Source Corp.......................................     84,643
    3,381 ABC Bancorp...........................................     48,585
    3,330 Alabama National Bancorp..............................    159,840
    4,035 Allegiant Bancorp, Inc................................     74,809
    8,359 Amcore Financial, Inc.................................    201,118
    1,986 American National Bankshares, Inc. /(1)/..............     48,458
    2,141 Arrow Financial Corp..................................     70,161
    1,334 BancFirst Corp........................................     72,863
    4,458 Bank Corp. /(1)/......................................     28,977
    4,654 Bank of Granite Corp..................................     83,772
    1,522 Bank of The Ozarks, Inc...............................     53,894
    3,525 Banner Corp...........................................     74,695
   21,229 Bay View Capital Corp. +..............................    123,128
    6,508 Boston Private Financial Holdings, Inc................    121,635
    1,273 Bryn Mawr Bank Corp. /(1)/............................     47,076
    2,960 BSB Bancorp, Inc......................................     79,713
    2,759 Camden National Corp..................................     68,396
    2,394 Capital City Bank Group, Inc..........................     99,351
    2,629 Capitol Bancorp, Ltd..................................     65,725
    4,258 Cascade Bancorp /(1)/.................................     74,685
    5,267 Cathay Bancorp, Inc. /(1)/............................    215,157
    1,133 CB Bancshares, Inc....................................     73,645
    2,950 CCBT Financial Cos., Inc..............................     69,915
    2,796 Central Coast Bancorp +...............................     45,575
    4,810 Central Pacific Financial Corp........................    131,938
    1,092 Century Bancorp, Inc., Class A........................     30,652
    8,015 Chemical Financial Corp...............................    250,068
    2,585 City Bank.............................................     66,305
    5,721 City Holding Co.......................................    163,048
    2,534 Cobiz, Inc. /(1)/.....................................     34,690
    1,973 Columbia Bancorp......................................     50,114

 NUMBER                                                           MARKET
OF SHARES                                                         VALUE
- -------------------------------------------------------------------------
          BANKS - Continued
    4,530 Columbia Banking System, Inc. +....................... $ 82,899
   15,346 Commercial Federal Corp...............................  344,825
    3,884 Community Bank Systems, Inc. +........................  149,573
    2,781 Community Bks., Inc...................................   80,649
   13,504 Community First Bankshares, Inc.......................  374,466
    4,300 Community Trust Bancorp, Inc..........................  126,936
    3,067 Corus Bankshares, Inc.................................  152,583
   11,154 CVB Financial Corp....................................  237,692
    7,993 East West Bancorp, Inc................................  292,943
    3,651 F&M Bancorp...........................................  182,806
    2,105 Farmers Capital Bank Corp.............................   68,602
    2,652 Financial Institutions, Inc...........................   62,083
    2,476 First Bancorp North Carolina..........................   63,757
   11,273 First Bancorp Puerto Rico.............................  343,826
    3,090 First Busey Corp., Class A............................   73,913
   10,435 First Charter Corp....................................  203,482
    2,075 First Citizens BancShares, Inc., Class A..............  209,928
   19,884 First Commonwealth Financial Corp.....................  258,293
    3,341 First Community Bancorp...............................  100,731
    3,017 First Community Bancshares, Inc. /(1)/................  108,612
   12,202 First Financial Bancorp...............................  200,967
    4,216 First Financial Bankshares, Inc.......................  171,882
    2,339 First Financial Corp..................................  128,739
    4,956 First Merchants Corp..................................  124,792
    2,608 First National Corp...................................   67,547
    1,473 First Oak Brook Bancshares, Inc., Class A.............   46,503
    1,188 First of Long Island Corp.............................   42,554
    3,519 First Republic Bank +.................................   93,078
      961 First South Bancorp, Inc. /(1)/.......................   30,656
    2,000 First State Bancorp...................................   54,200
    1,988 FNB Corp..............................................   52,682
      925 Franklin Financial Corp...............................   27,491
   19,761 Fremont General Corp. /(1)/...........................  228,042
    5,511 Frontier Financial Corp...............................  162,574
    2,641 GBC Bancorp...........................................   95,129
    3,286 German American Bancorp...............................   62,763
    5,905 Glacier Bancorp, Inc..................................  148,393
   11,422 Gold Banc Corp., Inc..................................  112,621
    1,943 Great Southern Bancorp, Inc...........................   71,949
    4,543 Hancock Holding Co....................................  215,202
    2,990 Hanmi Financial Corp. +...............................   52,056
    6,484 Harleysville National Corp............................  182,330
    3,670 Humboldt Bancorp......................................   49,215
    2,052 Iberiabank Corp.......................................  100,138

 NUMBER                                                           MARKET
OF SHARES                                                         VALUE
- -------------------------------------------------------------------------
          BANKS - Continued
    4,118 Independent Bank Corp. (MA)........................... $ 89,072
    6,257 Independent Bank Corp. (MI)...........................  161,118
    5,272 Integra Bank Corp.....................................   90,678
    2,935 Interchange Financial Services Corp...................   55,912
    7,684 International Bancshares Corp.........................  356,461
    5,204 Irwin Financial Corp. /(1)/...........................  128,175
    3,993 Lakeland Bancorp, Inc. /(1)/..........................   63,928
    1,748 Lakeland Financial Corp...............................   47,213
    6,489 Local Financial Corp. +...............................   98,503
    2,888 LSB Bancshares, Inc...................................   48,663
    2,398 Macatawa Bank Corp....................................   57,293
    3,562 Main Street Bks., Inc. /(1)/..........................   82,784
    2,007 Mainsource Financial Group, Inc.......................   48,549
    3,857 MB Financial, Inc.....................................  152,313
    1,359 Merchants Bancshares, Inc.............................   32,466
    8,156 Mid-State Bancshares..................................  165,241
    3,165 Midwest Banc Holdings, Inc. /(1)/.....................   62,034
    2,716 Nara Bancorp, Inc.....................................   46,169
    6,326 National Penn Bancshares, Inc./ (1)/..................  189,717
    2,384 NBC Capital Corp......................................   57,574
   10,125 NBT Bancorp, Inc. /(1)/...............................  187,414
   16,557 NetBank, Inc. +.......................................  219,711
    2,374 Old Second Bancorp, Inc...............................  101,370
    2,813 Omega Financial Corp..................................  101,831
    4,652 Oriental Financial Group, Inc.........................  117,137
   11,842 Pacific Capital Bancorp...............................  402,391
    5,218 Pacific Northwest Bancorp.............................  182,056
    3,620 Pacific Union Bank +..................................   51,549
    2,050 Peapack Gladstone Financial Corp. /(1)/...............   64,062
    2,371 Pennrock Financial Services Corp......................   67,573
    3,171 Peoples Bancorp, Inc..................................   80,290
    1,925 Peoples Holding Co....................................   84,700
    1,875 PrivateBancorp, Inc. /(1)/............................   50,625
    4,324 Prosperity Bancshares, Inc............................   79,951
    8,084 Provident Bankshares Corp.............................  207,193
    5,086 R&G Financial Corp., Class B..........................  144,442
   17,723 Republic Bancorp, Inc.................................  235,007
    2,403 Republic Bancorp, Inc., Class A.......................   34,219
    1,717 Republic Bancshares, Inc. +...........................   40,092
    4,767 Riggs National Corp...................................   70,790
    1,792 Royal Bancshares of Pennsylvania, Inc., Class A.......   37,865
    8,994 S&T Bancorp, Inc......................................  254,800
    4,957 Sandy Spring Bancorp, Inc. /(1)/......................  157,682

- -----------------------------------------------------------------------------

                                                                             59
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ----------------------------------------------------------------------------
          BANKS - Continued
    2,900 Santander Bancorp..................................... $    43,152
    3,558 Seacoast Banking Corp. of Florida.....................      63,154
    2,894 Second Bancorp, Inc...................................      70,845
    4,844 Simmons First National Corp., Class A.................      98,866
   15,154 South Financial Group, Inc............................     368,242
    9,571 Southwest Bancorp of Texas, Inc. +....................     315,269
    1,754 Southwest Bancorp, Inc................................      45,165
    2,508 State Bancorp, Inc....................................      50,110
    3,576 Sterling Bancorp......................................     104,920
   12,907 Sterling Bancshares, Inc..............................     153,980
    5,716 Sterling Financial Corp. (PA) /(1)/...................     134,726
    4,013 Suffolk Bancorp /(1)/.................................     131,506
    1,796 Summit Bancshares, Inc................................      42,493
    1,688 Sun Bancorp, Inc. (PA) /(1)/..........................      34,604
    2,290 Sun Bancorp, Inc. (NJ) +..............................      42,365
   13,335 Susquehanna Bancshares, Inc...........................     307,372
    1,947 SY Bancorp, Inc.......................................      75,836
    8,221 Texas Regional Bancshares, Inc., Class A..............     300,889
    2,539 Tompkins Trustco, Inc.................................     115,524
    1,729 TriCo Bancshares......................................      43,139
    6,297 Trust Co. of New Jersey...............................     187,210
   24,474 TrustCo Bank Corp. NY.................................     280,962
    4,095 U.S.B. Holding Co., Inc...............................      72,522
   12,278 UCBH Holdings, Inc....................................     318,614
    5,575 UMB Financial Corp....................................     234,150
    9,727 Umpqua Holdings Corp..................................     193,081
    2,574 Union Bankshares Corp.................................      70,862
   12,391 United Bankshares, Inc................................     377,306
    5,617 United Community Bks., Inc. +/(1)/....................     146,379
    6,003 United National Bancorp /(1)/.........................     157,879
    7,467 Unizan Financial Corp.................................     131,419
    2,491 Virginia Financial Group, Inc.........................      76,972
   14,689 W Holding Co., Inc....................................     240,165
    4,451 Washington Trust Bancorp, Inc.........................     102,333
    7,214 WesBanco, Inc.........................................     182,081
    5,329 West Coast Bancorp....................................      89,261
    5,013 Wintrust Financial Corp...............................     150,340
    2,505 Yardville National Bancorp............................      48,046
                                                                 -----------
                                                                  19,461,085
                                                                 -----------
          BEVERAGES - 0.12%
    3,163 Boston Beer Co., Inc., Class A +......................      44,851
      300 Coca-Cola Bottling Co. Cons...........................      15,045

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          BEVERAGES - Continued
      298 Farmer Brothers Co.................................... $   95,956
    1,073 Green Mountain Coffee, Inc. +/(1)/....................     18,371
    1,230 National Beverage Corp. +.............................     17,638
    2,969 Peet's Coffee & Tea, Inc. +...........................     50,859
    3,179 Robert Mondavi Corp., Class A +/(1)/..................     81,497
                                                                 ----------
                                                                    324,217
                                                                 ----------
          BROADCASTING - 0.77%
    3,245 4Kids Entertainment, Inc. +/(1)/......................     56,463
    6,649 Acacia Research Corp. (Technologies) +/(1)/...........      8,311
    3,158 Acme Communications, Inc. +...........................     26,095
    1,997 Beasley Broadcast Group, Inc., Class A +..............     23,904
    8,482 Crown Media Holdings, Inc., Class A +/(1)/............     46,736
    1,690 Fisher Communications, Inc. +.........................     78,500
    3,038 Gray Television, Inc., Class A /(1)/..................     43,747
    5,705 Liberty Corp..........................................    248,167
    3,768 Lodgenet Entertainment Corp. +........................     42,918
   18,160 Mediacom Communications Corp., Class A +..............    169,796
   10,415 Paxson Communications Corp. +.........................     68,635
    9,030 Regent Communications, Inc. +.........................     56,167
    5,092 Saga Communications, Inc., Class A +..................     97,512
    2,988 Salem Communications Corp., Class A +.................     74,102
   10,417 Sinclair Broadcast Group, Inc., Class A +.............    126,567
  275,290 Sirius Satellite Radio, Inc. +/(1)/...................    440,464
   12,223 Spanish Broadcasting System, Inc., Class A +..........     92,650
    3,401 World Wrestling Entertainment, Inc., Class A +........     34,622
   18,358 XM Satellite Radio Holdings, Inc., Class A +/(1)/.....    208,180
    4,742 Young Broadcasting, Inc., Class A +...................    100,910
                                                                 ----------
                                                                  2,044,446
                                                                 ----------
          BUILDING MATERIALS - 0.88%
    9,599 Apogee Enterprises, Inc...............................    100,789
    3,540 Barnes Group, Inc.....................................     68,393
    1,905 Butler Manufacturing Co...............................     33,376
    2,180 Centex Construction Productions, Inc..................     85,129
   12,818 Comfort Systems USA, Inc. +...........................     35,890
    1,782 Drew Industries, Inc. +...............................     29,011

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          BUILDING MATERIALS - Continued
    6,566 Elkcorp............................................... $  135,719
    6,675 Florida Rock Industries, Inc..........................    283,888
    4,131 Genlyte Group, Inc. +.................................    156,937
   14,458 Lennox International, Inc.............................    207,183
    4,885 LSI Industries, Inc...................................     58,083
    9,274 Mathews International Corp., Class A..................    222,854
    1,038 Mestek, Inc. +........................................     19,109
    6,216 NCI Building Systems, Inc. +..........................    116,053
    4,998 Simpson Manufacturing Co., Inc. +.....................    177,929
    7,106 Texas Industries, Inc.................................    157,114
    2,199 Trex Co., Inc. +/(1)/.................................     94,227
    6,836 U.S. Concrete, Inc. +.................................     26,934
   22,410 US Industries, Inc. +.................................     95,691
   12,452 USG Corp. +/(1)/......................................    144,941
    5,782 Watsco, Inc...........................................     90,777
                                                                 ----------
                                                                  2,340,027
                                                                 ----------
          CHEMICAL - 1.94%
   19,519 Airgas, Inc. +........................................    353,294
    6,791 Arch Chemicals, Inc...................................    138,265
    7,669 Cabot Microelectronics Corp. +/(1)/...................    354,691
   38,447 Crompton Corp.........................................    274,896
   13,425 Cytec Industries, Inc. +..............................    444,367
   10,974 Ferro Corp............................................    269,741
   10,129 FMC Corp. +...........................................    210,582
    7,298 Foamex International, Inc. +/(1)/.....................      9,706
    9,307 Georgia Gulf Corp.....................................    196,657
   12,664 Great Lakes Chemical Corp.............................    291,652
    9,590 H.B. Fuller Co........................................    228,434
    8,071 Hexcel Corp. +........................................     26,634
    8,772 MacDermid, Inc........................................    219,300
   21,310 Millennium Chemicals, Inc.............................    254,654
    6,920 Minerals Technologies, Inc............................    347,384
    2,905 NL Industries, Inc....................................     49,153
    3,370 Octel Corp............................................     44,989
   17,201 Olin Corp.............................................    303,770
   13,412 Omnova Solutions, Inc. +..............................     58,745
    2,603 Penford Corp..........................................     30,872
   26,651 Polyone Corp..........................................    132,722
    2,637 Quaker Chemical Corp..................................     59,332
    9,958 Schulman (A), Inc.....................................    170,581
   35,490 Solutia, Inc..........................................     91,209
    4,986 Spartech Corp.........................................     99,221
    2,157 Stepan Co.............................................     53,192

- ------------------------------------------------------------------------------

60
                                                                   May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          CHEMICAL - Continued
    7,758 Symyx Technologies, Inc. +............................ $  131,886
    8,593 Valhi, Inc. /(1)/.....................................     81,118
   22,179 W.R. Grace & Co. +....................................     72,304
    5,405 WD-40 Co..............................................    140,422
                                                                 ----------
                                                                  5,139,773
                                                                 ----------
          COAL - 0.24%
   15,345 Arch Coal, Inc........................................    346,950
   21,248 Massey Energy Co......................................    297,897
                                                                 ----------
                                                                    644,847
                                                                 ----------
          COMMERCIAL SERVICES - 2.46%
    1,907 1-800 Contacts, Inc. +/(1)/...........................     45,177
    4,221 1-800-FLOWERS.COM, Inc., Class A +....................     35,245
   12,762 ABM Industries, Inc...................................    188,622
    6,477 Administaff, Inc. +/(1)/..............................     57,969
    1,883 Advisory Board Co. +..................................     71,855
   13,514 Alderwoods Group, Inc. +..............................     79,192
    9,945 Arbitron, Inc. +......................................    348,572
    1,744 Baker (Michael) Corp. +/(1)/..........................     15,609
    5,902 Central Parking Corp..................................     66,988
   26,664 Century Business Services, Inc. +.....................     75,992
    2,517 Charles River Associates, Inc. +......................     54,418
    4,797 Clark/Bardes, Inc. +..................................     56,365
    4,473 Cornell Cos., Inc. +..................................     62,622
   12,523 Corporate Executive Board Co. +/@/....................    528,471
    9,489 Corrections Corp. of America +........................    224,320
    4,448 CoStar Group, Inc. +..................................    125,256
    2,414 CPI Corp..............................................     37,176
   53,956 Crown Holdings, Inc. +................................    357,728
    6,879 DiamondCluster International, Inc., Class A +.........     18,917
    5,731 Discovery Partners International, Inc. +..............     23,497
   16,189 Dycom Industries, Inc. +..............................    226,160
    4,787 Electro Rent Corp. +..................................     48,823
    4,869 Euronet Worldwide, Inc. +/(1)/........................     59,640
    6,145 First Consulting Group, Inc. +........................     34,596
    8,167 FTI Consulting, Inc. +/(1)/...........................    299,811
    1,875 Gaiam, Inc., Class A +................................     10,781
    4,416 Greif Brothers Corp., Class A.........................     95,386
    3,447 Hall Kinion & Associates, Inc. +......................      9,031
    3,173 Healthcare Services Group, Inc. +.....................     44,263
    1,048 ICT Group, Inc. +/(1)/................................     12,167

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          COMMERCIAL SERVICES - Continued
    5,749 idine Rewards Network, Inc. +......................... $   61,744
    3,401 Insurance Auto Auctions, Inc. +.......................     44,621
   11,021 Integrated Electrical Services, Inc. +................     76,045
    3,614 Kendle International, Inc. +..........................     18,034
    8,870 Kroll, Inc. +/(1)/....................................    205,873
    2,779 Landauer, Inc.........................................    115,051
    5,404 Maximus, Inc. +/(1)/..................................    144,611
    3,129 McGrath Rent Corp.....................................     81,041
    2,911 MemberWorks, Inc. +/(1)/..............................     64,042
    4,228 Mobile Mini, Inc. +/(1)/..............................     78,303
   14,463 Navigant Consulting, Inc. +...........................    141,014
    8,009 Parexel International Corp. +.........................    111,085
      862 Petroleum Helicopters, Inc. +.........................     22,369
   14,194 Plexus Corp. +........................................    170,328
    4,430 Pre-Paid Legal Services, Inc. +/(1)/..................    112,035
   12,070 PRG-Shultz International, Inc. +/(1)/.................     84,490
    9,300 ProcureNet, Inc.......................................         93
    4,048 Protection One, Inc. +................................      4,777
    1,560 Proxymed, Inc. +/(1)/.................................     18,190
   10,845 Quanta Services, Inc. +...............................     65,178
    8,651 Rent-Way, Inc. +......................................     40,746
    5,567 Right Management Consultants, Inc. +..................     72,315
    7,245 Rollins, Inc..........................................    149,319
    3,349 Roto-Rooter, Inc......................................    130,678
   40,459 Safeguard Scientifics, Inc. +.........................    121,377
    3,503 Silgan Holdings, Inc. +...............................     89,291
   15,200 Sotheby's Holdings, Inc., Class A +...................    123,272
    5,158 Sourcecorp, Inc. +....................................     98,157
    3,546 Startek, Inc. +.......................................     93,969
    5,734 Stewart Information Services Corp. +..................    160,265
   13,190 TeleTech Holdings, Inc. +.............................     59,619
    7,733 URS Corp. +...........................................    129,296
    2,722 Volt Information Sciences, Inc. +.....................     36,747
    2,978 Wackenhut Corrections Corp. +.........................     43,896
    6,798 Watson Wyatt & Co. Holdings, Class A +................    149,556
    7,836 Wireless Facilities, Inc. +...........................     78,752
                                                                 ----------
                                                                  6,510,828
                                                                 ----------
          CONGLOMERATES - 0.08%
   12,111 Trinity Industries, Inc. /(1)/........................    209,520
                                                                 ----------
          CONSUMER SERVICE - 0.03%
    7,495 Advanta Corp., Class B................................     73,826
                                                                 ----------

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          DRUGS - 2.56%
    5,712 aaiPharma, Inc. +/(1)/................................ $   83,224
   10,565 Adolor Corp. +/(1)/...................................    135,760
   18,467 Alkermes, Inc. +/(1)/.................................    238,040
    7,778 Allos Therapeutics, Inc. +/(1)/.......................     25,667
    9,990 Alpharma, Inc., Class A...............................    209,990
    2,885 American Pharmaceutical Partners, Inc. +/(1)/.........     84,300
    7,426 Antigenics, Inc. +/(1)/...............................     91,117
    6,504 Array Biopharma, Inc. +/(1)/..........................     23,805
   10,587 Atherogenics, Inc. +..................................    132,338
    6,916 Atrix Labs, Inc. +/(1)/...............................    143,293
   19,739 AVANIR Pharmaceuticals, Class A +.....................     39,281
    4,142 Bentley Pharmaceuticals, Inc. +.......................     42,994
    6,286 Biopure Corp., Class A +/(1)/.........................     37,590
    3,274 Bone Care International, Inc. +.......................     35,719
    2,823 Bradley Pharmaceuticals, Inc., Class A +/(1)/.........     47,568
    4,843 Cima Labs, Inc. +/(1)/................................    139,236
   15,585 Corixa Corp. +/(1)/...................................    127,174
    9,155 Cubist Pharmaceuticals, Inc. +/(1)/...................     98,782
    4,391 D&K Healthcare Resources, Inc. /(1)/..................     69,553
    8,356 Durect Corp., Inc. +..................................     29,914
   14,817 Encysive Pharmaceuticals, Inc. +......................     40,154
    9,111 Endo Pharmaceuticals Holdings, Inc. +.................    143,680
    3,363 Eon Labs, Inc. +/(1)/.................................     98,368
    7,544 First Horizon Pharmaceutical Corp. +/(1)/.............     25,423
   14,447 Genta, Inc. +/(1)/....................................    167,441
    8,182 Guilford Pharmaceuticals, Inc. +/(1)/.................     45,656
   10,991 Ilex Oncology, Inc. +.................................    180,252
   14,862 ImmunoGen, Inc. +/(1)/................................     60,042
    8,828 Impax Laboratories, Inc. +/(1)/.......................     75,215
   12,803 Indevus Pharmaceuticals, Inc. +.......................     67,997
   15,796 Isis Pharmaceuticals, Inc. +/(1)/.....................    101,094
    7,710 K-V Pharmaceutical Co., Class A +.....................    200,460
    1,851 KOS Pharmaceuticals, Inc. +/(1)/......................     45,090
   14,339 La Jolla Pharmaceutical Co. +/(1)/....................     56,496
    1,906 Lannett Co., Inc. +/(1)/..............................     32,974
   17,482 Ligand Pharmaceuticals, Inc., Class B +/(1)/..........    222,371
   23,580 Medarex, Inc. +.......................................    153,742
    8,487 MGI Pharma, Inc. +/(1)/...............................    170,843
   13,081 Nabi Biopharmaceuticals +.............................     91,436
    8,639 Napro Biotherapeutics, Inc. +.........................      8,812
    2,701 Nastech Pharmaceutical, Inc. +/(1)/...................     25,119
    3,676 Natures Sunshine Products, Inc........................     31,467
   13,856 NBTY, Inc. +..........................................    214,629

- -----------------------------------------------------------------------------

                                                                             61
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ----------------------------------------------------------------------------
          DRUGS - Continued
    4,434 NeoPharm, Inc. +/(1)/................................. $    67,359
    4,427 Neurogen Corp. +......................................      22,622
   12,289 OSI Pharmaceuticals, Inc. +/(1)/......................     323,938
    5,403 Pain Therapeutics, Inc. +/(1)/........................      40,306
    4,731 Penwest Pharmaceuticals Co. +.........................      84,354
   20,742 Perrigo Co. +.........................................     303,455
    6,106 Pharmaceutical Resources, Inc. +......................     250,590
    7,934 Pharmacopeia, Inc. +..................................      83,148
    8,145 Priority Healthcare Corp., Class B +/(1)/.............     183,670
    6,033 Salix Pharmaceuticals, Ltd. +.........................      71,551
    8,931 SangStat Medical Corp. +/(1)/.........................     122,623
   23,424 Sepracor, Inc. +......................................     532,896
    9,941 SuperGen, Inc. +/(1)/.................................      50,103
    8,126 Tanox, Inc. +/(1)/....................................     144,968
   10,078 Theragenics Corp. +...................................      42,932
   14,083 Tularik, Inc. +/(1)/..................................     132,239
    5,337 United Therapeutics Corp. +/(1)/......................     106,740
    2,969 Virbac Corp. +........................................      16,151
   11,131 Vivus, Inc. +.........................................      55,655
    3,407 Zymogenetics, Inc. +/(1)/.............................      42,588
                                                                 -----------
                                                                   6,771,994
                                                                 -----------
          ELECTRONICS/ELECTRICAL EQUIPMENT - 4.17%
   11,343 Active Power, Inc. +/(1)/.............................      21,665
    5,612 Advanced Energy Industries, Inc. +/(1)/...............      75,425
    6,931 American Superconductor Corp. +/(1)/..................      28,902
   11,186 Ametek, Inc...........................................     416,231
    2,264 Analogic Corp.........................................     115,464
   10,010 Artesyn Technologies, Inc. +..........................      46,046
   16,176 Avista Corp...........................................     227,273
    3,728 BEI Technologies, Inc.................................      40,822
    3,345 Bel Fuse, Inc., Class B...............................      67,904
    7,670 Belden, Inc...........................................     104,312
    7,705 Benchmark Electronics, Inc. +.........................     219,130
    8,793 C&D Technologies, Inc.................................     130,576
   10,656 C-COR.net Corp. +.....................................      51,255
   15,014 Cable Design Technologies Corp. +.....................     113,356
   10,889 Checkpoint Systems, Inc. +/(1)/.......................     149,724
    9,781 Coherent, Inc. +......................................     237,189
   17,467 Commscope, Inc. +.....................................     177,639
   10,096 CTS Corp..............................................     101,061
    5,222 Cubic Corp./ (1)/.....................................     101,829
    4,788 Daktronics, Inc. +....................................      75,363

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ----------------------------------------------------------------------------
          ELECTRONICS/ELECTRICAL EQUIPMENT - Continued
    5,918 Dionex Corp. +........................................ $   221,037
    9,153 DSP Group, Inc. +.....................................     212,990
    9,311 Electro Scientific Industries, Inc. +.................     140,037
    5,077 Emcor Group, Inc. +...................................     251,972
    4,542 Encore Wire Corp. +...................................      46,101
    5,112 Energy Conversion Devices, Inc. +.....................      54,698
   54,695 Enterasys Networks, Inc. +............................     189,792
    4,080 ESCO Technologies, Inc. +.............................     170,952
    2,993 Excel Technology, Inc. +..............................      71,323
    8,162 FEI Co. +.............................................     165,281
   10,216 Flir Systems, Inc. +..................................     291,360
   11,565 FuelCell Energy, Inc. +/(1)/..........................     107,786
   11,210 General Cable Corp....................................      48,427
    2,743 Global Imaging Systems, Inc. +........................      57,685
   19,237 Graftech International, Ltd. +........................     118,308
   20,169 Harmonic, Inc. +/(1)/.................................      95,198
   11,441 Hypercom Corp. +......................................      50,912
   28,404 Identix, Inc. +/(1)/..................................     179,797
   18,415 InterDigital Communications Corp. +/(1)/..............     473,266
    4,999 Intermagnetics General Corp. +........................      80,934
    7,221 Intertan, Inc. +......................................      45,420
    3,955 Invision Technologies, Inc. +/(1)/....................      93,536
    7,091 Itron, Inc. +/(1)/....................................     154,158
    2,023 Keithley Instruments, Inc.............................      27,715
    2,820 Lecroy Corp. +........................................      24,083
    6,629 Littelfuse, Inc. +....................................     142,325
    6,268 Magma Design Automation, Inc. +/(1)/..................     108,443
    6,654 Magnetek, Inc. +......................................      14,972
    4,912 Manufacturers Services, Ltd. +/(1)/...................      21,711
    3,692 Medis Technologies, Ltd. +/(1)/.......................      28,835
    4,643 Merix Corp. +/(1)/....................................      26,697
   11,564 Methode Electronics, Inc., Class A....................     128,360
   13,736 Microtune, Inc. +.....................................      39,834
   12,059 MIPS Technologies, Inc., Class A +/(1)/...............      33,765
    5,177 Molecular Devices Corp. +.............................      87,232
   22,541 New Focus, Inc. +.....................................      83,402
   12,835 Newport Corp. +.......................................     205,232
    4,899 NU Horizons Electronics Corp. +.......................      29,786
   18,920 Oak Technology, Inc. +................................     122,412
   34,776 Oplink Communications, Inc. +.........................      50,077
    5,102 Optical Communication Products, Inc., Class A +.......       9,337
    2,562 OSI Systems, Inc +/(1)/...............................      39,480

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ----------------------------------------------------------------------------
          ELECTRONICS/ELECTRICAL EQUIPMENT - Continued
    5,779 Park Electrochemical Corp............................. $   104,600
   10,763 Paxar Corp. +.........................................     120,976
    5,440 Photon Dynamics, Inc. +/(1)/..........................     134,858
   10,164 Pioneer-Standard Electronics, Inc.....................      92,899
   11,216 Pixelworks, Inc. +/(1)/...............................      92,869
    4,602 Planar Systems, Inc. +................................      95,446
    2,239 Powell Industries, Inc. +.............................      35,488
   18,259 Power-One, Inc. +.....................................     126,170
    8,191 Proton Energy Systems, Inc. +.........................      27,604
   10,849 Rayovac Corp. +.......................................     136,589
    3,281 Research Frontiers, Inc. +/(1)/.......................      37,564
    2,188 Richardson Electronics, Ltd...........................      19,801
    5,355 Rogers Corp. +........................................     176,822
    4,987 SBS Technologies, Inc. +..............................      45,332
    3,306 ScanSource, Inc. +/(1)/...............................      82,981
   19,639 Silicon Image, Inc. +.................................     115,281
    8,900 Silicon Laboratories, Inc. +..........................     264,775
    8,614 Sipex Corp. +.........................................      40,830
    4,948 Standard Microsystems Corp. +.........................      73,181
    3,702 Standex International Corp............................      75,891
    4,391 Stoneridge, Inc. +....................................      51,726
      854 Suntron Corp. +.......................................       2,630
    1,703 Sypris Solutions, Inc.................................      15,668
   13,569 Technitrol, Inc. +....................................     234,337
   14,671 Thomas & Betts Corp. +................................     225,640
    4,940 Thomas Industries, Inc................................     145,236
    8,530 Trimble Navigation, Ltd. +............................     229,713
    5,207 TTM Technologies, Inc. +..............................      24,108
    1,620 Unitil Corp...........................................      39,366
    6,287 Universal Display Corp. +/(1)/........................      64,505
    4,722 Universal Electronics, Inc. +.........................      54,539
    9,984 Varian, Inc. +........................................     320,886
    6,722 Vicor Corp. +.........................................      58,616
    5,346 Watts Industries, Inc., Class A.......................      93,555
    4,834 Wesco International, Inc. +...........................      23,880
    7,090 Wilson Greatbatch Technologies, Inc. +................     260,912
    3,576 Woodhead Industries, Inc..............................      44,092
    3,025 Woodward Governor Co..................................     116,338
    6,083 X-Rite, Inc...........................................      60,830
    5,318 Zygo Corp. +..........................................      37,332
                                                                 -----------
                                                                  11,049,700
                                                                 -----------

- ------------------------------------------------------------------------------

62
                                                                   May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          FERTILIZERS - 0.12%
   12,434 Delta & Pine Land Co.................................. $  291,577
   13,185 Terra Industries, Inc. +..............................     19,382
                                                                 ----------
                                                                    310,959
                                                                 ----------
          FINANCE COMPANIES - 0.41%
   13,939 Charter Municipal Mtg. Acceptance Co..................    266,235
   11,393 Chittenden Corp.......................................    314,903
    4,565 Credit Acceptance Corp. +/(1)/........................     44,326
    2,717 Federal Agricultural Mtg. Corp., Class C +............     64,583
    4,282 Financial Federal Corp. +.............................    105,980
   10,265 Metris Cos., Inc. /(1)/...............................     52,249
    4,018 Westcorp..............................................    111,700
    2,359 WFS Financial, Inc. +.................................     67,842
    3,679 World Acceptance Corp. +..............................     51,947
                                                                 ----------
                                                                  1,079,765
                                                                 ----------
          FINANCIAL SERVICES - 1.22%
   15,977 American Capital Strategies, Ltd. /(1)/...............    436,971
    2,951 American Home Mtg. Holdings, Inc......................     48,367
   61,864 Ameritrade Holding Corp. +/(1)/.......................    487,488
    1,995 BKF Capital Group, Inc. +.............................     33,396
    1,182 California First National Bancorp.....................     10,213
    7,370 Coinstar, Inc. +......................................    156,391
    5,803 CompuCredit Corp. +/(1)/..............................     64,645
    4,258 DVI, Inc. +...........................................     33,851
    7,617 eSpeed, Inc., Class A +...............................    116,540
   30,788 Friedman Billings Ramsey Group, Inc., Class A.........    409,480
    2,131 Gabelli Asset Management, Inc., Class A +/(1)/........     66,466
    6,547 Jefferies Group, Inc..................................    299,132
   27,573 Knight Trading Group, Inc. +..........................    172,607
    2,389 LendingTree, Inc. +/(1)/..............................     56,022
    7,566 MCG Capital Corp. /(1)/...............................    109,783
    6,328 NCO Group, Inc. +.....................................    122,130
    5,327 New Century Financial Corp. /(1)/.....................    248,771
    2,793 PDI, Inc. +...........................................     32,818
    5,122 Resource America, Inc.................................     46,559
    9,514 Saxon Capital, Inc. +.................................    162,880
   25,125 SoundView Technology Group, Inc. +....................     44,723
    4,621 SWS Group, Inc. /(1)/.................................     86,644
                                                                 ----------
                                                                  3,245,877
                                                                 ----------

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          FOODS - 1.54%
    1,166 Alico, Inc............................................ $   27,448
    5,614 American Italian Pasta Co., Class A +/(1)/............    246,005
      466 Arden Group, Inc. +...................................     27,028
    8,597 Aurora Foods, Inc. +/(1)/.............................      4,728
      987 Bridgford Foods Corp. /(1)/...........................      7,639
   12,160 Chiquita Brands International, Inc. +.................    182,400
   11,420 Corn Products International, Inc......................    353,335
   62,295 Del Monte Foods Co. +.................................    568,130
    2,461 Embrex, Inc. +/(1)/...................................     23,355
    7,479 Flowers Foods, Inc. +.................................    224,370
    7,955 Hain Celestial Group, Inc. +..........................    137,462
    2,228 Horizon Organic Holding Corp. +/(1)/..................     33,621
    5,347 International Multifoods Corp. +......................    108,009
   14,757 Interstate Bakeries Corp..............................    191,546
    2,077 J&J Snack Foods Corp. +...............................     65,384
    8,213 Lance, Inc............................................     77,038
    1,005 Maui Land & Pineapple Co., Inc. +/(1)/................     18,643
    4,804 Monterey Pasta Co. +..................................     17,914
    5,166 Pilgrims Pride Corp. /(1)/............................     44,738
   10,146 Ralcorp Holdings, Inc. +..............................    255,172
    2,041 Riviana Foods, Inc....................................     55,495
    1,717 Sanderson Farms, Inc..................................     41,225
      120 Seabord Corp..........................................     26,400
    4,718 Seminis, Inc., Class A +..............................     15,334
   14,744 Sensient Technologies Corp. /(1)/.....................    333,804
   15,052 Smucker, J.M. Co......................................    566,708
   21,492 SureBeam Corp., Class A +/(1)/........................     68,774
    2,761 Tasty Baking Co. /(1)/................................     25,125
    2,388 Tejon Ranch Co. +.....................................     74,147
    6,446 United Natural Foods, Inc. +/(1)/.....................    178,554
    7,732 Wild Oats Markets, Inc. +.............................     81,805
                                                                 ----------
                                                                  4,081,336
                                                                 ----------
          FREIGHT - 1.51%
   16,362 Airborne, Inc.........................................    335,912
   13,825 Alexander & Baldwin, Inc..............................    375,764
    3,404 Amerco, Inc. +/(1)/...................................     16,373
    7,264 Arkansas Best Corp....................................    192,496
    2,014 Covenant Transport, Inc., Class A +...................     37,742
   11,679 EGL, Inc. +...........................................    182,893
    3,919 Forward Air Corp. +...................................     99,699
    4,591 Gulfmark Offshore, Inc. +.............................     83,056
   10,094 Heartland Express, Inc. +.............................    238,218
    1,921 Interpool, Inc........................................     31,312

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          FREIGHT - Continued
    7,537 JB Hunt Transport Services, Inc. +.................... $  279,171
    6,310 Kirby Corp. +.........................................    173,525
    8,102 Knight Transportation, Inc. +.........................    205,467
    5,204 Landstar System, Inc. +...............................    333,269
    6,303 Offshore Logistics, Inc. +............................    131,228
    9,216 Overseas Shipholding Group, Inc.......................    193,536
    1,054 P.A.M. Transportation Services, Inc. +................     25,212
    4,031 Roadway Corp..........................................    149,147
    4,956 SCS Transportation, Inc. +............................     64,131
    1,906 US Xpress Enterprises, Inc. Class A +.................     23,177
    9,103 USF Corp..............................................    272,544
   13,027 Werner Enterprises, Inc...............................    298,579
    9,821 Yellow Corp. +........................................    258,096
                                                                 ----------
                                                                  4,000,547
                                                                 ----------
          GAS & PIPELINE UTILITIES - 0.17%
   15,217 Atmos Energy Corp. /(1)/..............................    376,621
    3,779 Cascade Natural Gas Corp..............................     74,824
                                                                 ----------
                                                                    451,445
                                                                 ----------
          HARDWARE & TOOLS - 0.11%
   10,758 Lincoln Electric Holdings, Inc........................    227,424
    3,992 Penn Engineering & Manufacturing Corp.................     55,409
                                                                 ----------
                                                                    282,833
                                                                 ----------
          HEALTHCARE - 2.14%
    4,798 Alaris Medical, Inc. +................................     59,975
    3,988 Alliance Imaging, Inc. +..............................     18,544
    3,650 American Healthways, Inc. +/(1)/......................     94,283
    6,609 American Medical Systems Holdings, Inc. +.............    105,347
   13,810 Apria Healthcare Group, Inc. +........................    333,235
    8,859 Columbia Laboratories, Inc. +/(1)/....................     61,127
   10,314 Cooper Cos., Inc. /(1)/...............................    356,039
    2,255 Corvel Corp. +........................................     74,843
   21,077 Covance, Inc. +@......................................    401,095
    3,515 Curative Health Services, Inc. +......................     50,018
    1,835 Dynacq International, Inc. +/(1)/.....................     22,956
       18 Dynacq International, Inc., Series A +/(1)(3)/........        225
    4,706 Endocardial Solutions, Inc. +/(1)/....................     21,695
    4,269 Epix Medical, Inc. +..................................     50,929
    7,687 Gentiva Health Services, Inc. +.......................     70,720
    5,162 HealthExtras, Inc. +/(1)/.............................     32,572

- ----------------------------------------------------------------------------

                                                                             63
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          HEALTHCARE - Continued
   18,124 Hooper Holmes, Inc.................................... $  117,806
    5,283 Impath, Inc. +/(1)/...................................     84,581
   10,190 Intuitive Surgical, Inc. +/(1)/.......................     89,264
    8,911 Invacare Corp.........................................    291,033
    3,126 Inverness Medical Innovations, Inc. +/(1)/............     54,080
    3,859 Kindred Healthcare, Inc. +............................     75,868
    1,811 LabOne, Inc. +........................................     36,546
    2,342 Matria Healthcare, Inc. +.............................     31,992
    2,910 Med-Design Corp. +/(1)/...............................     13,532
    2,168 Medcath Corp. +/(1)/..................................     12,293
    3,448 MedQuist, Inc. +......................................     70,684
   13,345 Mentor Corp...........................................    283,181
    7,763 MIM Corp. +/(1)/......................................     53,177
    2,870 National Healthcare Corp. +...........................     57,687
    5,743 Ocular Sciences, Inc. +...............................    112,793
    6,079 Odyssey Healthcare, Inc. +/(1)/.......................    179,756
    4,351 Option Care, Inc. +/(1)/..............................     45,033
    3,179 PolyMedica Corp. +/(1)/...............................    115,398
   16,188 Province Healthcare Co. +.............................    177,259
    5,366 RehabCare Group, Inc. +...............................     73,782
    5,271 Res-Care, Inc. +......................................     23,456
   10,297 Resmed, Inc. +........................................    409,821
   11,299 Respironics, Inc. +...................................    416,707
    7,368 Sola International, Inc. +............................    111,257
   12,851 Sybron Dental Specialties, Inc. +.....................    278,867
    3,357 U.S. Physical Therapy, Inc  +/(1)/....................     43,910
    5,615 United Surgical Partners International, Inc. +/(1)/...    122,407
   23,255 US Oncology, Inc. +...................................    198,830
   16,269 VISX, Inc. +..........................................    282,267
    2,018 Vital Signs, Inc......................................     52,266
    5,307 Women First Healthcare, Inc. +/(1)/...................      8,597
                                                                 ----------
                                                                  5,677,733
                                                                 ----------
          HEAVY DUTY TRUCKS/PARTS - 0.23%
    3,533 Bandag, Inc...........................................    127,824
    3,199 Cascade Corp. +.......................................     51,984
   16,154 Federal Signal Corp...................................    292,064
    3,226 Spartan Motors, Inc...................................     27,582
    8,686 Wabash National Corp. +/(1)/..........................    108,488
                                                                 ----------
                                                                    607,942
                                                                 ----------
          HOME BUILDERS - 0.69%
    4,077 Beazer Homes USA, Inc. +/(1)/.........................    345,730
      856 Dominion Homes, Inc. +................................     17,719

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          HOME BUILDERS - Continued
    5,123 Hovnanian Enterprises, Inc., Class A +/(1)/........... $  296,878
    4,125 M/I Schottenstein Homes, Inc..........................    167,475
    7,212 MDC Holdings, Inc.....................................    359,066
    3,012 Meritage Corp. +......................................    142,106
   10,883 Standard Pacific Corp.................................    374,157
      774 Technical Olympic USA, Inc. +.........................     19,350
    2,368 WCI Communities, Inc. +...............................     46,176
    1,591 William Lyon Homes, Inc. +/(1)/.......................     49,082
                                                                 ----------
                                                                  1,817,739
                                                                 ----------
          HOSPITAL MANAGEMENT - 0.33%
    6,913 Amsurg Corp. +/(1)/...................................    194,739
   33,178 Beverly Enterprises, Inc. +...........................    120,436
    7,582 Pediatrix Medical Group, Inc. +/(1)/..................    284,780
    4,588 Prime Medical Services, Inc. +........................     25,693
    5,943 Select Medical Corp. +................................    126,883
    6,047 VCA Antech, Inc. +....................................    113,684
                                                                 ----------
                                                                    866,215
                                                                 ----------
          HOSPITAL SUPPLIES - 0.89%
    3,208 Aaon, Inc. +..........................................     49,179
    4,258 Abiomed, Inc. +/(1)/..................................     21,247
    3,037 Advanced Neuromodulation Systems, Inc. +/(1)/.........    145,685
   11,192 Align Technology, Inc. +/(1)/.........................    113,375
    2,446 Ameron International Corp.............................     85,341
    3,191 Arrow International, Inc..............................    142,382
    7,397 ArthroCare Corp. +....................................    118,574
    1,801 Closure Medical Corp. +...............................     33,011
    5,704 Conceptus, Inc. +/(1)/................................     81,852
    9,128 Conmed Corp. +........................................    179,365
    4,069 Datascope Corp........................................    128,702
    3,600 ICU Medical, Inc. +/(1)/..............................    111,240
    2,473 Kensey Nash Corp. +/(1)/..............................     52,799
    2,059 Kyphon, Inc. +/(1)/...................................     26,458
    3,407 Lifecore Biomedical, Inc. +/(1)/......................     15,263
    3,928 Merit Medical Systems, Inc. +.........................     72,786
   10,811 OrthoLogic Corp. +....................................     40,001
   11,538 Owens & Minor, Inc. /(1)/.............................    245,183
   24,122 PSS World Medical, Inc + .............................    137,978
    4,815 SonoSite, Inc. +......................................    106,700
   14,081 Techne Corp. +/(1)/...................................    408,349
    1,483 Young Innovations, Inc. +.............................     36,925
                                                                 ----------
                                                                  2,352,395
                                                                 ----------

 NUMBER                                                            MARKET
OF SHARES                                                          VALUE
- ---------------------------------------------------------------------------
          HOUSEHOLD PRODUCTS - 0.47%
    3,532 Chattem, Inc. +....................................... $   49,766
    1,133 CSS Industries, Inc. +................................     43,451
    1,417 Del Laboratories, Inc. +/(1)/.........................     35,425
    4,443 Elizabeth Arden, Inc. +/(1)/..........................     55,893
    1,119 Intermediate Parfums, Inc. +..........................      8,169
    3,935 Jarden Corp. +/(1)/...................................    114,902
    9,886 John H. Harland Co....................................    240,922
    5,204 Libbey, Inc...........................................    111,886
    1,609 National Presto Industries, Inc.......................     52,019
    4,932 Oneida, Ltd. /(1)/....................................     45,621
    9,438 Playtex Products, Inc. +..............................     73,428
      993 Revlon, Inc. +........................................         89
    2,921 Revlon, Inc., Class A +...............................      8,617
    3,372 Russ Berrie and Co., Inc..............................    116,199
   17,580 Tupperware Corp.......................................    279,170
    3,631 Water Pik Technologies, Inc. +........................     23,710
                                                                 ----------
                                                                  1,259,267
                                                                 ----------
          HUMAN RESOURCES - 0.51%
    4,040 CDI Corp. +...........................................    106,858
   10,922 Cross Country Healthcare, Inc. +/(1)/.................    138,709
   16,011 Exult, Inc. +/(1)/....................................    106,953
    6,128 Heidrick & Struggles International, Inc. +/(1)/.......     87,508
    5,727 Kelly Services, Inc., Class A.........................    141,972
    6,565 Kforce, Inc. +........................................     24,094
   12,792 Korn/Ferry International +/(1)/.......................    102,592
   13,855 Labor Ready, Inc. +...................................     90,057
    2,668 Medical Staffing Network Holdings, Inc. +/(1)/........     20,037
   31,780 MPS Group, Inc. +.....................................    227,863
    7,150 On Assignment, Inc. +.................................     23,952
    1,876 RemedyTemp, Inc., Class A +/(1)/......................     20,111
    6,448 Resources Connection, Inc. +..........................    144,758
   19,926 Spherion Corp. +......................................    105,010
                                                                 ----------
                                                                  1,340,474
                                                                 ----------
          INFORMATION PROCESSING - HARDWARE - 2.03%
   21,089 Advanced Digital Information Corp. +..................    222,067
   14,069 Avocent Corp. +.......................................    415,880
    5,888 Bell Microproducts, Inc. +/(1)/.......................     24,141
    9,397 Centillium Communications, Inc. +.....................    102,709

- ------------------------------------------------------------------------------

64
                                                                   May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          INFORMATION PROCESSING - HARDWARE - Continued
   20,951 Concurrent Computer Corp. +.................. $   65,786
   19,100 Cray, Inc. +.................................    152,991
    3,039 Digimarc Corp. +/(1)/........................     42,576
    2,883 Drexler Technology Corp. +/(1)/..............     56,219
    3,447 Electronics Boutique Holdings Corp. +/(1)/...     72,387
   18,361 Electronics for Imaging, Inc. +..............    364,833
   14,554 Handspring, Inc. +/(1)/......................     16,155
    8,579 Hutchinson Technology, Inc. +................    259,000
   11,873 Imation Corp. +..............................    409,381
   12,400 InFocus Corp. +..............................     68,076
   17,345 Iomega Corp. +...............................    185,418
   11,938 Lexar Media, Inc. +..........................     87,983
   67,463 Maxtor Corp. +...............................    507,322
    7,328 Mercury Computer Systems, Inc. +.............    161,216
    2,576 Overland Storage, Inc. +.....................     45,054
    9,810 Palm, Inc. +/(1)/............................    117,328
    2,249 PC Connection, Inc. +........................     16,755
   43,924 Quantum Corp. +..............................    186,238
    5,828 Radiant Systems, Inc. +......................     40,796
   20,493 Sandisk Corp. +/(1)/.........................    744,511
   26,203 Silicon Storage Technology, Inc. +...........    123,678
    2,454 SimpleTech, Inc. +...........................      8,466
   29,035 SONICblue, Inc. +............................        203
   22,358 StorageNetworks, Inc. +......................     30,630
    1,714 Synaptics, Inc. +............................     19,934
    3,675 Virage Logic Corp. +/(1)/....................     21,793
   65,062 Western Digital Corp. +......................    814,576
                                                        ----------
                                                         5,384,102
                                                        ----------
          INFORMATION PROCESSING - SERVICES - 3.72%
    2,710 3D Systems Corp. +...........................     16,937
   20,322 Aeroflex, Inc. +.............................    159,528
   33,319 Akamai Technologies, Inc. +/(1)/.............    121,948
   10,574 Anixter International, Inc. +................    252,930
   15,868 answerthink, Inc. +..........................     33,958
    5,124 Anteon International Corp. +.................    128,459
   11,751 Aquantive, Inc. +............................     93,068
   89,481 Ariba, Inc. +................................    332,869
    9,795 AsiaInfo Holdings, Inc. +/(1)/...............     46,820
    6,861 Black Box Corp. +............................    255,298
    9,623 CACI International, Inc., Class A +..........    318,040

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          INFORMATION PROCESSING - SERVICES - Continued
    6,540 Carreker Corp. +............................. $   30,411
    1,822 Catapult Communications Corp. +..............     19,532
   18,848 Ciber, Inc. +................................    113,842
   42,021 CNET Networks, Inc. +........................    224,812
   19,726 Cognizant Technology Solutions Corp., Class
           A +/(1)/....................................    409,314
   10,628 Computer Horizons Corp. +....................     50,058
    8,594 Computer Network Technology Corp. +/(1)/.....     65,057
    6,508 Covansys Corp. +.............................     18,418
    5,332 Datastream Systems, Inc. +...................     51,400
    9,561 Digital Insight Corp. +......................    162,537
    9,071 Digital River, Inc. +/(1)/...................    178,336
    2,767 Digitas, Inc. +..............................     12,147
   40,159 Doubleclick, Inc. +..........................    421,669
    2,292 Dynamics Research Corp. +....................     31,057
   42,332 Earthlink, Inc. +............................    285,318
   16,224 Entrust, Inc. +..............................     42,020
    4,266 EUniverse, Inc. +............................     15,443
   34,868 Extreme Networks, Inc. +.....................    209,905
    7,049 Factset Research Systems, Inc. /(1)/.........    271,386
    4,913 Fidelity National Information Solutions,
           Inc. +......................................    129,163
   11,275 FileNET Corp. +..............................    188,180
    4,854 Forrester Research, Inc. +...................     74,752
   13,286 Freemarkets, Inc. +..........................     99,778
   28,003 Gartner, Inc., Class A +.....................    208,342
    6,324 GSI Commerce, Inc. +.........................     35,731
   12,528 Harris Interactive, Inc. +...................     62,264
   13,657 I-many, Inc. +/(1)/..........................     20,212
    6,817 iGate Corp. +................................     24,882
    9,288 Information Resources, Inc. +................     31,486
    1,979 Inforte Corp. +..............................     15,139
   15,829 Intergraph Corp. +...........................    353,145
   41,457 Interland, Inc. +............................     49,334
   12,881 Internet Security Systems, Inc. +............    203,520
    1,710 j2 Global Communications, Inc. +/(1)/........     63,167
    6,591 Keynote Systems, Inc. +/(1)/.................     62,746
    6,665 Kronos, Inc. +...............................    325,918
   23,153 Looksmart, Ltd. +............................     54,641
    6,566 Manhattan Associates, Inc. +.................    176,363
   15,903 MatrixOne, Inc. +............................     82,855
   21,421 Mcdata Corp., Class A +......................    288,112
   22,152 Mentor Graphics Corp. +......................    290,191

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- ----------------------------------------------------------------
          INFORMATION PROCESSING - SERVICES - Continued
    9,807 Metasolv, Inc. +............................. $ 16,476
    5,616 Micros Systems, Inc. +.......................  166,627
    7,130 MTS Systems Corp.............................  103,741
    2,559 Neoforma, Inc. +/(1)/........................   26,102
    5,698 Net2Phone, Inc. +/(1)/.......................   29,288
    2,732 Netratings, Inc. +...........................   24,561
    6,099 NetScout Systems, Inc. +.....................   24,396
    3,426 Netscreen Technologies, Inc. +/(1)/..........   76,708
    8,150 NIC, Inc. +..................................   18,174
    4,627 Novadigm, Inc. +/(1)/........................   10,966
    8,463 NYFIX, Inc. +/(1)/...........................   49,932
    9,292 Paradyne Networks, Inc. +....................   22,765
    6,784 PCTEL, Inc. +................................   90,227
    2,863 PEC Solutions, Inc. +/(1)/...................   41,857
    2,083 Pegasystems, Inc. +..........................   14,685
    3,392 Pomeroy Computer Resources, Inc. +...........   34,564
    7,117 ProBusiness Services, Inc. +.................   92,023
    5,255 ProQuest Co. +/(1)/..........................  147,140
    4,652 QRS Corp. +..................................   21,911
    5,541 RadiSys Corp. +..............................   59,012
    8,015 Rainbow Technologies, Inc. +.................   68,047
   51,090 Redback Networks, Inc. +/(1)/................   56,710
    9,998 Register.com, Inc. +.........................   59,988
   41,055 Riverstone Networks, Inc. +..................   72,257
   27,523 Sapient Corp. +..............................   64,954
    2,634 Schawk, Inc., Class A........................   27,789
    5,333 SCM Microsystems, Inc. +/(1)/................   24,265
    9,929 Secure Computing Corp. +.....................   74,865
   64,174 Silicon Graphics, Inc. +.....................   73,800
   17,301 SonicWALL, Inc. +/(1)/.......................   89,792
    1,725 SRA International, Inc., Class A +...........   51,405
    8,203 Sykes Enterprises, Inc. +....................   41,753
    3,267 Synplicity, Inc. +...........................   16,172
    1,913 Syntel, Inc. +...............................   28,925
   10,490 Systems & Computer Technology Corp. +........   87,487
    4,934 Tier Technologies, Inc., Class B +...........   43,469
    2,501 Tripos, Inc. +/(1)/..........................   15,229
   10,233 Trizetto Group, Inc. +.......................   61,910
   11,897 Turnstone Systems, Inc. +....................   31,527
   10,904 Tyler Technologies, Inc. +...................   49,504
    7,039 United Online, Inc. +/(1)/...................  151,620
   21,693 ValueClick, Inc. +...........................  110,851
   15,262 webMethods, Inc. +/(1)/......................  145,752

- -----------------------------------------------------------------------------

                                                                             65
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          INFORMATION PROCESSING - SERVICES - Continued
    7,135 Websense, Inc. +/(1)/........................ $   115,016
                                                        -----------
                                                          9,846,680
                                                        -----------
          INFORMATION PROCESSING - SOFTWARE - 3.90%
   14,927 Actuate Corp. +..............................      26,869
   12,774 Agile Software Corp. +.......................     120,331
    7,835 Allscripts Heathcare Solutions, Inc. +.......      30,557
    1,715 Altiris, Inc. +/(1)/.........................      27,766
   13,258 American Management Systems, Inc. +/(1)/.....     181,237
    4,993 Ansys, Inc. +................................     142,550
   81,689 Ascential Software Corp. +...................     325,939
   12,924 Aspen Technologies, Inc. +/(1)/..............      52,601
    7,100 At Road, Inc. +/(1)/.........................      62,622
    1,912 Atari, Inc. +/(1)/...........................       8,814
    8,426 Avid Technology, Inc. +......................     284,293
    5,059 Barra, Inc. +................................     165,581
   20,531 Borland Software Corp. +.....................     207,774
    4,190 CCC Information Services Group, Inc. +.......      75,420
   12,095 Chordiant Software, Inc. +/(1)/..............      16,691
    1,025 Computer Programs & Systems, Inc. +/(1)/.....      22,314
    5,388 Concord Communications, Inc. +...............      79,473
   10,482 Dendrite International, Inc. +...............     124,945
   16,053 Documentum, Inc. +/(1)/......................     340,163
    2,697 DucoCorp International, Inc. +/(1)/..........      13,755
   21,220 E.piphany, Inc. +............................     111,617
    8,466 Echelon Corp. +/(1)/.........................     116,238
   11,701 Eclipsys Corp. +.............................     133,976
   15,776 eFunds Corp. +...............................     163,913
    2,749 Embarcadero Technologies, Inc. +/(1)/........      19,765
    3,381 EPIQ Systems, Inc. +.........................      59,641
    5,490 eResearch Technology, Inc. +/(1)/............     102,828
    7,503 F5 Networks, Inc. +/(1)/.....................     130,177
   11,524 FalconStor Software, Inc. +/(1)/.............      63,382
       59 Globalscape, Inc. +..........................          11
   11,279 Hyperion Solutions Corp. +...................     355,289
    5,729 IDX Systems Corp. +..........................      98,424
   19,384 Informatica Corp. +..........................     135,688
    8,674 Infousa, Inc. +..............................      50,569
    3,157 Integral Systems, Inc. +.....................      61,625
    6,129 Inter-Tel, Inc...............................     112,222
    5,294 InterCept, Inc. +/(1)/.......................      38,117

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- ----------------------------------------------------------------
          INFORMATION PROCESSING - SOFTWARE - Continued
   35,905 Interwoven, Inc. +........................... $ 78,991
    5,999 ITXC Corp. +/(1)/............................   12,298
    9,475 JDA Software Group, Inc. +...................  115,974
   18,787 Keane, Inc. +................................  211,729
    4,803 Lawson Software, Inc. +......................   24,447
   29,486 Legato Systems, Inc. +/(1)/..................  223,799
    2,890 Mantech International Corp., Class A +.......   51,587
   20,103 Manugistics Group, Inc. +....................   96,695
    4,904 MAPICS, Inc. +...............................   33,396
    5,169 MapInfo Corp. +..............................   32,151
   25,302 Micromuse, Inc. +............................  240,116
    5,957 MRO Software, Inc. +.........................   56,413
    8,619 MSC Software Corp. +/(1)/....................   58,523
    1,713 Nassda Corp. +...............................   11,272
   10,905 NDCHealth Corp. /(1)/........................  223,334
    9,087 Netegrity, Inc. +/(1)/.......................   55,249
   12,535 NetIQ Corp. +................................  186,019
  122,814 Novell, Inc. +...............................  408,971
    9,786 Nuance Communications, Inc. +/(1)/...........   52,649
    4,964 Omnicell, Inc. +/(1)/........................   34,947
   14,865 Onyx Software Corp. +........................   14,122
   58,928 Openwave Systems, Inc. +.....................  142,606
    3,450 Opnet Technologies, Inc. +...................   34,500
    7,617 Packeteer, Inc. +/(1)/.......................  117,911
   88,336 Parametric Technology Corp. +................  287,092
    4,085 PDF Solutions, Inc. +........................   44,690
   10,176 Per-Se Technologies, Inc. +..................   97,690
    8,774 Phoenix Technologies, Ltd. +.................   40,799
   19,888 Pinnacle Systems, Inc. +.....................  211,807
    5,588 PLATO Learning, Inc. +.......................   29,449
   40,421 Portal Software, Inc. +......................   76,396
    5,342 PracticeWorks, Inc. +/(1)/...................   86,808
   10,617 Progress Software Corp. +....................  216,905
   12,566 Quest Software, Inc. +/(1)/..................  140,362
    7,082 Quovadx, Inc. +..............................   23,017
   14,650 Raindance Communications, Inc. +.............   38,090
    8,198 Read Rite Corp. +/(1)/.......................   12,297
   38,334 Red Hat, Inc. +..............................  283,288
    3,459 Renaissance Learning, Inc. +/(1)/............   79,038
   17,686 Retek, Inc. +................................  116,533
    6,497 Roxio, Inc. +/(1)/...........................   43,725
   15,284 RSA Security, Inc. +.........................  171,028
   23,988 S1 Corp. +...................................  100,750

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          INFORMATION PROCESSING - SOFTWARE - Continued
    4,656 Sanchez Computer Associates, Inc. +.......... $    25,282
   17,626 ScanSoft, Inc. +/(1)/........................     102,213
    7,509 Seachange International, Inc. +/(1)/.........      84,852
   17,679 SeeBeyond Technology Corp. +.................      49,855
    5,890 Serena Software, Inc. +/(1)/.................     116,622
    8,742 SpeechWorks International, Inc. +............      43,185
    4,065 SPSS, Inc. +.................................      63,089
    2,688 SS&C Technologies, Inc. +....................      43,680
    4,208 Talx Corp....................................      76,249
   27,157 TIBCO Software, Inc. +.......................     131,711
   10,756 Transaction Systems Architects, Inc.,
           Class A +...................................      96,696
    3,621 Ulticom, Inc. +..............................      35,305
   10,839 Vastera, Inc. +..............................      52,569
    1,538 Verint Systems, Inc. +/(1)/..................      32,713
    7,479 Verity, Inc. +...............................     155,563
   12,552 Viewpoint Corp. +/(1)/.......................      15,564
   79,578 Vignette Corp. +.............................     190,987
   12,820 VitalWorks, Inc. +...........................      49,101
    6,280 Vitria Technology, Inc. +....................      29,202
    8,902 WatchGuard Technologies, Inc. +..............      44,510
    7,838 WebEx Communications, Inc. +/(1)/............     100,953
   23,099 Wind River Systems, Inc. +...................      85,928
    4,677 Witness Systems, Inc. +......................      19,503
                                                        -----------
                                                         10,325,972
                                                        -----------
          INSURANCE - 2.08%
   11,795 Alfa Corp....................................     151,330
    2,111 American Medical Security Group, Inc. +......      40,278
    2,945 American Physicians Capital, Inc. +..........      68,998
    3,289 AMERIGROUP Corp. +/(1)/......................     114,852
    7,304 Argonaut Group, Inc..........................      90,643
    2,442 Baldwin & Lyons, Inc., Class B...............      56,654
    1,712 Centene Corp. +/(1)/.........................      56,565
    6,426 Ceres Group, Inc. +..........................      18,314
    7,670 Citizens, Inc., Class A +....................      63,047
    5,273 CNA Surety Corp..............................      51,675
    3,209 Cobalt Corp. +...............................      58,340
    8,303 Commerce Group, Inc..........................     310,532
    8,994 Crawford & Co., Class B......................      49,287
    4,486 Delphi Financial Group, Inc., Class A /(1)/..     205,997
      799 EMC Insurance Group, Inc.....................      15,077
    3,902 FBL Financial Group, Inc., Class A...........      79,601

- ------------------------------------------------------------------------------

66
                                                                   May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          INSURANCE - Continued
    2,675 Financial Industries Corp.................... $   35,604
    3,000 Fpic Insurance Group, Inc. +/(1)/............     33,270
    2,498 Great American Financial Resources, Inc......     34,872
   10,027 Harleysville Group, Inc......................    245,260
   11,301 Hilb, Rogal & Hamilton Co....................    395,309
   12,023 Horace Mann Educators Corp...................    182,148
    1,122 Independence Holding Co......................     23,740
    1,246 Kansas City Life Insurance Co................     53,466
    6,287 LandAmerica Financial Group, Inc.............    296,432
    2,647 Midland Co...................................     59,558
      731 National Western Life Insurance Co.,
           Class A +...................................     79,394
    1,377 Navigators Group, Inc. +.....................     34,645
      495 NYMAGIC, Inc. +..............................     10,296
    5,671 Odyssey Re Holdings Corp. /(1)/..............    116,993
   17,218 Ohio Casualty Corp. +/(1)/...................    216,947
   11,800 PacifiCare Health Systems, Inc., Class A +...    456,176
    5,703 Philadelphia Cons. Holding Corp. +...........    233,310
    8,936 PMA Capital Corp., Class A /(1)/.............     82,926
    6,985 Presidential Life Corp.......................     78,581
    7,993 ProAssurance Corp. +.........................    223,804
    5,283 RLI Corp.....................................    156,271
    8,753 Selective Insurance Group, Inc...............    229,416
    8,637 Sierra Health Services, Inc. +/(1)/..........    176,886
    4,332 State Auto Financial Corp....................    101,282
    2,693 Triad Guaranty, Inc. +.......................    103,115
   13,065 UICI +.......................................    187,222
    2,463 United Fire & Casualty Co....................     80,023
    7,896 Universal American Financial Corp + .........     51,324
   11,600 Vesta Insurance Group, Inc...................     29,348
    2,814 Zenith National Insurance Corp. /(1)/........     76,682
                                                        ----------
                                                         5,515,490
                                                        ----------
          LEISURE AND TOURISM - 3.73%
   23,579 Acclaim Entertainment, Inc. +/(1)/...........     18,392
    5,328 Action Performance Cos., Inc. /(1)/..........    107,359
    4,445 AFC Enterprises, Inc. +......................     81,788
   14,327 Alliance Gaming Corp. +......................    230,951
   10,562 Alloy, Inc. +/(1)/...........................     73,406
    1,904 Ambassadors Group, Inc.......................     27,170
    9,947 AMC Entertainment, Inc + ....................    103,548
    3,543 Ameristar Casinos, Inc. +....................     58,460
    5,116 Arctic Cat, Inc. /(1)/.......................     97,204
    8,432 Argosy Gaming Co. +..........................    155,570

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- ----------------------------------------------------------------
          LEISURE AND TOURISM - Continued
    2,118 Ascent Media Group, Inc. +................... $  2,711
   11,588 Aztar Corp. +................................  177,296
   10,453 Bally Total Fitness Holding Corp. +/(1)/.....   83,415
    1,603 Benihana, Inc., Class A +....................   20,102
   11,845 Bob Evans Farms, Inc.........................  305,246
    9,661 Boca Resorts, Inc., Class A +................  125,207
   10,514 Boyd Gaming Corp. +..........................  158,972
    5,147 Buca, Inc. +/(1)/............................   32,683
    4,798 California Pizza Kitchen, Inc. +.............   97,591
      752 Carmike Cinemas, Inc. + /(1)/................   16,138
    3,682 Championship Auto Racing Teams, Inc. +/(1)/..   10,383
    2,831 Champps Entertainment, Inc. +/(1)/...........   14,381
    2,787 Checkers Drive-In Restaurants, Inc. +/(1)/...   22,380
    3,607 Chicago Pizza & Brewery, Inc. +/(1)/.........   30,155
    6,882 Choice Hotels International, Inc. +..........  170,467
    2,056 Churchill Downs, Inc.........................   76,278
   17,212 CKE Restaurants, Inc. +......................  106,714
    3,757 Dave & Buster's, Inc. +......................   35,992
    8,267 Dollar Thrifty Automotive Group, Inc. +/(1)/.  159,801
    3,411 Dover Downs Gaming & Entertainment, Inc......   31,006
    5,333 Dover Motorsports, Inc.......................   18,612
    1,227 Escalade, Inc. +/(1)/........................   18,000
    7,455 Gaylord Entertainment Co. +..................  167,738
    8,402 Handleman Co. +..............................  153,253
   17,870 Hollywood Entertainment Corp. +..............  299,859
    6,690 IHOP Corp. +/(1)/............................  204,714
   13,985 Insight Communications, Inc., Class A +/(1)/.  182,644
    4,906 Isle of Capri Casinos, Inc. +................   64,710
   11,699 Jack in the Box, Inc. +......................  245,913
    8,256 Jakks Pacific, Inc. +........................  117,070
    1,255 Johnson Outdoors, Inc., Class A +............   15,507
    6,076 K2, Inc. +...................................   58,512
   46,569 La Quinta Corp. +............................  209,095
    7,420 Landry's Seafood Restaurants, Inc............  156,933
    5,733 Lone Star Steakhouse & Saloon, Inc...........  131,286
    7,598 Luby's, Inc. +/(1)/..........................   13,904
   13,695 Macrovision Corp. +..........................  263,204
   14,982 Magna Entertainment Corp., Class A +/(1)/....   65,172
    6,671 Marcus Corp..................................   91,926
    2,252 Marine Products Corp.........................   24,096
    9,973 Marvel Enterprises, Inc. +...................  222,897
    9,900 Midway Games, Inc. +/(1)/....................   34,947
    1,100 Monarch Casino & Resort, Inc. +..............    9,372

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          LEISURE AND TOURISM - Continued
    7,115 MTR Gaming Group, Inc. +..................... $   49,022
    3,498 Multimedia Games, Inc. +/(1)/................     85,806
    9,373 Nautilus Group, Inc. +/(1)/..................    121,755
    4,136 Navigant International, Inc. +...............     48,267
    1,993 NetFlix, Inc. +/(1)/.........................     44,843
    5,360 O'Charley's, Inc. +..........................    102,751
    7,770 Panera Bread Co., Class A +/(1)/.............    271,251
    4,335 Papa John's International, Inc. +/(1)/.......    107,378
    2,477 Party City Corp. +...........................     24,151
    8,399 Pegasus Solutions, Inc. +....................    119,182
   10,280 Penn National Gaming, Inc. +.................    172,087
    5,513 PF Chang's China Bistro, Inc. +/(1)/.........    242,682
    8,143 Pinnacle Entertainment, Inc. +...............     49,265
    4,762 Playboy Enterprises, Inc., Class B  +/(1)/...     54,382
   15,268 Prime Hospitality Corp. +....................    101,685
    6,677 Rare Hospitality International, Inc. +.......    190,829
    2,901 RC2 Corp. +..................................     49,317
   15,004 Ryan's Family Steakhouses, Inc. +............    192,801
   15,483 Scientific Games Corp., Class A +............    119,993
    6,067 SCP Pool Corp. +/(1)/........................    195,418
    6,023 Shuffle Master, Inc. +/(1)/..................    161,465
   12,311 Sonic Corp. +................................    318,732
    4,656 Speedway Motorsports, Inc....................    121,289
   11,670 Station Casinos, Inc. +/(1)/.................    262,575
    7,679 Steak N Shake Co. +..........................    108,504
    1,415 Steinway Musical Instruments, Inc. +.........     18,890
   13,865 Take-Two Interactive Software, Inc. +/(1)/...    350,091
    5,183 Thor Industries, Inc.........................    201,100
   13,331 THQ, Inc. +/(1)/.............................    189,034
    7,599 Tivo, Inc. +/(1)/............................     68,391
    5,680 Trans World Entertainment Corp. +/(1)/.......     22,493
    4,538 Triarc Cos., Inc., Class A +/(1)/............    124,432
    2,871 Vail Resorts, Inc. +/(1)/....................     33,878
    7,413 WMS Industries, Inc. +/(1)/..................    109,712
   50,723 Wyndham International, Inc., Class A +.......     13,695
    9,952 Zomax, Inc. +................................     33,140
                                                        ----------
                                                         9,880,416
                                                        ----------
          MACHINERY - 2.59%
    3,135 Actuant Corp., Class A +.....................    135,620
    2,121 Alamo Group, Inc.............................     25,600
    8,015 Albany International Corp., Class A..........    213,359
    6,499 Applied Industrial Technologies, Inc.........    124,456
    5,145 Astec Industries, Inc. +.....................     41,469

- -----------------------------------------------------------------------------

                                                                             67
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          MACHINERY - Continued
    6,303 Aviall, Inc. +/(1)/.......................... $   60,320
   10,301 Baldor Electric Co...........................    231,772
    6,224 Brady Corp., Class A.........................    204,147
    7,329 Briggs & Stratton Corp.......................    337,794
   26,223 Capstone Turbine Corp. +.....................     36,188
    3,148 Carbo Ceramics, Inc..........................    122,142
    8,407 Clarcor, Inc.................................    306,015
   11,374 Cognex Corp. +/(1)/..........................    260,010
    4,189 Columbus Mckinnon Corp. +....................      8,587
    5,326 Cuno, Inc. +.................................    197,009
    4,496 Flow International Corp. +...................      5,845
    2,186 Franklin Electric Co., Inc...................    122,613
    5,370 Gardner Denver, Inc. +.......................    107,883
    2,035 General Binding Corp. +......................     18,824
    7,548 Global Power Equipment Group, Inc. +/(1)/....     37,363
    2,515 Gorman-Rupp Co...............................     60,234
   10,865 Granite Construction, Inc....................    200,785
    8,078 Hughes Supply, Inc...........................    289,596
    9,374 IDEX Corp....................................    323,309
    7,673 Insituform Technologies, Inc., Class A +.....    123,919
    5,939 Ionics, Inc. +/(1)/..........................    125,610
   14,273 JLG Industries, Inc..........................    106,191
   15,701 Joy Global, Inc. +...........................    211,649
    4,629 Kadant, Inc. +...............................     81,239
   11,667 Kennametal, Inc..............................    393,995
    3,410 Lindsay Manufacturing Co.....................     69,291
    1,927 Lufkin Industries, Inc.......................     46,248
    4,978 Lydall, Inc. +...............................     45,300
    8,939 Manitowoc Co., Inc...........................    182,356
    5,789 Milacron, Inc................................     26,861
    1,834 NACCO Industries, Inc., Class A..............    106,097
    7,539 Nordson Corp.................................    179,051
   10,368 Presstek, Inc. +/(1)/........................     69,051
    2,237 Quixote Corp.................................     51,451
    7,825 Regal-Beloit Corp............................    156,891
    3,353 Robbins & Myers, Inc.........................     64,310
    3,324 Sauer-Danfoss, Inc...........................     31,412
    4,205 SPS Technologies, Inc. +.....................    105,672
    2,226 Starrett (L.S.) Co., Class A.................     28,448
    9,642 Stewart & Stevenson Services, Inc............    139,038
    5,169 Tecumseh Products Co., Class A...............    198,748
    3,072 Tennant Co...................................    107,366
   14,465 Terex Corp. +................................    256,754
    8,430 Toro Co......................................    336,694

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          MACHINERY - Continued
   11,604 Wabtec Corp.................................. $  159,091
                                                        ----------
                                                         6,873,673
                                                        ----------
          MEDICAL - BIOMEDICAL/GENE - 0.40%
    6,140 Alexion Pharmaceuticals, Inc. +/(1)/.........     86,021
   12,271 Decode Genetics, Inc. +/(1)/.................     46,016
   15,272 Exelixis, Inc. +/(1)/........................    124,467
    8,056 Myriad Genetics, Inc. +/(1)/.................    123,257
    2,698 Progenics Pharmaceuticals, Inc. +/(1)/.......     37,772
   30,064 Protein Design Labs, Inc. +..................    430,216
   11,314 Regeneron Pharmaceuticals, Inc. +/(1)/.......    155,681
    9,459 Transkaryotic Therapies, Inc. +/(1)/.........     70,186
                                                        ----------
                                                         1,073,616
                                                        ----------
          MEDICAL TECHNOLOGY - 3.02%
    3,743 Acacia Research Corp. (Combimatrix) +........      8,384
    8,625 Aksys, Ltd. +/(1)/...........................     77,625
    7,008 Albany Molecular Research, Inc. +............     95,028
    7,378 Aphton Corp. +/(1)/..........................     51,646
   23,249 Applera Corp. - Celera Genomics Group +......    273,176
    4,531 Applied Molecular Evolution, Inc. +/(1)/.....     21,432
    6,593 Arena Pharmaceuticals, Inc. +/(1)/...........     46,217
   10,521 Ariad Pharmaceuticals, Inc. +................     35,771
    7,187 Arqule, Inc. +...............................     30,904
    6,802 Avigen, Inc. +/(1)/..........................     26,324
    5,720 Bio-Rad Laboratories, Inc., Class A +........    337,480
    2,504 Bio-Reference Labs, Inc. +...................     13,271
   19,794 Bio-Technology General Corp. +...............     93,032
    1,169 Bioreliance Corp. +..........................     23,883
    3,920 Biosite, Inc. +/(1)/.........................    163,699
      274 Britesmile, Inc. +/(1)/......................      6,546
    3,093 Bruker AXS, Inc. +...........................      8,042
    3,824 Bruker Daltonics, Inc. +/(1)/................     16,252
    7,608 Cambrex Corp.................................    161,290
    2,276 Cantel Medical Corp. +/(1)/..................     32,661
   18,570 Cardiac Science, Inc. +/(1)/.................     48,468
   10,821 CardioDynamics International Corp. +.........     35,601
   11,130 Cell Genesys, Inc. +/(1)/....................    125,346
    8,892 Cepheid, Inc. +/(1)/.........................     38,147
    4,611 Cerus Corp. +/(1)/...........................     51,920
    4,015 Cholestech Corp. +...........................     48,345
    6,928 Ciphergen Biosystems, Inc. +.................     59,719
   10,371 Connetics Corp. +............................    172,677
    5,524 CryoLife, Inc. +/(1)/........................     50,047

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          MEDICAL TECHNOLOGY - Continued
   14,503 CuraGen Corp. +/(1)/......................... $   78,316
    7,357 Cyberonics, Inc. +/(1)/......................    139,342
    2,674 Deltagen, Inc. +.............................      2,166
    4,019 Digene Corp. +...............................    104,092
    8,151 Diversa Corp. +..............................     89,172
    2,504 DJ Orthopedics, Inc. +/(1)/..................     19,306
    7,811 Enzo Biochem, Inc. +/(1)/....................    198,556
   14,554 Enzon, Inc. +/(1)/...........................    217,000
    3,899 Exact Sciences Corp. +.......................     51,857
    9,115 Gene Logic, Inc. +/(1)/......................     67,542
    3,305 Genencor International, Inc. +/(1)/..........     48,550
   12,706 Genzyme Corp., Biosurgery Division +/(1)/....     29,605
    8,367 Geron Corp. +/(1)/...........................     42,504
    6,089 Haemonetics Corp. +..........................    109,906
    6,540 Hanger Orthopedic Group, Inc. +..............     73,444
    6,639 Harvard Bioscience, Inc. +...................     24,697
    2,714 HealthTronics Surgical Services, Inc. +......     25,376
    6,526 Hologic, Inc. +..............................     81,575
   10,786 Idexx Laboratories, Inc. +...................    385,923
    5,402 Igen International, Inc. +...................    189,610
    3,734 II-VI, Inc. +................................     79,011
    8,037 Illumina, Inc. +.............................     27,808
    3,541 Immucor Corp. +..............................     75,777
   13,848 Immunomedics, Inc. +/(1)/....................     96,659
    4,253 Inamed Corp. +...............................    219,200
   22,763 Incyte Genomics, Inc. +......................    115,386
    6,267 Integra LifeSciences Corp. +.................    176,855
    8,437 InterMune, Inc. +/(1)/.......................    212,444
    5,837 Interpore International, Inc. +/(1)/.........     62,398
    5,810 Kosan Biosciences, Inc. +....................     42,064
   11,334 Lexicon Genetics, Inc. +.....................     64,604
    1,363 Lifeline Systems, Inc. +.....................     36,965
    6,517 Luminex Corp. +/(1)/.........................     38,059
    6,751 Martek Biosciences Corp. +/(1)/..............    254,108
    9,686 Maxygen, Inc. +..............................    107,418
    2,846 Medsource Technologies, Inc. +...............     10,388
   18,696 Nektar Therapeutics +........................    206,965
    3,739 Neose Technologies, Inc. +/(1)/..............     41,465
    7,031 Noven Pharmaceuticals, Inc. +................     67,990
    8,873 OraSure Technologies, Inc. +.................     65,571
   34,804 Peregrine Pharmaceuticals, Inc. +/(1)/.......     41,069
    5,797 Possis Medical, Inc. +.......................     98,897
   17,518 Praecis Pharmaceuticals, Inc. +..............     90,393
    2,625 QMed, Inc. +/(1)/............................     15,461

- ------------------------------------------------------------------------------

68
                                                                   May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          MEDICAL TECHNOLOGY - Continued
    8,689 Quidel Corp. +............................... $   54,306
    6,797 Radiologix, Inc. +...........................     18,352
    3,410 Rita Medical Systems, Inc. +/(1)/............     12,958
    5,772 Sangamo Biosciences, Inc. +..................     22,569
    6,089 Seattle Genetics, Inc. +/(1)/................     30,993
   13,344 Sequenom, Inc. +/(1)/........................     36,563
    7,313 Serologicals Corp. +.........................     96,897
    3,710 Sonic Innovations, Inc. +....................     15,396
    2,216 Specialty Laboratories, Inc. +/(1)/..........     21,672
    4,558 SurModics, Inc. +/(1)/.......................    178,081
   10,815 Telik, Inc. +/(1)/...........................    158,007
    7,507 Therasense, Inc. +/(1)/......................     74,995
   16,640 Thoratec Corp. +.............................    228,467
    7,447 TriPath Imaging, Inc. +......................     50,640
    4,744 Urologix, Inc. +/(1)/........................     14,706
    4,325 Ventana Medical Systems, Inc. +..............    108,082
    8,825 Viasys Healthcare, Inc. +....................    159,732
    6,433 Vical, Inc. +/(1)/...........................     27,212
    4,475 West Pharmaceutical Services, Inc............    112,501
    5,343 Wright Medical Group, Inc. +.................    108,890
    2,854 Zoll Medical Corp. +.........................     94,639
                                                        ----------
                                                         8,004,085
                                                        ----------
          METALS - 1.30%
    2,382 AM Castle & Co. +/(1)/.......................     12,148
    6,714 Amcol International Corp.....................     46,327
    5,683 Brush Engineered Materials, Inc. +...........     45,805
    6,498 Carpenter Technology Corp....................    100,004
    4,036 Century Aluminum Co..........................     28,252
    3,400 Circor International, Inc....................     60,520
    3,036 Cleveland-Cliffs, Inc. +/(1)/................     45,844
    8,166 Commercial Metals Co.........................    146,008
    2,887 Gibraltar Steel Corp.........................     55,835
   36,749 Hecla Mining Co. +/(1)/......................    152,141
    3,811 Imco Recycling, Inc. +.......................     27,782
    7,286 Intermet Corp................................     26,594
    3,119 Ladish Co., Inc. +...........................     17,466
    1,674 Lawson Products, Inc.........................     42,017
    1,712 Liquidmetal Technologies, Inc. +/(1)/........     11,128
    3,489 Material Sciences Corp. +....................     32,238
   12,738 Maverick Tube Corp. +........................    255,015
    9,520 Mueller Industries, Inc. +...................    249,329
    3,884 NN, Inc......................................     42,608
    1,963 Northwest Pipe Co. +.........................     23,870

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          METALS - Continued
    5,791 NS Group, Inc. +............................. $   52,351
    8,735 Oregon Steel Mills, Inc. +...................     25,244
    5,540 Quanex Corp..................................    176,726
    8,026 Reliance Steel & Aluminum Co.................    154,179
    3,352 Roanoke Electric Steel Corp..................     25,140
    9,859 Roper Industries, Inc........................    361,727
    4,553 Royal Gold, Inc. /(1)/.......................     92,335
    7,041 RTI International Metals, Inc. +.............     71,677
    7,554 Ryerson Tull, Inc............................     66,853
    1,391 Schnitzer Steel Industries, Inc., Class A....     47,433
    4,818 Southern Peru Copper Corp. ADR...............     76,510
   10,801 Steel Dynamics, Inc. +/(1)/..................    144,517
    8,772 Tredegar Corp................................    123,685
   27,508 USEC, Inc....................................    172,200
    4,613 Valmont Industries, Inc......................     92,214
   22,775 Worthington Industries, Inc..................    340,031
                                                        ----------
                                                         3,443,753
                                                        ----------
          MINING - 0.02%
   14,601 Stillwater Mining Co. +......................     62,492
                                                        ----------
          MISCELLANEOUS - 0.26%
    3,770 Applied Films Corp. +/(1)/...................     83,883
    8,164 Concord Camera Corp. +/(1)/..................     45,473
   99,510 Service Corp. International +................    413,962
   32,641 Stewart Enterprises, Inc., Class A +.........    137,092
                                                        ----------
                                                           680,410
                                                        ----------
          MOBILE HOMES - 0.26%
   16,503 Champion Enterprises, Inc. +/(1)/............     58,586
    4,915 Coachmen Industries, Inc. /(1)/..............     55,785
   11,844 Fleetwood Enterprises, Inc. +/(1)/...........     90,251
    3,036 Modtech Holdings, Inc. +.....................     27,962
    8,088 Monaco Coach Corp. +/(1)/....................    118,894
    5,838 Palm Harbor Homes, Inc. +/(1)/...............    110,221
    2,105 Skyline Corp.................................     60,287
    4,112 Winnebago Industries, Inc. /(1)/.............    163,493
                                                        ----------
                                                           685,479
                                                        ----------
          MULTIMEDIA - 0.02%
    3,407 Martha Stewart Living, Inc., Class A +/(1)/..     37,239
    4,918 Private Media Group, Inc. +/(1)/.............      8,213
                                                        ----------
                                                            45,452
                                                        ----------

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          OIL AND GAS - 4.22%
    5,354 3TEC Energy Corp. +.......................... $   91,821
    3,054 Atwood Oceanics, Inc. +......................     90,857
    5,594 Berry Petroleum Co., Class A.................     95,098
    9,387 Cabot Oil & Gas Corp., Class A...............    254,294
   12,441 Cal Dive International, Inc. +...............    276,563
   60,547 Chesapeake Energy Corp.......................    618,185
    7,665 Comstock Resources, Inc. +...................    105,087
    8,006 Denbury Resources, Inc. +....................     97,273
    2,170 Dril-Quip, Inc. +............................     36,499
    3,004 Encore Acquisition Co. +.....................     57,677
   11,647 Energen Corp.................................    380,042
    6,491 Energy Partners, Ltd. +......................     75,750
    6,419 Evergreen Resources, Inc. +..................    341,876
    5,317 Exploration Co. of Delaware, Inc. +..........     20,098
    8,836 Frontier Oil Corp............................    150,035
   22,552 Global Industries, Ltd. +....................    126,291
   56,631 Grey Wolf, Inc. +............................    253,707
    2,387 Gulf Island Fabrication, Inc. +..............     41,271
   16,346 Hanover Compressor Co. +.....................    183,729
   11,743 Harvest Natural Resources, Inc. +............     69,871
    3,364 Holly Corp...................................     97,960
    5,979 Horizon Offshore, Inc. +.....................     30,194
    3,460 Houston Exploration Co. +....................    108,125
    3,965 Hydril Co. +.................................    108,998
   15,167 Input/Output, Inc. +.........................     65,825
   38,026 Key Energy Services, Inc. +..................    451,749
    6,394 Laclede Group, Inc...........................    166,244
    9,663 Lone Star Technologies, Inc. +...............    239,449
   16,387 Magnum Hunter Resources, Inc. +..............    117,986
   10,702 Meridian Resource Corp. +/(1)/...............     29,538
    3,135 Natco Group, Inc., Class A +.................     22,603
    9,129 New Jersey Resources Corp....................    322,893
    5,977 Nuevo Energy Co. +...........................     94,437
    7,797 Oceaneering International, Inc. +............    214,028
    5,764 Oil States International, Inc. +.............     77,468
   21,620 Oneok, Inc...................................    440,399
   26,298 Parker Drilling Co. +........................     73,371
    8,108 Patina Oil & Gas Corp........................    320,996
    2,731 Penn Virginia Corp...........................    113,336
   10,378 PetroQuest Energy, Inc. +/(1)/...............     14,529
    8,079 Plains Exploration & Production Co. +........     82,648
    8,079 Plains Resources, Inc. +.....................    105,027
    3,441 Prima Energy Corp. +.........................     78,627
    3,415 Quicksilver Resources, Inc. +/(1)/...........     85,409

- -----------------------------------------------------------------------------

                                                                             69
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          OIL AND GAS - Continued
   17,352 Range Resources Corp. +...................... $   104,112
    6,876 Remington Oil & Gas Corp. +..................     131,950
    3,792 RPC, Inc.....................................      44,366
    5,877 Seacor Smit, Inc. +..........................     229,144
   11,331 Southwestern Energy Co. +....................     170,192
    7,895 Spinnaker Exploration Co. +..................     208,902
   10,563 St. Mary Land & Exploration Co. /(1)/........     295,764
    7,223 Stone Energy Corp. +.........................     295,421
   16,460 Superior Energy Services, Inc. +.............     188,302
    7,800 Swift Energy Co. +...........................      92,430
    6,640 Syntroleum Corp. +...........................      13,081
   21,879 Tesoro Petroleum Corp. +.....................     153,372
    4,496 Tetra Technologies, Inc. +...................     132,722
   11,315 Tom Brown, Inc. +............................     320,214
    5,992 TransMontaigne, Inc. +.......................      28,822
    7,443 Trico Marine Services, Inc. +................      20,468
   13,984 UGI Corp.....................................     478,253
   14,679 Unit Corp. +.................................     322,938
    5,584 Universal Compression Holdings, Inc. +.......     118,381
   13,993 UNOVA, Inc. +................................     144,688
   10,512 Veritas DGC, Inc. +..........................      98,287
   16,445 Vintage Petroleum, Inc.......................     194,051
    7,839 W-H Energy Services, Inc. +..................     170,655
    6,381 Western Gas Resources, Inc...................     251,986
    6,787 Westport Resources Corp. +...................     150,671
                                                        -----------
                                                         11,187,035
                                                        -----------
          PAPER/FOREST PRODUCTS - 0.60%
    1,381 AEP Industries, Inc. +/(1)/..................       9,598
    8,673 Buckeye Technologies, Inc. +.................      48,569
    8,926 Caraustar Industries, Inc. +.................      68,730
    4,786 Chesapeake Corp..............................      95,529
    3,389 Deltic Timber Corp...........................      84,556
   23,748 Earthshell Corp. +...........................      10,924
    3,363 Glatfelter...................................      44,661
    7,666 Graphic Packaging International Corp. +......      43,696
   17,300 Longview Fibre Co. +.........................     147,050
   35,418 Louisiana-Pacific Corp. +....................     341,429
    5,339 Pope & Talbot, Inc...........................      60,544
    9,612 Potlatch Corp. /(1)/.........................     239,050
    3,842 Rock-Tenn Co., Class A.......................      54,941
    5,085 Schweitzer-Mauduit International, Inc........     122,294
    4,648 Universal Forest Products, Inc...............      89,567
   12,272 Wausau-Mosinee Paper Corp....................     138,060
                                                        -----------
                                                          1,599,198
                                                        -----------

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          POLLUTION CONTROL - 0.54%
   11,336 Calgon Carbon Corp. /(1)/.................... $    65,182
    2,681 Mine Safety Appliances Co....................     105,283
   24,331 Newpark Resources, Inc. +....................     142,823
   12,194 Stericycle, Inc. +...........................     482,395
   16,950 Tetra Tech, Inc. +/(1)/......................     287,303
    2,979 TRC Cos., Inc. +/(1)/........................      36,254
    9,371 Waste Connections, Inc. +....................     319,176
                                                        -----------
                                                          1,438,416
                                                        -----------
          PUBLISHING - 0.68%
    8,479 Banta Corp...................................     293,119
   11,342 Bowne & Co., Inc.............................     139,960
    3,797 Consolidated Graphics, Inc. +................      75,636
    1,258 Courier Corp.................................      61,340
    5,512 Ennis Business Forms, Inc....................      75,018
   18,590 Hollinger International, Inc., Class A.......     205,791
    3,484 Information Holdings, Inc. +.................      58,880
    9,222 Journal Register Co. +.......................     167,840
    9,626 Mail-Well, Inc. +............................      28,301
    3,954 New England Business Service, Inc............     106,719
   46,735 Primedia, Inc. +.............................     156,095
    3,050 Pulitzer, Inc................................     153,354
    5,879 Standard Register Co.........................     102,706
    2,738 Thomas Nelson, Inc. +........................      31,761
   12,564 Topps Co., Inc. +............................     115,338
      467 Value Line, Inc..............................      22,598
                                                        -----------
                                                          1,794,456
                                                        -----------
          RAILROADS & EQUIPMENT - 0.23%
    7,709 Florida East Coast Industries, Inc. /(1)/....     221,094
    3,970 Genesee & Wyoming, Inc., Class A +...........      82,973
   20,350 Kansas City Southern +.......................     242,776
    9,661 RailAmerica, Inc. +/(1)/.....................      73,327
                                                        -----------
                                                            620,170
                                                        -----------
          REAL ESTATE - 0.26%
    1,473 Avatar Holdings, Inc. +......................      42,599
    6,594 Insignia Financial Group, Inc. +.............      72,930
   10,251 Jones Lang LaSalle, Inc. +...................     171,704
    6,924 LNR Property Corp. /(1)/.....................     265,605
    9,968 Trammell Crow Co. +..........................     101,076
    1,819 Wellsford Real Properties, Inc. +............      28,194
                                                        -----------
                                                            682,108
                                                        -----------

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS - 6.03%
    4,570 Acadia Realty Trust.......................... $    40,993
      676 Alexander's, Inc. +..........................      54,425
    6,025 Alexandria Real Estate Equities, Inc.........     266,908
    4,534 AMLI Residential Properties..................     103,239
   15,570 Anthracite Capital, Inc......................     188,864
    8,210 Anworth Mtg. Asset Corp......................     123,478
    9,889 Apex Mtg. Capital, Inc. /(1)/................      54,587
    5,501 Associated Estates Realty Corp...............      33,226
    4,954 Bedford Property Investors, Inc..............     136,235
    5,839 Boykin Lodging Co............................      47,121
    9,027 Brandywine Realty Trust......................     214,120
    7,238 Capital Automotive REIT......................     196,512
    3,308 Capstead Mtg. Corp. /(1)/....................      35,859
    6,853 CBL & Associates Properties, Inc.............     297,146
    7,577 Chateau Communities, Inc.....................     227,158
   10,293 Chelsea Property Group, Inc..................     427,777
    4,854 Colonial Properties Trust....................     169,890
   12,396 Commercial Net Lease Realty, Inc.............     208,129
   16,251 Cornerstone Realty Income Trust, Inc.........     120,420
    5,735 Corporate Office Properties Trust............      91,072
    2,451 Correctional Properties Trust................      56,373
    8,513 Crown American Realty Trust..................      85,471
    4,952 EastGroup Properties, Inc....................     134,942
    5,795 Entertainment Properties Trust...............     156,465
   13,707 Equity Inns, Inc.............................      97,868
    9,020 Equity One, Inc..............................     146,575
    4,922 Essex Property Trust, Inc....................     280,505
   13,049 Federal Realty Investment Trust..............     430,617
   16,680 Felcor Lodging Trust, Inc....................     141,613
    8,398 Gables Residential Trust.....................     247,657
    5,271 Getty Realty Corp............................     113,590
    5,314 Glenborough Realty Trust, Inc................      99,106
   10,016 Glimcher Realty Trust........................     218,549
    4,486 Great Lakes REIT, Inc. /(1)/.................      70,340
   13,206 Health Care REIT, Inc........................     393,011
   14,194 Healthcare Realty Trust, Inc.................     412,336
    6,094 Heritage Property Investment Trust, Inc......     168,194
    8,794 Home Properties of New York, Inc.............     315,705
   43,629 HRPT Properties Trust........................     414,039
   15,291 IMPAC Mtg. Holdings, Inc.....................     224,625
    8,522 Innkeepers USA Trust.........................      65,875
   10,766 Investors Real Estate Trust..................     108,091
    5,559 Keystone Property Trust Corp.................     100,896
    8,228 Kilroy Realty Corp...........................     215,820

- ------------------------------------------------------------------------------

70
                                                                   May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS - Continued
    6,460 Koger Equity, Inc............................ $   110,595
    6,236 Kramont Realty Trust.........................     101,335
    5,701 Lasalle Hotel Properties.....................      82,493
    8,706 Lexington Corporate Properties Trust.........     152,094
    4,820 LTC Properties, Inc..........................      39,476
   15,554 Macerich Co..................................     536,613
    4,391 Manufactured Home Communities, Inc...........     147,142
   13,812 Meristar Hospitality Corp....................      73,204
   14,727 MFA Mtg. Investments, Inc....................     145,356
    5,902 Mid Atlantic Realty Trust....................     112,905
    4,816 Mid-America Apartment Communities, Inc.......     126,420
    8,325 Mills Corp. /(1)/............................     271,811
    4,937 Mission West Properties, Inc.................      55,048
    7,724 National Health Investors, Inc...............     130,922
    2,024 National Health Realty, Inc..................      31,473
   16,637 Nationwide Health Properties, Inc............     253,049
    3,562 Novastar Financial, Inc. /(1)/...............     190,211
    5,493 Omega Healthcare Investors, Inc. +...........      23,345
   12,056 Pan Pacific Retail Properties, Inc...........     473,680
    2,668 Parkway Properties, Inc......................     106,053
    4,819 Pennsylvania Real Estate Investment Trust
           /(1)/.......................................     135,992
   11,325 Post Properties, Inc.........................     303,170
   10,415 Prentiss Properties Trust....................     300,577
    6,249 Price Legacy Corp. +.........................      20,934
    3,422 PS Business Parks, Inc.......................     116,348
    5,351 RAIT Investment Trust........................     130,350
    2,911 Ramco-Gershenson Properties Trust............      68,088
   11,285 Realty Income Corp...........................     424,880
    3,750 Redwood Trust, Inc...........................     137,100
    9,641 RFS Hotel Investors, Inc.....................     118,295
    3,609 Saul Centers, Inc............................      90,586
   15,395 Senior Housing Properties Trust..............     205,215
   11,422 Shurgard Storage Centers, Inc., Class A......     386,977
    3,939 Sizeler Property Investors, Inc..............      38,799
    8,925 SL Green Realty Corp.........................     308,270
    4,277 Sovran Self Storage, Inc.....................     128,524
    7,486 Summit Properties, Inc.......................     149,795
    5,072 Sun Communities, Inc.........................     199,888
    1,988 Tanger Factory Outlet Centers, Inc...........      64,212
    9,809 Taubman Centers, Inc.........................     190,295
   19,112 Thornburg Mtg., Inc..........................     456,777
    4,888 Town and Country Trust /(1)/.................     111,642

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS - Continued
    6,622 U.S. Restaurant Properties, Inc. /(1)/....... $   100,058
    3,732 Universal Health Realty Income Trust.........     100,764
    5,950 Urstadt Biddle Properties, Inc., Class A.....      75,863
   23,343 Ventas, Inc..................................     330,303
   12,466 Washington Real Estate Investment Trust......     342,192
    5,718 Winston Hotels, Inc..........................      48,031
                                                        -----------
                                                         15,982,572
                                                        -----------
          REGISTERED INVESTMENT COMPANIES - 0.02%
    3,027 Gladstone Capital Corp. /(1)/................      58,088
                                                        -----------
          RETAIL - 3.13%
    7,847 7-Eleven, Inc. +.............................      77,607
        1 99 Cents Only Stores +.......................          32
    4,144 AC Moore Arts & Crafts, Inc. + /(1)/.........      70,448
    4,798 Advanced Marketing Services, Inc.............      53,738
   10,943 Blyth, Inc...................................     302,246
   11,207 Bombay Co., Inc. +...........................     106,467
    6,006 Boyds Collection, Ltd. + /(1)/...............      29,730
    2,898 Brookstone, Inc. +...........................      51,584
    4,170 Building Materials Holding Corp. +...........      58,338
    6,052 Burlington Coat Factory Warehouse Corp.......     103,187
   13,175 Casey's General Stores, Inc..................     183,264
    7,428 Cash America International, Inc..............      89,285
    4,887 Central Garden & Pet Co. + /(1)/.............     121,931
   14,325 Claire's Stores, Inc.........................     428,461
    2,434 Coldwater Creek, Inc. + /(1)/................      29,938
    3,335 Cole National Corp., Class A +...............      25,313
    7,722 Compucom Systems, Inc. +.....................      34,672
    6,539 Cost Plus, Inc. +............................     235,077
    5,993 Daisytek International Corp. +...............       4,015
    1,435 Deb Shops, Inc...............................      28,427
    3,775 Department 56, Inc. +........................      45,451
    7,564 Dress Barn, Inc. +...........................     104,459
    8,812 Drugstore.Com, Inc. +........................      41,945
    7,341 Duane Reade, Inc. + /(1)/....................     105,417
    4,429 Factory 2-U Stores, Inc. + /(1)/.............      17,716
      413 Fao, Inc. + /(1)/............................       1,115
    6,363 Finish Line, Inc., Class A+ /(1)/............     125,987
    1,817 Finlay Enterprises, Inc. +...................      23,732
    6,796 Fossil, Inc. + /(1)/.........................     152,570
    7,327 Fred's, Inc., Class A........................     269,560

 NUMBER                                                    MARKET
OF SHARES                                                  VALUE
- --------------------------------------------------------------------
          RETAIL - Continued
    5,613 Friedman's, Inc., Class A..................... $    61,013
    3,549 Galyans Trading Co., Inc. + /(1)/.............      48,586
    1,973 Gart Sports Co. +.............................      53,093
    5,659 Great Atlantic & Pacific Tea Co., Inc. + /(1)/      41,594
    4,656 Guitar Center, Inc. + /(1)/...................     111,511
    5,737 Hancock Fabrics, Inc..........................      83,072
    2,388 Hibbett Sporting Goods, Inc. +................      69,634
   26,196 Homestore Common, Inc. +......................      37,722
    5,643 Imagistics International, Inc. +..............     122,453
    3,405 Ingles Markets, Inc., Class A.................      33,199
   13,880 Insight Enterprises, Inc. +...................     121,311
    4,892 Jo-Ann Stores, Inc., Class A + /(1)/..........     111,146
   12,254 Linens 'N Things, Inc. +......................     282,087
   10,437 Longs Drug Stores Corp. + /(1)/...............     167,931
    2,498 MarineMax, Inc. + /(1)/.......................      28,302
    9,738 Men's Wearhouse, Inc. +.......................     187,846
      874 Mothers Work, Inc. + /(1)/....................      20,539
    3,174 Movado Group, Inc.............................      72,939
    5,854 Movie Gallery, Inc. +.........................     109,119
    6,258 Myers Industries, Inc.........................      61,954
    3,757 Nash Finch Co.................................      50,419
   14,973 Nu Skin Enterprises, Inc., Class A............     149,730
   38,997 OfficeMax, Inc. +.............................     214,874
    1,027 Overstock.com, Inc. + /(1)/...................      13,813
   17,276 Overture Services, Inc. + (1).................     308,187
    2,911 Parkervision, Inc. + /(1)/....................      20,377
   10,184 Pathmark Stores, Inc. +.......................      73,427
    3,645 Penn Traffic Co. + /(1)/......................         365
    7,637 Pozen, Inc. +.................................      48,037
   42,850 Priceline.com, Inc. +/ (1)/...................     174,828
    1,354 Pricesmart, Inc. +............................      20,662
   14,657 Regis Corp....................................     427,984
    6,048 Restoration Hardware, Inc. + /(1)/............      30,240
    2,671 Rex Stores Corp...............................      33,388
    8,885 Rigel Pharmaceuticals, Inc. +.................      12,439
   10,613 Ruddick Corp..................................     165,032
    5,004 School Specialty, Inc. + /(1)/................     105,935
    2,413 Sharper Image Corp. + /(1)/...................      54,654
    9,736 ShopKo Stores, Inc. + /(1)/...................     113,814
    4,036 Smart & Final, Inc. +.........................      17,557
   11,082 Sports Authority, Inc. +......................     109,490
   11,869 Stamps.com, Inc. +............................      60,532
    7,398 Stein Mart, Inc. +............................      43,426
    6,590 Sturm, Ruger & Co., Inc.......................      62,671

- ------------------------------------------------------------------------------

                                                                             71
May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                    MARKET
OF SHARES                                                  VALUE
- -------------------------------------------------------------------
          RETAIL - Continued
   11,925 Summit America Television, Inc. + /(1)/....... $   35,894
    4,668 Tractor Supply Co. +..........................    211,460
    1,781 Tropical Sportswear International Corp+. /(1)/     10,401
    2,829 Tuesday Morning Corp. +.......................     64,897
    6,536 Tweeter Home Entertainment Group, Inc. +/(1)/.     49,804
    3,758 Ultimate Electronics, Inc. +/(1)/.............     40,060
   10,163 United Stationers, Inc. +.....................    309,768
    2,537 Urban Outfitters, Inc. +/(1)/.................     84,533
    3,769 Weis Markets, Inc.............................    120,231
    3,538 West Marine, Inc. +/(1)/......................     60,641
    3,829 Whitehall Jewellers, Inc. +...................     36,682
    4,770 Wilsons The Leather Experts, Inc. +/(1)/......     27,284
    9,166 Yankee Candle Co., Inc. +.....................    195,694
                                                         ----------
                                                          8,305,993
                                                         ----------
          RETIREMENT/AGED CARE - 0.12%
    9,470 Genesis Health Ventures, Inc. +...............    163,452
    6,033 Sunrise Assisted Living, Inc. +/(1)/..........    150,825
                                                         ----------
                                                            314,277
                                                         ----------
          SAVINGS & LOAN - 2.16%
    7,137 Anchor BanCorp Wisconsin, Inc.................    163,295
    3,799 Bank Mutual Corp..............................    124,493
   14,101 BankAtlantic Bancorp, Inc., Class A...........    162,726
    7,221 Bankunited Financial Corp. +..................    133,011
    2,136 Berkshire Hills Bancorp, Inc..................     56,390
    1,340 BostonFed Bancorp, Inc........................     32,441
   19,854 Brookline Bancorp, Inc........................    283,118
    4,103 CFS Bancorp, Inc..............................     57,852
    1,351 Charter Financial Corp. /(1)/.................     42,151
    2,904 Citizens First Bancorp, Inc...................     63,743
    1,287 Coastal Bancorp, Inc..........................     37,259
    2,840 Coastal Financial Corp........................     36,920
    3,842 Connecticut Bancshares, Inc...................    154,833
    7,555 Dime Community Bancshares.....................    191,821
    5,349 Fidelity Bankshares, Inc......................    120,353
    1,815 First Defiance Financial Corp.................     36,173
    2,280 First Essex Bancorp, Inc......................     83,767
    5,822 First Federal Capital Corp....................    114,402
    4,597 First Financial Holdings, Inc.................    134,416
    3,971 First Indiana Corp............................     70,565
    8,168 First Niagara Financial Group, Inc............    111,738
    4,368 First Place Financial Corp....................     76,134

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          SAVINGS & LOAN - Continued
    8,389 First Sentinel Bancorp, Inc.................. $  127,345
    2,486 Firstfed America Bancorp, Inc................     78,931
    5,847 FirstFed Financial Corp. +...................    198,389
    9,216 Flagstar Bancorp, Inc. /(1)/.................    182,477
    3,403 Flushing Financial Corp......................     70,071
    7,214 Harbor Florida Bancshares, Inc...............    185,111
    2,545 Hawthorne Financial Corp. +..................     78,182
    5,157 Hudson River Bancorp, Inc....................    130,209
    1,575 Itla Capital Corp. +.........................     58,417
    6,431 MAF Bancorp, Inc.............................    237,561
    1,304 MASSBANK Corp................................     41,154
    1,042 NASB Financial, Inc..........................     26,040
    3,704 Northwest Bancorp, Inc.......................     59,338
    3,573 OceanFirst Financial Corp....................     84,005
   12,632 Ocwen Financial Corp. +......................     53,812
    1,636 Parkvale Financial Corp......................     38,888
    2,255 Partners Trust Financial Group, Inc..........     45,303
    1,702 PennFed Financial Services, Inc..............     48,048
    3,867 PFF Bancorp, Inc.............................    144,084
    1,571 Port Financial Corp..........................     84,300
    1,020 Provident Bancorp, Inc.......................     32,711
    1,740 Quaker City Bancorp, Inc. +..................     67,164
    8,208 Seacoast Financial Services Corp.............    167,443
    2,472 St. Francis Capital Corp.....................     70,922
   18,673 Staten Island Bancorp, Inc...................    360,015
    4,377 Sterling Financial Corp. (Spokane) +.........    104,258
    2,380 Superior Financial Corp......................     55,930
    2,870 Troy Financial Corp. /(1)/...................     77,777
   10,589 United Community Financial Corp..............     96,995
    1,253 Warwick Community Bancorp, Inc...............     37,715
   12,096 Waypoint Financial Corp......................    226,316
    1,702 Westfield Financial, Inc. /(1)/..............     30,602
    1,659 Willow Grove Bancorp, Inc....................     26,196
    2,686 WSFS Financial Corp..........................     98,469
                                                        ----------
                                                         5,711,779
                                                        ----------
          SCHOOLS - 0.62%
    3,457 Bright Horizons Family Solutions, Inc. +.....    117,020
   12,815 Corinthian Colleges, Inc. +/@/...............    602,818
   14,378 ITT Educational Services, Inc. +.............    405,603
    3,330 Learning Tree International, Inc. +/(1)/.....     51,748
    5,495 Princeton Review, Inc. +.....................     32,585
    3,086 Strayer Education, Inc. /(1)/................    205,929
   10,720 Sylvan Learning Systems, Inc. +..............    223,619
                                                        ----------
                                                         1,639,322
                                                        ----------

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          SEMICONDUCTORS - 3.05%
    7,128 Actel Corp. +................................ $  158,170
    3,202 ADE Corp. +..................................     23,919
    1,877 Advanced Power Technology, Inc. +/(1)/.......      9,385
    7,549 Alliance Semiconductor Corp. +...............     32,083
   10,355 Anadigics, Inc. +/(1)/.......................     31,376
    5,065 Artisan Components, Inc. +...................    111,582
    6,339 Astropower, Inc. +/(1)/......................     15,340
   12,938 Asyst Technologies, Inc. +/(1)/..............     86,167
    9,170 ATMI, Inc. +/(1)/............................    229,433
    2,501 August Technology Corp. +/(1)/...............     10,879
   33,150 Axcelis Technologies, Inc. +.................    197,574
    6,314 AXT, Inc. +..................................      9,162
   11,448 Brooks Automation, Inc. +/(1)/...............    136,231
    8,226 Caliper Technologies Corp. +/(1)/............     38,251
   16,402 ChipPAC, Inc., Class A +/(1)/................    101,856
   24,577 Cirrus Logic, Inc. +.........................     86,757
    7,005 Cohu, Inc....................................    130,643
   20,491 Credence Systems Corp. +.....................    165,977
   24,656 Cree, Inc. +/(1)/............................    605,798
    4,078 Dupont Photomasks, Inc. +....................     85,516
    7,162 Electroglas, Inc. +/(1)/.....................     13,966
    8,161 Emcore Corp. +...............................     22,035
   15,536 Entegris, Inc. +.............................    192,802
   10,261 ESS Technology, Inc. +.......................     85,679
   13,224 Exar Corp. +.................................    214,890
    9,957 FSI International, Inc. +....................     30,767
   10,342 Genesis Microchip, Inc. +....................    197,015
   37,453 Globespan Virata, Inc. +.....................    310,485
    8,838 Helix Technology Corp........................    119,225
    9,057 Integrated Silicon Solution, Inc. +..........     47,459
    4,232 IXYS Corp. +/(1)/............................     30,597
   23,483 Kopin Corp. +................................    126,339
   16,688 Kulicke & Soffa Industries, Inc. +...........    105,134
   28,891 Lattice Semiconductor Corp. +................    262,908
   15,425 LTX Corp. +..................................    151,319
    7,091 Mattson Technology, Inc. +/(1)/..............     25,811
   19,140 MEMC Electronic Materials, Inc. +/(1)/.......    219,919
    9,780 Microsemi Corp. +............................    129,683
    6,067 Monolithic Systems Technology, Inc. +/(1)/...     50,113
   13,431 Mykrolis Corp. +.............................    125,580
    2,461 Nanometrics, Inc. +/(1)/.....................     15,625
    6,713 Omnivision Technologies, Inc. +/(1)/.........    240,930
    9,443 ON Semiconductor Corp. +.....................     25,591
    6,661 Pericom Semiconductor Corp. +................     61,947

- -----------------------------------------------------------------------------

72
                                                                   May 31, 2003
           SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          SEMICONDUCTORS - Continued
    9,402 Photronics, Inc. +/(1)/...................... $  158,330
    5,160 PLX Technology, Inc. +.......................     19,660
    8,528 Power Integrations, Inc. +/(1)/..............    227,348
   28,269 Rambus, Inc. +...............................    506,580
    3,145 Rudolph Technologies, Inc. +/(1)/............     45,477
    5,486 Semitool, Inc. +.............................     32,148
    1,999 Siliconix, Inc. +............................     66,087
   45,723 Skyworks Solutions, Inc. +/(1)/..............    340,179
    3,543 Supertex, Inc. +.............................     60,621
    8,361 Therma-Wave, Inc. +..........................      9,532
    7,287 Three-Five Systems, Inc. +/(1)/..............     49,406
   36,793 Transmeta Corp. +............................     57,397
    3,520 Trikon Technologies, Inc. +..................     11,968
   44,507 Triquint Semiconductor, Inc. +...............    206,512
    7,646 Ultratech Stepper, Inc. +....................    134,799
   10,383 Varian Semiconductor Equipment Associates,
           Inc. +......................................    289,582
    8,559 Veeco Instruments, Inc. +/(1)/...............    165,103
   68,019 Vitesse Semiconductor Corp. +................    341,455
    5,929 White Electronic Designs Corp. +.............     55,733
    7,066 Xicor, Inc. +................................     45,717
    9,140 Zoran Corp. +/(1)/...........................    187,096
                                                        ----------
                                                         8,082,648
                                                        ----------
          TELECOMMUNICATIONS - 2.51%
    6,857 Adtran, Inc. +/(1)/..........................    331,262
   12,232 Aether Systems, Inc. +/(1)/..................     58,836
    2,120 Alaska Communications Systems Holdings, Inc.
           +...........................................      6,572
   37,038 Allegiance Telecom, Inc. +/(1)/..............      2,778
    9,307 Allen Telecom, Inc. +........................    164,268
   54,703 American Tower Corp., Class A +/(1)/.........    490,139
    7,607 Anaren, Inc. +/(1)/..........................     77,439
   22,155 Arris Group, Inc. +/(1)/.....................    115,206
   17,784 Aspect Communications Corp. +................     56,731
    5,673 Audiovox Corp., Class A +....................     54,461
   19,819 Avanex Corp. +...............................     82,249
    4,387 Boston Communications Group, Inc. +/(1)/.....     71,376
    3,418 Centennial Communications Corp., Class A +...      7,349
   64,854 Cincinnati Bell, Inc. +......................    330,755
    2,330 ClearOne Communications, Inc. +/(1)/.........      3,029
   69,273 Crown Castle International Corp. +...........    577,044
    5,691 CT Communications, Inc.......................     60,951

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
    3,594 EMS Technologies, Inc. +..................... $   44,781
   45,049 Finisar Corp. +/(1)/.........................     77,484
   29,133 Foundry Networks, Inc. +/(1)/................    448,357
   14,001 General Communication, Inc. +................     78,966
    4,762 Golden Telecom, Inc. +.......................    116,669
    4,782 Hickory Tech Corp............................     46,194
    4,011 Inet Technologies, Inc. +....................     36,019
   21,247 Infonet Services Corp., Class B +............     30,808
    5,153 Intrado, Inc. +/(1)/.........................     69,720
    7,280 Ixia +.......................................     45,209
    9,570 Lightbridge, Inc. +..........................     76,943
    6,801 MasTec, Inc. +...............................     32,033
    6,271 Metro One Telecommunications, Inc. +.........     33,926
   30,684 MRV Communications, Inc. +/(1)/..............     70,266
    8,216 Netro Corp. +................................     24,155
   22,899 Nextel Partners, Inc., Class A +.............    124,800
    5,129 North Pittsburgh Systems, Inc................     73,550
   12,786 Plantronics, Inc. +..........................    275,283
   22,155 Powerwave Technologies, Inc. +...............    153,977
   16,318 Price Communications Corp. +.................    209,034
   40,355 Proxim Corp., Class A +......................     60,936
   15,986 PTEK Holdings, Inc. +........................     80,729
   21,666 RCN Corp. +/(1)/.............................     33,582
   19,126 Remec, Inc. +................................    131,204
    3,994 RMH Teleservices, Inc. +/(1)/................     16,256
    1,116 Shenandoah Telecommunications Co.............     51,336
   10,628 Somera Communications, Inc. +/(1)/...........     16,484
   61,236 Sonus Networks, Inc. +.......................    284,747
    5,684 Spectralink Corp. +..........................     56,840
   27,914 Stratex Networks, Inc. +.....................     90,720
    2,488 Stratos Lightwave, Inc. +/(1)/...............     13,062
    4,540 SureWest Communications /(1)/................    145,280
   53,858 Sycamore Networks, Inc. +....................    228,896
    7,773 Talk America Holdings, Inc. +/(1)/...........     69,413
   15,718 Tekelec +....................................    225,082
   26,415 Tellium, Inc. +..............................     26,943
   22,024 Terayon Communication Systems +..............     65,191
   14,421 Time Warner Telecom, Inc., Class A +/(1)/....     83,642
    4,345 Tollgrade Communications, Inc. +.............     79,948
    6,585 Triton PCS Holdings, Inc., Class A +.........     30,620
   19,864 UbiquiTel, Inc. +/(1)/.......................     22,844
   30,139 US Unwired, Inc., Class A +..................     13,563
    6,248 ViaSat, Inc. +/(1)/..........................     75,901

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- ------------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   18,055 Western Wireless Corp., Class A +/(1)/....... $  193,008
                                                        ----------
                                                         6,654,846
                                                        ----------
          TEXTILE - PRODUCTS - 0.17%
    2,951 Angelica Corp................................     52,764
    2,064 Culp, Inc. +/(1)/............................     12,074
    6,607 G&K Services, Inc., Class A..................    193,123
    4,001 Quaker Fabric Corp. +........................     25,806
    2,667 UniFirst Corp................................     48,006
   10,790 Wellman, Inc. /(1)/..........................    121,388
                                                        ----------
                                                           453,161
                                                        ----------
          THERAPEUTICS - 1.26%
   26,452 Abgenix, Inc. +..............................    284,359
   23,458 Amylin Pharmaceuticals, Inc. +/(1)/..........    465,407
   12,272 BioMarin Pharmaceutical, Inc. +..............    140,269
   11,239 Cell Therapeutics, Inc. +/(1)/...............    140,600
    9,179 CV Therapeutics, Inc. +/(1)/.................    296,941
    9,904 Esperion Therapeutics, Inc. +................    130,931
   17,319 ImClone Systems, Inc. +/(1)/.................    493,591
    9,347 Medicines Co. +/(1)/.........................    218,720
    9,531 Neurocrine Biosciences, Inc. +...............    483,126
    9,942 NPS Pharmaceuticals, Inc. +/(1)/.............    214,350
    4,705 Onyx Pharmaceuticals, Inc. +/(1)/............     47,520
    5,066 Trimeris, Inc. +/(1)/........................    249,906
   13,027 Vicuron Phamaceuticals, Inc. +/(1)/..........    186,807
                                                        ----------
                                                         3,352,527
                                                        ----------
          TOBACCO - 0.25%
   13,956 Dimon, Inc...................................     97,692
    3,835 Standard Commercial Corp.....................     68,647
    8,874 Universal Corp...............................    371,643
    7,239 Vector Group, Ltd. /(1)/.....................    123,063
                                                        ----------
                                                           661,045
                                                        ----------
          UTILITIES - COMMUNICATION - 0.06%
    3,712 Commonwealth Telephone Enterprises, Inc. +...    155,941
                                                        ----------
          UTILITIES - ELECTRIC - 1.45%
    9,079 Black Hills Corp.............................    272,824
    3,984 Central Vermont Public Service Corp..........     74,859
    5,542 CH Energy Group, Inc./ (1)/..................    248,392
   13,742 Cleco Corp...................................    239,111
   24,216 DQE, Inc./ (1)/..............................    398,111

- ------------------------------------------------------------------------------

                                                                             73
May 31, 2003
          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                    MARKET
OF SHARES                                                  VALUE
- --------------------------------------------------------------------
          UTILITIES - ELECTRIC - Continued
   15,853 El Paso Electric Co. +....................... $    188,651
    7,540 Empire District Electric Co./ (1)/...........      159,848
    9,256 Headwaters, Inc. +...........................      175,771
    5,492 MGE Energy, Inc..............................      172,169
    8,400 Otter Tail Corp..............................      236,376
    5,623 Plug Power, Inc. +/(1)/......................       30,533
   12,282 PNM Resources, Inc...........................      326,087
   34,586 Sierra Pacific Resources +/(1)/..............      186,764
    4,095 UIL Holdings Corp./ (1)/.....................      180,712
    9,656 UniSource Energy Corp........................      182,016
   18,950 Weststar Energy, Inc.........................      301,684
   10,626 WPS Resources Corp...........................      456,706
                                                        ------------
                                                           3,830,614
                                                        ------------
          UTILITIES - GAS, DISTRIBUTION - 0.96%
   20,932 AGL Resources, Inc...........................      546,953
    1,436 EnergySouth, Inc.............................       40,150
    8,610 Northwest Natural Gas Co.....................      239,788
   12,667 Northwestern Corp./ (1)/.....................       33,948
    5,337 NUI Corp.....................................       84,271
   10,423 Piedmont Natural Gas Co., Inc................      408,894
    6,234 SEMCO Energy, Inc./ (1)/.....................       44,885
    4,096 South Jersey Industries, Inc.................      152,658
   13,729 Southern Union Co. +.........................      223,783
   11,131 Southwest Gas Corp...........................      236,534
   16,450 WGL Holdings, Inc............................      456,652
    3,022 World Fuel Services Corp.....................       74,674
                                                        ------------
                                                           2,543,190
                                                        ------------
          UTILITIES - MISCELLANEOUS - 0.06%
    5,669 Casella Waste Systems, Inc., Class A +.......       50,171
    9,090 Walter Industries, Inc.......................      107,262
                                                        ------------
                                                             157,433
                                                        ------------
          WATER SERVICES - 0.20%
    5,173 American States Water Co.....................      131,912
    4,815 California Water Service Group...............      135,783
    2,617 Connecticut Water Service, Inc...............       67,362
    2,616 Middlesex Water Co...........................       61,162
    2,230 Pico Holdings, Inc. +........................       31,131
      699 SJW Corp.....................................       59,939
    3,326 Southwest Water Co./ (1)/....................       44,835
                                                        ------------
                                                             532,124
                                                        ------------

  NUMBER                                                     MARKET
 OF SHARES                                                   VALUE
- ----------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost $257,043,497).......................... $232,761,046
                                                          ------------
            PREFERRED STOCK - 0.00%
            REAL ESTATE INVESTMENT TRUSTS - 0.00%
        778 Prime Retail, Inc. 8.50%:
            (Cost $29,954)...............................        4,512
                                                          ------------
            WARRANTS - 0.00%
            FINANCE COMPANIES - 0.00%
        255 Imperial Credit Industries, Inc. +...........            0
                                                          ------------
            INFORMATION PROCESSING - SOFTWARE - 0.00%
        491 Microstrategy, Inc. +........................           88
                                                          ------------
            UTILITIES - COMMUNICATION - 0.00%
        698 Focal Communications Corp. +/(1)/............            0
                                                          ------------
            TOTAL WARRANTS
            (Cost $0)....................................           88
                                                          ------------
    PAR
   VALUE
- ------------
            CORPORATE BONDS - 0.01%
            INFORMATION PROCESSING - SOFTWARE - 0.01%
$    20,800 Microstrategy, Inc.:
             7.50% due 6/24/07
             (Cost $0)...................................       17,680
                                                          ------------
            SHORT-TERM INVESTMENTS - 25.92%
            COLLECTIVE INVESTMENT POOL - 17.32%
 45,910,374 Securities Lending Quality Trust /(2)/.......   45,910,374
                                                          ------------
            COMMERCIAL PAPER - 7.92%
            Emerson Electric Company:
             1.21% due 6/10/03 @.........................    9,996,975
 11,000,000 UBS Finance, Inc.:
             1.34% due 6/02/03 @.........................   10,999,591
                                                          ------------
                                                            20,996,566
                                                          ------------

   PAR                                                     MARKET
  VALUE                                                    VALUE
- --------------------------------------------------------------------
           U.S. TREASURY BILLS - 0.68%
           United States Treasury Bills:
$1,050,000  1.14% due 6/26/03 @......................... $ 1,049,169
   140,000  1.11% due 6/19/03 @.........................     139,923
   110,000  1.09% due 6/19/03 @.........................     109,940
   100,000  1.07% due 7/03/03 @.........................      99,905
    75,000  1.06% due 7/03/03 @.........................      74,929
    75,000   1.04% due 7/17/03 @........................      74,900
    10,000   1.02% due 7/17/03 @........................       9,987
    30,000   1.00% due 7/03/03 @........................      29,973
    25,000   0.99% due 7/10/03 @........................      24,973
    25,000   0.98% due 7/10/03 @........................      24,974
   100,000   0.98% due 7/17/03 @........................      99,875
    45,000   0.94% due 7/10/03 @........................      44,954
                                                         -----------
                                                           1,783,502
                                                         -----------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $68,690,442)...........................  68,690,442
                                                         -----------

- ------------------------------------------------------------------------------

74
                                                                   May 31, 2003
           SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


   PAR                                                      MARKET
  VALUE                                                     VALUE
- ----------------------------------------------------------------------
           REPURCHASE AGREEMENT - 3.15%
$8,360,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 1.16%, dated
            05/30/03, to be repurchased 06/02/03 in the
            amount of $8,360,808 and collateralized by
            Federal Home Loan Bank Notes, bearing
            interest at 1.40%, due 05/04/04 and having
            an approximate value of $8,615,033@
            (Cost $8,360,000)........................... $   8,360,000
                                                         -------------
           TOTAL INVESTMENTS
           (Cost $334,123,893) - 116.91%................   309,833,768
           Liabilities in excess of other
            assets, net -(16.91)%.......................  (44,815,940)
                                                         -------------
           NET ASSETS - 100%............................ $ 265,017,828
                                                         -------------
           + Non-income producing.
           @ The security or a portion thereof
            represents collateral for open futures
            contracts.
           ADR - American Depository Receipt
           /(1)/ The security or a portion thereof is
            out on loan (see Note 2).
           /(2)/ The security is purchased with the
            cash collateral received from securities
            loaned (see Note 2).
           /(3)/ Fair Valued Security (See Note 2).

     Open Futures Contracts
                                                      Value
                                                      as of
     Number of              Expiration  Value at     May 31,    Unrealized
     Contracts Description     Date    Trade Date     2003     Appreciation
     ----------------------------------------------------------------------
       143     Russell 2000
       Long    Index        June 2003  $26,497,440 $31,535,075  $5,037,635

                                                                ==========

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

                                                                             75
May 31, 2003
                SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS


 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          COMMON STOCK - 96.55%
          ADVERTISING - 0.75%
   76,410 Interpublic Group of Cos., Inc...... $ 1,050,638
   22,230 Omnicom Group, Inc..................   1,551,876
                                               -----------
                                                 2,602,514
                                               -----------
          AIRLINES - 0.02%
    5,000 Delta Air Lines, Inc................      66,800
                                               -----------
          APPAREL & PRODUCTS - 0.38%
   23,700 Nike, Inc., Class B @...............   1,326,963
                                               -----------
          AUTOMOTIVE - 0.26%
    9,280 Borg-Warner, Inc....................     539,354
    9,810 SPX Corp. +.........................     377,979
                                               -----------
                                                   917,333
                                               -----------
          BANKS - 5.56%
   60,000 Bank of America Corp................   4,452,000
   39,500 Comerica, Inc.......................   1,827,665
   55,000 FleetBoston Financial Corp..........   1,626,350
   17,580 HSBC Holdings, PLC ADR /(1)/........   1,041,967
   57,500 Mellon Financial Corp...............   1,562,275
   13,610 Providian Financial Corp. +.........     123,034
   35,000 State Street Bank & Trust Co........   1,340,850
   19,241 SunTrust Bks., Inc..................   1,140,991
   14,400 Synovus Financial Corp. /(1)/.......     328,608
    9,872 Wachovia Corp.......................     396,657
   85,743 Wells Fargo & Co....................   4,141,387
    5,000 Westamerica Bancorp. /(1)/..........     222,150
   23,950 Zions Bancorp.......................   1,221,929
                                               -----------
                                                19,425,863
                                               -----------
          BEVERAGES - 4.75%
  171,094 Coca-Cola Bottling Co...............   7,796,753
   11,331 Coca-Cola Enterprises, Inc..........     212,456
   84,040 Pepsi Bottling Group, Inc...........   1,713,576
  155,810 PepsiCo, Inc........................   6,886,802
                                               -----------
                                                16,609,587
                                               -----------
          BROADCASTING - 1.01%
   47,740 Clear Channel Communications, Inc. +   1,943,018
   49,700 Comcast Corp., Class A +............   1,496,467
    4,250 Cumulus Media, Inc., Class A +......      76,882

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- -----------------------------------------------------
          BROADCASTING - Continued
      950 Univision Communications, Inc.,
           Class A +/(1)/................ $    28,358
                                          -----------
                                            3,544,725
                                          -----------
          BUILDING MATERIALS - 1.51%
    2,850 Lafarge North America, Inc.....      89,718
   55,840 Lowe's Cos., Inc...............   2,359,798
   28,800 Masco Corp.....................     708,480
   58,140 Vulcan Materials Co. /(1)/.....   2,130,250
                                          -----------
                                            5,288,246
                                          -----------
          CHEMICAL - 0.98%
   89,060 Ashland, Inc...................   2,890,888
   11,840 Invitrogen Corp. +/(1)/........     461,997
   24,740 W.R. Grace & Co. +.............      80,652
                                          -----------
                                            3,433,537
                                          -----------
          COMMERCIAL SERVICES - 0.74%
   79,650 Cendant Corp. +................   1,338,120
   45,000 Concord EFS, Inc. +............     680,400
   30,000 Convergys Corp. +..............     536,400
      980 Fluor Corp.....................      34,780
                                          -----------
                                            2,589,700
                                          -----------
          CONGLOMERATES - 4.09%
   10,020 3M Co..........................   1,267,229
  453,871 General Electric Co............  13,026,098
                                          -----------
                                           14,293,327
                                          -----------
          DRUGS - 8.80%
   60,930 Abbott Laboratories............   2,714,432
   38,920 Allergan, Inc..................   2,806,521
   60,000 Amgen, Inc. +..................   3,882,600
  172,890 Bristol-Myers Squibb Co........   4,425,984
    2,916 Eli Lilly and Co...............     174,289
   40,150 MedImmune, Inc. +..............   1,423,318
    2,732 Merck & Co., Inc...............     151,845
  300,958 Pfizer, Inc....................   9,335,717
  100,000 Schering-Plough Corp...........   1,845,000
   91,490 Wyeth..........................   4,011,836
                                          -----------
                                           30,771,542
                                          -----------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 2.80%
   54,710 Agilent Technologies, Inc. +............ $   991,892
    5,000 Amphenol Corp., Class A +/(1)/..........     236,250
   34,260 Applera Corp. - Applied
           Biosystems Group.......................     667,042
    1,470 AVX Corp. /(1)/.........................      17,714
   13,218 Hawaiian Electric Industries, Inc. /(1)/     605,384
  175,000 JDS Uniphase Corp. +....................     677,250
    6,580 Johnson Controls, Inc...................     547,785
    9,170 Mettler-Toledo International, Inc. +....     328,561
   40,290 OGE Energy Corp.........................     850,925
   37,490 Paxar Corp. +/(1)/......................     421,388
   88,640 Pitney Bowes, Inc.......................   3,404,662
   65,000 Power-One, Inc. +.......................     449,150
   14,040 Sanmina-SCI Corp. +/(1)/................      80,309
    9,410 Thermo Electron Corp. +.................     198,551
   10,500 Waters Corp. +..........................     297,780
                                                   -----------
                                                     9,774,643
                                                   -----------
          FERTILIZERS - 0.07%
   26,890 IMC Global, Inc.........................     235,019
                                                   -----------
          FINANCE COMPANIES - 0.96%
  118,205 MBNA Corp...............................   2,370,010
    8,350 Student Loan Corp. /(1)/................     994,485
                                                   -----------
                                                     3,364,495
                                                   -----------
          FINANCIAL SERVICES - 8.54%
   10,000 American Express Co.....................     416,600
   50,060 Capital One Financial Corp..............   2,411,390
   46,240 Charles Schwab Corp.....................     448,528
  278,210 Citigroup, Inc..........................  11,412,174
   35,000 Fannie Mae..............................   2,590,000
   38,000 Freddie Mac.............................   2,272,780
   15,000 Goldman Sachs Group, Inc................   1,222,500
   27,060 H & R Block, Inc........................   1,107,837
   80,000 JP Morgan Chase & Co....................   2,628,800
   12,610 Lehman Brothers Holdings, Inc...........     903,254
   38,750 Merrill Lynch & Co., Inc................   1,677,875
   60,000 Morgan Stanley..........................   2,745,000
                                                   -----------
                                                    29,836,738
                                                   -----------

- ------------------------------------------------------------------------------

76
          SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          FOODS - 1.44%
   50,000 General Mills, Inc.................... $ 2,339,000
    4,630 Hershey Foods Corp....................     329,193
   87,920 McCormick & Co., Inc..................   2,365,048
                                                 -----------
                                                   5,033,241
                                                 -----------
          FREIGHT - 0.20%
   34,050 Airborne, Inc.........................     699,046
                                                 -----------
          HEALTHCARE - 1.76%
   27,300 Anthem, Inc. +........................   2,002,455
    9,000 Health Management Associates, Inc.,
           Class A..............................     167,850
   41,200 Laboratory Corp. of America Holdings +   1,324,580
   57,580 McKesson Corp.........................   1,745,826
   24,950 Oxford Health Plans, Inc. +...........     923,898
                                                 -----------
                                                   6,164,609
                                                 -----------
          HOME BUILDERS - 0.07%
    3,790 KB Home...............................     236,875
                                                 -----------
          HOSPITAL MANAGEMENT - 0.18%
   16,300 HCA, Inc..............................     537,900
    3,470 LifePoint Hospitals, Inc. +/(1)/......      74,085
                                                 -----------
                                                     611,985
                                                 -----------
          HOSPITAL SUPPLIES - 3.07%
   23,690 AmerisourceBergen Corp................   1,485,126
   45,350 Baxter International, Inc.............   1,149,169
   70,000 Becton, Dickinson and Co..............   2,800,000
   16,225 Cardinal Health, Inc..................     936,345
   80,304 Johnson & Johnson.....................   4,364,522
                                                 -----------
                                                  10,735,162
                                                 -----------
          HOUSEHOLD PRODUCTS - 4.53%
   47,730 Colgate-Palmolive Co..................   2,845,663
  130,000 Gillette Co...........................   4,369,300
   50,000 Kimberly-Clark Corp...................   2,596,500
   65,410 Procter & Gamble Co...................   6,005,946
                                                 -----------
                                                  15,817,409
                                                 -----------
          INFORMATION PROCESSING -
          HARDWARE - 4.45%
   12,600 Apple Computer, Inc. +................     226,422
  120,000 Dell Computer Corp. +.................   3,754,800
  183,162 Hewlett-Packard Co....................   3,571,659

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - Continued
   75,000 International Business Machines Corp... $ 6,603,000
    7,500 Lexmark International, Inc., Class A +.     558,000
  192,552 Sun Microsystems, Inc. +...............     833,750
                                                  -----------
                                                   15,547,631
                                                  -----------
          INFORMATION PROCESSING -
          SERVICES - 3.55%
   23,450 Ariba, Inc. +..........................      87,234
    7,040 Ceridian Corp. +.......................     121,440
   42,160 Earthlink, Inc. +/(1)/.................     284,158
   35,410 eBay, Inc. +...........................   3,601,551
   85,540 First Data Corp........................   3,543,067
   34,920 Fiserv, Inc. +/(1)/....................   1,155,503
   37,490 SunGard Data Systems, Inc. +...........     862,270
   20,370 Symantec Corp. +.......................     921,131
   21,410 Synopsys, Inc. +.......................   1,312,219
    6,600 Total Systems Services, Inc. /(1)/.....     137,214
   33,340 Unisys Corp. +.........................     376,409
      870 VeriSign, Inc. +.......................      13,033
                                                  -----------
                                                   12,415,229
                                                  -----------
          INFORMATION PROCESSING -
          SOFTWARE - 4.05%
    9,410 Adobe Systems, Inc.....................     332,079
   18,070 Autodesk, Inc. /(1)/...................     269,424
  420,660 Microsoft Corp.........................  10,352,442
  217,600 Oracle Corp. +.........................   2,830,976
   30,500 Sybase, Inc. +.........................     385,825
                                                  -----------
                                                   14,170,746
                                                  -----------
          INSURANCE - 5.43%
   68,200 Ace, Ltd...............................   2,489,300
   42,160 American International Group, Inc. #...   2,440,221
   33,240 Arthur J. Gallagher & Co...............     905,790
   52,360 Chubb Corp.............................   3,352,611
   24,770 Hartford Financial Services Group, Inc.   1,155,273
   50,000 Jefferson-Pilot Corp...................   2,109,500
   62,000 John Hancock Financial Services, Inc...   1,875,500
   31,180 Lincoln National Corp..................   1,085,064
   25,964 Marsh & McLennan Cos., Inc.............   1,301,575
    7,500 MGIC Investment Corp. /(1)/............     405,150
   15,120 PMI Group, Inc.........................     463,579

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          INSURANCE - Continued
   28,340 St. Paul Cos., Inc................... $ 1,036,677
   28,080 UnumProvident Corp...................     362,232
                                                -----------
                                                 18,982,472
                                                -----------
          LEISURE AND TOURISM - 1.55%
   18,720 COX Communications, Inc., Class A +..     579,946
    1,460 Electronic Arts, Inc. +..............     100,098
   64,550 Mattel, Inc..........................   1,388,470
  119,970 McDonald's Corp......................   2,247,038
    7,780 Polaris Industries, Inc. /(1)/.......     467,656
   26,000 Sabre Holdings Corp., Class A +......     642,980
                                                -----------
                                                  5,426,188
                                                -----------
          MACHINERY - 0.88%
   26,670 Crane Co.............................     556,870
   55,800 Dover Corp...........................   1,691,298
    5,960 Ingersoll-Rand Co., Class A..........     261,048
   14,570 Pentair, Inc.........................     566,190
                                                -----------
                                                  3,075,406
                                                -----------
          MEDICAL - BIOMEDICAL/GENE - 0.77%
    7,600 Affymetrix, Inc. +/(1)/..............     172,900
   23,450 Genentech, Inc. +....................   1,468,205
   22,390 Genzyme Corp. +......................   1,063,301
                                                -----------
                                                  2,704,406
                                                -----------
          MEDICAL TECHNOLOGY - 0.63%
   33,730 Guidant Corp. +......................   1,426,105
   12,440 Quest Diagnostics, Inc. +/(1)/.......     788,198
                                                -----------
                                                  2,214,303
                                                -----------
          METALS - 0.07%
   37,720 Allegheny Technologies, Inc..........     248,198
                                                -----------
          MULTIMEDIA - 2.70%
  211,264 AOL Time Warner, Inc. +..............   3,215,438
   44,855 Viacom, Inc., Class B +..............   2,041,800
  213,290 Walt Disney Co.......................   4,191,148
                                                -----------
                                                  9,448,386
                                                -----------
          OIL AND GAS - 1.98%
   12,710 Cooper Cameron Corp. +...............     693,839
   19,850 Diamond Offshore Drilling, Inc. /(1)/     451,389
   48,370 Helmerich & Payne, Inc...............   1,493,665
   14,040 Oneok, Inc. /(1)/....................     285,995

- ------------------------------------------------------------------------------

                                                                             77
May 31, 2003
         SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          OIL AND GAS - Continued
   42,900 Tidewater, Inc....................... $ 1,416,558
   88,360 Transocean, Inc. +...................   2,064,973
   14,040 Valero Energy Corp...................     526,500
                                                -----------
                                                  6,932,919
                                                -----------
          PAPER/FOREST PRODUCTS - 0.14%
   50,990 Louisiana-Pacific Corp. +............     491,544
                                                -----------
          POLLUTION CONTROL - 0.16%
   56,200 Allied Waste Industries, Inc. +......     555,256
                                                -----------
          RAILROADS & EQUIPMENT - 0.55%
   47,780 Burlington Northern Santa Fe Corp....   1,409,988
   15,400 CSX Corp.............................     504,350
                                                -----------
                                                  1,914,338
                                                -----------
          REAL ESTATE INVESTMENT TRUSTS - 0.41%
   25,000 First Industrial Realty Trust, Inc...     753,500
   74,170 Host Marriott Corp. +................     667,530
                                                -----------
                                                  1,421,030
                                                -----------
          RETAIL - 6.54%
   50,540 CVS Corp.............................   1,319,094
   19,250 Dollar General Corp..................     359,975
   12,000 Dollar Tree Stores, Inc. +...........     348,000
   18,720 Express Scripts, Inc., Class A +/(1)/   1,225,037
   44,890 Kohl's Corp. +.......................   2,349,991
   10,070 Kroger Co. +.........................     161,624
   82,180 May Department Stores Co. +..........   1,782,484
      400 RadioShack Corp. +...................       9,640
   31,758 Sears, Roebuck and Co. /(1)/.........     952,105
   46,140 Staples, Inc. +......................     894,655
   48,720 SUPERVALU, Inc.......................     967,092
   51,570 Target Corp..........................   1,889,009
  163,320 Wal-Mart Stores, Inc.................   8,592,265
   42,000 Walgreen Co..........................   1,293,180
   51,270 Winn-Dixie Stores, Inc. /(1)/........     724,958
                                                -----------
                                                 22,869,109
                                                -----------
          SAVINGS & LOAN - 0.63%
   13,060 Independence Community Bank Corp.....     369,598
   45,000 Washington Mutual, Inc...............   1,835,100
                                                -----------
                                                  2,204,698
                                                -----------
          SCHOOLS - 0.23%
   16,800 Education Management Corp. +.........     798,672
                                                -----------
          SECURITIES RELATED - 0.14%
   13,450 T. Rowe Price Group, Inc.............     493,884
                                                -----------

  NUMBER                                              MARKET
 OF SHARES                                            VALUE
- ---------------------------------------------------------------
            SEMICONDUCTORS - 2.65%
     26,130 Advanced Micro Devices, Inc. +/(1)/... $    190,226
     74,960 Applied Materials, Inc. +.............    1,166,378
    262,400 Intel Corp............................    5,468,416
     24,590 KLA-Tencor Corp. +/(1)/...............    1,136,796
     69,160 LSI Logic Corp. +.....................      442,624
     20,950 Micron Technology, Inc. +@............      237,154
     14,200 Novellus Systems, Inc. +..............      492,030
      4,730 Teradyne, Inc. +......................       81,119
     26,750 Transmeta Corp. +.....................       41,730
                                                   ------------
                                                      9,256,473
                                                   ------------
            TELECOMMUNICATIONS - 3.66%
     30,426 AT&T Corp.............................      593,003
     86,430 AT&T Wireless Services, Inc. +........      671,561
    260,000 Cisco Systems, Inc. +.................    4,232,800
    139,235 Motorola, Inc.........................    1,186,282
     49,000 Nextel Communications, Inc.,
             Class A +............................      734,510
      3,780 QUALCOMM, Inc. +......................      126,932
     84,000 RF Micro Devices, Inc. +/(1)/.........      473,760
    126,140 Verizon Communications, Inc...........    4,774,399
                                                   ------------
                                                     12,793,247
                                                   ------------
            UTILITIES - COMMUNICATION - 1.00%
    137,890 SBC Communications, Inc...............    3,510,679
                                                   ------------
            UTILITIES - ELECTRIC - 0.94%
     37,780 DQE, Inc. /(1)/.......................      621,103
    113,790 Puget Energy, Inc.....................    2,668,376
                                                   ------------
                                                      3,289,479
                                                   ------------
            UTILITIES - GAS, DISTRIBUTION - 0.21%
     28,080 AGL Resources, Inc....................      733,730
                                                   ------------
            UTILITIES - GAS, PIPELINE - 0.76%
    104,230 National Fuel Gas Co..................    2,665,161
                                                   ------------
            TOTAL COMMON STOCK
            (Cost $344,346,158)...................  337,542,543
                                                   ------------
    PAR
   VALUE
- ------------
            SHORT-TERM INVESTMENTS - 4.70%
            COLLECTIVE INVESTMENT POOL - 3.05%
$10,667,660 Securities Lending Quality Trust/ (2)/   10,667,660
                                                   ------------
            COMMERCIAL PAPER - 1.43%
  5,000,000 UBS Finance, Inc. +:
            1.34% due 6/2/03 @....................    4,999,814
                                                   ------------

    PAR                                                   MARKET
   VALUE                                                  VALUE
- --------------------------------------------------------------------
            U.S. TREASURY BILLS - 0.22%
            United States Treasury Bills :
$   700,000 1.14% due 6/26/03 @....................... $     699,446
     10,000 1.00% due 7/3/03 @........................         9,991
     60,000 1.01% due 7/3/03 @........................        59,946
                                                       -------------
                                                             769,383
                                                       -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $16,436,857)........................    16,436,857
                                                       -------------
            REPURCHASE AGREEMENT - 1.71%
  5,985,000 Agreement with State Street Bank & Trust
             Co., bearing interest at 1.16%, dated
             05/30/03, to be repurchased 06/02/03
             in the amount of $5,985,579 and
             collateralized by Federal National Mtg.
             Assn. Notes, bearing interest at 5.13%,
             due 8/20/12 and having an
             approximate value of $6,165,225 @
             (Cost $5,985,000)........................     5,985,000
                                                       -------------
            TOTAL INVESTMENTS
            (Cost $366,768,015) - 102.96%.............   359,964,400
            Liabilities in excess of other assets,
             net - (2.96)%............................  (10,354,500)
                                                       -------------
            NET ASSETS - 100%......................... $ 349,609,900
                                                       -------------
            + Non-income producing.
            # Security represents an investment in an affiliated
             company.
            @ The security or a portion thereof represents
             collateral for open futures contracts.
            ADR - American Depository Receipt
            /(1)/ The security or a portion thereof is out on loan
             (see Note 2).
            /(2)/ The security is purchased with the cash collateral
             received from securities loaned (see Note 2).

     Open Futures Contracts
                                                  Value as of
     Number of             Expiration  Value at     May 31,    Unrealized
     Contracts Description    Date    Trade Date     2003     Appreciation
     ---------------------------------------------------------------------
       50 Long   S&P 500      June
                 Index        2003    $10,769,364 $12,041,250  $1,271,886
                                                               ==========

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

78
                                                                   May 31, 2003
                  STOCK INDEX FUND - SCHEDULE OF INVESTMENTS



 NUMBER                                       MARKET
OF SHARES                                     VALUE
- --------------------------------------------------------
          COMMON STOCK - 99.28%
          ADVERTISING - 0.21%
  156,000 Interpublic Group of Cos., Inc. $    2,145,000
   76,100 Omnicom Group, Inc.............      5,312,541
                                          --------------
                                               7,457,541
                                          --------------
          AEROSPACE/DEFENSE - 1.68%
  340,100 Boeing Co......................     10,430,867
   81,300 General Dynamics Corp..........      5,432,466
   47,500 Goodrich Corp..................        867,825
  346,200 Honeywell International, Inc...      9,070,440
  184,400 Lockheed Martin Corp...........      8,559,848
   73,800 Northrop Grumman Corp..........      6,490,710
  164,300 Raytheon Co....................      5,264,172
   72,600 Rockwell Collins, Inc..........      1,668,348
  190,400 United Technologies Corp.......     12,994,800
                                          --------------
                                              60,779,476
                                          --------------
          AIRLINES - 0.16%
   50,000 Delta Air Lines, Inc...........        668,000
  313,500 Southwest Airlines Co. /(1)/...      5,037,945
                                          --------------
                                               5,705,945
                                          --------------
          APPAREL & PRODUCTS - 0.57%
  357,700 Gap, Inc.......................      6,080,900
   52,200 Jones Apparel Group, Inc. +....      1,532,592
  211,700 Limited, Inc...................      3,230,542
   43,200 Liz Claiborne, Inc.............      1,464,048
  107,000 Nike, Inc., Class B............      5,990,930
   24,300 Reebok International, Ltd. +...        770,310
   43,900 VF Corp........................      1,671,273
                                          --------------
                                              20,740,595
                                          --------------
          APPLIANCES/FURNISHINGS - 0.11%
   78,800 Leggett & Platt, Inc...........      1,739,116
   31,600 Maytag Corp....................        772,936
   27,600 Whirlpool Corp.................      1,570,440
                                          --------------
                                               4,082,492
                                          --------------
          AUTOMOTIVE - 0.84%
  117,400 AutoNation, Inc. +.............      1,634,208
   39,400 AutoZone, Inc. +...............      3,296,992
   29,700 Cooper Tire & Rubber Co........        471,933
   61,600 Danaher Corp. /(1)/............      4,122,272
  226,400 Delphi Automotive Systems Corp.      1,996,848

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- ---------------------------------------------------------
          AUTOMOTIVE - Continued
  742,600 Ford Motor Co................... $    7,797,300
  226,700 General Motors Corp.............      8,009,311
   70,700 Genuine Parts Co................      2,323,909
   70,900 Goodyear Tire & Rubber Co. /(1)/        462,268
   52,200 Visteon Corp....................        321,030
                                           --------------
                                               30,436,071
                                           --------------
          BANKS - 6.90%
  143,800 AmSouth Bancorp.................      3,209,616
  607,900 Bank of America Corp............     45,106,180
  310,000 Bank of New York Co., Inc.......      8,971,400
  471,000 Bank One Corp...................     17,596,560
  190,600 BB&T Corp. /(1)/................      6,516,614
   91,500 Charter One Financial, Inc......      2,787,090
   70,700 Comerica, Inc...................      3,271,289
  233,800 Fifth Third Bancorp.............     13,443,500
   50,800 First Tennessee National Corp...      2,375,408
  424,700 FleetBoston Financial Corp......     12,558,379
   95,300 Huntington Bancshares, Inc......      1,954,603
  171,900 KeyCorp.........................      4,538,160
   88,300 Marshall & Ilsley Corp..........      2,649,000
  174,400 Mellon Financial Corp...........      4,738,448
  247,400 National City Corp..............      8,367,068
   65,400 North Fork Bancorp., Inc........      2,162,778
   89,400 Northern Trust Corp.............      3,411,504
  114,900 PNC Financial Services Group....      5,658,825
  116,900 Providian Financial Corp. +.....      1,056,776
   89,400 Regions Financial Corp..........      3,132,576
  139,800 SouthTrust Corp.................      4,016,454
  134,400 State Street Bank & Trust Co....      5,148,864
  114,200 SunTrust Bks., Inc..............      6,772,060
  123,300 Synovus Financial Corp. /(1)/...      2,813,706
  775,100 U.S. Bancorp....................     18,369,870
   80,200 Union Planters Corp.............      2,580,836
  550,500 Wachovia Corp...................     22,119,090
  684,700 Wells Fargo & Co................     33,071,010
   36,800 Zions Bancorp...................      1,877,536
                                           --------------
                                              250,275,200
                                           --------------
          BEVERAGES - 2.85%
   14,700 Adolph Coors Co., Class B.......        809,676
  346,300 Anheuser-Busch Cos., Inc........     18,225,769
   24,400 Brown-Forman Corp., Class B.....      1,924,184
1,003,200 Coca-Cola Bottling Co...........     45,715,824

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- ---------------------------------------------------------
          BEVERAGES - Continued
  181,800 Coca-Cola Enterprises, Inc...... $    3,408,750
  113,500 Pepsi Bottling Group, Inc.......      2,314,265
  698,900 PepsiCo, Inc....................     30,891,380
                                           --------------
                                              103,289,848
                                           --------------
          BROADCASTING - 1.13%
  247,900 Clear Channel
           Communications, Inc. +.........     10,089,530
  934,000 Comcast Corp., Class A +........     28,122,740
   92,700 Univision Communications, Inc.,
           Class A + /(1)/................      2,767,095
                                           --------------
                                               40,979,365
                                           --------------
          BUILDING MATERIALS - 0.65%
   29,300 American Standard Cos., Inc. +..      2,167,907
  316,000 Lowe's Cos., Inc................     13,354,160
  199,000 Masco Corp......................      4,895,400
   60,600 Sherwin-Williams Co.............      1,659,228
   41,100 Vulcan Materials Co.............      1,505,904
                                           --------------
                                               23,582,599
                                           --------------
          CHEMICAL - 1.47%
   92,000 Air Products and Chemicals, Inc.      4,010,280
   27,600 Ashland, Inc....................        895,896
  368,700 Dow Chemical Co.................     11,724,660
  402,500 E.I. du Pont de Nemours and Co..     16,961,350
   31,300 Eastman Chemical Co.............      1,023,197
   52,700 Ecolab, Inc.....................      2,832,625
   51,700 Engelhard Corp..................      1,300,255
   20,300 Great Lakes Chemical Corp. /(1)/        467,509
   44,200 Hercules, Inc. +................        439,790
  105,800 Monsanto Co.....................      2,121,290
   68,600 PPG Industries, Inc.............      3,336,018
   65,500 Praxair, Inc....................      3,929,345
   89,400 Rohm and Haas Co................      2,899,242
   29,000 Sigma-Aldrich Corp. /(1)/.......      1,516,990
                                           --------------
                                               53,458,447
                                           --------------
          COMMERCIAL SERVICES - 1.37%
   23,000 Ball Corp.......................      1,138,960
  416,800 Cendant Corp. +.................      7,002,240
   68,900 Cintas Corp. /(1)/..............      2,550,678
  205,900 Concord EFS, Inc. +.............      3,113,208
   70,200 Convergys Corp. +...............      1,255,176
   23,200 Deluxe Corp.....................      1,089,704

- ------------------------------------------------------------------------------

                                                                             79
            STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED
May 31, 2003


 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          COMMERCIAL SERVICES - Continued
   32,500 Fluor Corp.......................... $    1,153,425
   61,100 Moody's Corp........................      3,186,365
   47,700 Quintiles Transnational Corp. +.....        674,955
  454,800 United Parcel Service, Inc., Class B     28,393,164
                                               --------------
                                                   49,557,875
                                               --------------
          CONGLOMERATES - 4.41%
  157,900 3M Co...............................     19,969,613
   28,500 Eaton Corp..........................      2,392,005
4,026,800 General Electric Co.................    115,569,160
   37,200 ITT Industries, Inc.................      2,330,952
   75,000 Loews Corp..........................      3,607,500
   55,000 Textron, Inc........................      1,916,750
  807,800 Tyco International, Ltd.............     14,298,060
                                               --------------
                                                  160,084,040
                                               --------------
          DRUGS - 8.60%
  632,700 Abbott Laboratories.................     28,186,785
   52,400 Allergan, Inc.......................      3,778,564
  520,800 Amgen, Inc. +.......................     33,700,968
  783,900 Bristol-Myers Squibb Co.............     20,067,840
  454,600 Eli Lilly and Co....................     27,171,442
  146,900 Forest Laboratories, Inc. +.........      7,418,450
   97,400 King Pharmaceuticals, Inc. +........      1,393,794
  101,700 MedImmune, Inc. +...................      3,605,265
  908,700 Merck & Co., Inc....................     50,505,546
3,226,060 Pfizer, Inc.........................    100,072,381
  593,500 Schering-Plough Corp................     10,950,075
   43,300 Watson Pharmaceuticals, Inc. +......      1,602,966
  536,400 Wyeth...............................     23,521,140
                                               --------------
                                                  311,975,216
                                               --------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 1.32%
  189,000 Agilent Technologies, Inc. +........      3,426,570
   79,400 American Power Conversion Corp. +...      1,231,494
   84,700 Applera Corp. - Applied
           Biosystems Group...................      1,649,109
   76,000 Comverse Technology, Inc. +.........      1,155,960
  170,300 Emerson Electric Co. +..............      8,906,690
   80,200 Jabil Circuit, Inc. +...............      1,683,398
  572,700 JDS Uniphase Corp. +................      2,216,349
   36,000 Johnson Controls, Inc...............      2,997,000
   19,500 Millipore Corp. +...................        793,650

 NUMBER                                      MARKET
OF SHARES                                    VALUE
- -------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
   77,600 Molex, Inc.................... $    2,123,136
   63,800 NVIDIA Corp. +................      1,669,646
   47,700 Parker Hannifin Corp..........      1,928,511
   51,200 Perkinelmer, Inc..............        654,848
   95,700 Pitney Bowes, Inc.............      3,675,837
   67,800 PMC-Sierra, Inc. +............        736,308
   32,300 Power-One, Inc. +.............        223,193
  206,100 Sanmina-SCI Corp. +/(1)/......      1,178,892
  334,300 Solectron Corp. +.............      1,337,200
   93,300 Symbol Technologies, Inc......      1,250,220
   35,200 Tektronix, Inc. +.............        742,016
   66,200 Thermo Electron Corp. +.......      1,396,820
   23,600 Thomas & Betts Corp. +........        362,968
   37,000 W. W. Grainger, Inc...........      1,727,900
   52,300 Waters Corp. +................      1,483,228
  297,600 Xerox Corp. +.................      3,252,768
                                         --------------
                                             47,803,711
                                         --------------
          FINANCE COMPANIES - 0.49%
  517,000 MBNA Corp.....................     10,365,850
   62,200 SLM Corp......................      7,464,000
                                         --------------
                                             17,829,850
                                         --------------
          FINANCIAL SERVICES - 7.24%
  531,900 American Express Co...........     22,158,954
   40,200 Bear Stearns Cos., Inc........      3,106,254
   89,800 Capital One Financial Corp....      4,325,666
2,080,200 Citigroup, Inc................     85,329,804
   51,200 Countrywide Financial Corp....      3,770,880
   57,600 Equifax, Inc..................      1,458,432
  402,600 Fannie Mae....................     29,792,400
   44,600 Federated Investors, Inc......      1,242,556
  281,500 Freddie Mac...................     16,836,515
  191,000 Goldman Sachs Group, Inc......     15,566,500
   72,300 H & R Block, Inc..............      2,959,962
   96,800 Janus Capital Group, Inc......      1,505,240
  807,900 JP Morgan Chase & Co..........     26,547,594
   98,100 Lehman Brothers Holdings, Inc.      7,026,903
  375,200 Merrill Lynch & Co., Inc......     16,246,160
  438,400 Morgan Stanley................     20,056,800
  152,300 Paychex, Inc..................      4,648,196
                                         --------------
                                            262,578,816
                                         --------------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          FOODS - 1.51%
  261,300 Archer-Daniels-Midland Co.......... $    3,127,761
  166,100 Campbell Soup Co...................      4,144,195
  217,300 ConAgra Foods, Inc.................      5,273,871
  149,200 General Mills, Inc.................      6,979,576
  142,200 H J Heinz Co.......................      4,702,554
   55,100 Hershey Foods Corp.................      3,917,610
  165,200 Kellogg Co.........................      5,815,040
   56,700 McCormick & Co., Inc...............      1,525,230
  316,700 Sara Lee Corp......................      5,770,274
  264,500 Sysco Corp.........................      8,183,630
   91,200 Wm. Wrigley Jr. Co.................      5,152,800
                                              --------------
                                                  54,592,541
                                              --------------
          FREIGHT - 0.23%
  120,800 FedEx Corp.........................      7,728,784
   25,300 Ryder System, Inc..................        671,968
                                              --------------
                                                   8,400,752
                                              --------------
          HARDWARE & TOOLS - 0.09%
   31,800 Black & Decker Corp................      1,377,258
   23,600 Snap-on, Inc.......................        717,676
   35,800 Stanley Works......................      1,000,968
                                              --------------
                                                   3,095,902
                                              --------------
          HEALTHCARE - 0.31%
   57,200 Anthem, Inc. +.....................      4,195,620
   21,600 Bausch & Lomb, Inc. +/(1)/.........        819,504
   96,600 Health Management Associates, Inc.,
           Class A                                 1,801,590
   36,500 Manor Care, Inc. +.................        864,685
  117,800 McKesson Corp......................      3,571,696
                                              --------------
                                                  11,253,095
                                              --------------
          HEAVY DUTY TRUCKS/PARTS - 0.12%
   60,100 Dana Corp..........................        535,491
   27,600 Navistar International Corp. +.....        850,632
   46,900 PACCAR, Inc........................      3,108,063
                                              --------------
                                                   4,494,186
                                              --------------
          HOME BUILDERS - 0.13%
   25,000 Centex Corp........................      1,940,750
   19,300 KB Home............................      1,206,250
   24,800 Pulte Homes, Inc...................      1,626,632
                                              --------------
                                                   4,773,632
                                              --------------

--------------------------------------------------------------------------------

80
                                                                   May 31, 2003
            STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                                MARKET
OF SHARES                                              VALUE
- -----------------------------------------------------------------
          HOSPITAL MANAGEMENT - 0.28%
  207,700 HCA, Inc................................ $    6,854,100
  191,700 Tenet Healthcare Corp. +................      3,199,473
                                                   --------------
                                                       10,053,573
                                                   --------------
          HOSPITAL SUPPLIES - 3.73%
   44,600 AmerisourceBergen Corp..................      2,795,974
  240,000 Baxter International, Inc...............      6,081,600
  103,000 Becton, Dickinson and Co................      4,120,000
  104,800 Biomet, Inc.............................      2,882,000
  165,000 Boston Scientific Corp. +...............      8,596,500
  182,900 Cardinal Health, Inc....................     10,555,159
   20,900 CR Bard, Inc............................      1,466,135
1,202,000 Johnson & Johnson.......................     65,328,700
  493,500 Medtronic, Inc..........................     24,048,255
   71,800 St. Jude Medical, Inc. +................      4,027,980
   80,100 Stryker Corp............................      5,393,934
                                                   --------------
                                                      135,296,237
                                                   --------------
          HOUSEHOLD PRODUCTS - 2.90%
   23,700 Alberto-Culver Co., Class B.............      1,211,070
   26,700 American Greetings Corp., Class A +/(1)/        473,391
   95,200 Avon Products, Inc......................      5,801,488
   89,000 Clorox Co...............................      3,974,740
  217,800 Colgate-Palmolive Co....................     12,985,236
   60,400 Fortune Brands, Inc.....................      3,164,960
  422,600 Gillette Co.............................     14,203,586
   38,200 International Flavors &
           Fragrances, Inc........................      1,199,098
  208,100 Kimberly-Clark Corp.....................     10,806,633
  108,200 Newell Rubbermaid, Inc..................      3,083,700
  523,200 Procter & Gamble Co.....................     48,040,224
   23,600 Tupperware Corp.........................        374,768
                                                   --------------
                                                      105,318,894
                                                   --------------
          HUMAN RESOURCES - 0.03%
   70,100 Robert Half International, Inc. +.......      1,188,195
                                                   --------------
          INFORMATION PROCESSING -
          HARDWARE - 3.63%
  145,900 Apple Computer, Inc. +..................      2,621,823
1,043,700 Dell Computer Corp. +...................     32,657,373
  131,200 Gateway, Inc. +.........................        438,208
1,235,101 Hewlett-Packard Co......................     24,084,470
  683,900 International Business
           Machines Corp..........................     60,210,556

 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
- ---------------------------------------------------------------------------
          INFORMATION PROCESSING - HARDWARE - Continued
   51,000 Lexmark International, Inc., Class A +............ $    3,794,400
  137,300 Network Appliance, Inc. +/(1)/....................      2,338,219
1,292,900 Sun Microsystems, Inc. +..........................      5,598,257
                                                             --------------
                                                                131,743,306
                                                             --------------
          INFORMATION PROCESSING - SERVICES - 1.66%
   75,700 Computer Sciences Corp. +.........................      3,005,290
  124,900 eBay, Inc. +......................................     12,703,579
  192,800 Electronic Data Systems Corp......................      3,884,920
  890,100 EMC Corp. +.......................................      9,630,882
  304,400 First Data Corp...................................     12,608,248
   77,500 Fiserv, Inc. +/(1)/...............................      2,564,475
   45,000 Monster Worldwide, Inc. +.........................        893,700
   39,500 NCR Corp. +.......................................        990,265
  114,600 SunGard Data Systems, Inc +.......................      2,635,800
   59,700 Symantec Corp. +..................................      2,699,634
  132,000 Unisys Corp. +....................................      1,490,280
  239,100 Yahoo!, Inc. +/(1)/...............................      7,137,135
                                                             --------------
                                                                 60,244,208
                                                             --------------
          INFORMATION PROCESSING - SOFTWARE - 4.75%
   93,500 Adobe Systems, Inc................................      3,299,615
   45,900 Autodesk, Inc. +/(1)/.............................        684,369
  242,700 Automatic Data Processing, Inc....................      8,470,230
   94,400 BMC Software, Inc. +..............................      1,601,024
   69,200 Citrix Systems, Inc. +............................      1,510,636
  232,600 Computer Associates International, Inc............      5,040,442
  153,000 Compuware Corp. +.................................        928,710
   98,900 IMS Health, Inc...................................      1,764,376
   83,200 Intuit, Inc. +....................................      3,834,688
   34,100 Mercury Interactive Corp. +/(1)/..................      1,340,471
4,330,400 Microsoft Corp. @.................................    106,571,144
  149,000 Novell, Inc. +....................................        496,170
2,132,100 Oracle Corp. +....................................     27,738,621
  106,300 Parametric Technology Corp. +.....................        345,475
  126,600 PeopleSoft, Inc. +................................      2,071,176
  196,100 Siebel Systems, Inc. +............................      1,841,379
  166,500 Veritas Software Corp. +..........................      4,620,375
                                                             --------------
                                                                172,158,901
                                                             --------------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
- --------------------------------------------------------------------------
          INSURANCE - 5.41%
  106,300 Ace, Ltd.......................................... $   3,879,950
   60,900 Aetna, Inc........................................     3,496,878
  208,900 AFLAC, Inc........................................     6,874,899
  284,500 Allstate Corp.....................................    10,239,155
   42,900 AMBAC Financial Group, Inc........................     2,861,859
1,055,500 American International Group, Inc. #..............    61,092,340
  125,300 Aon Corp..........................................     3,215,198
   69,200 Chubb Corp........................................     4,430,876
   56,500 CIGNA Corp........................................     3,169,650
   65,400 Cincinnati Financial Corp.........................     2,427,648
  113,100 Hartford Financial Services Group, Inc............     5,274,984
   65,700 Humana, Inc. +....................................       853,443
   58,000 Jefferson-Pilot Corp..............................     2,447,020
  116,500 John Hancock Financial Services, Inc..............     3,524,125
   71,600 Lincoln National Corp.............................     2,491,680
  217,300 Marsh & McLennan Cos., Inc........................    10,893,249
   58,700 MBIA, Inc.........................................     2,937,935
  307,500 MetLife, Inc......................................     8,600,775
   40,700 MGIC Investment Corp..............................     2,198,614
  129,600 Principal Financial Group, Inc....................     4,116,096
   88,100 Progressive Corp..................................     6,343,200
  229,100 Prudential Financial, Inc. +......................     7,679,432
   55,900 Safeco Corp.......................................     2,020,226
   91,700 St. Paul Cos., Inc................................     3,354,386
   47,900 Torchmark Corp....................................     1,849,898
  407,100 Travelers Property Casualty Corp., Class B........     6,582,807
  123,200 UnitedHealth Group, Inc...........................    11,819,808
  116,300 UnumProvident Corp................................     1,500,270
   60,200 Wellpoint Health Networks, Inc., Class A +........     5,137,468
   55,000 Xl Capital, Ltd., Class A.........................     4,787,750
                                                             -------------
                                                               196,101,619
                                                             -------------
          LEISURE AND TOURISM - 1.56%
   36,500 Brunswick Corp....................................       801,175
  254,300 Carnival Corp.....................................     7,781,580
   69,200 Darden Restaurants, Inc...........................     1,370,852
   57,900 Electronic Arts, Inc. +...........................     3,969,624
  122,500 Harley-Davidson, Inc..............................     5,164,600
   45,200 Harrah's Entertainment, Inc. +....................     1,812,068
   70,100 Hasbro, Inc.......................................     1,122,301

- ------------------------------------------------------------------------------

                                                                             81
            STOCK INDEX FUND - SCHEDULE OF INVESTMENTS  - CONTINUED
May 31, 2003


 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
- ---------------------------------------------------------------------------
          LEISURE AND TOURISM - Continued
  152,300 Hilton Hotels Corp................................ $    2,110,878
   34,300 International Game Technology +...................      3,019,772
   94,600 Marriott International, Inc., Class A.............      3,698,860
  177,000 Mattel, Inc.......................................      3,807,270
  513,600 McDonald's Corp...................................      9,619,728
   57,700 Sabre Holdings Corp., Class A +...................      1,426,921
  156,800 Starbucks Corp. +.................................      3,863,709
   80,800 Starwood Hotels & Resorts Worldwide, Inc., Class B      2,341,584
   46,700 Wendy's International, Inc........................      1,406,137
  119,600 Yum! Brands, Inc. +...............................      3,344,016
                                                             --------------
                                                                 56,661,075
                                                             --------------
          MACHINERY - 0.83%
  139,300 Caterpillar, Inc..................................      7,264,495
   37,800 Cooper Industries, Ltd., Class A..................      1,507,842
   24,100 Crane Co..........................................        503,208
   16,800 Cummins, Inc. /(1)/...............................        575,904
   96,800 Deere & Co........................................      4,227,256
   81,900 Dover Corp........................................      2,482,389
  124,400 Illinois Tool Works, Inc..........................      7,719,020
   68,500 Ingersoll-Rand Co., Class A.......................      3,000,300
   49,800 Pall Corp.........................................      1,081,656
   75,100 Rockwell Automation, Inc..........................      1,776,115
                                                             --------------
                                                                 30,138,185
                                                             --------------
          MEDICAL - BIOMEDICAL/GENE - 0.18%
   60,300 Biogen, Inc. +....................................      2,559,132
   86,800 Genzyme Corp. +...................................      4,122,132
                                                             --------------
                                                                  6,681,264
                                                             --------------
          MEDICAL TECHNOLOGY - 0.41%
   75,600 Chiron Corp. +....................................      3,333,204
  124,200 Guidant Corp. +...................................      5,251,176
   42,600 Quest Diagnostics, Inc. +/(1)/....................      2,699,136
   79,000 Zimmer Holdings, Inc. +...........................      3,543,940
                                                             --------------
                                                                 14,827,456
                                                             --------------
          METALS - 0.52%
  341,900 Alcoa, Inc........................................      8,414,159
   32,600 Allegheny Technologies, Inc.......................        214,508
   58,600 Freeport-McMoRan Copper & Gold, Inc., Class
           B +/(1)/.........................................      1,286,270
  162,600 Newmont Mining Corp. /(1)/........................      4,822,716

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- -----------------------------------------------------
          METALS - Continued
   31,600 Nucor Corp..................... $ 1,505,424
   36,000 Phelps Dodge Corp. +...........   1,312,200
   41,400 United States Steel Corp.......     652,050
   34,800 Worthington Industries, Inc....     519,564
                                          -----------
                                           18,726,891
                                          -----------
          MISCELLANEOUS - 0.10%
  118,100 Eastman Kodak Co. /(1)/........   3,618,584
                                          -----------
          MULTIMEDIA - 2.50%
1,808,900 AOL Time Warner, Inc. +........  27,531,458
  108,200 Gannett Co., Inc...............   8,547,800
   78,500 McGraw-Hill Cos., Inc..........   4,961,985
   20,100 Meredith Corp..................     883,797
  712,700 Viacom, Inc., Class B +........  32,442,104
  826,500 Walt Disney Co.................  16,240,725
                                          -----------
                                           90,607,869
                                          -----------
          OIL AND GAS - 6.03%
   36,100 Amerada Hess Corp..............   1,768,900
  100,600 Anadarko Petroleum Corp........   4,957,568
   64,700 Apache Corp....................   4,265,024
  136,300 Baker Hughes, Inc..............   4,504,715
   63,900 BJ Services Co. +..............   2,601,369
   81,500 Burlington Resources, Inc......   4,343,135
  432,200 ChevronTexaco Corp.............  30,660,268
  273,900 ConocoPhillips.................  14,782,383
   93,200 Devon Energy Corp..............   4,846,400
  150,300 Dynegy, Inc., Class A..........     748,494
  242,400 El Paso Corp. /(1)/............   2,108,880
   46,700 EOG Resources, Inc.............   2,012,770
2,722,800 Exxon Mobil Corp...............  99,109,920
  176,600 Halliburton Co.................   4,215,442
   40,600 Kerr-McGee Corp................   1,931,748
   49,400 Kinder Morgan, Inc.............   2,521,870
  126,300 Marathon Oil Corp..............   3,249,699
   25,800 McDermott International, Inc. +     156,606
   58,500 Nabors Industries, Ltd. +......   2,637,180
   54,200 Noble Corp. +..................   1,932,772
  152,900 Occidental Petroleum Corp......   5,158,846
   14,400 Peoples Energy Corp............     614,016
   37,900 Rowan Cos., Inc. +.............     907,326
  235,600 Schlumberger, Ltd..............  11,454,872
   30,900 Sunoco, Inc....................   1,138,356

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          OIL AND GAS - Continued
  129,100 Transocean, Inc. +................ $    3,017,067
  104,400 Unocal Corp.......................      3,141,396
                                             --------------
                                                218,787,022
                                             --------------
          PAPER/FOREST PRODUCTS - 0.70%
   44,400 Avery Dennison Corp...............      2,463,312
   21,500 Bemis Co., Inc....................        984,270
   23,600 Boise Cascade Corp................        579,852
  101,200 Georgia-Pacific Corp..............      1,750,760
  193,700 International Paper Co............      7,102,979
   42,300 Louisiana-Pacific Corp. +.........        407,772
   81,000 Meadwestvaco Corp.................      2,028,240
   64,200 Pactiv Corp. +....................      1,255,110
   74,800 Plum Creek Timber Co., Inc........      1,974,720
   33,900 Sealed Air Corp. +................      1,487,871
   21,800 Temple-Inland, Inc................      1,016,752
   88,600 Weyerhaeuser Co...................      4,463,668
                                             --------------
                                                 25,515,306
                                             --------------
          POLLUTION CONTROL - 0.19%
   84,600 Allied Waste Industries, Inc. +...        835,848
  240,700 Waste Management, Inc.............      6,130,629
                                             --------------
                                                  6,966,477
                                             --------------
          PUBLISHING - 0.39%
   33,100 Dow Jones & Co., Inc..............      1,507,705
   33,000 Knight-Ridder, Inc................      2,324,520
   61,200 New York Times Co., Class A.......      2,931,480
   45,800 R. R. Donnelley & Sons Co.........      1,142,710
  123,300 Tribune Co........................      6,150,204
                                             --------------
                                                 14,056,619
                                             --------------
          RAILROADS & EQUIPMENT - 0.47%
  151,700 Burlington Northern Santa Fe Corp.      4,476,667
   86,800 CSX Corp..........................      2,842,700
  157,400 Norfolk Southern Corp.............      3,450,208
  102,700 Union Pacific Corp................      6,263,673
                                             --------------
                                                 17,033,248
                                             --------------
          REAL ESTATE INVESTMENT TRUSTS - 0.32%
   38,000 Apartment Investment & Management
           Co., Class A.....................      1,338,740
  166,600 Equity Office Properties Trust....      4,483,206

- -----------------------------------------------------------------------------

82
                                                                   May 31, 2003
            STOCK INDEX FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS - Continued
  109,600 Equity Residential................. $    2,902,208
   74,600 Simon Property Group, Inc..........      2,806,452
                                              --------------
                                                  11,530,606
                                              --------------
          RETAIL - 6.19%
  153,400 Albertson's, Inc...................      3,201,458
  119,000 Bed Bath & Beyond, Inc. +..........      4,978,960
  130,100 Best Buy Co., Inc. +...............      5,034,870
   47,000 Big Lots, Inc. +...................        639,670
   85,200 Circuit City Stores, Inc...........        612,588
  184,400 Costco Wholesale Corp. +...........      6,832,020
  159,100 CVS Corp...........................      4,152,510
   34,200 Dillard's, Inc., Class A...........        456,912
  134,900 Dollar General Corp................      2,522,630
   69,600 Family Dollar Stores, Inc..........      2,536,920
   77,000 Federated Department Stores, Inc. +      2,502,500
  941,100 Home Depot, Inc....................     30,576,339
  108,600 JC Penney Co., Inc.................      1,880,952
  136,500 Kohl's Corp. +.....................      7,145,775
  308,800 Kroger Co. +.......................      4,956,240
  116,600 May Department Stores Co...........      2,529,054
   54,800 Nordstrom, Inc.....................      1,022,020
  124,900 Office Depot, Inc. +...............      1,673,660
   68,200 RadioShack Corp. +.................      1,643,620
  178,500 Safeway, Inc. +....................      3,362,940
  128,000 Sears, Roebuck and Co. /(1)/.......      3,837,440
  191,500 Staples, Inc. +....................      3,713,185
   54,100 SUPERVALU, Inc.....................      1,073,885
  367,800 Target Corp........................     13,472,514
   58,700 Tiffany & Co.......................      1,923,012
  212,600 TJX Cos., Inc......................      3,869,320
   85,900 Toys "R" Us, Inc. +................        999,876
1,786,100 Wal-Mart Stores, Inc...............     93,966,721
  414,700 Walgreen Co........................     12,768,613
   57,000 Winn-Dixie Stores, Inc. /(1)/......        805,980
                                              --------------
                                                 224,692,184
                                              --------------
          SAVINGS & LOAN - 0.56%
   62,100 Golden West Financial Corp.........      4,830,759
  383,100 Washington Mutual, Inc.............     15,622,818
                                              --------------
                                                  20,453,577
                                              --------------
          SCHOOLS - 0.11%
   70,500 Apollo Group, Inc., Class A +......      4,118,610
                                              --------------

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- --------------------------------------------------------
          SECURITIES RELATED - 0.30%
  543,700 Charles Schwab Corp............ $    5,273,890
  104,200 Franklin Resources, Inc........      3,893,954
   49,500 T. Rowe Price Group, Inc. /(1)/      1,817,640
                                          --------------
                                              10,985,484
                                          --------------
          SEMICONDUCTORS - 3.36%
  139,000 Advanced Micro Devices, Inc. +.      1,011,920
  154,800 Altera Corp. +/(1)/............      2,984,544
  147,400 Analog Devices, Inc. +.........      5,682,270
  667,800 Applied Materials, Inc. +......     10,390,968
  122,900 Applied Micro Circuits Corp. +.        616,958
  111,600 Broadcom Corp., Class A +......      2,731,968
2,680,800 Intel Corp.....................     55,867,872
   77,000 KLA-Tencor Corp. +/(1)/........      3,559,710
  126,600 Linear Technology Corp. +/(1)/.      4,603,176
  150,500 LSI Logic Corp. +..............        963,200
  130,700 Maxim Integrated Products, Inc.      5,124,747
  245,900 Micron Technology, Inc. +......      2,783,588
   73,500 National Semiconductor Corp. +.      1,834,560
   60,500 Novellus Systems, Inc. +/(1)/..      2,096,325
   38,000 QLogic Corp. +/(1)/............      1,903,420
   74,000 Teradyne, Inc. +...............      1,269,100
  700,500 Texas Instruments, Inc.........     14,360,250
  136,500 Xilinx, Inc. +.................      4,077,255
                                          --------------
                                             121,861,831
                                          --------------
          TELECOMMUNICATIONS - 4.84%
  324,500 ADC Telecommunications, Inc. +.        872,905
  125,800 Alltel Corp....................      6,023,304
   39,800 Andrew Corp. +/(1)/............        395,612
  311,800 AT&T Corp......................      6,076,982
1,096,200 AT&T Wireless Services, Inc. +.      8,517,474
  150,800 Avaya, Inc. +..................        998,296
  753,100 BellSouth Corp.................     19,964,681
   57,700 CenturyTel, Inc................      1,942,759
  175,400 Ciena Corp. +..................      1,008,550
2,877,800 Cisco Systems, Inc. +..........     46,850,584
  114,200 Citizens Communications Co. +..      1,406,944
  485,000 Corning, Inc. +/(1)/...........      3,545,350
1,674,000 Lucent Technologies, Inc. +....      3,699,540
  931,000 Motorola, Inc..................      7,932,120
  415,600 Nextel Communications, Inc.,
           Class A +.....................      6,229,844
  319,200 QUALCOMM, Inc. +...............     10,718,736

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ----------------------------------------------------------
          TELECOMMUNICATIONS - Continued
  686,100 Qwest Communications
           International, Inc. +........... $    3,080,589
   61,800 Scientific-Atlanta, Inc..........      1,216,842
  404,300 Sprint Corp. (PCS Group) +/(1)/..      1,803,178
  166,700 Tellabs, Inc. +..................      1,323,598
1,107,000 Verizon Communications, Inc......     41,899,950
                                            --------------
                                               175,507,838
                                            --------------
          TOBACCO - 1.05%
  837,100 Altria Group, Inc................     34,572,230
   34,300 R.J. Reynolds Tobacco
           Holdings, Inc. /(1)/............      1,169,287
   67,900 UST, Inc.........................      2,397,549
                                            --------------
                                                38,139,066
                                            --------------
          UTILITIES - COMMUNICATION - 1.08%
1,343,500 SBC Communications, Inc..........     34,205,510
  362,000 Sprint Corp. (FON Group).........      4,908,720
                                            --------------
                                                39,114,230
                                            --------------
          UTILITIES - ELECTRIC - 2.62%
  220,100 AES Corp. +......................      1,743,192
   50,900 Allegheny Energy, Inc............        442,321
   64,400 Ameren Corp......................      2,930,200
  157,300 American Electric Power Co., Inc.      4,567,992
  153,000 Calpine Corp. +/(1)/.............        795,600
  123,200 Centerpoint Energy, Inc..........      1,176,560
   68,100 Cinergy Corp. /(1)/..............      2,583,714
   58,300 CMS Energy Corp. /(1)/...........        461,736
   86,400 Cons. Edison, Inc................      3,714,336
   66,700 Constellation Energy Group, Inc..      2,211,105
  124,300 Dominion Resources, Inc..........      7,830,900
   67,800 DTE Energy Co....................      2,937,774
  360,800 Duke Energy Corp.................      6,992,304
  131,900 Edison International, Inc. +.....      2,147,332
   89,900 Entergy Corp.....................      4,646,931
  130,700 Exelon Corp......................      7,489,110
  120,500 FirstEnergy Corp.................      4,435,605
   73,800 FPL Group, Inc...................      4,905,486
  163,500 Mirant Corp. +/(1)/..............        565,710
  100,700 NiSource, Inc....................      1,974,727
  164,900 PG&E Corp. +.....................      2,803,300
   36,600 Pinnacle West Capital Corp.......      1,385,676
   66,600 PPL Corp.........................      2,693,304

- ------------------------------------------------------------------------------

                                                                             83
            STOCK INDEX FUND - SCHEDULE OF INVESTMENTS  - CONTINUED
May 31, 2003


  NUMBER                                              MARKET
 OF SHARES                                            VALUE
- ----------------------------------------------------------------
            UTILITIES - ELECTRIC - Continued
     96,000 Progress Energy, Inc................. $    4,516,800
     90,100 Public Service Enterprise
             Group, Inc..........................      3,849,973
    288,700 Southern Co..........................      9,088,276
     71,100 TECO Energy, Inc. /(1)/..............        919,323
    130,300 TXU Corp.............................      2,637,272
    161,400 Xcel Energy, Inc.....................      2,483,946
                                                  --------------
                                                      94,930,505
                                                  --------------
            UTILITIES - GAS, DISTRIBUTION - 0.14%
     63,300 Keyspan Corp.........................      2,229,426
     17,800 Nicor, Inc...........................        633,858
     83,400 Sempra Energy........................      2,274,318
                                                  --------------
                                                       5,137,602
                                                  --------------
            UTILITIES - GAS, PIPELINE - 0.05%
    209,100 Williams Cos., Inc...................      1,653,981
                                                  --------------
            TOTAL COMMON STOCK...................
            (Cost $2,889,374,067)................  3,601,077,638
                                                  --------------
    PAR
   VALUE
- ------------
            SHORT-TERM INVESTMENTS - 1.87%
            COLLECTIVE INVESTMENT POOL - 1.41%
$51,206,792 Securities Lending Quality Trust/(2)/ $   51,206,792
                                                  --------------
            COMMERCIAL PAPER - 0.42%
 10,100,000 Eksportfinans A S:
             1.20% due 6/6/03 @..................     10,098,316
  5,000,000 UBS Finance, Inc.:
             1.34% due 6/2/03 @..................      4,999,814
                                                  --------------
                                                      15,098,130
                                                  --------------

                                                           MARKET
 PAR VALUE                                                 VALUE
- ---------------------------------------------------------------------
            U.S. TREASURY BILLS - 0.04%
            United States Treasury Bills:
$   125,000   1.11% due 6/19/03 @..................... $      124,931
    500,000   1.07% due 7/3/03 @......................        499,527
    100,000   1.00% due 7/3/03 @......................         99,911
     25,000   0.99% due 7/10/03 @.....................         24,973
     45,000   0.98% due 7/10/03 @.....................         44,952
    700,000   0.98% due 7/17/03 @.....................        699,124
    110,000   0.94% due 7/10/03 @.....................        109,888
                                                       --------------
                                                            1,603,306
                                                       --------------
            TOTAL SHORT-TERM INVESTMENTS
             (Cost $67,908,228).......................     67,908,228
                                                       --------------
            REPURCHASE AGREEMENT - 0.11%
  3,799,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 1.16%
             dated 05/30/03, to be repurchased
             06/02/03 in the amount of
             $3,799,367 and collateralized by
             Federal National Mtg. Assn. Notes,
             bearing interest at 5.13%, due
             08/20/12 and having an
             approximate value of $3,918,038 @........
              (Cost $3,799,000).......................      3,799,000
                                                       --------------
            TOTAL INVESTMENTS
             (Cost $2,961,081,295) - 101.26%..........  3,672,784,866
            Liabilities in excess of other assets,
             net - (1.26)%............................   (45,647,973)
                                                       --------------
            NET ASSETS - 100%                          $3,627,136,893
                                                       --------------
            +  Non-income producing.
            #  Security represents an investment in
             an affiliated company.
            @ The security or a portion thereof
             represents collateral for open
             futures contracts.
            /(1)/ The security or a portion thereof is
             out on loan (see note 2).
            /(2)/ The security is purchased with the
             cash collateral received from
             securities loaned. (see Note 2).


     Open Futures Contracts
                                                     Value
                                                     as of
     Number of             Expiration  Value at     May 31,    Unrealized
     Contracts Description    Date    Trade Date     2003     Appreciation
     ---------------------------------------------------------------------
      97 Long    S&P 500
                 Index     June 2003  $21,658,192 $23,360,025  $1,701,833
                                                               ==========

See Notes to Financial Statements.

- ------------------------------------------------------------------------------

84
                     VALUE FUND - SCHEDULE OF INVESTMENTS
                                                                   May 31, 2003


 NUMBER                                    MARKET
OF SHARES                                  VALUE
- ---------------------------------------------------
          COMMON STOCK - 97.63%
          AEROSPACE/DEFENSE - 2.70%
    2,852 Boeing Co..................... $   87,471
      471 Goodrich Corp.................      8,605
    1,690 Honeywell International, Inc..     44,278
      688 Lockheed Martin Corp..........     31,937
      310 Northrop Grumman Corp.........     27,265
      161 Raytheon Co...................      5,158
      847 Rockwell Collins, Inc.........     19,464
    1,125 United Technologies Corp......     76,781
                                         ----------
                                            300,959
                                         ----------
          AIRLINES - 0.24%
    1,632 Southwest Airlines Co.........     26,226
                                         ----------
          APPAREL & PRODUCTS - 0.72%
      399 Jones Apparel Group, Inc. +...     11,715
    3,570 Limited, Inc..................     54,478
      368 VF Corp.......................     14,010
                                         ----------
                                             80,203
                                         ----------
          APPLIANCES/FURNISHINGS - 0.11%
      222 Whirlpool Corp................     12,632
                                         ----------
          AUTOMOTIVE - 0.50%
       71 AutoZone, Inc. +..............      5,941
    3,163 Ford Motor Co.................     33,212
      400 Lear Corp. +..................     15,912
                                         ----------
                                             55,065
                                         ----------
          BANKS - 10.91%
      315 AmSouth Bancorp...............      7,031
    3,234 Bank of America Corp..........    239,963
    4,267 Bank of New York Co., Inc.....    123,487
      722 Bank One Corp.................     26,974
      683 BB&T Corp.....................     23,352
    1,519 Comerica, Inc.................     70,284
      940 Fifth Third Bancorp...........     54,050
      491 First Tennessee National Corp.     22,959
    1,967 FleetBoston Financial Corp....     58,164
      305 M&T Bank Corp.................     27,160
      540 Mellon Financial Corp.........     14,672
    1,144 National City Corp............     38,690
      165 Northern Trust Corp...........      6,296
       71 PNC Financial Services Group..      3,497

 NUMBER                                      MARKET
OF SHARES                                    VALUE
- -----------------------------------------------------
          BANKS - Continued
      492 Providian Financial Corp. +..... $    4,448
      750 State Street Bank & Trust Co....     28,732
    1,320 Synovus Financial Corp..........     30,122
       75 TCF Financial Corp..............      2,977
    8,531 U.S. Bancorp....................    202,185
    1,034 Wachovia Corp...................     41,546
    3,599 Wells Fargo & Co................    173,832
      276 Zions Bancorp...................     14,081
                                           ----------
                                            1,214,502
                                           ----------
          BEVERAGES - 2.18%
      296 Anheuser-Busch Cos., Inc........     15,578
    3,803 Coca-Cola Bottling Co...........    173,303
    1,939 Coca-Cola Enterprises, Inc......     36,356
      843 Pepsi Bottling Group, Inc.......     17,189
                                           ----------
                                              242,426
                                           ----------
          BROADCASTING - 1.19%
      928 Comcast Corp., Class A +........     27,942
      550 Comcast Corp., Class A Special +     15,851
    7,624 Liberty Media Corp., Series A +.     89,201
                                           ----------
                                              132,994
                                           ----------
          BUILDING MATERIALS - 0.31%
      384 Lowe's Cos., Inc................     16,228
      726 Masco Corp......................     17,860
                                           ----------
                                               34,088
                                           ----------
          CHEMICAL - 1.54%
    2,499 Dow Chemical Co.................     79,468
    1,181 E.I. du Pont de Nemours and Co..     49,768
      239 Eastman Chemical Co.............      7,813
      338 Hercules, Inc. +................      3,363
      627 PPG Industries, Inc.............     30,491
                                           ----------
                                              170,903
                                           ----------
          COAL - 0.05%
      265 Arch Coal, Inc..................      5,992
                                           ----------
          COMMERCIAL SERVICES - 0.06%
       56 Ball Corp.......................      2,773
      367 Owens-Illinois, Inc. +..........      4,202
                                           ----------
                                                6,975
                                           ----------

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- ------------------------------------------------------
          CONGLOMERATES - 4.48%
      387 3M Co............................ $   48,944
   10,874 General Electric Co..............    312,084
       38 Loews Corp.......................      1,828
       93 Textron, Inc.....................      3,241
    7,495 Tyco International, Ltd..........    132,661
                                            ----------
                                               498,758
                                            ----------
          DRUGS - 9.50%
    3,487 Abbott Laboratories..............    155,346
    2,709 Bristol-Myers Squibb Co..........     69,350
    1,193 Eli Lilly and Co.................     71,306
    1,698 King Pharmaceuticals, Inc. +.....     24,298
    3,642 Merck & Co., Inc.................    202,422
   11,921 Pfizer, Inc......................    369,789
    2,868 Schering-Plough Corp.............     52,915
    2,569 Wyeth............................    112,651
                                            ----------
                                             1,058,077
                                            ----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 1.03%
      630 Emerson Electric Co..............     32,949
      491 Flextronics International, Ltd. +      5,205
      470 Parker Hannifin Corp.............     19,002
      228 Pitney Bowes, Inc................      8,757
    9,108 Solectron Corp. +................     36,432
    1,077 Xerox Corp. +....................     11,772
                                            ----------
                                               114,117
                                            ----------
          FINANCE COMPANIES - 1.30%
    7,203 MBNA Corp........................    144,420
                                            ----------
          FINANCIAL SERVICES - 12.20%
      126 American Express Co..............      5,249
    1,439 Capital One Financial Corp.......     69,317
      570 CIT Group, Inc...................     13,674
   12,369 Citigroup, Inc...................    507,376
    3,459 Fannie Mae.......................    255,966
    2,278 Freddie Mac......................    136,247
       69 Goldman Sachs Group, Inc.........      5,624
      267 H & R Block, Inc.................     10,931
    6,161 JP Morgan Chase & Co.............    202,451
      199 Legg Mason, Inc..................     12,857
    2,854 Merrill Lynch & Co., Inc.........    123,578
      329 Morgan Stanley...................     15,052
                                            ----------
                                             1,358,322
                                            ----------

- -----------------------------------------------------------------------------

                                                                             85
May 31, 2003
               VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


 NUMBER                                MARKET
OF SHARES                              VALUE
- ----------------------------------------------
          FOODS - 1.93%
    1,470 Archer-Daniels-Midland Co.. $ 17,596
      958 ConAgra Foods, Inc.........   23,251
      357 Del Monte Foods Co. +......    3,256
      794 H J Heinz Co...............   26,257
      232 Hershey Foods Corp.........   16,495
    1,288 Kellogg Co.................   45,338
    1,034 Kraft Foods, Inc., Class A.   33,502
    1,460 Sara Lee Corp..............   26,601
      395 Sysco Corp.................   12,221
      181 Unilever NV................   10,588
                                      --------
                                       215,105
                                      --------
          HEALTHCARE - 0.22%
      239 Caremark Rx, Inc. +........    5,397
      623 McKesson Corp..............   18,889
                                      --------
                                        24,286
                                      --------
          HOME BUILDERS - 0.05%
       65 Centex Corp................    5,046
                                      --------
          HOSPITAL MANAGEMENT - 0.16%
      550 HCA, Inc...................   18,150
                                      --------
          HOSPITAL SUPPLIES - 0.96%
      327 AmerisourceBergen Corp.....   20,500
      977 Baxter International, Inc..   24,757
    1,071 Cardinal Health, Inc.......   61,807
                                      --------
                                       107,064
                                      --------
          HOUSEHOLD PRODUCTS - 3.16%
      795 Colgate-Palmolive Co.......   47,398
    1,094 Fortune Brands, Inc........   57,325
      980 Gillette Co................   32,938
    1,328 Kimberly-Clark Corp........   68,963
      772 Newell Rubbermaid, Inc.....   22,002
    1,339 Procter & Gamble Co........  122,947
                                      --------
                                       351,573
                                      --------
          INFORMATION PROCESSING -
          HARDWARE - 2.49%
   12,683 Hewlett-Packard Co.........  247,319
    6,840 Sun Microsystems, Inc. +...   29,617
                                      --------
                                       276,936
                                      --------

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - 0.23%
      250 Computer Sciences Corp. +................. $  9,925
      362 Electronic Data Systems Corp..............    7,294
      164 SunGard Data Systems, Inc. +..............    3,772
      113 Symantec Corp. +..........................    5,110
                                                     --------
                                                       26,101
                                                     --------
          INFORMATION PROCESSING -
          SOFTWARE - 1.12%
    1,192 BMC Software, Inc. +......................   20,216
    4,830 Computer Associates International, Inc....  104,666
                                                     --------
                                                      124,882
                                                     --------
          INSURANCE - 6.97%
    2,182 Ace, Ltd..................................   79,643
       92 Berkshire Hathaway, Inc., Class B +.......  218,408
      803 CIGNA Corp................................   45,048
      118 Fidelity National Financial, Inc..........    3,651
      287 Hartford Financial Services Group, Inc....   13,386
      104 Jefferson-Pilot Corp......................    4,388
       55 John Hancock Financial Services, Inc......    1,664
      256 MBIA, Inc.................................   12,813
      710 MetLife, Inc..............................   19,859
      593 MGIC Investment Corp......................   32,034
      112 Old Republic International Corp...........    3,846
       87 Radian Group, Inc.........................    3,503
      243 Torchmark Corp............................    9,385
    1,750 Travelers Property Casualty Corp.,
           Class A +................................   28,577
   10,689 Travelers Property Casualty Corp., Class B  172,841
      523 UnitedHealth Group, Inc...................   50,176
      745 UnumProvident Corp........................    9,610
      247 Wellpoint Health Networks, Inc., Class A +   21,079
      534 Xl Capital, Ltd., Class A.................   46,485
                                                     --------
                                                      776,396
                                                     --------
          LEISURE AND TOURISM - 1.52%
        1 Carnival Corp.............................       31
      297 Darden Restaurants, Inc...................    5,884
      522 Harrah's Entertainment, Inc. +............   20,927
      840 Marriott International, Inc., Class A.....   32,844
    1,605 Mattel, Inc...............................   34,523
    2,585 McDonald's Corp...........................   48,417
      528 MGM Mirage, Inc. +........................   14,916

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- -------------------------------------------------------------
          LEISURE AND TOURISM - Continued
      575 Royal Caribbean Cruises, Ltd.............. $ 11,937
        5 Starwood Hotels & Resorts Worldwide, Inc.,
           Class B..................................      145
                                                     --------
                                                      169,624
                                                     --------
          MACHINERY - 0.53%
      430 Dover Corp................................   13,034
      904 Ingersoll-Rand Co., Class A...............   39,595
      268 Rockwell Automation, Inc..................    6,338
                                                     --------
                                                       58,967
                                                     --------
          MEDICAL TECHNOLOGY - 0.20%
      351 Quest Diagnostics, Inc. +.................   22,239
                                                     --------
          METALS - 0.60%
    1,895 Alcoa, Inc................................   46,636
      449 Barrick Gold Corp.........................    7,849
      246 Nucor Corp................................   11,719
                                                     --------
                                                       66,204
                                                     --------
          MISCELLANEOUS - 0.41%
      867 Eastman Kodak Co..........................   26,565
    4,477 Service Corp. International +.............   18,624
                                                     --------
                                                       45,189
                                                     --------
          MULTIMEDIA - 1.90%
    6,252 AOL Time Warner, Inc. +...................   95,155
      164 McGraw-Hill Cos., Inc.....................   10,366
    5,370 Walt Disney Co............................  105,521
                                                     --------
                                                      211,042
                                                     --------
          OIL AND GAS - 8.09%
      265 Amerada Hess Corp.........................   12,985
      146 BJ Services Co. +.........................    5,944
    1,180 Burlington Resources, Inc.................   62,882
    1,488 ChevronTexaco Corp........................  105,559
      961 ConocoPhillips............................   51,865
      294 Devon Energy Corp.........................   15,288
      898 El Paso Corp..............................    7,813
   10,182 Exxon Mobil Corp..........................  370,625
    2,776 Halliburton Co............................   66,263
      996 Marathon Oil Corp.........................   25,627
      417 Noble Corp. +.............................   14,870
      277 Occidental Petroleum Corp.................    9,346

- ------------------------------------------------------------------------------

86
               VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED
                                                                   May 31, 2003


 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          OIL AND GAS - Continued
    1,200 Royal Dutch Petroleum Co. (NY)..... $    54,660
      630 Schlumberger, Ltd..................      30,630
      672 Transocean, Inc. +.................      15,705
    1,677 Unocal Corp........................      50,461
                                              -----------
                                                  900,523
                                              -----------
          PAPER/FOREST PRODUCTS - 1.12%
      455 Avery Dennison Corp................      25,243
      158 Boise Cascade Corp.................       3,882
      560 Georgia-Pacific Corp...............       9,688
      217 Sealed Air Corp. +.................       9,524
      840 Smurfit-Stone Container Corp. +....      12,449
    1,273 Weyerhaeuser Co....................      64,134
                                              -----------
                                                  124,920
                                              -----------
          POLLUTION CONTROL - 0.22%
      241 Republic Services, Inc., Class A +.       5,762
      750 Waste Management, Inc..............      19,103
                                              -----------
                                                   24,865
                                              -----------
          RAILROADS & EQUIPMENT - 1.27%
    1,497 Burlington Northern Santa Fe Corp..      44,177
      132 CSX Corp...........................       4,323
    1,561 Norfolk Southern Corp..............      34,217
      957 Union Pacific Corp.................      58,367
                                              -----------
                                                  141,084
                                              -----------
          REAL ESTATE INVESTMENT
          TRUSTS - 0.35%
       97 Boston Properties, Inc.............       4,066
    1,313 Equity Office Properties Trust.....      35,333
                                              -----------
                                                   39,399
                                              -----------
          RETAIL - 2.27%
      530 Albertson's, Inc...................      11,061
      148 Express Scripts, Inc., Class A +...       9,685
      785 Federated Department Stores, Inc. +      25,512
    1,285 Home Depot, Inc....................      41,750
    2,756 JC Penney Co., Inc.................      47,734
    1,992 Office Depot, Inc. +...............      26,693
      789 RadioShack Corp. +.................      19,015
    5,063 Rite Aid Corp. +...................      18,632
      640 Sears, Roebuck and Co..............      19,187
      212 Staples, Inc. +....................       4,111

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          RETAIL - Continued
      100 SUPERVALU, Inc...................... $     1,985
    1,524 TJX Cos., Inc.......................      27,737
                                               -----------
                                                   253,102
                                               -----------
          SAVINGS & LOAN - 1.17%
       11 GreenPoint Financial Corp...........         557
      753 Sovereign Bancorp, Inc..............      12,289
    2,874 Washington Mutual, Inc..............     117,202
                                               -----------
                                                   130,048
                                               -----------
          SEMICONDUCTORS - 0.06%
    1,030 LSI Logic Corp. +...................       6,592
                                               -----------
          TELECOMMUNICATIONS - 3.08%
      181 Amdocs, Ltd. +......................       3,531
      663 AT&T Corp...........................      12,922
    3,799 AT&T Wireless Services, Inc. +......      29,518
    4,350 BellSouth Corp......................     115,319
      623 CenturyTel, Inc.....................      20,976
    3,600 Motorola, Inc.......................      30,672
      783 Qwest Communications
           International, Inc. +..............       3,516
    3,353 Verizon Communications, Inc.........     126,911
                                               -----------
                                                   343,365
                                               -----------
          TOBACCO - 2.39%
    6,284 Altria Group, Inc...................     259,529
      203 R.J. Reynolds Tobacco Holdings, Inc.       6,921
                                               -----------
                                                   266,450
                                               -----------
          UTILITIES - COMMUNICATION - 1.96%
    7,257 SBC Communications, Inc.............     184,763
    2,496 Sprint Corp. (FON Group)............      33,846
                                               -----------
                                                   218,609
                                               -----------
          UTILITIES - ELECTRIC - 4.06%
    4,624 Centerpoint Energy, Inc.............      44,159
      302 Dominion Resources, Inc.............      19,026
      810 Duke Energy Corp....................      15,698
    4,064 Edison International, Inc. +........      66,162
      847 Entergy Corp........................      43,781
      597 Exelon Corp.........................      34,208
    1,495 FirstEnergy Corp....................      55,031

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          UTILITIES - ELECTRIC - Continued
      295 FPL Group, Inc......................... $    19,609
    2,180 NiSource, Inc..........................      42,750
    2,944 PG&E Corp. +...........................      50,048
    1,029 Progress Energy, Inc...................      48,415
    1,060 Reliant Resources, Inc. +..............       7,102
      260 TXU Corp...............................       5,262
       26 Xcel Energy, Inc.......................         400
                                                  -----------
                                                      451,651
                                                  -----------
          UTILITIES - GAS, DISTRIBUTION - 0.12%
      506 Sempra Energy..........................      13,799
                                                  -----------
          TOTAL COMMON STOCK
          (Cost $11,089,326).....................  10,869,870
                                                  -----------
          PREFERRED STOCK - 0.45%
          AUTOMOTIVE - 0.23%
      570 Ford Motor Co. Capital Trust II 6.50%..      25,519
                                                  -----------
          CHEMICAL - 0.00%
        3 Hercules Trust II 6.50%................         176
                                                  -----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 0.22%
      351 Xerox Corp.* 7.50%.....................      24,724
                                                  -----------
          TOTAL PREFERRED STOCK
          (Cost $50,669).........................      50,419
                                                  -----------

   PAR
  VALUE
- ----------
          CORPORATE BONDS - 0.21%
          DRUGS - 0.03%
  $ 5,000 Elan Finance Corp, Ltd.:
            zero coupon due 12/14/18.............       2,912
                                                  -----------
          METALS - 0.07%
    5,000 Freeport-McMoRan Copper & Gold, Inc. *:
            8.25% due 1/31/06....................       8,169
                                                  -----------
          MISCELLANEOUS - 0.11%
   12,000 Service Corp. International:
            6.75% due 6/22/08....................      12,540
                                                  -----------

- ------------------------------------------------------------------------------

                                                                             87
May 31, 2003
               VALUE FUND - SCHEDULE OF INVESTMENTS - CONTINUED


  PAR                                                   MARKET
 VALUE                                                  VALUE
- ------------------------------------------------------------------
         TOTAL CORPORATE BONDS
         (Cost $18,766).............................. $    23,621
                                                      -----------
         REPURCHASE AGREEMENT - 1.48%
$165,000 Agreement with Bank of America, bearing
          interest at 1.32%, dated 05/30/03, to be
          repurchased 06/02/03 in the amount of
          $165,018 and collateralized by Federal
          National Mtg. Assn. Notes, bearing
          interest at 5.25%, due 04/15/07 and
          having an approximate value of
          $168,516
           (Cost $165,000)..........................      165,000
                                                      -----------
         TOTAL INVESTMENTS
         (Cost $11,323,761) - 99.77%.................  11,108,910
         Other assets and liabilities, net - 0.23%...      25,339
                                                      -----------
         NET ASSETS - 100%........................... $11,134,249
                                                      -----------
         +Non-income producing.
         *Securities exempt from registration under Rule 144A of
          the Securities Act of 1933. These securities may be sold
          in transactions exempt from registration, normally to
          qualified institutional buyers. At May 31, 2003, the
          aggregate value of these securities was $32,893
          representing .30% of net assets.

See Notes to Financial Statements

- ------------------------------------------------------------------------------

88
                    STATEMENTS OF ASSETS AND LIABILITIES
                                                                   May 31, 2003


                                                             ASSET      BLUE CHIP    CAPITAL                  GOVERNMENT
                                                           ALLOCATION    GROWTH    CONSERVATION CORE EQUITY   SECURITIES
                                                              FUND        FUND         FUND        FUND          FUND
- --------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investments, at market*++ (unaffiliated)....... $142,642,531 $23,092,784 $ 89,006,392 $541,669,056 $195,433,753
Long-term investments, at market** (affiliated)..........    1,459,734     173,640            -    6,874,697            -
Short-term investments (cost equals market)..............   17,317,905   1,396,840   10,158,964            -            -
Repurchase agreements (cost equals market)...............   12,273,000           -    5,643,000   12,587,000    3,939,000
Cash.....................................................        1,300           -          471        1,212          362
Foreign cash +...........................................            -           -            -            -            -
Receivable for:
    Investments sold.....................................    2,803,798      45,666      999,275    2,025,945            -
    Foreign currency contracts...........................            -           -            -            -            -
    Capital shares sold..................................       41,978      61,252       76,450      149,502      118,054
    Dividends and interest...............................      620,100      14,310      774,162    1,033,782    1,558,045
    Expense reimbursements...............................            -           -            -       38,870            -
    Futures variation margin.............................      299,625           -            -            -            -
    Collateral for securities loaned.....................            -      65,051      770,338            -    7,613,951
Other assets.............................................       14,931       5,031        4,568        2,079        2,735
                                                          ------------ ----------- ------------ ------------ ------------
TOTAL ASSETS.............................................  177,474,902  24,854,574  107,433,620  564,382,143  208,665,900
                                                          ------------ ----------- ------------ ------------ ------------
LIABILITIES:
Payable for:
    Investments purchased................................   12,483,847     339,249   15,916,297    3,564,157            -
    Foreign currency contracts...........................            -           -            -            -            -
    Options written (premiums received $803,937).........            -           -            -            -            -
    Capital shares reacquired............................       68,761      39,118       42,310       98,581      473,584
    Collateral due upon return of securities loaned......            -     716,663    1,530,978            -    7,613,951
Payable to affiliates:
    Advisory fees........................................       68,295      15,375       37,807      369,382       84,806
    Accounting services..................................        9,561       1,345        5,293       32,321       11,873
    Transfer agency fees.................................          296         197          296          394          394
Accrued expenses and other liabilities...................       87,137      14,500       35,029      279,097       69,350
                                                          ------------ ----------- ------------ ------------ ------------
TOTAL LIABILITIES........................................   12,717,897   1,126,447   17,568,010    4,343,932    8,253,958
                                                          ------------ ----------- ------------ ------------ ------------
NET ASSETS............................................... $164,757,005 $23,728,127 $ 89,865,610 $560,038,211 $200,411,942
                                                          ------------ ----------- ------------ ------------ ------------
- --------
* Identified cost of investment securities (unaffiliated) $133,414,056 $22,737,931 $ 86,487,352 $633,826,286 $189,877,951
                                                          ------------ ----------- ------------ ------------ ------------
** Identified cost of investment securities (affiliated). $    937,188 $   247,210 $          - $  7,810,345 $          -
                                                          ------------ ----------- ------------ ------------ ------------
+ Identified cost of foreign cash........................ $          - $         - $          - $          - $          -
                                                          ------------ ----------- ------------ ------------ ------------
++ Including market value of securities on loan.......... $          - $   714,303 $  1,412,508 $          - $  6,826,036
                                                          ------------ ----------- ------------ ------------ ------------

                                                            GROWTH &      HEALTH
                                                             INCOME      SCIENCES
                                                              FUND         FUND
- ------------------------------------------------------------------------------------
ASSETS:
Long-term investments, at market*++ (unaffiliated)....... $169,946,822 $  76,951,708
Long-term investments, at market** (affiliated)..........    1,750,870             -
Short-term investments (cost equals market)..............    5,960,443    14,043,555
Repurchase agreements (cost equals market)...............    3,753,000             -
Cash.....................................................          789         8,721
Foreign cash +...........................................            -       217,041
Receivable for:
    Investments sold.....................................    6,261,666       268,909
    Foreign currency contracts...........................            -             -
    Capital shares sold..................................      103,076       422,149
    Dividends and interest...............................      218,324        44,922
    Expense reimbursements...............................        9,543             -
    Futures variation margin.............................            -             -
    Collateral for securities loaned.....................    2,167,962             -
Other assets.............................................        1,143        12,059
                                                          ------------ -------------
TOTAL ASSETS.............................................  190,173,638    91,969,064
                                                          ------------ -------------
LIABILITIES:
Payable for:
    Investments purchased................................    7,351,933     1,173,684
    Foreign currency contracts...........................            -             -
    Options written (premiums received $803,937).........            -     1,219,465
    Capital shares reacquired............................      143,415        93,167
    Collateral due upon return of securities loaned......    8,128,405    11,719,663
Payable to affiliates:
    Advisory fees........................................      108,054        60,246
    Accounting services..................................       10,085         4,217
    Transfer agency fees.................................          296           197
Accrued expenses and other liabilities...................       72,638        25,298
                                                          ------------ -------------
TOTAL LIABILITIES........................................   15,814,826    14,295,937
                                                          ------------ -------------
NET ASSETS............................................... $174,358,812 $  77,673,127
                                                          ------------ -------------
- --------
* Identified cost of investment securities (unaffiliated) $169,284,601 $  69,050,736
                                                          ------------ -------------
** Identified cost of investment securities (affiliated). $    595,357 $           -
                                                          ------------ -------------
+ Identified cost of foreign cash........................ $          - $     199,975
                                                          ------------ -------------
++ Including market value of securities on loan.......... $  8,051,245 $  11,840,383
                                                          ------------ -------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                             89
May 31, 2003
                STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED


                                                                                    ASSET          BLUE CHIP       CAPITAL
                                                                                  ALLOCATION        GROWTH       CONSERVATION
                                                                                     FUND            FUND            FUND
- -------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................................. $      147,037  $       34,950  $       89,542
Additional paid-in capital.....................................................    152,806,351      28,235,831      86,290,801
Undistributed net investment income (loss).....................................         98,792             179          59,536
Accumulated net realized gain (loss) on securities and foreign currency related
 transactions..................................................................        899,534      (4,824,116)        906,691
Unrealized appreciation (depreciation) on:
    Investments................................................................      9,751,021         281,283       2,519,040
    Futures contracts..........................................................      1,054,273               -               -
    Options written............................................................              -               -               -
    Forward currency contracts.................................................              -               -               -
    Foreign currency translations..............................................             (3)              -               -
                                                                                --------------  --------------  --------------
    NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................ $  164,757,005  $   23,728,127  $   89,865,610
                                                                                --------------  --------------  --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share).....................................  1,000,000,000   1,000,000,000   1,000,000,000
    Outstanding................................................................     14,703,716       3,494,951       8,954,168
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE................... $        11.21  $         6.79  $        10.04
                                                                                --------------  --------------  --------------

                                                                                                  GOVERNMENT      GROWTH &
                                                                                  CORE EQUITY     SECURITIES       INCOME
                                                                                     FUND            FUND           FUND
- -------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................................. $      553,577  $      178,357 $      154,021
Additional paid-in capital.....................................................    835,834,757     183,323,479    227,597,486
Undistributed net investment income (loss).....................................        130,112          77,464         40,773
Accumulated net realized gain (loss) on securities and foreign currency related
 transactions..................................................................   (183,387,357)     11,276,840    (55,251,202)
Unrealized appreciation (depreciation) on:
    Investments................................................................    (93,092,878)      5,555,802      1,817,734
    Futures contracts..........................................................              -               -              -
    Options written............................................................              -               -              -
    Forward currency contracts.................................................              -               -              -
    Foreign currency translations..............................................              -               -              -
                                                                                --------------  -------------- --------------
    NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................ $  560,038,211  $  200,411,942 $  174,358,812
                                                                                --------------  -------------- --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share).....................................  1,000,000,000   1,000,000,000  1,000,000,000
    Outstanding................................................................     55,357,660      17,835,704     15,402,079
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE................... $        10.12  $        11.24 $        11.32
                                                                                --------------  -------------- --------------

                                                                                    HEALTH
                                                                                   SCIENCES
                                                                                     FUND
- -----------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................................. $       97,317
Additional paid-in capital.....................................................     79,475,206
Undistributed net investment income (loss).....................................          7,234
Accumulated net realized gain (loss) on securities and foreign currency related
 transactions..................................................................     (9,409,265)
Unrealized appreciation (depreciation) on:
    Investments................................................................      7,900,972
    Futures contracts..........................................................              -
    Options written............................................................       (415,528)
    Forward currency contracts.................................................              -
    Foreign currency translations..............................................         17,191
                                                                                --------------
    NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................ $   77,673,127
                                                                                --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share).....................................  1,000,000,000
    Outstanding................................................................      9,731,686
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE................... $         7.98
                                                                                --------------


SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

90
                                                                   May 31, 2003
               STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED


                                                            INCOME &                 INTERNATIONAL INTERNATIONAL  LARGE CAP
                                                             GROWTH    INTERNATIONAL  GOVERNMENT     GROWTH I      GROWTH
                                                              FUND     EQUITIES FUND   BOND FUND       FUND         FUND
- ------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investments, at market*++ (unaffiliated)....... $200,159,686  $79,216,767  $153,233,328  $338,465,103  $429,861,073
Long-term investments, at market** (affiliated)..........            -            -             -             -             -
Short-term investments (cost equals market)..............    9,535,117      399,783     3,736,278    75,150,351    13,593,689
Repurchase agreements (cost equals market)...............      550,000    1,269,000     5,025,000     5,410,000     5,886,000
Cash.....................................................          289          964         1,429        37,539           417
Foreign cash +...........................................            -    1,481,866        30,619       870,582             -
Receivable for:
    Investments sold.....................................            -       18,281             -     9,660,173    11,258,620
    Foreign currency contracts...........................            -            -     5,235,973             -             -
    Capital shares sold..................................       75,739    7,951,051       112,380       843,192       286,919
    Dividends and interest...............................      443,718      424,423     2,485,215     1,283,977       418,861
    Expense reimbursements...............................       19,179            -             -        54,985        10,260
    Futures variation margin.............................            -       16,627             -             -             -
    Collateral for securities loaned.....................      381,547            -             -             -             -
Other assets.............................................          475        4,098         1,800         1,945         2,013
                                                          ------------  -----------  ------------  ------------  ------------
TOTAL ASSETS.............................................  211,165,750   90,782,860   169,862,022   431,777,847   461,317,852
                                                          ------------  -----------  ------------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased................................       71,479            -     1,240,411    10,812,335    21,049,967
    Foreign currency contracts...........................            -            -     5,294,483             -             -
    Options written......................................            -            -             -             -             -
    Capital shares reacquired............................       64,404       12,191     1,968,674        88,586       138,179
    Collateral due upon return of securities loaned......    9,916,664          100     3,736,278    75,150,351    13,593,689
Payable to affiliates:
    Advisory fees........................................      126,287       24,932        65,322       283,728       333,664
    Accounting services..................................       11,481        4,986         9,145        19,861        24,586
    Transfer agency fees.................................          197        1,726            99           197           197
Accrued expenses and other liabilities...................       56,463       58,661        69,427       210,082       116,505
                                                          ------------  -----------  ------------  ------------  ------------
TOTAL LIABILITIES........................................   10,246,975      102,596    12,383,839    86,565,140    35,256,787
                                                          ------------  -----------  ------------  ------------  ------------
NET ASSETS............................................... $200,918,775  $90,680,264  $157,478,183  $345,212,707  $426,061,065
                                                          ------------  -----------  ------------  ------------  ------------
- --------
* Identified cost of investment securities (unaffiliated) $208,076,317  $98,999,836  $131,998,888  $307,983,850  $423,089,329
                                                          ------------  -----------  ------------  ------------  ------------
** Identified cost of investment securities (affiliated). $          -  $         -  $          -  $          -  $          -
                                                          ------------  -----------  ------------  ------------  ------------
+ Identified cost of foreign cash........................ $          -  $ 1,413,598  $     30,680  $    875,452  $          -
                                                          ------------  -----------  ------------  ------------  ------------
++ Including market value of securities on loan.......... $  9,835,880  $        15  $  2,895,984  $ 71,368,449  $ 13,589,747
                                                          ------------  -----------  ------------  ------------  ------------

                                                                            MONEY
                                                          MID CAP INDEX    MARKET I   NASDAQ-100(R)
                                                              FUND           FUND      INDEX FUND
- ---------------------------------------------------------------------------------------------------
ASSETS:
Long-term investments, at market*++ (unaffiliated)....... $1,050,072,726 $          -  $47,070,917
Long-term investments, at market** (affiliated)..........              -            -            -
Short-term investments (cost equals market)..............    112,957,827  515,056,066    1,974,306
Repurchase agreements (cost equals market)...............     20,357,000   15,477,000    4,537,000
Cash.....................................................            110          882          907
Foreign cash +...........................................              -            -            -
Receivable for:
    Investments sold.....................................        539,684            -            -
    Foreign currency contracts...........................              -            -            -
    Capital shares sold..................................      1,106,688    1,402,173      482,080
    Dividends and interest...............................        989,279      206,624        7,353
    Expense reimbursements...............................              -       40,464            -
    Futures variation margin.............................        946,400            -       69,600
    Collateral for securities loaned.....................      1,839,708            -      473,444
Other assets.............................................         18,602       10,431       10,055
                                                          -------------- ------------  -----------
TOTAL ASSETS.............................................  1,188,828,024  532,193,640   54,625,662
                                                          -------------- ------------  -----------
LIABILITIES:
Payable for:
    Investments purchased................................              -            -            -
    Foreign currency contracts...........................              -            -            -
    Options written......................................              -            -            -
    Capital shares reacquired............................        316,910    7,296,161      137,620
    Collateral due upon return of securities loaned......     92,545,315            -    2,118,056
Payable to affiliates:
    Advisory fees........................................        262,053      225,756       15,983
    Accounting services..................................         61,484       31,606        2,797
    Transfer agency fees.................................          1,824        2,660        1,036
Accrued expenses and other liabilities...................        346,775      191,208       44,070
                                                          -------------- ------------  -----------
TOTAL LIABILITIES........................................     93,534,361    7,747,391    2,319,562
                                                          -------------- ------------  -----------
NET ASSETS............................................... $1,095,293,663 $524,446,249  $52,306,100
                                                          -------------- ------------  -----------
- --------
* Identified cost of investment securities (unaffiliated) $1,123,000,216 $          -  $54,445,308
                                                          -------------- ------------  -----------
** Identified cost of investment securities (affiliated). $            - $          -  $         -
                                                          -------------- ------------  -----------
+ Identified cost of foreign cash........................ $            - $          -  $         -
                                                          -------------- ------------  -----------
++ Including market value of securities on loan.......... $   92,145,968 $          -  $ 2,103,779
                                                          -------------- ------------  -----------

SEE NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

                                                                             91
May 31, 2003
               STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED


                                                                                                INTERNATIONAL   INTERNATIONAL
                                                                  INCOME &      INTERNATIONAL    GOVERNMENT       GROWTH I
                                                                 GROWTH FUND    EQUITIES FUND     BOND FUND         FUND
- -------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................ $      260,082  $      164,913  $      113,859  $      568,254
Additional paid-in capital....................................    264,167,326     122,765,320     130,860,597     591,987,918
Undistributed net investment income (loss)....................        200,809         466,101       3,543,064         565,583
Accumulated net realized gain (loss) on securities and foreign
 currency related transactions................................    (55,792,811)    (13,068,892)      1,729,050    (278,462,786)
Unrealized appreciation (depreciation) on:
    Investments...............................................     (7,916,631)    (19,783,069)     21,234,440      30,481,253
    Futures contracts.........................................              -         280,020               -               -
    Options written...........................................              -               -               -               -
    Forward currency contracts................................              -               -         (58,510)              -
    Foreign currency translations.............................              -        (144,129)         55,683          72,485
                                                               --------------  --------------  --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................... $  200,918,775  $   90,680,264  $  157,478,183  $  345,212,707
                                                               --------------  --------------  --------------  --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share)....................  1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
    Outstanding...............................................     26,008,196      16,491,334      11,385,876      56,825,356
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
     PER SHARE................................................ $         7.73  $         5.50  $        13.83  $         6.07
                                                               --------------  --------------  --------------  --------------

                                                                                                   MONEY
                                                                  LARGE CAP     MID CAP INDEX     MARKET I     NASDAQ-100(R)
                                                                 GROWTH FUND        FUND            FUND        INDEX FUND
- -----------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................ $      781,698  $      701,349  $    5,244,462 $      155,701
Additional paid-in capital....................................    806,819,198   1,165,093,115     519,200,530     66,791,049
Undistributed net investment income (loss)....................          9,365         609,852           1,257          1,106
Accumulated net realized gain (loss) on securities and foreign
 currency related transactions................................   (388,320,940)     (3,705,004)              -     (7,619,957)
Unrealized appreciation (depreciation) on:
    Investments...............................................      6,771,744     (72,927,490)              -     (7,374,391)
    Futures contracts.........................................              -       5,521,841               -        352,592
    Options written...........................................              -               -               -              -
    Forward currency contracts................................              -               -               -              -
    Foreign currency translations.............................              -               -               -              -
                                                               --------------  --------------  -------------- --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................... $  426,061,065  $1,095,293,663  $  524,446,249 $   52,306,100
                                                               --------------  --------------  -------------- --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share)....................  1,000,000,000   1,000,000,000   1,000,000,000  1,000,000,000
    Outstanding...............................................     78,169,795      70,134,872     524,446,249     15,570,072
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
     PER SHARE................................................ $         5.45  $        15.62  $         1.00 $         3.36
                                                               --------------  --------------  -------------- --------------

SEE NOTES TO FINANCIAL STATEMENTS

- ----------------------------------------------------------------------------

92
               STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
                                                                   May 31, 2003



                                                                          SCIENCE &                                SOCIAL
                                                          OPPORTUNITIES   TECHNOLOGY    SMALL CAP    SMALL CAP    AWARENESS
                                                              FUND           FUND         FUND       INDEX FUND     FUND
- ------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Long-term investments, at market*++ (unaffiliated).......  $3,900,882   $1,099,256,895 $495,920,386 $232,783,326 $335,102,322
Long-term investments, at market** (affiliated)..........           -                -            -            -    2,440,221
Short-term investments (cost equals market)..............      17,761      165,094,404  127,784,124   68,690,442   16,436,857
Repurchase agreements (cost equals market)...............     156,000                -            -    8,360,000    5,985,000
Cash.....................................................         210                -       80,203           75          267
Foreign cash +...........................................           -                -            -            -            -
Receivable for:
    Investments sold.....................................       3,506       15,180,572    6,988,046        6,880            -
    Foreign currency contracts...........................           -                -            -            -            -
    Capital shares sold..................................       2,788        1,892,648      276,258      607,312      312,645
    Dividends and interest...............................       3,292          217,880      142,252      171,869      377,167
    Expense reimbursements...............................           -            3,457       44,577            -            -
    Futures variation margin.............................           -                -            -      529,100      176,250
    Collateral for securities loaned.....................           -       11,323,972      618,468      655,647    2,018,214
Other assets.............................................         897          160,098        6,523        7,418        3,854
                                                           ----------   -------------- ------------ ------------ ------------
TOTAL ASSETS.............................................   4,085,336    1,293,129,926  631,860,837  311,812,069  362,852,797
                                                           ----------   -------------- ------------ ------------ ------------
LIABILITIES:
Payable for:
    Investments purchased................................      81,062       13,744,368    7,205,256            -            -
    Foreign currency contracts...........................           -                -            -            -            -
    Options written......................................           -                -            -            -            -
    Capital shares reacquired............................      11,813          481,590       59,066       39,035      274,499
    Collateral due upon return of securities loaned......      17,761       97,189,912   88,154,048   46,566,021   12,685,874
Payable to affiliates:
    Advisory fees........................................       3,115          850,788      391,179       73,181      143,255
    Accounting services..................................         229           66,172       30,425       14,636       20,056
    Transfer agency fees.................................         394            1,430          197        1,332          293
Accrued expenses and other liabilities...................       9,374          415,168      150,923      100,036      118,920
                                                           ----------   -------------- ------------ ------------ ------------
TOTAL LIABILITIES........................................     123,748      112,749,428   95,991,094   46,794,241   13,242,897
                                                           ----------   -------------- ------------ ------------ ------------
NET ASSETS...............................................  $3,961,588   $1,180,380,498 $535,869,743 $265,017,828 $349,609,900
                                                           ----------   -------------- ------------ ------------ ------------
- --------
* Identified cost of investment securities (unaffiliated)  $3,926,878   $1,128,443,923 $481,902,157 $257,073,451 $342,083,667
                                                           ----------   -------------- ------------ ------------ ------------
** Identified cost of investment securities (affiliated).  $        -   $            - $          - $          - $  2,262,491
                                                           ----------   -------------- ------------ ------------ ------------
+ Identified cost of foreign cash........................  $        -   $            - $          - $          - $          -
                                                           ----------   -------------- ------------ ------------ ------------
++ Including market value of securities on loan..........  $   17,634   $   96,940,106 $ 87,114,647 $ 46,077,495 $ 12,609,391
                                                           ----------   -------------- ------------ ------------ ------------

                                                           STOCK INDEX
                                                              FUND       VALUE FUND
- ------------------------------------------------------------------------------------
ASSETS:
Long-term investments, at market*++ (unaffiliated)....... $3,539,985,298 $10,943,910
Long-term investments, at market** (affiliated)..........     61,092,340           -
Short-term investments (cost equals market)..............     67,908,228           -
Repurchase agreements (cost equals market)...............      3,799,000     165,000
Cash.....................................................            510         499
Foreign cash +...........................................              -           -
Receivable for:
    Investments sold.....................................              -      18,125
    Foreign currency contracts...........................              -           -
    Capital shares sold..................................      2,714,820      42,934
    Dividends and interest...............................      5,602,790      18,550
    Expense reimbursements...............................              -           -
    Futures variation margin.............................        341,925           -
    Collateral for securities loaned.....................        106,541           -
Other assets.............................................         98,324          11
                                                          -------------- -----------
TOTAL ASSETS.............................................  3,681,649,776  11,189,029
                                                          -------------- -----------
LIABILITIES:
Payable for:
    Investments purchased................................        103,247      23,692
    Foreign currency contracts...........................              -           -
    Options written......................................              -           -
    Capital shares reacquired............................        935,385      11,575
    Collateral due upon return of securities loaned......     51,313,333           -
Payable to affiliates:
    Advisory fees........................................        787,146       7,098
    Accounting services..................................        208,510         637
    Transfer agency fees.................................          2,661         180
Accrued expenses and other liabilities...................      1,162,601      11,598
                                                          -------------- -----------
TOTAL LIABILITIES........................................     54,512,883      54,780
                                                          -------------- -----------
NET ASSETS............................................... $3,627,136,893 $11,134,249
                                                          -------------- -----------
- --------
* Identified cost of investment securities (unaffiliated) $2,857,976,428 $11,158,761
                                                          -------------- -----------
** Identified cost of investment securities (affiliated). $   31,397,639 $         -
                                                          -------------- -----------
+ Identified cost of foreign cash........................ $            - $         -
                                                          -------------- -----------
++ Including market value of securities on loan.......... $   51,194,077 $         -
                                                          -------------- -----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                             93
May 31, 2003
               STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED


                                                                                                   SCIENCE &
                                                                                 OPPORTUNITIES     TECHNOLOGY       SMALL CAP
                                                                                     FUND             FUND            FUND
- ---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................................. $        9,409  $     1,291,232  $      698,950
Additional paid-in capital.....................................................      7,417,815    3,104,973,506     717,339,674
Undistributed net investment income (loss).....................................            402           75,680          74,211
Accumulated net realized gain (loss) on securities and foreign currency related
 transactions..................................................................     (3,440,042)  (1,896,773,726)   (196,261,321)
Unrealized appreciation (depreciation) on:
    Investments................................................................        (25,996)     (29,187,028)     14,018,229
    Futures contracts..........................................................              -                -               -
    Options written............................................................              -                -               -
    Forward currency contracts.................................................              -                -               -
    Foreign currency translations..............................................              -              834               -
                                                                                --------------  ---------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING.................................... $    3,961,588  $ 1,180,380,498  $  535,869,743
                                                                                --------------  ---------------  --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share).....................................  1,000,000,000    1,000,000,000   1,000,000,000
    Outstanding................................................................        940,870      129,123,173      69,894,961
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................... $         4.21  $          9.14  $         7.67
                                                                                --------------  ---------------  --------------

                                                                                                    SOCIAL
                                                                                  SMALL CAP        AWARENESS      STOCK INDEX
                                                                                  INDEX FUND         FUND            FUND
- --------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................................. $      244,112  $      222,205  $    1,368,002
Additional paid-in capital.....................................................    300,189,433     427,742,602   2,915,228,757
Undistributed net investment income (loss).....................................        313,925          80,331       1,018,426
Accumulated net realized gain (loss) on securities and foreign currency related
 transactions..................................................................    (16,477,152)    (72,903,509)     (3,883,696)
Unrealized appreciation (depreciation) on:
    Investments................................................................    (24,290,125)     (6,803,615)    711,703,571
    Futures contracts..........................................................      5,037,635       1,271,886       1,701,833
    Options written............................................................              -               -               -
    Forward currency contracts.................................................              -               -               -
    Foreign currency translations..............................................              -               -               -
                                                                                --------------  --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING.................................... $  265,017,828  $  349,609,900  $3,627,136,893
                                                                                --------------  --------------  --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share).....................................  1,000,000,000   1,000,000,000   1,000,000,000
    Outstanding................................................................     24,411,231      22,220,544     136,800,152
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................... $        10.86  $        15.73  $        26.51
                                                                                --------------  --------------  --------------


                                                                                  VALUE FUND
- -----------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share................................. $       12,913
Additional paid-in capital.....................................................     12,555,470
Undistributed net investment income (loss).....................................         15,897
Accumulated net realized gain (loss) on securities and foreign currency related
 transactions..................................................................     (1,235,180)
Unrealized appreciation (depreciation) on:
    Investments................................................................       (214,851)
    Futures contracts..........................................................              -
    Options written............................................................              -
    Forward currency contracts.................................................              -
    Foreign currency translations..............................................              -
                                                                                --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING.................................... $   11,134,249
                                                                                --------------
CAPITAL SHARES:
    Authorized (Par value $0.01 per share).....................................  1,000,000,000
    Outstanding................................................................      1,291,277
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................... $         8.62
                                                                                --------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

94
                           STATEMENTS OF OPERATIONS
                                                For the Year Ended May 31, 2003


                                                                                      ASSET      BLUE CHIP     CAPITAL
                                                                                    ALLOCATION    GROWTH     CONSERVATION
                                                                                       FUND        FUND          FUND
- --------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)......................................................... $ 1,433,232  $   189,507   $        -
Dividends (affiliated)............................................................       4,611          549            -
Securities lending income.........................................................           -          889        3,213
Interest* (unaffiliated)..........................................................   3,447,359        3,766    3,555,310
Interest (affiliated).............................................................           -            -            -
                                                                                   -----------  -----------   ----------
    Total investment income.......................................................   4,885,202      194,711    3,558,523
                                                                                   -----------  -----------   ----------
EXPENSES:
Advisory fees.....................................................................     792,890      148,039      398,255
Custodian fees....................................................................     135,235       49,063       49,224
Registration and filing fees......................................................      11,519           90          307
Audit fees and tax services fees..................................................      12,133        5,530        6,685
Accounting services...............................................................     111,005       12,953       55,756
Legal fees........................................................................       2,248          346        1,065
Directors' fees...................................................................       9,338        3,871       11,233
Reports to shareholders...........................................................      61,622        7,317       30,270
Transfer agency fees..............................................................       1,887        1,259        1,910
Interest..........................................................................           -          226            -
Miscellaneous.....................................................................       4,080          934        2,165
                                                                                   -----------  -----------   ----------
Total expenses....................................................................   1,141,957      229,628      556,870
                                                                                   -----------  -----------   ----------
Expense reimbursements............................................................           -            -            -
Fees paid indirectly (Note 6).....................................................           -       (5,039)           -
                                                                                   -----------  -----------   ----------
Net expenses......................................................................   1,141,957      224,589      556,870
                                                                                   -----------  -----------   ----------
NET INVESTMENT INCOME (LOSS)......................................................   3,743,245      (29,878)   3,001,653
                                                                                   -----------  -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)......................................................     482,025   (2,569,548)   3,983,752
  Investments (affiliated)........................................................           -            -            -
  Futures contracts...............................................................     324,501            -            -
  Options written.................................................................           -            -            -
  Forward currency contracts......................................................           -            -            -
  Foreign currency translations...................................................           -       (1,230)           -
  Disposal of investments, in violation of investment restrictions (see Note 3)...       1,106            -            -
                                                                                   -----------  -----------   ----------
                                                                                       807,632   (2,570,778)   3,983,752
                                                                                   -----------  -----------   ----------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)......................................................  (5,068,918)   1,610,195    1,563,845
  Investments (affiliated)........................................................    (228,879)     (27,270)           -
  Futures contracts...............................................................   1,378,085            -            -
  Options written.................................................................           -            -            -
  Forward currency contracts......................................................           -            -            -
  Foreign currency translations...................................................          (3)           -            -
                                                                                   -----------  -----------   ----------
                                                                                    (3,919,715)   1,582,925    1,563,845
                                                                                   -----------  -----------   ----------
Net realized and unrealized gain (loss) on securities and foreign currency related
 transactions.....................................................................  (3,112,083)    (987,853)   5,547,597
                                                                                   -----------  -----------   ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $   631,162  $(1,017,731)  $8,549,250
                                                                                   -----------  -----------   ----------

* Net of foreign withholding taxes on dividends/interest of....................... $     1,466  $       661   $    1,744
                                                                                   -----------  -----------   ----------

                                                                                                 GOVERNMENT    GROWTH &
                                                                                    CORE EQUITY  SECURITIES     INCOME
                                                                                       FUND         FUND         FUND
- ---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)......................................................... $ 10,315,507  $         - $  2,738,330
Dividends (affiliated)............................................................       21,757            -        5,536
Securities lending income.........................................................            -        9,181        1,114
Interest* (unaffiliated)..........................................................      137,121    7,565,885      170,710
Interest (affiliated).............................................................            -            -            -
                                                                                   ------------  ----------- ------------
    Total investment income.......................................................   10,474,385    7,575,066    2,915,690
                                                                                   ------------  ----------- ------------
EXPENSES:
Advisory fees.....................................................................    4,334,282      900,370    1,310,594
Custodian fees....................................................................      157,342       53,189       50,081
Registration and filing fees......................................................          180          543          433
Audit fees and tax services fees..................................................       34,420       10,878       13,330
Accounting services...............................................................      379,250      126,052      122,322
Legal fees........................................................................        7,534        2,260        2,605
Directors' fees...................................................................       57,795       28,838       14,273
Reports to shareholders...........................................................      268,503       68,482       68,267
Transfer agency fees..............................................................        2,511        2,517        1,886
Interest..........................................................................          874            -            -
Miscellaneous.....................................................................       13,575        3,360        4,657
                                                                                   ------------  ----------- ------------
Total expenses....................................................................    5,256,266    1,196,489    1,588,448
                                                                                   ------------  ----------- ------------
Expense reimbursements............................................................     (658,912)           -     (109,845)
Fees paid indirectly (Note 6).....................................................     (273,263)           -            -
                                                                                   ------------  ----------- ------------
Net expenses......................................................................    4,324,091    1,196,489    1,478,603
                                                                                   ------------  ----------- ------------
NET INVESTMENT INCOME (LOSS)......................................................    6,150,294    6,378,577    1,437,087
                                                                                   ------------  ----------- ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)......................................................  (50,823,224)  11,519,782  (30,840,703)
  Investments (affiliated)........................................................        1,706            -            -
  Futures contracts...............................................................            -            -            -
  Options written.................................................................            -            -            -
  Forward currency contracts......................................................            -            -            -
  Foreign currency translations...................................................            -            -            -
  Disposal of investments, in violation of investment restrictions (see Note 3)...            -            -            -
                                                                                   ------------  ----------- ------------
                                                                                    (50,821,518)  11,519,782  (30,840,703)
                                                                                   ------------  ----------- ------------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)......................................................  (13,725,929)   3,012,682    3,667,493
  Investments (affiliated)........................................................   (1,081,262)           -     (274,973)
  Futures contracts...............................................................            -            -            -
  Options written.................................................................            -            -            -
  Forward currency contracts......................................................            -            -            -
  Foreign currency translations...................................................            -            -            -
                                                                                   ------------  ----------- ------------
                                                                                    (14,807,191)   3,012,682    3,392,520
                                                                                   ------------  ----------- ------------
Net realized and unrealized gain (loss) on securities and foreign currency related transactions.....................................................................  (65,628,709)  14,532,464  (27,448,183)
                                                                                   ------------  ----------- ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $(59,478,415) $20,911,041 $(26,011,096)
                                                                                   ------------  ----------- ------------

* Net of foreign withholding taxes on dividends/interest of....................... $     52,752  $         - $      5,716
                                                                                   ------------  ----------- ------------

                                                                                      HEALTH      INCOME &
                                                                                     SCIENCES      GROWTH
                                                                                       FUND         FUND
- -------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)......................................................... $   217,551  $  4,333,162
Dividends (affiliated)............................................................           -         1,466
Securities lending income.........................................................      23,617        20,774
Interest* (unaffiliated)..........................................................      32,692        10,290
Interest (affiliated).............................................................           -             -
                                                                                   -----------  ------------
    Total investment income.......................................................     273,860     4,365,692
                                                                                   -----------  ------------
EXPENSES:
Advisory fees.....................................................................     558,019     1,459,730
Custodian fees....................................................................      49,230        49,939
Registration and filing fees......................................................       1,333           809
Audit fees and tax services fees..................................................       7,819        14,369
Accounting services...............................................................      39,061       132,703
Legal fees........................................................................         772         2,714
Directors' fees...................................................................      11,900        20,923
Reports to shareholders...........................................................      19,235        74,863
Transfer agency fees..............................................................       1,259         1,256
Interest..........................................................................           -           408
Miscellaneous.....................................................................       1,602         4,690
                                                                                   -----------  ------------
Total expenses....................................................................     690,230     1,762,404
                                                                                   -----------  ------------
Expense reimbursements............................................................           -      (188,930)
Fees paid indirectly (Note 6).....................................................     (14,735)            -
                                                                                   -----------  ------------
Net expenses......................................................................     675,495     1,573,474
                                                                                   -----------  ------------
NET INVESTMENT INCOME (LOSS)......................................................    (401,635)    2,792,218
                                                                                   -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)......................................................  (6,096,296)  (32,004,700)
  Investments (affiliated)........................................................           -       (41,945)
  Futures contracts...............................................................           -      (562,626)
  Options written.................................................................     346,639             -
  Forward currency contracts......................................................           -             -
  Foreign currency translations...................................................      27,041             -
  Disposal of investments, in violation of investment restrictions (see Note 3)...         103             -
                                                                                   -----------  ------------
                                                                                    (5,722,513)  (32,609,271)
                                                                                   -----------  ------------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)......................................................  10,689,129     9,306,442
  Investments (affiliated)........................................................           -             -
  Futures contracts...............................................................           -       281,009
  Options written.................................................................    (473,819)            -
  Forward currency contracts......................................................           -             -
  Foreign currency translations...................................................      17,170             -
                                                                                   -----------  ------------
                                                                                    10,232,480     9,587,451
                                                                                   -----------  ------------
Net realized and unrealized gain (loss) on securities and foreign currency related
 transactions.....................................................................   4,509,967   (23,021,820)
                                                                                   -----------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $ 4,108,332  $(20,229,602)
                                                                                   -----------  ------------

* Net of foreign withholding taxes on dividends/interest of....................... $     2,115  $      5,668
                                                                                   -----------  ------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                             95
For the Year Ended May 31, 2003
                     STATEMENTS OF OPERATIONS - CONTINUED


                                                                                   INTERNATIONAL  INTERNATIONAL INTERNATIONAL
                                                                                     EQUITIES      GOVERNMENT     GROWTH I
                                                                                       FUND         BOND FUND       FUND
- -------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)......................................................... $   1,920,564   $         -  $   7,075,769
Dividends (affiliated)............................................................             -             -              -
Securities lending income.........................................................             -        41,684        829,837
Interest* (unaffiliated)..........................................................        58,004     6,919,316        105,484
Interest (affiliated).............................................................             -             -              -
                                                                                   -------------   -----------  -------------
  Total investment income.........................................................     1,978,568     6,961,000      8,011,090
                                                                                   -------------   -----------  -------------
EXPENSES:
Advisory fees.....................................................................       289,208       624,463      3,474,142
Custodian fees....................................................................       151,984       174,019        747,025
Registration and filing fees......................................................            38             -            202
Audit fees and tax services fees..................................................         9,833         8,592         32,150
Accounting services...............................................................        57,842        87,425        243,190
Legal fees........................................................................           486           996          5,059
Directors' fees...................................................................         7,844        13,445         61,475
Reports to shareholders...........................................................        34,469        47,134        136,862
Transfer agency fees..............................................................        11,052           645          1,327
Interest..........................................................................             -             -            895
Miscellaneous.....................................................................         2,103         2,931          9,623
                                                                                   -------------   -----------  -------------
  Total expenses..................................................................       564,859       959,650      4,711,950
                                                                                   -------------   -----------  -------------
  Expense reimbursements..........................................................             -             -     (1,038,269)
  Fees paid indirectly (Note 6)...................................................             -             -              -
                                                                                   -------------   -----------  -------------
  Net expenses....................................................................       564,859       959,650      3,673,681
                                                                                   -------------   -----------  -------------
NET INVESTMENT INCOME (LOSS)......................................................     1,413,709     6,001,350      4,337,409
                                                                                   -------------   -----------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY
 RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)......................................................   (1,495,697)     2,484,348   (114,292,658)
  Investments (affiliated)........................................................             -             -              -
  Futures contracts...............................................................   (2,185,681)             -              -
  Options written.................................................................             -             -              -
  Forward currency contracts......................................................             -        20,014              -
  Foreign currency translations...................................................       171,776     1,146,234     42,778,324
  Disposal of investments in violation of investment restrictions (see note 3)....             -             -              -
                                                                                   -------------   -----------  -------------
                                                                                      (3,509,602)    3,650,596    (71,514,334)
                                                                                   -------------   -----------  -------------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)......................................................  (12,078,747)    20,373,045      3,144,886
  Investments (affiliated)........................................................             -             -              -
  Futures contracts...............................................................       499,928             -              -
  Options written.................................................................             -             -              -
  Forward currency contracts......................................................             -       (58,510)             -
  Foreign currency translations...................................................     (165,138)        48,960         11,629
                                                                                   -------------   -----------  -------------
                                                                                     (11,743,957)   20,363,495      3,156,515
                                                                                   -------------   -----------  -------------
Net realized and unrealized gain (loss) on securities and foreign currency related
 transactions.....................................................................   (15,253,559)   24,014,091    (68,357,819)
                                                                                   -------------   -----------  -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $ (13,839,850)  $30,015,441  $ (64,020,410)
                                                                                   -------------   -----------  -------------
* Net of foreign withholding taxes on dividends/interest of....................... $     250,064   $    47,433  $     886,315
                                                                                   -------------   -----------  -------------

                                                                                     LARGE CAP       MIDCAP       MONEY
                                                                                      GROWTH         INDEX       MARKET I
                                                                                       FUND           FUND         FUND
- ----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)......................................................... $  4,240,258  $  11,138,104  $        -
Dividends (affiliated)............................................................            -              -           -
Securities lending income.........................................................       21,816        258,850           -
Interest* (unaffiliated)..........................................................      282,657        355,024   9,485,513
Interest (affiliated).............................................................            -              -           -
                                                                                   ------------  -------------  ----------
  Total investment income.........................................................    4,544,731     11,751,978   9,485,513
                                                                                   ------------  -------------  ----------
EXPENSES:
Advisory fees.....................................................................    3,900,263      2,905,924   2,958,515
Custodian fees....................................................................       77,017        136,393      46,685
Registration and filing fees......................................................            9         19,215      26,740
Audit fees and tax services fees..................................................       27,734         67,224      29,077
Accounting services...............................................................      287,388        673,659     414,192
Legal fees........................................................................        5,282         12,997         572
Directors' fees...................................................................       46,314        124,783      70,588
Reports to shareholders...........................................................      162,223        351,562     184,554
Transfer agency fees..............................................................        1,255         11,650      24,937
Interest..........................................................................          718              -           -
Miscellaneous.....................................................................        9,816         23,129      18,403
                                                                                   ------------  -------------  ----------
  Total expenses..................................................................    4,518,019      4,326,536   3,774,263
                                                                                   ------------  -------------  ----------
  Expense reimbursements..........................................................     (166,331)             -    (269,584)
  Fees paid indirectly (Note 6)...................................................            -              -           -
                                                                                   ------------  -------------  ----------
  Net expenses....................................................................    4,351,688      4,326,536   3,504,679
                                                                                   ------------  -------------  ----------
NET INVESTMENT INCOME (LOSS)......................................................      193,043      7,425,442   5,980,834
                                                                                   ------------  -------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY
 RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)......................................................  (94,315,183)     8,281,065       6,557
  Investments (affiliated)........................................................            -              -           -
  Futures contracts...............................................................            -     (6,818,451)          -
  Options written.................................................................            -              -           -
  Forward currency contracts......................................................            -              -           -
  Foreign currency translations...................................................            -              -           -
  Disposal of investments in violation of investment restrictions (see note 3)....            -              -           -
                                                                                   ------------  -------------  ----------
                                                                                    (94,315,183)     1,462,614       6,557
                                                                                   ------------  -------------  ----------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)......................................................   29,935,551   (120,882,609)          -
  Investments (affiliated)........................................................            -              -           -
  Futures contracts...............................................................            -      5,967,977           -
  Options written.................................................................            -              -           -
  Forward currency contracts......................................................            -              -           -
  Foreign currency translations...................................................            -              -           -
                                                                                   ------------  -------------  ----------
                                                                                     29,935,551   (114,914,632)          -
                                                                                   ------------  -------------  ----------
Net realized and unrealized gain (loss) on securities and foreign currency related
 transactions.....................................................................  (64,379,632)  (113,452,018)      6,557
                                                                                   ------------  -------------  ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $(64,186,589) $(106,026,576) $5,987,391
                                                                                   ------------  -------------  ----------
* Net of foreign withholding taxes on dividends/interest of....................... $      3,874  $           -  $        -
                                                                                   ------------  -------------  ----------

                                                                                   NASDAQ-100(R) OPPORTUNITIES
                                                                                    INDEX FUND       FUND
- --------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated).........................................................  $    46,608    $  40,577
Dividends (affiliated)............................................................            -            -
Securities lending income.........................................................        3,052        1,177
Interest* (unaffiliated)..........................................................       52,761        1,363
Interest (affiliated).............................................................            -            -
                                                                                    -----------    ---------
  Total investment income.........................................................      102,421       43,117
                                                                                    -----------    ---------
EXPENSES:
Advisory fees.....................................................................      121,446       33,857
Custodian fees....................................................................       48,982       48,672
Registration and filing fees......................................................       22,300           12
Audit fees and tax services fees..................................................        6,019        4,583
Accounting services...............................................................       21,253        2,456
Legal fees........................................................................          450          181
Directors' fees...................................................................        7,317          739
Reports to shareholders...........................................................       11,208        1,401
Transfer agency fees..............................................................        6,626        2,519
Interest..........................................................................            -            -
Miscellaneous.....................................................................        1,174          642
                                                                                    -----------    ---------
  Total expenses..................................................................      246,775       95,062
                                                                                    -----------    ---------
  Expense reimbursements..........................................................            -            -
  Fees paid indirectly (Note 6)...................................................            -       (1,957)
                                                                                    -----------    ---------
  Net expenses....................................................................      246,775       93,105
                                                                                    -----------    ---------
NET INVESTMENT INCOME (LOSS)......................................................     (144,354)     (49,988)
                                                                                    -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY
 RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)......................................................   (3,662,037)    (878,013)
  Investments (affiliated)........................................................            -            -
  Futures contracts...............................................................     (877,196)           -
  Options written.................................................................            -            -
  Forward currency contracts......................................................            -            -
  Foreign currency translations...................................................            -            -
  Disposal of investments in violation of investment restrictions (see note 3)....            -            -
                                                                                    -----------    ---------
                                                                                     (4,539,233)    (878,013)
                                                                                    -----------    ---------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)......................................................    6,389,395      525,923
  Investments (affiliated)........................................................            -            -
  Futures contracts...............................................................      845,842            -
  Options written.................................................................            -            -
  Forward currency contracts......................................................            -            -
  Foreign currency translations...................................................            -            -
                                                                                    -----------    ---------
                                                                                      7,235,237      525,923
                                                                                    -----------    ---------
Net realized and unrealized gain (loss) on securities and foreign currency related
 transactions.....................................................................    2,696,004     (352,090)
                                                                                    -----------    ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................  $ 2,551,650    $(402,078)
                                                                                    -----------    ---------
* Net of foreign withholding taxes on dividends/interest of.......................  $       358    $       -
                                                                                    -----------    ---------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

96
                     STATEMENTS OF OPERATIONS - CONTINUED
                                                For the Year Ended May 31, 2003


                                                                                                  SCIENCE &
                                                                                                  TECHNOLOGY      SMALL CAP
                                                                                                     FUND           FUND
- ------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)...................................................................... $    2,066,896  $  2,555,571
Dividends (affiliated).........................................................................              -             -
Securities lending income......................................................................        152,411       215,135
Interest* (unaffiliated).......................................................................      1,114,314       573,923
Interest (affiliated)..........................................................................              -           567
                                                                                                --------------  ------------
  Total investment income......................................................................      3,333,621     3,345,196
                                                                                                --------------  ------------
EXPENSES:
Advisory fees..................................................................................      8,913,172     4,553,763
Custodian fees.................................................................................        149,734       143,798
Registration and filing fees...................................................................             72           117
Audit fees and tax services fees...............................................................         57,012        36,236
Accounting services............................................................................        693,247       354,181
Legal fees.....................................................................................         14,528         4,552
Directors' fees................................................................................         91,677        59,930
Reports to shareholders........................................................................        378,256       205,953
Transfer agency fees...........................................................................          9,144         1,249
Interest.......................................................................................              -         1,115
Miscellaneous..................................................................................         32,045        17,210
                                                                                                --------------  ------------
Total expenses.................................................................................     10,338,887     5,378,104
                                                                                                --------------  ------------
Expense reimbursements.........................................................................       (456,761)     (571,973)
Fees paid indirectly (Note 6)..................................................................       (170,767)            -
                                                                                                --------------  ------------
Net expenses...................................................................................      9,711,359     4,806,131
                                                                                                --------------  ------------
NET INVESTMENT INCOME (LOSS)...................................................................     (6,377,738)   (1,460,935)
                                                                                                --------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)...................................................................  (403,129,863)   (91,290,387)
  Investments (affiliated).....................................................................              -             -
  Futures contracts............................................................................              -             -
  Options written..............................................................................              -             -
  Forward currency contracts...................................................................              -             -
  Foreign currency translations................................................................        102,062          (233)
  Disposal of investments in violation of investment restrictions (see note 3).................              -             -
                                                                                                --------------  ------------
                                                                                                  (403,027,801)  (91,290,620)
                                                                                                --------------  ------------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)...................................................................    351,673,034     8,384,565
  Investments (affiliated).....................................................................              -             -
  Futures contracts............................................................................              -             -
  Options written..............................................................................              -             -
  Forward currency contracts...................................................................              -             -
  Foreign currency translations................................................................            782             -
                                                                                                --------------  ------------
                                                                                                   351,673,816     8,384,565
                                                                                                --------------  ------------
Net realized and unrealized gain (loss) on securities and foreign currency related transactions    (51,353,985)  (82,906,055)
                                                                                                --------------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................... $  (57,731,723) $(84,366,990)
                                                                                                --------------  ------------
* Net of foreign withholding taxes on dividends/interest of.................................... $       72,581  $        692
                                                                                                --------------  ------------

                                                                                                  SMALL CAP      SOCIAL
                                                                                                    INDEX       AWARENESS
                                                                                                    FUND          FUND
- ----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)...................................................................... $  2,771,540  $  5,435,091
Dividends (affiliated).........................................................................            -         7,835
Securities lending income......................................................................      128,505        16,585
Interest* (unaffiliated).......................................................................      222,171       145,723
Interest (affiliated)..........................................................................            -             -
                                                                                                ------------  ------------
  Total investment income......................................................................    3,122,216     5,605,234
                                                                                                ------------  ------------
EXPENSES:
Advisory fees..................................................................................      753,478     1,646,755
Custodian fees.................................................................................       50,136        63,750
Registration and filing fees...................................................................        9,834         2,859
Audit fees and tax services fees...............................................................       17,622        23,273
Accounting services............................................................................      150,696       230,546
Legal fees.....................................................................................        4,128         4,960
Directors' fees................................................................................       43,527        19,587
Reports to shareholders........................................................................       82,159       129,409
Transfer agency fees...........................................................................        8,514         1,732
Interest.......................................................................................            -           546
Miscellaneous..................................................................................        6,735         8,720
                                                                                                ------------  ------------
Total expenses.................................................................................    1,126,829     2,132,137
                                                                                                ------------  ------------
Expense reimbursements.........................................................................            -             -
Fees paid indirectly (Note 6)..................................................................            -             -
                                                                                                ------------  ------------
Net expenses...................................................................................    1,126,829     2,132,137
                                                                                                ------------  ------------
NET INVESTMENT INCOME (LOSS)...................................................................    1,995,387     3,473,097
                                                                                                ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)...................................................................  (11,344,216)  (66,544,036)
  Investments (affiliated).....................................................................            -        21,054
  Futures contracts............................................................................   (3,341,347)   (1,070,878)
  Options written..............................................................................            -             -
  Forward currency contracts...................................................................            -             -
  Foreign currency translations................................................................            -             -
  Disposal of investments in violation of investment restrictions (see note 3).................            -             -
                                                                                                ------------  ------------
                                                                                                 (14,685,563)  (67,593,860)
                                                                                                ------------  ------------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)...................................................................  (11,200,639)   27,536,278
  Investments (affiliated).....................................................................            -      (429,017)
  Futures contracts............................................................................    5,301,702     1,359,332
  Options written..............................................................................            -             -
  Forward currency contracts...................................................................            -             -
  Foreign currency translations................................................................            -             -
                                                                                                ------------  ------------
                                                                                                  (5,898,937)   28,466,593
                                                                                                ------------  ------------
Net realized and unrealized gain (loss) on securities and foreign currency related transactions  (20,584,500)  (39,127,267)
                                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................... $(18,589,113) $(35,654,170)
                                                                                                ------------  ------------
* Net of foreign withholding taxes on dividends/interest of.................................... $      1,446  $          -
                                                                                                ------------  ------------

                                                                                                    STOCK
                                                                                                    INDEX         VALUE
                                                                                                    FUND          FUND
- ---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends* (unaffiliated)...................................................................... $  59,597,573  $   231,018
Dividends (affiliated).........................................................................       193,524            -
Securities lending income......................................................................       196,961            -
Interest* (unaffiliated).......................................................................       290,472        4,280
Interest (affiliated)..........................................................................             -            -
                                                                                                -------------  -----------
  Total investment income......................................................................    60,278,530      235,298
                                                                                                -------------  -----------
EXPENSES:
Advisory fees..................................................................................     8,916,679       75,358
Custodian fees.................................................................................       383,142       48,988
Registration and filing fees...................................................................         1,619            1
Audit fees and tax services fees...............................................................       205,171        4,962
Accounting services............................................................................     2,356,670        6,763
Legal fees.....................................................................................        46,456          253
Directors' fees................................................................................       268,482        1,986
Reports to shareholders........................................................................     1,276,879        4,235
Transfer agency fees...........................................................................        17,129        1,192
Interest.......................................................................................         5,523            -
Miscellaneous..................................................................................        89,579          961
                                                                                                -------------  -----------
Total expenses.................................................................................    13,567,329      144,699
                                                                                                -------------  -----------
Expense reimbursements.........................................................................             -            -
Fees paid indirectly (Note 6)..................................................................             -            -
                                                                                                -------------  -----------
Net expenses...................................................................................    13,567,329      144,699
                                                                                                -------------  -----------
NET INVESTMENT INCOME (LOSS)...................................................................    46,711,201       90,599
                                                                                                -------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
  Investments (unaffiliated)...................................................................    21,609,427   (1,211,085)
  Investments (affiliated).....................................................................     2,395,538            -
  Futures contracts............................................................................    (4,082,045)           -
  Options written..............................................................................             -            -
  Forward currency contracts...................................................................             -            -
  Foreign currency translations................................................................             -            -
  Disposal of investments in violation of investment restrictions (see note 3).................             -            -
                                                                                                -------------  -----------
                                                                                                   19,922,920   (1,211,085)
                                                                                                -------------  -----------
Net unrealized appreciation (depreciation) on:
  Investments (unaffiliated)...................................................................  (415,646,725)     133,082
  Investments (affiliated).....................................................................   (12,194,763)           -
  Futures contracts............................................................................     2,435,785            -
  Options written..............................................................................             -            -
  Forward currency contracts...................................................................             -            -
  Foreign currency translations................................................................             -            -
                                                                                                -------------  -----------
                                                                                                 (425,405,703)     133,082
                                                                                                -------------  -----------
Net realized and unrealized gain (loss) on securities and foreign currency related transactions  (405,482,783)  (1,078,003)
                                                                                                -------------  -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................... $(358,771,582) $  (987,404)
                                                                                                -------------  -----------
* Net of foreign withholding taxes on dividends/interest of.................................... $       1,826  $       819
                                                                                                -------------  -----------

SEE NOTES TO FINANCIAL STATEMENTS


- -----------------------------------------------------------------------------

                                                                             97
                     STATEMENTS OF CHANGES IN NET ASSETS


                                                                            ASSET ALLOCATION               BLUE CHIP
                                                                                  FUND                    GROWTH FUND
                                                                       --------------------------  -------------------------
                                                                         For the       For the       For the       For the
                                                                        Year Ended    Year Ended    Year Ended    Year Ended
                                                                         May 31,       May 31,       May 31,       May 31,
                                                                           2003          2002          2003          2002
                                                                       ------------  ------------  ------------  -----------
OPERATIONS:
Net investment income (loss).......................................... $  3,743,245  $  5,245,356  $    (29,878) $   (29,658)
Net realized gain (loss) on securities and foreign currency related
 transactions.........................................................      807,632       543,918    (2,570,778)  (1,930,169)
Net unrealized appreciation (depreciation) on securities and foreign
 currency related transactions........................................   (3,919,715)  (17,234,426)    1,582,925     (817,562)
                                                                       ------------  ------------  ------------  -----------
 Increase (decrease) in net assets resulting from operations..........      631,162   (11,445,152)   (1,017,731)  (2,777,389)
                                                                       ------------  ------------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................   (3,851,623)   (5,337,298)            -      (11,404)
Net realized gain on securities.......................................     (123,336)   (5,306,674)            -            -
                                                                       ------------  ------------  ------------  -----------
 Decrease in net assets resulting from distributions to shareholders..   (3,974,959)  (10,643,972)            -      (11,404)
                                                                       ------------  ------------  ------------  -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   24,908,488     2,530,781    18,660,500   10,319,381
Reinvestment of distributions.........................................    3,974,959    10,643,972             -       11,404
Cost of capital stock reacquired......................................  (41,707,657)  (18,529,942)  (13,978,057)  (2,070,101)
                                                                       ------------  ------------  ------------  -----------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................  (12,824,210)   (5,355,189)    4,682,443    8,260,684
                                                                       ------------  ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................  (16,168,007)  (27,444,313)    3,664,712    5,471,891
NET ASSETS:
Beginning of year.....................................................  180,925,012   208,369,325    20,063,415   14,591,524
                                                                       ------------  ------------  ------------  -----------
End of year........................................................... $164,757,005  $180,925,012  $ 23,728,127  $20,063,415
                                                                       ------------  ------------  ------------  -----------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $     98,792  $      2,601  $        179  $         -
                                                                       ------------  ------------  ------------  -----------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................    2,387,295       210,293     3,022,001    1,330,801
Issued for distributions reinvested...................................      375,810       902,001             -        1,525
Reacquired............................................................   (4,003,456)   (1,556,221)   (2,290,338)    (271,401)
                                                                       ------------  ------------  ------------  -----------
 Increase (decrease) in shares outstanding............................   (1,240,351)     (443,927)      731,663    1,060,925
Shares outstanding:
 Beginning of year....................................................   15,944,067    16,387,994     2,763,288    1,702,363
                                                                       ------------  ------------  ------------  -----------
 End of year..........................................................   14,703,716    15,944,067     3,494,951    2,763,288
                                                                       ------------  ------------  ------------  -----------

                                                                          CAPITAL CONSERVATION
                                                                                  FUND                  CORE EQUITY FUND
                                                                       -------------------------  ----------------------------
                                                                         For the       For the       For the        For the
                                                                        Year Ended    Year Ended    Year Ended     Year Ended
                                                                         May 31,       May 31,       May 31,        May 31,
                                                                           2003          2002          2003           2002
                                                                       ------------  -----------  -------------  -------------
OPERATIONS:
Net investment income (loss).......................................... $  3,001,653  $ 3,687,499  $   6,150,294  $   4,204,867
Net realized gain (loss) on securities and foreign currency related
 transactions.........................................................    3,983,752     (393,500)   (50,821,518)   (85,727,415)
Net unrealized appreciation (depreciation) on securities and foreign
 currency related transactions........................................    1,563,845      439,390    (14,807,191)   (61,973,159)
                                                                       ------------  -----------  -------------  -------------
 Increase (decrease) in net assets resulting from operations..........    8,549,250    3,733,389    (59,478,415)  (143,495,707)
                                                                       ------------  -----------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................   (3,172,002)  (3,724,669)    (6,153,017)    (4,285,757)
Net realized gain on securities.......................................            -            -              -             --
                                                                       ------------  -----------  -------------  -------------
 Decrease in net assets resulting from distributions to shareholders..   (3,172,002)  (3,724,669)    (6,153,017)    (4,285,757)
                                                                       ------------  -----------  -------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   52,329,360   18,044,376    165,958,192      4,370,220
Reinvestment of distributions.........................................    3,172,002    3,724,669      6,153,017      4,285,757
Cost of capital stock reacquired......................................  (40,797,909)  (8,552,737)  (231,083,991)   (90,211,615)
                                                                       ------------  -----------  -------------  -------------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................   14,703,453   13,216,308    (58,972,782)   (81,555,638)
                                                                       ------------  -----------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   20,080,701   13,225,028   (124,604,214)  (229,337,102)
NET ASSETS:
Beginning of year.....................................................   69,784,909   56,559,881    684,642,425    913,979,527
                                                                       ------------  -----------  -------------  -------------
End of year........................................................... $ 89,865,610  $69,784,909  $ 560,038,211  $ 684,642,425
                                                                       ------------  -----------  -------------  -------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $     59,536  $    15,153  $     130,112  $     132,835
                                                                       ------------  -----------  -------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................    5,371,855    1,895,672     17,855,112        358,675
Issued for distributions reinvested...................................      325,995      393,898        644,267        370,730
Reacquired............................................................   (4,183,787)    (907,646)   (24,816,764)    (7,484,584)
                                                                       ------------  -----------  -------------  -------------
 Increase (decrease) in shares outstanding............................    1,514,063    1,381,924     (6,317,385)    (6,755,179)
Shares outstanding:
 Beginning of year....................................................    7,440,105    6,058,181     61,675,045     68,430,224
                                                                       ------------  -----------  -------------  -------------
 End of year..........................................................    8,954,168    7,440,105     55,357,660     61,675,045
                                                                       ------------  -----------  -------------  -------------


SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

98
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED



                                                                          GOVERNMENT SECURITIES          GROWTH & INCOME
                                                                                  FUND                        FUND
                                                                       --------------------------  --------------------------
                                                                         For the       For the       For the       For the
                                                                        Year Ended    Year Ended    Year Ended    Year Ended
                                                                         May 31,       May 31,       May 31,       May 31,
                                                                           2003          2002          2003          2002
                                                                       ------------  ------------  ------------  ------------
OPERATIONS:
Net investment income (loss).......................................... $  6,378,577  $  6,442,725  $  1,437,087  $  1,398,200
Net realized gain (loss) on securities and foreign currency related
 transactions.........................................................   11,519,782     1,840,227   (30,840,703)  (20,801,949)
Net unrealized appreciation (depreciation) on securities and foreign
 currency related transactions........................................    3,012,682     1,491,614     3,392,520   (10,418,934)
                                                                       ------------  ------------  ------------  ------------
 Increase (decrease) in net assets resulting from operations..........   20,911,041     9,774,566   (26,011,096)  (29,822,683)
                                                                       ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................   (6,603,003)   (6,503,121)   (1,435,004)   (1,490,238)
Net realized gain on securities.......................................   (1,128,550)            -             -    (3,706,627)
                                                                       ------------  ------------  ------------  ------------
 Decrease in net assets resulting from distributions to shareholders..   (7,731,553)   (6,503,121)   (1,435,004)   (5,196,865)
                                                                       ------------  ------------  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................  129,261,715    24,976,847    47,495,850     4,856,986
Reinvestment of distributions.........................................    7,731,553     6,503,121     1,435,004     5,196,865
Cost of capital stock reacquired......................................  (84,486,909)  (19,539,415)  (67,871,091)  (21,775,717)
                                                                       ------------  ------------  ------------  ------------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................   52,506,359    11,940,553   (18,940,237)  (11,721,866)
                                                                       ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   65,685,847    15,211,998   (46,386,337)  (46,741,414)
NET ASSETS:
Beginning of year.....................................................  134,726,095   119,514,097   220,745,149   267,486,563
                                                                       ------------  ------------  ------------  ------------
End of year........................................................... $200,411,942  $134,726,095  $174,358,812  $220,745,149
                                                                       ------------  ------------  ------------  ------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $     77,464  $     58,948  $     40,773  $     38,690
                                                                       ------------  ------------  ------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................   11,858,793     2,390,285     4,476,353       354,581
Issued for distributions reinvested...................................      706,223       626,423       130,918       383,044
Reacquired............................................................   (7,722,626)   (1,896,492)   (6,350,559)   (1,618,173)
                                                                       ------------  ------------  ------------  ------------
 Increase (decrease) in shares outstanding............................    4,842,390     1,120,216    (1,743,288)     (880,548)
Shares outstanding:
 Beginning of year....................................................   12,993,314    11,873,098    17,145,367    18,025,915
                                                                       ------------  ------------  ------------  ------------
 End of year..........................................................   17,835,704    12,993,314    15,402,079    17,145,367
                                                                       ------------  ------------  ------------  ------------

                                                                          HEALTH SCIENCES FUND        INCOME & GROWTH FUND
                                                                       -------------------------  ---------------------------
                                                                         For the       For the       For the       For the
                                                                        Year Ended    Year Ended    Year Ended    Year Ended
                                                                         May 31,       May 31,       May 31,       May 31,
                                                                           2003          2002          2003          2002
                                                                       ------------  -----------  -------------  ------------
OPERATIONS:
Net investment income (loss).......................................... $   (401,635) $  (267,426) $   2,792,218  $  2,222,954
Net realized gain (loss) on securities and foreign currency related
 transactions.........................................................   (5,722,513)  (2,664,903)   (32,609,271)  (15,649,387)
Net unrealized appreciation (depreciation) on securities and foreign
 currency related transactions........................................   10,232,480   (3,884,320)     9,587,451   (14,290,150)
                                                                       ------------  -----------  -------------  ------------
 Increase (decrease) in net assets resulting from operations..........    4,108,332   (6,816,649)   (20,229,602)  (27,716,583)
                                                                       ------------  -----------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................            -            -     (2,693,004)   (2,330,732)
Net realized gain on securities.......................................            -            -              -             -
                                                                       ------------  -----------  -------------  ------------
 Decrease in net assets resulting from distributions to shareholders..            -            -     (2,693,004)   (2,330,732)
                                                                       ------------  -----------  -------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   50,807,902   38,708,630     92,216,684    10,450,385
Reinvestment of distributions.........................................            -            -      2,693,004     2,330,732
Cost of capital stock reacquired......................................  (31,757,288)  (1,343,297)  (106,576,794)   (8,528,031)
                                                                       ------------  -----------  -------------  ------------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................   19,050,614   37,365,333    (11,667,106)    4,253,086
                                                                       ------------  -----------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   23,158,946   30,548,684    (34,589,712)  (25,794,229)
NET ASSETS:
Beginning of year.....................................................   54,514,181   23,965,497    235,508,487   261,302,716
                                                                       ------------  -----------  -------------  ------------
End of year........................................................... $ 77,673,127  $54,514,181  $ 200,918,775  $235,508,487
                                                                       ------------  -----------  -------------  ------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $      7,234  $    (1,420) $     200,809  $    101,595
                                                                       ------------  -----------  -------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................    7,374,509    4,506,197     13,119,440     1,176,134
Issued for distributions reinvested...................................            -            -        371,125       269,316
Reacquired............................................................   (4,672,098)    (160,732)   (15,145,877)     (979,052)
                                                                       ------------  -----------  -------------  ------------
 Increase (decrease) in shares outstanding............................    2,702,411    4,345,465     (1,655,312)      466,398
Shares outstanding:
 Beginning of year....................................................    7,029,275    2,683,810     27,663,508    27,197,110
                                                                       ------------  -----------  -------------  ------------
 End of year..........................................................    9,731,686    7,029,275     26,008,196    27,663,508
                                                                       ------------  -----------  -------------  ------------



SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                             99
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED




                                                                                  INTERNATIONAL EQUITIES FUND
                                                                                 ----------------------------
                                                                                    For the        For the
                                                                                   Year Ended     Year Ended
                                                                                    May 31,        May 31,
                                                                                      2003           2002
                                                                                 -------------  -------------
OPERATIONS:
Net investment income (loss).................................................... $   1,413,709      1,192,229
Net realized gain (loss) on securities and foreign currency related transactions    (3,509,602)    (6,356,559)
Net unrealized appreciation (depreciation) on securities and foreign currency
 related transactions...........................................................   (11,743,957)    (6,796,664)
                                                                                 -------------  -------------
  Increase (decrease) in net assets resulting from operations...................   (13,839,850)   (11,960,994)
                                                                                 -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................      (930,002)    (2,128,544)
Net realized gain on securities.................................................             -    (13,127,599)
                                                                                 -------------  -------------
  Decrease in net assets resulting from distributions to shareholders...........      (930,002)   (15,256,143)
                                                                                 -------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold................................................   378,590,730    129,891,283
Reinvestment of distributions...................................................       930,002     15,256,143
Cost of capital stock reacquired................................................  (375,633,057)  (134,891,561)
                                                                                 -------------  -------------
  Increase (decrease) in net assets resulting from capital stock transactions...     3,887,675     10,255,865
                                                                                 -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   (10,882,177)   (16,961,272)
NET ASSETS:
Beginning of year...............................................................   101,562,441    118,523,713
                                                                                 -------------  -------------
End of year..................................................................... $  90,680,264  $ 101,562,441
                                                                                 -------------  -------------
Undistributed net investment income (loss) included in net assets at the end of
 the year....................................................................... $     466,101  $     (82,338)
                                                                                 -------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold............................................................................    71,854,370     18,562,166
Issued for distributions reinvested.............................................       170,093      2,353,520
Reacquired......................................................................   (70,759,366)   (19,190,783)
                                                                                 -------------  -------------
  Increase (decrease) in shares outstanding.....................................     1,265,097      1,724,903
Shares outstanding:
  Beginning of year.............................................................    15,226,237     13,501,334
                                                                                 -------------  -------------
  End of year...................................................................    16,491,334     15,226,237
                                                                                 -------------  -------------

                                                                                  INTERNATIONAL GOVERNMENT
                                                                                          BOND FUND
                                                                                 --------------------------
                                                                                   For the       For the
                                                                                  Year Ended    Year Ended
                                                                                   May 31,       May 31,
                                                                                     2003          2002
                                                                                 ------------  ------------
OPERATIONS:
Net investment income (loss).................................................... $  6,001,350  $  5,733,608
Net realized gain (loss) on securities and foreign currency related transactions    3,650,596    (4,875,715)
Net unrealized appreciation (depreciation) on securities and foreign currency
 related transactions...........................................................   20,363,495     8,937,569
                                                                                 ------------  ------------
  Increase (decrease) in net assets resulting from operations...................   30,015,441     9,795,462
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................            -             -
Net realized gain on securities.................................................     (671,332)     (840,901)
                                                                                 ------------  ------------
  Decrease in net assets resulting from distributions to shareholders...........     (671,332)     (840,901)
                                                                                 ------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold................................................  116,561,445    12,736,367
Reinvestment of distributions...................................................      671,332       840,901
Cost of capital stock reacquired................................................  (91,152,062)  (20,455,807)
                                                                                 ------------  ------------
  Increase (decrease) in net assets resulting from capital stock transactions...   26,080,715    (6,878,539)
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   55,424,824     2,076,022
NET ASSETS:
Beginning of year...............................................................  102,053,359    99,977,337
                                                                                 ------------  ------------
End of year..................................................................... $157,478,183  $102,053,359
                                                                                 ------------  ------------
Undistributed net investment income (loss) included in net assets at the end of the year....................................................................... $  3,543,064  $ (4,379,089)
                                                                                 ------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold............................................................................    9,482,975     1,213,327
Issued for distributions reinvested.............................................       55,805        79,934
Reacquired......................................................................   (7,394,437)   (1,949,366)
                                                                                 ------------  ------------
  Increase (decrease) in shares outstanding.....................................    2,144,343      (656,105)
Shares outstanding:
  Beginning of year.............................................................    9,241,533     9,897,638
                                                                                 ------------  ------------
  End of year...................................................................   11,385,876     9,241,533
                                                                                 ------------  ------------

                                                                                    INTERNATIONAL GROWTH I
                                                                                             FUND
                                                                                 ----------------------------
                                                                                    For the        For the
                                                                                   Year Ended     Year Ended
                                                                                    May 31,        May 31,
                                                                                      2003           2002
                                                                                 -------------  -------------
OPERATIONS:
Net investment income (loss).................................................... $   4,337,409  $   3,082,545
Net realized gain (loss) on securities and foreign currency related transactions   (71,514,334)  (118,049,730)
Net unrealized appreciation (depreciation) on securities and foreign currency
 related transactions...........................................................     3,156,515     48,277,166
                                                                                 -------------  -------------
  Increase (decrease) in net assets resulting from operations...................   (64,020,410)   (66,690,019)
                                                                                 -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................    (6,113,264)    (1,035,279)
Net realized gain on securities.................................................             -              -
                                                                                 -------------  -------------
  Decrease in net assets resulting from distributions to shareholders...........    (6,113,264)    (1,035,279)
                                                                                 -------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold................................................   139,848,350     32,796,997
Reinvestment of distributions...................................................     6,113,264      1,035,279
Cost of capital stock reacquired................................................  (169,089,011)   (61,001,083)
                                                                                 -------------  -------------
  Increase (decrease) in net assets resulting from capital stock transactions...   (23,127,397)   (27,168,807)
                                                                                 -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   (93,261,071)   (94,894,105)
NET ASSETS:
Beginning of year...............................................................   438,473,778    533,367,883
                                                                                 -------------  -------------
End of year..................................................................... $ 345,212,707  $ 438,473,778
                                                                                 -------------  -------------
Undistributed net investment income (loss) included in net assets at the end of
 the year....................................................................... $     565,583  $   2,613,261
                                                                                 -------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold............................................................................    23,905,095      4,539,836
Issued for distributions reinvested.............................................     1,019,156        141,263
Reacquired......................................................................   (28,539,692)    (8,391,415)
                                                                                 -------------  -------------
  Increase (decrease) in shares outstanding.....................................    (3,615,441)    (3,710,316)
Shares outstanding:
  Beginning of year.............................................................    60,440,797     64,151,113
                                                                                 -------------  -------------
  End of year...................................................................    56,825,356     60,440,797
                                                                                 -------------  -------------

                                                                                     LARGE CAP GROWTH FUND
                                                                                 ----------------------------
                                                                                    For the        For the
                                                                                   Year Ended     Year Ended
                                                                                    May 31,        May 31,
                                                                                      2003           2002
                                                                                 -------------  -------------
OPERATIONS:
Net investment income (loss).................................................... $     193,043  $    (726,651)
Net realized gain (loss) on securities and foreign currency related transactions   (94,315,183)   (99,205,854)
Net unrealized appreciation (depreciation) on securities and foreign currency
 related transactions...........................................................    29,935,551     (4,391,856)
                                                                                 -------------  -------------
  Increase (decrease) in net assets resulting from operations...................   (64,186,589)  (104,324,361)
                                                                                 -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................................      (253,510)             -
Net realized gain on securities.................................................             -              -
                                                                                 -------------  -------------
  Decrease in net assets resulting from distributions to shareholders...........      (253,510)             -
                                                                                 -------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold................................................   187,001,605     21,172,179
Reinvestment of distributions...................................................       253,510              -
Cost of capital stock reacquired................................................  (215,883,192)   (22,418,137)
                                                                                 -------------  -------------
  Increase (decrease) in net assets resulting from capital stock transactions...   (28,628,077)    (1,245,958)
                                                                                 -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   (93,068,176)  (105,570,319)
NET ASSETS:
Beginning of year...............................................................   519,129,241    624,699,560
                                                                                 -------------  -------------
End of year..................................................................... $ 426,061,065  $ 519,129,241
                                                                                 -------------  -------------
Undistributed net investment income (loss) included in net assets at the end of
 the year....................................................................... $       9,365  $           -
                                                                                 -------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold............................................................................    37,554,968      3,109,391
Issued for distributions reinvested.............................................        48,824              -
Reacquired......................................................................   (43,186,199)    (3,412,140)
                                                                                 -------------  -------------
  Increase (decrease) in shares outstanding.....................................    (5,582,407)      (302,749)
Shares outstanding:
  Beginning of year.............................................................    83,752,202     84,054,951
                                                                                 -------------  -------------
  End of year...................................................................    78,169,795     83,752,202
                                                                                 -------------  -------------



SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

100
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED



                                                                             MID CAP INDEX FUND
                                                                       ------------------------------
                                                                          For the         For the
                                                                         Year Ended      Year Ended
                                                                          May 31,         May 31,
                                                                            2003            2002
                                                                       --------------  --------------
OPERATIONS:
Net investment income (loss).......................................... $    7,425,442  $    7,681,428
Net realized gain (loss) on securities and foreign currency related
 transactions.........................................................      1,462,614      36,117,165
Net unrealized appreciation (depreciation) on securities and foreign
 currency related transactions........................................   (114,914,632)    (20,535,491)
                                                                       --------------  --------------
 Increase (decrease) in net assets resulting from operations..........   (106,026,576)     23,263,102
                                                                       --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................     (6,863,215)     (7,828,323)
Net realized gain on securities.......................................    (33,800,632)   (106,419,792)
                                                                       --------------  --------------
 Decrease in net assets resulting from distributions to shareholders..    (40,663,847)   (114,248,115)
                                                                       --------------  --------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................    307,316,826     106,625,044
Reinvestment of distributions.........................................     40,663,847     114,248,115
Cost of capital stock reacquired......................................   (260,004,659)    (23,560,155)
                                                                       --------------  --------------
 Increase (decrease) in net assets resulting from capital stock
 transactions.........................................................     87,976,014     197,313,004
                                                                       --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................    (58,714,409)    106,327,991
NET ASSETS:
Beginning of year.....................................................  1,154,008,072   1,047,680,081
                                                                       --------------  --------------
End of year........................................................... $1,095,293,663  $1,154,008,072
                                                                       --------------  --------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $      609,852  $       47,625
                                                                       --------------  --------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................     21,747,431       5,883,611
Issued for distributions reinvested...................................      2,830,456       6,657,172
Reacquired............................................................    (18,529,208)     (1,314,212)
                                                                       --------------  --------------
 Increase (decrease) in shares outstanding............................      6,048,679      11,226,571
Shares outstanding:
 Beginning of year....................................................     64,086,193      52,859,622
                                                                       --------------  --------------
 End of year..........................................................     70,134,872      64,086,193
                                                                       --------------  --------------

                                                                            MONEY MARKET I FUND       NASDAQ-100(R) INDEX FUND
                                                                       ----------------------------  --------------------------
                                                                          For the        For the       For the       For the
                                                                         Year Ended     Year Ended    Year Ended    Year Ended
                                                                          May 31,        May 31,       May 31,       May 31,
                                                                            2003           2002          2003          2002
                                                                       -------------  -------------  ------------  ------------
OPERATIONS:
Net investment income (loss).......................................... $   5,980,834  $  13,300,299  $   (144,354) $    (85,912)
Net realized gain (loss) on securities and foreign currency related
 transactions.........................................................         6,557              -    (4,539,233)   (2,106,063)
Net unrealized appreciation (depreciation) on securities and foreign
 currency related transactions........................................             -              -     7,235,237    (7,639,144)
                                                                       -------------  -------------  ------------  ------------
 Increase (decrease) in net assets resulting from operations..........     5,987,391     13,300,299     2,551,650    (9,831,119)
                                                                       -------------  -------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................    (5,980,834)   (13,300,299)            -             -
Net realized gain on securities.......................................        (6,557)             -             -             -
                                                                       -------------  -------------  ------------  ------------
 Decrease in net assets resulting from distributions to shareholders..    (5,987,391)   (13,300,299)            -             -
                                                                       -------------  -------------  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   777,753,185    679,207,991    63,494,848    28,990,100
Reinvestment of distributions.........................................     5,987,391     13,300,299             -             -
Cost of capital stock reacquired......................................  (993,429,130)  (537,880,608)  (40,188,959)  (11,715,134)
                                                                       -------------  -------------  ------------  ------------
 Increase (decrease) in net assets resulting from capital stock
 transactions.........................................................  (209,688,554)   154,627,682    23,305,889    17,274,966
                                                                       -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................  (209,688,554)   154,627,682    25,857,539     7,443,847
NET ASSETS:
Beginning of year.....................................................   734,134,803    579,507,121    26,448,561    19,004,714
                                                                       -------------  -------------  ------------  ------------
End of year........................................................... $ 524,446,249  $ 734,134,803  $ 52,306,100  $ 26,448,561
                                                                       -------------  -------------  ------------  ------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $       1,257  $           -  $      1,106  $          -
                                                                       -------------  -------------  ------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................   777,753,185    679,207,991    21,739,423     6,901,612
Issued for distributions reinvested...................................     5,987,391     13,300,299             -             -
Reacquired............................................................  (993,429,130)  (537,880,608)  (13,955,096)   (2,847,894)
                                                                       -------------  -------------  ------------  ------------
 Increase (decrease) in shares outstanding............................  (209,688,554)   154,627,682     7,784,327     4,053,718
Shares outstanding:
 Beginning of year....................................................   734,134,803    579,507,121     7,785,745     3,732,027
                                                                       -------------  -------------  ------------  ------------
 End of year..........................................................   524,446,249    734,134,803    15,570,072     7,785,745
                                                                       -------------  -------------  ------------  ------------

                                                                          OPPORTUNITIES FUND
                                                                       ------------------------
                                                                         For the      For the
                                                                        Year Ended   Year Ended
                                                                         May 31,      May 31,
                                                                           2003         2002
                                                                       -----------  -----------
OPERATIONS:
Net investment income (loss).......................................... $   (49,988) $   (42,633)
Net realized gain (loss) on securities and foreign currency related
 transactions.........................................................    (878,013)  (1,415,040)
Net unrealized appreciation (depreciation) on securities and foreign
 currency related transactions........................................     525,923      188,214
                                                                       -----------  -----------
 Increase (decrease) in net assets resulting from operations..........    (402,078)  (1,269,459)
                                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................           -            -
Net realized gain on securities.......................................           -            -
                                                                       -----------  -----------
 Decrease in net assets resulting from distributions to shareholders..           -            -
                                                                       -----------  -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   2,312,993    2,407,030
Reinvestment of distributions.........................................           -            -
Cost of capital stock reacquired......................................  (1,879,378)  (1,152,082)
                                                                       -----------  -----------
 Increase (decrease) in net assets resulting from capital stock
 transactions.........................................................     433,615    1,254,948
                                                                       -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................      31,537      (14,511)
NET ASSETS:
Beginning of year.....................................................   3,930,051    3,944,562
                                                                       -----------  -----------
End of year........................................................... $ 3,961,588  $ 3,930,051
                                                                       -----------  -----------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $       402  $         -
                                                                       -----------  -----------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................     579,383      445,481
Issued for distributions reinvested...................................           -            -
Reacquired............................................................    (475,026)    (219,893)
                                                                       -----------  -----------
 Increase (decrease) in shares outstanding............................     104,357      225,588
Shares outstanding:
 Beginning of year....................................................     836,513      610,925
                                                                       -----------  -----------
 End of year..........................................................     940,870      836,513
                                                                       -----------  -----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            101
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED



                                                                   SCIENCE & TECHNOLOGY
                                                                           FUND                      SMALL CAP FUND
                                                              ------------------------------  ---------------------------
                                                                 For the         For the         For the       For the
                                                                Year Ended      Year Ended      Year Ended    Year Ended
                                                                 May 31,         May 31,         May 31,       May 31,
                                                                   2003            2002            2003          2002
                                                              --------------  --------------  -------------  ------------
OPERATIONS:
Net investment income (loss)................................. $   (6,377,738) $   (9,180,409) $  (1,460,935) $ (1,038,852)
Net realized gain (loss) on securities and foreign currency
related transactions.........................................   (403,027,801)   (850,855,415)   (91,290,620)  (26,412,065)
Net unrealized appreciation (depreciation) on securities
 and foreign currency related transactions...................    351,673,816      12,391,621      8,384,565      (185,627)
                                                              --------------  --------------  -------------  ------------
 Increase (decrease) in net assets resulting from operations.    (57,731,723)   (847,644,203)   (84,366,990)  (27,636,544)
                                                              --------------  --------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................              -               -              -             -
Net realized gain on securities..............................              -     (95,656,832)             -             -
                                                              --------------  --------------  -------------  ------------
 Decrease in net assets resulting from distributions to
 shareholders................................................              -     (95,656,832)             -             -
                                                              --------------  --------------  -------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold.............................    428,987,049     124,797,118     90,175,186     8,630,434
Reinvestment of distributions................................              -      95,656,832              -             -
Cost of capital stock reacquired.............................   (425,812,281)    (57,789,199)  (126,983,410)  (38,557,077)
                                                              --------------  --------------  -------------  ------------
 Increase (decrease) in net assets resulting from capital
   stock transactions........................................      3,174,768     162,664,751    (36,808,224)  (29,926,643)
                                                              --------------  --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................    (54,556,955)   (780,636,284)  (121,175,214)  (57,563,187)
NET ASSETS:
Beginning of year............................................  1,234,937,453   2,015,573,737    657,044,957   714,608,144
                                                              --------------  --------------  -------------  ------------
End of year.................................................. $1,180,380,498  $1,234,937,453  $ 535,869,743  $657,044,957
                                                              --------------  --------------  -------------  ------------
Undistributed net investment income (loss) included in net
 assets at the end of the year............................... $       75,680  $            -  $      74,211  $          -
                                                              --------------  --------------  -------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold.........................................................     55,377,053       9,833,397     12,941,491       981,466
Issued for distributions reinvested..........................              -       7,444,111              -             -
Reacquired...................................................    (55,379,511)     (4,806,172)   (18,171,492)   (4,428,099)
                                                              --------------  --------------  -------------  ------------
 Increase (decrease) in shares outstanding...................         (2,458)     12,471,336     (5,230,001)   (3,446,633)
Shares outstanding:
 Beginning of year...........................................    129,125,631     116,654,295     75,124,962    78,571,595
                                                              --------------  --------------  -------------  ------------
 End of year.................................................    129,123,173     129,125,631     69,894,961    75,124,962
                                                              --------------  --------------  -------------  ------------

                                                                                                SOCIAL AWARENESS
                                                                 SMALL CAP INDEX FUND                 FUND
                                                              --------------------------  ---------------------------
                                                                For the       For the        For the       For the
                                                               Year Ended    Year Ended     Year Ended    Year Ended
                                                                May 31,       May 31,        May 31,       May 31,
                                                                  2003          2002           2003          2002
                                                              ------------  ------------  -------------  ------------
OPERATIONS:
Net investment income (loss)................................. $  1,995,387  $  2,421,482  $   3,473,097  $  3,063,479
Net realized gain (loss) on securities and foreign currency
related transactions.........................................  (14,685,563)   (1,306,494)   (67,593,860)    2,405,406
Net unrealized appreciation (depreciation) on securities
 and foreign currency related transactions...................   (5,898,937)   (3,659,742)    28,466,593   (67,528,325)
                                                              ------------  ------------  -------------  ------------
 Increase (decrease) in net assets resulting from operations.  (18,589,113)   (2,544,754)   (35,654,170)  (62,059,440)
                                                              ------------  ------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................   (1,695,206)   (2,449,095)    (3,400,608)   (3,274,137)
Net realized gain on securities..............................            -   (31,790,716)    (7,443,700)  (13,322,022)
                                                              ------------  ------------  -------------  ------------
 Decrease in net assets resulting from distributions to
 shareholders................................................   (1,695,206)  (34,239,811)   (10,844,308)  (16,596,159)
                                                              ------------  ------------  -------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold.............................  104,101,327    34,788,835    102,753,710     9,216,000
Reinvestment of distributions................................    1,695,206    34,239,811     10,844,308    16,596,159
Cost of capital stock reacquired.............................  (77,540,641)  (11,727,477)  (131,597,402)  (23,030,619)
                                                              ------------  ------------  -------------  ------------
 Increase (decrease) in net assets resulting from capital
   stock transactions........................................   28,255,892    57,301,169    (17,999,384)    2,781,540
                                                              ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................    7,971,573    20,516,604    (64,497,862)  (75,874,059)
NET ASSETS:
Beginning of year............................................  257,046,255   236,529,651    414,107,762   489,981,821
                                                              ------------  ------------  -------------  ------------
End of year.................................................. $265,017,828  $257,046,255  $ 349,609,900  $414,107,762
                                                              ------------  ------------  -------------  ------------
Undistributed net investment income (loss) included in net
 assets at the end of the year............................... $    313,925  $     13,744  $      80,331  $      7,842
                                                              ------------  ------------  -------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold.........................................................   11,034,579     2,758,916      7,228,949       479,719
Issued for distributions reinvested..........................      178,004     2,883,311        744,454       872,066
Reacquired...................................................   (8,274,642)     (937,600)    (9,197,076)   (1,228,509)
                                                              ------------  ------------  -------------  ------------
 Increase (decrease) in shares outstanding...................    2,937,941     4,704,627     (1,223,673)      123,276
Shares outstanding:
 Beginning of year...........................................   21,473,290    16,768,663     23,444,217    23,320,941
                                                              ------------  ------------  -------------  ------------
 End of year.................................................   24,411,231    21,473,290     22,220,544    23,444,217
                                                              ------------  ------------  -------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

102
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                 STOCK INDEX FUND                VALUE FUND
                                         -------------------------------  ------------------------
                                                                                           From
                                             For the         For the        For the    December 31,
                                            Year Ended      Year Ended     Year Ended    2001* to
                                             May 31,         May 31,        May 31,      May 31,
                                               2003            2002           2003         2002
                                         ---------------  --------------  -----------  ------------
OPERATIONS:
Net investment income (loss)............ $    46,711,201  $   43,798,029  $    90,599  $    22,418
Net realized gain (loss) on securities
and foreign currency related
transactions............................      19,922,920      63,889,917   (1,211,085)      11,695
Net unrealized appreciation
(depreciation) on securities and
foreign currency related transactions...    (425,405,703)   (795,516,086)     133,082     (347,933)
                                         ---------------  --------------  -----------  -----------
 Increase (decrease) in net assets
 resulting from operations..............    (358,771,582)   (687,828,140)    (987,404)    (313,820)
                                         ---------------  --------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................     (46,092,003)    (44,999,778)     (74,702)     (23,158)
Net realized gain on securities.........     (84,411,750)   (169,524,135)     (35,050)           -
                                         ---------------  --------------  -----------  -----------
 Decrease in net assets resulting from
 distributions to shareholders..........    (130,503,753)   (214,523,913)    (109,752)     (23,158)
                                         ---------------  --------------  -----------  -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold........     994,359,859     191,020,906    4,371,190    1,824,770
Reinvestment of distributions...........     130,499,264     214,523,913      109,752       23,158
Cost of capital stock reacquired........  (1,099,501,154)   (251,770,455)  (3,104,687)    (655,800)
                                         ---------------  --------------  -----------  -----------
 Increase (decrease) in net assets
 resulting from capital stock
 transactions...........................      25,357,969     153,774,364    1,376,255    1,192,128
                                         ---------------  --------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.   (463,917,366)   (748,577,689)      279,099      855,150
NET ASSETS:
Beginning of year.......................   4,091,054,259   4,839,631,948   10,855,150   10,000,000
                                         ---------------  --------------  -----------  -----------
End of year............................. $ 3,627,136,893  $4,091,054,259  $11,134,249  $10,855,150
                                         ---------------  --------------  -----------  -----------
Undistributed net investment income
included in net assets at the end of
the year................................ $     1,018,426  $      399,228  $    15,897  $         -
                                         ---------------  --------------  -----------  -----------
SHARES ISSUED AND REACQUIRED:
Sold....................................      40,847,713       5,801,417      547,357      183,565
Issued for distributions reinvested.....       5,243,133       6,635,177       13,915        2,392
Reacquired..............................     (45,160,376)     (7,746,971)    (390,524)     (65,428)
                                         ---------------  --------------  -----------  -----------
 Increase in shares outstanding.........         930,470       4,689,623      170,748      120,529
Shares outstanding:
 Beginning of year......................     135,869,682     131,180,059    1,120,529    1,000,000
                                         ---------------  --------------  -----------  -----------
 End of year............................     136,800,152     135,869,682    1,291,277    1,120,529
                                         ---------------  --------------  -----------  -----------

* Date operations commenced.

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            103
                         NOTES TO FINANCIAL STATEMENTS


Note 1 -- Organization

 VALIC Company I (the "Series" or "VC I") was incorporated under the laws of Maryland on December 7, 1984, by The Variable Annuity Life Insurance Company ("VALIC"). VALIC, the investment adviser to the Series, is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Series is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Series consists of 22 separate mutual funds (the "Funds"), each of which issues its own separate class of capital shares:

Asset Allocation Fund              Large Cap Growth Fund
Blue Chip Growth Fund              Mid Cap Index Fund
Capital Conservation Fund          Money Market I Fund
Core Equity Fund                   Nasdaq-100(R) Index Fund
Government Securities Fund         Opportunities Fund
Growth & Income Fund               Science & Technology Fund
Health Sciences Fund               Small Cap Fund
Income & Growth Fund               Small Cap Index Fund
International Equities Fund        Social Awareness Fund
International Government Bond Fund Stock Index Fund
International Growth I Fund        Value Fund

 Each Fund is diversified with the exception of International Government Bond Fund, Nasdaq-100(R) Index Fund and Health Sciences Fund, which are non-diversified as defined by the 1940 Act. Effective June 30, 2003, the Opportunities Fund changed its name to Growth Fund.

 Indemnifications. Under the Series' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Series. In addition, in the normal course of business the Series enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series that have not yet occurred. However, the Series expect the risk of loss to be remote.

Note 2 -- Significant Accounting Policies

 The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

A. Investment Valuation

 Securities listed or traded on a national exchange are valued daily at their last reported sale price as of the close of the customary trading session on the exchange where the security is principally traded. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

 Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued as of the close of such exchange. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, are valued at representative quoted prices. Such quoted prices generally are obtained from third party pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly traded corporate bonds are valued at prices obtained from third party pricing services.

 Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock. Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short term security with a remaining maturity of 60 days or less and all investments of the Money Market I Fund are valued by the amortized cost method which approximates fair market value. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such securities are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined in good faith under the direction of the Board of Directors.

B. Options, Futures, and Forward Currency Contracts

 Call and Put Options. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If a fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option by the holder.

 Purchased options are recorded as investments. If a purchased option expires, a fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (or loss), to the extent that the proceeds from the sale are greater (or less) than the cost of the option. If a fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.

 Futures Contracts. In order to gain exposure to or to protect against changes in security values, a fund may buy and sell futures contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. The initial margin deposit made upon entering into a futures contract is held by the custodian bank, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.

 Forward Currency Contracts. Certain funds may enter into forward currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. Forward currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. During the period the forward currency contract is open, the contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was

- -----------------------------------------------------------------------------

104
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED


closed. A fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts, or if the Fund is unable to enter into a closing position.

 The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying portfolio securities, the custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of a fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

C. Repurchase Agreements

 Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds. The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

 At May 31, 2003, certain funds held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Company, which is dated May 30, 2003, bears interest at a rate of 1.18% per annum, has a principal amount of $159,912,000, a repurchase price of $159,927,725, and matures June 2, 2003. The repurchase agreement is collateralized by $160,515,000 of U.S. Treasury Notes (bearing interest at the rate of 2.13% per annum and maturing August 31, 2004) with a market value of $163,123,369. The following funds held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Company:

                                     Percentage  Principal
                    Fund             Ownership    Amount
                    ---------------- ---------- -----------
                    Growth & Income.    2.35%   $ 3,753,000
                    Large Cap Growth    3.68      5,886,000
                    Money Market I..    9.68     15,477,000

D. Foreign Currency Translation

 The accounting records of each fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates at the date of valuation.
 Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.
 In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are marked-to-market daily to reflect fluctuations in foreign exchange rates.

E. Restricted Securities

 A fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. A fund may invest in 144A securities (in accordance with a fund's investment restrictions as listed in the Statement of Additional Information) that have been determined to be liquid. In making this determination the Fund will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, a fund could consider frequency of trading and available quotes, number of dealers and potential purchasers, dealer undertakings to make a market, and the potential limitations on the transfer of ownership.

F. Securities Lending

 To realize additional income, a fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Any such loans will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate. The Fund may use the cash collateral received to invest in short-term investments. The description of the short-term investments made with cash collateral from securities lending is included in the applicable fund's Schedule of Investments. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a fund will only be made to broker-dealers deemed by the Custodian to be creditworthy and will not be made unless, in the judgment of VALIC, the consideration to be earned from such loans would justify the risk. It is the Series' policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. Each fund receives income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received.

G. Federal Income Taxes

 Each fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

H. Investment Transactions and Related Investment Income

 Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and capital gain distributions received are recorded on the ex-dividend date. Interest income on investments is accrued daily.

I. Distributions to Shareholders

 Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly, except for the Money Market I Fund, which declares daily. Distributions from net realized capital gains, if any, are normally declared and paid annually.
 Investment income and capital gains and losses are recognized in accordance with GAAP ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions.
 At the end of the fiscal year, offsetting adjustments to undistributed net investment income, additional paid in capital and accumulated net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year. Net assets are not affected by these adjustments.

- -----------------------------------------------------------------------------

                                                                            105
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED


Note 3 -- Advisory Fees and Other Transactions with Affiliates

 VALIC serves as investment adviser to the Series. Certain officers and directors of the Series are officers and directors of VALIC or affiliates of VALIC.
 VALIC receives from the Series a monthly fee based on each fund's average daily net asset value at the following annual rates.

   Stock Index Fund                   0.35% on the first $500 million;
   Mid Cap Index Fund                   0.25% on the assets over $500 million
   Small Cap Index Fund
   International Equities Fund
   --------------------------------------------------------------------------
   Core Equity Fund                   0.80%
   Blue Chip Growth Fund
   --------------------------------------------------------------------------
   Growth & Income Fund               0.75%
   --------------------------------------------------
   Science & Technology Fund          0.90%
   Small Cap Fund
   --------------------------------------------------
   Health Sciences Fund               1.00%
   International Growth I Fund
   --------------------------------------------------
   Large Cap Growth Fund              0.95%
   --------------------------------------------------
   Social Awareness Fund              0.50%
   Asset Allocation Fund
   Capital Conservation Fund
   Government Securities Fund
   International Government Bond Fund
   Money Market I Fund
   --------------------------------------------------
   Opportunities Fund                 0.95%
   --------------------------------------------------
   Nasdaq-100(R) Index Fund           0.40%
   --------------------------------------------------
   Income & Growth Fund               0.77%
   --------------------------------------------------
   Value Fund                         0.78%

 VALIC agreed to waive a portion of its management fee or to reimburse certain expenses of the funds listed below through August 31, 2003. The table below reflects total annual operating expenses by fund, as limited by the advisor, shown as a percentage of average net assets.

                                               Maximum
                                               Expenses
                       Fund                   Limitation
                       ---------------------------------
                       Core Equity...........    0.85%
                       Growth & Income.......    0.85%
                       Income & Growth.......    0.83%
                       International Growth I    1.06%
                       Large Cap Growth......    1.06%
                       Money Market I........    0.60%
                       Science & Technology..    1.00%
                       Small Cap.............    0.95%

 VALIC has entered into sub-advisory agreements with the following:
     AIG Global Investment Corp.--sub-adviser for the Asset Allocation Fund,
        Capital Conservation Fund, Government Securities Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Nasdaq-100(R) Index Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund.
     American Century Investment Management, Inc.--sub-adviser for the Income &
        Growth Fund and International Growth I Fund.
     Founders Asset Management LLC--co-sub-adviser for approximately 50% of the
        Small Cap Fund.
     Putnam Investment Management LLC--sub-adviser for the Opportunities Fund and Value Fund.
     AIG SunAmerica Asset Management Corp.--sub-adviser for the Growth & Income
        Fund, Large Cap Growth Fund and Money Market I Fund.
     T. Rowe Price Associates, Inc.--sub-adviser for the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and for approximately 50% of the Small Cap Fund.
     Wellington Management Company, LLP--co-sub-adviser for approximately 50%
        of the Core Equity Fund.
     WM Advisors, Inc.--sub-adviser for approximately 50% of the Core Equity
        Fund.
The sub-advisers are compensated for their services by VALIC.

 Effective October 1, 2001, the Series entered into an Administrative Services Agreement with AIG SunAmerica Asset Management Corp. ("SAAMCo"). SAAMCo receives from each fund an annual fee of 0.07% based on the average daily net assets of the Fund. Under the agreement, SAAMCo will provide certain accounting and administrative services to the Series. During the year ended May 31, 2003, the Series accrued $6,558,610 for accounting and administrative services.

  Effective October 17, 2000, the series entered into an amended Transfer Agency and Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between the Series and their "institutional" shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. For the year ended May 31, 2003, the Series incurred $113,456 in transfer agency and services fees.

  On January 23, 2001, the Board of Directors approved a Deferred Compensation Plan for its independent directors who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferred payment was made in March of 2001. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different investment options that are specified in the plan as selected by the directors.

  The Series provides a retirement plan for its independent directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The Series is responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each director's years of service. As of May 31, 2003, the Series had a retirement plan liability to its independent directors totaling $1,300,114 which is included in the accrued expenses and other liabilities line of the Statement of Assets and Liabilities. During the year ending May 31, 2003, a total of $55,846 was paid to retired directors.

- -----------------------------------------------------------------------------

106
                  NOTES TO FINANCIAL STATEMENTS - CONTINUED


  At May 31, 2003, VALIC, AIG Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds:

              Fund                           VALIC  AIGAIC  AGL
              ----------------------------- ------  ------ -----
              Asset Allocation.............  99.95%     *      *
              Blue Chip Growth............. 100.00%     *      *
              Capital Conservation......... 100.00%     *      *
              Core Equity.................. 100.00%     *      *
              Government Securities........  88.55% 11.45%     *
              Growth & Income..............  92.91%  7.09%     *
              Health Sciences.............. 100.00%     *      *
              Income & Growth.............. 100.00%     *      *
              International Equities.......  93.80%     *      *
              International Government Bond 100.00%     *      *
              International Growth I....... 100.00%     *      *
              Large Cap Growth............. 100.00%     *      *
              Mid Cap Index................  97.53%     *      *
              Money Market I...............  82.64%     *  13.51%
              Nasdaq-100(R) Index..........  94.62%     *   5.37%
              Opportunities................  87.33% 12.67%     *
              Science & Technology.........  99.82%     *      *
              Small Cap.................... 100.00%     *      *
              Small Cap Index..............  99.02%     *      *
              Social Awareness............. 100.00%     *      *
              Stock Index..................  93.32%     *      *
              Value........................ 100.00%     *      *

- --------
*  Less than 5% ownership.

  As disclosed in the schedule of investments, certain funds own common stock issued by AIG or an affiliate thereof. During the year ended May 31, 2003, the following funds recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                         Realized
    Fund                          Security              Gain/(Loss)  Income
    ---------------- ---------------------------------- ----------- --------
    Asset Allocation American International Group, Inc.          -  $  4,611
    Blue Chip Growth American International Group, Inc.          -       549
    Core Equity..... American International Group, Inc. $    1,706    21,757
    Growth & Income. American International Group, Inc.          -     5,536
    Income & Growth. American International Group, Inc.    (41,945)    1,466
    Small Cap....... AIG Funding, Inc.                           -       567
    Social Awareness American International Group, Inc.     21,054     7,835
    Stock Index..... American International Group, Inc.  2,395,538   193,524

  During the period, the following funds incurred brokerage commissions with affiliated brokers which are affiliates of a sub-adviser:

                                   Income & Growth International Growth I
                                   --------------- ----------------------
      J.P. Morgan Securities, Inc.      $432              $93,191

  On June 27, 2002 and January 8, 2003, AIGGIC, the sub-adviser of the Asset Allocation Fund, purchased Republic of Poland 6.25%, 07/03/2012 and Republic of Chile 5.50%, 1/15/2013 bonds, respectively. The Fund has an investment restriction that states the Fund may not make investments in emerging market countries. On June 28, 2002, AIGGIC sold Republic of Poland for a gain of $1,082 to the Fund, which increased the Fund's total return by less than 0.01%. On January 15, 2003, AIGGIC sold Republic of Chile resulting in no gain or loss to the Fund.

  On May 8, 2003, AIGGIC, the sub-adviser for the Asset Allocation Fund, purchased British Sky Broadcasting Group, PLC 6.88%, 2/23/2009 bonds with a rating of Ba1/BB+. The Fund has an investment restriction that states the Fund may not make investments in bonds rated lower than Baa3/BBB-. On May 28, 2003, AIGGIC sold the security at a gain of $24 to the Fund. The gain to the Fund increased the Fund's total return by less than 0.01%.

  On June 26, 2002, T. Rowe Price, the sub-adviser for the Health Sciences Fund wrote 131 call options on Amgen, Inc. and on June 27, 2002, T. Rowe Price wrote an additional 24 call options on Amgen, Inc. The 155 total call options written on Amgen, Inc. represented 15,500 shares of Amgen, Inc. common stock. On June 27, 2002, the Fund held 15,300 shares of Amgen, Inc. common stock, resulting in 2 written call option contracts (200 underlying shares) being uncovered. The Fund has an investment restriction that states the Fund may only write covered call options. On July 12, 2002, T. Rowe Price purchased 2 call options, offsetting the 2 written call options that were uncovered, resulting in a gain of $103 to the Fund. The gain to the Fund increased the Fund's total return by less than 0.01%.

Note 4 -- Investment Activity

  During the year ended May 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short term securities and government securities, were as follows:

                                           Cost of     Proceeds from
                                          Securities  Securities Sold
           Fund                           Purchased     or Matured
           ----------------------------- ------------ ---------------
           Asset Allocation............. $ 91,989,437  $ 94,724,908
           Blue Chip Growth.............   12,665,243     8,215,404
           Capital Conservation.........   71,167,155    70,507,161
           Core Equity..................  136,328,110   191,267,452
           Government Securities........   15,653,593    24,487,958
           Growth & Income..............  161,433,223   170,043,674
           Health Sciences..............   46,896,191    26,612,289
           Income & Growth..............  123,531,598   132,463,110
           International Equities.......       45,071     3,509,770
           International Government Bond   91,511,916    62,244,572
           International Growth I.......  659,764,009   677,222,923
           Large Cap Growth.............  344,250,253   351,617,022
           Mid Cap Index................  150,026,616    95,067,729
           Nasdaq-100(R) Index..........   22,906,433     1,617,791
           Opportunities................    3,123,748     2,669,405
           Science & Technology.........  492,338,993   491,705,024
           Small Cap....................  358,430,567   399,879,623
           Small Cap Index..............   87,864,224    72,044,883
           Social Awareness.............  187,150,734   222,187,688
           Stock Index..................  189,400,139   259,029,407
           Value........................    5,197,132     3,823,516

 The cost of purchases and proceeds from sales of U.S. government securities were as follows:

                                           Cost of     Proceeds from
                                          Securities  Securities Sold
           Fund                           Purchased     or Matured
           ----------------------------- ------------ ---------------
           Asset Allocation............. $ 76,180,635  $ 91,906,682
           Capital Conservation.........  110,509,053    95,274,835
           Government Securities........  397,604,160   321,958,488
           International Government Bond   24,557,212    22,150,923

- -----------------------------------------------------------------------------

                                                                            107
                  NOTES TO FINANCIAL STATEMENTS - CONTINUED



  Transactions in call and put options written during the year ended May 31, 2003 for the Health Sciences Fund are summarized as follows:

                                         Written Options
                                      ---------------------
                                      Number of   Premiums
                                      Contracts   Received
                                      --------- -----------
                    Beginning of year    2,075  $   644,446
                    Written..........   16,787    3,178,008
                    Closed...........  (11,223)  (2,415,648)
                    Exercised........      (74)     (29,123)
                    Expired..........   (4,535)    (573,746)
                                      --------- -----------
                    End of year......    3,030  $   803,937
                                      --------- -----------

  Open call option contracts written at May 31, 2003 for the Health Sciences Fund were as follows:

                                                                Market Value   Unrealized
                             Contract Strike Number of Premiums      at       Appreciation
Issue                         Month   Price  Contracts Received May 31, 2003 (Depreciation)
- ---------------------------- -------- ------ --------- -------- ------------ --------------
Abgenix, Inc................  Jul-03  $12.5      70    $ 6,790    $ 5,250       $  1,540
AmerisourceBergen, Inc......  Aug-03     55      21      3,680     18,690        (15,010)
AmerisourceBergen, Inc......  Aug-03     60      47      6,542     23,030        (16,488)
Amgen, Inc..................  Jul-03     65     126     17,295     28,980        (11,685)
Amgen, Inc..................  Jul-03     60     153     38,510     88,740        (50,230)
Amgen, Inc..................  Jul-03     65      96     21,791     43,200        (21,409)
Anthem, Inc.................  Sep-03     70      14      2,511      9,100         (6,589)
Biogen, Inc.................  Oct-03     40      51      9,902     29,070        (19,168)
Biovail Corp................  Jul-03     50      67     12,193     11,390            803
Cardinal Health, Inc........  Sep-03     60      87     13,658     22,620         (8,962)
Forest Laboratories, Inc....  Nov-03     55      46     10,577     13,110         (2,533)
Gilead Sciences, Inc........  Jun-03     45      44     11,066     33,000        (21,934)
Gilead Sciences, Inc........  Aug-03     45      37     13,948     32,190        (18,242)
HCA, Inc....................  Nov-03     35      11      1,507      2,035           (528)
IDEC Pharmaceuticals Corp...  Jul-03     35      22      3,674     10,560         (6,886)
ImClone Systems, Inc........  Aug-03   22.5      16      2,766     12,960        (10,194)
Eli Lilly and Co............  Jul-03     65      46      5,140      4,370            770
Eli Lilly and Co............  Jul-03     60      22      5,544      6,050           (506)
Eli Lilly and Co............  Jul-03     55      45     22,958     27,450         (4,492)
Eli Lilly and Co............  Jun-03     60      45      6,615      9,000         (2,385)
Medicines Co................  Jul-03     20      60      4,110     24,600        (20,490)
MedImmune, Inc..............  Sep-03   37.5     246     41,407     56,580        (15,173)
MedImmune, Inc..............  Jun-03     35      69      8,382     13,455         (5,073)
MedImmune, Inc..............  Sep-03     40      87      7,831     12,180         (4,349)
MedImmune, Inc..............  Jul-03     35      21      2,562      5,565         (3,003)
Neurocrine Biosciences, Inc.  Jun-03     45      45      8,028     27,900        (19,872)
Neurocrine Biosciences, Inc.  Aug-02     50      65     10,470     27,300        (16,830)

                                                         Market Value   Unrealized
                      Contract Strike Number of Premiums      at       Appreciation
Issue                  Month   Price  Contracts Received May 31, 2003 (Depreciation)
- --------------------- -------- ------ --------- -------- ------------ --------------
Omnicare, Inc........  Jun-03    25        90      9,915     23,400       (13,485)
St Jude Medical, Inc.  Jul-03    45        14      2,480     16,100       (13,620)
Teva Pharmaceutical
 Industries, Ltd. ADR  Sep-03    45        82      5,617     56,580       (50,963)
Trimeris, Inc........  Jul-03    45        44      4,708     25,520       (20,812)
Trimeris, Inc........  Oct-03    55        69     12,429     15,870        (3,441)
Trimeris, Inc........  Oct-03    50        89     15,013     39,160       (24,147)
Waters Corp..........  Aug-03    25        63      7,691     25,200       (17,509)
Wyeth................  Jul-03    40        89      9,523     41,830       (32,307)
Wyeth................  Oct-03    40       146     27,657     83,220       (55,563)
                      -------- ------ --------- -------- ------------ --------------
                                        2,345   $394,490   $925,255     $(530,765)
                      -------- ------ --------- -------- ------------ --------------

  Open put option contracts written at May 31, 2003 for the Health Sciences Fund were as follows:

                                                              Market Value   Unrealized
                           Contract Strike Number of Premiums      at       Appreciation
Issue                       Month   Price  Contracts Received May 31, 2003 (Depreciation)
- -------------------------- -------- ------ --------- -------- ------------ --------------
Amgen, Inc................  Jul-03  $  60      23    $  7,578   $  2,185      $  5,393
Amgen, Inc................  Jul-03     65      15      11,804      3,900         7,904
Anthem, Inc...............  Sep-03     70       9       4,563      2,655         1,908
Baxter International, Inc.  Jan-04     20      32       8,087      2,560         5,527
Baxter International, Inc.  Jan-04     25      42      12,263     10,920         1,343
Biogen, Inc...............  Oct-03     40      23       8,901      6,900         2,001
Bristol Meyers Squibb.....  Jan-04   27.5       6       3,942      2,400         1,542
Bristol Meyers Squibb.....  Jan-04     25      31      16,106      7,750         8,356
Bristol Meyers Squibb.....  Jan-04     30      78      45,434     45,240           194
Genentech, Inc............  Jan-04     55      91      58,414     42,770        15,644
Genentech, Inc............  Jan-04     60      45      40,709     30,600        10,109
Genentech, Inc............  Jan-04     65      48      44,014     44,640          (626)
Guidant Corp..............  Jan-04     40      69      64,977     23,460        41,517
Guidant Corp..............  Jan-04     45      23      17,005     13,570         3,435
IDEC Pharmaceuticals
 Corp.....................  Jul-03     40      46      16,132     17,480        (1,348)
Merck, Inc................  Jan-04     55      14      11,018      6,580         4,438
Universal Health Services.  Oct-03     45      90      38,500     30,600         7,900
                           -------- ------ --------- -------- ------------ --------------
                                              685    $409,447   $294,210      $115,237
                           -------- ------ --------- -------- ------------ --------------

- ----------------------------------------------------------------------------

108
                  NOTES TO FINANCIAL STATEMENTS - CONTINUED



Note 5 -- Federal Income Taxes

  The information in the following table is presented on the basis of cost for Federal Income Tax purposes at May 31, 2003.

                         Identified Cost     Gross         Gross     Net Unrealized
                         of Investments    Unrealized    Unrealized   Appreciation
Fund                          Owned       Appreciation  Depreciation (Depreciation)
- ------------------------ --------------- -------------- ------------ --------------
Asset Allocation........ $  163,979,971  $   18,499,848 $  8,786,649 $   9,713,199
Blue Chip Growth........     25,340,004       1,890,588    2,567,328      (676,740)
Capital Conservation....    102,314,020       2,557,564       63,228     2,494,336
Core Equity.............    656,853,241      26,629,098  122,351,586   (95,722,488)
Government Securities...    193,816,951       5,555,802            -     5,555,802
Growth & Income.........    181,432,827      11,131,498   11,153,190       (21,692)
Health Sciences.........     84,769,447      11,802,037    5,576,221     6,225,816
Income & Growth.........    220,272,715      17,055,290   27,083,202   (10,027,912)
International Equities..    101,011,836       8,774,044   28,900,330   (20,126,286)
International Government
 Bond...................    141,233,310      21,464,861      703,565    20,761,296
International Growth I..    390,688,891      32,522,809    4,186,246    28,336,563
Large Cap Growth........    446,961,228      29,653,107   27,273,573     2,379,534
Mid Cap Index...........  1,265,203,704     172,224,571  254,040,722   (81,816,151)
Money Market I..........    530,533,066               -            -             -
NASDAQ-100(R) Index.....     61,058,989       3,173,583   10,650,349    (7,476,766)
Opportunities...........      4,300,915         203,532      429,804      (226,272)
Science & Technology....  1,480,632,989     104,498,092  320,779,782  (216,281,690)
Small Cap...............    612,541,159      73,679,297   62,515,946    11,163,351
Small Cap Index.........    338,664,930      37,358,773   66,189,935   (28,831,162)
Social Awareness........    367,875,628      30,096,685   38,007,913    (7,911,228)
Stock Index.............  2,977,179,097   1,238,774,856  543,169,087   695,605,769
Value...................     11,636,855         489,268    1,017,213      (527,945)

   The following tables detail the tax basis distributions as well as the components of distributable earnings. As of May 31, 2003, the tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions. Also included in the following tables are the capital loss carryforwards at May 31, 2003.

  The tax character of distributions paid during the year ended May 31, 2002 were as follows:

                                           Distributions paid from:
                                 --------------------------------------------
                                  Ordinary   Net Long Term   Total Taxable
   Fund                            Income    Capital Gains Distributions Paid
   ----------------------------- ----------- ------------- ------------------
   Asset Allocation............. $ 7,107,258 $  3,536,714     $ 10,643,972
   Blue Chip Growth.............      11,404            -           11,404
   Capital Conservation.........   3,724,669            -        3,724,669
   Core Equity..................   4,285,757            -        4,285,757
   Government Securities........   6,503,121            -        6,503,121
   Growth & Income..............   4,687,875      508,990        5,196,865
   Health Sciences..............           -            -                -
   Income & Growth..............   2,330,732            -        2,330,732
   International Equities.......   2,128,544   13,127,599       15,256,143
   International Government Bond           -      840,901          840,901
   International Growth I.......   1,035,279            -        1,035,279
   Large Cap Growth.............           -            -                -
   Mid Cap Index................  24,346,175   89,901,940      114,248,115
   Money Market I...............  13,300,299            -       13,300,299
   Nasdaq-100(R) Index..........           -            -                -
   Opportunities................           -            -                -
   Science & Technology.........           -   95,656,832       95,656,832
   Small Cap....................           -            -                -
   Small Cap Index..............  11,628,416   22,611,395       34,239,811
   Social Awareness.............   3,274,137   13,322,022       16,596,159
   Stock Index..................  44,999,778  169,524,135      214,523,913
   Value........................      23,158            -           23,158

  The tax character of distributions paid during the year ended May 31, 2003 were as follows:

                                           Distributions paid from:
                                 --------------------------------------------
                                  Ordinary   Net Long Term   Total Taxable
   Fund                            Income    Capital Gains Distributions Paid
   ----------------------------- ----------- ------------- ------------------
   Asset Allocation............. $ 3,974,959  $         -     $  3,974,959
   Blue Chip Growth.............           -            -                -
   Capital Conservation.........   3,172,002            -        3,172,002
   Core Equity..................   6,153,017            -        6,153,017
   Government Securities........   6,603,003    1,128,550        7,731,553
   Growth & Income..............   1,435,004            -        1,435,004
   Health Sciences..............           -            -                -
   Income & Growth..............   2,693,004            -        2,693,004
   International Equities.......     930,002            -          930,002
   International Government Bond           -      671,332          671,332
   International Growth I.......   6,113,264            -        6,113,264
   Large Cap Growth.............     253,510            -          253,510
   Mid Cap Index................   6,863,215   33,800,632       40,663,847
   Money Market I...............   5,987,391            -        5,987,391
   Nasdaq-100(R) Index..........           -            -                -
   Opportunities................           -            -                -
   Science & Technology.........           -            -                -
   Small Cap....................           -            -                -
   Small Cap Index..............   1,695,206            -        1,695,206
   Social Awareness.............   9,873,151      971,157       10,844,308
   Stock Index..................  46,820,984   83,682,769      130,503,753
   Value........................     109,752            -          109,752

                                                                            109
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED



As of May 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                 Accumulated Earnings             Accumulated Capital and Other Losses
                              --------------------------- ----------------------------------------------------
                                                            Post October 31, 2002
                              Undistributed Undistributed --------------------------                             Unrealized
                                Ordinary      Long-Term   Capital Loss Currency Loss Other Loss  Capital Loss  Appreciation/
Fund                             Income     Capital Gains   Deferral     Deferral    Deferrals  Carryforward*+ (Depreciation)
- ----                          ------------- ------------- ------------ ------------- ---------- -------------- --------------
Asset Allocation.............  $  417,902    $ 1,672,519  $          -   $      -     $      -  $            - $   9,713,196
Blue Chip Growth.............           -              -       836,715        500            -       3,029,378      (676,740)
Capital Conservation.........      58,530        931,395             -          -            -               -     2,494,336
Core Equity..................     130,112              -    22,159,911          -            -     158,597,836   (95,722,488)
Government Securities........   4,454,578      6,896,250             -          -            -               -     5,555,803
Growth & Income..............      38,211              -    13,677,243          -            -      39,734,533       (21,692)
Health Sciences..............           -              -     2,152,346          -      366,291       5,215,472     5,827,479
Income & Growth..............     192,635              -    15,610,453          -            -      38,071,077   (10,027,912)
International Equities.......     529,413              -       862,771          -            -      11,900,066   (20,016,545
International Government Bond   4,685,936      1,030,527             -          -       34,131               -    20,816,860
International Growth I.......     535,635              -    32,139,878    151,245            -     244,178,218    28,409,048
Large Cap Growth.............           -              -    31,900,876          -            -     352,027,854     2,379,534
Midcap Index.................     512,213     11,002,160       296,662          -            -               -   (81,816,151)
Money Market I...............       1,257              -             -          -            -               -             -
Nasdaq-100(R) Index Fund.....           -              -     2,142,983          -            -       5,022,007    (7,476,766)
Opportunities................           -              -       239,209          -            -       3,000,557      (226,272)
Science & Technology.........           -              -   175,487,353      2,446            -   1,534,191,711  (216,280,856)
Small Cap....................           -              -    34,925,995          -            -     158,480,448    11,163,351
Small Cap Index..............     266,316              -             -          -            -       6,898,480   (28,831,162)
Social Awareness.............      72,676              -    27,201,638          -            -      43,322,372    (7,911,228)
Stock Index..................   3,124,159     11,718,422             -          -            -               -   695,605,769
Value........................      15,897              -       708,920          -            -         213,166      (527,945)



                                    Total
                                 Accumulated
Fund                          Earnings/(Deficit)
- ----                          ------------------
Asset Allocation.............  $    11,803,617
Blue Chip Growth.............       (4,543,333)
Capital Conservation.........        3,484,261
Core Equity..................     (276,350,123)
Government Securities........       16,906,631
Growth & Income..............      (53,395,257)
Health Sciences..............       (1,906,630)
Income & Growth..............      (63,516,807)
International Equities.......      (32,249,969)
International Government Bond       26,499,192
International Growth I.......     (247,524,658)
Large Cap Growth.............     (381,549,196)
Midcap Index.................      (70,598,440)
Money Market I...............            1,257
Nasdaq-100(R) Index Fund.....      (14,641,756)
Opportunities................       (3,466,038)
Science & Technology.........   (1,925,962,366)
Small Cap....................     (182,243,092)
Small Cap Index..............      (35,463,326)
Social Awareness.............      (78,362,562)
Stock Index..................      710,448,350
Value........................       (1,434,134)

*Net realized capital loss carryforwards may be utilized to offset future capital gains. During the year ending May 31, 2003, the Capital Conservation Fund utilized $1,910,566 of capital loss carryforwards to offset current year gains.
+Expires 2009-2011.

- -----------------------------------------------------------------------------

110
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED



Note 6 -- Expense Reductions

 Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses have been reduced. For the year ended May 31, 2003, the amount of expense reductions received by each fund is listed as a separate line called fees paid indirectly in the statement of operations.

Note 7 -- Investment Concentration

 A significant portion of the Government Securities Fund's investments may be in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of the Fund's concentration in such investments, it may be subject to risks associated with U.S. Government securities. At the end of the period, the Fund had 50.35% of its net assets invested in such securities.

 At the end of the period, the International Government Bond Fund, International Equities Fund and International Growth I Fund had 14.60%, 17.19%, and 12.67%, respectively, of its net assets invested in securities issued by the Government of Japan or Japanese companies. In addition, the International Growth I Fund and the International Equities Fund had 16.44% and 22.82% respectively, in securities issued by United Kingdom companies and the International Growth I Fund had 14.43% of its net assets invested in French companies. Future economic and political developments in a foreign country could adversely affect the liquidity and value of foreign securities or the currency exchange rates from which foreign currencies are translated.

 The Health Sciences Fund is concentrated in the health services industry and is less diversified than stock funds investing in a broader range of industries. The Fund may also invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management or managed care. Developments that could adversely effect the Fund include increased competition in the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and obsolescence of popular products.

 The Nasdaq-100(R) Index Fund is concentrated in the technology sector. As a result, the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. Because the Nasdaq-100(R) Index may consist of relatively more companies in certain industry sectors than others, (such as technology), the Fund's performance may be more susceptible to any developments which effect those sectors emphasized by the Index.

Note 8 -- Bank Line of Credit

 The Series and VALIC Company II have established a $85 million committed and $40 million uncommitted lines of credit with State Street Bank & Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit, which is included in miscellaneous expenses on the Statement of Operations. For the year ended May 31, 2003, the following funds had borrowings:

                                                        Average   Weighted
                                     Days     Interest    Debt    Average
                                  Outstanding Charges   Utilized  Interest
                                  ----------- -------- ---------- --------
      Blue Chip Growth Fund......      4       $  226  $  890,003   2.30%
      Core Equity Fund...........     12          874   1,156,544   2.27%
      Income & Growth Fund.......      7          408     918,083   2.28%
      International Growth I Fund     12          895   1,482,584   1.84%
      Large Cap Growth Fund......      2          718   7,386,710   1.75%
      Small Cap Fund.............      6        1,115   2,960,320   2.26%
      Social Awareness Fund......      4          546   2,140,279   2.30%
      Stock Index Fund...........     16        5,523   5,449,868   2.27%

 As of May 31, 2003, none of the Funds had outstanding borrowings.

Note 9 -- Investment Holdings by Country

 As of May 31, 2003, the following represents investment holdings by country:

                              International Growth I Fund International Equities Fund
                              --------------------------  ---------------------------
                              Percent of                  Percent of
                              Net Assets   Market Value   Net Assets   Market Value
 Country:                     ----------   ------------   ----------   ------------
 Australia...................    2.45 %    $  8,473,361       4.11%    $ 3,725,130
 Austria.....................    0.24 %         830,421       0.17%        151,083
 Belgium.....................       --               --       0.98%        888,189
 Bermuda.....................       --               --       0.11%         96,593
 Canada......................    1.25 %       4,332,499         --              --
 Cayman Island...............       --               --       0.01%         10,284
 China.......................     1.52%       5,247,744         --              --
 Denmark.....................       --               --       0.92%        832,572
 Finland.....................       --               --       1.75%      1,586,934
 France......................   14.43 %      49,825,955       8.52%      7,723,265
 Germany.....................    7.39 %      25,515,802       5.60%      5,074,991
 Greece......................       --               --       0.29%        262,922
 Hong Kong...................    0.45 %       1,561,206       1.34%      1,217,441
 Hungary.....................    0.18 %         631,112         --              --
 Ireland.....................    2.98 %      10,287,934       0.82%        740,254
 Italy.......................    6.86 %      23,677,865       3.79%      3,437,987
 Japan.......................   12.67 %      43,733,582      17.19%     15,586,366
 Korea.......................    0.61 %       2,090,248         --              --
 Luxembourg..................       --               --       0.06%         55,714
 Mexico......................    0.33 %       1,152,602         --              --
 Netherlands.................    3.37 %      11,618,744       4.59%      4,158,630
 New Zealand.................       --               --       0.18%        165,241
 Norway......................       --               --       0.46%        421,244
 Portugal....................       --               --       0.33%        300,943
 Singapore...................       --               --       0.76%        689,956
 Spain.......................    6.24 %      21,524,637       3.37%      3,052,767
 Sweden......................    1.69 %       5,836,995       1.92%      1,744,301
 Switzerland.................    8.10 %      27,955,673       7.16%      6,497,236
 United Kingdom..............   16.44 %      56,743,709      22.82%     20,697,220
 United States...............   34.18 %     117,985,365       1.95%      1,768,287
                              -------------------------------------------------------
 Total Investments...........  121.38 %     419,025,454      89.20%     80,885,550
 Other assets and liabilities  (21.38)%     (73,812,747)     10.80%      9,794,714
                              -------------------------------------------------------
  Net assets.................  100.00 %    $345,212,707     100.00%    $90,680,264
                              -------------------------------------------------------

- -----------------------------------------------------------------------------

                                                                            111
                             FINANCIAL HIGHLIGHTS


                                                                                    Asset Allocation Fund
                                                                 -----------------------------------------------------------
                                                                                      Year Ended May 31,
                                                                 -----------------------------------------------------------
                                                                      2003         2002       2001       2000        1999
                                                                 --------       --------   --------   ----------  ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $  11.35       $  12.71   $  14.68   $    14.43  $    14.02
                                                                 --------       --------   --------   ----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.25/(f)/      0.33       0.43         0.44        0.40
   Net realized and unrealized gain (loss) on securities and        (0.12)         (1.03)     (0.79)        0.51        1.26
    foreign currency related transactions....................... --------       --------   --------   ----------  ----------
   Total income (loss) from investment operations...............     0.13          (0.70)     (0.36)        0.95        1.66
                                                                 --------       --------   --------   ----------  ----------
Distributions from:
   Investment income............................................    (0.26)         (0.33)     (0.43)       (0.44)      (0.40)
   Realized gain on securities..................................    (0.01)         (0.33)     (1.18)       (0.26)      (0.85)
                                                                 --------       --------   --------   ----------  ----------
   Total distributions..........................................    (0.27)         (0.66)     (1.61)       (0.70)      (1.25)
                                                                 --------       --------   --------   ----------  ----------
Net asset value at end of period................................ $  11.21       $  11.35   $  12.71   $    14.68  $    14.43
                                                                 --------       --------   --------   ----------  ----------
TOTAL RETURN/(a)(c)/............................................     1.28%/(g)/    (5.57)%    (2.46)%       6.65%      12.23%
                                                                 --------       --------   --------   ----------  ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.72%          0.64%      0.58%        0.55%       0.57%
Ratio of expenses to average net assets/(e)/....................     0.72%          0.64%      0.58%        0.55%       0.57%
Ratio of expense reductions to average net assets...............     0.00%          0.00%      0.00%        0.00%       0.00%
Ratio of net investment income (loss) to average net assets/(d)/     2.36%          2.71%      3.10%        2.98%       2.81%
Ratio of net investment income (loss) to average net assets/(e)/     2.36%             -          -            -           -
Portfolio turnover rate.........................................      112%            71%       112%         162%        160%
Number of shares outstanding at end of period (000's)...........   14,704         15,944     16,388       16,135      17,222
Net assets at end of period (000's)............................. $164,757       $180,925   $208,369   $  236,804  $  248,473

                                                                            Blue Chip Growth Fund
                                                                 --------------------------------------
                                                                  Year Ended    Year Ended November 1, 2000*
                                                                   May 31,       May 31,          to
                                                                     2003          2002      May 31, 2001
                                                                 ----------     ---------- -----------------
PER SHARE DATA
Net asset value at beginning of period..........................  $  7.26        $  8.57        $ 10.00
                                                                 ----------     ---------- -----------------
Income (loss) from investment operations:
   Net investment income (loss).................................    (0.01)/(f)/    (0.01)          0.02
   Net realized and unrealized gain (loss) on securities and        (0.46)         (1.29)         (1.43)
    foreign currency related transactions....................... ----------     ---------- -----------------
   Total income (loss) from investment operations...............    (0.47)         (1.30)         (1.41)
                                                                 ----------     ---------- -----------------
Distributions from:
   Investment income............................................        -          (0.01)         (0.02)
   Realized gain on securities..................................        -              -              -
                                                                 ----------     ---------- -----------------
   Total distributions..........................................        -          (0.01)         (0.02)
                                                                 ----------     ---------- -----------------
Net asset value at end of period................................  $  6.79        $  7.26        $  8.57
                                                                 ----------     ---------- -----------------
TOTAL RETURN/(a)(c)/............................................    (6.47)%       (15.22)%       (14.14)%
                                                                 ----------     ---------- -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     1.24%          1.15%          0.88%/(b)/
Ratio of expenses to average net assets/(e)/....................     1.24%          1.15%          0.88%/(b)/
Ratio of expense reductions to average net assets...............     0.03%          0.00%          0.00%
Ratio of net investment income (loss) to average net assets/(d)/    (0.19)%        (0.17)%         0.31%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/    (0.19)%            -              -
Portfolio turnover rate.........................................       44%            39%            70%
Number of shares outstanding at end of period (000's)...........    3,495          2,763          1,702
Net assets at end of period (000's).............................  $23,728        $20,063        $14,592

                                                                            Capital Conservation Fund
                                                                 -----------------------------------------------
                                                                                Year Ended May 31,
                                                                 -----------------------------------------------
                                                                     2003       2002     2001     2000     1999
                                                                 -------      -------  -------  -------  -------
PER SHARE DATA
Net asset value at beginning of period.......................... $  9.38      $  9.34  $  8.78  $  9.39  $  9.68
                                                                 -------      -------  -------  -------  -------
Income (loss) from investment operations:
   Net investment income (loss).................................    0.36/(f)/    0.52     0.58     0.62     0.60
   Net realized and unrealized gain (loss) on securities and        0.68         0.04     0.56    (0.61)   (0.29)
    foreign currency related transactions....................... -------      -------  -------  -------  -------
   Total income (loss) from investment operations...............    1.04         0.56     1.14     0.01     0.31
                                                                 -------      -------  -------  -------  -------
Distributions from:
   Investment income............................................   (0.38)       (0.52)   (0.58)   (0.62)   (0.60)
   Realized gain on securities..................................       -            -        -        -        -
                                                                 -------      -------  -------  -------  -------
   Total distributions..........................................   (0.38)       (0.52)   (0.58)   (0.62)   (0.60)
                                                                 -------      -------  -------  -------  -------
Net asset value at end of period................................ $ 10.04      $  9.38  $  9.34  $  8.78  $  9.39
                                                                 -------      -------  -------  -------  -------
TOTAL RETURN/(a)(c)/............................................   11.31%        6.12%   13.35%    0.13%    3.25%
                                                                 -------      -------  -------  -------  -------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................    0.70%        0.65%    0.58%    0.55%    0.60%
Ratio of expenses to average net assets/(e)/....................    0.70%        0.65%    0.58%    0.55%    0.60%
Ratio of expense reductions to average net assets...............    0.00%        0.00%    0.00%    0.00%    0.00%
Ratio of net investment income (loss) to average net assets/(d)/    3.77%        5.50%    6.35%    6.73%    6.24%
Ratio of net investment income (loss) to average net assets/(e)/    3.77%           -        -        -        -
Portfolio turnover rate.........................................     218%         132%     418%     144%      41%
Number of shares outstanding at end of period (000's)...........   8,954        7,440    6,058    5,756    6,720
Net assets at end of period (000's)............................. $89,866      $69,785  $56,560  $50,525  $63,131

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions (see Note 3).

- ------------------------------------------------------------------------------

112
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                       Core Equity Fund
                                                                 ----------------------------------------------------------
                                                                                      Year Ended May 31,
                                                                 ----------------------------------------------------------
                                                                     2003         2002       2001       2000         1999
                                                                 --------      --------   --------   ----------  ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $  11.10      $  13.36   $  23.31   $    24.12  $    22.08
                                                                 --------      --------   --------   ----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.11/(e)/     0.07       0.04            -       (0.08)
   Net realized and unrealized gain (loss) on securities and        (0.98)        (2.26)     (2.54)        0.20        3.13
    foreign currency related transactions....................... --------      --------   --------   ----------  ----------
   Total income (loss) from investment operations...............    (0.87)        (2.19)     (2.50)        0.20        3.05
                                                                 --------      --------   --------   ----------  ----------
Distributions from:
   Investment income............................................    (0.11)        (0.07)     (0.04)           -           -
   Realized gain on securities..................................        -             -      (7.41)       (1,01)      (1.01)
                                                                 --------      --------   --------   ----------  ----------
   Total distributions..........................................    (0.11)        (0.07)     (7.45)       (1.01)      (1.01)
                                                                 --------      --------   --------   ----------  ----------
Net asset value at end of period................................ $  10.12      $  11.10   $  13.36   $    23.31  $    24.12
                                                                 --------      --------   --------   ----------  ----------
TOTAL RETURN/(a)(b)/............................................    (7.79)%      (16.43)%   (11.62)%       0.96%      14.20%
                                                                 --------      --------   --------   ----------  ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/....................     0.85%         0.84%      0.86%        0.85%       0.86%
Ratio of expenses to average net assets/(d)/....................     0.97%         0.93%      0.88%        0.85%       0.86%
Ratio of expense reductions to average net assets...............     0.05%         0.00%      0.00%        0.00%       0.00%
Ratio of net investment income (loss) to average net assets/(c)/     1.08%         0.55%      0.24%        0.02%      (0.36)%
Ratio of net investment income (loss) to average net assets/(d)/     0.96%            -          -            -           -
Portfolio turnover rate.........................................       25%           64%        71%         134%         42%
Number of shares outstanding at end of period (000's)...........   55,358        61,675     68,430       48,685      52,690
Net assets at end of period (000's)............................. $560,038      $684,642   $913,980   $1,135,083  $1,271,034

                                                                              Government Securities Fund
                                                                 ----------------------------------------------------
                                                                                  Year Ended May 31,
                                                                 ----------------------------------------------------
                                                                     2003        2002      2001      2000      1999
                                                                 --------      --------  --------  --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  10.37      $  10.07  $   9.51  $   9.90  $  10.09
                                                                 --------      --------  --------  --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.38/(e)/     0.51      0.58      0.55      0.55
   Net realized and unrealized gain (loss) on securities and         0.95          0.30      0.56     (0.39)    (0.19)
    foreign currency related transactions....................... --------      --------  --------  --------  --------
   Total income (loss) from investment operations...............     1.33          0.81      1.14      0.16      0.36
                                                                 --------      --------  --------  --------  --------
Distributions from:
   Investment income............................................    (0.39)        (0.51)    (0.58)    (0.55)    (0.55)
   Realized gain on securities..................................    (0.07)            -         -         -         -
                                                                 --------      --------  --------  --------  --------
   Total distributions..........................................    (0.46)        (0.51)    (0.58)    (0.55)    (0.55)
                                                                 --------      --------  --------  --------  --------
Net asset value at end of period................................ $  11.24      $  10.37  $  10.07  $   9.51  $   9.90
                                                                 --------      --------  --------  --------  --------
TOTAL RETURN/(a)(b)/............................................    12.99%         8.17%    12.23%     1.74%     3.58%
                                                                 --------      --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/....................     0.66%         0.63%     0.58%     0.55%     0.59%
Ratio of expenses to average net assets/(d)/....................     0.66%         0.63%     0.58%     0.55%     0.59%
Ratio of expense reductions to average net assets...............     0.00%         0.00%     0.00%     0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(c)/     3.54%         4.89%     5.83%     5.68%     5.46%
Ratio of net investment income (loss) to average net assets/(d)/     3.54%            -         -         -         -
Portfolio turnover rate.........................................      201%           89%       84%      132%       39%
Number of shares outstanding at end of period (000's)...........   17,836        12,993    11,873    10,581    10,853
Net assets at end of period (000's)............................. $200,412      $134,726  $119,514  $100,648  $107,425

/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method.

- -----------------------------------------------------------------------------

                                                                            113
                        FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                  Growth & Income Fund
                                                                 ------------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 ------------------------------------------------------
                                                                     2003         2002       2001      2000      1999
                                                                 --------      --------   --------   --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  12.87      $  14.84   $  21.04   $  21.53  $  19.91
                                                                 --------      --------   --------   --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.09/(f)/     0.08       0.11       0.15      0.06
   Net realized and unrealized gain (loss) on securities and        (1.55)        (1.75)     (2.39)      1.96      3.17
    foreign currency related transactions....................... --------      --------   --------   --------  --------
   Total income (loss) from investment operations...............    (1.46)        (1.67)     (2.28)      2.11      3.23
                                                                 --------      --------   --------   --------  --------
Distributions from:
   Investment income............................................    (0.09)        (0.09)     (0.11)     (0.14)    (0.08)
   Realized gain on securities..................................        -         (0.21)     (3.81)     (2.46)    (1.53)
                                                                 --------      --------   --------   --------  --------
   Total distributions..........................................    (0.09)        (0.30)     (3.92)     (2.60)    (1.61)
                                                                 --------      --------   --------   --------  --------
Net asset value at end of period................................ $  11.32      $  12.87   $  14.84   $  21.04  $  21.53
                                                                 --------      --------   --------   --------  --------
TOTAL RETURN/(a)(c)/............................................   (11.31)%      (11.36)%   (10.91)%     9.67%    16.92%
                                                                 --------      --------   --------   --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.85%         0.85%      0.82%      0.80%     0.82%
Ratio of expenses to average net assets/(e)/....................     0.91%         0.87%      0.83%      0.80%     0.82%
Ratio of expense reductions to average net assets...............     0.00%         0.00%      0.00%      0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     0.82%         0.59%      0.62%      0.70%     0.29%
Ratio of net investment income (loss) to average net assets/(e)/     0.76%            -          -          -         -
Portfolio turnover rate.........................................       97%          110%        65%        89%      102%
Number of shares outstanding at end of period (000's)...........   15,402        17,145     18,026     15,665    13,790
Net assets at end of period (000's)............................. $174,359      $220,745   $267,487   $329,588  $296,885

                                                                             Health Sciences Fund
                                                                 --------------------------------------
                                                                  Year Ended    Year Ended November 1, 2000*
                                                                   May 31,       May 31,          to
                                                                     2003          2002      May 31, 2001
                                                                 ----------     ---------- -----------------
PER SHARE DATA
Net asset value at beginning of period..........................  $  7.76        $  8.93        $ 10.00
                                                                 ----------     ---------- -----------------
Income (loss) from investment operations:
   Net investment income (loss).................................    (0.05)/(f)/    (0.04)          0.01
   Net realized and unrealized gain (loss) on securities and         0.27          (1.13)         (1.07)
    foreign currency related transactions....................... ----------     ---------- -----------------
   Total income (loss) from investment operations...............     0.22          (1.17)         (1.06)
                                                                 ----------     ---------- -----------------
Distributions from:
   Investment income............................................        -              -          (0.01)
   Realized gain on securities..................................        -              -              -
                                                                 ----------     ---------- -----------------
   Total distributions..........................................        -              -          (0.01)
                                                                 ----------     ---------- -----------------
Net asset value at end of period................................  $  7.98        $  7.76        $  8.93
                                                                 ----------     ---------- -----------------
TOTAL RETURN/(a)(c)/............................................     2.84%/(g)/   (13.10)%       (10.60)%
                                                                 ----------     ---------- -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     1.24%          1.22%          1.08%/(b)/
Ratio of expenses to average net assets/(e)/....................     1.24%          1.22%          1.08%/(b)/
Ratio of expense reductions to average net assets...............     0.03%          0.00%          0.00%
Ratio of net investment income (loss) to average net assets/(d)/    (0.75)%        (0.65)%        (0.03)%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/    (0.75)%            -              -
Portfolio turnover rate.........................................       48%            70%           158%
Number of shares outstanding at end of period (000's)...........    9,732          7,029          2,684
Net assets at end of period (000's).............................  $77,673        $54,514        $23,965

                                                                              Income & Growth Fund
                                                                 ----------------------------------------
                                                                  Year Ended    Year Ended  December 11, 2000*
                                                                   May 31,       May 31,            to
                                                                     2003          2002        May 31, 2001
                                                                 ----------     ----------  ------------------
PER SHARE DATA
Net asset value at beginning of period..........................  $   8.51       $   9.61        $  10.00
                                                                 ----------     ----------  ------------------
Income (loss) from investment operations:
   Net investment income (loss).................................      0.11/(f)/      0.08            0.04
   Net realized and unrealized gain (loss) on securities and         (0.79)         (1.10)          (0.40)
    foreign currency related transactions....................... ----------     ----------  ------------------
   Total income (loss) from investment operations...............     (0.68)         (1.02)          (0.36)
                                                                 ----------     ----------  ------------------
Distributions from:
   Investment income............................................     (0.10)         (0.08)          (0.03)
   Realized gain on securities..................................         -              -               -
                                                                 ----------     ----------  ------------------
   Total distributions..........................................     (0.10)         (0.08)          (0.03)
                                                                 ----------     ----------  ------------------
Net asset value at end of period................................  $   7.73       $   8.51        $   9.61
                                                                 ----------     ----------  ------------------
TOTAL RETURN/(a)(c)/............................................     (7.87)%       (10.58)%         (3.60)%
                                                                 ----------     ----------  ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................      0.83%          0.83%           0.83%/(b)/
Ratio of expenses to average net assets/(e)/....................      0.93%          0.93%           0.87%/(b)/
Ratio of expense reductions to average net assets...............      0.00%          0.00%           0.00%
Ratio of net investment income (loss) to average net assets/(d)/      1.47%          0.91%           0.79%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/      1.37%             -               -
Portfolio turnover rate.........................................        64%            65%             72%
Number of shares outstanding at end of period (000's)...........    26,008         27,664          27,197
Net assets at end of period (000's).............................  $200,919       $235,508        $261,303

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes , if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions (see Note 3).

- ------------------------------------------------------------------------------

114
                      FINANCIAL HIGHLIGHTS - CONTINUED


                                                                               International Equities Fund
                                                                 ------------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 ------------------------------------------------------
                                                                     2003         2002       2001      2000      1999
                                                                 --------      --------   --------   --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $   6.67      $   8.78   $  12.55   $  11.32  $  11.95
                                                                 --------      --------   --------   --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.09/(e)/     0.09       0.12       0.15      0.22
   Net realized and unrealized gain (loss) on securities and        (1.20)        (1.07)     (2.46)      1.90      0.30
    foreign currency related transactions....................... --------      --------   --------   --------  --------
   Total income (loss) from investment operations...............    (1.11)        (0.98)     (2.34)      2.05      0.52
                                                                 --------      --------   --------   --------  --------
Distributions from:
   Investment income............................................    (0.06)        (0.16)     (0.09)     (0.14)    (0.25)
   Realized gain on securities..................................        -         (0.97)     (1.34)     (0.68)    (0.90)
                                                                 --------      --------   --------   --------  --------
   Total distributions..........................................    (0.06)        (1.13)     (1.43)     (0.82)    (1.15)
                                                                 --------      --------   --------   --------  --------
Net asset value at end of period................................ $   5.50      $   6.67   $   8.78   $  12.55  $  11.32
                                                                 --------      --------   --------   --------  --------
TOTAL RETURN/(a)(b)/............................................   (16.64)%      (10.66)%   (19.59)%    18.01%     4.43%
                                                                 --------      --------   --------   --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/....................     0.68%         0.78%      0.42%      0.41%     0.43%
Ratio of expenses to average net assets/(d)/....................     0.68%         0.78%      0.42%      0.41%     0.43%
Ratio of expense reductions to average net assets...............     0.00%         0.00%      0.00%      0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(c)/     1.71%         1.16%      1.08%      1.20%     1.89%
Ratio of net investment income (loss) to average net assets/(d)/     1.71%            -          -          -         -
Portfolio turnover rate.........................................        0%           45%        45%        25%        8%
Number of shares outstanding at end of period (000's)...........   16,491        15,226     13,501     12,980    12,559
Net assets at end of period (000's)............................. $ 90,680      $101,562   $118,524   $162,840  $142,108

                                                                           International Government Bond Fund
                                                                 -----------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 -----------------------------------------------------
                                                                     2003        2002      2001       2000      1999
                                                                 --------      --------  -------   --------   --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  11.04      $  10.10  $ 10.88   $  11.62   $  11.42
                                                                 --------      --------  -------   --------   --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.05/(e)/     0.54     0.43       0.48       0.51
   Net realized and unrealized gain (loss) on securities and         2.81          0.49    (0.91)     (0.98)      0.24
    foreign currency related transactions....................... --------      --------  -------   --------   --------
   Total income (loss) from investment operations...............     2.86          1.03    (0.48)     (0.50)      0.75
                                                                 --------      --------  -------   --------   --------
Distributions from:
   Investment income............................................        -             -    (0.26)     (0.23)     (0.48)
   Realized gain on securities..................................    (0.07)        (0.09)   (0.04)     (0.01)     (0.07)
                                                                 --------      --------  -------   --------   --------
   Total distributions..........................................    (0.07)        (0.09)   (0.30)     (0.24)     (0.55)
                                                                 --------      --------  -------   --------   --------
Net asset value at end of period................................ $  13.83      $  11.04  $ 10.10   $  10.88   $  11.62
                                                                 --------      --------  -------   --------   --------
TOTAL RETURN/(a)(b)/............................................    25.96%        10.23%   (4.47)%    (4.43)%     6.40%
                                                                 --------      --------  -------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/....................     0.77%         0.73%    0.58%      0.52%      0.57%
Ratio of expenses to average net assets/(d)/....................     0.77%         0.73%    0.58%      0.52%      0.57%
Ratio of expense reductions to average net assets...............     0.00%         0.00%    0.00%      0.00%      0.00%
Ratio of net investment income (loss) to average net assets/(c)/     4.81%         5.71%    3.82%      4.07%      4.27%
Ratio of net investment income (loss) to average net assets/(d)/     4.81%            -        -          -          -
Portfolio turnover rate.........................................       70%          110%      72%        15%        22%
Number of shares outstanding at end of period (000's)...........   11,386         9,242    9,898     12,044     13,647
Net assets at end of period (000's)............................. $157,478      $102,053  $99,977   $130,978   $158,509

/(a)/ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/ Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(c)/ Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/ Excludes, if any, expense reimbursements and expense reductions.
/(e)/ The per share amounts are calculated using the average share method.

- ------------------------------------------------------------------------------

                                                                            115
                       FINANCIAL HIGHLIGHTS - CONTINUED



                                                                          International Growth I Fund
                                                                 ----------------------------------------
                                                                  Year Ended    Year Ended  December 11, 2000*
                                                                   May 31,       May 31,            to
                                                                     2003          2002        May 31, 2001
                                                                 ----------     ----------  ------------------
PER SHARE DATA
Net asset value at beginning of period..........................  $   7.25       $   8.31        $  10.00
                                                                 ----------     ----------  ------------------
Income (loss) from investment operations:
   Net investment income (loss).................................      0.08/(f)/      0.05            0.05
   Net realized and unrealized gain (loss) on securities and         (1.15)         (1.09)          (1.70)
    foreign currency related transactions....................... ----------     ----------  ------------------
   Total income (loss) from investment operations...............     (1.07)         (1.04)          (1.65)
                                                                 ----------     ----------  ------------------
Distributions from:
   Investment income............................................     (0.11)         (0.02)          (0.04)
   Realized gain on securities..................................         -              -               -
                                                                 ----------     ----------  ------------------
   Total distributions..........................................     (0.11)         (0.02)          (0.04)
                                                                 ----------     ----------  ------------------
Net asset value at end of period................................  $   6.07       $   7.25        $   8.31
                                                                 ----------     ----------  ------------------
TOTAL RETURN/(a)(c)/............................................    (14.76)%       (12.56)%         (3.60)%
                                                                 ----------     ----------  ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................      1.06%          1.06%           1.06%/(b)/
Ratio of expenses to average net assets/(e)/....................      1.36%          1.33%           1.10%/(b)/
Ratio of expense reductions to average net assets...............      0.00%          0.00%           0.00%
Ratio of net investment income (loss) to average net assets/(d)/      1.25%          0.67%           0.99%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/      0.95%             -               -
Portfolio turnover rate.........................................       192%           205%            183%
Number of shares outstanding at end of period (000's)...........    56,825         60,441          64,151
Net assets at end of period (000's).............................  $345,213       $438,474        $533,368

                                                                              Large Cap Growth Fund
                                                                 -----------------------------------------
                                                                   Year Ended    Year Ended  December 11, 2000*
                                                                    May 31,       May 31,            to
                                                                      2003          2002        May 31, 2001
                                                                 ----------      ----------  ------------------
PER SHARE DATA
Net asset value at beginning of period..........................  $   6.20        $   7.43        $  10.00
                                                                 ----------      ----------  ------------------
Income (loss) from investment operations:
   Net investment income (loss).................................         - /(f)/     (0.01)          (0.01)
   Net realized and unrealized gain (loss) on securities and         (0.75)          (1.22)          (2.56)
    foreign currency related transactions....................... ----------      ----------  ------------------
   Total income (loss) from investment operations...............     (0.75)          (1.23)          (2.57)
                                                                 ----------      ----------  ------------------
Distributions from:
   Investment income............................................         -               -               -
   Realized gain on securities..................................         -               -               -
                                                                 ----------      ----------  ------------------
   Total distributions..........................................         -               -               -
                                                                 ----------      ----------  ------------------
Net asset value at end of period................................  $   5.45        $   6.20        $   7.43
                                                                 ----------      ----------  ------------------
TOTAL RETURN/(a)(c)/............................................    (12.04)%        (16.55)%        (25.70)%
                                                                 ----------      ----------  ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................      1.06%           1.05%           1.06%/(b)/
Ratio of expenses to average net assets/(e)/....................      1.10%           1.15%           1.10%/(b)/
Ratio of expense reductions to average net assets...............      0.00%           0.00%           0.00%
Ratio of net investment income (loss) to average net assets/(d)/      0.05%          (0.13)%         (0.27)%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/      0.01%              -               -
Portfolio turnover rate.........................................        86%            150%             94%
Number of shares outstanding at end of period (000's)...........    78,170          83,752          84,055
Net assets at end of period (000's).............................  $426,061        $519,129        $624,700

                                                                                      Mid Cap Index Fund
                                                                 ------------------------------------------------------------
                                                                                      Year Ended May 31,
                                                                 ------------------------------------------------------------
                                                                      2003           2002        2001       2000       1999
                                                                 ----------      -----------  ----------  --------  ---------
PER SHARE DATA
Net asset value at beginning of period.......................... $    18.01       $    19.82  $    23.73  $  25.64   $  25.27
                                                                 ----------      -----------  ----------  --------  ---------
Income (loss) from investment operations:
   Net investment income (loss).................................       0.11/(f)/        0.13        0.19      0.22       0.23
   Net realized and unrealized gain (loss) on securities and          (1.88)            0.16        1.74      4.49       2.54
    foreign currency related transactions....................... ----------      -----------  ----------  --------  ---------
   Total income (loss) from investment operations...............      (1.77)            0.29        1.93      4.71       2.77
                                                                 ----------      -----------  ----------  --------  ---------
Distributions from:
   Investment income............................................      (0.10)           (0.14)      (0.19)    (0.22)     (0.23)
   Realized gain on securities..................................      (0.52)           (1.96)      (5.65)    (6.40)     (2.17)
                                                                 ----------      -----------  ----------  --------  ---------
   Total distributions..........................................      (0.62)           (2.10)      (5.84)    (6.62)     (2.40)
                                                                 ----------      -----------  ----------  --------  ---------
Net asset value at end of period................................ $    15.62       $    18.01  $    19.82  $  23.73   $  25.64
                                                                 ----------      -----------  ----------  --------  ---------
TOTAL RETURN/(a)(c)/............................................      (9.50)%           2.03%      10.11%    21.36%     11.91%
                                                                 ----------      -----------  ----------  --------  ---------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................       0.45%            0.41%       0.38%     0.36%      0.38%
Ratio of expenses to average net assets/(e)/....................       0.45%            0.41%       0.38%     0.36%      0.38%
Ratio of expense reductions to average net assets...............       0.00%            0.00%       0.00%     0.00%      0.00%
Ratio of net investment income (loss) to average net assets/(d)/       0.77%            0.74%       0.84%     0.90%      0.92%
Ratio of net investment income (loss) to average net assets/(e)/       0.77%               -           -         -          -
Portfolio turnover rate.........................................         10%              17%         34%       41%        41%
Number of shares outstanding at end of period (000's)...........     70,135           64,086      52,860    38,889     31,886
Net assets at end of period (000's)............................. $1,095,294       $1,154,008  $1,047,680  $922,679   $817,573

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes , if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method.

- -----------------------------------------------------------------------------

116
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                  Money Market I Fund
                                                                 ----------------------------------------------------
                                                                                  Year Ended May 31,
                                                                 ----------------------------------------------------
                                                                     2003        2002      2001      2000      1999
                                                                 --------      --------  --------  --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $   1.00      $   1.00  $   1.00  $   1.00  $   1.00
                                                                 --------      --------  --------  --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.01/(f)/     0.02      0.06      0.05      0.05
   Net realized and unrealized gain (loss) on securities and            -             -         -         -         -
    foreign currency related transactions....................... --------      --------  --------  --------  --------
   Total income (loss) from investment operations...............     0.01          0.02      0.06      0.05      0.05
                                                                 --------      --------  --------  --------  --------
Distributions from:
   Investment income............................................    (0.01)        (0.02)    (0.06)    (0.05)    (0.05)
   Realized gain on securities..................................        -             -         -         -         -
                                                                 --------      --------  --------  --------  --------
   Total distributions..........................................    (0.01)        (0.02)    (0.06)    (0.05)    (0.05)
                                                                 --------      --------  --------  --------  --------
Net asset value at end of period................................ $   1.00      $   1.00  $   1.00  $   1.00  $   1.00
                                                                 --------      --------  --------  --------  --------
TOTAL RETURN/(a)(c)/............................................     1.00%         2.14%     5.77%     5.21%     4.84%
                                                                 --------      --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.59%         0.60%     0.57%     0.56%     0.57%
Ratio of expenses to average net assets/(e)/....................     0.64%         0.62%     0.58%     0.56%     0.57%
Ratio of expense reductions to average net assets...............     0.00%         0.00%     0.00%     0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     1.01%         2.07%     5.59%     5.13%     4.66%
Ratio of net investment income (loss) to average net assets/(e)/     0.96%            -         -         -         -
Portfolio turnover rate.........................................      N/A           N/A       N/A       N/A       N/A
Number of shares outstanding at end of period (000's)...........  524,446       734,135   579,507   484,934   347,394
Net assets at end of period (000's)............................. $524,446      $734,135  $579,507  $484,934  $347,394

                                                                          Nasdaq-100(R) Index Fund
                                                                 -------------------------------------
                                                                  Year Ended    Year Ended October 2, 2000*
                                                                   May 31,       May 31,          to
                                                                     2003          2002      May 31, 2001
                                                                 ----------     ---------- ----------------
PER SHARE DATA
Net asset value at beginning of period..........................  $  3.40        $  5.09       $ 10.00
                                                                 ----------     ---------- ----------------
Income (loss) from investment operations:
   Net investment income (loss).................................    (0.01)/(f)/    (0.01)         0.01
   Net realized and unrealized gain (loss) on securities and        (0.03)         (1.68)        (4.91)
    foreign currency related transactions....................... ----------     ---------- ----------------
   Total income (loss) from investment operations...............    (0.04)         (1.69)        (4.90)
                                                                 ----------     ---------- ----------------
Distributions from:
   Investment income............................................        -              -         (0.01)
   Realized gain on securities..................................        -              -             -
                                                                 ----------     ---------- ----------------
   Total distributions..........................................        -              -         (0.01)
                                                                 ----------     ---------- ----------------
Net asset value at end of period................................  $  3.36        $  3.40       $  5.09
                                                                 ----------     ---------- ----------------
TOTAL RETURN/(a)(c)/............................................    (1.18)%       (33.20)%      (49.01)%
                                                                 ----------     ---------- ----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.81%          0.77%         0.52%/(b)/
Ratio of expenses to average net assets/(e)/....................     0.81%          0.77%         0.52%/(b)/
Ratio of expense reductions to average net assets...............     0.00%          0.00%         0.00%
Ratio of net investment income (loss) to average net assets/(d)/    (0.48)%        (0.36)%        0.31%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/    (0.48)%            -             -
Portfolio turnover rate.........................................        6%             2%           19%
Number of shares outstanding at end of period (000's)...........   15,570          7,786         3,732
Net assets at end of period (000's).............................  $52,306        $26,449       $19,005

                                                                              Opportunities Fund
                                                                 -------------------------------------
                                                                  Year Ended    Year Ended October 2, 2000*
                                                                   May 31,       May 31,          to
                                                                     2003          2002      May 31, 2001
                                                                 ----------     ---------- ----------------
PER SHARE DATA
Net asset value at beginning of period..........................  $  4.70        $  6.46       $ 10.00
                                                                 ----------     ---------- ----------------
Income (loss) from investment operations:
   Net investment income (loss).................................    (0.06)/(f)/    (0.05)        (0.01)
   Net realized and unrealized gain (loss) on securities and        (0.43)         (1.71)        (3.52)
    foreign currency related transactions....................... ----------     ---------- ----------------
   Total income (loss) from investment operations...............    (0.49)         (1.76)        (3.53)
                                                                 ----------     ---------- ----------------
Distributions from:
   Investment income............................................        -              -         (0.01)
   Realized gain on securities..................................        -              -             -
                                                                 ----------     ---------- ----------------
   Total distributions..........................................        -              -         (0.01)
                                                                 ----------     ---------- ----------------
Net asset value at end of period................................  $  4.21        $  4.70       $  6.46
                                                                 ----------     ---------- ----------------
TOTAL RETURN/(a)(c)/............................................   (10.43)%       (27.24)%      (35.40)%
                                                                 ----------     ---------- ----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     2.67%          1.88%         1.02%/(b)/
Ratio of expenses to average net assets/(e)/....................     2.67%          1.88%         1.02%/(b)/
Ratio of expense reductions to average net assets...............     0.05%          0.00%         0.00%
Ratio of net investment income (loss) to average net assets/(d)/    (1.46)%        (1.05)%       (0.27)%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/    (1.46)%            -             -
Portfolio turnover rate.........................................       76%            72%           51%
Number of shares outstanding at end of period (000's)...........      941            837           611
Net assets at end of period (000's).............................  $ 3,962        $ 3,930       $ 3,945

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method.

                                                                            117
                       FINANCIAL HIGHLIGHTS - CONTINUED



                                                                                      Science & Technology Fund
                                                                 -------------------------------------------------------
                                                                                          Year Ended May 31,
                                                                 -------------------------------------------------------
                                                                       2003           2002         2001         2000
                                                                 ----------       ----------   ----------   ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $     9.56       $    17.28   $    41.14   $    29.95
                                                                 ----------       ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income (loss).................................      (0.05)/(f)/      (0.07)       (0.17)       (0.11)
   Net realized and unrealized gain (loss) on securities and          (0.37)           (6.86)      (15.86)       16.37
    foreign currency related transactions....................... ----------       ----------   ----------   ----------
   Total income (loss) from investment operations...............      (0.42)           (6.93)      (16.03)       16.26
                                                                 ----------       ----------   ----------   ----------
Distributions from:
   Investment income............................................          -                -            -            -
   Realized gain on securities..................................          -            (0.79)       (7.83)       (5.07)
                                                                 ----------       ----------   ----------   ----------
   Total distributions..........................................          -            (0.79)       (7.83)       (5.07)
                                                                 ----------       ----------   ----------   ----------
Net asset value at end of period................................ $     9.14       $     9.56   $    17.28   $    41.14
                                                                 ----------       ----------   ----------   ----------
TOTAL RETURN/(a)(c)/............................................      (4.39)%         (41.26)%     (42.24)%      52.65%
                                                                 ----------       ----------   ----------   ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................       1.00%            1.00%        0.98%        0.96%
Ratio of expenses to average net assets/(e)/....................       1.04%            1.02%        0.98%        0.96%
Ratio of expense reductions to average net assets...............       0.02%            0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net assets/(d)/      (0.66)%          (0.59)%      (0.66)%      (0.40)%
Ratio of net investment income (loss) to average net assets/(e)/      (0.71)%              -            -            -
Portfolio turnover rate.........................................         53%             104%         176%         130%
Number of shares outstanding at end of period (000's)...........    129,123          129,126      116,654       80,564
Net assets at end of period (000's)............................. $1,180,380       $1,234,937   $2,015,574   $3,314,052

                                                                                               Small Cap Fund
                                                                 -----------  -----------------------------------------
                                                                                Year Ended    Year Ended  December 11, 2000*
                                                                 -----------     May 31,       May 31,            to
                                                                     1999          2003          2002        May 31, 2001
                                                                 ----------   ----------      ----------  ------------------
PER SHARE DATA
Net asset value at beginning of period.......................... $    22.07    $   8.75        $   9.09        $  10.00
                                                                 ----------   ----------      ----------  ------------------
Income (loss) from investment operations:
   Net investment income (loss).................................      (0.10)      (0.02)/(f)/     (0.01)          (0.01)
   Net realized and unrealized gain (loss) on securities and          10.36       (1.06)          (0.33)          (0.90)
    foreign currency related transactions....................... ----------   ----------      ----------  ------------------
   Total income (loss) from investment operations...............      10.26       (1.08)          (0.34)          (0.91)
                                                                 ----------   ----------      ----------  ------------------
Distributions from:
   Investment income............................................          -           -               -               -
   Realized gain on securities..................................      (2.38)          -               -               -
                                                                 ----------   ----------      ----------  ------------------
   Total distributions..........................................      (2.38)          -               -               -
                                                                 ----------   ----------      ----------  ------------------
Net asset value at end of period................................ $    29.95    $   7.67        $   8.75        $   9.09
                                                                 ----------   ----------      ----------  ------------------
TOTAL RETURN/(a)(c)/............................................      48.34%     (12.34)%         (3.74)%         11.51%
                                                                 ----------   ----------      ----------  ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................       0.96%       0.95%           0.95%           0.95%/(b)/
Ratio of expenses to average net assets/(e)/....................       0.96%       1.06%           1.06%           1,00%/(b)/
Ratio of expense reductions to average net assets...............       0.00%       0.00%           0.00%           0.00%
Ratio of net investment income (loss) to average net assets/(d)/      (0.46)%     (0.29)%         (0.15)%         (0.14)%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/          -       (0.40)%             -               -
Portfolio turnover rate.........................................        149%         74%             68%            130%
Number of shares outstanding at end of period (000's)...........     56,211      69,895          75,125          78,572
Net assets at end of period (000's)............................. $1,683,585    $535,870        $657,045        $714,608

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes , if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method.

- ------------------------------------------------------------------------------

118
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                       Small Cap Index Fund
                                                                 --------------------------------------------------------------
                                                                                        Year Ended May 31,
                                                                 --------------------------------------------------------------
                                                                      2003          2002        2001        2000         1999
                                                                 ---------      ----------   ----------  ----------  ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $   11.97      $    14.11   $    15.66  $    15.84  $    17.94
                                                                 ---------      ----------   ----------  ----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).................................      0.09/(e)/       0.13         0.19        0.18        0.19
   Net realized and unrealized gain (loss) on securities and         (1.12)          (0.32)        0.40        1.43       (0.74)
    foreign currency related transactions....................... ---------      ----------   ----------  ----------  ----------
   Total income (loss) from investment operations...............     (1.03)          (0.19)        0.59        1.61       (0.55)
                                                                 ---------      ----------   ----------  ----------  ----------
Distributions from:
   Investment income............................................     (0.08)          (0.13)       (0.19)      (0.18)      (0.19)
   Realized gain on securities..................................         -           (1.82)       (1.95)      (1.61)      (1.36)
                                                                 ---------      ----------   ----------  ----------  ----------
   Total distributions..........................................     (0.08)          (1.95)       (2.14)      (1.79)      (1.55)
                                                                 ---------      ----------   ----------  ----------  ----------
Net asset value at end of period................................ $   10.86      $    11.97   $    14.11  $    15.66  $    15.84
                                                                 ---------      ----------   ----------  ----------  ----------
TOTAL RETURN/(a)(b)/............................................     (8.55)%         (1.08)%       5.23%      10.22%      (2.45)%
                                                                 ---------      ----------   ----------  ----------  ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/....................      0.52%           0.48%        0.44%       0.40%       0.41%
Ratio of expenses to average net assets/(d)/....................      0.52%           0.48%        0.44%       0.40%       0.41%
Ratio of expense reductions to average net assets...............      0.00%           0.00%        0.00%       0.00%       0.00%
Ratio of net investment income (loss) to average net assets/(c)/      0.93%           1.03%        1.31%       1.12%       1.20%
Ratio of net investment income (loss) to average net assets/(d)/      0.93%              -            -           -           -
Portfolio turnover rate.........................................        35%             34%          57%         35%         36%
Number of shares outstanding at end of period (000's)...........    24,411          21,473       16,769      14,596      13,890
Net assets at end of period (000's)............................. $ 265,018      $  257,046   $  236,530  $  228,602  $  220,002

                                                                                  Social Awareness Fund
                                                                 ------------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 ------------------------------------------------------
                                                                     2003         2002       2001      2000      1999
                                                                 --------      --------   --------   --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  17.66      $  21.01   $  24.77   $  24.11  $  22.16
                                                                 --------      --------   --------   --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.16/(e)/     0.13       0.20       0.20      0.21
   Net realized and unrealized gain (loss) on securities and        (1.60)        (2.76)     (3.23)      1.61      4.08
    foreign currency related transactions....................... --------      --------   --------   --------  --------
   Total income (loss) from investment operations...............    (1.44)        (2.63)     (3.03)      1.81      4.29
                                                                 --------      --------   --------   --------  --------
Distributions from:
   Investment income............................................    (0.15)        (0.14)     (0.20)     (0.18)    (0.22)
   Realized gain on securities..................................    (0.34)        (0.58)     (0.53)     (0.97)    (2.12)
                                                                 --------      --------   --------   --------  --------
   Total distributions..........................................    (0.49)        (0.72)     (0.73)     (1.15)    (2.34)
                                                                 --------      --------   --------   --------  --------
Net asset value at end of period................................ $  15.73      $  17.66   $  21.01   $  24.77  $  24.11
                                                                 --------      --------   --------   --------  --------
TOTAL RETURN/(a)(b)/............................................    (7.89)%      (12.77)%   (12.33)%     7.49%    20.05%
                                                                 --------      --------   --------   --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(c)/....................     0.65%         0.61%      0.58%      0.55%     0.57%
Ratio of expenses to average net assets/(d)/....................     0.65%         0.61%      0.58%      0.55%     0.57%
Ratio of expense reductions to average net assets...............     0.00%         0.00%      0.00%      0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(c)/     1.05%         0.69%      0.85%      0.79%     0.93%
Ratio of net investment income (loss) to average net assets/(d)/     1.05%            -          -          -         -
Portfolio turnover rate.........................................       58%           40%        29%        40%       49%
Number of shares outstanding at end of period (000's)...........   22,221        23,444     23,321     23,509    21,646
Net assets at end of period (000's)............................. $349,610      $414,108   $489,982   $582,403  $521,965

/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(c)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(d)/Excludes, if any, expense reimbursements and expense reductions.
/(e)/The per share amounts are calculated using the average share method.

                                                                            119
                       FINANCIAL HIGHLIGHTS - CONTINUED



                                                                                         Stock Index Fund
                                                                 -----------------------------------------------------
                                                                                        Year Ended May 31,
                                                                 -----------------------------------------------------
                                                                      2003           2002         2001        2000
                                                                 ----------      ----------   ----------   ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $    30.11      $    36.89   $    42.98   $    39.73
                                                                 ----------      ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income (loss).................................       0.35/(f)/       0.33         0.35         0.41
   Net realized and unrealized gain (loss) on securities and          (2.97)          (5.45)       (4.99)        3.59
    foreign currency related transactions....................... ----------      ----------   ----------   ----------
   Total income (loss) from investment operations...............      (2.62)          (5.12)       (4.64)        4.00
                                                                 ----------      ----------   ----------   ----------
Distributions from:
   Investment income............................................      (0.34)          (0.34)       (0.35)       (0.39)
   Realized gain on securities..................................      (0.64)          (1.32)       (1.10)       (0.36)
                                                                 ----------      ----------   ----------   ----------
   Total distributions..........................................      (0.98)          (1.66)       (1.45)       (0.75)
                                                                 ----------      ----------   ----------   ----------
Net asset value at end of period................................ $    26.51      $    30.11   $    36.89   $    42.98
                                                                 ----------      ----------   ----------   ----------
TOTAL RETURN/(a)(c)/............................................      (8.44)%        (14.16)%     (10.87)%      10.10%
                                                                 ----------      ----------   ----------   ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................       0.40%           0.37%        0.34%        0.31%
Ratio of expenses to average net assets/(e)/....................       0.40%           0.37%        0.34%        0.31%
Ratio of expense reductions to average net assets...............       0.00%           0.00%        0.00%        0.00%
Ratio of net investment income (loss) to average net assets/(d)/       1.39%           1.01%        0.86%        0.97%
Ratio of net investment income (loss) to average net assets/(e)/       1.39%              -            -            -
Portfolio turnover rate.........................................          6%              6%           7%           6%
Number of shares outstanding at end of period (000's)...........    136,800         135,870      131,180      125,003
Net assets at end of period (000's)............................. $3,627,137      $4,091,054   $4,839,632   $5,373,192

                                                                                        Value Fund
                                                                 ---------------------------------------
                                                                                            December 31, 2001*
                                                                 ------------ Year Ended            to
                                                                    1999     May 31, 2003      May 31, 2002
                                                                 ----------  ------------   ------------------
PER SHARE DATA
Net asset value at beginning of period.......................... $    33.38    $  9.69           $ 10.00
                                                                 ----------  ------------   ------------------
Income (loss) from investment operations:
   Net investment income (loss).................................       0.40       0.07/(f)/         0.02
   Net realized and unrealized gain (loss) on securities and           6.51      (1.05)            (0.31)
    foreign currency related transactions....................... ----------  ------------   ------------------
   Total income (loss) from investment operations...............       6.91      (0.98)            (0.29)
                                                                 ----------  ------------   ------------------
Distributions from:
   Investment income............................................      (0.41)     (0.06)            (0.02)
   Realized gain on securities..................................      (0.15)     (0.03)                -
                                                                 ----------  ------------   ------------------
   Total distributions..........................................      (0.56)     (0.09)            (0.02)
                                                                 ----------  ------------   ------------------
Net asset value at end of period................................ $    39.73    $  8.62           $  9.69
                                                                 ----------  ------------   ------------------
TOTAL RETURN/(a)(c)/............................................      20.85%    (10.01)%           (2.89)%
                                                                 ----------  ------------   ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................       0.32%      1.50%             1.46%/(b)/
Ratio of expenses to average net assets/(e)/....................       0.32%      1.50%             1.46%/(b)/
Ratio of expense reductions to average net assets...............       0.00%      0.00%             0.00%
Ratio of net investment income (loss) to average net assets/(d)/       1.13%      0.94%             0.52%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/          -       0.94%                -
Portfolio turnover rate.........................................          2%        40%               20%
Number of shares outstanding at end of period (000's)...........    116,731      1,291             1,121
Net assets at end of period (000's)............................. $4,637,628    $11,134           $10,855

*Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method.

- -----------------------------------------------------------------------------

120
                        REPORT OF INDEPENDENT AUDITORS


To the Shareholders of and Board of Directors of VALIC Company I

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VALIC Company I (comprised of Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Government Securities Fund, Growth & Income Fund, Health Sciences Fund, Income & Growth Fund, International Equities Fund, International Government Bond Fund, International Growth I Fund, Mid Cap Index Fund, Large Cap Growth Fund, Money Market I Fund, Nasdaq-100(R) Index Fund, Opportunities Fund, Science & Technology Fund, Small Cap Fund, Small Cap Index Fund, Social Awareness Fund, Stock Index Fund, and Value Fund) as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting VALIC Company I as of May 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                            /s/ Ernst & Young LLP

Houston, Texas
July 15, 2003

                                                                            121
                      DIRECTOR INFORMATION (Unaudited)
May 31, 2003




       Name, Birth Date        Position Held With
          and Address*           VALIC Complex    Year Service Began        Principal Occupations During Past Five Years
- --------------------------------------------------------------------------------------------------------------------------------
Independent Directors
Dr. Judith L. Craven           Director                  1998        Retired Administrator. Formerly, President, United Way of
  DOB: October 6, 1945                                               the Texas Gulf Coast, a not for profit organization
                                                                     (1992-1998).




- --------------------------------------------------------------------------------------------------------------------------------
William F. Devin               Director                  2001        Member, Board of Governors, Boston Stock Exchange
  DOB: December 30, 1938                                             (1985-Present). Formerly, Executive Vice President,
                                                                     Fidelity Capital Markets, a division of National Financial
                                                                     Services Corp. (1966-1996).

- --------------------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner           Director                  1998        Professor and Head, Department of Neuroscience, and
  DOB: July 15, 1949                                                 Visscher Chair of Physiology, University of Minnesota
                                                                     (1999-Present). Formerly, Director, Graduate Program in
                                                                     Neuroscience, University of Minnesota (1995-1999);
                                                                     Professor of Neurosurgery, University of Minnesota
                                                                     (1980-1999); Consultant to EMPI Inc. (1994-1995); and
                                                                     Medtronic Inc. (1997-1998).

- --------------------------------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr. Director                  1998        Municipal Court Judge, Dallas, Texas (1995-Present).
  DOB: July 27, 1940

- --------------------------------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman           Director                  1984        Chairman--Scientific Advisory Board for The Robert A.
  DOB: March 2, 1912                                                 Welch Foundation (1983-Present); President Emeritus,
                                                                     Rice University, Houston, Texas (1985-Present).

- --------------------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster         Director                  1984        Pastor Emeritus and Director of Planned Giving, First
  DOB: December 15, 1923                                             Presbyterian Church (1997-Present).

- --------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Lavery              Director                  2001        Vice President of Massachusetts Capital Resources
  DOB: December 30, 1949                                             Company (1982-Present).

- --------------------------------------------------------------------------------------------------------------------------------
Ben H. Love                    Director                  1991        Retired. Formerly Director, Mid-American Waste, Inc.,
  DOB: September 26, 1930                                            (1993-1997); Chief Executive, Boy Scouts of America
                                                                     (1985-1993)

- --------------------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.        Director                  1998        President, Meharry Medical College, Nashville,
  DOB: October 28, 1946                                              Tennessee (1994-Present).

- --------------------------------------------------------------------------------------------------------------------------------

                               Number of Funds in Fund
       Name, Birth Date          Complex Overseen by
          and Address*              Director (2)             Other Directorships Held by Director (3)
- -----------------------------------------------------------------------------------------------------------
Independent Directors
Dr. Judith L. Craven                     75            Director, A.G. Belo Corporation, a media company
  DOB: October 6, 1945                                 (1992-Present); Director SYSCO Corporation, a
                                                       food marketing and distribution company (1996-
                                                       Present); Director, Luby's, Inc., a restaurant chain
                                                       (1998-Present); Director, University of Texas Board
                                                       of Regents (2001-Present).

- -----------------------------------------------------------------------------------------------------------
William F. Devin                         75            None.
  DOB: December 30, 1938



- -----------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner                     37            None.
  DOB: July 15, 1949






- -----------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.           37            None.
  DOB: July 27, 1940

- -----------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman                     37            None.
  DOB: March 2, 1912


- -----------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster                   37            None.
  DOB: December 15, 1923

- -----------------------------------------------------------------------------------------------------------
Kenneth J. Lavery                        37            Director, Board of Overseers, Newton Wellesley
  DOB: December 30, 1949                               Hospital (1996-Present).

- -----------------------------------------------------------------------------------------------------------
Ben H. Love                              37            None.
  DOB: September 26, 1930


- -----------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.                  37            Director, Monarch Dental Corporation
  DOB: October 28, 1946                                (1997-Present); Director, Pinnacle Financial
                                                       Partners, Inc. (2000-Present).
- -----------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

122
                                                                   May 31, 2003
                 DIRECTOR INFORMATION (Unaudited) - CONTINUED



    Name, Birth Date     Position Held With
       and Address*        VALIC Complex    Year Service Began      Principal Occupations During Past Five Years
- -----------------------------------------------------------------------------------------------------------------------
Interested Directors
Robert P. Condon (1)     Director                  2001        President, VALIC (2000-Present); Executive Vice
  DOB: December 28, 1941                                       President-Sales and Marketing, American General
                                                               Retirement Services (1999-Present). Formerly, Executive
                                                               Vice President, Fidelity Federal Bank
                                                               (1993-1999).
- -----------------------------------------------------------------------------------------------------------------------
Paige T. Davis (1)       Director                  2002        Formerly, Regional Manager, VALIC (1976-2001).
  DOB: July 4, 1943





- -----------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck (1)     Director                  2001        President and Chief Executive Officer, SAAMCo
  DOB: January 23, 1954                                        (1995-Present); President, AIG SunAmerica Fund
                                                               Services, Inc. (1988-Present).
- -----------------------------------------------------------------------------------------------------------------------

                         Number of Funds in Fund
    Name, Birth Date       Complex Overseen by
       and Address*           Director (2)          Other Directorships Held by Director (3)
- -----------------------------------------------------------------------------------------------
Interested Directors
Robert P. Condon (1)               37            None.
  DOB: December 28, 1941



- -----------------------------------------------------------------------------------------------
Paige T. Davis (1)                 37            Director, Maryland African American Museum
  DOB: July 4, 1943                              Corporation (1999-Present); Director, Maryland
                                                 Racing Commission (1996-Present); Director,
                                                 Morgan State University Foundation, Inc.
                                                 (1998-Present); Director, Maryland Health and
                                                 Higher Education Facilities Authority
                                                 (1987-Present).
- -----------------------------------------------------------------------------------------------
Peter A. Harbeck (1)               83            None.
  DOB: January 23, 1954

- -----------------------------------------------------------------------------------------------

* The business address for each Director is, 2929 Allen Parkway, Houston, TX, 77019.
(1)Interested Director, as defined within the Investment Company Act of 1940 (the "1940 Act"), because of current or former employment by VALIC (Messrs. Condon and Davis) or SAAMCo (Mr. Harbeck), companies affiliated with VALIC.
(2)The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo or an affiliated person of SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Style Select Series, Inc. (15 portfolios), Anchor Pathway Fund (7 funds), Anchor Series Trust (8 portfolios), Seasons Series Trust (19 portfolios), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 funds), and VALIC Company II (15 funds).
(3)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act other than those listed under the preceding column.

   Additional Information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

- -----------------------------------------------------------------------------

                                                                            123
May 31, 2003
           VALIC COMPANY I - SHAREHOLDER TAX INFORMATION (Unaudited)


Certain tax information regarding the VALIC Company I Series is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended May 31, 2003.

During the year ended May 31, 2003, the Funds paid the following dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                              Net           Net                                Qualifying % for the
                                 Total      Ordinary     Long-term     Foreign      Foreign       70% Dividends
Fund                           Dividends     Income    Capital Gains Tax Credit* Source Income  Received Deduction
- ----                          ------------ ----------- ------------- ----------- ------------- --------------------
Asset Allocation............. $  3,974,959 $ 3,974,959  $         -   $      -    $         -          37.72%
Capital Conservation.........    3,172,002   3,172,002            -          -              -            N/A
Core Equity..................    6,153,017   6,153,017            -          -              -         100.00%
Government Securities........    7,731,553   6,603,003    1,128,550          -              -            N/A
Growth & Income..............    1,435,004   1,435,004            -          -              -         100.00%
Income & Growth..............    2,693,004   2,693,004            -          -              -         100.00%
International Equities.......      930,002     930,002            -    250,615      2,353,857           1.01%
International Government Bond      671,332           -      671,332          -              -            N/A
International Growth I.......    6,113,264   6,113,264            -    898,518     10,340,633           0.14%
Large Cap Growth.............      253,510     253,510            -          -              -         100.00%
Mid Cap Index................   40,663,847   6,863,215   33,800,632          -              -         100.00%
Money Market.................    5,987,391   5,987,391            -          -              -            N/A
Small Cap Index..............    1,695,206   1,695,206            -          -              -          95.52%
Social Awareness.............   10,844,308   9,873,151      971,157          -              -         100.00%
Stock Index..................  130,503,753  46,820,984   83,682,769          -              -         100.00%
Value........................      109,752     109,752            -          -              -         100.00%

                                 Qualified
Fund                          Dividend Income+
- ----                          ----------------
Asset Allocation.............   $   593,432
Capital Conservation.........           N/A
Core Equity..................     1,903,942
Government Securities........           N/A
Growth & Income..............       998,170
Income & Growth..............     1,764,318
International Equities.......       930,002
International Government Bond           N/A
International Growth I.......     4,481,005
Large Cap Growth.............       253,510
Mid Cap Index................     4,584,252
Money Market.................           N/A
Small Cap Index..............       745,726
Social Awareness.............     2,186,914
Stock Index..................    24,244,916
Value........................        97,866

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003, which will be made available after the end of the calendar year.

*The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to shareholders.
+In accordance with the Jobs and Growth Tax Relief Reconciliation Act of 2003, the tax rate on dividends will be reduced to 15% for most taxpayers and 5% for those in the lowest income tax bracket for distributions made after December 31, 2003. This rate reduction applies to dividends received from domestic corporations and certain foreign corporations ("qualified dividend income"). The amounts in this column represent the maximum amount of qualified dividend income of the distributions made during the five months ending May 31, 2003.

- ------------------------------------------------------------------------------

124
                               VALIC COMPANY I


BOARD OF DIRECTORS                           TRANSFER AND SHAREHOLDER SERVICE AGENT
Robert P. Condon                             The Variable Annuity
Judith L. Craven                             Life Insurance Company (VALIC)
Paige T. Davis                               2929 Allen Parkway
William F. Devin                             Houston, Texas 77019
Timothy J. Ebner
Gustavo E. Gonzales, Jr.                     OFFICERS
Norman Hackerman                             Robert P. Condon,
Peter A. Harbeck                              Chairman
John W. Lancaster                            Evelyn M. Curran,
Kenneth J. Lavery                             President and Chief Executive Officer
Ben H. Love                                  John Packs,
John E. Maupin, Jr.                           Vice President and Senior Investment Officer
                                             Gregory R. Kingston,
CUSTODIAN                                     Treasurer and Chief Financial Officer
State Street Bank and Trust Company          Nori L. Gabert,
225 Franklin Street                           Vice President and Secretary
Boston, Massachusetts 02110                  Cynthia A. Gibbons,
                                              Chief Compliance Officer and Assistant Secretary
INVESTMENT ADVISER                           Robert M. Zakem,
The Variable Annuity                          Vice President and Assistant Secretary
Life Insurance Company (VALIC)               Donna Handel,
2929 Allen Parkway                            Vice President and Assistant Treasurer
Houston, Texas 77019                         Thomas C. Thompson,
                                              Assistant Secretary
INVESTMENT SUB-ADVISERS                      Kathryn A. Pearce,
AIG Global Investment Corp.                   Assistant Treasurer
175 Water Street                             Donald H. Guire,
New York, New York 10038                      Assistant Treasurer

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Founders Asset Management, LLC
2930 East Third Avenue
Denver, Colorado 80206

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

WM Advisors, Inc.
1201 Third Avenue
Seattle, Washington 98101

INDEPENDENT AUDITORS
Ernst & Young LLP
1401 McKinney, Suite 1200
Houston, Texas 77010




TO INSURANCE PRODUCT OWNERS:
 This report contains detailed financial information to help you understand your variable insurance product's past performance and shows the performance for the funds that you invested in through your variable insurance contract. The performance does not reflect separate account charges under your insurance product. These charges would otherwise lower the performance information shown.

 If you would like further information about the material or products issued by VALIC, or any affiliate of American International Group, Inc., please contact your account representative.

 "Standard & Poor's(R)", "Standard & Poor's Mid Cap 400 Index" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Stock Index Fund and Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VALIC Company I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

- -----------------------------------------------------------------------------

                                                                            125
                               VALIC COMPANY I


                                                               AIG VALIC ONLINE

                                                                 Account Access

                        Manage your account on the Web through AIG VALIC
                        Online!

   You must establish a Enjoy quick, easy and secure access -- now or anytime.
                        Go to www.aigvalic.com, and click on "View your account".
                        You'll find these exciting features:

Personal Identification .  View your current portfolio valuation.
                        . View your quarterly account and transaction confirmation statements.
    Number (PIN) before .  View fund performance.
    using the automated .  View information about your financial advisor.
      account services. .  Change your Personal Identification Number (PIN).
                        .  Change your address, e-mail and telephone number.
                        .  Change your allocation of future contributions.
                        .  Transfer money among investment options.
  Your PIN is valid for . Rebalance account to your desired allocation mix. both AIG VALIC by Phone . Perform loan modeling.
                        .  Request forms for a variety of services.
                        . Enroll in the electronic document delivery service. Start exploring AIG VALIC Online today by establishing at 1.800.428.2542 a Personal Identification Number (PIN)!
  and AIG VALIC Online. To set up a PIN through AIG VALIC Online:
                        .  Go to www.aigvalic.com.
                        .  Click "View your account".
                        .  Click "I am a new user".
                        . For verification, enter your Social Security number, last name and date of birth.
                        .  Choose, enter and verify your four-digit numeric
                           PIN.
                        . Click "I Agree" to accept AIG VALIC's access agreement (required).
                        . Verify and/or update your address, e-mail and telephone number information.
                        Your PIN setup is complete when the Client Summary screen appears.
                        This PIN is valid for both AIG VALIC by Phone at
                        1.800.428.2542 and AIG VALIC Online.

                        AIG VALIC by Phone is AIG VALIC's toll-free automated phone line for 24-hour access to your account.

VALIC Company I, Semi-annual Report at November 30, 2003.

                                                                VALIC Company I


                                                             Semi-Annual Report

                                                              November 30, 2003

            VALIC COMPANY I - SEMI-ANNUAL REPORT NOVEMBER 30, 2003



TABLE OF CONTENTS

                   President's Letter....................   1

                   Schedule of Investments:

                      Asset Allocation Fund..............   2
                      Blue Chip Growth Fund..............  11
                      Capital Conservation Fund..........  13
                      Core Equity Fund...................  17
                      Government Securities Fund.........  19
                      Growth & Income Fund...............  20
                      Growth Fund........................  22
                      Health Sciences Fund...............  25
                      Income & Growth Fund...............  27
                      International Equities Fund........  30
                      International Government Bond Fund.  41
                      International Growth I Fund........  44
                      Large Cap Growth Fund..............  47
                      Mid Cap Index Fund.................  49
                      Money Market I Fund................  55
                      Nasdaq-100(R) Index Fund...........  56
                      Science & Technology Fund..........  58
                      Small Cap Fund.....................  60
                      Small Cap Index Fund...............  65
                      Social Awareness Fund..............  83
                      Stock Index Fund...................  86
                      Value Fund.........................  92

                   Statements of Assets and Liabilities..  95

                   Statements of Operations.............. 103

                   Statements of Changes in Net Assets... 107

                   Notes to Financial Statements......... 113

                   Financial Highlights.................. 123

                   Director Information.................. 134

- ------------------------------------------------------------------------------

                                                                             1
                              PRESIDENT'S LETTER


Dear Valued Investor:

We are pleased to present the semiannual report for VALIC Company I. The report contains the investment information and the financial statements of the VALIC Company I portfolios for the reporting period ended November 30, 2003.

With VALIC Company I, you have a wide range of investment choices, covering many asset classes, to help you meet your objectives. Each investor has his or her own risk tolerance and financial goals. We recommend that you contact your financial representative to make certain that your current portfolio allocation is appropriate for you.

Thank you for your continued confidence in our ability to help you meet your investment goals.

                                Sincerely,

                               /s/ Evelyn M. Curran
                                Evelyn M. Curran, President
                                VALIC Company I

- ----------------------------------------------------------------------------

          ASSET ALLOCATION FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

2

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          COMMON STOCK - 55.34%
          ADVERTISING - 0.06%
    1,900 Interpublic Group of Cos., Inc. + $     27,075
      920 Omnicom Group, Inc...............       73,287
                                            ------------
                                                 100,362
                                            ------------
          AEROSPACE/DEFENSE - 1.02%
    5,370 Boeing Co........................      206,154
    3,710 General Dynamics Corp............      300,027
      570 Goodrich Corp....................       15,681
    5,730 Honeywell International, Inc.....      170,124
   10,770 Lockheed Martin Corp.............      494,774
      890 Northrop Grumman Corp............       82,441
    9,720 Raytheon Co......................      269,341
      870 Rockwell Collins, Inc............       23,394
    2,280 United Technologies Corp.........      195,396
                                            ------------
                                               1,757,332
                                            ------------
          AIRLINES - 0.10%
    8,920 Delta Air Lines, Inc.............      111,857
    3,800 Southwest Airlines Co............       68,324
                                            ------------
                                                 180,181
                                            ------------
          APPAREL & PRODUCTS - 0.47%
    4,340 Gap, Inc.........................       93,310
    6,660 Jones Apparel Group, Inc.........      229,770
    2,530 Limited, Inc.....................       45,338
      530 Liz Claiborne, Inc...............       18,555
    4,510 Nike, Inc., Class B..............      303,298
    1,200 Reebok International, Ltd........       48,288
    2,480 TJX Cos., Inc....................       56,023
      520 VF Corp..........................       21,460
                                            ------------
                                                 816,042
                                            ------------
          APPLIANCES/FURNISHINGS - 0.03%
      940 Leggett & Platt, Inc.............       19,120
      380 Maytag Corp......................       10,047
      330 Whirlpool Corp...................       22,545
                                            ------------
                                                  51,712
                                            ------------
          AUTOMOTIVE - 0.54%
    1,340 AutoNation, Inc. +...............       23,557
      440 AutoZone, Inc. +.................       42,090
      360 Cooper Tire & Rubber Co..........        7,204
    4,570 Danaher Corp.....................      380,224

 NUMBER                                      MARKET
OF SHARES                                    VALUE
- ------------------------------------------------------
          AUTOMOTIVE - (Continued)
    2,720 Delphi Automotive Systems Corp. $     23,882
   23,240 Ford Motor Co..................      306,768
    2,720 General Motors Corp............      116,362
      850 Genuine Parts Co...............       26,758
      850 Goodyear Tire & Rubber Co. +...        5,737
      640 Visteon Corp...................        5,024
                                          ------------
                                               937,606
                                          ------------
          BANKS - 4.04%
    1,700 AmSouth Bancorp................       40,783
   16,150 Bank of America Corp...........    1,218,194
    3,740 Bank of New York Co., Inc......      114,743
   12,780 Bank One Corp..................      554,141
    2,620 BB&T Corp......................      103,123
    1,100 Charter One Financial, Inc.....       36,542
      850 Comerica, Inc..................       44,328
    2,770 Fifth Third Bancorp............      161,020
      610 First Tennessee National Corp..       27,206
   14,800 FleetBoston Financial Corp.....      600,880
    1,110 Huntington Bancshares, Inc.....       24,409
    2,050 KeyCorp........................       56,969
    1,100 Marshall & Ilsley Corp.........       40,810
    7,680 Mellon Financial Corp..........      221,184
    9,300 National City Corp.............      312,015
      740 North Fork Bancorp., Inc.......       29,548
    1,070 Northern Trust Corp............       47,990
    1,360 PNC Financial Services Group...       73,930
    1,410 Providian Financial Corp. +....       15,933
    1,080 Regions Financial Corp.........       40,079
    1,640 SouthTrust Corp................       52,726
    1,620 State Street Bank & Trust Co...       82,555
    1,370 SunTrust Bks., Inc.............       97,338
    1,470 Synovus Financial Corp.........       42,130
   24,980 U.S. Bancorp...................      692,196
      950 Union Planters Corp............       32,785
   20,450 Wachovia Corp..................      935,587
   22,160 Wells Fargo & Co...............    1,270,433
      440 Zions Bancorp..................       27,135
                                          ------------
                                             6,996,712
                                          ------------
          BEVERAGES - 1.56%
      180 Adolph Coors Co., Class B......        9,920
   10,290 Anheuser-Busch Cos., Inc.......      533,228
      300 Brown-Forman Corp., Class B....       27,522

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          BEVERAGES - (Continued)
   28,630 Coca-Cola Bottling Co............. $  1,331,295
    2,200 Coca-Cola Enterprises, Inc........       45,430
    4,960 Pepsi Bottling Group, Inc.........      114,477
   13,260 PepsiCo, Inc......................      638,071
                                             ------------
                                                2,699,943
                                             ------------
          BROADCASTING - 0.63%
    5,730 Clear Channel Communications, Inc.      239,571
   25,360 Comcast Corp., Class A +..........      795,797
    1,560 Univision Communications, Inc.,
           Class A+.........................       56,285
                                             ------------
                                                1,091,653
                                             ------------
          BUILDING MATERIALS - 0.51%
      350 American Standard Cos., Inc. +....       34,895
    8,790 Lowe's Cos., Inc..................      512,457
    2,280 Masco Corp........................       62,016
      710 Sherwin-Williams Co...............       23,025
    5,480 Vulcan Materials Co...............      243,696
                                             ------------
                                                  876,089
                                             ------------
          CHEMICAL - 0.80%
    1,100 Air Products and Chemicals, Inc...       52,734
      330 Ashland, Inc......................       13,114
    4,460 Dow Chemical Co...................      167,473
   13,790 E.I. du Pont de Nemours and Co....      571,734
    6,430 Eastman Chemical Co...............      229,358
    1,260 Ecolab, Inc.......................       33,037
      610 Engelhard Corp....................       18,190
      250 Great Lakes Chemical Corp.........        5,678
    9,350 Hercules, Inc. +..................       93,874
    1,270 Monsanto Co.......................       34,442
      830 PPG Industries, Inc...............       48,530
      790 Praxair, Inc......................       56,706
    1,080 Rohm and Haas Co..................       43,362
      340 Sigma-Aldrich Corp................       18,214
                                             ------------
                                                1,386,446
                                             ------------
          COMMERCIAL SERVICES - 0.34%
      280 Ball Corp.........................       15,666
    5,020 Cendant Corp. +...................      111,243
      830 Cintas Corp.......................       38,794
    2,370 Concord EFS, Inc. +...............       27,231
      690 Convergys Corp. +.................       10,585

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             3

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          COMMERCIAL SERVICES - Continued
    6,200 Deluxe Corp....................... $    255,440
      400 Fluor Corp........................       14,664
      730 Moody's Corp......................       41,815
    1,830 Paychex, Inc......................       70,400
                                             ------------
                                                  585,838
                                             ------------
          CONGLOMERATES - 2.62%
   11,540 3M Co.............................      912,122
      370 Eaton Corp........................       38,106
   97,970 General Electric Co. @............    2,808,800
      450 ITT Industries, Inc...............       29,664
    5,870 Loews Corp........................      250,238
      660 Textron, Inc......................       32,894
   20,120 Tyco International, Ltd...........      461,754
                                             ------------
                                                4,533,578
                                             ------------
          DRUGS - 3.73%
   13,220 Abbott Laboratories...............      584,324
    2,020 Allergan, Inc.....................      150,955
   22,740 Bristol-Myers Squibb Co...........      599,199
    7,820 Eli Lilly & Co....................      536,139
    2,810 Forest Laboratories, Inc. +.......      153,538
    1,170 King Pharmaceuticals, Inc. +......       15,105
   15,720 Merck & Co., Inc..................      638,232
   86,419 Pfizer, Inc. @....................    2,899,357
    7,140 Schering-Plough Corp..............      114,597
      520 Watson Pharmaceuticals, Inc. +....       24,513
   18,950 Wyeth.............................      746,630
                                             ------------
                                                6,462,589
                                             ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 0.73%
    4,990 Agilent Technologies, Inc. +......      141,117
      960 American Power Conversion Corp....       20,986
    1,020 Applera Corp. - Applied Biosystems
           Group............................       21,899
      920 Comverse Technology, Inc. +.......       17,692
    2,050 Emerson Electric Co...............      125,132
      970 Jabil Circuit, Inc. +.............       26,685
    6,950 JDS Uniphase Corp. +..............       23,908
      440 Johnson Controls, Inc.............       48,154
      240 Millipore Corp. +.................       10,274
    2,600 Molex, Inc........................       83,616
    1,820 NVIDIA Corp. +....................       38,493

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
      570 Parker Hannifin Corp.............. $     31,344
    3,450 Perkinelmer, Inc..................       58,339
    1,310 Pitney Bowes, Inc.................       52,073
      830 PMC-Sierra, Inc. +................       16,907
      400 Power-One, Inc. +.................        3,372
    2,480 Sanmina-SCI Corp. +...............       30,231
    4,030 Solectron Corp. +.................       23,576
    1,120 Symbol Technologies, Inc..........       15,624
      410 Tektronix, Inc....................       11,296
    6,950 Thermo Electron Corp. +...........      166,105
      280 Thomas & Betts Corp...............        5,824
      440 W. W. Grainger, Inc...............       20,354
    7,030 Waters Corp. +....................      224,819
    3,840 Xerox Corp. +.....................       46,771
                                             ------------
                                                1,264,591
                                             ------------
          FINANCE COMPANIES - 0.57%
    4,160 Capital One Financial Corp........      248,435
   15,330 MBNA Corp.........................      375,892
    9,940 SLM Corp..........................      369,072
                                             ------------
                                                  993,399
                                             ------------
          FINANCIAL SERVICES - 4.06%
    9,850 American Express Co...............      450,243
      480 Bear Stearns Cos., Inc............       34,781
   14,290 Charles Schwab Corp...............      165,764
   56,970 Citigroup, Inc. @.................    2,679,869
      660 Countrywide Financial Corp........       69,696
      680 Equifax, Inc......................       16,068
    8,910 Fannie Mae........................      623,700
      530 Federated Investors, Inc., Class B       15,237
    1,220 Franklin Resources, Inc...........       58,353
    5,980 Freddie Mac.......................      325,432
    5,750 Goldman Sachs Group, Inc..........      552,460
      870 H & R Block, Inc..................       47,232
    1,160 Janus Capital Group, Inc..........       16,136
   23,060 JP Morgan Chase & Co..............      815,402
    1,340 Lehman Brothers Holdings, Inc.....       96,761
    8,240 Merrill Lynch & Co., Inc..........      467,620
   10,150 Morgan Stanley....................      561,092
      600 T. Rowe Price Group, Inc..........       25,224
                                             ------------
                                                7,021,070
                                             ------------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          FOODS - 0.62%
    3,130 Archer-Daniels-Midland Co........... $     44,728
    2,000 Campbell Soup Co....................       51,220
    2,610 ConAgra Foods, Inc..................       63,945
   10,220 General Mills, Inc..................      460,002
    1,710 H J Heinz Co........................       61,731
      640 Hershey Foods Corp..................       49,728
    1,980 Kellogg Co..........................       70,825
      680 McCormick & Co., Inc................       19,509
    3,780 Sara Lee Corp.......................       77,679
    3,160 Sysco Corp..........................      114,771
    1,090 Wm. Wrigley Jr. Co..................       60,081
                                               ------------
                                                  1,074,219
                                               ------------
          FREIGHT - 0.55%
    1,450 FedEx Corp..........................      105,415
      310 Ryder System, Inc...................        9,669
   11,610 United Parcel Service, Inc., Class B      844,860
                                               ------------
                                                    959,944
                                               ------------
          HARDWARE & TOOLS - 0.22%
    7,860 Black & Decker Corp.................      364,625
      280 Snap-on, Inc........................        8,406
      410 Stanley Works.......................       13,411
                                               ------------
                                                    386,442
                                               ------------
          HEALTHCARE - 0.32%
    3,570 Anthem, Inc.+.......................      257,469
      260 Bausch & Lomb, Inc..................       13,060
    1,170 Health Management Associates, Inc.,
           Class A............................       30,069
      720 Manor Care, Inc.....................       25,430
    5,010 McKesson Corp.......................      146,292
    2,044 Medco Health Solutions, Inc. +......       74,463
                                               ------------
                                                    546,783
                                               ------------
          HEAVY DUTY TRUCKS/PARTS - 0.13%
   10,210 Dana Corp...........................      165,095
      330 Navistar International Corp. +......       14,223
      570 PACCAR, Inc.........................       45,720
                                               ------------
                                                    225,038
                                               ------------
          HOME BUILDERS - 0.04%
      300 Centex Corp.........................       32,820
      230 KB Home.............................       15,842

- ------------------------------------------------------------------------------

                                                              November 30, 2003

4

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ---------------------------------------------------------------
          HOME BUILDERS - Continued
      300 Pulte Homes, Inc........................ $     28,662
                                                   ------------
                                                         77,324
                                                   ------------
          HOSPITAL MANAGEMENT - 0.08%
    2,670 HCA, Inc................................      111,900
    2,250 Tenet Healthcare Corp. +................       32,872
                                                   ------------
                                                        144,772
                                                   ------------
          HOSPITAL SUPPLIES - 1.60%
    1,900 AmerisourceBergen Corp..................      120,251
    2,960 Baxter International, Inc...............       82,347
    8,430 Becton, Dickinson and Co................      337,453
    1,250 Biomet, Inc.............................       44,712
    4,000 Boston Scientific Corp. +...............      143,560
    4,470 Cardinal Health, Inc....................      273,296
      250 CR Bard, Inc............................       18,900
   27,200 Johnson & Johnson.......................    1,340,688
    6,230 Medtronic, Inc..........................      281,596
      840 St. Jude Medical, Inc. +................       53,206
      970 Stryker Corp............................       78,570
                                                   ------------
                                                      2,774,579
                                                   ------------
          HOUSEHOLD PRODUCTS - 1.63%
      290 Alberto-Culver Co., Class B.............       17,710
      320 American Greetings Corp., Class A +.....        6,758
    1,150 Avon Products, Inc......................       78,775
    1,820 Clorox Co...............................       85,395
    7,110 Colgate-Palmolive Co....................      373,275
      710 Fortune Brands, Inc.....................       48,507
   13,840 Gillette Co.............................      466,823
      460 International Flavors & Fragrances, Inc.       14,936
    2,460 Kimberly-Clark Corp.....................      133,381
    1,330 Newell Rubbermaid, Inc..................       30,417
   16,140 Procter & Gamble Co.....................    1,553,314
      280 Tupperware Corp.........................        4,315
                                                   ------------
                                                      2,813,606
                                                   ------------
          HUMAN RESOURCES - 0.01%
      830 Robert Half International, Inc. +.......       18,476
                                                   ------------
          INFORMATION PROCESSING -
          HARDWARE - 1.92%
    4,150 Apple Computer, Inc. +..................       86,818
   26,640 Dell, Inc. +............................      919,080
    1,570 Gateway, Inc. +.........................        7,002

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - Continued
   32,670 Hewlett-Packard Co..................... $    708,612
   15,480 International Business Machines Corp...    1,401,559
      620 Lexmark International, Inc., Class A +.       47,988
    2,850 Network Appliance, Inc. +..............       65,864
   20,460 Sun Microsystems, Inc. +...............       87,364
                                                  ------------
                                                     3,324,287
                                                  ------------
          INFORMATION PROCESSING -
          SERVICES - 1.33%
    3,080 Adobe Systems, Inc.....................      127,266
      910 Computer Sciences Corp. +..............       37,674
    7,980 eBay, Inc. +...........................      445,683
    2,330 Electronic Data Systems Corp...........       50,375
   20,720 EMC Corp. +............................      284,693
    9,990 First Data Corp........................      378,121
    6,590 Fiserv, Inc. +.........................      247,125
      550 Monster Worldwide, Inc. +..............       13,233
      460 NCR Corp. +............................       16,054
    4,790 SunGard Data Systems, Inc. +...........      129,426
    7,480 Symantec Corp. +.......................      245,568
    5,570 Unisys Corp. +.........................       90,902
    5,390 Yahoo!, Inc. +.........................      231,662
                                                  ------------
                                                     2,297,782
                                                  ------------
          INFORMATION PROCESSING -
          SOFTWARE - 2.43%
      540 Autodesk, Inc..........................       12,539
    2,910 Automatic Data Processing, Inc.........      111,249
    1,110 BMC Software, Inc. +...................       18,459
      800 Citrix Systems, Inc. +.................       19,216
    2,810 Computer Associates International, Inc.       65,473
    1,860 Compuware Corp. +......................       10,639
    1,160 IMS Health, Inc........................       26,715
    2,340 Intuit, Inc. +.........................      117,655
      420 Mercury Interactive Corp. +............       19,656
  110,480 Microsoft Corp. @......................    2,839,336
    1,800 Novell, Inc. +.........................       17,100
   60,370 Oracle Corp. +.........................      725,044
    1,290 Parametric Technology Corp. +..........        4,412
    1,770 PeopleSoft, Inc. +.....................       37,435
    2,400 Siebel Systems, Inc. +.................       31,632
    3,800 VERITAS Software Corp. +...............      144,480
                                                  ------------
                                                     4,201,040
                                                  ------------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          INSURANCE - 2.98%
    5,170 ACE, Ltd............................... $    188,446
      750 Aetna, Inc.............................       48,285
   11,300 AFLAC, Inc.............................      406,461
    3,420 Allstate Corp..........................      138,100
      520 AMBAC Financial Group, Inc.............       35,750
   25,250 American International Group, Inc. #...    1,463,237
    1,520 Aon Corp...............................       33,349
      910 Chubb Corp.............................       59,560
    2,770 CIGNA Corp.............................      148,610
      780 Cincinnati Financial Corp..............       31,613
    4,480 Hartford Financial Services Group, Inc.      246,400
      870 Humana, Inc. +.........................       19,427
      690 Jefferson-Pilot Corp...................       33,486
    5,460 John Hancock Financial Services, Inc...      200,655
      860 Lincoln National Corp..................       33,721
    7,630 Marsh & McLennan Cos., Inc.............      339,077
      830 MBIA, Inc..............................       48,240
    9,890 MetLife, Inc...........................      323,304
    1,960 MGIC Investment Corp...................      103,782
    1,570 Principal Financial Group, Inc.........       51,983
    1,060 Progressive Corp.......................       82,786
    2,650 Prudential Financial, Inc..............      103,641
      670 Safeco Corp............................       25,078
    5,970 St. Paul Cos., Inc.....................      221,487
      560 Torchmark Corp.........................       24,696
    4,890 Travelers Property Casualty Corp.,
           Class B...............................       76,284
    9,440 UnitedHealth Group, Inc................      508,816
    2,590 UnumProvident Corp.....................       38,669
      710 Wellpoint Health Networks, Inc.,
           Class A +.............................       66,378
      660 Xl Capital, Ltd., Class A..............       49,632
                                                  ------------
                                                     5,150,953
                                                  ------------
          LEISURE AND TOURISM - 0.96%
      440 Brunswick Corp.........................       13,222
    3,060 Carnival Corp..........................      107,681
      800 Darden Restaurants, Inc................       16,568
    2,740 Electronic Arts, Inc. +................      121,190
    5,440 Harley-Davidson, Inc...................      256,605
      540 Harrah's Entertainment, Inc............       25,850
      840 Hasbro, Inc............................       18,572
    1,840 Hilton Hotels Corp.....................       30,102
    1,680 International Game Technology..........       58,279

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             5

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          LEISURE AND TOURISM - Continued
    1,130 Marriott International, Inc., Class A $     51,788
    5,600 Mattel, Inc..........................      113,344
   25,180 McDonald's Corp......................      645,363
    1,420 Sabre Holdings Corp., Class A........       29,607
    1,900 Starbucks Corp. +....................       60,933
      980 Starwood Hotels & Resorts Worldwide,
           Inc., Class B.......................       33,781
      550 Wendy's International, Inc...........       21,357
    1,430 Yum! Brands, Inc. +..................       49,321
                                                ------------
                                                   1,653,563
                                                ------------
          MACHINERY - 0.63%
    1,680 Caterpillar, Inc.....................      127,764
      450 Cooper Industries, Ltd., Class A.....       24,142
    6,040 Crane Co.............................      175,704
      200 Cummins, Inc.........................        9,290
    1,160 Deere & Co...........................       71,027
    8,310 Dover Corp...........................      319,021
    1,500 Illinois Tool Works, Inc.............      117,150
    3,200 Ingersoll-Rand Co., Class A..........      199,488
      600 Pall Corp............................       15,372
      900 Rockwell Automation, Inc.............       29,925
                                                ------------
                                                   1,088,883
                                                ------------
          MEDICAL - BIOMEDICAL/GENE - 0.64%
   13,250 Amgen, Inc. +........................      762,007
    1,590 Biogen, Inc. +.......................       60,706
    5,470 Genzyme Corp. +......................      255,668
    1,210 MedImmune, Inc. +....................       28,798
                                                ------------
                                                   1,107,179
                                                ------------
          MEDICAL TECHNOLOGY - 0.32%
    2,110 Chiron Corp. +.......................      113,138
    4,490 Guidant Corp.........................      254,898
    1,560 Quest Diagnostics, Inc. +............      113,833
    1,100 Zimmer Holdings, Inc. +..............       72,512
                                                ------------
                                                     554,381
                                                ------------
          METALS - 0.34%
    4,110 Alcoa, Inc...........................      134,849
    9,600 Allegheny Technologies, Inc..........       78,720
      820 Freeport-McMoRan Copper & Gold, Inc.,
           Class B.............................       35,695
    4,770 Newmont Mining Corp..................      229,628

 NUMBER                                   MARKET
OF SHARES                                 VALUE
- ---------------------------------------------------
          METALS - Continued
      380 Nucor Corp.................. $     21,322
      430 Phelps Dodge Corp. +........       27,382
    2,270 United States Steel Corp....       56,410
      420 Worthington Industries, Inc.        6,014
                                       ------------
                                            590,020
                                       ------------
          MISCELLANEOUS - 0.02%
    1,390 Eastman Kodak Co............       33,860
                                       ------------
          MULTIMEDIA - 1.22%
    1,310 Gannett Co., Inc............      113,446
      930 McGraw-Hill Cos., Inc.......       63,705
      240 Meredith Corp...............       11,494
   45,430 Time Warner, Inc. +.........      739,600
   17,040 Viacom, Inc., Class B.......      670,013
   21,850 Walt Disney Co..............      504,516
                                       ------------
                                          2,102,774
                                       ------------
          OIL AND GAS - 3.11%
    1,450 Amerada Hess Corp...........       68,687
    5,440 Anadarko Petroleum Corp.....      244,419
      790 Apache Corp.................       56,722
    1,630 Baker Hughes, Inc...........       47,042
      770 BJ Services Co. +...........       24,555
      980 Burlington Resources, Inc...       49,196
   12,990 ChevronTexaco Corp..........      975,549
    6,770 ConocoPhillips..............      384,130
    1,130 Devon Energy Corp...........       55,777
    1,820 Dynegy, Inc., Class A +.....        7,280
    2,920 El Paso Corp................       20,732
      560 EOG Resources, Inc..........       23,486
   74,550 Exxon Mobil Corp. @.........    2,696,473
    4,980 Halliburton Co..............      116,283
    4,410 Kerr-McGee Corp.............      185,176
      600 Kinder Morgan, Inc..........       32,700
    1,510 Marathon Oil Corp...........       44,711
      710 Nabors Industries, Ltd. +...       26,355
      650 Noble Corp. +...............       22,477
    1,860 Occidental Petroleum Corp...       68,225
      180 Peoples Energy Corp.........        7,236
      460 Rowan Cos., Inc. +..........        9,738
    2,830 Schlumberger, Ltd...........      132,784
      370 Sunoco, Inc.................       17,764
    1,550 Transocean, Inc. +..........       30,039

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          OIL AND GAS - Continued
    1,260 Unocal Corp....................... $     40,043
                                             ------------
                                                5,387,579
                                             ------------
          PAPER/FOREST PRODUCTS - 0.43%
      540 Avery Dennison Corp...............       29,743
      260 Bemis Co., Inc....................       11,830
      280 Boise Cascade Corp................        8,263
   12,100 Georgia-Pacific Corp..............      330,209
    2,330 International Paper Co............       86,699
    5,830 Louisiana-Pacific Corp. +.........      105,464
      970 Meadwestvaco Corp.................       24,754
      770 Pactiv Corp. +....................       17,279
      890 Plum Creek Timber Co., Inc........       23,701
      410 Sealed Air Corp. +................       21,636
      260 Temple-Inland, Inc................       14,698
    1,070 Weyerhaeuser Co...................       60,990
                                             ------------
                                                  735,266
                                             ------------
          POLLUTION CONTROL - 0.07%
    2,640 Allied Waste Industries, Inc. +...       32,868
    2,880 Waste Management, Inc.............       84,701
                                             ------------
                                                  117,569
                                             ------------
          PUBLISHING - 0.18%
      400 Dow Jones & Co., Inc..............       19,840
      390 Knight-Ridder, Inc................       29,008
      730 New York Times Co., Class A.......       33,507
    1,100 R. R. Donnelley & Sons Co.........       30,866
    4,210 Tribune Co........................      205,659
                                             ------------
                                                  318,880
                                             ------------
          RAILROADS & EQUIPMENT - 0.14%
    1,810 Burlington Northern Santa Fe Corp.       53,884
    2,260 CSX Corp..........................       76,591
    1,900 Norfolk Southern Corp.............       40,679
    1,240 Union Pacific Corp................       78,963
                                             ------------
                                                  250,117
                                             ------------
          REAL ESTATE INVESTMENT
          TRUSTS - 0.10%
      460 Apartment Investment & Management
           Co., Class A.....................       15,663
    1,940 Equity Office Properties Trust....       53,796
    1,330 Equity Residential................       39,049

- ------------------------------------------------------------------------------

                                                              November 30, 2003

6

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- -----------------------------------------------------------
          REAL ESTATE INVESTMENT
          TRUSTS - Continued
      870 Prologis Trust................... $     26,535
      930 Simon Property Group, Inc........       44,129
                                            ------------
                                                 179,172
                                            ------------
          RETAIL - 3.49%
    1,780 Albertson's, Inc.................       37,878
    7,770 Bed Bath & Beyond, Inc. +........      328,205
    1,570 Best Buy Co., Inc................       97,340
      570 Big Lots, Inc. +.................        8,356
    1,020 Circuit City Stores, Inc.........       13,280
    2,220 Costco Wholesale Corp. +.........       79,520
    6,400 CVS Corp.........................      239,744
    2,320 Dillard's, Inc., Class A.........       39,092
    9,380 Dollar General Corp..............      198,106
      390 Express Scripts, Inc., Class A +.       25,245
      840 Family Dollar Stores, Inc........       32,407
      900 Federated Department Stores, Inc.       44,181
   21,700 Home Depot, Inc..................      797,692
    5,020 JC Penney Co., Inc...............      124,898
    3,450 Kohl's Corp. +...................      166,704
    3,650 Kroger Co. +.....................       68,839
    1,400 May Department Stores Co.........       41,510
      660 Nordstrom, Inc...................       22,770
    1,510 Office Depot, Inc. +.............       23,934
    3,520 RadioShack Corp..................      109,648
    2,150 Safeway, Inc. +..................       44,612
    1,240 Sears, Roebuck and Co............       68,398
   11,940 Staples, Inc. +..................      324,171
      650 SUPERVALU, Inc...................       16,783
    8,880 Target Corp......................      343,834
      710 Tiffany & Co.....................       32,198
    1,040 Toys R US, Inc. +................       12,210
   42,770 Wal-Mart Stores, Inc. @..........    2,379,723
    7,180 Walgreen Co......................      264,296
    5,180 Winn-Dixie Stores, Inc...........       46,775
                                            ------------
                                               6,032,349
                                            ------------
          SAVINGS & LOAN - 0.16%
      740 Golden West Financial Corp.......       74,666
    4,490 Washington Mutual, Inc...........      205,687
                                            ------------
                                                 280,353
                                            ------------

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          SCHOOLS - 0.15%
    3,820 Apollo Group, Inc., Class A +...... $    263,695
                                              ------------
          SEMICONDUCTORS - 2.45%
    1,690 Advanced Micro Devices, Inc. +.....       30,386
    1,860 Altera Corp. +.....................       47,114
    1,780 Analog Devices, Inc. +.............       88,555
   15,290 Applied Materials, Inc. +..........      371,547
    4,230 Applied Micro Circuits Corp. +.....       27,326
    1,440 Broadcom Corp., Class A +..........       52,459
   70,320 Intel Corp.........................    2,350,798
      950 KLA-Tencor Corp. +.................       55,680
    1,520 Linear Technology Corp.............       65,573
    6,500 LSI Logic Corp. +..................       60,905
    1,580 Maxim Integrated Products, Inc.....       82,286
    2,960 Micron Technology, Inc. +..........       38,510
    5,070 National Semiconductor Corp. +.....      226,730
      740 Novellus Systems, Inc. +...........       32,382
    2,060 QLogic Corp. +.....................      117,070
      920 Teradyne, Inc. +...................       23,156
   17,310 Texas Instruments, Inc.............      515,146
    1,660 Xilinx, Inc. +.....................       62,399
                                              ------------
                                                 4,248,022
                                              ------------
          TELECOMMUNICATIONS - 2.84%
    3,910 ADC Telecommunications Inc. +......        9,619
    3,730 Alltel Corp........................      169,379
    5,140 Andrew Corp. +.....................       60,498
   30,100 AT&T Wireless Services, Inc. +.....      225,750
    2,020 Avaya, Inc. +......................       27,472
    8,980 BellSouth Corp.....................      233,749
    9,820 CenturyTel, Inc....................      321,114
    2,290 Ciena Corp. +......................       16,213
   69,980 Cisco Systems, Inc. +..............    1,585,747
    1,380 Citizens Communications Co. +......       14,987
    6,470 Corning, Inc. +....................       74,146
   20,210 Lucent Technologies, Inc. +........       64,672
   35,550 Motorola, Inc......................      499,122
   18,150 Nextel Communications, Inc.,
           Class A +.........................      459,740
    6,690 QUALCOMM, Inc......................      298,040
    8,240 Qwest Communications International,
           Inc. +............................       30,158
      720 Scientific-Atlanta, Inc............       20,794
   14,980 Sprint Corp. (PCS Group) +.........       68,758
    2,010 Tellabs, Inc. +....................       16,080
   22,050 Verizon Communications, Inc........      722,578
                                              ------------
                                                 4,918,616
                                              ------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          TOBACCO - 0.57%
   18,060 Altria Group, Inc.................... $    939,120
      410 R.J. Reynolds Tobacco Holdings, Inc..       22,632
      810 UST, Inc.............................       29,152
                                                ------------
                                                     990,904
                                                ------------
          UTILITIES - COMMUNICATION - 0.44%
   12,882 AT&T Corp............................      255,450
   18,570 SBC Communications, Inc..............      432,310
    4,390 Sprint Corp. (FON Group).............       65,806
                                                ------------
                                                     753,566
                                                ------------
          UTILITIES - ELECTRIC - 1.36%
    3,010 AES Corp. +..........................       26,699
      610 Allegheny Energy, Inc. +.............        6,557
      790 Ameren Corp..........................       34,863
    9,660 American Electric Power Co., Inc.....      267,485
    2,010 Calpine Corp. +......................        8,583
   13,090 CenterPoint Energy, Inc..............      126,973
      860 Cinergy Corp.........................       31,433
      780 CMS Energy Corp. +...................        6,154
    1,090 Cons. Edison, Inc....................       43,927
      810 Constellation Energy Group, Inc......       30,488
    1,570 Dominion Resources, Inc..............       94,624
      820 DTE Energy Co........................       30,922
    8,540 Duke Energy Corp.....................      154,062
    1,580 Edison International, Inc. +.........       32,264
    1,110 Entergy Corp.........................       58,675
    8,830 Exelon Corp..........................      545,870
    1,580 FirstEnergy Corp.....................       54,747
      890 FPL Group, Inc.......................       56,559
    1,280 NiSource, Inc........................       26,560
    2,000 PG&E Corp. +.........................       50,240
      440 Pinnacle West Capital Corp...........       17,323
    5,400 PPL Corp.............................      220,752
    1,180 Progress Energy, Inc.................       51,708
    3,990 Public Service Enterprise Group, Inc.      163,670
    3,540 Southern Co..........................      103,616
    2,550 TECO Energy, Inc.....................       33,099
    1,560 TXU Corp.............................       34,538
    1,940 Xcel Energy, Inc.....................       32,398
                                                ------------
                                                   2,344,789
                                                ------------

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             7

  NUMBER                                             MARKET
 OF SHARES                                           VALUE
- --------------------------------------------------------------
            UTILITIES - GAS, DISTRIBUTION - 0.04%
        770 Keyspan Corp......................... $     27,127
        210 Nicor, Inc...........................        6,882
      1,090 Sempra Energy........................       30,869
                                                  ------------
                                                        64,878
                                                  ------------
            UTILITIES - GAS, PIPELINE - 0.01%
      2,520 Williams Cos., Inc...................       23,638
                                                  ------------
            TOTAL COMMON STOCK
            (Cost $80,302,015)...................   95,790,441
                                                  ------------
    PAR
   VALUE
- ------------
            CORPORATE BONDS - 10.03%
            AUTOMOTIVE - 0.31%
$   173,000 Delphi Trust II:
              6.20% due 11/15/08/(2)/............      173,043
     84,000 Ford Motor Co.:
              6.63% due 10/1/28..................       72,492
            General Motors Corp.:
    168,000   8.25% due 7/15/23..................      181,173
     98,000   7.20% due 1/15/11..................      103,576
                                                  ------------
                                                       530,284
                                                  ------------
            BANKS - 0.79%
     70,000 Bank America Corp.:
              5.25% due 12/1/15..................       69,138
    218,000 Bank of America Corp.:
              7.13% due 3/1/09...................      248,801
    150,000 European Investment Bank:
              4.00% due 3/15/05..................      154,506
     75,000 Fleet Financial Group, Inc.:
              6.88% due 1/15/28..................       83,391
    140,000 Huntington National Bank:
              2.75% due 10/16/06.................      139,206
    150,000 Key Bank NA:
              4.10% due 6/30/05..................      154,675
    140,000 National City Bank:
              2.50% due 4/17/06..................      139,562
    140,000 PNC Bank NA:
              7.88% due 4/15/05..................      151,087
            Wachovia Corp.:
     70,000   7.88% due 2/15/10..................       83,440
    140,000   6.15% due 3/15/09..................      154,155
                                                  ------------
                                                     1,377,961
                                                  ------------

    PAR                                              MARKET
   VALUE                                             VALUE
- --------------------------------------------------------------
            BEVERAGES - 0.24%
$    84,000 Anheuser-Busch Cos., Inc.:
              5.95% due 1/15/33.................. $     85,279
     70,000 Coca Cola HBC Finance BV:
              5.13% due 9/17/13*.................       69,755
     70,000 Coors Brewing Co.:
              6.38% due 5/15/12..................       76,063
    168,000 Pepsi Bottling Group, Inc.:
              7.00% due 3/1/29...................      191,600
                                                  ------------
                                                       422,697
                                                  ------------
            BROADCASTING - 0.42%
    140,000 Clear Channel Communications, Inc.:
              3.13% due 2/1/07...................      139,474
    140,000 Comcast Corp.:
              6.88% due 6/15/09..................      156,596
            Liberty Media Corp.:
     70,000   7.75% due 7/15/09..................       79,577
    140,000   3.50% due 9/25/06..................      139,309
            TCI Communications, Inc.:
    107,000   8.75% due 8/1/15...................      134,302
     70,000   6.88% due 2/15/06..................       75,667
                                                  ------------
                                                       724,925
                                                  ------------
            CHEMICAL - 0.04%
     70,000 ICI Wilmington, Inc.:
              5.63% due 12/1/13..................       69,042
                                                  ------------
            COMMERCIAL SERVICES - 0.08%
    140,000 Hertz Corp.:
              4.70% due 10/2/06..................      139,540
                                                  ------------
            CONGLOMERATES - 0.10%
    168,000 Hutchison Whampoa, Ltd.:
              7.45% due 11/24/33*................      166,404
                                                  ------------
            DRUGS - 0.05%
     84,000 Schering Plough Corp.:
              6.50% due 12/1/33..................       85,260
                                                  ------------
            FINANCE COMPANIES - 1.02%
    870,000 Capital Auto Receivables Asset Trust,
             Series 2002-4 A4:
              2.64% due 3/17/08..................      872,763
    140,000 Capital One Bank:
              4.25% due 12/1/08..................      138,587

    PAR                                              MARKET
   VALUE                                             VALUE
- --------------------------------------------------------------
            FINANCE COMPANIES - (Continued)
            Ford Motor Credit Co.:
$    70,000   7.00% due 10/1/13.................. $     70,980
    141,000   5.80% due 1/12/09..................      141,028
            General Motors Acceptance Corp.:
    140,000   7.75% due 1/19/10..................      153,248
    121,000   4.50% due 7/15/06..................      123,566
    120,000 Household Finance Corp.:
              3.38% due 2/21/06..................      122,101
    140,000 SLM Corp.:
              4.00% due 1/15/09..................      139,297
                                                  ------------
                                                     1,761,570
                                                  ------------
            FINANCIAL SERVICES - 2.49%
    250,000 Chase Commercial Mtg. Securities
             Corp.:
              7.20% due 1/15/32..................      287,445
            Citigroup, Inc.:
    140,000   6.50% due 1/18/11..................      156,812
    118,000   6.00% due 10/31/33.................      117,342
            Credit Suisse First Boston USA, Inc.:
    141,000   6.13% due 11/15/11.................      152,579
     42,000   3.88% due 1/15/09..................       41,617
     70,000 Duke Capital Corp., Series A:
              6.25% due 7/15/05..................       73,663
    141,000 FPL Group Capital, Inc.:
              3.25% due 4/11/06..................      142,594
  1,000,000 GE Capital Commercial Mtg. Corp.,
             Series 2002-1 A3:
              6.27% due 12/10/35.................    1,100,096
            General Electric Capital Corp.:
    140,000   6.13% due 2/22/11..................      152,611
     14,000   3.67% due 12/4/06..................      140,011
    140,000 Goldman Sachs Group, Inc.:
              2.85% due 10/27/06.................      139,310
     76,000 IOS Capital, LLC:....................
              7.25% due 6/30/08..................       76,380
    140,000 John Deere Capital Corp.:
              3.90% due 1/15/08..................      141,525
    140,000 JP Morgan Chase & Co.:
              5.25% due 5/30/07..................      148,500
    150,000 Lehman Brothers Holdings, Inc.:
              8.25% due 6/15/07..................      173,745
    140,000 Merrill Lynch & Co., Inc.:
              4.50% due 11/4/10..................      139,715

- -----------------------------------------------------------------------------

                                                              November 30, 2003

8

  PAR                                                    MARKET
 VALUE                                                   VALUE
- ------------------------------------------------------------------
         FINANCIAL SERVICES - (Continued)
         Morgan Stanley:
$115,000   6.75% due 4/15/11......................... $    129,065
 139,000   4.25% due 5/15/10.........................      137,183
 142,000 National Rural Utilities Cooperative Finance
          Corp.:
           5.75% due 8/28/09.........................      152,946
 100,000 Principal Life Global Funding:
           5.13% due 6/28/07*........................      106,064
 140,000 Rio Tinto Finance USA, Ltd.:
           2.63% due 9/30/08.........................      132,616
 150,000 Salomon Smith Barney Holdings, Inc.:
           5.88% due 3/15/06.........................      160,835
  70,000 Sprint Capital Corp.:
           6.38% due 5/1/09..........................       73,917
 140,000 Textron Financial Corp.:
           2.75% due 6/1/06..........................      138,662
 100,000 TIAA Global Mkts, Inc.:
           4.13% due 11/15/07*.......................      102,383
                                                      ------------
                                                         4,317,616
                                                      ------------
         FOODS - 0.05%
  84,000 Unilever Capital Corp.:
           5.90% due 11/15/32........................       83,455
                                                      ------------
         FREIGHT - 0.05%
  70,000 Union Pacific Corp.:
           7.38% due 9/15/09.........................       80,928
                                                      ------------
         HOSPITAL SUPPLIES - 0.09%
 168,000 Johnson & Johnson:
           4.95% due 5/15/33.........................      151,659
                                                      ------------
         HOUSEHOLD PRODUCTS - 0.08%
 140,000 Fortune Brands, Inc.:
           2.88% due 12/1/06.........................      139,696
                                                      ------------
         INSURANCE - 0.16%
  70,000 Metlife, Inc.:
           6.13% due 12/1/11.........................       75,519
 115,000 Provident Companies, Inc.:
           6.38% due 7/15/05.........................      119,917
  84,000 Western & Southern Financial Group, Inc.:
           5.75% due 7/15/33*........................       78,370
                                                      ------------
                                                           273,806
                                                      ------------

  PAR                                          MARKET
 VALUE                                         VALUE
- --------------------------------------------------------
        METALS - 0.04%
$75,000 Noranda, Inc.:
          7.00% due 7/15/05................ $     79,178
                                            ------------
        MULTIMEDIA - 0.16%
 75,000 AOL Time Warner, Inc.:
          6.13% due 4/15/06................       80,073
 84,000 Time Warner Entertainment Co., LP:
          8.38% due 3/15/23................      102,997
        Time Warner, Inc.:
 56,000   9.15% due 2/1/23.................       71,342
 25,000   6.88% due 6/15/18................       27,045
                                            ------------
                                                 281,457
                                            ------------
        OIL AND GAS - 0.43%
        Amerada Hess Corp.:
 84,000   7.30% due 8/15/31................       86,217
 84,000   7.13% due 3/15/33................       85,182
116,000   5.90% due 8/15/06................      124,253
 75,000 ChevronTexaco Capital Co.:
          3.50% due 9/17/07................       75,819
150,000 Occidental Petroleum Corp.:
          6.50% due 4/1/05.................      158,587
 84,000 Pemex Project Funding Master Trust:
          8.63% due 2/1/22.................       91,770
110,000 Pennzoil Co.:
          10.25% due 11/1/05...............      125,178
                                            ------------
                                                 747,006
                                            ------------
        PAPER/FOREST PRODUCTS - 0.38%
 28,000 Domtar, Inc.:
          5.38% due 12/1/13................       27,666
140,000 International Paper Co.:
          7.50% due 5/15/04................      143,457
 98,000 Nexfor, Inc.:
          6.88% due 11/15/05...............      104,681
 34,000 Norske Skogsindustrier ASA:
          7.13% due 10/15/33*..............       35,192
112,000 Packaging Corp. of America:
          5.75% due 8/1/13*................      112,317
        Weyerhaeuser Co.:
 84,000   6.88% due 12/15/33...............       84,477
140,000   5.50% due 3/15/05................      145,490
                                            ------------
                                                 653,280
                                            ------------

  PAR                                          MARKET
 VALUE                                         VALUE
- --------------------------------------------------------
        POLLUTION CONTROL - 0.06%
$95,000 Republic Services, Inc.:
          7.13% due 5/15/09................ $    108,469
                                            ------------
        RAILROADS & EQUIPMENT - 0.24%
144,000 Burlington Northern Santa Fe Corp.:
          8.13% due 4/15/20................      173,067
140,000 CSX Corp.:
          2.75% due 2/15/06................      139,696
 85,000 Norfolk Southern Corp.:
          7.80% due 5/15/27................      101,517
                                            ------------
                                                 414,280
                                            ------------
        RETAIL - 0.34%
140,000 Kroger Co.:
          7.38% due 3/1/05.................      148,675
        Safeway, Inc.:
220,000   6.15% due 3/1/06.................      234,873
140,000   2.50% due 11/1/05................      137,931
 70,000 Toys R US, Inc.:
          7.38% due 10/15/18...............       69,083
                                            ------------
                                                 590,562
                                            ------------
        SAVINGS & LOAN - 0.08%
140,000 Washington Mutual, Inc.:
          4.00% due 1/15/09................      138,860
                                            ------------
        TELECOMMUNICATIONS - 0.46%
 95,000 Citizens Communications Co.:
          8.50% due 5/15/06................      106,987
        Deutsche Telekom International
         Finance BV:
109,000   8.75% due 6/15/30................      137,236
 67,000   8.25% due 6/15/05................       72,793
 84,000 France Telecom SA:
          10.00% due 3/1/31................      109,935
 88,000 GTE Corp.:
          6.94% due 4/15/28................       90,757
126,000 Intelsat, Ltd.:
          6.50% due 11/1/13*...............      130,555
 50,000 TELUS Corp.:
          8.00% due 6/1/11.................       57,421
 95,000 Vodafone Group, PLC:
          6.25% due 11/30/32...............       95,929
                                            ------------
                                                 801,613
                                            ------------

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             9

    PAR                                          MARKET
   VALUE                                         VALUE
- ----------------------------------------------------------
            TOBACCO - 0.04%
$    70,000 Altria Group, Inc.:
              7.00% due 11/4/13.............. $     72,586
                                              ------------
            UTILITIES - COMMUNICATION - 0.55%
     77,000 AT&T Corp.:
              6.00% due 3/15/09..............       81,795
     98,000 GTE California, Inc.:
              5.50% due 1/15/09..............      103,797
    168,000 Pacific Bell:
              6.63% due 10/15/34.............      172,030
    140,000 Royal KPN NV:
              8.00% due 10/1/10..............      166,335
     84,000 Telecom Italia Capital:
              6.38% due 11/15/33*............       83,419
     70,000 Verizon New York, Inc.:
              6.38% due 4/1/12...............       76,638
    174,000 Verizon New York, Inc., Series A:
              7.38% due 4/1/32...............      188,866
     70,000 Verizon Pennsylvania, Inc.:
              5.65% due 11/15/11.............       72,943
                                              ------------
                                                   945,823
                                              ------------
            UTILITIES - ELECTRIC - 1.23%
    140,000 Alabama Power Co.:
              2.80% due 12/1/06..............      139,278
    150,000 Appalachian Power Co.:
              4.80% due 6/15/05..............      155,662
     84,000 Carolina Power & Light Co.:
              6.13% due 9/15/33..............       85,369
     78,000 CenterPoint Energy, Inc.:
              7.88% due 4/1/13*..............       88,322
     53,000 Consolidated Edison Co. of
             New York, Inc.:
              5.10% due 6/15/33..............       47,238
    140,000 Constellation Energy Group, Inc.:
              7.88% due 4/1/05...............      150,503
     70,000 Consumers Energy Co.:
              4.00% due 5/15/10*.............       66,671
            Dominion Resources, Inc.:
    145,000   7.63% due 7/15/05..............      156,967
    126,000   5.25% due 8/1/33...............      124,135
     55,000 Duke Energy Corp.:
              4.50% due 4/1/10...............       55,492
    134,000 Florida Power Corp.:
              5.90% due 3/1/33...............      132,602

    PAR                                           MARKET
   VALUE                                          VALUE
- -----------------------------------------------------------
            UTILITIES - ELECTRIC - Continued
$   150,000 Georgia Power Co., Series F:
              6.20% due 2/1/06................ $    161,475
     70,000 Great Lakes Power, Inc.:
              8.30% due 3/1/05................       73,950
    150,000 Niagara Mohawk Power Corp.:
              5.38% due 10/1/04...............      154,408
    140,000 NiSource Finance Corp.:
              7.63% due 11/15/05..............      152,919
     70,000 Ohio Edison Co.:
              4.00% due 5/1/08*...............       68,740
     50,000 Old Dominion Electric Cooperative:
              5.68% due 12/1/28...............       50,949
     70,000 Tampa Electric Co.:
              6.88% due 6/15/12...............       77,286
     70,000 Westar Energy, Inc.:
              7.88% due 5/1/07................       79,362
     91,000 Xcel Energy, Inc.:
              7.00% due 12/1/10...............      102,707
                                               ------------
                                                  2,124,035
                                               ------------
            UTILITIES - GAS, PIPELINE - 0.05%
     76,000 Reliant Energy Resources Corp.,
             Series B:
              8.13% due 7/15/05...............       81,173
                                               ------------
            TOTAL CORPORATE BONDS
            (Cost $17,158,752)................   17,363,165
                                               ------------
            FOREIGN GOVERNMENT BONDS - 0.31%
    110,000 Government of United Kingdom:
              2.25% due 7/8/08*...............      104,919
            Quebec Province Canada:
    168,000   7.50% due 7/15/23...............      204,167
    140,000   5.00% due 7/17/09...............      146,966
     75,000 United Mexican States:
              8.00% due 9/24/22...............       80,700
                                               ------------
            TOTAL FOREIGN GOVERNMENT BONDS
            (Cost $536,183)...................      536,752
                                               ------------
            UNITED STATES GOVERNMENT
            OBLIGATIONS - 20.75%
            GOVERNMENT AGENCIES - 14.78%
    374,000 Federal Farm Credit Bks.:
              2.50% due 3/15/06...............      374,187

    PAR                                        MARKET
   VALUE                                       VALUE
- --------------------------------------------------------
            GOVERNMENT AGENCIES - Continued
            Federal Home Loan Bank:
$   370,000   5.25% due 8/15/06............ $    394,079
    160,000   4.50% due 9/16/13............      156,468
    370,000   1.88% due 6/15/06............      363,899
            Federal Home Loan Mtg. Corp.:
     76,509   8.00% due 4/1/30.............       82,433
      2,820   8.00% due 7/1/30.............        3,040
    140,927   8.00% due 12/1/30............      151,837
    775,000   7.50% due TBA................      828,523
    567,087   7.00% due 6/1/32.............      598,360
    439,000   6.25% due 7/15/32............      472,194
    174,000   5.88% due 3/21/11............      186,303
    550,054   5.50% due 10/1/33............      553,486
  1,350,000   5.00% due 10/1/33............    1,322,985
    850,000   4.50% due TBA................      842,828
    403,000   3.00% due 10/27/06...........      405,961
    183,000   2.38% due 10/2/06............      180,789
    373,000   2.00% due 1/21/05............      373,262
            Federal National Mtg. Assoc.:
     74,679   7.50% due 6/1/15.............       79,826
     12,351   7.50% due 11/1/15............       13,202
    368,000   7.25% due 1/15/10............      431,240
    523,090   7.00% due 9/1/31.............      551,965
    422,000   6.63% due 11/15/30...........      474,152
    344,929   6.50% due 2/1/17.............      363,948
    484,855   6.50% due 8/1/31.............      505,615
    627,316   6.50% due 7/1/32.............      654,155
    505,844   6.00% due 12/1/16............      528,408
    344,348   6.00% due 5/1/17.............      359,717
  2,750,000   6.00% due TBA................    2,824,767
    697,024   5.50% due 5/1/18.............      718,464
  2,300,000   5.50% due 12/1/33............    2,315,787
  2,050,000   5.50% due TBA................    2,062,812
    368,000   5.25% due 8/1/12.............      374,259
    796,488   5.00% due 9/1/18.............      807,404
    793,529   5.00% due 10/1/18............      804,405
    700,000   5.00% due 11/1/33............      687,523
    535,000   4.75% due 3/15/04............      540,701
    201,000   4.63% due 10/15/13...........      198,712
    200,000   4.50% due TBA................      198,562
    368,000   2.50% due 5/12/06............      368,161
    368,000   2.38% due 3/17/06............      365,898
    368,000   2.38% due 4/13/06............      365,477
    368,000   1.75% due 6/16/06............      359,751

- ------------------------------------------------------------------------------

                                                              November 30, 2003

10

    PAR                                        MARKET
   VALUE                                       VALUE
- --------------------------------------------------------
            GOVERNMENT AGENCIES - Continued
            Government National Mtg. Assoc.:
$   574,399   6.50% due 2/15/29............. $   604,335
    378,731   6.50% due 4/15/31.............     398,384
     20,528   6.00% due 2/15/29.............      21,267
    192,785   6.00% due 4/15/29.............     199,727
    110,765   6.00% due 6/15/29.............     114,803
                                             -----------
                                              25,584,061
                                             -----------
            GOVERNMENT OBLIGATIONS - 5.97%
            United States Treasury Bonds:
    100,000   9.38% due 2/15/06.............     115,578
    500,000   7.25% due 8/15/22.............     625,898
    927,000   7.13% due 2/15/23.............   1,147,670
    190,000   6.88% due 8/15/25.............     230,598
  1,190,000   6.25% due 8/15/23.............   1,344,468
    446,000   5.38% due 2/15/31.............     462,098
            United States Treasury Notes:
    804,000   7.00% due 7/15/06.............     898,313
    814,000   6.88% due 5/15/06.............     903,031
    176,000   4.25% due 8/15/13.............     175,299
    222,000   3.88% due 2/15/13.............     215,843
    820,000   3.50% due 11/15/06............     842,806
    368,000   3.38% due 4/30/04.............     371,522
     28,000   3.38% due 11/15/08............      28,028
     70,000   3.25% due 8/15/08.............      69,899
    140,000   3.13% due 9/15/08.............     138,884
    971,000   3.00% due 1/31/04.............     974,186
    259,000   2.63% due 5/15/08.............     253,001
     83,000   2.38% due 8/15/06.............      82,938
    442,000   2.00% due 8/31/05.............     442,949
     29,000   2.00% due 5/15/06.............      28,828
    130,000   1.63% due 9/30/05.............     129,310
     70,000   1.63% due 10/31/05............      69,524
    393,000   1.50% due 2/28/05.............     392,785
    390,000   1.13% due 6/30/05.............     386,207
                                             -----------
                                              10,329,663
                                             -----------
            TOTAL UNITED STATES GOVERNMENT
            OBLIGATIONS
            (Cost $36,060,255)..............  35,913,724
                                             -----------
            SHORT-TERM INVESTMENTS - 6.44%
            COMMERCIAL PAPER - 5.78%
  5,000,000 BellSouth Corp.:
             1.00% due 12/5/03@.............   4,999,445

    PAR                                               MARKET
   VALUE                                              VALUE
- ---------------------------------------------------------------
            COMMERCIAL PAPER - Continued
$ 5,000,000 UBS Finance, Inc.:
             1.04% due 12/1/03@.................... $ 5,000,000
                                                    -----------
                                                      9,999,445
                                                    -----------
            U.S. TREASURY BILLS - 0.66%
            United States Treasury Bills:
    860,000   0.90% due 12/11/03@..................     859,784
    110,000   0.89% due 1/8/04@....................     109,897
    150,000   0.89% due 1/15/04@...................     149,833
     25,000   0.88% due 12/18/03@..................      24,990
                                                    -----------
                                                      1,144,504
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $11,143,949).....................  11,143,949
                                                    -----------
            REPURCHASE AGREEMENTS - 10.74%
    695,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of $695,054
             and collateralized by Federal National
             Mtg. Assoc. Notes, bearing interest at
             1.76%, due 5/27/05 and having an
             approximate value of $713,647@
             (Cost $695,000).......................     695,000
    833,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of $833,065
             and collateralized by Federal National
             Mtg. Assoc. Notes, bearing interest at
             1.50%, due 10/01/04 and having an
             approximate value of $852,833@
             (Cost $833,000).......................     833,000
 17,054,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of
             $17,055,322 and collateralized by
             Federal National Mtg. Assoc. Notes,
             bearing interest at 1.50%, due
             10/1/04 and having approximate
             value of $17,568,361@/(1)/
             (Cost $17,054,000)....................  17,054,000
                                                    -----------

                                                 MARKET
                                                 VALUE
- -----------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS
  (Cost $18,582,000)......................... $ 18,582,000
                                              ------------
  TOTAL INVESTMENTS
  (Cost $163,783,154) - 103.61%..............  179,330,031
  Other assets and liabilities, net - (3.61)%   (6,246,348)
                                              ------------
  NET ASSETS - 100%.......................... $173,083,683
                                              ------------

+  Non-income producing.
* Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $1,213,111 representing 0.70% of net assets.
#  Security represents an investment in an affiliated company.
TBA -Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
@ The security or a portion thereof represents collateral for open futures contracts.
/(1)/The security or a portion thereof represents collateral for TBA Securities. /(2)/Variable rate security - the rate reflected is as of 11/30/03; maturity date reflects next reset date.

OPEN FUTURES CONTRACTS

 ------------------------------------------------------------------------------
                                                      Value as of
 Number of                             Value at Trade November 30,  Unrealized
 Contracts Description Expiration Date      Date          2003     Appreciation
 ------------------------------------------------------------------------------
  68 Long    S&P 500
             Index      December 2003   $17,315,912   $17,982,600    $666,688
                                                                     --------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

          BLUE CHIP GROWTH FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             11


 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          COMMON STOCK - 98.91%
          ADVERTISING - 0.62%
    2,700 Omnicom Group, Inc................ $   215,082
                                             -----------
          AEROSPACE/DEFENSE - 0.53%
    1,300 General Dynamics Corp.............     105,131
    1,700 Lockheed Martin Corp..............      78,098
                                             -----------
                                                 183,229
                                             -----------
          APPAREL & PRODUCTS - 0.03%
      500 TJX Cos., Inc.....................      11,295
                                             -----------
          AUTOMOTIVE - 1.75%
    7,300 Danaher Corp......................     607,360
                                             -----------
          BANKS - 6.76%
    4,700 Bank of America Corp..............     354,521
    5,300 Bank of New York Co., Inc.........     162,604
   11,800 Mellon Financial Corp.............     339,840
    5,900 Northern Trust Corp...............     264,615
   10,300 State Street Bank & Trust Co......     524,888
   12,500 U.S. Bancorp......................     346,375
    6,200 Wells Fargo & Co..................     355,446
                                             -----------
                                               2,348,289
                                             -----------
          BEVERAGES - 2.01%
    7,800 Coca-Cola Bottling Co.............     362,700
    6,960 PepsiCo, Inc......................     334,915
                                             -----------
                                                 697,615
                                             -----------
          BROADCASTING - 3.25%
   11,100 Clear Channel Communications, Inc.     464,091
   12,600 Comcast Corp., Class A Special +..     379,890
    7,900 Univision Communications, Inc.,
            Class A +/(1)/..................     285,032
                                             -----------
                                               1,129,013
                                             -----------
          COMMERCIAL SERVICES - 1.40%
    7,000 Accenture, Ltd., Class A +........     174,300
    8,200 Cendant Corp. +...................     181,712
    3,400 Paychex, Inc......................     130,798
                                             -----------
                                                 486,810
                                             -----------
          CONGLOMERATES - 3.19%
    1,100 3M Co.............................      86,944
   19,700 General Electric Co...............     564,799
   19,900 Tyco International, Ltd...........     456,705
                                             -----------
                                               1,108,448
                                             -----------

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          DRUGS - 6.77%
    6,700 Abbott Laboratories................. $   296,140
    3,700 Eli Lilly & Co......................     253,672
    5,800 Forest Laboratories, Inc. +.........     316,912
   37,780 Pfizer, Inc.........................   1,267,519
      400 Teva Pharmaceutical Industries, Ltd.
           ADR................................      24,094
    4,900 Wyeth...............................     193,060
                                               -----------
                                                 2,351,397
                                               -----------
          FINANCE COMPANIES - 0.93%
    1,800 MBNA Corp...........................      44,136
    7,500 SLM Corp............................     278,475
                                               -----------
                                                   322,611
                                               -----------
          FINANCIAL SERVICES - 11.18%
    5,200 American Express Co.................     237,692
   13,500 Charles Schwab Corp.................     156,600
   29,666 Citigroup, Inc......................   1,395,489
    6,600 Fannie Mae..........................     462,000
    4,200 Franklin Resources, Inc.............     200,886
    1,500 Freddie Mac.........................      81,630
    3,600 Goldman Sachs Group, Inc............     345,888
    2,300 Legg Mason, Inc.....................     183,333
    8,000 Merrill Lynch & Co., Inc............     454,000
    6,600 Morgan Stanley......................     364,848
                                               -----------
                                                 3,882,366
                                               -----------
          FOODS - 0.93%
    2,000 General Mills, Inc..................      90,020
    6,400 Sysco Corp..........................     232,448
                                               -----------
                                                   322,468
                                               -----------
          FREIGHT - 0.69%
    3,300 United Parcel Service, Inc., Class B     240,141
                                               -----------
          HEALTHCARE - 0.40%
      600 Anthem, Inc. +......................      43,272
    2,600 Medco Health Solutions, Inc. +......      94,718
                                               -----------
                                                   137,990
                                               -----------
          HOSPITAL SUPPLIES - 3.09%
      300 AmerisourceBergen Corp..............      18,987
    5,600 Boston Scientific Corp. +...........     200,984
    1,450 Cardinal Health, Inc................      88,653
    8,700 Johnson & Johnson...................     428,823

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          HOSPITAL SUPPLIES - Continued
    5,300 Medtronic, Inc........................ $   239,560
    1,200 Stryker Corp..........................      97,200
                                                 -----------
                                                   1,074,207
                                                 -----------
          HOUSEHOLD PRODUCTS - 0.83%
      200 Colgate-Palmolive Co..................      10,500
    2,100 Estee Lauder Cos., Inc., Class A......      79,800
    2,400 Gillette Co...........................      80,952
    1,200 Procter & Gamble Co...................     115,488
                                                 -----------
                                                     286,740
                                                 -----------
          INFORMATION PROCESSING -
          HARDWARE - 2.08%
   13,800 Dell, Inc. +..........................     476,100
      500 International Business Machines Corp..      45,270
    2,600 Lexmark International, Inc., Class A +     201,240
                                                 -----------
                                                     722,610
                                                 -----------
          INFORMATION PROCESSING -
          SERVICES - 5.93%
    3,500 Adobe Systems, Inc....................     144,620
    4,700 Affiliated Computer Services, Inc.,
           Class A +............................     235,658
    3,200 eBay, Inc. +..........................     178,720
    1,500 EMC Corp. +...........................      20,610
   13,700 First Data Corp.......................     518,545
    5,300 Fiserv, Inc. +........................     198,750
    8,400 InterActiveCorp +.....................     275,940
    3,300 SunGard Data Systems, Inc. +..........      89,166
    4,200 Symantec Corp. +......................     137,886
    6,000 Yahoo!, Inc. +........................     257,880
                                                 -----------
                                                   2,057,775
                                                 -----------
          INFORMATION PROCESSING -
          SOFTWARE - 4.72%
    1,800 ChoicePoint, Inc. +...................      68,850
    7,200 Intuit, Inc. +........................     362,016
   40,300 Microsoft Corp........................   1,035,710
      500 Oracle Corp. +........................       6,005
    6,600 Siebel Systems, Inc. +................      86,988
    2,100 VERITAS Software Corp. +..............      79,844
                                                 -----------
                                                   1,639,413
                                                 -----------

- ------------------------------------------------------------------------------

                                                              November 30, 2003

12

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          INSURANCE - 7.46%
      500 AMBAC Financial Group, Inc............. $    34,375
    3,000 American International Group, Inc. #...     173,850
    5,300 Hartford Financial Services Group, Inc.     291,500
    8,100 Marsh & McLennan Cos., Inc.............     359,964
   14,110 Travelers Property Casualty Corp.,
           Class A...............................     220,116
   19,700 UnitedHealth Group, Inc................   1,061,830
    4,800 Wellpoint Health Networks, Inc.,
           Class A +.............................     448,752
                                                  -----------
                                                    2,590,387
                                                  -----------
          LEISURE AND TOURISM - 3.76%
    7,300 Carnival Corp..........................     256,887
    7,300 Harley-Davidson, Inc...................     344,341
   10,000 International Game Technology..........     346,900
    5,600 McDonald's Corp........................     143,528
    1,900 MGM Mirage, Inc. +.....................      71,212
    4,500 Starbucks Corp. +......................     144,315
                                                  -----------
                                                    1,307,183
                                                  -----------
          MACHINERY - 0.59%
    2,200 Deere & Co.............................     134,706
      900 Illinois Tool Works, Inc...............      70,290
                                                  -----------
                                                      204,996
                                                  -----------
          MEDICAL - BIOMEDICAL/GENE - 1.83%
    8,000 Amgen, Inc. +..........................     460,080
    1,500 Genentech, Inc. +......................     126,450
    2,000 MedImmune, Inc. +......................      47,600
                                                  -----------
                                                      634,130
                                                  -----------
          METALS - 0.41%
    4,000 Alcoa, Inc.............................     131,240
      200 Nucor Corp.............................      11,222
                                                  -----------
                                                      142,462
                                                  -----------
          MULTIMEDIA - 3.48%
    2,800 E.W. Scripps Co., Class A..............     257,768
   16,500 Time Warner, Inc. +....................     268,620
   13,428 Viacom, Inc., Class B..................     527,989
    6,700 Walt Disney Co.........................     154,703
                                                  -----------
                                                    1,209,080
                                                  -----------

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- -----------------------------------------------------
          OIL AND GAS - 2.55%
    8,500 Baker Hughes, Inc.............. $   245,310
    3,900 BJ Services Co. +..............     124,371
    6,900 Schlumberger, Ltd..............     323,748
    5,100 Smith International, Inc. +....     191,454
                                          -----------
                                              884,883
                                          -----------
          POLLUTION CONTROL - 0.15%
    1,800 Waste Management, Inc..........      52,938
                                          -----------
          RETAIL - 5.19%
    4,450 Best Buy Co., Inc..............     275,900
   15,100 Home Depot, Inc................     555,076
   11,300 Target Corp....................     437,536
    8,400 Wal-Mart Stores, Inc...........     467,376
    1,800 Walgreen Co....................      66,258
                                          -----------
                                            1,802,146
                                          -----------
          SCHOOLS - 1.25%
    6,300 Apollo Group, Inc., Class A +..     434,889
                                          -----------
          SEMICONDUCTORS - 6.52%
    7,600 Analog Devices, Inc. +.........     378,100
   12,200 Applied Materials, Inc. +......     296,460
    3,700 ASML Holding NV +..............      69,634
   12,300 Intel Corp.....................     411,189
    9,300 Maxim Integrated Products, Inc.     484,344
    3,300 Microchip Technology, Inc......     113,520
    2,300 QLogic Corp. +.................     130,709
    7,600 Texas Instruments, Inc.........     226,176
    4,100 Xilinx, Inc. +.................     154,119
                                          -----------
                                            2,264,251
                                          -----------
          TELECOMMUNICATIONS - 7.30%
   34,600 Cisco Systems, Inc. +..........     784,036
    8,600 EchoStar Communications Corp.,
           Class A +.....................     296,528
   20,100 Nextel Communications, Inc.,
           Class A +.....................     509,133
    8,700 Nokia Corp. ADR................     156,426
    1,700 QUALCOMM, Inc..................      75,735
   30,600 Vodafone Group, PLC ADR/(1)/...     714,510
                                          -----------
                                            2,536,368
                                          -----------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          THERAPEUTICS - 0.73%
    4,300 Gilead Sciences, Inc. +.............. $   252,324
                                                -----------
          TOBACCO - 0.60%
    4,000 Altria Group, Inc....................     208,000
                                                -----------
          TOTAL COMMON STOCK
          (Cost $31,181,325)...................  34,348,896
                                                -----------
   PAR
  VALUE
- ----------
          SHORT-TERM INVESTMENTS - 1.80%
          COLLECTIVE INVESTMENT POOL - 0.40%
 $139,728 Securities Lending Quality Trust/(2)/     139,728
                                                -----------
          REGISTERED INVESTMENT
          COMPANIES - 1.40%
  485,710 T. Rowe Price Reserve Investment Fund     485,710
                                                -----------
          TOTAL SHORT-TERM INVESTMENTS
          (Cost $625,438)......................     625,438
                                                -----------
          TOTAL INVESTMENTS
          (Cost $31,806,763) - 100.71%.........  34,974,334
          Other assets and liabilities, net -
           (0.71)%.............................    (247,775)
                                                -----------
          NET ASSETS - 100%.................... $34,726,559
                                                -----------

        + Non-income producing
        # Security represents an investment in an
          affiliated company
        ADR - American Depository Receipt
        /(1)/ The security or a portion thereof is out
          on loan (see Note 2).
        /(2)/ The security is purchased with the cash collateral received from security loaned.

SEE NOTES TO FINANCIAL STATEMENTS


- -----------------------------------------------------------------------------

        CAPITAL CONSERVATION FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             13

    PAR                                          MARKET
   VALUE                                         VALUE
- -----------------------------------------------------------
             CORPORATE BONDS - 33.40%
             AUTOMOTIVE - 0.69%
$    128,000 Ford Motor Co.:
               6.63% due 10/1/28............ $      110,464
             General Motors Corp.:
     264,000   8.25% due 7/15/23............        284,699
     153,000   7.20% due 1/15/11/(3)/.......        161,706
                                             --------------
                                                    556,869
                                             --------------
             BANKS - 2.56%
     110,000 Bank America Corp.:
               5.25% due 12/1/15............        108,644
     338,000 Bank of America Corp.:
               7.13% due 3/1/09.............        385,756
     200,000 European Investment Bank:
               4.00% due 3/15/05............        206,007
     100,000 Fleet Financial Group, Inc.:
               6.88% due 1/15/28............        111,188
     221,000 Huntington National Bank:
               2.75% due 10/16/06...........        219,747
     200,000 Key Bank NA:
               4.10% due 6/30/05............        206,233
     219,000 National City Bank:
               2.50% due 4/17/06............        218,315
     225,000 PNC Bank NA:
               7.88% due 4/15/05............        242,819
             Wachovia Corp.:
     110,000   7.88% due 2/15/10............        131,121
     220,000   6.15% due 3/15/09............        242,243
                                             --------------
                                                  2,072,073
                                             --------------
             BEVERAGES - 0.80%
     127,000 Anheuser-Busch Cos., Inc./(3)/:
               5.95% due 1/15/33............        128,935
     110,000 Coca Cola HBC Finance BV*:
               5.13% due 9/17/13............        109,615
     110,000 Coors Brewing Co.:
               6.38% due 5/15/12............        119,527
     255,000 Pepsi Bottling Group, Inc.:
               7.00% due 3/1/29.............        290,821
                                             --------------
                                                    648,898
                                             --------------

    PAR                                               MARKET
   VALUE                                              VALUE
- ----------------------------------------------------------------
             BROADCASTING - 1.41%
$    221,000 Clear Channel Communications, Inc.:
               3.13% due 2/1/07.................. $      220,171
     219,000 Comcast Corp.:
               6.88% due 6/15/09.................        244,961
             Liberty Media Corp.:
     110,000   7.75% due 7/15/09.................        125,049
     221,000   3.50% due 9/25/06.................        219,909
             TCI Communications, Inc.:
     168,000   8.75% due 8/1/15..................        210,866
     110,000   6.88% due 2/15/06.................        118,906
                                                  --------------
                                                       1,139,862
                                                  --------------
             CHEMICAL - 0.13%
     110,000 ICI Wilmington, Inc.:
               5.63% due 12/1/13.................        108,495
                                                  --------------
             COMMERCIAL SERVICES - 0.27%
     221,000 Hertz Corp.:
               4.70% due 10/2/06.................        220,274
                                                  --------------
             CONGLOMERATES - 0.32%
     265,000 Hutchison Whampoa, Ltd.*:
               7.45% due 11/24/33................        262,483
                                                  --------------
             DRUGS - 0.17%
     133,000 Schering Plough Corp.:
               6.50% due 12/1/33.................        134,995
                                                  --------------
             FINANCE COMPANIES - 3.63%
     221,000 Capital One Bank:
               4.25% due 12/1/08.................        218,770
             Ford Motor Credit Co.:
     110,000   7.00% due 10/1/13.................        111,540
     298,000   5.80% due 1/12/09.................        298,059
             General Motors Acceptance Corp.:
     219,000   7.75% due 1/19/10.................        239,724
     189,000   4.50% due 7/15/06.................        193,008
   1,000,000 Honda Auto Receivables Owner Trust,
              Series 2003-3 A4:
               2.77% due 11/21/08................        997,043
     500,000 Honda Auto Receivables Owners Trust,
              Series 2002-4 A4:
               2.70% due 3/17/08.................        501,276
     160,000 Household Finance Corp.:
               3.38% due 2/21/06.................        162,801

    PAR                                                   MARKET
   VALUE                                                  VALUE
- --------------------------------------------------------------------
             FINANCE COMPANIES - Continued
$    221,000 SLM Corp.:
               4.00% due 1/15/09..................... $      219,891
                                                      --------------
                                                           2,942,112
                                                      --------------
             FINANCIAL SERVICES - 7.58%
     250,000 Bear Stearns Commercial Mtg. Securities:
               6.02% due 2/14/31.....................        272,448
             Citigroup, Inc.:
     221,000   6.50% due 1/18/11.....................        247,539
     185,000   6.00% due 10/31/33....................        183,969
             Credit Suisse First Boston USA, Inc.:
     220,000   6.13% due 11/15/11....................        238,067
      66,000   3.88% due 1/15/09.....................         65,397
     500,000 DLJ Commercial Mtg. Corp.:
               7.34% due 10/10/32....................        577,686
     110,000 Duke Capital Corp., Series A:
               6.25% due 7/15/05.....................        115,756
     218,000 FPL Group Capital, Inc.:
               3.25% due 4/11/06.....................        220,465
   1,000,000 GE Capital Commercial Mtg. Corp.,
              Series 2002-1 A3:
               6.27% due 12/10/35....................      1,100,096
             General Electric Capital Corp.:
     221,000   6.13% due 2/22/11.....................        240,908
     119,000   3.67% due 12/4/06/(3)/................        219,017
     221,000 Goldman Sachs Group, Inc.:
               2.85% due 10/27/06....................        219,910
     120,000 IOS Capital, LLC:
               7.25% due 6/30/08.....................        120,600
     225,000 John Deere Capital Corp.:
               3.90% due 1/15/08.....................        227,451
     221,000 JP Morgan Chase & Co.:
               5.25% due 5/30/07.....................        234,417
     200,000 Lehman Brothers Holdings, Inc.:
               8.25% due 6/15/07.....................        231,660
     221,000 Merrill Lynch & Co., Inc.:
               4.50% due 11/4/10.....................        220,550
     214,000 Morgan Stanley:
               4.25% due 5/15/10.....................        211,202
     211,000 National Rural Utilities Cooperative
              Finance Corp.:
               5.75% due 8/28/09.....................        227,265
     100,000 Principal Life Global Funding*:
               5.13% due 6/28/07.....................        106,064

- -----------------------------------------------------------------------------

                                                              November 30, 2003

14

    PAR                                               MARKET
   VALUE                                              VALUE
- ----------------------------------------------------------------
             FINANCIAL SERVICES - Continued
$    219,000 Rio Tinto Finance USA, Ltd.:
               2.63% due 9/30/08................. $      207,450
     200,000 Salomon Smith Barney Holdings, Inc.:
               5.88% due 3/15/06.................        214,447
     107,000 Sprint Capital Corp.:
               6.38% due 5/1/09..................        112,987
     219,000 Textron Financial Corp.:
               2.75% due 6/1/06..................        216,907
     100,000 TIAA Global Mkts, Inc.*:
               4.13% due 11/15/07................        102,383
                                                  --------------
                                                       6,134,641
                                                  --------------
             FOODS - 0.16%
     127,000 Unilever Capital Corp.:
               5.90% due 11/15/32................        126,175
                                                  --------------
             FREIGHT - 0.16%
     110,000 Union Pacific Corp.:
               7.38% due 9/15/09.................        127,173
                                                  --------------
             HOSPITAL SUPPLIES - 0.28%
     255,000 Johnson & Johnson:
               4.95% due 5/15/33.................        230,196
                                                  --------------
             HOUSEHOLD PRODUCTS - 0.27%
     221,000 Fortune Brands, Inc.:
               2.88% due 12/1/06.................        220,520
                                                  --------------
             INFORMATION PROCESSING -
             SERVICES - 0.13%
     100,000 Computer Sciences Corp.:
               6.75% due 6/15/06.................        109,245
                                                  --------------
             INSURANCE - 1.10%
     500,000 ACE INA Holdings, Inc.:
               8.20% due 8/15/04.................        521,844
     110,000 Metlife, Inc.:
               6.13% due 12/1/11.................        118,672
     127,000 Provident Companies, Inc.:
               6.38% due 7/15/05.................        132,430
     128,000 Western & Southern Financial Group,
              Inc.*:
               5.75% due 7/15/33.................        119,422
                                                  --------------
                                                         892,368
                                                  --------------

    PAR                                              MARKET
   VALUE                                             VALUE
- ---------------------------------------------------------------
             LEISURE AND TOURISM - 0.33%
$    131,000 Mandalay Resort Group*:
               6.38% due 12/15/11............... $      130,509
     131,000 MGM Mirage, Inc.:
               6.00% due 10/1/09................        132,801
                                                 --------------
                                                        263,310
                                                 --------------
             METALS - 0.15%
     117,000 Noranda, Inc.:
               7.00% due 7/15/05................        123,518
                                                 --------------
             MULTIMEDIA - 0.51%
     100,000 AOL Time Warner, Inc.:
               6.13% due 4/15/06................        106,765
     127,000 Time Warner Entertainment Co., LP:
               8.38% due 3/15/23................        155,721
             Time Warner, Inc.:
      75,000   9.15% due 2/1/23.................         95,547
      49,000   6.88% due 6/15/18................         53,009
                                                 --------------
                                                        411,042
                                                 --------------
             OIL AND GAS - 1.19%
             Amerada Hess Corp.:
     132,000   7.30% due 8/15/31................        135,484
     132,000   7.13% due 3/15/33................        133,858
     181,000   5.90% due 8/15/06................        193,878
     200,000 Occidental Petroleum Corp.:
               6.50% due 4/1/05.................        211,449
     128,000 Pemex Project Funding Master Trust:
               8.63% due 2/1/22.................        139,840
     130,000 Pennzoil Co.:
               10.25% due 11/1/05...............        147,937
                                                 --------------
                                                        962,446
                                                 --------------
             PAPER/FOREST PRODUCTS - 1.24%
      44,000 Domtar, Inc.:
               5.38% due 12/1/13................         43,475
     200,000 International Paper Co.:
               7.50% due 5/15/04................        204,939
     154,000 Nexfor, Inc.:
               6.88% due 11/15/05...............        164,498
      53,000 Norske Skogsindustrier ASA*:
               7.13% due 10/15/33...............         54,858
     177,000 Packaging Corp. of America*:
               5.75% due 8/1/13.................        177,502

    PAR                                                 MARKET
   VALUE                                                VALUE
- ------------------------------------------------------------------
             PAPER/FOREST PRODUCTS - Continued
             Weyerhaeuser Co.:
$    132,000   6.88% due 12/15/33.................. $      132,749
     216,000   5.50% due 3/15/05...................        224,471
                                                    --------------
                                                         1,002,492
                                                    --------------
             RAILROADS & EQUIPMENT - 0.77%
     202,000 Burlington Northern Santa Fe Corp.:
               8.13% due 4/15/20...................        242,775
     221,000 CSX Corp.:
               2.75% due 2/15/06...................        220,521
     134,000 Norfolk Southern Corp.:
               7.80% due 5/15/27...................        160,038
                                                    --------------
                                                           623,334
                                                    --------------
             RETAIL - 1.10%
     221,000 Kroger Co.:
               7.38% due 3/1/05....................        234,694
             Safeway, Inc.:
     310,000   6.15% due 3/1/06....................        330,958
     221,000   2.50% due 11/1/05...................        217,734
     110,000 Toys R US, Inc.:
               7.38% due 10/15/18..................        108,558
                                                    --------------
                                                           891,944
                                                    --------------
             SAVINGS & LOAN - 0.40%
     100,000 Washington Mutual Bank FA:
               5.50% due 1/15/13...................        102,661
     221,000 Washington Mutual, Inc.:
               4.00% due 1/15/09...................        219,200
                                                    --------------
                                                           321,861
                                                    --------------
             TELECOMMUNICATIONS - 1.64%
     125,000 Citizens Communications Co.:
               8.50% due 5/15/06...................        140,772
             Deutsche Telekom International Finance
              BV:
     186,000   8.75% due 6/15/30...................        234,182
     101,000   8.25% due 6/15/05...................        109,733
     128,000 France Telecom SA /(1)/:
               10.00% due 3/1/31...................        167,520
     133,000 GTE Corp.:
               6.94% due 4/15/28...................        137,167
     199,000 Intelsat, Ltd.*:
               6.50% due 11/1/13...................        206,194

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             15

    PAR                                            MARKET
   VALUE                                           VALUE
- -------------------------------------------------------------
             TELECOMMUNICATIONS - Continued
$    153,000 Qwest Corp.:
               7.25% due 9/15/25.............. $      150,322
      50,000 TELUS Corp.:
               8.00% due 6/1/11...............         57,421
     125,000 Vodafone Group, PLC:
               6.25% due 11/30/32.............        126,223
                                               --------------
                                                    1,329,534
                                               --------------
             TOBACCO - 0.14%
     111,000 Altria Group, Inc.:
               7.00% due 11/4/13..............        115,101
                                               --------------
             UTILITIES - COMMUNICATION - 1.82%
     120,000 AT&T Corp.:
               6.00% due 3/15/09..............        127,473
     154,000 GTE California, Inc.:
               5.50% due 1/15/09..............        163,109
     265,000 Pacific Bell:
               6.63% due 10/15/34.............        271,356
     221,000 Royal KPN NV:
               8.00% due 10/1/10..............        262,572
     132,000 Telecom Italia Capital*:
               6.38% due 11/15/33.............        131,087
     110,000 Verizon New York, Inc.:
               6.88% due 4/1/12...............        120,432
     257,000 Verizon New York, Inc., Series A:
               7.38% due 4/1/32...............        278,957
     110,000 Verizon Pennsylvania, Inc.:
               5.65% due 11/15/11.............        114,625
                                               --------------
                                                    1,469,611
                                               --------------
             UTILITIES - ELECTRIC - 4.30%
     221,000 Alabama Power Co.:
               2.80% due 12/1/06..............        219,860
     200,000 Appalachian Power Co.:
               4.80% due 6/15/05..............        207,550
     200,000 Arizona Public Service Co.:
               6.50% due 3/1/12...............        219,833
     133,000 Carolina Power & Light Co.:
               6.13% due 9/15/33..............        135,167
     122,000 CenterPoint Energy, Inc.*:
               7.88% due 4/1/13...............        138,144

    PAR                                               MARKET
   VALUE                                              VALUE
- ----------------------------------------------------------------
             UTILITIES - ELECTRIC - Continued
$    129,000 Consolidated Edison Co. of New York,
              Inc.:
               5.10% due 6/15/33................. $      114,975
     221,000 Constellation Energy Group, Inc.:
               7.88% due 4/1/05..................        237,579
     110,000 Consumers Energy Co.*:
               4.00% due 5/15/10.................        104,768
             Dominion Resources, Inc.:
     200,000   7.63% due 7/15/05.................        216,506
     199,000   5.25% due 8/1/33..................        196,055
      84,000 Duke Energy Corp.:
               4.50% due 4/1/10..................         84,752
     202,000 Florida Power Corp.:
               5.90% due 3/1/33..................        199,892
     200,000 Georgia Power Co., Series F:
               6.20% due 2/1/06..................        215,301
     110,000 Great Lakes Power, Inc.:
               8.30% due 3/1/05..................        116,208
     200,000 Niagara Mohawk Power Corp.:
               5.38% due 10/1/04.................        205,878
     225,000 NiSource Finance Corp.:
               7.63% due 11/15/05................        245,763
     110,000 Ohio Edison Co.*:
               4.00% due 5/1/08..................        108,021
      76,000 Old Dominion Electric Cooperative:
               5.68% due 12/1/28.................         77,442
     110,000 Tampa Electric Co.:
               6.88% due 6/15/12.................        121,449
      25,000 TECO Energy, Inc.:
               7.50% due 6/15/10.................         26,531
     110,000 Westar Energy, Inc.:
               7.88% due 5/1/07..................        124,711
     143,000 Xcel Energy, Inc.:
               7.00% due 12/1/10.................        161,397
                                                  --------------
                                                       3,477,782
                                                  --------------
             UTILITIES - GAS, PIPELINE - 0.15%
     117,000 Reliant Energy Resources Corp.,
              Series B:
               8.13% due 7/15/05.................        124,964
                                                  --------------
             TOTAL CORPORATE BONDS
             (Cost $26,675,088)..................     27,043,318
                                                  --------------

    PAR                                           MARKET
   VALUE                                          VALUE
- ------------------------------------------------------------
             FOREIGN GOVERNMENT BONDS - 0.91%
$    197,000 Government of United Kingdom*:
               2.25% due 7/8/08.............. $      187,900
             Quebec Province Canada:
     255,000   7.50% due 7/15/23.............        309,897
     225,000   5.00% due 7/17/09.............        236,195
                                              --------------
             TOTAL FOREIGN GOVERNMENT BONDS
             (Cost $744,811).................        733,992
                                              --------------
             UNITED STATES GOVERNMENT
             OBLIGATIONS - 69.20%
             GOVERNMENT AGENCIES - 49.31%
             Federal Farm Credit Bks.:
   1,000,000   3.88% due 12/15/04............      1,023,980
     672,000   2.50% due 3/15/06.............        672,335
             Federal Home Loan Bank:
     660,000   5.25% due 8/15/06.............        702,951
     280,000   4.50% due 9/16/13.............        273,820
     660,000   1.88% due 6/15/06.............        649,118
             Federal Home Loan Mtg. Corp.:
      37,211   8.00% due 1/1/29..............         40,189
      99,243   8.00% due 12/1/29.............        107,016
      98,471   8.00% due 12/1/30.............        106,094
       1,477   8.00% due 1/1/31..............          1,591
     140,411   7.50% due 12/1/30.............        149,697
   1,200,000   7.50% due TBA.................      1,282,874
     253,445   7.00% due 11/1/16.............        269,147
      85,318   7.00% due 7/1/32..............         90,023
     570,000   6.25% due 7/15/32.............        613,099
   4,100,000   6.00% due TBA.................      4,212,750
     312,000   5.88% due 3/21/11.............        334,060
   2,250,000   5.50% due 10/1/33.............      2,264,261
   1,300,000   5.50% due TBA.................      1,339,000
   1,950,000   5.00% due 10/1/33.............      1,910,978
   1,400,000   4.50% due TBA.................      1,388,187
     723,000   3.00% due 10/27/06............        728,312
     330,000   2.38% due 10/2/06.............        326,013
     670,000   2.00% due 1/21/05.............        670,472
             Federal National Mtg. Assoc.:
      34,039   7.50% due 11/1/14.............         36,417
       5,336   7.50% due 8/1/15..............          5,704
     660,000   7.25% due 1/15/10.............        773,419
   1,633,108   7.00% due 9/1/31..............      1,723,258
     675,000   6.63% due 11/15/30............        758,418
     418,779   6.50% due 3/1/17..............        441,870

- -----------------------------------------------------------------------------

                                                              November 30, 2003

16

    PAR                                          MARKET
   VALUE                                         VALUE
- -----------------------------------------------------------
            GOVERNMENT AGENCIES - Continued
            Federal National Mtg. Assoc.:
 $  218,819   6.50% due 8/1/31.............. $      293,886
  1,655,703   6.50% due 7/1/32..............      1,726,540
      9,269   6.00% due 3/1/16..............         10,058
    261,643   6.00% due 12/1/16.............        273,315
    658,744   6.00% due 11/1/17.............        688,146
    250,000   6.00% due TBA.................        256,797
  2,600,000   5.50% due 12/1/33.............      2,617,846
  2,250,000   5.50% due TBA.................      2,264,062
    660,000   5.25% due 8/1/12..............        671,226
  1,244,513   5.00% due 9/1/18..............      1,261,569
    991,949   5.00% due 10/1/18.............      1,005,544
  1,100,000   5.00% due 10/1/33.............      1,080,394
    361,000   4.63% due 10/15/13............        356,890
    250,000   4.50% due TBA.................        248,203
    660,000   2.50% due 5/12/06.............        660,289
    660,000   2.38% due 3/17/06.............        656,231
    660,000   2.38% due 4/13/06.............        655,475
    645,205   1.75% due 6/16/06.............        645,205
            Government National Mtg. Assoc.:
    551,170   6.50% due 7/15/32.............        579,467
    740,103   6.50% due 9/15/32.............        778,100
    150,984   6.00% due 3/15/29.............        156,420
    132,122   6.00% due 4/15/29.............        136,880
                                             --------------
                                                 39,917,596
                                             --------------
            GOVERNMENT OBLIGATIONS - 19.89%
            United States Treasury Bonds:
    157,000   9.38% due 2/15/06.............        181,458
    800,000   7.25% due 8/15/22.............      1,001,438
  1,592,000   7.13% due 2/15/23 @...........      1,970,971
  1,781,000   6.25% due 8/15/23/(3)/ @......      2,012,183
    586,000   5.38% due 2/15/31.............        607,151
            United States Treasury Notes:
  1,401,000   7.00% due 7/15/06/(3)/........      1,565,344
  1,419,000   6.88% due 5/15/06.............      1,574,203
    238,000   4.25% due 8/15/13.............        237,052
     42,000   3.88% due 2/15/13.............         40,835
    660,000   3.38% due 4/30/04.............        666,316
     44,000   3.38% due 11/15/08............         44,045
    225,000   3.13% due 10/15/08............        222,943
    857,000   3.00% due 1/31/04.............        859,812
    779,000   2.00% due 8/31/05/(3)/........        780,673
     51,000   2.00% due 5/15/06.............         50,697

    PAR                                                  MARKET
   VALUE                                                 VALUE
- --------------------------------------------------------------------
            GOVERNMENT OBLIGATIONS - Continued
            United States Treasury Notes:
 $  197,000   1.63% due 9/30/05..................... $      195,953
    110,000   1.63% due 10/31/05....................        109,252
  1,050,000   1.50% due 2/28/05.....................      1,049,426
  2,960,000   1.13% due 6/30/05.....................      2,931,208
                                                     --------------
                                                         16,100,960
                                                     --------------
            TOTAL UNITED STATES
            GOVERNMENT OBLIGATIONS
            (Cost $56,250,325)......................     56,018,556
                                                     --------------
            SHORT-TERM INVESTMENTS - 0.65%
            COLLECTIVE INVESTMENT POOL
    529,298 Securities Lending Quality Trust/(2)/
            (Cost $529,298).........................        529,298
                                                     --------------
            REPURCHASE AGREEMENT - 9.14%
  7,403,000 Agreement with State Street Bank & Trust
             Co., bearing interest at 0.93%, dated
             11/28/03, to be repurchased 12/1/03
             in the amount of $7,403,574 and
             collateralized by Federal Home Loan
             Mtg. Corp. Notes, bearing interest at
             4.50%, due 8/15/04 and having an
             approximate value of $7,629,693
             (Cost $7,403,000) @....................      7,403,000
                                                     --------------
            TOTAL INVESTMENTS
            (Cost $91,602,522) - 113.30%............     91,728,164
            Other assets and liabilities,
             net - (13.30)%.........................    (10,771,791)
                                                     --------------
            NET ASSETS - 100%....................... $   80,956,373
                                                     --------------

TBA - Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date.
      The actual principal and maturity date will be determined upon settlement date.
@     The security or a portion thereof represents collateral for TBAs.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $1,938,950, representing 2.40% of net assets.
/(1)/ Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each downgrade or upgrade. The rate reflected is as of November 30, 2003.
/(2)/ The security is purchased with the cash collateral received from securities loaned. (See Note 2)
/(3)/ The security or a portion thereof is out on loan.

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

            CORE EQUITY FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             17

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          COMMON STOCK - 96.67%
          ADVERTISING - 0.44%
   33,100 Omnicom Group, Inc.............. $  2,636,746
                                           ------------
          AEROSPACE/DEFENSE - 3.73%
  180,000 Boeing Co.......................    6,910,200
   23,600 General Dynamics Corp...........    1,908,532
  261,000 Honeywell International, Inc....    7,749,090
   25,000 Lockheed Martin Corp............    1,148,500
   52,300 United Technologies Corp........    4,482,110
                                           ------------
                                             22,198,432
                                           ------------
          APPAREL & PRODUCTS - 1.11%
  140,200 Gap, Inc........................    3,014,300
   53,200 Nike, Inc., Class B.............    3,577,700
                                           ------------
                                              6,592,000
                                           ------------
          BANKS - 8.57%
  169,600 Bank of America Corp............   12,792,928
  124,750 Bank One Corp...................    5,409,160
  131,000 FleetBoston Financial Corp......    5,318,600
  124,000 PNC Financial Services Group....    6,740,640
   45,100 State Street Bank & Trust Co....    2,298,296
  215,800 Wachovia Corp...................    9,872,850
  148,000 Wells Fargo & Co................    8,484,840
                                           ------------
                                             50,917,314
                                           ------------
          BEVERAGES - 2.47%
  113,800 Coca-Cola Bottling Co...........    5,291,700
  195,550 PepsiCo, Inc....................    9,409,866
                                           ------------
                                             14,701,566
                                           ------------
          BROADCASTING - 2.58%
   99,000 Comcast Corp., Class A +........    3,106,620
  259,600 Comcast Corp., Class A Special +    7,826,940
  398,000 Liberty Media Corp., Series A +.    4,397,900
                                           ------------
                                             15,331,460
                                           ------------
          BUILDING MATERIALS - 1.45%
  101,400 Lowe's Cos., Inc................    5,911,620
  100,300 Masco Corp......................    2,728,160
                                           ------------
                                              8,639,780
                                           ------------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          CHEMICAL - 0.87%
   58,800 Dow Chemical Co..................... $  2,207,940
   70,700 E.I. du Pont de Nemours and Co......    2,931,222
                                               ------------
                                                  5,139,162
                                               ------------
          COMMERCIAL SERVICES - 0.48%
  113,650 Accenture, Ltd., Class A +..........    2,829,885
                                               ------------
          CONGLOMERATES - 4.69%
   39,800 3M Co...............................    3,145,792
  486,300 General Electric Co.................   13,942,221
   34,800 ITT Industries, Inc.................    2,294,016
  370,900 Tyco International, Ltd.............    8,512,155
                                               ------------
                                                 27,894,184
                                               ------------
          DRUGS - 9.52%
  132,650 Abbott Laboratories.................    5,863,130
  175,000 Bristol-Myers Squibb Co.............    4,611,250
   84,200 Eli Lilly & Co......................    5,772,752
   75,000 Merck & Co., Inc....................    3,045,000
  449,000 Mylan Laboratories, Inc.............   11,368,680
  552,350 Pfizer, Inc.........................   18,531,343
   92,000 Schering-Plough Corp................    1,476,600
   28,000 Teva Pharmaceutical Industries, Ltd.
           ADR................................    1,686,605
  108,100 Wyeth...............................    4,259,140
                                               ------------
                                                 56,614,500
                                               ------------
          FINANCIAL SERVICES - 9.02%
   54,700 American Express Co.................    2,500,337
  429,433 Citigroup, Inc......................   20,200,528
   50,500 Fannie Mae..........................    3,535,000
   36,800 Franklin Resources, Inc.............    1,760,144
  146,000 Freddie Mac.........................    7,945,320
   33,850 Goldman Sachs Group, Inc............    3,252,308
  264,000 JP Morgan Chase & Co................    9,335,040
   89,550 Merrill Lynch & Co., Inc............    5,081,963
                                               ------------
                                                 53,610,640
                                               ------------
          FREIGHT - 0.66%
   54,200 FedEx Corp..........................    3,940,340
                                               ------------
          HOSPITAL SUPPLIES - 3.47%
   86,000 Baxter International, Inc...........    2,392,520
  180,300 Cardinal Health, Inc................   11,023,542
  146,750 Johnson & Johnson...................    7,233,307
                                               ------------
                                                 20,649,369
                                               ------------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          HOUSEHOLD PRODUCTS - 3.93%
  106,000 Avon Products, Inc..................... $  7,261,000
  103,900 Gillette Co............................    3,504,547
   89,000 Kimberly-Clark Corp....................    4,825,580
   80,600 Procter & Gamble Co....................    7,756,944
                                                  ------------
                                                    23,348,071
                                                  ------------
          INFORMATION PROCESSING -
          HARDWARE - 4.33%
  101,900 Dell, Inc. +...........................    3,515,550
  379,724 Hewlett-Packard Co.....................    8,236,214
  154,250 International Business Machines
           Corp..................................   13,965,795
                                                  ------------
                                                    25,717,559
                                                  ------------
          INFORMATION PROCESSING -
          SERVICES - 1.58%
   84,000 EMC Corp. +............................    1,154,160
  217,700 First Data Corp........................    8,239,945
                                                  ------------
                                                     9,394,105
                                                  ------------
          INFORMATION PROCESSING -
          SOFTWARE - 4.07%
  244,000 Computer Associates International, Inc.    5,685,200
  719,900 Microsoft Corp.........................   18,501,430
                                                  ------------
                                                    24,186,630
                                                  ------------
          INSURANCE - 4.44%
   86,000 ACE, Ltd...............................    3,134,700
  282,000 Allstate Corp..........................   11,387,160
  118,775 American International Group, Inc. #...    6,883,011
   50,200 Marsh & McLennan Cos., Inc.............    2,230,888
  177,800 Travelers Property Casualty Corp.,
           Class B...............................    2,773,680
                                                  ------------
                                                    26,409,439
                                                  ------------
          LEISURE AND TOURISM - 2.70%
  302,000 Carnival Corp..........................   10,627,380
  269,000 Mattel, Inc............................    5,444,560
                                                  ------------
                                                    16,071,940
                                                  ------------
          MACHINERY - 0.50%
   39,300 Caterpillar, Inc.......................    2,988,765
                                                  ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

18

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          MEDICAL - BIOMEDICAL/GENE - 0.88%
   50,900 Amgen, Inc. +.................... $  2,927,259
   48,600 Genzyme Corp. +..................    2,271,564
                                            ------------
                                               5,198,823
                                            ------------
          MEDICAL TECHNOLOGY - 1.22%
  127,700 Guidant Corp.....................    7,249,529
                                            ------------
          METALS - 1.07%
  194,550 Alcoa, Inc.......................    6,383,186
                                            ------------
          MULTIMEDIA - 2.57%
   17,300 Gannett Co., Inc.................    1,498,180
  405,700 Time Warner, Inc. +..............    6,604,796
  182,300 Viacom, Inc., Class B............    7,168,036
                                            ------------
                                              15,271,012
                                            ------------
          OIL AND GAS - 6.28%
  122,000 BP, PLC ADR......................    5,208,180
   53,750 ChevronTexaco Corp...............    4,036,625
  345,200 Exxon Mobil Corp.................   12,485,884
  111,000 Royal Dutch Petroleum Co. (NY)...    4,983,900
  149,900 Schlumberger, Ltd................    7,033,308
  113,000 Unocal Corp......................    3,591,140
                                            ------------
                                              37,339,037
                                            ------------
          PAPER/FOREST PRODUCTS - 0.55%
   87,100 International Paper Co...........    3,240,991
                                            ------------
          POLLUTION CONTROL - 0.37%
   75,400 Waste Management, Inc............    2,217,514
                                            ------------
          RAILROADS & EQUIPMENT - 0.52%
   91,200 CSX Corp.........................    3,090,768
                                            ------------
          RETAIL - 3.83%
   92,000 Costco Wholesale Corp. +.........    3,295,440
   40,600 CVS Corp.........................    1,520,876
  451,000 Kroger Co. +.....................    8,505,860
   74,900 Target Corp......................    2,900,128
  117,750 Wal-Mart Stores, Inc.............    6,551,610
                                            ------------
                                              22,773,914
                                            ------------
          SEMICONDUCTORS - 2.50%
  115,300 Applied Materials, Inc. +........    2,801,790
  255,900 Intel Corp.......................    8,554,737
  118,400 Texas Instruments, Inc...........    3,523,584
                                            ------------
                                              14,880,111
                                            ------------

  NUMBER                                                MARKET
 OF SHARES                                              VALUE
- -----------------------------------------------------------------
            TELECOMMUNICATIONS - 3.20%
    256,350 Cisco Systems, Inc. +................... $  5,808,891
    163,800 Corning, Inc. +.........................    1,877,148
     33,300 EchoStar Communications Corp.,
             Class A +..............................    1,148,184
    517,700 Motorola, Inc...........................    7,268,508
     88,750 Verizon Communications, Inc.............    2,908,337
                                                     ------------
                                                       19,011,068
                                                     ------------
            UTILITIES - COMMUNICATION - 0.72%
    184,000 SBC Communications, Inc.................    4,283,520
                                                     ------------
            UTILITIES - ELECTRIC - 2.35%
     22,200 Exelon Corp.............................    1,372,404
     85,000 FPL Group, Inc..........................    5,401,750
    149,000 NiSource, Inc...........................    3,091,750
    104,000 Pinnacle West Capital Corp..............    4,094,480
                                                     ------------
                                                       13,960,384
                                                     ------------
            TOTAL COMMON STOCK
            (Cost $597,672,354).....................  574,711,744
                                                     ------------
    PAR
   VALUE
- ------------
            REPURCHASE AGREEMENT - 3.05%
$18,122,000 Agreement with State Street Bank & Trust
             Co., bearing interest at 0.93%, dated
             11/28/03, to be repurchased 12/1/03
             in the amount of $18,123,404 and
             collateralized by Federal Home Loan
             Bank Notes, bearing interest at
             1.63%, due 6/17/05 and having an
             approximate value of $18,506,205
             (Cost $18,122,000).....................   18,122,000
                                                     ------------
            TOTAL INVESTMENTS
            (Cost $615,794,354) - 99.72%............  592,833,744
                                                     ------------
            Other assets and liabilities,
             net - 0.28%............................    1,664,374
                                                     ------------
            NET ASSETS - 100%....................... $594,498,118
                                                     ------------

        + Non-income producing
        # Security represents an investment in an affiliated company. ADR - American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

       GOVERNMENT SECURITIES FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             19

    PAR                                                MARKET
   VALUE                                               VALUE
- ----------------------------------------------------------------
            FOREIGN GOVERNMENT BONDS - 1.25%
$ 1,421,000 Government of United Kingdom:
              2.25% due 7/8/08*.................... $  1,355,359
    650,000 International Bank for Reconstruction &
             Development:
              5.00% due 3/28/06....................      686,793
                                                    ------------
            TOTAL FOREIGN GOVERNMENT BONDS
            (Cost $2,069,986)......................    2,042,152
                                                    ------------
            UNITED STATES GOVERNMENT
            OBLIGATIONS - 97.79%
            GOVERNMENT AGENCIES - 46.81%
  4,855,000 Federal Farm Credit Bks.:
              2.50% due 3/15/06....................    4,857,423
            Federal Home Loan Bank:
  4,770,000   5.25% due 8/15/06....................    5,080,417
  4,770,000   1.88% due 6/15/06/(1)/...............    4,691,352
            Federal Home Loan Mtg. Corp.:
        246   8.25% due 4/1/17.....................          269
     14,037   8.00% due 2/1/30.....................       15,124
      8,734   8.00% due 8/1/30.....................        9,410
    172,552   8.00% due 5/1/31.....................      185,822
     62,131   8.00% due 6/1/31.....................       66,942
    321,882   7.50% due 9/1/16.....................      343,049
  1,411,593   6.50% due 2/1/32.....................    1,472,986
  2,085,000   6.25% due 7/15/32....................    2,242,653
   2,254,00   5.88% due 3/21/11....................    2,413,369
  5,227,000   3.00% due 10/27/06...................    5,265,403
  2,388,000   2.38% due 10/2/06....................    2,359,148
  4,840,000   2.00% due 1/21/05....................    4,843,407
            Federal National Mtg. Assoc.:
        689   14.50% due 11/1/14...................          809
      3,110   13.00% due 11/15/15..................        3,578
      1,371   12.50% due 9/1/15....................        1,571
        560   12.00% due 1/15/16...................          639
      1,788   11.50% due 9/1/19....................        2,021
    110,983   7.50% due 3/1/32.....................      118,413
  4,272,000   7.25% due 1/15/10....................    5,006,130
    865,025   7.00% due 9/1/31.....................      912,776
  4,525,000   6.63% due 11/15/30...................    5,084,213
    393,934   6.50% due 2/1/17.....................      415,655
  1,027,305   6.50% due 8/1/31.....................    1,071,290
  2,838,347   6.50% due 7/1/32.....................    2,959,783
  4,772,000   5.25% due 8/1/12.....................    4,853,167

    PAR                                         MARKET
   VALUE                                        VALUE
- ---------------------------------------------------------
            GOVERNMENT AGENCIES - Continued
$ 1,015,000   4.63% due 10/15/13............ $  1,003,443
  4,772,000   2.50% due 5/12/06.............    4,774,090
  4,772,000   2.38% due 3/17/06.............    4,744,747
  4,772,000   2.38% due 4/13/06.............    4,739,283
  4,772,000   1.75% due 6/16/06.............    4,665,026
            Government National Mtg. Assoc.:
    145,078   7.50% due 2/15/29.............      155,472
      3,475   7.50% due 7/15/30.............        3,723
      2,884   7.50% due 10/15/30............        3,090
     74,041   7.50% due 1/15/31.............       79,293
     41,177   7.50% due 2/15/31.............       44,098
  1,312,862   6.50% due 8/15/31.............    1,380,990
    514,871   6.00% due 1/15/32.............      533,154
                                             ------------
                                               76,403,228
                                             ------------
            GOVERNMENT OBLIGATIONS - 50.98%
            United States Treasury Bonds:
  2,800,000   7.25% due 5/15/16/(1)/........    3,471,782
  5,500,000   7.25% due 8/15/22.............    6,884,883
 11,125,000   6.25% due 8/15/23.............   12,569,081
  7,476,000   5.38% due 2/15/31.............    7,745,839
            United States Treasury Notes:
  3,500,000   7.00% due 7/15/06.............    3,910,567
  2,100,000   6.50% due 10/15/06............    2,332,312
  4,700,000   6.50% due 2/15/10.............    5,429,050
  6,613,000   4.25% due 8/15/13.............    6,586,654
  3,522,000   3.38% due 4/30/04.............    3,555,705
  5,985,000   3.00% due 1/31/04.............    6,004,637
 13,000,000   1.50% due 7/31/05/(1)/........   12,933,986
 11,890,000   1.13% due 6/30/05.............   11,774,346
                                             ------------
                                               83,198,842
                                             ------------
            TOTAL UNITED STATES GOVERNMENT
            OBLIGATIONS
            (Cost $161,056,114).............  159,602,070
                                             ------------

    PAR                                               MARKET
   VALUE                                              VALUE
- ---------------------------------------------------------------
            REPURCHASE AGREEMENT - 0.11%
$   182,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of $182,014
             and collateralized by Federal Home
             Loan Bank Bonds, bearing interest at
             1.63%, due 6/17/05 and having an
             approximate value of $190,476
             (Cost $182,000)...................... $    182,000
                                                   ------------
            TOTAL INVESTMENTS
            (Cost $163,308,100) - 99.15%..........  161,826,222
            Other assets and liabilities,
             net - 0.85%..........................    1,381,683
                                                   ------------
            NET ASSETS - 100%..................... $163,207,905
                                                   ------------

  *Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
   November 30, 2003, the aggregate value of these securities was $1,355,359 representing 0.83% of net assets.
  /(1)/ The security or a portion thereof is out on loan.

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                              November 30, 2003

20

         GROWTH & INCOME FUND - SCHEDULE OF INVESTMENTS (Unaudited)


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          COMMON STOCK - 98.10%
          AEROSPACE/DEFENSE - 3.00%
   44,100 Boeing Co........................... $  1,692,999
   23,700 Northrop Grumman Corp...............    2,195,331
   22,400 United Technologies Corp............    1,919,680
                                               ------------
                                                  5,808,010
                                               ------------
          AIRLINES - 1.39%
  149,400 Southwest Airlines Co...............    2,686,212
                                               ------------
          APPAREL & PRODUCTS - 1.71%
   82,800 Coach, Inc.+........................    3,298,752
                                               ------------
          BANKS - 3.56%
   45,400 Bank of America Corp................    3,424,522
   65,300 Mellon Financial Corp...............    1,880,640
   27,500 Wells Fargo & Co....................    1,576,575
                                               ------------
                                                  6,881,737
                                               ------------
          BEVERAGES - 2.77%
   77,200 Coca-Cola Bottling Co...............    3,589,800
   36,700 PepsiCo, Inc........................    1,766,004
                                               ------------
                                                  5,355,804
                                               ------------
          BUILDING MATERIALS - 1.18%
   84,000 Masco Corp..........................    2,284,800
                                               ------------
          CHEMICAL - 0.98%
   70,000 Monsanto Co.........................    1,898,400
                                               ------------
          COMMERCIAL SERVICES - 0.93%
   46,700 Paychex, Inc........................    1,796,549
                                               ------------
          CONGLOMERATES - 4.33%
   25,600 3M Co...............................    2,023,424
  155,500 General Electric Co.................    4,458,185
   82,600 Tyco International, Ltd.............    1,895,670
                                               ------------
                                                  8,377,279
                                               ------------
          DRUGS - 5.51%
   92,400 Bristol-Myers Squibb Co.............    2,434,740
   23,700 Merck & Co., Inc....................      962,220
  167,400 Pfizer, Inc.........................    5,616,270
   27,500 Teva Pharmaceutical Industries, Ltd.
           ADR................................    1,656,487
                                               ------------
                                                 10,669,717
                                               ------------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 1.03%
   47,400 Gentex Corp......................... $  1,997,436
                                               ------------
          FINANCE COMPANIES - 1.41%
   45,700 Capital One Financial Corp..........    2,729,204
                                               ------------
          FINANCIAL SERVICES - 8.97%
   29,900 American Express Co.................    1,366,729
   65,300 CIT Group, Inc......................    2,277,011
   99,200 Citigroup, Inc......................    4,666,368
   18,700 Goldman Sachs Group, Inc............    1,796,696
   64,300 JP Morgan Chase & Co................    2,273,648
   41,300 Merrill Lynch & Co., Inc............    2,343,775
   47,800 Morgan Stanley......................    2,642,384
                                               ------------
                                                 17,366,611
                                               ------------
          FOODS - 0.62%
   38,000 Kraft Foods, Inc., Class A..........    1,203,460
                                               ------------
          FREIGHT - 2.35%
   27,500 FedEx Corp..........................    1,999,250
   35,100 United Parcel Service, Inc., Class B    2,554,227
                                               ------------
                                                  4,553,477
                                               ------------
          HEALTHCARE - 0.88%
   23,700 Anthem, Inc.+.......................    1,709,244
                                               ------------
          HOSPITAL SUPPLIES - 2.60%
   28,500 Boston Scientific Corp.+............    1,022,865
   41,000 Johnson & Johnson...................    2,020,890
   31,300 St. Jude Medical, Inc.+.............    1,982,542
                                               ------------
                                                  5,026,297
                                               ------------
          HOUSEHOLD PRODUCTS - 3.11%
   28,500 Avon Products, Inc..................    1,952,250
   36,700 Estee Lauder Cos., Inc., Class A....    1,394,600
   27,700 Procter & Gamble Co.................    2,665,848
                                               ------------
                                                  6,012,698
                                               ------------
          INFORMATION PROCESSING -
          HARDWARE - 3.80%
   78,000 Dell, Inc.+.........................    2,691,000
   91,900 Hewlett-Packard Co..................    1,993,311
   29,400 International Business Machines
           Corp...............................    2,661,876
                                               ------------
                                                  7,346,187
                                               ------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - 2.40%
  160,700 EMC Corp.+........................... $  2,208,018
   32,200 Symantec Corp.+......................    1,057,126
   32,100 Yahoo!, Inc.+........................    1,379,658
                                                ------------
                                                   4,644,802
                                                ------------
          INFORMATION PROCESSING -
          SOFTWARE - 4.58%
  201,300 Microsoft Corp.......................    5,173,410
   97,000 VERITAS Software Corp.+..............    3,688,037
                                                ------------
                                                   8,861,447
                                                ------------
          INSURANCE - 2.79%
   30,250 American International Group, Inc.#..    1,752,988
    1,300 Berkshire Hathaway, Inc., Class B+...    3,641,300
                                                ------------
                                                   5,394,288
                                                ------------
          LEISURE AND TOURISM - 4.63%
   73,300 Applebee's International, Inc........    2,837,443
   54,900 Carnival Corp........................    1,931,931
  145,100 Hilton Hotels Corp...................    2,373,836
   71,200 McDonald's Corp......................    1,824,856
                                                ------------
                                                   8,968,066
                                                ------------
          MACHINERY - 2.16%
   37,000 Deere & Co...........................    2,265,510
   30,800 Ingersoll-Rand Co., Class A..........    1,920,072
                                                ------------
                                                   4,185,582
                                                ------------
          MEDICAL - BIOMEDICAL/GENE - 1.54%
   21,600 Amgen, Inc.+.........................    1,242,216
   37,300 Genzyme Corp.+.......................    1,743,402
                                                ------------
                                                   2,985,618
                                                ------------
          MEDICAL TECHNOLOGY - 1.03%
   37,300 Chiron Corp.+/(1)/...................    2,000,026
                                                ------------
          METALS - 2.24%
   64,300 Alcoa, Inc...........................    2,109,683
   51,300 Freeport-McMoRan Copper & Gold, Inc.,
           Class B.............................    2,233,089
                                                ------------
                                                   4,342,772
                                                ------------

- ------------------------------------------------------------------------------

November 30, 2003

 NUMBER                                      MARKET
OF SHARES                                    VALUE
- ------------------------------------------------------
          MULTIMEDIA - 1.94%
   45,900 Viacom, Inc., Class B.......... $  1,804,788
   84,200 Walt Disney Co.................    1,944,178
                                          ------------
                                             3,748,966
                                          ------------
          OIL AND GAS - 3.66%
   27,500 Apache Corp....................    1,974,500
   91,900 Exxon Mobil Corp...............    3,324,023
   47,400 Smith International, Inc. +....    1,779,396
                                          ------------
                                             7,077,919
                                          ------------
          PAPER/FOREST PRODUCTS - 0.92%
   70,000 MeadWestvaco Corp..............    1,786,400
                                          ------------
          RETAIL - 6.64%
   25,000 Bed Bath & Beyond, Inc. +......    1,056,000
   79,000 Home Depot, Inc................    2,904,040
   42,000 Target Corp....................    1,626,240
   64,500 Tiffany & Co...................    2,925,075
   78,000 Wal-Mart Stores, Inc...........    4,339,920
                                          ------------
                                            12,851,275
                                          ------------
          SEMICONDUCTORS - 5.87%
  165,900 Applied Materials, Inc. +......    4,031,370
  128,200 Intel Corp.....................    4,285,726
   23,300 Maxim Integrated Products, Inc.    1,213,464
   61,700 Texas Instruments, Inc.........    1,836,192
                                          ------------
                                            11,366,752
                                          ------------
          TELECOMMUNICATIONS - 5.75%
  146,900 Cisco Systems, Inc. +..........    3,328,754
  151,800 Motorola, Inc..................    2,131,272
  155,700 Nextel Communications, Inc.,
           Class A +.....................    3,943,881
   73,500 Vodafone Group, PLC ADR........    1,716,225
                                          ------------
                                            11,120,132
                                          ------------
          TOBACCO - 0.99%
   36,700 Altria Group, Inc..............    1,908,400
                                          ------------
          UTILITIES - ELECTRIC - 0.83%
   55,000 Southern Co....................    1,609,850
                                          ------------
          TOTAL COMMON STOCK
          (Cost $167,875,936)............  189,854,169
                                          ------------

   PAR                                              MARKET
  VALUE                                             VALUE
- -------------------------------------------------------------
           SHORT-TERM INVESTMENTS - 0.75%
           COLLECTIVE INVESTMENT POOL
$1,460,250 Securities Lending Quality Trust/(2)/
           (Cost $1,460,250).................... $  1,460,250
                                                 ------------
           REPURCHASE AGREEMENT - 0.94%
 1,810,000 State Street Bank and Trust Co. Joint
            Repurchase Agreement (see Note 2)
            (Cost $1,810,000)...................    1,810,000
                                                 ------------
           TOTAL INVESTMENTS
           (Cost $171,146,186) - 99.79%.........  193,124,419
           Other assets and liabilities,
            net - 0.21%.........................      405,107
                                                 ------------
           NET ASSETS - 100%.................... $193,529,526
                                                 ------------

        +Non-income producing.
        #Security represents an investment in an affiliated company.
        ADR - American Depository Receipt.
    /(1)/The security or a portion thereof is out on loan (see Note 2). /(2)/The security is purchased with the cash collateral received from securities loaned.

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

               GROWTH FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

22

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- --------------------------------------------------------
          COMMON STOCK - 97.91%
          ADVERTISING - 0.34%
      100 Getty Images, Inc. +............... $    4,340
      150 Omnicom Group, Inc.................     11,949
                                              ----------
                                                  16,289
                                              ----------
          AEROSPACE/DEFENSE - 0.72%
      150 L-3 Communications Holdings, Inc. +      7,058
      320 United Technologies Corp...........     27,424
                                              ----------
                                                  34,482
                                              ----------
          AIRLINES - 0.09%
      250 Southwest Airlines Co..............      4,495
                                              ----------
          APPAREL & PRODUCTS - 1.53%
      270 Chicos FAS, Inc. +.................     10,363
      150 Liz Claiborne, Inc.................      5,251
      400 Reebok International, Ltd..........     16,096
      100 Timberland Co., Class A +..........      5,402
    1,600 TJX Cos., Inc......................     36,144
                                              ----------
                                                  73,256
                                              ----------
          APPLIANCES/FURNISHINGS - 0.42%
      290 Whirlpool Corp.....................     19,813
                                              ----------
          AUTOMOTIVE - 0.60%
      300 AutoZone, Inc. +...................     28,698
                                              ----------
          AUTO - REPLACEMENT PARTS - 0.58%
      340 Advance Auto Parts, Inc. +.........     27,751
                                              ----------
          BANKS - 1.09%
      290 State Street Bank & Trust Co.......     14,778
      490 U.S. Bancorp.......................     13,578
      200 Wells Fargo & Co...................     11,466
      200 Zions Bancorp......................     12,334
                                              ----------
                                                  52,156
                                              ----------
          BEVERAGES - 2.20%
      300 Anheuser-Busch Cos., Inc...........     15,546
      470 Coca-Cola Enterprises, Inc.........      9,706
    1,660 PepsiCo, Inc.......................     79,879
                                              ----------
                                                 105,131
                                              ----------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- -------------------------------------------------------------
          BROADCASTING - 1.19%
      150 Comcast Corp., Class A +................ $    4,707
      940 Comcast Corp., Class A Special +........     28,341
      250 Fox Entertainment Group, Inc., Class A +      7,137
    1,500 Liberty Media Corp., Series A +.........     16,575
                                                   ----------
                                                       56,760
                                                   ----------
          BUILDING MATERIALS - 2.28%
    1,610 Lowe's Cos., Inc........................     93,863
      560 Masco Corp..............................     15,232
                                                   ----------
                                                      109,095
                                                   ----------
          COMMERCIAL SERVICES - 0.84%
      526 Accenture, Ltd., Class A +..............     13,097
      150 Convergys Corp. +.......................      2,301
      170 Iron Mountain, Inc. +...................      6,256
      250 Paychex, Inc............................      9,618
      275 Rent-A-Center, Inc. +...................      8,935
                                                   ----------
                                                       40,207
                                                   ----------
          CONGLOMERATES - 6.16%
      860 3M Co...................................     67,975
    7,890 General Electric Co.....................    226,206
                                                   ----------
                                                      294,181
                                                   ----------
          DRUGS - 8.68%
    1,400 Abbott Laboratories.....................     61,880
      380 Allergan, Inc...........................     28,398
       80 Barr Laboratories, Inc. +...............      6,603
      370 Caremark Rx, Inc. +.....................      9,879
      430 Forest Laboratories, Inc. +.............     23,495
      480 Merck & Co., Inc........................     19,488
    6,540 Pfizer, Inc.............................    219,417
    1,150 Wyeth...................................     45,310
                                                   ----------
                                                      414,470
                                                   ----------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 0.89%
      230 Arrow Electronics, Inc. +...............      5,378
      130 Fisher Scientific International, Inc. +.      5,235
      960 PMC-Sierra, Inc. +......................     19,555
    1,000 Xerox Corp. +...........................     12,180
                                                   ----------
                                                       42,348
                                                   ----------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- -------------------------------------------------------------
          FINANCE COMPANIES - 3.34%
    1,120 Capital One Financial Corp.............. $   66,886
    3,770 MBNA Corp...............................     92,441
                                                   ----------
                                                      159,327
                                                   ----------
          FINANCIAL SERVICES - 4.12%
      200 American Express Co.....................      9,142
      910 Charles Schwab Corp.....................     10,556
    1,070 Citigroup, Inc..........................     50,333
      150 Doral Financial Corp....................      7,585
    1,060 Fannie Mae..............................     74,200
      500 Freddie Mac.............................     27,210
      100 H & R Block, Inc........................      5,429
      220 Merrill Lynch & Co., Inc................     12,485
                                                   ----------
                                                      196,940
                                                   ----------
          FOODS - 0.22%
       80 Performance Food Group Co. +/(1)/.......      3,145
      200 Sysco Corp..............................      7,264
                                                   ----------
                                                       10,409
                                                   ----------
          HEALTHCARE - 1.39%
       40 Anthem, Inc. +..........................      2,885
       90 Community Health Systems, Inc. +........      2,437
      350 Health Management Associates, Inc.,
           Class A................................      8,995
      160 Manor Care, Inc.........................      5,651
       60 McKesson Corp...........................      1,752
      320 Medco Health Solutions, Inc. +..........     11,658
       90 Mid Atlantic Medical Services, Inc. +...      5,526
      190 Patterson Dental Co. +..................     12,939
      210 Steris Corp. +..........................      4,857
      180 Universal Health Services, Inc., Class B      9,679
                                                   ----------
                                                       66,379
                                                   ----------
          HOME BUILDERS - 0.82%
      340 DR Horton, Inc..........................     14,858
      250 Lennar Corp.............................     24,475
                                                   ----------
                                                       39,333
                                                   ----------
          HOSPITAL SUPPLIES - 5.67%
      250 AmerisourceBergen Corp..................     15,823
       80 Beckman Coulter, Inc....................      4,092
      500 Boston Scientific Corp. +...............     17,945
      560 Cardinal Health, Inc....................     34,238

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             23

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- ------------------------------------------------------------
          HOSPITAL SUPPLIES - Continued
      170 Henry Schein, Inc. +................... $   11,439
    2,520 Johnson & Johnson......................    124,211
    1,100 Medtronic, Inc.........................     49,720
       80 St. Jude Medical, Inc. +...............      5,067
      120 Varian Medical Systems, Inc. +.........      8,281
                                                  ----------
                                                     270,816
                                                  ----------
          HOUSEHOLD PRODUCTS - 1.82%
       60 Colgate-Palmolive Co...................      3,150
      190 Dial Corp..............................      4,917
      820 Procter & Gamble Co....................     78,917
                                                  ----------
                                                      86,984
                                                  ----------
          INFORMATION PROCESSING -
          HARDWARE - 5.71%
    4,100 Dell, Inc. +...........................    141,450
      730 International Business Machines Corp...     66,094
       80 Lexar Media, Inc. +....................      1,709
      610 Lexmark International, Inc., Class A +.     47,214
      200 Sandisk Corp. +........................     16,172
                                                  ----------
                                                     272,639
                                                  ----------
          INFORMATION PROCESSING -
          SERVICES - 3.02%
      430 Adobe Systems, Inc.....................     17,768
      230 Affiliated Computer Services, Inc.,
           Class A +.............................     11,532
      100 Cognizant Technology Solutions Corp.,
           Class A +.............................      4,587
      530 EMC Corp. +............................      7,282
      240 Fair Issac & Co., Inc..................     13,238
      150 Fiserv, Inc. +.........................      5,625
      193 InterActiveCorp +......................      6,340
      250 Macromedia, Inc. +.....................      5,128
      350 SunGard Data Systems, Inc. +...........      9,457
    1,780 Symantec Corp. +.......................     58,437
      310 VeriSign, Inc. +.......................      5,025
                                                  ----------
                                                     144,419
                                                  ----------
          INFORMATION PROCESSING -
          SOFTWARE - 5.90%
      200 Automatic Data Processing, Inc.........      7,646
      150 BEA Systems, Inc. +....................      1,905
      330 Computer Associates International, Inc.      7,689

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ----------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
      200 IMS Health, Inc...................... $    4,606
      100 Mercury Interactive Corp. +..........      4,680
    8,900 Microsoft Corp.......................    228,730
    1,470 Oracle Corp. +.......................     17,655
      150 SEI Investments Co...................      4,207
      130 VERITAS Software Corp. +.............      4,943
                                                ----------
                                                   282,061
                                                ----------
          INSURANCE - 3.20%
    1,940 ACE, Ltd.............................     70,713
      610 Coventry Health Care, Inc. +.........     36,539
      200 Fidelity National Financial, Inc.....      7,066
      480 UnitedHealth Group, Inc..............     25,872
       40 WellChoice, Inc. +/(1)/..............      1,361
      120 Wellpoint Health Networks, Inc.,
           Class A +...........................     11,219
                                                ----------
                                                   152,770
                                                ----------
          LEISURE AND TOURISM - 2.25%
      100 CBRL Group, Inc......................      4,125
      140 Electronic Arts, Inc. +..............      6,192
      230 GTECH Holdings Corp..................     11,445
      330 Harrah's Entertainment, Inc..........     15,797
      100 Marriott International, Inc., Class A      4,583
      170 Mattel, Inc..........................      3,441
    1,200 Royal Caribbean Cruises, Ltd./(1)/...     36,324
      480 Starbucks Corp. +....................     15,393
      300 Yum! Brands, Inc. +..................     10,347
                                                ----------
                                                   107,647
                                                ----------
          MEDICAL - BIOMEDICAL/GENE - 2.14%
    1,170 Amgen, Inc. +........................     67,287
      150 Biogen, Inc. +.......................      5,727
      180 Genentech, Inc. +....................     15,174
      300 Genzyme Corp. +......................     14,022
                                                ----------
                                                   102,210
                                                ----------
          MEDICAL TECHNOLOGY - 0.57%
      480 Guidant Corp.........................     27,250
                                                ----------
          METALS - 0.67%
      740 Freeport-McMoRan Copper & Gold, Inc.,
           Class B.............................     32,212
                                                ----------

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- ------------------------------------------------------
          MULTIMEDIA - 0.32%
      500 Time Warner, Inc. +.............. $    8,140
      300 Walt Disney Co...................      6,927
                                            ----------
                                                15,067
                                            ----------
          OIL AND GAS - 0.27%
      150 Burlington Resources, Inc........      7,530
      250 GlobalSantaFe Corp...............      5,375
                                            ----------
                                                12,905
                                            ----------
          PAPER/FOREST PRODUCTS - 0.11%
      100 Sealed Air Corp. +...............      5,277
                                            ----------
          RETAIL - 8.24%
      480 Bed Bath & Beyond, Inc. +........     20,275
      600 Best Buy Co., Inc................     37,200
       60 Express Scripts, Inc., Class A +.      3,884
      280 Family Dollar Stores, Inc........     10,802
      150 Federated Department Stores, Inc.      7,364
    2,170 Home Depot, Inc..................     79,769
      400 Kohl's Corp. +...................     19,328
      500 Kroger Co. +.....................      9,430
      100 Michaels Stores, Inc.............      4,725
      180 PETsMART, Inc....................      4,349
    1,320 Staples, Inc. +..................     35,838
    2,780 Wal-Mart Stores, Inc.............    154,679
      170 Williams-Sonoma, Inc. +..........      6,127
                                            ----------
                                               393,770
                                            ----------
          SCHOOLS - 1.52%
      420 Apollo Group, Inc., Class A +....     28,993
      850 Career Education Corp. +.........     43,460
                                            ----------
                                                72,453
                                            ----------
          SEMICONDUCTORS - 11.18%
      740 Altera Corp. +...................     18,744
    1,500 Applied Materials, Inc. +........     36,450
    8,830 Intel Corp.......................    295,187
      180 Intersil Corp., Class A..........      4,754
      300 KLA-Tencor Corp. +...............     17,583
      740 Lam Research Corp. +.............     23,680
      270 Linear Technology Corp...........     11,648
      490 LSI Logic Corp. +................      4,591
      160 Marvell Technology Group, Ltd. +.      6,318
      100 Novellus Systems, Inc. +.........      4,376

- -----------------------------------------------------------------------------

                                                              November 30, 2003

24

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- ------------------------------------------------------
          SEMICONDUCTORS - Continued
      700 QLogic Corp. +................... $   39,781
    2,390 Texas Instruments, Inc...........     71,127
                                            ----------
                                               534,239
                                            ----------
          TELECOMMUNICATIONS - 5.79%
      650 Avaya, Inc. +....................      8,840
      500 BellSouth Corp...................     13,015
      620 CenturyTel, Inc..................     20,274
      600 Ciena Corp. +....................      4,248
    6,650 Cisco Systems, Inc. +............    150,689
      590 EchoStar Communications Corp.,
           Class A +.......................     20,343
      190 Harris Corp......................      7,366
    1,160 QUALCOMM, Inc....................     51,678
                                            ----------
                                               276,453
                                            ----------
          THERAPEUTICS - 0.18%
      150 Gilead Sciences, Inc. +..........      8,802
                                            ----------
          TOBACCO - 0.90%
      830 Altria Group, Inc................     43,160
                                            ----------
          UTILITIES - COMMUNICATION - 0.13%
      400 Sprint Corp. (FON Group).........      5,996
                                            ----------
          UTILITIES - ELECTRIC - 0.82%
    1,270 Edison International, Inc. +.....     25,933
      250 Entergy Corp.....................     13,215
                                            ----------
                                                39,148
                                            ----------
          TOTAL COMMON STOCK
          (Cost $4,188,164)................  4,677,798
                                            ----------

  PAR                                                    MARKET
 VALUE                                                   VALUE
- ------------------------------------------------------------------
         SHORT TERM INVESTMENTS - 0.88%
         COLLECTIVE INVESTMENT POOL
$ 41,820 Securities Lending Quality Trust/(2)/
         (Cost $41,820)............................... $   41,820
                                                       ----------
         REPURCHASE AGREEMENT - 2.45%
 117,000 Agreement with State Street Bank & Trust Co.,
          bearing interest at 0.93%, dated 11/28/03,
          to be repurchased 12/1/03 in the amount of
          $117,009 and collateralized by Federal
          Home Loan Bank Bonds, bearing interest at
          1.63%, due 6/17/05 and having an
          approximate value of $120,300 (Cost
          $117,000)...................................    117,000
                                                       ----------
         TOTAL INVESTMENTS
         (Cost $4,346,984) - 101.24%..................  4,836,618
         Other assets and liabilities,
          net - (1.24)%...............................    (59,012)
                                                       ----------
         NET ASSETS - 100%............................ $4,777,606
                                                       ----------

        + Non-income producing
     /(1)/The security or a portion thereof is out on loan (see Note 2). /(2)/The security is purchased with the cash collateral received from securities loaned.

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

          HEALTH SCIENCES FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             25

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          COMMON STOCK - 98.85%
          CHEMICAL - 2.53%
   25,600 Invitrogen Corp. +/(3)/............... $  1,745,152
   50,600 Symyx Technologies, Inc. +............    1,009,470
                                                 ------------
                                                    2,754,622
                                                 ------------
          COMMERCIAL SERVICES - 0.21%
   24,800 WebMD Corp. +.........................      226,920
                                                 ------------
          DRUGS - 26.42%
   27,100 Abbott Laboratories...................    1,197,820
   35,200 Able Laboratories, Inc. +/(1)/........      652,256
    5,600 Actelion, Ltd. +/(1)/.................      536,689
   17,100 Allergan, Inc./ (3)/..................    1,277,883
    5,500 Angiotech Pharmaceuticals, Inc. +/(3)/      270,985
   11,350 Barr Laboratories, Inc. +/(3)/........      936,829
    8,900 Biovail Corp. +/(1)/..................      166,875
   16,600 Caremark Rx, Inc. +/(3)/..............      443,220
   80,000 Cephalon, Inc. +/(1)(3)/..............    3,759,200
   77,200 Cubist Pharmaceuticals, Inc. +/(1)/...      958,824
   25,000 Eli Lilly & Co./ (3)/.................    1,714,000
   38,700 Forest Laboratories, Inc. +...........    2,114,568
   31,600 Indevus Pharmaceuticals, Inc. +/(1)/..      179,488
   29,600 IVAX Corp. +..........................      634,920
    6,000 Ligand Pharmaceuticals, Inc. /(5)/....       71,604
   15,700 Ligand Pharmaceuticals, Inc.,
           Class B +/(1)/.......................      210,066
    2,700 Novartis AG - ADR.....................      113,940
    2,300 Novo-Nordisk A/S......................       88,256
   27,400 OSI Pharmaceuticals, Inc. +/(1)(3)/...      814,602
  134,260 Pfizer, Inc./(3)/.....................    4,504,423
    3,400 Roche Holdings AG-Genusschein.........      306,757
   20,100 Salix Pharmaceuticals, Ltd. +.........      382,503
   13,800 Sanofi-Synthelabo SA..................      935,445
   27,800 Schering-Plough Corp..................      446,190
   32,800 Teva Pharmaceutical Industries, Ltd.
           ADR/(1)/.............................    1,975,738
   33,000 Valeant Pharmaceuticals International.      789,030
   37,694 Vertex Pharmaceuticals, Inc. +/(3)/...      329,446
   11,100 ViroPharma, Inc. +/(1)/...............       30,858
   61,200 Wyeth/ (3)/...........................    2,411,280
   18,000 Yamanouchi Pharmaceutical Co., Ltd....      517,737
                                                 ------------
                                                   28,771,432
                                                 ------------

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 1.25%
   19,200 Fisher Scientific International, Inc. +/(3)/ $    773,184
    2,600 Molecular Devices Corp. +/(3)/..............       51,558
   11,500 Waters Corp. +..............................      367,770
    4,000 Wilson Greatbatch Technologies,
           Inc. +/(1)/................................      167,600
                                                       ------------
                                                          1,360,112
                                                       ------------
          HEALTHCARE - 11.69%
   13,200 AdvancePCS +................................      734,712
   79,200 Anthem, Inc. +/(3)/.........................    5,711,904
   16,200 Community Health Systems, Inc. +............      438,696
    8,100 DaVita, Inc. +..............................      309,258
   27,800 Epix Medical, Inc. +........................      501,234
   42,100 Laboratory Corp. of America
           Holdings +/(3)/............................    1,520,652
   77,900 Omnicare, Inc. /(3)/........................    3,109,768
    7,500 Universal Health Services, Inc.,
           Class B /(3)/..............................      403,275
                                                       ------------
                                                         12,729,499
                                                       ------------
          HOSPITAL MANAGEMENT - 1.82%
   27,400 HCA, Inc. /(3)/.............................    1,148,334
   24,300 Triad Hospitals, Inc. +.....................      840,780
                                                       ------------
                                                          1,989,114
                                                       ------------
          HOSPITAL SUPPLIES - 10.85%
   16,150 Advanced Neuromodulation
           Systems, Inc. +/(1)/.......................      681,368
   12,600 AmerisourceBergen Corp......................      797,454
   72,200 Boston Scientific Corp. +/(3)/..............    2,591,258
   19,800 Cardinal Health, Inc. /(3)/.................    1,210,572
   15,800 CR Bard, Inc. /(3)/.........................    1,194,480
   10,800 Henry Schein, Inc. +........................      726,732
   28,400 Johnson & Johnson...........................    1,399,836
   16,700 Medtronic, Inc. /(3)/.......................      754,840
      300 Novo-Nordisk A/S - ADR......................       11,520
   17,100 St. Jude Medical, Inc. +/(3)/...............    1,083,114
   42,600 STAAR Surgical Co. +/(1)/...................      468,217
   11,100 Stryker Corp. /(3)/.........................      899,100
                                                       ------------
                                                         11,818,491
                                                       ------------

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          INSURANCE - 6.33%
  113,700 UnitedHealth Group, Inc............... $  6,128,430
    8,200 Wellpoint Health Networks, Inc.,
           Class A +............................      766,618
                                                 ------------
                                                    6,895,048
                                                 ------------
          MEDICAL - BIOMEDICAL/GENE - 14.43%
   21,800 Alexion Pharmaceuticals, Inc. +/(1)/..      408,750
   83,800 Amgen, Inc. +/(3)/....................    4,819,338
   51,000 Biocryst Pharmaceuticals, Inc. +/(1)/.      417,690
   63,600 Biogen, Inc. +/(3)/...................    2,428,248
   60,700 BioSphere, Inc. +/(1)/................      182,707
   48,400 Decode Genetics, Inc. +/(1)/..........      405,108
   86,500 Exelixis, Inc. +......................      582,145
   29,500 Genentech, Inc. +/(3)/................    2,486,850
   41,700 Human Genome Sciences, Inc. +.........      533,760
    2,700 ICOS Corp. +..........................      122,040
   51,200 MedImmune, Inc. +/(3)/................    1,218,560
   32,600 Millennium Pharmaceuticals, Inc. +....      514,102
   14,600 Myriad Genetics, Inc. +/(1)/..........      172,572
   35,800 Protein Design Labs, Inc. +/(3)/......      496,188
   18,200 Regeneron Pharmaceuticals, Inc. +/(1)/      234,416
    1,400 Repligen Corp. +/(1)/.................        6,762
   33,600 Transkaryotic Therapies, Inc. +.......      436,464
   36,500 XOMA, Ltd. +..........................      252,215
                                                 ------------
                                                   15,717,915
                                                 ------------
          MEDICAL TECHNOLOGY - 5.52%
  123,200 Alkermes, Inc. +......................    1,611,456
   37,400 Aspect Medical Systems, Inc. +........      355,674
    5,700 Bio-Rad Laboratories, Inc., Class A +.      292,125
    4,300 Chiron Corp. +/(3)/...................      230,566
   28,100 Diversa Corp. +.......................      236,040
   42,400 Fischer Imaging Corp. +...............      186,560
    3,900 Guidant Corp. /(3)/...................      221,403
    6,000 Integra LifeSciences Corp. +..........      188,340
    8,300 Martek Biosciences Corp. +/(1)(3)/....      504,142
   47,900 Nektar Therapeutics +/(1)/............      631,322
   35,100 Noven Pharmaceuticals, Inc. +.........      481,923
   18,900 Regeneration Technologies, Inc. +/(1)/      196,560
    5,300 Serologicals Corp. +/(1)/.............       91,425
      300 Synthes-Stratec, Inc..................      272,992
    7,700 Zimmer Holdings, Inc. +/(3)/..........      507,584
                                                 ------------
                                                    6,008,112
                                                 ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

26

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          OPTICAL INSTRUMENTS & LENSES - 0.37%
    6,900 Alcon, Inc. /(3)/.................... $    401,373
                                                ------------
          THERAPEUTICS - 17.43%
   70,600 Abgenix, Inc. +/(1)/.................      795,662
   22,800 Amylin Pharmaceuticals, Inc. +/(3)/..      596,676
   15,200 BioMarin Pharmaceutical, Inc. +/(1)/.      111,720
   22,500 CV Therapeutics, Inc. +/(3)/.........      404,325
   10,900 Discovery Laboratories, Inc. +.......       93,522
    6,100 Esperion Therapeutics, Inc. +/(1)(3)/      140,239
   99,100 Gilead Sciences, Inc. +/(3)/.........    5,815,188
   58,000 ImClone Systems, Inc. +/(1)(3)/......    2,279,400
   16,200 Medarex, Inc. +/(1)/.................      110,160
   61,500 Medicines Co. +......................    1,683,255
   23,100 MGI Pharma, Inc. +/(3)/..............      886,347
   18,100 NeoRx Corp. +/(1)/...................       78,192
   38,800 Neurocrine Biosciences, Inc. +/(3)/..    2,049,804
   47,800 NPS Pharmaceuticals, Inc. +/(1)/.....    1,442,604
   30,500 Onyx Pharmaceuticals, Inc. +/(1)/....      877,790
   55,600 Trimeris, Inc. +/(3)/................    1,269,348
   16,700 Tularik, Inc. +/(1)/.................      250,166
    5,175 Vicuron Pharmaceuticals, Inc. +......       93,926
                                                ------------
                                                  18,978,324
                                                ------------
          TOTAL COMMON STOCK
          (Cost $95,183,808)...................  107,650,962
                                                ------------

    PAR                                              MARKET
   VALUE                                             VALUE
- ---------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 13.96%
            COLLECTIVE INVESTMENT POOL - 11.78%
$12,824,840 Securities Lending Quality Trust/(2)/ $  12,824,840
                                                  -------------
            REGISTERED INVESTMENT COMPANIES - 2.18%
  2,373,536 T. Rowe Price Reserve Investment
             Fund /(4)/..........................     2,373,536
                                                  -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $15,198,376)...................    15,198,376
                                                  -------------
            TOTAL INVESTMENTS
            (Cost $110,382,184) - 112.81%........   122,849,338
            Other assets and liabilities,
             net - (12.81)%......................  (13,947,185)
                                                  -------------
            NET ASSETS - 100%.................... $ 108,902,153
                                                  -------------

  + Non-income producing
  ADR - American Depository Receipt
  /(1)/ The security or a portion thereof is out on loan (see Note 2). /(2)/ The security is purchased with the cash collateral received from securities loaned.
  /(3)/ A portion of this security is subject to options written (see
   Note 4).
  /(4)/ The security or a portion thereof represents collateral for uncovered written options.
  /(5)/ To the extent permitted by the Statement of Additional
   Information, the Health Sciences Fund may invest in restricted securities. This restricted security is valued pursuant to Note 2. Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of November 30, 2003, the Health Sciences
   Fund held the following restricted securities:

                                                                      Value
                                                                       as a
                                                                       % of
                            Acquisition           Acquisition Market   Net
    Name                       Date     Share/Par    Cost     Value   Assets
    ----                    ----------- --------- ----------- ------- ------
    Ligand Pharmaceuticals,
     Inc................... 07/03/2003    6,000     $69,000   $71,604  0.07%

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

          INCOME & GROWTH FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             27


 NUMBER                                      MARKET
OF SHARES                                    VALUE
- ------------------------------------------------------
          COMMON STOCK - 98.83%
          AEROSPACE/DEFENSE - 0.21%
      800 General Dynamics Corp........... $    64,696
    2,100 Honeywell International, Inc....      62,349
    3,900 United Technologies Corp........     334,230
                                           -----------
                                               461,275
                                           -----------
          AIRLINES - 0.18%
    5,300 Delta Air Lines, Inc./(1)/......      66,462
   19,200 Southwest Airlines Co...........     345,216
                                           -----------
                                               411,678
                                           -----------
          APPAREL & PRODUCTS - 0.20%
   21,100 Gap, Inc........................     453,650
                                           -----------
          APPLIANCES/FURNISHINGS - 0.42%
   13,600 Whirlpool Corp..................     929,152
                                           -----------
          AUTOMOTIVE - 2.36%
    3,000 American Axle & Manufacturing
           Holdings, Inc.+................     118,890
    7,086 Carlisle Cos., Inc..............     417,011
   23,200 Delphi Automotive Systems Corp..     203,696
  342,500 Ford Motor Co...................   4,521,000
                                           -----------
                                             5,260,597
                                           -----------
          AUTO - REPLACEMENT PARTS - 0.03%
      800 Advance Auto Parts, Inc.+.......      65,296
                                           -----------
          BANKS - 8.38%
  119,300 Bank of America Corp............   8,998,799
    1,700 Bank One Corp...................      73,712
   74,400 First American Corp., Class A...   2,202,240
    8,069 First Tennessee National Corp...     359,878
   21,700 FleetBoston Financial Corp......     881,020
    9,100 National City Corp..............     305,305
   14,800 PNC Financial Services Group....     804,528
   22,900 U.S. Bancorp....................     634,559
   21,900 UnionBanCal Corp................   1,247,424
   32,200 Wachovia Corp...................   1,473,150
   30,400 Wells Fargo & Co................   1,742,832
                                           -----------
                                            18,723,447
                                           -----------

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ----------------------------------------------------------------
          BEVERAGES - 0.34%
    6,300 Adolph Coors Co., Class B................. $   347,193
    8,510 PepsiCo, Inc..............................     409,501
                                                     -----------
                                                         756,694
                                                     -----------
          BROADCASTING - 0.07%
    5,700 Fox Entertainment Group, Inc.,
           Class A+.................................     162,735
                                                     -----------
          BUILDING MATERIALS - 0.85%
   17,500 RPM International, Inc....................     264,775
   50,400 Sherwin-Williams Co.......................   1,634,472
                                                     -----------
                                                       1,899,247
                                                     -----------
          CHEMICAL - 1.65%
    2,400 Engelhard Corp............................      71,568
  133,400 Monsanto Co...............................   3,617,808
                                                     -----------
                                                       3,689,376
                                                     -----------
          COMMERCIAL SERVICES - 1.47%
   20,900 Cendant Corp.+............................     463,144
   37,900 Convergys Corp.+..........................     581,386
   36,100 Rent-A-Center, Inc.+......................   1,172,889
   43,132 Viad Corp.................................   1,060,616
                                                     -----------
                                                       3,278,035
                                                     -----------
          CONGLOMERATES - 2.03%
    2,400 Eaton Corp................................     247,176
  119,200 General Electric Co.......................   3,417,464
   38,097 Tyco International, Ltd...................     874,326
                                                     -----------
                                                       4,538,966
                                                     -----------
          DRUGS - 6.13%
   14,337 Abbott Laboratories.......................     633,695
  120,800 Bristol-Myers Squibb Co...................   3,183,080
    6,900 Endo Pharmaceuticals Holdings, Inc.+......     129,996
   12,200 King Pharmaceuticals, Inc.+...............     157,502
    1,900 KOS Pharmaceuticals, Inc.+................      84,550
  101,100 Merck & Co., Inc..........................   4,104,660
  141,880 Pfizer, Inc...............................   4,760,074
   10,000 Valeant Pharmaceuticals International/(1)/     239,100
   10,300 Wyeth.....................................     405,820
                                                     -----------
                                                      13,698,477
                                                     -----------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 2.38%
   36,644 Arrow Electronics, Inc.+.............. $   856,737
   72,900 Avnet, Inc.+..........................   1,554,957
   16,200 Benchmark Electronics, Inc.+..........     595,026
   13,682 Fisher Scientific International, Inc.+     550,974
   76,700 Sanmina-SCI Corp.+....................     934,973
   67,700 Xerox Corp.+..........................     824,586
                                                 -----------
                                                   5,317,253
                                                 -----------
          FINANCE COMPANIES - 0.09%
    8,500 MBNA Corp.............................     208,420
                                                 -----------
          FINANCIAL SERVICES - 8.92%
  158,900 Citigroup, Inc........................   7,474,656
    6,700 E*TRADE Group, Inc.+..................      72,561
   34,700 Fannie Mae............................   2,429,000
   20,900 H & R Block, Inc......................   1,134,661
  153,700 JP Morgan Chase & Co..................   5,434,832
      900 Lehman Brothers Holdings, Inc.........      64,989
   33,700 Merrill Lynch & Co., Inc..............   1,912,475
   25,200 Morgan Stanley........................   1,393,056
                                                 -----------
                                                  19,916,230
                                                 -----------
          FOODS - 1.13%
   27,600 Archer-Daniels-Midland Co.............     394,404
   41,400 ConAgra Foods, Inc....................   1,014,300
   25,800 Sara Lee Corp.........................     530,190
   43,600 Tyson Foods, Inc., Class A............     595,140
                                                 -----------
                                                   2,534,034
                                                 -----------
          FREIGHT - 1.02%
    6,900 FedEx Corp............................     501,630
   24,300 United Parcel Service, Inc., Class B..   1,768,311
                                                 -----------
                                                   2,269,941
                                                 -----------
          HEALTHCARE - 0.54%
   41,600 McKesson Corp.........................   1,214,720
                                                 -----------
          HOME BUILDERS - 0.93%
   13,900 KB Home...............................     957,432
    2,300 NVR, Inc.+............................   1,129,300
                                                 -----------
                                                   2,086,732
                                                 -----------
          HOSPITAL SUPPLIES - 1.42%
   64,500 Johnson & Johnson.....................   3,179,205
                                                 -----------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

28

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ---------------------------------------------------------------
          HOUSEHOLD PRODUCTS - 3.13%
   25,300 Fortune Brands, Inc...................... $ 1,728,496
   54,700 Procter & Gamble Co......................   5,264,328
                                                    -----------
                                                      6,992,824
                                                    -----------
          INFORMATION PROCESSING -
          HARDWARE - 3.29%
   18,291 Dell, Inc.+..............................     631,040
  122,115 Hewlett-Packard Co.......................   2,648,674
   34,900 International Business Machines Corp.....   3,159,846
    8,400 Storage Technology Corp.+................     211,680
   56,200 Western Digital Corp.+...................     699,128
                                                    -----------
                                                      7,350,368
                                                    -----------
          INFORMATION PROCESSING -
          SERVICES - 1.10%
    6,700 CheckFree Corp.+/(1)/....................     185,054
   10,700 Computer Sciences Corp.+.................     442,980
   21,000 Earthlink, Inc.+.........................     201,600
   19,600 Electronic Data Systems Corp.............     423,752
   18,600 United Online, Inc.+/(1)/................     338,706
   53,400 VeriSign, Inc.+..........................     865,614
                                                    -----------
                                                      2,457,706
                                                    -----------
          INFORMATION PROCESSING -
          SOFTWARE - 2.89%
    1,600 Computer Associates International, Inc...      37,280
  222,000 Microsoft Corp...........................   5,705,400
   59,200 Oracle Corp.+............................     710,992
                                                    -----------
                                                      6,453,672
                                                    -----------
          INSURANCE - 5.75%
   41,300 ACE, Ltd.................................   1,505,385
   33,300 Allstate Corp............................   1,344,654
   35,700 AmerUs Group Co./(1)/....................   1,283,415
   83,787 Fidelity National Financial, Inc.........   2,960,195
   36,700 Health Net, Inc.+........................   1,200,090
   48,800 Humana, Inc.+............................   1,089,704
    3,400 PacifiCare Health Systems, Inc., Class A+     221,374
   19,000 Principal Financial Group, Inc...........     629,090
   30,000 Protective Life Corp.....................     985,500
   47,600 W.R. Berkley Corp........................   1,625,540
                                                    -----------
                                                     12,844,947
                                                    -----------

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ----------------------------------------------------------------
          LEISURE AND TOURISM - 1.26%
   34,500 Blockbuster, Inc., Class A/(1)/.......... $    589,260
    1,800 Electronic Arts, Inc.+...................       79,614
    7,800 Harrah's Entertainment, Inc..............      373,386
    5,100 NetFlix, Inc.+/(1)/......................      249,900
   59,300 Regal Entertainment Group, Class A/(1)/..    1,235,812
    8,300 Take-Two Interactive Software, Inc.+/(1)/      274,730
                                                    ------------
                                                       2,802,702
                                                    ------------
          MACHINERY - 0.07%
    2,300 Briggs & Stratton Corp...................      155,250
                                                    ------------
          MEDICAL - BIOMEDICAL/GENE - 1.01%
   39,292 Amgen, Inc.+ @...........................    2,259,683
                                                    ------------
          MISCELLANEOUS - 1.30%
  118,800 Eastman Kodak Co.........................    2,893,968
                                                    ------------
          MULTIMEDIA - 2.79%
  227,800 Time Warner, Inc.+.......................    3,708,584
   37,300 Viacom, Inc., Class B....................    1,466,636
   45,500 Walt Disney Co...........................    1,050,595
                                                    ------------
                                                       6,225,815
                                                    ------------
          OIL AND GAS - 9.23%
   14,100 Amerada Hess Corp........................      667,917
   65,700 ChevronTexaco Corp.......................    4,934,070
   15,900 ConocoPhillips...........................      902,166
   65,600 Exxon Mobil Corp.........................    2,372,752
  158,700 Marathon Oil Corp........................    4,699,107
   38,200 Occidental Petroleum Corp................    1,401,176
   69,164 ONEOK, Inc./(1)/.........................    1,370,139
    8,100 Schlumberger, Ltd........................      380,052
   73,100 Sunoco, Inc..............................    3,509,531
   11,950 UGI Corp./(1)/...........................      386,582
                                                    ------------
                                                      20,623,492
                                                    ------------
          PAPER/FOREST PRODUCTS - 0.89%
   13,800 Bemis Co., Inc...........................      627,900
   10,100 Louisiana-Pacific Corp.+.................      182,709
   31,560 Rayonier, Inc............................    1,170,230
                                                    ------------
                                                       1,980,839
                                                    ------------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          RAILROADS & EQUIPMENT - 0.42%
    8,400 Burlington Northern Santa Fe Corp. $    250,068
    4,500 CSX Corp..........................      152,505
    8,200 Norfolk Southern Corp.............      175,562
    5,700 Union Pacific Corp................      362,976
                                             ------------
                                                  941,111
                                             ------------
          REAL ESTATE INVESTMENT
          TRUSTS - 0.89%
    9,100 CBL & Associates Properties, Inc..      511,875
   35,400 Equity Office Properties Trust....      981,642
    3,200 General Growth Properties, Inc....      257,920
    5,200 Simon Property Group, Inc.........      246,740
                                             ------------
                                                1,998,177
                                             ------------
          RETAIL - 5.65%
   21,700 Barnes & Noble, Inc.+.............      720,006
    5,400 Claire's Stores, Inc..............      250,560
  129,500 Federated Department Stores, Inc..    6,357,155
    4,400 Home Depot, Inc...................      161,744
   11,100 IKON Office Solutions, Inc./(1)/..       94,017
   64,100 May Department Stores Co..........    1,900,565
    5,200 RadioShack Corp...................      161,980
    7,200 Sears, Roebuck and Co.............      397,152
   69,900 SUPERVALU, Inc....................    1,804,818
   19,100 United Stationers, Inc.+..........      770,685
                                             ------------
                                               12,618,682
                                             ------------
          SAVINGS & LOAN - 0.99%
    7,500 Flagstar Bancorp, Inc./(1)/.......      165,975
   44,600 Washington Mutual, Inc............    2,043,126
                                             ------------
                                                2,209,101
                                             ------------
          SEMICONDUCTORS - 4.26%
  277,500 Intel Corp........................    9,276,825
    8,100 Texas Instruments, Inc............      241,056
                                             ------------
                                                9,517,881
                                             ------------

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             29

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          TELECOMMUNICATIONS - 4.92%
   34,500 Alltel Corp.......................... $  1,566,645
   81,800 BellSouth Corp.......................    2,129,254
   92,100 Cisco Systems, Inc.+.................    2,086,986
   77,400 Nextel Communications, Inc., Class A+    1,960,542
   32,300 PanAmSat Corp.+/(1)/.................      713,507
    5,900 QUALCOMM, Inc........................      262,845
    6,900 Scientific-Atlanta, Inc..............      199,272
   63,300 Verizon Communications, Inc..........    2,074,341
                                                ------------
                                                  10,993,392
                                                ------------
          TOBACCO - 2.26%
   85,300 Altria Group, Inc....................    4,435,600
   11,000 R.J. Reynolds Tobacco Holdings, Inc..      607,200
                                                ------------
                                                   5,042,800
                                                ------------
          UTILITIES - COMMUNICATION - 1.81%
   18,060 AT&T Corp............................      358,130
   74,700 SBC Communications, Inc..............    1,739,016
  130,008 Sprint Corp. (FON Group).............    1,948,820
                                                ------------
                                                   4,045,966
                                                ------------
          UTILITIES - ELECTRIC - 3.97%
  143,600 Edison International, Inc.+..........    2,932,312
   14,600 Entergy Corp.........................      771,756
   40,300 Exelon Corp..........................    2,491,346
    8,000 FPL Group, Inc.......................      508,400
   36,000 Great Plains Energy, Inc./(1)/.......    1,142,280
    7,800 OGE Energy Corp......................      185,796
   14,080 TXU Corp.............................      311,731
   26,300 Weststar Energy, Inc.................      522,318
                                                ------------
                                                   8,865,939
                                                ------------
          UTILITIES - GAS, DISTRIBUTION - 0.20%
   15,801 Sempra Energy........................      447,484
                                                ------------
          TOTAL COMMON STOCK
          (Cost $210,467,327)..................  220,776,959
                                                ------------

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ----------------------------------------------------------------
           PREFERRED STOCK - 0.46%
           AUTOMOTIVE - 0.27%
     8,000 Ford Motor Co. Capital Trust II
            6.50%:................................. $    399,120
     8,900 General Motors Corp., Series B
            5.25%:.................................      211,731
                                                    ------------
                                                         610,851
                                                    ------------
           ELECTRONICS/ELECTRICAL
           EQUIPMENT - 0.19%
     3,500 Xerox Corp.: 6.25%:.....................      412,650
                                                    ------------
           TOTAL PREFERRED STOCK
           (Cost $970,531).........................    1,023,501
                                                    ------------
   PAR
  VALUE
- -----------
           SHORT-TERM INVESTMENTS - 2.91%
           COLLECTIVE INVESTMENT POOL
$6,507,709 Securities Lending Quality Trust/(2)/
            (Cost $6,507,709)......................    6,507,709
                                                    ------------
           REPURCHASE AGREEMENT - 0.57%
 1,283,000 Agreement with State Street Bank & Trust
            Co., bearing interest at 0.93%, dated
            11/28/03, to be repurchased 12/1/03
            in the amount of $1,283,100 and
            collateralized by Federal National Mtg.
            Assoc. Notes, bearing interest at
            2.00%, due 10/20/05 and having an
            approximate value of $1,312,211
            (Cost $1,283,000) @....................    1,283,000
                                                    ------------
           TOTAL INVESTMENTS
           (Cost $219,228,567) - 102.77%...........  229,591,169
           Other assets and liabilities,
            net - (2.77)%..........................  (6,192,428)
                                                    ------------
           NET ASSETS - 100%....................... $223,398,741
                                                    ------------

         +Non-income producing
         @The security or a portion thereof represents collateral for open futures contracts.
     /(1)/The security or a portion thereof is out on loan (see Note 2).
      /(2)/The security is purchased with the cash collateral received from securities loaned.

OPEN FUTURES CONTRACTS

                                       Value at Value as of
      Number of             Expiration  Trade   November 30,  Unrealized
      Contracts Description    Date      Date       2003     Appreciation
      -------------------------------------------------------------------
       2 Long     S&P 500
                  Index     Dec. 2003  $513,513   $528,900     $15,387
                                                               -------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

       INTERNATIONAL EQUITIES FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

30


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          COMMON STOCK - 83.72%
          ADVERTISING - 0.22%
   15,360 Aegis Group, PLC.................... $     26,452
      500 Asatsu-DK, Inc......................       11,916
        4 Dentsu, Inc.........................       16,984
    1,363 Publicis Groupe SA..................       43,089
   17,425 WPP Group, PLC......................      167,147
                                               ------------
                                                    265,588
                                               ------------
          AEROSPACE/DEFENSE - 0.24%
   45,731 BAE Systems, PLC....................      137,231
    1,794 Cobham, PLC.........................       34,943
   82,000 Finmeccanica SpA....................       62,963
    6,047 Serco Group, PLC....................       18,354
    1,075 Thales SA...........................       33,546
                                               ------------
                                                    287,037
                                               ------------
          AIRLINES - 0.43%
    1,070 Air France..........................       16,303
    8,000 All Nippon Airways Co., Ltd. +......       18,335
    3,382 Auckland International Airport, Ltd.       14,365
   16,068 BAA, PLC............................      130,748
    7,529 British Airways, PLC +..............       29,563
   13,000 Cathay Pacific Airways, Ltd.........       25,033
    2,653 Deutsche Lufthansa AG...............       40,582
    4,433 European Aeronautic Defense
           and Space Co.......................       96,797
      147 Flughafen Wien AG...................        6,261
    6,347 Iberia Lineas Aereas de Espana......       17,057
   10,000 Japan Airlines System Corp..........       25,659
      100 Kobenhavn Lufthave..................       11,044
    2,622 Ryanair Holdings, PLC +.............       20,133
    1,200 SAS AB +............................       11,687
    8,000 Singapore Airlines, Ltd.............       56,160
                                               ------------
                                                    519,727
                                               ------------
          APPAREL & PRODUCTS - 0.46%
      630 Adidas-Salomon AG...................       65,078
      757 Benetton Group SpA..................        9,754
    1,852 Bulgari SpA.........................       17,131
    8,000 Esprit Holdings, Ltd................       25,555
   20,000 Giordano International, Ltd.........        8,887
    3,017 Gunze, Ltd..........................       12,700
    1,521 Hagemeyer NV........................        4,197
      200 Hermes International................       37,000

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          APPAREL & PRODUCTS - Continued
    3,511 Inditex SA........................... $     78,054
    1,894 Luxottica Group SpA..................       33,290
   31,717 Marks & Spencer Group, PLC...........      146,658
    1,944 Onward Kashiyama Co., Ltd............       21,319
      219 Puma AG Rudolf Dassier Sport.........       34,551
    3,000 Wacoal Corp..........................       23,778
      600 World Co., Ltd.......................       17,806
    6,000 Yue Yuen Industrial Holdings, Ltd....       16,693
                                                ------------
                                                     552,451
                                                ------------
          APPLIANCES/FURNISHINGS - 0.12%
    4,600 Electrolux AB........................       96,913
    7,265 Kesa Electricals, PLC................       30,653
    8,300 MFI Furniture Group, PLC.............       20,154
                                                ------------
                                                     147,720
                                                ------------
          AUTOMOTIVE - 3.23%
      555 Autobacs Seven Co., Ltd..............       11,884
    9,000 Bridgestone Corp.....................      119,573
    2,124 Compagnie Generale des Etablissements
           Michelin, Class B...................       84,348
    1,682 Continental AG.......................       58,663
    2,059 Cycle & Carriage, Ltd................        7,227
   12,710 DaimlerChrysler AG...................      484,607
    6,700 Denso Corp...........................      125,111
    6,090 Fiat SpA +...........................       47,711
    7,303 Futuris, Corp., Ltd..................        7,404
   10,191 GKN, PLC.............................       46,991
   11,500 Honda Motor Co., Ltd.................      470,438
    2,455 NGK Spark Plug Co., Ltd..............       20,243
   36,700 Nissan Motor Co., Ltd................      419,563
      500 Nokian Renkaat Oyj...................       39,172
   30,507 Pirelli & Co. SpA....................       29,024
    2,752 PSA Peugoet Citroen..................      129,559
    2,519 Renault SA...........................      167,579
    2,803 Sanden Corp..........................       14,589
      600 Toyoda Gosei.........................       17,148
   39,949 Toyota Motor Corp....................    1,200,130
    1,429 Trelleborg AB........................       22,154
      260 USS Co., Ltd.........................       17,093
    1,027 Valeo SA.............................       39,983
    3,109 Volkswagen AG........................      154,609
    1,700 Volvo AB, Class A....................       46,966

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          AUTOMOTIVE - Continued
    3,100 Volvo AB, Class B..................... $     89,751
                                                 ------------
                                                    3,871,520
                                                 ------------
          BANKS - 13.42%
    5,000 77th Bank, Ltd........................       26,480
   22,300 ABN AMRO Holding NV...................      491,211
   12,475 Allied Irish Banks, PLC (Dublin)......      184,841
    2,063 Alpha Bank AE.........................       54,402
   11,728 Ashikaga Financial Group, Inc. +......        8,674
   26,338 Australia & New Zealand Banking Group,
           Ltd. @...............................      320,802
   16,876 Banca di Roma SpA +...................       53,452
   15,893 Banca Monte dei Paschi di Siena SPA...       52,245
    4,386 Banche Popolari Unite Group +.........       74,722
   45,200 Banco Bilbao Vizcaya Argentaria SA....      542,287
   27,175 Banco Comercial Portugues SA..........       55,752
    1,461 Banco Espirto Santo SA................       21,648
    5,739 Banco Popolare Di Verona e Novara.....       94,743
    2,343 Banco Popular Espanol SA..............      122,954
   63,989 Banco Santander Central Hispano SA....      665,603
      672 Bank Austria Creditanstalt AG +.......       30,556
   19,000 Bank of East Asia.....................       59,713
    8,145 Bank of Fukuoka, Ltd..................       33,468
   14,902 Bank of Ireland.......................      184,150
   15,000 Bank of Yokohama, Ltd.................       63,553
    2,296 Bank of Yokohama, Ltd. ADR +..........       97,274
   97,011 Barclays, PLC.........................      856,220
    5,163 Bayerische Hypo-und Vereinsbank
           AG +.................................      121,347
   21,943 Bipop Carire SpA +....................       17,270
   11,959 BNP Paribas SA........................      674,347
   36,500 BOC Hong Kong Holdings, Ltd...........       67,934
    5,284 BPI-SGPS SA...........................       16,736
    8,000 Chiba Bank, Ltd.......................       32,507
    1,998 Close Brothers Group, PLC.............       23,742
      775 Commercial Bank of Greece.............       16,439
    6,500 Commerzbank AG........................      125,866
   18,525 Commonwealth Bank of Australia........      370,251
    5,351 Credit Agricole SA....................      116,842
   69,000 Daiwa Bank Holdings +.................       86,317
    7,400 Danske Bank A/S.......................      156,891
   16,000 DBS Group Holdings, Ltd...............      129,957
    9,665 Dexia (Brussels)......................      154,105
    1,290 Dexia (Paris).........................           15

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             31

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          BANKS - Continued
    5,400 DnB Holdings ASA................... $      32,629
    2,180 EFG Eurobank Ergasias SA...........        36,826
      422 Erste Bank Der Oesterreichischen
           Sparkassen AG.....................        48,250
    5,755 Firstgroup, PLC....................        26,760
    5,000 Gunma Bank, Ltd....................        21,595
   11,688 Hang Seng Bank, Ltd................       150,169
   56,189 HBOS, PLC..........................       706,390
   11,177 Hokugin Financial Group, Inc. +....        17,044
  160,924 HSBC Holdings, PLC.................     2,441,560
    1,178 Hypo Real Estate Holding +.........        25,171
    8,723 Joyo Bank, Ltd.....................        26,922
    1,492 KBC Bankverzekeringsholding........        65,336
   82,836 Lloyds TSB Group, PLC..............       586,316
    3,238 Macquarie Bank, Ltd................        79,676
    7,477 Mediobanca SPA.....................        78,582
       60 Mitsubishi Tokyo Financial
           Group, Inc........................       448,158
    7,000 Mitsui Trust Holdings, Inc. +......        34,068
   22,308 National Australia Bank, Ltd.......       467,184
    3,193 National Bank of Greece SA.........        72,096
    5,700 Nordea AB (Euro)...................        37,270
   29,590 Nordea AB (Swedish Krone)..........       196,038
   14,000 Oversea-Chinese Banking Corp., Ltd.        96,655
    1,000 OverSeas Union Enterprises.........         3,916
    1,644 Piraeus Bank.......................        16,765
   41,456 Royal Bank of Scotland Group, PLC..     1,158,715
   15,013 Sanpaolo IMI SpA...................       193,267
    8,163 Shizuoka Bank, Ltd.................        57,096
    6,600 Skandinaviska Enskilda Banken......        86,140
    4,782 Societe Generale, Class A..........       383,245
       55 Sumitomo Mitsui Financial
           Group, Inc........................       268,685
   13,000 Sumitomo Trust & Banking Co., Ltd..        69,680
    4,000 Suruga Bank........................        22,901
    8,200 Svenska Handelsbanken AB,
           Series A..........................       151,570
      600 Svenska Handelsbanken Series B.....        10,693
   17,460 UBS AG.............................     1,125,688
       52 UFJ Holdings, Inc. +...............       222,216
   17,000 United Overseas Bank, Ltd..........       127,230
   26,035 Westpac Banking Corp...............       288,455
                                              -------------
                                                 16,086,273
                                              -------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          BEVERAGES - 1.17%
    5,695 Asahi Breweries, Ltd................. $     47,218
      300 Carlsberg A/S, Class B...............       12,527
    6,261 Coca Cola Amatil, Ltd................       27,612
      600 Coca Cola Bottling Co. (West Japan)..       10,667
      990 Coca Cola Hellenic Bottling Co. SA...       21,736
   45,590 Diageo, PLC..........................      569,218
   31,766 Foster's Group, Ltd..................      101,215
    3,240 Fraser and Neave, Ltd................       21,617
    3,002 Heineken NV..........................      112,011
    2,100 Interbrew............................       51,901
      400 ITO EN, Ltd..........................       15,267
    9,937 Kirin Brewery Co., Ltd...............       79,394
    4,000 Lion Nathan, Ltd.....................       16,800
      735 Pernod Ricard SA.....................       78,173
   12,279 SABMiller, PLC.......................      122,754
    5,000 Sapporo Breweries, Ltd...............       12,053
   12,372 Scottish & Newcastle, PLC............       78,195
    2,794 Takara Shuzo Co......................       22,502
                                                ------------
                                                   1,400,860
                                                ------------
          BROADCASTING - 0.35%
      225 Antena 3 Television SA +.............        9,467
   18,592 British Sky Broadcasting Group, PLC +      215,803
        3 Fuji Television Network, Inc.........       14,820
    1,700 i-CABLE Communications, Ltd..........          405
    9,190 Mediaset SpA.........................      104,303
    1,400 Sky Network Television, Ltd. +.......        4,657
    1,633 Societe Television Francaise 1.......       52,800
    4,000 Television Broadcasts, Ltd...........       20,093
                                                ------------
                                                     422,348
                                                ------------
          BUILDING MATERIALS - 1.75%
    4,156 Amec, PLC............................       19,593
   11,249 Asahi Glass Co., Ltd.................       82,789
    4,000 Assa Abloy AB........................       45,581
    7,936 Boral, Ltd...........................       28,734
    3,231 Bouygues SA..........................      100,399
    6,814 BPB, PLC.............................       40,397
    2,000 Central Glass Co., Ltd...............       12,017
    2,335 CIMPOR-Cimentos de Portugal,
           SGPS, SA............................       11,206
    4,504 Compagnie de Saint-Gobain............      201,665
    7,838 CRH, PLC (Dublin)....................      145,944
   13,051 CSR, Ltd.............................       16,444

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          BUILDING MATERIALS - Continued
    5,607 Fletcher Building, Ltd........... $     14,455
      726 Fomento de Construcciones y
           Contratas SA....................       24,902
       50 Geberit AG.......................       21,839
   11,674 Hanson, PLC......................       81,523
      647 Heidelberger Zement AG +.........       26,508
    2,305 Holcim, Ltd......................      100,590
      109 Imerys SA........................       21,577
    1,108 Italcementi SPA..................       13,679
    6,360 James Hardie Industries NV.......       33,022
   16,842 Kawasaki Heavy Industries, Ltd...       18,301
    2,390 Lafarge SA.......................      190,539
    5,000 Matsushita Electric Works........       36,022
    8,668 Mitsui Engineering & Shipbuilding
           Co., Ltd........................       11,002
   20,000 New World Development Co., Ltd...       12,430
    5,067 Nippon Sheet Glass Co., Ltd......       13,140
    3,571 Nishimatsu Construstion Co., Ltd.       11,804
      427 NKT Holding A/S..................        7,883
    7,861 Obayashi Corp....................       30,076
    3,977 Okumura Corp.....................       15,579
   14,017 Pilkington, PLC..................       21,605
   15,174 Rinker Group, Ltd................       64,171
    3,686 RMC Group, PLC...................       38,880
      697 Shimachu Co., Ltd................       13,143
    5,170 Skanska AB.......................       42,815
    6,796 Sumitomo Osaka Cement Co., Ltd...       12,101
   10,000 Taiheiyo Cement Corp.............       22,737
   10,384 Taisei Corp......................       33,660
    1,020 Technical Olympic SA.............        5,140
      260 Technip-Coflexip SA..............       27,996
    4,884 ThyssenKrupp AG..................       90,530
      400 Titan Cement Co..................       15,261
    4,683 Toda Corp........................       11,674
    4,275 Tostem Corp......................       75,066
      500 Uponor Oyj.......................       14,547
      125 VA Technologie AG +..............        3,478
    1,058 Vinci SA.........................       84,728
      454 Wienerberger Baustoffindustrie AG       11,509
    8,843 Wolseley, PLC....................      113,380
                                            ------------
                                               2,092,061
                                            ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

32

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          CHEMICAL - 1.79%
    3,779 Akzo Nobel NV.................... $    131,210
   18,549 Asahi Chemical Industry Co., Ltd.       88,583
    7,968 BASF AG..........................      394,429
    7,640 BOC Group, PLC...................      106,639
    1,064 CIBA Specialty Chemicals
           Holding, Inc. +.................       74,614
    1,920 Clariant AG +....................       27,137
    5,427 Daicel Chemical Industries, Ltd..       22,448
    8,180 Dainippon Ink and Chemicals, Inc.       15,163
    7,226 Denki Kagaku Kogyo Kabushiki
           Kaisha..........................       21,246
    1,100 DSM NV...........................       50,743
    2,000 Hitachi Chemical Co., Ltd........       30,316
   16,563 Imperial Chemical Industries, PLC       55,051
    5,000 Ishihara Sangyo Kaisha, Ltd. +...        9,086
    3,049 Johnson Matthey, PLC.............       52,981
    4,081 Kaneka Corp......................       28,358
    1,468 L'Air Liquide SA.................      236,005
      596 Lonza Group AG...................       28,617
   22,401 Mitsubishi Chemical Corp.........       51,137
    4,864 Mitsubishi Gas Chemical Co., Inc.       14,523
    7,000 Mitsui Chemicals, Inc............       37,328
    2,000 Nippon Kayaku Co., Ltd...........        9,606
    3,000 Nippon Sanso Corp................       11,861
    3,502 Nippon Shokubai Co., Ltd.........       25,006
    2,000 Nissan Chemical Industries.......       17,148
      800 Novozymes A/S Series B...........       27,989
    3,897 Orica, Ltd.......................       36,348
    4,925 Sekisui Chemical Co., Ltd........       21,901
    5,226 Shin Etsu Chemical Co............      192,787
   13,798 Showa Denko K.K. +...............       28,852
    1,015 Solvay SA........................       78,727
   16,000 Sumitomo Chemical................       57,125
    1,670 Syngenta AG......................      102,366
    6,718 Tosoh Corp.......................       17,912
    9,463 UBE Industries, Ltd..............       18,146
      600 Uni Charm Corp...................       28,654
                                            ------------
                                               2,150,042
                                            ------------
          COMMERCIAL SERVICES - 1.22%
   15,864 ABB, Ltd. +......................       77,892
    3,631 Abertis Infraestructuras SA......       50,969
      397 Acciona SA.......................       22,424
      350 Aker Kvaerner ASA +..............        5,800
    2,340 Ansell, Ltd......................       11,065

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          COMMERCIAL SERVICES - Continued
      307 Atos Origin +....................... $     20,258
      963 Autoroutes du Sud de la France......       31,195
    5,777 Balfour Beatty, PLC.................       21,589
       50 Bellsystem 24, Inc..................       10,501
      814 Benesse Corp........................       17,839
   16,425 Brambles Industries, Ltd............       54,356
   10,063 Brambles Industries, PLC............       30,241
    1,679 Cap Gemini SA +.....................       82,992
   23,000 ComfortDelGro Corp., Ltd............       10,275
    2,737 Comsys Holdings Corp. +.............       14,170
    2,800 Davis Service Group, PLC............       17,263
    2,563 De La Rue, PLC......................       12,756
   22,919 Hays, PLC...........................       50,127
      602 ISS A/S.............................       27,953
      400 Itochu Techno-Science Corp..........       11,323
    3,282 JGC Corp............................       25,953
    2,036 Kinden Corp.........................        8,887
   22,000 Li & Fung, Ltd......................       37,688
    1,160 Linde AG............................       56,155
   30,742 Macquarie Infrastructure Group......       72,796
   11,263 Mayne Group, Ltd....................       28,954
    2,000 Mitsubishi Logistics Corp...........       15,687
      300 Nichii Gakkan Co....................       15,477
    1,033 Pechiney SA.........................       59,439
   28,485 Rentokil Initial, PLC...............      106,941
       39 SA D'Ieteren NV.....................        8,310
      265 Sagem SA............................       29,568
    3,159 Secom Co., Ltd......................      114,805
    7,389 Securicor, PLC......................       11,198
    4,100 Securitas AB........................       49,980
       59 SGS Societe Generale de Surveillance
           Holding SA.........................       34,680
    6,559 Shimizu Corp........................       22,579
   18,000 Singapore Technologies
           Engineering, Ltd...................       20,573
    8,597 Smiths Group, PLC...................       98,603
    4,000 ST Assembly Test Services, Ltd. +...        4,897
      568 TIS, Inc............................       17,893
    2,626 Toyo Seikan Kaisha, Ltd.............       30,069
      446 William Demant A/S +................       13,878
                                               ------------
                                                  1,465,998
                                               ------------

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          CONGLOMERATES - 1.58%
    2,148 Amano Corp....................... $     14,710
    1,162 DCC, PLC.........................       15,266
   32,000 Hutchison Whampoa, Ltd...........      233,908
   19,000 Itochu Corp......................       57,079
    7,000 Keppel Corp., Ltd................       22,539
    5,000 Keppel Land, Ltd.................        4,641
    3,244 LVMH Moet Hennessy Louis
           Vuitton SA......................      223,595
   15,001 Mitsubishi Corp..................      137,662
      750 Modern Times Group AB +..........       15,056
    1,065 Promotora de
           Informaciones SA (PRISA)........       14,055
   11,861 Siemens AG.......................      866,052
   13,896 Sonae, SGPS SA +.................       11,670
   10,000 Sumitomo Corp....................       62,092
   10,700 Tomkins, PLC.....................       49,845
    1,732 TUI AG...........................       32,312
       56 Valora Holding AG................       13,314
    5,772 Wesfarmers, Ltd..................      117,870
    6,000 Wing Tai Holdings, Ltd...........        2,750
                                            ------------
                                               1,894,416
                                            ------------
          DRUGS - 7.04%
   25,358 AstraZeneca, PLC.................    1,152,458
    9,624 Bayer AG.........................      260,256
    3,830 Celltech Group, PLC +............       23,184
    3,736 Chugai Pharmaceutical Co., Ltd...       50,489
    2,212 CSL, Ltd.........................       25,933
    3,300 Daiichi Pharmaceutical Co., Ltd..       55,535
    3,406 Eisai Co., Ltd...................       86,305
       70 Elan Corp. +.....................          378
    4,802 Elan Corp., PLC +................       25,580
    3,800 Fujisawa Pharmaceutical Co., Ltd.       70,958
      413 Gehe AG..........................       18,799
   88,732 GlaxoSmithKline, PLC.............    2,003,335
      900 H Lundbeck A/S...................       14,148
    2,214 Kaken Pharmaceutical Co., Ltd....       10,998
    5,265 Kyowa Hakko Kogyo Co., Ltd.......       29,807
      625 Merck KGaA.......................       24,535
   35,256 Novartis AG......................    1,490,786
    3,800 Novo-Nordisk A/S.................      145,814
      290 Omega Pharma SA..................        8,173
      600 Orion-Yhtyma Oyj.................       13,432
   10,069 Rhone Poulenc SA.................      581,666
      445 Roche Holdings AG-Bearer.........       59,190
   10,434 Roche Holdings AG-Genusschein....      941,383
    5,434 Sanofi-Synthelabo SA.............      368,348

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             33

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          DRUGS - Continued
    2,551 Schering AG............................. $     128,421
      111 Serono SA...............................        76,507
    4,507 Shionogi & Co...........................        74,530
    3,000 Taisho Pharmaceutical Co., Ltd..........        52,322
   12,500 Takeda Chemical Industries, Ltd.........       479,386
    1,217 UCB SA..................................        39,014
    4,600 Yamanouchi Pharmaceutical Co., Ltd......       132,311
                                                   -------------
                                                       8,443,981
                                                   -------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 4.45%
      910 Advantest Corp..........................        65,062
    2,449 Alps Electric Co., Ltd..................        34,661
      200 Bang & Olufsen A/S......................         7,578
      121 Barco NV................................         9,603
   12,000 Canon, Inc..............................       554,445
    3,401 Dainippon Screen
           Manufacturing Co., Ltd. +..............        23,478
   31,352 Dixons Group, PLC.......................        73,700
   29,390 Elec De Portugal SA.....................        73,342
    6,050 Electrocomponents, PLC..................        35,685
      681 Epcos AG +..............................        15,548
    1,800 Fanuc, Ltd..............................       105,848
    8,000 Fuji Electric Co., Ltd..................        17,240
    5,000 Fujikura, Ltd...........................        27,987
    2,500 GN Store Nord +.........................        15,881
      481 Hirose Electric Co., Ltd................        56,263
    3,000 Hitachi Cable, Ltd......................        10,574
   40,849 Hitachi, Ltd............................       240,584
   20,000 Johnson Electric Holdings...............        26,791
    2,000 JSR Corp................................        43,373
      400 Keyence Corp............................        89,887
   11,538 Kidde, PLC..............................        20,715
      454 Kudelski SA +...........................        14,574
    2,443 Kyocera Corp............................       148,791
      400 Mabuchi Motor Co., Ltd..................        28,854
   31,000 Matsushita Electric Industrial Co., Ltd.       399,406
   25,000 Mitsubishi Electric Corp................        98,617
    1,000 Mitsumi Electric Co., Ltd...............         9,624
    3,373 Murata Manufacturing Co., Ltd...........       190,648
   20,441 NEC Corp................................       148,200
    4,537 NGK Insulators, Ltd.....................        29,083
    2,207 Nitto Denko Corp........................       111,443
    5,984 Novar, PLC..............................        13,191

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ----------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
    1,092 OCE NV............................ $      15,617
    8,000 Oki Electric Industry Co., Ltd. +.        30,242
    3,484 Omron Corp........................        66,171
   19,425 Philips Electronics NV............       552,332
    9,000 Ricoh Co., Ltd....................       164,197
    5,000 Sankyo Co., Ltd...................        90,033
      600 Sankyo Co., Ltd. Gunma............        19,066
   22,000 Sanyo Electric Co., Ltd...........        98,434
    2,846 Schneider Electric SA.............       175,505
      800 Seiko Epson Corp..................        30,388
   13,330 Sharp Corp........................       199,497
   48,652 Siebe PLC.........................        16,757
      800 SMC Corp..........................        95,402
   12,962 Sony Corp.........................       449,761
    2,000 Stanley Electric..................        37,986
    9,087 Sumitomo Electric Industries, Ltd.        74,346
    2,000 Taiyo Yuden Co....................        23,431
    1,700 TDK Corp..........................       110,524
    7,000 Techtronic Industries Co..........        19,205
   39,618 Toshiba Corp......................       146,150
    2,000 Ushio, Inc........................        31,521
    3,000 Venture Corp, Ltd.................        32,895
    1,494 Vestas Wind Systems AS............        22,522
    2,151 Yamaha Corp.......................        38,438
    4,000 Yokogawa Electric Corp............        52,157
                                             -------------
                                                 5,333,253
                                             -------------
          FINANCE COMPANIES - 0.18%
      400 Aeon Credit Service Co., Ltd......        17,057
      550 Aiful Corp........................        32,895
    4,500 Cattles, PLC......................        24,799
    1,854 Credit Saison Co., Ltd............        38,937
    1,200 Promise Co., Ltd..................        51,062
      920 Takefuji Corp.....................        49,648
                                             -------------
                                                   214,398
                                             -------------
          FINANCIAL SERVICES - 4.08%
    9,431 3I Group, PLC.....................        98,911
    1,019 Acom Co., Ltd.....................        41,127
   21,750 AMP, Ltd. @.......................        93,714
   10,638 Amvescap, PLC.....................        75,479
    1,419 Australian Stock Exchange, Ltd....        15,938
    4,089 Banca Fideuram SpA................        25,755

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          FINANCIAL SERVICES - Continued
   20,958 Banca Nazionale Del Lavoro SpA +.... $      49,157
    5,342 Banca Popolare di Milano SCRL.......        31,789
    7,000 Cheung Kong Infrastructure
           Holdings, Ltd......................        15,824
   17,584 Credit Suisse First Boston USA, Inc.       584,204
   17,045 Daiwa Securities Co., Ltd...........       109,727
    7,768 Deutsche Bank AG....................       542,031
    1,533 Deutsche Boerse AG..................        77,265
    1,250 Euronext NV.........................        29,979
   15,452 Fortis NL...........................       285,679
      800 Gjensidige NOR ASA..................        34,905
    1,100 Group 4 Falck A/S...................        21,725
   14,000 Hong Kong Exchanges & Clearing, Ltd.        28,672
   24,968 ING Groep NV........................       535,302
   53,149 IntesaBci SpA.......................       200,224
   12,967 IntesaBci SpA Di Risp...............        36,248
    3,741 Irish Life & Permanent, PLC.........        52,737
      400 Jafco Co., Ltd......................        29,841
   96,017 Legal & General Group, PLC..........       164,529
    4,248 Man Group, PLC......................       104,395
      831 Marschollek Lauten AG +.............        15,693
    3,530 Mediolanum SpA......................        26,469
       86 Mizuho Financial Group, Inc. +......       224,590
   19,000 Nikko Securities Co., Ltd...........        95,941
   26,000 Nomura Holdings, Inc................       413,094
      759 OM AB...............................         8,548
    1,100 Orix Corp...........................        80,656
    3,535 Provident Financial, PLC............        37,166
    3,850 Sampo Oyj...........................        38,153
    1,726 Schroders, PLC......................        19,321
   10,000 Singapore Exchange..................         9,573
      800 Smedvig, Class A....................         5,397
    8,415 Suncorp Metway......................        75,867
   56,008 UniCredito Italiano SpA.............       281,550
    6,000 Yamaichi Securities Co., Ltd.
           ADR +/(1)(3)/......................             0
    2,122 Zurich Financial Services Group +...       273,621
                                               -------------
                                                   4,890,796
                                               -------------
          FOODS - 3.06%
    7,807 Ajinomoto Co., Inc..................        83,691
      300 Ariake Co...........................         9,369
      400 Axfood AB...........................         8,904
   30,147 Cadbury Schweppes, PLC..............       192,355
      519 Casino Guichard Perrachon SA........        48,381

- -----------------------------------------------------------------------------

                                                              November 30, 2003

34

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          FOODS - Continued
      234 Colruyt SA.......................... $      21,996
   32,698 Compass Group, PLC..................       196,806
      650 Danisco A/S.........................        26,724
    1,027 Delhaize 'Le Lion' SA...............        49,717
    4,000 Fyffes, PLC.........................         7,390
    2,232 Greencore Group, PLC................         8,167
    1,820 Groupe Danone.......................       283,861
      983 House Food Corp.....................        10,493
      603 Katokichi Co., Ltd..................         9,559
    1,806 Kerry Group, PLC....................        32,176
      830 Kesko Oyj...........................        14,439
    3,531 Kikkoman Corp.......................        23,376
    3,000 Meiji Dairies Corp..................        11,587
    5,975 Meiji Seika Kaisha, Ltd.............        22,314
    5,959 Nestle SA...........................     1,386,780
    4,213 Nichirei Corp.......................        12,733
    2,000 Nippon Meat Packers, Inc............        19,322
    1,963 Nisshin Seifun Group, Inc...........        15,809
    1,055 Nissin Food Products Co., Ltd.......        25,095
    2,074 Numico Kon NV +.....................        52,752
    3,274 Orkla ASA...........................        72,745
    5,597 Parmalat Finanziaria SpA............        15,377
    1,600 QP Corp.............................        12,696
    2,500 Snow Brand Milk Products Co., Ltd. +         7,351
    1,326 Sodexho Alliance SA.................        37,672
      700 Suedzucker AG.......................        12,707
    5,698 Tate & Lyle, PLC....................        31,401
    1,000 Toyo Suisan Kaisha, Ltd.............         9,962
    8,434 Unilever NV.........................       506,440
   40,842 Unilever, PLC.......................       355,197
    2,258 Yakult Honsha Co., Ltd..............        30,927
                                               -------------
                                                   3,666,271
                                               -------------
          FREIGHT - 0.82%
       16 A/S Dampskibsselskabet ADR..........       114,794
    4,562 Associated British Ports
           Holdings, PLC......................        33,626
       48 Compagnie Maritime Belge SA.........         2,845
    5,929 Deutsche Post AG....................       111,750
      325 DSV, De Sammensluttede
           Vognmaend A/S......................        12,733
    4,142 Exel, PLC...........................        54,319
       48 Exmar NV +..........................         1,929
      500 Frontline, Ltd......................        10,559

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- --------------------------------------------------------
          FREIGHT - Continued
    4,135 Kamigumi Co., Ltd............... $      26,657
    7,631 Kawasaki Kisen Kaisha, Ltd......        29,614
   17,331 Mitsui & Co., Ltd...............       116,632
   12,000 Mitsui OSK Lines, Ltd...........        48,760
   11,000 Neptune Orient Lines, Ltd. +....        13,529
   10,879 Nippon Express Co., Ltd.........        47,186
   14,000 Nippon Yusen Kabushiki Kaish
           Svendborg......................        54,842
    2,289 Patrick Corp., Ltd..............        24,018
   10,246 Peninsular and Oriental Steam
           Navigation Co..................        43,231
    2,893 Seino Transportation Co., Ltd...        20,526
   13,000 SembCorp Industries, Ltd........         9,654
    5,000 SembCorp Logistics, Ltd.........         5,541
    7,000 SembCorp Marine, Ltd............         3,939
    3,000 Toll Holdings, Ltd..............        18,509
    5,132 TPG NV..........................       110,828
    5,923 Yamato Transport Co., Ltd.......        69,768
                                           -------------
                                                 985,789
                                           -------------
          GOVERNMENT AGENCIES - 0.01%
   26,000 Singapore Post, Ltd.............        10,408
                                           -------------
          HARDWARE & TOOLS - 0.01%
      201 Bekaert SA......................        11,262
       77 Bohler Uddeholm.................         4,982
                                           -------------
                                                  16,244
                                           -------------
          HEALTHCARE - 0.28%
    3,300 Alliance Unichem, PLC...........        28,558
   12,306 Boots Group, PLC................       150,681
      738 Cochlear, Ltd...................        15,258
      200 Coloplast A/S...................        16,961
    1,356 Essilor International SA........        67,661
      997 Fisher & Paykel Healthcare Corp.         7,749
    2,400 Gambro, Series A................        19,875
    1,600 Gambro, Series B................        13,250
    9,000 Parkway Holdings................         4,882
    2,631 SSL International, PLC..........        14,442
                                           -------------
                                                 339,317
                                           -------------
          HEAVY DUTY TRUCKS/PARTS - 0.02%
    3,000 Hino Motors, Ltd................        17,751
                                           -------------

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- ------------------------------------------------------
          HOME BUILDERS - 0.23%
    3,305 Barratt Developments, PLC..... $      27,861
    1,687 Berkeley Group, PLC...........        23,300
    7,070 Daiwa House Industry Co., Ltd.        67,140
      896 Hellenic Technodomiki SA......         5,267
    3,600 Persimmon, PLC................        28,891
    7,000 Sekisui House, Ltd. ADR.......        66,028
    7,686 Taylor Woodrow, PLC...........        31,635
    5,230 Wimpey George, PLC............        30,713
                                         -------------
                                               280,835
                                         -------------
          HOSPITAL SUPPLIES - 0.17%
   10,555 Amersham, PLC.................       136,875
      486 Fresenius Medical Care AG.....        30,886
    2,300 Terumo Corp...................        41,205
                                         -------------
                                               208,966
                                         -------------
          HOUSEHOLD PRODUCTS - 0.78%
      500 Aderans Co....................         8,442
      350 Beiersdorf AG.................        39,304
    3,256 Fisher & Paykel Appliances
           Holdings, Ltd................         7,873
      103 Givaudan AG...................        47,143
    5,950 Kanebo, Ltd. +................         5,976
    8,000 KAO Corp......................       163,265
    5,003 L'Oreal SA....................       371,546
    8,830 Reckitt Benckiser, PLC........       192,971
    5,000 Shiseido Co...................        56,111
    4,771 Toto, Ltd.....................        36,856
    8,608 Waterford Wedgewood, PLC......         2,892
                                         -------------
                                               932,379
                                         -------------
          HUMAN RESOURCES - 0.17%
    1,980 Adecco SA.....................       122,979
    9,293 Capita Group, PLC.............        40,010
      616 Meitec Corp...................        21,655
    1,238 Vedior NV.....................        18,759
                                         -------------
                                               203,403
                                         -------------
          INFORMATION PROCESSING -
          HARDWARE - 0.09%
    3,292 Casio Computer Co., Ltd.......        32,254
      599 Logitech International SA +...        25,978
      480 Nidec Corp....................        47,643
                                         -------------
                                               105,875
                                         -------------

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             35

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - 0.40%
    6,082 Computershare, Ltd.................... $     14,226
    1,100 CSK Corp..............................       36,963
    1,700 Indra Sistemas SA.....................       20,498
   10,415 Logica, PLC...........................       49,235
        2 Net One Systems Co., Ltd..............       14,080
       19 NTT Data Corp.........................       69,744
      100 OBIC Co., Ltd.........................       20,636
   19,248 Telecom Italia Media SpA +............        9,145
   50,744 SEAT Pagine Gialle SpA +..............       49,191
    3,000 Softbank Corp.........................      113,683
    1,150 TietoEnator Oyj.......................       32,009
    5,150 Wanadoo +.............................       39,606
    5,471 Wm-data AB +..........................       11,091
                                                 ------------
                                                      480,107
                                                 ------------
          INFORMATION PROCESSING -
          SOFTWARE - 0.61%
      882 Business Objects SA +.................       29,936
      557 Dassault Systemes SA..................       24,879
      400 Hitachi Software Engineering Co., Ltd.       10,775
    7,885 Misys, PLC............................       38,701
      200 Nomura Research Instutute, Ltd........       19,102
      400 Oracle Corp. Japan....................       19,796
   16,850 Sage Group, PLC.......................       52,595
    3,037 SAP AG................................      467,115
      500 Topdanmark AS +.......................       25,313
    1,500 Trend Micro, Inc. +...................       37,940
                                                 ------------
                                                      726,152
                                                 ------------
          INSURANCE - 2.95%
   19,901 Aegon NV..............................      265,742
    7,459 Alleanza Assicurazioni SpA............       77,677
    4,061 Allianz AG............................      457,401
   14,218 Assicurazioni Generali SpA............      355,490
   20,887 AXA...................................      401,699
   33,506 CGNU, PLC.............................      267,162
      450 CNP Assurances........................       20,850
    1,137 Corp Mapfre SA........................       14,678
       17 Daido Life Insurance Co., Ltd.........       46,258
   22,700 Friends Provident, PLC................       50,527
   26,157 Insurance Australia Group, Ltd........       79,176
       22 Millea Holdings, Inc..................      237,045
   17,996 Mitsui Sumitomo Insurance Co., Ltd....      134,253

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          INSURANCE - Continued
    2,214 Munchener Ruckversicherungs AG.... $   251,892
      250 Pohjola Yhtyma Oyj................       6,161
   29,769 Prudential, PLC...................     228,777
    9,910 QBE Insurance Group, Ltd..........      73,127
    4,827 Riunione Adriatica di Sicurta SpA.      77,776
   42,370 Royal & Sun Alliance Insurance
           Group, PLC.......................      61,840
   11,370 Skandia Forsakrings AB............      38,417
    2,168 Storebrand ASA +..................      13,259
    4,736 Swiss Reinsurance.................     294,521
   11,000 Yasuda F&M Insurance..............      81,660
                                             -----------
                                               3,535,388
                                             -----------
          LEISURE AND TOURISM - 1.03%
    2,882 Accor SA..........................     121,019
    3,281 Amadeus Global Travel SA..........      20,469
      350 Amer Group........................      14,655
    4,124 Aristocrat Leisure, Ltd. @........       5,764
    1,591 Autogrill SpA +...................      21,111
      900 Bandai Co., Ltd...................      20,381
    5,336 Brisa-Auto Estradas de Portugal SA      33,930
      600 Capcom Co., Ltd...................       6,574
    2,602 Carnival, PLC.....................      91,413
      750 Creative Technology, Ltd..........       7,919
    4,227 Emap, PLC.........................      61,475
   10,965 EMI Group, PLC....................      32,054
   43,459 Granada, PLC......................      92,057
    2,500 Greek Organization of Football
           Prognostics SA...................      32,093
   11,300 InterContinental Hotels Group, PLC     104,550
    1,161 Konami Co.........................      29,843
       41 Kuoni Reisen Holding AG...........      13,336
   24,971 Ladbroke Group, PLC...............      90,953
      568 Namco, Ltd........................      14,367
    1,329 NH Hoteles SA +...................      15,179
    1,400 Nintendo Co., Ltd.................     120,933
      671 Oriental Land Co., Ltd............      36,517
    8,252 Rank Group, PLC...................      41,212
   14,000 Shangri La Asia, Ltd..............      12,533
    5,886 Sky City Entertainment, Ltd.......      17,170
   14,695 Stagecoach Group, PLC.............      20,499
    6,274 Tab Corp..........................      18,764
    5,083 Tab Corp. Holdings, Ltd...........      41,152
    1,900 Toho Co...........................      21,860

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- ---------------------------------------------------------
          LEISURE AND TOURISM - Continued
    6,317 William Hill, PLC................ $      42,536
    2,000 Yamaha Motor Co..................        20,308
      556 Zodiac SA........................        16,470
                                            -------------
                                                1,239,096
                                            -------------
          MACHINERY - 1.09%
    1,000 Alfa Laval AB....................        14,310
    3,863 Amada Co., Ltd...................        18,977
    1,828 Atlas Copco AB, Series A.........        65,398
      995 Atlas Copco AB, Series B.........        32,960
    6,432 BBA Group, PLC...................        26,391
        1 Buderus AG.......................            37
    3,010 Daikin Industries, Ltd...........        62,116
    5,000 Ebara Corp.......................        19,404
    8,079 FKI, PLC.........................        15,305
      400 FLS Industries A/S +.............         4,289
    1,677 Grupo Dragados SA................        34,948
      877 Grupo Ferrovial SA...............        26,515
    4,894 IMI, PLC.........................        28,719
   13,596 Ishikawajima-Harima Heavy
           Industries Co., Ltd.............        16,387
   13,000 Kajima Corp......................        41,428
      200 KCI Konecranes International.....         6,440
   13,000 Komatsu, Ltd.....................        74,072
      905 Komori Corp......................        10,991
      480 Kone Corp........................        25,897
    3,000 Koyo Seiko Co., Ltd..............        27,804
   13,000 Kubota Corp......................        47,482
    1,883 Leighton Holdings, Ltd...........        15,845
    2,000 Makita Corp......................        18,335
    1,469 Man AG...........................        39,937
    1,350 Metso Oyj........................        15,808
    6,125 Minebea Co., Ltd.................        31,208
   43,000 Mitsubishi Heavy Industries, Ltd.       114,651
      300 NEG Micon USA, Inc. +............         3,241
    6,077 NSK, Ltd.........................        21,197
    6,277 NTN Corp.........................        28,601
    2,000 Rautaruukki Oyj +................        14,757
      250 RHI AG +.........................         3,950
   23,304 Rolls Royce Group, PLC...........        71,537
    3,300 Sandvik AB.......................       105,161
    1,040 Shimano, Inc.....................        20,227
    1,800 Showa Shell Sekiyu...............        13,839
      200 SKF AB, Class A..................         7,341

- -----------------------------------------------------------------------------

                                                              November 30, 2003

36

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ----------------------------------------------------------
          MACHINERY - Continued
    1,423 SKF AB, Class B................... $      52,135
       47 Sulzer AG.........................        11,775
    9,000 Sumitomo Heavy Industries, Ltd. +.        17,504
    2,066 Takuma Co.........................        10,810
    1,400 THK Co............................        28,188
    2,500 Tomra Systems ASA.................        14,189
    2,100 Toyota Industries Corp............        39,406
      600 Wartsila Oyj......................        11,158
                                             -------------
                                                 1,310,670
                                             -------------
          MEDICAL TECHNOLOGY - 0.23%
    2,400 Getinge AB........................        22,579
      250 Nobel Biocare Holding AG..........        23,287
    1,939 Qiagen NV +.......................        22,379
   14,158 Smith & Nephew PLC................       108,866
    4,102 SNIA SPA..........................         9,129
    3,251 Sonic Healthcare, Ltd.............        16,527
       61 Synthes-Stratec, Inc..............        55,508
    2,093 Zeltia SA.........................        13,560
                                             -------------
                                                   271,835
                                             -------------
          METALS - 1.90%
      686 Acerinox SA.......................        31,752
      130 Alum Co...........................         2,542
    5,501 Arcelor...........................        89,296
   55,154 BHP Billiton, Ltd.................       450,121
   36,321 BHP Billiton, PLC.................       272,719
   11,024 BlueScope Steel, Ltd..............        39,835
    5,000 Dowa Mining Co., Ltd..............        24,472
    7,043 Hennes & Mauritz AB, Class B......       164,713
      400 Hoganas AB, Class B...............         8,295
    3,237 Iluka Resources, Ltd..............         9,494
    6,700 JFE Holding, Inc..................       156,924
   13,000 Mitsubishi Materials Corp. +......        18,755
    7,977 Mitsui Mining & Smelting Co., Ltd.        29,500
    4,535 Newcrest Mining, Ltd..............        42,035
   80,389 Nippon Steel Corp.................       154,150
    7,533 OneSteel, Ltd.....................        10,255
    1,000 Outokumpu Oyj.....................        13,377
    4,719 Rio Tinto, Ltd....................       119,502
   15,667 Rio Tinto, PLC....................       374,765
      200 SAPA AB...........................         4,293
      800 SSAB Svenskt Stal AB, Series A....        13,197
      400 SSAB Svenskt Stal AB, Series B....         6,334

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- --------------------------------------------------------
          METALS - Continued
   43,000 Sumitomo Metal Industries, Ltd.. $      36,908
    7,341 Sumitomo Metal Mining Co., Ltd..        46,386
      205 Umicore.........................        13,699
    1,460 Viohalco........................         7,637
      248 Voest Alpine AG.................         9,804
   15,757 WMC Resources, Ltd. +...........        55,797
   18,023 WMC, Ltd........................        77,003
                                           -------------
                                               2,283,560
                                           -------------
          MISCELLANEOUS - 0.55%
    1,557 AGFA-Gevaert NV.................        38,668
    6,973 Fuji Photo Film Co., Ltd........       197,382
      961 Groupe Bruxelles Lambert SA.....        47,952
    3,695 Haw Par Corp., Ltd..............         9,518
    5,836 Konica Corp.....................        69,063
    4,485 Nikon Corp. +...................        55,983
    3,206 Olympus Optical Co., Ltd........        68,649
   14,316 Swire Pacific, Ltd..............        84,822
    2,000 Tokyo Style Co..................        19,322
    6,403 Transurban Group................        19,474
   17,000 Wharf Holdings, Ltd.............        42,479
                                           -------------
                                                 653,312
                                           -------------
          MULTIMEDIA - 0.56%
    8,877 Carlton Communications, PLC.....        35,314
    1,939 Lagardere SCA...................       105,847
   21,814 News Corp., Ltd.................       186,242
   12,101 Pearson, PLC....................       135,042
      654 PT Multimedia SGPS +............        11,934
    1,828 Publishing & Broadcasting, Ltd..        15,448
   22,187 Reuters Group, PLC..............        93,804
    2,536 Thomson.........................        53,732
    2,522 Tiscali SpA +...................        20,485
      600 Tokyo Broadcasting..............         9,308
                                           -------------
                                                 667,156
                                           -------------
          OIL AND GAS - 7.39%
    7,410 Australian Gas Light Co., Ltd. @        57,523
   51,640 BG Group, PLC...................       243,451
  327,357 BP, PLC @.......................     2,287,446
    8,708 E. ON AG........................       494,163
   38,523 ENI SPA.........................       657,219
    5,600 Fortum Oyj......................        56,100
    3,316 Gas Natural SDG SA..............        68,388

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          OIL AND GAS - Continued
    1,264 Hellenic Petroleum SA............... $      10,464
      420 IHC Caland NV.......................        19,652
    3,300 NGC Holdings, Ltd...................         3,715
    7,000 Nippon Mining Holdings, Inc.........        22,116
   19,000 Nippon Oil Corp.....................        93,859
    2,204 Norsk Hydro ASA.....................       126,225
      187 OMV AG..............................        26,521
   31,188 Osaka Gas Co., Ltd..................        81,733
   13,515 Repsol YPF SA.......................       236,247
   31,020 Royal Dutch Petroleum Co............     1,394,865
    8,098 Santos, Ltd.........................        37,882
   12,901 Scottish & Southern Energy, PLC.....       144,969
  143,279 Shell Transport & Trading Co., PLC @       908,032
    7,100 Statoil ASA.........................        70,807
    4,711 Teikoku Oil Co......................        20,906
   38,077 Tokyo Gas Co., Ltd..................       130,383
    4,000 TonenGeneral Sekiyu KK..............        32,580
    9,669 Total SA, Class B @.................     1,563,732
    6,488 Woodside Petroleum..................        64,554
                                               -------------
                                                   8,853,532
                                               -------------
          PAPER/FOREST PRODUCTS - 0.69%
   13,241 Amcor, Ltd. @.......................        79,201
      800 Billerud AB.........................        11,872
    6,493 Bunzl, PLC..........................        49,620
   12,114 Carter Holt Harvey, Ltd.............        13,716
    2,457 Fletcher Challenge Forest, Ltd. +...         2,059
      900 Holmen AB, Series B.................        31,244
       59 Mayr-Melnhof Karton AG..............         6,329
       13 Nippon Unipac Holdings..............        62,558
    1,500 Norske Skogsindustrier ASA..........        28,819
   12,528 OJI Paper Co., Ltd..................        73,099
    7,736 PaperlinX, Ltd......................        25,433
    6,362 Rexam, PLC..........................        47,112
    8,793 Southcorp, Ltd......................        17,574
    9,700 Stora Enso Oyj......................       130,690
    2,900 Svenska Cellulosa AB................       112,011
    7,344 UPM-Kymmene Oyj.....................       135,953
                                               -------------
                                                     827,290
                                               -------------

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             37

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- --------------------------------------------------------
          PUBLISHING - 0.79%
    1,802 Arnoldo Mondadori Editore SpA... $      14,961
    9,000 Dai Nippon Printing Co., Ltd....       124,093
    4,242 Daily Mail & General Trust......        45,074
    2,300 Eniro AB........................        20,571
    2,395 Gruppo Editoriale L'Espresso SpA        14,367
    2,057 Independent Newspapers, Ltd.....         6,619
    7,604 Independent Newspapers, PLC.....        18,428
   11,756 John Fairfax Holdings, Ltd......        29,626
    9,614 Reed Elsevier NV................       116,728
   18,805 Reed Elsevier, PLC..............       155,124
      700 Schibsted ASA...................        11,909
   16,372 SCMP Group, Ltd.................         7,486
    6,000 Singapore Press Holdings, Ltd...        67,879
    8,477 Toppan Printing Co..............        77,714
    4,666 United Business Media, PLC......        40,278
    3,424 VNU NV..........................       106,765
    3,770 Wolters Kluwer NV...............        57,217
    6,465 Yell Group, PLC.................        34,459
                                           -------------
                                                 949,298
                                           -------------
          RAILROADS & EQUIPMENT - 0.55%
       13 Central Japan Railway Co........       103,867
       50 East Japan Railway Co...........       228,279
    5,582 Keihin Electric Express
           Railway Co., Ltd...............        32,264
    7,000 Keio Electric Railway Co., Ltd..        35,858
   20,072 Kinki Nippon Railway Co., Ltd. +        56,267
   18,000 MTR Corp........................        24,228
   10,000 RT Group, PLC +/(3)/............         9,300
    9,000 SMRT Corp., Ltd.................         3,028
   10,624 Tobu Railway Co.................        36,185
   14,426 Tokyu Corp......................        67,049
       18 West Japan Railway Co...........        68,210
                                           -------------
                                                 664,535
                                           -------------
          REAL ESTATE - 1.34%
    7,000 Allgreen Properties, Ltd........         4,224
    6,886 British Land Co., PLC...........        65,727
    6,489 Canary Wharf Group, PLC +.......        26,988
   15,000 CapitaLand, Ltd.................        13,576
      600 Castellum AB....................        12,720
    7,700 Centro Properties Group.........        21,969
   17,861 CFS Gandel Retail Trust.........        17,461
   22,562 Cheung Kong Holdings, Ltd.......       177,997

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ----------------------------------------------------------
          REAL ESTATE - Continued
    7,000 City Developments, Ltd............ $      24,367
   17,029 Commonwealth Property Office Fund.        14,181
    1,453 Daito Trust Construction Co., Ltd.        40,997
   15,960 Deutsche Office Trust.............        12,944
    1,200 Drott AB..........................        21,068
      300 Gecina SA.........................        41,391
    2,258 Great Portland Estates, PLC.......         9,410
    3,837 Hammerson, PLC....................        41,035
   17,000 Hang Lung Properties, Ltd.........        21,021
   11,000 Henderson Land Development........        44,205
    9,000 Hopewell Holdings.................        13,157
    9,000 Hysan Development Co., Ltd........        12,868
    2,250 IMMOFINANZ Immobilien Anlagen AG +        16,953
   19,514 Investa Property Group............        27,414
      400 Klepierre.........................        22,891
    7,119 Land Securities Group, PLC........       117,696
    6,689 Lend Lease Corp., Ltd.............        50,860
    3,400 Liberty International, PLC........        38,411
   13,700 Macquarie Goodman Industrial Trust        15,675
    9,364 Mirvac Group......................        29,633
   13,750 Mitsubishi Estate Co., Ltd........       122,791
   10,000 Mitsui Fudosan Co., Ltd...........        87,203
    2,111 Pioneer Corp......................        53,973
    2,000 Singapore Land, Ltd...............         4,549
   22,000 Sino Land Co......................        11,476
    5,786 Slough Estates, PLC...............        41,950
   15,898 Stockland Trust Group.............        58,714
    5,000 Sumitomo Realty & Development.....        38,990
   19,395 Sun Hung Kai Properties, Ltd......       156,134
      589 Unibail SA........................        52,292
    5,000 United OverSeas Land, Ltd.........         5,425
    1,368 Vallehermoso SA...................        19,301
                                             -------------
                                                 1,609,637
                                             -------------
          REAL ESTATE INVESTMENT
          TRUSTS - 0.08%
   32,109 General Property Trust............        67,663
        2 Japan Real Estate Investment Corp.        12,199
        2 Nippon Building Fund, Inc.........        12,583
                                             -------------
                                                    92,445
                                             -------------

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          REGISTERED INVESTMENT
          COMPANIES - 0.07%
      700 Corio NV......................... $     24,926
      600 Rodamco Europe NV................       32,760
      300 Wereldhave NV....................       21,236
                                            ------------
                                                  78,922
                                            ------------
          RETAIL - 3.24%
    6,000 7-Eleven, Inc. (JPY).............      173,675
      976 Altana AG........................       59,227
      700 Aoyama Trading Co., Ltd..........       13,391
    8,434 Carrefour SA.....................      454,835
    3,947 Citizen Watch Co., Ltd...........       32,040
   16,676 Coles Myer, Ltd..................       89,845
    7,697 Compagnie Financiere Richemont AG      190,748
    3,477 Daimaru, Inc.....................       18,383
      460 Douglas Holding AG...............       12,815
      330 Duty Free Shops..................        5,836
    2,300 Enterprise Inns, PLC.............       37,055
      856 FamilyMart Co., Ltd..............       18,525
      900 Fast Retailing Co., Ltd..........       53,089
      220 Folli-Follie SA..................        5,437
    3,000 Grafton Group, PLC +.............       19,256
   14,814 Great Universal Stores, PLC......      193,189
    3,120 Hankyu Department Stores, Inc....       20,569
    7,341 Harvey Norman Holdings, Ltd......       15,204
    1,600 Hoya Corp........................      140,255
    2,294 Isetan Co., Ltd..................       23,838
    5,367 Ito-Yokado Co., Ltd..............      178,385
   22,258 J. Sainsbury, PLC................      115,091
      400 Jeronimo Martins +...............        4,223
    3,515 Jusco Co., Ltd...................      113,620
      573 KarstadtQuelle AG................       15,131
   33,847 Kingfisher, PLC..................      160,733
    1,062 Kokuyo Co., Ltd..................       11,452
    9,062 Koninklijke Ahold NV. +..........       65,450
    1,270 Koninklijke Vendex KBB NV........       16,486
      800 Lawson, Inc......................       28,928
    4,596 Marui Co., Ltd...................       56,445
      200 Matsumotokiyoshi Co., Ltd........        8,675
    2,269 Metro AG.........................       97,320
   10,169 Mitchells & Butlers, PLC +.......       40,804
    6,000 Mitsukoshi, Ltd. +...............       22,079
    8,000 Mycal Corp. +/(3)/...............            1
    4,411 Next, PLC........................       84,700

- -----------------------------------------------------------------------------

                                                              November 30, 2003

38

 NUMBER                                   MARKET
OF SHARES                                 VALUE
- ---------------------------------------------------
          RETAIL - Continued
      350 Ostasiatiske Kompagni....... $     13,374
    1,033 Pinault-Printemps-Redoute SA      101,378
   16,697 Safeway, PLC................       80,657
      400 Saizeriya Co., Ltd..........        3,780
    1,541 Sega Enterprises, Ltd. +....       14,226
      300 Shimamura Co................       18,655
   23,832 Signet Group, PLC...........       41,350
    1,100 Skylark Co..................       16,372
      469 Societe BIC SA..............       20,870
      500 Suzuken Co., Ltd............       13,491
      762 Swatch Group AG.............       17,615
      465 Swatch Group AG, Class B....       53,387
    4,000 Takashimaya Co..............       27,540
  106,688 Tesco, PLC..................      457,035
    2,295 UNY Co., Ltd................       22,360
    1,907 Warehouse Group, Ltd........        6,465
    6,863 Westfield Holdings..........       71,715
   29,989 Westfield Trust.............       74,488
    4,114 Whitbread, PLC..............       51,118
   15,365 Woolworths, Ltd.............      126,175
    1,000 Yamada Denki Co.............       29,676
    3,513 Yamazaki Baking Co..........       26,945
                                       ------------
                                          3,885,407
                                       ------------
          SEMICONDUCTORS - 0.87%
   14,208 ARM Holdings, PLC +.........       29,362
    2,500 ASM Pacific Technology......        9,789
    6,938 ASML Holding NV +...........      131,184
   13,000 Chartered Semiconductor
           Manufacturing, Ltd. +......       12,143
   23,448 Fujitsu, Ltd. +.............      129,107
    8,000 Furukawa Electric, Co., Ltd.       26,663
    6,684 Infineon Technologies AG +..       95,027
    1,508 Rohm Co., Ltd...............      176,391
    8,629 STMicroelectronics NV.......      238,939
    3,000 Sumitomo Bakelite...........       18,929
    2,200 Tokyo Electron, Ltd.........      155,687
      138 Unaxis Holding AG...........       19,023
                                       ------------
                                          1,042,244
                                       ------------
          TELECOMMUNICATIONS - 5.88%
   18,030 Alcatel SA +................      235,567
    2,000 Anritsu Corp. +.............       13,660
  128,184 BT Group, PLC...............      383,556

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   37,410 Cable & Wireless, PLC............. $     85,364
    4,000 Datacraft Asia, Ltd. +............        4,640
    2,000 Elisa Oyj, Class A +..............       27,474
   16,127 France Telecom SA +...............      415,990
    3,495 Hellenic Telecommunications
           Organization SA..................       41,931
    1,082 Intracom SA.......................        6,932
   25,774 Koninklijke (Royal) KPN NV +......      202,232
      319 Mobistar SA +.....................       16,687
   70,722 Nokia Oyj.........................    1,275,276
      259 NTT DoCoMo, Inc...................      558,134
   47,657 PCCW, Ltd. +......................       31,920
   14,257 Portugal Telecom, SGPS SA.........      134,273
   96,000 Singapore Telecommunications, Ltd.       99,695
    5,000 Smartone Telecom..................        4,862
    1,700 Tandberg ASA +....................       12,341
    1,770 TDC A/S...........................       59,358
    1,475 Tele2 AB, Class B +...............       75,343
   29,575 Telecom Corp. of New Zealand, Ltd.       98,380
  217,000 Telefonaktiebolaget LM Ericsson,
           Class B +........................      350,788
   10,200 Telenor ASA.......................       61,483
   25,068 Telia.............................      111,605
   33,354 Telstra Corp., Ltd................      119,076
   55,970 TIM SpA...........................      288,074
    2,195 Tower, Ltd. +.....................        1,769
1,009,487 Vodafone Group, PLC...............    2,320,880
    2,273 Vodafone-Panafon SA...............       16,744
                                             ------------
                                                7,054,034
                                             ------------
          TEXTILE - PRODUCTS - 0.19%
    5,461 Kuraray Co., Ltd..................       40,690
   17,000 Marubeni Corp.....................       27,941
    6,042 Mitsubishi Rayon Co., Ltd.........       21,406
    3,532 Nisshinbo Industries, Inc.........       17,448
   10,277 Teijin, Ltd.......................       27,965
    8,000 Texwinca Holdings, Ltd............        5,874
   17,992 Toray Industries, Inc.............       69,987
    7,876 Toyobo Co.........................       15,390
                                             ------------
                                                  226,701
                                             ------------
          TOBACCO - 0.61%
    4,442 Altadis SA........................      118,683
   23,666 British American Tobacco, PLC.....      297,318

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ---------------------------------------------------------------
          TOBACCO - Continued
   10,736 Imperial Tobacco Group, PLC............. $    196,908
       10 Japan Tobacco, Inc......................       67,114
      260 Papastratos.............................        5,621
    4,799 Swedish Match AB........................       43,240
                                                   ------------
                                                        728,884
                                                   ------------
          UTILITIES - COMMUNICATION - 2.11%
   31,095 Deutsche Telekom AG +...................      516,691
       77 Nippon Telegraph and
           Telephone Corp.........................      369,128
      402 Swisscom AG.............................      120,950
  134,194 Telecom Italia SpA +....................      388,813
   94,239 Telecom Italia SpA RNC +................      180,336
   69,731 Telefonica SA...........................      903,526
    2,781 Telekom Austria AG +....................       32,297
    2,305 TPI.....................................       12,251
                                                   ------------
                                                      2,523,992
                                                   ------------
          UTILITIES - ELECTRIC - 2.26%
      534 ACS Actividades Co......................       23,070
    3,537 Aggreko, PLC............................        8,497
    3,916 Alstom +................................        8,081
    9,200 Chubu Electric Power Co., Inc...........      184,395
   27,000 CLP Holdings, Ltd.......................      131,457
    4,012 Contact Energy, Ltd.....................       13,962
      454 Electrabel..............................      133,448
   13,300 Endesa SA...............................      218,606
   31,606 Enel SpA................................      202,110
   21,500 Hong Kong Electric Holdings, Ltd........       86,402
   11,291 Iberdrola SA............................      194,932
   15,540 International Power, PLC +..............       30,375
    9,900 Kansai Electric Power Co., Inc..........      165,791
    5,600 Kyushu Electric Power Co., Inc..........       92,145
   45,268 National Grid Transco, PLC..............      306,376
       65 Oesterreichisch Elektrizitatswirtschafts
           AG, Class A............................        6,640
    9,073 Origin Energy, Ltd......................       30,683
    1,600 Public Power Corp.......................       36,357
    5,449 RWE AG, Class A.........................      175,857
   27,449 Scottish Power, PLC.....................      169,940
    5,916 Tohoku Electric Power Co., Inc..........       94,103
   17,000 Tokyo Electric Power Co., Inc...........      352,372
    2,753 Union Electric Fenosa SA................       45,151
                                                   ------------
                                                      2,710,750
                                                   ------------

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             39

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          UTILITIES - GAS,
          DISTRIBUTION - 0.27%
   62,572 Centrica, PLC................... $    203,932
   51,400 Hong Kong & China Gas Co., Ltd..       76,798
   12,234 Snam Rete Gas SpA...............       48,143
                                           ------------
                                                328,873
                                           ------------
          WATER SERVICES - 0.69%
      786 Aguas de Barcelona..............       11,174
    5,464 Kelda Group, PLC................       42,415
    1,410 Kurita Water Industries, Ltd....       15,682
    4,782 Severn Trent, PLC...............       59,500
    7,500 Suez Lyonnaise des Eaux SA +....           90
   11,847 Suez SA.........................      205,384
    7,732 United Utilities, PLC...........       65,846
    4,695 United Utilities, PLC, Class A +       24,196
    3,792 Vivendi Environnement...........       89,306
   13,395 Vivendi Universal SA +..........      307,753
                                           ------------
                                                821,346
                                           ------------
          TOTAL COMMON STOCK
          (Cost $103,416,443).............  100,370,873
                                           ------------
          PREFERRED STOCK - 0.40%
          AUTOMOTIVE - 0.10%
      109 Porsche AG 0.64%:...............       56,369
    1,780 Volkswagen AG 4.72%:............       58,600
                                           ------------
                                                114,969
                                           ------------
          CHEMICAL - 0.05%
      825 Henkel KGaA:....................       61,298
                                           ------------
          HOSPITAL SUPPLIES - 0.02%
      363 Fresenius Medical Care AG 2.88%:       16,724
                                           ------------
          HOUSEHOLD PRODUCTS - 0.02%
      292 Wella AG 0.95%:.................       24,169
                                           ------------
          LEISURE AND TOURISM - 0.01%
    1,014 ProSiebenSat.1 Media AG 2.54%:..       16,606
                                           ------------
          MACHINERY - 0.02%
       77 Schindler Holding AG 1.95% +:...       17,591
                                           ------------
          MULTIMEDIA - 0.17%
   29,062 News Corp., Ltd. 0.74%:.........      204,981
                                           ------------

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          PAPER/FOREST PRODUCTS - 0.00%
    4,131 Fletcher Challenge Forest, Ltd. +:...... $       3,435
                                                   -------------
          UTILITIES - ELECTRIC - 0.01%
      542 RWE AG 4.58%:...........................        16,029
                                                   -------------
          TOTAL PREFERRED STOCK
          (Cost $439,929).........................       475,802
                                                   -------------
          WARRANTS - 0.00%
          REAL ESTATE - 0.00%
      900 Hopewell Highway Infrastructure, Ltd. +:           174
                                                   -------------
          UTILITIES - ELECTRIC - 0.00%
    3,916 Alstom +:...............................         1,409
                                                   -------------
          TOTAL WARRANTS
          (Cost $0)...............................         1,583
                                                   -------------
          RIGHTS - 0.03%
          COMMERCIAL SERVICES - 0.02%
   15,864 ABB, Ltd. +:............................        19,780
                                                   -------------
          FINANCIAL SERVICES - 0.00%
   19,635 AMP, Ltd. +/(3)/:.......................         1,166
                                                   -------------
          FOODS - 0.01%
    9,062 Ahold Finance USA, Inc. +:..............         8,480
                                                   -------------
          UTILITIES - ELECTRIC - 0.00%
    3,916 Alstom +:...............................         2,114
                                                   -------------
          WATER SERVICES - 0.00%
      786 Aguas de Barcelona +:...................            95
                                                   -------------
          TOTAL RIGHTS
          (Cost $37,806)..........................        31,635
                                                   -------------

                                                      MARKET
 PAR VALUE                                            VALUE
- ----------------------------------------------------------------
            CORPORATE BONDS - 0.03%
            CONGLOMERATES - 0.01%
$     8,000 TUI AG:
              2.13% due 6/17/04................... $       9,528
                                                   -------------
            OIL AND GAS - 0.02%
            Transco Holdings PLC:
      5,000   7.00% due 12/16/24..................         9,673
      5,000   4.46% due 12/14/09..................         8,618
      5,000   4.19% due 12/14/22..................        10,043
                                                   -------------
                                                          28,334
                                                   -------------
            TOTAL CORPORATE BONDS
            (Cost $28,670)........................        37,862
                                                   -------------
            SHORT-TERM INVESTMENTS - 0.39%
            COLLECTIVE INVESTMENT POOL - 0.00%
        100 Securities Lending Quality Trust/(2)/.           100
                                                   -------------
            U.S. TREASURY BILLS - 0.39%
            United States Treasury Bills:
     60,000   0.90% due 12/11/03 @................        59,985
    400,000   0.89% due 1/15/04 @.................       399,555
     10,000   0.86% due 12/4/03 @.................         9,999
                                                   -------------
                                                         469,539
                                                   -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $469,639).......................       469,639
                                                   -------------
            REPURCHASE AGREEMENT - 14.47%
 17,349,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of
             $17,350,345 and collateralized by
             Federal National Mtg. Assoc. Notes,
             bearing interest at 1.50%, due
             10/1/04 and having an approximate
             value of $17,874,377 (Cost
             $17,349,000) @.......................    17,349,000
                                                   -------------
            TOTAL INVESTMENTS
            (Cost $121,741,487) - 99.04%.......... $ 118,736,394
            Other assets and liabilities,
             net - 0.96%..........................     1,151,648
                                                   -------------
            NET ASSETS - 100%..................... $ 119,888,042
                                                   -------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

40

  + Non-income producing
  @ The security or a portion thereof represents collateral for open futures contracts.
  ADR - American Depository Receipt
 /(1) /The security or a portion thereof is out on loan (see Note 2). /(2)/ The security is purchased with the cash collateral received from securities loaned.
 /(3)/ Fair valued security (see Note 2).

OPEN FUTURES CONTRACTS

- ----------------------------------------------------------------------------------
                                                        Value as of   Unrealized
Number of                       Expiration    Value at  November 30, Appreciation/
Contracts     Description          Date      Trade Date     2003     Depreciation
- ----------------------------------------------------------------------------------
2 Long    CAC40 10 Euro Index  December 2003 $   76,326  $   82,368    $  6,042
2 Long    Hang Seng Index      December 2003    151,543     158,856       7,313
200 Long  MSCI Singapore Index December 2003     94,199      97,912       3,713
5 Long    ENI SPA Share Index  December 2003    365,391     369,737       4,346
200 Long  Amsterdam Index      December 2003     79,597      79,801         204
271 Long  MSCI Pan Euro Index  December 2003  4,983,073   5,044,884      61,811
8 Long    SPI 200 Index        December 2003    466,185     461,973      (4,212)
1 Long    MIB30 Index          December 2003    155,846     161,989       6,143
2 Long    FTSE 100 Index       December 2003    148,367     149,681       1,314
1 Long    DAX Index            December 2003    107,521     112,376       4,855
18 Long   TOPIX Index          December 2003  1,678,117   1,648,454     (29,663)
3 Long    NIKKEI 225 Index     December 2003    159,664     152,475      (7,189)
                                                                       --------
                                                                       $ 54,677
                                                                       --------

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

   INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             41

      PAR                                           MARKET
     VALUE                                          VALUE
- -------------------------------------------------------------
                 CORPORATE BONDS - 1.96%
                 COLOMBIA - 0.34%
      US$500,000 Bavaria SA,
                   8.88% due 11/1/10*........... $    501,250
                                                 ------------
                 UNITED STATES - 0.94%
(Yen)150,000,000 Citigroup Global Markets, Inc.,
                   0.80% due 10/30/08...........    1,370,110
                                                 ------------
                 ITALY - 0.68%
    US$1,000,000 Telecom Italia Capital,
                   5.25% due 11/15/13*..........      994,462
                                                 ------------
                 TOTAL CORPORATE BONDS
                 (Cost $2,865,546)..............    2,865,822
                                                 ------------
                 GOVERNMENT BONDS - 92.60%
                 AUSTRIA - 0.49%
   (Euro)610,000 Republic of Austria,
                   4.65% due 1/15/18............      723,774
                                                 ------------
                 BELGIUM - 1.58%
                 Kingdom of Belgium:
   (Euro)250,000   5.50% due 3/28/28............      317,503
 (Euro)1,700,000   4.25% due 9/28/13............    1,999,250
                                                 ------------
                                                    2,316,753
                                                 ------------
                 BRAZIL - 7.86%
                 Brazil Federative Republic:
    US$1,550,000   14.50% due 10/15/09..........    1,957,650
      US$700,000   12.25% due 3/6/30............      801,500
      US$300,000   12.00% due 4/15/10...........      345,750
    US$2,100,000   11.00% due 1/11/12...........    2,341,500
    US$1,000,000   11.00% due 8/17/40...........    1,023,000
    US$1,450,000   10.25% due 6/17/13...........    1,560,925
   US$ 3,078,525   8.00% due 4/15/14............    2,963,080
      US$600,000   2.19% due 4/15/12 /(2)/......      528,000
                                                 ------------
                                                   11,521,405
                                                 ------------
                 BULGARIA - 0.65%
                 National Republic of Bulgaria:
      US$100,000   8.25% due 1/15/15............      116,500
      US$855,000   1.94% due 7/28/11 /(2)/......      837,900
                                                 ------------
                                                      954,400
                                                 ------------

      PAR                                       MARKET
     VALUE                                      VALUE
- ----------------------------------------------------------
                CANADA - 1.48%
    C$2,600,000 Government of Canada,
                  6.00% due 6/1/11.......... $   2,172,235
                                             -------------
                CHILE - 0.35%
     US$450,000 Republic of Chile,
                  6.88% due 4/28/09.........       506,430
                                             -------------
                COLOMBIA - 1.27%
                Republic of Colombia:
     US$750,000   11.75% due 2/25/20........       864,375
     US$900,000   10.75% due 1/15/13........       990,000
                                             -------------
                                                 1,854,375
                                             -------------
                DENMARK - 1.44%
                Kingdom of Denmark:
    DK1,250,000   7.00% due 11/10/24........       251,852
   DK10,500,000   6.00% due 11/15/09........     1,860,219
                                             -------------
                                                 2,112,071
                                             -------------
                ECUADOR - 0.84%
                Republic of Ecuador:
   US 1,000,000   7.00% due 8/15/30 */(1)/..       700,000
      US750,000   7.00% due 8/15/30 /(1)/...       525,000
                                             -------------
                                                 1,225,000
                                             -------------
                FINLAND - 0.38%
                Republic of Finland:
  (Euro)254,563   7.25% due 4/18/06.........       333,204
  (Euro)168,187   6.00% due 4/25/08.........       218,963
                                             -------------
                                                   552,167
                                             -------------
                FRANCE - 5.08%
                Government of France:
(Euro)1,000,000   5.50% due 4/25/10.........     1,295,660
  (Euro)855,347   5.50% due 4/25/29.........     1,093,562
(Euro)4,055,000   5.00% due 1/12/06.........     5,062,106
                                             -------------
                                                 7,451,328
                                             -------------
                GERMANY - 2.79%
(Euro)3,180,000 Federal Republic of Germany,
                  6.25% due 4/26/06.........     4,088,587
                                             -------------

      PAR                                      MARKET
     VALUE                                     VALUE
- --------------------------------------------------------
                 GREECE - 4.45%
                 Republic of Greece:
 (Euro)3,220,000   8.60% due 3/26/08....... $  4,606,122
   (Euro)216,837   6.50% due 10/22/19......      302,638
 (Euro)1,216,837   6.00% due 5/19/10.......    1,610,619
                                            ------------
                                               6,519,379
                                            ------------
                 ITALY - 6.87%
                 Republic of Italy:
   (Euro)532,912   9.00% due 11/1/23.......      962,790
 (Euro)2,000,000   7.75% due 11/1/06.......    2,690,773
 (Euro)1,974,684   6.75% due 2/1/07........    2,602,983
 (Euro)3,110,000   4.75% due 2/1/13........    3,811,727
                                            ------------
                                              10,068,273
                                            ------------
                 JAPAN - 15.28%
                 Government of Japan:
(Yen)300,000,000   5.00% due 9/21/09.......    3,406,243
(Yen)670,000,000   3.30% due 6/20/06.......    6,601,747
(Yen)269,000,000   2.70% due 3/20/07.......    2,643,787
(Yen)206,000,000   1.80% due 6/21/10.......    1,995,197
(Yen)565,000,000   1.10% due 6/20/05.......    5,242,967
(Yen)127,000,000   1.10% due 3/21/11.......    1,168,352
(Yen)185,000,000   1.10% due 3/20/33.......    1,328,118
                                            ------------
                                              22,386,411
                                            ------------
                 MEXICO - 6.76%
                 United Mexican States:
    US$2,000,000   9.88% due 2/1/10........    2,506,000
    US$2,450,000   8.13% due 12/30/19......    2,701,125
    US$3,250,000   7.50% due 1/14/12.......    3,607,500
   US$ 1,065,000   6.63% due 3/3/15........    1,091,625
                                            ------------
                                               9,906,250
                                            ------------
                 NEW ZEALAND - 0.22%
      NZ$500,000 Government of New Zealand,
                  6.50% due 2/15/05........      323,057
                                            ------------
                 PANAMA - 0.48%
                 Republic of Panama:
      US$350,000   9.63% due 2/8/11........      398,125
      US$300,000   8.88% due 9/30/27.......      312,000
                                            ------------
                                                 710,125
                                            ------------

- ------------------------------------------------------------------------------

  INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS (Unaudited) -
                                  CONTINUED


                                                              November 30, 2003

42

      PAR                                     MARKET
     VALUE                                    VALUE
- -------------------------------------------------------
                PERU - 0.88%
                Republic of Peru:
     US$120,000   9.88% due 2/6/15........ $    138,900
     US$690,000   9.13% due 2/21/12.......      765,900
     US$423,000   5.00% due 3/7/17........      389,160
                                           ------------
                                              1,293,960
                                           ------------
                PHILIPPINES - 1.33%
                Republic of Philippines:
     US$250,000   10.63% due 3/16/25......      256,875
     US$200,000   9.88% due 1/15/19.......      198,000
  US$ 1,500,000   9.00% due 2/15/13.......    1,500,000
                                           ------------
                                              1,954,875
                                           ------------
                RUSSIA - 7.17%
                Russian Federation:
   US$2,450,000   8.25% due 3/31/10.......    2,722,195
   US$1,650,000   3.00% due 5/14/08.......    1,461,311
   US$6,750,000   5.00% due 3/31/30 /(1)/.    6,324,075
                                           ------------
                                             10,507,581
                                           ------------
                SOUTH AFRICA - 0.51%
     US$655,000 Republic of South Africa,
                 7.38% due 4/25/12........      740,150
                                           ------------
                SPAIN - 1.96%
(Euro)2,106,012 Kingdom of Spain,
                 6.00% due 1/31/29........    2,878,145
                                           ------------
                SWEDEN - 3.48%
   SK35,500,000 Kingdom of Sweden,
                 6.50% due 5/5/08.........    5,106,036
                                           ------------
                TURKEY - 2.01%
                Republic of Turkey:
  US$ 1,325,000   11.75% due 6/15/10......    1,629,750
  US$ 1,100,000   11.00% due 1/14/13......    1,309,000
                                           ------------
                                              2,938,750
                                           ------------

       PAR                                         MARKET
      VALUE                                        VALUE
- ------------------------------------------------------------
                  UNITED KINGDOM - 2.87%
                  Government of United Kingdom:
  (Pounds)100,000   8.00% due 6/7/21........... $    232,046
  (Pounds)985,250   5.75% due 12/7/09..........    1,764,786
(Pounds)1,050,000   5.00% due 3/7/08...........    1,816,393
  (Pounds)250,000   4.25% due 6/7/32...........      389,206
                                                ------------
                                                   4,202,431
                                                ------------
                  UNITED STATES - 12.61%
    US$ 2,000,000 Federal Farm Credit Bks.,
                   5.55% due 3/26/08...........    2,165,116
                  Federal Home Loan Bank:
     US$1,000,000   6.80% due 11/21/16.........    1,178,739
     US$4,400,000   2.88% due 9/15/06..........    4,414,454
         US$4,642 Federal National Mtg. Assoc.,
                   6.50% due 3/1/17............        4,898
                  United States Treasury Bonds:
     US$2,270,000   8.00% due 11/15/21.........    3,042,066
     US$1,000,000   6.38% due 8/15/27..........    1,153,164
                  United States Treasury Notes:
     US$3,775,000   5.88% due 11/15/05.........    4,055,471
     US$1,790,000   5.00% due 2/15/11..........    1,909,706
       US$535,000   4.88% due 2/15/12..........      563,297
                                                ------------
                                                  18,486,911
                                                ------------
                  VENEZUELA - 1.51%
                  Republic of Venezuela:
       US$625,000   9.25% due 9/15/27..........      518,750
     US$1,821,426   1.88% due 12/18/07 /(2)/...    1,698,480
                                                ------------
                                                   2,217,230
                                                ------------
                  TOTAL GOVERNMENT BONDS
                  (Cost $124,040,280)..........  135,718,089
                                                ------------
                  SUPRANATIONAL - 2.51%
  (Euro)2,000,000 European Investment Bank,
                    4.00% due 1/15/07              2,436,212
  (Euro)1,000,000 Federal Home Loan Mtg. Corp.,
                   5.13% due 1/15/12...........    1,244,389
                                                ------------
                  TOTAL SUPRANATIONAL
                  (Cost $2,666,759)............    3,680,601
                                                ------------

  NUMBER                                               MARKET
 OF RIGHTS                                             VALUE
- ----------------------------------------------------------------
            RIGHTS - 0.0%+
    500,000 United Mexican States /(3)/............ $      1,250
    500,000 United Mexican States /(3)/............          750
    500,000 United Mexican States /(3)/............          300
                                                    ------------
            TOTAL RIGHTS
            (Cost $0)..............................        2,300
                                                    ------------
    PAR
   VALUE
- ------------
            REPURCHASE AGREEMENTS - 0.99%
$   182,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of $182,014
             and collateralized by Federal National
             Mtg. Assoc. Notes, bearing interest at
             3.00%, due 6/15/04 and having an
             approximate value of $189,246.........      182,000
  1,265,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of $1,265,098
             and collateralized by Federal National
             Mtg. Assoc. Notes, bearing interest at
             1.50%, due 10/1/04 and having an
             approximate value of $1,304,333.......    1,265,000
                                                    ------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost $1,447,000)......................    1,447,000
                                                    ------------
            TOTAL INVESTMENTS
            (Cost $131,019,585) - 98.06%...........  143,713,812
            Other assets and liabilities,
             net - 1.94%...........................    2,842,159
                                                    ------------
            NET ASSETS - 100%...................... $146,555,971
                                                    ------------

- -----------------------------------------------------------------------------

  INTERNATIONAL GOVERNMENT BOND FUND - SCHEDULE OF INVESTMENTS (Unaudited) -
                                  CONTINUED


November 30, 2003

                                                                             43

  +Non-income producing
  *Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $2,195,712 representing 1.50% of net assets.
  /(1)/Security is a "step up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
  /(2)/Security is a "floating rate" bond where the coupon rate fluctuates. The rate reflected is as of November 30, 2003. /(3)/Fair valued security (see Note 2).

OPEN FORWARD CURRENCY CONTRACTS

                                        Gross
 Contract to   In Exchange  Delivery  Unrealized
   Deliver         For        Date   Appreciation
- -------------------------------------------------
SK 29,750,000 US$ 3,935,706  2/6/04     $5,911
                                        ------

Currency Legend

C$ Canadian Dollar
DK Danish Krone
(Euro)Euro Dollar
(Yen)Japanese Yen
NZ$New Zealand Dollar
SK Swedish Krona
(Pounds)United Kingdom Pound
US$United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

       INTERNATIONAL GROWTH I FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

44

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          COMMON STOCK - 99.04%
          ADVERTISING - 1.76%
      263 Dentsu, Inc...................... $  1,116,696
   72,530 Publicis Groupe SA/(1)/..........    2,292,921
  352,867 WPP Group, PLC...................    3,384,830
                                            ------------
                                               6,794,447
                                            ------------
          AIRLINES - 0.74%
   61,100 Ryanair Holdings, PLC ADR +/(1)/.    2,861,924
                                            ------------
          APPAREL & PRODUCTS - 0.54%
   13,150 Puma AG Rudolf Dassier Sport.....    2,074,638
                                            ------------
          AUTOMOTIVE - 4.91%
  121,100 Denso Corp.......................    2,261,329
  789,000 Nissan Motor Co., Ltd./(1)/......    9,020,025
   20,000 NOK Corp.........................      734,146
   51,000 Renault SA.......................    3,392,833
  122,460 Volvo AB, Class B................    3,545,450
                                            ------------
                                              18,953,783
                                            ------------
          BANKS - 14.14%
  224,345 Alliance & Leicester, PLC........    3,407,655
   45,590 Alpha Bank AE....................    1,202,231
  176,557 Anglo Irish Bank Corp., PLC......    2,393,614
  177,000 Banco Popolare Di Verona e Novara    2,922,015
  371,000 Bank of Yokohama, Ltd............    1,571,876
  112,940 Commerzbank AG/(1)/..............    2,186,966
  276,853 Credit Agricole SA...............    6,045,210
   32,690 Depfa Bank, PLC/(1)/.............    3,753,337
   33,886 Erste Bank Der Oesterreichischen
           Sparkassen AG...................    3,874,396
   63,299 ForeningsSparbanken AB...........    1,094,544
  132,780 HBOS, PLC........................    1,669,268
  383,420 HSBC Holdings, PLC...............    5,817,298
    5,590 Julius Baer Holding, Ltd.........    1,779,276
   87,430 OTP Bank Rt. +...................    1,072,142
  114,300 Societe Generale, Class A/(1)/...    9,160,379
      560 Sumitomo Mitsui Financial
           Group, Inc./(1)/................    2,735,698
   60,679 UBS AG...........................    3,912,121
                                            ------------
                                              54,598,026
                                            ------------

 NUMBER                                      MARKET
OF SHARES                                    VALUE
- ------------------------------------------------------
          BROADCASTING - 0.99%
  329,760 British Sky Broadcasting Group,
           PLC +......................... $  3,827,617
                                          ------------
          BUILDING MATERIALS - 0.85%
  175,219 CRH, PLC.......................    3,279,416
                                          ------------
          CHEMICAL - 1.14%
   25,240 BASF AG........................    1,249,423
   83,735 Clariant AG +..................    1,183,476
5,946,000 Sinopec Shanghai
           Petrochemical Co., Ltd........    1,952,961
                                          ------------
                                             4,385,860
                                          ------------
          COMMERCIAL SERVICES - 1.57%
  315,172 ABB, Ltd. +....................    1,547,486
1,247,360 Hays, PLC......................    2,728,137
   36,660 Linde AG/(1)/..................    1,774,707
                                          ------------
                                             6,050,330
                                          ------------
          CONGLOMERATES - 5.15%
   68,245 LVMH Moet Hennessy Louis
           Vuitton SA/(1)/...............    4,703,830
  648,000 Mitsubishi Corp................    5,946,583
  126,190 Siemens AG.....................    9,213,988
                                          ------------
                                            19,864,401
                                          ------------
          DRUGS - 6.59%
   79,330 AstraZeneca, PLC...............    3,605,350
   87,000 Chugai Pharmaceutical Co., Ltd.    1,175,729
   10,240 Gedeon Richter, Ltd............    1,092,506
  281,730 GlaxoSmithKline, PLC...........    6,360,722
   69,871 Roche Holdings AG-Genusschein..    6,303,947
   28,271 Sanofi-Synthelabo SA...........    1,916,375
   82,512 Teva Pharmaceutical
           Industries, Ltd. ADR..........    4,970,185
                                          ------------
                                            25,424,814
                                          ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 9.71%
   55,000 Canon, Inc.....................    2,541,204
  109,068 Comverse Technology, Inc. +....    2,097,378
   83,200 Fanuc, Ltd./(1)/...............    4,892,553
   46,000 JSR Corp.......................      997,580
   17,800 Keyence Corp...................    3,999,982

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
  143,024 Koninklijke Philips Electronics NV.. $  4,064,742
   49,890 LG Electronics, Inc.................    2,469,494
   31,500 Murata Manufacturing Co., Ltd.......    1,780,441
  334,000 NEC Corp./(1)/......................    2,421,550
   69,500 Nitto Denko Corp....................    3,509,428
   12,680 Samsung Electronics Co., Ltd........    4,905,120
  253,000 Sharp Corp./(1)/....................    3,786,395
                                               ------------
                                                 37,465,867
                                               ------------
          FINANCE COMPANIES - 0.58%
   63,173 Kookmin Bank........................    2,233,562
                                               ------------
          FINANCIAL SERVICES - 9.08%
  210,400 3I Group, PLC.......................    2,206,651
  777,176 Abbey National, PLC.................    7,143,777
  256,230 Credit Suisse First Boston USA, Inc.    8,512,888
   82,270 Deutsche Boerse AG/(1)/.............    4,146,531
  333,980 ING Groep NV........................    7,160,375
  128,505 Man Group, PLC......................    3,158,018
   37,100 ORIX Corp...........................    2,720,294
                                               ------------
                                                 35,048,534
                                               ------------
          FOODS - 1.12%
   27,630 Groupe Danone/(1)/..................    4,309,382
                                               ------------
          FREIGHT - 1.15%
      233 AP Moller - Maersk A/S ADR..........    1,671,692
  210,540 Exel, PLC...........................    2,761,055
                                               ------------
                                                  4,432,747
                                               ------------
          HOUSEHOLD PRODUCTS - 1.54%
  271,749 Reckitt Benckiser, PLC..............    5,938,820
                                               ------------
          HUMAN RESOURCES - 1.34%
   83,335 Adecco SA...........................    5,175,967
                                               ------------
          INFORMATION PROCESSING -
          SERVICES - 2.14%
  294,909 T-Online International AG +.........    3,686,774
  299,896 Wanadoo +/(1)/......................    2,306,319
      173 Yahoo Japan Corp. +/(1)/............    2,274,757
                                               ------------
                                                  8,267,850
                                               ------------

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             45

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- -----------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - 1.78%
   34,010 SAP AG........................ $  5,231,008
   65,000 Trend Micro, Inc. +/(1)/......    1,644,067
                                         ------------
                                            6,875,075
                                         ------------
          INSURANCE - 3.62%
  308,081 AXA...........................    5,925,011
   15,183 Munchener Ruckversicherungs AG    1,727,405
  344,430 Skandia Forsakrings AB........    1,163,769
   28,411 Swiss Life Holding +/(1)/.....    5,170,637
                                         ------------
                                           13,986,822
                                         ------------
          LEISURE AND TOURISM - 1.18%
  108,861 Accor SA/(1)/.................    4,571,209
                                         ------------
          MACHINERY - 0.69%
   74,960 Atlas Copco AB, Series A......    2,681,754
                                         ------------
          MEDICAL TECHNOLOGY - 0.37%
  186,360 Smith & Nephew PLC............    1,432,995
                                         ------------
          METALS - 0.86%
  259,790 BHP Billiton, Ltd.............    2,120,191
   76,561 China Steel Corp. GDR +*......    1,213,492
                                         ------------
                                            3,333,683
                                         ------------
          MISCELLANEOUS - 0.38%
  124,500 Konica Corp...................    1,473,333
                                         ------------
          OIL AND GAS - 4.20%
  905,590 BP, PLC.......................    6,327,917
  728,000 CNOOC, Ltd....................    1,500,306
   41,598 E. ON AG......................    2,360,610
5,465,000 PetroChina Co., Ltd./(1)/.....    2,023,748
   87,170 YUKOS ADR/(1)/................    4,009,820
                                         ------------
                                           16,222,401
                                         ------------
          OPTICAL INSTRUMENTS &
          LENSES - 0.32%
   21,330 Alcon, Inc....................    1,240,766
                                         ------------

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          PUBLISHING - 0.56%
  248,970 United Business Media, PLC....... $  2,149,176
                                            ------------
          RAILROADS & EQUIPMENT - 0.56%
  465,000 Tokyu Corp./(1)/.................    2,161,211
                                            ------------
          REAL ESTATE - 1.70%
  246,000 Cheung Kong Holdings, Ltd........    1,940,750
  204,000 Mitsui Fudosan Co., Ltd./(1)/....    1,778,935
   48,300 Pioneer Corp.....................    1,234,899
  198,000 Sun Hung Kai Properties, Ltd.....    1,593,946
                                            ------------
                                               6,548,530
                                            ------------
          RETAIL - 5.08%
   80,360 Compagnie Financiere Richemont AG    1,991,497
   26,100 Fast Retailing Co., Ltd..........    1,539,570
   54,500 Hoya Corp./(1)/..................    4,777,428
  279,200 Marui Co., Ltd./(1)/.............    3,428,973
  102,653 Metro AG/(1)/....................    4,402,896
  120,300 Next, PLC........................    2,309,995
  272,850 Tesco, PLC.......................    1,168,847
                                            ------------
                                              19,619,206
                                            ------------
          SEMICONDUCTORS - 0.80%
   43,800 Tokyo Electron, Ltd..............    3,099,575
                                            ------------
          TELECOMMUNICATIONS - 9.31%
  226,812 Alcatel SA +/(1)/................    2,963,362
   95,220 America Movil SA de CV ADR.......    2,441,441
  159,490 France Telecom SA +/(1)/.........    4,113,985
      384 KDDI Corp........................    2,002,137
2,097,749 mmO2, PLC +......................    2,718,508
   25,768 Mobile Telesystems ADR/(1)/......    2,125,860
  315,740 MTN Group, Ltd. +................    1,290,752
  190,160 Nokia Corp. ADR..................    3,419,077
      651 NTT DoCoMo, Inc..................    1,402,876
   66,558 STMicroelectronics NV (NY).......    1,854,971
   48,728 Tele2 AB, Class B +/(1)/.........    2,489,021
  816,430 Telefonaktiebolaget LM Ericsson,
           Class B +.......................    1,319,789
3,390,832 Vodafone Group, PLC..............    7,795,754
                                            ------------
                                              35,937,533
                                            ------------

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          UTILITIES - COMMUNICATION - 1.91%
  270,151 Deutsche Telekom AG +............ $  4,488,974
  223,580 Telefonica SA....................    2,896,993
                                            ------------
                                               7,385,967
                                            ------------
          UTILITIES - ELECTRIC - 0.68%
1,618,000 Huaneng Power International, Inc.    2,396,651
   10,280 Public Power Corp................      233,595
                                            ------------
                                               2,630,246
                                            ------------
          TOTAL COMMON STOCK
          (Cost $329,009,095)..............  382,337,467
                                            ------------
          PREFERRED STOCK - 0.50%
          AUTOMOTIVE - 0.50%
    3,710 Porsche AG 0.64%.................    1,918,635
                                            ------------
          TOTAL PREFERRED STOCK
          (Cost $1,664,443)................    1,918,635
                                            ------------
          RIGHTS - 0.10%
          COMMERCIAL SERVICES - 0.10%
  315,172 ABB, Ltd. +/(1)/.................      392,973
                                            ------------
          TOTAL RIGHTS
          (Cost $351,449)..................      392,973
                                            ------------

- ------------------------------------------------------------------------------

                                                              November 30, 2003

46

    PAR                                                 MARKET
   VALUE                                                VALUE
- ------------------------------------------------------------------
            SHORT-TERM INVESTMENTS - 18.00%
            COLLECTIVE INVESTMENT POOL
$69,476,745 Securities Lending Quality Trust/(2)/
            (Cost $69,476,745)...................... $ 69,476,745
                                                     ------------
            REPURCHASE AGREEMENT - 0.43%
  1,656,000 Agreement with State Street Bank & Trust
             Co., bearing interest at 0.93%, dated
             11/28/03, to be repurchased 12/1/03
             in the amount of $1,656,128 and
             collateralized by Federal Home Loan
             Bank Notes, bearing interest at
             3.70%, due 7/28/09 and having an
             approximate value of $1,691,500
             (Cost $1,656,000)......................    1,656,000
                                                     ------------
            TOTAL INVESTMENTS
            (Cost $402,157,732) - 118.07%...........  455,781,820
            Other assets and liabilities,
             net - (18.07)%.........................  (69,745,840)
                                                     ------------
            NET ASSETS - 100%....................... $386,035,980
                                                     ------------

  +  Non-income producing
  * Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $1,213,492 representing 0.31% of net assets.
  ADR - American Depository Receipt
  GDR - Global Depository Receipt
  /(1)/ The security or a portion thereof is out on loan (see Note 2). /(2)/ The security is purchased with the cash collateral received from securities loaned.

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

          LARGE CAP GROWTH FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             47


 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          COMMON STOCK - 97.76%
          AEROSPACE/DEFENSE - 1.97%
   49,400 Northrop Grumman Corp............... $  4,575,922
   54,400 United Technologies Corp............    4,662,080
                                               ------------
                                                  9,238,002
                                               ------------
          AIRLINES - 1.48%
  385,400 Southwest Airlines Co...............    6,929,492
                                               ------------
          APPAREL & PRODUCTS - 1.76%
  207,600 Coach, Inc. +.......................    8,270,784
                                               ------------
          BANKS - 1.19%
   73,875 Bank of America Corp................    5,572,391
                                               ------------
          BEVERAGES - 2.83%
  202,600 Coca-Cola Bottling Co...............    9,420,900
   80,030 PepsiCo, Inc........................    3,851,044
                                               ------------
                                                 13,271,944
                                               ------------
          BUILDING MATERIALS - 1.03%
  177,900 Masco Corp..........................    4,838,880
                                               ------------
          COMMERCIAL SERVICES - 0.97%
  118,600 Paychex, Inc........................    4,562,542
                                               ------------
          CONGLOMERATES - 4.10%
   64,100 3M Co...............................    5,066,464
  407,500 General Electric Co.................   11,683,025
  108,600 Tyco International, Ltd.............    2,492,370
                                               ------------
                                                 19,241,859
                                               ------------
          DRUGS - 6.86%
  100,000 Abbott Laboratories.................    4,420,000
  202,600 Bristol-Myers Squibb Co.............    5,338,510
   49,400 Merck & Co., Inc....................    2,005,640
  466,823 Pfizer, Inc.........................   15,661,911
   79,100 Teva Pharmaceutical Industries, Ltd.
           ADR/(1)/...........................    4,764,660
                                               ------------
                                                 32,190,721
                                               ------------
          FINANCE COMPANIES - 1.76%
  138,300 Capital One Financial Corp./(1)/....    8,259,276
                                               ------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          FINANCIAL SERVICES - 7.99%
  111,200 American Express Co.................. $  5,082,952
  301,659 Citigroup, Inc.......................   14,190,039
   54,400 Goldman Sachs Group, Inc.............    5,226,752
  118,600 Merrill Lynch & Co., Inc.............    6,730,550
  113,600 Morgan Stanley.......................    6,279,808
                                                ------------
                                                  37,510,101
                                                ------------
          FREIGHT - 2.37%
   88,900 FedEx Corp...........................    6,463,030
   64,200 United Parcel Service, Inc., Class B.    4,671,834
                                                ------------
                                                  11,134,864
                                                ------------
          HEALTHCARE - 0.91%
   59,300 Anthem, Inc. +.......................    4,276,716
                                                ------------
          HOSPITAL SUPPLIES - 2.93%
   69,200 Boston Scientific Corp. +............    2,483,588
  108,200 Johnson & Johnson....................    5,333,178
   93,900 St. Jude Medical, Inc. +.............    5,947,626
                                                ------------
                                                  13,764,392
                                                ------------
          HOUSEHOLD PRODUCTS - 2.89%
   69,200 Avon Products, Inc...................    4,740,200
   69,200 Estee Lauder Cos., Inc., Class A.....    2,629,600
   64,300 Procter & Gamble Co..................    6,188,232
                                                ------------
                                                  13,558,032
                                                ------------
          INFORMATION PROCESSING -
          HARDWARE - 4.27%
  255,125 Dell, Inc. +.........................    8,801,813
  168,000 Hewlett-Packard Co...................    3,643,920
   84,000 International Business Machines Corp.    7,605,360
                                                ------------
                                                  20,051,093
                                                ------------
          INFORMATION PROCESSING -
          SERVICES - 4.17%
   98,800 eBay, Inc. +.........................    5,517,980
  444,800 EMC Corp. +..........................    6,111,552
  138,400 Symantec Corp. +.....................    4,543,672
   79,100 Yahoo!, Inc. +.......................    3,399,718
                                                ------------
                                                  19,572,922
                                                ------------

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - 5.74%
  395,400 BEA Systems, Inc. +................ $  5,021,580
  582,900 Microsoft Corp.....................   14,980,530
  182,900 VERITAS Software Corp. +...........    6,954,041
                                              ------------
                                                26,956,151
                                              ------------
          INSURANCE - 2.27%
    3,810 Berkshire Hathaway, Inc., Class B +   10,671,810
                                              ------------
          LEISURE AND TOURISM - 3.35%
  148,300 Applebee's International, Inc......    5,740,693
  138,400 Carnival Corp......................    4,870,296
  200,000 McDonald's Corp....................    5,126,000
                                              ------------
                                                15,736,989
                                              ------------
          MACHINERY - 2.06%
   79,100 Cooper Industries, Ltd., Class A...    4,243,715
   89,000 Deere & Co.........................    5,449,470
                                              ------------
                                                 9,693,185
                                              ------------
          MEDICAL - BIOMEDICAL/GENE - 2.39%
  123,044 Amgen, Inc. +......................    7,076,261
   89,000 Genzyme Corp. +....................    4,159,860
                                              ------------
                                                11,236,121
                                              ------------
          MEDICAL TECHNOLOGY - 1.02%
   89,000 Chiron Corp. +.....................    4,772,180
                                              ------------
          METALS - 1.19%
  170,000 Alcoa, Inc.........................    5,577,700
                                              ------------
          MULTIMEDIA - 2.07%
  131,304 Viacom, Inc., Class B..............    5,162,873
  197,700 Walt Disney Co.....................    4,564,893
                                              ------------
                                                 9,727,766
                                              ------------
          OIL AND GAS - 2.94%
   64,300 Apache Corp........................    4,616,740
  182,900 Exxon Mobil Corp...................    6,615,493
   69,200 Smith International, Inc. +........    2,597,768
                                              ------------
                                                13,830,001
                                              ------------
          RETAIL - 8.07%
   89,000 Amazon.Com, Inc. +.................    4,811,340
   60,000 Bed Bath & Beyond, Inc. +..........    2,534,400
  173,000 Home Depot, Inc....................    6,359,480
  118,600 Target Corp........................    4,592,192
  168,000 Tiffany & Co.......................    7,618,800
  215,000 Wal-Mart Stores, Inc...............   11,962,600
                                              ------------
                                                37,878,812
                                              ------------

- ------------------------------------------------------------------------------

                                                              November 30, 2003

48

 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
- ---------------------------------------------------------------------------
           SEMICONDUCTORS - 9.42%
   444,800 Applied Materials, Inc. +......................... $ 10,808,640
   454,698 Intel Corp........................................   15,200,554
   108,700 Maxim Integrated Products, Inc....................    5,661,096
   138,400 QLogic Corp. +....................................    7,865,272
   158,200 Texas Instruments, Inc............................    4,708,032
                                                              ------------
                                                                44,243,594
                                                              ------------
           TELECOMMUNICATIONS - 7.76%
   760,800 Cisco Systems, Inc. +.............................   17,239,728
   375,400 Nextel Communications, Inc.,
            Class A +........................................    9,508,882
   257,000 Nokia Corp. ADR...................................    4,620,860
   217,200 Vodafone Group, PLC ADR...........................    5,071,620
                                                              ------------
                                                                36,441,090
                                                              ------------
           TOTAL COMMON STOCK
           (Cost $406,034,695)...............................  459,009,410
                                                              ------------
   PAR
  VALUE
- -----------
           SHORT-TERM INVESTMENTS - 2.02%
           COLLECTIVE INVESTMENT POOL
$9,462,015 Securities Lending Quality Trust/(2)/
           (Cost $9,462,015).................................    9,462,015
                                                              ------------
           REPURCHASE AGREEMENT - 0.53%
 2,492,000 State Street Bank Joint Repurchase
            Agreement (see Note 2)
            (Cost $2,492,000)................................    2,492,000
                                                              ------------
           TOTAL INVESTMENTS
           (Cost $417,988,710) - 100.31%.....................  470,963,425
           Other assets and liabilities,
            net - (0.31)%....................................   (1,436,772)
                                                              ------------
           NET ASSETS - 100%................................. $469,526,653
                                                              ------------
           +Non-income producing
           ADR - American Depository Receipt
           /(1)/The security or a portion thereof is out
                on loan (see Note 2).
           /(2)/The security is purchased with the
                cash collateral received from securities
                loaned.

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

           MID CAP INDEX FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             49


  NUMBER                                                   MARKET
 OF SHARES                                                 VALUE
- ----------------------------------------------------------------------
             COMMON STOCK - 96.16%
             ADVERTISING - 0.29%
      76,200 Catalina Marketing Corp. +............... $     1,411,986
     126,600 Harte-Hanks, Inc.........................       2,725,698
                                                       ---------------
                                                             4,137,684
                                                       ---------------
             AEROSPACE/DEFENSE - 0.68%
     137,500 L-3 Communications
              Holdings, Inc. +/(1)/...................       6,469,375
      14,900 Sequa Corp., Class A +...................         711,475
     114,500 Titan Corp. +............................       2,444,575
                                                       ---------------
                                                             9,625,425
                                                       ---------------
             AIRLINES - 0.45%
      38,000 Alaska Air Group, Inc. +/(1)/............       1,092,880
     144,600 JetBlue Airways Corp. +/(1)/.............       5,272,116
                                                       ---------------
                                                             6,364,996
                                                       ---------------
             APPAREL & PRODUCTS - 2.22%
     139,200 Abercrombie and Fitch Co.,
              Class A +...............................       4,085,520
     101,400 American Eagle Outfitters, Inc. +/(1)/...       1,870,830
     123,200 Chicos FAS, Inc. +.......................       4,728,416
     259,100 Coach, Inc. +............................      10,322,544
      97,100 Payless ShoeSource, Inc. +/(1)/..........       1,250,648
     109,200 Ross Stores, Inc.........................       5,981,976
      50,800 Timberland Co., Class A +................       2,744,216
      76,800 Unifi, Inc. +............................         393,984
                                                       ---------------
                                                            31,378,134
                                                       ---------------
             APPLIANCES/FURNISHINGS - 0.74%
      79,500 Furniture Brands International, Inc./(1)/       2,090,850
     103,900 Herman Miller, Inc.......................       2,706,595
      82,600 HON Industries, Inc......................       3,509,674
      51,100 Lancaster Colony Corp....................       2,133,425
                                                       ---------------
                                                            10,440,544
                                                       ---------------
             AUTOMOTIVE - 2.17%
      97,700 ArvinMeritor, Inc........................       1,941,299
      38,600 Borg-Warner, Inc.........................       3,049,400
      43,700 Carlisle Cos., Inc.......................       2,571,745
     147,600 Carmax, Inc. +...........................       4,860,468
      61,900 Donaldson Co., Inc.......................       3,623,007
      95,800 Lear Corp. +.............................       5,665,612
      48,700 Modine Manufacturing Co..................       1,242,337

  NUMBER                                              MARKET
 OF SHARES                                            VALUE
- -----------------------------------------------------------------
             AUTOMOTIVE - Continued
     109,200 SPX Corp. +......................... $     5,929,560
      38,000 Superior Industries
              International, Inc./(1)/...........       1,690,240
                                                  ---------------
                                                       30,573,668
                                                  ---------------
             AUTO - REPLACEMENT PARTS - 0.24%
      76,900 O'Reilly Automotive, Inc. +.........       3,346,688
                                                  ---------------
             BANKS - 6.61%
     104,900 Associated Banc-Corp................       4,416,290
      83,700 Bank of Hawaii Corp.................       3,460,995
     229,800 Banknorth Group, Inc................       7,530,546
      69,100 City National Corp..................       4,371,266
     177,300 Colonial BancGroup, Inc.............       2,962,683
     106,800 Commerce Bancorp, Inc./(1)/.........       5,519,424
     179,200 Compass Bancshares, Inc.............       7,008,512
     110,600 First American Corp., Class A.......       3,273,760
     120,500 FirstMerit Corp.....................       3,264,345
      74,200 Greater Bay Bancorp/(1)/............       1,929,200
     222,600 Hibernia Corp., Class A.............       5,086,410
     170,600 M&T Bank Corp. @....................      16,014,222
     113,300 Mercantile Bankshares Corp..........       5,036,185
     291,700 National Commerce
              Financial Corp.....................       8,161,766
      69,600 Provident Financial Group, Inc./(1)/       2,154,816
      49,300 Silicon Valley Bancshares +/(1)/....       1,810,789
     102,000 TCF Financial Corp..................       5,379,480
      46,700 Westamerica Bancorp.................       2,465,760
      94,000 Wilmington Trust Corp...............       3,308,800
                                                  ---------------
                                                       93,155,249
                                                  ---------------
             BANKS - REGIONAL - 0.21%
      73,400 Cullen/Frost Bankers, Inc...........       2,949,212
                                                  ---------------
             BEVERAGES - 0.59%
     149,000 Constellation Brands, Inc.,
              Class A +..........................       5,141,990
     205,400 Pepsiamericas, Inc..................       3,222,726
                                                  ---------------
                                                        8,364,716
                                                  ---------------
             BROADCASTING - 0.68%
      77,500 Emmis Communications Corp.,
              Class A +/(1)/.....................       1,756,150
      73,200 Entercom Communications Corp. +.....       3,381,840

  NUMBER                                                  MARKET
 OF SHARES                                                VALUE
- ---------------------------------------------------------------------
             BROADCASTING - Continued
     144,300 Westwood One, Inc. +.................... $     4,380,948
                                                      ---------------
                                                            9,518,938
                                                      ---------------
             BUILDING MATERIALS - 0.93%
     108,200 Fastenal Co./(1)/.......................       5,375,376
      69,800 Martin Marietta Materials, Inc./(1)/....       2,971,386
     164,800 RPM International, Inc..................       2,493,424
      56,700 York International Corp.................       2,265,165
                                                      ---------------
                                                           13,105,351
                                                      ---------------
             CHEMICAL - 1.87%
     104,700 Airgas, Inc.............................       2,029,086
      58,800 Albemarle Corp./(1)/....................       1,664,040
      88,000 Cabot Corp..............................       2,560,800
      35,100 Cabot Microelectronics Corp. +/(1)/.....       1,863,459
     158,600 Crompton Corp...........................         959,530
      55,700 Cytec Industries, Inc. +................       2,019,125
      58,100 Ferro Corp./(1)/........................       1,318,870
      50,300 FMC Corp. +.............................       1,505,982
      73,400 Lubrizol Corp...........................       2,211,542
     247,900 Lyondell Chemical Co./(1)/..............       3,678,836
      28,700 Minerals Technologies, Inc./(1)/........       1,534,015
      83,300 Olin Corp...............................       1,516,893
      72,000 Valspar Corp............................       3,474,000
                                                      ---------------
                                                           26,336,178
                                                      ---------------
             COAL - 0.33%
      75,000 Arch Coal, Inc..........................       1,986,750
      77,200 Peabody Energy Corp.....................       2,601,640
                                                      ---------------
                                                            4,588,390
                                                      ---------------
             COMMERCIAL SERVICES - 1.10%
      68,300 Dycom Industries, Inc. +................       1,731,405
      60,600 Plexus Corp. +..........................       1,075,650
     166,300 Quanta Services, Inc. +/(1)/............       1,272,195
     117,100 Rent-A-Center, Inc. +...................       3,804,579
      64,400 Rollins, Inc./(1)/......................       1,434,832
      87,800 Sotheby's Holdings, Inc., Class A +/(1)/       1,018,480
     109,700 United Rentals, Inc. +..................       2,031,644
     126,100 Viad Corp...............................       3,100,799
                                                      ---------------
                                                           15,469,584
                                                      ---------------

- ------------------------------------------------------------------------------

                                                              November 30, 2003

50

  NUMBER                                                 MARKET
 OF SHARES                                               VALUE
- --------------------------------------------------------------------
             CONGLOMERATES - 0.12%
      65,900 Trinity Industries, Inc./(1)/.......... $     1,710,105
                                                     ---------------
             DRUGS - 2.84%
      95,200 Barr Laboratories, Inc. +..............       7,857,808
     279,100 IVAX Corp. +...........................       5,986,695
     382,650 Mylan Laboratories, Inc. @.............       9,688,698
      99,800 Perrigo Co./(1)/.......................       1,505,982
      48,200 Pharmaceutical Resources, Inc. +.......       3,498,356
     120,800 Sepracor, Inc. +/(1)/..................       2,993,424
     169,700 Sicor, Inc. +..........................       4,690,508
     118,500 Valeant Pharmaceuticals
              International/(1)/....................       2,833,335
     109,800 Vertex Pharmaceuticals, Inc. +/(1)/....         959,652
                                                     ---------------
                                                          40,014,458
                                                     ---------------
             ELECTRONICS/ELECTRICAL
             EQUIPMENT - 3.12%
      47,200 Ametek, Inc............................       2,232,560
     143,700 Arrow Electronics, Inc. +..............       3,359,706
     170,400 Avnet, Inc. +..........................       3,634,632
      84,400 Commscope, Inc. +......................       1,347,024
     120,500 Energizer Holdings, Inc. +.............       4,565,745
     109,000 Gentex Corp./(1)/......................       4,593,260
      53,500 Hawaiian Electric Industries, Inc./(1)/       2,465,815
      84,700 Hubbell, Inc., Class B.................       3,726,800
     123,200 Kemet Corp. +..........................       1,626,240
      55,200 Newport Corp. +/(1)/...................         940,056
     141,000 Polycom, Inc. +........................       2,794,620
      70,200 Silicon Laboratories, Inc. +...........       3,444,714
      56,400 Teleflex, Inc..........................       2,580,864
      48,500 Varian, Inc. +.........................       1,967,160
     227,700 Vishay Intertechnology, Inc. +/(1)/....       4,783,977
                                                     ---------------
                                                          44,063,173
                                                     ---------------
             FERTILIZERS - 0.08%
     164,200 IMC Global, Inc........................       1,193,734
                                                     ---------------
             FINANCIAL SERVICES - 4.42%
     113,400 A.G. Edwards, Inc......................       4,166,316
      99,300 American Financial Group, Inc./(1)/....       2,434,836
     222,900 AmeriCredit Corp. +/(1)/...............       2,998,005
     516,700 E*TRADE Group, Inc. +..................       5,595,861
      98,600 Eaton Vance Corp./(1)/.................       3,584,110
      79,200 IndyMac Bancorp, Inc...................       2,344,320

  NUMBER                                                 MARKET
 OF SHARES                                               VALUE
- --------------------------------------------------------------------
             FINANCIAL SERVICES - Continued
      67,500 Investment Technology
              Group, Inc. +......................... $     1,194,750
      93,000 Investors Financial Services Corp./(1)/       3,429,840
      84,900 LaBranche & Co., Inc./(1)/.............         702,123
      93,800 Legg Mason, Inc........................       7,476,798
     278,450 New York Community
              Bancorp, Inc..........................      10,817,783
      69,300 Raymond James Financial, Inc...........       2,561,328
     416,500 Sovereign Bancorp, Inc.................       9,437,890
     118,000 Waddell & Reed Financial, Inc.,
              Class A/(1)/..........................       2,606,620
      65,100 Webster Financial Corp.................       2,984,835
                                                     ---------------
                                                          62,335,415
                                                     ---------------
             FOODS - 2.21%
     220,800 Dean Foods Co. +.......................       7,244,448
     197,300 Hormel Foods Corp......................       5,289,613
      63,900 Interstate Bakeries Corp...............       1,006,425
      66,900 Sensient Technologies Corp.............       1,261,065
     155,600 Smithfield Foods, Inc. +...............       3,648,820
      71,300 Smucker, J.M. Co.......................       3,274,809
      73,900 Tootsie Roll Industries, Inc...........       2,597,585
     499,700 Tyson Foods, Inc., Class A.............       6,820,905
                                                     ---------------
                                                          31,143,670
                                                     ---------------
             FREIGHT - 1.88%
      59,100 Alexander & Baldwin, Inc...............       1,859,286
     120,600 CH Robinson Worldwide, Inc.............       4,743,198
      70,700 CNF, Inc...............................       2,362,794
      67,300 EGL, Inc. +............................       1,236,301
     149,300 Expeditors International of
              Washington, Inc.......................       5,828,672
      70,000 GATX Corp./(1)/........................       1,701,000
     112,900 JB Hunt Transport Services, Inc. +.....       2,953,464
      49,600 Overseas Shipholding Group, Inc./(1)/..       1,396,240
     119,000 Swift Transportation Co., Inc. +.......       2,370,480
     113,975 Werner Enterprises, Inc................       2,068,646
                                                     ---------------
                                                          26,520,081
                                                     ---------------
             GAS & PIPELINE UTILITIES - 0.29%
     118,100 Questar Corp...........................       4,029,572
                                                     ---------------

  NUMBER                                             MARKET
 OF SHARES                                           VALUE
- ----------------------------------------------------------------
             HEALTHCARE - 4.20%
     131,200 AdvancePCS +....................... $     7,302,592
     131,100 Apogent Technologies, Inc. +.......       3,032,343
      78,000 Apria Healthcare Group, Inc. +/(1)/       2,114,580
     140,500 Community Health
              Systems, Inc. +/(1)/..............       3,804,740
      87,800 Covance, Inc. +....................       2,294,214
     112,700 Dentsply International, Inc........       5,074,881
      88,300 Edwards Lifesciences Corp. +/(1)/..       2,659,596
     135,300 First Health Group Corp. +.........       2,773,650
     140,500 Lincare Holdings, Inc. +...........       4,191,115
     144,500 Omnicare, Inc......................       5,768,440
     118,300 Oxford Health Plans, Inc. +/(1)/...       5,183,906
      97,200 Patterson Dental Co. +/(1)/........       6,619,320
      98,800 Steris Corp. +.....................       2,285,244
      82,600 Universal Health Services, Inc.,
              Class B...........................       4,441,402
      68,500 VISX, Inc. +/(1)/..................       1,676,880
                                                 ---------------
                                                      59,222,903
                                                 ---------------
             HEAVY DUTY TRUCKS/PARTS - 0.15%
      27,700 Bandag, Inc........................       1,128,775
      68,400 Federal Signal Corp................       1,036,260
                                                 ---------------
                                                       2,165,035
                                                 ---------------
             HOME BUILDERS - 2.05%
     221,700 DR Horton, Inc.....................       9,688,290
      42,700 Hovnanian Enterprises, Inc.,
              Class A +/(1)/....................       3,939,075
     112,400 Lennar Corp........................      11,003,960
     104,200 Toll Brothers, Inc. +..............       4,314,922
                                                 ---------------
                                                      28,946,247
                                                 ---------------
             HOSPITAL MANAGEMENT - 0.38%
      55,300 LifePoint Hospitals, Inc. +/(1)/...       1,651,258
     107,300 Triad Hospitals, Inc. +............       3,712,580
                                                 ---------------
                                                       5,363,838
                                                 ---------------
             HOSPITAL SUPPLIES - 1.45%
      86,900 Beckman Coulter, Inc...............       4,444,935
      62,000 Henry Schein, Inc. +...............       4,171,980
      88,100 Hillenbrand Industries, Inc........       5,056,940
      97,400 Varian Medical Systems, Inc. +.....       6,721,574
                                                 ---------------
                                                      20,395,429
                                                 ---------------

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             51

  NUMBER                                             MARKET
 OF SHARES                                           VALUE
- ----------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 0.61%
      57,500 Church & Dwight Co., Inc........... $     2,329,325
     136,800 Dial Corp..........................       3,540,384
      45,100 Scotts Co., Class A +/(1)/.........       2,682,999
                                                 ---------------
                                                       8,552,708
                                                 ---------------
             HUMAN RESOURCES - 0.60%
      50,800 Kelly Services, Inc., Class A/(1)/.       1,446,784
      53,700 Korn/Ferry International +/(1)/....         538,611
     110,800 Manpower, Inc......................       5,200,952
     145,400 MPS Group, Inc. +..................       1,337,680
                                                 ---------------
                                                       8,524,027
                                                 ---------------
             INFORMATION PROCESSING -
             HARDWARE - 1.87%
      66,100 Avocent Corp. +....................       2,530,969
     103,400 Diebold, Inc.......................       5,485,370
      50,700 Imation Corp./(1)/.................       1,721,265
     252,400 Quantum Corp. +/(1)/...............         797,584
     110,900 Sandisk Corp. +/(1)/...............       8,967,374
     156,200 Storage Technology Corp. +.........       3,936,240
      80,800 Tech Data Corp. +..................       2,976,672
                                                 ---------------
                                                      26,415,474
                                                 ---------------
             INFORMATION PROCESSING -
             SERVICES - 5.40%
     525,200 3Com Corp. +.......................       3,928,496
     189,500 Affiliated Computer Services, Inc.,
              Class A + @.......................       9,501,530
     170,900 BISYS Group, Inc. +................       2,549,828
     387,100 Cadence Design Systems, Inc. +.....       6,476,183
     211,300 Ceridian Corp. +...................       4,485,899
      94,400 Certegy, Inc.......................       3,266,240
     113,000 CheckFree Corp. +/(1)/.............       3,121,060
      74,600 CSG Systems International, Inc. +..         864,614
     164,900 DST Systems, Inc. +................       6,154,068
     105,300 Dun & Bradstreet Corp. +...........       5,080,725
      68,700 Fair Issac & Co., Inc..............       3,789,492
     181,300 Gartner, Inc., Class A +/(1)/......       2,342,396
      70,900 Internet Security Systems, Inc. +..       1,203,173
     125,300 Jack Henry & Associates, Inc./(1)/.       2,596,216
      89,300 Macromedia, Inc. +.................       1,831,543
     163,300 Mcdata Corp., Class A +/(1)/.......       1,737,512

  NUMBER                                               MARKET
 OF SHARES                                             VALUE
- ------------------------------------------------------------------
             INFORMATION PROCESSING -
             SERVICES - Continued
      98,200 Mentor Graphics Corp. +/(1)/......... $     1,438,630
      73,600 National Instruments Corp./(1)/......       3,331,872
     228,800 Networks Associates, Inc. +..........       3,063,632
      97,100 Reynolds and Reynolds Co.,
              Class A.............................       2,693,554
     221,500 Synopsys, Inc. +.....................       6,636,140
                                                   ---------------
                                                        76,092,803
                                                   ---------------
             INFORMATION PROCESSING -
             SOFTWARE - 1.54%
     121,700 Acxiom Corp. +.......................       2,021,437
      46,300 Advent Software, Inc. +/(1)/.........         810,713
      82,900 Ascential Software Corp. +...........       2,097,370
     122,600 ChoicePoint, Inc. +..................       4,689,450
      90,900 Keane, Inc. +/(1)/...................       1,281,690
      76,900 Retek, Inc. +/(1)/...................         798,222
      83,700 RSA Security, Inc. +/(1)/............       1,230,390
     149,600 SEI Investments Co...................       4,196,280
     135,200 Sybase, Inc. +.......................       2,771,600
      50,800 Transaction Systems Architects, Inc.,
              Class A +...........................         999,744
     120,000 Wind River Systems, Inc. +...........         781,200
                                                   ---------------
                                                        21,678,096
                                                   ---------------
             INSURANCE - 6.62%
      75,700 Allmerica Financial Corp. +..........       2,070,395
      55,700 AmerUs Group Co./(1)/................       2,002,415
     129,100 Arthur J. Gallagher & Co.............       4,040,830
     114,800 Astoria Financial Corp...............       4,291,224
      97,500 Brown & Brown, Inc./(1)/.............       3,066,375
      85,300 Coventry Health Care, Inc. +.........       5,109,470
      79,100 Everest Reinsurance Group, Ltd.......       6,501,229
     209,600 Fidelity National Financial, Inc.....       7,405,168
     195,900 GreenPoint Financial Corp............       6,656,682
      90,800 HCC Insurance Holdings, Inc..........       2,824,788
     165,800 Health Net, Inc. +...................       5,421,660
      61,000 Horace Mann Educators Corp...........         824,110
     101,000 Leucadia National Corp...............       4,292,500
      66,900 Mony Group, Inc./(1)/................       2,108,688
      86,900 Ohio Casualty Corp. +/(1)/...........       1,478,169
     172,300 Old Republic International Corp......       6,385,438

  NUMBER                                             MARKET
 OF SHARES                                           VALUE
- ----------------------------------------------------------------
             INSURANCE - Continued
      59,000 PacifiCare Health Systems, Inc.,
              Class A +......................... $     3,841,490
     133,900 PMI Group, Inc.....................       4,985,097
      98,300 Protective Life Corp...............       3,229,155
     133,500 Radian Group, Inc./(1)/............       6,588,225
      41,500 StanCorp Financial Group, Inc......       2,596,240
      96,300 Unitrin, Inc.......................       3,643,029
     118,600 W.R. Berkley Corp..................       4,050,190
                                                 ---------------
                                                      93,412,567
                                                 ---------------
             LEISURE AND TOURISM - 3.39%
     125,700 Activision, Inc. +.................       1,923,210
      79,100 Applebee's International, Inc......       3,061,961
      49,500 Bob Evans Farms, Inc...............       1,527,570
      91,300 Boyd Gaming Corp...................       1,493,668
     138,500 Brinker International, Inc. +......       4,509,560
     107,800 Callaway Golf Co./(1)/.............       1,771,154
      69,400 CBRL Group, Inc....................       2,862,750
      73,400 Cheesecake Factory, Class A +/(1)/.       3,182,624
     135,300 Extended Stay America, Inc.........       2,002,440
      82,800 GTECH Holdings Corp................       4,120,128
      75,900 International Speedway Corp.,
              Class B...........................       3,262,182
      69,500 Macrovision Corp. +................       1,591,550
      84,600 Mandalay Resort Group..............       3,633,570
     106,800 Outback Steakhouse, Inc............       4,779,300
     430,600 Park Place Entertainment Corp. +...       4,504,076
      91,300 Ruby Tuesday, Inc..................       2,658,656
     132,100 Six Flags, Inc. +/(1)/.............         891,675
                                                 ---------------
                                                      47,776,074
                                                 ---------------
             MACHINERY - 1.84%
     107,200 AGCO Corp. +.......................       1,843,840
      78,800 Flowserve Corp. +..................       1,676,864
      65,300 Graco, Inc.........................       2,517,315
      59,200 Granite Construction, Inc./(1)/....       1,305,360
      79,100 Jacobs Engineering Group, Inc. +...       3,633,854
      50,500 Kennametal, Inc....................       1,941,220
      48,100 Nordson Corp.......................       1,563,731
      70,400 Pentair, Inc.......................       3,069,440
      75,500 Precision Castparts Corp...........       3,059,260
      26,300 Tecumseh Products Co., Class A/(1)/       1,082,508

- ------------------------------------------------------------------------------

                                                              November 30, 2003

52

  NUMBER                                            MARKET
 OF SHARES                                          VALUE
- ---------------------------------------------------------------
             MACHINERY - Continued
      67,300 Zebra Technologies Corp.,
              Class A +........................ $     4,278,261
                                                ---------------
                                                     25,971,653
                                                ---------------
             MEDICAL - BIOMEDICAL/GENE - 0.61%
     426,000 Millennium Pharmaceuticals, Inc. +       6,718,020
     133,600 Protein Design Labs, Inc. +/(1)/..       1,851,696
                                                ---------------
                                                      8,569,716
                                                ---------------
             MEDICAL TECHNOLOGY - 0.29%
      65,100 Charles River Laboratories
              International, Inc. +............       2,112,495
     156,400 Cytyc Corp. +.....................       2,015,996
                                                ---------------
                                                      4,128,491
                                                ---------------
             METALS - 0.22%
      31,900 Carpenter Technology Corp.........         854,920
      58,100 Harsco Corp.......................       2,304,246
                                                ---------------
                                                      3,159,166
                                                ---------------
             MISCELLANEOUS - 0.12%
      77,300 Brinks Co./(1)/...................       1,716,060
                                                ---------------
             MULTIMEDIA - 0.48%
     161,900 Belo Corp.........................       4,599,579
      33,300 Media General, Inc., Class A/(1)/.       2,227,437
                                                ---------------
                                                      6,827,016
                                                ---------------
             OIL AND GAS - 5.82%
      78,100 Cooper Cameron Corp. +............       3,390,321
     213,700 ENSCO International, Inc..........       5,406,610
      88,700 Equitable Resources, Inc..........       3,654,440
      94,100 FMC Technologies, Inc. +..........       2,002,448
      75,900 Forest Oil Corp. +................       1,901,295
     173,200 Grant Prideco, Inc. +.............       2,017,780
     103,900 Hanover Compressor Co. +/(1)/.....         989,128
      71,500 Helmerich & Payne, Inc./(1)/......       1,723,150
     131,000 Murphy Oil Corp...................       7,850,830
      80,500 Noble Energy, Inc.................       3,191,825
     135,000 ONEOK, Inc./(1)/..................       2,674,350
     115,400 Patterson-UTI Energy, Inc. +......       3,315,442
     168,000 Pioneer Natural Resources Co. +...       4,764,480
      90,600 Pogo Producing Co.................       3,945,630

  NUMBER                                           MARKET
 OF SHARES                                         VALUE
- --------------------------------------------------------------
             OIL AND GAS - Continued
     192,700 Pride International, Inc. +...... $     3,073,565
     142,700 Smith International, Inc. +......       5,356,958
      86,400 Tidewater, Inc...................       2,385,504
     163,100 Valero Energy Corp...............       7,029,610
     139,000 Varco International, Inc. +......       2,570,110
     187,200 Weatherford International, Ltd. +       6,136,416
      47,300 Western Gas Resources, Inc./(1)/.       2,095,390
     262,000 XTO Energy, Inc..................       6,623,360
                                               ---------------
                                                    82,098,642
                                               ---------------
             PAPER/FOREST PRODUCTS - 1.10%
      79,000 Bowater, Inc.....................       3,231,100
      62,400 Glatfelter.......................         747,552
      72,800 Longview Fibre Co./(1)/..........         798,616
     148,700 Packaging Corp. of America +.....       2,930,877
      40,900 Potlatch Corp./(1)/..............       1,319,025
      70,863 Rayonier, Inc....................       2,627,600
     138,100 Sonoco Products Co...............       2,955,340
      73,500 Wausau-Mosinee Paper Corp........         904,050
                                               ---------------
                                                    15,514,160
                                               ---------------
             POLLUTION CONTROL - 0.62%
     229,100 Republic Services, Inc., Class A.       5,830,595
      59,800 Stericycle, Inc. +...............       2,954,120
                                               ---------------
                                                     8,784,715
                                               ---------------
             PUBLISHING - 1.49%
      36,300 Banta Corp.......................       1,444,740
      63,500 Lee Enterprises, Inc.............       2,731,770
     141,100 Readers Digest Assoc., Inc.,
              Class A.........................       2,017,730
      56,000 Scholastic Corp. +/(1)/..........       1,858,080
      74,200 Valassis Communications, Inc. +..       2,018,240
      13,600 Washington Post Co., Class B @...      10,926,920
                                               ---------------
                                                    20,997,480
                                               ---------------
             REAL ESTATE INVESTMENT
             TRUSTS - 1.64%
     116,500 AMB Property Corp................       3,665,090
      75,700 Highwoods Properties, Inc........       1,857,678
      89,300 Hospitality Properties Trust.....       3,531,815
     113,000 Liberty Property Trust...........       4,274,790
      82,900 Mack-Cali Realty Corp............       3,307,710

  NUMBER                                             MARKET
 OF SHARES                                           VALUE
- ----------------------------------------------------------------
             REAL ESTATE INVESTMENT
             TRUSTS - Continued
     138,900 New Plan Excel Realty Trust, Inc... $     3,396,105
     171,200 United Dominion Realty Trust, Inc..       3,158,640
                                                 ---------------
                                                      23,191,828
                                                 ---------------
             RETAIL - 4.73%
     101,700 99 Cents Only Stores +/(1)/........       2,818,107
      92,200 Barnes & Noble, Inc. +.............       3,059,196
      98,900 BJ's Wholesale Club, Inc. +........       2,517,005
      65,500 Blyth, Inc.........................       1,968,275
     110,200 Borders Group, Inc. +..............       2,477,296
     118,000 CDW Corp...........................       7,050,500
      69,700 Claire's Stores, Inc...............       3,234,080
     128,000 Copart, Inc. +.....................       1,536,000
     163,100 Dollar Tree Stores, Inc. +.........       5,178,425
      83,100 Krispy Kreme Doughnuts, Inc. +/(1)/       3,437,847
      53,300 Longs Drug Stores Corp./(1)/.......       1,305,850
      95,000 Michaels Stores, Inc...............       4,488,750
      67,900 Neiman Marcus Group, Inc.,
              Class A +.........................       3,659,810
     201,800 PETsMART, Inc......................       4,875,488
     127,800 Pier 1 Imports, Inc................       3,258,900
      65,900 Ruddick Corp.......................       1,113,710
     203,700 Saks, Inc. +.......................       3,132,906
      84,700 Whole Foods Market, Inc. +.........       5,563,943
     165,900 Williams-Sonoma, Inc. +............       5,979,036
                                                 ---------------
                                                      66,655,124
                                                 ---------------
             SAVINGS & LOAN - 0.41%
      77,900 Independence Community
              Bank Corp.........................       2,880,742
      99,400 Washington Federal, Inc............       2,834,888
                                                 ---------------
                                                       5,715,630
                                                 ---------------
             SCHOOLS - 1.37%
     141,400 Career Education Corp. +...........       7,229,782
      62,400 Corinthian Colleges, Inc. +........       3,989,232
      99,700 DeVry, Inc. +/(1)/.................       2,730,783
      50,900 Education Management Corp. +/(1)/..       3,440,840
      61,500 Sylvan Learning Systems, Inc. +....       1,990,755
                                                 ---------------
                                                      19,381,392
                                                 ---------------

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             53

  NUMBER                                                MARKET
 OF SHARES                                              VALUE
- -------------------------------------------------------------------
             SEMICONDUCTORS - 4.01%
     668,600 Atmel Corp. +......................... $     4,499,678
      90,000 Credence Systems Corp. +..............       1,166,400
     104,600 Cree, Inc. +/(1)/.....................       1,921,502
     168,700 Cypress Semiconductor Corp. +/(1)/....       3,775,506
     167,300 Fairchild Semiconductor International,
              Inc., Class A +......................       4,349,800
      99,200 Integrated Circuit Systems, Inc. +....       2,951,200
     148,500 Integrated Device Technology,
              Inc. +...............................       2,799,225
      91,500 International Rectifier Corp. +.......       4,997,730
     197,100 Intersil Corp., Class A...............       5,205,411
     180,900 Lam Research Corp. +..................       5,788,800
     160,400 Lattice Semiconductor Corp. +/(1)/....       1,518,988
      70,600 LTX Corp. +/(1)/......................       1,177,608
     131,700 Micrel, Inc. +/(1)/...................       2,252,070
     292,200 Microchip Technology, Inc.............      10,051,680
     104,700 Semtech Corp. +.......................       2,544,210
     191,400 Triquint Semiconductor, Inc. +........       1,546,512
                                                    ---------------
                                                         56,546,320
                                                    ---------------
             TELECOMMUNICATIONS - 1.32%
      55,000 Adtran, Inc...........................       3,620,100
     122,200 Advanced Fibre Communications,
              Inc. +...............................       2,731,170
     348,300 Cincinnati Bell, Inc. +...............       1,988,793
      94,600 Harris Corp...........................       3,667,642
      62,500 Plantronics, Inc. +...................       1,915,000
      90,000 Powerwave Technologies, Inc. +/(1)/...         670,500
      77,300 Price Communications Corp. +..........         993,305
     262,800 RF Micro Devices, Inc. +/(1)/.........       3,061,620
                                                    ---------------
                                                         18,648,130
                                                    ---------------
             TEXTILE - PRODUCTS - 0.48%
      94,600 Mohawk Industries, Inc. +.............       6,818,768
                                                    ---------------
             THERAPEUTICS - 1.20%
     287,200 Gilead Sciences, Inc. + @.............      16,852,896
                                                    ---------------
             TOBACCO - 0.11%
      35,400 Universal Corp........................       1,512,288
                                                    ---------------
             UTILITIES - COMMUNICATION - 0.36%
      81,800 Telephone and Data Systems, Inc.......       5,128,860
                                                    ---------------

  NUMBER                                            MARKET
 OF SHARES                                          VALUE
- ---------------------------------------------------------------
             UTILITIES - ELECTRIC - 4.50%
     123,300 Allete, Inc....................... $     3,670,641
     157,400 Alliant Energy Corp./(1)/.........       3,848,430
      45,800 Black Hills Corp..................       1,477,508
     180,500 DPL, Inc./(1)/....................       3,490,870
     107,000 Duquesne Light Holdings, Inc./(1)/       1,847,890
     207,900 Energy East Corp..................       4,783,779
      98,700 Great Plains Energy, Inc./(1)/....       3,131,751
      54,500 Idacorp, Inc./(1)/................       1,602,300
     161,550 MDU Resources Group, Inc..........       3,825,504
     190,500 Northeast Utilities...............       3,800,475
      75,700 NStar.............................       3,607,105
     121,600 OGE Energy Corp...................       2,896,512
     243,700 Pepco Holdings, Inc./(1)/.........       4,474,332
      57,400 PNM Resources, Inc................       1,607,774
     134,100 Puget Energy, Inc.................       3,117,825
     158,100 Scana Corp........................       5,308,998
     167,100 Sierra Pacific Resources +/(1)/...       1,158,003
     103,000 Weststar Energy, Inc..............       2,045,580
     167,100 Wisconsin Energy Corp.............       5,464,170
      50,800 WPS Resources Corp./(1)/..........       2,250,440
                                                ---------------
                                                     63,409,887
                                                ---------------
             UTILITIES - GAS,
             DISTRIBUTION - 0.66%
      90,900 AGL Resources, Inc................       2,581,560
     121,100 National-Oilwell, Inc. +..........       2,329,964
     106,400 Vectren Corp......................       2,555,728
      69,300 WGL Holdings, Inc.................       1,852,389
                                                ---------------
                                                      9,319,641
                                                ---------------
             UTILITIES - GAS, PIPELINE - 0.26%
     278,200 Aquila, Inc. +/(1)/...............         995,956
     116,000 National Fuel Gas Co..............       2,679,600
                                                ---------------
                                                      3,675,556
                                                ---------------
             WATER SERVICES - 0.19%
      99,500 Philadelphia Suburban Corp./(1)/..       2,694,460
                                                ---------------
             TOTAL COMMON STOCK................
             (Cost $1,214,301,342).............   1,356,228,045
                                                ---------------

    PAR                                                MARKET
   VALUE                                               VALUE
- ------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 13.28%
             COLLECTIVE INVESTMENT POOL - 12.04%
$169,801,885 Securities Lending Quality Trust/(2)/ $  169,801,885
                                                   --------------
             COMMERCIAL PAPER - 1.06%
  10,000,000 Merck & Co., Inc.:
               1.00% due 12/2/03 @................      9,999,722
   5,000,000 UBS Finance, Inc.:
               1.04% due 12/1/03 @................      5,000,000
                                                   --------------
                                                       14,999,722
                                                   --------------
             U.S. TREASURY BILLS - 0.18%
             United States Treasury Bills:
     705,000   0.90% due 12/11/03 @...............        704,825
     305,000   0.83% due 12/4/03 @................        304,979
     570,000   0.89% due 1/8/04 @.................        569,464
     910,000   0.89% due 1/15/04 @................        908,989
                                                   --------------
                                                        2,488,257
                                                   --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $187,289,864)..................    187,289,864
                                                   --------------
             REPURCHASE AGREEMENT - 2.48%
  34,973,000 Agreement with State Street Bank &
              Trust Co., bearing interest at
              0.93%, dated 11/28/03, to be
              repurchased 12/1/03 in the
              amount of $34,975,710 and
              collateralized by Federal Home
              Loan Bank Disc. Notes, zero
              coupon, due 1/21/04 and having
              an approximate value of
              $36,025,880
              (Cost $34,973,000) @................     34,973,000
                                                   --------------
             TOTAL INVESTMENTS
             (Cost $1,436,564,206) - 111.92%        1,578,490,909
             Other assets and liabilities,
              net - (11.92)%......................   (168,102,275)
                                                   --------------
             NET ASSETS - 100%.................... $1,410,388,634
                                                   --------------

- ------------------------------------------------------------------------------

                                                              November 30, 2003

54

  +Non-income producing.
  @The security or a portion thereof represents collateral for open futures contracts.
  /(1)/The security or a portion thereof is out on loan (see Note 2). /(2)/The security is purchased with the cash collateral received from securities loaned (see Note 2).

OPEN FUTURES CONTRACTS

    ------------------------------------------------------------------------
                                                   Value as of
    Number of              Expiration   Value at   November 30,  Unrealized
    Contracts Description     Date      Trade Day      2003     Appreciation
    ------------------------------------------------------------------------
    177 Long.   MID CAP
                  INDEX   December 2003 47,784,027  50,183,925   $2,399,898
                                                                 ----------

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

November 30, 2003

           MONEY MARKET FUND - SCHEDULE OF INVESTMENTS (Unaudited)


    PAR                                             MARKET
   VALUE                                            VALUE
- -------------------------------------------------------------
            COMMERCIAL PAPER - 62.17%
$ 5,000,000 Amstel Funding Corp.:
              1.08% due 12/15/03................ $  4,997,958
 10,000,000 Apreco, Inc. (LOC-Citibank):
              1.05% due 12/10/03................    9,997,375
 10,000,000 Apreco, Inc.:
              1.05% due 12/1/03.................   10,000,000
            Barton Capital Corp. (LOC-SocGen):
 10,000,000   1.09% due 1/21/04.................    9,984,558
 10,000,000   1.05% due 12/8/03.................    9,997,959
 10,000,000 Bear Stearns Cos., Inc.:
              1.08% due 1/12/04.................    9,987,400
 10,000,000 Beta Finance, Inc.:
              1.06% due 2/23/04*/(1)/...........   10,000,000
 10,000,000 Citigroup, Inc.:
              1.06% due 1/16/04.................    9,986,456
 10,000,000 CRC Funding, LLC:
              1.03% due 12/8/03.................    9,997,997
  5,000,000 CXC, Inc.:
              1.05% due 12/8/03.................    4,998,979
 10,000,000 Dorada Finance, Inc.:
              1.06% due 12/16/03*/(1)/..........   10,000,000
            General Electric Capital Corp.:
  5,000,000   1.24% due 12/1/03/(1)/............    5,003,574
  5,000,000   1.09% due 1/9/04..................    4,994,096
 10,000,000 General Electric Co.:
              1.00% due 12/3/03.................    9,999,444
            Giro Funding United States Corp.:
 10,000,000   1.05% due 12/1/03.................   10,000,000
 10,000,000   1.09% due 12/4/03.................    9,999,125
 10,000,000 Govco, Inc.:
              1.10% due 1/12/04.................    9,987,167
 10,000,000 Govco, Inc., Yrs. 3 & 4:
              1.04% due 12/18/03................    9,995,089
            Greyhawk Fund Corp.:
 10,000,000   1.11% due 1/22/04.................    9,983,967
 10,000,000   1.10% due 1/29/04.................    9,981,972
 10,000,000 Kittyhawk Funding Corp. (LOC-Bank of
             America):
              1.04% due 12/5/03.................    9,998,844
  5,000,000 Receivables Capital Co. (LOC-Bank of
             America):
              1.04% due 12/15/03................    4,997,978
 10,000,000 Receivables Capital Corp.:
              1.03% due 12/19/03................    9,994,850

    PAR                                                    MARKET
   VALUE                                                   VALUE
- --------------------------------------------------------------------
            COMMERCIAL PAPER - Continued
$10,000,000 Sheffield Receivables Corp. (LOC-Barclays):
              1.08% due 1/9/04......................... $  9,988,300
  5,000,000 Sigma Finance, Inc.:
              1.07% due 12/3/03........................    4,999,916
 10,000,000 Surrey Funding Corp. (LOC-Barclays):
              1.09% due 1/9/04.........................    9,988,191
              1.09% due 1/12/04........................    9,987,167
  5,000,000 Sydney Capital, Inc.:
              1.06% due 12/16/03.......................    4,997,792
 10,000,000 Wal-Mart Stores, Inc.:
              1.01% due 12/2/03........................    9,999,720
  5,000,000 Wells Fargo Bank NA:
              1.04% due 12/1/03/(1)/...................    5,000,000
              1.04% due 12/18/03.......................    5,000,000
              1.04% due 12/19/03.......................   10,000,000
  5,000,000 White Pine Finance, LLC:
              1.08% due 12/1/03*/(1)/..................    5,000,000
            Windmill Funding Corp. (LOC-ABN
             AMRO):
 10,000,000   1.04% due 12/3/03........................    9,999,422
 10,000,000   1.08% due 1/23/04........................    9,984,100
                                                        ------------
            TOTAL COMMERCIAL PAPER
            (Cost $299,829,396)........................  299,829,396
                                                        ------------
            GOVERNMENT AGENCIES - 34.55%
  5,000,000 Federal Farm Credit Bks.:
              1.00% due 7/2/04.........................    4,998,977
            Federal Home Loan Bank:
  5,000,000   1.20% due 8/20/04........................    5,000,000
 10,000,000   1.02% due 7/16/04........................   10,000,000
            Federal Home Loan Bank Cons. Disc.
             Notes:
  9,884,000   1.00% due 12/3/03........................    9,883,451
 12,000,000   1.00% due 12/5/03........................   11,998,666
            Federal Home Loan Mtg. Corp.:
  5,000,000   1.50% due 11/16/04.......................    5,000,000
 10,000,000   1.35% due 10/19/04.......................   10,000,000
            Federal National Mtg. Assoc.:
  5,000,000   1.53% due 9/24/04........................    5,000,000
  5,000,000   1.50% due 12/20/04.......................    5,000,000
  5,000,000   1.30% due 8/30/04........................    5,000,000
  5,000,000   1.20% due 8/17/04........................    5,000,000
  5,000,000   1.08% due 7/23/04........................    5,000,000
  5,000,000   1.00% due 9/10/04/(1)/...................    5,000,000

    PAR                                                    MARKET
   VALUE                                                   VALUE
- --------------------------------------------------------------------
            GOVERNMENT AGENCIES - Continued
            Federal National Mtg. Assoc. Disc. Notes:
$10,000,000   1.30% due 8/20/04........................ $  9,905,028
 10,000,000   1.21% due 6/25/04........................    9,930,425
 20,000,000   1.14% due 4/14/04........................   19,914,875
 10,000,000   1.05% due 1/15/04........................    9,986,875
 10,000,000   1.00% due 12/5/03........................    9,998,889
 20,000,000   1.00% due 12/8/03........................   19,996,111
                                                        ------------
            TOTAL GOVERNMENT AGENCIES
              (Cost $166,613,297)......................  166,613,297
                                                        ------------
            REPURCHASE AGREEMENTS - 4.68%
  2,546,000 State Street Bank Joint Repurchase
             Agreement (see Note 2)
             (Cost $2,546,000).........................    2,546,000
 20,000,000 United Bank of Switzerland Joint
             Repurchase Agreement (see Note 2)
             (Cost $20,000,000)........................   20,000,000
                                                        ------------
                                                          22,546,000
                                                        ------------
            TOTAL INVESTMENTS
            (Cost $488,988,693) - 101.40%..............  488,988,693
            Other assets and liabilities, net - (1.40)%  (6,730,345)
                                                        ------------
            NET ASSETS - 100%.......................... $482,258,348
                                                        ------------
            *Securities exempt from registration under rule
             144A of the Securities Act of 1933. These
             securities may be sold in transactions exempt
             from registration, normally to qualified
             institutional buyers. At November 30, 2003, the
             aggregate value of these securities was
             $25,000,000 representing 5.18% of net assets.
            LOC- Letter of Credit.
            /(1)/Security is a "floating rate" bond where the
                 coupon rate fluctuates. The rate reflected is as of
                 November 30, 2003.

Allocation of investments as a percentage of net assets by
 industry category as of November 30, 2003:
    Asset Backed/Receivables..............................       13.47%
    Asset Backed/Securities...............................       22.79%
    Commercial Banks......................................        0.53%
    Diversified Financial Services........................        2.07%
    Domestic Banks........................................        4.15%
    Finance...............................................        6.22%
    Investment Banks/Brokerage............................        2.07%
    Money Center Banks....................................        4.15%
    Multi-Asset...........................................        9.33%
    Retail Discount.......................................        2.07%
    Government Agencies...................................       34.55%
                                                           ------------
                                                                101.40%
                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS


- -----------------------------------------------------------------------------

          NASDAQ 100 INDEX FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

56


   NUMBER                                          MARKET
  OF SHARES                                        VALUE
- ------------------------------------------------------------
              COMMON STOCK - 79.39%
              ADVERTISING - 0.21%
        5,440 Lamar Advertising Co., Class A +. $    191,488
                                                ------------
              AIRLINES - 0.20%
        3,970 Ryanair Holdings, PLC ADR +/(1)/.      185,955
                                                ------------
              APPAREL & PRODUCTS - 0.29%
        4,920 Ross Stores, Inc.................      269,518
                                                ------------
              BROADCASTING - 2.09%
       61,990 Comcast Corp., Class A +.........    1,945,246
                                                ------------
              BUILDING MATERIALS - 0.25%
        4,740 Fastenal Co./(1)/................      235,483
                                                ------------
              CHEMICAL - 0.48%
        3,080 Invitrogen Corp. +...............      209,963
        4,440 Sigma-Aldrich Corp./(1)/.........      237,851
                                                ------------
                                                     447,814
                                                ------------
              COMMERCIAL SERVICES - 1.64%
       13,370 Cintas Corp......................      624,914
       23,340 Paychex, Inc.....................      897,890
                                                ------------
                                                   1,522,804
                                                ------------
              DRUGS - 0.98%
        3,320 Cephalon, Inc. +/(1)/............      156,007
       12,600 Teva Pharmaceutical
               Industries, Ltd. ADR............      758,972
                                                ------------
                                                     914,979
                                                ------------
              ELECTRONICS/ELECTRICAL
              EQUIPMENT - 2.78%
       12,940 American Power Conversion Corp...      282,868
       12,760 Comverse Technology, Inc. +......      245,375
       37,010 Flextronics International, Ltd. +      593,270
        5,190 Gentex Corp......................      218,707
      104,700 JDS Uniphase Corp. +.............      360,168
        6,420 Molex, Inc.......................      206,467
       11,330 NVIDIA Corp. +/(1)/..............      239,629
       35,540 Sanmina-SCI Corp. +..............      433,233
                                                ------------
                                                   2,579,717
                                                ------------

   NUMBER                                        MARKET
  OF SHARES                                      VALUE
- ----------------------------------------------------------
              FREIGHT - 0.51%
        5,460 CH Robinson Worldwide, Inc..... $    214,742
        6,710 Expeditors International of
               Washington, Inc...............      261,958
                                              ------------
                                                   476,700
                                              ------------
              HEALTHCARE - 0.89%
        4,950 Dentsply International, Inc....      222,899
        6,430 First Health Group Corp. +.....      131,815
        6,200 Lincare Holdings, Inc. +.......      184,946
        4,270 Patterson Dental Co. +/(1)/....      290,787
                                              ------------
                                                   830,447
                                              ------------
              HEAVY DUTY TRUCKS/PARTS - 0.74%
        8,530 PACCAR, Inc....................      684,191
                                              ------------
              HOSPITAL SUPPLIES - 1.06%
       22,530 Biomet, Inc....................      805,898
        2,640 Henry Schein, Inc. +...........      177,646
                                              ------------
                                                   983,544
                                              ------------
              INFORMATION PROCESSING -
              HARDWARE - 4.44%
       33,000 Apple Computer, Inc. +.........      690,360
       61,680 Dell, Inc. +...................    2,127,960
       23,330 Network Appliance, Inc. +......      539,156
        4,650 Sandisk Corp. +................      375,999
       91,700 Sun Microsystems, Inc. +.......      391,559
                                              ------------
                                                 4,125,034
                                              ------------
              INFORMATION PROCESSING -
              SERVICES - 7.78%
       14,920 Adobe Systems, Inc.............      616,494
       17,110 Brocade Communications
               Systems, Inc. +...............      104,200
       15,860 Check Point Software
               Technologies, Ltd. +..........      280,088
       31,260 eBay, Inc. +...................    1,745,871
       15,800 Fiserv, Inc. +.................      592,500
       49,280 InterActiveCorp +/(1)/.........    1,618,848
        7,870 Monster Worldwide, Inc. +......      189,352
       20,720 Symantec Corp. +...............      680,238
        9,280 Synopsys, Inc. +...............      278,029

   NUMBER                                           MARKET
  OF SHARES                                         VALUE
- -------------------------------------------------------------
              INFORMATION PROCESSING -
              SERVICES - Continued
       14,800 VeriSign, Inc. +..................  $   239,908
       20,490 Yahoo!, Inc. +....................      880,660
                                                  -----------
                                                    7,226,188
                                                  -----------
              INFORMATION PROCESSING -
              SOFTWARE - 13.27%
       24,290 BEA Systems, Inc. +...............      308,483
       12,760 Citrix Systems, Inc. +............      306,495
       15,410 Compuware Corp. +.................       88,145
       16,870 Intuit, Inc. +....................      848,224
        6,160 Mercury Interactive Corp. +.......      288,288
      242,930 Microsoft Corp. @.................    6,243,301
      142,150 Oracle Corp. +....................    1,707,221
       33,580 PeopleSoft, Inc. +................      710,217
        3,580 Pixar, Inc. +/(1)/................      250,994
       37,770 Siebel Systems, Inc. +............      497,809
       28,530 VERITAS Software Corp. +..........    1,084,739
                                                  -----------
                                                   12,333,916
                                                  -----------
              LEISURE AND TOURISM - 2.15%
       19,420 Electronic Arts, Inc. +...........      858,947
       35,490 Starbucks Corp. +.................    1,138,164
                                                  -----------
                                                    1,997,111
                                                  -----------
              MEDICAL - BIOMEDICAL/GENE - 5.48%
       39,270 Amgen, Inc. + @...................    2,258,418
       24,818 Biogen, Inc. +....................      947,551
       18,170 Genzyme Corp. +...................      849,266
        8,390 Human Genome Sciences, Inc. +.....      107,392
        3,960 ICOS Corp. +......................      178,992
       17,450 MedImmune, Inc. +.................      415,310
       21,380 Millennium Pharmaceuticals, Inc. +      337,162
                                                  -----------
                                                    5,094,091
                                                  -----------
              MEDICAL TECHNOLOGY - 0.98%
       17,030 Chiron Corp. +....................      913,149
                                                  -----------
              OIL AND GAS - 0.17%
        5,450 Patterson-UTI Energy, Inc. +......      156,579
                                                  -----------
              PAPER/FOREST PRODUCTS - 0.28%
       15,720 Smurfit-Stone Container Corp. +...      257,179
                                                  -----------

- ------------------------------------------------------------------------------

November 30, 2003

                                                                             57

   NUMBER                                             MARKET
  OF SHARES                                           VALUE
- ---------------------------------------------------------------
              RETAIL - 4.85%
       17,290 Amazon.Com, Inc. +..................  $   934,697
       25,950 Bed Bath & Beyond, Inc. +...........    1,096,128
        5,620 CDW Corp............................      335,795
       15,720 Costco Wholesale Corp. +............      563,090
        7,180 Dollar Tree Stores, Inc. +..........      227,965
        4,580 Express Scripts, Inc., Class A +....      296,463
        9,150 PETsMART, Inc.......................      221,064
       21,490 Staples, Inc. +.....................      583,454
        3,830 Whole Foods Market, Inc. +..........      251,593
                                                    -----------
                                                      4,510,249
                                                    -----------
              SCHOOLS - 0.86%
       11,600 Apollo Group, Inc., Class A +.......      800,748
                                                    -----------
              SEMICONDUCTORS - 14.65%
       35,110 Altera Corp. +......................      889,336
       56,140 Applied Materials, Inc. +...........    1,364,202
       13,510 Broadcom Corp., Class A +...........      492,169
      148,790 Intel Corp. @.......................    4,974,050
       15,050 KLA-Tencor Corp. +..................      882,081
       27,310 Linear Technology Corp..............    1,178,153
       29,700 Maxim Integrated Products, Inc......    1,546,776
       11,120 Microchip Technology, Inc...........      382,528
       10,070 Novellus Systems, Inc. +............      440,663
        6,270 QLogic Corp. +......................      356,324
       29,510 Xilinx, Inc. +......................    1,109,281
                                                    -----------
                                                     13,615,563
                                                    -----------
              TELECOMMUNICATIONS - 11.54%
       65,610 ADC Telecommunications, Inc. +......      161,401
       36,320 Ciena Corp. +.......................      257,146
      162,160 Cisco Systems, Inc. + @.............    3,674,546
       16,560 EchoStar Communications Corp.,
               Class A +..........................      570,989
       16,450 Juniper Networks, Inc. +/(1)/.......      310,411
       89,120 Nextel Communications, Inc.,
               Class A +..........................    2,257,410
       13,200 PanAmSat Corp. +....................      291,588
       62,480 QUALCOMM, Inc. @....................    2,783,484
       13,690 RF Micro Devices, Inc. +/(1)/.......      159,488
        8,400 Telefonaktiebolaget LM Ericsson ADR,
               Class B +/(1)/.....................      136,416
       15,360 Tellabs, Inc. +.....................      122,880
                                                    -----------
                                                     10,725,759
                                                    -----------

   NUMBER                                              MARKET
  OF SHARES                                            VALUE
- ----------------------------------------------------------------
              THERAPEUTICS - 0.82%
       12,940 Gilead Sciences, Inc. +..............  $   759,319
                                                     -----------
              TOTAL COMMON STOCK
              (Cost $70,925,984)...................   73,782,771
                                                     -----------
     PAR
    VALUE
- -------------
              SHORT-TERM INVESTMENTS - 12.02%
              COLLECTIVE INVESTMENT POOL - 2.29%
   $2,127,506 Securities Lending Quality Trust/(2)/    2,127,506
                                                     -----------
              COMMERCIAL PAPER - 7.53%
    4,000,000 UBS Finance, Inc.:
              1.04% due 12/1/03 @..................    4,000,000
    3,000,000 USAA Capital Corp.:
              1.00% due 12/5/03 @..................    2,999,667
                                                     -----------
                                                       6,999,667
                                                     -----------
              U.S. TREASURY BILLS - 2.20%
              United States Treasury Bills:
      475,000 0.90% due 12/11/03 @.................      474,881
      115,000 0.90% due 1/8/04 @...................      114,891
       45,000 0.90% due 1/15/04 @..................       44,949
      320,000 0.89% due 12/11/03 @.................      319,921
      650,000 0.89% due 1/8/04 @...................      649,389
       90,000 0.89% due 1/15/04 @..................       89,900
       10,000 0.88% due 12/11/03 @.................        9,997
      255,000 0.88% due 12/18/03 @.................      254,894
       35,000 0.87% due 1/15/04 @..................       34,962
       50,000 0.86% due 12/18/03 @.................       49,980
                                                     -----------
                                                       2,043,764
                                                     -----------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost $11,170,937)...................   11,170,937
                                                     -----------

     PAR
    VALUE                                                       MARKET
- -------------                                                   VALUE
- --------------------------------------------------------------------------
              REPURCHASE AGREEMENT - 10.51%
   $9,765,000 Agreement with State Street Bank &
               Trust Co., bearing interest at 0.93%,
               dated 11/28/03, to be repurchased
               12/1/03 in the amount of $9,765,757
               and collateralized by Federal Home
               Loan Mortgage Corp. Notes, bearing
               interest at 6.63%, due 9/15/09 and
               having an approximate value of
               $9,964,750 (Cost $9,765,000) @...............  $ 9,765,000
                                                              -----------
              TOTAL INVESTMENTS
              (Cost $91,861,921) - 101.92%..................   94,718,708
              Other assets and liabilities, net - (1.92)%      (1,787,155)
                                                              -----------
              NET ASSETS - 100%.............................  $92,931,553
                                                              -----------
              +  Non-income producing
              @ The security or a portion thereof
               represents collateral for open futures
               contracts.
              ADR -American Depository Receipt
              /(1)/ The security or a portion thereof is out
               on loan (see Note 2).
              /(2)/ The security is purchased with the
               cash collateral received from
               securities loaned.

OPEN FUTURES CONTRACTS

     ----------------------------------------------------------------------
                                                  Value as of
     Number of             Expiration  Value at   November 30,  Unrealized
     Contracts Description    Date    Trade Date      2003     Appreciation
     ----------------------------------------------------------------------
     132 Long.     NASDAQ   December
                100 INDEX       2003  $18,302,994 $18,810,000    $507,006
                                                                 --------

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

        SCIENCE & TECHNOLOGY FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

58

  NUMBER                                           MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
           COMMON STOCK - 97.68%
           BROADCASTING - 2.28%
   435,700 Clear Channel Communications, Inc..   $  18,216,617
   371,500 Comcast Corp., Class A Special +...      11,200,725
   104,300 Univision Communications, Inc.,
            Class A +/(1)/....................       3,763,144
                                                 -------------
                                                    33,180,486
                                                 -------------
           CHEMICAL - 0.16%
    44,800 Cabot Microelectronics Corp. +/(1)/       2,378,432
                                                 -------------
           COMMERCIAL SERVICES - 2.00%
   665,600 Accenture, Ltd., Class A +.........      16,573,440
   326,200 Paychex, Inc.......................      12,548,914
                                                 -------------
                                                    29,122,354
                                                 -------------
           DRUGS - 2.30%
   224,600 Bristol-Myers Squibb Co............       5,918,210
   150,100 Cephalon, Inc. +/(1)/..............       7,053,199
    60,100 Eli Lilly & Co.....................       4,120,456
   208,100 Forest Laboratories, Inc. +........      11,370,584
   150,000 Pfizer, Inc........................       5,032,500
                                                 -------------
                                                    33,494,949
                                                 -------------
           ELECTRONICS/ELECTRICAL
           EQUIPMENT - 1.03%
   603,600 Flextronics International, Ltd. +..       9,675,708
   439,700 Sanmina-SCI Corp. +................       5,359,943
                                                 -------------
                                                    15,035,651
                                                 -------------
           HOSPITAL SUPPLIES - 0.76%
   223,600 Johnson & Johnson..................      11,021,244
                                                 -------------
           INFORMATION PROCESSING -
           HARDWARE - 9.40%
 1,788,700 Dell, Inc. +.......................      61,710,150
 1,192,100 Hewlett-Packard Co.................      25,856,649
   247,300 International Business
            Machines Corp.....................      22,390,542
   221,300 Lexmark International, Inc.,
            Class A +.........................      17,128,620
   162,100 Network Appliance, Inc. +..........       3,746,131
   305,500 Seagate Technology/(1)/............       6,033,625
                                                 -------------
                                                   136,865,717
                                                 -------------

  NUMBER                                        MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
           INFORMATION PROCESSING -
           SERVICES - 16.31%
   741,400 Adobe Systems, Inc..............  $   30,634,648
   978,700 Cadence Design Systems, Inc. +..      16,373,651
   390,400 Certegy, Inc....................      13,507,840
   192,700 DST Systems, Inc. +.............       7,191,564
   237,000 eBay, Inc. +....................      13,236,450
   809,800 First Data Corp.................      30,650,930
   730,600 Fiserv, Inc. +..................      27,397,500
   297,600 InterActiveCorp +...............       9,776,160
 1,034,700 Networks Associates, Inc. +/(1)/      13,854,633
   376,800 SunGard Data Systems, Inc. +....      10,181,136
   388,800 Symantec Corp. +................      12,764,304
   447,600 Synopsys, Inc. +................      13,410,096
 1,194,300 VeriSign, Inc. +/(1)/...........      19,359,603
   444,200 Yahoo!, Inc. +..................      19,091,716
                                             --------------
                                                237,430,231
                                             --------------
           INFORMATION PROCESSING -
           SOFTWARE - 23.72%
   533,600 BMC Software, Inc. +............       8,873,768
   650,400 Informatica Corp. +/(1)/........       7,336,512
   712,200 Intuit, Inc. +..................      35,809,416
   889,900 Mercury Interactive Corp. +/(1)/      41,647,320
 5,118,000 Microsoft Corp..................     131,532,600
 2,383,900 Oracle Corp. +..................      28,630,639
   961,600 Red Hat, Inc. +/(1)/............      12,770,048
    89,200 SAP AG..........................      13,719,669
   178,500 SAP AG ADR......................       6,881,175
 1,483,900 Siebel Systems, Inc. +..........      19,557,802
 1,011,000 VERITAS Software Corp. +........      38,439,231
                                             --------------
                                                345,198,180
                                             --------------
           LEISURE AND TOURISM - 0.85%
   147,800 Electronic Arts, Inc. +.........       6,537,194
   167,200 International Game Technology...       5,800,168
                                             --------------
                                                 12,337,362
                                             --------------
           MACHINERY - 0.06%
    30,400 Cognex Corp.....................         835,088
                                             --------------

  NUMBER                                               MARKET
OF SHARES                                               VALUE
- ------------------------------------------------------------------
           MEDICAL - BIOMEDICAL/GENE - 1.15%
   119,300 Biogen, Inc. +/(1)/....................    $  4,554,874
    44,100 Genentech, Inc. +......................       3,717,630
   354,400 MedImmune, Inc. +......................       8,434,720
                                                      ------------
                                                        16,707,224
                                                      ------------
           MULTIMEDIA - 2.63%
 1,339,300 Time Warner, Inc. +....................      21,803,804
   419,500 Viacom, Inc., Class B..................      16,494,740
                                                      ------------
                                                        38,298,544
                                                      ------------
           RETAIL - 0.31%
    74,400 CDW Corp./(1)/.........................       4,445,400
                                                      ------------
           SEMICONDUCTORS - 22.63%
 1,163,400 Agere Systems, Inc., Class A +/(1)/....       4,118,436
   268,300 Altera Corp. +.........................       6,796,039
   893,700 Analog Devices, Inc. +.................      44,461,575
 1,413,200 Applied Materials, Inc. +..............      34,340,760
   300,100 ASML Holding NV +/(1)/.................       5,647,882
   521,300 Intel Corp.............................      17,427,059
   299,000 Intersil Corp., Class A................       7,896,590
   356,300 KLA-Tencor Corp. +.....................      20,882,743
   209,100 Linear Technology Corp.................       9,020,574
   892,900 Maxim Integrated Products, Inc.........      46,502,232
   667,600 Microchip Technology, Inc..............      22,965,440
   536,200 Novellus Systems, Inc. +...............      23,464,112
   372,800 QLogic Corp. +/(1)/....................      21,186,224
 1,247,968 Taiwan Semiconductor Manufacturing
            Co., Ltd. ADR +.......................      13,565,412
   967,400 Texas Instruments, Inc.................      28,789,824
   593,200 Xilinx, Inc. +.........................      22,298,388
                                                      ------------
                                                       329,363,290
                                                      ------------
           TELECOMMUNICATIONS - 11.46%
   209,900 Advanced Fibre
            Communications, Inc. +................       4,691,265
   591,600 Ciena Corp. +..........................       4,188,528
 3,261,100 Cisco Systems, Inc. +..................      73,896,526
   409,900 Crown Castle International Corp. +/(1)/       5,086,859
   148,000 EchoStar Communications Corp.,
            Class A +.............................       5,103,040
 1,339,100 Nokia Corp. ADR........................      24,077,018

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             59

  NUMBER                                               MARKET
OF SHARES                                               VALUE
- -------------------------------------------------------------------
            TELECOMMUNICATIONS - Continued
  2,688,900 Nortel Networks Corp. +...............  $   12,126,939
    520,700 QUALCOMM, Inc./(1)/...................      23,197,185
    619,800 Vodafone Group, PLC ADR/(1)/..........      14,472,330
                                                    --------------
                                                       166,839,690
                                                    --------------
            THERAPEUTICS - 0.37%
     90,600 Gilead Sciences, Inc. +...............       5,316,408
                                                    --------------
            UTILITIES - COMMUNICATION - 0.26%
     58,900 NTL, Inc. +/(1)/......................       3,837,924
                                                    --------------
            TOTAL COMMON STOCK
            (Cost $1,192,481,844).................   1,421,708,174
                                                    --------------
   PAR
  VALUE
- -----------
            SHORT-TERM INVESTMENTS - 7.97%
            COLLECTIVE INVESTMENT POOL - 5.95%
$86,726,110 Securities Lending Quality Trust/(2)/.      86,726,110
                                                    --------------
            REGISTERED INVESTMENT
            COMPANIES - 2.02%
 29,344,340 T. Rowe Price Reserve Investment
             Fund.................................      29,344,340
                                                    --------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $116,070,450)...................     116,070,450
                                                    --------------
            TOTAL INVESTMENTS
            (Cost $1,308,552,294) - 105.65%.......   1,537,778,624
            Other assets and liabilities,
             net - (5.65)%........................     (82,288,383)
                                                    --------------
            NET ASSETS - 100%.....................  $1,455,490,241
                                                    --------------

            +Non-income producing
            ADR- American Depository Receipt
            /(1)/The security or a portion thereof is out on loan
                 (see Note 2).
            /(2)/The security is purchased with the cash collateral
                received from securities loaned.

SEE NOTES TO FINANCIAL STATEMENTS

- ------------------------------------------------------------------------------

                                                              November 30, 2003

60

             SMALL CAP FUND - SCHEDULE OF INVESTMENTS (Unaudited)


 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          COMMON STOCK - 97.40%
          ADVERTISING - 0.43%
   63,775 Getty Images, Inc. +................. $   2,767,835
                                                -------------
          AEROSPACE/DEFENSE - 0.51%
  105,600 Armor Holdings, Inc. +...............     2,560,800
   49,375 Sensytech, Inc. +/(1)/...............       718,406
                                                -------------
                                                    3,279,206
                                                -------------
          AIRLINES - 0.18%
   58,000 Frontier Airlines, Inc. +............       938,440
   50,800 Midwest Express Holdings, Inc. +/(1)/       210,820
                                                -------------
                                                    1,149,260
                                                -------------
          APPAREL & PRODUCTS - 1.63%
   87,100 AnnTaylor Stores Corp. +.............     3,461,354
   57,900 Christopher & Banks Corp.............     1,566,195
   56,450 Columbia Sportswear Co. +............     3,345,792
   90,000 Stride Rite Corp.....................     1,041,300
   36,900 Too, Inc. +/(1)/.....................       673,425
   79,800 Unifi, Inc. +........................       409,374
                                                -------------
                                                   10,497,440
                                                -------------
          APPLIANCES/FURNISHINGS - 0.94%
    2,600 CompX International, Inc., Class A...        16,406
  128,250 Furniture Brands International, Inc..     3,372,975
  101,600 Herman Miller, Inc...................     2,646,680
                                                -------------
                                                    6,036,061
                                                -------------
          AUTOMOTIVE - 0.87%
  116,200 AO Smith Corp........................     4,083,268
   59,800 Keystone Automotive
           Industries, Inc. +/(1)/.............     1,457,326
    1,300 Strattec Security Corp. +............        77,350
                                                -------------
                                                    5,617,944
                                                -------------
          AUTO - REPLACEMENT PARTS - 0.94%
   74,125 Advance Auto Parts, Inc. +...........     6,050,083
                                                -------------
          BANKS - 2.71%
   36,000 Boston Private Financial
           Holdings, Inc.......................       933,480
   92,900 Citizens Banking Corp./(1)/..........     2,928,208
    2,970 Glacier Bancorp, Inc.................        94,060
   72,600 Provident Bankshares Corp............     2,109,756
  118,850 Southwest Bancorp of Texas, Inc./(1)/     4,543,635
  103,031 Valley National Bancorp..............     3,060,021

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          BANKS - Continued
   71,700 Westamerica Bancorp.................. $   3,785,760
                                                -------------
                                                   17,454,920
                                                -------------
          BEVERAGES - 0.59%
   63,100 Constellation Brands, Inc., Class A +     2,177,581
   62,000 Cott Corp. +.........................     1,613,860
                                                -------------
                                                    3,791,441
                                                -------------
          BROADCASTING - 1.04%
  208,300 Cumulus Media, Inc., Class A +.......     3,978,530
   46,800 Emmis Communications Corp.,
           Class A +...........................     1,060,488
   16,500 Entercom Communications Corp. +......       762,300
   22,800 Sinclair Broadcast Group, Inc.,
           Class A +/(1)/......................       261,516
   32,500 Young Broadcasting, Inc., Class A +..       645,125
                                                -------------
                                                    6,707,959
                                                -------------
          BUILDING MATERIALS - 1.31%
   61,850 Fastenal Co./(1)/....................     3,072,708
    5,187 LSI Industries, Inc..................        64,578
  101,200 Mathews International Corp., Class A.     2,881,164
   65,775 Trex Co., Inc. +/(1)/................     2,430,386
                                                -------------
                                                    8,448,836
                                                -------------
          CHEMICAL - 2.38%
  169,700 Airgas, Inc..........................     3,288,786
   85,900 Arch Chemicals, Inc..................     1,966,251
   38,100 Cabot Microelectronics Corp. +/(1)/..     2,022,729
   74,200 Ferro Corp...........................     1,684,340
   16,800 MacDermid, Inc.......................       551,040
   66,500 Minerals Technologies, Inc...........     3,554,425
   13,800 Symyx Technologies, Inc. +...........       275,310
   42,010 Valspar Corp.........................     2,026,983
                                                -------------
                                                   15,369,864
                                                -------------
          COMMERCIAL SERVICES - 3.98%
  107,600 Central Parking Corp./(1)/...........     1,501,020
   61,900 Electro Rent Corp. +.................       860,410
   11,800 First Advantage Corp., Class A +/(1)/       228,566
  102,350 Iron Mountain, Inc. +................     3,766,480
   86,175 Kroll, Inc. +........................     2,063,891
  119,275 LECG Corp. +.........................     2,564,413
   74,600 Maximus, Inc. +/(1)/.................     2,827,340

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- ---------------------------------------------------------------
          COMMERCIAL SERVICES - Continued
  243,750 Pacer International, Inc. +............ $   5,101,687
  131,300 Plexus Corp. +/(1)/....................     2,330,575
  122,200 SFBC International, Inc. +/(1)/........     3,146,650
   52,900 Sourcecorp, Inc. +.....................     1,293,934
                                                  -------------
                                                     25,684,966
                                                  -------------
          DRUGS - 4.24%
   50,325 Angiotech Pharmaceuticals, Inc. +......     2,479,513
   13,200 Atherogenics, Inc. +/(1)/..............       188,760
   25,800 Cephalon, Inc. +/(1)/..................     1,212,342
   35,100 Cubist Pharmaceuticals, Inc. +/(1)/....       435,942
   16,100 Eon Labs, Inc. +/(1)/..................       853,783
  202,100 Impax Laboratories, Inc. +/(1)/........     2,849,610
   66,037 K-V Pharmaceutical Co., Class A +/(1)/.     1,723,566
   77,330 Medicis Pharmaceutical Corp.,
           Class A...............................     5,094,500
   10,200 OSI Pharmaceuticals, Inc. +/(1)/.......       303,246
   26,725 Pharmaceutical Resources, Inc. +.......     1,939,700
  145,974 Sicor, Inc. +..........................     4,034,721
   53,900 Taro Pharmaceutical Industries, Ltd.,
           Class A +/(1)/........................     3,715,866
   80,250 Valeant Pharmaceuticals International..     1,918,778
   63,311 Vertex Pharmaceuticals, Inc. +.........       553,338
   18,100 ViroPharma, Inc. +/(1)/................        50,318
                                                  -------------
                                                     27,353,983
                                                  -------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 7.12%
   30,200 American Superconductor Corp. +/(1)/...       318,912
   69,000 Ametek, Inc............................     3,263,700
   24,200 Analogic Corp..........................     1,016,400
   96,400 Artesyn Technologies, Inc. +/(1)/......       760,596
  142,400 Belden, Inc............................     2,805,280
   83,150 FEI Co. +/(1)/.........................     1,996,431
   70,525 Fisher Scientific International, Inc. +     2,840,042
   88,750 Flir Systems, Inc. +...................     3,058,325
  292,450 Graftech International, Ltd. +.........     3,462,608
   53,800 Harman International Industries, Inc...     7,331,326
  138,800 Kemet Corp. +..........................     1,832,160
   83,500 Littelfuse, Inc. +.....................     2,487,465
   13,400 Magma Design Automation, Inc. +/(1)/...       315,302
  105,200 Methode Electronics, Inc., Class A.....     1,349,716
   47,000 Newport Corp. +/(1)/...................       800,410
  141,300 Paxar Corp. +..........................     1,858,095

- -----------------------------------------------------------------------------

November 30, 2003

 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- -----------------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
  120,950 Polycom, Inc. +........................... $  2,397,229
  141,425 Sonic Solutions +/(1)/....................    2,668,690
   45,500 Technitrol, Inc. +........................    1,082,445
   42,495 TTM Technologies, Inc. +..................      718,166
   36,000 Wilson Greatbatch
           Technologies, Inc. +/(1)/................    1,508,400
  100,700 Woodhead Industries, Inc..................    1,709,886
    6,400 Woodward Governor Co......................      319,232
                                                     ------------
                                                       45,900,816
                                                     ------------
          FERTILIZERS - 0.22%
  199,200 IMC Global, Inc...........................    1,448,184
                                                     ------------
          FINANCE COMPANIES - 0.65%
  123,000 Chittenden Corp...........................    4,199,220
                                                     ------------
          FINANCIAL SERVICES - 0.39%
   51,600 Investors Financial Services Corp./(1)/...    1,903,008
   23,800 National Financial Partners Corp. +/(1)/..      602,140
                                                     ------------
                                                        2,505,148
                                                     ------------
          FOODS - 0.98%
   19,600 American Italian Pasta Co., Class A +/(1)/      744,800
   10,100 International Multifoods Corp. +..........      180,083
   59,400 Performance Food Group Co. +/(1)/.........    2,335,014
   12,500 Seneca Foods Corp., Class A +.............      250,000
   25,000 Seneca Foods Corp., Class B +.............      482,500
   39,625 United Natural Foods, Inc. +..............    1,521,204
   70,900 Wild Oats Markets, Inc. +/(1)/............      804,006
                                                     ------------
                                                        6,317,607
                                                     ------------
          FREIGHT - 2.32%
    9,500 EGL, Inc. +...............................      174,515
   20,700 Expeditors International of
           Washington, Inc..........................      808,128
  118,050 Forward Air Corp. +.......................    3,357,342
   18,316 Heartland Express, Inc....................      444,529
      900 International Shipholding Corp. +.........       12,150
   72,475 JB Hunt Transport Services, Inc. +........    1,895,946
   85,700 Knight Transportation, Inc. +.............    2,076,511
  118,725 Overnite Corp. +..........................    2,653,504
   56,800 Ryder System, Inc.........................    1,771,592
   97,388 Werner Enterprises, Inc...................    1,767,592
                                                     ------------
                                                       14,961,809
                                                     ------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          HEALTHCARE - 3.61%
  217,825 Alaris Medical, Inc. +............... $  3,465,596
   48,000 Edwards Lifesciences Corp. +.........    1,445,760
   16,600 Epix Medical, Inc. +.................      299,298
  155,800 Hooper Holmes, Inc...................      955,054
   48,100 Mid Atlantic Medical Services, Inc. +    2,953,340
  128,048 Odyssey Healthcare, Inc. +...........    4,559,789
   42,900 Omnicare, Inc........................    1,712,568
    2,200 Renal Care Group, Inc. +.............       88,792
   60,975 Resmed, Inc. +/(1)/..................    2,378,025
  125,880 Sola International, Inc. +...........    2,467,248
   70,600 Steris Corp. +.......................    1,632,978
   54,025 VISX, Inc. +.........................    1,322,532
                                                ------------
                                                  23,280,980
                                                ------------
          HOSPITAL MANAGEMENT - 0.88%
    6,800 LifePoint Hospitals, Inc. +..........      203,048
  152,950 Select Medical Corp..................    5,483,258
                                                ------------
                                                   5,686,306
                                                ------------
          HOSPITAL SUPPLIES - 1.88%
  103,500 Advanced Neuromodulation
           Systems, Inc. +/(1)/................    4,366,665
  115,430 Henry Schein, Inc. +.................    7,767,285
                                                ------------
                                                  12,133,950
                                                ------------
          HOUSEHOLD PRODUCTS - 1.00%
   17,900 Chattem, Inc. +/(1)/.................      286,758
  145,300 Dial Corp............................    3,760,364
   17,100 Jarden Corp. +/(1)/..................      462,555
   32,900 Scotts Co., Class A +................    1,957,221
                                                ------------
                                                   6,466,898
                                                ------------
          HUMAN RESOURCES - 0.72%
   15,100 Cross Country Healthcare, Inc. +/(1)/      224,990
   39,200 Kforce, Inc. +/(1)/..................      331,240
  182,800 MPS Group, Inc. +....................    1,681,760
   78,600 Resources Connection, Inc. +.........    2,152,068
   26,600 Spherion Corp. +.....................      237,804
                                                ------------
                                                   4,627,862
                                                ------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - 1.13%
  151,400 Avocent Corp. +...................... $  5,797,106
   40,600 Mercury Computer Systems, Inc. +.....      972,370
   40,100 Synaptics, Inc. +....................      548,167
                                                ------------
                                                   7,317,643
                                                ------------
          INFORMATION PROCESSING -
          SERVICES - 5.57%
  205,375 Aeroflex, Inc. +.....................    2,606,209
   74,700 BISYS Group, Inc. +..................    1,114,524
   52,500 Black Box Corp./(1)/.................    2,296,875
   57,200 CACI International, Inc., Class A +..    2,846,844
   71,425 Cadence Design Systems, Inc. +.......    1,194,940
   15,200 Catapult Communications Corp. +......      229,824
  139,700 Ciber, Inc. +........................    1,272,667
   62,400 Factset Research Systems, Inc./(1)/..    2,586,480
   66,400 FileNET Corp. +......................    1,739,016
   70,700 Internet Security Systems, Inc. +....    1,199,779
   48,650 j2 Global Communications, Inc. +/(1)/    1,382,633
  162,100 Jack Henry & Associates, Inc.........    3,358,712
  117,150 Kronos, Inc. +.......................    4,588,765
   43,175 Manhattan Associates, Inc. +/(1)/....    1,313,815
  135,700 MatrixOne, Inc. +....................      807,415
   45,350 Netscreen Technologies, Inc. +.......    1,142,820
  117,575 RadiSys Corp. +......................    2,163,380
  149,500 Riverstone Networks, Inc. +/(1)/.....      164,450
   94,620 Secure Computing Corp. +/(1)/........    1,422,139
   28,500 SonicWALL, Inc. +/(1)/...............      227,715
   62,227 United Online, Inc. +/(1)/...........    1,133,154
   21,700 Verisity, Ltd. +/(1)/................      278,194
   31,100 Websense, Inc. +/(1)/................      842,499
                                                ------------
                                                  35,912,849
                                                ------------
          INFORMATION PROCESSING -
          SOFTWARE - 3.86%
   53,900 Actuate Corp. +/(1)/.................      169,785
   82,925 Altiris, Inc. +/(1)/.................    2,557,407
   41,000 Ansys, Inc. +/(1)/...................    1,582,190
   35,700 Autodesk, Inc........................      828,954
   29,900 Concord Communications, Inc. +.......      661,986
   94,225 Concur Technologies, Inc. +..........      937,539
   59,000 Global Payments, Inc.................    2,678,600
   50,050 Hyperion Solutions Corp. +...........    1,660,659
  377,925 Lionbridge Technologies, Inc. +/(1)/.    4,081,590

- ------------------------------------------------------------------------------

                                                              November 30, 2003

62

       SMALL CAP FUND - SCHEDULE OF INVESTMENTS (Unaudited) - CONTINUED

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
   74,875 Mantech International Corp.,
           Class A +/(1)/..................... $  1,920,544
   20,800 Mercury Interactive Corp. +.........      973,440
   59,500 Netegrity, Inc. +/(1)/..............      728,875
   40,900 NetIQ Corp. +.......................      490,391
   33,600 Packeteer, Inc. +...................      637,358
   62,067 Progress Software Corp. +...........    1,300,924
   35,400 Quest Software, Inc. +/(1)/.........      525,690
   33,200 Red Hat, Inc. +.....................      440,896
   17,200 RSA Security, Inc. +/(1)/...........      252,840
   45,500 SPSS, Inc. +........................      881,335
   54,353 Verity, Inc. +......................      780,509
   11,000 WebEx Communications, Inc. +/(1)/...      217,360
   89,000 Wind River Systems, Inc. +..........      579,390
                                               ------------
                                                 24,888,262
                                               ------------
          INSURANCE - 3.96%
   70,925 AMERIGROUP Corp. +/(1)/.............    3,114,317
   53,700 Brown & Brown, Inc..................    1,688,865
   42,300 Harleysville Group, Inc.............      829,080
  147,300 Horace Mann Educators Corp..........    1,990,023
    8,400 Markel Corp. +......................    2,160,900
  152,300 Ohio Casualty Corp. +/(1)/..........    2,590,623
   53,500 PartnerRe, Ltd......................    2,981,020
  125,125 Platinum Underwriters
           Holdings, Ltd./(1)/................    3,775,021
   63,000 Selective Insurance Group, Inc./(1)/    2,041,830
   24,100 Triad Guaranty, Inc. +/(1)/.........    1,124,265
   65,475 W.R. Berkley Corp...................    2,235,971
   29,100 WellChoice, Inc. +..................      990,273
                                               ------------
                                                 25,522,188
                                               ------------
          LEISURE AND TOURISM - 8.97%
   60,200 Alloy, Inc. +/(1)/..................      323,876
   34,950 Applebee's International, Inc.......    1,352,915
   84,700 Brunswick Corp......................    2,545,235
   27,600 CEC Entertainment, Inc. +...........    1,387,728
   57,500 Cheesecake Factory, Class A +.......    2,493,200
   21,400 Chicago Pizza & Brewery, Inc. +/(1)/      304,522
  122,200 Choice Hotels International, Inc. +.    4,319,770
  203,905 Fairmont Hotels & Resorts, Inc......    5,617,583
   81,850 Hollywood Entertainment Corp. +.....    1,118,071
  239,900 Macrovision Corp. +.................    5,493,710

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          LEISURE AND TOURISM - Continued
  192,475 Marvel Enterprises, Inc. +/(1)/....... $  5,535,581
   66,500 Polaris Industries, Inc./(1)/.........    5,730,305
  135,337 Rare Hospitality International, Inc. +    3,383,425
   77,275 Red Robin Gourmet Burgers, Inc. +/(1)/    2,080,243
  201,085 Ruby Tuesday, Inc.....................    5,855,595
  115,674 SCP Pool Corp. +......................    4,143,443
   65,150 Sonic Corp. +.........................    2,011,180
  123,575 UTI Worldwide, Inc./(1)/..............    4,139,762
                                                 ------------
                                                   57,836,144
                                                 ------------
          MACHINERY - 2.90%
  165,700 Actuant Corp., Class A +..............    5,144,985
   38,675 CARBO Ceramics, Inc...................    1,689,711
    9,600 Cuno, Inc. +..........................      409,056
   43,000 Graco, Inc............................    1,657,650
   18,200 IDEX Corp.............................      718,536
   81,300 Insituform Technologies, Inc.,
           Class A +/(1)/.......................    1,223,565
   71,100 Ionics, Inc. +/(1)/...................    2,285,865
   43,650 Jacobs Engineering Group, Inc. +......    2,005,281
   23,800 Joy Global, Inc. +....................      499,800
   75,400 Layne Christensen Co. +...............      784,160
   54,300 Lindsay Manufacturing Co./(1)/........    1,323,291
   61,975 Wabtec Corp...........................      969,909
                                                 ------------
                                                   18,711,809
                                                 ------------
          MEDICAL - BIOMEDICAL/GENE - 0.20%
    7,200 Alexion Pharmaceuticals, Inc. +/(1)/..      135,000
   32,900 Decode Genetics, Inc. +...............      275,373
   60,800 Exelixis, Inc. +......................      409,184
   27,600 Myriad Genetics, Inc. +/(1)/..........      326,232
   11,500 Regeneron Pharmaceuticals, Inc. +/(1)/      148,120
                                                 ------------
                                                    1,293,909
                                                 ------------
          MEDICAL TECHNOLOGY - 1.58%
   77,700 Alkermes, Inc. +/(1)/.................    1,016,316
  207,475 Andrx Corp. +.........................    4,556,151
   20,300 DJ Orthopedics, Inc. +................      526,785
   18,700 Incyte Genomics, Inc. +...............      113,135
   46,670 Integra LifeSciences Corp. +/(1)/.....    1,464,971
   34,000 Lifeline Systems, Inc. +/(1)/.........    1,190,000
   12,300 Nektar Therapeutics +/(1)/............      162,114

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          MEDICAL TECHNOLOGY - Continued
   76,800 Noven Pharmaceuticals, Inc. +..... $  1,054,464
    8,100 Thoratec Corp. +/(1)/.............      114,129
                                             ------------
                                               10,198,065
                                             ------------
          MERCHANDISING - SPECIALTY - 0.36%
   69,060 Petco Animal Supplies, Inc. +.....    2,310,748
                                             ------------
          METALS - 0.85%
   17,900 Gibraltar Steel Corp..............      436,402
   85,900 Harsco Corp.......................    3,406,794
   52,100 Lihir Gold, Ltd...................       59,233
   48,700 Material Sciences Corp. +.........      462,163
   20,100 NN, Inc...........................      233,562
   19,200 Reliance Steel & Aluminum Co......      566,016
   16,200 Steel Dynamics, Inc. +............      324,324
                                             ------------
                                                5,488,494
                                             ------------
          MISCELLANEOUS - 0.19%
   81,800 Meridian Gold Incorporated +......    1,205,732
                                             ------------
          MOBILE HOMES - 0.04%
    5,100 Winnebago Industries, Inc./(1)/...      281,877
                                             ------------
          OIL AND GAS - 3.76%
   39,200 Atwood Oceanics, Inc. +/(1)/......    1,007,048
    6,400 Cooper Cameron Corp. +............      277,824
  115,600 FMC Technologies, Inc. +..........    2,459,968
   70,400 Forest Oil Corp. +................    1,763,520
  176,100 Grant Prideco, Inc. +.............    2,051,565
   24,600 Hydril Co. +/(1)/.................      587,202
   45,200 Key Energy Services, Inc. +.......      411,772
   24,400 Lone Star Technologies, Inc. +....      337,940
   58,000 Noble Energy, Inc.................    2,299,700
   53,400 Pioneer Natural Resources Co. +...    1,514,424
   68,125 Pride International, Inc. +.......    1,086,594
   78,450 Quicksilver Resources, Inc. +/(1)/    2,362,129
   61,500 Seacor Smit, Inc. +...............    2,345,610
   18,100 Smith International, Inc. +.......      679,474
  250,850 Superior Energy Services, Inc. +..    2,127,208
   54,000 Tom Brown, Inc. +.................    1,509,840
   43,200 Ultra Petroleum Corp. +...........      823,392
   38,400 W-H Energy Services, Inc. +.......      572,160
                                             ------------
                                               24,217,370
                                             ------------

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             63

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          PAPER/FOREST PRODUCTS - 0.26%
  106,300 Buckeye Technologies, Inc. +...... $  1,085,323
   19,500 Constar International, Inc. +.....       99,450
    7,100 Potlatch Corp./(1)/...............      228,975
   14,300 Smurfit-Stone Container Corp. +...      233,948
                                             ------------
                                                1,647,696
                                             ------------
          POLLUTION CONTROL - 1.56%
   80,365 Stericycle, Inc. +................    3,970,031
  128,274 Tetra Tech, Inc. +................    3,270,987
   77,005 Waste Connections, Inc. +.........    2,849,185
                                             ------------
                                               10,090,203
                                             ------------
          PUBLISHING - 1.04%
   61,400 Consolidated Graphics, Inc. +.....    1,845,070
   68,300 New England Business Service, Inc.    2,049,000
   84,115 Scholastic Corp. +................    2,790,936
                                             ------------
                                                6,685,006
                                             ------------
          REAL ESTATE INVESTMENT
          TRUSTS - 1.85%
   57,700 Arden Realty, Inc.................    1,685,994
   62,800 EastGroup Properties, Inc.........    1,956,220
    7,400 Essex Property Trust, Inc.........      473,230
   60,600 Gables Residential Trust..........    1,957,380
   56,700 Glenborough Realty Trust, Inc.....    1,114,155
   44,100 Lasalle Hotel Properties..........      801,738
   25,500 Manufactured Home
           Communities, Inc.................      991,950
    4,000 Parkway Properties, Inc...........      171,920
   20,100 Reckson Associates Realty Corp....      482,400
   73,900 Washington Real Estate
           Investment Trust.................    2,267,252
                                             ------------
                                               11,902,239
                                             ------------
          RETAIL - 4.89%
  188,000 Casey's General Stores, Inc.......    3,284,360
   80,945 Cost Plus, Inc. +.................    3,785,798
   20,600 Finish Line, Inc., Class A +......      630,566
  107,600 Great Atlantic & Pacific
           Tea Co., Inc. +/(1)/.............      817,760
  100,500 Guitar Center, Inc. +/(1)/........    2,921,535
  152,530 Insight Enterprises, Inc. +.......    2,852,311
   37,925 Krispy Kreme Doughnuts, Inc. +....    1,568,957
   76,725 Leapfrog Enterprises, Inc. +/(1)/.    2,409,165

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          RETAIL - Continued
   51,400 Linens 'N Things, Inc. +............ $  1,511,674
   22,200 MarineMax, Inc. +...................      421,800
  115,550 Movie Gallery, Inc. +/(1)/..........    2,044,079
   50,100 Neiman Marcus Group, Inc., Class A +    2,700,390
   43,175 Tractor Supply Co. +/(1)/...........    1,879,839
   73,600 Tuesday Morning Corp. +.............    2,352,256
   27,400 Ultimate Electronics, Inc. +/(1)/...      226,050
   32,300 United Stationers, Inc. +...........    1,303,305
   12,350 Whole Foods Market, Inc. +..........      811,272
                                               ------------
                                                 31,521,117
                                               ------------
          RETIREMENT/AGED CARE - 0.07%
   14,000 Sunrise Assisted Living, Inc. +/(1)/      483,280
                                               ------------
          SAVINGS & LOAN - 0.01%
    4,600 Frankfort First Bancorp, Inc........       94,300
                                               ------------
          SCHOOLS - 1.05%
   27,375 Corinthian Colleges, Inc. +.........    1,750,084
   55,300 Education Management Corp. +........    3,738,280
   11,350 Strayer Education, Inc..............    1,268,135
                                               ------------
                                                  6,756,499
                                               ------------
          SEMICONDUCTORS - 5.85%
  120,200 Actel Corp. +.......................    3,294,682
   22,000 Amis Holdings, Inc. +...............      408,320
      200 Applied Micro Circuits Corp. +......        1,292
  154,600 Artisan Components, Inc. +/(1)/.....    3,195,427
   77,400 ATMI, Inc. +/(1)/...................    1,780,200
  126,700 Brooks Automation, Inc. +...........    3,078,810
   25,600 Emulux Corp. +......................      755,200
  348,575 Entegris, Inc. +....................    4,475,703
   81,100 Exar Corp. +........................    1,572,529
  155,800 Fairchild Semiconductor
           International, Inc., Class A +.....    4,050,800
   13,800 Lattice Semiconductor Corp. +.......      130,686
   10,000 Microsemi Corp. +...................      242,300
  104,600 MKS Instruments, Inc. +.............    2,898,466
  109,900 Mykrolis Corp. +....................    1,740,816
   19,025 Omnivision Technologies, Inc. +/(1)/    1,239,669
  254,950 Semtech Corp. +.....................    6,195,285
   78,575 Sigmatel, Inc. +....................    2,124,668
   28,400 Tessera Technologies, Inc. +........      518,300
                                               ------------
                                                 37,703,153
                                               ------------

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          TELECOMMUNICATIONS - 2.76%
   88,500 Harris Corp........................... $  3,431,145
  102,950 KVH Industries, Inc. +/(1)/...........    3,247,043
   30,300 PECO II, Inc. +.......................       36,663
  193,475 Powerwave Technologies, Inc. +/(1)/...    1,441,389
  270,000 PTEK Holdings, Inc. +/(1)/............    2,354,400
   29,025 SafeNet, Inc. +/(1)/..................      964,791
   44,100 Spectrasite, Inc. +...................    1,547,910
  730,125 Stratex Networks, Inc. +..............    2,599,245
    6,207 Stratos Lightwave, Inc. +/(1)/........       46,490
   32,500 Tekelec +.............................      542,750
   34,400 West Corp. +..........................      815,280
   40,100 Western Wireless Corp., Class A +/(1)/      748,667
                                                 ------------
                                                   17,775,773
                                                 ------------
          TEXTILE - PRODUCTS - 0.28%
    1,700 Culp, Inc. +/(1)/.....................       19,142
    6,800 Dan River, Inc., Class A +/(1)/.......        5,236
   50,100 G&K Services, Inc., Class A...........    1,814,622
                                                 ------------
                                                    1,839,000
                                                 ------------
          THERAPEUTICS - 1.25%
   11,500 Abgenix, Inc. +/(1)/..................      129,605
   30,800 Amylin Pharmaceuticals, Inc. +/(1)/...      806,036
    8,700 CV Therapeutics, Inc. +/(1)/..........      156,339
   27,000 Medicines Co. +.......................      738,990
   64,500 MGI Pharma, Inc. +/(1)/...............    2,474,865
   34,400 Neurocrine Biosciences, Inc. +........    1,817,352
   25,700 NPS Pharmaceuticals, Inc. +/(1)/......      775,626
    4,800 Onyx Pharmaceuticals, Inc. +..........      138,144
   22,500 Trimeris, Inc. +/(1)/.................      513,675
   32,200 Tularik, Inc. +/(1)/..................      482,356
                                                 ------------
                                                    8,032,988
                                                 ------------
          UTILITIES - COMMUNICATION - 0.12%
   20,400 Commonwealth Telephone
           Enterprises, Inc. +/(1)/.............      767,448
                                                 ------------
          UTILITIES - ELECTRIC - 0.37%
   52,400 Cleco Corp............................      931,672
   53,200 El Paso Electric Co. +................      675,640
   33,100 UniSource Energy Corp.................      811,943
                                                 ------------
                                                    2,419,255
                                                 ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

64

  NUMBER                                                       MARKET
 OF SHARES                                                     VALUE
- -------------------------------------------------------------------------
             UTILITIES - GAS, DISTRIBUTION - 1.15%
    385,325  National-Oilwell, Inc. +...................... $  7,413,653
                                                            ------------
             WATER SERVICES - 0.00%
      3,200  Waterlink, Inc. +.............................          160
                                                            ------------
             TOTAL COMMON STOCK
             (Cost $528,887,509)...........................  628,055,438
                                                            ------------
    PAR
   VALUE
- -------------
             SHORT-TERM INVESTMENTS - 18.03%
             COLLECTIVE INVESTMENT POOL - 15.14
$97,638,894  Securities Lending Quality Trust/(2)/.........   97,638,894
                                                            ------------
             REGISTERED INVESTMENT
             COMPANIES - 0.58%
  3,742,480  T. Rowe Price Reserve Investment Fund.........    3,742,480
                                                            ------------
             COMMERCIAL PAPER - 2.31%
  8,119,000  Cafco, LLC:
               1.04% due 12/1/03...........................    8,119,000
  1,290,000  Morgan Stanley
               1.04% due 12/1/03...........................    1,290,000
  5,500,000  Transamerica Finance Corp. Yrs 1+2:
               0.99% due 12/1/03...........................    5,500,000
                                                            ------------
                                                              14,909,000
                                                            ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $116,290,374)...........................  116,290,374
                                                            ------------
             TOTAL INVESTMENTS
             (Cost $645,177,883) - 115.43%.................  744,345,812
             Other assets and liabilities,
              net - (15.43)%...............................  (99,520,761)
                                                            ------------
             NET ASSETS - 100%............................. $644,825,051
                                                            ------------
             + Non-income producing
             /(1)/ The security or a portion thereof is out
              on loan (see Note 2).
             /(2)/ The security is purchased with the
              cash collateral received from
              securities loaned.

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

          SMALL CAP INDEX FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             65

 NUMBER                                                    MARKET
OF SHARES                                                  VALUE
- ---------------------------------------------------------------------
          COMMON STOCK - 85.96%
          ADVERTISING - 0.34%
   11,989 ADVO, Inc.................................... $     362,188
   12,039 APAC Customer Services, Inc. +...............        33,830
   15,388 Catalina Marketing Corp. +...................       285,140
    2,856 Cross Media Marketing Corp. +................             3
      353 Grey Global Group, Inc.......................       238,363
    7,950 R.H. Donnelley Corp. +.......................       319,987
    6,775 ValueVision Media, Inc., Class A +/(1)/......       105,012
                                                        -------------
                                                            1,344,523
                                                        -------------
          AEROSPACE/DEFENSE - 1.03%
   12,776 AAR Corp. +..................................       133,637
    8,169 Armor Holdings, Inc. +.......................       198,098
    3,311 Curtiss-Wright Corp..........................       271,204
    9,772 DRS Technologies, Inc. +.....................       258,958
    2,674 Ducommun, Inc. +.............................        59,550
    6,207 EDO Corp.....................................       129,106
    6,936 Engineered Support Systems, Inc..............       367,608
    8,355 Esterline Technologies Corp. +...............       193,669
    4,495 Fairchild Corp., Class A +...................        22,924
   12,581 Gencorp, Inc.................................       125,936
    5,261 Heico Corp./(1)/.............................        97,171
    4,351 Herley Industries, Inc. +/(1)/...............        84,061
    8,773 Kaman Corp., Class A.........................       112,909
    6,103 Moog, Inc., Class A +........................       265,480
    2,303 MTC Technologies, Inc. +.....................        68,975
   24,379 Northwest Airlines Corp., Class A +/(1)/.....       322,047
   18,486 Orbital Sciences Corp., Class A +/(1)/.......       169,517
    1,422 Sequa Corp., Class A +.......................        67,900
   12,907 Teledyne Technologies, Inc. +................       221,742
   31,855 Titan Corp. +................................       680,104
    5,730 Triumph Group, Inc. +........................       186,741
    4,121 United Industrial Corp.......................        70,263
                                                        -------------
                                                            4,107,600
                                                        -------------
          AIRLINES - 0.85%
   26,475 Airtran Holdings, Inc. +/(1)/................       390,771
    9,436 Alaska Air Group, Inc. +.....................       271,379
   11,943 America West Holdings Corp.,
           Class B +/(1)/..............................       180,339
   62,742 AMR Corp. +/(1)/.............................       804,980
   16,677 Atlantic Coast Airlines Holdings, Inc. +/(1)/       182,280
      270 Atlas Air Worldwide Holdings, Inc. +/(1)/....           181
   26,373 Continental Airlines, Inc., Class B +/(1)/...       491,856

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- -------------------------------------------------------------------
          AIRLINES - Continued
   12,066 ExpressJet Holdings, Inc. +................ $     189,557
   11,897 Frontier Airlines, Inc. +..................       192,494
    3,815 MAIR Holdings, Inc. +......................        29,032
   10,574 Mesa Air Group, Inc. +/(1)/................       127,417
    4,472 Old Dominion Freight Lines, Inc. +.........       142,523
   23,125 SkyWest, Inc...............................       398,906
                                                      -------------
                                                          3,401,715
                                                      -------------
          APPAREL & PRODUCTS - 2.24%
    7,645 Aeropostale, Inc. +........................       238,448
   20,951 American Eagle Outfitters, Inc. +..........       386,546
   17,892 AnnTaylor Stores Corp. +@..................       711,028
    1,883 Bebe Stores, Inc. +/(1)/...................        53,308
    2,653 Blair Corp.................................        66,325
    7,126 Brown Shoe Co., Inc........................       248,911
    3,007 Buckle, Inc................................        65,793
   12,117 Casual Male Retail Group, Inc. +/(1)/......       104,206
    6,693 Cato Corp., Class A........................       139,750
    4,549 Charlotte Russe Holding, Inc. +............        68,462
   40,882 Charming Shoppes, Inc. +...................       254,695
    2,473 Cherokee, Inc./(1)/........................        55,519
    5,027 Children's Place Retail Stores, Inc. +/(1)/       144,124
   14,106 Christopher & Banks Corp...................       381,567
    8,106 DHB Industries, Inc. +/(1)/................        60,957
    7,620 Dress Barn, Inc. +.........................       111,557
    7,683 Footstar, Inc. +/(1)/......................        38,645
    8,723 Genesco, Inc. +/(1)/.......................       141,313
    7,379 Goody's Family Clothing, Inc...............        78,365
    3,028 Guess ?, Inc. +............................        42,998
   11,793 Gymboree Corp. +...........................       200,599
      800 Hampshire Group, Ltd. +....................        24,824
   18,907 Hot Topic, Inc. +/(1)/.....................       563,429
    6,895 J. Jill Group, Inc. +/(1)/.................        87,842
    4,834 K-Swiss, Inc., Class A.....................       235,464
   10,531 Kellwood Co................................       402,705
    2,268 Kenneth Cole Productions, Inc.,
           Class A/(1)/..............................        67,813
    5,549 Maxwell Shoe Co., Class A +................        97,607
    9,939 Oakley, Inc................................       130,201
    3,155 OshKosh B'Gosh, Inc., Class A..............        68,148
    2,313 Oxford Industries, Inc./(1)/...............       157,932
   28,350 Pacific Sunwear of California, Inc. +@.....       645,246
   27,269 Payless ShoeSource, Inc. +.................       351,225
    1,468 Perry Ellis International, Inc. +/(1)/.....        35,615

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          APPAREL & PRODUCTS - Continued
   10,000 Phillips-Van Heusen Corp............. $     176,000
   21,769 Quiksilver, Inc. +...................       391,407
   10,557 Russell Corp.........................       194,143
    2,904 Shoe Carnival, Inc. +/(1)/...........        52,504
    7,457 Skechers U.S.A., Inc., Class A +/(1)/        55,406
    5,885 Stage Stores, Inc. +/(1)/............       181,552
    8,122 Stein Mart, Inc. +...................        72,367
    4,007 Steven Madden, Ltd. +................        85,670
   14,767 Stride Rite Corp.....................       170,854
   13,698 Too, Inc. +..........................       249,988
   16,370 Unifi, Inc. +........................        83,978
    7,220 Vans, Inc. +/(1)/....................        92,416
   13,882 Warnaco Group, Inc. +................       214,199
    8,948 Wet Seal, Inc. +/(1)/................        91,896
    1,125 Weyco Group, Inc.....................        36,563
   16,003 Wolverine World Wide, Inc............       332,702
                                                -------------
                                                    8,942,812
                                                -------------
          APPLIANCES/FURNISHINGS - 0.23%
    2,196 American Woodmark Corp./(1)/.........       114,192
    7,674 Applica, Inc.........................        56,020
    4,035 Bassett Furniture Industries, Inc....        66,174
    6,616 Emerson Radio Corp. +................        23,222
    9,010 Griffon Corp. +......................       175,875
    6,342 Haverty Furniture Cos., Inc..........       135,465
    1,220 Hooker Furniture Corp................        51,228
   17,453 Interface, Inc., Class A +...........        99,308
    8,828 Kimball International, Inc., Class B.       130,831
    1,971 Stanley Furniture Co., Inc...........        62,895
                                                -------------
                                                      915,210
                                                -------------
          AUTOMOTIVE - 1.49%
    9,553 Aaron Rents, Inc., Class B...........       202,524
   16,655 Acuity Brands, Inc...................       397,222
    5,633 Aftermarket Technology Corp. +.......        74,975
    1,628 America's Car Mart, Inc. +/(1)/......        47,798
    6,677 AO Smith Corp........................       234,630
    4,861 Asbury Automotive Group, Inc. +......        81,179
    2,649 ASV, Inc. +..........................        75,020
   12,580 Collins & Aikman Corp. +.............        44,911
   26,235 Cooper Tire & Rubber Co..............       524,962
   13,330 CSK Auto Corp. +.....................       243,139
    6,115 Dura Automotive Systems, Inc. +......        63,046
   60,483 Goodyear Tire & Rubber Co. +/(1)/....       408,260

- -----------------------------------------------------------------------------

                                                              November 30, 2003

66

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- -----------------------------------------------------------------
          AUTOMOTIVE - Continued
    6,558 Group 1 Automotive, Inc. +............... $     227,563
    9,804 Kaydon Corp..............................       239,414
    4,609 Keystone Automotive Industries, Inc. +...       112,321
    5,199 Lithia Motors, Inc., Class A.............       129,039
    5,623 Midas, Inc. +/(1)/.......................        85,188
    9,305 Modine Manufacturing Co..................       237,371
    3,787 Monro Muffler Brake, Inc. +..............        83,882
   12,145 Oshkosh Truck Corp., Class B.............       569,600
   19,267 Pep Boys-Manny, Moe & Jack...............       394,973
    2,863 Raytech Corp. +..........................        10,593
      561 Sports Resorts International, Inc. +/(1)/         2,923
    2,633 Standard Motor Products, Inc.,
           Class A.................................        26,462
    1,276 Strattec Security Corp. +................        75,922
    8,957 Superior Industries International, Inc...       398,407
    6,740 TBC Corp. +..............................       199,706
   16,802 Tenneco Automotive, Inc. +...............        93,251
   22,554 Tower Automotive, Inc. +.................       102,621
    6,403 United Auto Group, Inc...................       158,154
   52,437 Visteon Corp.............................       411,630
                                                    -------------
                                                        5,956,686
                                                    -------------
          AUTO - REPLACEMENT PARTS - 0.08%
   10,922 Sonic Automotive, Inc., Class A..........       245,199
   19,857 Valence Technology, Inc. +/(1)/..........        71,485
                                                    -------------
                                                          316,684
                                                    -------------
          BANKS - 7.54%
    5,080 1st Source Corp./(1)/....................       114,046
    3,915 ABC Bancorp..............................        65,850
    3,901 Alabama National Bancorp.................       210,654
    5,150 Allegiant Bancorp, Inc./(1)/.............       144,457
    9,968 Amcore Financial, Inc....................       271,628
    1,826 American National Bankshares, Inc./(1)/..        48,152
    3,683 AmericanWest Bancorp +...................        82,499
    3,350 Arrow Financial Corp./(1)/...............        92,963
    1,442 BancFirst Corp...........................        81,170
    2,685 BancTrust Financial Group, Inc...........        42,342
    5,299 Bank of Granite Corp.....................       126,858
    1,945 Bank of The Ozarks, Inc./(1)/............        82,468
    3,993 Banner Corp..............................       100,424
   25,533 Bay View Capital Corp. +.................       154,985
    8,052 Boston Private Financial
           Holdings, Inc./(1)/.....................       208,788

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          BANKS - Continued
    2,828 Bryn Mawr Bank Corp./(1)/............... $      67,165
    3,235 BSB Bancorp, Inc........................       104,652
    1,344 C&F Financial Corp./(1)/................        61,152
    3,212 Camden National Corp....................        93,148
    3,522 Capital City Bank Group, Inc./(1)/......       162,012
    1,984 Capital Corp. of the West +.............        75,690
    3,548 Capitol Bancorp, Ltd....................       102,182
    5,043 Cascade Bancorp.........................       102,877
    8,863 Cathay Bancorp, Inc.....................       460,876
    2,054 Cavalry Bancorp, Inc./(1)/..............        39,909
    1,729 CB Bancshares, Inc......................       109,411
    3,389 CCBT Financial Cos., Inc................        89,775
    3,017 Center Bancorp, Inc./(1)/...............        64,051
    1,853 Center Financial Corp...................        46,269
    3,275 Central Coast Bancorp +.................        60,588
    5,756 Central Pacific Financial Corp..........       158,866
    1,287 Century Bancorp, Inc., Class A/(1)/.....        47,889
    9,503 Chemical Financial Corp.................       344,484
   17,357 Citizens Banking Corp...................       547,093
    3,220 City Bank/(1)/..........................       109,738
    6,669 City Holding Co.........................       237,416
    1,463 CNB Financial Corp./(1)/................        65,762
    3,306 CoBiz, Inc./(1)/........................        59,640
    2,200 Columbia Bancorp........................        64,570
    3,027 Columbia Bankcorp/OR/(1)/...............        51,156
    5,360 Columbia Banking System, Inc............       112,560
    1,357 Commercial Bankshares, Inc./FL..........        45,568
   17,743 Commercial Federal Corp.................       479,061
    1,650 Community Bank of Northern Virginia/(1)/        31,350
    4,564 Community Bank Systems, Inc.............       222,267
    3,254 Community Bks., Inc.....................       126,092
   14,606 Community First Bankshares, Inc.........       416,563
    5,413 Community Trust Bancorp, Inc............       177,438
    3,100 Corus Bankshares, Inc...................       193,130
   13,223 CVB Financial Corp......................       270,675
    9,076 East West Bancorp, Inc..................       475,401
    1,945 Eastern Virginia Bankshares, Inc./(1)/..        60,198
    1,672 Exchange National Bancshares, Inc./(1)/.        59,189
    2,405 Farmers Capital Bank Corp...............        82,612
    1,641 FFLC Bancorp, Inc.......................        48,574
    3,347 Financial Institutions, Inc.............        87,859
    2,983 First Bancorp North Carolina............        92,473
    3,538 First Busey Corp., Class A/(1)/.........        95,561
   11,936 First Charter Corp./(1)/................       243,017

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          BANKS - Continued
    1,676 First Citizens Banc Corp........... $      52,040
    2,448 First Citizens BancShares, Inc.,
           Class A...........................       270,235
   23,670 First Commonwealth Financial Corp..       344,398
    4,956 First Community Bancorp............       182,777
    3,847 First Community Bancshares, Inc....       141,108
    1,269 First Federal Financial of Kentucky        37,436
   12,993 First Financial Bancorp............       207,888
    5,491 First Financial Bankshares, Inc....       232,873
    5,450 First Financial Corp...............       162,301
    1,371 First M & F Corp...................        49,822
    7,377 First Merchants Corp...............       187,007
    3,080 First National Corp................        98,006
    2,578 First Oak Brook Bancshares, Inc.,
           Class A...........................        80,176
    1,357 First of Long Island Corp..........        58,093
    4,180 First Republic Bank................       155,705
    1,237 First South Bancorp, Inc./(1)/.....        45,905
    2,975 First State Bancorp................       102,608
    2,441 First United Corp..................        60,000
    2,167 Firstbank Corp./MI.................        69,344
    2,329 FNB Corp...........................        68,938
    1,982 FNB Corp., Inc.....................        45,427
    1,840 Foothill Independent Bancorp.......        41,952
    1,320 Franklin Financial Corp............        40,484
   24,427 Fremont General Corp./(1)/.........       426,984
    6,171 Frontier Financial Corp............       211,604
    1,785 GB&T Bancshares, Inc...............        41,466
    3,724 German American Bancorp/(1)/.......        69,043
    7,158 Glacier Bancorp, Inc...............       226,694
   14,133 Gold Banc Corp., Inc...............       186,556
    2,272 Great Southern Bancorp, Inc........        97,128
   19,398 Greater Bay Bancorp/(1)/...........       504,348
    2,072 Greater Community Bancorp..........        37,337
    2,348 Greene County Bancshares, Inc./(1)/        56,352
    5,370 Hancock Holding Co.................       307,432
    3,715 Hanmi Financial Corp...............        76,789
    9,538 Harleysville National Corp./(1)/...       293,580
    2,491 Heartland Financial USA, Inc.......        72,613
    4,506 Heritage Commerce Corp. +..........        56,325
    4,959 Humboldt Bancorp/(1)/..............        86,634
    2,690 Iberiabank Corp....................       155,966
    1,043 IBT Bancorp, Inc./Pa...............        55,216
    4,720 Independent Bank Corp. (MA)........       138,060

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             67

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
          BANKS - Continued
    7,938 Independent Bank Corp. (MI)........... $     231,393
    6,140 Integra Bank Corp.....................       137,229
    4,479 Interchange Financial Services Corp...       102,838
    6,250 Irwin Financial Corp./(1)/............       189,125
    4,822 Lakeland Bancorp, Inc./(1)/...........        77,152
    2,061 Lakeland Financial Corp...............        73,660
    1,875 LNB Bancorp, Inc......................        39,094
    6,937 Local Financial Corp.+................       137,838
    3,403 LSB Bancshares, Inc...................        64,215
    3,355 Macatawa Bank Corp....................        94,946
    5,356 Main Street Bks., Inc./(1)/...........       141,827
    2,390 Mainsource Financial Group, Inc.......        74,688
    4,607 MB Financial, Inc.....................       239,380
    6,416 MBT Financial Corp....................       114,718
    1,929 Mercantile Bank Corp..................        66,165
    1,610 Merchants Bancshares, Inc.............        47,495
    9,412 Mid-State Bancshares..................       243,300
    4,291 Midwest Banc Holdings, Inc............        93,973
    3,537 Nara Bancorp, Inc.....................        77,496
    1,409 National Bankshares, Inc./VA..........        69,393
    8,728 National Penn Bancshares, Inc./(1)/...       292,388
    2,679 NBC Capital Corp./(1)/................        72,708
   13,005 NBT Bancorp, Inc./(1)/................       284,549
   19,243 NetBank, Inc..........................       252,083
    1,164 Northern States Financial Corp./(1)/..        35,095
    1,320 Oak Hill Financial, Inc...............        40,920
      925 Old Point Financial, Corp./(1)/.......        30,525
    2,151 Old Second Bancorp, Inc...............       108,539
    3,255 Omega Financial Corp..................       123,690
    5,194 Oriental Financial Group, Inc.........       141,796
    2,829 PAB Bankshares, Inc./(1)/.............        42,774
   13,791 Pacific Capital Bancorp...............       509,577
    1,601 Pacific Union Bank....................        36,647
    2,676 Patriot Bank Corp.....................        59,541
    2,695 Peapack Gladstone Financial Corp./(1)/        83,545
    3,055 Pennrock Financial Services Corp......       100,051
    1,335 Penns Woods Bancorp, Inc..............        59,928
    4,053 Peoples Bancorp, Inc./(1)/............       115,348
    2,230 Peoples Holding Co....................       110,965
    2,279 PrivateBancorp, Inc...................        96,584
    5,145 Prosperity Bancshares, Inc./(1)/......       111,441
    9,212 Provident Bankshares Corp./(1)/.......       267,701
    7,347 R&G Financial Corp., Class B..........       277,790
   20,120 Republic Bancorp, Inc.................       276,650

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- ---------------------------------------------------------------
          BANKS - Continued
    2,867 Republic Bancorp, Inc., Class A/(1)/... $      56,480
    3,032 Republic Bancshares, Inc...............        90,445
    1,794 Resource Bankshares Corp./VA...........        56,152
    6,272 Riggs National Corp....................       107,628
    1,719 Royal Bancshares of Pennsylvania, Inc.,
           Class A...............................        45,725
   10,562 S&T Bancorp, Inc.......................       320,874
    5,818 Sandy Spring Bancorp, Inc./(1)/........       232,138
    1,938 Santander Bancorp......................        47,597
    4,565 Seacoast Banking Corp. of Florida/(1)/.        80,846
    3,252 Second Bancorp, Inc....................        92,032
    1,511 Security Bank Corp./(1)/...............        46,569
    2,156 Shore Bancshares, Inc./(1)/............        90,768
    2,030 Sierra Bancorp.........................        34,490
   11,837 Silicon Valley Bancshares +/(1)/.......       434,773
    5,676 Simmons First National Corp., Class A..       150,584
   18,712 South Financial Group, Inc.............       533,292
    2,413 Southern Financial Bancorp, Inc........       101,949
    3,544 Southside Bancshares, Inc./(1)/........        60,868
   11,337 Southwest Bancorp of Texas, Inc........       433,414
    4,261 Southwest Bancorp, Inc.................        74,781
    2,691 State Bancorp, Inc.....................        60,278
    2,054 State Financial Services Corp.,
           Class A...............................        54,534
    5,201 Sterling Bancorp.......................       152,441
   15,892 Sterling Bancshares, Inc...............       201,987
    6,790 Sterling Financial Corp. (PA)/(1)/.....       191,003
    4,429 Suffolk Bancorp/(1)/...................       159,710
    2,092 Summit Bancshares, Inc.................        58,639
    2,178 Sun Bancorp, Inc./(1)/.................        45,411
    2,574 Sun Bancorp, Inc.-NJ +/(1)/............        58,301
   15,916 Susquehanna Bancshares, Inc............       423,684
    4,218 SY Bancorp, Inc./(1)/..................        94,357
    1,522 Taylor Capital Group, Inc..............        39,237
    9,405 Texas Regional Bancshares, Inc.,
           Class A...............................       349,866
    3,263 Tompkins Trustco, Inc..................       157,440
    2,106 TriCo Bancshares.......................        69,814
    7,432 Trust Co. of New Jersey................       254,174
   29,881 TrustCo Bank Corp. NY..................       416,840
    4,981 U.S.B. Holding Co., Inc................        96,631
   16,902 UCBH Holdings, Inc.....................       660,868
    6,571 UMB Financial Corp.....................       320,599
   11,329 Umpqua Holdings Corp...................       243,573

 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- ------------------------------------------------------------------
          BANKS - Continued
    3,047 Union Bankshares Corp..................... $      98,875
    7,318 United Community Bks., Inc./(1)/..........       247,056
    7,598 United National Bancorp...................       271,553
    2,580 United Security Bancshares/AL/(1)/........        78,690
    1,370 United Security Bancshares/CA/(1)/........        36,305
    8,671 Unizan Financial Corp.....................       186,426
    1,917 Virginia Commerce Bancorp +/(1)/..........        61,344
    2,872 Virginia Financial Group, Inc.............       109,280
   18,574 W Holding Co., Inc........................       491,282
    5,247 Washington Trust Bancorp, Inc.............       144,922
    1,962 Wayne Bancorp, Inc./OH....................        56,015
    7,214 WesBanco, Inc.............................       200,693
    6,443 West Bancorp./(1)/........................       115,008
    6,101 West Coast Bancorp/(1)/...................       132,636
    1,421 Western Sierra Bancorp +/(1)/.............        62,027
    6,980 Wintrust Financial Corp./(1)/.............       312,634
    3,139 Yadkin Valley Bank & Trust Co./(1)/.......        55,149
    3,323 Yardville National Bancorp................        76,097
                                                     -------------
                                                        30,091,437
                                                     -------------
          BEVERAGES - 0.12%
    2,939 Boston Beer Co., Inc., Class A +/(1)/.....        54,078
    1,448 Coca-Cola Bottling Co. Cons...............        77,772
      296 Farmer Brothers Co./(1)/..................        94,720
    1,421 Green Mountain Coffee, Inc. +.............        33,024
    1,449 National Beverage Corp. +.................        21,851
    4,222 Peet's Coffee & Tea, Inc. +/(1)/..........        71,014
    3,769 Robert Mondavi Corp., Class A +...........       131,915
                                                     -------------
                                                           484,374
                                                     -------------
          BROADCASTING - 0.75%
    4,863 4Kids Entertainment, Inc. +/(1)/..........       130,572
    3,353 Acme Communications, Inc. +...............        28,501
    1,636 Beasley Broadcast Group, Inc.,
           Class A +................................        24,249
    5,029 Crown Media Holdings, Inc., Class A +/(1)/        44,305
   17,270 Cumulus Media, Inc., Class A +............       329,857
   11,528 Digital Generation Systems, Inc. +........        21,557
   17,796 Emmis Communications Corp.,
           Class A +................................       403,257
    1,975 Fisher Communications, Inc. +.............        95,274
   16,002 Gray Television, Inc......................       207,386
    6,515 Liberty Corp..............................       289,592
   10,715 Lin TV Corp., Class A +...................       240,552

- -----------------------------------------------------------------------------

                                                              November 30, 2003

68

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          BROADCASTING - Continued
    4,199 Lodgenet Entertainment Corp. +....... $      75,792
   20,084 Mediacom Communications Corp.,
           Class A +...........................       154,848
   11,873 Paxson Communications Corp. +........        56,990
    1,256 Pegasus Communications Corp.,
           Class A +/(1)/......................        25,208
    9,946 Pegasus Solutions, Inc. +/(1)/.......       118,158
   13,988 Regent Communications, Inc. +........        91,062
    5,443 Saga Communications, Inc.,
           Class A +...........................        95,089
    3,484 Salem Communications Corp.,
           Class A +...........................        86,299
   15,247 Sinclair Broadcast Group, Inc.,
           Class A +/(1)/......................       174,883
   12,689 Spanish Broadcasting System, Inc.,
           Class A +...........................       127,524
    4,859 World Wrestling Entertainment, Inc.,
           Class A.............................        55,976
    5,028 Young Broadcasting, Inc., Class A +..        99,806
                                                -------------
                                                    2,976,737
                                                -------------
          BUILDING MATERIALS - 0.94%
    8,943 Apogee Enterprises, Inc..............       105,796
    4,919 Barnes Group, Inc....................       147,226
    2,618 Centex Construction Productions, Inc.       153,415
    2,482 Drew Industries, Inc. +..............        66,865
    7,833 Elkcorp..............................       199,115
    4,828 Genlyte Group, Inc. +................       255,208
   17,584 Lennox International, Inc............       298,928
    7,161 LSI Industries, Inc..................        89,154
   11,425 Mathews International Corp., Class A.       325,270
    1,211 Mestek, Inc. +.......................        22,767
    7,514 NCI Building Systems, Inc. +.........       175,001
    6,573 Perini Corp. +.......................        59,223
   15,141 Shaw Group, Inc. +/(1)/..............       197,136
    5,958 Simpson Manufacturing Co., Inc. +....       293,134
    8,449 Texas Industries, Inc................       246,795
    2,994 Trex Co., Inc. +/(1)/................       110,628
   14,674 USG Corp. +/(1)/.....................       221,137
    7,530 Watsco, Inc..........................       174,997
   14,911 York International Corp..............       595,694
                                                -------------
                                                    3,737,489
                                                -------------

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          CHEMICAL - 1.73%
    3,563 Aceto Corp......................... $      68,762
   12,792 Albemarle Corp.....................       362,014
    7,919 Arch Chemicals, Inc................       181,266
    7,381 Cabot Microelectronics Corp. +/(1)/       391,857
   45,880 Crompton Corp......................       277,574
    5,858 Ethyl Corp. +......................       119,503
   14,240 Ferro Corp.........................       323,248
   14,119 FMC Corp. +........................       422,723
   11,175 Georgia Gulf Corp..................       318,264
   14,527 Great Lakes Chemical Corp..........       329,908
   11,386 H.B. Fuller Co.....................       303,665
   36,290 Hercules, Inc. +...................       364,352
    8,902 Hexcel Corp. +/(1)/................        61,780
   10,863 MacDermid, Inc.....................       356,306
   25,469 Millennium Chemicals, Inc./(1)/....       275,575
    6,970 Minerals Technologies, Inc.........       372,547
    2,947 NL Industries, Inc.................        52,692
    4,009 Octel Corp.........................        77,654
   21,573 Olin Corp..........................       392,844
   11,375 Om Group Inc. +....................       275,389
   13,200 Omnova Solutions, Inc. +...........        48,180
   36,791 PolyOne Corp. +....................       218,906
    3,159 Quaker Chemical Corp...............        82,861
   11,825 Schulman (A), Inc..................       231,179
   42,003 Solutia, Inc.......................       115,508
    9,247 Spartech Corp......................       203,434
    2,064 Stepan Co..........................        51,724
    9,291 Symyx Technologies, Inc. +.........       185,355
   10,733 Valhi, Inc./(1)/...................       148,330
   26,294 W.R. Grace & Co. +.................        71,520
    6,648 WD-40 Co...........................       237,998
                                              -------------
                                                  6,922,918
                                              -------------
          COAL - 0.22%
   18,491 Arch Coal, Inc.....................       489,827
   24,656 Massey Energy Co...................       342,718
    2,508 Westmoreland Coal Co. +............        35,087
                                              -------------
                                                    867,632
                                              -------------
          COMMERCIAL SERVICES - 2.69%
    2,141 1-800 Contacts, Inc. +/(1)/........        45,282
    7,534 1-800-FLOWERS.COM, Inc.,
           Class A +.........................        88,223
   15,098 ABM Industries, Inc................       239,303

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
          COMMERCIAL SERVICES - Continued
    7,867 Administaff, Inc. +/(1)/.............. $     117,690
    3,895 Advisory Board Co. +..................       143,024
   14,881 Alderwoods Group, Inc. +..............       131,846
   11,940 Arbitron, Inc. +......................       509,838
    1,655 Blount International, Inc. +..........         9,947
    2,790 Central European
           Distribution Corp. +/(1)/............        87,662
    7,255 Central Parking Corp./(1)/............       101,207
   32,538 Century Business Services, Inc. +.....       151,302
    2,882 Ceradyne, Inc. +......................       123,090
    2,914 Charles River Associates, Inc. +......        95,142
    6,261 Clark, Inc. +.........................       102,743
    4,942 Cornell Cos., Inc. +..................        62,269
   14,043 Corrections Corp. of America +........       393,204
    5,328 CoStar Group, Inc. +..................       223,776
    3,249 CPI Corp..............................        74,890
   66,151 Crown Holdings, Inc. +................       496,133
   19,204 Dycom Industries, Inc. +..............       486,821
    6,700 Electro Rent Corp. +..................        93,130
    6,395 Euronet Worldwide, Inc. +/(1)/........       107,628
    7,642 First Consulting Group, Inc. +........        40,273
   16,525 FTI Consulting, Inc. +/(1)/...........       363,054
    5,170 Greif Brothers Corp., Class A.........       175,780
    3,755 Healthcare Services Group, Inc........        74,312
    2,202 ICT Group, Inc. +.....................        29,639
    8,991 iDine Rewards Network, Inc. +/(1)/....        98,002
    3,502 Insurance Auto Auctions, Inc. +.......        44,475
   12,696 Integrated Electrical Services, Inc. +        99,537
   14,470 Kroll, Inc. +.........................       346,557
    3,199 Landauer, Inc.........................       120,282
    2,777 Maritrans, Inc........................        46,126
    6,181 Maximus, Inc. +/(1)/..................       234,260
    3,047 McGrath Rent Corp.....................        83,457
    2,992 MemberWorks, Inc. +/(1)/..............        81,173
    5,316 Mobile Mini, Inc. +/(1)/..............       104,885
   16,769 Navigant Consulting, Inc. +/(1)/......       290,104
    8,948 Pacer International, Inc. +...........       187,282
   10,288 Parexel International Corp. +.........       190,122
    1,463 Petroleum Helicopters, Inc. +.........        36,209
   16,079 Plexus Corp. +........................       285,402
    6,304 Pre-Paid Legal Services, Inc. +/(1)/..       167,750
   15,678 PRG-Shultz International, Inc. +/(1)/.        77,606
    9,300 ProcureNet, Inc. /(3)/................            93
   29,363 Quanta Services, Inc. +/(1)/..........       224,627
    2,647 Raven Industries, Inc.................        73,296

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             69

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
          COMMERCIAL SERVICES - Continued
    8,470 Rent-Way, Inc. +...................... $      62,763
    6,576 Right Management Consultants, Inc. +..       117,513
    7,650 Rollins, Inc..........................       170,442
    3,941 Roto-Rooter, Inc......................       145,068
   47,864 Safeguard Scientifics, Inc. +.........       163,695
    2,100 SFBC International, Inc. +............        54,075
    4,338 Silgan Holdings, Inc. +...............       149,444
    4,881 SM&A +................................        57,547
   17,881 Sotheby's Holdings, Inc., Class A +...       207,420
    4,643 Source Interlink Cos., Inc. +/(1)/....        44,991
    6,116 Sourcecorp, Inc. +....................       149,597
    4,206 Startek, Inc..........................       162,646
    6,707 Stewart Information Services Corp.....       259,091
   13,905 TeleTech Holdings, Inc. +.............       139,745
   21,329 United Rentals, Inc. +................       395,013
    6,410 URS Corp. +...........................       146,148
    3,180 Volt Information Sciences, Inc. +.....        64,872
    3,712 Wackenhut Corrections Corp. +.........        80,365
   10,029 Washington Group
           International, Inc. +................       336,172
   13,215 Watson Wyatt & Co. Holdings, Class A +       317,424
   10,780 Wireless Facilities, Inc. +...........       156,633
                                                 -------------
                                                    10,739,117
                                                 -------------
          CONGLOMERATES - 0.09%
   14,109 Trinity Industries, Inc./(1)/.........       366,129
                                                 -------------
          CONSUMER SERVICE - 0.03%
    8,104 Advanta Corp., Class B................       104,055
                                                 -------------
          DRUGS - 2.02%
    5,592 aaiPharma, Inc. +/(1)/................       101,663
    5,287 Able Laboratories, Inc. +/(1)/........        97,968
   12,663 Adolor Corp. +........................       249,841
   15,523 Alpharma, Inc., Class A...............       312,788
   13,511 Alteon, Inc. +/(1)/...................        22,698
    7,898 Antigenics, Inc. +/(1)/...............        97,461
   14,615 Atherogenics, Inc. +..................       208,995
    8,240 Atrix Labs, Inc. +/(1)/...............       166,942
    8,306 AVI Biopharma, Inc. +/(1)/............        40,699
    5,148 Bentley Pharmaceuticals, Inc. +.......        63,063
   12,355 Biopure Corp., Class A +/(1)/.........        39,165
    3,758 Bone Care International, Inc. +.......        50,733
    3,256 Bradley Pharmaceuticals, Inc.,
           Class A +/(1)/.......................        76,581

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- -----------------------------------------------------------------
          DRUGS - Continued
    5,018 Chronimed, Inc. +........................ $      45,062
    5,743 Cima Labs, Inc. +........................       189,404
    3,076 Collagenex Pharmaceuticals, Inc. +.......        31,867
   16,810 Corixa Corp. +/(1)/......................        95,649
   11,853 Cubist Pharmaceuticals, Inc. +/(1)/......       147,214
    5,043 D&K Healthcare Resources, Inc............        68,181
    3,304 Dendreon Corp. +/(1)/....................        26,168
   11,758 Durect Corp., Inc. +/(1)/................        26,456
   17,764 Encysive Pharmaceuticals, Inc. +.........       133,052
    8,126 First Horizon Pharmaceutical Corp. +.....        92,636
   18,833 Genta, Inc. +/(1)/.......................       189,272
    9,086 Guilford Pharmaceuticals, Inc. +/(1)/....        62,057
    1,783 Hi-Tech Pharmacal Co., Inc. +/(1)/.......        36,159
   15,201 Ilex Oncology, Inc. +....................       317,245
   16,280 ImmunoGen, Inc. +........................        77,004
   11,125 Impax Laboratories, Inc. +/(1)/..........       156,863
   15,059 Indevus Pharmaceuticals, Inc. +/(1)/.....        85,535
   11,246 Inspire Phamaceuticals, Inc. +...........       194,556
   17,819 Isis Pharmaceuticals, Inc. +/(1)/........       106,736
   12,181 K-V Pharmaceutical Co., Class A +........       317,924
    4,179 KOS Pharmaceuticals, Inc. +/(1)/.........       185,966
   17,434 La Jolla Pharmaceutical Co. +............        50,559
    2,353 Lannett Co., Inc. +/(1)/.................        42,166
   22,870 Ligand Pharmaceuticals, Inc.,
           Class B +/(1)/..........................       306,001
   20,352 Nabi Biopharmaceuticals +................       219,191
    3,679 Natures Sunshine Products, Inc...........        29,726
   20,660 NBTY, Inc. +.............................       524,764
    5,227 NeoPharm, Inc. +/(1)/....................        93,772
    2,423 Omega Protein Corp. +/(1)/...............        15,144
   15,542 OSI Pharmaceuticals, Inc. +/(1)/.........       462,064
    7,137 Pain Therapeutics, Inc. +................        43,536
    5,537 Penwest Pharmaceuticals Co. +/(1)/.......        85,270
   24,511 Perrigo Co...............................       369,871
    9,497 Pharmacopeia, Inc. +.....................       118,713
   13,861 Priority Healthcare Corp., Class B +/(1)/       317,833
    7,154 Salix Pharmaceuticals, Ltd. +............       136,141
   15,064 SciClone Pharmaceuticals, Inc. +/(1)/....       110,720
    9,822 Star Scientific, Inc. +/(1)/.............        19,939
   11,885 SuperGen, Inc. +/(1)/....................       125,624
    9,569 Tanox, Inc. +/(1)/.......................       143,918
   12,003 Theragenics Corp. +......................        58,935
    6,992 United Therapeutics Corp. +/(1)/.........       131,589
    3,540 USANA Health Sciences, Inc. +/(1)/.......       119,758

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- ---------------------------------------------------------------
          DRUGS - Continued
   30,772 Vertex Pharmaceuticals, Inc. +......... $     268,947
    3,519 Virbac Corp. +/(3)(4)/.................        22,874
   13,533 Vivus, Inc. +..........................        48,989
    5,091 Zymogenetics, Inc. +/(1)/..............        67,761
                                                  -------------
                                                      8,047,408
                                                  -------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 4.20%
    6,725 Advanced Energy Industries, Inc. +/(1)/       177,540
    3,163 Analogic Corp..........................       132,846
   12,671 Artesyn Technologies, Inc. +/(1)/......        99,974
   19,339 Avista Corp............................       341,140
    4,405 BEI Technologies, Inc..................        77,836
    3,924 Bel Fuse, Inc., Class B................       113,835
    9,004 Belden, Inc............................       177,379
   14,824 Benchmark Electronics, Inc. +..........       544,486
    8,194 C&D Technologies, Inc..................       164,044
   12,648 C-COR.net Corp. +......................       149,246
   17,049 Cable Design Technologies Corp. +/(1)/.       173,218
   13,127 Checkpoint Systems, Inc. +/(1)/........       254,007
   11,761 Coherent, Inc. +.......................       281,558
   20,692 Commscope, Inc. +......................       330,244
   13,700 CTS Corp...............................       167,962
    6,206 Cubic Corp./(1)/.......................       183,573
   13,850 Cymer, Inc. +..........................       642,224
    5,687 Daktronics, Inc. +.....................       105,556
    6,683 Dionex Corp. +.........................       313,967
   11,008 DSP Group, Inc. +......................       265,183
   11,165 Electro Scientific Industries, Inc. +..       268,518
    5,248 Emcor Group, Inc. +....................       215,693
    4,161 Encore Wire Corp. +....................        70,487
    6,766 Energy Conversion Devices, Inc. +/(1)/.        58,188
   81,489 Enterasys Networks, Inc. +.............       349,588
    4,808 ESCO Technologies, Inc. +..............       204,340
    3,665 Excel Technology, Inc. +...............       115,447
    4,612 Fargo Electronics, Inc. +/(1)/.........        65,583
    9,800 FEI Co. +..............................       235,298
   13,226 Flir Systems, Inc. +...................       455,768
   13,632 FuelCell Energy, Inc. +/(1)/...........       183,487
   13,310 General Cable Corp. +/(1)/.............       112,203
    8,371 Gerber Scientific, Inc. +..............        69,563
    5,940 Global Imaging Systems, Inc. +/(1)/....       174,101
   21,539 Graftech International, Ltd. +.........       255,022
   24,255 Harmonic, Inc. +.......................       210,776

- -----------------------------------------------------------------------------

                                                              November 30, 2003

70

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ----------------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
   10,415 Hypercom Corp. +..................... $      53,012
   34,294 Identix, Inc. +/(1)/.................       177,643
    6,230 Innovex, Inc. +/(1)/.................        58,562
    6,600 Intermagnetics General Corp. +.......       148,698
    8,241 Intertan, Inc. +.....................        80,350
    6,885 Invision Technologies, Inc. +/(1)/...       205,311
    8,170 Itron, Inc. +/(1)/...................       156,782
    4,893 Keithley Instruments, Inc............        88,319
   34,586 Kemet Corp. +........................       456,535
    7,707 Littelfuse, Inc. +...................       229,592
    8,389 Magma Design Automation, Inc. +/(1)/.       197,393
    6,506 Manufacturers Services, Ltd. +/(1)/..        39,687
    4,724 Medis Technologies, Ltd. +/(1)/......        42,280
   13,370 Methode Electronics, Inc., Class A...       171,537
    1,436 Metrologic Instruments, Inc. +/(1)/..        39,117
    5,516 Molecular Devices Corp. +............       109,382
   22,537 New Focus, Inc. +....................       110,206
   15,512 Newport Corp. +......................       264,169
   44,309 Oplink Communications, Inc. +........       105,899
    6,349 Optical Communication Products, Inc.,
           Class A +/(1)/......................        24,952
    5,180 OSI Systems, Inc. +/(1)/.............        96,244
    6,909 Park Electrochemical Corp............       176,525
   11,158 Paxar Corp. +........................       146,728
   10,162 Pemstar, Inc. +/(1)/.................        38,209
    6,408 Photon Dynamics, Inc. +/(1)/.........       261,510
   13,824 Pixelworks, Inc. +...................       182,477
    5,619 Planar Systems, Inc. +...............       133,732
    2,631 Powell Industries, Inc. +............        44,359
   25,433 Power-One, Inc. +....................       214,400
   13,023 Rayovac Corp. +/(1)/.................       234,284
    3,998 Research Frontiers, Inc. +/(1)/......        38,381
    2,504 Richardson Electronics, Ltd..........        25,541
    4,646 Rofin-Sinar Technologies, Inc. +.....       149,462
    6,396 Rogers Corp. +.......................       280,784
   10,393 SAFLINK, Corp. +/(1)/................        40,533
    5,858 SBS Technologies, Inc. +.............        85,820
    4,286 ScanSource, Inc. +/(1)/..............       187,470
   27,839 Silicon Image, Inc. +/(1)/...........       206,009
    9,940 Sipex Corp. +........................        93,436
    4,881 Sonic Solutions +/(1)/...............        92,104
    4,817 Standard Microsystems Corp. +........       129,096
    4,387 Standex International Corp...........       119,633

 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- ---------------------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - Continued
    5,095 Stoneridge, Inc. +........................ $      68,018
   20,010 Superconductor Technologies +.............       148,474
    2,160 Sypris Solutions, Inc.....................        29,484
   16,117 Technitrol, Inc. +........................       383,423
   17,122 Thomas & Betts Corp.......................       356,138
    3,808 Thomas Industries, Inc....................       120,028
   12,700 Trimble Navigation, Ltd. +................       385,191
    7,724 TTM Technologies, Inc. +..................       130,536
    5,833 Universal Display Corp. +/(1)/............        86,562
    5,459 Universal Electronics, Inc. +.............        74,510
   11,743 Varian, Inc. +............................       476,296
    7,706 Vicor Corp. +.............................        88,619
    4,479 Watts Industries, Inc., Class A...........        91,819
    6,387 Wesco International, Inc. +...............        57,164
    7,980 Wilson Greatbatch
           Technologies, Inc. +/(1)/................       334,362
    3,924 Woodhead Industries, Inc..................        66,630
    3,551 Woodward Governor Co......................       177,124
    8,125 X-Rite, Inc...............................        93,031
    6,333 Zygo Corp. +..............................       102,975
                                                     -------------
                                                        16,746,427
                                                     -------------
          FERTILIZERS - 0.17%
   15,025 Delta & Pine Land Co......................       379,381
   43,467 IMC Global, Inc...........................       316,005
                                                     -------------
                                                           695,386
                                                     -------------
          FINANCE COMPANIES - 0.52%
    3,874 Accredited Home Lenders
           Holding Co. +/(1)/.......................       120,288
   16,536 Charter Municipal Mtg.
           Acceptance Co............................       330,720
   13,433 Chittenden Corp...........................       458,603
    5,180 Credit Acceptance Corp. +/(1)/............        77,700
   17,937 E-Loan, Inc. +............................        55,963
    3,133 Federal Agricultural Mtg. Corp.,
           Class C +/(1)/...........................        89,259
    5,832 Financial Federal Corp. +.................       191,814
   11,376 Metris Cos., Inc./(1)/....................        50,737
    4,469 Portfolio Recovery Associates, Inc. +/(1)/       123,970
    1,579 United PanAm Financial Corp. +............        28,738
    5,628 Westcorp..................................       210,768

 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- ------------------------------------------------------------------
          FINANCE COMPANIES - Continued
    4,871 WFS Financial, Inc. +..................... $     203,121
    5,990 World Acceptance Corp. +..................       115,727
                                                     -------------
                                                         2,057,408
                                                     -------------
          FINANCIAL SERVICES - 0.92%
    7,946 Affiliated Managers Group, Inc. +.........       528,409
    4,569 American Home Mtg. Holdings, Inc./(1)/....       102,528
    2,257 Bankrate, Inc. +/(1)/.....................        30,876
    8,701 Coinstar, Inc. +/(1)/.....................       146,438
    5,344 CompuCredit Corp. +.......................       126,546
    9,439 eSpeed, Inc., Class A +...................       222,572
    2,804 First Albany Cos., Inc....................        38,838
    2,612 Gabelli Asset Management, Inc.,
           Class A/(1)/.............................        97,950
   18,944 Investment Technology Group, Inc. +.......       335,309
    2,199 iPayment, Inc. +..........................        56,690
   29,103 Knight Trading Group, Inc. +/(1)/.........       419,956
   11,239 MCG Capital Corp..........................       205,898
    5,591 Medallion Financial Corp..................        48,921
    3,100 National Processing, Inc. +...............        75,175
    7,286 NCO Group, Inc. +.........................       168,307
   11,350 New Century Financial Corp./(1)/..........       431,867
    3,396 Newtek Business Services, Inc. +..........        20,172
    2,775 PDI, Inc. +...............................        80,198
    5,931 Resource America, Inc.....................        77,281
    4,246 Sanders Morris Haris Group, Inc./(1)/.....        42,248
   10,865 Saxon Capital, Inc. +.....................       205,023
    6,576 Soundview Technology Group, Inc. +........       101,533
    5,613 SWS Group, Inc./(1)/......................       105,581
                                                     -------------
                                                         3,668,316
                                                     -------------
          FOODS - 0.99%
    1,402 Alico, Inc................................        48,930
    5,982 American Italian Pasta Co., Class A +/(1)/       227,316
      557 Arden Group, Inc..........................        42,282
   13,800 Chiquita Brands International, Inc. +/(1)/       292,422
   14,445 Corn Products International, Inc..........       500,664
   12,606 Flowers Foods, Inc........................       329,017
    8,938 Hain Celestial Group, Inc. +..............       206,200
    2,490 Horizon Organic Holding Corp. +/(1)/......        59,611
    7,045 International Multifoods Corp. +..........       125,612
   17,975 Interstate Bakeries Corp..................       283,106
    2,468 J&J Snack Foods Corp. +...................        88,848
    2,146 John B. Sanfilippo & Son, Inc. +/(1)/.....        85,411

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             71

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
          FOODS - Continued
    9,911 Lance, Inc............................ $     138,853
    4,085 M & F Worldwide Corp. +...............        56,577
    1,241 Maui Land & Pineapple Co., Inc. +/(1)/        38,843
    6,053 Pilgrims Pride Corp./(1)/.............        90,492
   11,592 Ralcorp Holdings, Inc. +..............       351,006
    2,392 Riviana Foods, Inc....................        70,540
    2,085 Sanderson Farms, Inc..................        71,682
      146 Seabord Corp..........................        33,653
   15,897 Sensient Technologies Corp............       299,658
    2,775 Tejon Ranch Co. +.....................       109,613
    7,683 United Natural Foods, Inc. +..........       294,950
    9,939 Wild Oats Markets, Inc. +.............       112,708
                                                 -------------
                                                     3,957,994
                                                 -------------
          FREIGHT - 1.11%
   15,473 Alexander & Baldwin, Inc..............       486,781
    2,398 Ambassadors International, Inc........        31,366
    8,710 Arkansas Best Corp....................       273,320
    2,935 Covenant Transport, Inc., Class A +...        55,295
   12,635 EGL, Inc. +...........................       232,105
    4,372 Forward Air Corp. +...................       124,340
   16,733 GATX Corp.............................       406,612
    5,446 Gulfmark Offshore, Inc. +/(1)/........        76,407
   12,135 Heartland Express, Inc................       294,516
    2,699 Interpool, Inc........................        41,025
    7,395 Kirby Corp. +.........................       221,850
    9,734 Knight Transportation, Inc. +.........       235,855
   11,810 Landstar System, Inc. +...............       425,160
    7,476 Offshore Logistics, Inc. +............       188,769
    6,173 Overseas Shipholding Group, Inc.......       173,770
    2,286 P.A.M. Transportation
           Services, Inc. +/(1)/................        44,691
    4,640 Roadway Corp./(1)/....................       236,640
    5,568 SCS Transportation, Inc. +............        92,596
    4,687 Seabulk International, Inc. +.........        41,011
    2,258 US Xpress Enterprises, Inc. Class A +.        30,144
   10,838 USF Corp..............................       357,979
   11,914 Yellow Corp. +/(1)/...................       364,211
                                                 -------------
                                                     4,434,443
                                                 -------------
          GAS & PIPELINE UTILITIES - 0.15%
   19,987 Atmos Energy Corp.....................       492,680
    4,444 Cascade Natural Gas Corp..............        88,880
                                                 -------------
                                                       581,560
                                                 -------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          MINING - 0.12%
   70,929 Coeur d'Alene Mines Corp. +.......... $     367,412
   15,614 Stillwater Mining Co. +..............       131,470
                                                -------------
                                                      498,882
                                                -------------
          HARDWARE & TOOLS - 0.10%
   12,909 Lincoln Electric Holdings, Inc.......       326,856
    4,105 Penn Engineering & Manufacturing
           Corp................................        67,322
                                                -------------
                                                      394,178
                                                -------------
          HEALTHCARE - 2.18%
   19,164 Accredo Health, Inc. +...............       596,000
   11,635 Advanced Medical Optics, Inc. +......       229,326
    6,159 Alaris Medical, Inc. +...............        97,990
    4,780 Alliance Imaging, Inc. +.............        18,403
    5,251 American Healthways, Inc. +/(1)/.....       243,226
    8,259 American Medical Systems
           Holdings, Inc. +....................       187,727
    4,715 Bruker BioSciences Corp. +/(1)/......        23,481
    3,092 Candela Corp. +......................        63,479
   12,212 Columbia Laboratories, Inc. +........        63,258
   12,401 Cooper Cos., Inc.....................       566,106
    2,604 Corvel Corp. +.......................        90,489
   24,653 Covance, Inc. + @....................       644,183
    4,258 Curative Health Services, Inc. +/(1)/        55,269
   16,068 Dade Behring Holdings, Inc. +........       543,098
    2,275 Dynacq Healthcare, Inc. +/(1)/.......        41,994
    5,125 Epix Medical, Inc. +.................        92,404
    2,378 Exactech, Inc. +.....................        37,453
   10,027 Gentiva Health Services, Inc. +......       131,053
    6,196 HealthExtras, Inc. +.................        78,070
   22,761 Hooper Holmes, Inc...................       139,525
    8,988 Intuitive Surgical, Inc. +...........       137,247
   10,523 Invacare Corp........................       410,397
   11,883 Inveresk Research Group, Inc. +......       261,545
    4,133 Inverness Medical
           Innovations, Inc. +/(1)/............        97,952
    4,729 Kindred Healthcare, Inc. +...........       243,969
    2,972 LabOne, Inc. +.......................        86,158
    3,720 Matria Healthcare, Inc. +............        76,000
    4,097 MedQuist, Inc. +.....................        63,053
   16,312 Mentor Corp./(1)/....................       359,679
    3,997 Micro Therapeutics, Inc. +...........        14,869
    8,901 MIM Corp. +..........................        62,752
    2,614 National Healthcare Corp. +/(1)/.....        52,933

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ----------------------------------------------------------
          HEALTHCARE - Continued
   12,827 Odyssey Healthcare, Inc. +........ $     456,769
    5,128 Option Care, Inc. +/(1)/..........        50,972
    7,236 PolyMedica Corp./(1)/.............       187,557
   18,393 Province Healthcare Co. +.........       281,965
    6,378 RehabCare Group, Inc. +/(1)/......       113,273
    9,225 Sola International, Inc. +........       180,810
   15,307 Sybron Dental Specialties, Inc. +.       440,995
    4,765 U.S. Physical Therapy, Inc. +/(1)/        70,141
    6,902 United Surgical Partners
           International, Inc. +............       220,864
   27,551 US Oncology, Inc. +...............       280,469
    4,614 VistaCare, Inc., Class A +/(1)/...       182,253
   14,575 VISX, Inc. +......................       356,796
    2,319 Vital Signs, Inc..................        76,133
                                             -------------
                                                 8,708,085
                                             -------------
          HEAVY DUTY TRUCKS/PARTS - 0.22%
    4,580 Bandag, Inc.......................       186,635
    4,110 Cascade Corp......................       110,148
   19,248 Federal Signal Corp...............       291,607
   10,295 Wabash National Corp. +/(1)/......       286,510
                                             -------------
                                                   874,900
                                             -------------
          HOME BUILDERS - 0.52%
    5,248 Beazer Homes USA, Inc. +/(1)/.....       560,014
    6,308 Brookfield Homes Corp.............       150,761
    1,494 Dominion Homes, Inc. +............        45,433
    4,130 M/I Schottenstein Homes, Inc......       158,386
    3,630 Meritage Corp. +..................       229,234
      666 Orleans Homebuilders, Inc. +/(1)/.        18,874
   12,918 Standard Pacific Corp.............       644,996
      928 Technical Olympic USA, Inc. +/(1)/        25,019
    6,757 WCI Communities, Inc. +...........       136,356
    1,682 William Lyon Homes, Inc. +/(1)/...       109,162
                                             -------------
                                                 2,078,235
                                             -------------
          HOSPITAL MANAGEMENT - 0.59%
    7,070 Amsurg Corp. +/(1)/...............       263,075
   36,589 Beverly Enterprises, Inc. +/(1)/..       286,492
   15,027 LifePoint Hospitals, Inc. +.......       448,706
   20,153 Orthodontic Centers of
           America, Inc. +/(1)/.............       142,885
    9,456 Pediatrix Medical Group, Inc. +...       507,409
    9,256 Select Medical Corp...............       331,827
   12,133 VCA Antech, Inc. +................       379,156
                                             -------------
                                                 2,359,550
                                             -------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

72

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          HOSPITAL SUPPLIES - 1.09%
    3,648 Aaon, Inc. +....................... $      68,728
    7,278 Advanced Neuromodulation
           Systems, Inc. +...................       307,059
   17,731 Align Technology, Inc. +/(1)/......       319,335
    2,668 Ameron International Corp..........        88,044
    9,261 Arrow International, Inc...........       249,121
    7,114 ArthroCare Corp. +/(1)/............       175,004
    2,681 Closure Medical Corp. +/(1)/.......        95,176
    6,943 Conceptus, Inc. +/(1)/.............        90,259
   11,610 Conmed Corp. +.....................       246,829
    4,211 Datascope Corp.....................       146,459
    8,171 Diagnostic Products Corp...........       369,574
    4,232 ICU Medical, Inc. +/(1)/...........       144,269
    3,088 Kensey Nash Corp. +................        64,941
    7,203 Kyphon, Inc. +.....................       197,362
    3,110 Medical Action Industries, Inc. +..        51,626
    3,943 Meridian Bioscience, Inc...........        40,889
    6,629 Merit Medical Systems, Inc. +......       207,488
   13,193 OrthoLogic Corp. +.................        95,253
   12,634 Owens & Minor, Inc.................       267,967
   27,228 PSS World Medical, Inc. +..........       279,087
    5,706 SonoSite, Inc. +/(1)/..............       120,511
    6,860 STAAR Surgical Co. +/(1)/..........        75,398
   16,351 Techne Corp. +.....................       589,944
    1,622 Young Innovations, Inc.............        59,122
                                              -------------
                                                  4,349,445
                                              -------------
          HOUSEHOLD PRODUCTS - 0.59%
   24,723 American Greetings Corp., Class A +       522,150
    5,680 Chattem, Inc. +/(1)/...............        90,993
    1,860 CSS Industries, Inc................        55,261
    1,914 Del Laboratories, Inc. +/(1)/......        46,223
    4,739 Elizabeth Arden, Inc. +/(1)/.......        96,249
    1,365 Intermediate Parfums, Inc..........        27,764
   30,059 Jacuzzi Brands, Inc. +.............       193,880
    8,616 Jarden Corp. +/(1)/................       233,063
   11,148 John H. Harland Co.................       305,455
    4,938 Libbey, Inc........................       144,733
    1,883 National Presto Industries, Inc....        67,035
    5,836 Oneida, Ltd./(1)/..................        27,721
   11,886 Playtex Products, Inc. +...........        82,370
    4,084 Revlon, Inc., Class A +............         9,802
    3,603 Russ Berrie and Co., Inc...........       120,160

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          HOUSEHOLD PRODUCTS - Continued
   20,862 Tupperware Corp...................... $    321,483
                                                ------------
                                                   2,344,342
                                                ------------
          HUMAN RESOURCES - 0.54%
    7,257 AMN Healthcare Services, Inc. +/(1)/.      123,224
    4,890 CDI Corp.............................      165,771
    7,730 Cross Country Healthcare, Inc. +/(1)/      115,177
   13,380 Exult, Inc. +/(1)/...................       96,202
    5,499 Gevity HR, Inc./(1)/.................      123,727
    6,533 Heidrick & Struggles
           International, Inc. +...............      157,119
    2,971 Hudson Highland Group, Inc. +/(1)/...       59,955
    6,712 Kelly Services, Inc., Class A........      191,158
   12,726 Korn/Ferry International +/(1)/......      127,642
   16,052 Labor Ready, Inc. +/(1)/.............      182,993
    4,384 Medical Staffing Network
           Holdings, Inc. +/(1)/...............       42,744
   37,823 MPS Group, Inc. +....................      347,971
    7,900 Resources Connection, Inc. +.........      216,302
   23,785 Spherion Corp. +.....................      212,638
                                                ------------
                                                   2,162,623
                                                ------------
          INFORMATION PROCESSING -
          HARDWARE - 1.21%
   24,845 Advanced Digital Information Corp. +.      376,899
   11,750 Centillium Communications, Inc. +....       64,625
   24,906 Concurrent Computer Corp. +..........      100,371
   28,887 Cray, Inc. +/(1)/....................      302,447
    3,737 Digimarc Corp. +/(1)/................       52,729
   10,692 Dot Hill Systems Corp. +.............      182,298
    3,574 Drexler Technology Corp. +/(1)/......       53,467
    5,338 Electronics Boutique
           Holdings Corp. +/(1)/...............      129,927
   18,622 Electronics for Imaging, Inc. +......      513,967
   86,976 Gateway, Inc. +......................      387,913
    9,170 Hutchinson Technology, Inc. +........      298,667
   14,938 InFocus Corp. +......................      118,309
   20,590 Iomega Corp. +.......................      113,039
    9,436 Komag, Inc. +/(1)/...................      155,600
   21,394 Lexar Media, Inc. +..................      456,976
    8,480 Mercury Computer Systems, Inc. +.....      203,096
    5,580 Neoware Systems, Inc. +/(1)/.........       93,577
    3,368 Overland Storage, Inc. +.............       66,215
   13,729 PalmOne, Inc. +/(1)/.................      205,523

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - Continued
    2,681 PC Connection, Inc. +/(1)/......... $      23,459
   56,673 Quantum Corp. +....................       179,087
    6,763 Radiant Systems, Inc. +............        48,017
    6,488 Sigma Designs, Inc. +/(1)/.........        38,474
   31,896 Silicon Storage Technology, Inc. +.       432,829
    3,074 SimpleTech, Inc. +.................        20,654
    1,890 Stratasys, Inc. +/(1)/.............        85,050
    6,545 Synaptics, Inc. +..................        89,470
    5,046 Virage Logic Corp. +...............        52,579
                                              -------------
                                                  4,845,264
                                              -------------
          INFORMATION PROCESSING -
          NETWORKING - 0.04%
  122,681 Corvis Corp. +/(1)/................       177,887
                                              -------------
          INFORMATION PROCESSING -
          SERVICES - 4.03%
   14,068 ActivCard Corp. +..................       122,251
   38,970 Adaptec, Inc. +....................       343,326
   20,956 Aeroflex, Inc. +...................       265,932
   11,238 Agilysys, Inc./(1)/................       126,540
   41,228 Akamai Technologies, Inc. +........       553,280
   12,481 Anixter International, Inc. +......       287,687
    2,603 Ansoft Corp. +.....................        32,459
    6,452 Anteon International Corp. +.......       246,208
   15,739 aQuantive, Inc. +..................       162,899
  107,679 Ariba, Inc. +/(1)/.................       340,266
   11,928 AsiaInfo Holdings, Inc. +/(1)/.....        83,019
   13,876 Ask Jeeves, Inc. +/(1)/............       268,084
   11,430 Autobytel, Inc. +..................       110,414
    6,087 Black Box Corp./(1)/...............       266,306
   11,522 CACI International, Inc., Class A +       573,450
    2,246 Catapult Communications Corp. +....        33,960
   20,276 Ciber, Inc. +......................       184,714
  148,065 CMG Information Services, Inc. +...       310,936
   40,527 CNET Networks, Inc. +..............       302,737
   12,158 Computer Horizons Corp. +..........        45,228
   10,826 Computer Network
           Technology Corp. + /(1)/..........       107,719
   20,973 CSG Systems International, Inc. +..       243,077
    4,090 Cyberguard Corp. +.................        35,129
    6,932 Datastream Systems, Inc. +.........        51,643
   11,659 Digital Insight Corp. +............       277,134
   11,353 Digital River, Inc. +..............       261,233

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             73

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - Continued
   14,110 Digital Think, Inc. +/(1)/........... $      42,048
    6,232 Digitas, Inc. +/(1)/.................        54,281
   47,281 Earthlink, Inc. +....................       453,898
    4,666 eCollege.com, Inc. +.................       103,585
   19,434 Entrust, Inc. +......................        82,983
   15,172 Epicor Software Corp. +/(1)/.........       187,981
   38,707 Extreme Networks, Inc. +.............       379,716
   13,639 FileNET Corp. +......................       357,205
    4,494 FindWhat.com +.......................        68,084
    5,557 Forrester Research, Inc. +...........       102,026
   14,855 Freemarkets, Inc. +..................        89,576
   31,327 Gartner, Inc., Class A +.............       404,745
    6,187 GSI Commerce, Inc. +/(1)/............        60,633
   17,035 Harris Interactive, Inc. +...........       117,541
    8,131 iGate Corp. +........................        51,713
   10,174 Infospace, Inc. +....................       267,067
   17,104 Intergraph Corp. +...................       434,442
    4,914 Interland, Inc. +....................        33,661
   14,899 Internet Security Systems, Inc. +....       252,836
    6,657 j2 Global Communications, Inc. +/(1)/       189,192
    9,250 Kana Software, Inc. +/(1)/...........        28,675
    7,689 Keynote Systems, Inc. +/(1)/.........        94,882
   11,914 Kronos, Inc. +.......................       466,671
   30,600 Looksmart, Ltd. +....................        45,594
    8,743 Manhattan Associates, Inc. +/(1)/....       266,049
    2,394 Marketwatch.com, Inc. +/(1)/.........        21,211
   17,242 MatrixOne, Inc. +....................       102,590
   27,041 Mentor Graphics Corp. +..............       396,151
    6,601 Micros Systems, Inc. +...............       285,559
   35,755 Mindspeed Technologies, Inc. +.......       239,201
    8,404 MTS Systems Corp.....................       156,062
    3,134 Neoforma, Inc. +/(1)/................        50,019
    9,949 Net2Phone, Inc. +/(1)/...............        62,679
    4,046 Netratings, Inc. +...................        40,945
    7,722 NetScout Systems, Inc. +/(1)/........        67,336
   11,820 NIC, Inc. +..........................        83,213
   10,497 NYFIX, Inc. +/(1)/...................        87,440
   19,185 Opsware, Inc. +/(1)/.................       147,724
    7,880 PCTEL, Inc. +........................        70,526
    3,428 PEC Solutions, Inc. +/(1)/...........        61,738
    3,862 Pegasystems, Inc. +/(1)/.............        30,896
   29,386 Perot Systems Corp., Class A +.......       364,386
    3,869 Pomeroy Computer Resources, Inc. +...        56,526

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- ---------------------------------------------------------------
          INFORMATION PROCESSING -
          SERVICES - Continued
    9,991 Portal Software, Inc. +................ $      75,432
    9,534 ProQuest Co. +/(1)/....................       287,927
    7,113 RadiSys Corp. +........................       130,879
    9,541 Rainbow Technologies, Inc. +...........       118,308
   61,248 Redback Networks, Inc. +/(1)/..........        17,762
    7,256 Register.com, Inc. +...................        35,192
   31,019 Sapient Corp. +........................       174,327
    3,037 Schawk, Inc., Class A..................        41,303
   12,819 Secure Computing Corp. +...............       192,670
   81,974 Silicon Graphics, Inc. +/(1)/..........        92,631
    6,780 Sohu.com, Inc. +.......................       235,266
   20,674 SonicWALL, Inc. +/(1)/.................       165,185
    3,396 SRA International, Inc., Class A +.....       149,798
    9,572 Sykes Enterprises, Inc. +..............        87,488
    4,821 Synplicity, Inc. +/(1)/................        35,145
    2,549 Syntel, Inc............................        64,847
   13,496 Systems & Computer
           Technology Corp. +....................       206,489
    5,095 TheStreet.com, Inc. +..................        23,284
    5,611 Tier Technologies, Inc., Class B +/(1)/        43,822
   12,420 Trizetto Group, Inc. +.................        80,109
   13,550 Turnstone Systems, Inc. +..............        39,159
   16,153 Tyler Technologies, Inc. +.............       135,685
   17,131 United Online, Inc. +/(1)/.............       311,955
   26,488 ValueClick, Inc. +.....................       221,175
   35,924 Verso Technologies, Inc. +/(1)/........       138,307
   18,339 webMethods, Inc. +.....................       178,805
    7,884 Websense, Inc. +/(1)/..................       213,578
                                                  -------------
                                                     16,091,445
                                                  -------------
          INFORMATION PROCESSING -
          SOFTWARE - 4.30%
   12,828 Advent Software, Inc. +................       224,618
   17,343 Agile Software Corp. +.................       190,600
    9,684 Allscripts Heathcare Solutions, Inc. +.        52,584
    3,466 Altiris, Inc. +/(1)/...................       106,891
   16,933 American Management
           Systems, Inc. +.......................       252,471
    5,942 Ansys, Inc. +..........................       229,302
   23,417 Ascential Software Corp. +.............       592,450
   14,099 Aspen Technologies, Inc. +/(1)/........       108,421
   10,543 At Road, Inc. +/(1)/...................       132,736
    2,804 Atari, Inc. +..........................        11,496

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
   12,016 Avid Technology, Inc. +............. $     635,406
    5,968 Barra, Inc. +.......................       219,503
   28,387 Borland Software Corp. +............       247,535
   10,292 BroadVision, Inc. +/(1)/............        48,372
    4,965 CCC Information Services
           Group, Inc. +......................        83,710
   11,348 Cerner Corp. +/(1)/.................       506,461
    2,491 Computer Programs &
           Systems, Inc./(1)/.................        47,329
    6,536 Concord Communications, Inc. +......       144,707
    9,189 Concur Technologies, Inc. +/(1)/....        91,431
    4,451 Convera Corp., Class A +/(1)/.......        17,403
   11,915 Dendrite International, Inc. +......       203,746
   17,651 Documentum, Inc. +..................       529,530
   22,319 E.piphany, Inc. +...................       176,320
   11,338 Echelon Corp. +/(1)/................       136,623
   13,943 Eclipsys Corp. +....................       141,940
   18,754 eFunds Corp. +......................       325,382
    5,546 Embarcadero Technologies, Inc. +....        80,029
    5,107 EPIQ Systems, Inc. +/(1)/...........        89,117
   10,762 eResearch Technology, Inc. +/(1)/...       306,717
    8,916 F5 Networks, Inc. +/(1)/............       230,211
   13,632 FalconStor Software, Inc. +/(1)/....       108,374
       59 Globalscape, Inc. +.................             9
    3,610 Group 1 Software, Inc. +............        64,402
   14,625 Hyperion Solutions Corp. +..........       485,257
    6,919 IDX Systems Corp. +.................       177,126
    2,468 IMPAC Medical Systems, Inc. +.......        61,058
   25,672 Informatica Corp. +.................       289,580
   11,853 Infousa, Inc. +.....................       100,751
    3,897 Integral Systems, Inc. +............        83,552
   19,644 InteliData Technologies Corp. +/(1)/        32,413
    7,459 Inter-Tel, Inc......................       180,508
    7,177 InterCept, Inc. +/(1)/..............        75,861
   13,684 InterVoice-Brite, Inc. +............       143,135
   10,321 Interwoven, Inc. +/(1)/.............       154,609
   11,435 JDA Software Group, Inc. +..........       208,346
   20,718 Keane, Inc. +.......................       292,124
   16,985 Lawson Software, Inc. +.............       143,353
   13,191 Lionbridge Technologies, Inc. +.....       142,463
    5,314 Mantech International Corp.,
           Class A +..........................       136,304
   24,325 Manugistics Group, Inc. +...........       162,005
    7,031 MAPICS, Inc. +/(1)/.................        84,864

- -----------------------------------------------------------------------------

                                                              November 30, 2003

74

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- --------------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
   21,945 Micromuse, Inc. +.................. $     176,657
    4,510 Microstrategy, Inc. +..............       243,540
    2,893 Mobius Management
           Systems, Inc. +/(1)/..............        43,424
    7,699 MRO Software, Inc. +...............       106,246
    9,612 MSC Software Corp. +/(1)/..........        94,678
    5,426 Nassda Corp. +.....................        38,253
   13,975 NDCHealth Corp.....................       373,831
   10,257 Netegrity, Inc. +/(1)/.............       125,648
   21,415 NetIQ Corp. +......................       256,766
    2,236 Nuance Communications, Inc. +......        17,821
    5,804 Omnicell, Inc. +...................        76,381
   24,159 Openwave Systems, Inc. +...........       290,633
    4,385 Opnet Technologies, Inc. +.........        78,886
    9,282 Packeteer, Inc. +..................       176,070
    3,614 PalmSource, Inc. +/(1)/............        92,482
   85,826 Parametric Technology Corp. +......       293,525
    5,790 PDF Solutions, Inc. +/(1)/.........        64,095
   10,764 Per-Se Technologies, Inc. +........       151,234
   23,125 Pinnacle Systems, Inc. +...........       192,862
   10,485 Progress Software Corp. +..........       219,766
   14,873 Pumatech, Inc. +...................        89,982
    4,102 QAD, Inc. +........................        50,578
    1,320 Quality Systems, Inc. +............        56,496
   15,753 Quest Software, Inc. +.............       233,932
   19,166 Raindance Communications, Inc. +...        51,173
    3,068 Renaissance Learning, Inc. +/(1)/..        71,178
   21,600 Retek, Inc. +......................       224,208
   11,755 Roxio, Inc. +/(1)/.................        63,595
   19,119 RSA Security, Inc. +/(1)/..........       281,049
   27,825 S1 Corp. +.........................       245,695
    5,543 Sanchez Computer Associates, Inc. +        24,112
   29,727 ScanSoft, Inc. +/(1)/..............       178,362
    9,523 Seachange International, Inc. +....       143,321
   19,245 SeeBeyond Technology Corp. +.......        74,671
    9,127 Serena Software, Inc. +/(1)/.......       175,421
    4,924 SPSS, Inc. +.......................        95,378
    2,947 SS&C Technologies, Inc.............        86,937
    7,045 Stellent, Inc. +...................        69,534
    9,927 SupportSoft, Inc. +/(1)/...........       145,530
   33,078 Sybase, Inc. +.....................       678,099
    5,441 Talx Corp./(1)/....................       142,554
   33,660 TIBCO Software, Inc. +.............       196,911
    6,960 Tradestation Group, Inc. +.........        62,222

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - Continued
   13,508 Transaction Systems Architects, Inc.,
           Class A +........................... $     265,837
    4,358 Ulticom, Inc. +......................        47,154
   10,744 Vastera, Inc. +/(1)/.................        41,902
    2,481 Verint Systems, Inc. +...............        57,510
    8,404 Verity, Inc. +.......................       120,681
   82,799 Vignette Corp. +.....................       191,266
   15,000 VitalWorks, Inc. +...................        74,850
    7,367 Vitria Technology, Inc. +/(1)/.......        41,845
   13,175 WatchGuard Technologies, Inc. +......        81,817
    9,655 WebEx Communications, Inc. +/(1)/....       190,783
   27,611 Wind River Systems, Inc. +...........       179,748
                                                -------------
                                                   17,136,264
                                                -------------
          INSURANCE - 2.20%
    9,254 21st Century Insurance Group #.......       129,556
   13,548 Alfa Corp............................       171,924
   19,991 Allmerica Financial Corp. +..........       546,754
    4,590 American Medical Security
           Group, Inc. +.......................       103,229
    3,492 American Physicians Capital, Inc. +..        57,618
    8,286 AMERIGROUP Corp. +...................       363,838
   15,677 AmerUs Group Co./(1)/................       563,588
    8,096 Argonaut Group, Inc. +...............       129,536
    3,036 Baldwin & Lyons, Inc., Class B.......        75,839
    7,117 Centene Corp. +/(1)/.................       218,492
   11,474 Citizens, Inc., Class A +............       113,593
    6,221 CNA Surety Corp. +...................        60,219
    9,285 Commerce Group, Inc./(1)/............       371,493
    4,310 Crawford & Co., Class B..............        31,248
    6,561 Delphi Financial Group, Inc.,
           Class A/(1)/........................       348,389
    1,309 Donegal Group, Inc., Class A.........        26,311
      927 EMC Insurance Group, Inc.............        18,957
    1,214 Enstar Group, Inc. +/(1)/............        51,897
    4,685 FBL Financial Group, Inc., Class A...       122,513
    3,179 Financial Industries Corp............        45,333
    2,676 Great American Financial
           Resources, Inc......................        40,541
   12,095 Harleysville Group, Inc..............       237,062
   12,049 Hilb, Rogal & Hamilton Co./(1)/......       350,626
   15,691 Horace Mann Educators Corp...........       211,985
    1,308 Independence Holding Co..............        29,077
    4,962 Infinity Property & Casualty Corp....       163,845

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          INSURANCE - Continued
    1,459 Kansas City Life Insurance Co........... $      70,762
    7,436 LandAmerica Financial Group, Inc........       382,210
    2,856 Midland Co..............................        60,490
      865 National Western Life Insurance Co.,
           Class A +..............................       122,354
    1,654 Navigators Group, Inc. +................        52,614
      868 NYMAGIC, Inc............................        23,288
   22,261 Ohio Casualty Corp. +/(1)/..............       378,660
    3,694 Penn-America Group, Inc.................        53,969
    6,245 Philadelphia Cons. Holding Corp. +......       316,184
   37,764 Phoenix Cos., Inc./(1)/.................       424,845
    8,584 PMA Capital Corp., Class A/(1)/.........        34,079
    8,273 Presidential Life Corp..................       119,959
    9,513 ProAssurance Corp. +....................       293,952
    7,264 RLI Corp................................       262,957
    3,801 Safety Insurance Group, Inc.............        67,468
   10,787 Selective Insurance Group, Inc..........       349,607
    9,340 Sierra Health Services, Inc. +/(1)/.....       255,916
    5,153 State Auto Financial Corp...............       133,926
    3,056 Triad Guaranty, Inc. +..................       142,562
   14,982 UICI +..................................       206,901
    2,883 United Fire & Casualty Co...............       115,320
    9,439 Universal American Financial Corp. +....        98,260
    8,967 USI Holdings Corp. +....................       114,419
    3,540 Zenith National Insurance Corp./(1)/....       115,581
                                                   -------------
                                                       8,779,746
                                                   -------------
          LEISURE AND TOURISM - 4.06%
    6,166 Action Performance Cos., Inc./(1)/......       119,744
   35,481 Activision, Inc. +......................       542,859
   19,799 Alliance Gaming Corp. +.................       518,734
   13,708 Alloy, Inc. +/(1)/......................        73,749
    2,080 Ambassadors Group, Inc..................        44,470
   12,452 AMC Entertainment, Inc. +...............       188,648
    4,295 Ameristar Casinos, Inc. +/(1)/..........        99,902
    5,950 Arctic Cat, Inc./(1)/...................       141,431
    9,139 Argosy Gaming Co. +.....................       231,582
   11,314 Aztar Corp. +...........................       251,736
   12,031 Bally Total Fitness Holding Corp. +/(1)/        84,217
   14,059 Bob Evans Farms, Inc....................       433,861
    9,990 Boca Resorts, Inc., Class A +...........       142,657
   12,845 Boyd Gaming Corp........................       210,144
    6,657 California Pizza Kitchen, Inc. +........       123,154
   26,392 Callaway Golf Co........................       433,621

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             75

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
          LEISURE AND TOURISM - Continued
      542 Carmike Cinemas, Inc. +/(1)/.......... $      19,756
    9,379 CEC Entertainment, Inc. +.............       471,576
  103,996 Charter Communications, Inc.,
           Class A +/(1)/.......................       418,064
    4,319 Chicago Pizza & Brewery, Inc. +/(1)/..        61,459
    7,869 Choice Hotels International, Inc. +...       278,169
    2,394 Churchill Downs, Inc..................        87,905
   18,874 CKE Restaurants, Inc. +/(1)/..........       132,118
    4,444 Dave & Buster's, Inc. +...............        61,816
    9,192 Dollar Thrifty Automotive
           Group, Inc. +........................       232,098
    3,363 Dover Downs Gaming &
           Entertainment, Inc...................        30,603
    5,816 Dover Motorsports, Inc................        24,311
   26,495 Extended Stay America, Inc............       392,126
    4,947 Gaylord Entertainment Co. +/(1)/......       148,855
    9,565 Handleman Co./(1)/....................       168,344
   21,318 Hollywood Entertainment Corp. +.......       291,204
    7,939 IHOP Corp.............................       309,621
   17,819 Insight Communications, Inc.,
           Class A +/(1)/.......................       173,557
    6,046 Isle of Capri Casinos, Inc. +.........       121,833
   13,657 Jack in the Box, Inc. +...............       284,748
    9,864 Jakks Pacific, Inc. +/(1)/............       134,052
    9,423 K2, Inc. +............................       144,172
   55,481 La Quinta Corp. +.....................       346,201
    8,669 Landry's Seafood Restaurants, Inc.....       212,564
    6,096 Lone Star Steakhouse & Saloon, Inc....       140,635
   16,440 Macrovision Corp. +...................       376,476
   15,775 Magna Entertainment Corp.,
           Class A +/(1)/.......................        74,143
    7,717 Marcus Corp...........................       115,369
    2,269 Marine Products Corp..................        37,098
   10,402 Midway Games, Inc. +/(1)/.............        35,159
    9,138 MTR Gaming Group, Inc. +..............       101,432
    4,262 Multimedia Games, Inc. +/(1)/.........       174,444
   11,443 Nautilus Group, Inc./(1)/.............       162,834
    5,050 Navigant International, Inc. +/(1)/...        70,195
    4,254 NetFlix, Inc. +/(1)/..................       208,446
    8,012 O'Charley's, Inc. +/(1)/..............       136,605
   11,155 Panera Bread Co., Class A +/(1)/......       434,822
    4,517 Papa John's International, Inc. +/(1)/       119,204
    4,034 Party City Corp. +....................        57,928
   12,347 Penn National Gaming, Inc. +..........       291,636
   10,144 PF Chang's China Bistro, Inc. +/(1)/..       547,573

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
          LEISURE AND TOURISM - Continued
    8,624 Pinnacle Entertainment, Inc. +........ $      78,737
    5,833 Playboy Enterprises, Inc., Class B +..        94,553
   14,787 Prime Hospitality Corp. +.............       162,953
   11,836 Rare Hospitality International, Inc. +       295,900
    5,371 RC2 Corp. +...........................       114,295
    3,512 Red Robin Gourmet Burgers, Inc. +/(1)/        94,543
   16,902 Ryan's Family Steakhouses, Inc. +.....       250,826
   19,766 Scientific Games Corp., Class A +.....       321,395
   11,992 SCP Pool Corp. +......................       429,553
    6,673 Shuffle Master, Inc. +/(1)/...........       199,589
   37,155 Six Flags, Inc. +.....................       250,796
   15,524 Sonic Corp. +.........................       479,226
    5,642 Speedway Motorsports, Inc.............       165,311
    8,879 Steak N Shake Co. +...................       156,270
    1,765 Steinway Musical Instruments, Inc. +..        42,184
   14,618 Take-Two Interactive Software, Inc. +.       483,856
    7,167 Thor Industries, Inc..................       437,044
   15,248 THQ, Inc. +/(1)/......................       245,340
   12,652 Tivo, Inc. +/(1)/.....................       105,518
    5,472 Trans World Entertainment Corp. +/(1)/        38,687
   13,254 Triarc Cos., Inc., Class B/(1)/.......       153,746
    7,511 Vail Resorts, Inc. +..................       114,393
    8,830 WMS Industries, Inc. +/(1)/...........       235,761
                                                 -------------
                                                    16,220,136
                                                 -------------
          MACHINERY - 2.62%
    8,478 Actuant Corp., Class A +..............       263,242
    2,164 Alamo Group, Inc......................        31,876
   10,655 Albany International Corp., Class A...       330,412
    6,823 Applied Industrial Technologies, Inc..       161,705
    5,952 Astec Industries, Inc. +..............        78,507
   12,634 Aviall, Inc. +........................       202,144
   11,739 Baldor Electric Co....................       254,736
    7,121 Brady Corp., Class A..................       273,090
    8,675 Briggs & Stratton Corp................       585,562
    4,120 Carbo Ceramics, Inc...................       180,003
    9,999 Clarcor, Inc..........................       437,856
   13,593 Cognex Corp...........................       373,400
    5,938 Cuno, Inc. +..........................       253,018
    8,195 EnPro Industries, Inc. +..............        81,212
   18,855 Flowserve Corp. +.....................       401,234
    2,671 Franklin Electric Co., Inc............       167,338
    6,436 Gardner Denver, Inc. +................       150,088
    2,438 General Binding Corp. +...............        45,371

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          MACHINERY - Continued
    9,847 Global Power Equipment
           Group, Inc. +/(1)/..................... $      61,938
    2,943 Gorman-Rupp Co..........................        70,338
   13,132 Granite Construction, Inc...............       289,561
    9,400 Hughes Supply, Inc......................       429,580
   10,228 IDEX Corp...............................       403,801
    9,035 Insituform Technologies, Inc., Class A +       135,977
    7,042 Ionics, Inc. +/(1)/.....................       226,400
   17,252 JLG Industries, Inc.....................       259,470
   19,201 Joy Global, Inc. +......................       403,221
    4,768 Kadant, Inc. +..........................        85,586
   12,514 Kennametal, Inc.........................       481,038
    4,707 Lindsay Manufacturing Co./(1)/..........       114,710
    2,301 Lufkin Industries, Inc..................        59,803
    5,870 Lydall, Inc. +..........................        71,849
   10,595 Manitowoc Co., Inc......................       286,065
   13,570 Milacron, Inc./(1)/.....................        31,482
    1,845 NACCO Industries, Inc., Class A.........       143,910
    9,060 Nordson Corp............................       294,541
   12,249 Presstek, Inc. +/(1)/...................        98,604
    2,513 Quixote Corp............................        61,920
    9,429 Regal-Beloit Corp.......................       194,709
    4,333 Robbins & Myers, Inc....................        95,586
    4,033 Sauer-Danfoss, Inc......................        64,528
    3,282 SPS Technologies, Inc. +................       160,687
   11,430 Stewart & Stevenson Services, Inc.......       160,477
    6,479 Tecumseh Products Co., Class A..........       266,676
    3,404 Tennant Co..............................       146,780
   17,538 Terex Corp. +...........................       452,305
    9,105 Toro Co.................................       451,062
   12,683 Wabtec Corp.............................       198,489
                                                   -------------
                                                      10,471,887
                                                   -------------
          MEDICAL - BIOMEDICAL/GENE - 0.31%
    6,567 Alexion Pharmaceuticals, Inc. +/(1)/....       123,131
   18,288 Decode Genetics, Inc. +/(1)/............       153,071
   19,673 Exelixis, Inc. +........................       132,399
   12,458 Gene Logic, Inc. +/(1)/.................        60,670
    3,431 Genencor International, Inc. +..........        54,278
   10,839 Myriad Genetics, Inc. +/(1)/............       128,117
    3,225 Progenics Pharmaceuticals, Inc. +/(1)/..        56,566
   13,736 Regeneron Pharmaceuticals, Inc. +/(1)/..       176,920
   11,078 Repligen Corp. +/(1)/...................        53,507
   22,502 Savient Pharmaceuticals, Inc. +.........       111,160
    2,582 Sirna Therapeutics, Inc. +/(1)/.........        15,105

- -----------------------------------------------------------------------------

                                                              November 30, 2003

76

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ----------------------------------------------------------------
          MEDICAL - BIOMEDICAL/GENE - Continued
   11,803 Transkaryotic Therapies, Inc. +/(1)/..... $    153,321
                                                    ------------
                                                       1,218,245
                                                    ------------
          MEDICAL TECHNOLOGY - 3.06%
    9,731 Aclara Biosciences, Inc. +...............       31,139
   11,041 Aksys, Ltd. +/(1)/.......................       79,937
   10,531 Albany Molecular Research, Inc. +........      148,487
   25,484 Alkermes, Inc. +/(1)/....................      333,331
    8,622 Aphton Corp. +/(1)/......................       53,025
   28,895 Applera Corp. - Celera Genomics
           Group +.................................      392,105
    7,439 Arena Pharmaceuticals, Inc. +............       51,255
   13,991 Ariad Pharmaceuticals, Inc. +............      115,426
    3,718 Aspect Medical Systems, Inc. +...........       35,358
   24,258 Avant Immunotherapeutics, Inc. +/(1)/....       63,799
    7,557 Biolase Technology, Inc. +/(1)/..........       92,724
    2,032 Bioreliance Corp. +......................       94,061
    4,185 Biosite, Inc. +/(1)/.....................      112,367
    7,747 Cambrex Corp.............................      187,942
    2,718 Cantel Medical Corp. +...................       42,727
   20,642 Cardiac Science, Inc. +/(1)/.............       73,692
   13,321 CardioDynamics International Corp. +/(1)/       86,586
   13,779 Cell Genesys, Inc. +/(1)/................      179,678
   11,425 Cepheid, Inc. +/(1)/.....................       88,315
    5,878 Cerus Corp. +/(1)/.......................       19,985
    5,460 Cholestech Corp. +.......................       40,404
    8,663 Ciphergen Biosystems, Inc. +/(1)/........       90,182
   11,212 Connetics Corp. +........................      197,892
    6,546 CryoLife, Inc. +/(1)/....................       35,087
    9,701 CTI Molecular Imaging, Inc. +/(1)/.......      149,395
   17,184 CuraGen Corp. +..........................      108,259
    7,983 Cyberonics, Inc. +/(1)/..................      219,453
   44,978 Cytyc Corp. +............................      579,766
    4,981 Digene Corp. +/(1)/......................      197,995
    7,787 Diversa Corp. +..........................       65,411
    2,613 DJ Orthopedics, Inc. +...................       67,807
    9,024 Enzo Biochem, Inc. +/(1)/................      166,493
   17,433 Enzon, Inc. +/(1)/.......................      188,102
    5,864 Exact Sciences Corp. +/(1)/..............       60,986
   19,098 Gen-Probe, Inc. +........................      663,083
   12,031 Geron Corp. +/(1)/.......................      147,019
    6,407 Haemonetics Corp. +......................      146,336
    8,298 Hanger Orthopedic Group, Inc. +/(1)/.....      140,236
    7,898 Hologic, Inc. +..........................      118,786

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- --------------------------------------------------------------
          MEDICAL TECHNOLOGY- Continued
    6,179 I-STAT Corp. +/(1)/................... $      77,855
    7,202 Igen International, Inc. +/(1)/.......       425,566
    4,388 II-VI, Inc. +.........................        99,871
    7,676 Immucor Corp. +/(1)/..................       177,316
   16,728 Immunomedics, Inc. +/(1)/.............        64,570
    7,132 Inamed Corp. +........................       558,864
   28,753 Incyte Genomics, Inc. +...............       173,956
    7,141 Integra LifeSciences Corp. +/(1)/.....       224,156
   10,040 InterMune, Inc. +.....................       211,944
    6,978 Interpore International, Inc. +.......        84,992
    7,076 Kosan Biosciences, Inc. +.............        67,293
    5,238 Laserscope +/(1)/.....................        83,808
   12,859 Lexicon Genetics, Inc. +/(1)/.........        67,510
    1,901 Lifeline Systems, Inc. +..............        66,535
    8,421 Luminex Corp. +/(1)/..................        88,842
    9,097 Martek Biosciences Corp. +/(1)/.......       552,552
    9,096 Maxygen, Inc. +.......................        98,692
   18,811 Nektar Therapeutics +/(1)/............       247,929
    5,586 Neose Technologies, Inc. +/(1)/.......        47,090
    8,121 Noven Pharmaceuticals, Inc. +.........       111,501
    6,552 Novoste Corp. +.......................        32,826
   13,712 OraSure Technologies, Inc. +/(1)/.....       114,358
    6,133 Osteotech, Inc. +.....................        46,917
   16,776 Palatin Technologies, Inc. +/(1)/.....        52,006
   42,079 Peregrine Pharmaceuticals, Inc. +/(1)/       101,831
    6,267 Possis Medical, Inc. +/(1)/...........       106,790
   17,987 Praecis Pharmaceuticals, Inc. +.......       136,701
   10,880 Quidel Corp. +........................        93,568
    9,327 Regeneration Technologies, Inc. +/(1)/        97,001
    2,493 Retractable Technologies, Inc. +/(1)/.        14,883
    8,461 Seattle Genetics, Inc. +/(1)/.........        52,627
    9,091 Serologicals Corp. +/(1)/.............       156,820
    2,785 Specialty Laboratories, Inc. +/(1)/...        46,509
    5,603 SurModics, Inc. +/(1)/................       118,615
    3,388 Synovis Life Technologies, Inc. +/(1)/        87,105
   12,878 Telik, Inc. +/(1)/....................       260,264
    9,656 Therasense, Inc. +/(1)/...............       164,635
    9,622 Third Wave Technologies, Inc. +.......        41,375
   19,131 Thoratec Corp. +/(1)/.................       269,556
    8,855 TriPath Imaging, Inc. +...............        80,758
    4,933 Ventana Medical Systems, Inc. +.......       185,875
   11,953 Viasys Healthcare, Inc. +.............       244,678
    3,586 Vital Images, Inc. +/(1)/.............        63,938
    4,333 West Pharmaceutical Services, Inc.....       147,322
    6,316 Wright Medical Group, Inc. +..........       175,964

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- -------------------------------------------------------------
          MEDICAL TECHNOLOGY- Continued
    3,403 Zoll Medical Corp. +/(1)/............ $     115,872
                                                -------------
                                                   12,204,267
                                                -------------
          MERCHANDISING - SPECIALTY - 0.11%
   13,307 Petco Animal Supplies, Inc. +........       445,252
                                                -------------
          METALS - 1.30%
   38,865 AK Steel Holding Corp. +.............       116,595
   32,479 Allegheny Technologies, Inc./(1)/....       266,328
    7,666 AMCOL International Corp.............       109,777
    1,877 Ampco-Pittsburgh Corp................        20,121
    5,355 Brush Engineered Materials, Inc. +...        72,185
    8,007 Carpenter Technology Corp............       214,588
    4,945 Century Aluminum Co. +...............        82,087
    4,948 Circor International, Inc............       108,856
    3,648 Cleveland-Cliffs, Inc. +/(1)/........       140,813
   10,075 Commercial Metals Co.................       259,331
    3,793 Gibraltar Steel Corp.................        92,473
    2,153 Greenbrier Companies, Inc. +.........        31,154
   43,884 Hecla Mining Co. +/(1)/..............       325,619
    1,937 Lawson Products, Inc.................        65,722
    6,873 Liquidmetal Technologies, Inc. +/(1)/        14,433
    3,137 Material Sciences Corp. +............        29,770
   16,806 Maverick Tube Corp. +................       310,575
   13,745 Mueller Industries, Inc. +...........       444,238
    4,277 NN, Inc..............................        49,699
    5,880 NS Group, Inc. +.....................        43,924
    6,509 Quanex Corp..........................       257,301
    8,212 Reliance Steel & Aluminum Co.........       242,090
   10,260 Roper Industries, Inc................       514,436
    6,412 Royal Gold, Inc./(1)/................       136,640
    7,614 RTI International Metals, Inc. +.....       103,170
    8,700 Ryerson Tull, Inc./(1)/..............        78,387
    3,616 Schnitzer Steel Industries, Inc.,
           Class A/(1)/........................       195,662
   15,059 Steel Dynamics, Inc. +/(1)/..........       301,481
   12,284 Tredegar Corp........................       189,174
   32,941 USEC, Inc............................       248,046
    5,876 Valmont Industries, Inc..............       133,385
                                                -------------
                                                    5,198,060
                                                -------------

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             77

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- -------------------------------------------------------------------
          MISCELLANEOUS - 0.27%
    4,464 Applied Films Corp. +...................... $     148,160
   21,765 Brinks Co..................................       483,183
    9,740 Concord Camera Corp. +.....................       117,562
   38,729 Stewart Enterprises, Inc., Class A +.......       180,864
   17,762 Westell Technologies, Inc. +...............       131,439
                                                      -------------
                                                          1,061,208
                                                      -------------
          MOBILE HOMES - 0.29%
   21,000 Champion Enterprises, Inc. +/(1)/..........       151,620
    5,570 Coachmen Industries, Inc./(1)/.............        96,082
   14,416 Fleetwood Enterprises, Inc. +/(1)/.........       146,611
    3,130 Modtech Holdings, Inc. +/(1)/..............        25,948
   10,210 Monaco Coach Corp. +/(1)/..................       237,485
    6,897 Palm Harbor Homes, Inc. +/(1)/.............       131,043
    2,434 Skyline Corp...............................        78,131
    4,989 Winnebago Industries, Inc./(1)/............       275,742
                                                      -------------
                                                          1,142,662
                                                      -------------
          MULTIMEDIA - 0.01%
    4,861 Martha Stewart Living, Inc., Class A +/(1)/        47,541
                                                      -------------
          OIL AND GAS - 3.06%
    3,171 Atwood Oceanics, Inc. +....................        81,463
    6,345 Berry Petroleum Co., Class A...............       121,316
   10,059 Cabot Oil & Gas Corp., Class A.............       267,167
   14,069 Cal Dive International, Inc. +.............       298,263
   16,653 Cimarex Energy Co. +.......................       385,017
    1,379 Clayton Williams Energy, Inc. +............        31,372
   11,426 Comstock Resources, Inc. +.................       186,244
   13,736 Denbury Resources, Inc. +..................       173,623
    2,491 Dril-Quip, Inc. +..........................        37,240
    3,513 Encore Acquisition Co. +...................        75,740
   14,015 Energen Corp...............................       545,744
    8,443 Energy Partners, Ltd. +....................       102,582
   15,516 Evergreen Resources, Inc. +/(1)/...........       434,914
   16,176 Forest Oil Corp. +.........................       405,209
   10,483 Frontier Oil Corp./(1)/....................       181,356
   28,544 Global Industries, Ltd. +..................       121,597
   67,537 Grey Wolf, Inc. +..........................       228,950
    2,821 Gulf Island Fabrication, Inc. +............        50,214
   20,790 Hanover Compressor Co. +...................       197,921
   14,127 Harvest Natural Resources, Inc. +..........       104,681
    3,960 Holly Corp.................................       105,178
   10,598 Horizon Offshore, Inc. +/(1)/..............        47,479

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          OIL AND GAS - Continued
    5,465 Houston Exploration Co. +........... $     186,411
    5,531 Hydril Co. +........................       132,025
   17,722 Input/Output, Inc. +................        69,293
   13,646 KCS Energy, Inc. +/(1)/.............       123,633
    7,639 Laclede Group, Inc./(1)/............       223,441
   10,104 Lone Star Technologies, Inc. +......       139,940
   26,963 Magnum Hunter Resources, Inc. +.....       242,397
    6,404 Matrix Service Co. +................       102,144
    4,717 McMoRan Exploration Co. +/(1)/......        84,717
   14,127 Meridian Resource Corp. +/(1)/......        64,419
   10,882 New Jersey Resources Corp...........       417,869
      881 North Coast Energy, Inc. +..........         9,427
    7,033 Nuevo Energy Co. +..................       138,831
    9,023 Oceaneering International, Inc. +...       197,153
   10,171 Oil States International, Inc. +....       127,748
   34,789 Parker Drilling Co. +...............        83,146
   11,966 Patina Oil & Gas Corp...............       537,034
    2,907 Penn Virginia Corp..................       136,367
    2,153 Petrocorp, Inc. +...................        29,152
    6,293 Petroleum Development Corp. +.......        89,361
   15,387 Plains Exploration &
           Production Co. +...................       215,572
    8,053 Plains Resources, Inc. +............       124,983
    3,573 Prima Energy Corp. +................       105,761
    4,502 Quicksilver Resources, Inc. +/(1)/..       135,555
   21,001 Range Resources Corp. +.............       165,908
    8,407 Remington Oil & Gas Corp. +.........       150,065
    3,870 RPC, Inc............................        38,894
    6,839 Seacor Smit, Inc. +.................       260,840
   14,254 Southwestern Energy Co. +...........       290,924
    9,922 Spinnaker Exploration Co. +.........       261,346
   11,274 St. Mary Land & Exploration Co./(1)/       289,742
    9,069 Stone Energy Corp. +................       338,818
   19,278 Superior Energy Services, Inc. +....       163,477
   10,290 Swift Energy Co. +..................       146,015
   23,173 Tesoro Petroleum Corp. +/(1)/.......       293,834
    8,003 Tetra Technologies, Inc. +..........       179,267
   12,666 Tom Brown, Inc. +...................       354,141
    6,932 TransMontaigne, Inc. +..............        41,661
   14,717 Unit Corp. +........................       303,170
    5,348 Universal Compression
           Holdings, Inc. +...................       125,411
   18,459 UNOVA, Inc. +.......................       441,539

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          OIL AND GAS - Continued
   12,337 Veritas DGC, Inc. +................... $    111,156
   19,841 Vintage Petroleum, Inc................      206,545
    8,928 W-H Energy Services, Inc. +...........      133,027
                                                 ------------
                                                   12,195,429
                                                 ------------
          OPTICAL INSTRUMENTS
          & LENSES - 0.05%
    7,452 Ocular Sciences, Inc. +...............      213,351
                                                 ------------
          PAPER/FOREST PRODUCTS - 0.68%
   10,709 Buckeye Technologies, Inc. +..........      109,339
   10,513 Caraustar Industries, Inc. +..........      122,476
    5,735 Chesapeake Corp.......................      131,905
    3,862 Deltic Timber Corp....................      109,372
   11,414 Glatfelter............................      136,740
   20,490 Longview Fibre Co.....................      224,775
   41,959 Louisiana-Pacific Corp. +.............      759,038
    6,273 Pope & Talbot, Inc....................       84,999
   10,502 Potlatch Corp.........................      338,690
    9,801 Rock-Tenn Co., Class A................      155,836
    5,933 Schweitzer-Mauduit International, Inc.      164,463
    6,232 Universal Forest Products, Inc........      189,702
   14,787 Wausau-Mosinee Paper Corp.............      181,880
                                                 ------------
                                                    2,709,215
                                                 ------------
          POLLUTION CONTROL - 0.42%
    1,567 BHA Group Holdings, Inc., Class A.....       39,332
   13,673 Calgon Carbon Corp./(1)/..............       84,089
    3,136 Clean Harbors, Inc. +/(1)/............       28,945
   22,414 Darling International, Inc. +.........       62,311
    3,059 Duratek, Inc. +.......................       30,712
    2,160 Gundle/Slt Environmental, Inc. +......       41,796
   10,072 KFX, Inc. +/(1)/......................       60,331
    2,531 Mine Safety Appliances Co.............      169,906
   29,125 Newpark Resources, Inc. +.............      117,083
   20,111 Tetra Tech, Inc. +....................      512,830
    4,712 TRC Cos., Inc. +/(1)/.................       95,230
   11,326 Waste Connections, Inc. +.............      419,062
                                                 ------------
                                                    1,661,627
                                                 ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

78

 NUMBER                                                  MARKET
OF SHARES                                                VALUE
- ------------------------------------------------------------------
          PUBLISHING - 0.59%
    9,443 Banta Corp................................. $    375,831
   13,487 Bowne & Co., Inc...........................      198,798
    4,460 Consolidated Graphics, Inc. +..............      134,023
    1,509 Courier Corp...............................       83,765
    6,552 Ennis Business Forms, Inc..................       96,839
   16,828 Hollinger International, Inc., Class A/(1)/      267,733
    5,072 Information Holdings, Inc. +...............      112,852
   12,442 Journal Register Co. +.....................      248,218
   12,160 Mail-Well, Inc. +..........................       45,965
    9,079 Network Equipment
           Technologies, Inc. +/(1)/.................       94,422
    4,052 New England Business Service, Inc..........      121,560
   59,187 Primedia, Inc. +...........................      171,642
    1,837 Pulitzer, Inc..............................       97,361
    4,715 Standard Register Co./(1)/.................       74,874
    3,193 Thomas Nelson, Inc.........................       56,197
   12,507 Topps Co., Inc.............................      131,824
      548 Value Line, Inc............................       26,852
                                                      ------------
                                                         2,338,756
                                                      ------------
          RAILROADS & EQUIPMENT - 0.19%
    5,864 Florida East Coast Industries, Inc.........      178,852
    4,886 Genesee & Wyoming, Inc., Class A +.........      123,421
   24,731 Kansas City Southern +/(1)/................      328,922
   11,863 RailAmerica, Inc. +/(1)/...................      134,645
                                                      ------------
                                                           765,840
                                                      ------------
          REAL ESTATE - 0.16%
      856 American Realty Investments, Inc. +/(1)/...        9,844
    2,085 Avatar Holdings, Inc. +....................       70,577
    2,253 Consolidated-Tomoka Land Co................       69,280
   10,674 Jones Lang LaSalle, Inc. +.................      223,620
    5,542 Reading International, Inc., Class A +/(1)/       34,582
    2,185 Tarragon Reality Investors, Inc. +.........       33,868
   12,370 Trammell Crow Co. +........................      166,376
    1,112 United Capital Corp........................       22,229
                                                      ------------
                                                           630,376
                                                      ------------
          REAL ESTATE INVESTMENT
          TRUSTS - 4.58%
    5,740 Acadia Realty Trust........................       69,282
      794 Alexander's, Inc. +........................       94,685
    7,624 Alexandria Real Estate Equities, Inc.......      427,706
    2,055 American Land Lease, Inc...................       40,833

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          REAL ESTATE INVESTMENT
          TRUSTS - Continued
    3,235 American Mortgage Acceptance Co...... $     51,113
    5,732 AMLI Residential Properties..........      148,000
   19,181 Anthracite Capital, Inc..............      199,482
   14,974 Anworth Mtg. Asset Corp..............      209,037
   11,977 Apex Mtg. Capital, Inc...............       68,149
    6,567 Associated Estates Realty Corp.......       48,136
    5,281 Bedford Property Investors, Inc......      148,132
    6,956 Boykin Lodging Co....................       63,161
   10,413 Brandywine Realty Trust..............      281,672
    1,396 BRT Realty Trust.....................       33,337
    9,895 Capital Automotive REIT..............      315,304
    3,979 Capstead Mtg. Corp./(1)/.............       60,759
    7,468 Colonial Properties Trust............      287,518
   16,943 Commercial Net Lease Realty, Inc.....      303,280
   21,911 Cornerstone Realty Income Trust, Inc.      201,143
   11,654 Corporate Office Properties Trust....      241,121
    4,340 Correctional Properties Trust........      121,086
    4,959 Criimi MAE, Inc. +...................       55,541
    6,194 EastGroup Properties, Inc............      192,943
    6,918 Entertainment Properties Trust.......      239,155
   16,266 Equity Inns, Inc.....................      149,647
   11,027 Equity One, Inc......................      189,113
    6,660 Essex Property Trust, Inc............      425,907
   19,612 FelCor Lodging Trust, Inc. +.........      207,299
   15,743 First Industrial Realty Trust, Inc...      521,408
    9,859 Gables Residential Trust.............      318,446
    6,255 Getty Realty Corp....................      156,563
    6,945 Glenborough Realty Trust, Inc........      136,469
   12,346 Glimcher Realty Trust/(1)/...........      269,266
    5,695 Great Lakes REIT, Inc./(1)/..........       89,753
   16,186 Health Care REIT, Inc................      565,215
    7,425 Heritage Property Investment
           Trust, Inc./(1)/....................      209,014
   21,456 Highwoods Properties, Inc............      526,530
   11,173 Home Properties of New York, Inc.....      449,713
   19,736 IMPAC Mtg. Holdings, Inc.............      360,379
   10,768 Innkeepers USA Trust.................       91,313
   14,396 Investors Real Estate Trust..........      150,870
    7,271 Keystone Property Trust Corp.........      147,310
    9,691 Kilroy Realty Corp...................      301,099
    7,590 Koger Equity, Inc....................      153,242
    8,535 Kramont Realty Trust.................      154,313
    6,845 Lasalle Hotel Properties.............      124,442

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          REAL ESTATE INVESTMENT
          TRUSTS - Continued
   12,547 Lexington Corporate Properties Trust. $    247,678
    5,308 LTC Properties, Inc..................       74,737
    5,614 Manufactured Home
           Communities, Inc....................      218,385
   16,855 Meristar Hospitality Corp. +.........      104,501
   23,747 MFA Mtg. Investments, Inc............      230,346
    6,173 Mid-America Apartment
           Communities, Inc....................      202,845
    6,094 Mission West Properties, Inc.........       76,784
    8,896 National Health Investors, Inc.......      207,811
    2,492 National Health Realty, Inc..........       43,012
   23,587 Nationwide Health Properties, Inc....      429,519
   10,086 Newcastle Investment Corp............      247,107
    3,979 Novastar Financial, Inc./(1)/........      316,529
    6,333 Omega Healthcare Investors, Inc./(1)/       50,031
    3,749 Parkway Properties, Inc..............      161,132
   11,797 Pennsylvania Real Estate Investment
           Trust...............................      406,997
   12,662 Post Properties, Inc.................      363,399
   12,474 Prentiss Properties Trust............      396,050
    8,193 Price Legacy Corp. +.................       29,904
    5,162 PS Business Parks, Inc...............      201,318
    7,928 RAIT Investment Trust................      204,067
    4,290 Ramco-Gershenson Properties Trust....      111,755
   18,711 Reckson Associates Realty Corp.......      449,064
    5,065 Redwood Trust, Inc...................      268,546
    4,387 Saul Centers, Inc....................      123,713
   18,238 Senior Housing Properties Trust......      295,273
    4,630 Sizeler Property Investors, Inc./(1)/       49,032
   10,981 SL Green Realty Corp.................      410,250
    5,217 Sovran Self Storage, Inc.............      180,143
    9,436 Summit Properties, Inc...............      215,707
    5,506 Sun Communities, Inc.................      206,640
    2,629 Tanger Factory Outlet Centers, Inc...      108,183
   17,641 Taubman Centers, Inc.................      361,641
    5,762 Town and Country Trust/(1)/..........      136,559
      670 Transcontinental Realty
           Investors, Inc. +...................        9,534
    7,967 U.S. Restaurant Properties, Inc./(1)/      131,615
    2,228 United Mobile Homes, Inc.............       38,322
    4,387 Universal Health Realty Income Trust.      130,294

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             79

 NUMBER                                             MARKET
OF SHARES                                           VALUE
- -------------------------------------------------------------
          REAL ESTATE INVESTMENT
          TRUSTS - Continued
    8,387 Urstadt Biddle Properties, Inc.,
           Class A.............................. $    116,160
   29,749 Ventas, Inc...........................      595,575
   14,603 Washington Real Estate
           Investment Trust.....................      448,020
    6,895 Winston Hotels, Inc...................       70,260
                                                 ------------
                                                   18,266,324
                                                 ------------
          REGISTERED INVESTMENT
          COMPANIES - 0.02%
    3,519 Gladstone Capital Corp................       75,412
                                                 ------------
          RETAIL - 3.69%
    9,223 7-Eleven, Inc. +......................      151,257
        1 99 Cents Only Stores +/(1)/...........           28
    5,051 AC Moore Arts & Crafts, Inc. +........      110,970
    5,862 Advanced Marketing Services, Inc./(1)/       68,292
    5,118 Big 5 Sporting Goods Corp. +..........      109,986
   27,799 BJ's Wholesale Club, Inc. +...........      707,485
    4,397 Blue Rhino Corp. +/(1)/...............       55,314
   13,490 Bombay Co., Inc. +/(1)/...............      138,003
    7,588 Boyds Collection, Ltd. +..............       32,628
    4,825 Brookstone, Inc. +....................      114,546
    4,917 Building Materials Holding Corp.......       74,493
    5,672 Burlington Coat Factory
           Warehouse Corp.......................      119,679
   17,767 Casey's General Stores, Inc...........      310,389
    9,722 Cash America International, Inc.......      188,412
    6,335 Central Garden & Pet Co. +............      167,941
    4,729 Coldwater Creek, Inc. +/(1)/..........       67,908
    4,801 Cole National Corp., Class A +........      100,725
    9,532 Compucom Systems, Inc. +..............       43,371
   27,263 Copart, Inc. +........................      327,156
    8,579 Cost Plus, Inc. +.....................      401,240
    1,740 Deb Shops, Inc./(1)/..................       34,487
    4,959 Department 56, Inc. +.................       70,071
    5,062 Dick's Sporting Goods, Inc. +/(1)/....      266,160
   24,686 Dillard's, Inc., Class A..............      415,959
   12,701 Drugstore.Com, Inc. +.................       84,589
    8,669 Duane Reade, Inc. +/(1)/..............      120,326
    7,052 Finish Line, Inc., Class A +..........      215,862
    2,491 Finlay Enterprises, Inc. +............       40,479
    9,679 Fossil, Inc. +........................      282,143

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- ----------------------------------------------------------
          RETAIL - Continued
   14,527 Fred's, Inc., Class A.............. $    484,475
    6,778 Friedman's, Inc., Class A..........       46,294
    1,231 FTD, Inc., Class A +/(1)/..........       30,307
    2,674 Galyans Trading Co., Inc. +/(1)/...       35,698
    8,452 Gamestop Corp., Class A +..........      136,500
    5,933 Great Atlantic & Pacific Tea
           Co., Inc. +/(1)/..................       45,091
    5,411 Guitar Center, Inc. +/(1)/.........      157,298
    5,815 Hancock Fabrics, Inc...............       82,573
    4,382 Hibbett Sporting Goods, Inc. +.....      135,930
   34,876 Homestore Common, Inc. +...........      122,415
    6,208 Imagistics International, Inc. +...      226,157
    3,425 Ingles Markets, Inc., Class A......       34,593
   18,509 Insight Enterprises, Inc. +........      346,118
    7,001 Jo-Ann Stores, Inc. +..............      140,370
    1,783 Jos. A. Bank Clothiers, Inc. +/(1)/       73,477
    4,309 Kirkland's, Inc. +.................       90,058
   17,695 Linens 'N Things, Inc. +...........      520,410
   11,929 Longs Drug Stores Corp.............      292,260
    3,251 MarineMax, Inc. +..................       61,769
   13,927 Men's Wearhouse, Inc. +............      428,534
    1,649 Mothers Work, Inc. +/(1)/..........       41,654
    2,947 Movado Group, Inc..................       80,129
    9,709 Movie Gallery, Inc. +..............      171,752
    7,706 Myers Industries, Inc..............       96,556
    4,473 Nash Finch Co......................       89,952
      263 Noland Co./(1)/....................        9,660
   12,758 Nu Skin Enterprises, Inc., Class A.      221,606
   49,841 OfficeMax, Inc. +..................      489,937
    3,540 Overstock.com, Inc. +/(1)/.........       55,967
    2,128 Pantry, Inc. +/(1)/................       49,010
   10,845 Pathmark Stores, Inc. +............       78,735
    9,064 Pozen, Inc. +......................      106,593
    8,319 Priceline.com, Inc. +..............      158,560
    7,693 Restoration Hardware, Inc. +.......       47,158
    2,747 Rex Stores Corp. +/(1)/............       43,210
   13,093 Ruddick Corp.......................      221,272
    6,535 School Specialty, Inc. +/(1)/......      189,254
    7,870 Select Comfort Corp. +/(1)/........      211,782
    3,755 Sharper Image Corp. +/(1)/.........      118,733
   10,982 ShopKo Stores, Inc. +/(1)/.........      182,850
    4,941 Smart & Final, Inc. +..............       45,111
    8,085 Sports Authority, Inc. +...........      351,697
   14,656 Stamps.com, Inc. +.................       91,600

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          RETAIL - Continued
    8,529 Sturm, Ruger & Co., Inc................. $      98,339
   14,302 Summit America Television, Inc. +.......        51,487
    3,680 Systemax, Inc. +........................        26,680
   11,673 Tractor Supply Co. +....................       508,242
    5,486 Tuesday Morning Corp. +.................       175,333
    8,013 Tweeter Home Entertainment Group,
           Inc. +/(1)/............................        66,989
    4,399 Ultimate Electronics, Inc. +/(1)/.......        36,292
   12,252 United Stationers, Inc. +...............       494,368
    9,850 Urban Outfitters, Inc. +/(1)/...........       384,150
    4,483 Weis Markets, Inc.......................       159,147
    4,778 West Marine, Inc. +/(1)/................       120,453
    4,285 Whitehall Jewellers, Inc. +/(1)/........        45,464
    6,930 Wilsons The Leather Experts, Inc. +/(1)/        43,035
   12,498 Yankee Candle Co., Inc. +...............       368,941
   12,872 Zale Corp. + @..........................       697,019
                                                   -------------
                                                      14,738,943
                                                   -------------
          RETIREMENT/AGED CARE - 0.13%
    9,669 Genesis Health Ventures, Inc............       303,703
    6,683 Sunrise Assisted Living, Inc. +/(1)/....       230,697
                                                   -------------
                                                         534,400
                                                   -------------
          SAVINGS & LOAN - 2.43%
    8,328 Anchor BanCorp Wisconsin, Inc...........       208,950
   15,026 Bank Mutual Corp........................       173,400
   16,864 BankAtlantic Bancorp, Inc., Class A.....       319,910
   11,436 Bankunited Financial Corp. +............       291,046
    2,158 Berkshire Hills Bancorp, Inc............        73,048
   23,112 Brookline Bancorp, Inc..................       347,142
    3,019 Camco Financial Corp....................        53,406
    3,854 CFS Bancorp, Inc........................        54,534
    1,591 Charter Financial Corp./(1)/............        53,298
    3,431 Citizens First Bancorp, Inc.............        80,663
    3,579 Citizens South Banking Corp.............        52,432
    1,629 Coastal Bancorp, Inc....................        57,015
    4,155 Coastal Financial Corp..................        70,510
    3,006 Commercial Capital Bancorp, Inc. +......        60,571
    4,409 Connecticut Bancshares, Inc.............       227,637
    8,155 Dime Community Bancshares...............       250,766
    2,867 ESB Financial Corp......................        46,589
    1,686 EverTrust Financial Group, Inc..........        51,086
    5,309 Fidelity Bankshares, Inc................       147,325

- -----------------------------------------------------------------------------

                                                              November 30, 2003

80

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          SAVINGS & LOAN - Continued
    1,976 First Defiance Financial Corp....... $     55,190
    2,686 First Essex Bancorp, Inc............      153,156
    6,839 First Federal Capital Corp..........      160,238
    5,078 First Financial Holdings, Inc.......      159,957
    4,653 First Indiana Corp..................       86,778
   28,383 First Niagara Financial Group, Inc..      431,138
    4,760 First Place Financial Corp..........       87,965
    8,874 First Sentinel Bancorp, Inc./(1)/...      168,429
    5,886 Firstfed America Bancorp, Inc.......      153,389
    6,809 FirstFed Financial Corp. +..........      320,023
    2,635 Flag Financial Corp./(1)/...........       34,097
   11,723 Flagstar Bancorp, Inc...............      259,430
    2,157 FloridaFirst Bancorp, Inc...........       60,827
    3,802 Flushing Financial Corp.............      103,414
    1,514 FMS Financial Corp..................       29,584
    1,679 GA Financial, Inc...................       48,254
    8,405 Harbor Florida Bancshares, Inc......      255,092
    4,623 Hawthorne Financial Corp. +.........      124,590
    2,163 Heritage Financial Corp.............       47,608
    4,273 Horizon Financial Corp..............       75,589
    6,087 Hudson River Bancorp, Inc...........      211,584
    1,875 Itla Capital Corp. +................       94,162
    2,453 Klamath First Bancorp...............       62,919
    8,723 MAF Bancorp, Inc....................      383,027
    1,496 MASSBANK Corp.......................       60,379
    1,771 MutualFirst Financial, Inc..........       45,320
    1,229 NASB Financial, Inc.................       50,389
    4,418 Northwest Bancorp, Inc./(1)/........       96,887
    2,517 OceanFirst Financial Corp...........       66,373
   15,668 Ocwen Financial Corp. +.............      108,893
      674 Oneida Financial Corp...............       15,805
    1,678 Parkvale Financial Corp.............       44,752
    2,638 Partners Trust Financial Group, Inc.       75,763
    1,508 PennFed Financial Services, Inc.....       48,631
    5,037 PFF Bancorp, Inc....................      188,384
    1,431 Provident Bancorp, Inc..............       68,616
    1,386 Provident Financial Holdings, Inc...       46,445
   19,009 Provident Financial Services, Inc...      393,676
    2,038 Quaker City Bancorp, Inc............       86,065
   10,904 Seacoast Financial Services Corp....      299,315
    5,305 Sound Federal Bancorp, Inc./(1)/....       89,389
    2,892 St. Francis Capital Corp............      100,671
   19,795 Staten Island Bancorp, Inc..........      455,285
    5,929 Sterling Financial Corp. (Spokane) +      199,274

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ----------------------------------------------------------------
          SAVINGS & LOAN - Continued
    9,056 TierOne Corp. +......................... $     214,718
    2,631 Troy Financial Corp./(1)/...............        92,743
   12,124 United Community Financial Corp./(1)/...       136,031
    1,169 Warwick Community Bancorp, Inc..........        35,304
   12,245 Waypoint Financial Corp.................       262,900
    1,926 Westfield Financial, Inc................        46,340
    4,453 Willow Grove Bancorp, Inc...............        75,256
    2,352 WSFS Financial Corp./(1)/...............       101,418
                                                   -------------
                                                       9,690,790
                                                   -------------
          SCHOOLS - 0.31%
    4,748 Bright Horizons Family
           Solutions, Inc. +......................       179,945
    3,640 Learning Tree International, Inc. +/(1)/        63,227
    6,412 Princeton Review, Inc. +/(1)/...........        51,296
    4,273 Strayer Education, Inc..................       477,422
   14,487 Sylvan Learning Systems, Inc. +.........       468,944
                                                   -------------
                                                       1,240,834
                                                   -------------
          SEMICONDUCTORS - 3.36%
    8,811 Actel Corp. +...........................       241,510
    8,730 Alliance Semiconductor Corp. +..........        72,110
    6,708 Artisan Components, Inc. +/(1)/.........       138,648
   15,470 Asyst Technologies, Inc. +..............       282,327
   10,748 ATMI, Inc. +/(1)/.......................       247,204
   39,474 Axcelis Technologies, Inc. +............       452,767
   14,791 Brooks Automation, Inc. +...............       359,421
   19,146 ChipPAC, Inc., Class A +/(1)/...........       148,764
   27,772 Cirrus Logic, Inc. +....................       238,839
    8,403 Cohu, Inc...............................       176,631
  107,439 Conexant Systems, Inc. +................       542,567
   25,312 Credence Systems Corp. +/(1)/...........       328,044
    2,488 Diodes, Inc. +..........................        50,631
    4,782 Dupont Photomasks, Inc. +/(1)/..........       111,038
   21,173 Entegris, Inc. +........................       271,861
   12,246 ESS Technology, Inc. +..................       204,263
   16,045 Exar Corp. +............................       311,113
   12,510 Genesis Microchip, Inc. +...............       230,810
   42,338 Globespan Virata, Inc. +................       259,955
   10,471 Helix Technology Corp...................       227,221
       23 Hifn, Inc. +............................           253
   11,141 Integrated Silicon Solution, Inc. +.....       208,337
    6,917 IXYS Corp. +............................        58,103
   27,842 Kopin Corp. +...........................       197,121

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- ------------------------------------------------------------
          SEMICONDUCTORS - Continued
   19,950 Kulicke & Soffa Industries, Inc. +.. $     328,776
   40,570 Lattice Semiconductor Corp. +.......       384,198
   19,875 LTX Corp. +.........................       331,515
   11,177 Mattson Technology, Inc. +..........       171,567
   22,465 Micrel, Inc. +......................       384,151
   11,609 Microsemi Corp. +...................       281,286
   10,492 MKS Instruments, Inc. +.............       290,733
    9,034 Monolithic Systems
           Technology, Inc. +/(1)/............        67,394
   12,993 Mykrolis Corp. +....................       205,809
    9,293 Omnivision Technologies, Inc. +/(1)/       605,532
   11,198 ON Semiconductor Corp. +............        73,683
    6,091 ParthusCeva, Inc. +/(1)/............        53,296
    8,365 Pericom Semiconductor Corp. +.......        98,038
   11,439 Photronics, Inc. +/(1)/.............       211,278
   10,304 Power Integrations, Inc. +..........       373,314
    4,681 Rudolph Technologies, Inc. +........       108,365
    6,503 Semitool, Inc. +....................        74,004
   23,559 Semtech Corp. +.....................       572,484
    2,349 Siliconix, Inc. +/(1)/..............       119,306
   55,620 Skyworks Solutions, Inc. +/(1)/.....       488,900
    3,545 Supertex, Inc. +....................        61,470
    8,539 Three-Five Systems, Inc. +..........        45,513
   45,738 Transmeta Corp. +...................       150,935
   53,436 Triquint Semiconductor, Inc. +......       431,763
    8,081 Ultratech Stepper, Inc. +...........       244,854
   11,400 Varian Semiconductor Equipment
           Associates, Inc. +.................       530,784
    9,140 Veeco Instruments, Inc. +...........       269,630
   82,466 Vitesse Semiconductor Corp. +.......       602,002
    7,487 White Electronic Designs Corp. +....        77,191
   10,046 Xicor, Inc. +.......................       131,100
   16,263 Zoran Corp. +.......................       298,589
                                               -------------
                                                  13,426,998
                                               -------------
          TELECOMMUNICATIONS - 2.64%
   14,598 Aether Systems, Inc. +..............        72,552
    8,921 Anaren, Inc. +......................       133,547
   59,268 Andrew Corp. + @....................       697,584
    3,513 Applied Signal Technology, Inc......        76,583
   21,319 Arris Group, Inc. +/(1)/............       137,508
   12,315 Aspect Communications Corp. +.......       181,277
    6,673 Audiovox Corp., Class A +...........        92,555

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             81

 NUMBER                                          MARKET
OF SHARES                                        VALUE
- -----------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   23,171 Avanex Corp. +/(1)/................ $     109,831
    6,412 Boston Communications
           Group, Inc. +/(1)/................        57,708
    4,300 Centennial Communications Corp.,
           Class A +.........................        21,156
   68,952 Cincinnati Bell, Inc. +............       393,716
    4,551 Comtech
           Telecommunications Corp. +/(1)/...       151,721
    7,043 CT Communications, Inc.............       100,715
    5,160 D&E Communications, Inc............        73,530
   10,385 Ditech Communications Corp. +......       182,257
    7,704 Dobson Communications Corp.,
           Class A +/(1)/....................        45,454
    4,275 EMS Technologies, Inc. +...........        90,844
   55,281 Finisar Corp. +....................       221,124
   17,696 General Communication, Inc. +......       154,840
    5,025 Golden Telecom, Inc. +.............       139,444
    5,183 Hickory Tech Corp..................        62,714
    1,345 Hungarian Telephone &
           Cable Corp. +.....................        13,840
    5,217 Inet Technologies, Inc. +..........        66,986
   27,377 Infonet Services Corp., Class B +..        52,016
    5,790 Intrado, Inc. +/(1)/...............       115,511
    9,213 Ixia +.............................       117,374
    3,894 KVH Industries, Inc. +/(1)/........       122,817
   10,884 Lightbridge, Inc. +................       104,813
    7,901 MasTec, Inc. +/(1)/................       104,925
   24,480 McLeodUSA, Inc., Class A +/(1)/....        39,168
    7,499 Metro One
           Telecommunications, Inc. +/(1)/...        14,548
   40,068 MRV Communications, Inc. +/(1)/....       160,673
    4,770 NII Holdings, Inc., Class B +/(1)/.       362,282
    6,019 North Pittsburgh Systems, Inc......       110,924
   16,085 Plantronics, Inc. +................       492,844
   26,464 Powerwave Technologies, Inc. +/(1)/       197,157
   16,204 Price Communications Corp. +.......       208,221
   19,702 Primus Telecommunications
           Group, Inc. +.....................       208,644
   48,774 Proxim Corp., Class A +............        68,771
   17,117 PTEK Holdings, Inc. +/(1)/.........       149,260
   21,720 RCN Corp. +/(1)/...................        22,154
   22,923 Remec, Inc. +/(1)/.................       257,196
   68,950 RF Micro Devices, Inc. +/(1)/......       803,268
    4,355 SafeNet, Inc. +....................       144,760

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- -----------------------------------------------------------------
          TELECOMMUNICATIONS - Continued
   17,374 SBA Communications Corp. +............... $      60,114
    1,310 Shenandoah Telecommunications Co.........        64,570
   79,501 Sonus Networks, Inc. +...................       726,639
    6,417 Spectralink Corp. +......................       132,126
   33,245 Stratex Networks, Inc. +.................       118,352
    5,832 SureWest Communications/(1)/.............       228,848
   66,215 Sycamore Networks, Inc. +................       352,264
   15,087 Symmetricom, Inc. +......................       106,122
   10,502 Talk America Holdings, Inc. +/(1)/.......       118,148
   20,420 Tekelec +................................       341,014
   26,232 Terayon Communication Systems +..........       156,867
   16,044 Time Warner Telecom, Inc., Class A +/(1)/       169,264
    5,437 Tollgrade Communications, Inc. +/(1)/....        94,114
    8,832 Triton PCS Holdings, Inc., Class A +.....        49,459
    8,341 ViaSat, Inc. +...........................       177,413
    2,166 Warwick Valley Telephone Co..............        69,442
   21,105 Western Wireless Corp., Class A +........       394,030
    9,750 Zhone Technologies, Inc. +...............        53,918
                                                    -------------
                                                       10,547,516
                                                    -------------
          TEXTILE - PRODUCTS - 0.13%
    3,530 Angelica Corp............................        72,894
    6,821 G&K Services, Inc., Class A..............       247,057
    3,606 UniFirst Corp............................        83,767
   12,790 Wellman, Inc.............................       111,273
                                                    -------------
                                                          514,991
                                                    -------------
          THERAPEUTICS - 1.00%
   35,269 Abgenix, Inc. +..........................       397,481
   25,430 BioMarin Pharmaceutical, Inc. +/(1)/.....       186,910
   12,509 Cell Therapeutics, Inc. +/(1)/...........       112,581
   11,345 CV Therapeutics, Inc. +/(1)/.............       203,870
   15,627 Discovery Laboratories, Inc. +...........       134,080
    4,231 Dov Pharmaceutical, Inc. +/(1)/..........        45,399
   13,860 Esperion Therapeutics, Inc. +/(1)/.......       318,641
    9,274 GTC Biotherapeutics, Inc. +/(1)/.........        25,596
    2,743 Hollis-Eden Pharmaceuticals +/(1)/.......        37,661
   29,564 Medarex, Inc. +/(1)/.....................       201,035
   16,726 Medicines Co. +..........................       457,790
   11,927 MGI Pharma, Inc. +/(1)/..................       457,639
   11,798 NPS Pharmaceuticals, Inc. +/(1)/.........       356,064
   16,378 Nuvelo, Inc. +/(1)/......................        64,038
    9,547 Onyx Pharmaceuticals, Inc. +.............       274,763
    5,449 Trimeris, Inc. +/(1)/....................       124,401

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          THERAPEUTICS - Continued
   17,617 Tularik, Inc. +/(1)/................. $    263,903
   18,579 Vicuron Phamaceuticals, Inc. +.......      337,209
                                                ------------
                                                   3,999,061
                                                ------------
          TOBACCO - 0.20%
   16,635 Dimon, Inc...........................      112,286
    3,966 Standard Commercial Corp.............       82,691
    9,971 Universal Corp.......................      425,961
    9,340 Vector Group, Ltd./(1)/..............      158,780
                                                ------------
                                                     779,718
                                                ------------
          UTILITIES - COMMUNICATION - 0.08%
    8,693 Commonwealth Telephone Enterprises,
           Inc. +..............................      327,031
                                                ------------
          UTILITIES - ELECTRIC - 1.37%
   47,263 Allegheny Energy, Inc. +/(1)/........      508,077
   12,862 Black Hills Corp.....................      414,928
    4,748 Central Vermont Public Service Corp..      113,477
    5,768 CH Energy Group, Inc./(1)/...........      253,215
   17,727 Cleco Corp...........................      315,186
   54,396 CMS Energy Corp. +/(1)/..............      429,185
   19,699 El Paso Electric Co. +...............      250,177
    9,109 Empire District Electric Co./(1)/....      192,747
   10,439 Headwaters, Inc. +...................      199,176
   15,323 Idacorp, Inc./(1)/...................      450,496
    7,125 MGE Energy, Inc......................      228,071
   10,303 Otter Tail Corp./(1)/................      280,551
    9,327 Plug Power, Inc. +/(1)/..............       54,003
   15,693 PNM Resources, Inc...................      439,561
   46,991 Sierra Pacific Resources +/(1)/......      325,648
    4,699 UIL Holdings Corp./(1)/..............      188,007
   11,412 UniSource Energy Corp................      279,937
   26,842 Weststar Energy, Inc.................      533,082
                                                ------------
                                                   5,455,524
                                                ------------
          UTILITIES - GAS, DISTRIBUTION - 0.39%
    2,237 Chesapeake Utilities Corp............       56,171
    1,761 EnergySouth, Inc.....................       60,402
   10,295 Northwest Natural Gas Co.............      313,998
    6,427 NUI Corp./(1)/.......................      100,454

- -----------------------------------------------------------------------------

                                                              November 30, 2003

82

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          UTILITIES - GAS,
          DISTRIBUTION - Continued
    7,598 SEMCO Energy, Inc...................... $     37,230
    4,971 South Jersey Industries, Inc...........      195,857
   21,320 Southern Union Co. +...................      389,730
   12,218 Southwest Gas Corp.....................      275,516
    3,776 World Fuel Services Corp...............      113,016
                                                  ------------
                                                     1,542,374
                                                  ------------
          UTILITIES - GAS, PIPELINE - 0.07%
   73,771 Aquila, Inc. +.........................      264,100
                                                  ------------
          UTILITIES - MISCELLANEOUS - 0.04%
    5,089 Casella Waste Systems, Inc.,
           Class A +.............................       68,193
    8,700 Walter Industries, Inc.................      106,488
                                                  ------------
                                                       174,681
                                                  ------------
          WATER SERVICES - 0.16%
    6,096 American States Water Co...............      147,950
    5,717 California Water Service Group.........      149,557
    3,188 Connecticut Water Service, Inc.........       92,675
    4,176 Middlesex Water Co./(1)/...............       83,520
    2,457 Pico Holdings, Inc. +..................       36,658
      860 SJW Corp...............................       76,316
    3,977 Southwest Water Co./(1)/...............       63,155
                                                  ------------
                                                       649,831
                                                  ------------
          TOTAL COMMON STOCK
          (Cost $305,161,907)....................  343,017,286
                                                  ------------
          PREFERRED STOCK - 0.00%
          REAL ESTATE INVESTMENT TRUSTS -
          0.00%
      778 Prime Retail, Inc. 8.50%...............        6,170
                                                  ------------
          TOTAL PREFERRED STOCK
          (Cost $29,954).........................        6,170
                                                  ------------
          WARRANTS - 0.00%
          FINANCE COMPANIES - 0.00%
      255 Imperial Credit Industries, Inc. +/(3)/            0
                                                  ------------

  NUMBER                                             MARKET
 OF SHARES                                           VALUE
- --------------------------------------------------------------
            INFORMATION PROCESSING -
            SOFTWARE - 0.00%
        491 Microstrategy, Inc. +:............... $        147
                                                  ------------
            TOTAL WARRANTS
            (Cost $0)............................          147
                                                  ------------
    PAR
   VALUE
- ------------
            SHORT-TERM INVESTMENTS - 27.76%
            COLLECTIVE INVESTMENT POOL - 17.88%
$71,348,367 Securities Lending Quality Trust/(2)/   71,348,367
                                                  ------------
            COMMERCIAL PAPER - 9.16%
 10,900,000 BellSouth Corp.:
              1.00% due 12/5/03 @................   10,898,789
  5,365,000 Eksportfinans A S:
              1.01% due 12/5/03 @................    5,364,398
 10,000,000 Merck & Co., Inc.:
              1.00% due 12/2/03 @................    9,999,722
  7,000,000 Target Corp.:
              1.01% due 12/2/03 @................    6,999,804
  3,300,000 USAA Capital Corp.:
              1.00% due 12/5/03 @................    3,299,633
                                                  ------------
                                                    36,562,346
                                                  ------------
            U.S. TREASURY BILLS - 0.72%
            United States Treasury Bills:
     50,000   0.90% due 12/11/03 @...............       49,987
    125,000   0.90% due 12/11/03 @...............      124,969
    250,000   0.89% due 12/11/03 @...............      249,938
    425,000   0.89% due 1/8/04 @.................      424,601
    920,000   0.89% due 1/15/04 @................      918,977
    255,000   0.88% due 12/11/03 @...............      254,903
     50,000   0.88% due 12/18/03 @...............       49,979
    260,000   0.87% due 12/18/03 @...............      259,893
     50,000   0.87% due 1/15/04 @................       49,946
    150,000   0.86% due 12/4/03 @................      149,989
     40,000   0.86% due 12/11/03 @...............       39,990
     25,000   0.85% due 12/11/03 @...............       24,994
     25,000   0.83% due 12/4/03 @................       24,998
     85,000   0.82% due 12/4/03 @................       84,994
     50,000   0.81% due 12/4/03 @................       49,997
    100,000   0.80% due 12/4/03 @................       99,993
                                                  ------------
                                                     2,858,148
                                                  ------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost $110,768,861)..................  110,768,861
                                                  ------------

    PAR                                                       MARKET
   VALUE                                                      VALUE
- ------------------------------------------------------------------------
            REPURCHASE AGREEMENT - 3.81%
$15,201,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of
             $15,202,178 and collateralized by
             Federal Home Loan Mtg. Corp. Notes,
             bearing interest at 6.63%, due
             9/15/09 and having an approximate
             value of $15,657,250 (Cost
             $15,201,000) @............................... $  15,201,000
                                                           -------------
            TOTAL INVESTMENTS
            (Cost $431,161,722) - 117.53%.................   468,993,464
            Other assets and liabilities,
             net - (17.53)%...............................  (69,945,433)
                                                           -------------
            NET ASSETS - 100%............................. $ 399,048,031
                                                           -------------
            +  Non-income producing
            @ The security or a portion thereof
             represents collateral for open futures
             contracts.
            #  Security represents an investment in
             an affiliated company.
            /(1)/ The security or a portion thereof is out
             on loan (see Note 2).
            /(2)/ The security is purchased with the
             cash collateral received from
             securities loaned.
            /(3)/ Fair valued security (see Note 2).
            /(4)/ Illiquid security.

OPEN FUTURES CONTRACTS

- ----------------------------------------------------------------------------------
                                                         Value as of
Number of                                     Value at   November 30,  Unrealized
Contracts    Description     Expiration Date Trade Date      2003     Appreciation
- ----------------------------------------------------------------------------------
200 Long  Russell 2000 Index  December 2003  $52,249,147 $54,650,000   $2,400,853
                                                                       ----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

          SOCIAL AWARENESS FUND - SCHEDULE OF INVESTMENTS (Unaudited)


November 30, 2003

                                                                             83


             NUMBER                                        MARKET
            OF SHARES                                      VALUE
            --------------------------------------------------------
                      COMMON STOCK - 91.13%
                      AIRLINES - 0.29%
              87,750  Delta Air Lines, Inc./(1)/........ $ 1,100,385
                                                         -----------
                      APPAREL & PRODUCTS - 1.07%
              38,157  Gap, Inc..........................     820,376
              34,882  Jones Apparel Group, Inc..........   1,203,429
              50,000  VF Corp...........................   2,063,500
                                                         -----------
                                                           4,087,305
                                                         -----------
                      AUTOMOTIVE - 1.43%
               7,020  Borg-Warner, Inc..................     554,580
              46,840  Danaher Corp......................   3,897,088
               9,810  SPX Corp. +.......................     532,683
              61,450  Visteon Corp......................     482,383
                                                         -----------
                                                           5,466,734
                                                         -----------
                      BANKS - 4.85%
              10,000  Bank One Corp.....................     433,600
              37,650  Comerica, Inc.....................   1,963,447
              55,000  FleetBoston Financial Corp........   2,233,000
              57,500  Mellon Financial Corp.............   1,656,000
              27,430  National City Corp................     920,277
              12,390  U.S. Bancorp......................     343,327
              86,370  Wachovia Corp.....................   3,951,427
             123,000  Wells Fargo & Co..................   7,051,590
                                                         -----------
                                                          18,552,668
                                                         -----------
                      BEVERAGES - 2.74%
             163,100  Coca-Cola Bottling Co.............   7,584,150
              31,425  Coca-Cola Enterprises, Inc........     648,926
              46,850  PepsiCo, Inc......................   2,254,422
                                                         -----------
                                                          10,487,498
                                                         -----------
                      BROADCASTING - 1.20%
              22,870  Clear Channel Communications, Inc.     956,195
             115,980  Comcast Corp., Class A +..........   3,639,452
                                                         -----------
                                                           4,595,647
                                                         -----------
                      BUILDING MATERIALS - 1.45%
               2,850  Lafarge North America Inc./(1)/...     108,585
              40,700  Lowe's Cos., Inc..................   2,372,810

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         -------------------------------------------------------------
                   BUILDING MATERIALS - Continued
           40,000  Masco Corp............................. $ 1,088,000
           45,000  Vulcan Materials Co./(1)/..............   2,001,150
                                                           -----------
                                                             5,570,545
                                                           -----------
                   CHEMICAL - 0.92%
           89,060  Ashland, Inc...........................   3,539,244
                                                           -----------
                   COMMERCIAL SERVICES - 0.34%
          108,850  Concord EFS, Inc. +....................   1,250,686
              980  Fluor Corp.............................      35,927
                                                           -----------
                                                             1,286,613
                                                           -----------
                   CONGLOMERATES - 4.89%
           72,440  3M Co..................................   5,725,658
          453,870  General Electric Co. @.................  13,012,453
                                                           -----------
                                                            18,738,111
                                                           -----------
                   DRUGS - 5.92%
           60,930  Abbott Laboratories....................   2,693,106
           11,650  Allergan, Inc..........................     870,605
          132,040  Bristol-Myers Squibb Co................   3,479,254
            8,950  Eli Lilly & Co.........................     613,612
           13,300  Merck & Co., Inc.......................     539,980
          335,190  Pfizer, Inc. @.........................  11,245,624
           26,380  Watson Pharmaceuticals, Inc. +.........   1,243,553
           49,780  Wyeth..................................   1,961,332
                                                           -----------
                                                            22,647,066
                                                           -----------
                   ELECTRONICS/ELECTRICAL
                   EQUIPMENT - 1.45%
           33,190  Agilent Technologies, Inc. +...........     938,613
           58,000  American Power Conversion Corp.........   1,267,880
            2,860  Amphenol Corp., Class A +..............     173,087
            1,470  AVX Corp./(1)/.........................      22,197
           13,220  Hawaiian Electric Industries, Inc./(1)/     609,310
            9,170  Mettler-Toledo International, Inc. +...     359,648
               20  PMC-Sierra, Inc. +.....................         407
           77,600  Thermo Electron Corp. +................   1,854,640
           10,500  Waters Corp. +.........................     335,790
                                                           -----------
                                                             5,561,572
                                                           -----------

            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           ----------------------------------------------------------
                     FINANCE COMPANIES - 1.99%
             47,480  Capital One Financial Corp.......... $ 2,835,506
            118,210  MBNA Corp...........................   2,898,509
             50,414  SLM Corp............................   1,871,872
                                                          -----------
                                                            7,605,887
                                                          -----------
                     FINANCIAL SERVICES - 6.09%
             10,000  American Express Co.................     457,100
              6,900  Charles Schwab Corp.................      80,040
            257,530  Citigroup, Inc. @...................  12,114,211
             35,000  Fannie Mae..........................   2,450,000
             38,000  Freddie Mac.........................   2,067,960
             13,940  Goldman Sachs Group, Inc............   1,339,355
             80,000  JP Morgan Chase & Co................   2,828,800
              2,290  Lehman Brothers Holdings, Inc.......     165,361
             32,180  Merrill Lynch & Co., Inc............   1,826,215
                                                          -----------
                                                           23,329,042
                                                          -----------
                     FOODS - 1.00%
             50,000  General Mills, Inc..................   2,250,500
             27,768  H J Heinz Co........................   1,002,425
             10,369  Wm. Wrigley Jr. Co..................     571,539
                                                          -----------
                                                            3,824,464
                                                          -----------
                     FREIGHT - 0.37%
             19,551  United Parcel Service, Inc., Class B   1,422,726
                                                          -----------
                     HARDWARE & TOOLS - 0.58%
             35,790  Black & Decker Corp.................   1,660,298
             16,990  Stanley Works.......................     555,743
                                                          -----------
                                                            2,216,041
                                                          -----------
                     HEALTHCARE - 0.97%
             27,300  Anthem, Inc. +......................   1,968,876
             57,580  McKesson Corp.......................   1,681,336
              1,603  Medco Health Solutions, Inc. +......      58,397
                                                          -----------
                                                            3,708,609
                                                          -----------
                     HEAVY DUTY TRUCKS/PARTS - 0.23%
             54,908  Dana Corp...........................     887,862
                                                          -----------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

84

         NUMBER                                               MARKET
        OF SHARES                                             VALUE
        ---------------------------------------------------------------
                  HOSPITAL SUPPLIES - 2.83%
          22,360  AmerisourceBergen Corp................... $ 1,415,164
          57,140  Becton, Dickinson and Co.................   2,287,314
          41,000  Boston Scientific Corp. +................   1,471,490
          29,300  Cardinal Health, Inc.....................   1,791,402
          78,820  Johnson & Johnson........................   3,885,038
                                                            -----------
                                                             10,850,408
                                                            -----------
                  HOUSEHOLD PRODUCTS - 3.88%
             530  American Greetings Corp., Class A  +/(1)/      11,194
          32,890  Colgate-Palmolive Co.....................   1,726,725
         130,000  Gillette Co..............................   4,384,900
          74,630  International Flavors &
                   Fragrances, Inc.........................   2,423,236
          65,410  Procter & Gamble Co......................   6,295,058
                                                            -----------
                                                             14,841,113
                                                            -----------
                  INFORMATION PROCESSING
                  HARDWARE - 4.52%
         120,000  Dell, Inc. +.............................   4,140,000
         168,000  Hewlett-Packard Co.......................   3,643,920
          75,000  International Business Machines Corp.....   6,790,500
          34,332  Lexmark International, Inc., Class A  +..   2,657,297
          15,360  Sun Microsystems, Inc. +.................      65,587
                                                            -----------
                                                             17,297,304
                                                            -----------
                  INFORMATION PROCESSING
                  SERVICES - 2.59%
           9,410  Adobe Systems, Inc.......................     388,821
           7,040  Ceridian Corp. +.........................     149,459
          56,820  eBay, Inc. +.............................   3,173,397
          88,557  Fiserv, Inc. +...........................   3,320,888
          37,490  SunGard Data Systems, Inc. +.............   1,012,980
          40,740  Symantec Corp. +.........................   1,337,494
          33,340  Unisys Corp. +...........................     544,109
                                                            -----------
                                                              9,927,148
                                                            -----------
                  INFORMATION PROCESSING
                  SOFTWARE - 3.77%
         450,660  Microsoft Corp. @........................  11,581,962
         237,960  Oracle Corp. +...........................   2,857,900
                                                            -----------
                                                             14,439,862
                                                            -----------

          NUMBER                                             MARKET
         OF SHARES                                           VALUE
         -------------------------------------------------------------
                   INSURANCE - 7.97%
           26,010  Aetna, Inc............................. $ 1,674,524
          114,860  AFLAC, Inc.............................   4,131,514
           96,683  Allstate Corp..........................   3,904,059
           42,160  American International Group, Inc. #...   2,443,172
           22,310  Chubb Corp.............................   1,460,189
           24,770  Hartford Financial Services Group, Inc.   1,362,350
           62,000  John Hancock Financial Services, Inc...   2,278,500
           94,610  Lincoln National Corp..................   3,709,658
           62,840  Marsh & McLennan Cos., Inc.............   2,792,610
           15,120  PMI Group, Inc.........................     562,918
            6,700  Safeco Corp............................     250,781
           28,340  St. Paul Cos., Inc.....................   1,051,414
           14,419  Torchmark Corp.........................     635,878
           58,760  UnitedHealth Group, Inc................   3,167,164
           11,641  Wellpoint Health Networks, Inc.,
                    Class A +.............................   1,088,317
                                                           -----------
                                                            30,513,048
                                                           -----------
                   LEISURE AND TOURISM - 1.98%
            2,920  Electronic Arts, Inc. +................     129,152
           32,761  Harley-Davidson, Inc...................   1,545,336
           64,550  Mattel, Inc............................   1,306,492
          179,560  McDonald's Corp........................   4,602,123
                                                           -----------
                                                             7,583,103
                                                           -----------
                   MACHINERY - 1.53%
           87,670  Crane Co...............................   2,550,320
           32,528  Dover Corp.............................   1,248,750
           26,150  Illinois Tool Works, Inc...............   2,042,315
                                                           -----------
                                                             5,841,385
                                                           -----------
                   MEDICAL - BIOMEDICAL/GENE - 1.19%
           60,000  Amgen, Inc. +..........................   3,450,600
           23,527  Genzyme Corp. +........................   1,099,652
                                                           -----------
                                                             4,550,252
                                                           -----------
                   MEDICAL TECHNOLOGY - 0.02%
            1,150  Quest Diagnostics, Inc. +..............      83,916
                                                           -----------

            NUMBER                                          MARKET
           OF SHARES                                        VALUE
           ----------------------------------------------------------
                     MULTIMEDIA - 2.26%
            193,410  Time Warner, Inc. +................. $ 3,148,715
             66,890  Viacom, Inc., Class B...............   2,630,115
            123,960  Walt Disney Co......................   2,862,236
                                                          -----------
                                                            8,641,066
                                                          -----------
                     OIL AND GAS - 1.71%
             12,710  Cooper Cameron Corp. +..............     551,741
             19,850  Diamond Offshore Drilling, Inc./(1)/     348,368
             48,370  Helmerich & Payne, Inc..............   1,165,717
              9,510  Nabors Industries, Ltd. +...........     353,011
             14,040  ONEOK, Inc./(1)/....................     278,132
             42,900  Tidewater, Inc......................   1,184,469
             75,460  Transocean, Inc. +..................   1,462,415
             27,910  Valero Energy Corp..................   1,202,921
                                                          -----------
                                                            6,546,774
                                                          -----------
                     PAPER/FOREST PRODUCTS - 0.31%
              8,630  Boise Cascade Corp./(1)/............     254,671
             50,990  Louisiana-Pacific Corp. +...........     922,409
                                                          -----------
                                                            1,177,080
                                                          -----------
                     PUBLISHING - 0.73%
             57,470  Tribune Co..........................   2,807,410
                                                          -----------
                     RAILROADS & EQUIPMENT - 0.59%
             40,400  CSX Corp............................   1,369,156
             41,390  Norfolk Southern Corp...............     886,160
                                                          -----------
                                                            2,255,316
                                                          -----------
                     RETAIL - 5.52%
             40,000  Bed Bath & Beyond, Inc. +...........   1,689,600
             13,288  Best Buy Co., Inc...................     823,856
             65,000  Dollar General Corp.................   1,372,800
             42,280  Home Depot, Inc.....................   1,554,213
             13,230  Kohl's Corp. +......................     639,274
             40,000  RadioShack Corp.....................   1,246,000
            100,000  Staples, Inc. +.....................   2,715,000
             51,570  Target Corp.........................   1,996,790
            163,320  Wal-Mart Stores, Inc. @.............   9,087,125
                                                          -----------
                                                           21,124,658
                                                          -----------
                     SCHOOLS - 0.41%
             22,870  Apollo Group, Inc., Class A +.......   1,578,716
                                                          -----------

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             85

           NUMBER                                            MARKET
          OF SHARES                                          VALUE
          ------------------------------------------------------------
                    SEMICONDUCTORS - 4.23%
             65,960 Applied Materials, Inc. +............ $  1,602,828
            337,000 Intel Corp...........................   11,265,910
             12,630 Maxim Integrated Products, Inc.......      657,771
             49,690 National Semiconductor Corp. +.......    2,222,137
             15,278 Texas Instruments, Inc...............      454,673
                                                          ------------
                                                            16,203,319
                                                          ------------
                    TELECOMMUNICATIONS - 4.86%
            164,950 AT&T Wireless Services, Inc. +.......    1,237,125
             71,180 BellSouth Corp.......................    1,852,816
             70,860 CenturyTel, Inc......................    2,317,122
            260,000 Cisco Systems, Inc. +................    5,891,600
            243,080 Motorola, Inc........................    3,412,843
             57,715 Nextel Communications, Inc.,
                     Class A +...........................    1,461,921
             73,990 Verizon Communications, Inc..........    2,424,652
                                                          ------------
                                                            18,598,079
                                                          ------------
                    UTILITIES - COMMUNICATION - 0.30%
             58,388 AT&T Corp............................    1,157,834
                                                          ------------
                    UTILITIES - ELECTRIC - 1.11%
             37,780 Duquesne Light Holdings, Inc.........      652,461
             40,290 OGE Energy Corp......................      959,708
            113,790 Puget Energy, Inc....................    2,645,617
                                                          ------------
                                                             4,257,786
                                                          ------------
                    UTILITIES - GAS, DISTRIBUTION - 0.41%
             28,080 AGL Resources, Inc...................      797,472
             22,080 KeySpan Corp.........................      777,878
                                                          ------------
                                                             1,575,350
                                                          ------------
                    UTILITIES - GAS, PIPELINE - 0.63%
            104,230 National Fuel Gas Co.................    2,407,713
                                                          ------------
                    TOTAL COMMON STOCK
                    (Cost $332,524,730)..................  348,886,659
                                                          ------------

          PAR                                                 MARKET
         VALUE                                                VALUE
       -----------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 4.64%
                  COLLECTIVE INVESTMENT POOL - 1.21%
       $4,618,766 Securities Lending Quality Trust/(2)/... $  4,618,766
                                                           ------------
                  COMMERCIAL PAPER - 2.87%
       11,000,000 UBS Finance, Inc.:
                    1.04% due 12/1/03 @...................   11,000,000
                                                           ------------
                  U.S. TREASURY BILLS - 0.56%
                  United States Treasury Bills:
           25,000   0.90% due 12/11/03 @..................       24,994
           10,000   0.89% due 12/11/03 @..................        9,997
        1,470,000   0.89% due 1/15/04 @...................    1,468,365
          145,000   0.88% due 12/18/03 @..................      144,940
           15,000   0.87% due 12/18/03 @..................       14,994
          250,000   0.86% due 12/18/03 @..................      249,898
          250,000   0.83% due 1/8/04 @....................      249,765
                                                           ------------
                                                              2,162,953
                                                           ------------
                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost $17,781,719)......................   17,781,719
                                                           ------------
                  REPURCHASE AGREEMENT - 5.36%
       20,516,000 Agreement with State Street Bank & Trust
                   Co., bearing interest at 0.93%, dated
                   11/28/03, to be repurchased 12/1/03 in
                   the amount of $20,517,590 and
                   collateralized by Federal National Mtg.
                   Assoc. Notes, bearing interest at
                   1.50%, due 6/17/05 and having
                   an approximate value of
                   $21,135,993 (Cost $20,516,000) @.......   20,516,000
                                                           ------------
                  TOTAL INVESTMENTS
                  (Cost $370,822,449) - 101.13%...........  387,184,378
                  Other assets and liabilities,
                   net - (1.13)%..........................   (4,340,583)
                                                           ------------
                  NET ASSETS - 100%....................... $382,843,795
                                                           ------------

         +Non-income producing
         #Security represents an investment in an affiliated company
         @The security or a portion thereof represents collateral for open futures contracts.
     /(1)/The security or a portion thereof is out on loan (see Note 2). /(2)/The security is purchased with the cash collateral received from securities loaned.

OPEN FUTURES CONTRACTS

  ----------------------------------------------------------------------------
                                                     Value as of
  Number of                Expiration     Value at   November 30,  Unrealized
  Contracts  Description      Date       Trade Date      2003     Appreciation
  ----------------------------------------------------------------------------
  128 Long  S&P 500 Index December 2003 $ 32,948,660 $ 33,849,600  $ 900,940
                                                                   ---------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

            STOCK INDEX FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

86


 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          COMMON STOCK - 99.08%
          ADVERTISING - 0.21%
  160,200 Interpublic Group of Cos., Inc.+/(1)/ $  2,282,850
   77,800 Omnicom Group, Inc...................    6,197,548
                                                ------------
                                                   8,480,398
                                                ------------
          AEROSPACE/DEFENSE - 1.73%
  344,200 Boeing Co............................   13,213,838
   80,700 General Dynamics Corp................    6,526,209
   48,100 Goodrich Corp........................    1,323,231
  351,900 Honeywell International, Inc.........   10,447,911
  184,600 Lockheed Martin Corp.................    8,480,524
   74,900 Northrop Grumman Corp................    6,937,987
  169,400 Raytheon Co..........................    4,694,074
   73,300 Rockwell Collins, Inc................    1,971,037
  191,800 United Technologies Corp.............   16,437,260
                                                ------------
                                                  70,032,071
                                                ------------
          AIRLINES - 0.16%
   50,500 Delta Air Lines, Inc./(1)/...........      633,270
  320,400 Southwest Airlines Co................    5,760,792
                                                ------------
                                                   6,394,062
                                                ------------
          APPAREL & PRODUCTS - 0.74%
  365,700 Gap, Inc.............................    7,862,550
   51,800 Jones Apparel Group, Inc.............    1,787,100
  213,500 Limited, Inc.........................    3,825,920
   44,500 Liz Claiborne, Inc...................    1,557,945
  107,900 Nike, Inc., Class B..................    7,256,275
   24,100 Reebok International, Ltd............      969,784
  208,900 TJX Cos., Inc........................    4,719,051
   43,900 VF Corp..............................    1,811,753
                                                ------------
                                                  29,790,378
                                                ------------
          APPLIANCES/FURNISHINGS - 0.11%
   78,700 Leggett & Platt, Inc.................    1,600,758
   32,100 Maytag Corp..........................      848,724
   28,200 Whirlpool Corp.......................    1,926,624
                                                ------------
                                                   4,376,106
                                                ------------
          AUTOMOTIVE - 0.90%
  112,500 AutoNation, Inc.+....................    1,977,750
   36,700 AutoZone, Inc.+......................    3,510,722
   30,200 Cooper Tire & Rubber Co..............      604,302
   62,700 Danaher Corp.........................    5,216,640

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          AUTOMOTIVE - (Continued)
  229,300 Delphi Automotive Systems Corp.. $  2,013,254
  749,800 Ford Motor Co./(1)/.............    9,897,360
  229,500 General Motors Corp.............    9,818,010
   71,200 Genuine Parts Co................    2,241,376
   71,700 Goodyear Tire & Rubber Co.+/(1)/      483,975
   53,500 Visteon Corp./(1)/..............      419,975
                                           ------------
                                             36,183,364
                                           ------------
          BANKS - 7.02%
  143,500 AmSouth Bancorp.................    3,442,565
  611,700 Bank of America Corp............   46,140,531
  315,300 Bank of New York Co., Inc.......    9,673,404
  462,600 Bank One Corp...................   20,058,336
  221,000 BB&T Corp.......................    8,698,560
   92,300 Charter One Financial, Inc......    3,066,206
   71,700 Comerica, Inc...................    3,739,155
  233,200 Fifth Third Bancorp.............   13,555,916
   51,500 First Tennessee National Corp...    2,296,900
  430,600 FleetBoston Financial Corp......   17,482,360
   93,600 Huntington Bancshares, Inc./(1)/    2,058,264
  172,200 KeyCorp/(1)/....................    4,785,438
   93,000 Marshall & Ilsley Corp./(1)/....    3,450,300
  176,300 Mellon Financial Corp...........    5,077,440
  251,300 National City Corp..............    8,431,115
   62,300 North Fork Bancorp., Inc........    2,487,639
   90,300 Northern Trust Corp.............    4,049,955
  114,700 PNC Financial Services Group....    6,235,092
  118,800 Providian Financial Corp.+/(1)/.    1,342,440
   91,100 Regions Financial Corp..........    3,380,721
  138,100 SouthTrust Corp.................    4,439,915
  136,300 State Street Bank & Trust Co....    6,945,848
  115,200 SunTrust Bks., Inc..............    8,184,960
  123,300 Synovus Financial Corp./(1)/....    3,533,778
  788,400 U.S. Bancorp....................   21,846,564
   80,200 Union Planters Corp.............    2,767,702
  545,200 Wachovia Corp...................   24,942,900
  687,300 Wells Fargo & Co................   39,402,909
   36,800 Zions Bancorp...................    2,269,456
                                           ------------
                                            283,786,369
                                           ------------
          BEVERAGES - 2.66%
   14,900 Adolph Coors Co., Class B/(1)/..      821,139
  338,400 Anheuser-Busch Cos., Inc........   17,535,888
   24,900 Brown-Forman Corp., Class B.....    2,284,326

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          BEVERAGES - (Continued)
1,005,800 Coca-Cola Bottling Co............. $ 46,769,700
  185,200 Coca-Cola Enterprises, Inc........    3,824,380
  109,600 Pepsi Bottling Group, Inc.........    2,529,568
  706,200 PepsiCo, Inc......................   33,982,344
                                             ------------
                                              107,747,345
                                             ------------
          BROADCASTING - 1.09%
  251,600 Clear Channel Communications, Inc.   10,519,396
  921,000 Comcast Corp., Class A+...........   28,900,980
  131,800 Univision Communications, Inc.,
           Class A+/(1)/....................    4,755,344
                                             ------------
                                               44,175,720
                                             ------------
          BUILDING MATERIALS - 0.76%
   29,600 American Standard Cos., Inc.+.....    2,951,120
  320,600 Lowe's Cos., Inc..................   18,690,980
  192,300 Masco Corp........................    5,230,560
   59,700 Sherwin-Williams Co...............    1,936,071
   41,600 Vulcan Materials Co./(1)/.........    1,849,952
                                             ------------
                                               30,658,683
                                             ------------
          CHEMICAL - 1.48%
   93,000 Air Products and Chemicals, Inc...    4,458,420
   28,000 Ashland, Inc./(1)/................    1,112,720
  375,900 Dow Chemical Co...................   14,115,045
  407,800 E.I. du Pont de Nemours and Co....   16,907,388
   31,700 Eastman Chemical Co./(1)/.........    1,130,739
  106,300 Ecolab, Inc.......................    2,787,186
   51,200 Engelhard Corp....................    1,526,784
   20,700 Great Lakes Chemical Corp./(1)/...      470,097
   45,400 Hercules, Inc.+/(1)/..............      455,816
  107,200 Monsanto Co.......................    2,907,264
   69,500 PPG Industries, Inc...............    4,063,665
   66,700 Praxair, Inc......................    4,787,726
   91,000 Rohm and Haas Co..................    3,653,650
   29,000 Sigma-Aldrich Corp................    1,553,530
                                             ------------
                                               59,930,030
                                             ------------
          COMMERCIAL SERVICES - 0.70%
   23,100 Ball Corp./(1)/...................    1,292,445
  414,900 Cendant Corp.+....................    9,194,184
   69,800 Cintas Corp./(1)/.................    3,262,452
  199,200 Concord EFS, Inc.+................    2,288,808
   58,400 Convergys Corp.+..................      895,856

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             87

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          COMMERCIAL SERVICES - (Continued)
   21,700 Deluxe Corp....................... $    894,040
   33,400 Fluor Corp./(1)/..................    1,224,444
   61,000 Moody's Corp......................    3,494,080
  154,200 Paychex, Inc......................    5,932,074
                                             ------------
                                               28,478,383
                                             ------------
          CONGLOMERATES - 4.28%
  320,400 3M Co.............................   25,324,416
   30,700 Eaton Corp........................    3,161,793
4,100,300 General Electric Co.@.............  117,555,601
   37,800 ITT Industries, Inc...............    2,491,776
   75,900 Loews Corp./(1)/..................    3,235,617
   55,500 Textron, Inc......................    2,766,120
  817,400 Tyco International, Ltd...........   18,759,330
                                             ------------
                                              173,294,653
                                             ------------
          DRUGS - 6.71%
  639,500 Abbott Laboratories...............   28,265,900
   53,400 Allergan, Inc.....................    3,990,582
  793,400 Bristol-Myers Squibb Co...........   20,906,090
  459,400 Eli Lilly & Co....................   31,496,464
  149,400 Forest Laboratories, Inc.+........    8,163,216
   98,700 King Pharmaceuticals, Inc.+.......    1,274,217
  916,200 Merck & Co., Inc..................   37,197,720
3,186,600 Pfizer, Inc.@.....................  106,910,430
  601,300 Schering-Plough Corp..............    9,650,865
   44,000 Watson Pharmaceuticals, Inc.+.....    2,074,160
  544,800 Wyeth.............................   21,465,120
                                             ------------
                                              271,394,764
                                             ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 1.47%
  192,800 Agilent Technologies, Inc.+.......    5,452,384
   80,700 American Power Conversion Corp....    1,764,102
   85,600 Applera Corp. - Applied Biosystems
           Group/(1)/.......................    1,837,832
   77,100 Comverse Technology, Inc.+........    1,482,633
  172,300 Emerson Electric Co...............   10,517,192
   81,400 Jabil Circuit, Inc.+..............    2,239,314
  585,300 JDS Uniphase Corp.+/(1)/..........    2,013,432
   36,700 Johnson Controls, Inc.............    4,016,448
   19,900 Millipore Corp.+/(1)/.............      851,919
   78,200 Molex, Inc.M/(1)/.................    2,514,912
   65,100 NVIDIA Corp.+/(1)/................    1,376,865
   48,400 Parker Hannifin Corp./(1)/........    2,661,516

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - (Continued)
   51,800 Perkinelmer, Inc....................... $    875,938
   95,800 Pitney Bowes, Inc......................    3,808,050
   69,800 PMC-Sierra, Inc.+/(1)/.................    1,421,826
   34,000 Power-One, Inc.+/(1)/..................      286,620
  208,800 Sanmina-SCI Corp.+.....................    2,545,272
  339,600 Solectron Corp.+.......................    1,986,660
   94,400 Symbol Technologies, Inc...............    1,316,880
   34,800 Tektronix, Inc.........................      958,740
   66,400 Thermo Electron Corp.+.................    1,586,960
   23,900 Thomas & Betts Corp./(1)/..............      497,120
   37,400 W. W. Grainger, Inc....................    1,730,124
   50,300 Waters Corp.+..........................    1,608,594
  323,700 Xerox Corp.+/(1)/......................    3,942,666
                                                  ------------
                                                    59,293,999
                                                  ------------
          FINANCE COMPANIES - 0.62%
   93,000 Capital One Financial Corp.............    5,553,960
  522,900 MBNA Corp..............................   12,821,508
  184,600 SLM Corp...............................    6,854,198
                                                  ------------
                                                    25,229,666
                                                  ------------
          FINANCIAL SERVICES - 7.40%
  526,700 American Express Co....................   24,075,457
   40,800 Bear Stearns Cos., Inc.................    2,956,368
  554,300 Charles Schwab Corp....................    6,429,880
2,108,100 Citigroup, Inc.........................   99,165,024
   55,700 Countrywide Financial Corp.............    5,881,920
   57,400 Equifax, Inc...........................    1,356,362
  398,500 Fannie Mae.............................   27,895,000
   44,400 Federated Investors, Inc., Class B/(1)/    1,276,500
  102,700 Franklin Resources, Inc................    4,912,141
  284,800 Freddie Mac............................   15,498,816
  194,100 Goldman Sachs Group, Inc...............   18,649,128
   73,500 H & R Block, Inc.......................    3,990,315
   97,900 Janus Capital Group, Inc...............    1,361,789
  833,500 JP Morgan Chase & Co...................   29,472,560
  112,600 Lehman Brothers Holdings, Inc..........    8,130,846
  382,700 Merrill Lynch & Co., Inc...............   21,718,225
  445,200 Morgan Stanley.........................   24,610,656
   50,500 T. Rowe Price Group, Inc...............    2,123,020
                                                  ------------
                                                   299,504,007
                                                  ------------

 NUMBER                                           MARKET
OF SHARES                                         VALUE
- -----------------------------------------------------------
          FOODS - 1.45%
  263,900 Archer-Daniels-Midland Co........... $  3,771,131
  168,000 Campbell Soup Co....................    4,302,480
  219,700 ConAgra Foods, Inc..................    5,382,650
  152,500 General Mills, Inc..................    6,864,025
  144,000 H J Heinz Co........................    5,198,400
   53,400 Hershey Foods Corp..................    4,149,180
  167,100 Kellogg Co..........................    5,977,167
   57,100 McCormick & Co., Inc./(1)/..........    1,638,199
  318,100 Sara Lee Corp./(1)/.................    6,536,955
  265,900 Sysco Corp..........................    9,657,488
   92,100 Wm. Wrigley Jr. Co..................    5,076,552
                                               ------------
                                                 58,554,227
                                               ------------
          FREIGHT - 1.07%
  122,100 FedEx Corp..........................    8,876,670
   26,000 Ryder System, Inc...................      810,940
  460,500 United Parcel Service, Inc., Class B   33,510,585
                                               ------------
                                                 43,198,195
                                               ------------
          HARDWARE & TOOLS - 0.08%
   31,800 Black & Decker Corp.................    1,475,202
   23,800 Snap-on, Inc........................      714,476
   34,900 Stanley Works.......................    1,141,579
                                               ------------
                                                  3,331,257
                                               ------------
          HEALTHCARE - 0.41%
   56,800 Anthem, Inc.+.......................    4,096,416
   21,800 Bausch & Lomb, Inc./(1)/............    1,095,014
   98,200 Health Management Associates, Inc.,
           Class A/(1)/.......................    2,523,740
   36,500 Manor Care, Inc.....................    1,289,180
  118,900 McKesson Corp.......................    3,471,880
  110,700 Medco Health Solutions, Inc.+.......    4,032,801
                                               ------------
                                                 16,509,031
                                               ------------
          HEAVY DUTY TRUCKS/PARTS - 0.15%
   60,800 Dana Corp...........................      983,136
   28,000 Navistar International Corp.+.......    1,206,800
   47,700 PACCAR, Inc.........................    3,826,017
                                               ------------
                                                  6,015,953
                                               ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

88

 NUMBER                                               MARKET
OF SHARES                                             VALUE
- ---------------------------------------------------------------
          HOME BUILDERS - 0.16%
   25,300 Centex Corp./(1)/....................... $  2,767,820
   19,300 KB Home.................................    1,329,384
   25,300 Pulte Homes, Inc./(1)/..................    2,417,162
                                                   ------------
                                                      6,514,366
                                                   ------------
          HOSPITAL MANAGEMENT - 0.28%
  204,500 HCA, Inc................................    8,570,595
  189,800 Tenet Healthcare Corp.+.................    2,772,978
                                                   ------------
                                                     11,343,573
                                                   ------------
          HOSPITAL SUPPLIES - 3.36%
   45,800 AmerisourceBergen Corp..................    2,898,682
  249,200 Baxter International, Inc...............    6,932,744
  103,900 Becton, Dickinson and Co................    4,159,117
  105,000 Biomet, Inc.............................    3,755,850
  337,000 Boston Scientific Corp.+................   12,094,930
  182,700 Cardinal Health, Inc....................   11,170,278
   21,200 CR Bard, Inc............................    1,602,720
1,214,700 Johnson & Johnson.......................   59,872,563
  497,900 Medtronic, Inc..........................   22,505,080
   70,300 St. Jude Medical, Inc.+.................    4,452,802
   81,500 Stryker Corp............................    6,601,500
                                                   ------------
                                                    136,046,266
                                                   ------------
          HOUSEHOLD PRODUCTS - 2.70%
   24,000 Alberto-Culver Co., Class B.............    1,465,680
   27,000 American Greetings Corp., Class A+/(1)/.      570,240
   96,700 Avon Products, Inc......................    6,623,950
   88,700 Clorox Co...............................    4,161,804
  220,200 Colgate-Palmolive Co....................   11,560,500
   59,400 Fortune Brands, Inc.....................    4,058,208
  417,500 Gillette Co.............................   14,082,275
   38,600 International Flavors & Fragrances, Inc.    1,253,342
  207,400 Kimberly-Clark Corp.....................   11,245,228
  112,300 Newell Rubbermaid, Inc..................    2,568,301
  530,700 Procter & Gamble Co.....................   51,074,568
   23,900 Tupperware Corp.........................      368,299
                                                   ------------
                                                    109,032,395
                                                   ------------
          HUMAN RESOURCES - 0.04%
   69,700 Robert Half International, Inc.+........    1,551,522
                                                   ------------

 NUMBER                                                   MARKET
OF SHARES                                                 VALUE
- -------------------------------------------------------------------
          INFORMATION PROCESSING -
          HARDWARE - 3.56%
  148,400 Apple Computer, Inc.+....................... $  3,104,528
1,051,300 Dell, Inc.+.................................   36,269,850
  132,600 Gateway, Inc.+..............................      591,396
1,249,501 Hewlett-Packard Co..........................   27,101,677
  708,100 International Business Machines Corp........   64,111,374
   52,400 Lexmark International, Inc., Class A+.......    4,055,760
  139,900 Network Appliance, Inc.+/(1)/...............    3,233,089
1,321,800 Sun Microsystems, Inc.+.....................    5,644,086
                                                       ------------
                                                        144,111,760
                                                       ------------
          INFORMATION PROCESSING -
          SERVICES - 1.88%
   95,500 Adobe Systems, Inc..........................    3,946,060
   76,600 Computer Sciences Corp.+....................    3,171,240
  262,800 eBay, Inc.+.................................   14,677,380
  196,300 Electronic Data Systems Corp................    4,244,006
  897,900 EMC Corp.+..................................   12,337,146
  303,000 First Data Corp.............................   11,468,550
   79,200 Fiserv, Inc.+...............................    2,970,000
   46,000 Monster Worldwide, Inc.+/(1)/...............    1,106,760
   38,800 NCR Corp.+/(1)/.............................    1,354,120
  116,800 SunGard Data Systems, Inc.+.................    3,155,936
  124,200 Symantec Corp.+.............................    4,077,486
  134,800 Unisys Corp.+...............................    2,199,936
  265,800 Yahoo!, Inc.+...............................   11,424,084
                                                       ------------
                                                         76,132,704
                                                       ------------
          INFORMATION PROCESSING -
          SOFTWARE - 4.50%
   45,800 Autodesk, Inc...............................    1,063,476
  244,800 Automatic Data Processing, Inc..............    9,358,704
   93,100 BMC Software, Inc.+.........................    1,548,253
   67,400 Citrix Systems, Inc.+.......................    1,618,948
  236,900 Computer Associates International, Inc./(1)/    5,519,770
  156,600 Compuware Corp.+............................      895,752
   97,900 IMS Health, Inc.............................    2,254,637
   83,900 Intuit, Inc.+...............................    4,218,492
   35,300 Mercury Interactive Corp.+/(1)/.............    1,652,040
4,425,800 Microsoft Corp.@............................  113,743,060
  151,900 Novell, Inc.+...............................    1,443,050
2,142,000 Oracle Corp.+...............................   25,725,420
  109,000 Parametric Technology Corp.+................      372,780
  149,000 PeopleSoft, Inc.+...........................    3,151,350

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          INFORMATION PROCESSING -
          SOFTWARE - (Continued)
  202,200 Siebel Systems, Inc.+.................. $  2,664,996
  174,300 VERITAS Software Corp.+................    6,627,060
                                                  ------------
                                                   181,857,788
                                                  ------------
          INSURANCE - 5.14%
  113,800 ACE, Ltd...............................    4,148,010
   62,900 Aetna, Inc.............................    4,049,502
  210,400 AFLAC, Inc.............................    7,568,088
  288,000 Allstate Corp..........................   11,629,440
   43,600 AMBAC Financial Group, Inc.............    2,997,500
1,067,800 American International Group, Inc.#....   61,879,010
  128,000 Aon Corp...............................    2,808,320
   76,700 Chubb Corp.............................    5,020,015
   57,400 CIGNA Corp.............................    3,079,510
   65,700 Cincinnati Financial Corp..............    2,662,821
  115,600 Hartford Financial Services Group, Inc.    6,358,000
   66,200 Humana, Inc.+..........................    1,478,246
   58,000 Jefferson-Pilot Corp./(1)/.............    2,814,740
  118,400 John Hancock Financial Services, Inc...    4,351,200
   72,700 Lincoln National Corp..................    2,850,567
  218,000 Marsh & McLennan Cos., Inc.............    9,687,920
   59,300 MBIA, Inc..............................    3,446,516
  311,100 MetLife, Inc...........................   10,169,859
   40,300 MGIC Investment Corp./(1)/.............    2,133,885
  132,400 Principal Financial Group, Inc.........    4,383,764
   88,900 Progressive Corp.......................    6,943,090
  223,400 Prudential Financial, Inc..............    8,737,174
   56,700 Safeco Corp............................    2,122,281
   93,200 St. Paul Cos., Inc.....................    3,457,720
   46,800 Torchmark Corp.........................    2,063,880
  412,200 Travelers Property Casualty Corp.,
           Class B...............................    6,430,320
  244,100 UnitedHealth Group, Inc................   13,156,990
  121,100 UnumProvident Corp.....................    1,808,023
   60,100 Wellpoint Health Networks, Inc.,
           Class A+..............................    5,618,749
   55,900 Xl Capital, Ltd., Class A..............    4,203,680
                                                  ------------
                                                   208,058,820
                                                  ------------
          LEISURE AND TOURISM - 1.74%
   37,100 Brunswick Corp./(1)/...................    1,114,855
  257,700 Carnival Corp..........................    9,068,463
   67,300 Darden Restaurants, Inc................    1,393,783

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             89

 NUMBER                                                 MARKET
OF SHARES                                               VALUE
- -----------------------------------------------------------------
          LEISURE AND TOURISM - (Continued)
  120,400 Electronic Arts, Inc.+.................... $  5,325,292
  123,800 Harley-Davidson, Inc......................    5,839,646
   45,100 Harrah's Entertainment, Inc...............    2,158,937
   71,100 Hasbro, Inc...............................    1,572,021
  154,600 Hilton Hotels Corp........................    2,529,256
  141,200 International Game Technology.............    4,898,228
   95,400 Marriott International, Inc., Class A.....    4,372,182
  179,600 Mattel, Inc...............................    3,635,104
  520,800 McDonald's Corp...........................   13,348,104
   58,800 Sabre Holdings Corp., Class A.............    1,225,980
  160,000 Starbucks Corp.+..........................    5,131,200
   82,300 Starwood Hotels & Resorts Worldwide, Inc.,
           Class B..................................    2,836,881
   46,500 Wendy's International, Inc................    1,805,595
  120,100 Yum! Brands, Inc.+........................    4,142,249
                                                     ------------
                                                       70,397,776
                                                     ------------
          MACHINERY - 1.03%
  141,200 Caterpillar, Inc..........................   10,738,260
   37,700 Cooper Industries, Ltd., Class A..........    2,022,605
   24,200 Crane Co..................................      703,978
   17,000 Cummins, Inc./(1)/........................      789,650
   98,000 Deere & Co................................    6,000,540
   82,900 Dover Corp................................    3,182,531
  126,000 Illinois Tool Works, Inc..................    9,840,600
   70,100 Ingersoll-Rand Co., Class A...............    4,370,034
   50,800 Pall Corp.................................    1,301,496
   75,700 Rockwell Automation, Inc..................    2,517,025
                                                     ------------
                                                       41,466,719
                                                     ------------
          MEDICAL - BIOMEDICAL/GENE - 1.04%
  528,200 Amgen, Inc.+..............................   30,376,782
  134,000 Biogen, Inc.+/(1)/........................    5,116,120
   90,900 Genzyme Corp.+............................    4,248,666
  102,200 MedImmune, Inc.+..........................    2,432,360
                                                     ------------
                                                       42,173,928
                                                     ------------
          MEDICAL TECHNOLOGY - 0.51%
   76,400 Chiron Corp.+/(1)/........................    4,096,568
  126,000 Guidant Corp..............................    7,153,020
   43,000 Quest Diagnostics, Inc.+..................    3,137,710
   92,800 Zimmer Holdings, Inc.+....................    6,117,376
                                                     ------------
                                                       20,504,674
                                                     ------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          METALS - 0.71%
  346,300 Alcoa, Inc........................... $ 11,362,103
   33,200 Allegheny Technologies, Inc./(1)/....      272,240
   68,900 Freeport-McMoRan Copper & Gold, Inc.,
           Class B/(1)/........................    2,999,217
  176,800 Newmont Mining Corp..................    8,511,152
   32,000 Nucor Corp...........................    1,795,520
   36,500 Phelps Dodge Corp.+..................    2,324,320
   42,200 United States Steel Corp./(1)/.......    1,048,670
   35,200 Worthington Industries, Inc./(1)/....      504,064
                                                ------------
                                                  28,817,286
                                                ------------
          MISCELLANEOUS - 0.07%
  117,300 Eastman Kodak Co./(1)/...............    2,857,428
                                                ------------
          MULTIMEDIA - 2.31%
  110,400 Gannett Co., Inc.....................    9,560,640
   78,300 McGraw-Hill Cos., Inc................    5,363,550
   20,400 Meredith Corp........................      976,956
1,846,900 Time Warner, Inc.+...................   30,067,532
  718,300 Viacom, Inc., Class B................   28,243,556
  836,600 Walt Disney Co.......................   19,317,094
                                                ------------
                                                  93,529,328
                                                ------------
          OIL AND GAS - 5.42%
   36,800 Amerada Hess Corp....................    1,743,216
  102,100 Anadarko Petroleum Corp..............    4,587,353
   66,300 Apache Corp..........................    4,760,340
  137,000 Baker Hughes, Inc....................    3,953,820
   64,800 BJ Services Co.+.....................    2,066,472
   82,100 Burlington Resources, Inc............    4,121,420
  437,400 ChevronTexaco Corp...................   32,848,740
  278,300 ConocoPhillips.......................   15,790,742
   94,900 Devon Energy Corp....................    4,684,264
  153,300 Dynegy, Inc., Class A+/(1)/..........      613,200
  245,800 El Paso Corp./(1)/...................    1,745,180
   47,000 EOG Resources, Inc...................    1,971,180
2,716,200 Exxon Mobil Corp.@...................   98,244,954
  179,200 Halliburton Co.......................    4,184,320
   41,300 Kerr-McGee Corp......................    1,734,187
   50,500 Kinder Morgan, Inc...................    2,752,250
  127,000 Marathon Oil Corp....................    3,760,470
   59,900 Nabors Industries, Ltd.+.............    2,223,488
   54,800 Noble Corp.+.........................    1,894,984
  156,700 Occidental Petroleum Corp............    5,747,756

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          OIL AND GAS - (Continued)
   15,100 Peoples Energy Corp............... $    607,020
   38,400 Rowan Cos., Inc.+.................      812,928
  238,400 Schlumberger, Ltd.................   11,185,728
   31,500 Sunoco, Inc./(1)/.................    1,512,315
  130,900 Transocean, Inc.+.................    2,536,842
  105,800 Unocal Corp.......................    3,362,324
                                             ------------
                                              219,445,493
                                             ------------
          PAPER/FOREST PRODUCTS - 0.71%
   45,300 Avery Dennison Corp...............    2,495,124
   21,700 Bemis Co., Inc....................      987,350
   23,900 Boise Cascade Corp./(1)/..........      705,289
  103,800 Georgia-Pacific Corp..............    2,832,702
  196,300 International Paper Co............    7,304,323
   42,800 Louisiana-Pacific Corp.+..........      774,252
   82,000 Meadwestvaco Corp.................    2,092,640
   64,500 Pactiv Corp.+.....................    1,447,380
   74,900 Plum Creek Timber Co., Inc........    1,994,587
   34,800 Sealed Air Corp.+.................    1,836,396
   22,100 Temple-Inland, Inc./(1)/..........    1,249,313
   89,700 Weyerhaeuser Co...................    5,112,900
                                             ------------
                                               28,832,256
                                             ------------
          POLLUTION CONTROL - 0.20%
   85,700 Allied Waste Industries, Inc.+....    1,066,965
  242,300 Waste Management, Inc.............    7,126,043
                                             ------------
                                                8,193,008
                                             ------------
          PUBLISHING - 0.36%
   33,300 Dow Jones & Co., Inc./(1)/........    1,651,680
   32,900 Knight-Ridder, Inc./(1)/..........    2,447,102
   61,100 New York Times Co., Class A.......    2,804,490
   46,400 R. R. Donnelley & Sons Co./(1)/...    1,301,984
  128,400 Tribune Co........................    6,272,340
                                             ------------
                                               14,477,596
                                             ------------
          RAILROADS & EQUIPMENT - 0.43%
  152,400 Burlington Northern Santa Fe Corp.    4,536,948
   87,600 CSX Corp..........................    2,968,764
  159,700 Norfolk Southern Corp.............    3,419,177
  104,300 Union Pacific Corp................    6,641,824
                                             ------------
                                               17,566,713
                                             ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

90

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS - 0.37%
   38,500 Apartment Investment & Management
           Co., Class A........................ $  1,310,925
  163,200 Equity Office Properties Trust.......    4,525,536
  112,000 Equity Residential...................    3,288,320
   73,400 Prologis Trust.......................    2,238,700
   78,700 Simon Property Group, Inc............    3,734,315
                                                ------------
                                                  15,097,796
                                                ------------
          RETAIL - 6.24%
  150,200 Albertson's, Inc./(1)/...............    3,196,256
  121,000 Bed Bath & Beyond, Inc.+.............    5,111,040
  131,900 Best Buy Co., Inc....................    8,177,800
   47,800 Big Lots, Inc.+......................      700,748
   85,500 Circuit City Stores, Inc.............    1,113,210
  187,100 Costco Wholesale Corp.+..............    6,701,922
  161,500 CVS Corp.............................    6,049,790
   34,200 Dillard's, Inc., Class A/(1)/........      576,270
  136,500 Dollar General Corp..................    2,882,880
   32,800 Express Scripts, Inc., Class A+/(1)/.    2,123,144
   70,400 Family Dollar Stores, Inc............    2,716,032
   75,900 Federated Department Stores, Inc.....    3,725,931
  940,600 Home Depot, Inc......................   34,576,456
  111,100 JC Penney Co., Inc...................    2,764,168
  138,900 Kohl's Corp.+........................    6,711,648
  307,500 Kroger Co.+..........................    5,799,450
  118,100 May Department Stores Co.............    3,501,665
   55,600 Nordstrom, Inc./(1)/.................    1,918,200
  126,800 Office Depot, Inc.+..................    2,009,780
   67,800 RadioShack Corp......................    2,111,970
  180,600 Safeway, Inc.+.......................    3,747,450
  103,900 Sears, Roebuck and Co................    5,731,124
  200,600 Staples, Inc.+.......................    5,446,290
   54,800 SUPERVALU, Inc.......................    1,414,936
  372,800 Target Corp..........................   14,434,816
   59,400 Tiffany & Co.........................    2,693,790
   87,300 Toys R US, Inc.+/(1)/................    1,024,902
1,788,100 Wal-Mart Stores, Inc.@...............   99,489,884
  419,400 Walgreen Co..........................   15,438,114
   57,700 Winn-Dixie Stores, Inc./(1)/.........      521,031
                                                ------------
                                                 252,410,697
                                                ------------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
- ---------------------------------------------------------
          SAVINGS & LOAN - 0.58%
   62,300 Golden West Financial Corp........ $  6,286,070
  377,800 Washington Mutual, Inc............   17,307,018
                                             ------------
                                               23,593,088
                                             ------------
          SCHOOLS - 0.12%
   71,900 Apollo Group, Inc., Class A+......    4,963,257
                                             ------------
          SEMICONDUCTORS - 4.52%
  142,000 Advanced Micro Devices, Inc.+/(1)/    2,553,160
  156,500 Altera Corp.+.....................    3,964,145
  149,500 Analog Devices, Inc.+.............    7,437,625
  678,300 Applied Materials, Inc.+..........   16,482,690
  124,700 Applied Micro Circuits Corp.+.....      805,562
  121,400 Broadcom Corp., Class A+..........    4,422,602
2,664,400 Intel Corp........................   89,070,892
   77,900 KLA-Tencor Corp.+.................    4,565,719
  128,100 Linear Technology Corp............    5,526,234
  155,000 LSI Logic Corp.+/(1)/.............    1,452,350
  132,800 Maxim Integrated Products, Inc....    6,916,224
  249,600 Micron Technology, Inc.+/(1)/.....    3,247,296
   75,300 National Semiconductor Corp.+.....    3,367,416
   61,900 Novellus Systems, Inc.+...........    2,708,744
   38,600 QLogic Corp.+.....................    2,193,638
   77,200 Teradyne, Inc.+/(1)/..............    1,943,124
  708,500 Texas Instruments, Inc............   21,084,960
  139,500 Xilinx, Inc.+.....................    5,243,805
                                             ------------
                                              182,986,186
                                             ------------
          TELECOMMUNICATIONS - 5.01%
  329,100 ADC Telecommunications, Inc.+/(1)/      809,586
  127,600 Alltel Corp.......................    5,794,316
   62,800 Andrew Corp.+/(1)/................      739,156
1,110,400 AT&T Wireless Services, Inc.+.....    8,328,000
  170,500 Avaya, Inc.+/(1)/.................    2,318,800
  756,000 BellSouth Corp....................   19,678,680
   58,900 CenturyTel, Inc...................    1,926,030
  192,700 Ciena Corp.+......................    1,364,316
2,872,600 Cisco Systems, Inc.+..............   65,093,116
  116,400 Citizens Communications Co.+......    1,264,104
  544,800 Corning, Inc.+....................    6,243,408
1,702,800 Lucent Technologies, Inc.+/(1)/...    5,448,960
  952,500 Motorola, Inc.....................   13,373,100
  450,000 Nextel Communications, Inc.,
           Class A+.........................   11,398,500

 NUMBER                                                MARKET
OF SHARES                                              VALUE
- ----------------------------------------------------------------
          TELECOMMUNICATIONS - (Continued)
  324,900 QUALCOMM, Inc./(1)/...................... $ 14,474,295
  693,900 Qwest Communications
           International, Inc.+....................    2,539,674
   61,000 Scientific-Atlanta, Inc./(1)/............    1,761,680
  423,400 Sprint Corp. (PCS Group)+/(1)/...........    1,943,406
  169,000 Tellabs, Inc.+...........................    1,352,000
1,128,100 Verizon Communications, Inc..............   36,967,837
                                                    ------------
                                                     202,818,964
                                                    ------------
          TOBACCO - 1.18%
  830,600 Altria Group, Inc........................   43,191,200
   34,500 R.J. Reynolds Tobacco Holdings, Inc./(1)/    1,904,400
   68,100 UST, Inc./(1)/...........................    2,450,919
                                                    ------------
                                                      47,546,519
                                                    ------------
          UTILITIES - COMMUNICATION - 1.08%
  322,600 AT&T Corp................................    6,397,158
1,360,200 SBC Communications, Inc..................   31,665,456
  369,600 Sprint Corp. (FON Group).................    5,540,304
                                                    ------------
                                                      43,602,918
                                                    ------------
          UTILITIES - ELECTRIC - 2.44%
  253,700 AES Corp.+...............................    2,250,319
   51,400 Allegheny Energy, Inc.+/(1)/.............      552,550
   66,300 Ameren Corp./(1)/........................    2,925,819
  161,600 American Electric Power Co., Inc.........    4,474,704
  169,100 Calpine Corp.+/(1)/......................      722,057
  125,200 CenterPoint Energy, Inc./(1)/............    1,214,440
   72,600 Cinergy Corp./(1)/.......................    2,653,530
   66,000 CMS Energy Corp.+/(1)/...................      520,740
   92,000 Cons. Edison, Inc........................    3,707,600
   68,300 Constellation Energy Group, Inc..........    2,570,812
  132,300 Dominion Resources, Inc./(1)/............    7,973,721
   68,900 DTE Energy Co./(1)/......................    2,598,219
  370,100 Duke Energy Corp.........................    6,676,604
  133,300 Edison International, Inc.+..............    2,721,986
   93,300 Entergy Corp.............................    4,931,838
  133,300 Exelon Corp..............................    8,240,606
  133,200 FirstEnergy Corp.........................    4,615,380
   75,200 FPL Group, Inc./(1)/.....................    4,778,960
  107,600 NiSource, Inc............................    2,232,700
  168,600 PG&E Corp.+..............................    4,235,232
   37,400 Pinnacle West Capital Corp...............    1,472,438
   72,300 PPL Corp.................................    2,955,624

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             91

  NUMBER                                               MARKET
 OF SHARES                                             VALUE
- -----------------------------------------------------------------
             UTILITIES - ELECTRIC - (Continued)
      99,600 Progress Energy, Inc................. $    4,364,472
      92,600 Public Service Enterprise Group,
              Inc./(1)/...........................      3,798,452
     298,100 Southern Co..........................      8,725,387
      76,800 TECO Energy, Inc./(1)/...............        996,864
     131,800 TXU Corp.............................      2,918,052
     163,200 Xcel Energy, Inc./(1)/...............      2,725,440
                                                   --------------
                                                       98,554,546
                                                   --------------
             UTILITIES - GAS,
             DISTRIBUTION - 0.14%
      64,900 Keyspan Corp.........................      2,286,427
      18,000 Nicor, Inc./(1)/.....................        589,860
      91,500 Sempra Energy........................      2,591,280
                                                   --------------
                                                        5,467,567
                                                   --------------
             UTILITIES - GAS, PIPELINE - 0.05%
     211,900 Williams Cos., Inc./(1)/.............      1,987,622
                                                   --------------
             TOTAL COMMON STOCK
             (Cost $2,949,232,698)................  4,008,299,220
                                                   --------------

    PAR
   VALUE
- -------------
             SHORT-TERM INVESTMENTS - 4.12%
             COLLECTIVE INVESTMENT
             POOL - 3.89%
$157,468,270 Securities Lending Quality Trust/(2)/    157,468,270
                                                   --------------
             COMMERCIAL PAPER - 0.17%
   7,000,000 UBS Finance, Inc.:
               1.04% due 12/1/03..................      7,000,000
                                                   --------------
             U.S. TREASURY BILLS - 0.06%
             United States Treasury Bills:
     215,000   0.90% due 1/8/04@..................        214,797
   1,175,000   0.89% due 12/11/03@................      1,174,710
     600,000   0.89% due 1/15/04@.................        599,332
      90,000   0.86% due 12/4/03@.................         89,994
     210,000   0.85% due 1/22/04@.................        209,742
      40,000   0.82% due 12/4/03@.................         39,997
                                                   --------------
                                                        2,328,572
                                                   --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $166,796,842)..................    166,796,842
                                                   --------------

    PAR                                                MARKET
   VALUE                                               VALUE
- -----------------------------------------------------------------
            REPURCHASE AGREEMENT - 0.57%
$23,132,000 Agreement with State Street Bank &
             Trust Co., bearing interest at 0.93%,
             dated 11/28/03, to be repurchased
             12/1/03 in the amount of
             $23,133,793 and collateralized by
             Federal Home Loan Mtg. Corp.
             Notes, bearing interest at 2.25%,
             due 10/27/05 and having an
             approximate value of
             $23,827,893@
             (Cost $23,132,000)................... $   23,132,000
                                                   --------------
            TOTAL INVESTMENTS
            (Cost $3,139,161,540) - 103.77%.......  4,198,228,062
            Other assets and liabilities, net -
             (3.77)%..............................  (152,615,580)
                                                   --------------
            NET ASSETS - 100%..................... $4,045,612,482
                                                   --------------

+Non-income producing
#Security represents an investment in an affiliated company.
@The security or a portion thereof represents collateral for open futures contracts.
/(1)/The security or a portion thereof is out on loan (see Note 2). /(2)/The security is purchased with the cash collateral received from securities loaned.

Open Futures Contracts

  ---------------------------------------------------------------------------
                                                    Value as of
  Number of                Expiration    Value at   November 30,  Unrealized
  Contracts  Description      Date      Trade Date      2003     Appreciation
  ---------------------------------------------------------------------------
  134 Long  S&P 500 Index December 2003 $34,213,252 $35,436,300   $1,223,048
                                                                  ----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

               VALUE FUND - SCHEDULE OF INVESTMENTS (Unaudited)


                                                              November 30, 2003

92

 NUMBER                                     MARKET
OF SHARES                                   VALUE
- -----------------------------------------------------
          COMMON STOCK - 96.84%
          AEROSPACE/DEFENSE - 3.08%
    3,295 Boeing Co..................... $    126,495
    1,781 Honeywell International, Inc..       52,878
    1,300 Lockheed Martin Corp..........       59,722
      420 Northrop Grumman Corp.........       38,904
    2,070 Raytheon Co...................       57,360
      516 Rockwell Collins, Inc.........       13,875
      564 United Technologies Corp......       48,335
                                         ------------
                                              397,569
                                         ------------
          AIRLINES - 0.27%
    1,922 Southwest Airlines Co.........       34,558
                                         ------------
          APPAREL & PRODUCTS - 0.96%
      439 Jones Apparel Group, Inc......       15,145
    1,772 Limited, Inc..................       31,754
      250 Liz Claiborne, Inc............        8,753
    3,057 TJX Cos., Inc.................       69,058
                                         ------------
                                              124,710
                                         ------------
          APPLIANCES/FURNISHINGS - 0.48%
      903 Whirlpool Corp................       61,693
                                         ------------
          AUTOMOTIVE - 0.59%
       74 AutoZone, Inc. +..............        7,079
    3,218 Ford Motor Co.................       42,478
      453 Lear Corp. +..................       26,790
                                         ------------
                                               76,347
                                         ------------
          BANKS - 10.62%
      345 AmSouth Bancorp...............        8,277
    3,303 Bank of America Corp..........      249,145
    4,597 Bank of New York Co., Inc.....      141,036
      469 Bank One Corp.................       20,336
      740 BB&T Corp.....................       29,126
    1,748 Fifth Third Bancorp...........      101,611
       50 First Tennessee National Corp.        2,230
    1,447 FleetBoston Financial Corp....       58,748
      309 M&T Bank Corp.................       29,006
    1,271 National City Corp............       42,642
      182 Northern Trust Corp...........        8,163
      525 Providian Financial Corp. +...        5,932
    1,520 State Street Bank & Trust Co..       77,459
    1,085 Synovus Financial Corp........       31,096
    8,960 U.S. Bancorp..................      248,282

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          BANKS - Continued
    1,152 Wachovia Corp................... $     52,704
    4,300 Wells Fargo & Co................      246,519
      316 Zions Bancorp...................       19,488
                                           ------------
                                              1,371,800
                                           ------------
          BEVERAGES - 2.23%
      176 Anheuser-Busch Cos., Inc........        9,120
    4,111 Coca-Cola Bottling Co...........      191,161
    1,998 Coca-Cola Enterprises, Inc......       41,259
    2,034 Pepsi Bottling Group, Inc.......       46,945
                                           ------------
                                                288,485
                                           ------------
          BROADCASTING - 0.88%
      320 Comcast Corp., Class A +........       10,042
      300 Comcast Corp., Class A Special +        9,045
    8,521 Liberty Media Corp., Series A +.       94,157
                                           ------------
                                                113,244
                                           ------------
          BUILDING MATERIALS - 1.08%
    1,541 Lowe's Cos., Inc................       89,840
    1,844 Masco Corp......................       50,157
                                           ------------
                                                139,997
                                           ------------
          CHEMICAL - 2.19%
    3,756 Dow Chemical Co.................      141,038
    1,170 E.I. du Pont de Nemours and Co..       48,508
      604 Hercules, Inc. +................        6,064
    1,488 PPG Industries, Inc.............       87,004
                                           ------------
                                                282,614
                                           ------------
          COAL - 0.04%
      200 Arch Coal, Inc..................        5,298
                                           ------------
          COMMERCIAL SERVICES - 0.04%
      411 Owens-Illinois, Inc. +..........        4,636
                                           ------------
          CONGLOMERATES - 3.99%
   11,096 General Electric Co.............      318,122
      591 Textron, Inc....................       29,455
    7,329 Tyco International, Ltd.........      168,201
                                           ------------
                                                515,778
                                           ------------
          DRUGS - 8.22%
    4,019 Abbott Laboratories.............      177,640
    2,694 Bristol-Myers Squibb Co.........       70,987

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          DRUGS - Continued
      793 Caremark Rx, Inc. +.............. $     21,173
    1,225 Eli Lilly & Co...................       83,986
    2,102 King Pharmaceuticals, Inc. +.....       27,137
    3,071 Merck & Co., Inc.................      124,683
   12,781 Pfizer, Inc......................      428,802
    1,100 Schering-Plough Corp.............       17,655
    2,780 Wyeth............................      109,532
                                            ------------
                                               1,061,595
                                            ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 1.63%
      638 Emerson Electric Co..............       38,944
      535 Flextronics International, Ltd. +        8,576
      545 Parker Hannifin Corp.............       29,970
      627 Pitney Bowes, Inc................       24,923
    5,640 Solectron Corp. +................       32,994
    6,180 Xerox Corp. +....................       75,272
                                            ------------
                                                 210,679
                                            ------------
          FINANCE COMPANIES - 1.62%
      810 Capital One Financial Corp.......       48,373
    6,540 MBNA Corp........................      160,361
                                            ------------
                                                 208,734
                                            ------------
          FINANCIAL SERVICES - 12.16%
   12,238 Citigroup, Inc...................      575,675
    4,000 Fannie Mae.......................      280,000
    3,240 Freddie Mac......................      176,321
       72 Goldman Sachs Group, Inc.........        6,918
      482 H & R Block, Inc.................       26,168
    6,394 JP Morgan Chase & Co.............      226,092
      212 Legg Mason, Inc..................       16,898
    3,340 Merrill Lynch & Co., Inc.........      189,545
    1,160 Morgan Stanley...................       64,125
      418 Sovereign Bancorp, Inc...........        9,472
                                            ------------
                                               1,571,214
                                            ------------
          FOODS - 2.02%
    1,630 Archer-Daniels-Midland Co........       23,293
    2,060 ConAgra Foods, Inc...............       50,470
    1,456 H J Heinz Co.....................       52,562
      249 Hershey Foods Corp...............       19,347
    1,242 Kellogg Co.......................       44,426
    1,179 Kraft Foods, Inc., Class A.......       37,339

- -----------------------------------------------------------------------------

November 30, 2003

                                                                             93

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          FOODS - Continued
    1,080 Sara Lee Corp.......................... $     22,194
      191 Unilever NV............................       11,479
                                                  ------------
                                                       261,110
                                                  ------------
          HEALTHCARE - 0.34%
      130 Anthem, Inc. +.........................        9,376
    1,182 McKesson Corp..........................       34,514
                                                  ------------
                                                        43,890
                                                  ------------
          HOSPITAL SUPPLIES - 0.78%
      240 AmerisourceBergen Corp.................       15,190
      183 Baxter International, Inc..............        5,091
    1,308 Cardinal Health, Inc...................       79,971
                                                  ------------
                                                       100,252
                                                  ------------
          HOUSEHOLD PRODUCTS - 2.45%
      774 Colgate-Palmolive Co...................       40,635
      950 Fortune Brands, Inc....................       64,904
      698 Gillette Co............................       23,544
      702 Kimberly-Clark Corp....................       38,062
      253 Newell Rubbermaid, Inc.................        5,786
    1,493 Procter & Gamble Co....................      143,686
                                                  ------------
                                                       316,617
                                                  ------------
          INFORMATION PROCESSING -
          HARDWARE - 2.78%
   14,020 Hewlett-Packard Co.....................      304,094
      323 Lexmark International, Inc., Class A +.       25,000
    7,111 Sun Microsystems, Inc. +...............       30,364
                                                  ------------
                                                       359,458
                                                  ------------
          INFORMATION PROCESSING -
          SERVICES - 0.18%
      597 SunGard Data Systems, Inc. +...........       16,131
      236 Symantec Corp. +.......................        7,748
                                                  ------------
                                                        23,879
                                                  ------------
          INFORMATION PROCESSING -
          SOFTWARE - 0.83%
      869 Automatic Data Processing, Inc.........       33,222
    2,408 Computer Associates International, Inc.       56,106
      721 Microsoft Corp.........................       18,530
                                                  ------------
                                                       107,858
                                                  ------------

 NUMBER                                              MARKET
OF SHARES                                            VALUE
- --------------------------------------------------------------
          INSURANCE - 7.17%
    2,590 ACE, Ltd............................... $     94,405
      106 Berkshire Hathaway, Inc., Class B +....      296,906
    1,230 CIGNA Corp.............................       65,989
      424 Fidelity National Financial, Inc.......       14,980
      260 Hartford Financial Services Group, Inc.       14,300
      500 Health Net, Inc. +.....................       16,350
      719 MetLife, Inc...........................       23,504
      377 Old Republic International Corp........       13,972
      148 Radian Group, Inc......................        7,304
      708 St. Paul Cos., Inc.....................       26,267
      262 Torchmark Corp.........................       11,554
    7,004 Travelers Property Casualty Corp.,
           Class A...............................      109,262
    7,991 Travelers Property Casualty Corp.,
           Class B...............................      124,660
      625 UnitedHealth Group, Inc................       33,688
      343 UnumProvident Corp.....................        5,121
      260 Wellpoint Health Networks, Inc.,
           Class A +.............................       24,307
      580 Xl Capital, Ltd., Class A..............       43,616
                                                  ------------
                                                       926,185
                                                  ------------
          LEISURE AND TOURISM - 1.95%
      384 Darden Restaurants, Inc................        7,952
      568 Harrah's Entertainment, Inc............       27,190
      690 Marriott International, Inc., Class A..       31,623
    2,800 Mattel, Inc............................       56,672
    4,182 McDonald's Corp........................      107,185
      583 MGM Mirage, Inc. +.....................       21,851
                                                  ------------
                                                       252,473
                                                  ------------
          MACHINERY - 0.49%
      860 Ingersoll-Rand Co., Class A............       53,612
      296 Rockwell Automation, Inc...............        9,842
                                                  ------------
                                                        63,454
                                                  ------------
          METALS - 1.04%
    3,762 Alcoa, Inc.............................      123,431
      506 Barrick Gold Corp......................       11,330
                                                  ------------
                                                       134,761
                                                  ------------

 NUMBER                                       MARKET
OF SHARES                                     VALUE
- -------------------------------------------------------
          MISCELLANEOUS - 0.22%
      274 Eastman Kodak Co................ $      6,675
    4,332 Service Corp. International +...       21,443
                                           ------------
                                                 28,118
                                           ------------
          MULTIMEDIA - 2.07%
      174 McGraw-Hill Cos., Inc...........       11,919
    6,988 Time Warner, Inc. +.............      113,765
    6,116 Walt Disney Co..................      141,218
                                           ------------
                                                266,902
                                           ------------
          OIL AND GAS - 7.31%
      309 Amerada Hess Corp...............       14,637
      830 Burlington Resources, Inc.......       41,666
    1,596 ChevronTexaco Corp..............      119,860
    2,117 ConocoPhillips..................      120,119
      333 Devon Energy Corp...............       16,437
    9,442 Exxon Mobil Corp................      341,517
    2,861 Halliburton Co..................       66,804
    1,558 Marathon Oil Corp...............       46,133
      760 Noble Corp. +...................       26,281
      324 Occidental Petroleum Corp.......       11,884
      909 Royal Dutch Petroleum Co. (NY)..       40,814
      584 Schlumberger, Ltd...............       27,401
    1,021 Transocean, Inc. +..............       19,787
    1,600 Unocal Corp.....................       50,848
                                           ------------
                                                944,188
                                           ------------
          PAPER/FOREST PRODUCTS - 1.14%
      550 Avery Dennison Corp.............       30,294
      221 Boise Cascade Corp..............        6,522
      580 International Paper Co..........       21,582
      999 Smurfit-Stone Container Corp. +.       16,343
    1,280 Weyerhaeuser Co.................       72,960
                                           ------------
                                                147,701
                                           ------------
          POLLUTION CONTROL - 0.23%
      284 Republic Services, Inc., Class A        7,228
      765 Waste Management, Inc...........       22,498
                                           ------------
                                                 29,726
                                           ------------

- -----------------------------------------------------------------------------

                                                              November 30, 2003

94

 NUMBER                                        MARKET
OF SHARES                                      VALUE
- --------------------------------------------------------
          RAILROADS & EQUIPMENT - 1.60%
      280 Canadian National Railway Co..... $     16,618
      783 CSX Corp.........................       26,536
    1,392 Norfolk Southern Corp............       29,803
    2,100 Union Pacific Corp...............      133,728
                                            ------------
                                                 206,685
                                            ------------
          REAL ESTATE INVESTMENT TRUSTS - 0.30%
    1,391 Equity Office Properties Trust...       38,572
                                            ------------
          RETAIL - 2.45%
      157 Express Scripts, Inc., Class A +.       10,163
      422 Federated Department Stores, Inc.       20,716
    3,880 Home Depot, Inc..................      142,629
    1,870 JC Penney Co., Inc...............       46,525
    2,400 Office Depot, Inc. +.............       38,040
      858 RadioShack Corp..................       26,727
      860 Rite Aid Corp. +.................        5,289
      999 Staples, Inc. +..................       27,123
                                            ------------
                                                 317,212
                                            ------------
          SAVINGS & LOAN - 0.97%
    2,730 Washington Mutual, Inc...........      125,061
                                            ------------
          SEMICONDUCTORS - 0.18%
    1,800 Micron Technology, Inc. +........       23,418
                                            ------------
          TELECOMMUNICATIONS - 3.15%
      259 Amdocs, Ltd. +...................        6,480
    4,024 AT&T Wireless Services, Inc. +...       30,180
    3,840 BellSouth Corp...................       99,955
      838 CenturyTel, Inc..................       27,403
    3,737 Motorola, Inc....................       52,467
      942 Qwest Communications
           International, Inc. +...........        3,448
    5,730 Verizon Communications, Inc......      187,772
                                            ------------
                                                 407,705
                                            ------------
          TOBACCO - 2.51%
    6,250 Altria Group, Inc................      325,000
                                            ------------
          UTILITIES - COMMUNICATION - 1.01%
    4,662 SBC Communications, Inc..........      108,531
    1,428 Sprint Corp. (FON Group).........       21,406
                                            ------------
                                                 129,937
                                            ------------

 NUMBER                                            MARKET
OF SHARES                                          VALUE
- ------------------------------------------------------------
          UTILITIES - ELECTRIC - 3.51%
    4,573 CenterPoint Energy, Inc.............. $     44,358
      312 Dominion Resources, Inc..............       18,804
      840 Duke Energy Corp.....................       15,154
    4,229 Edison International, Inc. +.........       86,356
      863 Entergy Corp.........................       45,618
      930 Exelon Corp..........................       57,493
    1,150 FirstEnergy Corp.....................       39,847
      327 FPL Group, Inc.......................       20,781
      300 NiSource, Inc........................        6,225
    3,044 PG&E Corp. +.........................       76,465
      968 Progress Energy, Inc.................       42,418
                                                ------------
                                                     453,519
                                                ------------
          UTILITIES - GAS, DISTRIBUTION - 0.08%
      221 Sempra Energy........................        6,259
      203 Southern Union Co. +.................        3,711
                                                ------------
                                                       9,970
                                                ------------
          TOTAL COMMON STOCK
          (Cost $11,676,127)...................   12,512,602
                                                ------------
          PREFERRED STOCK - 0.45%
          AUTOMOTIVE - 0.24%
      630 Ford Motor Co. Capital Trust II 6.50%       31,431
                                                ------------
          ELECTRONICS/ELECTRICAL
          EQUIPMENT - 0.21%
      375 Xerox Corp. 7.50% *..................       27,164
                                                ------------
          TOTAL PREFERRED STOCK
          (Cost $53,394).......................       58,595
                                                ------------

   PAR                                                    MARKET
  VALUE                                                   VALUE
- ----------------------------------------------------------------------
          CORPORATE BONDS - 0.21%
          METALS - 0.12%
 $  5,000 Freeport-McMoRan Copper & Gold, Inc. *:
            8.25% due 1/31/06......................... $     15,288
                                                       ------------
          MISCELLANEOUS - 0.09%
   12,000 Service Corp. International:
            6.75% due 6/22/08.........................       12,465
                                                       ------------
          TOTAL CORPORATE BONDS
          (Cost $17,279)..............................       27,753
                                                       ------------
          TOTAL INVESTMENTS
          (Cost $11,746,800) - 97.50%.................   12,598,950
          Other assets and liabilities,
           net - 2.50%................................      322,529
                                                       ------------
          NET ASSETS - 100%........................... $ 12,921,479
                                                       ------------
          + Non-income producing
          * Securities exempt from registration under
           rule 144A of the Securities Act of 1933.
           These securities may be sold in
           transactions from registration, normally to
           qualified institutional buyers. At
           November 30, 2003, the aggregate value
           of these securities was $2,195,712
           representing 1.50% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                             95
November 30, 2003
               STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)



                                                                  ASSET                         CAPITAL
                                                                ALLOCATION      BLUE CHIP     CONSERVATION   CORE EQUITY
                                                                   FUND        GROWTH FUND        FUND          FUND
                                                              --------------  -------------- -------------- --------------
ASSETS:
Long term investments, at market*# (unaffiliated)............ $  148,140,845  $   34,175,046 $   83,795,866 $  567,828,733
Long term investments, at market** (affiliated)..............      1,463,237         173,850              -      6,883,011
Short term investments (cost equals market)..................     11,143,949         625,438        529,298              -
Repurchase agreements (cost equals market)...................     18,582,000               -      7,403,000     18,122,000
Cash.........................................................          1,716               -              -            883
Foreign cash +...............................................              -               -              -              -
Receivable for:
  Investments sold...........................................        488,656         183,823        989,293      3,023,625
  Capital shares sold........................................         72,568          43,882        117,736         61,375
  Dividends and interest.....................................        631,303          29,638        738,066      1,067,396
  Futures variation margin...................................         18,700               -              -              -
Collateral received for securities loaned....................              -               -      1,178,534              -
Due from adviser.............................................              -               -              -         47,174
Unrealized appreciation on forward foreign currency contracts              -               -              -              -
Other assets.................................................         16,815           1,122          5,017         33,660
                                                              --------------  -------------- -------------- --------------
TOTAL ASSETS.................................................    180,559,789      35,232,799     94,756,810    597,067,857
                                                              --------------  -------------- -------------- --------------
LIABILITIES:
Payable for:
  Investments purchased......................................      7,246,691         311,954     11,764,322      1,617,890
  Options written@...........................................              -               -              -              -
  Capital shares reacquired..................................         41,171           8,272         29,125        119,340
  Futures variation margin...................................              -               -              -              -
  Custodian fees.............................................         44,954          15,452         16,666         61,789
  Reports to shareholders....................................         21,637           1,642          7,895        174,116
  Directors' retirement plan.................................         23,647           3,232         13,292        142,437
  Collateral upon return of securities loaned................              -         139,728      1,707,832              -
Payable to affiliates:
  Advisory fees..............................................         70,530          22,058         33,280        387,298
  Administrative services....................................          9,874           1,930          4,659         33,889
  Transfer agency fees.......................................            499             334            500            666
Accrued expenses and other liabilities.......................         17,055           1,638          3,091         32,314
Due to custodian.............................................              -               -        219,775              -
Due to custodian for foreign cash............................             48               -              -              -
                                                              --------------  -------------- -------------- --------------
TOTAL LIABILITIES............................................      7,476,106         506,240     13,800,437      2,569,739
                                                              --------------  -------------- -------------- --------------
NET ASSETS................................................... $  173,083,683  $   34,726,559 $   80,956,373 $  594,498,118
                                                              --------------  -------------- -------------- --------------
* Identified cost of investment securities (unaffiliated).... $  133,118,283  $   30,934,115 $   83,670,224 $  589,862,009
** Identified cost of investment securities (affiliated)..... $      938,922  $      247,210 $            - $    7,810,345
+ Identified cost of foreign cash............................ $          (44) $            - $            - $            -
# Including securities on loan of............................ $            -  $      136,155 $    1,665,983 $            -
@Premium received on options written......................... $            -  $            - $            - $            -
                                                              --------------  -------------- -------------- --------------

                                                                 GOVERNMENT
                                                                 SECURITIES
                                                                    FUND
                                                              ----------------
ASSETS:
Long term investments, at market*# (unaffiliated)............ $    161,644,222
Long term investments, at market** (affiliated)..............                -
Short term investments (cost equals market)..................                -
Repurchase agreements (cost equals market)...................          182,000
Cash.........................................................              449
Foreign cash +...............................................                -
Receivable for:
  Investments sold...........................................                -
  Capital shares sold........................................           94,084
  Dividends and interest.....................................        1,577,262
  Futures variation margin...................................                -
Collateral received for securities loaned....................        6,037,416
Due from adviser.............................................                -
Unrealized appreciation on forward foreign currency contracts                -
Other assets.................................................            4,885
                                                              ----------------
TOTAL ASSETS.................................................      169,540,318
                                                              ----------------
LIABILITIES:
Payable for:
  Investments purchased......................................                -
  Options written@...........................................                -
  Capital shares reacquired..................................          146,478
  Futures variation margin...................................                -
  Custodian fees.............................................           19,101
  Reports to shareholders....................................           16,250
  Directors' retirement plan.................................           30,233
  Collateral upon return of securities loaned................        6,037,416
Payable to affiliates:
  Advisory fees..............................................           67,725
  Administrative services....................................            9,481
  Transfer agency fees.......................................              666
Accrued expenses and other liabilities.......................            5,063
Due to custodian.............................................                -
Due to custodian for foreign cash............................                -
                                                              ----------------
TOTAL LIABILITIES............................................        6,332,413
                                                              ----------------
NET ASSETS................................................... $    163,207,905
                                                              ----------------
* Identified cost of investment securities (unaffiliated).... $    163,126,100
** Identified cost of investment securities (affiliated)..... $              -
+ Identified cost of foreign cash............................ $              -
# Including securities on loan of............................ $      5,906,247
@Premium received on options written......................... $              -
                                                              ----------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

96
         STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED
                                                              November 30, 2003


                                                                                                     ASSET
                                                                                                   ALLOCATION       BLUE CHIP
                                                                                                      FUND         GROWTH FUND
                                                                                                 --------------  --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.................................................. $      146,628  $       46,464
Additional paid-in capital......................................................................    152,359,612      36,464,658
Undistributed net investment income (loss)......................................................        (49,178)          7,321
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts
 and foreign exchange transactions..............................................................      4,413,060      (4,959,455)
Unrealized appreciation (depreciation) on:
  Investments...................................................................................     15,546,877       3,167,571
  Futures contracts.............................................................................        666,688               -
  Options written...............................................................................              -               -
  Foreign exchange transactions and other assets and liabilities................................            (4)               -
                                                                                                 --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING..................................................... $  173,083,683  $   34,726,559
                                                                                                 --------------  --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)........................................................  1,000,000,000   1,000,000,000
  Outstanding...................................................................................     14,662,800       4,646,351
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...................................... $        11.80  $         7.47

                                                                                                    CAPITAL
                                                                                                  CONSERVATION     CORE EQUITY
                                                                                                      FUND            FUND
                                                                                                 --------------  --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.................................................. $       82,880  $      538,599
Additional paid-in capital......................................................................     79,801,354     819,857,128
Undistributed net investment income (loss)......................................................        (81,676)        174,434
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts
 and foreign exchange transactions..............................................................      1,028,173    (203,111,433)
Unrealized appreciation (depreciation) on:
  Investments...................................................................................        125,642     (22,960,610)
  Futures contracts.............................................................................              -               -
  Options written...............................................................................              -               -
  Foreign exchange transactions and other assets and liabilities................................              -               -
                                                                                                 --------------  --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING..................................................... $   80,956,373  $  594,498,118
                                                                                                 --------------  --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)........................................................  1,000,000,000   1,000,000,000
  Outstanding...................................................................................      8,287,993      53,859,909
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...................................... $         9.77  $        11.04

                                                                                                   GOVERNMENT
                                                                                                   SECURITIES
                                                                                                      FUND
                                                                                                 --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.................................................. $      152,557
Additional paid-in capital......................................................................    155,487,562
Undistributed net investment income (loss)......................................................         91,642
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts
 and foreign exchange transactions..............................................................      8,958,022
Unrealized appreciation (depreciation) on:
  Investments...................................................................................     (1,481,878)
  Futures contracts.............................................................................              -
  Options written...............................................................................              -
  Foreign exchange transactions and other assets and liabilities................................              -
                                                                                                 --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING..................................................... $  163,207,905
                                                                                                 --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)........................................................  1,000,000,000
  Outstanding...................................................................................     15,255,735
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...................................... $        10.70


SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                             97
November 30, 2003
        STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED


                                                                                         HEALTH                 INTERNATIONAL
                                                               GROWTH &      GROWTH     SCIENCES    INCOME &      EQUITIES
                                                              INCOME FUND     FUND        FUND     GROWTH FUND      FUND
                                                              ------------ ---------- ------------ ------------ -------------
ASSETS:
Long term investments, at market*# (unaffiliated)............ $188,101,181 $4,677,798 $107,650,962 $221,800,460 $100,917,755
Long term investments, at market** (affiliated)..............    1,752,988          -            -            -            -
Short term investments (cost equals market)..................    1,460,250     41,820   15,198,376    6,507,709      469,639
Repurchase agreements (cost equals market)...................    1,810,000    117,000            -    1,283,000   17,349,000
Cash.........................................................            -        168            -          609          672
Foreign cash +...............................................            -          -      232,902            -      181,434
Receivable for:
  Investments sold...........................................    1,537,912          -      450,507      686,712       16,285
  Capital shares sold........................................      430,025      1,808      161,288       63,441      782,757
  Dividends and interest.....................................      248,783      3,411       59,920      470,560      388,215
  Futures variation margin...................................            -          -            -          550            -
Collateral received for securities loaned....................            -          -            -            -            -
Due from adviser.............................................        5,828          -            -       12,579            -
Unrealized appreciation on forward foreign currency contracts            -          -            -            -            -
Other assets.................................................        2,247        676       12,666        2,679        4,689
                                                              ------------ ---------- ------------ ------------ ------------
TOTAL ASSETS.................................................  195,349,214  4,842,681  123,766,621  230,828,299  120,110,446
                                                              ------------ ---------- ------------ ------------ ------------
LIABILITIES:
Payable for:
  Investments purchased......................................            -          -      645,091      664,585            -
  Options written@...........................................            -          -    1,236,780            -            -
  Capital shares reacquired..................................       66,279        335       33,122       37,952       71,158
  Futures variation margin...................................            -          -            -            -       29,679
  Custodian fees.............................................       15,406     15,406       18,596       15,433       44,926
  Reports to shareholders....................................       25,802        434          643       26,753       11,337
  Directors' retirement plan.................................       32,662        619        9,931       14,268       16,297
  Collateral upon return of securities loaned................    1,460,250     41,820   12,824,840    6,507,709          100
Payable to affiliates:
  Advisory fees..............................................      117,420      3,661       85,587      139,540       32,195
  Administrative services....................................       10,959        270        5,991       12,686        6,439
  Transfer agency fees.......................................          500        666          334          426        2,317
Accrued expenses and other liabilities.......................        7,936      1,864        3,553       10,206        7,956
Due to custodian.............................................       82,474          -            -            -            -
Due to custodian for foreign cash............................            -          -            -            -            -
                                                              ------------ ---------- ------------ ------------ ------------
TOTAL LIABILITIES............................................    1,819,688     65,075   14,864,468    7,429,558      222,404
                                                              ------------ ---------- ------------ ------------ ------------
NET ASSETS................................................... $193,529,526 $4,777,606 $108,902,153 $223,398,741 $119,888,042
                                                              ------------ ---------- ------------ ------------ ------------
* Identified cost of investment securities (unaffiliated).... $167,280,578 $4,188,164 $ 95,183,808 $211,437,858 $103,922,848
** Identified cost of investment securities (affiliated)..... $    595,358 $        - $          - $          - $          -
+ Identified cost of foreign cash............................ $          - $        - $    219,668 $          - $    179,745
# Including securities on loan of............................ $  1,423,611 $   40,830 $ 12,570,234 $  6,355,041 $         15
@Premiums received on options written........................ $          - $        - $  1,435,930 $          - $          -
                                                              ------------ ---------- ------------ ------------ ------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

98
         STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED
                                                              November 30, 2003


                                                                   HEALTH                       INTERNATIONAL
                                  GROWTH &         GROWTH         SCIENCES        INCOME &        EQUITIES
                                 INCOME FUND        FUND            FUND         GROWTH FUND        FUND
                               --------------  --------------  --------------  --------------  --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value
 of $0.01 per share........... $      154,663  $       10,260  $      124,465  $      261,632  $      188,488
Additional paid-in capital....    228,432,753       7,795,804     102,477,571     265,410,236     135,938,367
Undistributed net investment
 income (loss)................         22,311         (27,467)       (340,837)        100,458         473,120
Accumulated undistributed net
 realized gain (loss) on
 investments, futures and
 options contracts and
 foreign exchange transactions    (57,058,434)     (3,490,625)     (6,038,631)    (52,751,574)    (13,516,121)
Unrealized appreciation
 (depreciation) on:
 Investments..................     21,978,233         489,634      12,467,154      10,362,602      (3,005,093)
 Futures contracts............              -               -               -          15,387          54,677
 Options written..............              -               -         199,150               -               -
 Foreign exchange
   transactions and other
   assets and liabilities.....              -               -          13,281               -        (245,396)
                               --------------  --------------  --------------  --------------  --------------
NET ASSETS APPLICABLE TO
 SHARES OUTSTANDING........... $  193,529,526  $    4,777,606  $  108,902,153  $  223,398,741  $  119,888,042
                               --------------  --------------  --------------  --------------  --------------
CAPITAL SHARES:
 Authorized (Par value $0.01
   per share).................  1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000   1,000,000,000
 Outstanding..................     15,466,283       1,025,960      12,446,468      26,163,241      18,848,780
 NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE...................... $        12.51  $         4.66  $         8.75  $         8.54  $         6.36



SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                             99
November 30, 2003
        STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED


                                                              INTERNATIONAL INTERNATIONAL                 MID CAP
                                                               GOVERNMENT     GROWTH I     LARGE CAP       INDEX
                                                                BOND FUND       FUND      GROWTH FUND      FUND
                                                              ------------- ------------- ------------ --------------
ASSETS:
Long term investments, at market*# (unaffiliated)............ $142,266,812  $384,649,075  $459,009,410 $1,356,228,045
Long term investments, at market** (affiliated)..............            -             -             -              -
Short term investments (cost equals market)..................            -    69,476,745     9,462,015    187,289,864
Repurchase agreements (cost equals market)...................    1,447,000     1,656,000     2,492,000     34,973,000
Cash.........................................................        1,163           932           650              -
Foreign cash +...............................................      200,061     1,446,428             -              -
Receivable for:
  Investments sold...........................................    2,525,090     5,585,966    12,697,341              -
  Capital shares sold........................................      101,342        60,255       104,341      1,221,204
  Dividends and interest.....................................    2,811,486       887,307       394,212      1,316,613
  Futures variation margin...................................            -             -             -        416,525
Collateral received for securities loaned....................            -             -             -              -
Due from adviser.............................................            -        66,161         5,480              -
Unrealized appreciation on forward foreign currency contracts        5,911             -             -              -
Other assets.................................................        3,341         5,486         5,666         36,598
                                                              ------------  ------------  ------------ --------------
TOTAL ASSETS.................................................  149,362,206   463,834,355   484,171,115  1,581,481,849
                                                              ------------  ------------  ------------ --------------
LIABILITIES:
Payable for:
  Investments purchased......................................    2,616,115     7,293,107     4,420,680              -
  Options written@...........................................            -             -             -              -
  Capital shares reacquired..................................       31,123       379,184       233,679        219,646
  Futures variation margin...................................            -             -             -              -
  Custodian fees.............................................       56,748       195,967        21,665         37,590
  Reports to shareholders....................................        9,792        52,380        61,544         79,392
  Directors' retirement plan.................................       21,653        49,400        32,044        145,848
  Collateral upon return of securities loaned................            -    69,476,745     9,462,015    169,801,885
Payable to affiliates:
  Advisory fees..............................................       59,646       313,077       363,776        322,102
  Administrative services....................................        8,351        21,915        26,804         78,713
  Transfer agency fees.......................................          166           334           334          2,398
Accrued expenses and other liabilities.......................        2,641        16,266        21,921         82,596
Due to custodian.............................................            -             -             -        323,045
Due to custodian for foreign cash............................            -             -             -              -
                                                              ------------  ------------  ------------ --------------
TOTAL LIABILITIES............................................    2,806,235    77,798,375    14,644,462    171,093,215
                                                              ------------  ------------  ------------ --------------
NET ASSETS................................................... $146,555,971  $386,035,980  $469,526,653 $1,410,388,634
                                                              ------------  ------------  ------------ --------------
* Identified cost of investment securities (unaffiliated).... $129,572,585  $331,024,987  $406,034,695 $1,214,301,342
** Identified cost of investment securities (affiliated)..... $          -  $          -  $          - $            -
+ Identified cost of foreign cash............................ $    196,830  $  1,435,018  $          - $            -
# Including securities on loan of............................ $          -  $ 65,869,657  $  9,304,275 $  166,221,460
@Premiums received on options written........................ $          -  $          -  $          - $            -
                                                              ------------  ------------  ------------ --------------

                                                                 MONEY     NASDAQ-100
                                                                MARKET I     INDEX
                                                                  FUND        FUND
                                                              ------------ -----------
ASSETS:
Long term investments, at market*# (unaffiliated)............ $          - $73,782,771
Long term investments, at market** (affiliated)..............            -           -
Short term investments (cost equals market)..................  466,442,693  11,170,937
Repurchase agreements (cost equals market)...................   22,546,000   9,765,000
Cash.........................................................           42         449
Foreign cash +...............................................            -           -
Receivable for:
  Investments sold...........................................            -      64,812
  Capital shares sold........................................      725,434     518,948
  Dividends and interest.....................................      298,825      13,575
  Futures variation margin...................................            -      51,450
Collateral received for securities loaned....................            -           -
Due from adviser.............................................       12,666           -
Unrealized appreciation on forward foreign currency contracts            -           -
Other assets.................................................       13,330      10,414
                                                              ------------ -----------
TOTAL ASSETS.................................................  490,038,990  95,378,356
                                                              ------------ -----------
LIABILITIES:
Payable for:
  Investments purchased......................................    5,000,000           -
  Options written@...........................................            -           -
  Capital shares reacquired..................................    2,334,346     241,510
  Futures variation margin...................................            -           -
  Custodian fees.............................................       16,524      15,414
  Reports to shareholders....................................       79,828         628
  Directors' retirement plan.................................       63,688       6,290
  Collateral upon return of securities loaned................            -   2,127,506
Payable to affiliates:
  Advisory fees..............................................      198,778      29,001
  Administrative services....................................       27,829       5,075
  Transfer agency fees.......................................        4,132       1,416
Accrued expenses and other liabilities.......................       55,517      19,963
Due to custodian.............................................            -           -
Due to custodian for foreign cash............................            -           -
                                                              ------------ -----------
TOTAL LIABILITIES............................................    7,780,642   2,446,803
                                                              ------------ -----------
NET ASSETS................................................... $482,258,348 $92,931,553
                                                              ------------ -----------
* Identified cost of investment securities (unaffiliated).... $          - $70,925,984
** Identified cost of investment securities (affiliated)..... $          - $         -
+ Identified cost of foreign cash............................ $          - $         -
# Including securities on loan of............................ $          - $ 2,077,615
@Premiums received on options written........................ $          - $         -
                                                              ------------ -----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

100
        STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED
                                                              November 30, 2003


                                         INTERNATIONAL   INTERNATIONAL                     MID CAP        MONEY
                                          GOVERNMENT       GROWTH I        LARGE CAP        INDEX        MARKET 1
                                           BOND FUND         FUND         GROWTH FUND       FUND           FUND
                                         -------------- --------------  --------------  -------------- -------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01
 per share.............................. $      104,252 $      559,716  $      771,366  $      755,682  $  4,822,583
Additional paid-in capital..............    118,002,402    585,988,547     800,759,752   1,258,363,423   477,435,765
Undistributed net investment income
 (loss).................................      6,579,788        250,847           9,453         934,747             -
Accumulated undistributed net realized
 gain (loss) on investments, futures
 and options contracts and foreign
 exchange transactions..................      9,098,246   (254,433,478)   (384,988,633)      6,008,181             -
Unrealized appreciation (depreciation)
 on:
 Investments............................     12,694,227     53,624,088      52,974,715     141,926,703             -
 Futures contracts......................              -              -               -       2,399,898             -
 Options written........................              -              -               -               -             -
 Foreign exchange transactions and
   other assets and liabilities.........         77,056         46,260               -               -             -
                                         -------------- --------------  --------------  -------------- -------------
NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING............................ $  146,555,971 $  386,035,980  $  469,526,653  $1,410,388,634  $482,258,348
                                         -------------- --------------  --------------  -------------- -------------
CAPITAL SHARES:
 Authorized (Par value $0.01 per share).  1,000,000,000  1,000,000,000   1,000,000,000   1,000,000,000 1,000,000,000
 Outstanding............................     10,425,216     55,971,617      77,136,632      75,568,214   482,258,348
 NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE........... $        14.06 $         6.90  $         6.09  $        18.66  $       1.00

                                           NASDAQ-100
                                             INDEX
                                              FUND
                                         --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01
 per share.............................. $      232,704
Additional paid-in capital..............     95,727,336
Undistributed net investment income
 (loss).................................        (79,517)
Accumulated undistributed net realized
 gain (loss) on investments, futures
 and options contracts and foreign
 exchange transactions..................     (6,312,763)
Unrealized appreciation (depreciation)
 on:
 Investments............................      2,856,787
 Futures contracts......................        507,006
 Options written........................              -
 Foreign exchange transactions and
   other assets and liabilities.........              -
                                         --------------
NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING............................ $   92,931,553
                                         --------------
CAPITAL SHARES:
 Authorized (Par value $0.01 per share).  1,000,000,000
 Outstanding............................     23,270,421
 NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE........... $         3.99


SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            101
November 30, 2003
          STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED


                                                                SCIENCE &                  SMALL CAP     SOCIAL
                                                                TECHNOLOGY    SMALL CAP      INDEX      AWARENESS
                                                                   FUND         FUND         FUND         FUND
                                                              -------------- ------------ ------------ ------------
ASSETS:
Long term investments, at market*# (unaffiliated)............ $1,421,708,174 $628,055,438 $342,894,047 $346,443,487
Long term investments, at market** (affiliated)..............              -            -      129,556    2,443,172
Short term investments (costs equals market).................    116,070,450  116,290,374  110,768,861   17,781,719
Repurchase agreements (cost equals market)...................              -            -   15,201,000   20,516,000
Cash.........................................................              -          539        1,331          198
Foreign Cash+................................................          3,947            -            -            -
Receivable for:
  Investments sold...........................................      5,692,218    4,948,073            -            -
  Capital shares sold........................................        784,532      184,126    1,287,674      133,240
  Dividends and interest.....................................        385,842      162,334      214,941      523,723
  Futures variation margin...................................              -            -      198,875       35,175
Collateral received for securities loaned....................              -            -       92,679            -
Due from adviser.............................................              -       40,097            -            -
Unrealized appreciation on forward foreign currency contracts              -            -            -            -
Other assets.................................................        195,359        6,195        4,404        6,386
                                                              -------------- ------------ ------------ ------------
TOTAL ASSETS.................................................  1,544,840,522  749,687,176  470,793,368  387,883,100
                                                              -------------- ------------ ------------ ------------
LIABILITIES:
Payable for:
  Investments purchased......................................        695,189    6,348,328            -            -
  Options written@...........................................              -            -            -            -
  Capital shares reacquired..................................        341,849      197,641       71,066      109,122
  Futures variation margin...................................              -            -            -            -
  Custodian fees.............................................         42,263       42,884       13,735       17,715
  Reports to shareholders....................................        147,553       73,238       20,042       47,838
  Directors' retirement plan.................................        182,267       37,397       33,508       48,635
  Collateral upon return of securities loaned................     86,726,110   97,638,894   71,441,046    4,618,766
Payable to affiliates:
  Advisory fees..............................................      1,059,015      466,261      110,119      155,761
  Administrative services....................................         82,368       36,265       22,024       21,806
  Transfer agency fees.......................................          2,082          334        1,651          498
Accrued expenses and other liabilities.......................         71,585       20,883       32,146       19,164
Due to custodian.............................................              -            -            -            -
Due to custodian for foreign cash............................              -            -            -            -
                                                              -------------- ------------ ------------ ------------
TOTAL LIABILITIES............................................     89,350,281  104,862,125   71,745,337    5,039,305
                                                              -------------- ------------ ------------ ------------
NET ASSETS................................................... $1,455,490,241 $644,825,051 $399,048,031 $382,843,795
                                                              -------------- ------------ ------------ ------------
* Identified cost of investment securities (unaffiliated).... $1,192,481,844 $528,887,509 $305,059,589 $330,262,239
** Identified cost of investment securities (affiliated)..... $            - $          - $    132,272 $  2,262,491
+ Identified cost of foreign cash............................ $        3,853 $          - $          - $          -
# Including securities on loan of............................ $   84,920,404 $ 95,321,161 $ 69,705,802 $  4,558,951
@Premiums received on options written........................ $            - $          - $          - $          -
                                                              -------------- ------------ ------------ ------------

                                                                  STOCK
                                                                  INDEX         VALUE
                                                                  FUND          FUND
                                                              -------------- -----------
ASSETS:
Long term investments, at market*# (unaffiliated)............ $3,946,420,210 $12,598,950
Long term investments, at market** (affiliated)..............     61,879,010           -
Short term investments (costs equals market).................    166,796,842           -
Repurchase agreements (cost equals market)...................     23,132,000           -
Cash.........................................................            433     331,044
Foreign Cash+................................................              -           -
Receivable for:
  Investments sold...........................................              -      16,225
  Capital shares sold........................................      1,621,220       6,637
  Dividends and interest.....................................      6,685,232      23,373
  Futures variation margin...................................         36,725           -
Collateral received for securities loaned....................      1,334,000           -
Due from adviser.............................................              -           -
Unrealized appreciation on forward foreign currency contracts              -           -
Other assets.................................................        133,557           -
                                                              -------------- -----------
TOTAL ASSETS.................................................  4,208,039,229  12,976,229
                                                              -------------- -----------
LIABILITIES:
Payable for:
  Investments purchased......................................              -      23,611
  Options written@...........................................              -           -
  Capital shares reacquired..................................      1,290,217       3,433
  Futures variation margin...................................              -           -
  Custodian fees.............................................        108,437      15,485
  Reports to shareholders....................................        421,307         653
  Directors' retirement plan.................................        507,233       1,559
  Collateral upon return of securities loaned................    158,802,270           -
Payable to affiliates:
  Advisory fees..............................................        862,432       8,182
  Administrative services....................................        230,005         734
  Transfer agency fees.......................................          4,133         265
Accrued expenses and other liabilities.......................        200,713         828
Due to custodian.............................................              -           -
Due to custodian for foreign cash............................              -           -
                                                              -------------- -----------
TOTAL LIABILITIES............................................    162,426,747      54,750
                                                              -------------- -----------
NET ASSETS................................................... $4,045,612,482 $12,921,479
                                                              -------------- -----------
* Identified cost of investment securities (unaffiliated).... $2,917,073,888 $11,746,800
** Identified cost of investment securities (affiliated)..... $   32,158,810 $         -
+ Identified cost of foreign cash............................ $            - $         -
# Including securities on loan of............................ $  155,301,574 $         -
@Premiums received on options written........................ $            - $         -
                                                              -------------- -----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

102
         STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) - CONTINUED
                                                              November 30, 2003


                                                                                                                SCIENCE &
                                                                                                                TECHNOLOGY
                                                                                                                   FUND
                                                                                                             ---------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.............................................................. $     1,321,656
Additional paid-in capital..................................................................................   3,135,532,341
Undistributed net investment income (loss)..................................................................      (3,883,429)
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts and foreign exchange transactions......................................................................................  (1,906,706,864)
Unrealized appreciation (depreciation) on:
  Investments...............................................................................................     229,226,330
  Futures contracts.........................................................................................               -
  Options written...........................................................................................               -
  Foreign exchange transactions and other assets and liabilities............................................             207

                                                                                                             ---------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................................................. $ 1,455,490,241
                                                                                                             ---------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)....................................................................   1,000,000,000
  Outstanding...............................................................................................     132,165,649
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................................................. $         11.01

                                                                                                                SMALL CAP
                                                                                                                  FUND
                                                                                                             --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.............................................................. $      688,307
Additional paid-in capital..................................................................................    708,424,055
Undistributed net investment income (loss)..................................................................     (1,022,432)
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts and foreign
 exchange transactions......................................................................................   (162,432,808)
Unrealized appreciation (depreciation) on:
  Investments...............................................................................................     99,167,929
  Futures contracts.........................................................................................              -
  Options written...........................................................................................              -
  Foreign exchange transactions and other assets and liabilities............................................              -

                                                                                                             --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................................................. $  644,825,051
                                                                                                             --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)....................................................................  1,000,000,000
  Outstanding...............................................................................................     68,830,712
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................................................. $         9.37

                                                                                                                SMALL CAP
                                                                                                                  INDEX
                                                                                                                  FUND
                                                                                                             --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.............................................................. $      296,562
Additional paid-in capital..................................................................................    364,380,997
Undistributed net investment income (loss)..................................................................        567,461
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts and foreign
 exchange transactions......................................................................................     (6,429,584)
Unrealized appreciation (depreciation) on:
  Investments...............................................................................................     37,831,742
  Futures contracts.........................................................................................      2,400,853
  Options written...........................................................................................              -
  Foreign exchange transactions and other assets and liabilities............................................              -

                                                                                                             --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................................................. $  399,048,031
                                                                                                             --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)....................................................................  1,000,000,000
  Outstanding...............................................................................................     29,656,235
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................................................. $        13.46

                                                                                                                 SOCIAL
                                                                                                                AWARENESS
                                                                                                                  FUND
                                                                                                             --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.............................................................. $      221,830
Additional paid-in capital..................................................................................    427,086,787
Undistributed net investment income (loss)..................................................................        129,509
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts and foreign
 exchange transactions......................................................................................    (61,857,200)
Unrealized appreciation (depreciation) on:
  Investments...............................................................................................     16,361,929
  Futures contracts.........................................................................................        900,940
  Options written...........................................................................................              -
  Foreign exchange transactions and other assets and liabilities............................................              -

                                                                                                             --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................................................. $  382,843,795
                                                                                                             --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)....................................................................  1,000,000,000
  Outstanding...............................................................................................     22,183,005
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................................................. $        17.26

                                                                                                                 STOCK
                                                                                                                 INDEX
                                                                                                                 FUND
                                                                                                             --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.............................................................. $    1,389,073
Additional paid-in capital..................................................................................  2,975,084,288
Undistributed net investment income (loss)..................................................................      1,380,387
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts and foreign
 exchange transactions......................................................................................      7,469,164
Unrealized appreciation (depreciation) on:
  Investments...............................................................................................  1,059,066,522
  Futures contracts.........................................................................................      1,223,048
  Options written...........................................................................................              -
  Foreign exchange transactions and other assets and liabilities............................................              -

                                                                                                             --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................................................. $4,045,612,482
                                                                                                             --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)....................................................................  1,000,000,000
  Outstanding...............................................................................................    138,907,311
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................................................. $        29.12

                                                                                                                  VALUE
                                                                                                                  FUND
                                                                                                             --------------
NET ASSETS REPRESENTED BY:
Capital shares at par value of $0.01 per share.............................................................. $       13,737
Additional paid-in capital..................................................................................     13,293,991
Undistributed net investment income (loss)..................................................................         46,171
Accumulated undistributed net realized gain (loss) on investments, futures and options contracts and foreign
 exchange transactions......................................................................................     (1,284,570)
Unrealized appreciation (depreciation) on:
  Investments...............................................................................................        852,150
  Futures contracts.........................................................................................              -
  Options written...........................................................................................              -
  Foreign exchange transactions and other assets and liabilities............................................              -

                                                                                                             --------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING................................................................. $   12,921,479
                                                                                                             --------------
CAPITAL SHARES:
  Authorized (Par value $0.01 per share)....................................................................  1,000,000,000
  Outstanding...............................................................................................      1,373,670
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................................................. $         9.41



SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            103
                      STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended November 30, 2003


                                            ASSET                   CAPITAL                   GOVERNMENT
                                          ALLOCATION   BLUE CHIP  CONSERVATION  CORE EQUITY   SECURITIES
                                             FUND     GROWTH FUND     FUND         FUND          FUND
                                         -----------  ----------- ------------ ------------  -----------
INVESTMENT INCOME:
Dividends (unaffiliated)................ $   809,771  $  157,562  $         -  $  5,283,733  $         -
Dividends (affiliated)..................       2,827         336            -        13,303            -
Securities lending income...............           -         468        1,347             -        8,016
Interest (unaffiliated).................     980,943       2,673    1,370,371        45,466    3,055,072
                                         -----------  ----------  -----------  ------------  -----------
 Total investment income*...............   1,793,541     161,039    1,371,718     5,342,502    3,063,088
                                         -----------  ----------  -----------  ------------  -----------
EXPENSES:
Advisory fees...........................     421,293     115,579      212,794     2,327,131      451,991
Custodian fees..........................      66,713      24,066       24,447        75,438       26,381
Audit and tax services fees.............       6,647       2,734        3,402        19,954        5,627
Administrative services.................      58,981      10,113       29,791       203,624       63,279
Legal fees..............................       1,027         165          478         3,435          953
Directors' fees.........................       7,014         855        3,636        23,839        8,211
Reports to shareholders.................      17,222       1,731        6,502       100,597       12,642
Transfer agency fees....................         869         580          869         1,158        1,158
Interest................................           -           -            -             -            -
Miscellaneous...........................       1,744         604        1,010         4,277        1,666
                                         -----------  ----------  -----------  ------------  -----------
 Total expenses.........................     581,510     156,427      282,929     2,759,453      571,908
                                         -----------  ----------  -----------  ------------  -----------
 Expense reimbursements.................           -           -            -      (286,877)           -
 Fees paid indirectly (Note 6)..........           -      (2,530)           -       (28,398)           -
                                         -----------  ----------  -----------  ------------  -----------
 Net expenses...........................     581,510     153,897      282,929     2,444,178      571,908
                                         -----------  ----------  -----------  ------------  -----------
NET INVESTMENT INCOME (LOSS)............   1,212,031       7,142    1,088,789     2,898,324    2,491,180
                                         -----------  ----------  -----------  ------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments (unaffiliated).............   1,423,045    (135,339)     121,482   (19,724,076)  (2,318,818)
 Investments (affiliated)...............           -           -            -             -            -
 Futures contracts......................   2,090,481           -            -             -            -
 Options written........................           -           -            -             -            -
 Foreign exchange transactions and
   other assets and liabilities.........           -           -            -             -            -
                                         -----------  ----------  -----------  ------------  -----------
                                           3,513,526    (135,339)     121,482   (19,724,076)  (2,318,818)
                                         -----------  ----------  -----------  ------------  -----------
Net unrealized appreciation
 (depreciation) on:
 Investments (unaffiliated).............   5,794,085   2,886,078   (2,393,398)   70,123,954   (7,037,680)
 Investments (affiliated)...............       1,771         210            -         8,314            -
 Futures contracts......................    (387,585)          -            -             -            -
 Options written........................           -           -            -             -            -
 Forward currency contracts.............           -           -            -             -            -
 Foreign exchange transactions and
   other assets and liabilities.........          (1)          -            -             -            -
                                         -----------  ----------  -----------  ------------  -----------
                                           5,408,270   2,886,288   (2,393,398)   70,132,268   (7,037,680)
                                         -----------  ----------  -----------  ------------  -----------
Net realized and unrealized gain (loss)
 on investments, foreign currencies,
 futures and options contracts and
 other assets and liabilities...........   8,921,796   2,750,949   (2,271,916)   50,408,192   (9,356,498)
                                         -----------  ----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.............. $10,133,827  $2,758,091  $(1,183,127) $ 53,306,516  $(6,865,318)
                                         -----------  ----------  -----------  ------------  -----------
* Net of foreign withholding taxes on
 dividends and interest of..............         688         918          635        25,748            -
                                         -----------  ----------  -----------  ------------  -----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

104
               STATEMENTS OF OPERATIONS (Unaudited) - CONTINUED
                                     For the Six Months Ended November 30, 2003



                                                                                                           HEALTH      INCOME &
                                                                                  GROWTH &      GROWTH    SCIENCES      GROWTH
                                                                                 INCOME FUND     FUND       FUND         FUND
                                                                                 -----------  ---------  ----------  -----------
INVESTMENT INCOME:
 Dividends (unaffiliated)....................................................... $ 1,314,827    $21,860  $  161,550  $ 2,517,386
 Dividends (affiliated).........................................................       3,388          -           -            -
 Securities lending income......................................................       4,930         28      15,794        7,502
 Interest (unaffiliated)........................................................       9,078        216      12,627        3,145
                                                                                 -----------  ---------  ----------  -----------
 Total investment income*.......................................................   1,332,223     22,104     189,971    2,528,033
                                                                                 -----------  ---------  ----------  -----------
EXPENSES:
Advisory fees...................................................................     685,308     20,840     482,245      815,813
Custodian fees..................................................................      20,641     24,066      24,130       24,092
Audit and tax services fees.....................................................       7,338      2,280       3,737        7,726
Administrative services.........................................................      63,962      1,536      33,757       74,165
Legal fees......................................................................       1,190         88         353        1,248
Directors' fees.................................................................       7,670        165       2,566        8,383
Reports to shareholders.........................................................      21,107        375       4,434       21,797
Transfer agency fees............................................................         869      1,158         580          580
Interest........................................................................       5,388          -           -            -
Miscellaneous...................................................................           -        518         799        1,854
                                                                                 -----------  ---------  ----------  -----------
 Total expenses.................................................................     813,473     51,026     552,601      955,658
                                                                                 -----------  ---------  ----------  -----------
 Expense reimbursements.........................................................     (36,790)         -           -      (76,276)
 Fees paid indirectly (Note 6)..................................................           -    (1,053)     (14,559)           -
                                                                                 -----------  ---------  ----------  -----------
 Net expenses...................................................................     776,683     49,973     538,042      879,382
                                                                                 -----------  ---------  ----------  -----------
NET INVESTMENT INCOME (LOSS)....................................................     555,540    (27,869)   (348,071)   1,648,651
                                                                                 -----------  ---------  ----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments (unaffiliated).....................................................  (1,807,232)  (50,583)   3,056,606    3,039,362
 Investments (affiliated).......................................................           -          -           -            -
 Futures contracts..............................................................           -          -           -        1,875
 Options written................................................................           -          -     281,863            -
 Foreign exchange transactions and other assets and liabilities.................           -          -      32,165            -
                                                                                 -----------  ---------  ----------  -----------
                                                                                  (1,807,232)   (50,583)  3,370,634    3,041,237
                                                                                 -----------  ---------  ----------  -----------
Net unrealized appreciation (depreciation) on:
 Investments (unaffiliated).....................................................  20,158,381    515,630   4,566,182   18,279,233
 Investments (affiliated).......................................................       2,118          -           -            -
 Futures contracts..............................................................           -          -           -       15,387
 Options written................................................................           -          -     614,678            -
 Forward currency contracts.....................................................           -          -           -            -
 Foreign exchange transactions and other assets and liabilities.................           -          -      (3,910)           -
                                                                                 -----------  ---------  ----------  -----------
                                                                                  20,160,499    515,630   5,176,950   18,294,620
                                                                                 -----------  ---------  ----------  -----------
Net realized and unrealized gain (loss) on investments, foreign currencies,
 futures and options contracts and other assets and liabilities.................  18,353,267    465,047   8,547,584   21,335,857
                                                                                 -----------  ---------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................... $18,908,807  $ 437,178  $8,199,513  $22,984,508
                                                                                 -----------  ---------  ----------  -----------
* Net of foreign withholding taxes on dividends and interest of.................       3,124          5       2,568            -
                                                                                 -----------  ---------  ----------  -----------

                                                                                 INTERNATIONAL
                                                                                 EQUITIES FUND
                                                                                 -------------
INVESTMENT INCOME:
 Dividends (unaffiliated).......................................................  $   863,732
 Dividends (affiliated).........................................................            -
 Securities lending income......................................................            2
 Interest (unaffiliated)........................................................       51,529
                                                                                  -----------
 Total investment income*.......................................................      915,263
                                                                                  -----------
EXPENSES:
Advisory fees...................................................................      172,803
Custodian fees..................................................................       76,126
Audit and tax services fees.....................................................        5,038
Administrative services.........................................................       34,561
Legal fees......................................................................          571
Directors' fees.................................................................        3,609
Reports to shareholders.........................................................        9,304
Transfer agency fees............................................................        5,063
Interest........................................................................            -
Miscellaneous...................................................................        1,168
                                                                                  -----------
 Total expenses.................................................................      308,243
                                                                                  -----------
 Expense reimbursements.........................................................            -
 Fees paid indirectly (Note 6)..................................................            -
                                                                                  -----------
 Net expenses...................................................................      308,243
                                                                                  -----------
NET INVESTMENT INCOME (LOSS)....................................................      607,020
                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments (unaffiliated).....................................................   (2,489,140)
 Investments (affiliated).......................................................            -
 Futures contracts..............................................................      934,776
 Options written................................................................            -
 Foreign exchange transactions and other assets and liabilities.................    1,107,135
                                                                                  -----------
                                                                                     (447,229)
                                                                                  -----------
Net unrealized appreciation (depreciation) on:
 Investments (unaffiliated).....................................................   16,777,976
 Investments (affiliated).......................................................            -
 Futures contracts..............................................................     (225,343)
 Options written................................................................            -
 Forward currency contracts.....................................................            -
 Foreign exchange transactions and other assets and liabilities.................     (101,267)
                                                                                  -----------
                                                                                   16,451,366
                                                                                  -----------
Net realized and unrealized gain (loss) on investments, foreign currencies,
 futures and options contracts and other assets and liabilities.................   16,004,137
                                                                                  -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....................  $16,611,157
                                                                                  -----------
* Net of foreign withholding taxes on dividends and interest of.................       91,045
                                                                                  -----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            105
For the Six Months Ended November 30, 2003
               STATEMENTS OF OPERATIONS (Unaudited) - CONTINUED



                                                   INTERNATIONAL INTERNATIONAL  LARGE CAP                   MONEY
                                                    GOVERNMENT     GROWTH I      GROWTH     MIDCAP INDEX   MARKET 1
                                                     BOND FUND       FUND         FUND          FUND         FUND
                                                   ------------- ------------- -----------  ------------  ----------
INVESTMENT INCOME:
Dividends (unaffiliated).......................... $          -   $ 2,842,983  $ 2,310,955  $  6,856,361  $        -
Dividends (affiliated)............................            -             -            -             -           -
Securities lending income.........................        2,124       211,726       15,235       146,205           -
Interest (unaffiliated)...........................    3,559,988        25,564       51,719       204,620   2,878,975
                                                   ------------   -----------  -----------  ------------  ----------
 Total investment income*.........................    3,562,112     3,080,273    2,377,909     7,207,186   2,878,975
                                                   ------------   -----------  -----------  ------------  ----------
EXPENSES:
Advisory fees.....................................      368,742     1,834,906    2,131,066     1,786,810   1,284,607
Custodian fees....................................       83,422       304,640       36,020        66,330      24,540
Audit and tax services fees.......................        4,403        17,231       15,551        33,258      19,671
Administrative services...........................       51,624       128,444      157,026       430,307     179,845
Legal fees........................................          650         2,266        2,736         5,757       3,589
Directors' fees...................................        5,745        15,023       18,176        42,860      25,960
Reports to shareholders...........................        9,333        40,800       50,197        98,203      63,841
Transfer agency fees..............................          289           580          580         5,355       7,810
Interest..........................................            -           418        1,571             -           -
Miscellaneous.....................................        1,180         3,529        2,032        10,402       4,605
                                                   ------------   -----------  -----------  ------------  ----------
 Total expenses...................................      525,388     2,347,837    2,414,955     2,479,282   1,614,468
                                                   ------------   -----------  -----------  ------------  ----------
 Expense reimbursements...........................            -      (402,836)     (37,134)            -     (72,940)
 Fees paid indirectly (Note 6)....................            -             -            -             -           -
                                                   ------------   -----------  -----------  ------------  ----------
 Net expenses.....................................      525,388     1,945,001    2,377,821     2,479,282   1,541,528
                                                   ------------   -----------  -----------  ------------  ----------
NET INVESTMENT INCOME (LOSS)......................    3,036,724     1,135,272           88     4,727,904   1,337,447
                                                   ------------   -----------  -----------  ------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments (unaffiliated).......................    5,275,995     9,015,180    3,332,307        40,038           -
 Investments (affiliated).........................            -             -            -             -           -
 Futures contracts................................            -             -            -     9,673,147           -
 Options written..................................            -             -            -             -           -
 Foreign exchange transactions and other assets
   and liabilities................................    2,093,201    15,014,128            -             -           -
                                                   ------------   -----------  -----------  ------------  ----------
                                                      7,369,196    24,029,308    3,332,307     9,713,185           -
                                                   ------------   -----------  -----------  ------------  ----------
Net unrealized appreciation (depreciation) on:
 Investments (unaffiliated).......................  (8,540,213)    23,142,835   46,202,971   214,854,193           -
 Investments (affiliated).........................            -             -            -             -           -
 Futures contracts................................            -             -            -    (3,121,943)          -
 Options written..................................            -             -            -             -           -
 Forward currency contracts.......................       64,421             -            -             -           -
 Foreign exchange transactions and other assets
   and liabilities................................       15,462       (26,225)           -             -           -
                                                   ------------   -----------  -----------  ------------  ----------
                                                     (8,460,330)   23,116,610   46,202,971   211,732,250           -
                                                   ------------   -----------  -----------  ------------  ----------
Net realized and unrealized gain (loss) on
 investments, foreign currencies, futures and
 options contracts and
 other assets and liabilities.....................   (1,091,134)   47,145,918   49,535,278   221,445,435           -
                                                   ------------   -----------  -----------  ------------  ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS....................................... $  1,945,590   $48,281,190  $49,535,366  $226,173,339  $1,337,447
                                                   ------------   -----------  -----------  ------------  ----------
* Net of foreign withholding taxes on dividends
 and interest of..................................       21,881       321,063        9,361             -           -
                                                   ------------   -----------  -----------  ------------  ----------

                                                    NASDAQ-100
                                                    INDEX FUND
                                                   -----------
INVESTMENT INCOME:
Dividends (unaffiliated).......................... $    82,736
Dividends (affiliated)............................           -
Securities lending income.........................       2,307
Interest (unaffiliated)...........................      46,314
                                                   -----------
 Total investment income*.........................     131,357
                                                   -----------
EXPENSES:
Advisory fees.....................................     141,606
Custodian fees....................................      24,066
Audit and tax services fees.......................       2,981
Administrative services...........................      24,781
Legal fees........................................         209
Directors' fees...................................       1,468
Reports to shareholders...........................       2,361
Transfer agency fees..............................       3,036
Interest..........................................           -
Miscellaneous.....................................      11,472
                                                   -----------
 Total expenses...................................     211,980
                                                   -----------
 Expense reimbursements...........................           -
 Fees paid indirectly (Note 6)....................           -
                                                   -----------
 Net expenses.....................................     211,980
                                                   -----------
NET INVESTMENT INCOME (LOSS)......................     (80,623)
                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments (unaffiliated).......................    (160,311)
 Investments (affiliated).........................           -
 Futures contracts................................   1,467,505
 Options written..................................           -
 Foreign exchange transactions and other assets
   and liabilities................................           -
                                                   -----------
                                                     1,307,194
                                                   -----------
Net unrealized appreciation (depreciation) on:
 Investments (unaffiliated).......................  10,231,178
 Investments (affiliated).........................           -
 Futures contracts................................     154,414
 Options written..................................           -
 Forward currency contracts.......................           -
 Foreign exchange transactions and other assets
   and liabilities................................           -
                                                   -----------
                                                    10,385,592
                                                   -----------
Net realized and unrealized gain (loss) on
 investments, foreign currencies, futures and
 options contracts and
 other assets and liabilities.....................  11,692,786
                                                   -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS....................................... $11,612,163
                                                   -----------
* Net of foreign withholding taxes on dividends
 and interest of..................................         459
                                                   -----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

106
                                     For the Six Months Ended November 30, 2003
               STATEMENTS OF OPERATIONS (Unaudited) - CONTINUED



                                                    SCIENCE &                                 SOCIAL
                                                    TECHNOLOGY     SMALL CAP    SMALL CAP    AWARENESS    STOCK INDEX
                                                       FUND          FUND       INDEX FUND     FUND          FUND
                                                   ------------  ------------  -----------  -----------  ------------
INVESTMENT INCOME:
Dividends (unaffiliated).......................... $  2,059,902  $  1,404,956  $ 1,786,408  $ 2,902,032  $ 33,796,728
Dividends (affiliated)............................            -             -          350        4,722       118,346
Securities lending income.........................       77,783       141,830       96,416       10,053        88,388
Interest (unaffiliated)...........................      388,806       147,990      176,966       88,738       201,436
                                                   ------------  ------------  -----------  -----------  ------------
 Total investment income*.........................    2,526,491     1,694,776    2,060,140    3,005,545    34,204,898
                                                   ------------  ------------  -----------  -----------  ------------
EXPENSES:
Advisory fees.....................................    5,899,390     2,644,503      569,829      920,033     5,049,368
Custodian fees....................................       72,710        71,590       24,066       30,323       182,440
Audit and tax services fees.......................       36,065        19,274        8,738       12,905       114,007
Administrative services...........................      458,841       205,684      113,966      128,805     1,343,823
Legal fees........................................        6,529         3,093        1,327        2,169        21,041
Directors' fees...................................       44,612        22,299        9,673       14,561       149,601
Reports to shareholders...........................      128,239        60,342       22,207       39,473       383,411
Transfer agency fees..............................        4,194           580        3,905          869         7,810
Interest..........................................            -             -            -            -             -
Miscellaneous.....................................       10,610         4,205        6,893        3,226        48,423
                                                   ------------  ------------  -----------  -----------  ------------
 Total expenses...................................    6,661,190     3,031,570      760,604    1,152,364     7,299,924
                                                   ------------  ------------  -----------  -----------  ------------
 Expense reimbursements...........................      (75,743)     (240,151)           -            -             -
 Fees paid indirectly (Note 6)....................      (99,847)            -            -            -             -
                                                   ------------  ------------  -----------  -----------  ------------
 Net expenses.....................................    6,485,600     2,791,419      760,604    1,152,364     7,299,924
                                                   ------------  ------------  -----------  -----------  ------------
NET INVESTMENT INCOME (LOSS)......................   (3,959,109)   (1,096,643)   1,299,536    1,853,181    26,904,974
                                                   ------------  ------------  -----------  -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments (unaffiliated).......................   (9,904,539)   33,828,533     (558,154)   8,847,332     7,782,023
 Investments (affiliated).........................            -             -            -            -        25,069
 Futures contracts................................            -             -   10,605,722    2,198,977     3,545,768
 Options written..................................            -             -            -            -             -
 Foreign exchange transactions and other assets
   and liabilities................................      (28,599)          (20)           -            -             -
                                                   ------------  ------------  -----------  -----------  ------------
                                                     (9,933,138)   33,828,513   10,047,568   11,046,309    11,352,860
                                                   ------------  ------------  -----------  -----------  ------------
Net unrealized appreciation (depreciation) on:
 Investments (unaffiliated).......................  258,413,358    85,149,700   62,124,583   23,162,593   347,337,452
 Investments (affiliated).........................            -             -       (2,716)       2,951        25,499
 Futures contracts................................            -             -   (2,636,782)    (370,946)     (478,785)
 Options written..................................            -             -            -            -             -
 Forward currency contracts.......................            -             -            -            -             -
 Foreign exchange transactions and other assets
   and liabilities................................         (627)            -            -            -             -
                                                   ------------  ------------  -----------  -----------  ------------
                                                    258,412,731    85,149,700   59,485,085   22,794,598   346,884,166
                                                   ------------  ------------  -----------  -----------  ------------
Net realized and unrealized gain (loss) on
 investments, foreign currencies, futures and
 options contracts and other assets and
 liabilities......................................  248,479,593   118,978,213   69,532,653   33,840,907   358,237,026
                                                   ------------  ------------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS....................................... $244,520,484  $117,881,570  $70,832,189  $35,694,088  $385,142,000
                                                   ------------  ------------  -----------  -----------  ------------
* Net of foreign withholding taxes on dividends
 and interest of..................................       52,541           431          732        2,344             -
                                                   ------------  ------------  -----------  -----------  ------------


                                                   VALUE FUND
                                                   ----------
INVESTMENT INCOME:
Dividends (unaffiliated).......................... $  138,464
Dividends (affiliated)............................          -
Securities lending income.........................          -
Interest (unaffiliated)...........................      1,675
                                                   ----------
 Total investment income*.........................    140,139
                                                   ----------
EXPENSES:
Advisory fees.....................................     46,973
Custodian fees....................................     24,066
Audit and tax services fees.......................      2,470
Administrative services...........................      4,215
Legal fees........................................        119
Directors' fees...................................        434
Reports to shareholders...........................        511
Transfer agency fees..............................        529
Interest..........................................          -
Miscellaneous.....................................        547
                                                   ----------
 Total expenses...................................     79,864
                                                   ----------
 Expense reimbursements...........................          -
 Fees paid indirectly (Note 6)....................          -
                                                   ----------
 Net expenses.....................................     79,864
                                                   ----------
NET INVESTMENT INCOME (LOSS)......................     60,275
                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments (unaffiliated).......................    (49,390)
 Investments (affiliated).........................          -
 Futures contracts................................          -
 Options written..................................          -
 Foreign exchange transactions and other assets
   and liabilities................................          -
                                                   ----------
                                                      (49,390)
                                                   ----------
Net unrealized appreciation (depreciation) on:
 Investments (unaffiliated).......................  1,067,001
 Investments (affiliated).........................          -
 Futures contracts................................          -
 Options written..................................          -
 Forward currency contracts.......................          -
 Foreign exchange transactions and other assets
   and liabilities................................          -
                                                   ----------
                                                    1,067,001
                                                   ----------
Net realized and unrealized gain (loss) on
 investments, foreign currencies, futures and
 options contracts and other assets and
 liabilities......................................  1,017,611
                                                   ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS....................................... $1,077,886
                                                   ----------
* Net of foreign withholding taxes on dividends
 and interest of..................................        165
                                                   ----------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            107
                     STATEMENTS OF CHANGES IN NET ASSETS


                                                                            ASSET ALLOCATION               BLUE CHIP
                                                                                  FUND                    GROWTH FUND
                                                                       --------------------------  -------------------------
                                                                         For the                     For the
                                                                        Six Months                  Six Months
                                                                          Ended        For the        Ended       For the
                                                                       November 30,   Year Ended   November 30,  Year Ended
                                                                           2003        May 31,         2003       May 31,
                                                                       (Unaudited)       2003      (Unaudited)      2003
                                                                       ------------  ------------  ------------ ------------
OPERATIONS:
Net investment income (loss).......................................... $  1,212,031  $  3,743,245  $     7,142  $    (29,878)
Net realized gain (loss) on investments, futures and options
 contracts, and foreign currencies....................................    3,513,526       807,632     (135,339)   (2,570,778)
Net unrealized appreciation (depreciation) on investments, futures
 and options contracts, and foreign currencies........................    5,408,270    (3,919,715)   2,886,288     1,582,925
                                                                       ------------  ------------  -----------  ------------
 Increase (decrease) in net assets resulting from operations..........   10,133,827       631,162    2,758,091    (1,017,731)
                                                                       ------------  ------------  -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................   (1,360,001)   (3,851,623)           -             -
Net realized gain on securities.......................................            -      (123,336)           -             -
                                                                       ------------  ------------  -----------  ------------
 Decrease in net assets resulting from distributions to shareholders..   (1,360,001)   (3,974,959)           -             -
                                                                       ------------  ------------  -----------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................    8,347,326    24,908,488   11,384,576    18,660,500
Reinvestment of distributions.........................................    1,360,001     3,974,959            -             -
Cost of capital stock reacquired......................................  (10,154,475)  (41,707,657)  (3,144,235)  (13,978,057)
                                                                       ------------  ------------  -----------  ------------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................     (447,148)  (12,824,210)   8,240,341     4,682,443
                                                                       ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................    8,326,678   (16,168,007)  10,998,432     3,664,712
NET ASSETS:
Beginning of year.....................................................  164,757,005   180,925,012   23,728,127    20,063,415
                                                                       ------------  ------------  -----------  ------------
End of year........................................................... $173,083,683  $164,757,005  $34,726,559  $ 23,728,127
                                                                       ------------  ------------  -----------  ------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $    (49,178) $     98,792  $     7,321  $        179
                                                                       ------------  ------------  -----------  ------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................      723,679     2,387,295    1,592,328     3,022,001
Issued for distributions reinvested...................................      117,232       375,810            -             -
Reacquired............................................................     (881,827)   (4,003,456)    (440,928)   (2,290,338)
                                                                       ------------  ------------  -----------  ------------
 Increase (decrease) in shares outstanding............................      (40,916)   (1,240,351)   1,151,400       731,663
Shares outstanding:
 Beginning of year....................................................   14,703,716    15,944,067    3,494,951     2,763,288
                                                                       ------------  ------------  -----------  ------------
 End of year..........................................................   14,662,800    14,703,716    4,646,351     3,494,951
                                                                       ------------  ------------  -----------  ------------

                                                                          CAPITAL CONSERVATION
                                                                                  FUND                   CORE EQUITY FUND
                                                                       --------------------------  ---------------------------
                                                                         For the                     For the
                                                                        Six Months                  Six Months
                                                                          Ended        For the        Ended         For the
                                                                       November 30,   Year Ended   November 30,    Year Ended
                                                                           2003        May 31,         2003         May 31,
                                                                       (Unaudited)       2003      (Unaudited)        2003
                                                                       ------------  ------------  ------------  -------------
OPERATIONS:
Net investment income (loss).......................................... $  1,088,789  $  3,001,653  $  2,898,324  $   6,150,294
Net realized gain (loss) on investments, futures and options
 contracts, and foreign currencies....................................      121,482     3,983,752   (19,724,076)   (50,821,518)
Net unrealized appreciation (depreciation) on investments, futures
 and options contracts, and foreign currencies........................   (2,393,398)    1,563,845    70,132,268    (14,807,191)
                                                                       ------------  ------------  ------------  -------------
 Increase (decrease) in net assets resulting from operations..........   (1,183,127)    8,549,250    53,306,516    (59,478,415)
                                                                       ------------  ------------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................   (1,230,001)   (3,172,002)   (2,854,002)    (6,153,017)
Net realized gain on securities.......................................            -             -             -              -
                                                                       ------------  ------------  ------------  -------------
 Decrease in net assets resulting from distributions to shareholders..   (1,230,001)   (3,172,002)   (2,854,002)    (6,153,017)
                                                                       ------------  ------------  ------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   10,934,242    52,329,360    16,346,039    165,958,192
Reinvestment of distributions.........................................    1,230,001     3,172,002     2,854,002      6,153,017
Cost of capital stock reacquired......................................  (18,660,352)  (40,797,909)  (35,192,648)  (231,083,991)
                                                                       ------------  ------------  ------------  -------------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................   (6,496,109)   14,703,453   (15,992,607)   (58,972,782)
                                                                       ------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   (8,909,237)   20,080,701    34,459,907   (124,604,214)
NET ASSETS:
Beginning of year.....................................................   89,865,610    69,784,909   560,038,211    684,642,425
                                                                       ------------  ------------  ------------  -------------
End of year........................................................... $ 80,956,373  $ 89,865,610  $594,498,118  $ 560,038,211
                                                                       ------------  ------------  ------------  -------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $    (81,676) $     59,536  $    174,434  $     130,112
                                                                       ------------  ------------  ------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................    1,106,721     5,371,855     1,532,124     17,855,112
Issued for distributions reinvested...................................      126,331       325,995       265,673        644,267
Reacquired............................................................   (1,899,227)   (4,183,787)   (3,295,548)   (24,816,764)
                                                                       ------------  ------------  ------------  -------------
 Increase (decrease) in shares outstanding............................     (666,175)    1,514,063    (1,497,751)    (6,317,385)
Shares outstanding:
 Beginning of year....................................................    8,954,168     7,440,105    55,357,660     61,675,045
                                                                       ------------  ------------  ------------  -------------
 End of year..........................................................    8,287,993     8,954,168    53,859,909     55,357,660
                                                                       ------------  ------------  ------------  -------------


SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

108
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED



                                                                          GOVERNMENT SECURITIES          GROWTH & INCOME
                                                                                  FUND                        FUND
                                                                       --------------------------  --------------------------
                                                                         For the                     For the
                                                                        Six Months                  Six Months
                                                                          Ended        For the        Ended        For the
                                                                       November 30,   Year Ended   November 30,   Year Ended
                                                                           2003        May 31,         2003        May 31,
                                                                       (Unaudited)       2003      (Unaudited)       2003
                                                                       ------------  ------------  ------------  ------------
OPERATIONS:
Net investment income (loss).......................................... $  2,491,180  $  6,378,577  $    555,540  $  1,437,087
Net realized gain (loss) on investments, futures and options
 contracts, and foreign currencies....................................   (2,318,818)   11,519,782    (1,807,232)  (30,840,703)
Net unrealized appreciation (depreciation) on investments, futures
 and options contracts, and foreign currencies........................   (7,037,680)    3,012,682    20,160,499     3,392,520
                                                                       ------------  ------------  ------------  ------------
 Increase (decrease) in net assets resulting from operations..........   (6,865,318)   20,911,041    18,908,807   (26,011,096)
                                                                       ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................   (2,477,002)   (6,603,003)     (574,002)   (1,435,004)
Net realized gain on securities.......................................            -    (1,128,550)            -             -
                                                                       ------------  ------------  ------------  ------------
 Decrease in net assets resulting from distributions to shareholders..   (2,477,002)   (7,731,553)     (574,002)   (1,435,004)
                                                                       ------------  ------------  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   11,794,264   129,261,715    12,507,642    47,495,850
Reinvestment of distributions.........................................    2,477,002     7,731,553       574,002     1,435,004
Cost of capital stock reacquired......................................  (42,132,983)  (84,486,909)  (12,245,735)  (67,871,091)
                                                                       ------------  ------------  ------------  ------------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................  (27,861,717)   52,506,359       835,909   (18,940,237)
                                                                       ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................  (37,204,037)   65,685,847    19,170,714   (46,386,337)
NET ASSETS:
Beginning of year.....................................................  200,411,942   134,726,095   174,358,812   220,745,149
                                                                       ------------  ------------  ------------  ------------
End of year........................................................... $163,207,905  $200,411,942  $193,529,526  $174,358,812
                                                                       ------------  ------------  ------------  ------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $     91,642  $     77,464  $     22,311  $     40,773
                                                                       ------------  ------------  ------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................    1,083,375    11,858,793     1,047,640     4,476,353
Issued for distributions reinvested...................................      231,654       706,223        47,498       130,918
Reacquired............................................................   (3,894,998)   (7,722,626)   (1,030,934)   (6,350,559)
                                                                       ------------  ------------  ------------  ------------
 Increase (decrease) in shares outstanding............................   (2,579,969)    4,842,390        64,204    (1,743,288)
Shares outstanding:
 Beginning of year....................................................   17,835,704    12,993,314    15,402,079    17,145,367
                                                                       ------------  ------------  ------------  ------------
 End of year..........................................................   15,255,735    17,835,704    15,466,283    15,402,079
                                                                       ------------  ------------  ------------  ------------

                                                                              GROWTH FUND           HEALTH SCIENCES FUND
                                                                       ------------------------  --------------------------
                                                                         For the                 For the Six
                                                                        Six Months                  Months
                                                                          Ended       For the       Ended        For the
                                                                       November 30,  Year Ended  November 30,   Year Ended
                                                                           2003       May 31,        2003        May 31,
                                                                       (Unaudited)      2003     (Unaudited)       2003
                                                                       ------------ -----------  ------------  ------------
OPERATIONS:
Net investment income (loss)..........................................  $  (27,869) $   (49,988) $   (348,071) $   (401,635)
Net realized gain (loss) on investments, futures and options
 contracts, and foreign currencies....................................     (50,583)    (878,013)    3,370,634    (5,722,513)
Net unrealized appreciation (depreciation) on investments, futures
 and options contracts, and foreign currencies........................     515,630      525,923     5,176,950    10,232,480
                                                                        ----------  -----------  ------------  ------------
 Increase (decrease) in net assets resulting from operations..........     437,178     (402,078)    8,199,513     4,108,332
                                                                        ----------  -----------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................           -            -             -             -
Net realized gain on securities.......................................           -            -             -             -
                                                                        ----------  -----------  ------------  ------------
 Decrease in net assets resulting from distributions to shareholders..           -            -             -             -
                                                                        ----------  -----------  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   1,219,681    2,312,993    34,875,379    50,807,902
Reinvestment of distributions.........................................           -            -             -             -
Cost of capital stock reacquired......................................    (840,841)  (1,879,378)  (11,845,866)  (31,757,288)
                                                                        ----------  -----------  ------------  ------------
 Increase (decrease) in net assets resulting from capital stock
   transactions.......................................................     378,840      433,615    23,029,513    19,050,614
                                                                        ----------  -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................     816,018       31,537    31,229,026    23,158,946
NET ASSETS:
Beginning of year.....................................................   3,961,588    3,930,051    77,673,127    54,514,181
                                                                        ----------  -----------  ------------  ------------
End of year...........................................................  $4,777,606  $ 3,961,588  $108,902,153  $ 77,673,127
                                                                        ----------  -----------  ------------  ------------
Undistributed net investment income (loss) included in net assets at
 the end of the year..................................................  $  (27,467) $       402  $   (340,837) $      7,234
                                                                        ----------  -----------  ------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................     273,755      579,383     4,121,024     7,374,509
Issued for distributions reinvested...................................           -            -             -             -
Reacquired............................................................    (188,665)    (475,026)   (1,406,242)   (4,672,098)
                                                                        ----------  -----------  ------------  ------------
 Increase (decrease) in shares outstanding............................      85,090      104,357     2,714,782     2,702,411
Shares outstanding:
 Beginning of year....................................................     940,870      836,513     9,731,686     7,029,275
                                                                        ----------  -----------  ------------  ------------
 End of year..........................................................   1,025,960      940,870    12,446,468     9,731,686
                                                                        ----------  -----------  ------------  ------------



SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            109
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED




                                                                                        INCOME & GROWTH FUND
                                                                                    ---------------------------
                                                                                      For the
                                                                                     Six Months
                                                                                       Ended         For the
                                                                                    November 30,    Year Ended
                                                                                        2003         May 31,
                                                                                    (Unaudited)        2003
                                                                                    ------------  -------------
OPERATIONS:
Net investment income (loss)....................................................... $  1,648,651  $   2,792,218
Net realized gain (loss) on investments, futures and options contracts, and foreign
 currencies........................................................................    3,041,237    (32,609,271)
Net unrealized appreciation (depreciation) on investments, futures and options
 contracts, and foreign currencies.................................................   18,294,620      9,587,451
                                                                                    ------------  -------------
  Increase (decrease) in net assets resulting from operations......................   22,984,508    (20,229,602)
                                                                                    ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (1,749,002)    (2,693,004)
Net realized gain on securities....................................................            -              -
                                                                                    ------------  -------------
  Decrease in net assets resulting from distributions to shareholders..............   (1,749,002)    (2,693,004)
                                                                                    ------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold...................................................   12,457,132     92,216,684
Reinvestment of distributions......................................................    1,749,002      2,693,004
Cost of capital stock reacquired...................................................  (12,961,674)  (106,576,794)
                                                                                    ------------  -------------
  Increase (decrease) in net assets resulting from capital stock transactions......    1,244,460    (11,667,106)
                                                                                    ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................   22,479,966    (34,589,712)
NET ASSETS:
Beginning of year..................................................................  200,918,775    235,508,487
                                                                                    ------------  -------------
End of year........................................................................ $223,398,741  $ 200,918,775
                                                                                    ------------  -------------
Undistributed net investment income (loss) included in net assets at the end of the
 year.............................................................................. $    100,458  $     200,809
                                                                                    ------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold...............................................................................    1,537,670     13,119,440
Issued for distributions reinvested................................................      212,092        371,125
Reacquired.........................................................................   (1,594,717)   (15,145,877)
                                                                                    ------------  -------------
  Increase (decrease) in shares outstanding........................................      155,045     (1,655,312)
Shares outstanding:
  Beginning of year................................................................   26,008,196     27,663,508
                                                                                    ------------  -------------
  End of year......................................................................   26,163,241     26,008,196
                                                                                    ------------  -------------

                                                                                     INTERNATIONAL EQUITIES FUND
                                                                                    ----------------------------
                                                                                       For the
                                                                                      Six Months
                                                                                        Ended         For the
                                                                                     November 30,    Year Ended
                                                                                         2003         May 31,
                                                                                     (Unaudited)        2003
                                                                                    -------------  -------------
OPERATIONS:
Net investment income (loss)....................................................... $     607,020  $   1,413,709
Net realized gain (loss) on investments, futures and options contracts, and foreign
 currencies........................................................................      (447,229)    (3,509,602)
Net unrealized appreciation (depreciation) on investments, futures and options
 contracts, and foreign currencies.................................................    16,451,366    (11,743,957)
                                                                                    -------------  -------------
  Increase (decrease) in net assets resulting from operations......................    16,611,157    (13,839,850)
                                                                                    -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................      (600,001)      (930,002)
Net realized gain on securities....................................................             -              -
                                                                                    -------------  -------------
  Decrease in net assets resulting from distributions to shareholders..............      (600,001)      (930,002)
                                                                                    -------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold...................................................   318,412,747    378,590,730
Reinvestment of distributions......................................................       600,001        930,002
Cost of capital stock reacquired...................................................  (305,816,126)  (375,633,057)
                                                                                    -------------  -------------
  Increase (decrease) in net assets resulting from capital stock transactions......    13,196,622      3,887,675
                                                                                    -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................    29,207,778    (10,882,177)
NET ASSETS:
Beginning of year..................................................................    90,680,264    101,562,441
                                                                                    -------------  -------------
End of year........................................................................ $ 119,888,042  $  90,680,264
                                                                                    -------------  -------------
Undistributed net investment income (loss) included in net assets at the end of the
 year.............................................................................. $     473,120  $     466,101
                                                                                    -------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold...............................................................................    53,561,837     71,854,370
Issued for distributions reinvested................................................        99,406        170,093
Reacquired.........................................................................   (51,303,797)   (70,759,366)
                                                                                    -------------  -------------
  Increase (decrease) in shares outstanding........................................     2,357,446      1,265,097
Shares outstanding:
  Beginning of year................................................................    16,491,334     15,226,237
                                                                                    -------------  -------------
  End of year......................................................................    18,848,780     16,491,334
                                                                                    -------------  -------------

                                                                                     INTERNATIONAL GOVERNMENT
                                                                                             BOND FUND
                                                                                    --------------------------
                                                                                      For the
                                                                                     Six Months
                                                                                       Ended        For the
                                                                                    November 30,   Year Ended
                                                                                        2003        May 31,
                                                                                    (Unaudited)       2003
                                                                                    ------------  ------------
OPERATIONS:
Net investment income (loss)....................................................... $  3,036,724  $  6,001,350
Net realized gain (loss) on investments, futures and options contracts, and foreign
 currencies........................................................................    7,369,196     3,650,596
Net unrealized appreciation (depreciation) on investments, futures and options
 contracts, and foreign currencies.................................................   (8,460,330)   20,363,495
                                                                                    ------------  ------------
  Increase (decrease) in net assets resulting from operations......................    1,945,590    30,015,441
                                                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................            -             -
Net realized gain on securities....................................................            -      (671,332)
                                                                                    ------------  ------------
  Decrease in net assets resulting from distributions to shareholders..............            -      (671,332)
                                                                                    ------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold...................................................   38,506,625   116,561,445
Reinvestment of distributions......................................................            -       671,332
Cost of capital stock reacquired...................................................  (51,374,427)  (91,152,062)
                                                                                    ------------  ------------
  Increase (decrease) in net assets resulting from capital stock transactions......  (12,867,802)   26,080,715
                                                                                    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................  (10,922,212)   55,424,824
NET ASSETS:
Beginning of year..................................................................  157,478,183   102,053,359
                                                                                    ------------  ------------
End of year........................................................................ $146,555,971  $157,478,183
                                                                                    ------------  ------------
Undistributed net investment income (loss) included in net assets at the end of the year.............................................................................. $  6,579,788  $  3,543,064
                                                                                    ------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold...............................................................................    2,814,379     9,482,975
Issued for distributions reinvested................................................            -        55,805
Reacquired.........................................................................   (3,775,039)   (7,394,437)
                                                                                    ------------  ------------
  Increase (decrease) in shares outstanding........................................    (960,660)     2,144,343
Shares outstanding:
  Beginning of year................................................................   11,385,876     9,241,533
                                                                                    ------------  ------------
  End of year......................................................................   10,425,216    11,385,876
                                                                                    ------------  ------------

                                                                                       INTERNATIONAL GROWTH I
                                                                                                FUND
                                                                                    ---------------------------
                                                                                      For the
                                                                                     Six Months
                                                                                       Ended         For the
                                                                                    November 30,    Year Ended
                                                                                        2003         May 31,
                                                                                    (Unaudited)        2003
                                                                                    ------------  -------------
OPERATIONS:
Net investment income (loss)....................................................... $  1,135,272  $   4,337,409
Net realized gain (loss) on investments, futures and options contracts, and foreign
 currencies........................................................................   24,029,308    (71,514,334)
Net unrealized appreciation (depreciation) on investments, futures and options
 contracts, and foreign currencies.................................................   23,116,610      3,156,515
                                                                                    ------------  -------------
  Increase (decrease) in net assets resulting from operations......................   48,281,190    (64,020,410)
                                                                                    ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (1,450,008)    (6,113,264)
Net realized gain on securities....................................................            -              -
                                                                                    ------------  -------------
  Decrease in net assets resulting from distributions to shareholders..............   (1,450,008)    (6,113,264)
                                                                                    ------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold...................................................   83,002,622    139,848,350
Reinvestment of distributions......................................................    1,450,008      6,113,264
Cost of capital stock reacquired...................................................  (90,460,539)  (169,089,011)
                                                                                    ------------  -------------
  Increase (decrease) in net assets resulting from capital stock transactions......   (6,007,909)   (23,127,397)
                                                                                    ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................................   40,823,273    (93,261,071)
NET ASSETS:
Beginning of year..................................................................  345,212,707    438,473,778
                                                                                    ------------  -------------
End of year........................................................................ $386,035,980  $ 345,212,707
                                                                                    ------------  -------------
Undistributed net investment income (loss) included in net assets at the end of the
 year.............................................................................. $    250,847  $     565,583
                                                                                    ------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold...............................................................................   12,736,198     23,905,095
Issued for distributions reinvested................................................      221,138      1,019,156
Reacquired.........................................................................  (13,811,075)   (28,539,692)
                                                                                    ------------  -------------
  Increase (decrease) in shares outstanding........................................     (853,739)    (3,615,441)
Shares outstanding:
  Beginning of year................................................................   56,825,356     60,440,797
                                                                                    ------------  -------------
  End of year......................................................................   55,971,617     56,825,356
                                                                                    ------------  -------------



SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

110
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED



                                                                          LARGE CAP GROWTH FUND
                                                                       ---------------------------
                                                                         For the
                                                                        Six Months
                                                                          Ended         For the
                                                                       November 30,    Year Ended
                                                                           2003         May 31,
                                                                       (Unaudited)        2003
                                                                       ------------  -------------
OPERATIONS:
Net investment income (loss).......................................... $         88  $     193,043
Net realized gain (loss) on investments, futures and options
 contracts, and foreign currencies....................................    3,332,307    (94,315,183)
Net unrealized appreciation (depreciation) on investments, futures
 and options contracts, and foreign currencies........................   46,202,971     29,935,551
                                                                       ------------  -------------
 Increase (decrease) in net assets resulting from operations..........   49,535,366    (64,186,589)
                                                                       ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................            -       (253,510)
Net realized gain on securities.......................................            -              -
                                                                       ------------  -------------
 Decrease in net assets resulting from distributions to shareholders..            -       (253,510)
                                                                       ------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   19,154,897    187,001,605
Reinvestment of distributions.........................................            -        253,510
Cost of capital stock reacquired......................................  (25,224,675)  (215,883,192)
                                                                       ------------  -------------
 Increase (decrease) in net assets resulting from capital stock
 transactions.........................................................   (6,069,778)   (28,628,077)
                                                                       ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   43,465,588    (93,068,176)
NET ASSETS:
Beginning of year.....................................................  426,061,065    519,129,241
                                                                       ------------  -------------
End of year........................................................... $469,526,653  $ 426,061,065
                                                                       ------------  -------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $      9,453  $       9,365
                                                                       ------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................    3,344,333     37,554,968
Issued for distributions reinvested...................................            -         48,824
Reacquired............................................................   (4,377,496)   (43,186,199)
                                                                       ------------  -------------
 Increase (decrease) in shares outstanding............................   (1,033,163)    (5,582,407)
Shares outstanding:
 Beginning of year....................................................   78,169,795     83,752,202
                                                                       ------------  -------------
 End of year..........................................................   77,136,632     78,169,795
                                                                       ------------  -------------

                                                                             MID CAP INDEX FUND
                                                                       ------------------------------
                                                                          For the
                                                                         Six Months
                                                                           Ended          For the
                                                                        November 30,     Year Ended
                                                                            2003          May 31,
                                                                        (Unaudited)         2003
                                                                       --------------  --------------
OPERATIONS:
Net investment income (loss).......................................... $    4,727,904  $    7,425,442
Net realized gain (loss) on investments, futures and options
 contracts, and foreign currencies....................................      9,713,185       1,462,614
Net unrealized appreciation (depreciation) on investments, futures
 and options contracts, and foreign currencies........................    211,732,250    (114,914,632)
                                                                       --------------  --------------
 Increase (decrease) in net assets resulting from operations..........    226,173,339    (106,026,576)
                                                                       --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................     (4,403,009)     (6,863,215)
Net realized gain on securities.......................................              -     (33,800,632)
                                                                       --------------  --------------
 Decrease in net assets resulting from distributions to shareholders..     (4,403,009)    (40,663,847)
                                                                       --------------  --------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................    135,178,868     307,316,826
Reinvestment of distributions.........................................      4,403,009      40,663,847
Cost of capital stock reacquired......................................    (46,257,236)   (260,004,659)
                                                                       --------------  --------------
 Increase (decrease) in net assets resulting from capital stock
 transactions.........................................................     93,324,641      87,976,014
                                                                       --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................    315,094,971     (58,714,409)
NET ASSETS:
Beginning of year.....................................................  1,095,293,663   1,154,008,072
                                                                       --------------  --------------
End of year........................................................... $1,410,388,634  $1,095,293,663
                                                                       --------------  --------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $      934,747  $      609,852
                                                                       --------------  --------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................      7,931,053      21,747,431
Issued for distributions reinvested...................................        248,264       2,830,456
Reacquired............................................................     (2,745,975)    (18,529,208)
                                                                       --------------  --------------
 Increase (decrease) in shares outstanding............................      5,433,342       6,048,679
Shares outstanding:
 Beginning of year....................................................     70,134,872      64,086,193
                                                                       --------------  --------------
 End of year..........................................................     75,568,214      70,134,872
                                                                       --------------  --------------

                                                                            MONEY MARKET I FUND       NASDAQ-100(R) INDEX FUND
                                                                       ----------------------------  --------------------------
                                                                          For the                      For the
                                                                         Six Months                   Six Months
                                                                           Ended         For the        Ended        For the
                                                                        November 30,    Year Ended   November 30,   Year Ended
                                                                            2003         May 31,         2003        May 31,
                                                                        (Unaudited)        2003      (Unaudited)       2003
                                                                       -------------  -------------  ------------  ------------
OPERATIONS:
Net investment income (loss).......................................... $   1,337,447  $   5,980,834  $    (80,623) $   (144,354)
Net realized gain (loss) on investments, futures and options
 contracts, and foreign currencies....................................             -          6,557     1,307,194    (4,539,233)
Net unrealized appreciation (depreciation) on investments, futures
 and options contracts, and foreign currencies........................             -              -    10,385,592     7,235,237
                                                                       -------------  -------------  ------------  ------------
 Increase (decrease) in net assets resulting from operations..........     1,337,447      5,987,391    11,612,163     2,551,650
                                                                       -------------  -------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................    (1,337,447)    (5,980,834)            -             -
Net realized gain on securities.......................................             -         (6,557)            -             -
                                                                       -------------  -------------  ------------  ------------
 Decrease in net assets resulting from distributions to shareholders..    (1,337,447)    (5,987,391)            -             -
                                                                       -------------  -------------  ------------  ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold......................................   510,142,519    777,753,185    55,037,941    63,494,848
Reinvestment of distributions.........................................     1,337,447      5,987,391             -             -
Cost of capital stock reacquired......................................  (553,667,867)  (993,429,130)  (26,024,651)  (40,188,959)
                                                                       -------------  -------------  ------------  ------------
 Increase (decrease) in net assets resulting from capital stock
 transactions.........................................................   (42,187,901)  (209,688,554)   29,013,290    23,305,889
                                                                       -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............................   (42,187,901)  (209,688,554)   40,625,453    25,857,539
NET ASSETS:
Beginning of year.....................................................   524,446,249    734,134,803    52,306,100    26,448,561
                                                                       -------------  -------------  ------------  ------------
End of year........................................................... $ 482,258,348  $ 524,446,249  $ 92,931,553  $ 52,306,100
                                                                       -------------  -------------  ------------  ------------
Undistributed net investment income (loss) included in net assets at
 the end of the year.................................................. $           -  $       1,257  $    (79,517) $      1,106
                                                                       -------------  -------------  ------------  ------------
SHARES ISSUED AND REACQUIRED:
Sold..................................................................   510,142,519    777,753,185    14,820,841    21,739,423
Issued for distributions reinvested...................................     1,337,447      5,987,391             -             -
Reacquired............................................................  (553,667,867)  (993,429,130)   (7,120,492)  (13,955,096)
                                                                       -------------  -------------  ------------  ------------
 Increase (decrease) in shares outstanding............................   (42,187,901)  (209,688,554)    7,700,349     7,784,327
Shares outstanding:
 Beginning of year....................................................   524,446,249    734,134,803    15,570,072     7,785,745
                                                                       -------------  -------------  ------------  ------------
 End of year..........................................................   482,258,348    524,446,249    23,270,421    15,570,072
                                                                       -------------  -------------  ------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            111
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED



                                                                   SCIENCE & TECHNOLOGY
                                                                           FUND                      SMALL CAP FUND
                                                              ------------------------------  ---------------------------
                                                                 For the                        For the
                                                                Six Months                     Six Months
                                                                  Ended          For the         Ended         For the
                                                               November 30,     Year Ended    November 30,    Year Ended
                                                                   2003          May 31,          2003         May 31,
                                                               (Unaudited)         2003       (Unaudited)        2003
                                                              --------------  --------------  ------------  -------------
OPERATIONS:
Net investment income (loss)................................. $   (3,959,109) $   (6,377,738) $ (1,096,643) $  (1,460,935)
Net realized gain (loss) on investments, futures and
 options contracts, and foreign currencies...................     (9,933,138)   (403,027,801)   33,828,513    (91,290,620)
Net unrealized appreciation (depreciation) on investments,
 futures and options contracts, and foreign currencies.......    258,412,731     351,673,816    85,149,700      8,384,565
                                                              --------------  --------------  ------------  -------------
 Increase (decrease) in net assets resulting from operations.    244,520,484     (57,731,723)  117,881,570    (84,366,990)
                                                              --------------  --------------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................              -               -             -              -
Net realized gain on securities..............................              -               -             -              -
                                                              --------------  --------------  ------------  -------------
 Decrease in net assets resulting from distributions to
 shareholders................................................              -               -             -              -
                                                              --------------  --------------  ------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold.............................     98,914,043     428,987,049    22,443,861     90,175,186
Reinvestment of distributions................................              -               -             -              -
Cost of capital stock reacquired.............................    (68,324,784)   (425,812,281)  (31,370,123)  (126,983,410)
                                                              --------------  --------------  ------------  -------------
 Increase (decrease) in net assets resulting from capital
   stock transactions........................................     30,589,259       3,174,768    (8,926,262)   (36,808,224)
                                                              --------------  --------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................    275,109,743     (54,556,955)  108,955,308   (121,175,214)
NET ASSETS:
Beginning of year............................................  1,180,380,498   1,234,937,453   535,869,743    657,044,957
                                                              --------------  --------------  ------------  -------------
End of year.................................................. $1,455,490,241  $1,180,380,498  $644,825,051  $ 535,869,743
                                                              --------------  --------------  ------------  -------------
Undistributed net investment income (loss) included in net
 assets at the end of the year............................... $   (3,883,429) $       75,680  $ (1,022,432) $      74,211
                                                              --------------  --------------  ------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold.........................................................      9,904,112      55,377,053     2,653,065     12,941,491
Issued for distributions reinvested..........................              -               -             -              -
Reacquired...................................................     (6,861,636)    (55,379,511)   (3,717,314)   (18,171,492)
                                                              --------------  --------------  ------------  -------------
 Increase (decrease) in shares outstanding...................      3,042,476          (2,458)   (1,064,249)    (5,230,001)
Shares outstanding:
 Beginning of year...........................................    129,123,173     129,125,631    69,894,961     75,124,962
                                                              --------------  --------------  ------------  -------------
 End of year.................................................    132,165,649     129,123,173    68,830,712     69,894,961
                                                              --------------  --------------  ------------  -------------

                                                                                                SOCIAL AWARENESS
                                                                 SMALL CAP INDEX FUND                 FUND
                                                              --------------------------  ---------------------------
                                                                For the                     For the
                                                               Six Months                  Six Months
                                                                 Ended        For the        Ended         For the
                                                              November 30,   Year Ended   November 30,    Year Ended
                                                                  2003        May 31,         2003         May 31,
                                                              (Unaudited)       2003      (Unaudited)        2003
                                                              ------------  ------------  ------------  -------------
OPERATIONS:
Net investment income (loss)................................. $  1,299,536  $  1,995,387  $  1,853,181  $   3,473,097
Net realized gain (loss) on investments, futures and
 options contracts, and foreign currencies...................   10,047,568   (14,685,563)   11,046,309    (67,593,860)
Net unrealized appreciation (depreciation) on investments,
 futures and options contracts, and foreign currencies.......   59,485,085    (5,898,937)   22,794,598     28,466,593
                                                              ------------  ------------  ------------  -------------
 Increase (decrease) in net assets resulting from operations.   70,832,189   (18,589,113)   35,694,088    (35,654,170)
                                                              ------------  ------------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................   (1,046,000)   (1,695,206)   (1,804,003)    (3,400,608)
Net realized gain on securities..............................            -             -             -     (7,443,700)
                                                              ------------  ------------  ------------  -------------
 Decrease in net assets resulting from distributions to
 shareholders................................................   (1,046,000)   (1,695,206)   (1,804,003)   (10,844,308)
                                                              ------------  ------------  ------------  -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold.............................   96,216,698   104,101,327    15,688,363    102,753,710
Reinvestment of distributions................................    1,046,000     1,695,206     1,804,003     10,844,308
Cost of capital stock reacquired.............................  (33,018,684)  (77,540,641)  (18,148,556)  (131,597,402)
                                                              ------------  ------------  ------------  -------------
 Increase (decrease) in net assets resulting from capital
   stock transactions........................................   64,244,014    28,255,892      (656,190)   (17,999,384)
                                                              ------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......................  134,030,203     7,971,573    33,233,895    (64,497,862)
NET ASSETS:
Beginning of year............................................  265,017,828   257,046,255   349,609,900    414,107,762
                                                              ------------  ------------  ------------  -------------
End of year.................................................. $399,048,031  $265,017,828  $382,843,795  $ 349,609,900
                                                              ------------  ------------  ------------  -------------
Undistributed net investment income (loss) included in net
 assets at the end of the year............................... $    567,461  $    313,925  $    129,509  $      80,331
                                                              ------------  ------------  ------------  -------------
SHARES ISSUED AND REACQUIRED:
Sold.........................................................    7,884,279    11,034,579       945,384      7,228,949
Issued for distributions reinvested..........................       81,822       178,004       107,485        744,454
Reacquired...................................................   (2,721,097)   (8,274,642)   (1,090,408)    (9,197,076)
                                                              ------------  ------------  ------------  -------------
 Increase (decrease) in shares outstanding...................    5,245,004     2,937,941       (37,539)    (1,223,673)
Shares outstanding:
 Beginning of year...........................................   24,411,231    21,473,290    22,220,544     23,444,217
                                                              ------------  ------------  ------------  -------------
 End of year.................................................   29,656,235    24,411,231    22,183,005     22,220,544
                                                              ------------  ------------  ------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

112
               STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED


                                                 STOCK INDEX FUND                VALUE FUND
                                         -------------------------------  ------------------------
                                            For the                         For the
                                           Six Months                      Six Months
                                             Ended           For the         Ended       For the
                                          November 30,      Year Ended    November 30,  Year Ended
                                              2003           May 31,          2003       May 31,
                                          (Unaudited)          2003       (Unaudited)      2003
                                         --------------  ---------------  ------------ -----------
OPERATIONS:
Net investment income (loss)............ $   26,904,974  $    46,711,201  $    60,275  $    90,599
Net realized gain (loss) on
investments, futures and options
contracts, and foreign currencies.......     11,352,860       19,922,920      (49,390)  (1,211,085)
Net unrealized appreciation
(depreciation) on investments, futures
and options contracts, and foreign
currencies..............................    346,884,166     (425,405,703)   1,067,001      133,082
                                         --------------  ---------------  -----------  -----------
 Increase (decrease) in net assets
 resulting from operations..............    385,142,000     (358,771,582)   1,077,886     (987,404)
                                         --------------  ---------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................    (26,543,013)     (46,092,003)     (30,001)     (74,702)
Net realized gain on securities.........              -      (84,411,750)           -      (35,050)
                                         --------------  ---------------  -----------  -----------
 Decrease in net assets resulting from
 distributions to shareholders..........    (26,543,013)    (130,503,753)     (30,001)    (109,752)
                                         --------------  ---------------  -----------  -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold........    214,452,775      994,359,859    2,817,802    4,371,190
Reinvestment of distributions...........     26,543,013      130,499,264       30,001      109,752
Cost of capital stock reacquired........   (181,119,186)  (1,099,501,154)  (2,108,458)  (3,104,687)
                                         --------------  ---------------  -----------  -----------
 Increase (decrease) in net assets
 resulting from capital stock
 transactions...........................     59,876,602       25,357,969      739,345    1,376,255
                                         --------------  ---------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.    418,475,589    (463,917,366)    1,787,230      279,099
NET ASSETS:
Beginning of year.......................  3,627,136,893    4,091,054,259   11,134,249   10,855,150
                                         --------------  ---------------  -----------  -----------
End of year............................. $4,045,612,482  $ 3,627,136,893  $12,921,479  $11,134,249
                                         --------------  ---------------  -----------  -----------
Undistributed net investment income
included in net assets at the end of
the year................................ $    1,380,387  $     1,018,426  $    46,171  $    15,897
                                         --------------  ---------------  -----------  -----------
SHARES ISSUED AND REACQUIRED:
Sold....................................      7,667,973       40,847,713      312,845      547,357
Issued for distributions reinvested.....        936,965        5,243,133        3,202       13,915
Reacquired..............................     (6,497,779)     (45,160,376)    (233,654)    (390,524)
                                         --------------  ---------------  -----------  -----------
 Increase in shares outstanding.........      2,107,159          930,470       82,393      170,748
Shares outstanding:
 Beginning of year......................    136,800,152      135,869,682    1,291,277    1,120,529
                                         --------------  ---------------  -----------  -----------
 End of year............................    138,907,311      136,800,152    1,373,670    1,291,277
                                         --------------  ---------------  -----------  -----------


SEE NOTES TO FINANCIAL STATEMENTS

- -----------------------------------------------------------------------------

                                                                            113
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


Note 1 -- Organization

 VALIC Company I (the "Series" or "VC I") was incorporated under the laws of Maryland on December 7, 1984, by The Variable Annuity Life Insurance Company ("VALIC"). VALIC, the investment adviser to the Series, is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Series is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Series consists of 22 separate mutual funds (the "Funds"), each of which issues its own separate class of capital shares:

Asset Allocation Fund                     International Growth I Fund
Blue Chip Growth Fund                     Large Cap Growth Fund
Capital Conservation Fund                 Mid Cap Index Fund
Core Equity Fund                          Money Market I Fund
Government Securities Fund                Nasdaq-100(R) Index Fund
Growth & Income Fund                      Science & Technology Fund
Growth Fund (formerly Opportunities Fund) Small Cap Fund
Health Sciences Fund                      Small Cap Index Fund
Income & Growth Fund                      Social Awareness Fund
International Equities Fund               Stock Index Fund
International Government Bond Fund        Value Fund
 Each Fund is diversified with the exception of International Government Bond Fund, Nasdaq-100(R) Index Fund and Health Sciences Fund, which are non-diversified as defined by the 1940 Act.

 Indemnifications. Under the Series organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Series. In addition, in the normal course of business the Series enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series that have not yet occurred. However, the Series expects the risk of loss to be remote.

Note 2 -- Significant Accounting Policies

 The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

A. Investment Valuation

 Securities listed or traded on a national exchange are valued daily at their last reported sale price as of the close of the customary trading session on the exchange where the security is principally traded. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
 Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued as of the close of such exchange. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, are valued at representative quoted prices. Such quoted prices generally are obtained from third party pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly traded corporate bonds are valued at prices obtained from third party pricing services.
 Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock. Short-term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short term security with a remaining maturity of 60 days or less and all investments of the Money Market I Fund are valued by the amortized cost method which approximates fair market value. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such securities are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

B. Options, Futures, and Forward Currency Contracts

 Call and Put Options. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If a fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option by the holder.
 Purchased options are recorded as investments. If a purchased option expires, a fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (or loss), to the extent that the proceeds from the sale are greater (or less) than the cost of the option. If a fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.
 Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was

- -----------------------------------------------------------------------------

114
             NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED


opened and the value at the time it was closed. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. Securities in the Funds which serve as collateral for open futures contracts are indicated in the Schedule of Investments.
 Forward Currency Contracts. Certain funds may enter into forward currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. Forward currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. During the period the forward currency contract is open, the contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts, or if the Fund is unable to enter into a closing position.
 The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying portfolio securities, the custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of a fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities.

C. Repurchase Agreements

 Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds. The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
 At November 30, 2003, the Money Market I Fund held a 13.33% undivided interest, representing $20,000,000 in principal amount in a joint repurchase agreement with United Bank of Switzerland, which is dated November 28, 2003, bears interest at a rate of 1.02% per annum, has a principal amount of $150,000,000, a repurchase price of $150,012,750, and matures December 1, 2003. The repurchase agreement is collateralized by the following:

                            Interest Maturity  Principal      Market
        Type of collateral    Rate     Date     Amount        Value
        ---------------------------------------------------------------
        U.S. Treasury Bonds   3.38%  4/15/32  $  1,774,000 $  2,246,435
        U.S. Treasury Notes   1.88%  7/15/13   150,000,000  150,433,069

 As of November 30, 2003, the following funds held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                                      Percentage Principal
                     Fund             Ownership   Amount
                     --------------------------------------
                     Growth & Income.    1.30%   $1,810,000
                     Large Cap Growth    1.79%    2,492,000
                     Money Market I..    1.83%    2,546,000

 As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

 State Street Bank & Trust Co., dated November 28, 2003, bearing interest at a rate of 0.97% per annum, with a principal amount of $139,423,000, a repurchase price of $139,434,270, and maturity date of December 1, 2003. The repurchase agreement is collateralized by the following:

                            Interest Maturity  Principal
        Type of collateral    Rate     Date     Amount     Market Value
        ---------------------------------------------------------------
        U.S. Treasury Bills   0.85%  1/22/04  $101,560,000 $101,433,050
        U.S. Treasury Notes   1.88%  9/30/04    20,250,000   20,401,875
        U.S. Treasury Notes   5.00%  2/15/11    18,850,000   20,405,125

D. Mortgage-Backed Dollar Rolls

 During the period ended November 30, 2003, the Asset Allocation Fund and Capital Conservation Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Asset Allocation Fund and Capital Conservation Fund had TBA Rolls outstanding at period end, which are included in receivable for investments sold and payable for investments purchased in the Statement of Assets and Liabilities.
 Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. Foreign Currency Translation

 The accounting records of each fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates at the date of valuation.
 Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.
 In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are marked-to-market daily to reflect fluctuations in foreign exchange rates.

- -----------------------------------------------------------------------------

                                                                            115
             NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED



F. Securities Lending

 To realize additional income, a fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Any such loans will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate. The Fund may use the cash collateral received to invest in short-term investments. The description of the short-term investments made with cash collateral from securities lending is included in the applicable fund's Schedule of Investments. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a fund will only be made to broker-dealers deemed by the Custodian to be creditworthy and will not be made unless, in the judgment of VALIC, the consideration to be earned from such loans would justify the risk. It is the Series' policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. Each fund receives income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received.

G. Investment Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders

 Securities transactions are recorded on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income on investments is accrued daily. For financial statement purposes, VC I amortizes all premiums and accretes all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Common expenses incurred by VC I are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.
 Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly, except for the Money Market I Fund, which declares daily. Distributions from net realized capital gains, if any, are normally declared and paid annually.
 Investment income and capital gains and losses are recognized in accordance with GAAP ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses, mortgage-backed securities and foreign currency transactions.
 At the end of the fiscal year, offsetting adjustments to undistributed net investment income, paid in capital and accumulated net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current fiscal year. Net assets are not affected by these adjustments.
 Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore, no Federal income tax provision is required.

Note 3 -- Advisory Fees and Other Transactions with Affiliates

 VALIC, an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser to VC I. Certain officers and directors of VC I are officers and directors of VALIC or affiliates of VALIC.

 VALIC receives from the Series a monthly fee based on each fund's average daily net asset value at the following annual rates.

    Stock Index Fund                   0.35% on the first $500 million;
    Mid Cap Index Fund                 0.25% on the assets over $500 million
    Small Cap Index Fund
    International Equities Fund
                          --------------------------------------------------
    Core Equity Fund                   0.80%
    Blue Chip Growth Fund
                          --------------------------------------------------
    Growth & Income Fund               0.75%
    --------------------------------------------------
    Science & Technology Fund          0.90%
    Small Cap Fund
    --------------------------------------------------
    Health Sciences Fund               1.00%
    International Growth I Fund
    --------------------------------------------------
    Large Cap Growth Fund              0.95%
    --------------------------------------------------
    Social Awareness Fund              0.50%
    Asset Allocation Fund
    Capital Conservation Fund
    Government Securities Fund
    International Government Bond Fund
    Money Market I Fund
    --------------------------------------------------
    Growth Fund                        0.95%
    --------------------------------------------------
    Nasdaq-100(R) Index Fund           0.40%
    --------------------------------------------------
    Income & Growth Fund               0.77%
    --------------------------------------------------
    Value Fund                         0.78%

- -----------------------------------------------------------------------------

116
            NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED



 VALIC agreed to waive a portion of its management fee or to reimburse certain expenses of the funds listed below through September 30, 2004. Effective October 1, 2003, VALIC ceased waiving a portion of its management fee or certain expenses for the Science & Technology Fund. Prior to October 1, 2003, the maximum expense limitation for the Science & Technology Fund was 1.00%. The table below reflects total annual operating expenses by fund, as limited by the adviser, shown as a percentage of average net assets.

                                               Maximum
                                               Expenses
                       Fund                   Limitation
                       ---------------------------------
                       Core Equity...........    0.85%
                       Growth & Income.......    0.85%
                       Income & Growth.......    0.83%
                       International Growth I    1.06%
                       Large Cap Growth......    1.06%
                       Money Market I........    0.60%
                       Small Cap.............    0.95%

 VALIC has entered into sub-advisory agreements with the following:
     AIG Global Investment Corp.--sub-adviser for the Asset Allocation Fund,
        Capital Conservation Fund, Government Securities Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Nasdaq-100(R) Index Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund.
     AIG SunAmerica Asset Management Corp.--sub-adviser for the Growth & Income
        Fund, Large Cap Growth Fund and Money Market I Fund.
     American Century Investment Management, Inc.--sub-adviser for the Income &
        Growth Fund and International Growth I Fund.
     Founders Asset Management LLC--co-sub-adviser for approximately 50% of the
        Small Cap Fund.
     Putnam Investment Management LLC--sub-adviser for the Growth Fund and Value Fund.
     T. Rowe Price Associates, Inc.--sub-adviser for the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and for approximately 50% of the Small Cap Fund.
     WM Advisors, Inc.--sub-adviser for approximately 50% of the Core Equity
        Fund.
     Wellington Management Company, LLP--co-sub-adviser for approximately 50% of the Core Equity Fund.

The sub-advisers are compensated for their services by VALIC.

 Effective October 1, 2001, the Series entered into an Administrative Services Agreement with AIG SunAmerica Asset Management Corp. ("SAAMCo"). SAAMCo receives from each fund an annual fee of 0.07% based on the average daily net assets of the Fund. Under the agreement, SAAMCo will provide certain accounting and administrative services to VC I. During the period ended November 30, 2003, the Series accrued $3,801,130 for accounting and administrative services.

 Effective October 17, 2000, VC I entered into an amended Transfer Agency and Services Agreement with VALIC. Under this agreement, VALIC provides services which include the issuance and redemption of shares, payment of dividends between the Series and their "institutional" shareholders and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. For the period ended November 30, 2003, the Series incurred $48,421 in transfer agency and shareholder services fees.

 On January 23, 2001, the Board of Directors approved a Deferred Compensation Plan for its independent directors who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferral of compensation was made in March 2001. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to six different investment options that are specified in the plan as selected by the directors.

 The Series provides a retirement plan for its independent directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC I is responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Benefits vested under the plan are payable for a ten-year period upon retirement and are based upon each director's years of service. As of November 30, 2003, VC I had a retirement plan liability to its independent directors totaling $1,416,140 which is included as a separate line of the Statement of Assets and Liabilities. During the period ending November 30, 2003, a total of $27,923 was paid to retired directors.

 At November 30, 2003, VALIC, AIG Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds:

            Fund                                VALIC  AIGAIC  AGL
            ---------------------------------- ------  ------ -----
            Asset Allocation Fund.............  99.95%     *      *
            Blue Chip Growth Fund............. 100.00%     *      *
            Capital Conservation Fund......... 100.00%     *      *
            Core Equity Fund.................. 100.00%     *      *
            Government Securities Fund........  87.93% 12.07%     *
            Growth & Income Fund..............  93.26%  6.74%     *
            Growth Fund.......................  89.43% 10.57%     *
            Health Sciences Fund.............. 100.00%     *      *
            Income & Growth Fund.............. 100.00%     *      *
            International Equities Fund.......  94.63%     *      *
            International Government Bond Fund 100.00%     *      *
            International Growth I Fund....... 100.00%     *      *
            Large Cap Growth Fund............. 100.00%     *      *
            Mid Cap Index Fund................  97.67%     *      *
            Money Market I Fund...............  79.76%     *  18.92%
            Nasdaq-100(R) Fund................  96.03%     *      *
            Science & Technology Fund.........  99.75%     *      *
            Small Cap Fund.................... 100.00%     *      *
            Small Cap Index Fund..............  98.94%     *      *
            Social Awareness Fund............. 100.00%     *      *
            Stock Index Fund..................  93.72%     *      *
            Value Fund........................ 100.00%     *      *

- --------
*  Less than 5% ownership.

- -----------------------------------------------------------------------------

                                                                            117
           NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED



 As disclosed in the schedule of investments, certain funds own common stock issued by AIG or an affiliate thereof. During the period ended November 30, 2003, the following funds recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                             Market Value
Fund                          Security               Income   at 5/31/03  Purchases  Sales
- ---------------- ---------------------------------- -------- ------------ --------- -------
Asset Allocation American International Group, Inc. $  2,827 $ 1,459,734  $  1,732  $     -
Blue Chip
Growth.......... American International Group, Inc.      336     173,640         -        -
Core Equity..... American International Group, Inc.   13,303   6,874,697         -        -
Growth &
Income.......... American International Group, Inc.    3,388   1,750,870         -        -
Small Cap
Index........... 21st Century Insurance Group            350           -   132,272        -
Social
Awareness....... American International Group, Inc.    4,722   2,440,221         -        -
Stock Index..... American International Group, Inc.  118,346  61,092,340   766,278   30,176

                                                     Realized   Unrealized  Market Value
Fund                          Security              Gain/(Loss) Gain/(Loss) at 11/30/03
- ---------------- ---------------------------------- ----------- ----------- ------------
Asset Allocation American International Group, Inc.   $     -     $ 1,771   $ 1,463,237
Blue Chip Growth American International Group, Inc.         -         210       173,850
Core Equity..... American International Group, Inc.         -       8,314     6,883,011
Growth & Income. American International Group, Inc.         -       2,118     1,752,988
Small Cap Index. 21st Century Insurance Group               -      (2,716)      129,556
Social Awareness American International Group, Inc.         -       2,951     2,443,172
Stock Index..... American International Group, Inc.    25,069      25,499    61,879,010

 During the period, the following funds incurred brokerage commissions with affiliated brokers which are affiliates of a sub-adviser:

                                   Income & Growth International Growth I
                                   --------------- ----------------------
      J.P. Morgan Securities, Inc.       $10              $38,529

Note 4 -- Investment Activity

 During the period ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short term securities and government securities, were as follows:

                                           Cost of     Proceeds from
                                          Securities  Securities Sold
           Fund                           Purchased     or Matured
           ----------------------------- ------------ ---------------
           Asset Allocation............. $ 34,337,661  $ 33,831,845
           Blue Chip Growth.............   12,274,498     3,942,895
           Capital Conservation.........   39,548,584    37,948,189
           Core Equity..................   75,547,992    99,726,576
           Government Securities........    6,920,161    13,523,476
           Growth & Income..............  139,997,146   140,193,876
           Growth.......................    2,676,062     2,364,149
           Health Sciences..............   42,108,607    19,041,540
           Income & Growth..............   75,536,201    75,175,227
           International Equities.......   14,325,441     7,363,729
           International Government Bond   67,295,127    75,018,393
           International Growth I.......  301,717,105   305,230,485
           Large Cap Growth.............  290,053,173   310,440,115
           Mid Cap Index................  143,457,882    49,865,385
           Nasdaq-100 Index.............   16,705,799        64,812
           Science & Technology.........  353,544,684   279,593,353
           Small Cap....................  205,082,972   191,939,151
           Small Cap Index..............   99,943,764    48,335,917
           Social Awareness.............  164,477,845   184,510,275
           Stock Index..................   75,623,300    23,568,222
           Value........................    3,066,702     2,429,127

 The cost of purchases and proceeds from sales of U.S. government and government agency obligations were:

                                           Cost of     Proceeds from
                                          Securities  Securities Sold
           Fund                           Purchased     or Matured
           ----------------------------- ------------ ---------------
           Asset Allocation............. $ 25,851,844  $ 21,169,815
           Capital Conservation.........   41,502,700    36,308,670
           Government Securities........  138,622,786   141,476,027
           International Government Bond   22,486,613    23,836,360

- -----------------------------------------------------------------------------

118
            NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED


  Transactions in call and put options written during the period ended November 30, 2003 for the Health Sciences Fund are summarized as follows:

                                         Written Options
                                      ---------------------
                                      Number of   Premiums
                                      Contracts   Received
                                      --------- -----------
                   Beginning of year.   3,030   $   803,937
                   Written...........  12,443     3,109,497
                   Closed............  (9,440)   (2,283,307)
                   Exercised.........      (8)       (1,576)
                   Expired...........  (1,110)     (192,621)
                                      --------- -----------
                   End of year.......   4,915   $ 1,435,930
                                      --------- -----------

  Open call option contracts written at November 30, 2003 for the Health Sciences Fund were as follows:

                                                                Market Value
                                                                     at        Unrealized
                             Contract Strike Number of Premiums November 30,  Appreciation
Issue                         Month   Price  Contracts Received     2003     (Depreciation)
- ---------------------------- -------- ------ --------- -------- ------------ --------------
Alcon, Inc..................  May-04  $  60      65    $10,353    $20,150       $ (9,797)
Allergan, Inc...............  Apr-04     85      27      3,853      3,105            748
Amgen, Inc..................  Jan-04     65      55      5,610      2,200          3,410
Amylin Pharmaceuticals, Inc.  Apr-04     30     171     32,425     29,070          3,355
Amylin Pharmaceuticals, Inc.  Jul-04     30      28      6,392      7,140           (748)
Biogen, Inc.................  Apr-04     40      81     11,096     19,845         (8,749)
Boston Scientific Corp......  Dec-03   37.5     166      8,881      6,640          2,241
Cardinal Health, Inc........  Mar-04     65     113     13,785     19,775         (5,990)
Cephalon, Inc...............  Dec-03     50      55      7,539      3,300          4,239
CV Therapeutics, Inc........  Apr-04   27.5     113     32,285     14,690         17,595
CV Therapeutics, Inc........  Apr-04     20      56     23,834     17,360          6,474
Eli Lilly & Co..............  Jan-04     70      54     11,802     21,060         (9,258)
Eli Lilly & Co..............  Jan-04     75      56      7,952      2,800          5,152
Genentech, Inc..............  Dec-03     90      56      5,233      2,800          2,433
Gilead Sciences, Inc........  Jan-04     60     109      9,662     26,705        (17,043)
Gilead Sciences, Inc........  Feb-04     60     273     37,847     92,820        (54,973)
Gilead Sciences, Inc........  Dec-03     60      42      4,303      4,620           (317)
ICN Pharmaceuticals, Inc....  Dec-03     25      81      6,958      4,860          2,098
ImClone Systems, Inc........  Jan-04     50      83     10,611     10,375            236
MedImmune, Inc..............  Jun-04   32.5      81     14,470      4,860          9,610
MedImmune, Inc..............  Jun-04     30     200     52,072     19,000         33,072
MedImmune, Inc..............  Mar-04     30      70     11,339      3,500          7,839
MedImmune, Inc..............  Jun-04   27.5      78     13,415     11,700          1,715
MedImmune, Inc..............  Mar-04   27.5      57      6,384      5,130          1,254
MGI Pharma, Inc.............  Jan-04     40      45      9,318      8,550            768
Neurocrine Biosciences, Inc.  Feb-04     55      53      5,936     11,395         (5,459)
Neurocrine Biosciences, Inc.  May-04     60      83     13,736     17,015         (3,279)
Omnicare, Inc...............  Mar-04     40      56      7,440     15,120         (7,680)
Pfizer, Inc.................  Jun-04   37.5     165     16,004     1,2375          3,629
St. Jude Medical, Inc.......  Jan-04     60      54     11,501     25,920        (14,419)

                                                                Market Value
                                                                     at        Unrealized
                             Contract Strike Number of Premiums November 30,  Appreciation
Issue                         Month   Price  Contracts Received     2003     (Depreciation)
- ---------------------------- -------- ------ --------- -------- ------------ --------------
St. Jude Medical, Inc.......  Apr-04   $60        29   $ 11,802   $ 18,560      $ (6,758)
Trimeris, Inc...............  Apr-04    35        33     15,742      1,155        14,587
Trimeris, Inc...............  Apr-04    30       306     56,193     26,010        30,183
Trimeris, Inc...............  Jan-04    30        35      5,528        875         4,653
Universal Health Services,
 Inc........................  Apr-04    50        55     15,409     33,000       (17,591)
Vertex Pharmaceuticals, Inc.  Apr-04    10        59      4,446      5,015          (569)
Wyeth.......................  Apr-04    45       197     28,565     17,730        10,835
Wyeth.......................  Dec-03    40        55      4,592      5,500          (908)
                             -------- ------ --------- -------- ------------ --------------
                                               3,395   $554,313   $551,725      $  2,588
                             -------- ------ --------- -------- ------------ --------------

  Open put option contracts written at November 30, 2003 for the Health Sciences Fund were as follows:

                                                                 Market Value
                                                                      at        Unrealized
                              Contract Strike Number of Premiums November 30,  Appreciation
Issue                          Month   Price  Contracts Received     2003     (Depreciation)
- ----------------------------- -------- ------ --------- -------- ------------ --------------
Accredo Health, Inc..........  Jan-04  $  25     40     $15,290    $ 1,200       $ 14,090
Adolar Corp..................  Apr-04   17.5     53      18,242      6,890         11,352
Amgen, Inc...................  Apr-04     65     44      28,397     38,720        (10,323)
Angiotech Pharmaceuticals,
 Inc.........................  Mar-04     50     11       6,127      6,050             77
Anthem, Inc..................  Dec-03     75     20      10,834      6,600          4,234
Anthem, Inc..................  Mar-04     75     43      26,390     22,360          4,030
Anthem, Inc..................  Dec-03     80     22      17,323     17,600           (277)
Barr Laboratories, Inc.......  May-04     75     27      25,298      9,450         15,848
Caremark Rx, Inc.............  Jun-04     25     27       6,137      5,130          1,007
Cephalon, Inc................  Jan-04     40     24      13,203      1,560         11,643
Cephalon, Inc................  Jan-04     45     26      12,401      4,680          7,721
Chiron Corp..................  Jan-04     50     26      15,781      2,730         13,051
Chiron Corp..................  Apr-04     50     51      27,386     13,515         13,871
CR Bard, Inc.................  Apr-04     70     26      13,797      4,940          8,857
CR Bard, Inc.................  Apr-04     75     26      21,320      9,360         11,960
Eli Lilly & Co...............  Apr-04     60     26      11,362      4,420          6,942
Esperion Therapeutics........  Apr-04   22.5     22       8,753      7,700          1,053
Fisher Scientific Group, Inc.  Dec-03     40     25      11,456      2,125          9,331
Genentech, Inc...............  Dec-03     90     26      23,150     16,120          7,030
Genentech, Inc...............  Jan-04     95     32      37,450     36,480            970
Gilead Sciences, Inc.........  Feb-04     50     11       3,940      1,265          2,675
Guidant Corp.................  Apr-04     55     40      34,458     11,600         22,858
HCA, Inc.....................  Jan-04     40     26      12,661      1,820         10,841
IDEC Pharmaceuticals Corp....  Apr-04     35      8       3,176      1,360          1,816
ImClone Systems, Inc.........  Feb-04     40     39      30,972     23,790          7,182
ImClone Systems, Inc.........  Feb-04     45     55      60,889     51,150          9,739

- -----------------------------------------------------------------------------

                                                                            119
             NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED


                                                                                    Unrealized
                             Contract Strike Number of Premiums  Market Value at   Appreciation
Issue                         Month   Price  Contracts Received November 30, 2003 (Depreciation)
- ---------------------------- -------- ------ --------- -------- ----------------- --------------
ImClone Systems, Inc........  May-04  $  45       27   $ 37,987     $ 31,320         $  6,667
Intermune, Inc..............  Apr-04     20       26     10,502        5,460            5,042
Intermune, Inc..............  Apr-04     25       26     16,732       13,520            3,212
Invitrogen Corp.............  Feb-04     50       24     15,047        1,800           13,247
Laboratory Corp. of
 America....................  May-04     35       14      4,663        2,940            1,723
Martek Biosciences Corp.....  Jun-04     60       55     50,542       37,400           13,142
Medtronic, Inc..............  May-04     45       28      6,530        7,140             (610)
Merck, Inc..................  Jan-04     55       11      8,837       16,280           (7,443)
Merck, Inc..................  Jan-04     60       28     14,835       43,400          (28,565)
Merck, Inc..................  Jan-04     65       31     26,566       76,880          (50,314)
Merck, Inc..................  Jan-04     60       11     11,186       21,890          (10,704)
MGI Pharma, Inc.............  Jan-04     45       27     15,178       20,790           (5,612)
Molecular Devices Corp......  Jan-04   22.5       53     20,580       16,430            4,150
OSI Pharmaceuticals, Inc....  Jan-04     25       28      6,496        2,380            4,116
Pfizer, Inc.................  Mar-04   32.5       56     16,631        6,720            9,911
Pfizer, Inc.................  Jun-04   32.5      108     36,394       18,900           17,494
Protein Design Laboratories,
 Inc........................  Feb-04   12.5       54     16,307        6,750            9,557
Quest Diagnostics, Inc......  May-04     80       16     14,923       14,880               43
Stryker Corp................  Jan-04     75       25     17,174        1,750           15,424
Universal Health Services,
 Inc........................  Jul-04     55       31     14,979       15,810             (831)
Wyeth.......................  Apr-04     40       28      7,587        8,960           (1,373)
Wyeth.......................  Apr-04     35       14      2,688        1,820              868
Zimmer Holdings, Inc........  Mar-04     60       23     13,060        3,220            9,840
                             -------- ------ --------- -------- ----------------- --------------
                                               1,520   $881,617     $685,055         $196,562
                             -------- ------ --------- -------- ----------------- --------------

Note 5 -- Federal Income Taxes

  The following tables detail the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions. Also included in the following tables are the capital loss carryforwards at May 31, 2003.

  The information in the following table is presented on the basis of cost for Federal Income Tax purposes at November 30, 2003.

                         Identified Cost     Gross         Gross     Net Unrealized
                         of Investments    Unrealized    Unrealized   Appreciation
Fund                          Owned       Appreciation  Depreciation (Depreciation)
- ------------------------ --------------- -------------- ------------ --------------
Asset Allocation........ $  163,820,976  $   22,510,978 $  7,001,923 $   15,509,055
Blue Chip Growth........     32,764,786       3,978,620    1,769,072      2,209,548
Capital Conservation....     91,627,226         816,501      715,563        100,938
Core Equity.............    618,423,964      50,696,474   76,286,694    (25,590,220)
Government Securities...    163,308,100         513,649    1,995,527     (1,481,878)
Growth & Income.........    172,985,612      24,777,048    4,638,241     20,138,807
Growth..................      4,547,260         589,016      299,658        289,358
Health Sciences.........    112,057,340      17,599,963    6,807,965     10,791,998
Income & Growth.........    221,339,848      28,143,824   19,892,503      8,251,321
International Equities..    122,084,704      15,207,749   18,556,059     (3,348,310)
International Government
 Bond...................    131,492,729      13,189,120      968,037     12,221,083
International Growth I..    404,302,422      57,177,464    5,698,066     51,479,398
Large Cap Growth........    422,380,920      61,030,150   12,447,645     48,582,505
Mid Cap Index...........  1,445,452,867     309,505,290  176,467,248    133,038,042
Money Market I..........    488,988,693               -            -              -
NASDAQ-100 Index........     91,964,296       9,488,122    6,733,710      2,754,412
Science & Technology....  1,495,646,956     279,112,321  236,980,653     42,131,668
Small Cap...............    648,032,761     139,373,061   43,060,010     96,313,051
Small Cap Index.........    435,702,759      72,228,226   38,937,521     33,290,705
Social Awareness........    371,930,062      36,025,242   20,770,926     15,254,316
Stock Index.............  3,155,259,342   1,506,324,076  463,355,356  1,042,968,720
Value...................     12,059,894       1,260,972      721,916        539,056

- -----------------------------------------------------------------------------

120
            NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED



  The tax character of distributions paid during the year ended May 31, 2003 were as follows:

                                           Distributions paid from:
                                 --------------------------------------------
                                  Ordinary   Net Long Term   Total Taxable
   Fund                            Income    Capital Gains Distributions Paid
   ----------------------------- ----------- ------------- ------------------
   Asset Allocation............. $ 3,974,959  $         -     $  3,974,959
   Blue Chip Growth.............           -            -                -
   Capital Conservation.........   3,172,002            -        3,172,002
   Core Equity..................   6,153,017            -        6,153,017
   Government Securities........   6,603,003    1,128,550        7,731,553
   Growth & Income..............   1,435,004            -        1,435,004
   Growth.......................           -            -                -
   Health Sciences..............           -            -                -
   Income & Growth..............   2,693,004            -        2,693,004
   International Equities.......     930,002            -          930,002
   International Government Bond           -      671,332          671,332
   International Growth I.......   6,113,264            -        6,113,264
   Large Cap Growth.............     253,510            -          253,510
   Mid Cap Index................   6,863,215   33,800,632       40,663,847
   Money Market I...............   5,987,391            -        5,987,391
   Nasdaq-100(R) Index..........           -            -                -
   Science & Technology.........           -            -                -
   Small Cap....................           -            -                -
   Small Cap Index..............   1,695,206            -        1,695,206
   Social Awareness.............   9,873,151      971,157       10,844,308
   Stock Index..................  46,820,984   83,682,769      130,503,753
   Value........................     109,752            -          109,752

- -----------------------------------------------------------------------------

                                                                            121
            NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED



As of May 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                 Accumulated Earnings                  Accumulated Capital and Other Losses
                              --------------------------- ---------------------------------------------------------------
                                                            Post October 31, 2002               Capital Loss Carryforward
                              Undistributed Undistributed --------------------------            -------------------------
                                Ordinary      Long-Term   Capital Loss Currency Loss Other Loss
Fund                             Income     Capital Gains   Deferral     Deferral    Deferrals     Amount*     Expiration
- ----                          ------------- ------------- ------------ ------------- ---------- -------------- ----------
Asset Allocation.............  $  417,902    $ 1,672,519  $          -   $      -     $      -  $            -         -
Blue Chip Growth.............           -              -       836,715        500            -       3,029,378 2009-2011
Capital Conservation.........      58,530        931,395             -          -            -               -         -
Core Equity..................     130,112              -    22,159,911          -            -     158,597,836 2009-2011
Government Securities........   4,454,578      6,896,250             -          -            -               -         -
Growth & Income..............      38,211              -    13,677,243          -            -      39,734,533 2010-2011
Growth.......................           -              -       239,209          -            -       3,000,557 2009-2011
Health Sciences..............           -              -     2,152,346          -      366,291       5,215,472 2009-2011
Income & Growth..............     192,635              -    15,610,453          -            -      38,071,077 2009-2011
International Equities.......     529,413              -       862,771          -            -      11,900,066 2010-2011
International Government Bond   4,685,936      1,030,527             -          -       34,131               -         -
International Growth I.......     535,635              -    32,139,878    151,245            -     244,178,218 2009-2011
Large Cap Growth.............           -              -    31,900,876          -            -     352,027,854 2009-2011
Midcap Index.................     512,213     11,002,160       296,662          -            -               -         -
Money Market I...............       1,257              -             -          -            -               -         -
Nasdaq-100(R) Index Fund.....           -              -     2,142,983          -            -       5,022,007 2009-2011
Science & Technology.........           -              -   175,487,353      2,446            -   1,534,191,711 2010-2011
Small Cap....................           -              -    34,925,995          -            -     158,480,448 2009-2011
Small Cap Index..............     266,316              -             -          -            -       6,898,480 2010-2011
Social Awareness.............      72,676              -    27,201,638          -            -      43,322,372      2011
Stock Index..................   3,124,159     11,718,422             -          -            -               -         -
Value........................      15,897              -       708,920          -            -         213,166      2011



                                Unrealized         Total
                              Appreciation/     Accumulated
Fund                          (Depreciation) Earnings/(Deficit)
- ----                          -------------- ------------------
Asset Allocation............. $   9,713,196   $    11,803,617
Blue Chip Growth.............      (676,740)       (4,543,333)
Capital Conservation.........     2,494,336         3,484,261
Core Equity..................   (95,722,488)     (276,350,123)
Government Securities........     5,555,803        16,906,631
Growth & Income..............       (21,692)      (53,395,257)
Growth.......................      (226,272)       (3,466,038)
Health Sciences..............     5,827,479        (1,906,630)
Income & Growth..............   (10,027,912)      (63,516,807)
International Equities.......   (20,016,545       (32,249,969)
International Government Bond    20,816,860        26,499,192
International Growth I.......    28,409,048      (247,524,658)
Large Cap Growth.............     2,379,534      (381,549,196)
Midcap Index.................   (81,816,151)      (70,598,440)
Money Market I...............             -             1,257
Nasdaq-100(R) Index Fund.....    (7,476,766)      (14,641,756)
Science & Technology.........  (216,280,856)   (1,925,962,366)
Small Cap....................    11,163,351      (182,243,092)
Small Cap Index..............   (28,831,162)      (35,463,326)
Social Awareness.............    (7,911,228)      (78,362,562)
Stock Index..................   695,605,769       710,448,350
Value........................      (527,945)       (1,434,134)

*Net realized capital loss carryforwards may be utilized to offset future capital gains. During the year ending May 31, 2003, the Capital Conservation Fund utilized $1,910,566 of capital loss carryforwards to offset current year gains.

- -----------------------------------------------------------------------------

122
            NOTES TO FINANCIAL STATEMENTS (Unaudited) - CONTINUED



Note 6 -- Expense Reductions

 Through expense offset arrangements resulting from broker commission recapture, a portion of the Fund's expenses have been reduced. For the year ended November 30, 2003, the amount of expense reductions received by each fund were as follows:

                    Fund                 Expense Reductions
                    ----                 ------------------
                    Blue Chip Growth....        2,530
                    Core Equity.........       28,398
                    Growth..............        1,053
                    Health Sciences.....       14,559
                    Science & Technology       99,847

Note 7 -- Investment Concentration

 A significant portion of the Government Securities Fund's investments may be in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of the Fund's concentration in such investments, it may be subject to risks associated with U.S. Government securities. At the end of the period, the Fund had 46.81% of its net assets invested in such securities.

 At the end of the period, the International Government Bond Fund, International Equities Fund and International Growth I Fund had 15.28%, 18.13%, and 20.21%, respectively, of its net assets invested in securities issued by the Government of Japan or Japanese companies. In addition, the International Growth I Fund and the International Equities Fund had 19.66% and 21.93% respectively, in securities issued by United Kingdom companies. Future economic and political developments in a foreign country could adversely affect the liquidity and value of foreign securities or the currency exchange rates from which foreign currencies are translated.

 The Health Sciences Fund is concentrated in the health services industry and is less diversified than stock funds investing in a broader range of industries. The Fund may also invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management or managed care. Developments that could adversely effect the Fund include increased competition in the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and obsolescence of popular products.

 The Nasdaq-100(R) Index Fund is concentrated in the technology sector. As a result, the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. Because the Nasdaq-100(R) Index may consist of relatively more companies in certain industry sectors than others, (such as technology), the Fund's performance may be more susceptible to any developments which effect those sectors emphasized by the Index.

Note 8 -- Commitments and Contingencies

 The Series and VALIC Company II have established a $85 million committed and $40 million uncommitted lines of credit with State Street Bank & Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit, which is included in miscellaneous expenses on the Statement of Operations. For the period ended November 30, 2003, the following funds had borrowings:









                                                        Average   Weighted
                                     Days     Interest    Debt    Average
                                  Outstanding Charges   Utilized  Interest
                                  ----------- -------- ---------- --------
      Growth & Income Fund.......     32       $5,388  $3,892,102   1.57%
      International Growth I Fund      6          418   1,646,368   1.52%
      Large Cap Growth Fund......     10        1,571   3,494,315   1.56%

 As of November 30, 2003, none of the Funds had outstanding borrowings.

 Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended November 30, 2003, none of the Portfolios participated in the program.

Note 9 -- Investment Holdings by Country

 As of November 30, 2003, the following represents investment holdings by country:

                              International Growth I Fund International Equities Fund
                              --------------------------  ---------------------------
                              Percent of                  Percent of
                              Net Assets   Market Value   Net Assets   Market Value
 Country:                     ----------   ------------   ----------   ------------
 Australia ..................     0.55 %   $  2,120,191       4.22%    $  5,063,824
 Austria.....................     1.00 %      3,874,396       0.17%         207,530
 Belgium.....................       --               --       0.87%       1,039,156
 Bermuda ....................       --               --       0.09%         113,644
 Cayman Island...............       --               --       0.01%           9,789
 China.......................     1.65 %      6,373,360         --               --
 Denmark ....................     0.43 %      1,671,692       0.64%         762,619
 Finland.....................       --               --       1.57%       1,885,500
 France......................    13.39 %     51,700,815       8.07%       9,677,381
 Germany ....................    11.52 %     44,462,555       5.67%       6,795,592
 Greece......................     0.37 %      1,435,826       0.35%         415,527
 Hong Kong ..................     1.30 %      5,035,002       1.33%       1,591,808
 Hungary.....................     0.56 %      2,164,648         --               --
 Ireland ....................     2.44 %      9,426,368       0.60%         717,339
 Italy.......................     0.76 %      2,922,015       3.31%       3,962,731
 Japan.......................    20.21 %     78,029,270      18.13%      21,734,619
 Korea.......................     2.49 %      9,608,176         --               --
 Luxembourg..................       --               --       0.07%          89,296
 Netherlands.................     1.85 %      7,160,375       4.33%       5,194,282
 New Zealand ................       --               --       0.18%         216,390
 Norway......................       --               --       0.41%         490,508
 Portugal....................       --               --       0.31%         374,714
 Singapore...................       --               --       0.71%         855,821
 South Africa................     0.33 %      1,290,752         --               --
 Spain.......................     0.75 %      2,896,993       2.98%       3,576,797
 Sweden......................     3.18 %     12,294,327       1.91%       2,289,879
 Switzerland.................     9.32 %     35,970,268       6.18%       7,411,898
 United Kingdom..............    19.66 %     75,912,391      21.93%      26,288,330
 United States ..............    26.31 %    101,432,400      15.00%      17,971,420
                              -------------------------------------------------------
 Total investments...........   118.07 %    455,781,820      99.04%     118,736,394
 Other assets and liabilities   (18.07)%    (69,745,840)      0.96%       1,151,648
                              -------------------------------------------------------
  Net assets ................   100.00 %   $386,035,980     100.00%    $119,888,042
                              -------------------------------------------------------

- -----------------------------------------------------------------------------

                                                                            123
                             FINANCIAL HIGHLIGHTS



                                                                 Asset Allocation Fund
                                                                 ----------------------

                                                                   Six Months Ended
                                                                 November 30, 2003/(h)/
                                                                 ---------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $  11.21
                                                                 ---------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.08/(f)/
   Net realized and unrealized gain (loss) on securities and               0.60
    foreign currency related transactions....................... ---------------------
   Total income (loss) from investment operations...............           0.68
                                                                 ---------------------
Distributions from:
   Investment income............................................          (0.09)
   Realized gain on securities..................................              -
                                                                 ---------------------
   Total distributions..........................................          (0.09)
                                                                 ---------------------
Net asset value at end of period................................       $  11.80
                                                                 ---------------------
TOTAL RETURN/(a)(c)/............................................           6.11%
                                                                 ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.69%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.69%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           1.44%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           1.44%/(b)/
Portfolio turnover rate.........................................             38%
Number of shares outstanding at end of period (000's)...........         14,663
Net assets at end of period (000's).............................       $173,084

                                                                         Asset Allocation Fund
                                                                 -----------------------------------------------------------
                                                                                      Year Ended May 31,
                                                                 -----------------------------------------------------------
                                                                      2003         2002       2001       2000        1999
                                                                 --------       --------   --------   ----------  ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $  11.35       $  12.71   $  14.68   $    14.43  $    14.02
                                                                 --------       --------   --------   ----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.25/(f)/      0.33       0.43         0.44        0.40
   Net realized and unrealized gain (loss) on securities and        (0.12)         (1.03)     (0.79)        0.51        1.26
    foreign currency related transactions....................... --------       --------   --------   ----------  ----------
   Total income (loss) from investment operations...............     0.13          (0.70)     (0.36)        0.95        1.66
                                                                 --------       --------   --------   ----------  ----------
Distributions from:
   Investment income............................................    (0.26)         (0.33)     (0.43)       (0.44)      (0.40)
   Realized gain on securities..................................    (0.01)         (0.33)     (1.18)       (0.26)      (0.85)
                                                                 --------       --------   --------   ----------  ----------
   Total distributions..........................................    (0.27)         (0.66)     (1.61)       (0.70)      (1.25)
                                                                 --------       --------   --------   ----------  ----------
Net asset value at end of period................................ $  11.21       $  11.35   $  12.71   $    14.68  $    14.43
                                                                 --------       --------   --------   ----------  ----------
TOTAL RETURN/(a)(c)/............................................     1.28%/(g)/    (5.57)%    (2.46)%       6.65%      12.23%
                                                                 --------       --------   --------   ----------  ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.72%          0.64%      0.58%        0.55%       0.57%
Ratio of expenses to average net assets/(e)/....................     0.72%          0.64%      0.58%        0.55%       0.57%
Ratio of expense reductions to average net assets...............     0.00%          0.00%      0.00%        0.00%       0.00%
Ratio of net investment income (loss) to average net assets/(d)/     2.36%          2.71%      3.10%        2.98%       2.81%
Ratio of net investment income (loss) to average net assets/(e)/     2.36%             -          -            -           -
Portfolio turnover rate.........................................      112%            71%       112%         162%        160%
Number of shares outstanding at end of period (000's)...........   14,704         15,944     16,388       16,135      17,222
Net assets at end of period (000's)............................. $164,757       $180,925   $208,369   $  236,804  $  248,473

                                                                                       Blue Chip Growth Fund
                                                                 ------------------------------------------------
                                                                                         Year Ended    Year Ended
                                                                   Six Months Ended       May 31,       May 31,
                                                                 November 30, 2003/(h)/     2003          2002
                                                                 ---------------------  ----------     ----------
PER SHARE DATA
Net asset value at beginning of period..........................        $  6.79          $  7.26        $  8.57
                                                                 ---------------------  ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss).................................              -/(f)/       (0.01)/(f)/    (0.01)
   Net realized and unrealized gain (loss) on securities and               0.68            (0.46)         (1.29)
    foreign currency related transactions....................... ---------------------  ----------     ----------
   Total income (loss) from investment operations...............           0.68            (0.47)         (1.30)
                                                                 ---------------------  ----------     ----------
Distributions from:
   Investment income............................................              -                -          (0.01)
   Realized gain on securities..................................              -                -              -
                                                                 ---------------------  ----------     ----------
   Total distributions..........................................              -                -          (0.01)
                                                                 ---------------------  ----------     ----------
Net asset value at end of period................................        $  7.47          $  6.79        $  7.26
                                                                 ---------------------  ----------     ----------
TOTAL RETURN/(a)(c)/............................................          10.01%           (6.47)%       (15.22)%
                                                                 ---------------------  ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           1.08%/(b)/       1.24%          1.15%
Ratio of expenses to average net assets/(e)/....................           1.08%/(b)/       1.24%          1.15%
Ratio of expense reductions to average net assets...............           0.01%            0.03%          0.00%
Ratio of net investment income (loss) to average net assets/(d)/           0.03%/(b)/      (0.19)%        (0.17)%
Ratio of net investment income (loss) to average net assets/(e)/           0.03%/(b)/      (0.19)%            -
Portfolio turnover rate.........................................             14%              44%            39%
Number of shares outstanding at end of period (000's)...........          4,646            3,495          2,763
Net assets at end of period (000's).............................        $34,727          $23,728        $20,063

                                                                 Blue Chip Growth Fund
                                                                 ---------------------
                                                                   November 1, 2000*
                                                                          to
                                                                     May 31, 2001
                                                                 ---------------------
PER SHARE DATA
Net asset value at beginning of period..........................      $ 10.00
                                                                 ---------------------
Income (loss) from investment operations:
   Net investment income (loss).................................         0.02
   Net realized and unrealized gain (loss) on securities and            (1.43)
    foreign currency related transactions....................... ---------------------
   Total income (loss) from investment operations...............        (1.41)
                                                                 ---------------------
Distributions from:
   Investment income............................................        (0.02)
   Realized gain on securities..................................            -
                                                                 ---------------------
   Total distributions..........................................        (0.02)
                                                                 ---------------------
Net asset value at end of period................................      $  8.57
                                                                 ---------------------
TOTAL RETURN/(a)(c)/............................................       (14.14)%
                                                                 ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................         0.88%/(b)/
Ratio of expenses to average net assets/(e)/....................         0.88%/(b)/
Ratio of expense reductions to average net assets...............         0.00%
Ratio of net investment income (loss) to average net assets/(d)/         0.31%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/            -
Portfolio turnover rate.........................................           70%
Number of shares outstanding at end of period (000's)...........        1,702
Net assets at end of period (000's).............................      $14,592

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions. /(h)/Unaudited.

- -----------------------------------------------------------------------------

124
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                       Capital Conservation Fund
                                                                 --------------------------------------------------------------
                                                                                                       Year Ended May 31,
                                                                   Six Months Ended     ---------------------------------------
                                                                 November 30, 2003/(g)/     2003       2002     2001     2000
                                                                 ---------------------  -------      -------  -------  -------
PER SHARE DATA
Net asset value at beginning of period..........................        $ 10.04         $  9.38      $  9.34  $  8.78  $  9.39
                                                                 ---------------------  -------      -------  -------  -------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.13/(f)/       0.36/(f)/    0.52     0.58     0.62
   Net realized and unrealized gain (loss) on securities and              (0.25)           0.68         0.04     0.56    (0.61)
    foreign currency related transactions....................... ---------------------  -------      -------  -------  -------
   Total income (loss) from investment operations...............          (0.12)           1.04         0.56     1.14     0.01
                                                                 ---------------------  -------      -------  -------  -------
Distributions from:
   Investment income............................................          (0.15)          (0.38)       (0.52)   (0.58)   (0.62)
   Realized gain on securities..................................              -               -            -        -        -
                                                                 ---------------------  -------      -------  -------  -------
   Total distributions..........................................          (0.15)          (0.38)       (0.52)   (0.58)   (0.62)
                                                                 ---------------------  -------      -------  -------  -------
Net asset value at end of period................................        $  9.77         $ 10.04      $  9.38  $  9.34  $  8.78
                                                                 ---------------------  -------      -------  -------  -------
TOTAL RETURN/(a)(c)/............................................          (1.23)%         11.31%        6.12%   13.35%    0.13%
                                                                 ---------------------  -------      -------  -------  -------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.66%/(b)/      0.70%        0.65%    0.58%    0.55%
Ratio of expenses to average net assets/(e)/....................           0.66%/(b)/      0.70%        0.65%    0.58%    0.55%
Ratio of expense reductions to average net assets...............           0.00%           0.00%        0.00%    0.00%    0.00%
Ratio of net investment income (loss) to average net assets/(d)/           2.56%/(b)/      3.77%        5.50%    6.35%    6.73%
Ratio of net investment income (loss) to average net assets/(e)/           2.56%/(b)/      3.77%           -        -        -
Portfolio turnover rate.........................................             88%            218%         132%     418%     144%
Number of shares outstanding at end of period (000's)...........          8,288           8,954        7,440    6,058    5,756
Net assets at end of period (000's).............................        $80,956         $89,866      $69,785  $56,560  $50,525

                                                       Capital Conservation Fund
                                                       -------------------------
                                                            Year Ended May 31,
                                                       -------------------------
                                                                   1999
                                                                 -------
PER SHARE DATA
Net asset value at beginning of period.......................... $  9.68
                                                                 -------
Income (loss) from investment operations:
   Net investment income (loss).................................    0.60
   Net realized and unrealized gain (loss) on securities and       (0.29)
    foreign currency related transactions....................... -------
   Total income (loss) from investment operations...............    0.31
                                                                 -------
Distributions from:
   Investment income............................................   (0.60)
   Realized gain on securities..................................       -
                                                                 -------
   Total distributions..........................................   (0.60)
                                                                 -------
Net asset value at end of period................................ $  9.39
                                                                 -------
TOTAL RETURN/(a)(c)/............................................    3.25%
                                                                 -------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................    0.60%
Ratio of expenses to average net assets/(e)/....................    0.60%
Ratio of expense reductions to average net assets...............    0.00%
Ratio of net investment income (loss) to average net assets/(d)/    6.24%
Ratio of net investment income (loss) to average net assets/(e)/       -
Portfolio turnover rate.........................................      41%
Number of shares outstanding at end of period (000's)...........   6,720
Net assets at end of period (000's)............................. $63,131

                                                                   Core Equity Fund
                                                                 ----------------------

                                                                   Six Months Ended
                                                                 November 30, 2003/(g)/
                                                                 ---------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $  10.12
                                                                 ---------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.05/(f)/
   Net realized and unrealized gain (loss) on securities and               0.92
    foreign currency related transactions....................... ---------------------
   Total income (loss) from investment operations...............           0.97
                                                                 ---------------------
Distributions from:
   Investment income............................................          (0.05)
   Realized gain on securities..................................              -
                                                                 ---------------------
   Total distributions..........................................          (0.05)
                                                                 ---------------------
Net asset value at end of period................................       $  11.04
                                                                 ---------------------
TOTAL RETURN/(a)(c)/............................................           9.63%
                                                                 ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.85%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.95%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           0.99%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           0.89%/(b)/
Portfolio turnover rate.........................................             13%
Number of shares outstanding at end of period (000's)...........         53,860
Net assets at end of period (000's).............................       $594,498

                                                                            Core Equity Fund
                                                                 ----------------------------------------------------------
                                                                                      Year Ended May 31,
                                                                 ----------------------------------------------------------
                                                                     2003         2002       2001       2000         1999
                                                                 --------      --------   --------   ----------  ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $  11.10      $  13.36   $  23.31   $    24.12  $    22.08
                                                                 --------      --------   --------   ----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.11/(f)/     0.07       0.04            -       (0.08)
   Net realized and unrealized gain (loss) on securities and        (0.98)        (2.26)     (2.54)        0.20        3.13
    foreign currency related transactions....................... --------      --------   --------   ----------  ----------
   Total income (loss) from investment operations...............    (0.87)        (2.19)     (2.50)        0.20        3.05
                                                                 --------      --------   --------   ----------  ----------
Distributions from:
   Investment income............................................    (0.11)        (0.07)     (0.04)           -           -
   Realized gain on securities..................................        -             -      (7.41)       (1,01)      (1.01)
                                                                 --------      --------   --------   ----------  ----------
   Total distributions..........................................    (0.11)        (0.07)     (7.45)       (1.01)      (1.01)
                                                                 --------      --------   --------   ----------  ----------
Net asset value at end of period................................ $  10.12      $  11.10   $  13.36   $    23.31  $    24.12
                                                                 --------      --------   --------   ----------  ----------
TOTAL RETURN/(a)(c)/............................................    (7.79)%      (16.43)%   (11.62)%       0.96%      14.20%
                                                                 --------      --------   --------   ----------  ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.85%         0.84%      0.86%        0.85%       0.86%
Ratio of expenses to average net assets/(e)/....................     0.97%         0.93%      0.88%        0.85%       0.86%
Ratio of expense reductions to average net assets...............     0.05%         0.00%      0.00%        0.00%       0.00%
Ratio of net investment income (loss) to average net assets/(d)/     1.08%         0.55%      0.24%        0.02%      (0.36)%
Ratio of net investment income (loss) to average net assets/(e)/     0.96%            -          -            -           -
Portfolio turnover rate.........................................       25%           64%        71%         134%         42%
Number of shares outstanding at end of period (000's)...........   55,358        61,675     68,430       48,685      52,690
Net assets at end of period (000's)............................. $560,038      $684,642   $913,980   $1,135,083  $1,271,034

/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

- -----------------------------------------------------------------------------

                                                                            125
                        FINANCIAL HIGHLIGHTS - CONTINUED


                                                                 Government Securities Fund
                                                                 --------------------------

                                                                      Six Months Ended
                                                                   November 30, 2003/(g)/
                                                                 --------------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $  11.24
                                                                 --------------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.15/(f)/
   Net realized and unrealized gain (loss) on securities and              (0.53)
    foreign currency related transactions....................... --------------------------
   Total income (loss) from investment operations...............          (0.38)
                                                                 --------------------------
Distributions from:
   Investment income............................................          (0.16)
   Realized gain on securities..................................              -
                                                                 --------------------------
   Total distributions..........................................          (0.16)
                                                                 --------------------------
Net asset value at end of period................................       $  10.70
                                                                 --------------------------
TOTAL RETURN/(a)(c)/............................................          (3.41)%
                                                                 --------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.63%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.63%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           2.76%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           2.76%/(b)/
Portfolio turnover rate.........................................             82%
Number of shares outstanding at end of period (000's)...........         15,256
Net assets at end of period (000's).............................       $163,208

                                                                   Government Securities Fund
                                                                 ----------------------------------------------------
                                                                                  Year Ended May 31,
                                                                 ----------------------------------------------------
                                                                     2003        2002      2001      2000      1999
                                                                 --------      --------  --------  --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  10.37      $  10.07  $   9.51  $   9.90  $  10.09
                                                                 --------      --------  --------  --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.38/(f)/     0.51      0.58      0.55      0.55
   Net realized and unrealized gain (loss) on securities and         0.95          0.30      0.56     (0.39)    (0.19)
    foreign currency related transactions....................... --------      --------  --------  --------  --------
   Total income (loss) from investment operations...............     1.33          0.81      1.14      0.16      0.36
                                                                 --------      --------  --------  --------  --------
Distributions from:
   Investment income............................................    (0.39)        (0.51)    (0.58)    (0.55)    (0.55)
   Realized gain on securities..................................    (0.07)            -         -         -         -
                                                                 --------      --------  --------  --------  --------
   Total distributions..........................................    (0.46)        (0.51)    (0.58)    (0.55)    (0.55)
                                                                 --------      --------  --------  --------  --------
Net asset value at end of period................................ $  11.24      $  10.37  $  10.07  $   9.51  $   9.90
                                                                 --------      --------  --------  --------  --------
TOTAL RETURN/(a)(c)/............................................    12.99%         8.17%    12.23%     1.74%     3.58%
                                                                 --------      --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.66%         0.63%     0.58%     0.55%     0.59%
Ratio of expenses to average net assets/(e)/....................     0.66%         0.63%     0.58%     0.55%     0.59%
Ratio of expense reductions to average net assets...............     0.00%         0.00%     0.00%     0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     3.54%         4.89%     5.83%     5.68%     5.46%
Ratio of net investment income (loss) to average net assets/(e)/     3.54%            -         -         -         -
Portfolio turnover rate.........................................      201%           89%       84%      132%       39%
Number of shares outstanding at end of period (000's)...........   17,836        12,993    11,873    10,581    10,853
Net assets at end of period (000's)............................. $200,412      $134,726  $119,514  $100,648  $107,425

                                                                  Growth & Income Fund
                                                                 ----------------------

                                                                   Six Months Ended
                                                                 November 30, 2003/(g)/
                                                                 ---------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $  11.32
                                                                 ---------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.04/(f)/
   Net realized and unrealized gain (loss) on securities and               1.19
    foreign currency related transactions....................... ---------------------
   Total income (loss) from investment operations...............           1.23
                                                                 ---------------------
Distributions from:
   Investment income............................................          (0.04)
   Realized gain on securities..................................              -
                                                                 ---------------------
   Total distributions..........................................          (0.04)
                                                                 ---------------------
Net asset value at end of period................................       $  12.51
                                                                 ---------------------
TOTAL RETURN/(a)(c)/............................................          10.85%
                                                                 ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.85%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.89%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           0.61%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           0.57%/(b)/
Portfolio turnover rate.........................................             78%
Number of shares outstanding at end of period (000's)...........         15,466
Net assets at end of period (000's).............................       $193,530

                                                                       Growth & Income Fund
                                                                 ------------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 ------------------------------------------------------
                                                                     2003         2002       2001      2000      1999
                                                                 --------      --------   --------   --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  12.87      $  14.84   $  21.04   $  21.53  $  19.91
                                                                 --------      --------   --------   --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.09/(f)/     0.08       0.11       0.15      0.06
   Net realized and unrealized gain (loss) on securities and        (1.55)        (1.75)     (2.39)      1.96      3.17
    foreign currency related transactions....................... --------      --------   --------   --------  --------
   Total income (loss) from investment operations...............    (1.46)        (1.67)     (2.28)      2.11      3.23
                                                                 --------      --------   --------   --------  --------
Distributions from:
   Investment income............................................    (0.09)        (0.09)     (0.11)     (0.14)    (0.08)
   Realized gain on securities..................................        -         (0.21)     (3.81)     (2.46)    (1.53)
                                                                 --------      --------   --------   --------  --------
   Total distributions..........................................    (0.09)        (0.30)     (3.92)     (2.60)    (1.61)
                                                                 --------      --------   --------   --------  --------
Net asset value at end of period................................ $  11.32      $  12.87   $  14.84   $  21.04  $  21.53
                                                                 --------      --------   --------   --------  --------
TOTAL RETURN/(a)(c)/............................................   (11.31)%      (11.36)%   (10.91)%     9.67%    16.92%
                                                                 --------      --------   --------   --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.85%         0.85%      0.82%      0.80%     0.82%
Ratio of expenses to average net assets/(e)/....................     0.91%         0.87%      0.83%      0.80%     0.82%
Ratio of expense reductions to average net assets...............     0.00%         0.00%      0.00%      0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     0.82%         0.59%      0.62%      0.70%     0.29%
Ratio of net investment income (loss) to average net assets/(e)/     0.76%            -          -          -         -
Portfolio turnover rate.........................................       97%          110%        65%        89%      102%
Number of shares outstanding at end of period (000's)...........   15,402        17,145     18,026     15,665    13,790
Net assets at end of period (000's)............................. $174,359      $220,745   $267,487   $329,588  $296,885

/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

- -----------------------------------------------------------------------------

126
                        FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                            Growth Fund
                                                                 ------------------------------------------------
                                                                                         Year Ended    Year Ended
                                                                   Six Months Ended       May 31,       May 31,
                                                                 November 30, 2003/(h)/     2003          2002
                                                                 ---------------------  ----------     ----------
PER SHARE DATA
Net asset value at beginning of period..........................        $ 4.21           $  4.70        $  6.46
                                                                 ---------------------  ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss).................................         (0.03)/(f)/       (0.06)/(f)/    (0.05)
   Net realized and unrealized gain (loss) on securities and              0.48             (0.43)         (1.71)
    foreign currency related transactions....................... ---------------------  ----------     ----------
   Total income (loss) from investment operations...............          0.45             (0.49)         (1.76)
                                                                 ---------------------  ----------     ----------
Distributions from:
   Investment income............................................             -                 -              -
   Realized gain on securities..................................             -                 -              -
                                                                 ---------------------  ----------     ----------
   Total distributions..........................................             -                 -              -
                                                                 ---------------------  ----------     ----------
Net asset value at end of period................................        $ 4.66           $  4.21        $  4.70
                                                                 ---------------------  ----------     ----------
TOTAL RETURN/(a)(c)/............................................         10.69%           (10.43)%       (27.24)%
                                                                 ---------------------  ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................          2.33%/(b)/        2.67%          1.88%
Ratio of expenses to average net assets/(e)/....................          2.33%/(b)/        2.67%          1.88%
Ratio of expense reductions to average net assets...............          0.02%             0.05%          0.00%
Ratio of net investment income (loss) to average net assets/(d)/         (1.32)%/(b)/      (1.46)%        (1.05)%
Ratio of net investment income (loss) to average net assets/(e)/         (1.32)%/(b)/      (1.46)%            -
Portfolio turnover rate.........................................            55%               76%            72%
Number of shares outstanding at end of period (000's)...........         1,026               941            837
Net assets at end of period (000's).............................        $4,778           $ 3,962        $ 3,930

                                                                   Growth Fund
                                                                 ----------------
                                                                 October 2, 2000*
                                                                        to
                                                                   May 31, 2001
                                                                 ----------------
PER SHARE DATA
Net asset value at beginning of period..........................     $ 10.00
                                                                 ----------------
Income (loss) from investment operations:
   Net investment income (loss).................................       (0.01)
   Net realized and unrealized gain (loss) on securities and           (3.52)
    foreign currency related transactions....................... ----------------
   Total income (loss) from investment operations...............       (3.53)
                                                                 ----------------
Distributions from:
   Investment income............................................       (0.01)
   Realized gain on securities..................................           -
                                                                 ----------------
   Total distributions..........................................       (0.01)
                                                                 ----------------
Net asset value at end of period................................     $  6.46
                                                                 ----------------
TOTAL RETURN/(a)(c)/............................................      (35.40)%
                                                                 ----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................        1.02%/(b)/
Ratio of expenses to average net assets/(e)/....................        1.02%/(b)/
Ratio of expense reductions to average net assets...............        0.00%
Ratio of net investment income (loss) to average net assets/(d)/       (0.27)%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           -
Portfolio turnover rate.........................................          51%
Number of shares outstanding at end of period (000's)...........         611
Net assets at end of period (000's).............................     $ 3,945

                                                                                        Health Sciences Fund
                                                                 ------------------------------------------------
                                                                                         Year Ended    Year Ended
                                                                   Six Months Ended       May 31,       May 31,
                                                                 November 30, 2003/(h)/     2003          2002
                                                                 ---------------------  ----------     ----------
PER SHARE DATA
Net asset value at beginning of period..........................       $   7.98          $  7.76        $  8.93
                                                                 ---------------------  ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss).................................          (0.03)/(f)/      (0.05)/(f)/    (0.04)
   Net realized and unrealized gain (loss) on securities and               0.80             0.27          (1.13)
    foreign currency related transactions....................... ---------------------  ----------     ----------
   Total income (loss) from investment operations...............           0.77             0.22          (1.17)
                                                                 ---------------------  ----------     ----------
Distributions from:
   Investment income............................................              -                -              -
   Realized gain on securities..................................              -                -              -
                                                                 ---------------------  ----------     ----------
   Total distributions..........................................              -                -              -
                                                                 ---------------------  ----------     ----------
Net asset value at end of period................................       $   8.75          $  7.98        $  7.76
                                                                 ---------------------  ----------     ----------
TOTAL RETURN/(a)(c)/............................................           9.65%            2.84%/(g)/   (13.10)%
                                                                 ---------------------  ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           1.15%/(b)/       1.24%          1.22%
Ratio of expenses to average net assets/(e)/....................           1.15%/(b)/       1.24%          1.22%
Ratio of expense reductions to average net assets...............           0.02%            0.03%          0.00%
Ratio of net investment income (loss) to average net assets/(d)/          (0.75)%/(b)/     (0.75)%        (0.65)%
Ratio of net investment income (loss) to average net assets/(e)/          (0.75)%/(b)/     (0.75)%            -
Portfolio turnover rate.........................................             20%              48%            70%
Number of shares outstanding at end of period (000's)...........         12,446            9,732          7,029
Net assets at end of period (000's).............................       $108,902          $77,673        $54,514

                                                                 Health Sciences Fund
                                                                 --------------------
                                                                   November 1, 2000*
                                                                          to
                                                                     May 31, 2001
                                                                 --------------------
PER SHARE DATA
Net asset value at beginning of period..........................      $ 10.00
                                                                 --------------------
Income (loss) from investment operations:
   Net investment income (loss).................................         0.01
   Net realized and unrealized gain (loss) on securities and            (1.07)
    foreign currency related transactions....................... --------------------
   Total income (loss) from investment operations...............        (1.06)
                                                                 --------------------
Distributions from:
   Investment income............................................        (0.01)
   Realized gain on securities..................................            -
                                                                 --------------------
   Total distributions..........................................        (0.01)
                                                                 --------------------
Net asset value at end of period................................      $  8.93
                                                                 --------------------
TOTAL RETURN/(a)(c)/............................................       (10.60)%
                                                                 --------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................         1.08%/(b)/
Ratio of expenses to average net assets/(e)/....................         1.08%/(b)/
Ratio of expense reductions to average net assets...............         0.00%
Ratio of net investment income (loss) to average net assets/(d)/        (0.03)%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/            -
Portfolio turnover rate.........................................          158%
Number of shares outstanding at end of period (000's)...........        2,684
Net assets at end of period (000's).............................      $23,965

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions. /(h)/Unaudited.

- -----------------------------------------------------------------------------

                                                                            127
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                         Income & Growth Fund
                                                                 -------------------------------------------------
                                                                                         Year Ended    Year Ended
                                                                   Six Months Ended       May 31,       May 31,
                                                                 November 30, 2003/(g)/     2003          2002
                                                                 ---------------------  ----------     ----------
PER SHARE DATA
Net asset value at beginning of period..........................       $   7.73          $   8.51       $   9.61
                                                                 ---------------------  ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.06/(f)/         0.11/(f)/      0.08
   Net realized and unrealized gain (loss) on securities and               0.82             (0.79)         (1.10)
    foreign currency related transactions....................... ---------------------  ----------     ----------
   Total income (loss) from investment operations...............           0.88             (0.68)         (1.02)
                                                                 ---------------------  ----------     ----------
Distributions from:
   Investment income............................................          (0.07)            (0.10)         (0.08)
   Realized gain on securities..................................              -                 -              -
                                                                 ---------------------  ----------     ----------
   Total distributions..........................................          (0.07)            (0.10)         (0.08)
                                                                 ---------------------  ----------     ----------
Net asset value at end of period................................       $   8.54          $   7.73       $   8.51
                                                                 ---------------------  ----------     ----------
TOTAL RETURN/(a)(c)/............................................          11.38%            (7.87)%       (10.58)%
                                                                 ---------------------  ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.83%/(b)/        0.83%          0.83%
Ratio of expenses to average net assets/(e)/....................           0.90%/(b)/        0.93%          0.93%
Ratio of expense reductions to average net assets...............           0.00%             0.00%          0.00%
Ratio of net investment income (loss) to average net assets/(d)/           1.55%/(b)/        1.47%          0.91%
Ratio of net investment income (loss) to average net assets/(e)/           1.48%/(b)/        1.37%             -
Portfolio turnover rate.........................................             36%               64%            65%
Number of shares outstanding at end of period (000's)...........         26,163            26,008         27,664
Net assets at end of period (000's).............................       $223,399          $200,919       $235,508

                                                                 Income & Growth Fund
                                                                 --------------------
                                                                  December 11, 2000*
                                                                          to
                                                                     May 31, 2001
                                                                 --------------------
PER SHARE DATA
Net asset value at beginning of period..........................      $  10.00
                                                                 --------------------
Income (loss) from investment operations:
   Net investment income (loss).................................          0.04
   Net realized and unrealized gain (loss) on securities and             (0.40)
    foreign currency related transactions....................... --------------------
   Total income (loss) from investment operations...............         (0.36)
                                                                 --------------------
Distributions from:
   Investment income............................................         (0.03)
   Realized gain on securities..................................             -
                                                                 --------------------
   Total distributions..........................................         (0.03)
                                                                 --------------------
Net asset value at end of period................................      $   9.61
                                                                 --------------------
TOTAL RETURN/(a)(c)/............................................         (3.60)%
                                                                 --------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................          0.83%/(b)/
Ratio of expenses to average net assets/(e)/....................          0.87%/(b)/
Ratio of expense reductions to average net assets...............          0.00%
Ratio of net investment income (loss) to average net assets/(d)/          0.79%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/             -
Portfolio turnover rate.........................................            72%
Number of shares outstanding at end of period (000's)...........        27,197
Net assets at end of period (000's).............................      $261,303

                                                                 International Equities Fund
                                                                 ---------------------------

                                                                       Six Months Ended
                                                                    November 30, 2003/(g)/
                                                                 ---------------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $   5.50
                                                                 ---------------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.04/(f)/
   Net realized and unrealized gain (loss) on securities and               0.85
    foreign currency related transactions....................... ---------------------------
   Total income (loss) from investment operations...............           0.89
                                                                 ---------------------------
Distributions from:
   Investment income............................................          (0.03)
   Realized gain on securities..................................              -
                                                                 ---------------------------
   Total distributions..........................................          (0.03)
                                                                 ---------------------------
Net asset value at end of period................................       $   6.36
                                                                 ---------------------------
TOTAL RETURN/(a)(c)/............................................          16.28%
                                                                 ---------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.62%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.62%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           1.23%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           1.23%/(b)/
Portfolio turnover rate.........................................              8%
Number of shares outstanding at end of period (000's)...........         18,849
Net assets at end of period (000's).............................       $119,888

                                                                    International Equities Fund
                                                                 ------------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 ------------------------------------------------------
                                                                     2003         2002       2001      2000      1999
                                                                 --------      --------   --------   --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $   6.67      $   8.78   $  12.55   $  11.32  $  11.95
                                                                 --------      --------   --------   --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.09/(f)/     0.09       0.12       0.15      0.22
   Net realized and unrealized gain (loss) on securities and        (1.20)        (1.07)     (2.46)      1.90      0.30
    foreign currency related transactions....................... --------      --------   --------   --------  --------
   Total income (loss) from investment operations...............    (1.11)        (0.98)     (2.34)      2.05      0.52
                                                                 --------      --------   --------   --------  --------
Distributions from:
   Investment income............................................    (0.06)        (0.16)     (0.09)     (0.14)    (0.25)
   Realized gain on securities..................................        -         (0.97)     (1.34)     (0.68)    (0.90)
                                                                 --------      --------   --------   --------  --------
   Total distributions..........................................    (0.06)        (1.13)     (1.43)     (0.82)    (1.15)
                                                                 --------      --------   --------   --------  --------
Net asset value at end of period................................ $   5.50      $   6.67   $   8.78   $  12.55  $  11.32
                                                                 --------      --------   --------   --------  --------
TOTAL RETURN/(a)(c)/............................................   (16.64)%      (10.66)%   (19.59)%    18.01%     4.43%
                                                                 --------      --------   --------   --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.68%         0.78%      0.42%      0.41%     0.43%
Ratio of expenses to average net assets/(e)/....................     0.68%         0.78%      0.42%      0.41%     0.43%
Ratio of expense reductions to average net assets...............     0.00%         0.00%      0.00%      0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     1.71%         1.16%      1.08%      1.20%     1.89%
Ratio of net investment income (loss) to average net assets/(e)/     1.71%            -          -          -         -
Portfolio turnover rate.........................................        0%           45%        45%        25%        8%
Number of shares outstanding at end of period (000's)...........   16,491        15,226     13,501     12,980    12,559
Net assets at end of period (000's)............................. $ 90,680      $101,562   $118,524   $162,840  $142,108

* Date Fund commenced operations.
/(a)/ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/ Annualized.
/(c)/ Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/ Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/ Excludes, if any, expense reimbursements and expense reductions.
/(f)/ The per share amounts are calculated using the average share method.
/(g) /Unaudited.

- -----------------------------------------------------------------------------

128
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                         International Government Bond Fund
                                                    ---------------------------------------------------------------------------
                                                                                             Year Ended May 31,
                                                      Six Months Ended     -----------------------------------------------------
                                                    November 30, 2003/(g)/     2003        2002      2001       2000      1999
                                                    ---------------------  --------      --------  -------   --------   --------
PER SHARE DATA
Net asset value at beginning of period.............       $  13.83         $  11.04      $  10.10  $ 10.88   $  11.62   $  11.42
                                                    ---------------------  --------      --------  -------   --------   --------
Income (loss) from investment operations:
   Net investment income (loss)....................           0.28/(f)/        0.05/(f)/     0.54     0.43       0.48       0.51
   Net realized and unrealized gain (loss)
    on securities and foreign currency related               (0.05)            2.81          0.49    (0.91)     (0.98)      0.24
    transactions................................... ---------------------  --------      --------  -------   --------   --------
   Total income (loss) from investment operations..           0.23             2.86          1.03    (0.48)     (0.50)      0.75
                                                    ---------------------  --------      --------  -------   --------   --------
Distributions from:
   Investment income...............................              -                -             -    (0.26)     (0.23)     (0.48)
   Realized gain on securities.....................              -            (0.07)        (0.09)   (0.04)     (0.01)     (0.07)
                                                    ---------------------  --------      --------  -------   --------   --------
   Total distributions.............................              -            (0.07)        (0.09)   (0.30)     (0.24)     (0.55)
                                                    ---------------------  --------      --------  -------   --------   --------
Net asset value at end of period...................       $  14.06         $  13.83      $  11.04  $ 10.10   $  10.88   $  11.62
                                                    ---------------------  --------      --------  -------   --------   --------
TOTAL RETURN/(a)(c)/...............................           1.66%           25.96%        10.23%   (4.47)%    (4.43)%     6.40%
                                                    ---------------------  --------      --------  -------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/.......           0.71%/(b)/       0.77%         0.73%    0.58%      0.52%      0.57%
Ratio of expenses to average net assets/(e)/.......           0.71%/(b)/       0.77%         0.73%    0.58%      0.52%      0.57%
Ratio of expense reductions to average net assets..           0.00%            0.00%         0.00%    0.00%      0.00%      0.00%
Ratio of net investment income (loss) to
 average net assets/(d)/...........................           4.12%/(b)/       4.81%         5.71%    3.82%      4.07%      4.27%
Ratio of net investment income (loss) to
 average net assets/(e)/...........................           4.12%/(b)/       4.81%            -        -          -          -
Portfolio turnover rate............................             62%              70%          110%      72%        15%        22%
Number of shares outstanding at end of period
 (000's)...........................................         10,425           11,386         9,242    9,898     12,044     13,647
Net assets at end of period (000's)................       $146,556         $157,478      $102,053  $99,977   $130,978   $158,509

                                                                        International Growth I Fund
                                                    --------------------------------------------------------------
                                                                            Year Ended    Year Ended  December 11, 2000*
                                                      Six Months Ended       May 31,       May 31,            to
                                                    November 30, 2003/(g)/     2003          2002        May 31, 2001
                                                    ---------------------  ----------     ----------  ------------------
PER SHARE DATA
Net asset value at beginning of period.............       $   6.07          $   7.25       $   8.31        $  10.00
                                                    ---------------------  ----------     ----------  ------------------
Income (loss) from investment operations:
   Net investment income (loss)....................           0.02/(f)/         0.08/(f)/      0.05            0.05
   Net realized and unrealized gain (loss)
    on securities and foreign currency related                0.84             (1.15)         (1.09)          (1.70)
    transactions................................... ---------------------  ----------     ----------  ------------------
   Total income (loss) from investment operations..           0.86             (1.07)         (1.04)          (1.65)
                                                    ---------------------  ----------     ----------  ------------------
Distributions from:
   Investment income...............................          (0.03)            (0.11)         (0.02)          (0.04)
   Realized gain on securities.....................              -                 -              -               -
                                                    ---------------------  ----------     ----------  ------------------
   Total distributions.............................          (0.03)            (0.11)         (0.02)          (0.04)
                                                    ---------------------  ----------     ----------  ------------------
Net asset value at end of period...................       $   6.90          $   6.07       $   7.25        $   8.31
                                                    ---------------------  ----------     ----------  ------------------
TOTAL RETURN/(a)(c)/...............................          14.12%           (14.76)%       (12.56)%         (3.60)%
                                                    ---------------------  ----------     ----------  ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/.......           1.06%/(b)/        1.06%          1.06%           1.06%/(b)/
Ratio of expenses to average net assets/(e)/.......           1.28%/(b)/        1.36%          1.33%           1.10%/(b)/
Ratio of expense reductions to average net assets..           0.00%             0.00%          0.00%           0.00%
Ratio of net investment income (loss) to
 average net assets/(d)/...........................           0.62%/(b)/        1.25%          0.67%           0.99%/(b)/
Ratio of net investment income (loss) to
 average net assets/(e)/...........................           0.40%/(b)/        0.95%             -               -
Portfolio turnover rate............................             85%              192%           205%            183%
Number of shares outstanding at end of period
 (000's)...........................................         55,972            56,825         60,441          64,151
Net assets at end of period (000's)................       $386,036          $345,213       $438,474        $533,368

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

- -----------------------------------------------------------------------------

                                                                            129
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                         Large Cap Growth Fund
                                                                 --------------------------------------------------
                                                                                          Year Ended    Year Ended
                                                                   Six Months Ended        May 31,       May 31,
                                                                 November 30, 2003/(g)/      2003          2002
                                                                 ---------------------  ----------      ----------
PER SHARE DATA
Net asset value at beginning of period..........................       $   5.45          $   6.20        $   7.43
                                                                 ---------------------  ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss).................................              -/(f)/            - /(f)/     (0.01)
   Net realized and unrealized gain (loss) on securities and               0.64             (0.75)          (1.22)
    foreign currency related transactions....................... ---------------------  ----------      ----------
   Total income (loss) from investment operations...............           0.64             (0.75)          (1.23)
                                                                 ---------------------  ----------      ----------
Distributions from:
   Investment income............................................              -                 -               -
   Realized gain on securities..................................              -                 -               -
                                                                 ---------------------  ----------      ----------
   Total distributions..........................................              -                 -               -
                                                                 ---------------------  ----------      ----------
Net asset value at end of period................................       $   6.09          $   5.45        $   6.20
                                                                 ---------------------  ----------      ----------
TOTAL RETURN/(a)(c)/............................................          11.74%           (12.04)%        (16.55)%
                                                                 ---------------------  ----------      ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           1.06%/(b)/        1.06%           1.05%
Ratio of expenses to average net assets/(e)/....................           1.08%/(b)/        1.10%           1.15%
Ratio of expense reductions to average net assets...............           0.00%             0.00%           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           0.00%/(b)/        0.05%          (0.13)%
Ratio of net investment income (loss) to average net assets/(e)/          (0.02)%/(b)/       0.01%              -
Portfolio turnover rate.........................................             67%               86%            150%
Number of shares outstanding at end of period (000's)...........         77,137            78,170          83,752
Net assets at end of period (000's).............................       $469,527          $426,061        $519,129

                                                                 Large Cap Growth Fund
                                                                 ---------------------
                                                                   December 11, 2000*
                                                                           to
                                                                      May 31, 2001
                                                                 ---------------------
PER SHARE DATA
Net asset value at beginning of period..........................      $  10.00
                                                                 ---------------------
Income (loss) from investment operations:
   Net investment income (loss).................................         (0.01)
   Net realized and unrealized gain (loss) on securities and             (2.56)
    foreign currency related transactions....................... ---------------------
   Total income (loss) from investment operations...............         (2.57)
                                                                 ---------------------
Distributions from:
   Investment income............................................             -
   Realized gain on securities..................................             -
                                                                 ---------------------
   Total distributions..........................................             -
                                                                 ---------------------
Net asset value at end of period................................      $   7.43
                                                                 ---------------------
TOTAL RETURN/(a)(c)/............................................        (25.70)%
                                                                 ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................          1.06%/(b)/
Ratio of expenses to average net assets/(e)/....................          1.10%/(b)/
Ratio of expense reductions to average net assets...............          0.00%
Ratio of net investment income (loss) to average net assets/(d)/         (0.27)%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/             -
Portfolio turnover rate.........................................            94%
Number of shares outstanding at end of period (000's)...........        84,055
Net assets at end of period (000's).............................      $624,700

                                                                                                 Mid Cap Index Fund
                                                                 ---------------------------------------------------------------
                                                                                                             Year Ended May 31,
                                                                   Six Months Ended     ----------------------------------------
                                                                 November 30, 2003/(g)/      2003           2002        2001
                                                                 ---------------------  ----------      -----------  ----------
PER SHARE DATA
Net asset value at beginning of period..........................      $    15.62        $    18.01       $    19.82  $    23.73
                                                                 ---------------------  ----------      -----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).................................            0.06/(f)/         0.11/(f)/        0.13        0.19
   Net realized and unrealized gain (loss) on securities and                3.04             (1.88)            0.16        1.74
    foreign currency related transactions....................... ---------------------  ----------      -----------  ----------
   Total income (loss) from investment operations...............            3.10             (1.77)            0.29        1.93
                                                                 ---------------------  ----------      -----------  ----------
Distributions from:
   Investment income............................................           (0.06)            (0.10)           (0.14)      (0.19)
   Realized gain on securities..................................               -             (0.52)           (1.96)      (5.65)
                                                                 ---------------------  ----------      -----------  ----------
   Total distributions..........................................           (0.06)            (0.62)           (2.10)      (5.84)
                                                                 ---------------------  ----------      -----------  ----------
Net asset value at end of period................................      $    18.66        $    15.62       $    18.01  $    19.82
                                                                 ---------------------  ----------      -----------  ----------
TOTAL RETURN/(a)(c)/............................................           19.87%            (9.50)%           2.03%      10.11%
                                                                 ---------------------  ----------      -----------  ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................            0.40%/(b)/        0.45%            0.41%       0.38%
Ratio of expenses to average net assets/(e)/....................            0.40%/(b)/        0.45%            0.41%       0.38%
Ratio of expense reductions to average net assets...............            0.00%             0.00%            0.00%       0.00%
Ratio of net investment income (loss) to average net assets/(d)/            0.77%/(b)/        0.77%            0.74%       0.84%
Ratio of net investment income (loss) to average net assets/(e)/            0.77%/(b)/        0.77%               -           -
Portfolio turnover rate.........................................               4%               10%              17%         34%
Number of shares outstanding at end of period (000's)...........          75,568            70,135           64,086      52,860
Net assets at end of period (000's).............................      $1,410,389        $1,095,294       $1,154,008  $1,047,680

                                                                  Mid Cap Index Fund
                                                                 -------------------
                                                                  Year Ended May 31,
                                                                 --------------------
                                                                   2000       1999
                                                                 --------  ---------
PER SHARE DATA
Net asset value at beginning of period.......................... $  25.64   $  25.27
                                                                 --------  ---------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.22       0.23
   Net realized and unrealized gain (loss) on securities and         4.49       2.54
    foreign currency related transactions....................... --------  ---------
   Total income (loss) from investment operations...............     4.71       2.77
                                                                 --------  ---------
Distributions from:
   Investment income............................................    (0.22)     (0.23)
   Realized gain on securities..................................    (6.40)     (2.17)
                                                                 --------  ---------
   Total distributions..........................................    (6.62)     (2.40)
                                                                 --------  ---------
Net asset value at end of period................................ $  23.73   $  25.64
                                                                 --------  ---------
TOTAL RETURN/(a)(c)/............................................    21.36%     11.91%
                                                                 --------  ---------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.36%      0.38%
Ratio of expenses to average net assets/(e)/....................     0.36%      0.38%
Ratio of expense reductions to average net assets...............     0.00%      0.00%
Ratio of net investment income (loss) to average net assets/(d)/     0.90%      0.92%
Ratio of net investment income (loss) to average net assets/(e)/        -          -
Portfolio turnover rate.........................................       41%        41%
Number of shares outstanding at end of period (000's)...........   38,889     31,886
Net assets at end of period (000's)............................. $922,679   $817,573

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

- -----------------------------------------------------------------------------

130
                       FINANCIAL HIGHLIGHTS - CONTINUED



                                                                  Money Market I Fund
                                                                 ----------------------

                                                                   Six Months Ended
                                                                 November 30, 2003/(g)/
                                                                 ----------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $   1.00
                                                                 ----------------------
Income (loss) from investment operations:
   Net investment income (loss).................................              -/(f)/
   Net realized and unrealized gain (loss) on securities and                  -
    foreign currency related transactions....................... ----------------------
   Total income (loss) from investment operations...............              -
                                                                 ----------------------
Distributions from:
   Investment income............................................              -
   Realized gain on securities..................................              -
                                                                 ----------------------
   Total distributions..........................................              -
                                                                 ----------------------
Net asset value at end of period................................       $   1.00
                                                                 ----------------------
TOTAL RETURN/(a)(c)/............................................           0.26%
                                                                 ----------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.60%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.63%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           0.52%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           0.49%/(b)/
Portfolio turnover rate.........................................            N/A
Number of shares outstanding at end of period (000's)...........        482,258
Net assets at end of period (000's).............................       $482,258

                                                                       Money Market I Fund
                                                                 ----------------------------------------------------
                                                                                  Year Ended May 31,
                                                                 ----------------------------------------------------
                                                                     2003        2002      2001      2000      1999
                                                                 --------      --------  --------  --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $   1.00      $   1.00  $   1.00  $   1.00  $   1.00
                                                                 --------      --------  --------  --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.01/(f)/     0.02      0.06      0.05      0.05
   Net realized and unrealized gain (loss) on securities and            -             -         -         -         -
    foreign currency related transactions....................... --------      --------  --------  --------  --------
   Total income (loss) from investment operations...............     0.01          0.02      0.06      0.05      0.05
                                                                 --------      --------  --------  --------  --------
Distributions from:
   Investment income............................................    (0.01)        (0.02)    (0.06)    (0.05)    (0.05)
   Realized gain on securities..................................        -             -         -         -         -
                                                                 --------      --------  --------  --------  --------
   Total distributions..........................................    (0.01)        (0.02)    (0.06)    (0.05)    (0.05)
                                                                 --------      --------  --------  --------  --------
Net asset value at end of period................................ $   1.00      $   1.00  $   1.00  $   1.00  $   1.00
                                                                 --------      --------  --------  --------  --------
TOTAL RETURN/(a)(c)/............................................     1.00%         2.14%     5.77%     5.21%     4.84%
                                                                 --------      --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.59%         0.60%     0.57%     0.56%     0.57%
Ratio of expenses to average net assets/(e)/....................     0.64%         0.62%     0.58%     0.56%     0.57%
Ratio of expense reductions to average net assets...............     0.00%         0.00%     0.00%     0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     1.01%         2.07%     5.59%     5.13%     4.66%
Ratio of net investment income (loss) to average net assets/(e)/     0.96%            -         -         -         -
Portfolio turnover rate.........................................      N/A           N/A       N/A       N/A       N/A
Number of shares outstanding at end of period (000's)...........  524,446       734,135   579,507   484,934   347,394
Net assets at end of period (000's)............................. $524,446      $734,135  $579,507  $484,934  $347,394

                                                                                     Nasdaq-100(R) Index Fund
                                                                 ------------------------------------------------
                                                                                         Year Ended    Year Ended
                                                                   Six Months Ended       May 31,       May 31,
                                                                 November 30, 2003/(g)/     2003          2002
                                                                 ---------------------  ----------     ----------
PER SHARE DATA
Net asset value at beginning of period..........................        $  3.36          $  3.40        $  5.09
                                                                 ---------------------  ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss).................................              -/(f)/       (0.01)/(f)/    (0.01)
   Net realized and unrealized gain (loss) on securities and               0.63            (0.03)         (1.68)
    foreign currency related transactions....................... ---------------------  ----------     ----------
   Total income (loss) from investment operations...............           0.63            (0.04)         (1.69)
                                                                 ---------------------  ----------     ----------
Distributions from:
   Investment income............................................              -                -              -
   Realized gain on securities..................................              -                -              -
                                                                 ---------------------  ----------     ----------
   Total distributions..........................................              -                -              -
                                                                 ---------------------  ----------     ----------
Net asset value at end of period................................        $  3.99          $  3.36        $  3.40
                                                                 ---------------------  ----------     ----------
TOTAL RETURN/(a)(c)/............................................          18.75%           (1.18)%       (33.20)%
                                                                 ---------------------  ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.60%/(b)/       0.81%          0.77%
Ratio of expenses to average net assets/(e)/....................           0.60%/(b)/       0.81%          0.77%
Ratio of expense reductions to average net assets...............           0.00%            0.00%          0.00%
Ratio of net investment income (loss) to average net assets/(d)/          (0.23)%/(b)/     (0.48)%        (0.36)%
Ratio of net investment income (loss) to average net assets/(e)/          (0.23)%/(b)/     (0.48)%            -
Portfolio turnover rate.........................................              0%               6%             2%
Number of shares outstanding at end of period (000's)...........         23,270           15,570          7,786
Net assets at end of period (000's).............................        $92,932          $52,306        $26,449

                                                                Nasdaq-100(R) Index Fund
                                                                ------------------------
                                                                     October 2, 2000*
                                                                            to
                                                                       May 31, 2001
                                                                 -----------------------
PER SHARE DATA
Net asset value at beginning of period..........................     $ 10.00
                                                                 -----------------------
Income (loss) from investment operations:
   Net investment income (loss).................................        0.01
   Net realized and unrealized gain (loss) on securities and           (4.91)
    foreign currency related transactions....................... -----------------------
   Total income (loss) from investment operations...............       (4.90)
                                                                 -----------------------
Distributions from:
   Investment income............................................       (0.01)
   Realized gain on securities..................................           -
                                                                 -----------------------
   Total distributions..........................................       (0.01)
                                                                 -----------------------
Net asset value at end of period................................     $  5.09
                                                                 -----------------------
TOTAL RETURN/(a)(c)/............................................      (49.01)%
                                                                 -----------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................        0.52%/(b)/
Ratio of expenses to average net assets/(e)/....................        0.52%/(b)/
Ratio of expense reductions to average net assets...............        0.00%
Ratio of net investment income (loss) to average net assets/(d)/        0.31%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           -
Portfolio turnover rate.........................................          19%
Number of shares outstanding at end of period (000's)...........       3,732
Net assets at end of period (000's).............................     $19,005

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

                                                                            131
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                    Science & Technology Fund
                                                    -------------------------

                                                        Six Months Ended
                                                     November 30, 2003/(g)/
                                                    -------------------------
PER SHARE DATA
Net asset value at beginning of period.............      $     9.14
                                                    -------------------------
Income (loss) from investment operations:
   Net investment income (loss)....................           (0.03)/(f)/
   Net realized and unrealized gain (loss)
    on securities and foreign currency related                 1.90
    transactions................................... -------------------------
   Total income (loss) from investment operations..            1.87
                                                    -------------------------
Distributions from:
   Investment income...............................               -
   Realized gain on securities.....................               -
                                                    -------------------------
   Total distributions.............................               -
                                                    -------------------------
Net asset value at end of period...................      $    11.01
                                                    -------------------------
TOTAL RETURN/(a)(c)/...............................           20.46%
                                                    -------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/.......            1.00%/(b)/
Ratio of expenses to average net assets/(e)/.......            1.01%/(b)/
Ratio of expense reductions to average net assets..            0.01%
Ratio of net investment income (loss) to
 average net assets/(d)/...........................           (0.62)%/(b)/
Ratio of net investment income (loss) to
 average net assets/(e)/...........................           (0.63)%/(b)/
Portfolio turnover rate............................              23%
Number of shares outstanding at end of period
 (000's)...........................................         132,166
Net assets at end of period (000's)................      $1,455,490

                                                               Science & Technology Fund
                                                    -------------------------------------------------------------------
                                                                             Year Ended May 31,
                                                    ------------------------------------------------------------------
                                                          2003           2002         2001         2000         1999
                                                    ----------       ----------   ----------   ----------   ----------
PER SHARE DATA
Net asset value at beginning of period............. $     9.56       $    17.28   $    41.14   $    29.95   $    22.07
                                                    ----------       ----------   ----------   ----------   ----------
Income (loss) from investment operations:
   Net investment income (loss)....................      (0.05)/(f)/      (0.07)       (0.17)       (0.11)       (0.10)
   Net realized and unrealized gain (loss)
    on securities and foreign currency related           (0.37)           (6.86)      (15.86)       16.37        10.36
    transactions................................... ----------       ----------   ----------   ----------   ----------
   Total income (loss) from investment operations..      (0.42)           (6.93)      (16.03)       16.26        10.26
                                                    ----------       ----------   ----------   ----------   ----------
Distributions from:
   Investment income...............................          -                -            -            -            -
   Realized gain on securities.....................          -            (0.79)       (7.83)       (5.07)       (2.38)
                                                    ----------       ----------   ----------   ----------   ----------
   Total distributions.............................          -            (0.79)       (7.83)       (5.07)       (2.38)
                                                    ----------       ----------   ----------   ----------   ----------
Net asset value at end of period................... $     9.14       $     9.56   $    17.28   $    41.14   $    29.95
                                                    ----------       ----------   ----------   ----------   ----------
TOTAL RETURN/(a)(c)/...............................      (4.39)%         (41.26)%     (42.24)%      52.65%       48.34%
                                                    ----------       ----------   ----------   ----------   ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/.......       1.00%            1.00%        0.98%        0.96%        0.96%
Ratio of expenses to average net assets/(e)/.......       1.04%            1.02%        0.98%        0.96%        0.96%
Ratio of expense reductions to average net assets..       0.02%            0.00%        0.00%        0.00%        0.00%
Ratio of net investment income (loss) to
 average net assets/(d)/...........................      (0.66)%          (0.59)%      (0.66)%      (0.40)%      (0.46)%
Ratio of net investment income (loss) to
 average net assets/(e)/...........................      (0.71)%              -            -            -            -
Portfolio turnover rate............................         53%             104%         176%         130%         149%
Number of shares outstanding at end of period
 (000's)...........................................    129,123          129,126      116,654       80,564       56,211
Net assets at end of period (000's)................ $1,180,380       $1,234,937   $2,015,574   $3,314,052   $1,683,585

                                                                                Small Cap Fund
                                                    ---------------------------------------------------------------
                                                                             Year Ended    Year Ended  December 11, 2000*
                                                      Six Months Ended        May 31,       May 31,            to
                                                    November 30, 2003/(g)/      2003          2002        May 31, 2001
                                                    ---------------------  ----------      ----------  ------------------
PER SHARE DATA
Net asset value at beginning of period.............       $   7.67          $   8.75        $   9.09        $  10.00
                                                    ---------------------  ----------      ----------  ------------------
Income (loss) from investment operations:
   Net investment income (loss)....................          (0.02)/(f)/       (0.02)/(f)/     (0.01)          (0.01)
   Net realized and unrealized gain (loss)
    on securities and foreign currency related                1.72             (1.06)          (0.33)          (0.90)
    transactions................................... ---------------------  ----------      ----------  ------------------
   Total income (loss) from investment operations..           1.70             (1.08)          (0.34)          (0.91)
                                                    ---------------------  ----------      ----------  ------------------
Distributions from:
   Investment income...............................              -                 -               -               -
   Realized gain on securities.....................              -                 -               -               -
                                                    ---------------------  ----------      ----------  ------------------
   Total distributions.............................              -                 -               -               -
                                                    ---------------------  ----------      ----------  ------------------
Net asset value at end of period...................       $   9.37          $   7.67        $   8.75        $   9.09
                                                    ---------------------  ----------      ----------  ------------------
TOTAL RETURN/(a)(c)/...............................          22.16%           (12.34)%         (3.74)%         11.51%
                                                    ---------------------  ----------      ----------  ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/.......           0.95%/(b)/        0.95%           0.95%           0.95%/(b)/
Ratio of expenses to average net assets/(e)/.......           1.03%/(b)/        1.06%           1.06%           1.00%/(b)/
Ratio of expense reductions to average net assets..           0.00%             0.00%           0.00%           0.00%
Ratio of net investment income (loss) to
 average net assets/(d)/...........................          (0.37)%/(b)/      (0.29)%         (0.15)%         (0.14)%/(b)/
Ratio of net investment income (loss) to
 average net assets/(e)/...........................          (0.45)%/(b)/      (0.40)%             -               -
Portfolio turnover rate............................             34%               74%             68%            130%
Number of shares outstanding at end of period
 (000's)...........................................         68,831            69,895          75,125          78,572
Net assets at end of period (000's)................       $644,825          $535,870        $657,045        $714,608

* Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

- -----------------------------------------------------------------------------

132
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                  Small Cap Index Fund
                                                                 ----------------------

                                                                   Six Months Ended
                                                                 November 30, 2003/(g)/
                                                                 ---------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $  10.86
                                                                 ---------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.05/(f)/
   Net realized and unrealized gain (loss) on securities and               2.59
    foreign currency related transactions....................... ---------------------
   Total income (loss) from investment operations...............           2.64
                                                                 ---------------------
Distributions from:
   Investment income............................................          (0.04)
   Realized gain on securities..................................              -
                                                                 ---------------------
   Total distributions..........................................          (0.04)
                                                                 ---------------------
Net asset value at end of period................................       $  13.46
                                                                 ---------------------
TOTAL RETURN/(a)(c)/............................................          24.30%
                                                                 ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.47%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.47%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           0.80%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           0.80%/(b)/
Portfolio turnover rate.........................................             17%
Number of shares outstanding at end of period (000's)...........         29,656
Net assets at end of period (000's).............................       $399,048

                                                                       Small Cap Index Fund
                                                                 -----------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 -----------------------------------------------------
                                                                     2003         2002      2001      2000       1999
                                                                 --------      --------   --------  --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  11.97      $  14.11   $  15.66  $  15.84  $  17.94
                                                                 --------      --------   --------  --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.09/(f)/     0.13       0.19      0.18      0.19
   Net realized and unrealized gain (loss) on securities and        (1.12)        (0.32)      0.40      1.43     (0.74)
    foreign currency related transactions....................... --------      --------   --------  --------  --------
   Total income (loss) from investment operations...............    (1.03)        (0.19)      0.59      1.61     (0.55)
                                                                 --------      --------   --------  --------  --------
Distributions from:
   Investment income............................................    (0.08)        (0.13)     (0.19)    (0.18)    (0.19)
   Realized gain on securities..................................        -         (1.82)     (1.95)    (1.61)    (1.36)
                                                                 --------      --------   --------  --------  --------
   Total distributions..........................................    (0.08)        (1.95)     (2.14)    (1.79)    (1.55)
                                                                 --------      --------   --------  --------  --------
Net asset value at end of period................................ $  10.86      $  11.97   $  14.11  $  15.66  $  15.84
                                                                 --------      --------   --------  --------  --------
TOTAL RETURN/(a)(c)/............................................    (8.55)%       (1.08)%     5.23%    10.22%    (2.45)%
                                                                 --------      --------   --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.52%         0.48%      0.44%     0.40%     0.41%
Ratio of expenses to average net assets/(e)/....................     0.52%         0.48%      0.44%     0.40%     0.41%
Ratio of expense reductions to average net assets...............     0.00%         0.00%      0.00%     0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     0.93%         1.03%      1.31%     1.12%     1.20%
Ratio of net investment income (loss) to average net assets/(e)/     0.93%            -          -         -         -
Portfolio turnover rate.........................................       35%           34%        57%       35%       36%
Number of shares outstanding at end of period (000's)...........   24,411        21,473     16,769    14,596    13,890
Net assets at end of period (000's)............................. $265,018      $257,046   $236,530  $228,602  $220,002

                                                                  Social Awareness Fund
                                                                 ----------------------

                                                                   Six Months Ended
                                                                 November 30, 2003/(g)/
                                                                 ---------------------
PER SHARE DATA
Net asset value at beginning of period..........................       $  15.73
                                                                 ---------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.08/(f)/
   Net realized and unrealized gain (loss) on securities and               1.53
    foreign currency related transactions....................... ---------------------
   Total income (loss) from investment operations...............           1.61
                                                                 ---------------------
Distributions from:
   Investment income............................................          (0.08)
   Realized gain on securities..................................              -
                                                                 ---------------------
   Total distributions..........................................          (0.08)
                                                                 ---------------------
Net asset value at end of period................................       $  17.26
                                                                 ---------------------
TOTAL RETURN/(a)(c)/............................................          10.26%
                                                                 ---------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           0.63%/(b)/
Ratio of expenses to average net assets/(e)/....................           0.63%/(b)/
Ratio of expense reductions to average net assets...............           0.00%
Ratio of net investment income (loss) to average net assets/(d)/           1.01%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           1.01%/(b)/
Portfolio turnover rate.........................................             48%
Number of shares outstanding at end of period (000's)...........         22,183
Net assets at end of period (000's).............................       $382,844

                                                                       Social Awareness Fund
                                                                 ------------------------------------------------------
                                                                                   Year Ended May 31,
                                                                 ------------------------------------------------------
                                                                     2003         2002       2001      2000      1999
                                                                 --------      --------   --------   --------  --------
PER SHARE DATA
Net asset value at beginning of period.......................... $  17.66      $  21.01   $  24.77   $  24.11  $  22.16
                                                                 --------      --------   --------   --------  --------
Income (loss) from investment operations:
   Net investment income (loss).................................     0.16/(f)/     0.13       0.20       0.20      0.21
   Net realized and unrealized gain (loss) on securities and        (1.60)        (2.76)     (3.23)      1.61      4.08
    foreign currency related transactions....................... --------      --------   --------   --------  --------
   Total income (loss) from investment operations...............    (1.44)        (2.63)     (3.03)      1.81      4.29
                                                                 --------      --------   --------   --------  --------
Distributions from:
   Investment income............................................    (0.15)        (0.14)     (0.20)     (0.18)    (0.22)
   Realized gain on securities..................................    (0.34)        (0.58)     (0.53)     (0.97)    (2.12)
                                                                 --------      --------   --------   --------  --------
   Total distributions..........................................    (0.49)        (0.72)     (0.73)     (1.15)    (2.34)
                                                                 --------      --------   --------   --------  --------
Net asset value at end of period................................ $  15.73      $  17.66   $  21.01   $  24.77  $  24.11
                                                                 --------      --------   --------   --------  --------
TOTAL RETURN/(a)(c)/............................................    (7.89)%      (12.77)%   (12.33)%     7.49%    20.05%
                                                                 --------      --------   --------   --------  --------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................     0.65%         0.61%      0.58%      0.55%     0.57%
Ratio of expenses to average net assets/(e)/....................     0.65%         0.61%      0.58%      0.55%     0.57%
Ratio of expense reductions to average net assets...............     0.00%         0.00%      0.00%      0.00%     0.00%
Ratio of net investment income (loss) to average net assets/(d)/     1.05%         0.69%      0.85%      0.79%     0.93%
Ratio of net investment income (loss) to average net assets/(e)/     1.05%            -          -          -         -
Portfolio turnover rate.........................................       58%           40%        29%        40%       49%
Number of shares outstanding at end of period (000's)...........   22,221        23,444     23,321     23,509    21,646
Net assets at end of period (000's)............................. $349,610      $414,108   $489,982   $582,403  $521,965

/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

                                                                            133
                       FINANCIAL HIGHLIGHTS - CONTINUED


                                                                                                    Stock Index Fund
                                                                 ----------------------------------------------------------------
                                                                                                               Year Ended May 31,
                                                                   Six Months Ended     -----------------------------------------
                                                                 November 30, 2003/(g)/      2003           2002         2001
                                                                 ---------------------  ----------      ----------   ----------
PER SHARE DATA
Net asset value at beginning of period..........................      $    26.51        $    30.11      $    36.89   $    42.98
                                                                 ---------------------  ----------      ----------   ----------
Income (loss) from investment operations:
   Net investment income (loss).................................            0.20/(f)/         0.35/(f)/       0.33         0.35
   Net realized and unrealized gain (loss) on securities and                2.60             (2.97)          (5.45)       (4.99)
    foreign currency related transactions....................... ---------------------  ----------      ----------   ----------
   Total income (loss) from investment operations...............            2.80             (2.62)          (5.12)       (4.64)
                                                                 ---------------------  ----------      ----------   ----------
Distributions from:
   Investment income............................................           (0.19)            (0.34)          (0.34)       (0.35)
   Realized gain on securities..................................               -             (0.64)          (1.32)       (1.10)
                                                                 ---------------------  ----------      ----------   ----------
   Total distributions..........................................           (0.19)            (0.98)          (1.66)       (1.45)
                                                                 ---------------------  ----------      ----------   ----------
Net asset value at end of period................................      $    29.12        $    26.51      $    30.11   $    36.89
                                                                 ---------------------  ----------      ----------   ----------
TOTAL RETURN/(a)(c)/............................................           10.59%            (8.44)%        (14.16)%     (10.87)%
                                                                 ---------------------  ----------      ----------   ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................            0.38%/(b)/        0.40%           0.37%        0.34%
Ratio of expenses to average net assets/(e)/....................            0.38%/(b)/        0.40%           0.37%        0.34%
Ratio of expense reductions to average net assets...............            0.00%             0.00%           0.00%        0.00%
Ratio of net investment income (loss) to average net assets/(d)/            1.40%/(b)/        1.39%           1.01%        0.86%
Ratio of net investment income (loss) to average net assets/(e)/            1.40%/(b)/        1.39%              -            -
Portfolio turnover rate.........................................               1%                6%              6%           7%
Number of shares outstanding at end of period (000's)...........         138,907           136,800         135,870      131,180
Net assets at end of period (000's).............................      $4,045,612        $3,627,137      $4,091,054   $4,839,632

                                                                     Stock Index Fund
                                                                 -----------------------
                                                                    Year Ended May 31,
                                                                 -----------------------
                                                                    2000        1999
                                                                 ----------  ----------
PER SHARE DATA
Net asset value at beginning of period.......................... $    39.73  $    33.38
                                                                 ----------  ----------
Income (loss) from investment operations:
   Net investment income (loss).................................       0.41        0.40
   Net realized and unrealized gain (loss) on securities and           3.59        6.51
    foreign currency related transactions....................... ----------  ----------
   Total income (loss) from investment operations...............       4.00        6.91
                                                                 ----------  ----------
Distributions from:
   Investment income............................................      (0.39)      (0.41)
   Realized gain on securities..................................      (0.36)      (0.15)
                                                                 ----------  ----------
   Total distributions..........................................      (0.75)      (0.56)
                                                                 ----------  ----------
Net asset value at end of period................................ $    42.98  $    39.73
                                                                 ----------  ----------
TOTAL RETURN/(a)(c)/............................................      10.10%      20.85%
                                                                 ----------  ----------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................       0.31%       0.32%
Ratio of expenses to average net assets/(e)/....................       0.31%       0.32%
Ratio of expense reductions to average net assets...............       0.00%       0.00%
Ratio of net investment income (loss) to average net assets/(d)/       0.97%       1.13%
Ratio of net investment income (loss) to average net assets/(e)/          -           -
Portfolio turnover rate.........................................          6%          2%
Number of shares outstanding at end of period (000's)...........    125,003     116,731
Net assets at end of period (000's)............................. $5,373,192  $4,637,628

                                                                                       Value Fund
                                                                 -------------------------------------------------
                                                                                                       December 31, 2001*
                                                                   Six Months Ended      Year Ended            to
                                                                 November 30, 2003/(g)/ May 31, 2003      May 31, 2002
                                                                 ---------------------  ------------   ------------------
PER SHARE DATA
Net asset value at beginning of period..........................        $  8.62           $  9.69           $ 10.00
                                                                 ---------------------  ------------   ------------------
Income (loss) from investment operations:
   Net investment income (loss).................................           0.04/(f)/         0.07/(f)/         0.02
   Net realized and unrealized gain (loss) on securities and               0.77             (1.05)            (0.31)
    foreign currency related transactions....................... ---------------------  ------------   ------------------
   Total income (loss) from investment operations...............           0.81             (0.98)            (0.29)
                                                                 ---------------------  ------------   ------------------
Distributions from:
   Investment income............................................          (0.02)            (0.06)            (0.02)
   Realized gain on securities..................................              -             (0.03)                -
                                                                 ---------------------  ------------   ------------------
   Total distributions..........................................          (0.02)            (0.09)            (0.02)
                                                                 ---------------------  ------------   ------------------
Net asset value at end of period................................        $  9.41           $  8.62           $  9.69
                                                                 ---------------------  ------------   ------------------
TOTAL RETURN/(a)(c)/............................................           9.42%           (10.01)%           (2.89)%
                                                                 ---------------------  ------------   ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets/(d)/....................           1.33%/(b)/        1.50%             1.46%/(b)/
Ratio of expenses to average net assets/(e)/....................           1.33%/(b)/        1.50%             1.46%/(b)/
Ratio of expense reductions to average net assets...............           0.00%             0.00%             0.00%
Ratio of net investment income (loss) to average net assets/(d)/           1.00%/(b)/        0.94%             0.52%/(b)/
Ratio of net investment income (loss) to average net assets/(e)/           1.00%/(b)/        0.94%                -
Portfolio turnover rate.........................................             21%               40%               20%
Number of shares outstanding at end of period (000's)...........          1,374             1,291             1,121
Net assets at end of period (000's).............................        $12,921           $11,134           $10,855

*Date Fund commenced operations.
/(a)/The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
/(b)/Annualized.
/(c)/Total return is not annualized. It does include, if any, expense reimbursements and expense reductions.
/(d)/Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
/(e)/Excludes, if any, expense reimbursements and expense reductions.
/(f)/The per share amounts are calculated using the average share method. /(g)/Unaudited.

- -----------------------------------------------------------------------------

134
                       DIRECTOR INFORMATION (Unaudited)
                                                              November 30, 2003



                                                  Term of Office and
       Name, Birth Date        Position Held With   Length of Time
          and Address*           VALIC Complex        Served (4)            Principal Occupations During Past Five Years
- --------------------------------------------------------------------------------------------------------------------------------
Independent Directors
Dr. Judith L. Craven           Director                 1998-        Retired Administrator. Formerly, President, United Way of
  DOB: October 6, 1945                                 Present       the Texas Gulf Coast, a not for profit organization
                                                                     (1992-1998).




- --------------------------------------------------------------------------------------------------------------------------------
William F. Devin               Director                 2001-        Member, Board of Governors, Boston Stock Exchange
  DOB: December 30, 1938                               Present       (1985-Present). Formerly, Executive Vice President,
                                                                     Fidelity Capital Markets, a division of National Financial
                                                                     Services Corp. (1966-1996).

- --------------------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner           Director                 1998-        Professor and Head, Department of Neuroscience, and
  DOB: July 15, 1949                                   Present       Visscher Chair of Physiology, University of Minnesota
                                                                     (1999-Present). Formerly, Director, Graduate Program in
                                                                     Neuroscience, University of Minnesota (1995-1999);
                                                                     Professor of Neurosurgery, University of Minnesota
                                                                     (1980-1999); Consultant to EMPI Inc. (1994-1995); and
                                                                     Medtronic Inc. (1997-1998).

- --------------------------------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr. Director                 1998-        Municipal Court Judge, Dallas, Texas (1995-Present).
  DOB: July 27, 1940                                   Present

- --------------------------------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman           Director                 1984-        President Emeritus, Rice University, Houston, Texas
  DOB: March 2, 1912                                   Present       (1985-Present).

- --------------------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster         Director                 1984-        Pastor Emeritus and Director of Planned Giving, First
  DOB: December 15, 1923                               Present       Presbyterian Church (1997-Present).

- --------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Lavery              Director                 2001-        Vice President of Massachusetts Capital Resources
  DOB: December 30, 1949                               Present       Company (1982-Present).

- --------------------------------------------------------------------------------------------------------------------------------
Ben H. Love                    Director                 1993-        Retired. Formerly Director, Mid-American Waste, Inc.,
  DOB: September 26, 1930                              Present       (1993-1997); Chief Executive, Boy Scouts of America
                                                                     (1985-1993)

- --------------------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.        Director                 1998-        President, Meharry Medical College, Nashville,
  DOB: October 28, 1946                                Present       Tennessee (1994-Present).

- --------------------------------------------------------------------------------------------------------------------------------

                               Number of Funds in Fund
       Name, Birth Date          Complex Overseen by
          and Address*              Director (2)             Other Directorships Held by Director (3)
- -----------------------------------------------------------------------------------------------------------
Independent Directors
Dr. Judith L. Craven                     75            Director, A.G. Belo Corporation, a media company
  DOB: October 6, 1945                                 (1992-Present); Director SYSCO Corporation, a
                                                       food marketing and distribution company (1996-
                                                       Present); Director, Luby's, Inc., a restaurant chain
                                                       (1998-Present); Director, University of Texas Board
                                                       of Regents (2001-Present).

- -----------------------------------------------------------------------------------------------------------
William F. Devin                         75            None.
  DOB: December 30, 1938



- -----------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner                     37            None.
  DOB: July 15, 1949






- -----------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.           37            None.
  DOB: July 27, 1940

- -----------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman                     37            Chairman--Scientific Advisory Board for The
  DOB: March 2, 1912                                   Robert A. Welch Foundation (1983-Present).

- -----------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster                   37            None.
  DOB: December 15, 1923

- -----------------------------------------------------------------------------------------------------------
Kenneth J. Lavery                        37            Director, Board of Overseers, Newton Wellesley
  DOB: December 30, 1949                               Hospital (1996-Present).

- -----------------------------------------------------------------------------------------------------------
Ben H. Love                              37            None.
  DOB: September 26, 1930


- -----------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.                  37            Director, Monarch Dental Corporation
  DOB: October 28, 1946                                (1997-Present); Director, Pinnacle Financial
                                                       Partners, Inc. (2000-Present).
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------

                                                                            135
November 30, 2003
                 DIRECTOR INFORMATION (Unaudited) - CONTINUED


                                            Term of Office and
    Name, Birth Date     Position Held With   Length of Time
       and Address*        VALIC Complex        Served (4)          Principal Occupations During Past Five Years
- -----------------------------------------------------------------------------------------------------------------------
Interested Directors
Robert P. Condon (1)     Director and             2001-        President, VALIC (2000-Present); Executive Vice
  DOB: December 28, 1941 Chairman                Present       President-Sales and Marketing, American General
                                                               Retirement Services (1999-Present). Formerly, Executive
                                                               Vice President, Fidelity Federal Bank
                                                               (1993-1999).
- -----------------------------------------------------------------------------------------------------------------------
Paige T. Davis (1)       Director                 2002-        Formerly, Regional Manager, VALIC (1976-2001).
  DOB: July 4, 1943                              Present





- -----------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck (1)     Director                 2001-        President and Chief Executive Officer, SAAMCo
  DOB: January 23, 1954                          Present       (1995-Present); President, AIG SunAmerica Fund
                                                               Services, Inc. (1988-Present).



- -----------------------------------------------------------------------------------------------------------------------

                         Number of Funds in Fund
    Name, Birth Date       Complex Overseen by
       and Address*           Director (2)            Other Directorships Held by Director (3)
- ---------------------------------------------------------------------------------------------------
Interested Directors
Robert P. Condon (1)               37            None.
  DOB: December 28, 1941



- ---------------------------------------------------------------------------------------------------
Paige T. Davis (1)                 37            Director, Maryland African American Museum
  DOB: July 4, 1943                              Corporation (1999-Present); Director, Maryland
                                                 Racing Commission (1996-Present); Director,
                                                 Morgan State University Foundation, Inc.
                                                 (1998-Present); Director, Maryland Health and
                                                 Higher Education Facilities Authority
                                                 (1987-Present).
- ---------------------------------------------------------------------------------------------------
Peter A. Harbeck (1)               84            Director, AIG Asset Management International, Inc.
  DOB: January 23, 1954                          (2000-Present); Managing Director, John McStay
                                                 Investment Counsel, L.P. (1999-Present); Director,
                                                 SunAmerica Capital Services, Inc. (1993-Present);
                                                 Director, SAAMCo (1995-Present); Director,
                                                 SunAmerica Fund Services, Inc. (1988-Present).
- ---------------------------------------------------------------------------------------------------

* The business address for each Director is, 2929 Allen Parkway, Houston, TX, 77019.
(1)Interested Director, as defined within the Investment Company Act of 1940 (the "1940 Act"), because of current or former employment by VALIC (Messrs. Condon and Davis) or SAAMCo (Mr. Harbeck), companies affiliated with VALIC.
(2)The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo or an affiliated person of SAAMCo serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Strategic Investment Series, Inc. (7 funds), SunAmerica Style Select Series, Inc. (15 portfolios), Anchor Pathway Fund (7 funds), Anchor Series Trust (9 portfolios), Seasons Series Trust (19 portfolios), SunAmerica Series Trust (32 portfolios), VALIC Company I (22 funds), and VALIC Company II (15 funds).
(3)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act other than those listed under the preceding column.
(4)Directors serve until their successors are duly elected and qualified.

   Additional Information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

- -----------------------------------------------------------------------------

136
                               VALIC COMPANY I


BOARD OF DIRECTORS                           TRANSFER AND SHAREHOLDER SERVICE AGENT
Robert P. Condon                             The Variable Annuity
Judith L. Craven                             Life Insurance Company (VALIC)
Paige T. Davis                               2929 Allen Parkway
William F. Devin                             Houston, Texas 77019
Timothy J. Ebner
Gustavo E. Gonzales, Jr.                     OFFICERS
Norman Hackerman                             Robert P. Condon,
Peter A. Harbeck                              Chairman
John W. Lancaster                            Evelyn M. Curran,
Kenneth J. Lavery                             President and Chief Executive Officer
Ben H. Love                                  John Packs,
John E. Maupin, Jr.                           Vice President and Senior Investment Officer
                                             Gregory R. Kingston,
CUSTODIAN                                     Treasurer and Chief Financial Officer
State Street Bank and Trust Company          Nori L. Gabert,
225 Franklin Street                           Vice President and Secretary
Boston, Massachusetts 02110                  Cynthia A. Gibbons,
                                              Chief Compliance Officer and Assistant Secretary
INVESTMENT ADVISER                           Robert M. Zakem,
The Variable Annuity                          Vice President and Assistant Secretary
Life Insurance Company (VALIC)               Donna Handel,
2929 Allen Parkway                            Vice President and Assistant Treasurer
Houston, Texas 77019                         Kathryn A. Pearce,
                                              Assistant Treasurer
INVESTMENT SUB-ADVISERS                      Donald H. Guire,
AIG Global Investment Corp.                   Assistant Treasurer
175 Water Street
New York, New York 10038

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

Founders Asset Management, LLC
210 University Boulevard, Suite 800
Denver, Colorado 80206

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

WM Advisors, Inc.
1201 Third Avenue
Seattle, Washington 98101

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
Ernst & Young LLP
1401 McKinney, Suite 1200
Houston, Texas 77010




 This report is for the information of the shareholders and variable contract owners participating in the VALIC Company I. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

 If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 448-2542. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

- -----------------------------------------------------------------------------

                                                                            137
                                VALIC COMPANY I


                                                               AIG VALIC ONLINE

                                                                 Account Access

                        Manage your account on the Web through AIG VALIC
                        Online!

   You must establish a Enjoy quick, easy and secure access -- now or anytime.
                        Go to www.aigvalic.com, and click on "View your account".
                        You'll find these exciting features:

Personal Identification .  View your current portfolio valuation.
                        . View your account and transaction confirmation statements.
    Number (PIN) before .  View fund performance and unit values.
    using the automated .  View your transaction history.
      account services. .  View information about your financial advisor.
                        .  Change your Personal Identification Number (PIN).
                        .  Change your address, e-mail and telephone number.
                        .  Change your allocation of future contributions.
                        .  Transfer money among investment options.
  Your PIN is valid for . Rebalance account to your desired allocation mix. both AIG VALIC by Phone . Perform loan modeling.
                        .  Request forms for a variety of services.
                        . Enroll in the electronic document delivery service. Start exploring AIG VALIC Online today by establishing at 1.800.448.2542 a Personal Identification Number (PIN)!
  and AIG VALIC Online. To set up a PIN through AIG VALIC Online:
                        .  Go to www.aigvalic.com.
                        .  Click "View your account".
                        .  Click "I am a new user".
                        . For verification, enter your Social Security number, last name and date of birth.
                        .  Choose, enter and verify your numeric PIN.
                        . Click "I Agree" to accept AIG VALIC's access agreement (required).
                        . Verify and/or update your address, e-mail and telephone number information.
                        Your PIN setup is complete when the Client Summary screen appears.
                        This PIN is valid for both AIG VALIC by Phone at
                        1.800.448.2542 and AIG VALIC Online.

                        AIG VALIC by Phone is AIG VALIC's toll-free automated phone line for 24-hour access to your account.

VALIC COMPANY I BLUE CHIP GROWTH FUND
VALIC COMPANY I GROWTH FUND
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2003
(UNAUDITED)


                                                                                                                 Pro Forma
                                                   VALIC Company I           VALIC Company I      Pro Forma       Combined
                                                      Growth Fund          Blue Chip Growth Fund   Adjustments    (Note 1)
                                               -------------------------  ----------------------  --------------------------

ASSETS:
Investment securities, at value (identified
   cost $4,188,164; $31,181,325; and
     $35,369,489, respectively) (Includes
   securities on loan of $40,830 and $136,155,
     respectively).......................          $ 4,677,798            $ 34,348,896               $ -        $ 39,026,694
Short term investments (cost equals market)             41,820                 625,438                               667,258
Repurchase agreements (cost equals market)             117,000                       -                               117,000
Cash.....................................                  168                       -                                   168
Receivable for investments sold..........                   -                  183,823                 -             183,823
Receivable for shares sold...............                1,808                  43,882                 -              45,690
Receivable from investment adviser.......                   -                       -                  -                 -
Prepaid expenses and other assets........                4,087                  30,760               (48)(A)          34,799
                                                -------------------------  ----------------------  -----------    -----------
          Total assets...................            4,842,681              35,232,799               (48)         40,075,432
                                               -------------------------  ----------------------  -----------    -----------

LIABILITIES:
Payable for shares redeemed..............                  335                   8,272                 -               8,607
Payable for collateral upon return of
securities loaned........................               41,820                 139,728                 -             181,548
Investment advisory and management fees
    payable..............................                3,661                  22,058                 -              25,719
Administrative services..................                  270                   1,930                 -               2,200
Accrued expenses and other liabilities...               18,989                 334,252              47,500(A)        400,741
                                              -------------------------  ----------------------  -----------     -----------
          Total liabilities..............               65,075                 506,240              47,500           618,815
                                                -----------------------  ----------------------  -----------     -----------
                    Net assets...........          $ 4,777,606            $ 34,726,559           $ (47,548)     $ 39,456,617
                                               =========================  ======================  ===========    ===========


NET ASSETS WERE COMPOSED OF:
Common Stock, $.01, $.01, and $.01,
  par value
 (1 billion shares authorized)...........             $ 10,260                $ 46,464           $ (3,932)(B)       $ 52,792
Paid-in capital..........................            7,795,804              36,464,658              3,932 (B)     44,264,394
                                               -------------------------  ----------------------  -----------    -----------
                                                     7,806,064              36,511,122                 -          44,317,186
Accumulated undistributed net
  investment income (loss)...............              (27,467)                  7,321            (47,548)(A)       (67,694)
Accumulated undistributed net realized
   gain (loss) on investments............           (3,490,625)             (4,959,455)                -         (8,450,080)
Net unrealized appreciation (depreciation) on
   investments...........................              489,634               3,167,571                 -          3,657,205
                                               -------------------------  ----------------------  -----------    -----------
                    Net assets...........          $ 4,777,606            $ 34,726,559          $ (47,548)     $ 39,456,617
                                               =========================  ======================  ===========    ===========




     Net assets.........................           $ 4,777,606            $ 34,726,559          $ (47,548)(A)  $ 39,456,617
     Shares outstanding...................           1,025,960               4,646,351           (393,087)(B)     5,279,224
      Net asset value, offering and redemption
                                               -------------------------  ----------------------  -----------    -----------
        price per share................ ...             $ 4.66            $       7.47          $       -      $       7.47
                                               =========================  ======================  ===========    ===========


(A) To adjust for the remaining balances of any prepaid expenses of the VC I Growth Fund to be expensed prior to the reorganization and adjustments for the reorganization costs.
(B) To adjust for a tax free exchange of VC I Growth Fund shares for shares of VC I Blue Chip Growth Fund

----------------



VALIC COMPANY I BLUE CHIP GROWTH FUND
VALIC COMPANY I GROWTH FUND
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2003
(UNAUDITED)



                                                                                 VALIC Company I                    Pro Forma
                                                         VALIC Company I        Blue Chip Growth     Pro Forma      Combined
                                                         Growth Fund (C)             Fund (C)       Adjustments     (Note 1)
                                                     ------------------------  -------------------- -------------   ---------

INVESTMENT INCOME:
Income:
     Dividends.............................                  $ 42,769             $ 255,076         $     -         $ 297,845
     Securities lending income.............                       801                 1,357               -             2,158
     Interest..............................                       858                 4,055               -             4,913
                                                     ------------------------ -------------------- -------------    ---------
            Total investment income........                  $ 44,428             $ 260,488         $     -         $ 304,916
                                                     ========================  ==================== =============   =========

Expenses:
     Investment advisory and management
            fees..........................                     37,919               193,915           (5,671)(D)      226,163
     Administrative fees..................                      2,794                16,967               28 (D)       19,789
     Transfer agent fees and expenses.....                      2,487                 1,244           (1,631)(D)        2,100
     Registration fees....................                          9                     -               (9)(D)          -
     Custodian fees and expenses..........                     49,059                48,765          (52,824)(E)       45,000
     Printing expense.....................                      1,351                 7,155           (3,506)(E)        5,000
     Directors' fees and expenses.........                        747                 3,924           (2,671)(D)        2,000
     Audit and tax fees...................                      6,799                 8,015           (9,814)(E)        5,000
     Legal fees and expenses..............                        207                   397             (104)(E)          500
     Interest.............................                         -                    226             (226)(E)          -
     Miscellaneous expenses...............                        842                   562             (804)(E)          600
                                                     ------------------------  -------------------- -------------    ---------
         Total expenses before
             reimbursements..............                     102,214               281,170           (77,231)        306,153
         Fees paid indirectly............                      (2,061)               (7,475)                           (9,536)
                                                     ------------------------  -------------------- -------------   ---------
         Net expenses....................                      100,153              273,695           (77,231)        296,617
                                                     ------------------------  -------------------- -------------   ---------
Net investment income (loss).............                      (55,725)             (13,207)           77,231           8,299
                                                     ------------------------  -------------------- -------------    ---------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...                    (304,107)           (1,015,406)            -         (1,319,513)
Net change in unrealized appreciation (depreciation)
    on investments.......................                      864,211             5,046,939             -          5,911,150
                                                     ------------------------  -------------------- -------------  ---------
Net realized and unrealized gain (loss)
    on investments.......................                      560,104             4,031,533             -          4,591,637

NET INCREASE (DECREASE) IN  NET ASSETS
   RESULTING FROM OPERATIONS:............                    $ 504,379           $ 4,018,326         $ 77,231     $ 4,599,936
                                                     ========================  ==================== =============  =========

(C) For the period December 1, 2002 through November 30, 2003.
(D) Reflects adjustments to expenses based on surviving funds fee schedules and combined net assets.
(E) Reflects the elimination of duplicate services or fees.

--------------------


                                                     VALIC COMPANY I BLUE CHIP GROWTH FUND
                                                         VALIC COMPANY I GROWTH FUND
                                                  PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
                                                            AS OF NOVEMBER 30. 2003
                                                                  (UNAUDITED)




          Shares                                                                                   Market Value




          Blue Chip                                                  Blue Chip                     Blue Chip
Growth    Growth          Pro Forma                         Growth   Growth  Pro Forma Growth       Growth               Pro Forma
Fund(4)    Fund   Adjust-Combined  Description               Fund(4)   Fund   Combined  Fund(4)      Fund   Adjustments  Combined
                   ments

                                  COMMON STOCK              97.91%    98.9%   98.9%


                                  ADVERTISING                0.34%    0.62%   0.59%


    100        -             100  Getty Images, Inc.+                                    $ 4,340          $ -      $ -       $ 4,340


    150    2,700           2,850  Omnicom Group, Inc.                                     11,949      215,082                227,031


                                  AEROSPACE/DEFENSE          0.72%    0.53%   0.55%


      -    1,300           1,300  General Dynamics Corp.                                       -      105,131                105,131


    150        -             150  L-3 Communications Holdings,
                                     Inc.+                                                  7,058            -                 7,058


      -    1,700           1,700  Lockheed Martin Corp.                                        -       78,098                 78,098


    320        -             320  United Technologies Corp.                               27,424            -                 27,424


                                  AIRLINES                   0.09%            0.01%


    250        -             250  Southwest Airlines Co.                                   4,495            -                  4,495


                                  APPAREL & PRODUCTS         1.53%    0.03%   0.21%


    270        -             270  Chicos FAS, Inc.+                                       10,363            -                 10,363


    150        -             150  Liz Claiborne, Inc.                                      5,251            -                  5,251


    400        -             400  Reebok International, Ltd.                              16,096            -                 16,096


    100        -             100  Timberland Co., Class A+                                 5,402            -                  5,402


  1,600      500           2,100  TJX Cos., Inc.                                          36,144       11,295                 47,439


                                  APPLIANCES/FURNISHINGS     0.42%            0.05%


    290        -             290  Whirlpool Corp.                                         19,813            -                 19,813


                                  AUTOMOTIVE                 0.60%    1.75%   1.61%


    300        -             300  AutoZone, Inc.+                                         28,698            -                 28,698


      -    7,300           7,300  Danaher Corp.                                                -      607,360                607,360


                                  AUTO - REPLACEMENT PARTS   0.58%            0.07%


    340        -             340  Advance Auto Parts, Inc.+                               27,751            -                 27,751


                                  BANKS                      1.09%    6.76%   6.08%


      -    4,700           4,700  Bank of America Corp.                                        -      354,521                354,521


      -    5,300           5,300  Bank of New York Co., Inc.                                   -      162,604                162,604


      -   11,800          11,800  Mellon Financial Corp.                                       -      339,840                339,840


      -    5,900           5,900  Northern Trust Corp.                                         -      264,615                264,615


    290   10,300          10,590  State Street Bank & Trust Co.                           14,778      524,888                539,666


    490   12,500          12,990  U.S. Bancorp                                            13,578      346,375                359,953


    200    6,200           6,400  Wells Fargo & Co.                                       11,466      355,446                366,912


    200        -             200  Zions Bancorp.                                          12,334            -                 12,334


                                  BEVERAGES                  2.20%    2.01%   2.03%


    300        -             300  Anheuser-Busch Cos., Inc.                               15,546            -                 15,546


      -    7,800           7,800  Coca-Cola Bottling Co.                                       -      362,700                362,700


    470        -             470  Coca-Cola Enterprises, Inc.                              9,706            -                  9,706


  1,660    6,960           8,620  PepsiCo, Inc.                                           79,879      334,915                414,794


                                  BROADCASTING               1.19%    3.25%   3.01%


      -   11,100          11,100  Clear Channel Communications, Inc.                           -      464,091                464,091


    150        -             150  Comcast Corp., Class A+                                  4,707            -                  4,707


    940   12,600          13,540  Comcast Corp., Class A Special+                         28,341      379,890                408,231


    250        -             250  Fox Entertainment Group, Inc., Class A+                  7,137            -                  7,137


  1,500        -           1,500  Liberty Media Corp., Series A+                          16,575            -                 16,575


      -    7,900           7,900  Univision Communications, Inc., Class A+(1)                  -      285,032                285,032


                                  BUILDING MATERIALS         2.28%            0.28%


  1,610        -           1,610  Lowe's Cos., Inc.                                       93,863            -                 93,863


    560        -             560  Masco Corp.                                             15,232            -                 15,232


                                  COMMERCIAL SERVICES        0.84%    1.40%   1.34%


    526    7,000           7,526  Accenture, Ltd., Class A+                               13,097      174,300                187,397


      -    8,200           8,200  Cendant Corp.+                                               -      181,712                181,712


    150        -             150  Convergys Corp.+                                         2,301            -                  2,301


    170        -             170  Iron Mountain, Inc.+                                     6,256            -                  6,256


    250    3,400           3,650  Paychex, Inc.                                            9,618      130,798                140,416


    275        -             275  Rent-A-Center, Inc.+                                     8,935            -                  8,935


                                  CONGLOMERATES              6.16%    3.19%   3.55%


    860    1,100           1,960  3M Co.                                                  67,975       86,944                154,919


  7,890   19,700          27,590  General Electric Co.                                   226,206      564,799                791,005


      -   19,900          19,900  Tyco International, Ltd.                                     -      456,705                456,705


                                  DRUGS                      8.68%    6.77%   7.01%


  1,400    6,700           8,100  Abbott Laboratories                                     61,880      296,140                358,020


    380        -             380  Allergan, Inc.                                          28,398            -                 28,398


     80        -              80  Barr Laboratories, Inc.+                                 6,603            -                  6,603


    370        -             370  Caremark Rx, Inc.+                                       9,879            -                  9,879


      -    3,700           3,700  Eli Lilly & Co.                                              -      253,672                253,672


    430    5,800           6,230  Forest Laboratories, Inc.+                              23,495      316,912                340,407


    480        -             480  Merck & Co., Inc.                                       19,488            -                 19,488


  6,540   37,780          44,320  Pfizer, Inc.                                           219,417    1,267,519              1,486,936


      -      400             400  Teva Pharmaceutical Industries, Ltd. ADR                     -       24,094                 24,094


  1,150    4,900           6,050  Wyeth                                                   45,310      193,060                238,370


                                  ELECTRONICS/ELECTRICAL EQUI0.89%            0.11%


    230        -             230  Arrow Electronics, Inc.+                                 5,378            -                  5,378


    130        -             130  Fisher Scientific International, Inc.+                   5,235            -                  5,235


    960        -             960  PMC-Sierra, Inc.+                                       19,555            -                 19,555


  1,000        -           1,000  Xerox Corp.+                                            12,180            -                 12,180


                                  FINANCE COMPANIES          3.34%    0.93%   1.22%


  1,120        -           1,120  Capital One Financial Corp.                             66,886            -                 66,886


  3,770    1,800           5,570  MBNA Corp.                                              92,441       44,136                136,577


      -    7,500           7,500  SLM Corp.                                                    -      278,475                278,475


                                  FINANCIAL SERVICES         4.12%   11.18%  10.34%


    200    5,200           5,400  American Express Co.                                     9,142      237,692                246,834


    910   13,500          14,410  Charles Schwab Corp.                                    10,556      156,600                167,156


  1,070   29,666          30,736  Citigroup, Inc.                                         50,333    1,395,489              1,445,822


    150        -             150  Doral Financial Corp.                                    7,585            -                  7,585


  1,060    6,600           7,660  Fannie Mae                                              74,200      462,000                536,200


      -    4,200           4,200  Franklin Resources, Inc.                                     -      200,886                200,886


    500    1,500           2,000  Freddie Mac                                             27,210       81,630                108,840


      -    3,600           3,600  Goldman Sachs Group, Inc.                                    -      345,888                345,888


    100        -             100  H & R Block, Inc.                                        5,429            -                  5,429


      -    2,300           2,300  Legg Mason, Inc.                                             -      183,333                183,333


    220    8,000           8,220  Merrill Lynch & Co., Inc.                               12,485      454,000                466,485


      -    6,600           6,600  Morgan Stanley                                               -      364,848                364,848


                                  FOODS                      0.22%    0.93%   0.84%


      -    2,000           2,000  General Mills, Inc.                                          -       90,020                 90,020


     80        -              80  Performance Food Group Co.+(1)                           3,145            -                  3,145


    200    6,400           6,600  Sysco Corp.                                              7,264      232,448                239,712


                                  FREIGHT                             0.69%   0.61%


      -    3,300           3,300  United Parcel Service, Inc., Class B                         -      240,141                240,141


                                  HEALTHCARE                 1.39%    0.40%   0.52%


     40      600             640  Anthem, Inc.+                                            2,885       43,272                 46,157


     90        -              90  Community Health Systems, Inc.+                          2,437            -                  2,437


    350        -             350  Health Management Associates, Inc., Class A              8,995            -                  8,995


    160        -             160  Manor Care, Inc.                                         5,651            -                  5,651


     60        -              60  McKesson Corp.                                           1,752            -                  1,752


    320    2,600           2,920  Medco Health Solutions, Inc.+                           11,658       94,718                106,376


     90        -              90  Mid Atlantic Medical Services, Inc.+                     5,526            -                  5,526


    190        -             190  Patterson Dental Co.+                                   12,939            -                 12,939


    210        -             210  Steris Corp.+                                            4,857            -                  4,857


    180        -             180  Universal Health Services, Inc., Class B                 9,679            -                  9,679


                                  HOME BUILDERS              0.82%            0.10%


    340        -             340  DR Horton, Inc.                                         14,858            -                 14,858


    250        -             250  Lennar Corp.                                            24,475            -                 24,475


                                  HOSPITAL SUPPLIES          5.67%    3.09%   3.41%


    250      300             550  AmerisourceBergen Corp.                                 15,823       18,987                 34,810


     80        -              80  Beckman Coulter, Inc.                                    4,092            -                  4,092


    500    5,600           6,100  Boston Scientific Corp.+                                17,945      200,984                218,929


    560    1,450           2,010  Cardinal Health, Inc.                                   34,238       88,653                122,891


    170        -             170  Henry Schein, Inc.+                                     11,439            -                 11,439


  2,520    8,700          11,220  Johnson & Johnson                                      124,211      428,823                553,034


  1,100    5,300           6,400  Medtronic, Inc.                                         49,720      239,560                289,280


     80        -              80  St. Jude Medical, Inc.+                                  5,067            -                  5,067


      -    1,200           1,200  Stryker Corp.                                                -       97,200                 97,200


    120        -             120  Varian Medical Systems, Inc.+                            8,281            -                  8,281


                                  HOUSEHOLD PRODUCTS         1.82%    0.83%   0.95%


     60      200             260  Colgate-Palmolive Co.                                    3,150       10,500                 13,650


    190        -             190  Dial Corp.                                               4,917            -                  4,917


      -    2,100           2,100  Estee Lauder Cos., Inc., Class A                             -       79,800                 79,800


      -    2,400           2,400  Gillette Co.                                                 -       80,952                 80,952


    820    1,200           2,020  Procter & Gamble Co.                                    78,917      115,488                194,405


                                  INFORMATION PROCESSING     5.71%   2.08%   2.52%
                                      - HARDWARE

  4,100   13,800          17,900  Dell, Inc.+                                            141,450      476,100                617,550


    730      500           1,230  International Business Machines Corp.                   66,094       45,270                111,364


     80        -              80  Lexar Media, Inc.+                                       1,709            -                  1,709


    610    2,600           3,210  Lexmark International, Inc., Class A+                   47,214      201,240                248,454


    200        -             200  Sandisk Corp.+                                          16,172            -                 16,172


                                  INFORMATION PROCESSING     3.02%    5.93%   5.58%
                                     - SERVICES

    430    3,500           3,930  Adobe Systems, Inc.                                     17,768      144,620                162,388


    230    4,700           4,930  Affiliated Computer Services, Inc., Class A+            11,532      235,658                247,190


    100        -             100  Cognizant Technology Solutions Corp., Class A+           4,587            -                  4,587


      -    3,200           3,200  eBay, Inc.+                                                  -      178,720                178,720


    530    1,500           2,030  EMC Corp.+                                               7,282       20,610                 27,892


    240        -             240  Fair Issac & Co., Inc.                                  13,238            -                 13,238


      -   13,700          13,700  First Data Corp.                                             -      518,545                518,545


    150    5,300           5,450  Fiserv, Inc.+                                            5,625      198,750                204,375


    193    8,400           8,593  InterActiveCorp+                                         6,340      275,940                282,280


    250        -             250  Macromedia, Inc.+                                        5,128            -                  5,128


    350    3,300           3,650  SunGard Data Systems, Inc.+                              9,457       89,166                 98,623


  1,780    4,200           5,980  Symantec Corp.+                                         58,437      137,886                196,323


    310        -             310  VeriSign, Inc.+                                          5,025            -                  5,025


      -    6,000           6,000  Yahoo!, Inc.+                                                -      257,880                257,880


                                  INFORMATION PROCESSING   5.90%   4.72%   4.87%
                                      - SOFTWARE

    200        -             200  Automatic Data Processing, Inc.                          7,646            -                  7,646


    150        -             150  BEA Systems, Inc.+                                       1,905            -                  1,905


      -    1,800           1,800  ChoicePoint, Inc.+                                           -       68,850                 68,850


    330        -             330  Computer Associates International, Inc.                  7,689            -                  7,689


    200        -             200  IMS Health, Inc.                                         4,606            -                  4,606


      -    7,200           7,200  Intuit, Inc.+                                                -      362,016                362,016


    100        -             100  Mercury Interactive Corp.+                               4,680            -                  4,680


  8,900   40,300          49,200  Microsoft Corp.                                        228,730    1,035,710              1,264,440


  1,470      500           1,970  Oracle Corp.+                                           17,655        6,005                 23,660


    150        -             150  SEI Investments Co.                                      4,207            -                  4,207


      -    6,600           6,600  Siebel Systems, Inc.+                                        -       86,988                 86,988


    130    2,100           2,230  VERITAS Software Corp.+                                  4,943       79,844                 84,787


                                  INSURANCE                  3.20%    7.46%   6.95%


  1,940        -           1,940  ACE, Ltd.                                               70,713            -                 70,713


      -      500             500  AMBAC Financial Group, Inc.                                  -       34,375                 34,375


      -    3,000           3,000  American International Group, Inc.#                          -      173,850                173,850


    610        -             610  Coventry Health Care, Inc.+                             36,539            -                 36,539


    200        -             200  Fidelity National Financial, Inc.                        7,066            -                  7,066


      -    5,300           5,300  Hartford Financial Services Group, Inc.                      -      291,500                291,500


      -    8,100           8,100  Marsh & McLennan Cos., Inc.                                  -      359,964                359,964


      -   14,110          14,110  Travelers Property Casualty Corp., Class A                   -      220,116                220,116


    480   19,700          20,180  UnitedHealth Group, Inc.                                25,872    1,061,830              1,087,702


     40        -              40  WellChoice, Inc.+(1)                                     1,361            -                  1,361


    120    4,800           4,920  Wellpoint Health Networks, Inc., Class A+               11,219      448,752                459,971


                                  LEISURE AND TOURISM        2.25%    3.76%   3.59%


      -    7,300           7,300  Carnival Corp.                                               -      256,887                256,887


    100        -             100  CBRL Group, Inc.                                         4,125            -                  4,125


    140        -             140  Electronic Arts, Inc.+                                   6,192            -                  6,192


    230        -             230  GTECH Holdings Corp.                                    11,445            -                 11,445


      -    7,300           7,300  Harley-Davidson, Inc.                                        -      344,341                344,341


    330        -             330  Harrah's Entertainment, Inc.                            15,797            -                 15,797


      -   10,000          10,000  International Game Technology                                -      346,900                346,900


    100        -             100  Marriott International, Inc., Class A                    4,583            -                  4,583


    170        -             170  Mattel, Inc.                                             3,441            -                  3,441


      -    5,600           5,600  McDonald's Corp.                                             -      143,528                143,528


      -    1,900           1,900  MGM Mirage, Inc.+                                            -       71,212                 71,212


  1,200        -           1,200  Royal Caribbean Cruises, Ltd.(1)                        36,324            -                 36,324


    480    4,500           4,980  Starbucks Corp.+                                        15,393      144,315                159,708


    300        -             300  Yum! Brands, Inc.+                                      10,347            -                 10,347


                                  MACHINERY                           0.59%   0.52%


      -    2,200           2,200  Deere & Co.                                                  -      134,706                134,706


      -      900             900  Illinois Tool Works, Inc.                                    -       70,290                 70,290


                                  MEDICAL - BIOMEDICAL/GENE  2.14%    1.83%   1.94%


  1,170    8,000           9,170  Amgen, Inc.+                                            67,287      460,080                527,367


    150        -             150  Biogen, Inc.+                                            5,727            -                  5,727


    180    1,500           1,680  Genentech, Inc.+                                        15,174      126,450                141,624


    300        -             300  Genzyme Corp.+                                          14,022            -                 14,022


      -    2,000           2,000  MedImmune, Inc.+                                             -       47,600                 47,600


      -        -               -  MEDICAL TECHNOLOGY         0.57%            0.00%


    480        -             480  Guidant Corp.                                           27,250            -                 27,250


                                  METALS                     0.67%    0.41%   0.44%


      -    4,000           4,000  Alcoa, Inc.                                                  -      131,240                131,240


    740        -             740  Freeport-McMoRan Copper & Gold, Inc., Class B           32,212            -                 32,212


      -      200             200  Nucor Corp.                                                  -       11,222                 11,222


                                  MULTIMEDIA                 0.32%    3.48%   3.10%


      -    2,800           2,800  E.W. Scripps Co., Class A                                    -      257,768                257,768


    500   16,500          17,000  Time Warner, Inc.+                                       8,140      268,620                276,760


      -   13,428          13,428  Viacom, Inc., Class B                                        -      527,989                527,989


    300    6,700           7,000  Walt Disney Co.                                          6,927      154,703                161,630


                                  OIL AND GAS                0.27%    2.55%   2.28%


      -    8,500           8,500  Baker Hughes, Inc.                                           -      245,310                245,310


      -    3,900           3,900  BJ Services Co.+                                             -      124,371                124,371


    150        -             150  Burlington Resources, Inc.                               7,530            -                  7,530


    250        -             250  GlobalSantaFe Corp.                                      5,375            -                  5,375


      -    6,900           6,900  Schlumberger, Ltd.                                           -      323,748                323,748


      -    5,100           5,100  Smith International, Inc.+                                   -      191,454                191,454


                                  PAPER/FOREST PRODUCTS      0.11%            0.01%


    100        -             100  Sealed Air Corp.+                                        5,277            -                  5,277


                                  POLLUTION CONTROL                   0.15%   0.13%


      -    1,800           1,800  Waste Management, Inc.                                       -       52,938                 52,938


                                  RETAIL                     8.24%    5.19%   5.57%


    480        -             480  Bed Bath & Beyond, Inc.+                                20,275            -                 20,275


    600    4,450           5,050  Best Buy Co., Inc.                                      37,200      275,900                313,100


     60        -              60  Express Scripts, Inc., Class A+                          3,884            -                  3,884


    280        -             280  Family Dollar Stores, Inc.                              10,802            -                 10,802


    150        -             150  Federated Department Stores, Inc.                        7,364            -                  7,364


  2,170   15,100          17,270  Home Depot, Inc.                                        79,769      555,076                634,845


    400        -             400  Kohl's Corp.+                                           19,328            -                 19,328


    500        -             500  Kroger Co.+                                              9,430            -                  9,430


    100        -             100  Michaels Stores, Inc.                                    4,725            -                  4,725


    180        -             180  PETsMART, Inc.                                           4,349            -                  4,349


  1,320        -           1,320  Staples, Inc.+                                          35,838            -                 35,838


      -   11,300          11,300  Target Corp.                                                 -      437,536                437,536


      -    1,800           1,800  Walgreen Co.                                                 -       66,258                 66,258


  2,780    8,400          11,180  Wal-Mart Stores, Inc.                                  154,679      467,376                622,055


    170        -             170  Williams-Sonoma, Inc.+                                   6,127            -                  6,127


                                  SCHOOLS                    1.52%    1.25%   1.29%


    420    6,300           6,720  Apollo Group, Inc., Class A+                            28,993      434,889                463,882


    850        -             850  Career Education Corp.+                                 43,460            -                 43,460


                                  SEMICONDUCTORS            11.18%    6.52%   7.09%


    740        -             740  Altera Corp.+                                           18,744            -                 18,744


      -    7,600           7,600  Analog Devices, Inc.+                                        -      378,100                378,100


  1,500   12,200          13,700  Applied Materials, Inc.+                                36,450      296,460                332,910


      -    3,700           3,700  ASML Holding NV+                                             -       69,634                 69,634


  8,830   12,300          21,130  Intel Corp.                                            295,187      411,189                706,376


    180        -             180  Intersil Corp., Class A                                  4,754            -                  4,754


    300        -             300  KLA-Tencor Corp.+                                       17,583            -                 17,583


    740        -             740  Lam Research Corp.+                                     23,680            -                 23,680


    270        -             270  Linear Technology Corp.                                 11,648            -                 11,648


    490        -             490  LSI Logic Corp.+                                         4,591            -                  4,591


    160        -             160  Marvell Technology Group, Ltd.+                          6,318            -                  6,318


      -    9,300           9,300  Maxim Integrated Products, Inc.                              -      484,344                484,344


      -    3,300           3,300  Microchip Technology, Inc.                                   -      113,520                113,520


    100        -             100  Novellus Systems, Inc.+                                  4,376            -                  4,376


    700    2,300           3,000  QLogic Corp.+                                           39,781      130,709                170,490


  2,390    7,600           9,990  Texas Instruments, Inc.                                 71,127      226,176                297,303


      -    4,100           4,100  Xilinx, Inc.+                                                -      154,119                154,119


                                  TELECOMMUNICATIONS         5.79%    7.30%   7.13%


    650        -             650  Avaya, Inc.+                                             8,840            -                  8,840


    500        -             500  BellSouth Corp.                                         13,015            -                 13,015


    620        -             620  CenturyTel, Inc.                                        20,274            -                 20,274


    600        -             600  Ciena Corp.+                                             4,248            -                  4,248


  6,650   34,600          41,250  Cisco Systems, Inc.+                                   150,689      784,036                934,725


    590    8,600           9,190  EchoStar Communications Corp., Class A+                 20,343      296,528                316,871


    190        -             190  Harris Corp.                                             7,366            -                  7,366


      -   20,100          20,100  Nextel Communications, Inc., Class A+                        -      509,133                509,133


      -    8,700           8,700  Nokia Corp. ADR                                              -      156,426                156,426


  1,160    1,700           2,860  QUALCOMM, Inc.                                          51,678       75,735                127,413


      -   30,600          30,600  Vodafone Group, PLC ADR(1)                                   -      714,510                714,510


                                  THERAPEUTICS               0.18%    0.73%   0.66%


    150    4,300           4,450  Gilead Sciences, Inc.+                                   8,802      252,324                261,126


                                  TOBACCO                    0.90%    0.60%   0.64%


    830    4,000           4,830  Altria Group, Inc.                                      43,160      208,000                251,160


                                  UTILITIES - COMMUNICATION  0.13%            0.02%


    400        -             400  Sprint Corp. (FON Group)                                 5,996            -                  5,996


                                  UTILITIES - ELECTRIC       0.82%            0.10%


  1,270        -           1,270  Edison International, Inc.+                             25,933            -                 25,933


    250        -             250  Entergy Corp.                                           13,215            -                 13,215

                                                            ------   ------- -----     ---------   ----------    -------  ---------
                                  TOTAL COMMON STOCK        97.91%   98.91%  98.91%    4,677,798   34,348,896        -    39,026,694
                                                            =======  ======= =====     =========   ==========    =======   =========




                                  SHORT TERM INVESTMENTS     3.33%    1.80%   1.99%


                                  COLLECTIVE INVESTMENT POOL 0.88%    0.40%   0.46%


 41,820  139,728          181,548 Securities Lending Quality Trust(2)                     41,820      139,728                181,548


                                  REGISTERED INVESTMENT COMPANIES     1.40%   1.23%


      -  485,710          485,710 T. Rowe Price Reserve Investment Fund                        -      485,710                485,710


                                  REPURCHASE AGREEMENT       2.45%            0.30%


117,000     -             117,000 Agreement with State Street Bank & Trust Co., bearing  117,000            -                117,000
                                  interest of 0.93%, dated 11/28/03, to be repurchased
                                  12/01/03 in the amount of $117,009 and collarteralized
                                  by Federal Home Loan Bank Bonds, bearing interest at
                                  1.63%, due 6/17/05 and having an approximate value
                                  of $120,300 (Cost $117,000)

                                                             ------   ------- -----     ---------   ----------    -------  ---------
                                 TOTAL SHORT TERM            3.33%    1.80%   1.99%      158,820      625,438        -       784,258
                                   INVESTMENTS              =======  ======= =====     =========   ==========    =======   =========






                                  Total Investments         101.24% 100.71%  100.90%   4,836,618   34,974,334             39,810,952
                                      (cost $4,346,984;
                                        $31,806,763;
                                        $36,153,747)


                                  Liabilities in excess of    -1.24% -0.71%  -0.90%      (59,012)    (247,775) (47,548)    (354,335)
                                    of other assets           ------ ------  ------      --------    ---------  -------    --------

                                  NET ASSETS                100.00% 100.00%  100.00%  $4,777,606  $ 34,726,559 $(47,548)$ 39,456,617
                                                              ======  ======  =======   ==========   =========== ======== ==========







                                  + Non-income producing securities

                                 # Security represents and investment in an affiliated company

                                  ADR - American Depository Receipt

                                  (1) The security or a portion thereof is out on loan

                                  (2) The security is purchased with the cash collateral

                                        received from security loaned.

                                  (3) To adjust for the remaining balances of any prepaid expenses of the

                                        VC I Growth Fund to be expensed prior to the reorganization and adjustments for the reorganization costs.

                                  (4) As of 11/30/03, all of the securities held by the VALIC Company I Growth Fund would comply with the compliance guidelines and/or investment restrictions of the VALIC Company I Blue Chip Growth Fund.







                            VALIC COMPANY I BLUE CHIP GROWTH FUND
                                 VALIC COMPANY I GROWTH FUND
                      NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   AS OF NOVEMBER 30, 2003
                                         (UNAUDITED)


NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma unaudited financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between VALIC COMPANY I ("VC I") Blue Chip Growth Fund and VC I Growth Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan would be accomplished by an exchange of shares of VC I Blue Chip Growth Fund for the net assets of VC I Growth Fund. The statement of assets and liabilities and the related statement of operations of VC I Growth Fund and VC I Blue Chip Growth Fund have been combined as of and for the twelve months ended November 30, 2003. Following the acquisition, the VC I Blue Chip Growth Fund will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. The accompanying pro forma financial statements should be read in conjunction with the financial statements of the VC I Blue Chip Growth Fund and the VC I Growth Fund included in their respective annual and semi-annual reports dated May 31, 2003 and November 30, 2003, respectively. If the Agreement and Plan of Reorganization were to have taken place at November 30, 2003, the VC I Growth shareholders would have received 632,873 shares of VC I Blue Chip Growth Fund.

NOTE 2 - VALUATION

Securities listed or traded on a national exchange are valued daily at their last reported sale price as of the close of the customary trading session on the exchange where the security is principally traded. Securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (" NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities are valued based upon the last reported bid price. Futures traded on commodity exchanges are valued as of the close of such exchange. U. S. Treasury securities and other obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities, are valued at representative quoted prices. Such quoted prices generally are obtained from third party pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities. Publicly traded corporate bonds are valued at prices obtained from third party pricing services. Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock. Short- term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short- term security with a remaining maturity of 60 days or less are valued by the amortized cost method, which approximates fair market value. Portfolio securities that are primarily traded on foreign security exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Securities for which market quotations are not readily available or if a development/ event occurs that may significantly impact the value of the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

NOTE 3 - MERGER COSTS

Merger costs related to the Agreement and Plan are estimated at approximately $47,500 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of VC I Growth Fund carrying out its obligation under the Agreement and Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. The Fund has agreed to pay 100% of these costs.

NOTE 4 - USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 5 - FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the merger, VALIC Company I Blue Chip Growth Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code.